                                                Filed pursuant to Rule 424(b)(5)
                                                Registration File No. 333-33823

PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED JANUARY 19, 2000


                                   $2,750,400

                        Asset Backed Notes, Series 2000-1
                              Due December 1, 2029

                           FAIC II ISSUER TRUST 2000-1
                                     Issuer

                      Fund America Investors Corporation II
                                    Depositor

                             ----------------------

                  Principal                                          Initial Interest
                    Amount               Interest Rate(1)                Rate(2)
                  ---------              -------------               ----------------
Class F Notes     $1,986,400     One-Month LIBOR + 1.10%(3)              6.35%
Class S Notes        764,000     20.54% - (2.6 x One-Month LIBOR)(4)     6.89%

-----------
(1)      Interest on the notes will be paid monthly beginning on March 1, 2000.
(2) The initial interest rate will apply to the first interest accrual period. The interest rate on any class of notes for subsequent interest accrual periods will be calculated using the formula applicable to that class.
(3)      The interest rate on the Class F notes shall not exceed 9.00%.
(4)      The interest rate on the Class S notes will not be less than 0.00%.

         Before the trust may issue the notes to you, Moody's must have assigned a rating of "Aaa" to each class of notes.

         Merrill Lynch & Co. will purchase the notes at their issuance and will offer the notes from time to time in negotiated transactions at varying prices to be determined at the time of sale.

         The trust initially will consist of seven agency securities with an aggregate principal balance of $3,216,000 and an interest reserve fund with a balance of $5,462.50.

INVESTING IN THE NOTES INVOLVES RISK. SEE "RISK FACTORS" ON PAGE S-10 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 6 OF THE PROSPECTUS.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS TO WHICH IT RELATES IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Merrill Lynch & Co.

                  Prospectus Supplement dated January 19, 2000.

            IMPORTANT NOTICE ABOUT THE INFORMATION WE PRESENT IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS.

         You should rely only on the information contained in this document or to which we have referred you. We have not authorized anyone to provide you with different information. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document.

         We provide information to you about the notes in two separate documents that progressively provide more detail: the accompanying prospectus, which provides general information, some of which may not apply to your notes, and this prospectus supplement, which describes the specific terms of your notes.


   NEITHER FANNIE MAE NOR FREDDIE MAC NOR ANY OF THEIR RESPECTIVE AFFILIATES
                       IS A PARTICIPANT IN THIS OFFERING.


         Your notes will not be listed on any securities exchange.

         Although the underwriter intends to make a secondary market in your notes, it is not required to do so. A secondary market for your notes may not develop. If one does develop, it may not continue or provide sufficient liquidity.

         Until 90 days after the date of this Prospectus Supplement, all dealers that sell the offered notes, whether or not participating in this offering, may be required to deliver a prospectus and prospectus supplement. This requirement is in addition to the dealer's obligation to deliver a prospectus and prospectus supplement when acting as underwriters with respect to their unsold allotments or subscriptions.

         This prospectus supplement and the accompanying prospectus include cross-references to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

         Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the notes. Such transactions may include stabilizing, the purchase of notes to cover syndicate short positions and the imposition of penalty bids.


                            ------------------------

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
Summary of Terms...........................................................5
Risk Factors..............................................................10
Summary of Transaction....................................................13
Use of Proceeds...........................................................13
The Issuer................................................................13
Assets of the Issuer and Security for the Notes...........................14
The Agency Securities and Assets of the Underlying Pools..................15
Description of the Notes..................................................19
         General  ........................................................19
         Payments ........................................................19
         Priority of Distributions........................................20
         Payments of Interest.............................................20
         Method of Calculating LIBOR......................................21
         Payments of Principal............................................21
         Reports to Noteholders...........................................22
         Optional Note Redemption.........................................22
         Form and Denomination of the Notes...............................23
Yield, Average Life and Prepayment Considerations.........................23
         Prepayments and Defaults.........................................23
         PSA Standard Prepayment Assumption Model.........................24
         Pre-Tax Yields to Maturity.......................................24
         Declining Balances Tables........................................25
Description of the Indenture..............................................27
         Note Collection Account..........................................27
         Interest Reserve Account.........................................28
         Expense Reserve Account..........................................28
         Events of Default................................................29
         Amendment........................................................30
         The Note Trustee.................................................31
         Duties of the Note Trustee.......................................32
Governing Law.............................................................32
Certain Federal Income Tax Considerations.................................32
Certain ERISA Considerations..............................................35
Legal Investment Considerations...........................................37
Underwriting..............................................................37
Legal Matters.............................................................38
Ratings  .................................................................38

SCHEDULE I:       LIST OF AGENCY SECURITIES
EXHIBIT A:        YIELD TABLE
EXHIBIT B:        DECLINING BALANCES TABLES
ANNEX I:          OFFERING MEMORANDA FOR AGENCY SECURITIES


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                       This page intentionally left blank.

                                SUMMARY OF TERMS


o This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand more completely all of the terms of an offering of the notes, read carefully this entire document and the prospectus.

o This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of this information in this prospectus supplement and the prospectus.


INFORMATION ABOUT THE TRUST

Your notes will be issued by FAIC II Issuer Trust 2000-1, a trust created by Fund America Investors Corporation II prior to the closing date. The trust's assets are primarily the agency securities described below. The majority of the trusts' assets will secure payment of your notes.

Christiana Bank & Trust Company, a banking corporation incorporated in the State of Delaware, will be the trustee of the issuer. State Street Bank and Trust Company will be the certificate agent, with respect to the class R certificates, and will be the note trustee for the notes under the indenture.

SECURITIES OFFERED

The trust will issue the following notes:

o    Class F Notes
        Principal Amount      $1,986,400
        Interest Rate         One-month LIBOR + 1.10% (capped at 9.00%)
        Interest Paid         Monthly


o    Class S Notes
        Principal Amount      $764,000
        Interest Rate         20.54% - (2.6 x One-month LIBOR) (floor of 0.00%)
        Interest Paid         Monthly

The assumed final scheduled monthly distribution date on the notes will be December 1, 2029. The notes constitute senior debt obligations of the trust and will be secured by a pledge of most of the trust's assets, including the Fannie Mae and Freddie Mac securities described below, pursuant to an indenture. To the extent payments collected by the trust on the agency securities exceed amounts needed to pay interest on the notes on a monthly payment date, the trust will use the excess collections to prepay the notes.

OTHER SECURITIES NOT OFFERED

The trust will also issue $465,600 aggregate principal amount of FAIC II Issuer Trust 2000-1, Class R Certificates. The class R certificates are not offered under this prospectus supplement.

CLOSING DATE

The closing date will be on or about January 20, 2000.

FORM AND MINIMUM DENOMINATION

The notes will be issued in definitive, fully registered certificated form without interest coupons in minimum denominations of U.S. $10,000.

See "Description of the Notes - Form, Denomination, Registration and Transfer of the Notes."

TRANSFER OF ASSETS TO THE TRUST

Pursuant to a Purchase Agreement, dated as of January 20, 2000, between Fund America II and Merrill Lynch, Fund America II will purchase the seven agency securities described below. In turn, Fund America II will transfer the agency securities to the trust, pursuant to a Deposit and Sale Agreement.

THE ASSETS CONTAINED IN YOUR TRUST

The assets of the trust will primarily be:

o    the seven agency securities described below;

o the amounts in the note collection account, the interest reserve account, the expense reserve account (each described below) and the trust agreement collection account established under the issuer trust agreement; and

o    all proceeds of the foregoing.

Under the indenture, the issuer will pledge most of its assets to secure payment of the notes. The pledged assets, however, will not include principal collections on the Freddie Mac 2203 PG security until the certificate balance of the class R certificates has been reduced to zero and also will not include amounts on deposit in the expense reserve account and the trust agreement collection account.

THE AGENCY SECURITIES

The Depositor shall deposit seven REMIC securities issued by either Fannie Mae or Freddie Mac, each of which guarantees the payment of principal and interest on its respective securities. The agency securities consist of the following seven securities:

o    Fannie Mae 1999-51 R
     Principal Balance                     $500,000
     Coupon Rate                               6.0%
     Stated Maturity                   October 2029

o    Fannie Mae 1999-19 R
     Principal Balance                     $500,000
     Coupon Rate                               6.5%
     Stated Maturity                       May 2029

o    Fannie Mae 1999-39 R
     Principal Balance                     $500,000
     Coupon Rate                               6.5%
     Stated Maturity                    August 2029

o    Freddie Mac 2114 R
     Principal Balance                     $400,000
     Coupon Rate                               6.0%
     Stated Maturity               January 15, 2029

o    Freddie Mac 2137 R
     Principal Balance                     $500,000
     Coupon Rate                               6.5%
     Stated Maturity                 March 15, 2029

o    Freddie Mac 2149 R
     Principal Balance                     $500,000
     Coupon Rate                               6.5%
     Stated Maturity                   May 15, 2029

o    Freddie Mac 2203 PG
     Principal Balance                     $316,000
     Coupon Rate                               6.0%
     Stated Maturity             September 15, 2022

The total principal balance of the agency securities is approximately
$3,216,000.

With the exception of the Freddie Mac 2203 PG security, each agency security is a REMIC residual security. Each residual security is entitled to distributions of interest and principal payments in accordance with the priorities set forth in the underlying documents related to it. In addition, each residual agency security is entitled to receive the proceeds of any remaining assets of the related trust fund after the principal balances of all of the senior securities have been reduced to zero.

See "The Trust - The Agency Securities and Assets of the Underlying Pools."

Neither Fannie Mae nor Freddie Mac nor any of their respective affiliates is a participant in this offering.

THE POOLS UNDERLYING THE AGENCY SECURITIES

The assets of the REMIC related to each of the agency securities consist of either (i) direct beneficial ownership interests in discrete pools of single-family, fixed rate, first lien, residential mortgages and mortgage participations or (ii) indirect beneficial ownership interests in mortgage loans of this type in the form of mortgage-backed securities.

See "The Trust - The Agency Securities and Assets of the Underlying Pools."

NOTE COLLECTION ACCOUNT

The note trustee will establish a note collection account and deposit into it all amounts collected on the agency securities other than, until the certificate balance of the class R certificates has been reduced to zero, principal collected on the Freddie Mac 2203 PG security. On every monthly payment date, the note trustee will distribute amounts in the note collection account to noteholders as described below.

See "Description of the Indenture - Note Collection Account."

INTEREST RESERVE ACCOUNT

On the closing date, the Depositor will deposit U.S. $5,462.60, which is an amount equal to or greater than the amount of interest that will accrue on the notes from January 20, 2000 through January 31, 2000, into the interest reserve account. These funds will be applied on the first monthly payment date, together with accrued interest on the agency securities held in the note collection account, to make the first interest payment on the notes, which will reflect interest accrued over the initial accrual period of 41 days. Any funds remaining in the interest reserve account on the final monthly payment date after all required payments on the notes have been made shall be deposited into the trust agreement collection account for distribution as additional investment yield on the class R certificates.

See "Description of the Indenture - Interest Reserve Account."

EXPENSE RESERVE ACCOUNT

On the closing date, the Depositor will deposit U.S. $45,000 into the expense reserve account to pay the fees and ordinary expenses of the issuer trustee, the note trustee and the issuer certificate agent. That amount is expected to be sufficient to pay all scheduled fees and ordinary expenses owing to those parties. On each monthly payment date the issuer trustee shall be entitled to receive $166.67, the note trustee shall be entitled to receive $291.66 and the issuer certificate agent shall be entitled to receive $291.66. On any monthly payment date, if the amount in the expense reserve account shall be insufficient to pay these amounts, then the issuer trustee, the note trustee and the issuer certificate agent shall be allocated 22.22%, 38.89% and 38.89%, respectively, of any amount available in the expense reserve account.

See "Description of the Indenture - Expense Reserve Account."

DISTRIBUTIONS OF INTEREST AND PRINCIPAL

Distributions of interest and principal on your notes will occur on the first business day of each month beginning on March 1, 2000. In the ordinary course, monies received on the trust assets will be applied as follows:

o Any principal distributions collected on the Freddie Mac 2203 PG security will be applied to reduce the certificate balance of the class R certificates until the class R certificates' certificate balance has been reduced to zero.

o    All other payments received on the assets will be applied as follows:


                                    Step One


         Interest payments on the class F notes and class S notes, pro rata


                                    Step Two


         Principal payments on class F notes and class S notes, pro rata, until their respective principal balances have been reduced to zero


                                   Step Three


         To the trust agreement collection account for payment (after payment of certain amounts, if any, owed to the note trustee, issuer trustee, or issuer certificate agent) to the class R certificates until their certificate balances are reduced to zero


                                    Step Four


         To the trust agreement collection account for payment to the class R certificates as additional investment yield


OPTIONAL REDEMPTION OF YOUR NOTES

The holders of the class R certificates, or the Depositor or its assignee (if it has previously caused the trust to redeem the class R certificates or given notice to the trust of a redemption of the class R certificates on the upcoming monthly payment date), may cause a redemption of the notes on any monthly payment date on or after the earlier of (A) June 1, 2005 and (B) the first monthly payment date on which the remaining balance of the agency securities shall be equal to or less than 20% of the principal amount of the agency securities (at original issuance), after giving effect to any principal payments on such monthly payment date. The redemption price will be equal to 100% of the principal balance of the notes.

See "Description of the Notes - Optional Note Redemption."

FEDERAL INCOME TAX CONSEQUENCES TO YOU

Hunton & Williams has advised the issuer that the notes will be treated as debt for federal income tax purposes. Therefore, interest paid or accrued will be taxable to you. By acceptance of your notes, you will be deemed to have agreed to treat your notes as debt instruments for purposes of federal and state income tax, franchise tax and any other tax measured by income.

See "Certain Federal Income Tax Consequences."

ERISA CONSIDERATIONS FOR PLANS AND PLAN INVESTORS

The notes are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts. You should carefully review with your legal advisor whether the purchase or holding of the notes could give rise to a prohibited transaction.

See "Certain ERISA Considerations."

YOUR NOTES MAY BE LEGAL INVESTMENT FOR REGULATED ORGANIZATIONS

The class F and class S notes will be mortgage-related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations.

See "Legal Investment Considerations."

THE RATINGS ASSIGNED TO YOUR NOTES

Before the trust may issue the notes to you, Moody's must have assigned a rating of "Aaa" to each class of notes. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

See "Ratings."

--------------------------------------------------------------------------------
                                  RISK FACTORS
--------------------------------------------------------------------------------

         In addition to the risk factors in the prospectus, you should note the following:

ASSETS OF THE TRUST ARE LIMITED.

The credit risks associated with agency securities are complex. Only persons familiar with mortgage loan performance and asset-backed security structures should consider the notes as an appropriate investment.

The trust will not have any significant assets or sources of funds other than the agency securities, the accounts described in this prospectus supplement and certain related contractual rights. The notes represent obligations only of the trust and do not represent interests in or obligations of Merrill Lynch, Fund America II, the issuer trustee, the note trustee, the issuer certificate agent, Fannie Mae, Freddie Mac or any of their respective affiliates.

If an event of default occurs under the indenture, the note trustee may be instructed to sell or otherwise dispose of the trust's assets. There is no established trading market providing listings or quotations for securities or assets similar to the trust assets. Moreover, the value of the agency securities is subject to fluctuation depending on the performance of the mortgage loans in the underlying pools related to the agency securities, general economic conditions and the level of market interest rates. We cannot assure you that, if the agency securities were to be liquidated, the proceeds of those liquidations would be sufficient to pay the notes in full.


PREPAYMENTS ON MORTGAGE LOANS MAY ADVERSELY AFFECT YIELDS.

Unlike standard corporate bonds, the timing and amount of principal payments on the notes are not fixed and will be determined by the timing and amount of cash flows on the agency securities. These cash flows on the agency securities will be dependent on the amount of payments and the rate of prepayments on the mortgage loans in the related underlying pool. The timing of principal payments on the mortgage loans is affected by a variety of economic, geographic, legal and social factors, and the borrowers' ability to prepay a mortgage loan at any time. In general, when interest rates decline, prepayments on a pool of receivables such as the mortgage loans will increase as borrowers seek to refinance at lower rates.

In the case of any notes purchased at a premium to their principal amount, a faster-than-anticipated rate of principal payments of the mortgage loans in the underlying pools is likely to result in a lower-than-anticipated yield on those notes. Conversely, in the case of any notes purchased at a discount to their principal amount, a slower-than-anticipated rate of principal payments of the mortgage loans in the underlying pools is likely to result in a lower-than-anticipated yield on such notes.

CHANGES IN LIBOR MAY AFFECT THE YIELD ON YOUR NOTES.

Investors in the class F notes should consider the risk that lower-than-anticipated levels of LIBOR could result in actual yields to investors that are lower than anticipated. In addition, such investors should consider the fact that the interest rate cannot exceed its specified maximum rate, regardless of the level of LIBOR.

Investors in the Class S Notes should consider the risks that higher-than-anticipated levels of LIBOR could result in actual yields to investors that are significantly lower than anticipated and that, at certain levels of LIBOR, the interest rate will be 0%.

It is highly unlikely that LIBOR will remain constant at any level. The timing of changes in the level of LIBOR may affect the actual yield to an investor, even if the average level is consistent with the investor's expectation. In general, the earlier a change in the level of LIBOR, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of a LIBOR level that is higher (or lower) than the rate anticipated by the investor during earlier periods is not likely to be offset by a later equivalent reduction (or increase).

Changes in LIBOR may not correlate with changes in fixed mortgage interest rates. A higher level of LIBOR could occur concurrently with lower prevailing fixed mortgage interest rates (which would be expected to result in faster prepayments), thereby compounding the negative effects of each separate factor on the yield to investors in the Class S Notes.

IF FUND AMERICA II BECAME INSOLVENT, THE TRANSFER OF THE AGENCY SECURITIES TO THE TRUST MAY BE RECHARACTERIZED AS A PLEDGE.

Fund America II intends that the transfer of assets to the trust will constitute an absolute conveyance, rather than a pledge of the assets to secure indebtedness. However, if Fund America II were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of Fund America II may argue that the transfer of the assets by Fund America II to the trust was a pledge of the trust assets rather than an absolute conveyance. This position, if presented to or accepted by a court, could result in a delay in or reduction of payments to you.

THE IRS MAY CHARACTERIZE NOTES AS EQUITY INTERESTS.

Hunton & Williams has advised the issuer that the notes will be treated as debt for United States federal income tax purposes. However, there is no authority relating to any closely comparable security, and no ruling has been requested or received from the Internal Revenue Service regarding the characterization of the notes. If the notes are not characterized as debt, they are likely to be treated as equity interests in a partnership which holds the assets of the trust. Such a characterization conceivably could cause you to be required to include in income amounts substantially in excess of interest accrued on the notes.

--------------------------------------------------------------------------------
                             SUMMARY OF TRANSACTION
--------------------------------------------------------------------------------

         Prior to the closing date, Merrill Lynch acquired seven REMIC agency securities issued by either Fannie Mae or Freddie Mac (the "Agency Securities"). Pursuant to a Purchase Agreement, Merrill Lynch will transfer the agency securities to Fund America II ("the Depositor"). Pursuant to a Deposit and Sale Agreement (the "Deposit Agreement"), the Depositor will then transfer the agency securities and certain of the Depositor's rights under the Purchase Agreement to FAIC II Issuer Trust 2000-1 (the "Issuer").

         On the closing date, pursuant to the indenture, the trust will issue the notes and pledge certain of its assets to State Street, in its capacity as note trustee under the indenture (the "Note Trustee"), to secure the obligations of the trust under the notes. In addition, pursuant to the Issuer Trust Agreement (defined below), the trust will issue the class R certificates.

         Pursuant to the Deposit Agreement, the trust will remit the proceeds of the sale of the notes and the class R certificates (net of certain amounts to be deposited to the Interest Reserve Account and the Expense Reserve Account) to the Depositor. The Depositor will in turn remit such amounts to Merrill Lynch in consideration for the Agency Securities.

         On each Monthly Payment Date, from collections received on the Agency Securities (other than principal payments on the Freddie Mac 2203 PG security so long as the class R certificate balance is greater than zero), the Note Trustee will make payments of interest then due and payable on the notes. To the extent that collections received with respect to the Agency Securities (other than principal collections on the Freddie Mac 2203 PG security so long as the class R certificate balance is greater than zero) exceed amounts necessary to make payments of interest on the notes on a Monthly Payment Date, the trust shall make payments of principal of the notes of each class, pro rata based on their respective outstanding principal balances. Principal received on the Freddie Mac 2203 PG security will be payable on the class R certificates until the certificate balance of the class R Certificates is reduced to zero, and only thereafter will be used to make payments on the notes.

--------------------------------------------------------------------------------
                                 USE OF PROCEEDS
--------------------------------------------------------------------------------

         The trust will remit the net proceeds from the issuance and sale of the Notes and the Class R Certificates to the Depositor as consideration for the transfer of the assets to the trust by the Depositor pursuant to the Deposit Agreement. The Depositor will use the net proceeds of that sale to purchase the Agency Securities from Merrill Lynch under the Purchase Agreement.

--------------------------------------------------------------------------------
                                   THE ISSUER
--------------------------------------------------------------------------------

         The Issuer, FAIC II Issuer Trust 2000-1, is a statutory business trust formed under the laws of the State of Delaware pursuant to an Agreement of Trust, dated January 19, 2000. The Issuer will be governed by an Amended and Restated Agreement of Trust, dated as of January 20, 2000 (the "Issuer Trust Agreement"), among the Depositor, Christiana Bank & Trust Company, as Issuer Trustee (the "Issuer Trustee") and State Street Bank and Trust Company (the "Issuer Certificate Agent") for the purpose of entering into the transactions described in this prospectus supplement. Prior to entering into the Deposit Agreement, the Issuer will have no assets or obligations. After its formation, the Issuer will not engage in any activity other than:

         o acquiring and holding the Agency Securities and other related assets, and the proceeds therefrom pursuant to the Deposit Agreement;

         o issuing the Notes pursuant to the Indenture and the Class R Certificates pursuant to the Issuer Trust Agreement;

         o     making payments on the Notes and the Class R Certificates; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         The address of the registered office of the Issuer in the State of Delaware is c/o Christiana Bank & Trust Company, Greenville Center, 3801 Kennett Pike, Greenville, Delaware 19807. The duties of the Issuer Trustee are ministerial and are limited to those expressly provided by the Issuer Trust Agreement.

--------------------------------------------------------------------------------
                 ASSETS OF THE ISSUER AND SECURITY FOR THE NOTES
--------------------------------------------------------------------------------

         The assets of the Issuer (the "Issuer Assets") will consist primarily of:

         o     the Agency Securities;

         o the amounts in the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account (each as defined herein), including any Eligible Investments purchased with funds held in the Note Collection Account, the Interest Reserve Account and the Expense Reserve Account; and

         o     all proceeds of the foregoing.

         The Notes will be secured by all of the Issuer Assets except for:

         o the amounts in the Trust Agreement Collection Account and the Expense Reserve Account (including any Eligible Investments purchased with funds held in the Expense Reserve Account); and

         o until the certificate balance of the Class R Certificates has been reduced to zero, principal collections on the Freddie Mac 2203 PG security.

         The assets which secure payments on the Notes are referred to in this prospectus supplement as the "Pledged Assets."

--------------------------------------------------------------------------------
            THE AGENCY SECURITIES AND ASSETS OF THE UNDERLYING POOLS
--------------------------------------------------------------------------------

         On or before the Closing Date, the Depositor will transfer the Agency Securities to the Issuer. These Agency Securities comprise most of the Issuer's assets. Fannie Mae guarantees timely distribution of principal and interest to holders of the Fannie Mae securities. Freddie Mac guarantees the timely payment of interest at the rates described below and the payment of the principal amount of the Freddie Mac securities. The seven Agency Securities are described more fully below.

         Fannie Mae Certificates

         The assets of the Issuer include the following securities issued by Fannie Mae:

                o     Guaranteed REMIC Pass-Through Certificates
                      Fannie Mae REMIC Trust 1999-51

                      Designation:                               Class R
                      Principal Amount:                          $500,000
                      Principal Type:                            PAC
                      Interest Rate:                             6.00%
                      Stated Maturity:                           October 2029

                o     Guaranteed REMIC Pass-Through Certificates
                      Fannie Mae REMIC Trust 1999-19

                      Designation:                               Class R
                      Principal Amount:                          $500,000
                      Principal Type:                            SEQ
                      Interest Rate:                             6.50%
                      Stated Maturity:                           May 2029

                o     Guaranteed REMIC Pass-Through Certificates
                      Fannie Mae REMIC Trust 1999-39

                      Designation:                               Class R
                      Principal Amount:                          $500,000
                      Principal Type:                            PAC
                      Interest Rate:                             6.50%
                      Stated Maturity:                           August 2029

         Each of the Fannie Mae Agency Securities is designated a "residual class" with respect a REMIC Trust and is entitled to receive payments of interest at the stated rate of interest in the related documents identified on
Schedule I attached to this prospectus supplement (the "Fannie Mae Underlying Documents"), principal payments in accordance with the priorities set forth in the related Fannie Mae Underlying Documents, subject to the limitations and other provisions more fully described in such Fannie Mae Underlying Documents. The Fannie Mae Agency Securities are also entitled to the proceeds of the remaining assets, if any, of the related trust after all required principal and interest payments on all other classes of securities issued by the related trust have been made.

         The Fannie Mae 1999-51, Class R Certificate ("Fannie Mae 1999-51 R") represents a residual interest and beneficial ownership interest in the underlying Fannie Mae 1999-51 Trust. The assets of the Fannie Mae 1999-51 Trust include (i) certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates ("Fannie Mae MBS"), (ii) certain "fully modified pass-through" mortgage-backed securities guaranteed as to timely payment of principal and interest by Ginnie Mae ("Ginnie Mae Certificates"), and (iii) seven separate non-interest bearing cash deposits of $999.99 each. Each Fannie Mae MBS represents a beneficial ownership interest in a pool of first lien, single-family, fixed rate loans ("Fannie Mae Mortgages"). In addition, the mortgage loans underlying the Ginnie Mae Certificates are either insured or guaranteed by the Federal Housing Administration ("FHA"), the Department of Veterans Affairs ("VA") or the Rural Housing Service ("Ginnie Mae Mortgages").

         The Fannie Mae 1999-19, Class R Certificate ("Fannie Mae 1999-19 R") represents a residual interest and beneficial ownership interest in the underlying Fannie Mae 1999-19 Trust. The assets of the Fannie Mae 1999-19 Trust include five groups of Fannie Mae MBS, which ultimately are secured by Fannie Mae Mortgages.

         The Fannie Mae 1999-39, Class R Certificate ("Fannie Mae 1999-39 R," and, together with Fannie Mae 1999-19R and Fannie Mae 1999-51R, the "Fannie Mae Residual Securities") represents a residual interest and beneficial ownership interest in the underlying Fannie Mae 1999-39 Trust. The assets of the Fannie Mae 1999-39 Trust include two groups of Fannie Mae MBS and a previously issued REMIC certificate. The previously issued REMIC certificate evidences the beneficial ownership interests in a related Fannie Mae REMIC Trust, the assets of which are Fannie Mae MBS.

         Freddie Mac Certificates

         The assets of the Issuer include the following securities issued by Freddie Mac:

                o Multiclass REMIC Certificates and Modifiable and Combinable REMIC Certificates, Series 2114

                      Designation:                         Class R
                      Principal Amount:                    $400,000
                      Principal Type:                      PAC
                      Interest Rate:                       6.00%
                      Stated Maturity:                     January 15, 2029

                o Multiclass REMIC Certificates and Modifiable and Combinable REMIC Certificates, Series 2137

                      Designation:                         Class R
                      Principal Amount:                    $500,000
                      Principal Type:                      PAC
                      Interest Rate:                       6.50%
                      Stated Maturity:                     March 15, 2029

                o Multiclass REMIC Certificates and Modifiable and Combinable REMIC Certificates, Series 2149

                      Designation:                         Class R
                      Principal Amount:                    $500,000
                      Principal Type:                      PAC
                      Interest Rate:                       6.50%
                      Stated Maturity:                     May 15, 2029

                o Multiclass REMIC Certificates and Modifiable and Combinable REMIC Certificates, Series 2203

                      Designation:                         Class PG
                      Principal Amount:                    $316,000
                      Principal Type:                      SC/PAC
                      Interest Rate:                       6.00%
                      Stated Maturity:                     September 15, 2022

         Each of the Series 2114 Class R Freddie Mac Security ("Freddie Mac 2114 R"), the Series 2137 Class R Freddie Mac Security ("Freddie Mac 2137 R") and the Series 2149 Class R Freddie Mac Security ("Freddie Mac 2149 R") (each, a "Freddie Mac Residual Security") is designated the "Residual Class" with respect to the Upper-Tier REMIC Pool related to such Freddie Mac Residual Security. Capitalized terms used in this paragraph and not otherwise defined above are defined in the Base Book or the Series Supplement related to the applicable Freddie Mac Residual Security identified on Schedule I. The assets of each such Upper-Tier REMIC consists of (i) the classes of "regular interests" in one or more separate trust funds each referred to as a "Lower-Tier REMIC" in the related Series Supplement and (ii) in the case of Freddie Mac 2114 R and Freddie Mac 2137 R, a non-interest bearing cash deposit of a relatively de minimis amount in the related Retail Rounding Account. The assets of such Lower Tier REMICs differ for each Freddie Mac Residual Security but generally consist of Freddie Mac PCs, Giant PCs, Gold PCs, Gold PCs, Gold Giant PCs, Multiclass PCs, Giant Securities, Ginnie Mae Certificates and/or other assets. Each such asset represents directly or indirectly a beneficial ownership interest in a related pool of Mortgage Loans described in the related Series Supplement. Each Freddie Mac Residual Security is entitled to receive payments of interest at the stated rate of interest thereon, principal payments in accordance with the priorities set forth in the related documents identified on Schedule I attached to this prospectus supplement (the "FHLMC Underlying Documents" and, together with the Fannie Mae Underlying Documents, the "Underlying

Documents"), subject to the limitations and other provisions more fully described in such Underlying Documents and the proceeds of the remaining assets, if any, of the related REMIC Pool after all required principal and interest payments on all classes issued from such REMIC pool have been made.

         The Series 2203 Class PG Freddie Mac Security ("Freddie Mac 2203 PG") is designated as a "Regular Class" with respect to the Upper-Tier REMIC related to the Series 2203 Freddie Mac Securities. The structure and assets of such Upper-Tier REMIC are similar to the Upper-Tier REMICs related to the Freddie Mac Residual Securities. Freddie Mac 2203 PG is entitled to distributions of interest at the stated rate of interest thereon and principal payments, in accordance with the priorities set forth in the related Underlying Documents until such principal amount is reduced to zero, subject to the limitations and other provisions as described more fully in such FHLMC Underlying Documents.

         Principal Types

         Except for Fannie Mae 1999-19 R, which receives principal in sequence with other related securities, each of the Agency Securities was structured as a "planned amortization class" or "PAC Class." A PAC Class is designed to receive principal payments collected on the underlying assets to the extent necessary to amortize such class in accordance with a planned amortization schedule.

         The applicable planned amortization schedule for each Agency Security was based on certain assumptions as to prepayments on the mortgage loans underlying such Agency Security. This Prospectus Supplement does not contain information as to whether such classes have adhered to their planned amortization schedule, whether any related support classes remain outstanding or whether such classes otherwise have performed as originally anticipated.

         The Underlying Mortgage Loans

         The Mortgage Loans consist of conventional, fixed rate, one-to-four-family, fully-amortizing, level monthly payment, first mortgage loans with original maturities of up to approximately 30 years. Payments on the Mortgage Loans, directly or indirectly, underlying the Agency Securities will either be distributed in the same month of payment or the month succeeding the month of payment.

         Additional Information

         The description of the Agency Securities and the Mortgage Loans herein does not purport to be complete. Set forth on Schedule I attached hereto is a list of documents relevant to each of the Agency Securities.

         Fannie Mae documents may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-3S, Washington, D.C. 20016; telephone 1-800-BEST-MBS or 202-752-6547. Most of the related offering documents are available on Fannie Mae's website located at http://www.fanniemae.com.

         Investors can order the Freddie Mac documents from Freddie Mac by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102; outside Washington, D.C. metropolitan area, telephone 800-336-3672; within Washington, D.C. metropolitan area, telephone 703-450-3777. Freddie Mac also publishes a supplemental statement applicable to each series shortly after the applicable closing date. Investors can obtain the supplemental statement, any offering materials for specific certificates, and historic and current information concerning specific certificates from Freddie Mac's Investor Inquiry Department. Freddie Mac's Internet Web-Site (http://www.freddiemac.com) displays the offering circular supplements, the supplemental statements, schedules of the certificates, and information, updated monthly, regarding each class of the applicable underlying Freddie Mac series.

         The documents referenced above and listed on Schedule I attached hereto pursuant to which each Agency Security were offered are collectively referred to herein as the "Underlying Offering Documents" related to such Agency Security. A copy of each Underlying Offering Document related to the agency securities is attached hereto as Annex I.

         Material changes in facts and circumstances may have occurred since the date of each Underlying Document. These may include changes in prepayment speeds, prevailing interest rates and other economic factors. As a result, the usefulness of the information set forth in the Underlying Documents may be limited.

         NEITHER FANNIE MAE NOR FREDDIE MAC NOR ANY OF THEIR RESPECTIVE AFFILIATES IS A PARTICIPANT IN THIS OFFERING.

         An election was made to treat each Underlying Pool as a "Real Estate Mortgage Investment Conduit" ("REMIC") for federal income tax purposes. The REMIC regulations require that the REMIC issue a single class of "residual interest," in addition to one or more classes of "regular interests." The Freddie Mac Regular Security is a "regular interest" in the related Underlying Pool. Each of the Fannie Mae Residual Securities and the Freddie Mac Residual Securities constitutes the "residual interest" in the related Underlying Pool.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE NOTES
--------------------------------------------------------------------------------

GENERAL

         The Notes will be issued and secured pursuant to the terms of the Indenture.

PAYMENTS

         Principal and interest on the Notes will be payable on the first business day of each month starting on March 1, 2000 (each, a "Monthly Payment Date") to Holders of record of the Notes as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date (the "Record Date").

         The Note Trustee will send each payment on a Monthly Payment Date to each Holder, together with a statement setting forth, among other things, (i) the amount of such payment allocable to interest and (ii) the amount of such payment allocable to principal. Such amounts will be expressed as a dollar amount per U.S. $1,000 of the original principal amount of the Notes.

PRIORITY OF DISTRIBUTIONS

         Monies received from the Agency Securities and, in certain cases, funds from the Interest Reserve Account, will be allocated as follows:

         First, the principal distributions from Freddie Mac 2203 PG will be applied to reduce the certificate balance of the Class R Certificates, until the certificate balance of the Class R Certificates has been reduced to zero.

         Second, principal and interest from the Freddie Mac Residual Securities and the Fannie Mae Residual Securities, and any interest from Freddie Mac 2203 PG (and any principal from Freddie Mac 2203 PG after the certificate balance of the Class R Certificates has been reduced to zero) will be applied in the following order of priority:

         o to make interest payments on the Class F and Class S Notes, allocated pro rata between the Classes based on their respective
               Note Interest Amounts;

         o to make principal payments on the Class F and Class S Notes, allocated pro rata between the Classes based on their respective outstanding principal balances, until the principal balances thereof have been reduced to zero; and

         o to the Trust Agreement Collection Account (and after payment of certain amounts, if any, owed to the Note Trustee, Issuer Trustee or Issuer Certificate Agent) (A) first, to reduce the certificate balance of the Class R Certificates, until the certificate balance of the Class R Certificates has been reduced to zero and
               (B) second, to pay additional investment yield on the Class R Certificates.

PAYMENTS OF INTEREST

         For the initial interest accrual period, interest will accrue on the outstanding principal amounts of the Class F and Class S Notes at their respective initial interest rates set forth on the cover of this prospectus supplement. Thereafter, interest will accrue on the outstanding principal amount of the Class F and Class S Notes at the respective adjustable per annum interest rates described on the cover of this prospectus supplement, calculated as described in "-- Method of Calculating LIBOR" below. Interest shall be payable on each Monthly Payment Date at one-twelfth of the annual rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) (for each Monthly Payment Date, and each Class of Notes, the related "Note Interest Amount"). On each Monthly Payment Date, the Note Trustee will pay the Note Interest Amount on each Class of Notes, pro rata based on their respective Note Interest Amounts, to the holders of Notes of such Class. Interest on the Notes will accrue from and including the prior Monthly Payment Date (or, in the case of the first Monthly Payment Date, the Closing Date) up to but excluding the current Monthly Payment Date (each, an "Interest Accrual Period").

         Amounts in the Interest Reserve Account will be used to make payments of interest on the Class F and Class S Notes on the first Monthly Payment Date. Thereafter, any remaining amounts will be used to make interest payments on the Notes as necessary.

METHOD OF CALCULATING LIBOR

         The Note Trustee will determine LIBOR and calculate the interest rate on the Notes for any Interest Accrual Period pursuant to the "BBA Method," two business days prior to the Monthly Payment Date on which the Interest Accrual Period begins. LIBOR is calculated under the BBA Method based on the Interest Settlement Rate of the British Bankers' Association ("BBA") for one-month U.S. dollar deposits. The "Interest Settlement Rate" will be the rate found on Telerate page 3750 (or any replacement page) as of 11:00 a.m. (London time) on that date. Currently, it is based on rates quoted by 16 BBA-designated banks as being, in their view, the offered rate at which these deposits are being quoted to prime banks in the London interbank market. The Interest Settlement Rate is calculated by eliminating the four highest rates and the four lowest rates, averaging the eight remaining rates, carrying the percentage result to six decimal places and rounding to five decimal places.

         The Note Trustee's calculation of the interest rate on each Class of Notes for each Interest Accrual Period will be final and binding, absent manifest error. If the Note Trustee is unable to calculate LIBOR on any required date, it will use the LIBOR calculated for the prior Interest Accrual Period until a new LIBOR can be calculated.

         Listed below are historical one-month LIBOR rates since 1996 (as published by The Bloomberg). The Bloomberg is not the source for the determination of LIBOR, and there are likely to be minor variations in LIBOR quoted by The Bloomberg and LIBOR determined as provided above. In any event, LIBOR may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future one-month LIBOR rates. No assurance can be given as to the one-month LIBOR value to be applied to calculate interest rates on either class of the Notes for any Interest Accrual Period.

       Month                                      Year
       -----               ---------------------------------------------------
                             1999          1998           1997         1996
                           -------       -------        -------       --------
January..............      4.87656%      5.53516%       5.37500%      5.37500%
February.............      4.90000       5.62500        5.37500       5.25000
March................      4.87469       5.62500        5.62500       5.37500
April................      4.84000       5.59375        5.62500       5.37500
May..................      4.88125       5.59375        5.62500       5.37500
June.................      5.17375       5.59766        5.62500       5.43359
July.................      5.13125       5.59275        5.56250       5.40234
August...............      5.31250       5.58203        5.59375       5.37500
September............      5.33750       5.31250        5.59375       5.37109
October..............      5.34625       5.17625        5.58594       5.31250
November.............      6.42000       5.55813        5.90625       5.50000
December.............      5.76000       6.00156        5.65625       5.43750

PAYMENTS OF PRINCIPAL

         The Notes will be due and payable on December 1, 2029 (the "Final Scheduled Payment Date") to the extent not repaid or redeemed prior thereto. On each Monthly Payment Date, the Note Trustee will pay principal to the holders of each Class of Notes, pro rata based on their respective outstanding principal balances from amounts collected on the Agency Securities (other than, until the principal balance of the Class R Certificates has been reduced to zero, amounts representing principal paid on the Freddie Mae 2203 PG security).

REPORTS TO NOTEHOLDERS

         Within five Business Days following each Monthly Payment Date, commencing March 1, 2000, the Note Trustee shall furnish or make available to the Issuer and each Noteholder a statement (an "Account Statement") setting forth the status of the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account showing, for the related Interest Accrual Period, deposits in or withdrawals from the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account and proceeds of investments of funds in the Note Collection Account, the Interest Reserve Account and the Expense Reserve Account. The Account Statement shall also set forth the following information:

         o the Outstanding Principal Amounts of each Class of the Notes and the outstanding certificate balance of the Class R Certificates, respectively, as of the end of the immediately preceding Interest Accrual Period;

         o the amounts in the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account as of the end of the immediately preceding Interest Accrual Period;

         o the amounts of such funds in the Note Collection Account (and, if any, the Interest Reserve Account) applied toward the payment of any Note Interest Amount on each Class of the Notes on the preceding Monthly Payment Date;

         o the amount, if any, of such amounts in the Note Collection Account applied toward the reduction of the outstanding principal balance of the each Class of Notes on the preceding Monthly Payment Date;

         o the amounts, if any, of such amounts in the Trust Agreement Collection Account applied toward the reduction of the outstanding certificate balance of the Class R Certificates, and applied toward the payment of any additional investment yield on the Class R Certificates, respectively, on the preceding Monthly Payment Date; and

         o the Outstanding Principal Amounts of each Class of the Notes and the outstanding certificate balance of the Class R Certificates, respectively, at the close of business on the immediately preceding Monthly Payment Date, after application of payments to the Notes and the Class R Certificates on such Monthly Payment Date.

OPTIONAL NOTE REDEMPTION

         The holders of the Class R Certificates may cause the Issuer to redeem all but not less than all of the Notes at a price equal to 100% of the Outstanding Principal Amount of the Notes (the "Optional Note Redemption Amount") on any Monthly Payment Date on or after the earlier of (A) June 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Payment Date (any such date, a "Permitted Note Redemption Date"); provided that if the Depositor or its assignee has caused the Issuer to redeem the Class R Certificates or has delivered a written demand to the Issuer Certificate Agent for the optional redemption of the Class R Certificates to occur on the upcoming Monthly Payment Date, then such entity, and not the holders of the Class R Certificates, may cause a redemption of the Notes. In order for a redemption of the Notes to occur on a particular Monthly Payment Date, (i) the Note Trustee shall have received from the Issuer Trustee or the Issuer Certificate Agent a written demand for such redemption at least 10 days but no greater than 25 days prior to the Monthly Payment Date selected for such redemption, and (ii) the Optional Note Redemption Amount shall have been deposited into the Note Collection Account no later than the 9th calendar day prior to such Monthly Payment Date.

         On the Monthly Payment Date established for the redemption of the Notes, the Note Trustee will pay to each Noteholder its pro rata portion of the Optional Note Redemption Amount together with the Note Interest Amount for such Noteholder's Note(s) on such Monthly Payment Date, to the extent of collections on the Agency Securities available therefor.

FORM AND DENOMINATION OF THE NOTES

         Form. The Notes will be issued in definitive, fully registered certificated form without interest coupons. The Notes are not issuable in bearer form.

         Denomination. Unless otherwise agreed by the Issuer, the Notes shall be issued in minimum denominations of U.S. $10,000. After issuance, any Note may fail to be in such required minimum denominations due to repayment of principal.

         Registration. Pursuant to the Indenture, State Street Bank and Trust Company shall be appointed and will serve as the registrar and transfer agent with respect to the Notes (in such capacities, respectively, the "Note Registrar" and the "Note Transfer Agent") and will provide for the registration of Notes and the registration of transfers or exchanges of Notes in the register maintained by it (the "Note Register").

--------------------------------------------------------------------------------
                YIELD, AVERAGE LIFE AND PREPAYMENT CONSIDERATIONS
--------------------------------------------------------------------------------

         The yield, average life and expected maturity of the Notes may be affected by a number of factors that may affect the amounts and timing of the distributions on the Issuer Assets. The two primary factors are defaults and voluntary prepayments on the mortgage loans (the "Mortgage Loans") in the pools of Mortgage Loans (the "Underlying Pools") underlying the Agency Securities, and levels of LIBOR from time to time, which will determine the rate at which interest accrues on each Class of Notes.

PREPAYMENTS AND DEFAULTS

         Rapid rates of prepayments on the Mortgage Loans are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor may be able to reinvest amounts received as principal payments on the Notes may be lower than the yield on the Notes. Conversely, slow rates of prepayments on the Mortgage Loans are likely to coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high rates may be relatively low.

         The Mortgage Loans will not prepay at any constant rate until maturity, nor will all of the Mortgage Loans prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the Closing Date is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments.

PSA STANDARD PREPAYMENT ASSUMPTION MODEL

         Prepayments of Mortgage Loans are commonly measured by a prepayment standard or model. The model used in this Prospectus Supplement is The Bond Market Association's standard prepayment assumption model ("PSA"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the Mortgage Loans to which such model is applied. A prepayment assumption of 100% PSA assumes prepayment of the then aggregate outstanding principal balances of the Mortgage Loans in the month following origination thereof at an annual rate of 0.2% and an additional 0.2% in each month thereafter (for example, at an annual rate of 0.4% in the second month) until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter until all of the Mortgage Loans are paid in full, 100% PSA assumes that the rate of prepayment remains constant at 6% per annum. PSA does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any of the Mortgage Loans.

         No representation is made as to the anticipated rate of prepayments or foreclosures on the Mortgage Loans in any Underlying Pool or as to the anticipated yield to maturity of any Class of Notes. You are urged to make an investment decision with respect to any Class of Notes based upon a comparison of desired yield to maturity with the yield to maturity that would result based on a price paid for the Notes of such Class and your own determinations as to anticipated rates of prepayments and foreclosures with respect to the Mortgage Loans.

PRE-TAX YIELDS TO MATURITY

         The tables contained in Exhibit A show the pre-tax yields to maturity (corporate bond equivalent) of the Class S Notes at various constant percentages of PSA and at various levels of LIBOR. The Issuer has prepared these tables using the modeling assumption that all Mortgage Loans in the Underlying Pools prepay at the same rate and are purchased for the assumed purchase prices shown in the tables. Where the assumed price is expressed as a dollar amount, it includes accrued interest. The assumed prices are not necessarily those at which actual sales will occur. The yields set forth in the Pre-Tax Yield tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Note, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price for such Note plus accrued interest thereon and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of principal of and interest on the Notes and consequently does not purport to reflect the return on any investment in the Notes when such reinvestment rates are considered.

         Class F Notes. Investors in the Class F Notes should understand that interest accrues on the Class F Notes at a variable rate and is subject to a maximum interest rate of 9.00%. Should prevailing interest rates cause LIBOR to exceed 7.90%, the Class F Notes will only accrue interest at the maximum rate and not at a higher rate which would account for LIBOR exceeding 7.90%. Investors in the Class F Notes should also consider the risk that lower than anticipated levels of LIBOR could result in actual yields to such investors that are lower than anticipated yields.

         Investors in the Class F Notes should understand that the timing of changes in the level of LIBOR may affect the actual yields to such investors even if the average level is consistent with such investors' expectations. Each investor must make an independent decision as to the appropriate LIBOR assumptions to be used in deciding whether to purchase the Class F Notes.

         Class S Notes. The yield to investors in the Class S Notes will be extremely sensitive to changes in LIBOR. High prevailing levels of LIBOR will have a materially negative effect on the yield to investors in the Class S Notes, which will be entitled to interest at a rate that varies inversely with and at a multiple of LIBOR.

         Changes in LIBOR may or may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR, thereby compounding the negative effects of each separate factor on the yield to investors in the Class S Notes. Conversely, higher mortgage interest rates, which might be expected to result in slower prepayments, could occur concurrently with a low level of LIBOR.

         The significance of the effects of prepayments and changes in LIBOR on the payments on the Class S Notes are illustrated in the Pre-Tax Yield Tables, attached as Exhibit A, which show the approximate pre-tax yields (on a corporate bond equivalent basis) to the holders of such Notes under the different constant percentages of PSA and varying LIBOR levels indicated. The pre-tax yields set forth in these tables were calculated assuming the purchase price of the Class S Notes was $519,520, which includes accrued interest.

DECLINING BALANCES TABLES

         The tables contained in Exhibit B shows, for each Class of the Notes,
(i) the percentages of their original principal amounts that would be outstanding after each of the dates shown at various constant percentages of PSA and (ii) their weighted average life at such various constant percentages of PSA.

         Variations in actual prepayment experience for the Mortgage Loans may increase or decrease the percentages of initial principal amounts (and weighted average lives) shown in the tables contained in Exhibit B. The declining balance tables have been prepared based on assumptions about the Agency Securities and the Underlying Mortgage Loans using the information provided by either Fannie Mae or Freddie Mac with respect to the characteristics of the Mortgage Loans in the Underlying Pools. It has been assumed that the mortgage loans underlying each Agency Security have the following characteristics:

                                                    Approximate Weighted                      Approximate
                                         Original     Average Remaining      Approximate        Weighted
                            Backing      Term to             Term          Weighted Average     Average
 Underlying Security         Group       Maturity        to Maturity          Loan Age          Coupon
 -------------------        -------      --------   ---------------------  ----------------   ------------
Fannie Mae 1999-19 R      Group 2 MBS      360                331                 24             7.18%

Fannie Mae 1999-39 R      Group 2 MBS      360                338                 19             7.09


Fannie Mae 1999-51 R      Group 2 MBS      360                340                 17             6.90

Freddie Mac 2114 R          Group 2        360                342                 13             6.69

Freddie Mac 2137 R          Group 3        360                345                 11             7.03

Freddie Mac 2149 R          Group 1        360                349                  8             7.04

Freddie Mac 2203 PG         Group 4
                          FHLMC 2081
                         PA, 2085 PG,      360                336                 18             7.15
                           2102 PA,        360                338                 17             7.11
                            2102 PJ        360                342                 13             7.03
                                           360                342                 13             7.03


It has been further assumed, among other things, that (i) the Agency Securities have the principal balances, interest rates, and stated maturities set forth in "The Agency Securities and Assets of the Underlying Pools" herein, (ii) each payment on each Mortgage Loan will be made on its due date and that no such Mortgage Loan will be prepaid or will default, (iii) the Monthly Payment Dates on the Notes occur on the first day of each month commencing in March 2000, (iv) the Mortgage Loans prepay at the constant percentage of PSA specified in the tables, (v) all amounts due with respect to the Mortgage Loans are applied to the payment of the Agency Securities guaranteed by Freddie Mac on the 15th day of each month and to the payment of the Agency Securities guaranteed by Fannie Mae on the 25th day of each month, (vi) there are no optional terminations of the Agency Securities and no optional redemption of the Notes occurs, (vii) the settlement date is January 20, 2000, (viii) each month consists of 30 days, (ix) no reinvestment income on funds in the Note Collection Account or the Interest Reserve Account will be available to make principal and interest payments on the Notes, (x) all amounts in the Interest Reserve Account will be paid on the Notes on the first Monthly Payment Date, and (xi) interest rates applicable to each Class of Notes for each Interest Accrual Period subsequent to the first Interest Accrual Period will be calculated based on the indicated level of LIBOR.

There is no assurance that prepayment of the Mortgage Loans will conform to any of the constant percentages of PSA described in the tables contained in Exhibit
B. The Mortgage Loans do not have the characteristics assumed, and mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class of Notes.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE INDENTURE
--------------------------------------------------------------------------------

         The Notes will be issued pursuant to an Indenture (the "Indenture") to be dated as of January 20, 2000, between the Issuer and State Street and Trust Company, a trust company organized in the Commonwealth of Massachusetts, as the trustee thereunder (the "Note Trustee").

         The Note Trustee will be responsible for:

         o     authentication and delivery of the Notes;

         o maintaining the Note Register to record registrations, transfers and exchanges of the Notes;

         o     cancellation and redemption of the Notes;

         o     collection of amounts in respect of Issuer Assets;

         o calculation of the applicable interest rate on each Class of the Notes for each Monthly Payment Date;

         o     paying interest, principal and other payments due on the Notes;
               and

         o giving notice to, and receiving notice from, Noteholders, in each case as provided in the Indenture.

NOTE COLLECTION ACCOUNT

         All interest and principal payments and other collections in respect of the Pledged Assets and any Optional Note Redemption Amount will be remitted to the Note Trustee and deposited into a segregated account in the name of the Note Trustee for the benefit of the Noteholders (the "Note Collection Account") and will be available to make payments as described herein. Funds held in the Note Collection Account shall be invested by the Note Trustee in Eligible Investments that mature not later than the business day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on the Monthly Payment Date. On each Monthly Payment Date, principal collections on Freddie Mac 2203 PG will be remitted to the Trust Agreement Collection Account and distributed in reduction of the certificate balance of the Class R Certificates until the certificate balance of the Class R Certificates is reduced to zero, and only thereafter will be used to make payments on the Notes.

         On any Monthly Payment Date, including the Final Scheduled Monthly Payment Date, any collections from the Agency Securities remaining in the Note Collection Account after all principal of and interest on the Notes have been paid in full shall be withdrawn from the Note Collection Account by the Note Trustee and deposited into the Trust Agreement Collection Account for distribution by the Issuer Certificate Agent to the Certificateholders on such date (after payment of certain amounts, if any, owed to the Note Trustee, Issuer Trustee or Issuer Certificate Agent) in reduction of the certificate balance of the Class R Certificates or, if the outstanding certificate balance of the Class R Certificates is zero, as additional investment yield on the Class R Certificates.

INTEREST RESERVE ACCOUNT

         On the Closing Date, U.S. $5,462.60, an amount equal to or greater than the amount of interest that will accrue on the Notes from the Closing Date through the end of January 2000, shall be deposited into a segregated account in the name of the Note Trustee for the benefit of the Noteholders (the "Interest Reserve Account") and will be added to interest collections from the Agency Securities in February 2000 to enable the Issuer to make in full the first interest payments due on the Notes, which will accrue over 41 days. Funds held in the Interest Reserve Account shall be invested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on the Monthly Payment Date. On any Monthly Payment Date, any funds remaining in the Interest Reserve Account after all required payments have been made on such date shall be reinvested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on such next succeeding Monthly Payment Date; provided that any funds remaining in the Interest Reserve Account after all required payments on the Notes have been made in full will be withdrawn from the Interest Reserve Account by the Note Trustee and deposited into the Trust Agreement Collection Account for distribution by the Issuer Certificate Agent to the Certificateholders on such date as distributions of interest on the Class R Certificates.

EXPENSE RESERVE ACCOUNT

         On the Closing Date, U.S. $45,000 shall be deposited into a segregated account in the name of the Note Trustee for the benefit of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent (the "Expense Reserve Account") and will be available to pay the expected fees and ordinary expenses of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent as described in the Indenture and the Issuer Trust Agreement, as applicable; provided that on each Payment Date the Issuer Trustee shall be entitled to receive $166.67, the Note Trustee shall be entitled to receive $291.66 and the Issuer Certificate Agent shall be entitled to receive $291.66, in each case to the extent that funds are available therein to pay such fees. On any Payment Date, if the amount in the Expense Reserve Account shall be insufficient to pay each of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent, then the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent shall be allocated 22.22%, 38.89% and 38.89%, respectively, of such amount available in the Expense Reserve Account and such respective portions shall be distributed to the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent.

         Funds held in the Expense Reserve Account shall be invested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on the Monthly Payment Date. On any Monthly Payment Date, any funds remaining in the Expense Reserve Account after all required payments have been made on such date shall be reinvested by the Note Trustee in Eligible Investments that mature not later than the Business Day immediately preceding the next Monthly Payment Date, except that obligations of State Street may mature on such next succeeding Payment Date; provided that any funds remaining in the Expense Reserve Account after all required payments on the Notes and the Class R Certificates have been made in full will be withdrawn from the Expense Reserve Account by the Note Trustee and allocated among the Issuer Trustee, the Note Trustee and the Issuer Certificate

Agent in accordance with the proportions specified above and such respective portions shall be distributed to the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent on such date.

         Unless otherwise specified in the Indenture and the Issuer Trust Agreement, the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent, or their respective successors in such capacities, shall be entitled to receive fees solely from amounts on deposit in the Expense Reserve Account. In the event that any of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent shall resign from their respective capacities in accordance with the terms of the agreements to which it is a party, any amounts required to be provided by it in respect of the fees of its successor in such capacity or capacities shall be deposited into the Expense Reserve Account.

EVENTS OF DEFAULT

         Pursuant to the Indenture, "Events of Default" will consist of each of the following:

         o failure by the Issuer to make (or cause to be made on its behalf) payment of the Outstanding Principal Amount of the Notes when due at maturity;

         o failure by the Issuer to make (or cause to be made on its behalf) on any Monthly Payment Date a payment on each Class of Notes of the Note Interest Amount for such Class;

         o failure by the Issuer duly to observe or to perform any other covenant or agreement of the Issuer under the Indenture, the Notes or any other Transaction Document (as defined in the Indenture), as the case may be, which failure (i) materially adversely affects the rights of the Noteholders and (ii) continues unremedied for a period of 30 days (or, with respect to any covenant or agreement relating to the remittance of distributions and other amounts by the Issuer, a period of 5 days) after the earlier of (x) a responsible officer of the Issuer becoming aware of such default and (y) the giving of written notice of such failure by the Note Trustee or by any Noteholder;

         o termination or impairment of the Note Trustee's security interest in the Pledged Assets;

         o any representation, warranty, certification or statement made by the Issuer in the Indenture or in any Transaction Document or in any Note, financial statement or other document delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or deemed made);

         o (i) the Issuer shall become insolvent or bankrupt; or shall admit in writing its inability to pay its debts or honor its obligations, or shall apply to any tribunal for the appointment of a receiver, liquidator or trustee of or for itself or for all or any substantial part of its property or assets; (ii) a receiver, liquidator or trustee of or for the Issuer (or for all or any substantial part of its property or assets) is appointed and not discharged within 60 days; or (iii) any bankruptcy, insolvency, reorganization, arrangement or liquidation proceedings (or similar proceedings analogous in purpose and effect) shall be instituted by or against the Issuer, or any supervisory authority having jurisdiction in the premises shall have taken possession of the business or property of the Issuer with a view to the liquidation of its affairs or the conservation of its assets, and in either case, are consented to by the Issuer, or are not dismissed within 60 days;

         o the rendering of any final judgment, enforceable in any competent court, against the Issuer, for the payment of money equal to or in excess of U.S. $10,000, and such judgment shall not be discharged or dismissed or execution thereon stayed pending appeal within 60 days after entry; or

         o the Certificate of Trust or other related organizational documents of the Issuer shall be amended without the written consent of a majority of the Noteholders.

         If an Event of Default with respect to the Notes occurs and is continuing, the Note Trustee at the direction of the registered holders of at least 25% of the aggregate outstanding principal amount of the Notes may declare the entire principal amount of the Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the Majority Noteholders.

         If the Notes have been declared due and payable following an Event of Default, the Note Trustee may liquidate all or any portion of the Issuer Assets, or elect to maintain possession of the Issuer Assets and continue to apply all collections from the Issuer Assets as if there had been no declaration of acceleration, all as directed by the Majority Noteholders. Any proceeds from the liquidation of the Freddie Mac 2203 PG security representing principal of that security will be distributed to the Certificateholders separate from other liquidation proceeds received by the Note Trustee. The Note Trustee will be prohibited from selling the Issuer Assets following an Event of Default, unless
(i) all of the Noteholders consent to such sale; or (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on the outstanding Notes and the outstanding certificate balance of the Class R Certificates, in each case, at the time of such sale; or (iii) the Note Trustee determines that the collections on the Issuer Assets will not be sufficient on an ongoing basis to make all payments of interest on the Notes as such payments become due and to pay the outstanding principal amount of the Notes at maturity, and the Note Trustee obtains the consent of the Noteholders of 66-2/3% of the aggregate outstanding amount of the Notes.

AMENDMENT

         The Indenture may be amended by the Issuer and the Note Trustee but without the consent of any of the Noteholders, to cure any ambiguity or to correct or supplement any provision therein, provided that such action will not materially and adversely affect the interests of any Noteholder or affect any other securities previously issued by Fund America II or a related trust. The Indenture may also be amended by the Issuer and the Note Trustee and at least two-thirds by aggregate principal balance of the registered Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating certain of the provisions of the Indenture or of modifying, in any manner, the rights of the Noteholders. Notwithstanding the foregoing, no terms of the Indenture may be altered or amended unless the Note Trustee has received an opinion of counsel stating that for federal income tax purposes the alteration or amendment will not cause the Issuer to be treated as an association or a publicly traded partnership taxed as a corporation, or cause the Notes to fail to be treated as indebtedness.

         No such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made on any Note or change of the Note Interest Rate on any Class of Notes (ii) reduce the percentage of the aggregate Outstanding Principal Amount of the Notes required to consent to any such amendment, without the consent of the Noteholders of all Notes then outstanding or (iii) permit the creation of a lien with a priority before the lien of the Indenture.

THE NOTE TRUSTEE

         State Street Bank and Trust Company is the Note Trustee under the Indenture. State Street Bank and Trust Company is a trust company organized in the Commonwealth of Massachusetts and its corporate trust office is located at
(i) for courier deliveries, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111, and (ii) for deliveries by U.S. Mail, P.O. Box 778, Boston, Massachusetts 02102-0778. Merrill Lynch and its affiliates may maintain commercial banking relations with the Note Trustee and its affiliates. Except for determining LIBOR and calculating the interest rate on each Class of the Notes, the Note Trustee will perform limited administrative functions under the Indenture, including making payments from the Note Collection Account, the Interest Reserve Account and the Expense Reserve Account. The Note Trustee's liability in connection with the issuance and sale of the Notes is limited solely to the express obligations of the Note Trustee set forth in the Indenture. State Street Bank and Trust Company also acts as the Issuer Certificate Agent under the Issuer Trust Agreement.

         State Street Bank and Trust Company, in its capacity as the Note Trustee, in its individual capacity or otherwise, and any of its affiliates, may hold Class R Certificates in their own names or as pledgees. In addition, for the purpose of meeting the legal requirements of certain jurisdictions, the Note Trustee, with the consent of the Issuer, shall have the power to appoint co-trustees. In the event of such appointment, all rights, powers and duties and obligations conferred or imposed upon the Note Trustee by the Indenture will be conferred or imposed upon the Note Trustee and such co-trustee jointly, or, in any jurisdiction where the Note Trustee is incompetent or unqualified to perform certain acts, singly upon such co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the discretion of the Note Trustee.

         The Note Trustee may not resign and be discharged from the trust created by the Indenture unless:

         o the Note Trustee shall have provided 30 days' written notice to the Issuer and the Noteholders;

         o the Note Trustee shall locate a successor Note Trustee satisfying the eligibility requirements for such successor Note Trustee set forth in the Indenture; and

         o the Note Trustee shall have agreed with such prospective successor Note Trustee as to fees to be paid such successor Note Trustee for serving as Note Trustee with respect to the Notes so long as the Notes are outstanding and, if such agreed-upon fees to be paid the successor Note Trustee exceed the amounts remaining in the Expense Reserve Account allocated to the Note Trustee, the Note Trustee shall have made provisions for such shortfall in a manner satisfactory to such successor Note Trustee; and

         o such successor Note Trustee shall agree to be assigned all of the rights and powers, and to assume all of duties and obligations, of the Note Trustee set forth in the Indenture and the other related Transaction Documents.

         The Note Trustee may be removed upon written notice by the a majority of the Noteholders delivered to the Note Trustee and to the Issuer. The Issuer may also remove the Note Trustee, if the Note Trustee ceases to be eligible to serve, becomes legally unable to act, is adjudged insolvent or is placed in receivership or similar proceedings. In such circumstances, the Issuer will be obligated to appoint a successor trustee. Any resignation or removal of the Note Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee; provided that no successor to the Note Trustee shall be appointed unless such successor Note Trustee shall also be appointed the successor to the Issuer Certificate Agent under the Issuer Trust Agreement.

DUTIES OF THE NOTE TRUSTEE

         The Note Trustee will be required to perform only those duties specifically required of it under the Indenture. Pursuant to the Indenture, the Note Trustee is authorized and empowered after the failure to pay any amount on or in connection with any Issuer Asset when such amount is due and payable under the applicable Underlying Document and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Issuer Asset.

         The Note Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request, order or direction of any of the Noteholders, including the Majority Noteholders, pursuant to the provisions of the Indenture, unless such Noteholders shall have furnished to the Note Trustee reasonable security or indemnity against the costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) which might be incurred therein or thereby.

--------------------------------------------------------------------------------
                                  GOVERNING LAW
--------------------------------------------------------------------------------

         The Notes and the Indenture will be governed by and construed in accordance with the laws of the State of New York. The Issuer has irrevocably submitted to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City and County of New York over any suit, action or proceeding arising out of or relating to any of the Notes and the Indenture. The Issuer will appoint the Issuer Trustee as its agent upon whom process may be served in any such suit, action or proceeding.

--------------------------------------------------------------------------------
                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

         The following is a general discussion of certain federal income tax consequences relating to the purchase, ownership, and disposition of the Notes. The discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. The discussion addresses only the original holders of Notes in whose hands the Notes are capital assets and does not purport to deal with federal income tax consequences applicable to special classes of investors, such as dealers in securities or currencies, life insurance companies, tax exempt entities, and persons that hold a Note in connection with an arrangement that completely or partially hedges the Note. Investors should consult their own tax advisors with respect to the consequences (including state, local, foreign and any other tax consequences) of the purchase, ownership, and disposition of Notes.

         This discussion is based upon existing law, contained in the Code, the Treasury regulations promulgated under the Code, administrative rulings and other pronouncements, and court decisions as of the date hereof. The existing law, as currently interpreted, is subject to change by either new legislation, or by differing interpretations of existing law in regulations, administrative pronouncements or court decisions, any of which could, by retroactive application or otherwise, adversely affect an investment in the Issuer.

         Treatment of Notes as Debt. The Noteholders will agree by their purchase of Notes to treat the Notes as debt for United States federal, state and local income, franchise and any similar tax purposes. Although there are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of interests with closely comparable terms to the Notes, in the opinion of Hunton & Williams, the Notes will be classified as debt for federal income tax purposes. This opinion is based in part on certain projections and other financial information supplied by the Underwriter. Except as otherwise specified, the discussion below assumes this characterization of the Notes is correct.

         Interest Income on the Notes. Payments of stated interest on a Note will be taxable to a Holder as ordinary income at the time it is received or accrued, depending on the Noteholder's method of tax accounting. The Notes will be treated as having original issue discount ("OID") if their principal amount exceeds their "issue price" (generally the first price at which the Underwriter sells a substantial portion of the Notes) by more than a statutory de minimis amount. Computation of the statutory de minimis rule is unclear in the case of instruments such as the Notes on which principal is to be paid based on the timing of payments received by the Issuer from underlying debt instruments or securities. If the Notes are treated as having OID, Noteholders generally will be required to account for income derived from the Notes annually based on their yield to maturity without regard to the amount of cash received. Consequently, a Noteholder would be required to include in gross income OID in an amount that may exceed payments of interest made on a Monthly Payment Date.

         Sale or Other Disposition. If a Noteholder sells a Note, the Noteholder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Noteholder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder generally will equal the Noteholder's cost for the Note, increased by any market discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by principal payments previously received by such Noteholder and the amount of bond premium previously amortized with respect to the Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income, and will be long-term capital gain or loss if the Note was held for more than one year. Capital losses generally may be used only to offset capital gains.

         Foreign Holders. For purposes of this discussion, a "Foreign Holder" means a Noteholder that is not:

         o     a citizen or resident of the United States;

         o a partnership, corporation or other entity created or organized in or under the law of the United States or of any State of the United States;

         o an estate the income of which is subject to United States federal income tax regardless of its source; or

         o a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantial decisions of the trust.

         Generally, interest paid to a Noteholder who is a Foreign Noteholder and who does not hold the Note in connection with a United States trade or business will be treated as "portfolio interest" and therefore will be exempt from the 30% U.S. withholding tax; provided that such Noteholder (i) is not a bank described in Code Section 881(c), (ii) is not a holder of 10% or more of the Class R Certificates or the stock of any Certificateholder, (iii) is not a "controlled foreign corporation" (within the meaning of Code Section 957(a)) that is related, directly or indirectly, to the Trust or any Certificateholder, and (iv) is not more than 10% owned by any Certificateholder. Such a Noteholder will be entitled to receive interest payments on the Notes free of United States federal income tax provided that such Noteholder periodically provides the Note Trustee (or other person who would otherwise be required to withhold tax) with a statement certifying under penalty of perjury that such Noteholder is not a United States person and provides the name and address of such Noteholder. A Foreign Noteholder will not be subject to federal income tax on gain from the disposition of a Note unless the gain is effectively connected with a U.S. trade or business of the Foreign Noteholder or the Noteholder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and certain other requirements are met.

         Effect of Recharacterization As Other Than Debt. If the Notes are not characterized as debt, it is likely that they would be characterized as equity interests in the Issuer. Since the Issuer in such circumstances is likely to be treated as a partnership for United States federal income tax purposes, the Notes would accordingly be treated as partnership interests. The treatment of Noteholders if the Notes are treated as partnership interests would be materially different than if the Notes are treated as debt. As holders of interests in a partnership, Noteholders would be required to take into account their allocable share of the aggregate of the Issuer's items of income, deduction and loss for the Issuer's taxable year ending with or within the taxable year of the Noteholder. The Noteholders would increase their basis in the Notes by any income so allocated and would decrease their basis by the amount of any losses so allocated as well as the amount of any distributions, which are not separately taxable unless the distributions exceed the Noteholder's basis in the Note. Although it is not entirely clear how any amount so allocated to the Noteholders would be determined, it is conceivable that the Noteholders could be required to include in income amounts substantially in excess of the interest accrued on the Notes for some period of time, reflecting the fact that the Issuer Assets require their holders to include amounts in taxable income that may far exceed the economic income generated by the Issuer Assets.

         Backup Withholding. Under certain circumstances, a Noteholder may be subject to "backup withholding" at a 31% rate. Backup withholding may apply to a Noteholder who is a United States person if the holder, among other circumstances, fails to furnish such holder's Social Security number or other taxpayer identification number to the Note Trustee. Backup withholding may apply, under certain circumstances, to a Noteholder who is a Foreign Holder if the Noteholder fails to provide the Note Trustee or the Noteholder's securities broker with the statement necessary to establish the exemption from federal income and withholding tax on interest on the Note. Backup withholding, however, does not apply to payments on a Note made to certain exempt recipients, such as corporations and tax-exempt organizations, and to certain foreign persons. Noteholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Note. The U.S. Treasury Department has issued regulations that modify the current system of backup withholding compliance effective for payments made after December 31, 2000.

         THE DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

--------------------------------------------------------------------------------
                          CERTAIN ERISA CONSIDERATIONS
--------------------------------------------------------------------------------

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on those employee benefit plans, including individual Retirement Accounts and Individual Retirement Annuities (collectively "IRAs"), to which they apply, and on other persons using "plan assets" of any such plan or arrangement (each, a "Plan") and on those persons who are fiduciaries with respect to Plans that are subject to ERISA ("ERISA Plans"). In accordance with ERISA's general fiduciary standards, before investing in the Notes, an ERISA Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the ERISA Plan in view of its overall investment policy and the composition and diversification of its portfolio. For example, a fiduciary should consider whether an investment in the Notes may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.

         Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of Section 4975 of the Code), unless a statutory or administrative exemption is applicable to the transaction. Non-exempt prohibited transactions may generate excise taxes and other liabilities; non-exempt prohibited transactions involving an IRA may result in the disqualification of the IRA. Thus, an ERISA Plan fiduciary or other Plan investor considering an investment in the Notes should also consider whether such an investment might constitute or give rise to a non-exempt prohibited transaction under ERISA and/or Section 4975 of the Code.

         Certain transactions involved in the operation of the Issuer might be deemed to constitute prohibited transactions under ERISA and Section 4975 of the Code, if assets of the Issuer were deemed to be assets of a Plan. ERISA and the Code do not define "plan assets." The U.S. Department of Labor (the "DOL") has published a regulation (the "Regulation") concerning whether or not a Plan's assets will be deemed to include an interest in the underlying assets of an entity (such as the Issuer) for purposes of the reporting and disclosure and fiduciary responsibility provisions of ERISA and of the excise tax provisions related to prohibited transactions in Section 4975 of the Code if the Plan acquires an "equity interest" in such entity. The Regulation only applies to the purchase by a Plan of an "equity interest" in an entity. An equity interest is defined in the Regulation as an interest in an entity other than an instrument which is treated as debt under applicable local law, has no substantial equity features, and which is not a beneficial interest in a trust, an undivided ownership interest in property or a profit interest in a partnership. The Issuer believes that the Notes will not constitute an "equity interest" of the Issuer for purposes of the Regulation.

         Regardless of whether the assets of the Issuer are Plan assets, the acquisition of the Notes by a Plan could, depending upon the facts and circumstances of such acquisition, be a prohibited transaction if, for example, the Issuer, the Depositor or the Underwriter or one of its affiliates were a "party in interest" or a "disqualified person" with respect to the Plan. Such a prohibited transaction may, however, be treated as exempt under ERISA and
Section 4975 of the Code if the Notes were acquired pursuant to and in accordance with one or more prohibited transaction class exemptions ("PTEs") issued by the Department of Labor, such as PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers) and PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers).

         Governmental plans and certain church plans, while not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code, may nevertheless be subject to local, state or other federal laws that are substantially similar to the foregoing provisions of ERISA and the Code. Fiduciaries of any such plans should consult with their counsel before purchasing any Notes.

         EACH HOLDER OF NOTES THAT IS A PLAN WILL BE REQUIRED TO REPRESENT AND WARRANT IN CONNECTION WITH ITS INVESTMENT IN NOTES THAT THE ACQUISITION AND HOLDING OF THE NOTES BY THE PLAN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA AND/OR SECTION 4975 OF THE CODE. FIDUCIARIES OF GOVERNMENTAL PLANS AND CERTAIN CHURCH PLANS WILL BE REQUIRED TO PROVIDE SIMILAR REPRESENTATIONS WITH RESPECT TO ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW.

         In this regard, any potential investor that is an insurance company investing assets of its general account should consider the United States Supreme Court's decision in John Hancock Mutual Life Insurance Co. vs. Harris Trust and Savings Bank, 510 U.S. 86 (1993), which in certain circumstances treats such general account assets as assets of an ERISA Plan for certain purposes, as well as the effects of Section 401(c) of ERISA and the proposed regulations issued by the Department of Labor thereunder in December 1997.

         The sale of any Notes to a Plan is in no respect a representation by the Issuer, the Underwriter, the Note Trustee or any of their respective affiliates that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

         The discussion of ERISA and the Code contained in this Prospectus Supplement, is, of necessity, general, and does not purport to be complete. ANY FIDUCIARY OF A PLAN OR OTHER PLAN INVESTOR CONSIDERING AN INVESTMENT IN THE NOTES IS STRONGLY URGED TO CONSULT ITS OWN LEGAL AND TAX ADVISERS REGARDING THE CONSEQUENCES OF SUCH AN INVESTMENT UNDER ERISA, THE CODE AND/OR OTHER APPLICABLE LAW AND THE ABILITY TO MAKE THE REPRESENTATIONS DESCRIBED ABOVE.

--------------------------------------------------------------------------------
                         LEGAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------

         Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Notes. Any such institution should consult its legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Notes. So long as Moody's assigns a rating of "Aaa" to a class of Notes, that class of Notes will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). We expect the Notes to constitute "mortgage-related securities" when issued.

--------------------------------------------------------------------------------
                                  UNDERWRITING
--------------------------------------------------------------------------------

         Subject to the terms and conditions set forth in the Underwriting Agreement, dated January 19, 2000 (the "Underwriting Agreement"), among the Issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") and, with respect to certain representations, warranties and covenants, Fund America II, the Issuer has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Issuer, all of the Notes. The Underwriting Agreement provides that the Underwriter's obligations thereunder are subject to certain conditions precedent, and that the Underwriter will be obligated to purchase all of the Notes if any are purchased.

         The Underwriter has advised the Issuer that it proposes to offer the Notes from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Notes to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriter and/or commissions from any purchaser of the Notes for whom they may act as agents. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Notes may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Notes positioned by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

         The Issuer has agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act, to the extent and under the circumstances set forth in the Underwriting Agreement.

         Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the notes. Such transactions may include stabilizing, the purchase of notes to cover syndicate short positions and the imposition of penalty bids.

         The Underwriter and its affiliates, from time to time, engage in other transactions with the Depositor, including offerings of securities that are similar to the Notes. In addition, the Depositor will purchase the Agency Securities described herein from the Underwriter or one of its affiliates for sale by the Depositor to the trust.

--------------------------------------------------------------------------------
                                  LEGAL MATTERS
--------------------------------------------------------------------------------

         Certain legal matters relating to the Notes will be passed upon for the Issuer by Hunton & Williams, Richmond, Virginia. The material federal income tax consequences of the Notes will be passed upon by Hunton & Williams. Certain legal matters relating to the Notes will be passed upon for the Underwriter by Milbank, Tweed, Hadley & McCloy LLP, New York, New York.

--------------------------------------------------------------------------------
                                     RATINGS
--------------------------------------------------------------------------------

         Before the Issuer may issue any Notes to you, Moody's must have assigned a rating of "Aaa" to each Class of the Notes.

         The ratings assigned by Moody's to the Notes address the likelihood of the receipt by Noteholders of all distributions to which such Noteholders are entitled. The ratings are based principally on the guarantees of Fannie Mae and Freddie Mac on the Agency Certificates and on the assets securing the underlying Agency Securities. Moody's ratings do not represent any assessment of the likelihood that prepayments on the Mortgage Loans underlying the Agency Securities will be made by borrowers or the degree to which such prepayments will differ from that originally anticipated. The ratings do not address the possibility that, as a result of prepayments, Noteholders may suffer a lower than anticipated yield on the Notes.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Notes are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Notes.

         The Issuer has not requested a rating of the Notes by any rating agency other than Moody's. However, there can be no assurance as to whether any other rating agency will rate the Notes or, in such event, what rating would be assigned to the Notes by such other rating agency. The rating assigned by such other rating agency to the Notes may be lower than the rating assigned by Moody's.

                                                                      SCHEDULE I

             ISSUER ASSETS: AGENCY SECURITIES AND RELATED DOCUMENTS

==============================================================================================================================
                                 BASE AGREEMENT AND ANY SUPPLEMENT                UNDERLYING OFFERING DOCUMENT
AGENCY SECURITY                  THERETO PURSUANT TO WHICH SUCH AGENCY            PURSUANT TO WHICH SUCH AGENCY
TRANSFERRED TO THE ISSUER        SECURITY IS ISSUED                               SECURITY IS OFFERED
-------------------------------  -----------------------------------------------  --------------------------------------------
Fannie Mae Guaranteed            o   Trust Agreement dated as of April 1, 1999    o   Prospectus,dated September 18,
REMIC Pass-Through                   by Fannie Mae as issuer and Trustee              1998, relating to Guaranteed REMIC
Certificate, Series 1999-19          thereunder for Guaranteed REMIC Pass-            Pass-Through Certificates (the
Class R, Due May 2029                Through Certificates relating to Fannie          "Prospectus") and
                                     Mae REMIC Trust 1999-19.
                                                                                  o   Prospectus Supplement, dated March
                                                                                      3, 1999, to the Prospectus relating to
                                                                                      the Underlying Fannie Mae Trust.
-------------------------------------------------------------------------------------------------------------------------------
Fannie Mae Guaranteed            o   Trust Agreement dated as of July 1, 1999     o   The Prospectus and
REMIC Pass-Through                   by Fannie Mae as issuer and Trustee
Certificate, Series 1999-39          thereunder for Guaranteed REMIC Pass-        o   Prospectus Supplement, dated June
Class R, Due August 2029             Through Certificates relating to Fannie          22, 1999, to the Prospectus relating to
                                     Mae REMIC Trust 1999-39.                         the Underlying Fannie Mae Trust.

-------------------------------------------------------------------------------------------------------------------------------
Fannie Mae Guaranteed            o   Trust Agreement dated as of September 1,     o   The Prospectus and
REMIC Pass-Through                   1999 by Fannie Mae as issuer and Trustee
Certificate, Series 1999-51          thereunder for Guaranteed REMIC Pass-        o   Prospectus Supplement, dated August
Class R, Due October 2029            Through Certificates relating to Fannie          11, 1999, to the Prospectus relating to
                                     Mae REMIC Trust 1999-51.                         the Underlying Fannie Mae Trust.

-------------------------------------------------------------------------------------------------------------------------------
Freddie Mac Multiclass           o   The Multiclass REMIC Certificate             o   Offering Circular, dated April 1, 1998,
REMIC Certificates, Series           Agreement dated as of April 1, 1998 (the         relating to the offering of Multiclass
2114, Class R, Due January 15,       "Underlying Freddie Mac                          REMIC Certificates and Modifiable
2029                                 Agreement") among Freddie Mac and the            and Combinable REMIC Certificates
                                     Holders of the REMIC Certificates                issued by Freddie Mac (the "Base
                                     referred to therein; and                         Book"); and

                                 o   the Terms Supplement to the Underlying
                                     Freddie Mac Agreement, dated as of           o   Offering Circular Supplement, dated
                                     January 29, 1999, relating to the Series         December 10, 1998, to the Base Book
                                     2114, Multiclass REMIC Certificates.             relating to the Series 2114, Multiclass
                                                                                      REMIC Certificates.
==============================================================================================================================

==============================================================================================================================
Freddie Mac Multiclass           o   The Underlying Freddie Mac Agreement;        o   The Base Book; and
REMIC Certificates, Series           and
2137, Class R, Due March 15,                                                      o   Offering Circular Supplement, dated
2029                             o   the Terms Supplement to the Underlying           February 11, 1999, to the Base Book
                                     Freddie Mac Agreement, dated as of               relating to the Series 2137, Multiclass
                                     March 30, 1999, relating to the Series           REMIC Certificates.
                                     2137, Multiclass REMIC Certificates.

-------------------------------------------------------------------------------------------------------------------------------
Freddie Mac Multiclass           o   The Underlying Freddie Mac Agreement;        o   The Base Book; and
REMIC Certificates, Series           and
2149, Class R, Due May 15,                                                        o   Offering Circular Supplement, dated
2029                             o   the Terms Supplement to the Underlying           March 31, 1999, to the Base Book
                                     Freddie Mac Agreement, dated as of May           relating to the Series 2149, Multiclass
                                     28, 1999, relating to the Series 2149,           REMIC Certificates.
                                     Multiclass REMIC Certificates.

-------------------------------------------------------------------------------------------------------------------------------
Freddie Mac Multiclass           o   The Underlying Freddie Mac Agreement;        o   The Base Book; and
REMIC Certificates, Series           and
2203, Class PG, Due September                                                     o   Offering Circular Supplement, dated
15, 2022                         o   the Terms Supplement to the Underlying           November 8, 1999, to the  Base Book
                                     Freddie Mac Agreement, dated as of               relating to the Series 2203, Multiclass
                                     November 30, 1999, relating to the Series        REMIC Certificates.
                                     2203, Multiclass REMIC Certificates.
==============================================================================================================================

                                                                       EXHIBIT A

                                   YIELD TABLE

                                  Class S Notes

                             Assumed Price $519,520

                                PREPAYMENT SPEEDS

     LIBOR            0% PSA     100% PSA     150% PSA     250% PSA      500% PSA
     RATES            Yield        Yield        Yield        Yield        Yield
   ---------        ----------   ----------   ----------   ----------   ----------
     7.9000%          1.5380%      1.5012%      1.5031%      1.5111%      2.0976%
  and higher

     6.2500           7.1754       7.1181       7.1197       7.1262       7.6522

     5.2500          10.8772      10.8078      10.8089      10.8137      11.2475

     4.2500          14.7544      14.6740      14.6746      14.6777      15.0050

     2.2500          22.8839      22.7844      22.7845      22.7853      22.9373

Weighted Avg           25.43        25.97        25.93        25.79        18.60
Life

First Principal     04/01/2000   04/01/2000   04/01/2000   04/01/2000   04/01/2000
Payment

Final Principal     06/01/2028   06/01/2028   05/01/2028   06/01/2028   11/01/2022
Payment


There is no assurance that prepayment of the mortgage loans underlying the Agency Securities (the "Mortgage Loans") will conform to any of the constant percentages of PSA described in the table above. The table above was prepared based upon certain assumptions about the characteristics of the Agency Securities, the Mortgage Loans and the Notes. See "Yield, Average Life and Prepayment Considerations" in the Prospectus Supplement. The Mortgage Loans do not have the characteristics assumed, and mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class of Notes. Investors are urged to make their own determinations as to prepayment speeds and levels of LIBOR for purposes of conducting their own analysis of anticipated yields on any Class of the Notes, prior to purchasing any Note.

                                                                       EXHIBIT B

                            DECLINING BALANCES TABLES

    (Outstanding Principal Amounts on indicated dates as a percentage of the initial principal amount of such Notes at various constant percentages of PSA)


                                          Class F Notes                              Class S Notes

          Date                0%     100%    150%    250%    500%         0%     100%    150%   250%   500%
          ----               ---     ---     ---     ---     ---         ---     ---     ---    ---    ---
January 20, 2000.......      100     100     100     100     100         100     100     100    100    100
February 01, 2001......       99     100     100     100     100          99     100     100    100    100
February 01, 2002......       99      99      99      99      99          99      99      99     99     99
February 01, 2003......       99      99      99      99      99          99      99      99     99     99
February 01, 2004......       98      99      99      99      99          98      99      99     99     99
February 01, 2005......       98      99      99      99      99          98      99      99     99     99
February 01, 2006......       98      98      98      98      98          98      98      98     98     98
February 01, 2007......       97      98      98      98      98          97      98      98     98     98
February 01, 2008......       97      98      98      98      98          97      98      98     98     98
February 01, 2009......       97      97      97      97      97          97      97      97     97     97
February 01, 2010......       96      97      97      97      97          96      97      97     97     97
February 01, 2011......       96      97      97      97      97          96      97      97     97     97
February 01, 2012......       95      96      96      96      96          95      96      96     96     96
February 01, 2013......       95      96      96      96      96          95      96      96     96     96
February 01, 2014......       94      95      95      95      95          94      95      95     95     95
February 01, 2015......       94      95      95      95      93          94      95      95     95     93
February 01, 2016......       93      94      94      94      87          93      94      94     94     87
February 01, 2017......       92      94      94      94      81          92      94      94     94     81
February 01, 2018......       92      93      93      93      61          92      93      93     93     61
February 01, 2019......       91      92      92      92      46          91      92      92     92     46
February 01, 2020......       90      92      92      92      36          90      92      92     92     36
February 01, 2021......       89      91      91      91      22          89      91      91     91     22
February 01, 2022......       88      90      90      90       8          88      90      90     90      8
February 01, 2023......       87      89      89      89       0          87      89      89     89      0
February 01, 2024......       86      88      88      88       0          86      88      88     88      0
February 01, 2025......       85      87      87      87       0          85      87      87     87      0
February 01, 2026......       78      80      80      80       0          78      80      80     80      0
February 01, 2027......       61      63      64      54       0          61      63      64     54      0
February 01, 2028......       33      30      23      20       0          33      30      23     20      0
February 01, 2029......        0       0       0       0       0           0       0       0      0      0
December 01, 2029......        0       0       0       0       0           0       0       0      0      0

Weighted Avg. Life (yrs.)  25.68   25.97   25.95   25.82   18.61       25.68   25.97   25.95  25.82  18.61

There is no assurance that prepayment of the mortgage loans underlying the Agency Securities (the "Mortgage Loans") will conform to any of the constant percentages of PSA described in the tables set forth above. The tables above were prepared based upon certain assumptions about the characteristics of the Agency Securities, the Mortgage Loans and the Notes. See "Yield, Average Life and Prepayment Considerations" in the Prospectus Supplement. The Mortgage Loans do not have the characteristics assumed, and mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class of Notes.

                                                                      ANNEX 1(a)

                             PROSPECTUS SUPPLEMENT
                              DATED MARCH 3, 1999

                                       TO

                      PROSPECTUS DATED SEPTEMBER 18, 1998
                                  RELATING TO

                                   FANNIE MAE
                   GUARANTEED REMIC PASS-THROUGH CERTIFICATES
                         FANNIE MAE REMIC TRUST 1999-19

PROSPECTUS SUPPLEMENT
(TO REMIC PROSPECTUS DATED SEPTEMBER 18, 1998)

                                 $2,450,000,000

                                      LOGO
                   GUARANTEED REMIC PASS-THROUGH CERTIFICATES
                         FANNIE MAE REMIC TRUST 1999-19
THE CERTIFICATES
We, the Federal National
Mortgage Association ("Fannie
Mae"), will issue the classes
of certificates listed in the
chart on this page.
PAYMENTS TO CERTIFICATEHOLDERS
We will make monthly payments
on the certificates. You, the
investor, will receive
- interest accrued on the
  balance of your certificate
  (except in the case of an
  accrual class), and
- principal to the extent
  available for payment on
  your class.
We may pay principal at rates
which vary from time to time.
We may not pay principal to
certain classes for long
periods of time.
THE FANNIE MAE GUARANTY
We will guarantee that
required payments of principal
and interest on the
certificates are distributed
to investors on time.
THE TRUST AND ITS ASSETS
The trust will indirectly own
Fannie Mae MBS.
The mortgage loans underlying
the Fannie Mae MBS are first
lien, single-family,
fixed-rate loans.
 CAREFULLY CONSIDER THE RISK
 FACTORS STARTING ON PAGE
 S-10 OF THIS PROSPECTUS
 SUPPLEMENT AND ON PAGE 10 OF
 THE REMIC PROSPECTUS. UNLESS
 YOU UNDERSTAND AND ARE ABLE
 TO TOLERATE THESE RISKS, YOU
 SHOULD NOT INVEST IN THE
 CERTIFICATES.
 You should read the REMIC
 prospectus as well as this
 prospectus supplement.
 The certificates, together
 with interest thereon, are
 not guaranteed by the United
 States and do not constitute
 a debt or obligation of the
 United States or any agency
 or instrumentality thereof
 other than Fannie Mae.
 The certificates are exempt
 from registration under the
 Securities Act of 1933 and
 are "exempted securities"
 under the Securities
 Exchange Act of 1934.

                              MERRILL LYNCH & CO.
March 3, 1999

----------------------------------------------------
----------------------------------------------------
                   ORIGINAL CLASS
CLASS       GROUP     BALANCE         PRINCIPAL TYPE

----------------------------------------------------


PB  ......    1     $ 19,683,600          PAC

PC  ......    1       30,326,200          PAC

PD  ......    1       16,954,800          PAC

PE  ......    1       48,068,800          PAC

PF  ......    1       30,810,800          PAC

PG  ......    1       54,835,000          PAC

PH  ......    1       33,895,200          PAC

GB  ......    1      107,559,600          SCH

FA  ......    1       10,849,850          SUP

SA  ......    1       10,849,850(1)       NTL

K   ......    1        9,816,550          SUP

DA  ......    1        6,625,000          SUP

DB  ......    1        3,420,000          SUP

DC  ......    1        4,030,000          SUP

FD  ......    1        3,500,000          SUP

SD  ......    1          500,000          SUP

DE  ......    1       19,124,600          SUP

----------------------------------------------------

A(4) .....    2      279,710,000          SEQ

B(4) .....    2        8,203,000          SEQ

VA(4).....    2        8,308,000         SEQ/AD

VB(4) ....    2       29,879,000         SEQ/AD

ZC(4).....    2       23,400,000          SEQ

R   ......    2          500,000          SEQ

----------------------------------------------------

KA  ......    3      197,417,500          PAC

TB  ......    3       24,100,000          PAC

JF  ......    3       33,065,961(1)       NTL

KL  ......    3       26,552,500          PAC

TC(4) ....    3       44,983,000          PAC

TD(4).....    3       79,602,500          PAC

TE(4) ....    3       72,029,500          PAC

J   ......    3      260,584,000          TAC

Z   ......    3        4,000,000          SUP

KB  ......    3       32,895,500          PAC

KC  ......    3       57,835,500          PAC

----------------------------------------------------

UD  ......    4       43,334,000          PAC

UE  ......    4       50,000,000          PAC

UP  ......    4       29,811,000          PAC

UQ  ......    4        4,307,000          PAC

PN  ......    4      120,000,000          PAC

UC  ......    4       19,016,000          PAC

F(4) .....    4       72,578,823          SUP

S(4) .....    4       30,241,177          SUP

ZA  ......    4       30,712,000          SUP

----------------------------------------------------

LA  ......    5       24,906,200          PAC

LB  ......    5      277,184,800          PAC

LC  ......    5        3,182,800          PAC

GK  ......    5       75,000,000      SEG(PAC)SEQ

GL  ......    5       43,047,600      SEG(PAC)SEQ

GM .......    5        7,720,000      SEG(PAC)SEQ

FL  ......    5       56,028,862          SUP

SL(4) ....    5       12,929,738          SUP

RL  ......                     0          NPR

(1) Notional balances. These are interest only classes.

(2) Based on LIBOR.

----------  -------------------------------------------------------
----------  -------------------------------------------------------
            INTEREST   INTEREST                  FINAL DISTRIBUTION
CLASS        RATE       TYPE      CUSIP NUMBER          DATE
----------------------------------------------------
PB  ......    6.00%      FIX      31359V H 3 0       June 2008
PC  ......    6.00       FIX      31359V H 4 8     September 2014
PD  ......    6.00       FIX      31359V H 5 5     February 2017
PE  ......    6.00       FIX      31359V H 6 3     February 2022
PF  ......    6.00       FIX      31359V H 7 1       June 2024
PG  ......    6.00       FIX      31359V H 8 9      October 2027
PH  ......    6.00       FIX      31359V H 9 7        May 2029
GB  ......    6.00       FIX      31359V J 2 0        May 2029
FA  ......   (2)         FLT      31359V J 4 6        May 2029
SA  ......   (2)       INV/IO     31359V J 3 8        May 2029
K   ......   (3)         PO       31359V J 5 3        May 2029
DA  ......    7.00       FIX      31359V J 6 1      January 2028
DB  ......    7.00       FIX      31359V J 7 9       March 2028
DC  ......    7.00       FIX      31359V J 8 7        May 2028
FD  ......   (2)         FLT      31359V K 2 8        May 2029
SD  ......   (2)         INV      31359V J 9 5        May 2029
DE  ......    7.00       FIX      31359V K 3 6        May 2029
----------
A(4) .....    6.50       FIX      31359V K 4 4     February 2027
B(4) .....    6.50       FIX      31359V K 5 1        May 2027
VA(4).....    6.50       FIX      31359V K 6 9     February 2004
VB(4) ....    6.50       FIX      31359V K 7 7        May 2014
ZC(4).....    6.50      FIX/Z     31359V K 8 5        May 2029
R   ......    6.50       FIX      31359V K 9 3        May 2029
----------
KA  ......    5.75       FIX      31359V L 2 7     September 2007
TB  ......    6.50       FIX      31359V L 3 5      October 2009
JF  ......    6.50     FIX/IO     31359V L 4 3     November 2011
KL  ......    6.00       FIX      31359V L 5 0      October 2009
TC(4) ....    6.50       FIX      31359V L 6 8     November 2011
TD(4).....    6.50       FIX      31359V L 7 6       April 2013
TE(4) ....    6.50       FIX      31359V L 8 4        May 2014
J   ......    6.50       FIX      31359V L 9 2        May 2014
Z   ......    6.50      FIX/Z     31359VM26           May 2014
KB  ......    5.75       FIX      31359VM34         October 2009
KC  ......    6.00       FIX      31359VM42        November 2011
----------
UD  ......    6.00       FIX      31359VM59          April 2012
UE  ......    6.00       FIX      31359VM67         October 2021
UP  ......    6.00       FIX      31359VM75        November 2020
UQ  ......    6.00       FIX      31359VM83         October 2021
PN  ......    6.00       FIX      31359VM91         August 2028
UC  ......    6.00       FIX      31359V N 2 5        May 2029
F(4) .....   (2)         FLT      31359V N 4 1      August 2023
S(4) .....   (2)         INV      31359V N 3 3      August 2023
ZA  ......    6.00      FIX/Z     31359V N 5 8        May 2029
----------
LA  ......    6.50       FIX      31359V N 6 6     September 2008
LB  ......    6.50       FIX      31359V N 7 4       April 2029
LC  ......    6.50       FIX      31359V N 8 2        May 2029
GK  ......    6.50       FIX      31359V N 9 0     February 2029
GL  ......    6.50       FIX      31359V P 2 3        May 2029
GM .......    6.50       FIX      31359V P 3 1        May 2029
FL  ......   (2)         FLT      31359V P 5 6        May 2029
SL(4) ....   (2)         INV      31359V P 4 9        May 2029
RL  ......       0       NPR      31359V P 6 4        May 2029
(1) Notion
classes.               (3) Principal only class.
(2) Based              (4) Exchangeable classes.

-----------------------------------------------------

                                              If
you own certificates of certain classes, you can exchange them for the corresponding RCR certificates to be
issued at the time of the exchange. The VC, C, AC, AJ, AB, AE, AI, KM, JC, KD, JD, UH, SM, L
                                              and
TG Classes are the RCR classes, as further described in this prospectus supplement.

-----------------------------------------------------

                                              The
dealer will offer the certificates from time to time in negotiated transactions at varying prices.
We
                                              expect
the settlement date to be April 30, 1999.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
AVAILABLE INFORMATION....................  S- 3
REFERENCE SHEET..........................  S- 4
ADDITIONAL RISK FACTORS..................  S-10
DESCRIPTION OF THE CERTIFICATES..........  S-11
  GENERAL................................  S-11
    Structure............................  S-11
    Fannie Mae Guaranty..................  S-11
    Characteristics of Certificates......  S-12
    Authorized Denominations.............  S-12
    Distribution Dates...................  S-12
    Record Date..........................  S-12
    Class Factors........................  S-12
    Optional Termination.................  S-12
  COMBINATION AND RECOMBINATION..........  S-12
    General..............................  S-12
    Procedures...........................  S-13
    Additional Considerations............  S-13
  THE MBS................................  S-13
  FINAL DATA STATEMENT...................  S-15
  DISTRIBUTIONS OF INTEREST..............  S-15
    Categories of Classes................  S-15
    General..............................  S-15
    Interest Accrual Periods.............  S-16
    Accrual Classes......................  S-16
    Notional Classes.....................  S-16
    Floating Rate and Inverse Floating
      Rate Classes.......................  S-16
  CALCULATION OF LIBOR...................  S-17
  DISTRIBUTIONS OF PRINCIPAL.............  S-17
    Categories of Classes................  S-17
    Principal Distribution Amount........  S-18
    Group 1 Principal Distribution
      Amount.............................  S-18
    Group 2 Principal Distribution
      Amount.............................  S-19
      ZC Accrual Amount..................  S-19
      Group 2 Cash Flow Distribution
         Amount..........................  S-19
    Group 3 Principal Distribution
      Amount.............................  S-19
      Z Accrual Amount...................  S-19
      Group 3 Cash Flow Distribution
         Amount..........................  S-19

                                           PAGE
                                           ----
    Group 4 Principal Distribution
      Amount.............................  S-20
      ZA Accrual Amount..................  S-20
      Group 4 Cash Flow Distribution
         Amount..........................  S-20
    Group 5 Principal Distribution
      Amount.............................  S-21
  STRUCTURING ASSUMPTIONS................  S-21
    Pricing Assumptions..................  S-21
    Prepayment Assumptions...............  S-21
    Structuring Ranges and Rate..........  S-22
    Initial Effective Ranges.............  S-22
  YIELD TABLES...........................  S-24
    General..............................  S-24
    The Inverse Floating Rate Classes....  S-24
    The K and L Classes..................  S-26
    The JF, AJ, AI, JC and JD Classes....  S-26
  WEIGHTED AVERAGE LIVES OF THE
    CERTIFICATES.........................  S-28
  DECREMENT TABLES.......................  S-28
  CHARACTERISTICS OF THE R AND RL
    CLASSES..............................  S-37
CERTAIN ADDITIONAL FEDERAL INCOME TAX
  CONSEQUENCES...........................  S-37
  REMIC ELECTIONS AND SPECIAL TAX
    ATTRIBUTES...........................  S-37
  TAXATION OF BENEFICIAL OWNERS OF
    REGULAR CERTIFICATES.................  S-38
  TAXATION OF BENEFICIAL OWNERS OF
    RESIDUAL CERTIFICATES................  S-38
  TAXATION OF BENEFICIAL OWNERS OF RCR
    CERTIFICATES.........................  S-38
    General..............................  S-38
    Strip RCR Classes....................  S-39
    Combination RCR Classes..............  S-40
    Exchanges............................  S-40
PLAN OF DISTRIBUTION.....................  S-40
    General..............................  S-40
    Increase in Certificates.............  S-41
LEGAL MATTERS............................  S-41
SCHEDULE 1...............................  A- 1
PRINCIPAL BALANCE SCHEDULES..............  B- 1

                             AVAILABLE INFORMATION

     You should purchase the certificates only if you have read and understand this prospectus supplement and the following documents (the "Disclosure Documents"):

     - our Prospectus for Guaranteed REMIC Pass-Through Certificates dated September 18, 1998 (the "REMIC Prospectus");

     - our Prospectus for Guaranteed Mortgage Pass-Through Certificates dated October 1, 1998 (the "MBS Prospectus"); and

     - our Information Statement dated March 31, 1998 and its supplements (the "Information Statement").

You can obtain the Disclosure Documents by writing or calling us at:

    Fannie Mae
     MBS Helpline
     3900 Wisconsin Avenue, N.W., Area 2H-3S
     Washington, D.C. 20016
     (telephone 1-800-237-8627 or 202-752-6547).

Most of the Disclosure Documents, together with the class factors, are available on our website located at http://www.fanniemae.com.

You also can obtain the Disclosure Documents by writing or calling the dealer at:

    Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Prospectus Department
     44B Colonial Drive
     Piscataway, New Jersey 08854
     (telephone 732-885-2760).

                                REFERENCE SHEET

     THIS REFERENCE SHEET IS NOT A SUMMARY OF THE TRANSACTION AND DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. YOU SHOULD PURCHASE THE CERTIFICATES ONLY AFTER READING THIS PROSPECTUS SUPPLEMENT AND EACH OF THE ADDITIONAL DISCLOSURE DOCUMENTS LISTED ON PAGE S-3.

ASSETS UNDERLYING EACH GROUP OF CLASSES

GROUP     ASSETS
-----     ------
  1     Group 1 MBS
  2     Group 2 MBS
  3     Group 3 MBS
  4     Group 4 MBS
  5     Group 5 MBS

ASSUMED CHARACTERISTICS OF THE MORTGAGE LOANS UNDERLYING THE GROUP 1, GROUP 2, GROUP 3, GROUP 4 AND GROUP 5 MBS (AS OF APRIL 1, 1999)

                                               APPROXIMATE
                                ORIGINAL     WEIGHTED AVERAGE   APPROXIMATE
                APPROXIMATE      TERM TO      REMAINING TERM    CALCULATED     APPROXIMATE
                 PRINCIPAL      MATURITY       TO MATURITY       LOAN AGE        WEIGHTED
                  BALANCE      (IN MONTHS)     (IN MONTHS)      (IN MONTHS)   AVERAGE COUPON
                -----------    -----------   ----------------   -----------   --------------
Group 1 MBS...  $400,000,000       360              348             12            6.750%
Group 2 MBS...   350,000,000       360              343             16            7.188%
Group 3 MBS...   800,000,000       180              173              6            7.000%
Group 4 MBS...   200,000,000       360              351              8            6.650%
                 200,000,000       360              349              9            6.650%
Group 5 MBS...   500,000,000       360              354              5            7.050%

     The actual remaining terms to maturity, calculated loan ages and interest rates of most of the mortgage loans will differ from the weighted averages shown above, perhaps significantly.

CLASS FACTORS

     The class factors are numbers that, when multiplied by the initial principal balance of a certificate, can be used to calculate the current principal balance of that certificate (after taking into account distributions in the same month). We publish the class factors on or shortly after the 11th day of each month.

SETTLEMENT DATE

     We expect to issue the certificates on April 30, 1999.

DISTRIBUTION DATES

     We will make payments on the certificates on the 25th day of each calendar month, or on the next business day if the 25th day is not a business day.

BOOK-ENTRY AND PHYSICAL CERTIFICATES

     We issue book-entry certificates through the U.S. Federal Reserve Banks, which will electronically track ownership of the certificates and payments on them. We will issue physical certificates in registered, certificated form.

     We will issue the classes of certificates in the following forms:

                    FED BOOK-ENTRY                          PHYSICAL
                    --------------                          --------
Group 1, Group 2, Group 3, Group 4 and Group 5 Classes  R and RL Classes

EXCHANGING CERTIFICATES THROUGH COMBINATION AND RECOMBINATION

     If you own certain certificates, you will be able to exchange them for a proportionate interest in the related RCR certificates as shown on Schedule 1. We will issue the RCR certificates upon such exchange. You can exchange your certificates by notifying us and paying an exchange fee. We use the principal and interest of the certificates exchanged to pay principal and interest on the related RCR certificates. Schedule 1 lists all of the available combinations of the certificates eligible for exchange and the related RCR certificates.

INTEREST RATES

     During each interest accrual period, the fixed rate classes will accrue interest at the applicable annual interest rates listed on the cover.

     During the initial interest accrual period, the floating rate and inverse floating rate classes will accrue interest at the initial interest rates listed below. During subsequent interest accrual periods, the floating rate and inverse floating rate classes will accrue interest based on the formulas indicated below, but always subject to the specified maximum and minimum interest rates:

                        INITIAL     MAXIMUM    MINIMUM              FORMULA FOR
                       INTEREST    INTEREST    INTEREST            CALCULATION OF
        CLASS            RATE        RATE        RATE             INTEREST RATE(1)
        -----          --------    --------    --------           ----------------
FA ..................   5.88750%    8.00000%   0.95%          LIBOR + 95 basis points
SA ..................   2.11250%    7.05000%   0.00%               7.05% - LIBOR
FD...................   5.93750%    8.00000%   1.00%          LIBOR + 100 basis points
SD...................  14.43750%   49.00000%   0.00%             49% - (7 X LIBOR)
F ...................   5.97500%    8.50000%   0.35%          LIBOR + 35 basis points
S ...................   6.06000%   19.55999%   0.00%      19.55999% - (2.39999994 X LIBOR)
FL ..................   5.88750%    8.00000%   0.95%          LIBOR + 95 basis points
SL ..................   9.15417%   30.54999%   0.00%      30.54999% - (4.33333313 X LIBOR)
SM...................   2.11250%    7.05000%   0.00%               7.05% - LIBOR

---------------
(1) We will establish LIBOR on the basis of the "BBA Method."

     We will apply interest payments from exchanged certificates to the corresponding RCR certificates, on a pro rata basis, following any exchange.

NOTIONAL CLASSES

     A notional class will not receive any principal. Its notional principal balance is the balance used to calculate accrued interest. The notional principal balances will equal the percentages of the outstanding balances specified below immediately before the related distribution date:

                 CLASS
                 -----
SA......................................             100%  of the FA Class
JF......................................   11.5384615385%  of the KA and KB Classes
                                            7.6923076923%  of the KC and KL Classes
AJ......................................    3.8461538462%  of the A and B Classes
AI......................................    3.8461538462%  of the A Class
JC......................................    7.6923076923%  of the TC Class
JD......................................    7.6923076923%  of the TD Class
SM......................................  433.3333204432%  of the SL Class

DISTRIBUTIONS OF PRINCIPAL

  Group 1 Principal Distribution Amount

     1. To the PB, PC, PD, PE, PF, PG and PH Classes, in that order, to their Planned Balances.

     2. To the GB Class to its Scheduled Balance.

     3. (a) 35.7142363391% of the remaining amount to the K and FA Classes, pro rata, to zero, and

        (b) 64.2857636609% of such remaining amount as follows:

          first, to the DA, DB and DC Classes, in that order, to zero; and

          second, to the DE, FD and SD Classes, pro rata, to zero.

     4. To the GB Class to zero.

     5. To the PB, PC, PD, PE, PF, PG and PH Classes, in that order, to zero.

  Group 2 Principal Distribution Amount

     ZC Accrual Amount

     1. To the VA and VB Classes, in that order, to zero.

     2. To the ZC Class.

     Group 2 Cash Flow Distribution Amount

     To the A, B, VA, VB, ZC and R Classes, in that order, to zero.

  Group 3 Principal Distribution Amount

     Z Accrual Amount

     1. To the J Class to zero.

     2. To the Z Class.

     Group 3 Cash Flow Distribution Amount

     1. To the KA Class to its Planned Balance.

     2. To the KB, KL and TB Classes, pro rata, to their Planned Balances.

     3. To the KC and TC Classes, pro rata, to their Planned Balances.

     4. To the TD and TE Classes, in that order, to their Planned Balances.

     5. To the Aggregate Group I to its Targeted Balance.

     6. To the Aggregate Group I to zero.

     7. To the KA Class to zero.

     8. To the KB, KL and TB Classes, pro rata, to zero.

     9. To the KC and TC Classes, pro rata, to zero.

     10. To the TD and TE Classes, in that order, to zero.

  Group 4 Principal Distribution Amount

     ZA Accrual Amount

     1. To the F and S Classes, pro rata, to zero.

     2. To the ZA Class.

     Group 4 Cash Flow Distribution Amount

     1. To the UD Class to its Planned Balance.

     2. (a) 59.4403100407% of the remaining amount to the UE Class to its Planned Balance, and

        (b) 40.5596899593% of such remaining amount to the UP and UQ Classes, in that order, to their Planned Balances.

     3. To the PN and UC Classes, in that order, to their Planned Balances.

     4. To the F and S Classes, pro rata, to zero.

     5. To the ZA Class to zero.

     6. To the UD Class to zero.

     7. (a) 59.4403100407% of the remaining amount to the UE Class to zero, and

        (b) 40.5596899593% of such remaining amount to the UP and UQ Classes, in that order, to zero.

     8. To PN and UC Classes, in that order, to zero.

  Group 5 Principal Distribution Amount

     1. To the LA, LB and LC Classes, in that order, to their Planned Balances.

     2. To the Aggregate Group II to its Planned Balance.

     3. To the FL and SL Classes, pro rata, to zero.

     4. To the Aggregate Group II to zero.

     5. To the LA, LB and LC Classes, in that order, to zero.

     For a description of the Aggregate Groups, see "Description of the Certificates--Distributions of Principal" in this prospectus supplement.

     We will apply principal payments from exchanged certificates to the corresponding RCR certificates, on a pro rata basis, following any exchange.

WEIGHTED AVERAGE LIVES (YEARS)*

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
       GROUP 1 CLASSES           0%     100%    132%    140%    180%    250%    500%
       ---------------           --     ----    ----    ----    ----    ----    ----
PB............................   4.6     2.5     2.5     2.5     2.5     2.5      2.1
PC............................   9.3     3.5     3.5     3.5     3.5     3.5      2.4
PD............................  12.6     4.5     4.5     4.5     4.5     4.5      2.7
PE............................  15.9     6.0     6.0     6.0     6.0     6.0      3.3
PF............................  19.0     8.0     8.0     8.0     8.0     8.0      4.1
PG............................  21.6    11.0    11.0    11.0    11.0    11.0      5.6
PH............................  24.0    18.1    18.1    18.1    18.1    18.1      9.7
GB............................  25.0     8.8     5.0     5.0     5.0     2.6      1.3
FA, SA and K..................  29.2    24.0    20.7    18.4     8.9     1.5      0.6
DA............................  28.5    20.3    13.1     5.3     0.8     0.4      0.2
DB............................  28.7    21.4    16.8    13.8     1.6     0.8      0.3
DC............................  28.9    22.3    18.8    16.9     2.3     1.1      0.4
FD, SD and DE.................  29.5    25.8    23.8    23.2    13.4     2.1      0.8

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 2 CLASSES           0%     100%    175%    250%    500%
       ---------------           --     ----    ----    ----    ----
A, AE and AI..................  19.1     7.6     5.0     3.7      1.9
B ............................  27.9    18.6    13.0     9.6      4.8
VA............................   2.5     2.5     2.5     2.5      2.5
VB............................  10.4    10.4    10.3     9.2      5.6
ZC ...........................  29.0    23.4    19.0    15.7      8.9
R ............................  30.0    28.6    28.4    27.8     19.7
VC............................   8.7     8.7     8.6     7.8      5.0
C ............................  29.0    23.4    18.6    14.6      7.5
AB, AC and AJ.................  19.3     8.0     5.2     3.8      2.0

                                          PSA PREPAYMENT ASSUMPTION
                                ---------------------------------------------
       GROUP 3 CLASSES           0%     100%    110%    215%    300%    500%
       ---------------           --     ----    ----    ----    ----    ----
KA............................   4.1     2.5     2.5     2.5     2.5      2.2
TB, KL and KB.................   7.5     4.5     4.5     4.5     4.5      3.2
JF............................   5.4     3.3     3.3     3.3     3.3      2.6
TC, KC, KM and JC.............   9.2     6.0     6.0     6.0     6.0      4.1
TD, KD and JD.................  10.7     8.0     8.0     8.0     8.0      5.5
TE............................  12.1    11.2    11.2    11.2    11.2      8.5
J  ...........................  12.0     8.5     8.0     4.3     1.9      1.1
Z  ...........................  15.0    14.3    14.3     0.2     0.1      0.1
TG ...........................  11.3     9.5     9.5     9.5     9.5      6.9

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 4 CLASSES           0%     100%    150%    250%    500%
       ---------------           --     ----    ----    ----    ----
UD............................   6.2     1.9     1.9     1.9      1.8
UE............................  14.9     4.5     4.5     4.5      2.8
UP............................  14.4     4.2     4.2     4.2      2.8
UQ............................  18.2     6.1     6.1     6.1      3.4
PN............................  22.1    10.2    10.2    10.2      5.4
UC............................  25.6    20.6    20.6    20.6     11.4
F, S and UH...................  14.5     9.4     4.3     1.6      0.8
ZA............................  28.0    22.4    19.2     5.0      1.8

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
       GROUP 5 CLASSES           0%     100%    145%    175%    215%    250%    500%
       ---------------           --     ----    ----    ----    ----    ----    ----
LA ...........................   4.8     2.5     2.5     2.5     2.5     2.5      2.3
LB ...........................  18.5     8.9     8.9     8.9     8.9     8.9      5.0
LC ...........................  26.8    26.7    26.7    26.7    26.7    26.7     16.8
GK............................  25.1     9.3     3.5     3.5     3.5     2.6      1.5
GL ...........................  25.4    10.3     5.0     5.0     5.0     3.0      1.6
GM............................  28.3    20.6    19.5    19.5    19.5     7.0      2.2
FL, SL, SM and L..............  29.3    24.6    19.5    11.9     3.9     2.0      0.9

     -------------------------
     * Determined as specified under "Description of the Certificates--Weighted Average Lives of the Certificates" herein.

                            ADDITIONAL RISK FACTORS

     The rate of principal payments on the certificates will be affected by the rate of principal payments on the underlying mortgage loans. The rate that you receive principal payments on the certificates will be sensitive to the rate of principal payments on the mortgage loans underlying the related MBS, including prepayments. Because borrowers generally may prepay their mortgage loans at any time without penalty, the rate of principal payments on the mortgage loans is likely to vary over time. It is highly unlikely that the mortgage loans will prepay

     - at any of the prepayment rates we assumed in this prospectus supplement, or

     - at any constant prepayment rate until maturity.

     Yields may be lower than expected due to unexpected rate of principal payments. The actual yield on your certificates probably will be lower than you expect:

     - if you bought your certificates at a premium and principal payments are faster than you expected, or

     - if you bought your certificates at a discount and principal payments are slower than you expected.

     Furthermore, in the case of interest only certificates and certificates purchased at a premium, you could lose money on your investment if prepayments occur at a rapid rate.

     YOU MUST MAKE YOUR OWN DECISIONS ABOUT THE VARIOUS APPLICABLE ASSUMPTIONS, INCLUDING PREPAYMENT ASSUMPTIONS, WHEN DECIDING WHETHER TO PURCHASE THE CERTIFICATES.

     Weighted average lives and yields on the certificates are affected by actual characteristics of the underlying mortgage loans. We have assumed that the mortgage loans underlying the MBS have certain characteristics. However, the actual mortgage loans probably will have different characteristics from those we assumed. As a result, your yields could be lower than you expect, even if the mortgage loans prepay at the indicated constant prepayment rates. In addition, slight differences between the assumed mortgage loan characteristics and the actual mortgage loans could affect the weighted average lives of the classes of certificates.

     Level of floating rate index affects yields on certain certificates. The yield on any floating rate or inverse floating rate certificate will be affected by the level of its interest rate index. If the level of the index differs from the level you expect, then your actual yield may be lower than you expect.

     Delay classes have lower yields and market values. Since certain classes do not receive interest immediately following each interest accrual period, these classes have lower yields and lower market values than they would if there were no such delay.

     Reinvestment of certificate payments may not achieve same yields as certificates. The rate of principal payments of the certificates is uncertain. You may be unable to reinvest the payments on the certificates at the same yields provided by the certificates.

     Unpredictable timing of last payment affects yields on certificates. The actual final payment of your class is likely to occur earlier, and could occur much earlier, than the final distribution date listed on the cover page. If you assumed the actual final payment will occur on the final distribution date specified, your yield could be lower than you expect.

     Some investors may be unable to buy certain classes. Investors whose investment activities are subject to legal investment laws and regulations, or to review by regulatory authorities, may be unable to buy certain certificates. You should get legal advice to determine whether you may purchase the certificates.

     Uncertain market for the certificates could make them difficult to sell and cause their values to fluctuate. We cannot be sure that a market for resale of the certificates will develop. Further, if a market develops, it may not continue or be sufficiently liquid to allow you to sell your certificates. Even if you are able to sell your certificates, the sale price may not be comparable to similar investments that have a developed market. Moreover, you may not be able to sell small or large amounts of certificates at prices comparable to those available to other investors. You should purchase certificates only if you understand and can tolerate the risk that the value of your certificates will vary over time and that your certificates may not be easily sold.

                        DESCRIPTION OF THE CERTIFICATES

     The material under this heading summarizes certain features of the Certificates. You will find additional information about the Certificates in the other sections of this Prospectus Supplement, as well as in the additional Disclosure Documents and the Trust Agreement. If we use a capitalized term in this Prospectus Supplement without defining it, you will find the definition of such term in the applicable Disclosure Documents or in the Trust Agreement.

GENERAL

     Structure. We will create the Fannie Mae REMIC Trust specified on the cover (the "Trust") and a separate trust (the "Lower Tier REMIC") pursuant to a trust agreement dated as of April 1, 1999 (the "Trust Agreement"). We will execute the Trust Agreement in our corporate capacity and as trustee (the "Trustee"). We will issue the Guaranteed REMIC Pass-Through Certificates (the "REMIC Certificates") and the Combinable and Recombinable REMIC Certificates (the "RCR Certificates" and, together with the REMIC Certificates, the "Certificates") pursuant to the Trust Agreement. In general, the term "Classes" includes the Classes of REMIC Certificates and RCR Certificates.

     The Trust and the Lower Tier REMIC each will constitute a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code").

     - The REMIC Certificates (except the R and RL Classes) will be "regular interests" in the Trust.

     - The R Class will be the "residual interest" in the Trust.

     - The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be the "regular interests" in the Lower Tier REMIC.

     - The RL Class will be the "residual interest" in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests. The assets of the Lower Tier REMIC will consist of five groups of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "Group 1 MBS," "Group 2 MBS," "Group 3 MBS," "Group 4 MBS" and "Group 5 MBS" and, together, the "MBS").

     Each MBS represents a beneficial ownership interest in a pool (each, a "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein.

     Fannie Mae Guaranty. We guarantee that we will distribute to Certificateholders:

     - required installments of principal and interest on the Certificates on time, and

     - the principal balance of each Class of Certificates no later than its Final Distribution Date, whether or not we have received sufficient payments on the MBS.

In addition, we guarantee that we will distribute to each holder of an MBS:

     - scheduled installments of principal and interest on the underlying Mortgage Loans on time, whether or not the related borrowers pay us, and

     - the full principal balance of any foreclosed Mortgage Loan, whether or not we recover it.

Our guarantees are not backed by the full faith and credit of the United States. See "Description of the Certificates--The Fannie Mae Guaranty" in the REMIC Prospectus and "Description of Certificates--The Fannie Mae Guaranty" in the MBS Prospectus.

     Characteristics of Certificates. We will issue the Certificates (except the R and RL Classes) in book-entry form on the book-entry system of the U.S. Federal Reserve Banks. Entities whose names appear on the book-entry records of a Federal Reserve Bank as having had Certificates deposited in their accounts are "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a Certificate. Beneficial owners ordinarily will hold Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Certificate Form" in the REMIC Prospectus.

     We will issue the R and RL Certificates in fully registered, certificated form. The "Holder" or "Certificateholder" of the R or RL Certificate is its registered owner. The R or RL Certificate can be transferred at the corporate trust office of the Transfer Agent, or at the office of the Transfer Agent in New York, New York. State Street Bank and Trust Company in Boston, Massachusetts ("State Street") will be the initial Transfer Agent. We may impose a service charge for any registration of transfer of the R or RL Certificate and may require payment to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes".

     The Holder of the R Class will receive the proceeds of any remaining assets of the Trust, and the Holder of the RL Class will receive the proceeds of any remaining assets of the Lower Tier REMIC, in each case only by presenting and surrendering the related Certificate at the office of the Paying Agent. State Street will be the initial Paying Agent.

     Authorized Denominations. We will issue the Certificates, other than the RL Certificate, in minimum denominations of $1,000 and whole dollar increments. We will issue the RL Class as a single Certificate with no principal balance.

     Distribution Dates. We will make monthly payments on the Certificates on the 25th day of each month (or, if the 25th day is not a business day, on the first business day after the 25th). We refer to each such date as a "Distribution Date." We will make the first payments to Certificateholders the month after we issue the Certificates.

     Record Date. On each Distribution Date, we will make each monthly payment on the Certificates to Holders of record on the last day of the preceding month.

     Class Factors. On or shortly after the eleventh calendar day of each month, we will publish a factor (carried to eight decimal places) for each Class of Certificates. When the factor is multiplied by the original principal balance (or notional principal balance) of a Certificate of that Class, the product will equal the current principal balance (or notional principal balance) of that Certificate after taking into account payments on the Distribution Date in the same month (as well as any addition to principal in the case of the Accrual Classes).

     Optional Termination. We will not terminate the Lower Tier REMIC or the Trust by exercising our right to repurchase the Mortgage Loans underlying any MBS unless

     - only one Mortgage Loan remains in the related Pool, or

     - the principal balance of the Pool is less than one percent of its original level.

See "Description of Certificates--Termination" in the MBS Prospectus.

COMBINATION AND RECOMBINATION

     General. You are permitted to exchange all or a portion of the A, B, VA, VB, ZC, TC, TD, F, S, SL and TE Classes of REMIC Certificates for a proportionate interest in the related Combinable and Recombinable REMIC Certificates ("RCR Certificates") in the combinations shown on Schedule 1.

You also may exchange all or a portion of the RCR Certificates for the related REMIC Certificates in the same manner. This process may occur repeatedly.

     Holders of RCR Certificates will be the beneficial owners of a proportionate interest in the related REMIC Certificates and will receive a proportionate share of the distributions on the related REMIC Certificates.

     The Classes of REMIC Certificates and RCR Certificates that are outstanding at any given time, and the outstanding principal balances (or notional principal balances) of these Classes, will depend upon any related distributions of principal, as well as any exchanges that occur. The principal balances and/or notional principal balances of the REMIC Certificates and RCR Certificates involved in any exchange will bear the same relationship as that borne by the original principal balances and/or original notional principal balances of the related Classes.

     Procedures. If a Certificateholder wishes to exchange Certificates, the Certificateholder must notify our Structured Transactions Department through one of our "REMIC Dealer Group" dealers in writing or by telefax no later than two business days before the proposed exchange date. The exchange date can be any business day other than the first or last business day of the month subject to our approval. The notice must include the outstanding principal balance of both the Certificates to be exchanged and the Certificates to be received, and the proposed exchange date. After receiving the Holder's notice, we will telephone the dealer with delivery and wire payment instructions. Notice becomes irrevocable on the second business day before the proposed exchange date.

     In connection with each exchange, the Holder must pay us a fee equal to 1/32 of 1% of the outstanding principal balance (exclusive of any notional principal balance) of the Certificates to be exchanged. In no event, however, will our fee be less than $2,000.

     We will make the first distribution on a REMIC Certificate or an RCR Certificate received in an exchange transaction on the Distribution Date in the following month. We will make such distribution to the Holder of record as of the close of business on the last day of the month of the exchange.

     Additional Considerations. The characteristics of RCR Certificates will reflect the characteristics of the REMIC Certificates used to form such RCR Certificates. You should also consider a number of factors that will limit a Certificateholder's ability to exchange REMIC Certificates for RCR Certificates or vice versa:

     - At the time of the proposed exchange, a Certificateholder must own Certificates of the related Class or Classes in the proportions necessary to make the desired exchange.

     - A Certificateholder that does not own the Certificates may be unable to obtain the necessary REMIC Certificates or RCR Certificates.

     - The Certificateholder of needed Certificates may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

     - Certain Certificates may have been purchased and placed into other financial structures and thus be unavailable.

     - Principal distributions will decrease the amounts available for exchange over time.

     - Only the combinations listed on Schedule 1 are permitted.

THE MBS

     The following table contains certain information about the MBS. The MBS included in each specified Group will have the aggregate unpaid principal balance and Pass-Through Rate shown below and the general characteristics described in the MBS Prospectus. The MBS will provide that principal and interest on the related Mortgage Loans will be passed through monthly, beginning in the month after we issue the MBS. The Mortgage Loans underlying the MBS will be conventional Level Payment

Mortgage Loans secured by first mortgages or deeds of trust on one- to four-family ("single-family") residential properties. These Mortgage Loans will have original maturities of up to 30 years in the case of the Group 1, Group 2, Group 4 and Group 5 Classes, and original maturities of up to 15 years in the case of the Group 3 Classes. See "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. We expect the characteristics of the Group 1 MBS, Group 2 MBS, Group 3 MBS, Group 4 MBS and Group 5 MBS and the related Mortgage Loans as of April 1, 1999 (the "Issue Date") to be as follows:

GROUP 1 MBS
Aggregate Unpaid Principal Balance......................        $400,000,000
MBS Pass-Through Rate...................................            6.0%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.25% to 8.50%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         348 months
Approximate Weighted Average CAGE.......................          12 months

GROUP 2 MBS
Aggregate Unpaid Principal Balance......................        $350,000,000
MBS Pass-Through Rate...................................            6.5%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.75% to 9.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         343 months
Approximate Weighted Average CAGE.......................          16 months

GROUP 3 MBS
Aggregate Unpaid Principal Balance......................        $800,000,000
MBS Pass-Through Rate...................................            6.5%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.75% to 9.00%
Range of WAMs...........................................  100 months to 180 months
Approximate Weighted Average WAM........................         173 months
Approximate Weighted Average CAGE.......................          6 months

GROUP 4 MBS
Aggregate Unpaid Principal Balance......................        $400,000,000
MBS Pass-Through Rate...................................            6.0%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.25% to 8.50%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         350 months
Approximate Weighted Average CAGE.......................          9 months

GROUP 5 MBS
Aggregate Unpaid Principal Balance......................        $500,000,000
MBS Pass-Through Rate...................................            6.5%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.75% to 9.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         354 months
Approximate Weighted Average CAGE.......................          5 months

FINAL DATA STATEMENT

     After issuing the Certificates, we will prepare a Final Data Statement containing certain information, including the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying the MBS. The Final Data Statement will also include the weighted averages of all the current or original WACs and the weighted averages of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying each of the MBS as of the Issue Date. You may obtain the Final Data Statement by telephoning us at 1-800-237-8627 or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling us at 1-800-752-6440 or 202-752-6000.

DISTRIBUTIONS OF INTEREST

     Categories of Classes

     For the purpose of interest payments, the Classes will be categorized as follows:

        INTEREST TYPE*                                CLASSES
        --------------                                -------
GROUP 1 CLASSES
Fixed Rate                       PB, PC, PD, PE, PF, PG, PH, GB, DA, DB, DC and DE
Floating Rate                    FA and FD
Inverse Floating Rate            SA and SD
Interest Only                    SA
Principal Only                   K
GROUP 2 CLASSES
Fixed Rate                       A, B, VA, VB, ZC and R
Accrual                          ZC
RCR**                            VC, C, AB, AC, AJ, AE and AI
GROUP 3 CLASSES
Fixed Rate                       KA, TB, JF, KL, TC, TD, TE, J, Z, KB and KC
Accrual                          Z
Interest Only                    JF
RCR**                            KM, JC, KD, JD and TG
GROUP 4 CLASSES
Fixed Rate                       UD, UE, UP, UQ, PN, UC and ZA
Floating Rate                    F
Inverse Floating Rate            S
Accrual                          ZA
RCR**                            UH
GROUP 5 CLASSES
Fixed Rate                       LA, LB, LC, GK, GL and GM
Floating Rate                    FL
Inverse Floating Rate            SL
RCR**                            SM and L
NO PAYMENT RESIDUAL              RL

     -------------------------
      * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.
     ** See "Description of the Certificates--Combination and
        Recombination" herein and Schedule 1 for a further description of the RCR Classes.

     General. We will pay interest on the interest-bearing Certificates at the applicable annual interest rates shown on the cover or described in this prospectus supplement. We calculate interest based on a 360-day year consisting of twelve 30-day months. We pay interest monthly (except in the case of the Accrual Classes) on each Distribution Date, beginning in the month after the Settlement Date specified in the Reference Sheet.

     Interest to be paid (or added to principal, in the case of the Accrual Classes) on each Certificate on a Distribution Date will consist of one month's interest on the outstanding balance of that Certificate immediately prior to such Distribution Date. For a description of the Accrual Classes, see "Accrual Classes."

     Interest payments on exchangeable REMIC Certificates will be applied to the corresponding RCR Certificates, on a pro rata basis, following any exchange.

     Interest Accrual Periods. Interest to be paid on each Distribution Date will accrue on the interest-bearing Certificates during the applicable one-month periods set forth below (each, an "Interest Accrual Period").

                  CLASSES                              INTEREST ACCRUAL PERIODS
                  -------                              ------------------------
All Fixed Rate Classes and the FD, SD, FL,       Calendar month preceding the month in
SL and SM Classes (collectively, the "Delay        which the Distribution Date occurs
Classes")
The FA, SA, F and S Classes                      One month period ending on the day
                                                   preceding the Distribution Date

See "Additional Risk Factors"

     We will treat the K and L Classes as Delay Classes for the sole purpose of facilitating trading.

     Accrual Classes. The ZC, Z and ZA Classes are Accrual Classes. Interest will accrue on the Accrual Classes at the applicable annual rates listed on the cover. However, we will not pay any interest on the Accrual Classes. Instead, interest accrued on each Accrual Class will be added as principal to its principal balance on each Distribution Date. We will pay principal on the Accrual Classes as described under "Distributions of Principal" below.

     Notional Classes. The Notional Classes will not have principal balances. During each Interest Accrual Period, the Notional Classes will bear interest on their notional principal balances at their applicable interest rates. The notional principal balances of the Notional Classes will be calculated as indicated under "Reference Sheet--Notional Classes."

     We use the notional principal balance of a Notional Class to determine interest payments on that Class. Although a Notional Class will not have a principal balance and will not be entitled to any principal payments, we will publish a class factor for that Class. References in this prospectus supplement to the principal balances of the Certificates generally shall refer also to the notional principal balances of the Notional Classes.

     Floating Rate and Inverse Floating Rate Classes. During each Interest Accrual Period, the Floating Rate and Inverse Floating Rate Classes will bear interest at rates determined as described under "Reference Sheet--Interest Rates."

     Changes in the specified interest rate index (the "Index") will affect the yields with respect to the related Classes. These changes may not correspond to changes in mortgage interest rates. Lower mortgage interest rates could occur while an increase in the level of the Index occurs. Similarly, higher mortgage interest rates could occur while a decrease in the level of the Index occurs.

     Our establishment of each Index value and our determination of the interest rate for each applicable Class for the related Interest Accrual Period will be final and binding in the absence of manifest error. You may obtain each such interest rate by telephoning us at 1-800-237-8627 or 202-752-6547.

CALCULATION OF LIBOR

     On each Index Determination Date, we will calculate LIBOR for the related Interest Accrual Period. We will calculate LIBOR on the basis of the "BBA Method" as described in the REMIC Prospectus under "Description of the Certificates--Indexes for Floating Rate Classes and Inverse Floating Rate Classes--LIBOR."

     If we are unable to calculate LIBOR on the initial Index Determination Date, LIBOR for the following Interest Accrual Period will be equal to 5.625% in the case of the F and S Classes and 4.9375% in the case of all other Floating Rate and Inverse Floating Rate Classes.

DISTRIBUTIONS OF PRINCIPAL

     Categories of Classes

     For the purpose of principal payments, the Classes fall into the following categories:

      PRINCIPAL TYPE*                      CLASSES
      ---------------                      -------
GROUP 1 CLASSES
PAC                           PB, PC, PD, PE, PF, PG and PH
Scheduled                     GB
Support                       FA, K, DA, DB, DC, FD, SD and DE
Notional                      SA
GROUP 2 CLASSES
Sequential Pay                A, B, VA, VB, ZC and R
Accretion Directed            VA and VB
RCR**                         VC, C, AC, AJ, AB, AE and AI
GROUP 3 CLASSES
PAC                           KA, TB, KL, TC, TD, TE, KB and KC
TAC                           J
Support                       Z
Accretion Directed            J
Notional                      JF
RCR**                         KM, JC, KD, JD and TG
GROUP 4 CLASSES
PAC                           UD, UE, UP, UQ, PN and UC
Support                       F, S and ZA
Accretion Directed            F and S
RCR**                         UH
GROUP 5 CLASSES
PAC                           LA, LB and LC
Segment (PAC)/Sequential Pay  GK, GL and GM
Support                       FL and SL
RCR**                         SM and L
NO PAYMENT RESIDUAL           RL

        -------------------------------
         * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.
        ** See "Description of the Certificates--Combination and
           Recombination" herein and Schedule 1 for a further description of the RCR Classes.

     Principal Distribution Amount

     On the Distribution Date in each month, we will pay principal on the Certificates in an aggregate amount (the "Principal Distribution Amount") equal to the sum of

     - the principal then paid on the Group 1 MBS (the "Group 1 Principal Distribution Amount"),

     - the principal then paid on the Group 2 MBS (the "Group 2 Cash Flow Distribution Amount") plus any interest then accrued and added to the principal balance of the ZC Class (the "ZC Accrual Amount," and together with the Group 2 Cash Flow Distribution Amount, the "Group 2 Principal Distribution Amount"),

     - the principal then paid on the Group 3 MBS (the "Group 3 Cash Flow Distribution Amount") plus any interest then accrued and added to the principal balance of the Z Class (the "Z Accrual Amount", and together with the Group 3 Cash Flow Distribution Amount, the "Group 3 Principal Distribution Amount"),

     - the principal then paid on the Group 4 MBS (the "Group 4 Cash Flow Distribution Amount") plus any interest then accrued and added to the principal balance of the ZA Class (the "ZA Accrual Amount," and together with the Group 4 Cash Flow Distribution Amount, the "Group 4 Principal Distribution Amount"), and

     - the principal then paid on the Group 5 MBS (the "Group 5 Principal Distribution Amount").

  Group 1 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 1 Principal Distribution Amount as principal of the Group 1 Classes in the following priority:

          (i) sequentially, to the PB, PC, PD, PE, PF, PG and PH         )    PAC
     Classes, in that order, until their principal balances are          )    CLASSES
     reduced to their Planned Balances for such Distribution Date;       )

          (ii) to the GB Class, until its principal balance is reduced   )    SCHEDULED
     to its Scheduled Balance for such Distribution Date;                )    CLASS

          (iii) (a) 35.7142363391% of the remaining amount,              )
     concurrently, to the K and FA Classes, pro rata (or                 )
     47.5000483877% and 52.4999516123%, respectively), until their       )
     principal balances are reduced to zero, and                         )
                                                                         )    SUPPORT
               (b) 64.2857636609% of such remaining amount as follows:   )    CLASSES
             first, sequentially, to the DA, DB and DC Classes, in       )
        that order, until their principal balances are reduced to        )
        zero; and                                                        )
                                                                         )
             second, concurrently, to the DE, FD and SD Classes, pro     )
        rata (or 82.7024035010%, 15.1353969366% and 2.1621995624%,       )
        respectively), until their principal balances are reduced to     )
        zero;

          (iv) to the GB Class, without regard to its Scheduled          )    SCHEDULED
     Balance and until its principal balance is reduced to zero; and     )    CLASS

          (v) sequentially, to the PB, PC, PD, PE, PF, PG and PH         )    PAC
     Classes, in that order, without regard to their Planned Balances    )    CLASSES
     and until their principal balances are reduced to zero.             )

  Group 2 Principal Distribution Amount

     ZC Accrual Amount

     On each Distribution Date, we will pay the ZC Accrual Amount as principal of the Classes specified below in the following priority:

          (i) sequentially, to the VA and VB Classes, in that order,          )   ACCRETION
     until their principal balances are reduced to zero; and                  )   DIRECTED
                                                                                  CLASSES
          (ii) thereafter to the ZC Class.                                    )   ACCRUAL
                                                                                  CLASS
     Group 2 Cash Flow Distribution Amount

     On each Distribution Date, we will pay the Group 2 Cash Flow             )   SEQUENTIAL
Distribution Amount, sequentially, as principal of the A, B, VA, VB,          )   PAY
ZC and R Classes, in that order, until their principal balances are           )   CLASSES
reduced to zero.                                                              )

  Group 3 Principal Distribution Amount

     Z Accrual Amount

     On each Distribution Date, we will pay the Z Accrual Amount as principal of the Classes specified below in the following priority:

          (i) to the J Class, until its principal balance is reduced          )   ACCRETION
     to zero; and                                                                 DIRECTED
                                                                                  CLASS
          (ii) thereafter to the Z Class.                                     )   ACCRUAL
                                                                                  CLASS
     Group 3 Cash Flow Distribution Amount

     On each Distribution Date, we will pay the Group 3 Cash Flow Distribution
Amount as principal of the Group 3 Classes in the following priority:

          (i) to the KA Class, until its principal balance is reduced         )
     to its Planned Balance for such Distribution Date;                       )
                                                                              )
          (ii) concurrently, to the KB, KL and TB Classes, pro rata           )
     (or 39.3731747020%, 31.7811318045% and 28.8456934935%,                   )
     respectively), until their principal balances are reduced to             )
     their Planned Balances for such Distribution Date;                       )
                                                                              )   PAC
          (iii) concurrently, to the KC and TC Classes, pro rata (or          )   CLASSES
     56.2500911801% and 43.7499088199%, respectively), until their            )
     principal balances are reduced to their Planned Balances for such        )
     Distribution Date;                                                       )
                                                                              )
          (iv) sequentially, to the TD and TE Classes, in that order,         )
     until their principal balances are reduced to their Planned              )
     Balances for such Distribution Date;                                     )

          (v) to the Aggregate Group I (as described below), until the        )
     Aggregate I Balance (as described below) is reduced to its               )
     Targeted Balance for such Distribution Date;                             )   TAC/SUPPORT
                                                                              )   GROUP
          (vi) to the Aggregate Group I, without regard to its                )
     Targeted Balance and until the Aggregate I Balance is reduced to         )
     zero;                                                                    )

          (vii) to the KA Class, without regard to its Planned Balance        )
     and until its principal balance is reduced to zero;                      )
                                                                              )
          (viii) concurrently, to the KB, KL and TB Classes, pro rata,        )
     without regard to their Planned Balances and until their                 )
     principal balances are reduced to zero;                                  )   PAC
                                                                              )   CLASSES
          (ix) concurrently, to the KC and TC Classes, pro rata,              )
     without regard to their Planned Balances and until their                 )
     principal balances are reduced to zero; and                              )
                                                                              )
          (x) sequentially, to the TD and TE Classes, in that order,          )
     without regard to their Planned Balances and until their                 )
     principal balances are reduced to zero.                                  )

     The "Aggregate Group I" consists of the J and Z Classes. We will apply payments of principal of the Aggregate Group I as follows:

     - when paying Aggregate Group I to its Targeted Balance, we will apply payments of principal, sequentially, to the J and Z Classes, in that order, until their principal balances are reduced to zero, and

     - when paying Aggregate Group I to zero, we will apply payments of principal, sequentially, to the Z and J Classes, in that order, until their principal balances are reduced to zero.

     The "Aggregate I Balance" for any Distribution Date is equal to
$264,584,000 minus the sum of all amounts previously applied to it as specified above.

  Group 4 Principal Distribution Amount

     ZA Accrual Amount

     On each Distribution Date, we will pay the ZA Accrual Amount as principal of the Classes specified below in the following priority:
          (i) concurrently, to the F and S Classes, pro rata (or                     )      ACCRETION
     70.5882347792% and 29.4117652208%, respectively), until their                   )      DIRECTED
     principal balances are reduced to zero; and                                     )      CLASSES

          (ii) thereafter to the ZA Class.                                           )      ACCRUAL
                                                                                            CLASS
     Group 4 Cash Flow Distribution Amount

     On each Distribution Date, we will pay the Group 4 Cash Flow Distribution
Amount as principal of the Group 4 Classes in the following priority:

          (i) to the UD Class, until its principal balance is reduced                )
     to its Planned Balance for such Distribution Date;                              )
                                                                                     )
          (ii)(a) 59.4403100407% of the remaining amount to the UE                   )
     Class, until its principal balance is reduced to its Planned                    )
     Balance for such Distribution Date; and                                         )
                                                                                     )
            (b) 40.5596899593% of such remaining amount, sequentially,               )      PAC
        to the UP and UQ Classes, in that order, until their principal               )      CLASSES
        balances are reduced to their Planned Balances for such                      )
        Distribution Date;                                                           )
                                                                                     )
          (iii) sequentially, to the PN and UC Classes, in that order,               )
     until their principal balances are reduced to their Planned                     )
     Balances for such Distribution Date;                                            )

          (iv) concurrently, to the F and S Classes, pro rata, until                 )
     their principal balances are reduced to zero;                                   )      SUPPORT
                                                                                     )      CLASSES
          (v) to the ZA Class, until its principal balance is reduced                )
     to zero; and                                                                    )

          (vi) to the UD Class, without regard to its Planned Balance                )
     and until its principal balance is reduced to zero;                             )
                                                                                     )
          (vii)(a) 59.4403100407% of the remaining amount to the UE                  )
     Class, without regard to its Planned Balance and until its                      )
     principal balance is reduced to zero, and                                       )
                                                                                     )      PAC
             (b) 40.5596899593% of such remaining amount,                            )      CLASSES
        sequentially, to the UP and UQ Classes, in that order, without               )
        regard to their Planned Balances and until their principal                   )
        balances are reduced to zero; and                                            )
                                                                                     )
          (viii) sequentially, to the PN and UC Classes, in that                     )
     order, without regard to their Planned Balances and until their                 )
     principal balances are reduced to zero.                                         )

  Group 5 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 5 Principal Distribution Amount as principal of the Group 5 Classes in the following priority:

          (i) sequentially, to the LA, LB and LC Classes, in that        )
     order, until their principal balances are reduced to their          )
     Planned Balances for such Distribution Date;                        )     PAC
                                                                         )     CLASSES
          (ii) to the Aggregate Group II (as described below), until     )     AND
     the Aggregate II Balance (as described below) is reduced to its     )     GROUP
     Planned Balance for such Distribution Date;                         )

          (iii) concurrently, to the FL and SL Classes, pro rata (or     )     SUPPORT
     81.2499992749% and 18.7500007251%, respectively), until their       )     CLASSES
     principal balances are reduced to zero;                             )

          (iv) to the Aggregate Group II, without regard to its          )
     Planned Balance and until the Aggregate II Balance is reduced to    )
     zero; and                                                           )     PAC
                                                                         )     GROUP
          (v) sequentially, to the LA, LB and LC Classes, in that        )     AND
     order, without regard to their Planned Balances and until their     )     CLASSES
     principal balances are reduced to zero.                             )

     The "Aggregate Group II" consists of the GK, GL and GM Classes. We will apply payments of principal of the Aggregate Group II as follows:

          (a) 34.2278933525% of such amount to the GL Class, until its principal balance is reduced to zero, and

          (b) 65.7721066475% of such amount, sequentially, to the GK and GM Classes, in that order, until their principal balances are reduced to zero.

     The "Aggregate II Balance" for any Distribution Date is equal to $125,767,600 minus the sum of all amounts previously applied to it as specified above.

     Principal payments on exchangeable REMIC Certificates will be applied to the corresponding RCR Certificates, on a pro rata basis, following any exchange.

STRUCTURING ASSUMPTIONS

     Pricing Assumptions. Except where otherwise noted, the information in the tables in this prospectus supplement has been prepared based on the following assumptions (collectively, the "Pricing Assumptions"):

     - the Mortgage Loans underlying the Group 1, Group 2, Group 3, Group 4 and Group 5 MBS have the original terms to maturity, remaining terms to maturity, CAGEs and interest rates specified under "Reference Sheet--Assumed Characteristics of the Mortgage Loans underlying the Group 1, Group 2, Group 3, Group 4 and Group 5 MBS";

     - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table; and

     - the settlement date for the sale of the Certificates is April 30, 1999.

     Prepayment Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used here is The Bond Market Association's standard prepayment model ("PSA"). To assume a specified rate of PSA is to assume a specified rate of prepayment each month of the then-outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Models" in the REMIC Prospectus. It is highly unlikely that prepayments will occur at any constant PSA rate or at any other constant rate.

     Structuring Ranges and Rate. The Principal Balance Schedules are found beginning on page B-1. The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the related Mortgage Loans will prepay at a constant PSA rate within the applicable Structuring Ranges or at the specified rate set forth below.

 PRINCIPAL BALANCE
SCHEDULE REFERENCES    RELATED GROUPS AND CLASSES     STRUCTURING RANGES AND RATE
-------------------    --------------------------     ---------------------------
Planned Balances     PB, PC, PD, PE, PF, PG, PH, UD,     Between 100% and 250%
                       UE, UP, UQ, PN, UC, LA, LB
                       and LC
Scheduled Balances   GB                                  Between 132% and 180%
Targeted Balances    Aggregate Group I                110%
Planned Balances     KA, KB, KL, TB, KC, TC, KM, TD,     Between 100% and 300%
                       KD, TE and TG
Planned Balances     Aggregate Group II                  Between 145% and 215%

     WE CANNOT ASSURE YOU THAT THE BALANCE OF ANY GROUP OR CLASS LISTED ABOVE WILL CONFORM ON ANY DISTRIBUTION DATE TO THE SPECIFIED BALANCE IN THE PRINCIPAL BALANCE SCHEDULES. AS A RESULT, WE CANNOT ASSURE YOU THAT PAYMENTS OF PRINCIPAL OF ANY GROUP OR CLASS LISTED ABOVE WILL BEGIN OR END ON THE DISTRIBUTION DATES SPECIFIED IN THE PRINCIPAL BALANCE SCHEDULES. We will pay any excess of principal payments over the amount needed to reduce a Group or Class to its scheduled balance on a Distribution Date. Accordingly, the ability to reduce a Group or Class to its scheduled balance will not be improved by the averaging of high and low principal payments from month to month. In addition, even if the related Mortgage Loans prepay at rates falling within the applicable Structuring Range, principal distributions may be insufficient to reduce the applicable Group or Class to its scheduled balance if such prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the related Mortgage Loans, which may include recently originated Mortgage Loans, the Groups and Classes specified above may not be reduced to their scheduled balances, even if prepayments occur at a constant rate within the applicable Structuring Ranges or at the applicable rate specified above.

     Initial Effective Ranges. The Effective Range for a Group or Class is the range of prepayment rates (measured by constant PSA rates) that would reduce such Group or Class to its scheduled balance on each Distribution Date. The Initial Effective Ranges shown in the table below are based upon the assumed characteristics of the related Mortgage Loans specified in the Pricing Assumptions.

 GROUP AND CLASSES   INITIAL EFFECTIVE RANGES
 -----------------   ------------------------
PB                   Between 100% and 363%
PC                   Between 100% and 299%
PD                   Between 100% and 279%
PE                   Between 100% and 252%
PF                   Between 100% and 250%
PG                   Between 100% and 250%
PH                   Between 76% and 250%
GB                   Between 132% and 180%
KA                   Between 100% and 329%
TB                   Between 100% and 303%
KL                   Between 100% and 303%
TC                   Between 100% and 300%
KM                   Between 100% and 300%
TD                   Between 93% and 300%
KD                   Between 93% and 300%
TE                   Between 55% and 300%
TG                   Between 93% and 300%
KB                   Between 100% and 303%
KC                   Between 100% and 300%
UD                   Between 100% and 397%
UE                   Between 100% and 259%
UP                   Between 100% and 266%
UQ                   Between 100% and 259%
PN                   Between 100% and 250%
UC                   Between 63% and 250%
LA                   Between 100% and 406%
LB                   Between 100% and 250%
LC                   Between 0% and 250%
Aggregate Group II   Between 145% and 215%

     The actual Effective Ranges at any time will be based upon the actual characteristics of the related Mortgage Loans at that time, which are likely to vary (and may vary considerably) from the Pricing Assumptions. The actual Effective Ranges calculated on the basis of the actual characteristics are likely to differ from the Initial Effective Ranges. As a result, the applicable Group and Classes might not be reduced to their scheduled balances even if prepayments were to occur at constant PSA rates within the Initial Effective Ranges. This is so particularly if such rates were at the lower or higher end of such ranges. In addition, even if prepayments occur at rates falling within the actual Effective Ranges, principal payments may be insufficient to reduce the applicable Group and Classes to their scheduled balances if such prepayments do not occur at constant PSA rates. It is highly unlikely that the related Mortgage Loans will prepay at any constant PSA rate. In general, the actual Effective Ranges may narrow, widen or shift upward or downward to reflect actual prepayment experience over time. The stability in principal payment of the PAC and Scheduled Group and Classes will be supported in part by the related TAC and Support Group and Classes. When the related TAC and Support Group and Classes are retired, the PAC and Scheduled Group and Classes, if still outstanding, may no longer have Effective Ranges and will be more sensitive to prepayments.

YIELD TABLES

     General. The tables below illustrate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the applicable Classes to various constant percentages of PSA and, where specified, to changes in the Index. We calculated the yields set forth in the tables by

     - determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present values of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes, and

     - converting such monthly rates to corporate bond equivalent rates.

These calculations do not take into account variations in the interest rates at which you could reinvest distributions on the Certificates. Accordingly, these calculations do not illustrate the return on any investment in the Certificates when such reinvestment rates are taken into account.

     We cannot assure you that

     - the pre-tax yields on the applicable Certificates will correspond to any of the pre-tax yields shown here or

     - the aggregate purchase prices of the applicable Certificates will be as assumed.

     In addition, it is unlikely that the Index will correspond to the levels shown here. Furthermore, because some of the Mortgage Loans are likely to have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal payments on the Certificates are likely to differ from those assumed. This would be the case even if all Mortgage Loans prepay at the indicated constant percentages of PSA. Moreover, it is unlikely that

     - the Mortgage Loans will prepay at a constant PSA rate until maturity,

     - all of such Mortgage Loans will prepay at the same rate or

     - the level of the Index will remain constant.

     The Inverse Floating Rate Classes. THE YIELDS ON THE INVERSE FLOATING RATE CLASSES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE OF PRINCIPAL PAYMENTS, INCLUDING PREPAYMENTS, OF THE RELATED MORTGAGE LOANS AND TO THE LEVEL OF THE INDEX. THE RELATED MORTGAGE LOANS GENERALLY CAN BE PREPAID AT ANY TIME WITHOUT PENALTY. IN ADDITION, THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS IS LIKELY TO VARY, AND MAY VARY CONSIDERABLY, FROM POOL TO POOL. AS ILLUSTRATED IN THE APPLICABLE TABLE BELOW, IT IS POSSIBLE THAT INVESTORS IN THE SA AND SM CLASSES WOULD LOSE MONEY ON THEIR INITIAL INVESTMENTS UNDER CERTAIN INDEX AND PREPAYMENT SCENARIOS.

     Changes in the Index may not correspond to changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur while the level of the Index increased.

     The information shown in the yield tables has been prepared on the basis of the Pricing Assumptions and the assumptions that

     - the interest rates for the Inverse Floating Rate Classes for the initial Interest Accrual Period are the rates listed in the table under "Reference Sheet--Interest Rates" and for each following Interest Accrual Period will be based on the specified level of the Index, and

     - the aggregate purchase prices of such Classes (expressed in each case as a percentage of original principal balance) are as follows:

                           CLASS                                PRICE*
                           -----                              ----------
SA .........................................................   5.000000%
SD .........................................................  92.500000%
S  .........................................................  95.000000%
SL .........................................................  90.000000%
SM..........................................................   3.578125%

-------------------------------
* The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

                   SENSITIVITY OF THE SA CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                               PSA PREPAYMENT ASSUMPTION
                              ------------------------------------------------------------
           LIBOR               50%      100%     132%     140%     180%      250%     500%
           -----              ------   ------   ------   ------   -------   -------   ----
2.9375%.....................   94.8%    94.8%    94.8%    91.7%     73.6%     23.2%    *
4.9375%.....................   46.1%    46.1%    46.1%    43.6%     28.2%   (34.4)%    *
6.9375%.....................  (3.3)%   (4.4)%   (5.9)%   (6.7)%   (11.8)%      *       *
7.0500%.....................    *        *        *        *         *         *       *

-------------------------
* The pre-tax yield to maturity would be less than (99.9)%.

                   SENSITIVITY OF THE SD CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                                     PSA PREPAYMENT ASSUMPTION
                                       -----------------------------------------------------
                LIBOR                   50%    100%    132%    140%    180%    250%    500%
                -----                  -----   -----   -----   -----   -----   -----   -----
2.9375%..............................  32.1%   32.1%   32.1%   32.1%   32.4%   34.5%   39.6%
4.9375%..............................  16.0%   16.0%   16.0%   16.0%   16.4%   19.0%   24.7%
6.9375%..............................   0.7%    0.8%    0.8%    0.8%    1.1%    4.3%   10.5%
7.0000%..............................   0.3%    0.3%    0.3%    0.3%    0.6%    3.8%   10.1%

                   SENSITIVITY OF THE S CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                       PSA PREPAYMENT ASSUMPTION
                 -------------------------------------
     LIBOR        50%    100%    150%    250%    500%
     -----       -----   -----   -----   -----   -----
3.625%.........  12.0%   12.1%   12.8%   14.6%   17.6%
5.625%.........   6.8%    6.9%    7.7%    9.7%   12.8%
7.625%.........   1.8%    1.9%    2.6%    4.8%    8.0%
8.150%.........   0.5%    0.6%    1.3%    3.5%    6.8%

                   SENSITIVITY OF THE SL CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                               PSA PREPAYMENT ASSUMPTION
                 -----------------------------------------------------
     LIBOR        50%    100%    145%    175%    215%    250%    500%
     -----       -----   -----   -----   -----   -----   -----   -----
2.9375%........  20.4%   20.4%   20.4%   21.2%   23.0%   24.7%   31.6%
4.9375%........  10.4%   10.4%   10.5%   11.1%   13.2%   15.1%   22.2%
6.9375%........   0.9%    0.9%    1.1%    1.4%    3.5%    5.8%   13.1%
7.0500%........   0.4%    0.4%    0.5%    0.9%    3.0%    5.3%   12.6%

                   SENSITIVITY OF THE SM CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                 -------------------------------------------------------------
     LIBOR        50%      100%     145%     175%     215%     250%     500%
     -----       ------   ------   ------   ------   -------   -----   -------
2.9375%........  133.7%   133.7%   133.7%   123.5%    107.3%   90.2%   (12.4)%
4.9375%........   64.0%    64.0%    63.9%    54.4%     35.2%   12.4%   (84.8)%
6.9375%........  (1.1)%   (1.9)%   (4.2)%   (8.3)%   (17.1)%     *        *
7.0500%........    *        *        *        *         *        *        *

-------------------------
* The pre-tax yield to maturity would be less than (99.9)%.

     The K and L Classes. The Principal Only Classes will not bear interest. As indicated in the tables below, a low rate of principal payments (including prepayments) on the related Mortgage Loans will have a negative effect on the yields to investors in the K and L Classes.

     The information shown in the following tables has been prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the K and L Classes (expressed in each case as a percentage of original principal balance) are as follows:

                           CLASS                              PRICE
                           -----                              ------
K...........................................................  61.75%
L...........................................................  74.50%

                   SENSITIVITY OF THE K CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                               PSA PREPAYMENT ASSUMPTION
                    -----------------------------------------------
      CLASS         50%    100%   132%   140%   180%  250%    500%
      -----         ----   ----   ----   ----   ----  -----  ------
K.................  1.8%   2.0%   2.4%   2.8%   8.0%  36.5%  107.7%

                   SENSITIVITY OF THE L CLASS TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                PSA PREPAYMENT ASSUMPTION
                    -------------------------------------------------
      CLASS         50%    100%   145%    175%   215%   250%    500%
      -----         ----   ----   -----   ----   ----   -----   -----
L.................  1.1%   1.2%   1.5%    2.7%   9.3%   15.5%   38.0%

     The JF, AJ, AI, JC and JD Classes. THE YIELDS TO INVESTORS IN THE JF, AJ, AI, JC AND JD CLASSES WILL BE VERY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE RELATED MORTGAGE LOANS. THE MORTGAGE LOANS GENERALLY CAN BE PREPAID AT ANY TIME WITHOUT PENALTY. ON THE BASIS OF THE ASSUMPTIONS DESCRIBED BELOW, THE YIELDS TO MATURITY ON THE JF, AJ, AI, JC AND JD CLASSES WOULD BE 0% IF PREPAYMENTS OF THE RELATED

MORTGAGE LOANS WERE TO OCCUR AT CONSTANT RATES OF 532% PSA, 343% PSA 333% PSA, 480% PSA AND 502% PSA, RESPECTIVELY. IF THE ACTUAL PREPAYMENT RATE OF THE RELATED MORTGAGE LOANS WERE TO EXCEED THE APPLICABLE LEVEL SPECIFIED WITH RESPECT TO ANY OF THE JF, AJ, AI, JC AND JD CLASSES FOR AS LITTLE AS ONE MONTH WHILE EQUALING SUCH LEVEL FOR THE REMAINING MONTHS, THE INVESTORS IN SUCH CLASS WOULD LOSE MONEY ON THEIR INITIAL INVESTMENTS.

     The information shown in the yield tables has been prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the JF, AJ, AI, JC and JD Classes (expressed in each case as a percentage of the original principal balance) are as follows:

                           CLASS                               PRICE*
                           -----                              ---------
JF .........................................................  16.000000%
AJ .........................................................  18.062500%
AI .........................................................  17.781250%
JC .........................................................  27.359375%
JD..........................................................  35.500000%

-------------------------
* The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

                   SENSITIVITY OF THE JF CLASS TO PREPAYMENTS

                                         50%    100%    110%    215%    300%   500%
                                        -----   -----   -----   -----   -----  ----
Pre-Tax Yields to Maturity............  21.4%   14.9%   14.9%   14.9%   14.9%  2.6%

                   SENSITIVITY OF THE AJ CLASS TO PREPAYMENTS

                                              50%    100%    175%    250%     500%
                                             -----   -----   -----   -----   -------
Pre-Tax Yields to Maturity.................  31.7%   27.4%   20.0%   11.6%   (21.6)%

                   SENSITIVITY OF THE AI CLASS TO PREPAYMENTS

                                              50%    100%    175%    250%     500%
                                             -----   -----   -----   -----   -------
Pre-Tax Yields to Maturity.................  32.2%   27.6%   19.8%   10.9%   (24.2)%

                   SENSITIVITY OF THE JC CLASS TO PREPAYMENTS

                                       50%    100%    110%    215%    300%    500%
                                      -----   -----   -----   -----   -----  ------
Pre-Tax Yields to Maturity..........  15.9%   12.1%   12.1%   12.1%   12.1%  (1.5)%

                   SENSITIVITY OF THE JD CLASS TO PREPAYMENTS

                                           50%    100%   110%   215%   300%   500%
                                          -----   ----   ----   ----   ----   ----
Pre-Tax Yields to Maturity..............  11.5%   9.9%   9.9%   9.9%   9.9%   0.1%

WEIGHTED AVERAGE LIVES OF THE CERTIFICATES

     The weighted average life of a Certificate is determined by

     (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date,

     (b) summing the results, and

     (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a).

     For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the related Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including

     - the timing of changes in such rate of principal payments,

     - the priority sequences of distributions of principal of the Group 1, Group 2, Group 3, Group 4 and Group 5 Classes, and

     - in the case of certain Group 1, Group 3, Group 4 and Group 5 Classes, the distribution of principal of such Classes in accordance with the Principal Balance Schedules.

     The effect of these factors may differ as to various Classes and the effects on any Class may vary at different times during the life of that Class. Accordingly, we can give no assurance as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

DECREMENT TABLES

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each date shown at various constant PSA rates and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions. However, in the case of the information set forth for each Class under 0% PSA, we assumed that the underlying Mortgage Loans have the original and remaining terms to maturity and bear interest at the annual rates specified in the table below.

MORTGAGE LOANS
  RELATING TO     ORIGINAL     REMAINING
 TRUST ASSETS       TERMS       TERMS TO    INTEREST   RELATED
SPECIFIED BELOW  TO MATURITY    MATURITY     RATES     GROUPS
---------------  -----------   ---------    --------   -------
Group 1 MBS      360 months    360 months     8.5%     Group 1
  Group 2 MBS    360 months    360 months     9.0%     Group 2
  Group 3 MBS    180 months    180 months     9.0%     Group 3
  Group 4 MBS    360 months    360 months     8.5%     Group 4
  Group 5 MBS    360 months    360 months     9.0%     Group 5

     It is unlikely

     - that all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or

     - that the underlying Mortgage Loans will prepay at any constant PSA level.

     In addition, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA rates. This is the case even if the dispersion of weighted average remaining terms to maturity and the weighted average CAGEs of the Mortgage Loans are identical to the dispersion specified in the Pricing Assumptions.

               PERCENT OF ORIGINAL PRINCIPAL BALANCES OUTSTANDING

                                           PB CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    132%    140%    180%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100     100
April 2001..........   100     100     100     100     100     100      59
April 2002..........    83       0       0       0       0       0       0
April 2003..........    63       0       0       0       0       0       0
April 2004..........    42       0       0       0       0       0       0
April 2005..........    18       0       0       0       0       0       0
April 2006..........     0       0       0       0       0       0       0
April 2007..........     0       0       0       0       0       0       0
April 2008..........     0       0       0       0       0       0       0
April 2009..........     0       0       0       0       0       0       0
April 2010..........     0       0       0       0       0       0       0
April 2011..........     0       0       0       0       0       0       0
April 2012..........     0       0       0       0       0       0       0
April 2013..........     0       0       0       0       0       0       0
April 2014..........     0       0       0       0       0       0       0
April 2015..........     0       0       0       0       0       0       0
April 2016..........     0       0       0       0       0       0       0
April 2017..........     0       0       0       0       0       0       0
April 2018..........     0       0       0       0       0       0       0
April 2019..........     0       0       0       0       0       0       0
April 2020..........     0       0       0       0       0       0       0
April 2021..........     0       0       0       0       0       0       0
April 2022..........     0       0       0       0       0       0       0
April 2023..........     0       0       0       0       0       0       0
April 2024..........     0       0       0       0       0       0       0
April 2025..........     0       0       0       0       0       0       0
April 2026..........     0       0       0       0       0       0       0
April 2027..........     0       0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   4.6     2.5     2.5     2.5     2.5     2.5     2.1

                                            PC CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100      87      87      87      87      87       0
April 2003..........    100       7       7       7       7       7       0
April 2004..........    100       0       0       0       0       0       0
April 2005..........    100       0       0       0       0       0       0
April 2006..........     95       0       0       0       0       0       0
April 2007..........     77       0       0       0       0       0       0
April 2008..........     58       0       0       0       0       0       0
April 2009..........     36       0       0       0       0       0       0
April 2010..........     13       0       0       0       0       0       0
April 2011..........      0       0       0       0       0       0       0
April 2012..........      0       0       0       0       0       0       0
April 2013..........      0       0       0       0       0       0       0
April 2014..........      0       0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....    9.3     3.5     3.5     3.5     3.5     3.5     2.4

                                            PD CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100       0
April 2003..........    100     100     100     100     100     100       0
April 2004..........    100       0       0       0       0       0       0
April 2005..........    100       0       0       0       0       0       0
April 2006..........    100       0       0       0       0       0       0
April 2007..........    100       0       0       0       0       0       0
April 2008..........    100       0       0       0       0       0       0
April 2009..........    100       0       0       0       0       0       0
April 2010..........    100       0       0       0       0       0       0
April 2011..........     78       0       0       0       0       0       0
April 2012..........     29       0       0       0       0       0       0
April 2013..........      0       0       0       0       0       0       0
April 2014..........      0       0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   12.6     4.5     4.5     4.5     4.5     4.5     2.7

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                           PE CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    132%    140%    180%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100     100
April 2001..........   100     100     100     100     100     100     100
April 2002..........   100     100     100     100     100     100      77
April 2003..........   100     100     100     100     100     100       0
April 2004..........   100      92      92      92      92      92       0
April 2005..........   100      48      48      48      48      48       0
April 2006..........   100       6       6       6       6       6       0
April 2007..........   100       0       0       0       0       0       0
April 2008..........   100       0       0       0       0       0       0
April 2009..........   100       0       0       0       0       0       0
April 2010..........   100       0       0       0       0       0       0
April 2011..........   100       0       0       0       0       0       0
April 2012..........   100       0       0       0       0       0       0
April 2013..........    91       0       0       0       0       0       0
April 2014..........    71       0       0       0       0       0       0
April 2015..........    48       0       0       0       0       0       0
April 2016..........    24       0       0       0       0       0       0
April 2017..........     0       0       0       0       0       0       0
April 2018..........     0       0       0       0       0       0       0
April 2019..........     0       0       0       0       0       0       0
April 2020..........     0       0       0       0       0       0       0
April 2021..........     0       0       0       0       0       0       0
April 2022..........     0       0       0       0       0       0       0
April 2023..........     0       0       0       0       0       0       0
April 2024..........     0       0       0       0       0       0       0
April 2025..........     0       0       0       0       0       0       0
April 2026..........     0       0       0       0       0       0       0
April 2027..........     0       0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  15.9     6.0     6.0     6.0     6.0     6.0     3.3

                                            PF CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100     100
April 2003..........    100     100     100     100     100     100      62
April 2004..........    100     100     100     100     100     100       0
April 2005..........    100     100     100     100     100     100       0
April 2006..........    100     100     100     100     100     100       0
April 2007..........    100      47      47      47      47      47       0
April 2008..........    100       0       0       0       0       0       0
April 2009..........    100       0       0       0       0       0       0
April 2010..........    100       0       0       0       0       0       0
April 2011..........    100       0       0       0       0       0       0
April 2012..........    100       0       0       0       0       0       0
April 2013..........    100       0       0       0       0       0       0
April 2014..........    100       0       0       0       0       0       0
April 2015..........    100       0       0       0       0       0       0
April 2016..........    100       0       0       0       0       0       0
April 2017..........     96       0       0       0       0       0       0
April 2018..........     51       0       0       0       0       0       0
April 2019..........      2       0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   19.0     8.0     8.0     8.0     8.0     8.0     4.1

                                            PG CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100     100
April 2003..........    100     100     100     100     100     100     100
April 2004..........    100     100     100     100     100     100      74
April 2005..........    100     100     100     100     100     100      31
April 2006..........    100     100     100     100     100     100       2
April 2007..........    100     100     100     100     100     100       0
April 2008..........    100      95      95      95      95      95       0
April 2009..........    100      68      68      68      68      68       0
April 2010..........    100      46      46      46      46      46       0
April 2011..........    100      27      27      27      27      27       0
April 2012..........    100      11      11      11      11      11       0
April 2013..........    100       0       0       0       0       0       0
April 2014..........    100       0       0       0       0       0       0
April 2015..........    100       0       0       0       0       0       0
April 2016..........    100       0       0       0       0       0       0
April 2017..........    100       0       0       0       0       0       0
April 2018..........    100       0       0       0       0       0       0
April 2019..........    100       0       0       0       0       0       0
April 2020..........     71       0       0       0       0       0       0
April 2021..........     38       0       0       0       0       0       0
April 2022..........      3       0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   21.6    11.0    11.0    11.0    11.0    11.0     5.6

                                           PH CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    132%    140%    180%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100     100
April 2001..........   100     100     100     100     100     100     100
April 2002..........   100     100     100     100     100     100     100
April 2003..........   100     100     100     100     100     100     100
April 2004..........   100     100     100     100     100     100     100
April 2005..........   100     100     100     100     100     100     100
April 2006..........   100     100     100     100     100     100     100
April 2007..........   100     100     100     100     100     100      71
April 2008..........   100     100     100     100     100     100      49
April 2009..........   100     100     100     100     100     100      33
April 2010..........   100     100     100     100     100     100      23
April 2011..........   100     100     100     100     100     100      15
April 2012..........   100     100     100     100     100     100      10
April 2013..........   100      97      97      97      97      97       7
April 2014..........   100      79      79      79      79      79       5
April 2015..........   100      64      64      64      64      64       3
April 2016..........   100      52      52      52      52      52       2
April 2017..........   100      41      41      41      41      41       1
April 2018..........   100      33      33      33      33      33       1
April 2019..........   100      26      26      26      26      26       1
April 2020..........   100      20      20      20      20      20       *
April 2021..........   100      16      16      16      16      16       *
April 2022..........   100      12      12      12      12      12       *
April 2023..........    42       9       9       9       9       9       *
April 2024..........     6       6       6       6       6       6       *
April 2025..........     4       4       4       4       4       4       *
April 2026..........     2       2       2       2       2       2       *
April 2027..........     1       1       1       1       1       1       *
April 2028..........     0       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  24.0    18.1    18.1    18.1    18.1    18.1     9.7

                                            GB CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........     97      82      78      78      78      78      78
April 2001..........     94      58      47      47      47      47       0
April 2002..........     94      56      40      40      40      40       0
April 2003..........     94      56      36      36      36      24       0
April 2004..........     94      56      32      32      32      13       0
April 2005..........     94      56      29      29      29       6       0
April 2006..........     94      56      27      27      27       2       0
April 2007..........     94      56      26      26      26       *       0
April 2008..........     94      55      25      25      25       *       0
April 2009..........     94      53      23      23      23       *       0
April 2010..........     94      50      20      20      20       *       0
April 2011..........     94      45      17      17      17       *       0
April 2012..........     94      40      15      15      15       *       0
April 2013..........     94      35      12      12      12       *       0
April 2014..........     94      29       9       9       9       *       0
April 2015..........     94      22       6       6       6       *       0
April 2016..........     94      16       4       4       4       *       0
April 2017..........     94      10       1       1       1       *       0
April 2018..........     94       3       0       0       0       *       0
April 2019..........     94       0       0       0       0       *       0
April 2020..........     94       0       0       0       0       *       0
April 2021..........     94       0       0       0       0       *       0
April 2022..........     94       0       0       0       0       *       0
April 2023..........     94       0       0       0       0       *       0
April 2024..........     84       0       0       0       0       *       0
April 2025..........     61       0       0       0       0       *       0
April 2026..........     36       0       0       0       0       *       0
April 2027..........      9       0       0       0       0       *       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   25.0     8.8     5.0     5.0     5.0     2.6     1.3

                                      FA, SA+ AND K CLASSES
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100      98      88      70       6
April 2001..........    100     100     100      95      72      31       0
April 2002..........    100     100     100      93      58       1       0
April 2003..........    100     100     100      91      48       0       0
April 2004..........    100     100     100      90      40       0       0
April 2005..........    100     100     100      89      35       0       0
April 2006..........    100     100     100      88      32       0       0
April 2007..........    100     100     100      87      30       0       0
April 2008..........    100     100     100      87      30       0       0
April 2009..........    100     100      99      86      30       0       0
April 2010..........    100     100      97      85      30       0       0
April 2011..........    100     100      95      83      30       0       0
April 2012..........    100     100      92      80      30       0       0
April 2013..........    100     100      89      77      30       0       0
April 2014..........    100     100      85      74      30       0       0
April 2015..........    100     100      81      71      30       0       0
April 2016..........    100     100      77      67      30       0       0
April 2017..........    100     100      72      64      30       0       0
April 2018..........    100     100      66      58      28       0       0
April 2019..........    100      94      58      51      24       0       0
April 2020..........    100      82      50      43      20       0       0
April 2021..........    100      71      42      37      17       0       0
April 2022..........    100      59      35      30      13       0       0
April 2023..........    100      49      28      24      11       0       0
April 2024..........    100      38      22      19       8       0       0
April 2025..........    100      28      16      13       6       0       0
April 2026..........    100      18      10       9       4       0       0
April 2027..........    100       9       5       4       2       0       0
April 2028..........     61       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   29.2    24.0    20.7    18.4     8.9     1.5     0.6

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                           DA CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    132%    140%    180%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100      89      32       0       0
April 2001..........   100     100     100      73       0       0       0
April 2002..........   100     100     100      60       0       0       0
April 2003..........   100     100     100      50       0       0       0
April 2004..........   100     100     100      42       0       0       0
April 2005..........   100     100     100      36       0       0       0
April 2006..........   100     100     100      32       0       0       0
April 2007..........   100     100     100      29       0       0       0
April 2008..........   100     100     100      28       0       0       0
April 2009..........   100     100      95      23       0       0       0
April 2010..........   100     100      85      14       0       0       0
April 2011..........   100     100      72       2       0       0       0
April 2012..........   100     100      55       0       0       0       0
April 2013..........   100     100      36       0       0       0       0
April 2014..........   100     100      14       0       0       0       0
April 2015..........   100     100       0       0       0       0       0
April 2016..........   100     100       0       0       0       0       0
April 2017..........   100     100       0       0       0       0       0
April 2018..........   100     100       0       0       0       0       0
April 2019..........   100      65       0       0       0       0       0
April 2020..........   100       0       0       0       0       0       0
April 2021..........   100       0       0       0       0       0       0
April 2022..........   100       0       0       0       0       0       0
April 2023..........   100       0       0       0       0       0       0
April 2024..........   100       0       0       0       0       0       0
April 2025..........   100       0       0       0       0       0       0
April 2026..........   100       0       0       0       0       0       0
April 2027..........   100       0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  28.5    20.3    13.1     5.3     0.8     0.4     0.2

                                            DB CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100       0       0
April 2001..........    100     100     100     100       0       0       0
April 2002..........    100     100     100     100       0       0       0
April 2003..........    100     100     100     100       0       0       0
April 2004..........    100     100     100     100       0       0       0
April 2005..........    100     100     100     100       0       0       0
April 2006..........    100     100     100     100       0       0       0
April 2007..........    100     100     100     100       0       0       0
April 2008..........    100     100     100     100       0       0       0
April 2009..........    100     100     100     100       0       0       0
April 2010..........    100     100     100     100       0       0       0
April 2011..........    100     100     100     100       0       0       0
April 2012..........    100     100     100      76       0       0       0
April 2013..........    100     100     100      44       0       0       0
April 2014..........    100     100     100      10       0       0       0
April 2015..........    100     100      84       0       0       0       0
April 2016..........    100     100      39       0       0       0       0
April 2017..........    100     100       0       0       0       0       0
April 2018..........    100     100       0       0       0       0       0
April 2019..........    100     100       0       0       0       0       0
April 2020..........    100      99       0       0       0       0       0
April 2021..........    100       0       0       0       0       0       0
April 2022..........    100       0       0       0       0       0       0
April 2023..........    100       0       0       0       0       0       0
April 2024..........    100       0       0       0       0       0       0
April 2025..........    100       0       0       0       0       0       0
April 2026..........    100       0       0       0       0       0       0
April 2027..........    100       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   28.7    21.4    16.8    13.8     1.6     0.8     0.3

                                            DC CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    132%    140%    180%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100      73       0
April 2001..........    100     100     100     100      86       0       0
April 2002..........    100     100     100     100       0       0       0
April 2003..........    100     100     100     100       0       0       0
April 2004..........    100     100     100     100       0       0       0
April 2005..........    100     100     100     100       0       0       0
April 2006..........    100     100     100     100       0       0       0
April 2007..........    100     100     100     100       0       0       0
April 2008..........    100     100     100     100       0       0       0
April 2009..........    100     100     100     100       0       0       0
April 2010..........    100     100     100     100       0       0       0
April 2011..........    100     100     100     100       0       0       0
April 2012..........    100     100     100     100       0       0       0
April 2013..........    100     100     100     100       0       0       0
April 2014..........    100     100     100     100       0       0       0
April 2015..........    100     100     100      78       0       0       0
April 2016..........    100     100     100      46       0       0       0
April 2017..........    100     100      94      14       0       0       0
April 2018..........    100     100      35       0       0       0       0
April 2019..........    100     100       0       0       0       0       0
April 2020..........    100     100       0       0       0       0       0
April 2021..........    100      78       0       0       0       0       0
April 2022..........    100       0       0       0       0       0       0
April 2023..........    100       0       0       0       0       0       0
April 2024..........    100       0       0       0       0       0       0
April 2025..........    100       0       0       0       0       0       0
April 2026..........    100       0       0       0       0       0       0
April 2027..........    100       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   28.9    22.3    18.8    16.9     2.3     1.1     0.4

                                     FD, SD AND DE CLASSES
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    132%    140%    180%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100      10
April 2001..........   100     100     100     100     100      50       0
April 2002..........   100     100     100     100      93       1       0
April 2003..........   100     100     100     100      77       0       0
April 2004..........   100     100     100     100      65       0       0
April 2005..........   100     100     100     100      57       0       0
April 2006..........   100     100     100     100      51       0       0
April 2007..........   100     100     100     100      49       0       0
April 2008..........   100     100     100     100      48       0       0
April 2009..........   100     100     100     100      48       0       0
April 2010..........   100     100     100     100      48       0       0
April 2011..........   100     100     100     100      48       0       0
April 2012..........   100     100     100     100      48       0       0
April 2013..........   100     100     100     100      48       0       0
April 2014..........   100     100     100     100      48       0       0
April 2015..........   100     100     100     100      48       0       0
April 2016..........   100     100     100     100      48       0       0
April 2017..........   100     100     100     100      48       0       0
April 2018..........   100     100     100      93      45       0       0
April 2019..........   100     100      93      81      38       0       0
April 2020..........   100     100      80      70      32       0       0
April 2021..........   100     100      68      59      27       0       0
April 2022..........   100      96      56      48      22       0       0
April 2023..........   100      78      45      39      17       0       0
April 2024..........   100      61      35      30      13       0       0
April 2025..........   100      45      25      21       9       0       0
April 2026..........   100      29      16      14       6       0       0
April 2027..........   100      14       8       7       3       0       0
April 2028..........    98       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  29.5    25.8    23.8    23.2    13.4     2.1     0.8

                              A, AE AND AI+ CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........     99      93      89      85      71
April 2001..........     98      85      76      67      41
April 2002..........     97      77      64      52      21
April 2003..........     96      69      53      40       7
April 2004..........     95      62      44      29       0
April 2005..........     94      56      36      20       0
April 2006..........     92      49      28      13       0
April 2007..........     90      43      22       6       0
April 2008..........     89      38      16       1       0
April 2009..........     87      33      11       0       0
April 2010..........     85      28       6       0       0
April 2011..........     82      23       2       0       0
April 2012..........     80      19       0       0       0
April 2013..........     77      15       0       0       0
April 2014..........     74      11       0       0       0
April 2015..........     71       7       0       0       0
April 2016..........     67       4       0       0       0
April 2017..........     63       *       0       0       0
April 2018..........     59       0       0       0       0
April 2019..........     54       0       0       0       0
April 2020..........     49       0       0       0       0
April 2021..........     44       0       0       0       0
April 2022..........     37       0       0       0       0
April 2023..........     31       0       0       0       0
April 2024..........     23       0       0       0       0
April 2025..........     15       0       0       0       0
April 2026..........      7       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   19.1     7.6     5.0     3.7     1.9

                                     B CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100     100     100     100     100
April 2003..........    100     100     100     100     100
April 2004..........    100     100     100     100       0
April 2005..........    100     100     100     100       0
April 2006..........    100     100     100     100       0
April 2007..........    100     100     100     100       0
April 2008..........    100     100     100     100       0
April 2009..........    100     100     100       0       0
April 2010..........    100     100     100       0       0
April 2011..........    100     100     100       0       0
April 2012..........    100     100      45       0       0
April 2013..........    100     100       0       0       0
April 2014..........    100     100       0       0       0
April 2015..........    100     100       0       0       0
April 2016..........    100     100       0       0       0
April 2017..........    100     100       0       0       0
April 2018..........    100       6       0       0       0
April 2019..........    100       0       0       0       0
April 2020..........    100       0       0       0       0
April 2021..........    100       0       0       0       0
April 2022..........    100       0       0       0       0
April 2023..........    100       0       0       0       0
April 2024..........    100       0       0       0       0
April 2025..........    100       0       0       0       0
April 2026..........    100       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   27.9    18.6    13.0     9.6     4.8

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                   VA CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    175%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
April 2000..........    81      81      81      81      81
April 2001..........    61      61      61      61      61
April 2002..........    40      40      40      40      40
April 2003..........    17      17      17      17      17
April 2004..........     0       0       0       0       0
April 2005..........     0       0       0       0       0
April 2006..........     0       0       0       0       0
April 2007..........     0       0       0       0       0
April 2008..........     0       0       0       0       0
April 2009..........     0       0       0       0       0
April 2010..........     0       0       0       0       0
April 2011..........     0       0       0       0       0
April 2012..........     0       0       0       0       0
April 2013..........     0       0       0       0       0
April 2014..........     0       0       0       0       0
April 2015..........     0       0       0       0       0
April 2016..........     0       0       0       0       0
April 2017..........     0       0       0       0       0
April 2018..........     0       0       0       0       0
April 2019..........     0       0       0       0       0
April 2020..........     0       0       0       0       0
April 2021..........     0       0       0       0       0
April 2022..........     0       0       0       0       0
April 2023..........     0       0       0       0       0
April 2024..........     0       0       0       0       0
April 2025..........     0       0       0       0       0
April 2026..........     0       0       0       0       0
April 2027..........     0       0       0       0       0
April 2028..........     0       0       0       0       0
April 2029..........     0       0       0       0       0
Weighted Average
 Life (years)**.....   2.5     2.5     2.5     2.5     2.5

                                    VB CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100     100     100     100     100
April 2003..........    100     100     100     100     100
April 2004..........     98      98      98      98      94
April 2005..........     91      91      91      91      23
April 2006..........     83      83      83      83       0
April 2007..........     75      75      75      75       0
April 2008..........     66      66      66      66       0
April 2009..........     56      56      56      52       0
April 2010..........     46      46      46       7       0
April 2011..........     36      36      36       0       0
April 2012..........     24      24      24       0       0
April 2013..........     12      12       0       0       0
April 2014..........      0       0       0       0       0
April 2015..........      0       0       0       0       0
April 2016..........      0       0       0       0       0
April 2017..........      0       0       0       0       0
April 2018..........      0       0       0       0       0
April 2019..........      0       0       0       0       0
April 2020..........      0       0       0       0       0
April 2021..........      0       0       0       0       0
April 2022..........      0       0       0       0       0
April 2023..........      0       0       0       0       0
April 2024..........      0       0       0       0       0
April 2025..........      0       0       0       0       0
April 2026..........      0       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   10.4    10.4    10.3     9.2     5.6

                                    ZC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    107     107     107     107     107
April 2001..........    114     114     114     114     114
April 2002..........    121     121     121     121     121
April 2003..........    130     130     130     130     130
April 2004..........    138     138     138     138     138
April 2005..........    148     148     148     148     148
April 2006..........    157     157     157     157     121
April 2007..........    168     168     168     168      82
April 2008..........    179     179     179     179      56
April 2009..........    191     191     191     191      37
April 2010..........    204     204     204     204      25
April 2011..........    218     218     218     175      16
April 2012..........    232     232     232     144      10
April 2013..........    248     248     240     117       6
April 2014..........    263     263     206      95       3
April 2015..........    263     263     176      77       2
April 2016..........    263     263     149      62       *
April 2017..........    263     263     125      49       0
April 2018..........    263     263     105      38       0
April 2019..........    263     230      86      30       0
April 2020..........    263     197      70      23       0
April 2021..........    263     166      56      17       0
April 2022..........    263     137      43      12       0
April 2023..........    263     109      32       8       0
April 2024..........    263      82      23       5       0
April 2025..........    263      57      15       2       0
April 2026..........    263      33       7       *       0
April 2027..........    261      10       1       0       0
April 2028..........    135       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   29.0    23.4    19.0    15.7     8.9

                                     R CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100     100     100     100     100
April 2003..........    100     100     100     100     100
April 2004..........    100     100     100     100     100
April 2005..........    100     100     100     100     100
April 2006..........    100     100     100     100     100
April 2007..........    100     100     100     100     100
April 2008..........    100     100     100     100     100
April 2009..........    100     100     100     100     100
April 2010..........    100     100     100     100     100
April 2011..........    100     100     100     100     100
April 2012..........    100     100     100     100     100
April 2013..........    100     100     100     100     100
April 2014..........    100     100     100     100     100
April 2015..........    100     100     100     100     100
April 2016..........    100     100     100     100     100
April 2017..........    100     100     100     100      77
April 2018..........    100     100     100     100      50
April 2019..........    100     100     100     100      33
April 2020..........    100     100     100     100      21
April 2021..........    100     100     100     100      13
April 2022..........    100     100     100     100       8
April 2023..........    100     100     100     100       5
April 2024..........    100     100     100     100       3
April 2025..........    100     100     100     100       1
April 2026..........    100     100     100     100       1
April 2027..........    100     100     100      36       *
April 2028..........    100       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   30.0    28.6    28.4    27.8    19.7

                                       KA CLASS
                     ---------------------------------------------
                                    PSA PREPAYMENT
                                      ASSUMPTION
                     ---------------------------------------------
        DATE          0%     100%    110%    215%    300%    500%
        ----          --     ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100
April 2001..........    87      67      67      67      67      67
April 2002..........    70      30      30      30      30       0
April 2003..........    53       0       0       0       0       0
April 2004..........    34       0       0       0       0       0
April 2005..........    13       0       0       0       0       0
April 2006..........     0       0       0       0       0       0
April 2007..........     0       0       0       0       0       0
April 2008..........     0       0       0       0       0       0
April 2009..........     0       0       0       0       0       0
April 2010..........     0       0       0       0       0       0
April 2011..........     0       0       0       0       0       0
April 2012..........     0       0       0       0       0       0
April 2013..........     0       0       0       0       0       0
April 2014..........     0       0       0       0       0       0
April 2015..........     0       0       0       0       0       0
April 2016..........     0       0       0       0       0       0
April 2017..........     0       0       0       0       0       0
April 2018..........     0       0       0       0       0       0
April 2019..........     0       0       0       0       0       0
April 2020..........     0       0       0       0       0       0
April 2021..........     0       0       0       0       0       0
April 2022..........     0       0       0       0       0       0
April 2023..........     0       0       0       0       0       0
April 2024..........     0       0       0       0       0       0
April 2025..........     0       0       0       0       0       0
April 2026..........     0       0       0       0       0       0
April 2027..........     0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0
Weighted Average
 Life (years)**.....   4.1     2.5     2.5     2.5     2.5     2.2

                                  TB, KL AND KB CLASSES
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    110%    215%    300%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100
April 2002..........    100     100     100     100     100      78
April 2003..........    100      87      87      87      87       0
April 2004..........    100       8       8       8       8       0
April 2005..........    100       0       0       0       0       0
April 2006..........     76       0       0       0       0       0
April 2007..........     17       0       0       0       0       0
April 2008..........      0       0       0       0       0       0
April 2009..........      0       0       0       0       0       0
April 2010..........      0       0       0       0       0       0
April 2011..........      0       0       0       0       0       0
April 2012..........      0       0       0       0       0       0
April 2013..........      0       0       0       0       0       0
April 2014..........      0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....    7.5     4.5     4.5     4.5     4.5     3.2

                                        JF+ CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    110%    215%    300%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100
April 2001..........     91      77      77      77      77      77
April 2002..........     80      52      52      52      52      27
April 2003..........     68      29      29      29      29       8
April 2004..........     54      15      15      15      15       0
April 2005..........     40       6       6       6       6       0
April 2006..........     27       0       0       0       0       0
April 2007..........     16       0       0       0       0       0
April 2008..........      8       0       0       0       0       0
April 2009..........      *       0       0       0       0       0
April 2010..........      0       0       0       0       0       0
April 2011..........      0       0       0       0       0       0
April 2012..........      0       0       0       0       0       0
April 2013..........      0       0       0       0       0       0
April 2014..........      0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....    5.4     3.3     3.3     3.3     3.3     2.6

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                              TC, KC, KM AND JC+ CLASSES
                     ---------------------------------------------
                                    PSA PREPAYMENT
                                      ASSUMPTION
                     ---------------------------------------------
        DATE          0%     100%    110%    215%    300%    500%
        ----          --     ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100
April 2001..........   100     100     100     100     100     100
April 2002..........   100     100     100     100     100     100
April 2003..........   100     100     100     100     100      57
April 2004..........   100     100     100     100     100       0
April 2005..........   100      46      46      46      46       0
April 2006..........   100       0       0       0       0       0
April 2007..........   100       0       0       0       0       0
April 2008..........    61       0       0       0       0       0
April 2009..........     3       0       0       0       0       0
April 2010..........     0       0       0       0       0       0
April 2011..........     0       0       0       0       0       0
April 2012..........     0       0       0       0       0       0
April 2013..........     0       0       0       0       0       0
April 2014..........     0       0       0       0       0       0
April 2015..........     0       0       0       0       0       0
April 2016..........     0       0       0       0       0       0
April 2017..........     0       0       0       0       0       0
April 2018..........     0       0       0       0       0       0
April 2019..........     0       0       0       0       0       0
April 2020..........     0       0       0       0       0       0
April 2021..........     0       0       0       0       0       0
April 2022..........     0       0       0       0       0       0
April 2023..........     0       0       0       0       0       0
April 2024..........     0       0       0       0       0       0
April 2025..........     0       0       0       0       0       0
April 2026..........     0       0       0       0       0       0
April 2027..........     0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0
Weighted Average
 Life (years)**.....   9.2     6.0     6.0     6.0     6.0     4.1

                                 TD, KD AND JD+ CLASSES
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    110%    215%    300%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100
April 2003..........    100     100     100     100     100     100
April 2004..........    100     100     100     100     100      82
April 2005..........    100     100     100     100     100      21
April 2006..........    100      96      96      96      96       0
April 2007..........    100      46      46      46      46       0
April 2008..........    100       7       7       7       7       0
April 2009..........    100       0       0       0       0       0
April 2010..........     23       0       0       0       0       0
April 2011..........      0       0       0       0       0       0
April 2012..........      0       0       0       0       0       0
April 2013..........      0       0       0       0       0       0
April 2014..........      0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   10.7     8.0     8.0     8.0     8.0     5.5

                                        TE CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    110%    215%    300%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100
April 2003..........    100     100     100     100     100     100
April 2004..........    100     100     100     100     100     100
April 2005..........    100     100     100     100     100     100
April 2006..........    100     100     100     100     100      78
April 2007..........    100     100     100     100     100      49
April 2008..........    100     100     100     100     100      30
April 2009..........    100      74      74      74      74      18
April 2010..........    100      48      48      48      48      10
April 2011..........     29      29      29      29      29       5
April 2012..........     14      14      14      14      14       2
April 2013..........      3       3       3       3       3       *
April 2014..........      0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   12.1    11.2    11.2    11.2    11.2     8.5

                                        J CLASS
                     ---------------------------------------------
                                    PSA PREPAYMENT
                                      ASSUMPTION
                     ---------------------------------------------
        DATE          0%     100%    110%    215%    300%    500%
        ----          --     ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100
April 2000..........    90      80      79      73      67      52
April 2001..........    89      78      76      57      41       4
April 2002..........    89      78      74      44      20       0
April 2003..........    89      77      73      35       7       0
April 2004..........    88      77      72      30       1       0
April 2005..........    88      77      72      28       *       0
April 2006..........    88      74      68      26       *       0
April 2007..........    88      67      62      23       *       0
April 2008..........    88      59      54      19       *       0
April 2009..........    88      49      45      15       *       0
April 2010..........    87      38      35      12       *       0
April 2011..........    87      26      24       8       *       0
April 2012..........    61      14      12       5       *       0
April 2013..........    31       1       1       1       *       0
April 2014..........     0       0       0       0       0       0
April 2015..........     0       0       0       0       0       0
April 2016..........     0       0       0       0       0       0
April 2017..........     0       0       0       0       0       0
April 2018..........     0       0       0       0       0       0
April 2019..........     0       0       0       0       0       0
April 2020..........     0       0       0       0       0       0
April 2021..........     0       0       0       0       0       0
April 2022..........     0       0       0       0       0       0
April 2023..........     0       0       0       0       0       0
April 2024..........     0       0       0       0       0       0
April 2025..........     0       0       0       0       0       0
April 2026..........     0       0       0       0       0       0
April 2027..........     0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0
Weighted Average
 Life (years)**.....  12.0     8.5     8.0     4.3     1.9     1.1

                                         Z CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    110%    215%    300%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
April 2000..........    107     107     107       0       0       0
April 2001..........    114     114     114       0       0       0
April 2002..........    121     121     121       0       0       0
April 2003..........    130     130     130       0       0       0
April 2004..........    138     138     138       0       0       0
April 2005..........    148     148     148       0       0       0
April 2006..........    157     157     157       0       0       0
April 2007..........    168     168     168       0       0       0
April 2008..........    179     179     179       0       0       0
April 2009..........    191     191     191       0       0       0
April 2010..........    204     204     204       0       0       0
April 2011..........    218     218     218       0       0       0
April 2012..........    232     232     232       0       0       0
April 2013..........    248     248     248       0       0       0
April 2014..........      0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   15.0    14.3    14.3     0.2     0.1     0.1

                                        TG CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    110%    215%    300%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100
April 2003..........    100     100     100     100     100     100
April 2004..........    100     100     100     100     100      91
April 2005..........    100     100     100     100     100      58
April 2006..........    100      98      98      98      98      37
April 2007..........    100      72      72      72      72      23
April 2008..........    100      51      51      51      51      14
April 2009..........    100      35      35      35      35       8
April 2010..........     60      23      23      23      23       5
April 2011..........     14      14      14      14      14       2
April 2012..........      7       7       7       7       7       1
April 2013..........      1       1       1       1       1       *
April 2014..........      0       0       0       0       0       0
April 2015..........      0       0       0       0       0       0
April 2016..........      0       0       0       0       0       0
April 2017..........      0       0       0       0       0       0
April 2018..........      0       0       0       0       0       0
April 2019..........      0       0       0       0       0       0
April 2020..........      0       0       0       0       0       0
April 2021..........      0       0       0       0       0       0
April 2022..........      0       0       0       0       0       0
April 2023..........      0       0       0       0       0       0
April 2024..........      0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   11.3     9.5     9.5     9.5     9.5     6.9

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                   UD CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    150%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
April 2000..........   100     100     100     100     100
April 2001..........    92      42      42      42      42
April 2002..........    84       0       0       0       0
April 2003..........    75       0       0       0       0
April 2004..........    65       0       0       0       0
April 2005..........    55       0       0       0       0
April 2006..........    43       0       0       0       0
April 2007..........    30       0       0       0       0
April 2008..........    17       0       0       0       0
April 2009..........     2       0       0       0       0
April 2010..........     0       0       0       0       0
April 2011..........     0       0       0       0       0
April 2012..........     0       0       0       0       0
April 2013..........     0       0       0       0       0
April 2014..........     0       0       0       0       0
April 2015..........     0       0       0       0       0
April 2016..........     0       0       0       0       0
April 2017..........     0       0       0       0       0
April 2018..........     0       0       0       0       0
April 2019..........     0       0       0       0       0
April 2020..........     0       0       0       0       0
April 2021..........     0       0       0       0       0
April 2022..........     0       0       0       0       0
April 2023..........     0       0       0       0       0
April 2024..........     0       0       0       0       0
April 2025..........     0       0       0       0       0
April 2026..........     0       0       0       0       0
April 2027..........     0       0       0       0       0
April 2028..........     0       0       0       0       0
April 2029..........     0       0       0       0       0
Weighted Average
 Life (years)**.....   6.2     1.9     1.9     1.9     1.8

                                    UE CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    150%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100      91      91      91      34
April 2003..........    100      62      62      62       0
April 2004..........    100      34      34      34       0
April 2005..........    100       8       8       8       0
April 2006..........    100       0       0       0       0
April 2007..........    100       0       0       0       0
April 2008..........    100       0       0       0       0
April 2009..........    100       0       0       0       0
April 2010..........     93       0       0       0       0
April 2011..........     83       0       0       0       0
April 2012..........     73       0       0       0       0
April 2013..........     63       0       0       0       0
April 2014..........     51       0       0       0       0
April 2015..........     38       0       0       0       0
April 2016..........     24       0       0       0       0
April 2017..........      9       0       0       0       0
April 2018..........      0       0       0       0       0
April 2019..........      0       0       0       0       0
April 2020..........      0       0       0       0       0
April 2021..........      0       0       0       0       0
April 2022..........      0       0       0       0       0
April 2023..........      0       0       0       0       0
April 2024..........      0       0       0       0       0
April 2025..........      0       0       0       0       0
April 2026..........      0       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   14.9     4.5     4.5     4.5     2.8

                                    UP CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    150%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100      89      89      89      25
April 2003..........    100      56      56      56       0
April 2004..........    100      25      25      25       0
April 2005..........    100       0       0       0       0
April 2006..........    100       0       0       0       0
April 2007..........    100       0       0       0       0
April 2008..........    100       0       0       0       0
April 2009..........    100       0       0       0       0
April 2010..........     91       0       0       0       0
April 2011..........     81       0       0       0       0
April 2012..........     70       0       0       0       0
April 2013..........     57       0       0       0       0
April 2014..........     44       0       0       0       0
April 2015..........     29       0       0       0       0
April 2016..........     13       0       0       0       0
April 2017..........      0       0       0       0       0
April 2018..........      0       0       0       0       0
April 2019..........      0       0       0       0       0
April 2020..........      0       0       0       0       0
April 2021..........      0       0       0       0       0
April 2022..........      0       0       0       0       0
April 2023..........      0       0       0       0       0
April 2024..........      0       0       0       0       0
April 2025..........      0       0       0       0       0
April 2026..........      0       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   14.4     4.2     4.2     4.2     2.8

                                    UQ CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    150%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100     100     100     100     100
April 2003..........    100     100     100     100       0
April 2004..........    100     100     100     100       0
April 2005..........    100      67      67      67       0
April 2006..........    100       0       0       0       0
April 2007..........    100       0       0       0       0
April 2008..........    100       0       0       0       0
April 2009..........    100       0       0       0       0
April 2010..........    100       0       0       0       0
April 2011..........    100       0       0       0       0
April 2012..........    100       0       0       0       0
April 2013..........    100       0       0       0       0
April 2014..........    100       0       0       0       0
April 2015..........    100       0       0       0       0
April 2016..........    100       0       0       0       0
April 2017..........     71       0       0       0       0
April 2018..........      0       0       0       0       0
April 2019..........      0       0       0       0       0
April 2020..........      0       0       0       0       0
April 2021..........      0       0       0       0       0
April 2022..........      0       0       0       0       0
April 2023..........      0       0       0       0       0
April 2024..........      0       0       0       0       0
April 2025..........      0       0       0       0       0
April 2026..........      0       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   18.2     6.1     6.1     6.1     3.4

                                   PN CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    150%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
April 2000..........   100     100     100     100     100
April 2001..........   100     100     100     100     100
April 2002..........   100     100     100     100     100
April 2003..........   100     100     100     100      81
April 2004..........   100     100     100     100      51
April 2005..........   100     100     100     100      30
April 2006..........   100      89      89      89      16
April 2007..........   100      73      73      73       6
April 2008..........   100      58      58      58       0
April 2009..........   100      45      45      45       0
April 2010..........   100      35      35      35       0
April 2011..........   100      26      26      26       0
April 2012..........   100      19      19      19       0
April 2013..........   100      12      12      12       0
April 2014..........   100       7       7       7       0
April 2015..........   100       3       3       3       0
April 2016..........   100       0       0       0       0
April 2017..........   100       0       0       0       0
April 2018..........    95       0       0       0       0
April 2019..........    82       0       0       0       0
April 2020..........    68       0       0       0       0
April 2021..........    53       0       0       0       0
April 2022..........    37       0       0       0       0
April 2023..........    20       0       0       0       0
April 2024..........     *       0       0       0       0
April 2025..........     0       0       0       0       0
April 2026..........     0       0       0       0       0
April 2027..........     0       0       0       0       0
April 2028..........     0       0       0       0       0
April 2029..........     0       0       0       0       0
Weighted Average
 Life (years)**.....  22.1    10.2    10.2    10.2     5.4

                                    UC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    150%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    100     100     100     100     100
April 2001..........    100     100     100     100     100
April 2002..........    100     100     100     100     100
April 2003..........    100     100     100     100     100
April 2004..........    100     100     100     100     100
April 2005..........    100     100     100     100     100
April 2006..........    100     100     100     100     100
April 2007..........    100     100     100     100     100
April 2008..........    100     100     100     100      93
April 2009..........    100     100     100     100      64
April 2010..........    100     100     100     100      43
April 2011..........    100     100     100     100      29
April 2012..........    100     100     100     100      20
April 2013..........    100     100     100     100      13
April 2014..........    100     100     100     100       9
April 2015..........    100     100     100     100       6
April 2016..........    100      95      95      95       4
April 2017..........    100      77      77      77       3
April 2018..........    100      61      61      61       2
April 2019..........    100      48      48      48       1
April 2020..........    100      38      38      38       1
April 2021..........    100      29      29      29       *
April 2022..........    100      22      22      22       *
April 2023..........    100      16      16      16       *
April 2024..........    100      11      11      11       *
April 2025..........      8       8       8       8       *
April 2026..........      5       5       5       5       *
April 2027..........      2       2       2       2       *
April 2028..........      *       *       *       *       *
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   25.6    20.6    20.6    20.6    11.4

                               F, S AND UH CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    150%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........     95      82      76      65      36
April 2001..........     93      80      65      36       0
April 2002..........     91      78      54      10       0
April 2003..........     89      76      45       0       0
April 2004..........     87      74      37       0       0
April 2005..........     84      71      30       0       0
April 2006..........     82      68      24       0       0
April 2007..........     79      66      19       0       0
April 2008..........     76      62      15       0       0
April 2009..........     73      57       9       0       0
April 2010..........     69      51       3       0       0
April 2011..........     66      43       0       0       0
April 2012..........     62      34       0       0       0
April 2013..........     58      24       0       0       0
April 2014..........     54      14       0       0       0
April 2015..........     49       3       0       0       0
April 2016..........     44       0       0       0       0
April 2017..........     39       0       0       0       0
April 2018..........     34       0       0       0       0
April 2019..........     28       0       0       0       0
April 2020..........     22       0       0       0       0
April 2021..........     15       0       0       0       0
April 2022..........      9       0       0       0       0
April 2023..........      1       0       0       0       0
April 2024..........      0       0       0       0       0
April 2025..........      0       0       0       0       0
April 2026..........      0       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   14.5     9.4     4.3     1.6     0.8

                                    ZA CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    150%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........    106     106     106     106     106
April 2001..........    113     113     113     113       5
April 2002..........    120     120     120     120       0
April 2003..........    127     127     127      94       0
April 2004..........    135     135     135      52       0
April 2005..........    143     143     143      24       0
April 2006..........    152     152     152       8       0
April 2007..........    161     161     161       1       0
April 2008..........    171     171     171       *       0
April 2009..........    182     182     182       *       0
April 2010..........    193     193     193       *       0
April 2011..........    205     205     191       *       0
April 2012..........    218     218     177       *       0
April 2013..........    231     231     163       *       0
April 2014..........    245     245     149       *       0
April 2015..........    261     261     135       *       0
April 2016..........    277     247     121       *       0
April 2017..........    294     224     107       *       0
April 2018..........    312     202      94       *       0
April 2019..........    331     179      82       *       0
April 2020..........    351     157      70       *       0
April 2021..........    373     136      59       *       0
April 2022..........    396     114      48       *       0
April 2023..........    421      94      39       *       0
April 2024..........    425      74      30       *       0
April 2025..........    402      55      22       *       0
April 2026..........    314      37      14       *       0
April 2027..........    219      20       7       *       0
April 2028..........    115       3       1       *       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.0    22.4    19.2     5.0     1.8

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                           LA CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    145%    175%    215%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100     100     100     100     100
April 2001..........   100     100     100     100     100     100     100
April 2002..........    85       0       0       0       0       0       0
April 2003..........    67       0       0       0       0       0       0
April 2004..........    47       0       0       0       0       0       0
April 2005..........    26       0       0       0       0       0       0
April 2006..........     2       0       0       0       0       0       0
April 2007..........     0       0       0       0       0       0       0
April 2008..........     0       0       0       0       0       0       0
April 2009..........     0       0       0       0       0       0       0
April 2010..........     0       0       0       0       0       0       0
April 2011..........     0       0       0       0       0       0       0
April 2012..........     0       0       0       0       0       0       0
April 2013..........     0       0       0       0       0       0       0
April 2014..........     0       0       0       0       0       0       0
April 2015..........     0       0       0       0       0       0       0
April 2016..........     0       0       0       0       0       0       0
April 2017..........     0       0       0       0       0       0       0
April 2018..........     0       0       0       0       0       0       0
April 2019..........     0       0       0       0       0       0       0
April 2020..........     0       0       0       0       0       0       0
April 2021..........     0       0       0       0       0       0       0
April 2022..........     0       0       0       0       0       0       0
April 2023..........     0       0       0       0       0       0       0
April 2024..........     0       0       0       0       0       0       0
April 2025..........     0       0       0       0       0       0       0
April 2026..........     0       0       0       0       0       0       0
April 2027..........     0       0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   4.8     2.5     2.5     2.5     2.5     2.5     2.3

                                            LB CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    145%    175%    215%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100      98      98      98      98      98      81
April 2003..........    100      87      87      87      87      87      56
April 2004..........    100      77      77      77      77      77      38
April 2005..........    100      67      67      67      67      67      26
April 2006..........    100      58      58      58      58      58      17
April 2007..........     98      49      49      49      49      49      12
April 2008..........     95      41      41      41      41      41       8
April 2009..........     93      34      34      34      34      34       5
April 2010..........     90      28      28      28      28      28       3
April 2011..........     86      23      23      23      23      23       2
April 2012..........     83      19      19      19      19      19       1
April 2013..........     79      15      15      15      15      15       *
April 2014..........     74      12      12      12      12      12       0
April 2015..........     70      10      10      10      10      10       0
April 2016..........     64       8       8       8       8       8       0
April 2017..........     59       6       6       6       6       6       0
April 2018..........     53       4       4       4       4       4       0
April 2019..........     46       3       3       3       3       3       0
April 2020..........     38       2       2       2       2       2       0
April 2021..........     30       2       2       2       2       2       0
April 2022..........     22       1       1       1       1       1       0
April 2023..........     12       *       *       *       *       *       0
April 2024..........      1       0       0       0       0       0       0
April 2025..........      0       0       0       0       0       0       0
April 2026..........      0       0       0       0       0       0       0
April 2027..........      0       0       0       0       0       0       0
April 2028..........      0       0       0       0       0       0       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   18.5     8.9     8.9     8.9     8.9     8.9     5.0

                                            LC CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    145%    175%    215%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100     100
April 2003..........    100     100     100     100     100     100     100
April 2004..........    100     100     100     100     100     100     100
April 2005..........    100     100     100     100     100     100     100
April 2006..........    100     100     100     100     100     100     100
April 2007..........    100     100     100     100     100     100     100
April 2008..........    100     100     100     100     100     100     100
April 2009..........    100     100     100     100     100     100     100
April 2010..........    100     100     100     100     100     100     100
April 2011..........    100     100     100     100     100     100     100
April 2012..........    100     100     100     100     100     100     100
April 2013..........    100     100     100     100     100     100     100
April 2014..........    100     100     100     100     100     100      75
April 2015..........    100     100     100     100     100     100      50
April 2016..........    100     100     100     100     100     100      34
April 2017..........    100     100     100     100     100     100      22
April 2018..........    100     100     100     100     100     100      15
April 2019..........    100     100     100     100     100     100      10
April 2020..........    100     100     100     100     100     100       6
April 2021..........    100     100     100     100     100     100       4
April 2022..........    100     100     100     100     100     100       2
April 2023..........    100     100     100     100     100     100       2
April 2024..........    100      94      94      94      94      94       1
April 2025..........     64      64      64      64      64      64       1
April 2026..........     39      39      39      39      39      39       *
April 2027..........     20      20      20      20      20      20       *
April 2028..........      4       4       4       4       4       4       *
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   26.8    26.7    26.7    26.7    26.7    26.7    16.8

                                           GK CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    145%    175%    215%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........    97      85      81      81      81      81      81
April 2001..........    94      61      48      48      48      48      12
April 2002..........    93      58      36      36      36      36       0
April 2003..........    93      58      28      28      28      26       0
April 2004..........    93      58      22      22      22      11       0
April 2005..........    93      58      17      17      17       *       0
April 2006..........    93      58      14      14      14       0       0
April 2007..........    93      58      11      11      11       0       0
April 2008..........    93      58      10      10      10       0       0
April 2009..........    93      57       9       9       9       0       0
April 2010..........    93      54       7       7       7       0       0
April 2011..........    93      49       6       6       6       0       0
April 2012..........    93      44       4       4       4       0       0
April 2013..........    93      37       2       2       2       0       0
April 2014..........    93      31       1       1       1       0       0
April 2015..........    93      23       0       0       0       0       0
April 2016..........    93      16       0       0       0       0       0
April 2017..........    93       8       0       0       0       0       0
April 2018..........    93       1       0       0       0       0       0
April 2019..........    93       0       0       0       0       0       0
April 2020..........    93       0       0       0       0       0       0
April 2021..........    93       0       0       0       0       0       0
April 2022..........    93       0       0       0       0       0       0
April 2023..........    93       0       0       0       0       0       0
April 2024..........    93       0       0       0       0       0       0
April 2025..........    69       0       0       0       0       0       0
April 2026..........    39       0       0       0       0       0       0
April 2027..........     6       0       0       0       0       0       0
April 2028..........     0       0       0       0       0       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  25.1     9.3     3.5     3.5     3.5     2.6     1.5

                                            GL CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    145%    175%    215%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........     97      87      83      83      83      83      83
April 2001..........     94      65      53      53      53      53      20
April 2002..........     94      62      42      42      42      42       0
April 2003..........     94      62      35      35      35      33       0
April 2004..........     94      62      30      30      30      19       0
April 2005..........     94      62      25      25      25      10       0
April 2006..........     94      62      22      22      22       4       0
April 2007..........     94      62      20      20      20       1       0
April 2008..........     94      62      18      18      18       *       0
April 2009..........     94      61      17      17      17       *       0
April 2010..........     94      58      16      16      16       *       0
April 2011..........     94      54      14      14      14       *       0
April 2012..........     94      49      13      13      13       *       0
April 2013..........     94      43      11      11      11       *       0
April 2014..........     94      37      10      10      10       *       0
April 2015..........     94      31       9       9       9       *       0
April 2016..........     94      24       7       7       7       *       0
April 2017..........     94      17       6       6       6       *       0
April 2018..........     94      10       5       5       5       *       0
April 2019..........     94       4       4       4       4       *       0
April 2020..........     94       3       3       3       3       *       0
April 2021..........     94       2       2       2       2       *       0
April 2022..........     94       1       1       1       1       *       0
April 2023..........     94       1       1       1       1       *       0
April 2024..........     94       0       0       0       0       *       0
April 2025..........     72       0       0       0       0       *       0
April 2026..........     45       0       0       0       0       *       0
April 2027..........     15       0       0       0       0       *       0
April 2028..........      0       0       0       0       0       *       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   25.4    10.3     5.0     5.0     5.0     3.0     1.6

                                            GM CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    145%    175%    215%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
April 2000..........    100     100     100     100     100     100     100
April 2001..........    100     100     100     100     100     100     100
April 2002..........    100     100     100     100     100     100       0
April 2003..........    100     100     100     100     100     100       0
April 2004..........    100     100     100     100     100     100       0
April 2005..........    100     100     100     100     100     100       0
April 2006..........    100     100     100     100     100      39       0
April 2007..........    100     100     100     100     100       7       0
April 2008..........    100     100     100     100     100       1       0
April 2009..........    100     100     100     100     100       1       0
April 2010..........    100     100     100     100     100       1       0
April 2011..........    100     100     100     100     100       1       0
April 2012..........    100     100     100     100     100       1       0
April 2013..........    100     100     100     100     100       1       0
April 2014..........    100     100     100     100     100       1       0
April 2015..........    100     100      92      92      92       1       0
April 2016..........    100     100      78      78      78       1       0
April 2017..........    100     100      65      65      65       1       0
April 2018..........    100     100      52      52      52       1       0
April 2019..........    100      41      41      41      41       1       0
April 2020..........    100      31      31      31      31       1       0
April 2021..........    100      22      22      22      22       1       0
April 2022..........    100      13      13      13      13       1       0
April 2023..........    100       6       6       6       6       1       0
April 2024..........    100       0       0       0       0       1       0
April 2025..........    100       0       0       0       0       1       0
April 2026..........    100       0       0       0       0       1       0
April 2027..........    100       0       0       0       0       1       0
April 2028..........      0       0       0       0       0       1       0
April 2029..........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   28.3    20.6    19.5    19.5    19.5     7.0     2.2

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                   FL, SL, SM+ AND L CLASSES
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    145%    175%    215%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
April 2000..........   100     100     100      95      88      83      41
April 2001..........   100     100     100      86      67      51       0
April 2002..........   100     100     100      76      45      19       0
April 2003..........   100     100     100      69      29       0       0
April 2004..........   100     100     100      63      18       0       0
April 2005..........   100     100     100      59      10       0       0
April 2006..........   100     100     100      57       6       0       0
April 2007..........   100     100     100      55       4       0       0
April 2008..........   100     100     100      55       4       0       0
April 2009..........   100     100      98      53       4       0       0
April 2010..........   100     100      95      51       4       0       0
April 2011..........   100     100      91      48       4       0       0
April 2012..........   100     100      86      45       4       0       0
April 2013..........   100     100      80      42       4       0       0
April 2014..........   100     100      75      39       4       0       0
April 2015..........   100     100      69      36       4       0       0
April 2016..........   100     100      63      32       4       0       0
April 2017..........   100     100      57      29       4       0       0
April 2018..........   100     100      51      26       4       0       0
April 2019..........   100      99      46      23       4       0       0
April 2020..........   100      88      40      21       4       0       0
April 2021..........   100      77      35      18       4       0       0
April 2022..........   100      67      30      16       4       0       0
April 2023..........   100      56      25      13       4       0       0
April 2024..........   100      46      21      11       4       0       0
April 2025..........   100      35      15       8       3       0       0
April 2026..........   100      25      11       6       2       0       0
April 2027..........   100      15       6       3       1       0       0
April 2028..........    67       5       2       1       *       0       0
April 2029..........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  29.3    24.6    19.5    11.9     3.9     2.0     0.9

                                    VC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........     96      96      96      96      96
April 2001..........     92      92      92      92      92
April 2002..........     87      87      87      87      87
April 2003..........     82      82      82      82      82
April 2004..........     77      77      77      77      74
April 2005..........     71      71      71      71      18
April 2006..........     65      65      65      65       0
April 2007..........     58      58      58      58       0
April 2008..........     51      51      51      51       0
April 2009..........     44      44      44      41       0
April 2010..........     36      36      36       5       0
April 2011..........     28      28      28       0       0
April 2012..........     19      19      19       0       0
April 2013..........      9       9       0       0       0
April 2014..........      0       0       0       0       0
April 2015..........      0       0       0       0       0
April 2016..........      0       0       0       0       0
April 2017..........      0       0       0       0       0
April 2018..........      0       0       0       0       0
April 2019..........      0       0       0       0       0
April 2020..........      0       0       0       0       0
April 2021..........      0       0       0       0       0
April 2022..........      0       0       0       0       0
April 2023..........      0       0       0       0       0
April 2024..........      0       0       0       0       0
April 2025..........      0       0       0       0       0
April 2026..........      0       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....    8.7     8.7     8.6     7.8     5.0

                                    C CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    175%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
April 2000..........   100     100     100     100     100
April 2001..........   100     100     100     100     100
April 2002..........   100     100     100     100     100
April 2003..........   100     100     100     100     100
April 2004..........   100     100     100     100      98
April 2005..........   100     100     100     100      67
April 2006..........   100     100     100     100      46
April 2007..........   100     100     100     100      31
April 2008..........   100     100     100     100      21
April 2009..........   100     100     100      98      14
April 2010..........   100     100     100      81       9
April 2011..........   100     100     100      67       6
April 2012..........   100     100     100      55       4
April 2013..........   100     100      91      45       2
April 2014..........   100     100      78      36       1
April 2015..........   100     100      67      29       1
April 2016..........   100     100      57      23       *
April 2017..........   100     100      48      19       0
April 2018..........   100     100      40      15       0
April 2019..........   100      88      33      11       0
April 2020..........   100      75      27       9       0
April 2021..........   100      63      21       6       0
April 2022..........   100      52      16       5       0
April 2023..........   100      41      12       3       0
April 2024..........   100      31       9       2       0
April 2025..........   100      22       6       1       0
April 2026..........   100      13       3       *       0
April 2027..........    99       4       *       0       0
April 2028..........    51       0       0       0       0
April 2029..........     0       0       0       0       0
Weighted Average
 Life (years)**.....  29.0    23.4    18.6    14.6     7.5

                             AB, AC AND AJ+ CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    175%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
April 2000..........     99      93      89      85      72
April 2001..........     98      85      76      68      43
April 2002..........     97      77      65      54      23
April 2003..........     96      70      55      41       9
April 2004..........     95      63      46      31       0
April 2005..........     94      57      38      23       0
April 2006..........     92      51      30      15       0
April 2007..........     91      45      24       9       0
April 2008..........     89      40      18       4       0
April 2009..........     87      35      13       0       0
April 2010..........     85      30       9       0       0
April 2011..........     83      25       5       0       0
April 2012..........     80      21       1       0       0
April 2013..........     78      17       0       0       0
April 2014..........     75      13       0       0       0
April 2015..........     72      10       0       0       0
April 2016..........     68       6       0       0       0
April 2017..........     64       3       0       0       0
April 2018..........     60       *       0       0       0
April 2019..........     56       0       0       0       0
April 2020..........     51       0       0       0       0
April 2021..........     45       0       0       0       0
April 2022..........     39       0       0       0       0
April 2023..........     33       0       0       0       0
April 2024..........     26       0       0       0       0
April 2025..........     18       0       0       0       0
April 2026..........      9       0       0       0       0
April 2027..........      0       0       0       0       0
April 2028..........      0       0       0       0       0
April 2029..........      0       0       0       0       0
Weighted Average
 Life (years)**.....   19.3     8.0     5.2     3.8     2.0

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

CHARACTERISTICS OF THE R AND RL CLASSES

     If any assets of the Trust remain after the principal balances of all Classes are reduced to zero, we will pay the Holder of the R Class the proceeds from those assets. The RL Class will not have a principal balance and will not bear interest. If any assets of the Lower Tier REMIC remain after the principal balances of the Lower Tier Regular Interests are reduced to zero, we will pay the proceeds of those assets to the Holder of the RL Class. Fannie Mae does not expect that any material assets will remain in either case.

     The R and RL Classes will be subject to certain transfer restrictions. We will not permit transfer of record or beneficial ownership of an R or RL Certificate to a "disqualified organization." In addition, we will not permit transfer of record or beneficial ownership of an R or RL Certificate to any person that is not a "U.S. Person" without our written consent. Treasury Department regulations (the "Regulations") provide that a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The RL Class will, and the R Class may, constitute a noneconomic residual interest under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of Certificates--Special Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, we will be obligated to provide to these Holders (i) information necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the R or RL Class that may be required under the Code.

               CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The Certificates and payments on the Certificates are not generally exempt from taxation. Therefore, you should consider the tax consequences of holding a Certificate before you acquire one. The following tax discussion supplements the discussion under the caption "Certain Federal Income Tax Consequences" in the REMIC Prospectus. When read together, the two discussions describe the current federal income tax treatment of beneficial owners of Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of beneficial owners, some of which may be subject to special rules. In addition, these discussions may not apply to your particular circumstances for one of the reasons explained in the REMIC Prospectus. You should consult your own tax advisors regarding the federal income tax consequences of holding and disposing of Certificates as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

REMIC ELECTIONS AND SPECIAL TAX ATTRIBUTES

     We will elect to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The REMIC Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests" and the RL Class will be designated as the "residual interest" in the Lower Tier REMIC.

     Because the Lower Tier REMIC and the Trust will qualify as REMICs, the REMIC Certificates and any related RCR Certificates generally will be treated as "regular or residual interests in a

REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--REMIC Election and Special Tax Attributes" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF REGULAR CERTIFICATES

     The Notional Classes, the Principal Only Class and the Accrual Classes will be issued with original issue discount ("OID"), and certain other Classes of REMIC Certificates may be issued with OID. If a Class is issued with OID, a beneficial owner of a Certificate of that Class generally must recognize some taxable income in advance of the receipt of the cash attributable to that income. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount" in the REMIC Prospectus. In addition, certain Classes of REMIC Certificates may be treated as having been issued at a premium. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Regular Certificates Purchased at a Premium" in the REMIC Prospectus.

     The Prepayment Assumptions that will be used in determining the rate of accrual of OID will be as follows:

CLASS GROUP  PSA PREPAYMENT ASSUMPTION
-----------  -------------------------
     1                 140%
     2                 175%
     3                 215%
     4                 150%
     5                 175%

See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount--Daily Portions of Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at any of those rates or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" in this prospectus supplement and "Description of Certificates--Weighted Average Life and Final Distribution Date" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF RESIDUAL CERTIFICATES

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about March 20, 1999. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Treatment of Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF RCR CERTIFICATES

     General. The RCR Classes will be created, sold and administered pursuant to an arrangement that will be classified as a grantor trust under subpart E, part I of subchapter J of the Code. The REMIC Certificates that are exchanged for RCR Certificates (including any exchanges effective on the Settlement Date) will be the assets of the trust, and the RCR Certificates will represent an ownership interest in those REMIC Certificates. For a general discussion of the federal income tax treatment of beneficial owners of REMIC Certificates, see "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

     The RCR Classes will represent the beneficial ownership of the underlying REMIC Certificates set forth in Schedule 1. The ownership interest represented by RCR Class Certificates will be one of two types. A Certificate of a Strip RCR Class (a "Strip RCR Certificate") will represent the right to receive a disproportionate part of the principal or interest payments on one or more underlying REMIC Certificates. A Certificate of a Combination RCR Class (a "Combination RCR Certificate") will represent beneficial ownership of undivided interests in two or more underlying REMIC Certificates.

     The AC, AJ, AE, AI, KM, JC, KD, JD, SM and L Classes are Strip RCR Classes. The VC, C, AB, UH and TG Classes are Combination RCR Classes.

     Strip RCR Classes. The tax consequences to a beneficial owner of a Strip RCR Certificate will be determined under section 1286 of the Code, except as discussed below. Under section 1286, a beneficial owner of a Strip RCR Certificate will be treated as owning "stripped bonds" to the extent of its share of principal payments and "stripped coupons" to the extent of its share of interest payments on the underlying REMIC Certificates. If a Strip RCR Certificate entitles the holder to payments of principal and interest on an underlying REMIC Certificate, the IRS could contend that, with respect to each such underlying REMIC Certificate, the Strip RCR Certificate should be treated
(i) as an interest in the underlying REMIC Certificate to the extent that the Strip RCR Certificate represents an equal pro rata portion of principal and interest on the underlying REMIC Certificate, and (ii) with respect to the remainder, as an installment obligation consisting of "stripped bonds" to the extent of its share of principal payments or "stripped coupons" to the extent of its share of interest payments. In addition, the IRS could contend that OID should be computed separately with respect to each of the interests in the underlying REMIC Certificates represented by a Strip RCR Certificate. For purposes of information reporting, however, Fannie Mae intends to treat each Strip RCR Certificate as a single debt instrument. You should consult your own tax advisors as to the proper treatment of a Strip RCR Certificate in this regard.

     Under section 1286, the beneficial owner of a Strip RCR Certificate must treat the Strip RCR Certificate as a debt instrument originally issued on the date the owner acquires it and as having OID equal to the excess, if any, of its "stated redemption price at maturity" over the price paid by the owner to acquire it. The stated redemption price at maturity for a Strip RCR Certificate is determined in the same manner as described with respect to Regular Certificates under "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount" in the REMIC Prospectus.

     If a Strip RCR Certificate has OID, the beneficial owner must include the OID in its ordinary income for federal income tax purposes as the OID accrues, which may be prior to the receipt of the cash attributable to that income. Although the matter is not entirely clear, a beneficial owner should accrue OID using a method similar to that described with respect to the accrual of OID on a Regular Certificate under "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount" in the REMIC Prospectus. A beneficial owner, however, determines its yield to maturity based on its purchase price. For a particular beneficial owner, it is not clear whether the prepayment assumption used for calculating OID would be one determined at the time the Strip RCR Certificate is acquired or would be the original Prepayment Assumption for the underlying REMIC Certificates. For purposes of information reporting, Fannie Mae will use the original yield to maturity of the Strip RCR Certificate, calculated based on the original Prepayment Assumption. You should consult your own tax advisors regarding the proper method for accruing OID on a Strip RCR Certificate.

     The rules of section 1286 of the Code also apply if (i) a beneficial owner of REMIC Certificates exchanges them for Strip RCR Certificates, (ii) the beneficial owner sells some, but not all, of the Strip RCR Certificates, and
(iii) the combination of retained Strip RCR Certificates cannot be exchanged for the related REMIC Certificates. As of the date of such a sale, the beneficial owner must allocate its basis in the REMIC Certificates between the part of the REMIC Certificates underlying the Strip RCR Certificates sold and the part of the REMIC Certificates underlying the Strip RCR Certificates retained in proportion to their relative fair market values. Section 1286 of the Code treats the beneficial owner as purchasing the Strip RCR Certificates retained for the amount of the basis allocated to the retained Certificates, and the beneficial owner must then accrue any OID with respect to the retained Certificates as described above.
Section 1286 does not apply, however, if a beneficial owner exchanges REMIC Certificates for the related RCR Certificates and retains all the RCR Certificates. See "--Taxation of Beneficial Owners of RCR Certificates--Exchanges."

     Upon the sale of a Strip RCR Certificate, a beneficial owner will realize gain or loss on the sale in an amount equal to the difference between the amount realized and its adjusted basis in the Certificate. The owner's adjusted basis generally is equal to the owner's cost of the Certificate (or portion of the cost of the REMIC Certificates allocable to the RCR Certificate), increased by income previously included, and reduced (but not below zero) by distributions previously received and by any amortized premium. If the beneficial owner holds the Certificate as a capital asset, any gain or loss realized will be capital gain or loss, except to the extent provided under "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Sales and Other Dispositions of Regular Certificates" in the REMIC Prospectus.

     Although the matter is not free from doubt, if a beneficial owner acquires in one transaction (other than an exchange described under "--Taxation of Beneficial Owners of RCR Certificates--Exchanges") a combination of Strip RCR Certificates that may be exchanged for underlying REMIC Certificates, the owner should be treated as owning the underlying REMIC Certificates, in which case section 1286 would not apply. If a beneficial owner acquires such a combination in separate transactions, the law is unclear as to whether the combination should be aggregated or each Strip RCR Certificate should be treated as a separate debt instrument. You should consult your tax advisors regarding the proper treatment of Strip RCR Certificates in this regard. For the treatment of Strip RCR Certificates received in exchange for REMIC Certificates, see "--Taxation of Beneficial Owners of RCR Certificates--Exchanges."

     Combination RCR Classes. A beneficial owner of a Combination RCR Certificate will be treated as the beneficial owner of a proportionate interest in the REMIC Certificates underlying that Combination RCR Certificate. A beneficial owner of a Combination RCR Certificate must allocate its cost to acquire that Certificate among the underlying REMIC Certificates in proportion to their relative fair market values at the time of acquisition. Such owner should account for its ownership interest in each underlying REMIC Certificate as described under "--Taxation of Beneficial Owners of Regular Certificates" in this prospectus supplement and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus. When a beneficial owner sells a Combination RCR Certificate, the owner must allocate the sale proceeds among the underlying REMIC Certificates in proportion to their relative fair market values at the time of sale.

     Exchanges. If a beneficial owner exchanges one or more REMIC Certificates for the related RCR Certificate or Certificates in the manner described under "Description of the Certificates--Combination and Recombination" in this prospectus supplement, the exchange will not be taxable. Likewise, if a beneficial owner exchanges one or more RCR Certificates for the related REMIC Certificate or Certificates in the manner described in that discussion, the exchange will not be a taxable exchange. In each of these cases, the beneficial owner will be treated as continuing to own after the exchange the same combination of interests in the related REMIC Certificates (or the same interest in the related REMIC Certificate) that it owned immediately prior to the exchange.

                              PLAN OF DISTRIBUTION

     General. We are obligated to deliver the Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer") in exchange for the MBS. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect these transactions to or through other dealers.

     Increase in Certificates. Before the Settlement Date, we and the Dealer may agree to offer Group 1, Group 2, Group 3, Group 4 and Group 5 Classes in addition to those contemplated as of the date of this prospectus supplement. In this event, we will increase the related MBS in principal balance, but we expect that all these additional MBS will have the same characteristics as described under "Description of the Certificates--The MBS." The proportion that the original principal balance of each Group 1, Group 2, Group 3, Group 4 and Group 5 Class bears to the aggregate original principal balance of all Group 1, Group 2, Group 3, Group 4 or Group 5 Classes, respectively, will remain the same. In addition, the dollar amounts shown in the Principal Balance Schedules will be increased to correspond to the increase of the principal balances of the applicable Classes.

                                 LEGAL MATTERS

     Brown & Wood LLP will provide legal representation for Fannie Mae. Milbank, Tweed, Hadley & McCloy LLP will provide legal representation for the Dealer.

                                                                      SCHEDULE 1

                          AVAILABLE RECOMBINATIONS(1)

         REMIC CERTIFICATES             RCR CERTIFICATES
------------------------------------  ---------------------
                                                 ORIGINAL
                                                PRINCIPAL
                         ORIGINAL              OR NOTIONAL
                         PRINCIPAL      RCR     PRINCIPAL
      CLASSES             BALANCE     CLASSES    BALANCE
      -------            ---------    -------  -----------
RECOMBINATION 1
    VA                 $  8,308,000     VC     $ 38,187,000
    VB                   29,879,000
RECOMBINATION 2
    VA                    8,308,000     C        61,587,000
    VB                   29,879,000
    ZC                   23,400,000
RECOMBINATION 3
    A                   279,710,000     AC      287,913,000
    B                     8,203,000     AJ       11,073,576
RECOMBINATION 4
    A                   279,710,000     AB      287,913,000
    B                     8,203,000
RECOMBINATION 5
    A                   279,710,000     AE      279,710,000
                                        AI       10,758,076
RECOMBINATION 6
    TC                   44,983,000     KM       44,983,000
                                        JC        3,460,230
RECOMBINATION 7
    TD                   79,602,500     KD       79,602,500
                                        JD        6,123,269
RECOMBINATION 8
    F                    72,578,823     UH      102,820,000
    S                    30,241,177
RECOMBINATION 9
    SL                   12,929,738     SM       56,028,863
                                        L        12,929,738
RECOMBINATION 10
    TD                   79,602,500     TG      151,632,000
    TE                   72,029,500

         REMIC CERT                       RCR CERTIFICATES
-------------------  -----------------------------------------------------------

                                                                       FINAL
                     INTEREST   INTEREST   PRINCIPAL      CUSIP    DISTRIBUTION
      CLASSES          RATE     TYPE(2)     TYPE(2)      NUMBER        DATE
      -------        --------   --------   ---------     ------    ------------
RECOMBINATION 1
    VA                6.50%       FIX        SEQ/AD     31359V P 7 2   May 2014
    VB
RECOMBINATION 2
    VA                 6.50       FIX         SEQ       31359V P 8 0   May 2029
    VB
    ZC
RECOMBINATION 3
    A                  6.25       FIX         SEQ       31359VQ22    May 2027
    B                  6.50     FIX/IO        NTL       31359V 2 A 0   May 2027
RECOMBINATION 4
    A                  6.50       FIX         SEQ       31359V P 9 8   May 2027
    B
RECOMBINATION 5
    A                  6.25       FIX         SEQ       31359V 2 B 8 February 2027
                       6.50     FIX/IO        NTL       31359V 2 C 6 February 2027
RECOMBINATION 6
    TC                 6.00       FIX         PAC       31359V2D4  November 2011
                       6.50     FIX/IO        NTL       31359V 2 E 2 November 2011
RECOMBINATION 7
    TD                 6.00       FIX         PAC       31359V 2 F 9  April 2013
                       6.50     FIX/IO        NTL       31359V2G7   April 2013
RECOMBINATION 8
    F                  6.00       FIX         SUP       31359V2H5   August 2023
    S
RECOMBINATION 9
    SL                (3)       INV/IO        NTL       31359V2K8    May 2029
                      (4)         PO          SUP       31359V 2 L 6   May 2029
RECOMBINATION 10
    TD                 6.50       FIX         PAC       31359V 2 J 1   May 2014
    TE

---------------
(1) The balances of the REMIC Certificates and RCR Certificates involved in any exchange will bear the same proportionate relationship as that borne by the original balances of the related Classes.
(2) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(3) For a description of this interest rate, see "Description of the Certificates--Distributions of Interest" herein.
(4) Principal Only Class.

                          PRINCIPAL BALANCE SCHEDULES
PB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2001............  $19,683,600.00
June 2001...........   17,487,543.01
July 2001...........   15,302,606.02
August 2001.........   13,128,731.77
September 2001......   10,965,863.28
October 2001........    8,813,943.86

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2001.......  $ 6,672,917.14
December 2001.......    4,542,727.00
January 2002........    2,423,317.64
February 2002.......      314,633.53
March 2002 and
  thereafter........            0.00

PC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
February 2002.......  $30,326,200.00
March 2002..........   28,542,819.43
April 2002..........   26,455,420.38
May 2002............   24,378,581.72
June 2002...........   22,312,249.06
July 2002...........   20,256,368.27

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2002.........  $18,210,885.53
September 2002......   16,175,747.28
October 2002........   14,150,900.23
November 2002.......   12,136,291.39
December 2002.......   10,131,868.02
January 2003........    8,137,577.64

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2003.......  $ 6,153,368.08
March 2003..........    4,179,187.40
April 2003..........    2,214,983.95
May 2003............      260,706.32
June 2003 and
  thereafter........            0.00

PD CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2003............  $16,954,800.00
June 2003...........   15,271,103.41
July 2003...........   13,336,524.33
August 2003.........   11,411,718.48
September 2003......    9,496,635.53
October 2003........    7,591,225.38

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2003.......  $ 5,695,438.21
December 2003.......    3,809,224.45
January 2004........    1,932,534.78
February 2004.......       65,320.14
March 2004 and
  thereafter........            0.00

PE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
February 2004.......  $48,068,800.00
March 2004..........   46,276,331.71
April 2004..........   44,427,920.95
May 2004............   42,588,839.53
June 2004...........   40,759,039.41
July 2004...........   38,938,472.75
August 2004.........   37,127,092.01
September 2004......   35,324,849.84
October 2004........   33,531,699.18
November 2004.......   31,747,593.19

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2004.......  $29,972,485.26
January 2005........   28,206,329.03
February 2005.......   26,449,078.40
March 2005..........   24,700,687.48
April 2005..........   22,961,110.62
May 2005............   21,230,302.41
June 2005...........   19,508,217.67
July 2005...........   17,794,811.46
August 2005.........   16,090,039.06
September 2005......   14,393,855.99

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2005........  $12,706,217.99
November 2005.......   11,027,081.03
December 2005.......    9,356,401.32
January 2006........    7,694,135.27
February 2006.......    6,040,239.54
March 2006..........    4,394,670.98
April 2006..........    2,757,386.71
May 2006............    1,128,344.02
June 2006 and
  thereafter........            0.00

PF CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2006............  $30,810,800.00
June 2006...........   30,318,300.45
July 2006...........   28,705,613.75
August 2006.........   27,101,041.89
September 2006......   25,504,543.05
October 2006........   23,916,075.64
November 2006.......   22,335,598.26
December 2006.......   20,763,069.74

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2007........  $19,198,449.12
February 2007.......   17,641,695.65
March 2007..........   16,092,768.78
April 2007..........   14,551,628.19
May 2007............   13,018,233.73
June 2007...........   11,492,545.50
July 2007...........    9,974,523.79
August 2007.........    8,466,680.87

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
September 2007......  $ 6,980,544.41
October 2007........    5,515,811.16
November 2007.......    4,072,182.05
December 2007.......    2,649,362.12
January 2008........    1,247,060.47
February 2008 and
  thereafter........            0.00

PG CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
January 2008........  $54,835,000.00
February 2008.......   54,699,990.18
March 2008..........   53,337,868.30
April 2008..........   51,995,415.76
May 2008............   50,672,357.34
June 2008...........   49,368,421.59
July 2008...........   48,083,340.79
August 2008.........   46,816,850.94
September 2008......   45,568,691.63
October 2008........   44,338,606.07
November 2008.......   43,126,340.98
December 2008.......   41,931,646.58
January 2009........   40,754,276.52
February 2009.......   39,593,987.86
March 2009..........   38,450,540.98
April 2009..........   37,323,699.59
May 2009............   36,213,230.63
June 2009...........   35,118,904.28
July 2009...........   34,040,493.86
August 2009.........   32,977,775.82
September 2009......   31,930,529.70

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2009........  $30,898,538.09
November 2009.......   29,881,586.55
December 2009.......   28,879,463.61
January 2010........   27,891,960.74
February 2010.......   26,918,872.24
March 2010..........   25,959,995.30
April 2010..........   25,015,129.86
May 2010............   24,084,078.65
June 2010...........   23,166,647.13
July 2010...........   22,262,643.43
August 2010.........   21,371,878.32
September 2010......   20,494,165.21
October 2010........   19,629,320.06
November 2010.......   18,777,161.40
December 2010.......   17,937,510.25
January 2011........   17,110,190.10
February 2011.......   16,295,026.89
March 2011..........   15,491,848.97
April 2011..........   14,700,487.04
May 2011............   13,920,774.17
June 2011...........   13,152,545.73

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
July 2011...........  $12,395,639.35
August 2011.........   11,649,894.92
September 2011......   10,915,154.55
October 2011........   10,191,262.53
November 2011.......    9,478,065.30
December 2011.......    8,775,411.44
January 2012........    8,083,151.62
February 2012.......    7,401,138.56
March 2012..........    6,729,227.04
April 2012..........    6,067,273.86
May 2012............    5,415,137.79
June 2012...........    4,772,679.54
July 2012...........    4,139,761.79
August 2012.........    3,516,249.10
September 2012......    2,902,007.91
October 2012........    2,296,906.51
November 2012.......    1,700,815.03
December 2012.......    1,113,605.38
January 2013........      535,151.27
February 2013 and
  thereafter........            0.00

PH CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
January 2013........  $33,895,200.00
February 2013.......   33,860,528.15
March 2013..........   33,299,213.20
April 2013..........   32,746,285.31
May 2013............   32,201,625.05
June 2013...........   31,665,114.65
July 2013...........   31,136,637.96
August 2013.........   30,616,080.48
September 2013......   30,103,329.26
October 2013........   29,598,272.94
November 2013.......   29,100,801.72
December 2013.......   28,610,807.30
January 2014........   28,128,182.91

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2014.......  $27,652,823.24
March 2014..........   27,184,624.49
April 2014..........   26,723,484.24
May 2014............   26,269,301.56
June 2014...........   25,821,976.88
July 2014...........   25,381,412.04
August 2014.........   24,947,510.23
September 2014......   24,520,176.01
October 2014........   24,099,315.25
November 2014.......   23,684,835.14
December 2014.......   23,276,644.18
January 2015........   22,874,652.10

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2015.......  $22,478,769.94
March 2015..........   22,088,909.96
April 2015..........   21,704,985.63
May 2015............   21,326,911.66
June 2015...........   20,954,603.91
July 2015...........   20,587,979.45
August 2015.........   20,226,956.49
September 2015......   19,871,454.39
October 2015........   19,521,393.62
November 2015.......   19,176,695.80
December 2015.......   18,837,283.60
January 2016........   18,503,080.79

        PH CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
February 2016.......  $18,174,012.22
March 2016..........   17,850,003.77
April 2016..........   17,530,982.36
May 2016............   17,216,875.95
June 2016...........   16,907,613.50
July 2016...........   16,603,124.94
August 2016.........   16,303,341.21
September 2016......   16,008,194.22
October 2016........   15,717,616.82
November 2016.......   15,431,542.79
December 2016.......   15,149,906.87
January 2017........   14,872,644.68
February 2017.......   14,599,692.78
March 2017..........   14,330,988.59
April 2017..........   14,066,470.41
May 2017............   13,806,077.43
June 2017...........   13,549,749.67
July 2017...........   13,297,428.00
August 2017.........   13,049,054.12
September 2017......   12,804,570.56
October 2017........   12,563,920.63
November 2017.......   12,327,048.46
December 2017.......   12,093,898.97
January 2018........   11,864,417.84
February 2018.......   11,638,551.52
March 2018..........   11,416,247.20
April 2018..........   11,197,452.84
May 2018............   10,982,117.12
June 2018...........   10,770,189.43
July 2018...........   10,561,619.89
August 2018.........   10,356,359.31
September 2018......   10,154,359.22
October 2018........    9,955,571.79
November 2018.......    9,759,949.91
December 2018.......    9,567,447.10
January 2019........    9,378,017.55
February 2019.......    9,191,616.10
March 2019..........    9,008,198.23
April 2019..........    8,827,720.03
May 2019............    8,650,138.22
June 2019...........    8,475,410.15
July 2019...........    8,303,493.76
August 2019.........    8,134,347.56
September 2019......    7,967,930.69
October 2019........    7,804,202.83
November 2019.......    7,643,124.27
December 2019.......    7,484,655.82
January 2020........    7,328,758.88
February 2020.......    7,175,395.37
March 2020..........    7,024,527.78

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2020..........  $ 6,876,119.09
May 2020............    6,730,132.85
June 2020...........    6,586,533.10
July 2020...........    6,445,284.40
August 2020.........    6,306,351.80
September 2020......    6,169,700.87
October 2020........    6,035,297.64
November 2020.......    5,903,108.64
December 2020.......    5,773,100.89
January 2021........    5,645,241.85
February 2021.......    5,519,499.45
March 2021..........    5,395,842.10
April 2021..........    5,274,238.63
May 2021............    5,154,658.32
June 2021...........    5,037,070.91
July 2021...........    4,921,446.54
August 2021.........    4,807,755.80
September 2021......    4,695,969.69
October 2021........    4,586,059.61
November 2021.......    4,477,997.39
December 2021.......    4,371,755.26
January 2022........    4,267,305.83
February 2022.......    4,164,622.12
March 2022..........    4,063,677.53
April 2022..........    3,964,445.82
May 2022............    3,866,901.16
June 2022...........    3,771,018.07
July 2022...........    3,676,771.44
August 2022.........    3,584,136.50
September 2022......    3,493,088.87
October 2022........    3,403,604.50
November 2022.......    3,315,659.67
December 2022.......    3,229,231.04
January 2023........    3,144,295.56
February 2023.......    3,060,830.55
March 2023..........    2,978,813.62
April 2023..........    2,898,222.74
May 2023............    2,819,036.16
June 2023...........    2,741,232.46
July 2023...........    2,664,790.54
August 2023.........    2,589,689.57
September 2023......    2,515,909.06
October 2023........    2,443,428.79
November 2023.......    2,372,228.84
December 2023.......    2,302,289.57
January 2024........    2,233,591.62
February 2024.......    2,166,115.93
March 2024..........    2,099,843.70
April 2024..........    2,034,756.39

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2024............  $ 1,970,835.77
June 2024...........    1,908,063.81
July 2024...........    1,846,422.81
August 2024.........    1,785,895.26
September 2024......    1,726,463.96
October 2024........    1,668,111.93
November 2024.......    1,610,822.43
December 2024.......    1,554,578.98
January 2025........    1,499,365.33
February 2025.......    1,445,165.47
March 2025..........    1,391,963.62
April 2025..........    1,339,744.23
May 2025............    1,288,491.98
June 2025...........    1,238,191.76
July 2025...........    1,188,828.70
August 2025.........    1,140,388.12
September 2025......    1,092,855.57
October 2025........    1,046,216.82
November 2025.......    1,000,457.83
December 2025.......      955,564.77
January 2026........      911,524.01
February 2026.......      868,322.13
March 2026..........      825,945.90
April 2026..........      784,382.27
May 2026............      743,618.40
June 2026...........      703,641.62
July 2026...........      664,439.47
August 2026.........      625,999.65
September 2026......      588,310.04
October 2026........      551,358.72
November 2026.......      515,133.93
December 2026.......      479,624.07
January 2027........      444,817.74
February 2027.......      410,703.68
March 2027..........      377,270.82
April 2027..........      344,508.22
May 2027............      312,405.14
June 2027...........      280,950.96
July 2027...........      250,135.26
August 2027.........      219,947.73
September 2027......      190,378.23
October 2027........      161,416.79
November 2027.......      133,053.55
December 2027.......      105,278.83
January 2028........       78,083.06
February 2028.......       51,456.84
March 2028..........       25,390.90
April 2028 and
  thereafter........            0.00

GB CLASS SCHEDULED BALANCES

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
Initial Balance.....  $107,559,600.00
May 1999............   106,025,942.26
June 1999...........   104,405,194.94
July 1999...........   102,698,204.36
August 1999.........   100,905,875.75
September 1999......    99,029,172.52
October 1999........    97,069,115.48
November 1999.......    95,026,781.90
December 1999.......    92,903,304.63
January 2000........    90,699,871.06
February 2000.......    88,417,722.05
March 2000..........    86,058,150.78
April 2000..........    83,622,501.58
May 2000............    81,112,168.66
June 2000...........    78,528,594.79
July 2000...........    75,873,269.94
August 2000.........    73,147,729.83
September 2000......    70,353,554.48
October 2000........    67,492,366.66
November 2000.......    64,651,259.93
December 2000.......    61,830,096.10
January 2001........    59,028,737.90
February 2001.......    56,247,049.01
March 2001..........    53,484,894.06
April 2001..........    50,742,138.58
May 2001............    48,018,649.06
June 2001...........    47,510,349.85
July 2001...........    47,009,932.27
August 2001.........    46,517,322.78
September 2001......    46,032,448.44
October 2001........    45,555,236.93
November 2001.......    45,085,616.50
December 2001.......    44,623,516.00
January 2002........    44,168,864.87
February 2002.......    43,721,593.12
March 2002..........    43,281,631.34
April 2002..........    42,848,910.68
May 2002............    42,423,362.88
June 2002...........    42,004,920.22
July 2002...........    41,593,515.55
August 2002.........    41,189,082.25
September 2002......    40,791,554.30
October 2002........    40,400,866.16
November 2002.......    40,016,952.89
December 2002.......    39,639,750.05
January 2003........    39,269,193.74
February 2003.......    38,905,220.59
March 2003..........    38,547,767.77
April 2003..........    38,196,772.93
May 2003............    37,852,174.29
June 2003...........    37,513,910.53
July 2003...........    37,181,920.88
August 2003.........    36,856,145.04
September 2003......    36,536,523.24

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
October 2003........  $ 36,222,996.19
November 2003.......    35,915,505.09
December 2003.......    35,613,991.64
January 2004........    35,318,398.02
February 2004.......    35,028,666.88
March 2004..........    34,744,741.38
April 2004..........    34,466,565.11
May 2004............    34,194,082.16
June 2004...........    33,927,237.09
July 2004...........    33,665,974.90
August 2004.........    33,410,241.06
September 2004......    33,159,981.51
October 2004........    32,915,142.61
November 2004.......    32,675,671.20
December 2004.......    32,441,514.55
January 2005........    32,212,620.38
February 2005.......    31,988,936.84
March 2005..........    31,770,412.51
April 2005..........    31,556,996.41
May 2005............    31,348,638.00
June 2005...........    31,145,287.15
July 2005...........    30,946,894.14
August 2005.........    30,753,409.69
September 2005......    30,564,784.93
October 2005........    30,380,971.39
November 2005.......    30,201,921.03
December 2005.......    30,027,586.19
January 2006........    29,857,919.62
February 2006.......    29,692,874.49
March 2006..........    29,532,404.35
April 2006..........    29,376,463.12
May 2006............    29,225,005.15
June 2006...........    29,077,985.15
July 2006...........    28,935,358.23
August 2006.........    28,797,079.87
September 2006......    28,663,105.92
October 2006........    28,533,392.63
November 2006.......    28,407,896.59
December 2006.......    28,286,574.79
January 2007........    28,169,384.56
February 2007.......    28,056,283.62
March 2007..........    27,947,230.02
April 2007..........    27,842,182.19
May 2007............    27,741,098.90
June 2007...........    27,643,939.28
July 2007...........    27,550,662.81
August 2007.........    27,458,677.51
September 2007......    27,356,376.59
October 2007........    27,243,984.69
November 2007.......    27,121,722.84
December 2007.......    26,989,808.45
January 2008........    26,848,455.46
February 2008.......    26,701,381.49
March 2008..........    26,549,858.27

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
April 2008..........  $ 26,394,014.04
May 2008............    26,233,974.64
June 2008...........    26,069,863.54
July 2008...........    25,901,801.90
August 2008.........    25,729,908.60
September 2008......    25,554,300.30
October 2008........    25,375,091.41
November 2008.......    25,192,394.20
December 2008.......    25,006,318.80
January 2009........    24,816,973.23
February 2009.......    24,624,463.45
March 2009..........    24,428,893.39
April 2009..........    24,230,364.97
May 2009............    24,028,978.16
June 2009...........    23,824,830.96
July 2009...........    23,618,019.51
August 2009.........    23,408,638.05
September 2009......    23,196,778.99
October 2009........    22,982,532.91
November 2009.......    22,765,988.63
December 2009.......    22,547,233.22
January 2010........    22,326,352.00
February 2010.......    22,103,428.61
March 2010..........    21,878,545.04
April 2010..........    21,651,781.61
May 2010............    21,423,217.05
June 2010...........    21,192,928.49
July 2010...........    20,960,991.51
August 2010.........    20,727,480.16
September 2010......    20,492,466.97
October 2010........    20,256,022.99
November 2010.......    20,018,217.82
December 2010.......    19,779,119.62
January 2011........    19,538,795.15
February 2011.......    19,297,309.77
March 2011..........    19,054,727.49
April 2011..........    18,811,110.97
May 2011............    18,566,521.56
June 2011...........    18,321,019.31
July 2011...........    18,074,663.01
August 2011.........    17,827,510.19
September 2011......    17,579,617.13
October 2011........    17,331,038.95
November 2011.......    17,081,829.53
December 2011.......    16,832,041.60
January 2012........    16,581,726.77
February 2012.......    16,330,935.47
March 2012..........    16,079,717.07
April 2012..........    15,828,119.80
May 2012............    15,576,190.87
June 2012...........    15,323,976.41
July 2012...........    15,071,521.50
August 2012.........    14,818,870.23
September 2012......    14,566,065.68

        GB CLASS (CONTINUED)

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
--------------------  ---------------
October 2012........  $ 14,313,149.94
November 2012.......    14,060,164.16
December 2012.......    13,807,148.52
January 2013........    13,554,142.26
February 2013.......    13,301,183.73
March 2013..........    13,048,310.36
April 2013..........    12,795,558.71
May 2013............    12,542,964.47
June 2013...........    12,290,562.46
July 2013...........    12,038,386.69
August 2013.........    11,786,470.32
September 2013......    11,534,845.72
October 2013........    11,283,544.46
November 2013.......    11,032,597.33
December 2013.......    10,782,034.34
January 2014........    10,531,884.78
February 2014.......    10,282,177.17
March 2014..........    10,032,939.33
April 2014..........     9,784,198.33
May 2014............     9,535,980.58
June 2014...........     9,288,311.79

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
July 2014...........  $  9,041,216.98
August 2014.........     8,794,720.52
September 2014......     8,548,846.14
October 2014........     8,303,616.90
November 2014.......     8,059,055.27
December 2014.......     7,815,183.08
January 2015........     7,572,021.56
February 2015.......     7,329,591.35
March 2015..........     7,087,912.52
April 2015..........     6,847,004.53
May 2015............     6,606,886.33
June 2015...........     6,367,576.28
July 2015...........     6,129,092.23
August 2015.........     5,891,451.46
September 2015......     5,654,670.76
October 2015........     5,418,766.42
November 2015.......     5,183,754.20
December 2015.......     4,949,649.38
January 2016........     4,716,466.75
February 2016.......     4,484,220.66
March 2016..........     4,252,924.95

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
April 2016..........  $  4,022,593.04
May 2016............     3,793,237.88
June 2016...........     3,564,871.99
July 2016...........     3,337,507.47
August 2016.........     3,111,156.00
September 2016......     2,885,828.82
October 2016........     2,661,536.80
November 2016.......     2,438,290.38
December 2016.......     2,216,099.64
January 2017........     1,994,974.26
February 2017.......     1,774,923.56
March 2017..........     1,555,956.47
April 2017..........     1,338,081.58
May 2017............     1,121,307.13
June 2017...........       905,641.00
July 2017...........       691,090.73
August 2017.........       477,663.56
September 2017......       265,366.37
October 2017........        54,205.72
November 2017 and
  thereafter........             0.00

KA CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
May 2000............  $197,417,500.00
June 2000...........   192,087,450.63
July 2000...........   186,641,571.16
August 2000.........   181,082,375.85
September 2000......   175,412,437.93
October 2000........   169,634,387.59
November 2000.......   163,750,909.97
December 2000.......   157,764,743.11
January 2001........   151,678,675.78
February 2001.......   145,495,545.32
March 2001..........   139,218,235.45
April 2001..........   132,849,673.97

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
May 2001............  $126,511,983.94
June 2001...........   120,205,005.35
July 2001...........   113,928,579.00
August 2001.........   107,682,546.52
September 2001......   101,466,750.34
October 2001........    95,281,033.73
November 2001.......    89,125,240.72
December 2001.......    82,999,216.18
January 2002........    76,902,805.76
February 2002.......    70,835,855.89
March 2002..........    64,798,213.82
April 2002..........    58,789,727.57

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
May 2002............  $ 52,810,245.92
June 2002...........    46,859,618.47
July 2002...........    40,937,695.55
August 2002.........    35,044,328.29
September 2002......    29,179,368.57
October 2002........    23,342,669.03
November 2002.......    17,534,083.07
December 2002.......    11,753,464.85
January 2003........     6,000,669.27
February 2003.......       275,551.98
March 2003 and
  thereafter........             0.00

TB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
February 2003.......  $24,100,000.00
March 2003..........   22,535,977.66
April 2003..........   20,900,371.80
May 2003............   19,272,626.30
June 2003...........   17,652,700.36
July 2003...........   16,040,553.40

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2003.........  $14,436,145.06
September 2003......   12,839,435.17
October 2003........   11,250,383.76
November 2003.......    9,668,951.09
December 2003.......    8,095,097.61
January 2004........    6,528,783.98

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2004.......  $ 4,969,971.04
March 2004..........    3,418,619.85
April 2004..........    1,874,691.68
May 2004............      338,147.98
June 2004 and
  thereafter........            0.00

KL CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
February 2003.......  $26,552,500.00
March 2003..........   24,829,317.30
April 2003..........   23,027,266.48
May 2003............   21,233,875.92
June 2003...........   19,449,100.67
July 2003...........   17,672,896.02

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2003.........  $15,905,217.50
September 2003......   14,146,020.84
October 2003........   12,395,262.03
November 2003.......   10,652,897.26
December 2003.......    8,918,882.96
January 2004........    7,193,175.79

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2004.......  $ 5,475,732.61
March 2004..........    3,766,510.52
April 2004..........    2,065,466.84
May 2004............      372,559.10
June 2004 and
  thereafter........            0.00

TC AND KM CLASSES PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2004............  $44,983,000.00
June 2004...........   43,176,549.71
July 2004...........   40,868,318.45
August 2004.........   38,571,113.55
September 2004......   36,284,877.74
October 2004........   34,009,554.04
November 2004.......   31,745,085.78
December 2004.......   29,491,416.56
January 2005........   27,261,370.06

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2005.......  $25,074,881.48
March 2005..........   22,931,161.94
April 2005..........   20,829,436.30
May 2005............   18,768,942.94
June 2005...........   16,748,933.47
July 2005...........   14,768,672.57
August 2005.........   12,827,437.74
September 2005......   10,924,519.07

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2005........  $ 9,059,219.05
November 2005.......    7,230,852.35
December 2005.......    5,438,745.59
January 2006........    3,682,237.17
February 2006.......    1,960,677.05
March 2006..........      273,426.57
April 2006 and
  thereafter........            0.00

TD AND KD CLASSES PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
March 2006..........  $79,602,500.00
April 2006..........   76,447,883.63
May 2006............   72,743,869.67
June 2006...........   69,114,049.92
July 2006...........   65,557,064.13
August 2006.........   62,071,575.88
September 2006......   58,656,272.19
October 2006........   55,309,863.12
November 2006.......   52,031,081.34
December 2006.......   48,818,681.80

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2007........  $45,671,441.30
February 2007.......   42,588,158.15
March 2007..........   39,567,651.77
April 2007..........   36,608,762.37
May 2007............   33,710,350.55
June 2007...........   30,871,296.98
July 2007...........   28,090,502.05
August 2007.........   25,366,885.51
September 2007......   22,699,386.20
October 2007........   20,086,961.63

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2007.......  $17,528,587.75
December 2007.......   15,023,258.56
January 2008........   12,569,985.87
February 2008.......   10,167,798.93
March 2008..........    7,815,744.17
April 2008..........    5,512,884.89
May 2008............    3,258,300.98
June 2008...........    1,051,088.62
July 2008 and
  thereafter........            0.00

TE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
June 2008...........  $72,029,500.00
July 2008...........   70,919,860.02
August 2008.........   68,804,743.12
September 2008......   66,734,381.34
October 2008........   64,707,933.31
November 2008.......   62,724,572.60
December 2008.......   60,783,487.45
January 2009........   58,883,880.57
February 2009.......   57,024,968.83
March 2009..........   55,205,983.05

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2009..........  $53,426,167.73
May 2009............   51,684,780.87
June 2009...........   49,981,093.68
July 2009...........   48,314,390.37
August 2009.........   46,683,967.94
September 2009......   45,089,135.94
October 2009........   43,529,216.28
November 2009.......   42,003,542.97
December 2009.......   40,511,461.96
January 2010........   39,052,330.90

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2010.......  $37,625,518.97
March 2010..........   36,230,406.63
April 2010..........   34,866,385.48
May 2010............   33,532,858.03
June 2010...........   32,229,237.52
July 2010...........   30,954,947.76
August 2010.........   29,709,422.90
September 2010......   28,492,107.29
October 2010........   27,302,455.27

        TE CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
November 2010.......  $26,139,931.03
December 2010.......   25,004,008.42
January 2011........   23,894,170.79
February 2011.......   22,809,910.80
March 2011..........   21,750,730.32
April 2011..........   20,716,140.18
May 2011............   19,705,660.10
June 2011...........   18,718,818.47
July 2011...........   17,755,152.26
August 2011.........   16,814,206.80
September 2011......   15,895,535.71
October 2011........   14,998,700.69

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2011.......  $14,123,271.41
December 2011.......   13,268,825.39
January 2012........   12,434,947.81
February 2012.......   11,621,231.42
March 2012..........   10,827,276.41
April 2012..........   10,052,690.25
May 2012............    9,297,087.57
June 2012...........    8,560,090.06
July 2012...........    7,841,326.31
August 2012.........    7,140,431.73
September 2012......    6,457,048.39
October 2012........    5,790,824.93

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2012.......  $ 5,141,416.44
December 2012.......    4,508,484.34
January 2013........    3,891,696.27
February 2013.......    3,290,725.99
March 2013..........    2,705,253.26
April 2013..........    2,134,963.75
May 2013............    1,579,548.91
June 2013...........    1,038,705.91
July 2013...........      512,137.49
August 2013 and
  thereafter........            0.00

TG CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
March 2006..........  $151,632,000.00
April 2006..........   148,477,383.63
May 2006............   144,773,369.67
June 2006...........   141,143,549.92
July 2006...........   137,586,564.13
August 2006.........   134,101,075.88
September 2006......   130,685,772.19
October 2006........   127,339,363.12
November 2006.......   124,060,581.34
December 2006.......   120,848,181.80
January 2007........   117,700,941.30
February 2007.......   114,617,658.15
March 2007..........   111,597,151.77
April 2007..........   108,638,262.37
May 2007............   105,739,850.55
June 2007...........   102,900,796.98
July 2007...........   100,120,002.05
August 2007.........    97,396,385.51
September 2007......    94,728,886.20
October 2007........    92,116,461.63
November 2007.......    89,558,087.75
December 2007.......    87,052,758.56
January 2008........    84,599,485.87
February 2008.......    82,197,298.93
March 2008..........    79,845,244.17
April 2008..........    77,542,384.89
May 2008............    75,287,800.98
June 2008...........    73,080,588.62
July 2008...........    70,919,860.02
August 2008.........    68,804,743.12
September 2008......    66,734,381.34

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
October 2008........  $ 64,707,933.31
November 2008.......    62,724,572.60
December 2008.......    60,783,487.45
January 2009........    58,883,880.57
February 2009.......    57,024,968.83
March 2009..........    55,205,983.05
April 2009..........    53,426,167.73
May 2009............    51,684,780.87
June 2009...........    49,981,093.68
July 2009...........    48,314,390.37
August 2009.........    46,683,967.94
September 2009......    45,089,135.94
October 2009........    43,529,216.28
November 2009.......    42,003,542.97
December 2009.......    40,511,461.96
January 2010........    39,052,330.90
February 2010.......    37,625,518.97
March 2010..........    36,230,406.63
April 2010..........    34,866,385.48
May 2010............    33,532,858.03
June 2010...........    32,229,237.52
July 2010...........    30,954,947.76
August 2010.........    29,709,422.90
September 2010......    28,492,107.29
October 2010........    27,302,455.27
November 2010.......    26,139,931.03
December 2010.......    25,004,008.42
January 2011........    23,894,170.79
February 2011.......    22,809,910.80
March 2011..........    21,750,730.32

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
April 2011..........  $ 20,716,140.18
May 2011............    19,705,660.10
June 2011...........    18,718,818.47
July 2011...........    17,755,152.26
August 2011.........    16,814,206.80
September 2011......    15,895,535.71
October 2011........    14,998,700.69
November 2011.......    14,123,271.41
December 2011.......    13,268,825.39
January 2012........    12,434,947.81
February 2012.......    11,621,231.42
March 2012..........    10,827,276.41
April 2012..........    10,052,690.25
May 2012............     9,297,087.57
June 2012...........     8,560,090.06
July 2012...........     7,841,326.31
August 2012.........     7,140,431.73
September 2012......     6,457,048.39
October 2012........     5,790,824.93
November 2012.......     5,141,416.44
December 2012.......     4,508,484.34
January 2013........     3,891,696.27
February 2013.......     3,290,725.99
March 2013..........     2,705,253.26
April 2013..........     2,134,963.75
May 2013............     1,579,548.91
June 2013...........     1,038,705.91
July 2013...........       512,137.49
August 2013 and
  thereafter........             0.00

KB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
February 2003.......  $32,895,500.00
March 2003..........   30,760,674.41
April 2003..........   28,528,140.27
May 2003............   26,306,335.20
June 2003...........   24,095,203.51
July 2003...........   21,894,689.81

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2003.........  $19,704,739.00
September 2003......   17,525,296.24
October 2003........   15,356,307.01
November 2003.......   13,197,717.04
December 2003.......   11,049,472.35
January 2004........    8,911,519.22

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2004.......  $ 6,783,804.24
March 2004..........    4,666,274.25
April 2004..........    2,558,876.36
May 2004............      461,557.96
June 2004 and
  thereafter........            0.00

KC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2004............  $57,835,500.00
June 2004...........   55,512,912.45
July 2004...........   52,545,175.55
August 2004.........   49,591,615.45
September 2004......   46,652,158.51
October 2004........   43,726,731.49
November 2004.......   40,815,261.51
December 2004.......   37,917,676.06
January 2005........   35,050,462.80

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2005.......  $32,239,252.78
March 2005..........   29,483,031.73
April 2005..........   26,780,803.05
May 2005............   24,131,587.47
June 2005...........   21,534,422.82
July 2005...........   18,988,363.66
August 2005.........   16,492,481.05
September 2005......   14,045,862.27

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2005........  $11,647,610.51
November 2005.......    9,296,844.61
December 2005.......    6,992,698.81
January 2006........    4,734,322.47
February 2006.......    2,520,879.83
March 2006..........      351,549.74
April 2006 and
  thereafter........            0.00

UD CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
April 2000..........  $43,334,000.00
May 2000............   41,545,208.55
June 2000...........   39,696,009.37
July 2000...........   37,787,205.55
August 2000.........   35,819,630.17
September 2000......   33,794,145.66
October 2000........   31,711,643.23
November 2000.......   29,573,042.19

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2000.......  $27,379,289.26
January 2001........   25,131,357.93
February 2001.......   22,862,398.76
March 2001..........   20,604,964.42
April 2001..........   18,358,995.59
May 2001............   16,124,433.24
June 2001...........   13,901,218.67
July 2001...........   11,689,293.44

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2001.........  $ 9,488,599.46
September 2001......    7,299,078.89
October 2001........    5,120,674.23
November 2001.......    2,953,328.26
December 2001.......      796,984.03
January 2002 and
  thereafter........            0.00

UE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
December 2001.......  $50,000,000.00
January 2002........   49,198,497.90
February 2002.......   47,929,738.34
March 2002..........   46,667,417.78
April 2002..........   45,411,503.07
May 2002............   44,161,961.24
June 2002...........   42,918,759.48
July 2002...........   41,681,865.14
August 2002.........   40,451,245.76
September 2002......   39,226,869.04
October 2002........   38,008,702.84
November 2002.......   36,796,715.17
December 2002.......   35,590,874.24

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2003........  $34,391,148.40
February 2003.......   33,197,506.17
March 2003..........   32,009,916.23
April 2003..........   30,828,347.41
May 2003............   29,652,768.73
June 2003...........   28,483,149.33
July 2003...........   27,319,458.54
August 2003.........   26,161,665.85
September 2003......   25,009,740.87
October 2003........   23,863,653.40
November 2003.......   22,723,373.39
December 2003.......   21,588,870.93
January 2004........   20,460,116.28

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2004.......  $19,337,079.85
March 2004..........   18,219,732.20
April 2004..........   17,108,044.03
May 2004............   16,001,986.21
June 2004...........   14,901,529.75
July 2004...........   13,806,645.80
August 2004.........   12,717,305.68
September 2004......   11,633,480.84
October 2004........   10,555,142.89
November 2004.......    9,482,263.57
December 2004.......    8,414,814.77
January 2005........    7,352,768.54

        UE CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
February 2005.......  $ 6,296,097.06
March 2005..........    5,244,772.65
April 2005..........    4,198,767.77

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2005............  $ 3,158,055.05
June 2005...........    2,122,607.23
July 2005...........    1,092,397.20
August 2005.........       67,397.98
September 2005 and
  thereafter........            0.00

UP CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
December 2001.......  $29,811,000.00
January 2002........   29,264,087.03
February 2002.......   28,398,336.25
March 2002..........   27,536,979.19
April 2002..........   26,679,993.23
May 2002............   25,827,355.87
June 2002...........   24,979,044.72
July 2002...........   24,135,037.50
August 2002.........   23,295,312.06
September 2002......   22,459,846.36
October 2002........   21,628,618.47
November 2002.......   20,801,606.56
December 2002.......   19,978,788.95
January 2003........   19,160,144.02

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2003.......  $18,345,650.31
March 2003..........   17,535,286.44
April 2003..........   16,729,031.14
May 2003............   15,926,863.27
June 2003...........   15,128,761.78
July 2003...........   14,334,705.73
August 2003.........   13,544,674.31
September 2003......   12,758,646.78
October 2003........   11,976,602.53
November 2003.......   11,198,521.06
December 2003.......   10,424,381.97
January 2004........    9,654,164.95
February 2004.......    8,887,849.81

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2004..........  $ 8,125,416.46
April 2004..........    7,366,844.93
May 2004............    6,612,115.31
June 2004...........    5,861,207.84
July 2004...........    5,114,102.83
August 2004.........    4,370,780.70
September 2004......    3,631,221.99
October 2004........    2,895,407.30
November 2004.......    2,163,317.37
December 2004.......    1,434,933.01
January 2005........      710,235.14
February 2005 and
  thereafter........            0.00

UQ CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
January 2005........  $4,307,000.00
February 2005.......   4,296,204.79
March 2005..........   3,578,823.06
April 2005..........   2,865,071.18

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2005............  $2,154,930.45
June 2005...........   1,448,382.27
July 2005...........     745,408.15
August 2005.........      45,989.69
September 2005 and
  thereafter........           0.00

PN CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
August 2005.........  $120,000,000.00
September 2005......   118,397,691.33
October 2005........   116,690,671.41
November 2005.......   114,992,283.23
December 2005.......   113,302,482.36
January 2006........   111,621,224.57
February 2006.......   109,948,465.86
March 2006..........   108,284,162.48
April 2006..........   106,628,270.87
May 2006............   104,980,747.74
June 2006...........   103,341,549.97
July 2006...........   101,710,634.71
August 2006.........   100,087,959.29
September 2006......    98,473,481.29

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
October 2006........  $ 96,867,158.49
November 2006.......    95,268,948.89
December 2006.......    93,678,810.71
January 2007........    92,096,702.39
February 2007.......    90,522,582.58
March 2007..........    88,956,410.13
April 2007..........    87,398,144.11
May 2007............    85,847,743.82
June 2007...........    84,305,168.73
July 2007...........    82,770,378.55
August 2007.........    81,243,333.19
September 2007......    79,723,992.76
October 2007........    78,213,325.79
November 2007.......    76,724,436.79
December 2007.......    75,257,021.17

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
January 2008........  $ 73,810,778.54
February 2008.......    72,385,412.64
March 2008..........    70,980,631.27
April 2008..........    69,596,146.27
May 2008............    68,231,673.44
June 2008...........    66,886,932.50
July 2008...........    65,561,647.01
August 2008.........    64,255,544.36
September 2008......    62,968,355.68
October 2008........    61,699,815.80
November 2008.......    60,449,663.22
December 2008.......    59,217,640.02
January 2009........    58,003,491.85
February 2009.......    56,806,967.85

        PN CLASS (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
March 2009..........  $ 55,627,820.65
April 2009..........    54,465,806.25
May 2009............    53,320,684.05
June 2009...........    52,192,216.72
July 2009...........    51,080,170.26
August 2009.........    49,984,313.86
September 2009......    48,904,419.90
October 2009........    47,840,263.91
November 2009.......    46,791,624.51
December 2009.......    45,758,283.37
January 2010........    44,740,025.20
February 2010.......    43,736,637.64
March 2010..........    42,747,911.30
April 2010..........    41,773,639.65
May 2010............    40,813,619.05
June 2010...........    39,867,648.64
July 2010...........    38,935,530.34
August 2010.........    38,017,068.82
September 2010......    37,112,071.45
October 2010........    36,220,348.25
November 2010.......    35,341,711.86
December 2010.......    34,475,977.54
January 2011........    33,622,963.08
February 2011.......    32,782,488.79
March 2011..........    31,954,377.49
April 2011..........    31,138,454.42
May 2011............    30,334,547.25
June 2011...........    29,542,486.04
July 2011...........    28,762,103.21

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
August 2011.........  $ 27,993,233.48
September 2011......    27,235,713.88
October 2011........    26,489,383.66
November 2011.......    25,754,084.35
December 2011.......    25,029,659.63
January 2012........    24,315,955.37
February 2012.......    23,612,819.57
March 2012..........    22,920,102.33
April 2012..........    22,237,655.84
May 2012............    21,565,334.34
June 2012...........    20,902,994.07
July 2012...........    20,250,493.29
August 2012.........    19,607,692.22
September 2012......    18,974,453.00
October 2012........    18,350,639.72
November 2012.......    17,736,118.32
December 2012.......    17,130,756.61
January 2013........    16,534,424.27
February 2013.......    15,946,992.74
March 2013..........    15,368,335.27
April 2013..........    14,798,326.88
May 2013............    14,236,844.30
June 2013...........    13,683,766.00
July 2013...........    13,138,972.14
August 2013.........    12,602,344.51
September 2013......    12,073,766.59
October 2013........    11,553,123.45
November 2013.......    11,040,301.77

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
December 2013.......  $ 10,535,189.82
January 2014........    10,037,677.39
February 2014.......     9,547,655.83
March 2014..........     9,065,018.01
April 2014..........     8,589,658.28
May 2014............     8,121,472.45
June 2014...........     7,660,357.80
July 2014...........     7,206,213.03
August 2014.........     6,758,938.27
September 2014......     6,318,435.02
October 2014........     5,884,606.16
November 2014.......     5,457,355.94
December 2014.......     5,036,589.92
January 2015........     4,622,215.00
February 2015.......     4,214,139.36
March 2015..........     3,812,272.49
April 2015..........     3,416,525.12
May 2015............     3,026,809.22
June 2015...........     2,643,038.01
July 2015...........     2,265,125.92
August 2015.........     1,892,988.57
September 2015......     1,526,542.76
October 2015........     1,165,706.44
November 2015.......       810,398.74
December 2015.......       460,539.90
January 2016........       116,051.26
February 2016 and
  thereafter........             0.00

UC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
January 2016........  $19,016,000.00
February 2016.......   18,792,855.30
March 2016..........   18,458,875.55
April 2016..........   18,130,036.64
May 2016............   17,806,264.22
June 2016...........   17,487,485.02
July 2016...........   17,173,626.77
August 2016.........   16,864,618.22
September 2016......   16,560,389.12
October 2016........   16,260,870.21
November 2016.......   15,965,993.19
December 2016.......   15,675,690.74
January 2017........   15,389,896.45
February 2017.......   15,108,544.87
March 2017..........   14,831,571.45
April 2017..........   14,558,912.58
May 2017............   14,290,505.50
June 2017...........   14,026,288.36
July 2017...........   13,766,200.16
August 2017.........   13,510,180.79
September 2017......   13,258,170.95

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2017........  $13,010,112.18
November 2017.......   12,765,946.87
December 2017.......   12,525,618.19
January 2018........   12,289,070.12
February 2018.......   12,056,247.44
March 2018..........   11,827,095.68
April 2018..........   11,601,561.17
May 2018............   11,379,590.98
June 2018...........   11,161,132.92
July 2018...........   10,946,135.55
August 2018.........   10,734,548.15
September 2018......   10,526,320.71
October 2018........   10,321,403.93
November 2018.......   10,119,749.20
December 2018.......    9,921,308.62
January 2019........    9,726,034.94
February 2019.......    9,533,881.58
March 2019..........    9,344,802.63
April 2019..........    9,158,752.83
May 2019............    8,975,687.54
June 2019...........    8,795,562.78

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
July 2019...........  $ 8,618,335.18
August 2019.........    8,443,961.96
September 2019......    8,272,400.99
October 2019........    8,103,610.71
November 2019.......    7,937,550.14
December 2019.......    7,774,178.90
January 2020........    7,613,457.19
February 2020.......    7,455,345.74
March 2020..........    7,299,805.87
April 2020..........    7,146,799.44
May 2020............    6,996,288.83
June 2020...........    6,848,236.99
July 2020...........    6,702,607.37
August 2020.........    6,559,363.96
September 2020......    6,418,471.23
October 2020........    6,279,894.19
November 2020.......    6,143,598.32
December 2020.......    6,009,549.62
January 2021........    5,877,714.55
February 2021.......    5,748,060.05

        UC CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
March 2021..........  $ 5,620,553.54
April 2021..........    5,495,162.90
May 2021............    5,371,856.47
June 2021...........    5,250,603.04
July 2021...........    5,131,371.85
August 2021.........    5,014,132.56
September 2021......    4,898,855.28
October 2021........    4,785,510.56
November 2021.......    4,674,069.33
December 2021.......    4,564,502.98
January 2022........    4,456,783.28
February 2022.......    4,350,882.41
March 2022..........    4,246,772.96
April 2022..........    4,144,427.89
May 2022............    4,043,820.57
June 2022...........    3,944,924.73
July 2022...........    3,847,714.50
August 2022.........    3,752,164.37
September 2022......    3,658,249.18
October 2022........    3,565,944.16
November 2022.......    3,475,224.87
December 2022.......    3,386,067.24
January 2023........    3,298,447.53
February 2023.......    3,212,342.35
March 2023..........    3,127,728.65
April 2023..........    3,044,583.70
May 2023............    2,962,885.11
June 2023...........    2,882,610.80
July 2023...........    2,803,739.01
August 2023.........    2,726,248.31

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
September 2023......  $ 2,650,117.55
October 2023........    2,575,325.91
November 2023.......    2,501,852.86
December 2023.......    2,429,678.17
January 2024........    2,358,781.89
February 2024.......    2,289,144.37
March 2024..........    2,220,746.25
April 2024..........    2,153,568.43
May 2024............    2,087,592.10
June 2024...........    2,022,798.73
July 2024...........    1,959,170.04
August 2024.........    1,896,688.02
September 2024......    1,835,334.92
October 2024........    1,775,093.26
November 2024.......    1,715,945.80
December 2024.......    1,657,875.56
January 2025........    1,600,865.80
February 2025.......    1,544,900.01
March 2025..........    1,489,961.95
April 2025..........    1,436,035.60
May 2025............    1,383,105.16
June 2025...........    1,331,155.09
July 2025...........    1,280,170.05
August 2025.........    1,230,134.93
September 2025......    1,181,034.85
October 2025........    1,132,855.13
November 2025.......    1,085,581.33
December 2025.......    1,039,199.19
January 2026........      993,694.68
February 2026.......      949,053.97

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2026..........  $   905,263.43
April 2026..........      862,309.63
May 2026............      820,179.33
June 2026...........      778,859.51
July 2026...........      738,337.29
August 2026.........      698,600.04
September 2026......      659,635.27
October 2026........      621,430.69
November 2026.......      583,974.19
December 2026.......      547,253.84
January 2027........      511,257.88
February 2027.......      475,974.72
March 2027..........      441,392.96
April 2027..........      407,501.35
May 2027............      374,288.80
June 2027...........      341,744.40
July 2027...........      309,857.39
August 2027.........      278,617.19
September 2027......      248,013.34
October 2027........      218,035.56
November 2027.......      188,673.72
December 2027.......      159,917.83
January 2028........      131,758.07
February 2028.......      104,184.73
March 2028..........       77,188.27
April 2028..........       50,759.29
May 2028............       24,888.51
June 2028...........       12,077.24
July 2028 and
  thereafter........            0.00

LA CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2001............  $24,906,200.00
June 2001...........   22,127,728.44
July 2001...........   19,363,230.34
August 2001.........   16,612,633.61
September 2001......   13,875,866.55
October 2001........   11,152,857.80

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2001.......  $ 8,443,536.37
December 2001.......    5,747,831.66
January 2002........    3,065,673.41
February 2002.......      396,991.73
March 2002 and
  thereafter........            0.00

LB CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
February 2002.......  $277,184,800.00
March 2002..........   274,926,517.08
April 2002..........   272,284,580.29
May 2002............   269,655,912.54
June 2002...........   267,040,445.35
July 2002...........   264,438,110.63
August 2002.........   261,848,840.60
September 2002......   259,272,567.84

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
October 2002........  $256,709,225.30
November 2002.......   254,158,746.23
December 2002.......   251,621,064.27
January 2003........   249,096,113.37
February 2003.......   246,583,827.83
March 2003..........   244,084,142.29
April 2003..........   241,596,991.72

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
May 2003............  $239,122,311.43
June 2003...........   236,660,037.05
July 2003...........   234,210,104.57
August 2003.........   231,772,450.27
September 2003......   229,347,010.79
October 2003........   226,933,723.07
November 2003.......   224,532,524.41

        LB CLASS (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
December 2003.......  $222,143,352.38
January 2004........   219,766,144.93
February 2004.......   217,400,840.28
March 2004..........   215,047,376.99
April 2004..........   212,705,693.93
May 2004............   210,375,730.30
June 2004...........   208,057,425.58
July 2004...........   205,750,719.60
August 2004.........   203,455,552.47
September 2004......   201,171,864.62
October 2004........   198,899,596.79
November 2004.......   196,638,690.00
December 2004.......   194,389,085.61
January 2005........   192,150,725.26
February 2005.......   189,923,550.89
March 2005..........   187,707,504.74
April 2005..........   185,502,529.35
May 2005............   183,308,567.55
June 2005...........   181,125,562.48
July 2005...........   178,953,457.54
August 2005.........   176,792,196.46
September 2005......   174,641,723.24
October 2005........   172,501,982.15
November 2005.......   170,372,917.78
December 2005.......   168,254,474.99
January 2006........   166,146,598.91
February 2006.......   164,049,234.98
March 2006..........   161,962,328.90
April 2006..........   159,885,826.64
May 2006............   157,819,674.48
June 2006...........   155,763,818.95
July 2006...........   153,718,206.87
August 2006.........   151,682,785.32
September 2006......   149,657,501.66
October 2006........   147,642,303.52
November 2006.......   145,637,138.79
December 2006.......   143,641,955.65
January 2007........   141,656,702.52
February 2007.......   139,681,328.11
March 2007..........   137,715,781.37
April 2007..........   135,760,011.52
May 2007............   133,813,968.06
June 2007...........   131,877,600.72
July 2007...........   129,950,859.51
August 2007.........   128,033,694.69
September 2007......   126,126,056.77
October 2007........   124,227,896.52
November 2007.......   122,339,164.96
December 2007.......   120,459,813.37
January 2008........   118,589,793.27
February 2008.......   116,736,840.81
March 2008..........   114,910,452.53
April 2008..........   113,110,258.52
May 2008............   111,335,893.99
June 2008...........   109,586,999.13

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
July 2008...........  $107,863,219.06
August 2008.........   106,164,203.77
September 2008......   104,489,608.06
October 2008........   102,839,091.47
November 2008.......   101,212,318.19
December 2008.......    99,608,957.03
January 2009........    98,028,681.36
February 2009.......    96,471,169.00
March 2009..........    94,936,102.23
April 2009..........    93,423,167.68
May 2009............    91,932,056.25
June 2009...........    90,462,463.14
July 2009...........    89,014,087.70
August 2009.........    87,586,633.42
September 2009......    86,179,807.86
October 2009........    84,793,322.60
November 2009.......    83,426,893.19
December 2009.......    82,080,239.08
January 2010........    80,753,083.57
February 2010.......    79,445,153.80
March 2010..........    78,156,180.61
April 2010..........    76,885,898.58
May 2010............    75,634,045.93
June 2010...........    74,400,364.46
July 2010...........    73,184,599.56
August 2010.........    71,986,500.09
September 2010......    70,805,818.38
October 2010........    69,642,310.17
November 2010.......    68,495,734.55
December 2010.......    67,365,853.95
January 2011........    66,252,434.05
February 2011.......    65,155,243.76
March 2011..........    64,074,055.18
April 2011..........    63,008,643.54
May 2011............    61,958,787.17
June 2011...........    60,924,267.46
July 2011...........    59,904,868.80
August 2011.........    58,900,378.57
September 2011......    57,910,587.05
October 2011........    56,935,287.46
November 2011.......    55,974,275.81
December 2011.......    55,027,350.98
January 2012........    54,094,314.59
February 2012.......    53,174,971.00
March 2012..........    52,269,127.29
April 2012..........    51,376,593.17
May 2012............    50,497,181.00
June 2012...........    49,630,705.73
July 2012...........    48,776,984.84
August 2012.........    47,935,838.36
September 2012......    47,107,088.80
October 2012........    46,290,561.10
November 2012.......    45,486,082.64
December 2012.......    44,693,483.18
January 2013........    43,912,594.82

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
February 2013.......  $ 43,143,252.01
March 2013..........    42,385,291.45
April 2013..........    41,638,552.12
May 2013............    40,902,875.24
June 2013...........    40,178,104.20
July 2013...........    39,464,084.56
August 2013.........    38,760,664.02
September 2013......    38,067,692.41
October 2013........    37,385,021.60
November 2013.......    36,712,505.54
December 2013.......    36,050,000.18
January 2014........    35,397,363.49
February 2014.......    34,754,455.38
March 2014..........    34,121,137.72
April 2014..........    33,497,274.29
May 2014............    32,882,730.75
June 2014...........    32,277,374.63
July 2014...........    31,681,075.28
August 2014.........    31,093,703.90
September 2014......    30,515,133.43
October 2014........    29,945,238.59
November 2014.......    29,383,895.86
December 2014.......    28,830,983.41
January 2015........    28,286,381.09
February 2015.......    27,749,970.45
March 2015..........    27,221,634.66
April 2015..........    26,701,258.53
May 2015............    26,188,728.45
June 2015...........    25,683,932.40
July 2015...........    25,186,759.92
August 2015.........    24,697,102.08
September 2015......    24,214,851.45
October 2015........    23,739,902.13
November 2015.......    23,272,149.66
December 2015.......    22,811,491.04
January 2016........    22,357,824.70
February 2016.......    21,911,050.51
March 2016..........    21,471,069.70
April 2016..........    21,037,784.90
May 2016............    20,611,100.06
June 2016...........    20,190,920.51
July 2016...........    19,777,152.88
August 2016.........    19,369,705.10
September 2016......    18,968,486.37
October 2016........    18,573,407.19
November 2016.......    18,184,379.27
December 2016.......    17,801,315.59
January 2017........    17,424,130.30
February 2017.......    17,052,738.78
March 2017..........    16,687,057.59
April 2017..........    16,327,004.43
May 2017............    15,972,498.17
June 2017...........    15,623,458.81
July 2017...........    15,279,807.47
August 2017.........    14,941,466.35

        LB CLASS (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
September 2017......  $ 14,608,358.77
October 2017........    14,280,409.10
November 2017.......    13,957,542.78
December 2017.......    13,639,686.27
January 2018........    13,326,767.09
February 2018.......    13,018,713.75
March 2018..........    12,715,455.77
April 2018..........    12,416,923.66
May 2018............    12,123,048.90
June 2018...........    11,833,763.92
July 2018...........    11,549,002.11
August 2018.........    11,268,697.79
September 2018......    10,992,786.19
October 2018........    10,721,203.47
November 2018.......    10,453,886.66
December 2018.......    10,190,773.69
January 2019........     9,931,803.36
February 2019.......     9,676,915.31
March 2019..........     9,426,050.06
April 2019..........     9,179,148.94
May 2019............     8,936,154.11
June 2019...........     8,697,008.55
July 2019...........     8,461,656.03
August 2019.........     8,230,041.12
September 2019......     8,002,109.16
October 2019........     7,777,806.26
November 2019.......     7,557,079.30

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
December 2019.......  $  7,339,875.91
January 2020........     7,126,144.43
February 2020.......     6,915,833.94
March 2020..........     6,708,894.26
April 2020..........     6,505,275.89
May 2020............     6,304,930.04
June 2020...........     6,107,808.60
July 2020...........     5,913,864.14
August 2020.........     5,723,049.91
September 2020......     5,535,319.80
October 2020........     5,350,628.37
November 2020.......     5,168,930.81
December 2020.......     4,990,182.95
January 2021........     4,814,341.25
February 2021.......     4,641,362.75
March 2021..........     4,471,205.15
April 2021..........     4,303,826.70
May 2021............     4,139,186.28
June 2021...........     3,977,243.32
July 2021...........     3,817,957.85
August 2021.........     3,661,290.44
September 2021......     3,507,202.24
October 2021........     3,355,654.95
November 2021.......     3,206,610.80
December 2021.......     3,060,032.56
January 2022........     2,915,883.53
February 2022.......     2,774,127.53

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
March 2022..........  $  2,634,728.89
April 2022..........     2,497,652.46
May 2022............     2,362,863.57
June 2022...........     2,230,328.06
July 2022...........     2,100,012.24
August 2022.........     1,971,882.91
September 2022......     1,845,907.34
October 2022........     1,722,053.26
November 2022.......     1,600,288.87
December 2022.......     1,480,582.81
January 2023........     1,362,904.18
February 2023.......     1,247,222.51
March 2023..........     1,133,507.76
April 2023..........     1,021,730.34
May 2023............       911,861.06
June 2023...........       803,871.15
July 2023...........       697,732.27
August 2023.........       593,416.46
September 2023......       490,896.17
October 2023........       390,144.25
November 2023.......       291,133.93
December 2023.......       193,838.81
January 2024........        98,232.90
February 2024.......         4,290.57
March 2024 and
  thereafter........             0.00

LC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
February 2024.......  $3,182,800.00
March 2024..........   3,094,786.53
April 2024..........   3,004,095.88
May 2024............   2,914,994.09
June 2024...........   2,827,456.94
July 2024...........   2,741,460.58
August 2024.........   2,656,981.52
September 2024......   2,573,996.58
October 2024........   2,492,482.92
November 2024.......   2,412,418.04
December 2024.......   2,333,779.74
January 2025........   2,256,546.16
February 2025.......   2,180,695.75
March 2025..........   2,106,207.27
April 2025..........   2,033,059.78
May 2025............   1,961,232.65
June 2025...........   1,890,705.54
July 2025...........   1,821,458.41
August 2025.........   1,753,471.50

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
September 2025......  $1,686,725.34
October 2025........   1,621,200.75
November 2025.......   1,556,878.81
December 2025.......   1,493,740.90
January 2026........   1,431,768.63
February 2026.......   1,370,943.91
March 2026..........   1,311,248.90
April 2026..........   1,252,666.01
May 2026............   1,195,177.93
June 2026...........   1,138,767.57
July 2026...........   1,083,418.11
August 2026.........   1,029,112.96
September 2026......     975,835.77
October 2026........     923,570.46
November 2026.......     872,301.13
December 2026.......     822,012.16
January 2027........     772,688.12
February 2027.......     724,313.84
March 2027..........     676,874.34

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2027..........  $  630,354.87
May 2027............     584,740.90
June 2027...........     540,018.11
July 2027...........     496,172.38
August 2027.........     453,189.81
September 2027......     411,056.69
October 2027........     369,759.52
November 2027.......     329,284.99
December 2027.......     289,620.00
January 2028........     250,751.61
February 2028.......     212,667.11
March 2028..........     175,353.95
April 2028..........     138,799.77
May 2028............     102,992.40
June 2028...........      67,919.82
July 2028...........      33,570.23
August 2028 and
  thereafter........           0.00

AGGREGATE GROUP I TARGETED BALANCES

    DISTRIBUTION         TARGETED
        DATE              BALANCE
    ------------         --------
Initial Balance.....  $264,584,000.00
May 1999............   260,864,206.72
June 1999...........   256,989,320.22
July 1999...........   252,961,135.85
August 1999.........   248,781,542.79
September 1999......   244,452,522.71
October 1999........   239,976,148.29
November 1999.......   235,354,581.63
December 1999.......   230,590,072.63
January 2000........   225,684,957.22
February 2000.......   220,641,655.51
March 2000..........   215,462,669.86
April 2000..........   210,150,582.92
May 2000............   204,708,055.44
June 2000...........   204,467,873.52
July 2000...........   204,218,628.33
August 2000.........   203,960,687.40
September 2000......   203,694,428.27
October 2000........   203,420,237.97
November 2000.......   203,138,512.49
December 2000.......   202,849,656.23
January 2001........   202,554,081.47
February 2001.......   202,252,207.80
March 2001..........   201,944,461.50
April 2001..........   201,631,275.01
May 2001............   201,324,769.86
June 2001...........   201,024,892.95
July 2001...........   200,731,591.56
August 2001.........   200,444,813.39
September 2001......   200,164,506.47
October 2001........   199,890,619.26
November 2001.......   199,623,100.56
December 2001.......   199,361,899.56
January 2002........   199,106,965.83
February 2002.......   198,858,249.28
March 2002..........   198,615,700.22
April 2002..........   198,379,269.31
May 2002............   198,148,907.55
June 2002...........   197,924,566.33
July 2002...........   197,706,197.39
August 2002.........   197,493,752.82
September 2002......   197,287,185.05
October 2002........   197,086,446.88
November 2002.......   196,891,491.45
December 2002.......   196,702,272.23
January 2003........   196,518,743.04
February 2003.......   196,340,858.07
March 2003..........   196,168,571.79
April 2003..........   196,001,839.06
May 2003............   195,840,615.04
June 2003...........   195,684,855.23
July 2003...........   195,534,515.46
August 2003.........   195,389,551.88
September 2003......   195,249,920.97

    DISTRIBUTION         TARGETED
        DATE              BALANCE
    ------------         --------
October 2003........  $195,115,579.53
November 2003.......   194,986,484.69
December 2003.......   194,862,593.87
January 2004........   194,743,864.83
February 2004.......   194,630,255.63
March 2004..........   194,521,724.65
April 2004..........   194,418,230.58
May 2004............   194,319,732.40
June 2004...........   194,226,189.40
July 2004...........   194,137,561.20
August 2004.........   194,053,807.68
September 2004......   193,974,889.04
October 2004........   193,900,765.77
November 2004.......   193,831,398.66
December 2004.......   193,766,748.78
January 2005........   193,677,337.97
February 2005.......   193,517,434.06
March 2005..........   193,288,675.21
April 2005..........   192,992,669.14
May 2005............   192,630,993.64
June 2005...........   192,205,197.09
July 2005...........   191,716,798.99
August 2005.........   191,167,290.42
September 2005......   190,558,134.60
October 2005........   189,890,767.32
November 2005.......   189,166,597.44
December 2005.......   188,387,007.35
January 2006........   187,553,353.45
February 2006.......   186,666,966.58
March 2006..........   185,729,152.48
April 2006..........   184,741,192.22
May 2006............   183,704,342.65
June 2006...........   182,619,836.80
July 2006...........   181,488,884.30
August 2006.........   180,312,671.82
September 2006......   179,092,363.41
October 2006........   177,829,100.96
November 2006.......   176,524,004.57
December 2006.......   175,178,172.90
January 2007........   173,792,683.59
February 2007.......   172,368,593.60
March 2007..........   170,906,939.58
April 2007..........   169,408,738.25
May 2007............   167,874,986.70
June 2007...........   166,306,662.80
July 2007...........   164,704,725.48
August 2007.........   163,070,115.11
September 2007......   161,403,753.77
October 2007........   159,706,545.66
November 2007.......   157,979,377.32
December 2007.......   156,223,118.01
January 2008........   154,438,619.98
February 2008.......   152,626,718.80
March 2008..........   150,788,233.61

    DISTRIBUTION         TARGETED
        DATE              BALANCE
    ------------         --------
April 2008..........  $148,923,967.47
May 2008............   147,034,707.59
June 2008...........   145,121,225.66
July 2008...........   143,184,278.07
August 2008.........   141,224,606.24
September 2008......   139,242,936.84
October 2008........   137,239,982.09
November 2008.......   135,216,439.97
December 2008.......   133,172,994.53
January 2009........   131,110,316.10
February 2009.......   129,029,061.54
March 2009..........   126,929,874.50
April 2009..........   124,813,385.61
May 2009............   122,680,212.79
June 2009...........   120,530,961.40
July 2009...........   118,366,224.49
August 2009.........   116,186,583.06
September 2009......   113,992,606.22
October 2009........   111,784,851.43
November 2009.......   109,563,864.72
December 2009.......   107,330,180.85
January 2010........   105,084,323.57
February 2010.......   102,826,805.80
March 2010..........   100,558,129.80
April 2010..........    98,278,787.39
May 2010............    95,989,260.11
June 2010...........    93,690,019.46
July 2010...........    91,381,527.01
August 2010.........    89,064,234.64
September 2010......    86,738,584.69
October 2010........    84,405,010.12
November 2010.......    82,063,934.72
December 2010.......    79,715,773.21
January 2011........    77,360,931.50
February 2011.......    74,999,806.75
March 2011..........    72,632,787.61
April 2011..........    70,260,254.33
May 2011............    67,882,578.91
June 2011...........    65,500,125.30
July 2011...........    63,113,249.48
August 2011.........    60,722,299.65
September 2011......    58,327,616.38
October 2011........    55,929,532.72
November 2011.......    53,528,374.33
December 2011.......    51,124,459.67
January 2012........    48,718,100.08
February 2012.......    46,309,599.93
March 2012..........    43,899,256.76
April 2012..........    41,487,361.38
May 2012............    39,074,198.03
June 2012...........    36,660,044.46
July 2012...........    34,245,172.07
August 2012.........    31,829,846.07
September 2012......    29,414,325.49

    AGGREGATE GROUP I (CONTINUED)

    DISTRIBUTION         TARGETED
        DATE              BALANCE
--------------------  ---------------
October 2012........  $ 26,998,863.42
November 2012.......    24,583,707.03
December 2012.......    22,169,097.70
January 2013........    19,755,271.17
February 2013.......    17,342,457.60
March 2013..........    14,930,881.67
April 2013..........    12,520,762.74

    DISTRIBUTION         TARGETED
        DATE              BALANCE
    ------------         --------
May 2013............  $ 10,112,314.88
June 2013...........     7,705,747.01
July 2013...........     5,301,262.99
August 2013.........     2,898,613.62
September 2013 and
  thereafter........             0.00

AGGREGATE GROUP II PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance.....  $125,767,600.00
May 1999............   124,614,946.71
June 1999...........   123,339,548.37
July 1999...........   121,941,976.99
August 1999.........   120,422,896.29
September 1999......   118,783,061.37
October 1999........   117,023,318.24
November 1999.......   115,144,603.20
December 1999.......   113,147,942.18
January 2000........   111,034,449.92
February 2000.......   108,805,329.03
March 2000..........   106,461,868.98
April 2000..........   104,005,444.90
May 2000............   101,437,516.38
June 2000...........    98,759,626.09
July 2000...........    95,973,398.25
August 2000.........    93,080,537.14
September 2000......    90,082,825.34
October 2000........    86,982,121.98
November 2000.......    83,780,360.86
December 2000.......    80,479,548.46
January 2001........    77,081,761.86
February 2001.......    73,589,146.61
March 2001..........    70,003,914.43
April 2001..........    66,328,340.90
May 2001............    62,564,763.07
June 2001...........    61,608,845.31
July 2001...........    60,667,920.75
August 2001.........    59,741,841.29
September 2001......    58,830,460.15
October 2001........    57,933,631.82
November 2001.......    57,051,212.09
December 2001.......    56,183,057.97
January 2002........    55,329,027.76
February 2002.......    54,488,980.99
March 2002..........    53,662,778.41
April 2002..........    52,850,282.02
May 2002............    52,051,355.00
June 2002...........    51,265,861.77
July 2002...........    50,493,667.90
August 2002.........    49,734,640.17
September 2002......    48,988,646.53
October 2002........    48,255,556.09

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
November 2002.......  $ 47,535,239.10
December 2002.......    46,827,566.98
January 2003........    46,132,412.26
February 2003.......    45,449,648.61
March 2003..........    44,779,150.80
April 2003..........    44,120,794.73
May 2003............    43,474,457.37
June 2003...........    42,840,016.81
July 2003...........    42,217,352.18
August 2003.........    41,606,343.71
September 2003......    41,006,872.68
October 2003........    40,418,821.42
November 2003.......    39,842,073.31
December 2003.......    39,276,512.77
January 2004........    38,722,025.23
February 2004.......    38,178,497.15
March 2004..........    37,645,815.98
April 2004..........    37,123,870.21
May 2004............    36,612,549.29
June 2004...........    36,111,743.66
July 2004...........    35,621,344.73
August 2004.........    35,141,244.91
September 2004......    34,671,337.53
October 2004........    34,211,516.90
November 2004.......    33,761,678.25
December 2004.......    33,321,717.76
January 2005........    32,891,532.56
February 2005.......    32,471,020.65
March 2005..........    32,060,080.98
April 2005..........    31,658,613.41
May 2005............    31,266,518.66
June 2005...........    30,883,698.38
July 2005...........    30,510,055.09
August 2005.........    30,145,492.17
September 2005......    29,789,913.88
October 2005........    29,443,225.35
November 2005.......    29,105,332.55
December 2005.......    28,776,142.31
January 2006........    28,455,562.27
February 2006.......    28,143,500.94
March 2006..........    27,839,867.63
April 2006..........    27,544,572.48
May 2006............    27,257,526.43

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
June 2006...........  $ 26,978,641.25
July 2006...........    26,707,829.47
August 2006.........    26,445,004.45
September 2006......    26,190,080.30
October 2006........    25,942,971.94
November 2006.......    25,703,595.04
December 2006.......    25,471,866.04
January 2007........    25,247,702.14
February 2007.......    25,031,021.30
March 2007..........    24,821,742.21
April 2007..........    24,619,784.30
May 2007............    24,425,067.76
June 2007...........    24,237,513.48
July 2007...........    24,057,043.08
August 2007.........    23,883,578.89
September 2007......    23,719,248.43
October 2007........    23,570,656.74
November 2007.......    23,437,555.75
December 2007.......    23,319,700.58
January 2008........    23,216,849.52
February 2008.......    23,120,979.58
March 2008..........    23,022,310.74
April 2008..........    22,920,932.68
May 2008............    22,816,933.25
June 2008...........    22,710,398.53
July 2008...........    22,601,412.82
August 2008.........    22,490,058.71
September 2008......    22,376,417.10
October 2008........    22,260,567.21
November 2008.......    22,142,586.63
December 2008.......    22,022,551.34
January 2009........    21,900,535.74
February 2009.......    21,776,612.68
March 2009..........    21,650,853.47
April 2009..........    21,523,327.94
May 2009............    21,394,104.44
June 2009...........    21,263,249.86
July 2009...........    21,130,829.71
August 2009.........    20,996,908.04
September 2009......    20,861,547.59
October 2009........    20,724,809.72
November 2009.......    20,586,754.48
December 2009.......    20,447,440.60

   AGGREGATE GROUP II (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
January 2010........  $ 20,306,925.56
February 2010.......    20,165,265.56
March 2010..........    20,022,515.60
April 2010..........    19,878,729.45
May 2010............    19,733,959.69
June 2010...........    19,588,257.74
July 2010...........    19,441,673.87
August 2010.........    19,294,257.24
September 2010......    19,146,055.89
October 2010........    18,997,116.77
November 2010.......    18,847,485.79
December 2010.......    18,697,207.78
January 2011........    18,546,326.59
February 2011.......    18,394,885.01
March 2011..........    18,242,924.87
April 2011..........    18,090,487.03
May 2011............    17,937,611.38
June 2011...........    17,784,336.89
July 2011...........    17,630,701.60
August 2011.........    17,476,742.66
September 2011......    17,322,496.31
October 2011........    17,167,997.96
November 2011.......    17,013,282.12
December 2011.......    16,858,382.49
January 2012........    16,703,331.96
February 2012.......    16,548,162.58
March 2012..........    16,392,905.63
April 2012..........    16,237,591.62
May 2012............    16,082,250.28
June 2012...........    15,926,910.60
July 2012...........    15,771,600.83
August 2012.........    15,616,348.52
September 2012......    15,461,180.49
October 2012........    15,306,122.87
November 2012.......    15,151,201.13
December 2012.......    14,996,440.06
January 2013........    14,841,863.78
February 2013.......    14,687,495.80
March 2013..........    14,533,358.98
April 2013..........    14,379,475.57
May 2013............    14,225,867.20
June 2013...........    14,072,554.93
July 2013...........    13,919,559.22
August 2013.........    13,766,899.97
September 2013......    13,614,596.52
October 2013........    13,462,667.64
November 2013.......    13,311,131.59
December 2013.......    13,160,006.08
January 2014........    13,009,308.33
February 2014.......    12,859,055.02
March 2014..........    12,709,262.35
April 2014..........    12,559,946.04
May 2014............    12,411,121.31
June 2014...........    12,262,802.94
July 2014...........    12,115,005.22

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
August 2014.........  $ 11,967,742.03
September 2014......    11,821,026.76
October 2014........    11,674,872.42
November 2014.......    11,529,291.55
December 2014.......    11,384,296.30
January 2015........    11,239,898.43
February 2015.......    11,096,109.26
March 2015..........    10,952,939.75
April 2015..........    10,810,400.48
May 2015............    10,668,501.65
June 2015...........    10,527,253.08
July 2015...........    10,386,664.25
August 2015.........    10,246,744.28
September 2015......    10,107,501.95
October 2015........     9,968,945.70
November 2015.......     9,831,083.65
December 2015.......     9,693,923.59
January 2016........     9,557,472.99
February 2016.......     9,421,739.01
March 2016..........     9,286,728.52
April 2016..........     9,152,448.09
May 2016............     9,018,903.99
June 2016...........     8,886,102.23
July 2016...........     8,754,048.50
August 2016.........     8,622,748.27
September 2016......     8,492,206.70
October 2016........     8,362,428.73
November 2016.......     8,233,419.02
December 2016.......     8,105,181.98
January 2017........     7,977,721.79
February 2017.......     7,851,042.40
March 2017..........     7,725,147.51
April 2017..........     7,600,040.59
May 2017............     7,475,724.91
June 2017...........     7,352,203.50
July 2017...........     7,229,479.20
August 2017.........     7,107,554.63
September 2017......     6,986,432.21
October 2017........     6,866,114.16
November 2017.......     6,746,602.52
December 2017.......     6,627,899.12
January 2018........     6,510,005.62
February 2018.......     6,392,923.50
March 2018..........     6,276,654.07
April 2018..........     6,161,198.45
May 2018............     6,046,557.61
June 2018...........     5,932,732.35
July 2018...........     5,819,723.31
August 2018.........     5,707,530.98
September 2018......     5,596,155.70
October 2018........     5,485,597.65
November 2018.......     5,375,856.87
December 2018.......     5,266,933.28
January 2019........     5,158,826.63
February 2019.......     5,051,536.56

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
March 2019..........  $  4,945,062.57
April 2019..........     4,839,404.04
May 2019............     4,734,560.22
June 2019...........     4,630,530.24
July 2019...........     4,527,313.13
August 2019.........     4,424,907.77
September 2019......     4,323,312.95
October 2019........     4,222,527.38
November 2019.......     4,122,549.61
December 2019.......     4,023,378.12
January 2020........     3,925,011.30
February 2020.......     3,827,447.41
March 2020..........     3,730,684.65
April 2020..........     3,634,721.11
May 2020............     3,539,554.78
June 2020...........     3,445,183.60
July 2020...........     3,351,605.40
August 2020.........     3,258,817.92
September 2020......     3,166,818.85
October 2020........     3,075,605.78
November 2020.......     2,985,176.24
December 2020.......     2,895,527.68
January 2021........     2,806,657.49
February 2021.......     2,718,562.97
March 2021..........     2,631,241.37
April 2021..........     2,544,689.89
May 2021............     2,458,905.65
June 2021...........     2,373,885.71
July 2021...........     2,289,627.08
August 2021.........     2,206,126.71
September 2021......     2,123,381.51
October 2021........     2,041,388.32
November 2021.......     1,960,143.94
December 2021.......     1,879,645.12
January 2022........     1,799,888.55
February 2022.......     1,720,870.91
March 2022..........     1,642,588.80
April 2022..........     1,565,038.80
May 2022............     1,488,217.45
June 2022...........     1,412,121.23
July 2022...........     1,336,746.61
August 2022.........     1,262,090.01
September 2022......     1,188,147.83
October 2022........     1,114,916.41
November 2022.......     1,042,392.09
December 2022.......       970,571.16
January 2023........       899,449.90
February 2023.......       829,024.54
March 2023..........       759,291.30
April 2023..........       690,246.38
May 2023............       621,885.93
June 2023...........       554,206.12
July 2023...........       487,203.06
August 2023.........       420,872.86
September 2023......       355,211.61

   AGGREGATE GROUP II (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
October 2023........  $    290,215.38
November 2023.......       225,880.23
December 2023.......       162,202.19
January 2024........        99,177.29
February 2024.......        36,801.54
March 2024 and
  thereafter........             0.00

------------------------------------------------------
                          ------------------------------------------------------
------------------------------------------------------
                          ------------------------------------------------------

  NO ONE IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE REPRESENTATIONS IN CONNECTION WITH THE CERTIFICATES OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS. YOU MUST NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATION. THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION WITH REGARD TO THE CERTIFICATES IF IT IS ILLEGAL TO MAKE SUCH AN OFFER OR SOLICITATION TO YOU UNDER STATE LAW. BY DELIVERING THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS AT ANY TIME, NO ONE IMPLIES THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AFTER THE DATE HEREOF OR THEREOF.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Table of Contents.....................  S- 2
Available Information.................  S- 3
Reference Sheet.......................  S- 4
Additional Risk Factors...............  S-10
Description of the Certificates.......  S-11
Certain Additional Federal Income Tax
  Consequences........................  S-37
Plan of Distribution..................  S-40
Legal Matters.........................  S-41
Schedule 1............................  A- 1
Principal Balance Schedules...........  B- 1

                                 $2,450,000,000

                                      LOGO
                                GUARANTEED REMIC
                           PASS-THROUGH CERTIFICATES

                         FANNIE MAE REMIC TRUST 1999-19
                            ------------------------
                             PROSPECTUS SUPPLEMENT
                            ------------------------

                              MERRILL LYNCH & CO.
                                 MARCH 3, 1999

------------------------------------------------------
                          ------------------------------------------------------
------------------------------------------------------
                          ------------------------------------------------------

                                                                      ANNEX 1(b)

                             PROSPECTUS SUPPLEMENT
                              DATED JUNE 22, 1999

                                       TO

                      PROSPECTUS DATED SEPTEMBER 18, 1998
                                  RELATING TO

                                   FANNIE MAE
                   GUARANTEED REMIC PASS-THROUGH CERTIFICATES
                         FANNIE MAE REMIC TRUST 1999-39

PROSPECTUS SUPPLEMENT
(TO REMIC PROSPECTUS DATED SEPTEMBER 18, 1998)

                                  $630,970,000

                                      LOGO
                   GUARANTEED REMIC PASS-THROUGH CERTIFICATES
                         FANNIE MAE REMIC TRUST 1999-39
THE CERTIFICATES
We, the Federal National
Mortgage Association ("Fannie
Mae"), will issue the classes
of certificates listed in the
chart on this page.
PAYMENTS TO CERTIFICATEHOLDERS
We will make monthly payments
on the certificates. You, the
investor, will receive
- interest accrued on the
  balance of your certificate,
  and
- principal to the extent
  available for payment on
  your class.
We may pay principal at rates
that vary from time to time.
We may not pay principal to
certain classes for long
periods of time.
THE FANNIE MAE GUARANTY
We will guarantee that
required payments of principal
and interest on the
certificates are distributed
to investors on time.
THE TRUST AND ITS ASSETS
The trust will indirectly own
- Fannie Mae MBS and

- an underlying REMIC
  certificate backed directly
  or indirectly by Fannie Mae
  MBS.
The mortgage loans underlying
the Fannie Mae MBS are first
lien, single-family,
fixed-rate loans.
  CAREFULLY CONSIDER THE RISK FACTORS STARTING ON PAGE S-8 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 10 OF THE REMIC PROSPECTUS. UNLESS YOU UNDERSTAND AND ARE ABLE TO TOLERATE THESE RISKS, YOU SHOULD NOT INVEST IN THE CERTIFICATES.

  You should read the REMIC prospectus as well as this prospectus supplement.

  The certificates, together with interest thereon, are not guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency or instrumentality thereof other than Fannie Mae.

  The certificates are exempt from registration under the Securities Act of 1933 and are "exempted securities" under the Securities Exchange Act of 1934.
                             ---------------------
                              MERRILL LYNCH & CO.
                             ---------------------
June 22, 1999

---------------------------------------------------------------

CLASS


PB .........    1    $ 14,466,400         PAC            6.5%

PC .........    1      22,306,800         PAC            6.5

PD .........    1      12,485,200         PAC            6.5

PE .........    1      35,424,200         PAC            6.5

PF .........    1      22,653,200         PAC            6.5

PG..........    1      38,866,800         PAC            6.5

QH..........    1      24,187,000         PAC            6.0

JH .........    1       1,860,538(1)      NTL            6.5

SG..........    1      21,074,400         TAC            (2)

FG..........    1      68,491,800         TAC            (2)

K ..........    1       5,339,227         SUP            (3)

SF .........    1         441,176         SUP            (2)

SE .........    1       1,323,530         SUP            (2)

FE .........    1      13,235,294         SUP            (2)

SK .........    1         352,941         SUP            (2)

SJ .........    1       1,058,824         SUP            (2)

FJ .........    1      10,588,235         SUP            (2)

HB..........    1       7,704,973         SUP            7.5

TB .........    2      15,832,000         PAC            6.5

TC .........    2      24,407,000         PAC            6.5

TI .........    2     147,823,000         PAC            6.5

R ..........    2         500,000         PAC            6.5

SR(4).......    2      18,356,236         SCH            (2)

FR(4).......    2      59,657,764         SCH            (2)

ST .........    2       2,978,471         SUP            (2)

FT .........    2      44,677,234         SUP            (2)

SV .........    2         744,624         SUP            (2)

SU..........    2       2,233,871         SUP            (2)

L ..........    2       7,789,800         SUP            (3)

SM(4).......    3       1,119,375        SC/PT           (2)

FM(4).......    3       4,850,625        SC/PT           (2)

RL..........                    0         NPR              0

                       ORIGINAL                FINAL
              INTEREST  CLASS CUSIP     PRINDISTRIBUTIONNTEREST
CLASS         GRTYPE   BALANCNUMBER       TYPE  DATE     RATE
PB .........    FIX         31359WM L 2      March 2009
PC .........    FIX         31359WM M 0      June 2015
PD .........    FIX         31359WM N 8    November 2017
PE .........    FIX         31359WM P 3     October 2022
PF .........    FIX         31359WM Q 1     January 2025
PG..........    FIX         31359WM R 9    February 2028
QH..........    FIX         31359WM S 7     August 2029
JH .........  FIX/IO        31359WM T 5     August 2029
SG..........    INV         31359WM U 2     August 2029
FG..........    FLT         31359WM V 0     August 2029
K ..........    PO          31359WMW8       August 2029
SF .........    INV         31359WM X 6     August 2029
SE .........    INV         31359WM Y 4     August 2029
FE .........    FLT         31359WM Z 1     August 2029
SK .........    INV         31359WN A 5     August 2029
SJ .........    INV         31359WN B 3     August 2029
FJ .........    FLT         31359WN C 1     August 2029
HB..........    FIX         31359WN D 9     August 2029
TB .........    FIX         31359WN E 7    February 2009
TC .........    FIX         31359WN F 4       May 2015
TI .........    FIX         31359WN G 2     August 2029
R ..........    FIX         31359WN H 0     August 2029
SR(4).......    INV         31359WN J 6     August 2029
FR(4).......    FLT         31359WN K 3     August 2029
ST .........    INV         31359WN L 1     August 2029
FT .........    FLT         31359WN M 9     August 2029
SV .........    INV         31359WN N 7     August 2029
SU..........    INV         31359WN P 2     August 2029
L ..........    PO          31359WN Q 0     August 2029
SM(4).......    INV         31359WN R 8       May 2029
FM(4).......    FLT         31359WN S 6       May 2029
RL..........    NPR         31359WN T 4     August 2029

(1) Notional balance. This class is an interest only class.

(2) Based on LIBOR.

(3) Principal only classes.

(4) Exchangeable classes.

-------------------------------------------------------------------------------

If you own certificates of certain classes, you can exchange them for the corresponding RCR certificates to be issued at the time of the exchange. The GR and GM Classes are the RCR classes, as further described in this prospectus supplement.

--------------------------------------------------------------------------------

The dealer will offer the certificates from time to time in negotiated transactions at varying prices. We expect the settlement date to be July 30, 1999.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
AVAILABLE INFORMATION....................  S- 3
REFERENCE SHEET..........................  S- 4
ADDITIONAL RISK FACTORS..................  S- 8
DESCRIPTION OF THE CERTIFICATES..........  S- 9
  GENERAL................................  S- 9
    Structure............................  S- 9
    Fannie Mae Guaranty..................  S-10
    Characteristics of Certificates......  S-10
    Authorized Denominations.............  S-11
    Distribution Dates...................  S-11
    Record Date..........................  S-11
    Class Factors........................  S-11
    Optional Termination.................  S-11
    Voting the Underlying REMIC
      Certificate........................  S-11
  COMBINATION AND RECOMBINATION..........  S-11
    General..............................  S-11
    Procedures...........................  S-11
    Additional Considerations............  S-12
  THE TRUST MBS..........................  S-12
  THE UNDERLYING REMIC CERTIFICATE.......  S-13
  FINAL DATA STATEMENT...................  S-13
  DISTRIBUTIONS OF INTEREST..............  S-14
    Categories of Classes................  S-14
    General..............................  S-14
    Interest Accrual Periods.............  S-14
    Notional Class.......................  S-14
    Floating Rate and Inverse Floating
      Rate Classes.......................  S-15
  CALCULATION OF LIBOR...................  S-15
  DISTRIBUTIONS OF PRINCIPAL.............  S-15
    Categories of Classes................  S-15
    Principal Distribution Amount........  S-16
    Group 1 Principal Distribution
      Amount.............................  S-16
    Group 2 Principal Distribution
      Amount.............................  S-16

                                           PAGE
                                           ----
    Group 3 Principal Distribution
      Amount.............................  S-17
  STRUCTURING ASSUMPTIONS................  S-17
    Pricing Assumptions..................  S-17
    Prepayment Assumptions...............  S-17
    Structuring Ranges and Rate..........  S-17
    Initial Effective Ranges.............  S-18
  YIELD TABLES...........................  S-18
    General..............................  S-18
    The Inverse Floating Rate Classes....  S-19
    The Interest Only Class..............  S-22
    The Principal Only Classes...........  S-22
  WEIGHTED AVERAGE LIVES OF THE
    CERTIFICATES.........................  S-23
  DECREMENT TABLES.......................  S-24
  CHARACTERISTICS OF THE R AND RL
    CLASSES..............................  S-28
CERTAIN ADDITIONAL FEDERAL INCOME TAX
  CONSEQUENCES...........................  S-28
  REMIC ELECTIONS AND SPECIAL TAX
    ATTRIBUTES...........................  S-28
  TAXATION OF BENEFICIAL OWNERS OF
    REGULAR CERTIFICATES.................  S-29
  TAXATION OF BENEFICIAL OWNERS OF
    RESIDUAL CERTIFICATES................  S-29
  TAXATION OF BENEFICIAL OWNERS OF RCR
    CERTIFICATES.........................  S-29
    General..............................  S-29
    Combination RCR Classes..............  S-30
    Exchanges............................  S-30
PLAN OF DISTRIBUTION.....................  S-30
    General..............................  S-30
    Increase in Certificates.............  S-30
LEGAL MATTERS............................  S-30
EXHIBIT A................................  A- 1
SCHEDULE 1...............................  A- 2
PRINCIPAL BALANCE SCHEDULES..............  B- 1

                             AVAILABLE INFORMATION

     You should purchase the certificates only if you have read and understood this prospectus supplement and the following documents (the "Disclosure Documents"):

     - our Prospectus for Guaranteed REMIC Pass-Through Certificates dated September 18, 1998 (the "REMIC Prospectus");

     - our Prospectus for Guaranteed Mortgage Pass-Through Certificates dated October 1, 1998 (the "MBS Prospectus");

     - our Information Statement dated March 31, 1999 and its supplements (the "Information Statement"); and

     - the disclosure document relating to the underlying REMIC certificate (the "Underlying REMIC Disclosure Document").

You can obtain the Disclosure Documents by writing or calling us at:

    Fannie Mae
     MBS Helpline
     3900 Wisconsin Avenue, N.W., Area 2H-3S
     Washington, D.C. 20016
     (telephone 1-800-237-8627 or 202-752-6547).

Most of the Disclosure Documents, together with the class factors, are available on our website located at http://www.fanniemae.com.

You also can obtain the Disclosure Documents, except the Underlying REMIC Disclosure Document, by writing or calling the dealer at:

    Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Prospectus Department
     44B Colonial Drive
     Piscataway, New Jersey 08854
     (telephone 732-885-2760).

                                REFERENCE SHEET

     THIS REFERENCE SHEET IS NOT A SUMMARY OF THE TRANSACTION AND DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. YOU SHOULD PURCHASE THE CERTIFICATES ONLY AFTER READING THIS PROSPECTUS SUPPLEMENT AND EACH OF THE ADDITIONAL DISCLOSURE DOCUMENTS LISTED ON PAGE S-3.

ASSETS UNDERLYING EACH GROUP OF CLASSES

GROUP                 ASSETS
-----                 ------
  1     Group 1 MBS
  2     Group 2 MBS
  3     Class 1999-19-GM REMIC Certificate

ASSUMED CHARACTERISTICS OF THE MORTGAGE LOANS UNDERLYING THE GROUP 1 AND GROUP 2 MBS (AS OF JULY 1, 1999)

                                                          APPROXIMATE
                                           ORIGINAL     WEIGHTED AVERAGE
                           APPROXIMATE      TERM TO      REMAINING TERM
                            PRINCIPAL      MATURITY       TO MATURITY
                             BALANCE      (IN MONTHS)     (IN MONTHS)
                           -----------    -----------   ----------------
Group 1 MBS..............  $300,000,000       360             339
Group 2 MBS..............  $325,000,000       360             344


                           APPROXIMATE   APPROXIMATE
                           CALCULATED     WEIGHTED
                            LOAN AGE       AVERAGE
                           (IN MONTHS)     COUPON
                           -----------   -----------
Group 1 MBS..............      20         7.180%
Group 2 MBS..............      14         7.089%

     The actual remaining terms to maturity, calculated loan ages and interest rates of most of the mortgage loans will differ from the weighted averages shown above, perhaps significantly.

CHARACTERISTICS OF THE UNDERLYING REMIC CERTIFICATE

     Exhibit A describes the underlying REMIC certificate, including certain information about the related mortgage loans. To learn more about the underlying REMIC certificate, you should obtain the current class factors and disclosure document for the underlying REMIC certificate from us as described on page S-3.

CLASS FACTORS

     The class factors are numbers that, when multiplied by the initial principal balance of a certificate, can be used to calculate the current principal balance of that certificate (after taking into account distributions in the same month). We publish the class factors on or shortly after the 11th day of each month.

SETTLEMENT DATE

     We expect to issue the certificates on July 30, 1999.

DISTRIBUTION DATES

     We will make payments on the certificates on the 25th day of each calendar month, or on the next business day if the 25th day is not a business day.

BOOK-ENTRY AND PHYSICAL CERTIFICATES

     We will issue book-entry certificates through the U.S. Federal Reserve Banks, which will electronically track ownership of the certificates and payments on them. We will issue physical certificates in registered, certificated form.

     We will issue the classes of certificates in the following forms:

              FED BOOK-ENTRY                     PHYSICAL
              --------------                     --------
All Classes other than the R and RL Classes  R and RL Classes

EXCHANGING CERTIFICATES THROUGH COMBINATION AND RECOMBINATION

     If you own certain certificates, you will be able to exchange them for a proportionate interest in the related RCR certificates as shown on Schedule 1. We will issue the RCR certificates upon such exchange. You can exchange your certificates by notifying us and paying an exchange fee. We use the principal and interest of the certificates exchanged to pay principal and interest on the related RCR certificates. Schedule 1 lists all of the available combinations of the certificates eligible for exchange and the related RCR certificates.

INTEREST RATES

     During each interest accrual period, the fixed rate classes will bear interest at the applicable annual interest rates listed on the cover.

     During the initial interest accrual period, the floating rate and inverse floating rate classes will bear interest at the initial interest rates listed below. During subsequent interest accrual periods, the floating rate and inverse floating rate classes will bear interest based on the formulas indicated below, but always subject to the specified maximum and minimum interest rates:

                        INITIAL     MAXIMUM    MINIMUM
                       INTEREST    INTEREST    INTEREST
        CLASS            RATE        RATE        RATE
        -----          --------    --------    --------
SG ..................   9.61187%   26.16250%    0.00%
FG ..................   5.54250%    8.50000%    0.45%
SF ..................  12.00000%   12.00000%    0.00%
SE ..................  20.00000%   69.99997%    0.00%
FE ..................   6.10000%    8.50000%    1.10%
SK ..................  12.00000%   12.00000%    0.00%
SJ ..................  19.07499%   69.99997%    0.00%
FJ ..................   6.19250%    8.50000%    1.10%
SR ..................   9.61187%   26.16249%    0.00%
FR ..................   5.54250%    8.50000%    0.45%
ST ..................  17.30625%   55.49999%    0.00%
FT ..................   6.19250%    8.50000%    1.10%
SV ..................  12.00000%   12.00000%    0.00%
SU ..................  19.07500%   69.99998%    0.00%
SM ..................   7.18250%   29.25000%    0.00%
FM...................   6.34250%    8.00000%    1.25%

                                  FORMULA FOR
                                 CALCULATION OF
        CLASS                   INTEREST RATE(1)
        -----                   ----------------
SG ..................      26.16250% - (3.25 X LIBOR)
FG ..................       LIBOR + 45 basis points
SF ..................  221.99991% - (29.99998821 X LIBOR)
SE ..................   69.99997% - (9.99999629 X LIBOR)
FE ..................       LIBOR + 110 basis points
SK ..................  221.99983% - (29.99997616 X LIBOR)
SJ ..................   69.99997% - (9.99999600 X LIBOR)
FJ ..................       LIBOR + 110 basis points
SR ..................   26.16249% - (3.24999983 X LIBOR)
FR ..................       LIBOR + 45 basis points
ST ..................   55.49999% - (7.49999882 X LIBOR)
FT ..................       LIBOR + 110 basis points
SV ..................  221.99982% - (29.99997481 X LIBOR)
SU ..................   69.99998% - (9.99999785 X LIBOR)
SM ..................   29.25000% - (4.33333333 X LIBOR)
FM...................       LIBOR + 125 basis points

    -----------------------
    (1) We will establish LIBOR on the basis of the "BBA Method."

     We will apply interest payments from exchanged REMIC certificates to the corresponding RCR certificates, on a pro rata basis, following any exchange.

NOTIONAL CLASS

     The notional class will not receive any principal. Its notional principal balance is the balance used to calculate accrued interest. The notional principal balance will equal the percentage of the outstanding balance specified below immediately before the related distribution date:

                       CLASS
                       -----
JH..................................................  7.6923076923%  of the QH Class

DISTRIBUTIONS OF PRINCIPAL

  Group 1 Principal Distribution Amount

     1. To the PB, PC, PD, PE, PF, PG and QH Classes, in that order, to their Planned Balances.

     2. To the FG and SG Classes, pro rata, to their Targeted Balances.

     3. To the K, SF, SE, FE, SK, SJ, FJ and HB Classes, pro rata, to zero.

     4. To the FG and SG Classes, pro rata, to zero.

     5. To the PB, PC, PD, PE, PF, PG and QH Classes, in that order, to zero.

  Group 2 Principal Distribution Amount

     1. To the TB, TC, TI and R Classes, in that order, to their Planned
Balances.

     2. To the FR and SR Classes, pro rata, to their Scheduled Balances.

     3. To the FT, ST, SU, SV and L Classes, pro rata, to zero.

     4. To the FR and SR Classes, pro rata, to zero.

     5. To the TB, TC, TI and R Classes, in that order, to zero.

  Group 3 Principal Distribution Amount

     To the FM and SM Classes, pro rata, to zero.

     We will apply principal payments from exchanged REMIC certificates to the corresponding RCR certificates, on a pro rata basis, following any exchange.

WEIGHTED AVERAGE LIVES (YEARS)*

                                          PSA PREPAYMENT ASSUMPTION
                                ---------------------------------------------
       GROUP 1 CLASSES           0%     100%    140%    160%    250%    500%
       ---------------           --     ----    ----    ----    ----    ----
PB ...........................   4.7     2.5     2.5     2.5     2.5      1.8
PC ...........................   9.6     3.5     3.5     3.5     3.5      2.1
PD............................  12.9     4.5     4.5     4.5     4.5      2.5
PE ...........................  16.2     6.0     6.0     6.0     6.0      3.1
PF ...........................  19.2     8.0     8.0     8.0     8.0      3.9
PG............................  21.7    11.0    11.0    11.0    11.0      5.5
QH and JH.....................  23.9    18.0    18.0    18.0    18.0      9.6
SG and FG.....................  25.4     8.7     4.0     2.5     2.1      1.0
K, SF, SE, FE, SK, SJ, FJ and
  HB..........................  29.3    23.9    20.7    18.4     1.6      0.4

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
       GROUP 2 CLASSES           0%     100%    130%    140%    170%    250%    500%
       ---------------           --     ----    ----    ----    ----    ----    ----
TB............................   4.8     2.5     2.5     2.5     2.5     2.5      2.0
TC............................   9.7     3.5     3.5     3.5     3.5     3.5      2.3
TI ...........................  19.5     9.8     9.8     9.8     9.8     9.8      5.1
R ............................  27.5    27.5    27.5    27.5    27.5    27.5     19.6
SR, FR and GR.................  24.8     7.3     3.5     3.5     3.5     2.5      1.2
ST, FT, SV, SU and L..........  29.0    22.8    19.9    17.7    11.7     1.8      0.6

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 3 CLASSES           0%     100%    144%    300%    500%
       ---------------           --     ----    ----    ----    ----
SM, FM and GM.................  28.2    20.7    19.3     4.0      2.0

     -------------------------
     * Determined as specified under "Description of the Certificates--Weighted Average Lives of the Certificates" herein.

                            ADDITIONAL RISK FACTORS

     The rate of principal payments on the certificates will be affected by the rate of principal payments on the underlying mortgage loans. The rate that you receive principal payments on the certificates will be sensitive to the rate of principal payments on the mortgage loans underlying the related MBS, including prepayments. Because borrowers generally may prepay their mortgage loans at any time without penalty, the rate of principal payments on the mortgage loans is likely to vary over time. It is highly unlikely that the mortgage loans will prepay

     - at any of the prepayment rates we assumed in this prospectus supplement, or

     - at any constant prepayment rate until maturity.

     Payments on certain classes will also be affected by the payment priority governing the underlying REMIC certificate. If you invest in any Group 3 Classes, the rate of principal payments on your certificates will also be affected by the priority sequence governing principal payments on the underlying REMIC certificate.

     As described in the related disclosure document, the underlying REMIC certificate is subsequent in payment priority to certain other classes issued from the related underlying REMIC trust. As a result, such other classes may receive principal before principal is paid on the underlying REMIC certificate, possibly for long periods.

     In addition, the underlying REMIC certificate is part of a group that has a principal balance schedule and, as a result, may receive principal payments at rates faster or slower than would otherwise have been the case. In some cases, that group may receive no principal payments for extended periods. Prepayments on the related mortgage loans may have occurred at a rate faster or slower than the rate initially assumed. This prospectus supplement contains no information as to whether

     - such group has adhered to its principal balance schedule,

     - any related support classes remain outstanding, or

     - such group otherwise has performed as originally anticipated.

     You may obtain additional information about the underlying REMIC certificate by reviewing our current class factors in light of other information available in the related disclosure document. You may obtain this document from us as described on page S-3.

     Yields may be lower than expected due to unexpected rate of principal payments. The actual yield on your certificates probably will be lower than you expect:

     - if you bought your certificates at a premium and principal payments are faster than you expected, or

     - if you bought your certificates at a discount and principal payments are slower than you expected.

     Furthermore, in the case of interest only certificates and certificates purchased at a premium, you could lose money on your investment if prepayments occur at a rapid rate.

     YOU MUST MAKE YOUR OWN DECISIONS ABOUT THE VARIOUS APPLICABLE ASSUMPTIONS, INCLUDING PREPAYMENT ASSUMPTIONS, WHEN DECIDING WHETHER TO PURCHASE THE CERTIFICATES.

     Weighted average lives and yields on the certificates are affected by actual characteristics of the underlying mortgage loans. We have assumed that the mortgage loans underlying the MBS have certain characteristics. However, the actual mortgage loans probably will have different characteristics from those we assumed. As a result, your yields could be lower than you expect, even if the mortgage loans prepay at the indicated constant prepayment rates. In addition, slight differences between the assumed mortgage loan characteristics and the actual mortgage loans could affect the weighted average lives of the classes of certificates.

     Level of floating rate index affects yields on certain certificates. The yield on any floating rate or inverse floating rate certificate will be affected by the level of its interest rate index. If the level of the index differs from the level you expect, then your actual yield may be lower than you expect.

     Delay classes have lower yields and market values. Since certain classes do not receive interest immediately following each interest accrual period, these classes have lower yields and lower market values than they would if there were no such delay.

     Reinvestment of certificate payments may not achieve same yields as certificates. The rate of principal payments of the certificates is uncertain. You may be unable to reinvest the payments on the certificates at the same yields provided by the certificates.

     Unpredictable timing of last payment affects yields on certificates. The actual final payment of your class is likely to occur earlier, and could occur much earlier, than the final distribution date listed on the cover page. If you assumed the actual final payment will occur on the final distribution date specified, your yield could be lower than you expect.

     Some investors may be unable to buy certain classes. Investors whose investment activities are subject to legal investment laws and regulations, or to review by regulatory authorities, may be unable to buy certain certificates. You should get legal advice to determine whether you may purchase the certificates.

     Uncertain market for the certificates could make them difficult to sell and cause their values to fluctuate. We cannot be sure that a market for resale of the certificates will develop. Further, if a market develops, it may not continue or be sufficiently liquid to allow you to sell your certificates. Even if you are able to sell your certificates, the sale price may not be comparable to similar investments that have a developed market. Moreover, you may not be able to sell small or large amounts of certificates at prices comparable to those available to other investors. You should purchase certificates only if you understand and can tolerate the risk that the value of your certificates will vary over time and that your certificates may not be easily sold.

                        DESCRIPTION OF THE CERTIFICATES

     The material under this heading summarizes certain features of the Certificates. You will find additional information about the Certificates in the other sections of this Prospectus Supplement, as well as in the additional Disclosure Documents and the Trust Agreement. If we use a capitalized term in this Prospectus Supplement without defining it, you will find the definition of that term in the applicable Disclosure Document or in the Trust Agreement.

GENERAL

     Structure. We will create the Fannie Mae REMIC Trust specified on the cover (the "Trust") and a separate trust (the "Lower Tier REMIC") pursuant to a trust agreement dated as of July 1, 1999. We will issue the Guaranteed REMIC Pass-Through Certificates (the "REMIC Certificates") pursuant to that trust agreement. We will issue the Combinable and Recombinable REMIC Certificates (the "RCR Certificates" and, together with the REMIC Certificates, the "Certificates") pursuant to a separate trust agreement dated as of July 1, 1999 (together with the trust agreement relating to the REMIC Certificates, the "Trust Agreement"). We will execute the Trust Agreement in our corporate capacity and as trustee (the "Trustee"). In general, the term "Classes" includes the Classes of REMIC Certificates and RCR Certificates.

     The Trust and the Lower Tier REMIC each will constitute a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code").

     - The REMIC Certificates (except the R and RL Classes) will be "regular interests" in the Trust.

     - The R Class will be the "residual interest" in the Trust.

     - The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be the "regular interests" in the Lower Tier REMIC.

     - The RL Class will be the "residual interest" in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests. The assets of the Lower Tier REMIC will consist of

     - two groups of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "Group 1 MBS" and "Group 2 MBS" and, together, the "Trust MBS"), and

     - a previously issued REMIC certificate (the "Underlying REMIC Certificate") evidencing a beneficial ownership interest in the related Fannie Mae REMIC trust (the "Underlying REMIC Trust") as further described in Exhibit A.

     The assets of the Underlying REMIC Trust evidence direct or indirect beneficial ownership interests in certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (together with the Trust MBS, the "MBS").

     Each MBS represents a beneficial ownership interest in a pool (each, a "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein.

     Fannie Mae Guaranty. We guarantee that we will distribute to Certificateholders:

     - required installments of principal and interest on the Certificates on time, and

     - the principal balance of each Class of Certificates no later than its Final Distribution Date, whether or not we have received sufficient payments on the MBS.

In addition, we guarantee that we will distribute to each holder of an MBS:

     - scheduled installments of principal and interest on the underlying Mortgage Loans on time, whether or not the related borrowers pay us, and

     - the full principal balance of any foreclosed Mortgage Loan, whether or not we recover it.

Our guaranty obligations with respect to the Underlying REMIC Certificate are described in the Underlying REMIC Disclosure Document. Our guarantees are not backed by the full faith and credit of the United States. See "Description of Certificates-- The Fannie Mae Guaranty" in the REMIC Prospectus, "Description of Certificates-- The Fannie Mae Guaranty" in the MBS Prospectus, and "Description of the Certificates-- General-- Fannie Mae Guaranty" in the Underlying REMIC Disclosure Document.

     Characteristics of Certificates. We will issue the Certificates (except the R and RL Classes) in book-entry form on the book-entry system of the U.S. Federal Reserve Banks. Entities whose names appear on the book-entry records of a Federal Reserve Bank as having had Certificates deposited in their accounts are "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a Certificate. Beneficial owners ordinarily will hold Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of Certificates-- Denominations and Form" in the REMIC Prospectus.

     We will issue the R and RL Certificates in fully registered, certificated form. The "Holder" or "Certificateholder" of the R or RL Certificate is its registered owner. The R or RL Certificate can be transferred or exchanged at the corporate trust office of the Transfer Agent, or at the office of the Transfer Agent in New York, New York. State Street Bank and Trust Company in Boston, Massachusetts ("State Street") will be the initial Transfer Agent. We may impose a service charge for any registration of transfer or exchange of the R or RL Certificate and may require payment to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes".

     The Holder of the R Class will receive the proceeds of any remaining assets of the Trust, and the Holder of the RL Class will receive the proceeds of any remaining assets of the Lower Tier REMIC, in each case only by presenting and surrendering the related Certificate at the office of the Paying Agent. State Street will be the initial Paying Agent.

     Authorized Denominations. We will issue the Certificates, other than the RL Certificate, in minimum denominations of $1,000 and whole dollar increments. We will issue the RL Class as a single Certificate with no principal balance.

     Distribution Dates. We will make monthly payments on the Certificates on the 25th day of each month (or, if the 25th day is not a business day, on the first business day after the 25th). We refer to each such date as a "Distribution Date." We will make the first payments to Certificateholders the month after we issue the Certificates.

     Record Date. On each Distribution Date, we will make each monthly payment on the Certificates to Holders of record on the last day of the preceding month.

     Class Factors. On or shortly after the eleventh calendar day of each month, we will publish a factor (carried to eight decimal places) for each Class of Certificates. When the factor is multiplied by the original principal balance (or notional principal balance) of a Certificate of that Class, the product will equal the current principal balance (or notional principal balance) of that Certificate after taking into account payments on the Distribution Date in the same month.

     Optional Termination. We will not terminate the Lower Tier REMIC or the Trust by exercising our right to repurchase the Mortgage Loans underlying any MBS unless

     - only one Mortgage Loan remains in the related Pool, or

     - the principal balance of the Pool is less than one percent of its original level.

See "Description of Certificates--Termination" in the MBS Prospectus.

     Voting the Underlying REMIC Certificate. Holders of certificates of the Underlying REMIC Trust may be asked to vote on issues arising under the applicable trust agreement. If so, the Trustee will vote the related Underlying REMIC Certificate as instructed by Holders of Certificate of the Classes backed by the Underlying REMIC Certificate. The Trustee must receive instructions from Holders of Certificates having principal balances totaling at least 51% of the aggregate principal balance of all such Classes outstanding. In the absence of such instructions, the Trustee will vote in a manner consistent, in its sole judgment, with the best interests of Certificateholders.

COMBINATION AND RECOMBINATION

     General. You are permitted to exchange all or a portion of the FR, SR, FM and SM Classes of REMIC Certificates for a proportionate interest in the related Combinable and Recombinable REMIC Certificates ("RCR Certificates") in the combinations shown on Schedule 1. You also may exchange all or a portion of the RCR Certificates for the related REMIC Certificates in the same manner. This process may occur repeatedly.

     Holders of RCR Certificates will be the beneficial owners of a proportionate interest in the related REMIC Certificates and will receive a proportionate share of the distributions on the related REMIC Certificates.

     The Classes of REMIC Certificates and RCR Certificates that are outstanding at any given time, and the outstanding principal balances (or notional principal balances) of these Classes, will depend upon any related distributions of principal, as well as any exchanges that occur. The principal balances and/or notional principal balances of the REMIC Certificates and RCR Certificates involved in any exchange will bear the same relationship as that borne by the original principal balances and/or original notional principal balances of the related Classes.

     Procedures. If a Certificateholder wishes to exchange Certificates, the Certificateholder must notify our Structured Transactions Department through one of our "REMIC Dealer Group" dealers in writing or by telefax no later than two business days before the proposed exchange date. The exchange date can be any business day other than the first or last business day of the month subject to our approval. The notice must include the outstanding principal balance of both the Certificates to be exchanged and the Certificates to be received, and the proposed exchange date. After receiving the Holder's notice, we will telephone the dealer with delivery and wire payment instructions. Notice becomes irrevocable on the second business day before the proposed exchange date.

     In connection with each exchange, the Holder must pay us a fee equal to 1/32 of 1% of the outstanding principal balance (exclusive of any notional principal balance) of the Certificates to be exchanged. In no event, however, will our fee be less than $2,000.

     We will make the first distribution on a REMIC Certificate or an RCR Certificate received in an exchange transaction on the Distribution Date in the following month. We will make such distribution to the Holder of record as of the close of business on the last day of the month of the exchange.

     Additional Considerations. The characteristics of RCR Certificates will reflect the characteristics of the REMIC Certificates used to form such RCR Certificates. You should also consider a number of factors that will limit a Certificateholder's ability to exchange REMIC Certificates for RCR Certificates or vice versa:

     - At the time of the proposed exchange, a Certificateholder must own Certificates of the related Class or Classes in the proportions necessary to make the desired exchange.

     - A Certificateholder that does not own the Certificates may be unable to obtain the necessary REMIC Certificates or RCR Certificates.

     - The Certificateholder of needed Certificates may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

     - Certain Certificates may have been purchased and placed into other financial structures and thus be unavailable.

     - Principal distributions will decrease the amounts available for exchange over time.

     - Only the combinations listed on Schedule 1 are permitted.

THE TRUST MBS

     The following table contains certain information about the Trust MBS. The Trust MBS included in each specified Group will have the aggregate unpaid principal balance and Pass-Through Rate shown below and the general characteristics described in the MBS Prospectus. The Trust MBS will provide that principal and interest on the related Mortgage Loans will be passed through monthly. The Mortgage Loans underlying the Trust MBS will be conventional Level Payment Mortgage Loans secured by first mortgages or deeds of trust on one- to four-family ("single-family") residential properties. These Mortgage Loans will have original maturities of up to 30 years. See "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. We expect the characteristics of the Group 1 MBS and Group 2 MBS and the related Mortgage Loans as of July 1, 1999 (the "Issue Date") to be as follows:

GROUP 1 MBS
Aggregate Unpaid Principal Balance......................        $300,000,000
MBS Pass-Through Rate...................................            6.50%

RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.75% to 9.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         339 months
Approximate Weighted Average CAGE.......................          20 months
GROUP 2 MBS
Aggregate Unpaid Principal Balance......................        $325,000,000
MBS Pass-Through Rate...................................            6.50%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.75% to 9.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         344 months
Approximate Weighted Average CAGE.......................          14 months

THE UNDERLYING REMIC CERTIFICATE

     The Underlying REMIC Certificate represents a beneficial ownership interest in the Underlying REMIC Trust. The assets of this trust evidence direct or indirect beneficial ownership interests in certain MBS having the general characteristics set forth in the MBS Prospectus. Each MBS evidences beneficial ownership interests in a Pool of conventional Level Payment Mortgage Loans secured by first mortgages or deeds of trust on single-family residential properties, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. Distributions on the Underlying REMIC Certificate will be passed through monthly. The general characteristics of the Underlying REMIC Certificate are described in the Underlying REMIC Disclosure Document.

     See Exhibit A for additional information about the Underlying REMIC Certificate.

     For further information about the Underlying REMIC Certificate, telephone us at 1-800-237-8627 or 202-752-6547. You also may obtain certain information in electronic form by calling us at 1-800-752-6440 or 202-752-6000. There may have been material changes in facts and circumstances since the date we prepared the Underlying REMIC Disclosure Document. These may include changes in prepayment speeds, prevailing interest rates and other economic factors. As a result, the usefulness of the information set forth in that document may be limited.

FINAL DATA STATEMENT

     After issuing the Certificates, we will prepare a Final Data Statement containing certain information, including the principal balance of the Underlying REMIC Certificate as of the Issue Date and with respect to the Trust MBS, the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying the Trust MBS. The Final Data Statement will also include the weighted averages of all the current or original WACs and the weighted averages of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying each of the Trust MBS as of the Issue Date. You may obtain the Final Data Statement by telephoning us at 1-800-237-8627 or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling us at 1-800-752-6440 or 202-752-6000.

DISTRIBUTIONS OF INTEREST

     Categories of Classes

     For the purpose of interest payments, the Classes will be categorized as follows:

        INTEREST TYPE*                          CLASSES
        --------------                          -------
GROUP 1 CLASSES
Fixed Rate                       PB, PC, PD, PE, PF, PG, QH, JH and HB
Floating Rate                    FG, FE and FJ
Inverse Floating Rate            SG, SF, SE, SK and SJ
Interest Only                    JH
Principal Only                   K
GROUP 2 CLASSES
Fixed Rate                       TB, TC, TI and R
Floating Rate                    FR and FT
Inverse Floating Rate            SR, ST, SV and SU
Principal Only                   L
RCR**                            GR
GROUP 3 CLASSES
Floating Rate                    FM
Inverse Floating Rate            SM
RCR**                            GM
NO PAYMENT RESIDUAL              RL

     -------------------------
      * See "Description of Certificates--Class Definitions and
        Abbreviations" in the REMIC Prospectus.
     ** See "Description of the Certificates--Combination and
        Recombination" herein and Schedule 1 for a further description of the RCR Classes.

     General. We will pay interest on the interest-bearing Certificates at the applicable annual interest rates shown on the cover or described in this prospectus supplement. We calculate interest based on a 360-day year consisting of twelve 30-day months. We pay interest monthly on each Distribution Date, beginning in the month after the Settlement Date specified in the Reference Sheet.

     Interest to be paid on each Certificate on a Distribution Date will consist of one month's interest on the outstanding balance of that Certificate immediately prior to such Distribution Date.

     Interest payments on exchangeable REMIC Certificates will be applied to the corresponding RCR Certificates, on a pro rata basis, following any exchange.

     Interest Accrual Periods. Interest to be paid on each Distribution Date will accrue on the interest-bearing Certificates during the applicable one-month periods set forth below (each, an "Interest Accrual Period").

                  CLASSES                              INTEREST ACCRUAL PERIODS
                  -------                              ------------------------
All interest-bearing Classes other than the      Calendar month preceding the month in
FG, SG, FR and SR Classes (collectively,           which the Distribution Date occurs
the "Delay Classes")
The FG, SG, FR and SR Classes                    One-month period beginning on the
                                                   25th day of the month preceding the
                                                   month in which the Distribution
                                                   Date occurs

See "Additional Risk Factors" in this Prospectus Supplement.

     We will treat the K and L Classes as Delay Classes for the sole purpose of facilitating trading.

     Notional Class. The Notional Class will not have a principal balance. During each Interest Accrual Period, the Notional Class will bear interest on its notional principal balance at its applicable interest rate. The notional principal balance of the Notional Class will be calculated as indicated under "Reference Sheet--Notional Class."

     We use the notional principal balance of a Notional Class to determine interest payments on that Class. Although a Notional Class will not have a principal balance and will not be entitled to any principal payments, we will publish a class factor for that Class. References in this prospectus supplement to the principal balances of the Certificates generally shall refer also to the notional principal balance of the Notional Class.

     Floating Rate and Inverse Floating Rate Classes. During each Interest Accrual Period, the Floating Rate and Inverse Floating Rate Classes will bear interest at rates determined as described under "Reference Sheet--Interest Rates."

     Changes in the specified interest rate index (the "Index") will affect the yields with respect to the related Classes. These changes may not correspond to changes in mortgage interest rates. Lower mortgage interest rates could occur while an increase in the level of the Index occurs. Similarly, higher mortgage interest rates could occur while a decrease in the level of the Index occurs.

     Our establishment of each Index value and our determination of the interest rate for each applicable Class for the related Interest Accrual Period will be final and binding in the absence of manifest error. You may obtain each such interest rate by telephoning us at 1-800-237-8627 or 202-752-6547.

CALCULATION OF LIBOR

     On each Index Determination Date, we will calculate LIBOR for the related Interest Accrual Period. We will calculate LIBOR on the basis of the "BBA Method," as described in the REMIC Prospectus under "Description of Certificates--Indexes for Floating Rate Classes and Inverse Floating Rate Classes--LIBOR."

     If we are unable to calculate LIBOR on the initial Index Determination Date, LIBOR for the following Interest Accrual Period will be equal to 5.0% in the case of the FE and SE Classes and 5.0925% in the case of all other Floating Rate and Inverse Floating Rate Classes.

DISTRIBUTIONS OF PRINCIPAL

     Categories of Classes

     For the purpose of principal payments, the Classes fall into the following categories:

         PRINCIPAL TYPE*                        CLASSES
         ---------------                        -------
GROUP 1 CLASSES
PAC                                 PB, PC, PD, PE, PF, PG and QH
TAC                                 FG and SG
Support                             K, SF, SE, FE, SK, SJ, FJ and HB
Notional                            JH
GROUP 2 CLASSES
PAC                                 TB, TC, TI and R
Scheduled                           FR and SR
Support                             FT, ST, SV, SU and L
RCR**                               GR
GROUP 3 CLASSES
Structured Collateral/Pass-Through  FM and SM
RCR**                               GM
NO PAYMENT RESIDUAL                 RL

     -------------------------
      * See "Description of Certificates--Class Definitions and
        Abbreviations" in the REMIC Prospectus.
     ** See "Description of the Certificates--Combination and
        Recombination" herein and Schedule 1 for a further description of the RCR Classes.

     Principal Distribution Amount

     On the Distribution Date in each month, we will pay principal on the Certificates in an aggregate amount (the "Principal Distribution Amount") equal to the sum of

     - the principal then paid on the Group 1 MBS (the "Group 1 Principal Distribution Amount"),

     - the principal then paid on the Group 2 MBS (the "Group 2 Principal Distribution Amount"), and

     - the principal then paid on the Underlying REMIC Certificate (the "Group 3 Principal Distribution Amount").

     The portion of the class of Underlying REMIC Certificate held by the Lower Tier REMIC will be set forth in Exhibit A.

  Group 1 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 1 Principal Distribution Amount as principal of the Group 1 Classes in the following order of priority:

          (i) sequentially, to the PB, PC, PD, PE, PF, PG and QH         )  PAC
     Classes, in that order, until their principal balances are          )  CLASSES
     reduced to their Planned Balances for such Distribution Date;       )

          (ii) concurrently, to the FG and SG Classes, pro rata (or      )
     76.4705882353% and 23.5294117647%, respectively), until their       )  TAC
     principal balances are reduced to their Targeted Balances for       )  CLASSES
     such Distribution Date;                                             )

          (iii) concurrently, to the K, SF, SE, FE, SK, SJ, FJ and HB    )
     Classes, pro rata (or 13.3333341657%, 1.1017225965%,                )  SUPPORT
     3.3051727841%, 33.0517128573%, 0.8813785767%, 2.6441382273%,        )  CLASSES
     26.4413697864% and 19.2411710060%, respectively), until their       )
     principal balances are reduced to zero;                             )

          (iv) concurrently, to the FG and SG Classes, pro rata,         )  TAC
     without regard to their Targeted Balances and until their           )  CLASSES
     principal balances are reduced to zero; and                         )

          (v) sequentially, to the PB, PC, PD, PE, PF, PG and QH         )
     Classes, in that order, without regard to their Planned Balances    )  PAC
     and until their principal balances are reduced to zero.             )  CLASSES

  Group 2 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 2 Principal Distribution
Amount as principal of the Group 2 Classes in the following priority:

          (i) sequentially, to the TB, TC, TI and R Classes, in that     )  PAC
     order, until their principal balances are reduced to their          )  CLASSES
     Planned Balances for such Distribution Date;                        )

          (ii) concurrently, to the FR and SR Classes, pro rata (or      )
     76.4705873305% and 23.5294126695%, respectively), until their       )  SCHEDULE
     principal balances are reduced to their Scheduled Balances for      )  CLASSES
     such Distribution Date;                                             )

          (iii) concurrently, to the FT, ST, SU, SV and L Classes, pro   )
     rata (or 76.4706867041%, 5.0980264960%, 3.8235502533%,              )  SUPPORT
     1.2745173216%, and 13.3332192250%, respectively), until their       )  CLASSES
     principal balances are reduced to zero;                             )

          (iv) concurrently, to the FR and SR Classes, pro rata,         )  SCHEDULE
     without regard to their Scheduled Balances and until their          )  CLASSES
     principal balances are reduced to zero; and                         )

          (v) sequentially, to the TB, TC, TI and R Classes, in that     )  PAC
     order, without regard to their Planned Balances and until their     )  CLASSES
     principal balances are reduced to zero.                             )

  Group 3 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 3 Principal        )   STRUCTURED
Distribution Amount, concurrently, as principal of the FM and SM         )   COLLATERAL/
Classes, pro rata (or 81.25% and 18.75%, respectively), until their      )   PASS-THROUGH
principal balances are reduced to zero.                                  )   CLASSES

     Principal payments on exchangeable REMIC Certificates will be applied to the corresponding RCR Certificates, on a pro rata basis, following any exchange.

STRUCTURING ASSUMPTIONS

     Pricing Assumptions. Except where otherwise noted, the information in the tables in this prospectus supplement has been prepared based on the actual characteristics of each Pool of Mortgage Loans underlying the Underlying REMIC Certificate, the priority sequence affecting the principal payments on the Underlying REMIC Certificate and the following assumptions (such characteristics and assumptions, collectively, the "Pricing Assumptions"):

     - the Mortgage Loans underlying the Group 1 and Group 2 MBS have the original terms to maturity, remaining terms to maturity, CAGEs and interest rates specified under "Reference Sheet--Assumed Characteristics of the Mortgage Loans underlying the Group 1 and Group 2 MBS";

     - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table; and

     - the settlement date for the sale of the Certificates is July 30, 1999.

     Prepayment Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used here is The Bond Market Association's standard prepayment model ("PSA"). To assume a specified rate of PSA is to assume a specified rate of prepayment each month of the then-outstanding principal balance of a pool of new mortgage loans computed as described under "Description of Certificates--Prepayment Models" in the REMIC Prospectus. It is highly unlikely that prepayments will occur at any constant PSA rate or at any other constant rate.

     Structuring Ranges and Rate. The Principal Balance Schedules are found beginning on page B-1. The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the related Mortgage Loans will prepay at a constant PSA rate within the applicable Structuring Ranges or at the applicable rate set forth below.

 PRINCIPAL BALANCE
SCHEDULE REFERENCES          RELATED CLASSES          STRUCTURING RANGES AND RATE
-------------------          ---------------          ---------------------------
Planned Balances     PB, PC, PD, PE, PF, PG, QH, TB,   Between 100% and 250%
                       TC, TI and R
Targeted Balances    FG and SG                                  160%
Scheduled Balances   FR, SR and GR                     Between 130% and 170%

     WE CANNOT ASSURE YOU THAT THE BALANCE OF ANY CLASS LISTED ABOVE WILL CONFORM ON ANY DISTRIBUTION DATE TO THE SPECIFIED BALANCE IN THE PRINCIPAL BALANCE SCHEDULES. AS A RESULT, WE CANNOT ASSURE YOU THAT PAYMENTS OF PRINCIPAL OF ANY CLASS LISTED ABOVE WILL BEGIN OR END ON THE DISTRIBUTION DATES SPECIFIED IN THE PRINCIPAL BALANCE SCHEDULES. We will distribute any excess of principal payments over the amount needed to reduce a Class to its scheduled balance on a Distribution Date. Accordingly, the ability to reduce a Class to its scheduled balance will not be improved by the averaging of high and low principal payments from month to month. In addition, even if the related Mortgage Loans prepay at rates falling within the applicable Structuring Range, principal distributions may be insufficient to reduce such Class to its scheduled balance if such prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the related Mortgage Loans, which may include recently originated Mortgage Loans, the Classes specified above may not be reduced to their scheduled balances, even if prepayments occur at a constant rate within the applicable Structuring Ranges or at the applicable rate specified above.

     Initial Effective Ranges. The Effective Range for a Class is the range of prepayment rates (measured by constant PSA rates) that would reduce such Class to its scheduled balance on each Distribution Date. The Initial Effective Ranges shown in the table below are based upon the assumed characteristics of the related Mortgage Loans specified in the Pricing Assumptions.

CLASSES   INITIAL EFFECTIVE RANGES
-------   ------------------------
PB         Between 100% and 341%
PC         Between 100% and 289%
PD         Between 100% and 273%
PE         Between 100% and 251%
PF         Between 100% and 250%
PG         Between  99% and 250%
QH         Between  72% and 250%
TB         Between 100% and 357%
TC         Between 100% and 296%
TI         Between 100% and 250%
R          Between   0% and 250%
SR         Between 130% and 170%
FR         Between 130% and 170%
GR         Between 130% and 170%

     The actual Effective Ranges at any time will be based upon the actual characteristics of the related Mortgage Loans at that time, which are likely to vary (and may vary considerably) from the Pricing Assumptions. The actual Effective Ranges calculated on the basis of the actual characteristics are likely to differ from the Initial Effective Ranges. As a result, the applicable Classes might not be reduced to their scheduled balances even if prepayments were to occur at a constant PSA rate within the Initial Effective Ranges. This is so particularly if such rate were at the lower or higher end of such ranges. In addition, even if prepayments occur at rates falling within the actual Effective Ranges, principal distributions may be insufficient to reduce the applicable Classes to their scheduled balances if such prepayments do not occur at a constant PSA rate. It is highly unlikely that the related Mortgage Loans will prepay at any constant PSA rate. In general, the actual Effective Ranges may narrow, widen or shift upward or downward to reflect actual prepayment experience over time. The stability in principal payment of the PAC and Scheduled Classes will be supported in part by the related TAC and Support Classes. When such related TAC and Support Classes are retired, the PAC and Scheduled Classes, if still outstanding, may no longer have Effective Ranges and will be more sensitive to prepayments.

YIELD TABLES

     General. The tables below illustrate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the applicable Classes to various constant percentages of PSA and, where specified, to changes in the Index. We calculated the yields set forth in the tables by

     - determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present values of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes, and

     - converting such monthly rates to corporate bond equivalent rates.

These calculations do not take into account variations in the interest rates at which you could reinvest distributions on the Certificates. Accordingly, these calculations do not illustrate the return on any investment in the Certificates when such reinvestment rates are taken into account.

     We cannot assure you that

     - the pre-tax yields on the applicable Certificates will correspond to any of the pre-tax yields shown here or

     - the aggregate purchase prices of the applicable Certificates will be as assumed.

     In addition, it is unlikely that the Index will correspond to the levels shown here. Furthermore, because some of the Mortgage Loans are likely to have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal payments on the Certificates are likely to differ from those assumed. This would be the case even if all Mortgage Loans prepay at the indicated constant percentages of PSA. Moreover, it is unlikely that

     - the Mortgage Loans will prepay at a constant PSA rate until maturity,

     - all of such Mortgage Loans will prepay at the same rate or

     - the level of the Index will remain constant.

     The Inverse Floating Rate Classes. THE YIELDS ON THE INVERSE FLOATING RATE CLASSES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE OF PRINCIPAL PAYMENTS, INCLUDING PREPAYMENTS, OF THE RELATED MORTGAGE LOANS AND TO THE LEVEL OF THE INDEX. THE MORTGAGE LOANS GENERALLY CAN BE PREPAID AT ANY TIME WITHOUT PENALTY. IN ADDITION, THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS IS LIKELY TO VARY, AND MAY VARY CONSIDERABLY, FROM POOL TO POOL.

     Changes in the Index may not correspond to changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur while the level of the Index increased.

     The information shown in the yield tables has been prepared on the basis of the Pricing Assumptions and the assumptions that

     - the interest rates for the Inverse Floating Rate Classes for the initial Interest Accrual Period are the rates listed in the table under "Reference Sheet--Interest Rates" and for each following Interest Accrual Period will be based on the specified level of the Index, and

     - the aggregate purchase prices of such Classes (expressed in each case as a percentage of original principal balance) are as follows:

                           CLASS                               PRICE*
                           -----                               ------
SG .........................................................  92.1875%
SF .........................................................  99.5000%
SE .........................................................  99.5000%
SK .........................................................  92.7500%
SJ .........................................................  90.0000%
SR .........................................................  93.7500%
ST .........................................................  93.2500%
SV .........................................................  95.0000%
SU .........................................................  94.0000%
SM..........................................................  64.0000%

        -----------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

              SENSITIVITY OF THE SG CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                                   PSA PREPAYMENT ASSUMPTION
                                         ---------------------------------------------
                LIBOR                     50%    100%    140%    160%    250%    500%
                -----                    -----   -----   -----   -----   -----   -----
3.0925%..............................    18.5%   19.2%   20.5%   21.6%   21.8%   25.7%
5.0925%..............................    11.1%   11.7%   13.1%   14.3%   14.7%   18.8%
7.0925%..............................     3.9%    4.4%    5.8%    7.1%    7.6%   12.0%
8.0500%..............................     0.6%    1.1%    2.4%    3.8%    4.3%    8.8%

              SENSITIVITY OF THE SF CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                                   PSA PREPAYMENT ASSUMPTION
                                         ---------------------------------------------
                LIBOR                     50%    100%    140%    160%    250%    500%
                -----                    -----   -----   -----   -----   -----   -----
7.0000% and below....................    12.3%   12.3%   12.3%   12.3%   12.1%   11.5%
7.0925%..............................     9.4%    9.4%    9.4%    9.4%    9.3%    9.1%
7.4000%..............................     0.0%    0.0%    0.0%    0.0%    0.3%    1.3%

              SENSITIVITY OF THE SE CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                                   PSA PREPAYMENT ASSUMPTION
                                         ---------------------------------------------
                LIBOR                     50%    100%    140%    160%    250%    500%
                -----                    -----   -----   -----   -----   -----   -----
3.00%................................    42.5%   42.5%   42.5%   42.5%   41.1%   36.7%
5.00%................................    20.7%   20.7%   20.7%   20.7%   20.2%   18.5%
7.00% and above......................     0.0%    0.0%    0.0%    0.0%    0.3%    1.3%

              SENSITIVITY OF THE SK CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                                   PSA PREPAYMENT ASSUMPTION
                                         ---------------------------------------------
                LIBOR                     50%    100%    140%    160%    250%    500%
                -----                    -----   -----   -----   -----   -----   -----
7.0000% and below....................    13.2%   13.2%   13.3%   13.3%   17.4%   30.8%
7.0925%..............................    10.1%   10.2%   10.2%   10.2%   14.4%   28.1%
7.4000%..............................     0.3%    0.3%    0.4%    0.4%    4.8%   19.3%

              SENSITIVITY OF THE SJ CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                                   PSA PREPAYMENT ASSUMPTION
                                         ---------------------------------------------
                LIBOR                     50%    100%    140%    160%    250%    500%
                -----                    -----   -----   -----   -----   -----   -----
3.0925%..............................    46.1%   46.1%   46.1%   46.1%   51.0%   68.5%
5.0925%..............................    21.8%   21.8%   21.9%   21.9%   27.7%   47.0%
7.0000% and above....................     0.4%    0.4%    0.5%    0.6%    6.8%   27.7%

              SENSITIVITY OF THE SR CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
           LIBOR                 50%    100%    130%    140%    170%    250%    500%
           -----                -----   -----   -----   -----   -----   -----   -----
3.0925%.....................    18.2%   18.8%   19.8%   19.8%   19.8%   20.3%   22.6%
5.0925%.....................    10.9%   11.5%   12.6%   12.6%   12.6%   13.2%   15.7%
7.0925%.....................     3.8%    4.3%    5.5%    5.5%    5.5%    6.3%    9.0%
8.0500%.....................     0.5%    1.0%    2.2%    2.2%    2.2%    3.0%    5.9%

              SENSITIVITY OF THE ST CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
           LIBOR                 50%    100%    130%    140%    170%    250%    500%
           -----                -----   -----   -----   -----   -----   -----   -----
3.0925%.....................    36.3%   36.3%   36.3%   36.5%   36.9%   38.9%   44.3%
5.0925%.....................    19.1%   19.1%   19.1%   19.2%   19.6%   22.2%   28.6%
7.0925%.....................     2.7%    2.7%    2.8%    2.8%    3.1%    6.3%   13.5%
7.4000%.....................     0.3%    0.3%    0.4%    0.4%    0.6%    4.0%   11.3%

              SENSITIVITY OF THE SV CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
           LIBOR                 50%    100%    130%    140%    170%    250%    500%
           -----                -----   -----   -----   -----   -----   -----   -----
7.0000% and below...........    12.9%   12.9%   12.9%   13.0%   13.2%   15.2%   19.8%
7.0925%.....................     9.9%    9.9%    9.9%   10.0%   10.2%   12.3%   17.1%
7.4000%.....................     0.2%    0.2%    0.3%    0.3%    0.5%    2.9%    8.2%

              SENSITIVITY OF THE SU CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
           LIBOR                 50%    100%    130%    140%    170%    250%    500%
           -----                -----   -----   -----   -----   -----   -----   -----
3.0925%.....................    44.0%   44.0%   44.0%   44.1%   44.4%   45.9%   49.9%
5.0925%.....................    20.9%   20.9%   20.9%   21.0%   21.4%   23.5%   28.9%
7.0000% and above...........     0.2%    0.3%    0.3%    0.4%    0.5%    3.5%    9.9%

              SENSITIVITY OF THE SM CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
           LIBOR                 50%    100%    144%    300%    500%
           -----                -----   -----   -----   -----   -----
3.0925%.....................    25.7%   25.7%   25.8%   33.3%   45.4%
5.0925%.....................    11.8%   12.1%   12.2%   21.0%   33.1%
6.7500%.....................     1.8%    2.2%    2.3%   11.4%   23.3%

     The Interest Only Class. THE YIELD TO INVESTORS IN THE JH CLASS WILL BE VERY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE RELATED MORTGAGE LOANS. THE MORTGAGE LOANS GENERALLY CAN BE PREPAID AT ANY TIME WITHOUT PENALTY. ON THE BASIS OF THE ASSUMPTIONS DESCRIBED BELOW, THE YIELD TO MATURITY ON THE JH CLASS WOULD BE 0% IF PREPAYMENTS OF THE RELATED MORTGAGE LOANS WERE TO OCCUR AT A CONSTANT RATE OF 532% PSA. IF THE ACTUAL PREPAYMENT RATE OF THE RELATED MORTGAGE LOANS WERE TO EXCEED THE LEVEL SPECIFIED FOR AS LITTLE AS ONE MONTH WHILE EQUALING SUCH LEVEL FOR THE REMAINING MONTHS, THE INVESTORS IN THE JH CLASS WOULD LOSE MONEY ON THEIR INITIAL INVESTMENTS.

     The information shown in the yield table has been prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase price of the JH Class (expressed as a percentage of the original principal balance) is as follows:

                           CLASS                              PRICE*
                           -----                              ------
JH..........................................................  57.5%

        -------------------------------
        * The price does not include accrued interest. Accrued interest has been added to such price in calculating the yields set forth in the table below.

                   SENSITIVITY OF THE JH CLASS TO PREPAYMENTS

                                              PSA PREPAYMENT ASSUMPTION
                                       ---------------------------------------
                                       50%    100%   140%   160%   250%   500%
                                       ----   ----   ----   ----   ----   ----
Pre-Tax Yields to Maturity...........  9.2%   9.0%   9.0%   9.0%   9.0%   1.4%

     The Principal Only Classes. The K and L Classes will not bear interest. As indicated in the tables below, a low rate of principal payments (including prepayments) on the related Mortgage Loans will have a negative effect on the yields to investors in the K and L Classes.

     The information shown in the following tables has been prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the K and L Classes (expressed in each case as a percentage of original principal balance) are as follows:

                           CLASS                               PRICE
                           -----                              --------
K...........................................................   54.0%
L ..........................................................   54.0%

                   SENSITIVITY OF THE K CLASS TO PREPAYMENTS

                                               PSA PREPAYMENT ASSUMPTION
                                       ------------------------------------------
                CLASS                  50%    100%   140%   160%   250%     500%
                -----                  ----   ----   ----   ----   -----   ------
Pre-Tax Yields to Maturity...........  2.4%   2.6%   3.0%   3.4%   48.9%   254.1%

                   SENSITIVITY OF THE L CLASS TO PREPAYMENTS

                                                   PSA PREPAYMENT ASSUMPTION
                                       -------------------------------------------------
                CLASS                  50%    100%   130%   140%   170%   250%     500%
                -----                  ----   ----   ----   ----   ----   -----   ------
Pre-Tax Yields to Maturity...........  2.4%   2.7%   3.2%   3.7%   6.9%   41.9%   137.0%

WEIGHTED AVERAGE LIVES OF THE CERTIFICATES

     The weighted average life of a Certificate is determined by

     (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date,

     (b) summing the results, and

     (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a).

     For a description of the factors which may influence the weighted average life of a Certificate, see "Description of Certificates--Weighted Average Life and Final Distribution Date" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the related Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including

     - the timing of changes in such rate of principal payments,

     - the priority sequences of distributions of principal of the Group 1 and Group 2 Classes,

     - in the case of the Group 3 Classes, the priority sequence affecting distributions on the Underlying REMIC Certificate, and

     - in the case of certain Group 1 and Group 2 Classes, the payment of principal of such Classes in accordance with the Principal Balance Schedules.

See "Distributions of Principal" herein and "Description of the Certificates--Distributions of Principal" in the Underlying REMIC Disclosure Document.

     The effect of these factors may differ as to various Classes and the effects on any Class may vary at different times during the life of that Class. Accordingly, we can give no assurance as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

DECREMENT TABLES

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each date shown at various constant PSA rates and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions. However, in the case of the information set forth for each Class under 0% PSA, we assumed that the underlying Mortgage Loans have the original and remaining terms to maturity and bear interest at the annual rates specified in the table below.

                                       ORIGINAL     REMAINING
     MORTGAGE LOANS RELATING TO          TERMS       TERMS TO    INTEREST
    TRUST ASSETS SPECIFIED BELOW      TO MATURITY    MATURITY     RATES
    ----------------------------      -----------   ---------    --------
Group 1 MBS                           360 months    360 months     9.0%
Group 2 MBS                           360 months    360 months     9.0%
Group 3 Underlying REMIC Certificate  360 months    357 months     9.0%

     It is unlikely

     - that all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or

     - that the underlying Mortgage Loans will prepay at any constant PSA level.

     In addition, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA rates. This is the case even if the dispersion of weighted average remaining terms to maturity and the weighted average CAGEs of the Mortgage Loans are identical to the dispersion specified in the Pricing Assumptions.

               PERCENT OF ORIGINAL PRINCIPAL BALANCES OUTSTANDING

                                       PB CLASS
                     ---------------------------------------------
                                    PSA PREPAYMENT
                                      ASSUMPTION
                     ---------------------------------------------
        DATE          0%     100%    140%    160%    250%    500%
        ----          --     ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100
July 2000...........   100     100     100     100     100     100
July 2001...........   100     100     100     100     100       0
July 2002...........    84       0       0       0       0       0
July 2003...........    66       0       0       0       0       0
July 2004...........    46       0       0       0       0       0
July 2005...........    23       0       0       0       0       0
July 2006...........     0       0       0       0       0       0
July 2007...........     0       0       0       0       0       0
July 2008...........     0       0       0       0       0       0
July 2009...........     0       0       0       0       0       0
July 2010...........     0       0       0       0       0       0
July 2011...........     0       0       0       0       0       0
July 2012...........     0       0       0       0       0       0
July 2013...........     0       0       0       0       0       0
July 2014...........     0       0       0       0       0       0
July 2015...........     0       0       0       0       0       0
July 2016...........     0       0       0       0       0       0
July 2017...........     0       0       0       0       0       0
July 2018...........     0       0       0       0       0       0
July 2019...........     0       0       0       0       0       0
July 2020...........     0       0       0       0       0       0
July 2021...........     0       0       0       0       0       0
July 2022...........     0       0       0       0       0       0
July 2023...........     0       0       0       0       0       0
July 2024...........     0       0       0       0       0       0
July 2025...........     0       0       0       0       0       0
July 2026...........     0       0       0       0       0       0
July 2027...........     0       0       0       0       0       0
July 2028...........     0       0       0       0       0       0
July 2029...........     0       0       0       0       0       0
Weighted Average
 Life (years)**.....   4.7     2.5     2.5     2.5     2.5     1.8

                                        PC CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    140%    160%    250%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
July 2000...........    100     100     100     100     100     100
July 2001...........    100     100     100     100     100      78
July 2002...........    100      87      87      87      87       0
July 2003...........    100       7       7       7       7       0
July 2004...........    100       0       0       0       0       0
July 2005...........    100       0       0       0       0       0
July 2006...........     99       0       0       0       0       0
July 2007...........     82       0       0       0       0       0
July 2008...........     63       0       0       0       0       0
July 2009...........     43       0       0       0       0       0
July 2010...........     20       0       0       0       0       0
July 2011...........      0       0       0       0       0       0
July 2012...........      0       0       0       0       0       0
July 2013...........      0       0       0       0       0       0
July 2014...........      0       0       0       0       0       0
July 2015...........      0       0       0       0       0       0
July 2016...........      0       0       0       0       0       0
July 2017...........      0       0       0       0       0       0
July 2018...........      0       0       0       0       0       0
July 2019...........      0       0       0       0       0       0
July 2020...........      0       0       0       0       0       0
July 2021...........      0       0       0       0       0       0
July 2022...........      0       0       0       0       0       0
July 2023...........      0       0       0       0       0       0
July 2024...........      0       0       0       0       0       0
July 2025...........      0       0       0       0       0       0
July 2026...........      0       0       0       0       0       0
July 2027...........      0       0       0       0       0       0
July 2028...........      0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....    9.6     3.5     3.5     3.5     3.5     2.1

                                        PD CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    140%    160%    250%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
July 2000...........    100     100     100     100     100     100
July 2001...........    100     100     100     100     100     100
July 2002...........    100     100     100     100     100       0
July 2003...........    100     100     100     100     100       0
July 2004...........    100       0       0       0       0       0
July 2005...........    100       0       0       0       0       0
July 2006...........    100       0       0       0       0       0
July 2007...........    100       0       0       0       0       0
July 2008...........    100       0       0       0       0       0
July 2009...........    100       0       0       0       0       0
July 2010...........    100       0       0       0       0       0
July 2011...........     92       0       0       0       0       0
July 2012...........     44       0       0       0       0       0
July 2013...........      0       0       0       0       0       0
July 2014...........      0       0       0       0       0       0
July 2015...........      0       0       0       0       0       0
July 2016...........      0       0       0       0       0       0
July 2017...........      0       0       0       0       0       0
July 2018...........      0       0       0       0       0       0
July 2019...........      0       0       0       0       0       0
July 2020...........      0       0       0       0       0       0
July 2021...........      0       0       0       0       0       0
July 2022...........      0       0       0       0       0       0
July 2023...........      0       0       0       0       0       0
July 2024...........      0       0       0       0       0       0
July 2025...........      0       0       0       0       0       0
July 2026...........      0       0       0       0       0       0
July 2027...........      0       0       0       0       0       0
July 2028...........      0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   12.9     4.5     4.5     4.5     4.5     2.5

                                       PE CLASS
                     ---------------------------------------------
                                    PSA PREPAYMENT
                                      ASSUMPTION
                     ---------------------------------------------
        DATE          0%     100%    140%    160%    250%    500%
        ----          --     ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100
July 2000...........   100     100     100     100     100     100
July 2001...........   100     100     100     100     100     100
July 2002...........   100     100     100     100     100      53
July 2003...........   100     100     100     100     100       0
July 2004...........   100      92      92      92      92       0
July 2005...........   100      48      48      48      48       0
July 2006...........   100       6       6       6       6       0
July 2007...........   100       0       0       0       0       0
July 2008...........   100       0       0       0       0       0
July 2009...........   100       0       0       0       0       0
July 2010...........   100       0       0       0       0       0
July 2011...........   100       0       0       0       0       0
July 2012...........   100       0       0       0       0       0
July 2013...........    97       0       0       0       0       0
July 2014...........    77       0       0       0       0       0
July 2015...........    54       0       0       0       0       0
July 2016...........    30       0       0       0       0       0
July 2017...........     4       0       0       0       0       0
July 2018...........     0       0       0       0       0       0
July 2019...........     0       0       0       0       0       0
July 2020...........     0       0       0       0       0       0
July 2021...........     0       0       0       0       0       0
July 2022...........     0       0       0       0       0       0
July 2023...........     0       0       0       0       0       0
July 2024...........     0       0       0       0       0       0
July 2025...........     0       0       0       0       0       0
July 2026...........     0       0       0       0       0       0
July 2027...........     0       0       0       0       0       0
July 2028...........     0       0       0       0       0       0
July 2029...........     0       0       0       0       0       0
Weighted Average
 Life (years)**.....  16.2     6.0     6.0     6.0     6.0     3.1

                                        PF CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    140%    160%    250%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
July 2000...........    100     100     100     100     100     100
July 2001...........    100     100     100     100     100     100
July 2002...........    100     100     100     100     100     100
July 2003...........    100     100     100     100     100      39
July 2004...........    100     100     100     100     100       0
July 2005...........    100     100     100     100     100       0
July 2006...........    100     100     100     100     100       0
July 2007...........    100      47      47      47      47       0
July 2008...........    100       0       0       0       0       0
July 2009...........    100       0       0       0       0       0
July 2010...........    100       0       0       0       0       0
July 2011...........    100       0       0       0       0       0
July 2012...........    100       0       0       0       0       0
July 2013...........    100       0       0       0       0       0
July 2014...........    100       0       0       0       0       0
July 2015...........    100       0       0       0       0       0
July 2016...........    100       0       0       0       0       0
July 2017...........    100       0       0       0       0       0
July 2018...........     60       0       0       0       0       0
July 2019...........     10       0       0       0       0       0
July 2020...........      0       0       0       0       0       0
July 2021...........      0       0       0       0       0       0
July 2022...........      0       0       0       0       0       0
July 2023...........      0       0       0       0       0       0
July 2024...........      0       0       0       0       0       0
July 2025...........      0       0       0       0       0       0
July 2026...........      0       0       0       0       0       0
July 2027...........      0       0       0       0       0       0
July 2028...........      0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   19.2     8.0     8.0     8.0     8.0     3.9

                                        PG CLASS
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    140%    160%    250%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
July 2000...........    100     100     100     100     100     100
July 2001...........    100     100     100     100     100     100
July 2002...........    100     100     100     100     100     100
July 2003...........    100     100     100     100     100     100
July 2004...........    100     100     100     100     100      65
July 2005...........    100     100     100     100     100      26
July 2006...........    100     100     100     100     100       0
July 2007...........    100     100     100     100     100       0
July 2008...........    100      95      95      95      95       0
July 2009...........    100      68      68      68      68       0
July 2010...........    100      46      46      46      46       0
July 2011...........    100      27      27      27      27       0
July 2012...........    100      11      11      11      11       0
July 2013...........    100       0       0       0       0       0
July 2014...........    100       0       0       0       0       0
July 2015...........    100       0       0       0       0       0
July 2016...........    100       0       0       0       0       0
July 2017...........    100       0       0       0       0       0
July 2018...........    100       0       0       0       0       0
July 2019...........    100       0       0       0       0       0
July 2020...........     74       0       0       0       0       0
July 2021...........     40       0       0       0       0       0
July 2022...........      2       0       0       0       0       0
July 2023...........      0       0       0       0       0       0
July 2024...........      0       0       0       0       0       0
July 2025...........      0       0       0       0       0       0
July 2026...........      0       0       0       0       0       0
July 2027...........      0       0       0       0       0       0
July 2028...........      0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   21.7    11.0    11.0    11.0    11.0     5.5

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.


                                  QH AND JH+ CLASSES
                     ---------------------------------------------
                                    PSA PREPAYMENT
                                      ASSUMPTION
                     ---------------------------------------------
        DATE          0%     100%    140%    160%    250%    500%
        ----          --     ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100
July 2000...........   100     100     100     100     100     100
July 2001...........   100     100     100     100     100     100
July 2002...........   100     100     100     100     100     100
July 2003...........   100     100     100     100     100     100
July 2004...........   100     100     100     100     100     100
July 2005...........   100     100     100     100     100     100
July 2006...........   100     100     100     100     100      97
July 2007...........   100     100     100     100     100      66
July 2008...........   100     100     100     100     100      45
July 2009...........   100     100     100     100     100      31
July 2010...........   100     100     100     100     100      21
July 2011...........   100     100     100     100     100      14
July 2012...........   100     100     100     100     100      10
July 2013...........   100      96      96      96      96       7
July 2014...........   100      78      78      78      78       4
July 2015...........   100      63      63      63      63       3
July 2016...........   100      51      51      51      51       2
July 2017...........   100      41      41      41      41       1
July 2018...........   100      32      32      32      32       1
July 2019...........   100      25      25      25      25       1
July 2020...........   100      19      19      19      19       *
July 2021...........   100      15      15      15      15       *
July 2022...........   100      11      11      11      11       *
July 2023...........    36       8       8       8       8       *
July 2024...........     5       5       5       5       5       *
July 2025...........     3       3       3       3       3       *
July 2026...........     2       2       2       2       2       *
July 2027...........     *       *       *       *       *       *
July 2028...........     0       0       0       0       0       0
July 2029...........     0       0       0       0       0       0
Weighted Average
 Life (years)**.....  23.9    18.0    18.0    18.0    18.0     9.6


                                    SG AND FG CLASSES
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    140%    160%    250%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
July 2000...........     98      79      72      68      68      54
July 2001...........     95      56      43      36      36       0
July 2002...........     95      55      35      26      26       0
July 2003...........     95      55      31      19      19       0
July 2004...........     95      55      27      14      10       0
July 2005...........     95      55      24      11       4       0
July 2006...........     95      55      22       8       1       0
July 2007...........     95      55      21       7       *       0
July 2008...........     95      54      20       5       *       0
July 2009...........     95      51      17       3       *       0
July 2010...........     95      48      14       0       *       0
July 2011...........     95      44      10       0       *       0
July 2012...........     95      39       7       0       *       0
July 2013...........     95      34       2       0       *       0
July 2014...........     95      28       0       0       *       0
July 2015...........     95      23       0       0       *       0
July 2016...........     95      17       0       0       *       0
July 2017...........     95      11       0       0       *       0
July 2018...........     95       5       0       0       *       0
July 2019...........     95       0       0       0       *       0
July 2020...........     95       0       0       0       *       0
July 2021...........     95       0       0       0       *       0
July 2022...........     95       0       0       0       *       0
July 2023...........     95       0       0       0       *       0
July 2024...........     84       0       0       0       *       0
July 2025...........     63       0       0       0       *       0
July 2026...........     40       0       0       0       *       0
July 2027...........     14       0       0       0       *       0
July 2028...........      0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   25.4     8.7     4.0     2.5     2.1     1.0

                                K, SF, SE, FE, SK, SJ, FJ
                                     AND HB CLASSES
                      ---------------------------------------------
                                     PSA PREPAYMENT
                                       ASSUMPTION
                      ---------------------------------------------
        DATE           0%     100%    140%    160%    250%    500%
        ----           --     ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100
July 2000...........    100     100     100     100      65       0
July 2001...........    100     100     100     100      34       0
July 2002...........    100     100     100     100      13       0
July 2003...........    100     100     100     100       0       0
July 2004...........    100     100     100     100       0       0
July 2005...........    100     100     100     100       0       0
July 2006...........    100     100     100     100       0       0
July 2007...........    100     100     100     100       0       0
July 2008...........    100     100     100     100       0       0
July 2009...........    100     100     100     100       0       0
July 2010...........    100     100     100     100       0       0
July 2011...........    100     100     100      93       0       0
July 2012...........    100     100     100      86       0       0
July 2013...........    100     100     100      78       0       0
July 2014...........    100     100      96      71       0       0
July 2015...........    100     100      87      63       0       0
July 2016...........    100     100      78      56       0       0
July 2017...........    100     100      69      49       0       0
July 2018...........    100     100      60      43       0       0
July 2019...........    100      97      52      37       0       0
July 2020...........    100      84      44      31       0       0
July 2021...........    100      72      37      25       0       0
July 2022...........    100      59      30      20       0       0
July 2023...........    100      47      23      16       0       0
July 2024...........    100      35      17      11       0       0
July 2025...........    100      24      11       8       0       0
July 2026...........    100      13       6       4       0       0
July 2027...........    100       3       1       1       0       0
July 2028...........     69       0       0       0       0       0
July 2029...........      0       0       0       0       0       0
Weighted Average
 Life (years)**.....   29.3    23.9    20.7    18.4     1.6     0.4

                                           TB CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    130%    140%    170%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
July 2000...........   100     100     100     100     100     100     100
July 2001...........   100     100     100     100     100     100      32
July 2002...........    85       0       0       0       0       0       0
July 2003...........    66       0       0       0       0       0       0
July 2004...........    46       0       0       0       0       0       0
July 2005...........    24       0       0       0       0       0       0
July 2006...........     *       0       0       0       0       0       0
July 2007...........     0       0       0       0       0       0       0
July 2008...........     0       0       0       0       0       0       0
July 2009...........     0       0       0       0       0       0       0
July 2010...........     0       0       0       0       0       0       0
July 2011...........     0       0       0       0       0       0       0
July 2012...........     0       0       0       0       0       0       0
July 2013...........     0       0       0       0       0       0       0
July 2014...........     0       0       0       0       0       0       0
July 2015...........     0       0       0       0       0       0       0
July 2016...........     0       0       0       0       0       0       0
July 2017...........     0       0       0       0       0       0       0
July 2018...........     0       0       0       0       0       0       0
July 2019...........     0       0       0       0       0       0       0
July 2020...........     0       0       0       0       0       0       0
July 2021...........     0       0       0       0       0       0       0
July 2022...........     0       0       0       0       0       0       0
July 2023...........     0       0       0       0       0       0       0
July 2024...........     0       0       0       0       0       0       0
July 2025...........     0       0       0       0       0       0       0
July 2026...........     0       0       0       0       0       0       0
July 2027...........     0       0       0       0       0       0       0
July 2028...........     0       0       0       0       0       0       0
July 2029...........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   4.8     2.5     2.5     2.5     2.5     2.5     2.0

                                            TC CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    130%    140%    170%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
July 2000...........    100     100     100     100     100     100     100
July 2001...........    100     100     100     100     100     100     100
July 2002...........    100      87      87      87      87      87       0
July 2003...........    100       7       7       7       7       7       0
July 2004...........    100       0       0       0       0       0       0
July 2005...........    100       0       0       0       0       0       0
July 2006...........    100       0       0       0       0       0       0
July 2007...........     83       0       0       0       0       0       0
July 2008...........     64       0       0       0       0       0       0
July 2009...........     44       0       0       0       0       0       0
July 2010...........     22       0       0       0       0       0       0
July 2011...........      0       0       0       0       0       0       0
July 2012...........      0       0       0       0       0       0       0
July 2013...........      0       0       0       0       0       0       0
July 2014...........      0       0       0       0       0       0       0
July 2015...........      0       0       0       0       0       0       0
July 2016...........      0       0       0       0       0       0       0
July 2017...........      0       0       0       0       0       0       0
July 2018...........      0       0       0       0       0       0       0
July 2019...........      0       0       0       0       0       0       0
July 2020...........      0       0       0       0       0       0       0
July 2021...........      0       0       0       0       0       0       0
July 2022...........      0       0       0       0       0       0       0
July 2023...........      0       0       0       0       0       0       0
July 2024...........      0       0       0       0       0       0       0
July 2025...........      0       0       0       0       0       0       0
July 2026...........      0       0       0       0       0       0       0
July 2027...........      0       0       0       0       0       0       0
July 2028...........      0       0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....    9.7     3.5     3.5     3.5     3.5     3.5     2.3

                                            TI CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    130%    140%    170%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
July 2000...........    100     100     100     100     100     100     100
July 2001...........    100     100     100     100     100     100     100
July 2002...........    100     100     100     100     100     100      83
July 2003...........    100     100     100     100     100     100      57
July 2004...........    100      89      89      89      89      89      39
July 2005...........    100      77      77      77      77      77      27
July 2006...........    100      66      66      66      66      66      18
July 2007...........    100      56      56      56      56      56      12
July 2008...........    100      46      46      46      46      46       8
July 2009...........    100      38      38      38      38      38       6
July 2010...........    100      32      32      32      32      32       4
July 2011...........    100      26      26      26      26      26       2
July 2012...........     95      21      21      21      21      21       2
July 2013...........     90      17      17      17      17      17       1
July 2014...........     85      14      14      14      14      14       1
July 2015...........     79      11      11      11      11      11       *
July 2016...........     73       9       9       9       9       9       *
July 2017...........     66       7       7       7       7       7       0
July 2018...........     59       6       6       6       6       6       0
July 2019...........     50       4       4       4       4       4       0
July 2020...........     41       3       3       3       3       3       0
July 2021...........     31       2       2       2       2       2       0
July 2022...........     21       2       2       2       2       2       0
July 2023...........      9       1       1       1       1       1       0
July 2024...........      1       1       1       1       1       1       0
July 2025...........      *       *       *       *       *       *       0
July 2026...........      0       0       0       0       0       0       0
July 2027...........      0       0       0       0       0       0       0
July 2028...........      0       0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   19.5     9.8     9.8     9.8     9.8     9.8     5.1

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                            R CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    130%    140%    170%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
July 2000...........   100     100     100     100     100     100     100
July 2001...........   100     100     100     100     100     100     100
July 2002...........   100     100     100     100     100     100     100
July 2003...........   100     100     100     100     100     100     100
July 2004...........   100     100     100     100     100     100     100
July 2005...........   100     100     100     100     100     100     100
July 2006...........   100     100     100     100     100     100     100
July 2007...........   100     100     100     100     100     100     100
July 2008...........   100     100     100     100     100     100     100
July 2009...........   100     100     100     100     100     100     100
July 2010...........   100     100     100     100     100     100     100
July 2011...........   100     100     100     100     100     100     100
July 2012...........   100     100     100     100     100     100     100
July 2013...........   100     100     100     100     100     100     100
July 2014...........   100     100     100     100     100     100     100
July 2015...........   100     100     100     100     100     100     100
July 2016...........   100     100     100     100     100     100     100
July 2017...........   100     100     100     100     100     100      74
July 2018...........   100     100     100     100     100     100      48
July 2019...........   100     100     100     100     100     100      31
July 2020...........   100     100     100     100     100     100      20
July 2021...........   100     100     100     100     100     100      13
July 2022...........   100     100     100     100     100     100       8
July 2023...........   100     100     100     100     100     100       5
July 2024...........   100     100     100     100     100     100       3
July 2025...........   100     100     100     100     100     100       1
July 2026...........    86      86      86      86      86      86       1
July 2027...........    15      15      15      15      15      15       *
July 2028...........     0       0       0       0       0       0       0
July 2029...........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  27.5    27.5    27.5    27.5    27.5    27.5    19.6

                                      SR, FR AND GR CLASSES
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    130%    140%    170%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
July 2000...........     97      78      73      73      73      73      73
July 2001...........     94      51      39      39      39      39       0
July 2002...........     94      48      31      31      31      31       0
July 2003...........     94      48      27      27      27      26       0
July 2004...........     94      48      23      23      23      14       0
July 2005...........     94      48      20      20      20       6       0
July 2006...........     94      48      18      18      18       2       0
July 2007...........     94      48      17      17      17       *       0
July 2008...........     94      48      15      15      15       *       0
July 2009...........     94      45      13      13      13       *       0
July 2010...........     94      42      10      10      10       *       0
July 2011...........     94      37       6       6       6       *       0
July 2012...........     94      31       3       3       3       *       0
July 2013...........     94      25       0       0       0       *       0
July 2014...........     94      18       0       0       0       *       0
July 2015...........     94      11       0       0       0       *       0
July 2016...........     94       3       0       0       0       *       0
July 2017...........     94       0       0       0       0       *       0
July 2018...........     94       0       0       0       0       *       0
July 2019...........     94       0       0       0       0       *       0
July 2020...........     94       0       0       0       0       *       0
July 2021...........     94       0       0       0       0       *       0
July 2022...........     94       0       0       0       0       *       0
July 2023...........     94       0       0       0       0       *       0
July 2024...........     85       0       0       0       0       *       0
July 2025...........     59       0       0       0       0       *       0
July 2026...........     30       0       0       0       0       *       0
July 2027...........      0       0       0       0       0       *       0
July 2028...........      0       0       0       0       0       0       0
July 2029...........      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   24.8     7.3     3.5     3.5     3.5     2.5     1.2

                                 ST, FT, SV, SU AND L CLASSES
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    130%    140%    170%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
July 2000...........   100     100     100      98      91      73      16
July 2001...........   100     100     100      95      80      41       0
July 2002...........   100     100     100      93      71      17       0
July 2003...........   100     100     100      91      64       0       0
July 2004...........   100     100     100      89      59       0       0
July 2005...........   100     100     100      88      55       0       0
July 2006...........   100     100     100      88      53       0       0
July 2007...........   100     100     100      87      52       0       0
July 2008...........   100     100     100      87      51       0       0
July 2009...........   100     100     100      86      51       0       0
July 2010...........   100     100      99      86      51       0       0
July 2011...........   100     100      97      84      51       0       0
July 2012...........   100     100      95      83      51       0       0
July 2013...........   100     100      92      80      50       0       0
July 2014...........   100     100      84      73      46       0       0
July 2015...........   100     100      77      66      41       0       0
July 2016...........   100     100      69      60      36       0       0
July 2017...........   100      95      62      53      32       0       0
July 2018...........   100      85      55      47      28       0       0
July 2019...........   100      75      48      40      24       0       0
July 2020...........   100      66      41      35      20       0       0
July 2021...........   100      56      35      29      16       0       0
July 2022...........   100      47      28      24      13       0       0
July 2023...........   100      38      23      19      10       0       0
July 2024...........   100      29      17      14       8       0       0
July 2025...........   100      21      12      10       5       0       0
July 2026...........   100      13       7       6       3       0       0
July 2027...........    98       5       3       2       1       0       0
July 2028...........    51       0       0       0       0       0       0
July 2029...........     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  29.0    22.8    19.9    17.7    11.7     1.8     0.6

                              SM, FM AND GM CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    144%    300%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
July 2000...........    100     100     100     100     100
July 2001...........    100     100     100     100      49
July 2002...........    100     100     100     100       0
July 2003...........    100     100     100      49       0
July 2004...........    100     100     100       0       0
July 2005...........    100     100     100       0       0
July 2006...........    100     100     100       0       0
July 2007...........    100     100     100       0       0
July 2008...........    100     100     100       0       0
July 2009...........    100     100     100       0       0
July 2010...........    100     100     100       0       0
July 2011...........    100     100     100       0       0
July 2012...........    100     100     100       0       0
July 2013...........    100     100     100       0       0
July 2014...........    100     100     100       0       0
July 2015...........    100     100      88       0       0
July 2016...........    100     100      75       0       0
July 2017...........    100     100      62       0       0
July 2018...........    100     100      50       0       0
July 2019...........    100      48      39       0       0
July 2020...........    100      29      29       0       0
July 2021...........    100      20      20       0       0
July 2022...........    100      11      11       0       0
July 2023...........    100       4       4       0       0
July 2024...........    100       0       0       0       0
July 2025...........    100       0       0       0       0
July 2026...........    100       0       0       0       0
July 2027...........    100       0       0       0       0
July 2028...........      0       0       0       0       0
July 2029...........      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.2    20.7    19.3     4.0     2.0

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

CHARACTERISTICS OF THE R AND RL CLASSES

     In addition to payments of principal and interest, the Holders of the R Class will be entitled to receive the proceeds of any assets of the Trust that remain after the principal balances of all Classes are reduced to zero. The RL Class will not have a principal balance and will not bear interest. If any assets of the Lower Tier REMIC remain after the principal balances of the Lower Tier Regular Interests are reduced to zero, we will pay the proceeds of those assets to the Holder of the RL Class. Fannie Mae does not expect that any material assets will remain in either case.

     The R and RL Classes will be subject to certain transfer restrictions. We will not permit transfer of record or beneficial ownership of an R or RL Certificate to a "disqualified organization." In addition, we will not permit transfer of record or beneficial ownership of an R or RL Certificate to any person that is not a "U.S. Person" without our written consent. Treasury Department regulations (the "Regulations") provide that a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The RL Class will, and the R Class may, constitute a noneconomic residual interest under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of Certificates--Special Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, we will be obligated to provide to these Holders (i) information necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the R or RL Class that may be required under the Code.

               CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The Certificates and payments on the Certificates are not generally exempt from taxation. Therefore, you should consider the tax consequences of holding a Certificate before you acquire one. The following tax discussion supplements the discussion under the caption "Certain Federal Income Tax Consequences" in the REMIC Prospectus. When read together, the two discussions describe the current federal income tax treatment of beneficial owners of Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of beneficial owners, some of which may be subject to special rules. In addition, these discussions may not apply to your particular circumstances for one of the reasons explained in the REMIC Prospectus. You should consult your own tax advisors regarding the federal income tax consequences of holding and disposing of Certificates as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

REMIC ELECTIONS AND SPECIAL TAX ATTRIBUTES

     We will elect to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The REMIC Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests" and the RL Class will be designated as the "residual interest" in the Lower Tier REMIC.

     Because the Lower Tier REMIC and the Trust will qualify as REMICs, the REMIC Certificates and any related RCR Certificates generally will be treated as "regular or residual interests in a

REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--REMIC Election and Special Tax Attributes" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF REGULAR CERTIFICATES

     The Notional Class, the Principal Only Classes and the SM and the QH Classes will be issued with original issue discount ("OID"), and certain other Classes of REMIC Certificates may be issued with OID. If a Class is issued with OID, a beneficial owner of a Certificate of that Class generally must recognize some taxable income in advance of the receipt of the cash attributable to that income. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount" in the REMIC Prospectus. In addition, certain Classes of REMIC Certificates may be treated as having been issued at a premium. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Regular Certificates Purchased at a Premium" in the REMIC Prospectus.

     The Prepayment Assumptions that will be used in determining the rate of accrual of OID will be as follows:

CERTIFICATE GROUP  PSA PREPAYMENT ASSUMPTION
-----------------  -------------------------
        1                    140%
        2                    140%
        3                    144%

See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount--Daily Portions of Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at any of those rates or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" in this prospectus supplement and "Description of Certificates--Weighted Average Life and Final Distribution Date" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF RESIDUAL CERTIFICATES

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 7.15% (which is 120% of the "federal long-term rate"). See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Treatment of Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF RCR CERTIFICATES

     General. The RCR Classes will be created, sold and administered pursuant to an arrangement that will be classified as a grantor trust under subpart E, part I of subchapter J of the Code. The REMIC Certificates that are exchanged for RCR Certificates (including any exchanges effective on the Settlement Date) will be the assets of the trust, and the RCR Certificates will represent an ownership interest in those REMIC Certificates. For a general discussion of the federal income tax treatment of beneficial owners of REMIC Certificates, see "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

     The RCR Classes (each, a "Combination RCR Class") will represent the beneficial ownership of the underlying REMIC Certificates set forth in Schedule
1. Each Certificate of a Combination RCR Class (a "Combination RCR Certificate") will represent beneficial ownership of undivided interests in two or more underlying REMIC Certificates.

     Combination RCR Classes. A beneficial owner of a Combination RCR Certificate will be treated as the beneficial owner of a proportionate interest in the REMIC Certificates underlying that Combination RCR Certificate. A beneficial owner of a Combination RCR Certificate must allocate its cost to acquire that Certificate among the underlying REMIC Certificates in proportion to their relative fair market values at the time of acquisition. Such owner should account for its ownership interest in each underlying REMIC Certificate as described under "--Taxation of Beneficial Owners of Regular Certificates" in this prospectus supplement and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus. When a beneficial owner sells a Combination RCR Certificate, the owner must allocate the sale proceeds among the underlying REMIC Certificates in proportion to their relative fair market values at the time of sale.

     Exchanges. If a beneficial owner exchanges one or more REMIC Certificates for the related RCR Certificate or Certificates in the manner described under "Description of the Certificates--Combination and Recombination" in this prospectus supplement, the exchange will not be taxable. Likewise, if a beneficial owner exchanges one or more RCR Certificates for the related REMIC Certificate or Certificates in the manner described in that discussion, the exchange will not be a taxable exchange. In each of these cases, the beneficial owner will be treated as continuing to own after the exchange the same combination of interests in the related REMIC Certificates (or the same interest in the related REMIC Certificate) that it owned immediately prior to the exchange.

                              PLAN OF DISTRIBUTION

     General. We are obligated to deliver the Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer") in exchange for the Group 1 and Group 2 MBS and the Underlying REMIC Certificate. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect these transactions to or through other dealers.

     Increase in Certificates. Before the Settlement Date, we and the Dealer may agree to offer Group 1 or Group 2 Classes in addition to those contemplated as of the date of this prospectus supplement. In this event, we will increase the related MBS in principal balance, but we expect that all these additional MBS will have the same characteristics as described under "Description of the Certificates--The Trust MBS." The proportion that the original principal balance of each Group 1 or Group 2 Class bears to the aggregate original principal balance of all Group 1 or Group 2 Classes, respectively, will remain the same.

                                 LEGAL MATTERS

     Brown & Wood LLP will provide legal representation for Fannie Mae. Milbank, Tweed, Hadley & McCloy LLP will provide legal representation for the Dealer.

                                                                       EXHIBIT A

                          UNDERLYING REMIC CERTIFICATE

 UNDERLYING                DATE
   REMIC                    OF        CUSIP    INTEREST  INTEREST
   TRUST        CLASS     ISSUE      NUMBER      RATE    TYPE(1)
 ----------     -----     -----      ------    --------  --------
1999-19          GM     April 1999  31359VP31   6.50%     FIX

                                                                        PRINCIPAL
                                             ORIGINAL       JULY       BALANCE IN
 UNDERLYING       FINAL                     PRINCIPAL       1999       LOWER TIER
   REMIC      DISTRIBUTION    PRINCIPAL      BALANCE       CLASS       REMIC AS OF
   TRUST          DATE         TYPE(1)       OF CLASS      FACTOR      ISSUE DATE
 ----------   ------------    ---------     ---------      ------      -----------
1999-19        May 2029      SEG(PAC)/SEQ   $7,720,000   1.00000000    $5,970,000

                            APPROXIMATE   APPROXIMATE
              APPROXIMATE    WEIGHTED      WEIGHTED
 UNDERLYING    WEIGHTED       AVERAGE       AVERAGE    UNDERLYING
   REMIC        AVERAGE         WAM          CAGE       SECURITY   CLASS
   TRUST          WAC       (IN MONTHS)   (IN MONTHS)     TYPE     GROUP
 ----------   -----------   -----------   -----------  ----------  -----
1999-19        7.05%            351            8        MBS          3

---------------
(1) See "Description of Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

                                                                      SCHEDULE 1

                          AVAILABLE RECOMBINATIONS(1)

            REMIC CERTIFICATES              RCR CERTIFICATES
------------------------------------------  -------
                               ORIGINAL
                               PRINCIPAL      RCR
          CLASS                 BALANCE     CLASSES
          -----                ---------    -------
RECOMBINATION 1
      SR                      $18,356,236    GR
      FR                       59,657,764
RECOMBINATION 2
      SM                        1,119,375    GM
      FM                        4,850,625

            REMIC CERTIFI         RCR CERTIFICATES
-------------------------  ----------------------------------
                             ORIGINAL
                             PRINCIPAL    INTEREST  INTEREST
          CLASS               BALANCE       RATE     TYPE(2)
          -----              ---------    --------  --------
RECOMBINATION 1
      SR                    $78,014,000       6.5%   FIX
      FR
RECOMBINATION 2
      SM                      5,970,000       6.5    FIX
      FM

            REMIC CERTIFI             RCR CERTIFICATES
-------------------------  --------------------------------------
                                                      FINAL
                           PRINCIPAL    CUSIP      DISTRIBUTION
          CLASS             TYPE(2)    NUMBER          DATE
          -----            ---------   ------      ------------
RECOMBINATION 1
      SR                     SCH      31359WNU1   August 2029
      FR
RECOMBINATION 2
      SM                    SC/PT     31359WN V 9    May 2029
      FM

---------------
(1) The balances of the REMIC Certificates and RCR Certificates involved in any exchange will bear the same proportionate relationship as that borne by the original balances of the related Classes.
(2) See "Description of Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.

                          PRINCIPAL BALANCE SCHEDULES
PB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
August 2001.........  $14,466,400.00
September 2001......   12,852,671.86
October 2001........   11,247,016.33
November 2001.......    9,649,391.71

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2001.......  $ 8,059,756.50
January 2002........    6,478,069.44
February 2002.......    4,904,289.47
March 2002..........    3,338,375.73

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2002..........  $ 1,780,287.59
May 2002............      229,984.60
June 2002 and
  thereafter........            0.00

PC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2002............  $22,306,800.00
June 2002...........   20,994,226.56
July 2002...........   19,459,373.44
August 2002.........   17,932,185.42
September 2002......   16,412,622.91
October 2002........   14,900,646.50

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2002.......  $13,396,216.99
December 2002.......   11,899,295.38
January 2003........   10,409,842.87
February 2003.......    8,927,820.86
March 2003..........    7,453,190.95
April 2003..........    5,985,914.93

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2003............  $ 4,525,954.80
June 2003...........    3,073,272.75
July 2003...........    1,627,831.16
August 2003.........      189,592.60
September 2003 and
  thereafter........            0.00

PD CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
August 2003.........  $12,485,200.00
September 2003......   11,243,719.85
October 2003........    9,819,775.85
November 2003.......    8,402,923.77

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2003.......  $ 6,993,126.93
January 2004........    5,590,348.87
February 2004.......    4,194,553.30
March 2004..........    2,805,704.13

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2004..........  $ 1,423,765.43
May 2004............       48,701.48
June 2004 and
  thereafter........            0.00

PE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2004............  $35,424,200.00
June 2004...........   34,104,676.74
July 2004...........   32,743,255.84
August 2004.........   31,388,603.60
September 2004......   30,040,685.02
October 2004........   28,699,465.28
November 2004.......   27,364,909.74
December 2004.......   26,036,983.94
January 2005........   24,715,653.59
February 2005.......   23,400,884.58

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2005..........  $22,092,642.98
April 2005..........   20,790,895.02
May 2005............   19,495,607.12
June 2005...........   18,206,745.87
July 2005...........   16,924,278.01
August 2005.........   15,648,170.49
September 2005......   14,378,390.39
October 2005........   13,114,904.99
November 2005.......   11,857,681.72
December 2005.......   10,606,688.18

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2006........  $ 9,361,892.15
February 2006.......    8,123,261.55
March 2006..........    6,890,764.49
April 2006..........    5,664,369.23
May 2006............    4,444,044.20
June 2006...........    3,229,757.98
July 2006...........    2,021,479.33
August 2006.........      819,177.15
September 2006 and
  thereafter........            0.00

PF CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
August 2006.........  $22,653,200.00
September 2006......   22,276,020.53
October 2006........   21,085,578.68
November 2006.......   19,901,020.99
December 2006.......   18,722,317.01
January 2007........   17,549,436.44
February 2007.......   16,382,349.14
March 2007..........   15,221,025.12

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2007..........  $14,065,434.54
May 2007............   12,915,547.72
June 2007...........   11,771,335.14
July 2007...........   10,632,767.42
August 2007.........    9,508,175.57
September 2007......    8,399,718.44
October 2007........    7,307,171.39
November 2007.......    6,230,312.84

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2007.......  $ 5,168,924.29
January 2008........    4,122,790.18
February 2008.......    3,091,697.96
March 2008..........    2,075,437.95
April 2008..........    1,073,803.38
May 2008............       86,590.30
June 2008 and
  thereafter........            0.00

PG CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2008............  $38,866,800.00
June 2008...........   37,980,397.55
July 2008...........   37,021,426.74
August 2008.........   36,076,282.21
September 2008......   35,144,770.98
October 2008........   34,226,702.71
November 2008.......   33,321,889.68
December 2008.......   32,430,146.74
January 2009........   31,551,291.30
February 2009.......   30,685,143.25
March 2009..........   29,831,524.98
April 2009..........   28,990,261.32
May 2009............   28,161,179.47
June 2009...........   27,344,109.05
July 2009...........   26,538,881.99
August 2009.........   25,745,332.54
September 2009......   24,963,297.24
October 2009........   24,192,614.85
November 2009.......   23,433,126.38
December 2009.......   22,684,674.99
January 2010........   21,947,106.03

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2010.......  $21,220,266.96
March 2010..........   20,504,007.34
April 2010..........   19,798,178.80
May 2010............   19,102,635.02
June 2010...........   18,417,231.67
July 2010...........   17,741,826.44
August 2010.........   17,076,278.95
September 2010......   16,420,450.78
October 2010........   15,774,205.38
November 2010.......   15,137,408.11
December 2010.......   14,509,926.18
January 2011........   13,891,628.62
February 2011.......   13,282,386.27
March 2011..........   12,682,071.75
April 2011..........   12,090,559.44
May 2011............   11,507,725.44
June 2011...........   10,933,447.56
July 2011...........   10,367,605.31
August 2011.........    9,810,079.85
September 2011......    9,260,753.97
October 2011........    8,719,512.09

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2011.......  $ 8,186,240.23
December 2011.......    7,660,825.97
January 2012........    7,143,158.45
February 2012.......    6,633,128.33
March 2012..........    6,130,627.78
April 2012..........    5,635,550.48
May 2012............    5,147,791.55
June 2012...........    4,667,247.58
July 2012...........    4,193,816.57
August 2012.........    3,727,397.95
September 2012......    3,267,892.53
October 2012........    2,815,202.48
November 2012.......    2,369,231.35
December 2012.......    1,929,883.99
January 2013........    1,497,066.58
February 2013.......    1,070,686.62
March 2013..........      650,652.85
April 2013..........      236,875.30
May 2013 and
  thereafter........            0.00

QH CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
April 2013..........  $24,187,000.00
May 2013............   24,016,265.24
June 2013...........   23,614,735.17
July 2013...........   23,219,198.78
August 2013.........   22,829,570.98
September 2013......   22,445,767.85
October 2013........   22,067,706.64
November 2013.......   21,695,305.73
December 2013.......   21,328,484.64
January 2014........   20,967,164.02

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2014.......  $20,611,265.58
March 2014..........   20,260,712.16
April 2014..........   19,915,427.64
May 2014............   19,575,336.97
June 2014...........   19,240,366.14
July 2014...........   18,910,442.16
August 2014.........   18,585,493.07
September 2014......   18,265,447.87
October 2014........   17,950,236.60
November 2014.......   17,639,790.22
December 2014.......   17,334,040.69

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2015........  $17,032,920.88
February 2015.......   16,736,364.63
March 2015..........   16,444,306.66
April 2015..........   16,156,682.63
May 2015............   15,873,429.07
June 2015...........   15,594,483.41
July 2015...........   15,319,783.95
August 2015.........   15,049,269.84
September 2015......   14,782,881.07
October 2015........   14,520,558.48

        QH CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
November 2015.......  $14,262,243.72
December 2015.......   14,007,879.28
January 2016........   13,757,408.41
February 2016.......   13,510,775.18
March 2016..........   13,267,924.44
April 2016..........   13,028,801.78
May 2016............   12,793,353.59
June 2016...........   12,561,526.96
July 2016...........   12,333,269.77
August 2016.........   12,108,530.58
September 2016......   11,887,258.69
October 2016........   11,669,404.12
November 2016.......   11,454,917.56
December 2016.......   11,243,750.40
January 2017........   11,035,854.72
February 2017.......   10,831,183.26
March 2017..........   10,629,689.40
April 2017..........   10,431,327.22
May 2017............   10,236,051.39
June 2017...........   10,043,817.24
July 2017...........    9,854,580.74
August 2017.........    9,668,298.44
September 2017......    9,484,927.52
October 2017........    9,304,425.76
November 2017.......    9,126,751.52
December 2017.......    8,951,863.75
January 2018........    8,779,721.97
February 2018.......    8,610,286.29
March 2018..........    8,443,517.33
April 2018..........    8,279,376.32
May 2018............    8,117,824.99
June 2018...........    7,958,825.63
July 2018...........    7,802,341.05
August 2018.........    7,648,334.58
September 2018......    7,496,770.06
October 2018........    7,347,611.87
November 2018.......    7,200,824.84
December 2018.......    7,056,374.34
January 2019........    6,914,226.20
February 2019.......    6,774,346.73
March 2019..........    6,636,702.73
April 2019..........    6,501,261.45
May 2019............    6,367,990.61
June 2019...........    6,236,858.39
July 2019...........    6,107,833.40
August 2019.........    5,980,884.72
September 2019......    5,855,981.82
October 2019........    5,733,094.65
November 2019.......    5,612,193.56

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2019.......  $ 5,493,249.31
January 2020........    5,376,233.08
February 2020.......    5,261,116.47
March 2020..........    5,147,871.47
April 2020..........    5,036,470.45
May 2020............    4,926,886.20
June 2020...........    4,819,091.86
July 2020...........    4,713,060.99
August 2020.........    4,608,767.48
September 2020......    4,506,185.63
October 2020........    4,405,290.08
November 2020.......    4,306,055.82
December 2020.......    4,208,458.23
January 2021........    4,112,472.99
February 2021.......    4,018,076.17
March 2021..........    3,925,244.15
April 2021..........    3,833,953.65
May 2021............    3,744,181.73
June 2021...........    3,655,905.77
July 2021...........    3,569,103.47
August 2021.........    3,483,752.84
September 2021......    3,399,832.21
October 2021........    3,317,320.21
November 2021.......    3,236,195.80
December 2021.......    3,156,438.20
January 2022........    3,078,026.94
February 2022.......    3,000,941.86
March 2022..........    2,925,163.07
April 2022..........    2,850,670.95
May 2022............    2,777,446.19
June 2022...........    2,705,469.72
July 2022...........    2,634,722.78
August 2022.........    2,565,186.86
September 2022......    2,496,843.69
October 2022........    2,429,675.30
November 2022.......    2,363,663.95
December 2022.......    2,298,792.16
January 2023........    2,235,042.72
February 2023.......    2,172,398.62
March 2023..........    2,110,843.14
April 2023..........    2,050,359.78
May 2023............    1,990,932.26
June 2023...........    1,932,544.56
July 2023...........    1,875,180.87
August 2023.........    1,818,825.63
September 2023......    1,763,463.46
October 2023........    1,709,079.25
November 2023.......    1,655,658.08

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2023.......  $ 1,603,185.25
January 2024........    1,551,646.25
February 2024.......    1,501,026.82
March 2024..........    1,451,312.87
April 2024..........    1,402,490.52
May 2024............    1,354,546.11
June 2024...........    1,307,466.15
July 2024...........    1,261,237.35
August 2024.........    1,215,846.62
September 2024......    1,171,281.06
October 2024........    1,127,527.95
November 2024.......    1,084,574.74
December 2024.......    1,042,409.09
January 2025........    1,001,018.81
February 2025.......      960,391.90
March 2025..........      920,516.55
April 2025..........      881,381.07
May 2025............      842,974.00
June 2025...........      805,284.00
July 2025...........      768,299.92
August 2025.........      732,010.76
September 2025......      696,405.68
October 2025........      661,474.00
November 2025.......      627,205.19
December 2025.......      593,588.88
January 2026........      560,614.85
February 2026.......      528,273.01
March 2026..........      496,553.46
April 2026..........      465,446.39
May 2026............      434,942.16
June 2026...........      405,031.29
July 2026...........      375,704.39
August 2026.........      346,952.25
September 2026......      318,765.78
October 2026........      291,136.01
November 2026.......      264,054.11
December 2026.......      237,511.39
January 2027........      211,499.27
February 2027.......      186,009.30
March 2027..........      161,033.16
April 2027..........      136,562.65
May 2027............      112,589.69
June 2027...........       89,106.30
July 2027...........       66,104.65
August 2027.........       43,577.00
September 2027......       21,515.73
October 2027 and
  thereafter........            0.00

SG CLASS TARGETED BALANCES

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
Initial Balance.....  $21,074,400.00
August 1999.........   20,602,328.44
September 1999......   20,113,032.94
October 1999........   19,606,847.41
November 1999.......   19,084,119.21
December 1999.......   18,545,208.84
January 2000........   17,990,489.46
February 2000.......   17,420,346.49
March 2000..........   16,835,177.18
April 2000..........   16,235,390.12
May 2000............   15,621,404.78
June 2000...........   15,012,716.33
July 2000...........   14,409,280.04
August 2000.........   13,811,051.53
September 2000......   13,217,986.82
October 2000........   12,630,042.29
November 2000.......   12,047,174.67
December 2000.......   11,469,341.08
January 2001........   10,896,498.98
February 2001.......   10,328,606.20
March 2001..........    9,765,620.91
April 2001..........    9,207,501.64
May 2001............    8,654,207.27
June 2001...........    8,105,697.03
July 2001...........    7,561,930.47
August 2001.........    7,022,867.51
September 2001......    6,868,169.12
October 2001........    6,716,195.70
November 2001.......    6,566,917.98
December 2001.......    6,420,306.94
January 2002........    6,276,333.86
February 2002.......    6,134,970.28
March 2002..........    5,996,188.02
April 2002..........    5,859,959.17
May 2002............    5,726,256.06
June 2002...........    5,595,051.32
July 2002...........    5,466,317.81
August 2002.........    5,340,028.67
September 2002......    5,216,157.29
October 2002........    5,094,677.30
November 2002.......    4,975,562.60
December 2002.......    4,858,787.33
January 2003........    4,744,325.88
February 2003.......    4,632,152.89
March 2003..........    4,522,243.23

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
April 2003..........  $ 4,414,572.03
May 2003............    4,309,114.63
June 2003...........    4,205,846.63
July 2003...........    4,104,743.85
August 2003.........    4,005,782.36
September 2003......    3,908,938.44
October 2003........    3,814,188.60
November 2003.......    3,721,509.60
December 2003.......    3,630,878.39
January 2004........    3,542,272.16
February 2004.......    3,455,668.32
March 2004..........    3,371,044.49
April 2004..........    3,288,378.52
May 2004............    3,207,648.45
June 2004...........    3,128,832.55
July 2004...........    3,051,909.30
August 2004.........    2,976,857.38
September 2004......    2,903,655.68
October 2004........    2,832,283.30
November 2004.......    2,762,719.53
December 2004.......    2,694,943.86
January 2005........    2,628,936.00
February 2005.......    2,564,675.84
March 2005..........    2,502,143.46
April 2005..........    2,441,319.15
May 2005............    2,382,183.38
June 2005...........    2,324,716.81
July 2005...........    2,268,900.29
August 2005.........    2,214,714.86
September 2005......    2,162,141.75
October 2005........    2,111,162.35
November 2005.......    2,061,758.27
December 2005.......    2,013,911.25
January 2006........    1,967,603.25
February 2006.......    1,922,816.39
March 2006..........    1,879,532.97
April 2006..........    1,837,735.45
May 2006............    1,797,406.48
June 2006...........    1,758,528.87
July 2006...........    1,721,085.60
August 2006.........    1,685,059.82
September 2006......    1,650,434.83
October 2006........    1,617,194.12
November 2006.......    1,585,321.33
December 2006.......    1,554,800.26

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
January 2007........  $ 1,525,614.87
February 2007.......    1,497,749.27
March 2007..........    1,471,187.75
April 2007..........    1,445,914.73
May 2007............    1,421,914.80
June 2007...........    1,399,172.70
July 2007...........    1,377,673.31
August 2007.........    1,355,434.55
September 2007......    1,331,926.82
October 2007........    1,307,181.48
November 2007.......    1,281,229.39
December 2007.......    1,254,100.84
January 2008........    1,225,825.62
February 2008.......    1,196,432.98
March 2008..........    1,165,951.67
April 2008..........    1,134,409.93
May 2008............    1,101,835.51
June 2008...........    1,068,255.67
July 2008...........    1,033,697.19
August 2008.........      998,186.37
September 2008......      961,749.06
October 2008........      924,410.63
November 2008.......      886,196.01
December 2008.......      847,129.70
January 2009........      807,235.74
February 2009.......      766,537.74
March 2009..........      725,058.89
April 2009..........      682,821.98
May 2009............      639,849.37
June 2009...........      596,163.01
July 2009...........      551,784.47
August 2009.........      506,734.91
September 2009......      461,035.12
October 2009........      414,705.50
November 2009.......      367,766.08
December 2009.......      320,236.52
January 2010........      272,136.12
February 2010.......      223,483.81
March 2010..........      174,298.20
April 2010..........      124,597.53
May 2010............       74,399.69
June 2010...........       23,722.27
July 2010 and
  thereafter........            0.00

FG CLASS TARGETED BALANCES

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
Initial Balance.....  $68,491,800.00

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
August 1999.........  $66,957,567.42

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
September 1999......  $65,367,357.06

                                       B-4

        FG CLASS (CONTINUED)

    DISTRIBUTION         TARGETED
        DATE             BALANCE
--------------------  --------------

        FG CLASS (CONTINUED)

    DISTRIBUTION         TARGETED
        DATE             BALANCE
--------------------  --------------
October 1999........  $63,722,254.07
November 1999.......   62,023,387.44
December 1999.......   60,271,928.73
January 2000........   58,469,090.74
February 2000.......   56,616,126.10
March 2000..........   54,714,325.84
April 2000..........   52,765,017.90
May 2000............   50,769,565.54
June 2000...........   48,791,328.08
July 2000...........   46,830,160.12
August 2000.........   44,885,917.48
September 2000......   42,958,457.17
October 2000........   41,047,637.44
November 2000.......   39,153,317.69
December 2000.......   37,275,358.52
January 2001........   35,413,621.70
February 2001.......   33,567,970.15
March 2001..........   31,738,267.96
April 2001..........   29,924,380.34
May 2001............   28,126,173.64
June 2001...........   26,343,515.35
July 2001...........   24,576,274.04
August 2001.........   22,824,319.41
September 2001......   22,321,549.64
October 2001........   21,827,636.03
November 2001.......   21,342,483.42
December 2001.......   20,865,997.55
January 2002........   20,398,085.04
February 2002.......   19,938,653.41
March 2002..........   19,487,611.08
April 2002..........   19,044,867.29
May 2002............   18,610,332.20
June 2002...........   18,183,916.79
July 2002...........   17,765,532.89
August 2002.........   17,355,093.19
September 2002......   16,952,511.19
October 2002........   16,557,701.22
November 2002.......   16,170,578.45
December 2002.......   15,791,058.82
January 2003........   15,419,059.12
February 2003.......   15,054,496.90
March 2003..........   14,697,290.51
April 2003..........   14,347,359.09
May 2003............   14,004,622.54

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
June 2003...........  $13,669,001.53
July 2003...........   13,340,417.51
August 2003.........   13,018,792.66
September 2003......   12,704,049.92
October 2003........   12,396,112.96
November 2003.......   12,094,906.19
December 2003.......   11,800,354.76
January 2004........   11,512,384.52
February 2004.......   11,230,922.04
March 2004..........   10,955,894.60
April 2004..........   10,687,230.18
May 2004............   10,424,857.45
June 2004...........   10,168,705.78
July 2004...........    9,918,705.22
August 2004.........    9,674,786.48
September 2004......    9,436,880.97
October 2004........    9,204,920.72
November 2004.......    8,978,838.46
December 2004.......    8,758,567.55
January 2005........    8,544,042.01
February 2005.......    8,335,196.48
March 2005..........    8,131,966.25
April 2005..........    7,934,287.24
May 2005............    7,742,095.97
June 2005...........    7,555,329.62
July 2005...........    7,373,925.94
August 2005.........    7,197,823.30
September 2005......    7,026,960.68
October 2005........    6,861,277.65
November 2005.......    6,700,714.37
December 2005.......    6,545,211.57
January 2006........    6,394,710.57
February 2006.......    6,249,153.28
March 2006..........    6,108,482.16
April 2006..........    5,972,640.23
May 2006............    5,841,571.07
June 2006...........    5,715,218.84
July 2006...........    5,593,528.21
August 2006.........    5,476,444.40
September 2006......    5,363,913.20
October 2006........    5,255,880.91
November 2006.......    5,152,294.34
December 2006.......    5,053,100.85
January 2007........    4,958,248.33

    DISTRIBUTION         TARGETED
        DATE             BALANCE
    ------------         --------
February 2007.......  $ 4,867,685.14
March 2007..........    4,781,360.19
April 2007..........    4,699,222.88
May 2007............    4,621,223.11
June 2007...........    4,547,311.27
July 2007...........    4,477,438.25
August 2007.........    4,405,162.29
September 2007......    4,328,762.15
October 2007........    4,248,339.81
November 2007.......    4,163,995.51
December 2007.......    4,075,827.73
January 2008........    3,983,933.26
February 2008.......    3,888,407.18
March 2008..........    3,789,342.91
April 2008..........    3,686,832.26
May 2008............    3,580,965.40
June 2008...........    3,471,830.92
July 2008...........    3,359,515.86
August 2008.........    3,244,105.70
September 2008......    3,125,684.43
October 2008........    3,004,334.54
November 2008.......    2,880,137.05
December 2008.......    2,753,171.53
January 2009........    2,623,516.14
February 2009.......    2,491,247.64
March 2009..........    2,356,441.40
April 2009..........    2,219,171.44
May 2009............    2,079,510.44
June 2009...........    1,937,529.78
July 2009...........    1,793,299.51
August 2009.........    1,646,888.45
September 2009......    1,498,364.13
October 2009........    1,347,792.87
November 2009.......    1,195,239.75
December 2009.......    1,040,768.68
January 2010........      884,442.38
February 2010.......      726,322.40
March 2010..........      566,469.16
April 2010..........      404,941.97
May 2010............      241,799.00
June 2010...........       77,097.37
July 2010 and
  thereafter........            0.00

TB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
August 2001.........  $15,832,000.00
September 2001......   14,065,868.77
October 2001........   12,308,599.30
November 2001.......   10,560,145.84

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2001.......  $ 8,820,462.88
January 2002........    7,089,505.17
February 2002.......    5,367,227.65
March 2002..........    3,653,585.54

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
April 2002..........  $ 1,948,534.24
May 2002............      252,029.42
June 2002 and
  thereafter........            0.00

TC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
May 2002............  $24,407,000.00
June 2002...........   22,971,026.96
July 2002...........   21,291,482.96
August 2002.........   19,620,353.77
September 2002......   17,957,595.93
October 2002........   16,303,166.23

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2002.......  $14,657,021.68
December 2002.......   13,019,119.50
January 2003........   11,389,417.14
February 2003.......    9,767,872.25
March 2003..........    8,154,442.73
April 2003..........    6,549,086.67

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2003............  $ 4,951,762.37
June 2003...........    3,362,428.38
July 2003...........    1,781,043.43
August 2003.........      207,566.47
September 2003 and
  thereafter........            0.00

TI CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
August 2003.........  $147,823,000.00
September 2003......   146,464,956.67
October 2003........   144,907,173.40
November 2003.......   143,357,176.25
December 2003.......   141,814,925.00
January 2004........   140,280,379.65
February 2004.......   138,753,500.40
March 2004..........   137,234,247.66
April 2004..........   135,722,582.05
May 2004............   134,218,464.37
June 2004...........   132,721,855.64
July 2004...........   131,232,717.07
August 2004.........   129,751,010.09
September 2004......   128,276,696.29
October 2004........   126,809,737.49
November 2004.......   125,350,095.71
December 2004.......   123,897,733.13
January 2005........   122,452,612.15
February 2005.......   121,014,695.37
March 2005..........   119,583,945.56
April 2005..........   118,160,325.70
May 2005............   116,743,798.95
June 2005...........   115,334,328.66
July 2005...........   113,931,878.38
August 2005.........   112,536,411.82
September 2005......   111,147,892.91
October 2005........   109,766,285.75
November 2005.......   108,391,554.61
December 2005.......   107,023,663.98
January 2006........   105,662,578.49
February 2006.......   104,308,262.98
March 2006..........   102,960,682.47
April 2006..........   101,619,802.14
May 2006............   100,285,587.37
June 2006...........    98,958,003.71
July 2006...........    97,637,016.88
August 2006.........    96,322,592.79
September 2006......    95,014,697.51
October 2006........    93,713,297.30

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
November 2006.......  $ 92,418,358.58
December 2006.......    91,129,847.96
January 2007........    89,847,732.20
February 2007.......    88,571,978.24
March 2007..........    87,302,553.20
April 2007..........    86,039,424.34
May 2007............    84,782,559.13
June 2007...........    83,531,925.18
July 2007...........    82,287,490.26
August 2007.........    81,049,222.33
September 2007......    79,817,089.50
October 2007........    78,591,240.14
November 2007.......    77,382,977.56
December 2007.......    76,192,056.82
January 2008........    75,018,236.33
February 2008.......    73,861,277.84
March 2008..........    72,720,946.34
April 2008..........    71,597,010.06
May 2008............    70,489,240.41
June 2008...........    69,397,411.92
July 2008...........    68,321,302.24
August 2008.........    67,260,692.04
September 2008......    66,215,365.03
October 2008........    65,185,107.87
November 2008.......    64,169,710.15
December 2008.......    63,168,964.37
January 2009........    62,182,665.85
February 2009.......    61,210,612.73
March 2009..........    60,252,605.95
April 2009..........    59,308,449.14
May 2009............    58,377,948.66
June 2009...........    57,460,913.51
July 2009...........    56,557,155.34
August 2009.........    55,666,488.37
September 2009......    54,788,729.37
October 2009........    53,923,697.64
November 2009.......    53,071,214.96
December 2009.......    52,231,105.58
January 2010........    51,403,196.12

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
February 2010.......  $ 50,587,315.64
March 2010..........    49,783,295.52
April 2010..........    48,990,969.46
May 2010............    48,210,173.46
June 2010...........    47,440,745.77
July 2010...........    46,682,526.87
August 2010.........    45,935,359.44
September 2010......    45,199,088.31
October 2010........    44,473,560.46
November 2010.......    43,758,624.99
December 2010.......    43,054,133.04
January 2011........    42,359,937.85
February 2011.......    41,675,894.64
March 2011..........    41,001,860.65
April 2011..........    40,337,695.08
May 2011............    39,683,259.07
June 2011...........    39,038,415.67
July 2011...........    38,403,029.83
August 2011.........    37,776,968.36
September 2011......    37,160,099.89
October 2011........    36,552,294.90
November 2011.......    35,953,425.61
December 2011.......    35,363,366.03
January 2012........    34,781,991.92
February 2012.......    34,209,180.73
March 2012..........    33,644,811.62
April 2012..........    33,088,765.40
May 2012............    32,540,924.55
June 2012...........    32,001,173.15
July 2012...........    31,469,396.90
August 2012.........    30,945,483.07
September 2012......    30,429,320.49
October 2012........    29,920,799.52
November 2012.......    29,419,812.05
December 2012.......    28,926,251.46
January 2013........    28,440,012.59
February 2013.......    27,960,991.75
March 2013..........    27,489,086.69

        TI CLASS (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
April 2013..........  $ 27,024,196.56
May 2013............    26,566,221.91
June 2013...........    26,115,064.67
July 2013...........    25,670,628.12
August 2013.........    25,232,816.89
September 2013......    24,801,536.92
October 2013........    24,376,695.47
November 2013.......    23,958,201.06
December 2013.......    23,545,963.50
January 2014........    23,139,893.84
February 2014.......    22,739,904.36
March 2014..........    22,345,908.55
April 2014..........    21,957,821.13
May 2014............    21,575,557.98
June 2014...........    21,199,036.13
July 2014...........    20,828,173.80
August 2014.........    20,462,890.32
September 2014......    20,103,106.15
October 2014........    19,748,742.83
November 2014.......    19,399,723.03
December 2014.......    19,055,970.47
January 2015........    18,717,409.93
February 2015.......    18,383,967.23
March 2015..........    18,055,569.23
April 2015..........    17,732,143.82
May 2015............    17,413,619.87
June 2015...........    17,099,927.24
July 2015...........    16,790,996.77
August 2015.........    16,486,760.28
September 2015......    16,187,150.52
October 2015........    15,892,101.17
November 2015.......    15,601,546.84
December 2015.......    15,315,423.07
January 2016........    15,033,666.26
February 2016.......    14,756,213.73
March 2016..........    14,483,003.66
April 2016..........    14,213,975.08
May 2016............    13,949,067.90
June 2016...........    13,688,222.82
July 2016...........    13,431,381.42
August 2016.........    13,178,486.07
September 2016......    12,929,479.93
October 2016........    12,684,306.97
November 2016.......    12,442,911.95
December 2016.......    12,205,240.38
January 2017........    11,971,238.55
February 2017.......    11,740,853.49
March 2017..........    11,514,032.97
April 2017..........    11,290,725.49
May 2017............    11,070,880.27
June 2017...........    10,854,447.25
July 2017...........    10,641,377.05
August 2017.........    10,431,621.01

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
September 2017......  $ 10,225,131.11
October 2017........    10,021,860.05
November 2017.......     9,821,761.14
December 2017.......     9,624,788.39
January 2018........     9,430,896.43
February 2018.......     9,240,040.54
March 2018..........     9,052,176.59
April 2018..........     8,867,261.13
May 2018............     8,685,251.26
June 2018...........     8,506,104.71
July 2018...........     8,329,779.81
August 2018.........     8,156,235.46
September 2018......     7,985,431.13
October 2018........     7,817,326.88
November 2018.......     7,651,883.33
December 2018.......     7,489,061.62
January 2019........     7,328,823.48
February 2019.......     7,171,131.14
March 2019..........     7,015,947.40
April 2019..........     6,863,235.54
May 2019............     6,712,959.40
June 2019...........     6,565,083.28
July 2019...........     6,419,572.03
August 2019.........     6,276,390.97
September 2019......     6,135,505.91
October 2019........     5,996,883.15
November 2019.......     5,860,489.44
December 2019.......     5,726,292.04
January 2020........     5,594,258.63
February 2020.......     5,464,357.38
March 2020..........     5,336,556.89
April 2020..........     5,210,826.21
May 2020............     5,087,134.81
June 2020...........     4,965,452.61
July 2020...........     4,845,749.96
August 2020.........     4,727,997.61
September 2020......     4,612,166.74
October 2020........     4,498,228.92
November 2020.......     4,386,156.13
December 2020.......     4,275,920.76
January 2021........     4,167,495.56
February 2021.......     4,060,853.71
March 2021..........     3,955,968.72
April 2021..........     3,852,814.51
May 2021............     3,751,365.36
June 2021...........     3,651,595.92
July 2021...........     3,553,481.17
August 2021.........     3,456,996.49
September 2021......     3,362,117.59
October 2021........     3,268,820.50
November 2021.......     3,177,081.63
December 2021.......     3,086,877.69
January 2022........     2,998,185.76

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
February 2022.......  $  2,910,983.22
March 2022..........     2,825,247.76
April 2022..........     2,740,957.42
May 2022............     2,658,090.52
June 2022...........     2,576,625.72
July 2022...........     2,496,541.96
August 2022.........     2,417,818.49
September 2022......     2,340,434.85
October 2022........     2,264,370.88
November 2022.......     2,189,606.71
December 2022.......     2,116,122.73
January 2023........     2,043,899.63
February 2023.......     1,972,918.39
March 2023..........     1,903,160.22
April 2023..........     1,834,606.64
May 2023............     1,767,239.40
June 2023...........     1,701,040.54
July 2023...........     1,635,992.35
August 2023.........     1,572,077.35
September 2023......     1,509,278.34
October 2023........     1,447,578.34
November 2023.......     1,386,960.65
December 2023.......     1,327,408.78
January 2024........     1,268,906.47
February 2024.......     1,211,437.73
March 2024..........     1,154,986.75
April 2024..........     1,099,537.99
May 2024............     1,045,076.12
June 2024...........       991,586.02
July 2024...........       939,052.79
August 2024.........       887,461.76
September 2024......       836,798.45
October 2024........       787,048.60
November 2024.......       738,198.16
December 2024.......       690,233.28
January 2025........       643,140.29
February 2025.......       596,905.75
March 2025..........       551,516.38
April 2025..........       506,959.12
May 2025............       463,221.09
June 2025...........       420,289.59
July 2025...........       378,152.11
August 2025.........       336,796.31
September 2025......       296,210.04
October 2025........       256,381.33
November 2025.......       217,298.36
December 2025.......       178,949.52
January 2026........       141,323.33
February 2026.......       104,408.50
March 2026..........        68,193.89
April 2026..........        32,668.53
May 2026 and
  thereafter........             0.00

R CLASS PLANNED BALANCES

    DISTRIBUTION        PLANNED
        DATE            BALANCE
    ------------        -------
Initial Balance
through
April 2026..........  $500,000.00
May 2026............   497,821.61
June 2026...........   463,642.48
July 2026...........   430,120.62
August 2026.........   397,245.70
September 2026......   365,007.53
October 2026........   333,396.04

    DISTRIBUTION        PLANNED
        DATE            BALANCE
    ------------        -------
November 2026.......  $302,401.34
December 2026.......   272,013.67
January 2027........   242,223.42
February 2027.......   213,021.10
March 2027..........   184,397.40
April 2027..........   156,343.10
May 2027............   128,849.14

    DISTRIBUTION        PLANNED
        DATE            BALANCE
    ------------        -------
June 2027...........  $101,906.59
July 2027...........    75,506.64
August 2027.........    49,640.63
September 2027......    24,300.00
October 2027 and
  thereafter........         0.00

SR CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance.....  $18,356,236.00
August 1999.........   18,034,776.57
September 1999......   17,697,087.23
October 1999........   17,343,346.36
November 1999.......   16,973,743.07
December 1999.......   16,588,477.11
January 2000........   16,187,758.63
February 2000.......   15,771,808.01
March 2000..........   15,340,855.72
April 2000..........   14,895,142.04
May 2000............   14,434,916.87
June 2000...........   13,960,439.52
July 2000...........   13,471,978.45
August 2000.........   12,969,810.99
September 2000......   12,454,223.15
October 2000........   11,925,509.28
November 2000.......   11,383,971.84
December 2000.......   10,846,147.52
January 2001........   10,312,011.23
February 2001.......    9,781,538.03
March 2001..........    9,254,703.18
April 2001..........    8,731,482.06
May 2001............    8,211,850.27
June 2001...........    7,695,783.54
July 2001...........    7,183,257.76
August 2001.........    6,674,249.01
September 2001......    6,584,293.82
October 2001........    6,495,723.14
November 2001.......    6,408,524.29
December 2001.......    6,322,684.68
January 2002........    6,238,191.81
February 2002.......    6,155,033.32
March 2002..........    6,073,196.90
April 2002..........    5,992,670.37
May 2002............    5,913,441.66
June 2002...........    5,835,498.76
July 2002...........    5,758,829.79
August 2002.........    5,683,422.96
September 2002......    5,609,266.57

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
October 2002........  $ 5,536,349.01
November 2002.......    5,464,658.78
December 2002.......    5,394,184.46
January 2003........    5,324,914.74
February 2003.......    5,256,838.39
March 2003..........    5,189,944.26
April 2003..........    5,124,221.32
May 2003............    5,059,658.61
June 2003...........    4,996,245.26
July 2003...........    4,933,970.50
August 2003.........    4,872,823.64
September 2003......    4,812,794.08
October 2003........    4,753,871.31
November 2003.......    4,696,044.89
December 2003.......    4,639,304.49
January 2004........    4,583,639.86
February 2004.......    4,529,040.81
March 2004..........    4,475,497.27
April 2004..........    4,422,999.22
May 2004............    4,371,536.74
June 2004...........    4,321,099.99
July 2004...........    4,271,679.22
August 2004.........    4,223,264.73
September 2004......    4,175,846.94
October 2004........    4,129,416.32
November 2004.......    4,083,963.43
December 2004.......    4,039,478.90
January 2005........    3,995,953.46
February 2005.......    3,953,377.88
March 2005..........    3,911,743.05
April 2005..........    3,871,039.89
May 2005............    3,831,259.43
June 2005...........    3,792,392.76
July 2005...........    3,754,431.05
August 2005.........    3,717,365.54
September 2005......    3,681,187.53
October 2005........    3,645,888.42
November 2005.......    3,611,459.66
December 2005.......    3,577,892.77

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
January 2006........  $ 3,545,179.37
February 2006.......    3,513,311.10
March 2006..........    3,482,279.72
April 2006..........    3,452,077.03
May 2006............    3,422,694.90
June 2006...........    3,394,125.28
July 2006...........    3,366,360.18
August 2006.........    3,339,391.68
September 2006......    3,313,211.91
October 2006........    3,287,813.10
November 2006.......    3,263,187.51
December 2006.......    3,239,327.48
January 2007........    3,216,225.42
February 2007.......    3,193,873.80
March 2007..........    3,172,265.14
April 2007..........    3,151,392.05
May 2007............    3,131,247.18
June 2007...........    3,111,823.24
July 2007...........    3,093,113.02
August 2007.........    3,075,109.36
September 2007......    3,057,805.15
October 2007........    3,041,150.99
November 2007.......    3,022,472.86
December 2007.......    3,001,814.10
January 2008........    2,979,217.33
February 2008.......    2,954,724.49
March 2008..........    2,928,376.87
April 2008..........    2,900,215.06
May 2008............    2,870,279.04
June 2008...........    2,838,608.09
July 2008...........    2,805,810.93
August 2008.........    2,772,075.39
September 2008......    2,737,427.71
October 2008........    2,701,893.66
November 2008.......    2,665,498.54
December 2008.......    2,628,267.17
January 2009........    2,590,223.93
February 2009.......    2,551,392.75
March 2009..........    2,511,797.12

        SR CLASS (CONTINUED)

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
--------------------  --------------
April 2009..........  $ 2,471,460.10
May 2009............    2,430,404.31
June 2009...........    2,388,651.97
July 2009...........    2,346,224.87
August 2009.........    2,303,144.40
September 2009......    2,259,431.54
October 2009........    2,215,106.89
November 2009.......    2,170,190.67
December 2009.......    2,124,702.68
January 2010........    2,078,662.40
February 2010.......    2,032,088.89
March 2010..........    1,985,000.87
April 2010..........    1,937,416.71
May 2010............    1,889,354.42
June 2010...........    1,840,831.65
July 2010...........    1,791,865.73
August 2010.........    1,742,473.65

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
September 2010......  $ 1,692,672.06
October 2010........    1,642,477.31
November 2010.......    1,591,905.40
December 2010.......    1,540,972.03
January 2011........    1,489,692.60
February 2011.......    1,438,082.19
March 2011..........    1,386,155.60
April 2011..........    1,333,927.33
May 2011............    1,281,411.57
June 2011...........    1,228,622.25
July 2011...........    1,175,573.01
August 2011.........    1,122,277.23
September 2011......    1,068,747.99
October 2011........    1,014,998.14
November 2011.......      961,040.24
December 2011.......      906,886.59
January 2012........      852,549.27

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
February 2012.......  $   798,040.08
March 2012..........      743,370.59
April 2012..........      688,552.11
May 2012............      633,595.75
June 2012...........      578,512.34
July 2012...........      523,312.52
August 2012.........      468,006.69
September 2012......      412,605.03
October 2012........      357,117.49
November 2012.......      301,553.84
December 2012.......      245,923.59
January 2013........      190,236.09
February 2013.......      134,500.46
March 2013..........       78,725.62
April 2013..........       22,920.31
May 2013 and
  thereafter........            0.00

FR CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance.....  $59,657,764.00
August 1999.........   58,613,020.91
September 1999......   57,515,530.61
October 1999........   56,365,872.83
November 1999.......   55,164,662.22
December 1999.......   53,912,547.90
January 2000........   52,610,212.89
February 2000.......   51,258,373.47
March 2000..........   49,857,778.59
April 2000..........   48,409,209.19
May 2000............   46,913,477.48
June 2000...........   45,371,426.17
July 2000...........   43,783,927.75
August 2000.........   42,151,883.60
September 2000......   40,476,223.20
October 2000........   38,757,903.22
November 2000.......   36,997,906.63
December 2000.......   35,249,977.68
January 2001........   33,514,034.81
February 2001.......   31,789,997.01
March 2001..........   30,077,783.81
April 2001..........   28,377,315.28
May 2001............   26,688,512.04
June 2001...........   25,011,295.24
July 2001...........   23,345,586.55
August 2001.........   21,691,308.20
September 2001......   21,398,953.82
October 2001........   21,111,099.14
November 2001.......   20,827,702.89
December 2001.......   20,548,724.16
January 2002........   20,274,122.37

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
February 2002.......  $20,003,857.27
March 2002..........   19,737,888.92
April 2002..........   19,476,177.73
May 2002............   19,218,684.42
June 2002...........   18,965,370.02
July 2002...........   18,716,195.88
August 2002.........   18,471,123.69
September 2002......   18,230,115.42
October 2002........   17,993,133.37
November 2002.......   17,760,140.14
December 2002.......   17,531,098.63
January 2003........   17,305,972.04
February 2003.......   17,084,723.90
March 2003..........   16,867,318.00
April 2003..........   16,653,718.45
May 2003............   16,443,889.65
June 2003...........   16,237,796.28
July 2003...........   16,035,403.32
August 2003.........   15,836,676.03
September 2003......   15,641,579.97
October 2003........   15,450,080.96
November 2003.......   15,262,145.13
December 2003.......   15,077,738.85
January 2004........   14,896,828.79
February 2004.......   14,719,381.90
March 2004..........   14,545,365.38
April 2004..........   14,374,746.73
May 2004............   14,207,493.68
June 2004...........   14,043,574.27
July 2004...........   13,882,956.75
August 2004.........   13,725,609.69

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
September 2004......  $13,571,501.87
October 2004........   13,420,602.36
November 2004.......   13,272,880.47
December 2004.......   13,128,305.77
January 2005........   12,986,848.08
February 2005.......   12,848,477.47
March 2005..........   12,713,164.26
April 2005..........   12,580,879.01
May 2005............   12,451,592.52
June 2005...........   12,325,275.86
July 2005...........   12,201,900.30
August 2005.........   12,081,437.39
September 2005......   11,963,858.87
October 2005........   11,849,136.76
November 2005.......   11,737,243.29
December 2005.......   11,628,150.93
January 2006........   11,521,832.36
February 2006.......   11,418,260.51
March 2006..........   11,317,408.53
April 2006..........   11,219,249.78
May 2006............   11,123,757.88
June 2006...........   11,030,906.62
July 2006...........   10,940,670.05
August 2006.........   10,853,022.41
September 2006......   10,767,938.18
October 2006........   10,685,392.03
November 2006.......   10,605,358.86
December 2006.......   10,527,813.78
January 2007........   10,452,732.09
February 2007.......   10,380,089.33
March 2007..........   10,309,861.20

        FR CLASS (CONTINUED)

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
--------------------  --------------
April 2007..........  $10,242,023.65
May 2007............   10,176,552.82
June 2007...........   10,113,425.02
July 2007...........   10,052,616.81
August 2007.........    9,994,104.91
September 2007......    9,937,866.24
October 2007........    9,883,740.22
November 2007.......    9,823,036.31
December 2007.......    9,755,895.33
January 2008........    9,682,455.82
February 2008.......    9,602,854.11
March 2008..........    9,517,224.34
April 2008..........    9,425,698.48
May 2008............    9,328,406.40
June 2008...........    9,225,475.84
July 2008...........    9,118,885.06
August 2008.........    9,009,244.56
September 2008......    8,896,639.62
October 2008........    8,781,153.97
November 2008.......    8,662,869.81
December 2008.......    8,541,867.86
January 2009........    8,418,227.34
February 2009.......    8,292,026.02
March 2009..........    8,163,340.23
April 2009..........    8,032,244.92

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
May 2009............  $ 7,898,813.62
June 2009...........    7,763,118.52
July 2009...........    7,625,230.44
August 2009.........    7,485,218.91
September 2009......    7,343,152.13
October 2009........    7,199,097.04
November 2009.......    7,053,119.31
December 2009.......    6,905,283.37
January 2010........    6,755,652.45
February 2010.......    6,604,288.55
March 2010..........    6,451,252.50
April 2010..........    6,296,603.99
May 2010............    6,140,401.54
June 2010...........    5,982,702.55
July 2010...........    5,823,563.33
August 2010.........    5,663,039.08
September 2010......    5,501,183.93
October 2010........    5,338,050.98
November 2010.......    5,173,692.28
December 2010.......    5,008,158.84
January 2011........    4,841,500.70
February 2011.......    4,673,766.89
March 2011..........    4,505,005.48
April 2011..........    4,335,263.59
May 2011............    4,164,587.38

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
June 2011...........  $ 3,993,022.10
July 2011...........    3,820,612.09
August 2011.........    3,647,400.81
September 2011......    3,473,430.81
October 2011........    3,298,743.79
November 2011.......    3,123,380.61
December 2011.......    2,947,381.28
January 2012........    2,770,785.00
February 2012.......    2,593,630.14
March 2012..........    2,415,954.29
April 2012..........    2,237,794.25
May 2012............    2,059,186.07
June 2012...........    1,880,165.01
July 2012...........    1,700,765.61
August 2012.........    1,521,021.67
September 2012......    1,340,966.28
October 2012........    1,160,631.80
November 2012.......      980,049.92
December 2012.......      799,251.63
January 2013........      618,267.26
February 2013.......      437,126.46
March 2013..........      255,858.25
April 2013..........       74,491.00
May 2013 and
  thereafter........            0.00

GR CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance.....  $78,014,000.00
August 1999.........   76,647,797.48
September 1999......   75,212,617.84
October 1999........   73,709,219.19
November 1999.......   72,138,405.29
December 1999.......   70,501,025.01
January 2000........   68,797,971.52
February 2000.......   67,030,181.48
March 2000..........   65,198,634.31
April 2000..........   63,304,351.23
May 2000............   61,348,394.35
June 2000...........   59,331,865.69
July 2000...........   57,255,906.20
August 2000.........   55,121,694.59
September 2000......   52,930,446.35
October 2000........   50,683,412.50
November 2000.......   48,381,878.47
December 2000.......   46,096,125.20
January 2001........   43,826,046.04
February 2001.......   41,571,535.04
March 2001..........   39,332,486.99
April 2001..........   37,108,797.34
May 2001............   34,900,362.31

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
June 2001...........  $32,707,078.78
July 2001...........   30,528,844.31
August 2001.........   28,365,557.21
September 2001......   27,983,247.64
October 2001........   27,606,822.28
November 2001.......   27,236,227.18
December 2001.......   26,871,408.84
January 2002........   26,512,314.18
February 2002.......   26,158,890.59
March 2002..........   25,811,085.82
April 2002..........   25,468,848.10
May 2002............   25,132,126.08
June 2002...........   24,800,868.78
July 2002...........   24,475,025.67
August 2002.........   24,154,546.65
September 2002......   23,839,381.99
October 2002........   23,529,482.38
November 2002.......   23,224,798.92
December 2002.......   22,925,283.09
January 2003........   22,630,886.78
February 2003.......   22,341,562.29
March 2003..........   22,057,262.26
April 2003..........   21,777,939.77

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
May 2003............  $21,503,548.26
June 2003...........   21,234,041.54
July 2003...........   20,969,373.82
August 2003.........   20,709,499.67
September 2003......   20,454,374.05
October 2003........   20,203,952.27
November 2003.......   19,958,190.02
December 2003.......   19,717,043.34
January 2004........   19,480,468.65
February 2004.......   19,248,422.71
March 2004..........   19,020,862.65
April 2004..........   18,797,745.95
May 2004............   18,579,030.42
June 2004...........   18,364,674.26
July 2004...........   18,154,635.97
August 2004.........   17,948,874.42
September 2004......   17,747,348.81
October 2004........   17,550,018.68
November 2004.......   17,356,843.90
December 2004.......   17,167,784.67
January 2005........   16,982,801.54
February 2005.......   16,801,855.35
March 2005..........   16,624,907.31

        GR CLASS (CONTINUED)

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
--------------------  --------------
April 2005..........  $16,451,918.90
May 2005............   16,282,851.95
June 2005...........   16,117,668.62
July 2005...........   15,956,331.35
August 2005.........   15,798,802.93
September 2005......   15,645,046.40
October 2005........   15,495,025.18
November 2005.......   15,348,702.95
December 2005.......   15,206,043.70
January 2006........   15,067,011.73
February 2006.......   14,931,571.61
March 2006..........   14,799,688.25
April 2006..........   14,671,326.81
May 2006............   14,546,452.78
June 2006...........   14,425,031.90
July 2006...........   14,307,030.23
August 2006.........   14,192,414.09
September 2006......   14,081,150.09
October 2006........   13,973,205.13
November 2006.......   13,868,546.37
December 2006.......   13,767,141.26
January 2007........   13,668,957.51
February 2007.......   13,573,963.13
March 2007..........   13,482,126.34
April 2007..........   13,393,415.70
May 2007............   13,307,800.00
June 2007...........   13,225,248.26
July 2007...........   13,145,729.83
August 2007.........   13,069,214.27
September 2007......   12,995,671.39
October 2007........   12,924,891.21
November 2007.......   12,845,509.17
December 2007.......   12,757,709.43

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
January 2008........  $12,661,673.15
February 2008.......   12,557,578.60
March 2008..........   12,445,601.21
April 2008..........   12,325,913.54
May 2008............   12,198,685.44
June 2008...........   12,064,083.93
July 2008...........   11,924,695.99
August 2008.........   11,781,319.95
September 2008......   11,634,067.33
October 2008........   11,483,047.63
November 2008.......   11,328,368.35
December 2008.......   11,170,135.03
January 2009........   11,008,451.27
February 2009.......   10,843,418.77
March 2009..........   10,675,137.35
April 2009..........   10,503,705.02
May 2009............   10,329,217.93
June 2009...........   10,151,770.49
July 2009...........    9,971,455.31
August 2009.........    9,788,363.31
September 2009......    9,602,583.67
October 2009........    9,414,203.93
November 2009.......    9,223,309.98
December 2009.......    9,029,986.05
January 2010........    8,834,314.85
February 2010.......    8,636,377.44
March 2010..........    8,436,253.37
April 2010..........    8,234,020.70
May 2010............    8,029,755.96
June 2010...........    7,823,534.20
July 2010...........    7,615,429.06
August 2010.........    7,405,512.73
September 2010......    7,193,855.99

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
October 2010........  $ 6,980,528.29
November 2010.......    6,765,597.68
December 2010.......    6,549,130.87
January 2011........    6,331,193.30
February 2011.......    6,111,849.08
March 2011..........    5,891,161.08
April 2011..........    5,669,190.92
May 2011............    5,445,998.95
June 2011...........    5,221,644.35
July 2011...........    4,996,185.10
August 2011.........    4,769,678.04
September 2011......    4,542,178.80
October 2011........    4,313,741.93
November 2011.......    4,084,420.85
December 2011.......    3,854,267.87
January 2012........    3,623,334.27
February 2012.......    3,391,670.22
March 2012..........    3,159,324.88
April 2012..........    2,926,346.36
May 2012............    2,692,781.82
June 2012...........    2,458,677.35
July 2012...........    2,224,078.13
August 2012.........    1,989,028.36
September 2012......    1,753,571.31
October 2012........    1,517,749.29
November 2012.......    1,281,603.76
December 2012.......    1,045,175.22
January 2013........      808,503.35
February 2013.......      571,626.92
March 2013..........      334,583.87
April 2013..........       97,411.31
May 2013 and
  thereafter........            0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     NO ONE IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE REPRESENTATIONS IN CONNECTION WITH THE CERTIFICATES OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS. YOU MUST NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATION. THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION WITH REGARD TO THE CERTIFICATES IF IT IS ILLEGAL TO MAKE SUCH AN OFFER OR SOLICITATION TO YOU UNDER STATE LAW. BY DELIVERING THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS AT ANY TIME, NO ONE IMPLIES THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AFTER THE DATE HEREOF OR THEREOF.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Table of Contents....................  S- 2
Available Information................  S- 3
Reference Sheet......................  S- 4
Additional Risk Factors..............  S- 8
Description of the Certificates......  S- 9
Certain Additional Federal Income Tax
  Consequences.......................  S-28
Plan of Distribution.................  S-30
Legal Matters........................  S-30
Exhibit A............................  A- 1
Schedule 1...........................  A- 2
Principal Balance Schedules..........  B- 1

                                  $630,970,000

                                      LOGO
                                GUARANTEED REMIC
                           PASS-THROUGH CERTIFICATES

                         FANNIE MAE REMIC TRUST 1999-39
                            ------------------------
                             PROSPECTUS SUPPLEMENT
                            ------------------------
                              MERRILL LYNCH & CO.
                                 JUNE 22, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      ANNEX 1(c)

                             PROSPECTUS SUPPLEMENT
                              DATED APRIL 11, 1999

                                       TO

                      PROSPECTUS DATED SEPTEMBER 18, 1998
                                  RELATING TO

                                   FANNIE MAE
                   GUARANTEED REMIC PASS-THROUGH CERTIFICATES
                         FANNIE MAE REMIC TRUST 1999-51

PROSPECTUS SUPPLEMENT
(TO REMIC PROSPECTUS DATED SEPTEMBER 18, 1998)

                                 $1,646,250,000

                                      LOGO
                   GUARANTEED REMIC PASS-THROUGH CERTIFICATES
                         FANNIE MAE REMIC TRUST 1999-51
THE CERTIFICATES
We, the Federal National
Mortgage Association ("Fannie
Mae"), will issue the classes
of certificates listed in the
chart on this page.
PAYMENTS TO CERTIFICATEHOLDERS
We will make monthly payments
on the certificates. You, the
investor, will receive
- interest accrued on the
  balance of your certificate,
  and
- principal to the extent
  available for payment on
  your class.
We may pay principal at rates
that vary from time to time.
We may not pay principal to
certain classes for long
periods of time.
THE FANNIE MAE GUARANTY
We will guarantee that
required payments of principal
and interest on the
certificates are distributed
to investors on time.
THE TRUST AND ITS ASSETS
The trust will indirectly own
- Fannie Mae MBS,
- Ginnie Mae certificates and
- seven separate non-interest
  bearing cash deposits of
  $999.99 each.
The mortgage loans underlying
the Fannie Mae MBS and the
Ginnie Mae certificates are
first lien, single-family,
fixed-rate loans.
In addition, the mortgage
loans underlying the Ginnie
Mae certificates are either
insured or guaranteed by the
Federal Housing
Administration, the Department
of Veterans Affairs or the
Rural Housing Service.
 CAREFULLY CONSIDER THE RISK
 FACTORS STARTING ON PAGE
 S-12 OF THIS PROSPECTUS
 SUPPLEMENT AND ON PAGE 10 OF
 THE REMIC PROSPECTUS. UNLESS
 YOU UNDERSTAND AND ARE ABLE
 TO TOLERATE THESE RISKS, YOU
 SHOULD NOT INVEST IN THE
 CERTIFICATES.
 You should read the REMIC
 prospectus as well as this
 prospectus supplement.
 Prospective investors in the
 UU, VV, YY, TT, WW, LL and
 HH Classes and all other
 classes should consider
 carefully whether such an
 investment is appropriate
 for their investment
 objectives.
 The certificates, together
 with interest thereon, are
 not guaranteed by the United
 States and do not constitute
 a debt or obligation of the
 United States or any agency
 or instrumentality thereof
 other than Fannie Mae.
 The certificates are exempt
 from registration under the
 Securities Act of 1933 and
 are "exempted securities"
 under the Securities
 Exchange Act of 1934.

--------------------------------------------------------------

CLASS


LA .........    1    $ 83,055,000        PAC            6.50%

LB .........    1      55,938,000        PAC            6.50

LC .........    1      86,420,000        PAC            6.50

LD .........    1      48,257,000        PAC            6.50

LJ .........    1      10,343,000        PAC            6.50

LI .........    1     113,964,000        PAC            6.50

QE .........    1      15,000,000        PAC            6.00

JE .........    1       1,153,846(1)     NTL            6.50

LE .........    1      86,330,000        PAC            6.50

LF .........    1      25,976,000        PAC            6.50

LG .........    1     180,433,000        PAC            6.50

LH .........    1      12,000,000        PAC            6.50

LK .........    1      24,438,192        PAC            6.50

LM .........    1       8,026,808        PAC            6.50

GL .........    1       9,000,000        SCH            6.50

SD .........    1      42,436,389        SCH             (2)

FD .........    1     110,334,611        SCH             (2)

UU(3).......    1       1,000,000(4)   SUP/RTL          7.50

UA .........    1       3,264,000        SUP            7.50

UB .........    1       1,630,000        SUP            7.50

UC .........    1       1,800,000        SUP            7.50

UD .........    1       1,040,000        SUP            7.50

UE .........    1       9,666,000        SUP            7.50

UG .........    1       4,500,000        SUP             (5)

VV(3).......    1      29,600,000(4)   SUP/RTL          7.50

UF .........    1         500,000        SUP             (6)

YT .........    1       2,984,000        SUP            7.50

YU .........    1       2,746,000        SUP            7.50

YY(3).......    1       9,000,000(4)   SUP/RTL          7.50

YV .........    1       1,446,246        SUP            7.50

YW .........    1       1,000,000        SUP             (7)

HT .........    1       2,088,000        SUP            7.50

HU .........    1       1,912,000        SUP            7.50

TT(3).......    1       6,500,000(4)   SUP/RTL          7.50

HV .........    1       1,500,000        SUP            7.50

SV .........    1         300,000        SUP             (2)

FV .........    1       1,500,000        SUP             (2)

KB .........    1       1,800,000        SUP            7.50

KC .........    1       1,800,000        SUP            7.50

KD .........    1       4,000,000        SUP            7.50

KE .........    1       5,407,000        SUP            7.50

SC(9).......    1       4,507,334        SUP             (2)

FC(9).......    1      22,536,666        SUP             (2)

HX .........    1       3,000,000        SUP            7.50

TU .........    1       2,500,000        SUP            7.00

WW(3).......    1       5,000,000(4)   SUP/RTL          7.75

TW .........    1       2,500,000        SUP             (8)

SU .........    1         288,461        SUP             (2)

ST .........    1         711,539        SUP             (2)

FT .........    1       5,000,000        SUP             (2)

TY .........    1       1,284,000        SUP             (6)

SB(9).......    1       2,957,523        SUP             (2)

FB(9).......    1      14,787,611        SUP             (2)

LL(3).......    1      15,000,000(4)   SUP/RTL          7.50

HY .........    1       9,251,888        SUP            7.50

SP(9).......    1       1,388,889        SUP             (2)

SQ(9).......    1       1,944,445        SUP             (2)

FQ .........    1      16,666,665        SUP             (2)

L ..........    1      13,799,866        SUP             (10)

M ..........    1      17,939,867        SUP             (10)

PO .........    2      21,428,572         PT             (10)

PB .........    2      24,610,700        PAC            6.00

PD .........    2       6,799,600        PAC            6.00

PE .........    2      14,057,300        PAC            6.00

PF .........    2      11,108,400        PAC            6.00

PG .........    2      16,264,000        PAC            6.00

PH .........    2      10,670,100        PAC            6.00

R ..........    2         500,000        PAC            6.00

PI .........    2      14,001,684(1)     NTL            6.00

GA .........    2      13,075,000        SCH            7.00

GB .........    2       1,726,600        SCH            7.00

HB .........    2       4,254,000        SUP            8.00

HD .........    2       5,931,000        SUP            8.00

HE .........    2       5,854,763        SUP            8.00

HH(3).......    2      10,000,000(4)   SUP/RTL          8.00

H ..........    2       3,719,965        SUP             (10)

A ..........    3      95,937,000        SEQ            7.50

C ..........    3       9,063,000        SEQ            7.50

N ..........    4      13,421,053         PT             (10)

S ..........    4      71,578,947(1)     NTL             (2)

F ..........    4      71,578,947         PT             (2)

DA .........    5      34,444,445        SEQ            7.25

DB .........    5      10,000,000        SEQ            7.25

SN .........    5       5,555,555(1)     NTL             (2)

FN .........    5       5,555,555         PT             (2)

BA .........    6      41,622,000        SEQ            7.50

BC .........    6       8,378,000        SEQ            7.50

SJ .........    7      50,000,000(1)     NTL             (2)

FJ .........    7      50,000,000         PT             (2)

J  .........    7       6,250,000         PT             (10)

RL .........                    0        NPR               0

                        ORIGINAL               FINAL
              INTEREST    CLASCUSIP    PRINCDISTRIBUTIONTEREST
CLASS         GRTYPE     BALANUMBER      TYPE   DATE    RATE
LA .........    FIX         31359W S 9 3     July 2010
LB .........    FIX         31359W T 2 7     March 2014
LC .........    FIX         31359W T 3 5     March 2018
LD .........    FIX         31359W T 4 3   December 2019
LJ .........    FIX         31359W T 5 0     March 2021
LI .........    FIX         31359W T 6 8    October 2029
QE .........    FIX         31359W T 7 6    October 2023
JE .........  FIX/IO        31359W T 8 4    October 2023
LE .........    FIX         31359W T 9 2    October 2023
LF .........    FIX         31359W U 2 5     July 2024
LG .........    FIX         31359W U 3 3   December 2028
LH .........    FIX         31359W U 4 1    October 2029
LK .........    FIX         31359W U 5 8    August 2029
LM .........    FIX         31359W U 6 6    October 2029
GL .........    FIX         31359W U 7 4    October 2029
SD .........    INV         31359W U 8 2    October 2029
FD .........    FLT         31359W U 9 0    October 2029
UU(3).......    FIX         31359W V 2 4    October 2029
UA .........    FIX         31359W V 3 2    August 2027
UB .........    FIX         31359W V 4 0   September 2027
UC .........    FIX         31359W V 5 7    October 2027
UD .........    FIX         31359W V 6 5    October 2027
UE .........    FIX         31359W V 7 3    October 2029
UG .........    DRB         31359W V 8 1    October 2029
VV(3).......    FIX         31359W V 9 9    October 2029
UF .........    DRB         31359WW23       October 2029
YT .........    FIX         31359WW31      November 2027
YU .........    FIX         31359WW49        April 2028
YY(3).......    FIX         31359WW56       October 2029
YV .........    FIX         31359WW64       October 2029
YW .........    DRB         31359WW72       October 2029
HT .........    FIX         31359WW80      November 2027
HU .........    FIX         31359WW98        April 2028
TT(3).......    FIX         31359W X 2 2    October 2029
HV .........    FIX         31359W X 3 0    October 2029
SV .........    INV         31359W X 4 8     July 2027
FV .........    FLT         31359W X 5 5     July 2027
KB .........    FIX         31359W X 6 3   September 2027
KC .........    FIX         31359W X 7 1   November 2027
KD .........    FIX         31359W X 8 9   February 2028
KE .........    FIX         31359W X 9 7     July 2028
SC(9).......    INV         31359W Y 2 1     July 2028
FC(9).......    FLT         31359W Y 3 9     July 2028
HX .........    FIX         31359W Y 4 7     July 2028
TU .........    FIX         31359W Y 5 4    October 2029
WW(3).......    FIX         31359W Y 6 2    October 2029
TW .........    DRB         31359W Y 7 0    October 2029
SU .........    INV         31359W Y 8 8    October 2029
ST .........    INV         31359W Y 9 6    October 2029
FT .........    FLT         31359W Z 2 0    October 2029
TY .........    DRB         31359W Z 3 8    October 2029
SB(9).......    INV         31359W Z 4 6    October 2029
FB(9).......    FLT         31359W Z 5 3    October 2029
LL(3).......    FIX         31359W Z 6 1    October 2029
HY .........    FIX         31359W Z 7 9    October 2029
SP(9).......    INV         31359W Z 8 7    October 2029
SQ(9).......    INV         31359W Z 9 5    October 2029
FQ .........    FLT         31359W 2 A 8    October 2029
L ..........    PO          31359W 2 B 6    October 2029
M ..........    PO          31359W 2 C 4    October 2029
PO .........    PO          31359W 2 D 2    October 2029
PB .........    FIX         31359W 2 E 0     July 2017
PD .........    FIX         31359W 2 F 7    October 2019
PE .........    FIX         31359W 2 G 5      May 2023
PF .........    FIX         31359W 2 H 3    August 2025
PG .........    FIX         31359W 2 J 9     April 2028
PH .........    FIX         31359W 2 K 6    October 2029
R ..........    FIX         31359W 2 L 4    October 2029
PI .........  FIX/IO        31359W2M2       October 2029
GA .........    FIX         31359W 2 N 0    August 2029
GB .........    FIX         31359W 2 P 5    October 2029
HB .........    FIX         31359W 2 Q 3     July 2027
HD .........    FIX         31359W 2 R 1     March 2028
HE .........    FIX         31359W 2 S 9    October 2029
HH(3).......    FIX         31359W 2 T 7    October 2029
H ..........    PO          31359W 2 U 4    October 2029
A ..........    FIX         31359W 2 V 2   December 2028
C ..........    FIX         31359W2W0       October 2029
N ..........    PO          31359W 2 X 8   September 2029
S ..........  INV/IO        31359W 2 Y 6   September 2029
F ..........    FLT         31359W 2 Z 3   September 2029
DA .........    FIX         31359W 3 A 7   November 2026
DB .........    FIX         31359W 3 B 5   September 2029
SN .........  INV/IO        31359W 3 C 3   September 2029
FN .........    FLT         31359W 3 D 1   September 2029
BA .........    FIX         31359W 3 E 9   February 2028
BC .........    FIX         31359W 3 F 6    October 2029
SJ .........  INV/IO        31359W 3 G 4    October 2029
FJ .........    FLT         31359W 3 H 2    October 2029
J  .........    PO          31359W 3 J 8    October 2029
RL .........    NPR         31359W 3 K 5    October 2029

(1) Notional balance. These classes are  (7)  The YW Class will bear interest during the first
    interest only classes.                    twenty-four interest accrual periods at the annual rate of
(2) Based on LIBOR.                           8.0% and will bear interest thereafter at the annual
(3) The UU, VV, YY, TT, WW, LL and HH         rate of 7.5%.
    Classes are retail classes.          (8)  The TW Class will bear interest during the first
(4) The retail certificates are offered       thirty-six interest accrual periods at the annual rate of
    in $1,000 increments.                     8.00% and will bear interest thereafter at the annual
(5) The UG Class will bear interest           rate of 7.50%.
    during the first twelve interest     (9)  Exchangeable classes.
    accrual periods at the annual rate   (10) Principal only classes.
    of 8.5% and will bear interest
    thereafter at the annual rate of
    7.5%.
(6) The UF and TY Classes will each
    bear interest during the first
    twenty-four interest accrual periods
    at the annual rate of 8.5% and will
    bear interest thereafter at the annual
    rate of 7.5%.

                               ------------------

If you own certificates of certain classes, you can exchange them for the corresponding RCR certificates to be issued at the time of the exchange. The SY, HM and HN Classes are the RCR classes, as further described in this prospectus supplement.
                               ------------------

The dealer will offer the certificates from time to time in negotiated transactions at varying prices. We expect the settlement date to be September 30, 1999.
                             ---------------------
                              MERRILL LYNCH & CO.
                             ---------------------
August 11, 1999

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
AVAILABLE INFORMATION..........................  S- 3
REFERENCE SHEET................................  S- 4
ADDITIONAL RISK FACTORS........................  S-12
DESCRIPTION OF THE CERTIFICATES................  S-13
  GENERAL......................................  S-13
    Structure..................................  S-13
    Fannie Mae Guaranty........................  S-14
    Characteristics of Certificates............  S-14
    Authorized Denominations...................  S-15
    Distribution Dates.........................  S-15
    Record Date................................  S-15
    Class Factors..............................  S-15
    Optional Termination.......................  S-15
  CHARACTERISTICS OF THE RETAIL CERTIFICATES...  S-16
    General....................................  S-16
    Method of Payment..........................  S-16
    Retail Interest Payments...................  S-16
    Retail Principal Payments..................  S-17
      General..................................  S-17
      Rounding of Retail Principal Payments....  S-17
      Retail Principal Payment Requests........  S-17
      Withdrawing a Retail Principal Payment
        Request................................  S-17
      Excess Retail Principal Payment by Random
        Lot....................................  S-18
      Beneficial Owners........................  S-18
      Tax Information..........................  S-19
    Certain Principal Payment Considerations...  S-19
    Weighted Average Lives of the Retail
      Certificates.............................  S-20
    Investment Determination...................  S-28
  COMBINATION AND RECOMBINATION................  S-29
    General....................................  S-29
    Procedures.................................  S-29
    Additional Considerations..................  S-29
  BOOK-ENTRY PROCEDURES........................  S-29
    General....................................  S-29
    Method of Payment..........................  S-30
  THE MBS......................................  S-30
  THE GINNIE MAE CERTIFICATES..................  S-31
  FINAL DATA STATEMENT.........................  S-32
  DISTRIBUTIONS OF INTEREST....................  S-32
    Categories of Classes......................  S-32
    General....................................  S-33
    Interest Accrual Periods...................  S-34
    Notional Classes...........................  S-34
    Descending Rate Classes....................  S-34

                                                 PAGE
                                                 ----
    Floating Rate and Inverse Floating Rate
      Classes..................................  S-34
  CALCULATION OF LIBOR.........................  S-35
  DISTRIBUTIONS OF PRINCIPAL...................  S-35
    Categories of Classes......................  S-35
    Principal Distribution Amount..............  S-36
    Certain Calculations Relating to the Group
      4 and Group 5 Ginnie Mae Certificates....  S-36
    Group 1 Principal Distribution Amount......  S-37
    Group 2 Principal Distribution Amount......  S-39
    Group 3 Principal Distribution Amount......  S-40
    Group 4 Principal Distribution Amount......  S-40
    Group 5 Principal Distribution Amount......  S-40
    Group 6 Principal Distribution Amount......  S-40
    Group 7 Principal Distribution Amount......  S-40
  STRUCTURING ASSUMPTIONS......................  S-40
    Pricing Assumptions........................  S-40
    Prepayment Assumptions.....................  S-41
    Structuring Ranges.........................  S-41
    Initial Effective Ranges...................  S-42
  YIELD TABLES.................................  S-43
    General....................................  S-43
    The Inverse Floating Rate Classes..........  S-43
    The Principal Only Classes.................  S-46
    The JE and PI Classes......................  S-48
  WEIGHTED AVERAGE LIVES OF THE CERTIFICATES...  S-48
  DECREMENT TABLES.............................  S-49
  CHARACTERISTICS OF THE R AND RL CLASSES......  S-58
CERTAIN ADDITIONAL FEDERAL INCOME TAX
  CONSEQUENCES.................................  S-58
  REMIC ELECTIONS AND SPECIAL TAX ATTRIBUTES...  S-58
  TAXATION OF BENEFICIAL OWNERS OF REGULAR
    CERTIFICATES...............................  S-59
  TAXATION OF BENEFICIAL OWNERS OF RESIDUAL
    CERTIFICATES...............................  S-59
  TAXATION OF BENEFICIAL OWNERS OF RCR
    CERTIFICATES...............................  S-59
    General....................................  S-59
    Combination RCR Classes....................  S-60
    Exchanges..................................  S-60
PLAN OF DISTRIBUTION...........................  S-60
    General....................................  S-60
    Increase in Certificates...................  S-60
LEGAL MATTERS..................................  S-60
SCHEDULE 1.....................................  A- 1
PRINCIPAL BALANCE SCHEDULES....................  B- 1

                             AVAILABLE INFORMATION

     You should purchase the certificates only if you have read and understood this prospectus supplement and the following documents (the "Disclosure Documents"):

     - our Prospectus for Guaranteed REMIC Pass-Through Certificates dated September 18, 1998 (the "REMIC Prospectus");

     - our Prospectus for Guaranteed Mortgage Pass-Through Certificates dated October 1, 1998 (the "MBS Prospectus"); and

     - our Information Statement dated March 31, 1999 and its supplements (the "Information Statement").

You can obtain the Disclosure Documents by writing or calling us at:

     Fannie Mae
     MBS Helpline
     3900 Wisconsin Avenue, N.W., Area 2H-3S
     Washington, D.C. 20016
     (telephone 1-800-237-8627 or 202-752-6547).

Most of the Disclosure Documents, together with the class factors, are available on our website located at http://www.fanniemae.com.

You also can obtain the Disclosure Documents by writing or calling the dealer at:

     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Prospectus Department
     44B Colonial Drive
     Piscataway, New Jersey 08854
     (telephone 732-885-2760).

                                REFERENCE SHEET

     THIS REFERENCE SHEET IS NOT A SUMMARY OF THE TRANSACTION AND DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. YOU SHOULD PURCHASE THE CERTIFICATES ONLY AFTER READING THIS PROSPECTUS SUPPLEMENT AND EACH OF THE ADDITIONAL DISCLOSURE DOCUMENTS LISTED ON PAGE S-3.

THE RETAIL CERTIFICATES (THE UU, VV, YY, TT, WW, LL AND HH CLASSES)

  Description

     The retail certificates represent indirect interests in the mortgage loans underlying the related MBS. The retail certificates are guaranteed by us but are not guaranteed by, and are not debts or obligations of, the United States.

  Timing of Principal Payments

     It is possible that no principal will be available for payment to holders of the classes of retail certificates for a substantial period. Thereafter, the amounts of principal available for payment to such holders is likely to fluctuate, and may vary widely from period to period. See "Description of the Certificates--Distributions of Principal--Principal Distribution Amount" beginning on page S-36.

  Investment Objective

     We have structured the retail certificates to provide monthly payments to individual investors for the long-term portion of their investment portfolios. You should determine, after consulting with your investment advisor, whether or not the retail certificates satisfy your individual investment objectives.

  Liquidity

     If you sell a retail certificate before its maturity, you may receive sales proceeds that, after taking into account transaction costs, are less than the amount originally invested. Merrill Lynch, Pierce, Fenner & Smith Incorporated intends to make a market for the purchase and sale of the retail certificates after their initial issuance, but is not obligated to do so. We cannot be sure that a market for resale of the retail certificates will develop or, if it develops, that it will continue.

  Federal Income Taxes

     Interest on the retail certificates will be taxed in the year it is earned, which may not be the year it is paid. Annually, relevant federal income tax information for the preceding calendar year will be mailed to investors who owned retail certificates during that year, as required by the Internal Revenue Service. You should be aware, however, that this information need not be furnished before March 15 of any calendar year following a calendar year in which income accrues on a retail certificate.

  Maturity

     UNLIKE MANY OTHER FIXED INCOME SECURITIES, THE RETAIL CERTIFICATES DO NOT HAVE FIXED PRINCIPAL REDEMPTION SCHEDULES OR FIXED PRINCIPAL DISTRIBUTION DATES. The timing of principal payments may vary considerably based upon a number of factors, including changes in prevailing interest rates. If prevailing interest rates decrease, principal payments on the retail certificates may accelerate due to increased mortgage loan prepayments, and any reinvestment of those payments might be at such lower prevailing interest rates. Conversely, if prevailing interest rates increase, principal payments on the retail certificates may slow down due to decreased mortgage loan prepayments, and you might not be able to reinvest your principal at such higher prevailing interest rates. In such case, the market value of your retail certificates is likely to have declined.

ASSETS UNDERLYING EACH GROUP OF CLASSES

GROUP                      ASSETS
-----                      ------
  1     Group 1 MBS
  2     Group 2 MBS
  3     Group 3 MBS
  4     Group 4 Ginnie Mae Certificates
  5     Group 5 Ginnie Mae Certificates
  6     Group 6 MBS
  7     Group 7 MBS

ASSUMED CHARACTERISTICS OF THE MORTGAGE LOANS UNDERLYING THE MBS AND THE GINNIE MAE CERTIFICATES (AS OF SEPTEMBER 1, 1999)

                                                                  APPROXIMATE
                                                                WEIGHTED AVERAGE
                                                   ORIGINAL      REMAINING TERM
                                  APPROXIMATE       TERM TO       TO MATURITY
                                   PRINCIPAL       MATURITY         OR WARM
                                    BALANCE       (IN MONTHS)     (IN MONTHS)
                                  -----------     -----------   ----------------
Group 1 MBS                      $1,150,000,000       360             345
Group 2 MBS                      $  150,000,000       360             344
Group 3 MBS                      $  105,000,000       360             264
Group 4 Ginnie Mae Certificates  $   85,000,000       360             281
Group 5 Ginnie Mae Certificates  $   50,000,000       360             285
Group 6 MBS                      $   50,000,000       360             321
Group 7 MBS                      $   56,250,000       360             321


                                 APPROXIMATE
                                 CALCULATED    APPROXIMATE
                                  LOAN AGE      WEIGHTED
                                   OR WALA       AVERAGE
                                 (IN MONTHS)     COUPON
                                 -----------   -----------
Group 1 MBS                          14         7.05%
Group 2 MBS                          14         6.91%
Group 3 MBS                          80         8.05%
Group 4 Ginnie Mae Certificates      69         8.50%
Group 5 Ginnie Mae Certificates      75         8.00%
Group 6 MBS                          34         8.12%
Group 7 MBS                          36         8.60%

     The actual remaining terms to maturity, calculated loan ages and, except in the case of the Group 4 and Group 5 Ginnie Mae Certificates, interest rates of most of the mortgage loans will differ from the weighted averages shown above, perhaps significantly.

CLASS FACTORS

     The class factors are numbers that, when multiplied by the initial principal balance of a class, can be used to calculate the current principal balance of that class (after taking into account principal payments in the same month). We publish the class factors on or shortly after the 11th day of each month.

SETTLEMENT DATE

     We expect to issue the certificates on September 30, 1999.

DISTRIBUTION DATES

     We will make payments on the Group 1, Group 2, Group 3, Group 6 and Group 7 Classes on the 25th of each calendar month, or on the next business day if the 25th is not a business day. We will make payments on the Group 4 and Group 5 Classes on the 17th day of each calendar month, or on the next business day if the 17th is not a business day.

RETAIL CLASS UNITS

     The UU, VV, YY, TT, WW, LL and HH Classes consist of retail certificates. We will issue each class of retail certificates in units having $1,000 denominations. Since these units cannot be divided into smaller denominations, you can purchase one or more retail class units in whole but not in part. On each distribution date, principal on the retail certificates may be paid to owners of retail class units, but only in increments of $1,000. Accordingly, certain retail class units will be paid in full on a particular distribution date, while the remaining retail class units will receive no principal payments on that date. The investors in retail class units who receive principal payments on a particular distribution date will first be selected from those investors who request them. If on any distribution date the amount of principal payable on any class of retail certificates exceeds the total amount of principal requested by retail investors in that class, then remaining retail investors in that class will be selected randomly to receive principal payments on that date in the amount of the excess.

BOOK-ENTRY AND PHYSICAL CERTIFICATES

     We will issue the book-entry certificates through the U.S. Federal Reserve Banks and DTC, as applicable, which will electronically track ownership of the certificates and payments on them. We will issue physical certificates in registered, certificated form.

     We will issue the classes of certificates in the following forms:

        FED BOOK-ENTRY                 DTC BOOK-ENTRY            PHYSICAL
        --------------                 --------------            --------
Group 1, 2, 3, 6 and 7 Classes   The Group 4 and Group 5     R and RL Classes
  (other than the UU, VV, YY,      Classes and the UU, VV,
  TT, WW, LL and HH Classes)       YY, TT, WW, LL and HH
  and the related RCR Classes      Classes

EXCHANGING CERTIFICATES THROUGH COMBINATION AND RECOMBINATION

     If you own certain certificates, you will be able to exchange them for a proportionate interest in the related RCR certificates as shown on Schedule 1. We will issue the RCR certificates upon such exchange. You can exchange your certificates by notifying us and paying an exchange fee. We use the principal and interest of the certificates exchanged to pay principal and interest on the related RCR certificates. Schedule 1 lists all of the available combinations of the certificates eligible for exchange and the related RCR certificates.

INTEREST PAYMENTS

     We will make the first interest payments on the retail classes in October 1999 in the following approximate amounts with respect to each retail class unit:

UU Class............................................
VV Class............................................
YY Class............................................
TT Class............................................
WW Class............................................
LL Class............................................
HH Class............................................

UU Class............................................  $
                                                           6.25
VV Class............................................
                                                           6.25
YY Class............................................
                                                           6.25
TT Class............................................
                                                           6.25
WW Class............................................
                                                           6.45
LL Class............................................
                                                           6.25
HH Class............................................
                                                           6.66

     We will continue to pay interest in those approximate amounts on each monthly distribution date on each retail class unit until it is retired.

     During each interest accrual period, the fixed rate classes will bear interest at the applicable annual interest rates listed on the cover or described in this prospectus supplement.

     During the initial twelve interest accrual periods, the UG Class will bear interest at the annual rate of 8.50%. During each subsequent interest accrual period, the UG Class will bear interest at the annual rate of 7.50%.

     During the initial twenty-four interest accrual periods, the UF and TY Classes will each bear interest at the annual rate of 8.50%. During each subsequent interest accrual period, the UF and TY Classes will each bear interest at the annual rate of 7.50%

     During the initial twenty-four interest accrual periods, the YW Class will bear interest at the annual rate of 8.00%. During each subsequent interest accrual period, the YW Class will bear interest at the annual rate of 7.50%

     During the initial thirty-six interest accrual periods, the TW Class will bear interest at the annual rate of 8.00%. During each subsequent interest accrual period, the TW Class will bear interest at the annual rate of 7.50%.

     During the initial interest accrual period, the floating rate and inverse floating rate classes will bear interest at the initial interest rates listed below. During subsequent interest accrual periods, the floating rate and inverse floating rate classes will bear interest based on the formulas indicated below, but always subject to the specified maximum and minimum interest rates:

                        INITIAL     MAXIMUM    MINIMUM
                       INTEREST    INTEREST    INTEREST
        CLASS            RATE        RATE        RATE
        -----          --------    --------    --------
SD...................   8.38174%   22.09999%     0.0%
FD...................   5.77625%    9.00000%     0.5%
SV ..................  13.61875%   40.00000%     0.0%
FV ..................   6.27625%    9.00000%     1.0%
SC ..................  13.61875%   40.00000%     0.0%
FC ..................   6.27625%    9.00000%     1.0%
SU...................  13.00000%   13.00000%     0.0%
ST ..................  13.86957%   50.94591%     0.0%
FT...................   6.27625%    9.00000%     1.0%
SB ..................  13.61875%   40.00000%     0.0%
FB ..................   6.27625%    9.00000%     1.0%
SP ..................  12.00000%   12.00000%     0.0%
SQ ..................  14.77498%   59.99997%     0.0%
FQ...................   6.27625%    9.00000%     1.0%
S ...................   3.72375%    9.00000%     0.0%
F ...................   5.77625%    9.50000%     0.5%
SN...................   3.72375%    9.00000%     0.0%
FN...................   5.77625%    9.50000%     0.5%
SJ ..................   3.12375%    8.40000%     0.0%
FJ ..................   5.87625%    9.00000%     0.6%
SY ..................  13.61875%   40.00000%     0.0%

                                  FORMULA FOR
                                 CALCULATION OF
        CLASS                   INTEREST RATE(1)
        -----                   ----------------
SD...................   22.09999% - (2.59999999 X LIBOR)
FD...................       LIBOR + 50 basis points
SV ..................          40% - (5 X LIBOR)
FV ..................       LIBOR + 100 basis points
SC ..................          40% - (5 X LIBOR)
FC ..................       LIBOR + 100 basis points
SU...................  138.66666% - (17.33333333 X LIBOR)
ST ..................   50.94591% - (7.02702306 X LIBOR)
FT...................       LIBOR + 100 basis points
SB ..................          40% - (5 X LIBOR)
FB ..................       LIBOR + 100 basis points
SP ..................   95.99996% - (11.9999946 X LIBOR)
SQ ..................   59.99997% - (8.57142559 X LIBOR)
FQ...................       LIBOR + 100 basis points
S ...................              9% - LIBOR
F ...................       LIBOR + 50 basis points
SN...................              9% - LIBOR
FN...................       LIBOR + 50 basis points
SJ ..................             8.4% - LIBOR
FJ ..................       LIBOR + 60 basis points
SY ..................          40% - (5 X LIBOR)

    -----------------------
    (1) We will establish LIBOR on the basis of the "BBA Method".

     We will apply interest payments from exchanged REMIC certificates to the corresponding RCR certificates, on a pro rata basis, following any exchange.

NOTIONAL CLASSES

     A notional class will not receive any principal. Its notional principal balance is the balance used to calculate accrued interest. The notional principal balances will equal the percentage of the outstanding balance specified below immediately before the related distribution date:

        CLASS
        -----
JE...................  7.6923076923% of QE Class
PI ..................  16.6666671852% of PB, PD, PE, PF, PG, PH and R Classes
S ...................  100% of F Class
SN...................  100% of FN Class
SJ ..................  100% of the FJ Class

DISTRIBUTIONS OF PRINCIPAL

  Group 1 Principal Distribution Amount

     1. To the LA, LB, LC and LD Classes, in that order, to their Planned Balances.

     2. (a) 26.0869109003% of the remaining amount to the LJ and LI Classes, in that order, to their Planned Balances, and

        (b) 73.9130890997% of such remaining amount as follows:

             first, to the QE and LE Classes, pro rata, to their Planned
        Balances;

             second, to the LF and LG Classes, in that order, to their Planned Balances; and

             third, (x) 26.9875182728% of the remaining amount to the LH Class to its Planned Balance, and

                    (y) 73.0124817272% of such remaining amount to the LK and LM Classes, in that order, to their Planned Balances.

     3. To the GL, FD and SD Classes, pro rata, to their Scheduled Balances.

     4. (a) 22.1550830085% of the remaining amount to the L, M, UU, FQ, SQ and SP Classes, pro rata, to zero,

        (b) 21.8443339158% of such remaining amount as follows:

             first, to the UA, UB, UC and UD Classes, in that order, to zero;
        and

             second, to the UE, UG, VV and UF Classes, pro rata, to zero,

        (c) 7.2154548662% of such remaining amount as follows:

             first, to the YT and YU Classes, in that order, to zero; and

             second, to the YY, YV and YW Classes, pro rata, to zero,

        (d) 5.0410001344% of such remaining amount as follows:

             first, to the HT and HU Classes, in that order, to zero; and

             second, to the TT and HV Classes, pro rata, to zero, and

        (e) 43.7441280751% of such remaining amount as follows:

             first, (x) 66.9862433391% to the FC, SC, and HX Classes, pro rata, to zero, and

                   (y) 33.0137566609% in the following order:

                       (1) to the FV and SV Classes, pro rata, to zero; and

                       (2) to the KB, KC, KD and KE Classes, in that order, to zero; and

             second, to the TY, FB, SB, LL, HY, TU, WW, TW, FT, ST and SU Classes, pro rata, to zero.

     5. To the GL, FD and SD Classes, pro rata, to zero.

     6. To the LA, LB, LC and LD Classes, in that order, to zero.

     7. (a) 26.0869109003% of the remaining amount to the LJ and LI Classes, in that order, to zero, and

        (b) 73.9130890997% of such remaining amount as follows:

             first, to the QE and LE Classes, pro rata, to zero;

             second, to the LF and LG Classes, in that order, to zero; and

             third, (x) 26.9875182728% of the remaining amount to the LH Class to zero, and

                    (y) 73.0124817272% of such remaining amount to the LK and LM Classes, in that order, to zero.

  Group 2 Principal Distribution Amount

        (a) 14.2857146667% of that amount to the PO Class to zero, and

        (b) 85.7142853333% of that amount as follows:

             first, to the PB, PD, PE, PF, PG, PH and R Classes, in that order, to their Planned Balances;

             second, to the GA and GB Classes, in that order, to their Scheduled Balances;

             third, (x) 12.4999966398% of the remaining amount to the H Class to zero, and

                    (y) 87.5000033602% of such remaining amount as follows:

                         (1) to the HB and HD Classes, in that order, to zero;
        and

                         (2) to the HE and HH Classes, pro rata, to zero.

             fourth, to the GA and GB Classes, in that order, to zero.

             fifth, to the PB, PD, PE, PF, PG, PH and R Classes, in that order, to zero.

  Group 3 Principal Distribution Amount

     To the A and C Classes, in that order, to zero.

  Group 4 Principal Distribution Amount

     To the N and F Classes, pro rata, to zero.

  Group 5 Principal Distribution Amount

        (a) 11.11111% of such amount to the FN Class, to zero, and

        (b) 88.88889% of such amount to the DA and DB Classes, in that order, to zero.

  Group 6 Principal Distribution Amount

     To the BA and BC Classes, in that order, to zero.

     Group 7 Principal Distribution Amount

     To the J and FJ Classes, pro rata, to zero.

     We will apply principal payments from exchanged REMIC certificates to the corresponding RCR certificates, on a pro rata basis, following any exchange.

WEIGHTED AVERAGE LIVES (YEARS)*

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 1 CLASSES           0%     100%    145%    250%    500%
       ---------------           --     ----    ----    ----    ----
LA ...........................   5.0     1.6     1.6     1.6      1.5
LB ...........................   9.8     2.5     2.5     2.5      2.0
LC ...........................  13.2     3.5     3.5     3.5      2.3
LD ...........................  15.7     4.5     4.5     4.5      2.6
LJ ...........................  17.0     5.2     5.2     5.2      2.9
LI ...........................  22.2    10.9    10.9    10.9      5.7
QE, JE and LE.................  18.3     6.0     6.0     6.0      3.2
LF ...........................  20.4     7.5     7.5     7.5      3.8
LG ...........................  23.0    11.0    11.0    11.0      5.6
LH ...........................  25.4    20.0    20.0    20.0     10.9
LK ...........................  25.3    18.5    18.5    18.5      9.7
LM............................  26.0    24.4    24.4    24.4     14.5

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
                                 0%     100%    125%    145%    165%    250%    500%
                                 --     ----    ----    ----    ----    ----    ----
GL, SD and FD.................  25.4     8.4     3.5     3.5     3.5     2.7      1.1

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
                                 0%     100%    145%    250%    500%
                                 --     ----    ----    ----    ----
UU**, SP, SQ, FQ, L, M and
SY............................  28.9    22.1    15.5     2.1      0.7
UA............................  27.7    16.3     0.8     0.2      0.1
UB............................  27.8    16.9     1.8     0.4      0.2
UC............................  27.9    17.3     2.6     0.5      0.2
UD............................  28.0    17.6     3.3     0.6      0.2
UE, UG, VV** and UF...........  29.1    23.0    17.9     2.3      0.8
YT and HT.....................  27.9    17.0     2.1     0.4      0.2
YU............................  28.3    18.9    10.4     1.1      0.4
YY**, YV, YW, TT** and HV.....  29.3    24.1    20.3     2.7      0.9
HU............................  28.3    18.9    10.4     1.1      0.4
SV and FV.....................  27.7    16.3     0.7     0.2      0.1
KB............................  27.8    16.9     1.8     0.4      0.2
KC............................  28.0    17.5     3.1     0.6      0.2
KD............................  28.2    18.5     8.1     0.9      0.4
KE............................  28.5    20.1    14.0     1.4      0.6
SC, FC, HX and HN.............  28.2    18.5     8.0     0.9      0.4
TU, WW**, TW, SU, ST, FT, TY,
  SB, FB, LL**, HM and HY.....  29.4    24.8    21.3     2.9      1.0

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 2 CLASSES           0%     100%    130%    250%    500%
       ---------------           --     ----    ----    ----    ----
PB ...........................   8.8     2.5     2.5     2.5      1.9
PD ...........................  15.3     4.5     4.5     4.5      2.6
PE ...........................  18.0     6.0     6.0     6.0      3.2
PF ...........................  20.6     8.0     8.0     8.0      4.1
PG ...........................  22.9    11.0    11.0    11.0      5.6
PH............................  24.9    17.5    17.5    17.5      9.2
R ............................  26.9    26.9    26.9    26.9     17.4
PI ...........................  17.3     7.7     7.7     7.7      4.2

                                              PSA PREPAYMENT ASSUMPTION
                                -----------------------------------------------------
                                 0%     100%    115%    130%    155%    250%    500%
                                 --     ----    ----    ----    ----    ----    ----
GA............................  24.4     5.9     2.5     2.5     2.5     2.0      1.0
GB............................  27.1    13.9    11.0    11.0    11.0     6.8      1.7

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
                                 0%     100%    130%    250%    500%
                                 --     ----    ----    ----    ----
PO ...........................  20.8    10.7     9.3     5.8      3.1
HB ...........................  27.4    15.5     3.3     0.4      0.2
HD............................  28.0    18.1    13.7     1.2      0.5
H ............................  28.7    21.2    16.7     2.1      0.8
HE and HH**...................  29.2    23.9    21.5     3.0      1.0

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 3 CLASSES           0%     100%    177%    350%    500%
       ---------------           --     ----    ----    ----    ----
A.............................  20.8     7.8     5.5     3.0      2.1
C ............................  29.6    20.4    18.3    12.5      9.0

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 4 CLASSES           0%     100%    180%    350%    500%
       ---------------           --     ----    ----    ----    ----
N, S and F....................  20.8     9.4     6.8     3.9      2.7

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 5 CLASSES           0%     100%    158%    350%    500%
       ---------------           --     ----    ----    ----    ----
DA............................  18.1     6.6     4.7     2.3      1.5
DB............................  28.6    19.2    16.5     9.5      6.6
SN and FN.....................  20.5     9.4     7.4     3.9      2.7

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 6 CLASSES           0%     100%    184%    350%    500%
       ---------------           --     ----    ----    ----    ----
BA............................  20.0     7.8     4.9     2.6      1.8
BC............................  29.2    22.6    17.9    10.9      7.5

                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
       GROUP 7 CLASSES           0%     100%    199%    350%    500%
       ---------------           --     ----    ----    ----    ----
SJ, FJ and J..................  21.8    10.4     6.7     4.0      2.7

     -------------------------
      * Determined as specified under "Description of the Certificates--Weighted Average Lives of the Certificates" in this prospectus supplement. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of the certificates are likely to differ from those shown, perhaps significantly.

     ** The weighted average lives shown in the table apply to the entire retail classes as a whole and are not likely to reflect the experience of any particular investor in the classes of retail certificates. Because investors will receive principal distributions subject to the distribution priorities and allocations as described under "Description of the Certificates--Characteristics of the Retail Certificates--Retail Principal Payments" in this prospectus supplement, the weighted average lives of retail class units will vary among individual investors. See "Description of the Certificates--Characteristics of the Retail Certificates--Certain Principal Payment Considerations" in this prospectus supplement.

                            ADDITIONAL RISK FACTORS

     The rate of principal payments on the certificates will be affected by the rate of principal payments on the underlying mortgage loans. The rate at which you receive principal payments on the certificates will be sensitive to the rate of principal payments on the mortgage loans underlying the related MBS or Ginnie Mae certificates, including prepayments. Because borrowers generally may prepay their mortgage loans at any time without penalty, the rate of principal payments on the mortgage loans is likely to vary over time. It is highly unlikely that the mortgage loans will prepay

     - at any of the prepayment rates we assumed in this prospectus supplement, or

     - at any constant prepayment rate until maturity.

     Yields may be lower than expected due to unexpected rate of principal payments. The actual yield on your certificates probably will be lower than you expect:

     - if you buy your certificates at a premium and principal payments are faster than you expect, or

     - if you buy your certificates at a discount and principal payments are slower than you expect.

     Furthermore, in the case of interest only certificates and certificates purchased at a premium, you could lose money on your investment if prepayments occur at a rapid rate.

     YOU MUST MAKE YOUR OWN DECISIONS ABOUT THE VARIOUS APPLICABLE ASSUMPTIONS, INCLUDING PREPAYMENT ASSUMPTIONS, WHEN DECIDING WHETHER TO PURCHASE THE CERTIFICATES.

     Weighted average lives and yields on the certificates are affected by actual characteristics of the underlying mortgage loans. We have assumed that the mortgage loans underlying the MBS and the Ginnie Mae certificates have certain characteristics. However, the actual mortgage loans probably will have different characteristics from those we assumed. As a result, your yields could be lower than you expect, even if the mortgage loans prepay at the indicated constant prepayment rates. In addition, slight differences between the assumed mortgage loan characteristics and the actual mortgage loans could affect the weighted average lives of the classes of certificates.

     Level of floating rate index affects yields on certain certificates. The yield on any floating rate or inverse floating rate certificate will be affected by the level of its interest rate index. If the level of the index differs from the level you expect, then your actual yield may be lower than you expect.

     Delay classes have lower yields and market values. Since certain classes do not receive interest immediately following each interest accrual period, these classes have lower yields and lower market values than they would if there were no such delay.

     Reinvestment of certificate payments may not achieve same yields as certificates. The rate of principal payments of the certificates is uncertain. You may be unable to reinvest the payments on the certificates at the same yields provided by the certificates.

     Unpredictable timing of last payment affects yields on certificates. The actual final payment of your class is likely to occur earlier, and could occur much earlier, than the final distribution date listed on the cover page of this prospectus supplement. If you assume that the actual final payment will occur on the final distribution date specified, your yield could be lower than you expect.

     Some investors may be unable to buy certain classes. Investors whose investment activities are subject to legal investment laws and regulations, or to review by regulatory authorities, may be unable to buy certain certificates. You should obtain legal advice to determine whether you may purchase the certificates.

     Uncertain market for the certificates could make them difficult to sell and cause their values to fluctuate. We cannot be sure that a market for resale of the certificates will develop. Further, if a market develops, it may not continue or be sufficiently liquid to allow you to sell your certificates. Even if you are able to sell your certificates, the sale price may not be comparable to similar investments that have a developed mar-ket. Moreover, you may not be able to sell small or large amounts of certificates at prices comparable to those available to other investors. You should purchase certificates only if you understand and can tolerate the risk that the value of your certificates will vary over time and that your certificates may not be easily sold.

ADDITIONAL RISK FACTORS AFFECTING THE RETAIL CERTIFICATES

     We cannot predict the timing of honoring requests for principal payments on the retail certificates. Owners of retail certificates may request payments of principal, but several factors affect the timing of honoring these requests.

     - Principal payments on the classes of retail certificates will be affected by the timing of principal distributions on the Group 1 MBS and Group 2 MBS, as applicable.

     - Principal payments on the classes of retail certificates will also be affected by the payment priorities governing the Group 1 and Group 2 Classes, as applicable, including the classes of retail certificates. In particular, the classes of retail certificates are entitled to receive principal payments on any distribution date only after scheduled payments have been made on specified classes and only after certain other classes have been retired. As a result, the classes of retail certificates may receive no principal payments for a substantial period and thereafter may receive principal payments that vary widely from period to period.

     - Other owners of retail certificates might be entitled to earlier principal payments because they submitted earlier requests.

     - Requests submitted on behalf of deceased owners of retail certificates are honored in substantially greater amounts than requests submitted by living owners.

     We cannot provide any assurance about whether or when any request for principal payment will be honored.

     Retail certificates may not be appropriate for all investors. If you require a principal payment on a specific date or a predictable stream of principal payments, the retail certificates would not be an appropriate investment for you.

                        DESCRIPTION OF THE CERTIFICATES

     The material under this heading summarizes certain features of the Certificates. You will find additional information about the Certificates in the other sections of this prospectus supplement, as well as in the additional Disclosure Documents and the Trust Agreement. If we use a capitalized term in this prospectus supplement without defining it, you will find the definition of that term in the applicable Disclosure Document or in the Trust Agreement.

GENERAL

     Structure. We will create the Fannie Mae REMIC Trust specified on the cover (the "Trust") and a separate trust (the "Lower Tier REMIC") pursuant to a trust agreement dated as of September 1, 1999. We will issue the Guaranteed REMIC Pass-Through Certificates (the "REMIC Certificates"), which include the UU, VV, YY, TT, WW, LL and HH Classes (the "Retail Classes" or "Retail Certificates"), pursuant to that trust agreement. We will issue the Combinable and Recombinable REMIC Certificates (the "RCR Certificates" and, together with the REMIC Certificates, the "Certificates") pursuant to a separate trust agreement dated as of September 1, 1999 (together with the trust agreement relating to the REMIC Certificates, the "Trust Agreement"). We will execute the Trust Agreement in our corporate capacity and as trustee (the "Trustee"). In general, the term "Classes" includes the Classes of REMIC Certificates and RCR Certificates.

     The Trust and the Lower Tier REMIC each will constitute a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code").

     - The REMIC Certificates (except the R and RL Classes) will be "regular interests" in the Trust.

     - The R Class will be the "residual interest" in the Trust.

     - The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be the "regular interests" in the Lower Tier REMIC.

     - The RL Class will be the "residual interest" in the Lower Tier REMIC.

     The assets of the Trust will consist of

     - the Lower Tier Regular Interests, and

     - seven separate non-interest bearing cash deposits of $999.99 each relating to the Retail Class (the "Retail Cash Deposit").

     The assets of the Lower Tier REMIC will consist of

     - five groups of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "Group 1 MBS", "Group 2 MBS", "Group 3 MBS", "Group 6 MBS" and "Group 7 MBS" and, together, the "MBS"), and

     - two groups of "fully modified pass-through" mortgage-backed securities guaranteed as to timely payment of principal and interest by Ginnie Mae (the "Group 4 Ginnie Mae Certificates" and "Group 5 Ginnie Mae Certificates" and, together, the "Ginnie Mae Certificates"), and

     Each MBS represents a beneficial ownership interest in a pool of first lien, single-family, fixed-rate residential mortgage loans having the characteristics described herein.

     Each Ginnie Mae Certificate is based on and backed by a pool of mortgage loans (together with the pools and mortgage loans underlying the MBS, the "Pools" and "Mortgage Loans") which are either insured or guaranteed by the Federal Housing Administration ("FHA"), the Department of Veterans Affairs ("VA") or the Rural Housing Service ("FmHA").

     Fannie Mae Guaranty. We guarantee that we will distribute to Certificateholders:

     - required installments of principal and interest on the Certificates on time, and

     - the principal balance of each Class of Certificates no later than its Final Distribution Date, whether or not we have received sufficient payments on the MBS or the Ginnie Mae Certificates.

     In addition, we guarantee that we will distribute to each holder of an MBS:

     - scheduled installments of principal and interest on the underlying Mortgage Loans on time, whether or not the related borrowers pay us, and

     - the full principal balance of any underlying Mortgage Loan that is foreclosed, whether or not we recover it.

     Characteristics of Certificates. We will issue the Certificates of the Group 1, Group 2, Group 3, Group 6 and Group 7 Classes (other than the Retail Classes) and the related RCR Classes in book-entry form on the book-entry system of the U.S. Federal Reserve Banks. Entities whose names appear on the book-entry records of a Federal Reserve Bank as having had Certificates deposited in their accounts are "Holders" or "Certificateholders."

     The Retail Classes and the Group 4 and Group 5 Classes will be represented by one or more certificates (the "DTC Certificates") to be registered at all times in the name of the nominee of The Depository Trust Company ("DTC"), a New York-chartered limited purpose trust company, or any successor or depository selected or approved by us. We refer to the nominee of DTC as the "Holder" or "Certificateholder" of the DTC Certificates. DTC will maintain the DTC Certificates through its book-entry facilities.

     A Holder is not necessarily the beneficial owner of a Certificate. Beneficial owners ordinarily will hold Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of Certificates--Denominations and Form" in the REMIC Prospectus.

     We will issue the R and RL Certificates in fully registered, certificated form. The "Holder" or "Certificateholder" of the R or RL Certificate is its registered owner. The R or RL Certificate can be transferred or exchanged at the corporate trust office of the Transfer Agent, or at the office of the Transfer Agent in New York, New York. State Street Bank and Trust Company in Boston, Massachusetts ("State Street") will be the initial Transfer Agent. We may impose a service charge for any registration of transfer or exchange of the R or RL Certificate and may require payment to cover any tax or other governmental charge. See also "--Characteristics of the R and RL Classes" below.

     The Holder of the R Class will receive the proceeds of any remaining assets of the Trust, and the Holder of the RL Class will receive the proceeds of any remaining assets of the Lower Tier REMIC, in each case only by presenting and surrendering the related Certificate at the office of the Paying Agent. State Street will be the initial Paying Agent.

     Authorized Denominations. We will issue the Certificates, other than the Retail Classes and the RL Certificate, in minimum denominations of $1,000 and whole dollar increments. We will issue each Class of Retail Certificates in an integral number of units (the "Retail Class Units"), each of which will be issued in a denomination of $1,000. We will issue the RL Class as a single Certificate with no principal balance.

     Distribution Dates. We will make monthly payments on the Group 1, Group 2, Group 3, Group 6 and Group 7 Classes on the 25th day of each month (or, if the 25th day is not a business day, on the first business day after the 25th). We will make monthly payments on the Group 4 and Group 5 Classes on the 17th day of each month (or, if the 17th is not a business day, on the first business day after the 17th). We refer to each such date as a "Distribution Date." We will make the first payments to Certificateholders the month after we issue the Certificates.

     Record Date. On each Distribution Date, we will make each monthly payment on the Certificates to Holders of record on the last day of the preceding month.

     Class Factors. On or shortly after the eleventh calendar day of each month, we will publish a factor (carried to eight decimal places) for each Class of Certificates.

     - When the applicable class factor is multiplied by the original principal balance (or notional principal balance) of a Certificate of any Class other than the Retail Classes, the product will equal the current principal balance (or notional principal balance) of that Certificate after taking into account payments on the Distribution Date in the same month.

     - When the applicable class factor is multiplied by the original aggregate principal balance of a Class of Retail Certificates, the product will equal the current aggregate principal balance of the Retail Certificates of that class after taking into account payments on the Distribution Date in the same month. As a result, the factor for each Class of Retail Certificates will reflect the reduction in aggregate principal balance of that Class taken as a whole, and will not reflect the reduction in principal balance of the Retail Certificates owned by any particular investor. For purposes of determining the factor for each Class of Retail Certificates, we will disregard any rounding of the principal payment on that Class.

     Optional Termination. We will not terminate the Lower Tier REMIC or the Trust by exercising our right to repurchase the Mortgage Loans underlying any MBS unless

     - only one Mortgage Loan remains in the related Pool, or

     - the principal balance of the Pool is less than one percent of its original level.

See "Description of Certificates--Termination" in the MBS Prospectus.

CHARACTERISTICS OF THE RETAIL CERTIFICATES

     General

     The UU, VV, YY, TT, WW, LL and HH Classes will consist of Retail Certificates. Each Class of Retail Certificates will be represented by one certificate to be registered at all times in the name of the nominee of DTC, or any successor or depository selected or approved by us (the "Depository"). We refer to the nominee of the Depository as the "Holder" or "Certificateholder" of the Classes of Retail Certificates. The Depository will maintain the Classes of Retail Certificates in even $1,000 increments through its book-entry facilities. For purposes of calculating principal payments, each Retail Class Unit will have the initial principal balance shown below:

                                    INITIAL PRINCIPAL       NUMBER OF
              CLASS                 BALANCE PER UNIT    RETAIL CLASS UNITS
              -----                 -----------------   ------------------
UU ...............................       $1,000                1,000
VV ...............................        1,000               29,600
YY ...............................        1,000                9,000
TT ...............................        1,000                6,500
WW................................        1,000                5,000
LL ...............................        1,000               15,000
HH ...............................        1,000               10,000

     Under its normal procedures, the Depository will record the amount of Retail Certificates held by each firm which participates in the book-entry system of the Depository (each, a "Depository Participant"), whether held for its own account or on behalf of another person. Initially, State Street will act as paying agent for the Retail Certificates. State Street will also perform certain administrative functions in connection with the Retail Certificates.

     A "beneficial owner" or an "investor" is anyone who acquires a beneficial ownership interest in the Retail Certificates. As an investor, you will not receive a physical certificate. Instead, your interest will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (a "financial intermediary") that maintains an account for you. In turn, the record ownership of the financial intermediary that holds your Retail Class Units will be recorded by the Depository. If the intermediary is not a Depository Participant, the record ownership of the intermediary will be recorded by a Depository Participant acting on its behalf. Therefore, you must rely on these various arrangements to record your ownership of the Retail Certificates and to relay the distributions to your account. You may transfer your beneficial ownership interest in the Retail Certificates only under the procedures of your financial intermediary and of Depository Participants. In general, ownership of Retail Certificates will be subject to the prevailing rules, regulations and procedures governing the Depository and Depository Participants.

     Method of Payment

     State Street will direct payments on the Classes of Retail Certificates to the Depository in immediately available funds. In turn, the Depository will credit the payments to the accounts of the appropriate Depository Participants, in accordance with the Depository's procedures. These procedures currently provide for payments made in same-day funds to be settled through the New York Clearing House. Depository Participants and financial intermediaries will direct the payments to the investors in Retail Certificates that they represent.

     Retail Interest Payments

     We will pay interest on the Classes of Retail Certificates on each Distribution Date in an amount equal to one month's interest at the annual interest rates of 7.5% in the case of the UU, VV, YY, TT and LL Classes, 7.75% in the case of the WW Class, and 8.0% in the case of the HH Class, accrued on their outstanding principal balances immediately before that Distribution Date. See "--Distributions of Interest" below.

     Retail Principal Payments

     General. We will pay principal on each Class of Retail Certificates on any Distribution Date (each, a "Retail Principal Payment") in increments of $1,000, based on the priorities and limitations described in this prospectus supplement. Either State Street or the Depository will determine the portion of the Retail Principal Payment to be paid to particular Retail Class Units held for the account of Depository Participants. Financial intermediaries and Depository Participants will in turn determine the portion of the Retail Principal Payment to be paid to particular Retail Class Units held for the account of each investor that they represent.

     Rounding of Retail Principal Payments. On each Distribution Date when principal is to be paid on a Class of Retail Certificates (as described below under "--Distributions of Principal"), the payment amount will be rounded to the nearest $1,000 increment. When we first make a Retail Principal Payment to a Class of Retail Certificates, we will round that payment upward to the nearest $1,000 by withdrawing from the related Retail Cash Deposit the necessary amount. After the initial Retail Principal Payment, we will apply the amount available as principal of that Retail Class, first, to replenish the related Retail Cash Deposit and, second, as a Retail Principal Payment (rounded to the nearest $1,000).

     We will repeat this procedure on each Distribution Date until the principal balance of each Retail Class is reduced to zero. On any Distribution Date, a Retail Principal Payment may be slightly more or less than it would be in the absence of rounding, but any such difference will never exceed $999.99. The total amount of all Retail Principal Payments made through any Distribution Date will never be less than it would have been in the absence of rounding.

     Retail Principal Payment Requests. As an investor, you may request that principal of your Retail Class Unit or Units be paid to you in increments of $1,000 on the earliest possible Distribution Date (each, a "Retail Principal Payment Request"). You must submit a Retail Principal Payment Request to the financial intermediary that maintains the account reflecting your interest in the applicable Retail Class. If the financial intermediary is not a Depository Participant, it must notify the related Depository Participant of the request. The Depository Participant must then make the request to the Depository in writing, on a form that the Depository requires.

     The Depository will establish procedures for determining the order in which it receives requests. When the Depository receives a request, it will date and time stamp the request and forward it to State Street. State Street will not be liable for any delay in delivery to it of Retail Principal Payment Requests or for the withdrawal of requests.

     State Street will maintain a list of Depository Participants representing investors that have submitted Retail Principal Payment Requests. The list will include the order of receipt and the amounts of such requests. State Street will notify the Depository and the applicable Depository Participants as to which requests to honor on each Distribution Date. The Depository will honor Retail Principal Payment Requests according to the procedures, and subject to the priorities and limitations, described below. Either State Street or the Depository will establish the procedures for determining such priorities and limitations. The decisions of State Street and the Depository concerning such matters will be final and binding on all affected persons.

     Withdrawing a Retail Principal Payment Request. To withdraw a Retail Principal Payment Request, you must notify the financial intermediary that maintains the account reflecting your interest in the applicable Retail Class. If the financial intermediary is not a Depository Participant, it must notify the related Depository Participant, which will forward the withdrawal to State Street, on a form that the Depository requires. A Retail Principal Payment Request will be considered withdrawn upon the transfer of beneficial ownership of the related Retail Certificate, but only if State Street receives notification of the withdrawal on the proper form.

     The Depository can honor a Retail Principal Payment Request on any Distribution Date only if it receives the request and forwards it to State Street by the last day of the month before the month in which that Distribution Date occurs (the "Record Date"). The Depository can honor the withdrawal of a request on any Distribution Date only if the Depository Participant receives the withdrawal and forwards it to State Street by the Record Date. Priority will be given to investors on whose behalf Retail Principal Payment Requests have been duly received and not withdrawn. The Depository will honor requests in the following order of priority:

          (i) the Depository will honor requests on behalf of Deceased Owners (as defined below) in the order it receives them, until it has honored each such request in an initial amount up to $100,000 of original principal balance per Deceased Owner; and

          (ii) the Depository will honor requests on behalf of Living Owners (as defined below) in the order it receives them, until it has honored each such request in an initial amount up to $10,000 of original principal balance per Living Owner.

     After that, the Depository will honor requests on behalf of

     - Deceased Owners, as provided in clause (i), up to an additional $100,000 of original principal balance; and

     - Living Owners as provided in clause (ii), up to an additional $10,000 of original principal balance.

The Depository will repeat this sequence of priorities until it has honored all Retail Principal Payment Requests.

     If a Retail Principal Payment Request is submitted on behalf of a Living Owner who becomes a Deceased Owner, that request takes on the priority of a newly-submitted request on behalf of a Deceased Owner. The Depository must receive appropriate evidence of death and any required tax waivers and forward these items to State Street on or before the related Record Date.

     On any Distribution Date, if the Retail Principal Payment Requests for a Class of Retail Certificates exceed the aggregate amount of principal available for payment on that Class, those requests will automatically be honored on later Distribution Dates, without the investor making any additional Retail Principal Payment Requests, all in accordance with State Street's procedures.

     Excess Retail Principal Payment by Random Lot. On any Distribution Date, if a Retail Principal Payment for a Class of Retail Certificates exceeds the amount evidenced by the related Retail Principal Payment Requests received by State Street for that Class, the Retail Certificates of that Class in respect of which principal payments are to be made (in increments of $1,000) will be determined under the random lot procedures of the Depository and the established procedures of the Depository Participants and financial intermediaries. Accordingly, a Depository Participant or financial intermediary may choose to allot the excess portion of the Retail Principal Payment to the accounts of some investors (which could include that Depository Participant or financial intermediary) without allotting such distributions to the accounts of other investors.

     Beneficial Owners. A "Deceased Owner" is a beneficial owner of Retail Certificates who was living when that interest was acquired and whose authorized representative provides the Depository with evidence of death satisfactory to State Street and any tax waivers requested by State Street. A "Living Owner" is any beneficial owner of Retail Certificates other than a Deceased Owner.

     - Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common ("Tenants") are considered beneficially owned by a single owner. The death of an individual Tenant will be considered the death of the beneficial owner. In the event of such a death, the Retail Certificates beneficially owned by the Tenants will be eligible for the priority in principal payment described above.

     - Retail Certificates beneficially owned by a trust will be considered beneficially owned by each beneficiary of the trust. However, a trust's beneficiaries as a group will not be considered to own more than the principal amount of Retail Certificates owned by the related trust.

     - The death of a beneficiary of a trust will be considered the death of a beneficial owner of a share of the related Retail Certificates which corresponds to that beneficiary's interest in the trust.

     - The death of a Tenant in a tenancy which is the beneficiary of a trust will be considered the death of the beneficiary of the trust.

     - The death of a person who had been entitled to substantially all of the beneficial ownership interests in any Retail Certificates will be considered the death of the beneficial owner of those Retail Certificates, regardless of the owner identified in the relevant records, if that beneficial interest can be established to State Street's satisfaction. Beneficial interests are considered to exist in the case of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between spouses.

Beneficial interest will include the power to sell, transfer or otherwise dispose of Retail Certificates and the right to receive the related proceeds, as well as interest and principal payments on the Retail Certificates.

     Tax Information. As required by federal law, we will provide to Depository Participants and financial intermediaries information that will allow beneficial owners of the Retail Certificates to calculate properly the taxable income attributable to the Retail Certificates. Financial intermediaries, in turn, will be obligated to supply such information to individuals and other beneficial owners who are not "exempt recipients." Beneficial owners should be aware, however, that such information need not be furnished before March 15 of any calendar year following a calendar year in which income accrues on a Retail Certificate. The Retail Certificates may be issued with "original issue discount" or at a premium for federal income tax purposes. YOU SHOULD BE AWARE THAT THE BENEFICIAL OWNERS OF RETAIL CERTIFICATES MUST INCLUDE IN GROSS INCOME ORIGINAL ISSUE DISCOUNT, IF ANY, AS IT ACCRUES UNDER A METHOD THAT GENERALLY RESULTS IN RECOGNITION OF SOME TAXABLE INCOME IN ADVANCE OF RECEIPT OF THE CASH ATTRIBUTABLE TO SUCH INCOME. You also should be aware that beneficial owners of Retail Certificates should treat any premium, any original issue discount and any market discount with respect to such Certificates in the same manner as beneficial owners of other "regular interests" in a REMIC. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus. Because the Retail Certificates will not receive payments of principal on a pro rata basis, however, a payment in full of a Retail Certificate may be treated as a prepayment for purposes of the premium, original issue discount and market discount rules. Additional tax consequences affecting beneficial owners of the Retail Certificates are discussed under "Certain Additional Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates" in this prospectus supplement and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus.

     Certain Principal Payment Considerations

     The Retail Classes may receive no principal at all for a significant period. Thereafter, the rate of principal payments may vary widely so that the Retail Classes may receive little or no principal on any particular Distribution Date. Accordingly, WE CANNOT ASSURE YOU THAT A RETAIL PRINCIPAL PAYMENT REQUEST WILL BE HONORED, EITHER IN WHOLE OR IN PART, WITHIN ANY PARTICULAR PERIOD AFTER IT IS SUBMITTED. In addition, the timing for honoring a Retail Principal Payment Request will also be affected by the aggregate principal balance of the related Class of Retail Certificates beneficially owned by persons having priority to right of payment, either:

     - due to their status as Deceased Owners, or

     - because they submitted their Retail Principal Payment Requests earlier.

By contrast, the amount of principal available for payment to a Retail Class on any Distribution Date may exceed the amount necessary to satisfy the Retail Principal Payment Requests relating to that Class. In that event, you may receive principal payments under the random lot procedures referred to in this prospectus supplement even if you did not request a payment.

     If prevailing interest rates are higher than the interest rate on a Class of Retail Certificates, more investors are likely to submit Retail Principal Payment Requests. Under those circumstances, however, there may be a slower rate of prepayments on the related Mortgage Loans. That slower rate would reduce the funds available for the Retail Principal Payments for that Class. By contrast, Retail Principal Payments may be greater when prevailing interest rates decline relative to the interest rates on the related Mortgage Loans. In that event, investors are less likely to submit Retail Principal Payment Requests, but mortgagors are more likely to prepay the Mortgage Loans. If your Retail Certificates are selected for payment under those conditions, you may be unable to reinvest the amounts you receive at effective interest rates equal to the interest rate on your Retail Certificates.

     The rate of Retail Principal Payments for a Class depends on the rate of principal payments (including prepayments) on the related Mortgage Loans. Accordingly, we cannot predict:

     - the rate at which the payments on any Class of Retail Certificates will continue after they begin, or

     - the date on which the principal balance of any Retail Class will be paid in full.

     In addition, it is possible that you might not receive Retail Principal Payments until the applicable Final Distribution Date for each Retail Class.

     The actual yield on your Retail Certificates probably will be lower than you expect:

     - if you buy your Retail Certificates at a premium and principal payments are faster than you expect, or

     - if you buy your Retail Certificates at a discount and principal payments are slower than you expect.

See "Risk Factors--Yield Considerations" in the REMIC Prospectus and "Additional Risk Factors" in this prospectus supplement. Also see "--Weighted Average Lives of the Retail Certificates" and "--Distributions of Principal" below.

     Weighted Average Lives of the Retail Certificates

     To illustrate the effect of prepayments on principal payments to each Retail Class, the following tables show the approximate aggregate principal payments to each Retail Class during the periods specified. The following tables show the amounts that would be available for principal payments at various constant percentages of PSA (as defined below under "--Structuring Assumptions--Prepayment Assumptions" ) based on the principal allocations described under "--Distributions of Principal." The amounts shown have been calculated on the basis of the Pricing Assumptions (as defined in this prospectus supplement) and on the assumption that principal payments on the Retail Certificates are not rounded to integral multiples of $1,000 and are made on the Distribution Date of each month in which those payments are required to be made. The amounts in the tables:

     - are hypothetical numbers only,

     - apply to each Retail Class taken as a whole, and

     - are presented solely to show the relationship between prepayments and principal payments on each Retail Class in order to assist investors in analyzing that relationship.

     BECAUSE OF THE PAYMENT ALLOCATIONS DESCRIBED ABOVE AND BECAUSE INVESTORS IN THE RETAIL CERTIFICATES WILL RECEIVE PRINCIPAL PAYMENTS IN INCREMENTS OF $1,000, WE CANNOT ASSURE YOU THAT YOU WILL RECEIVE A PRINCIPAL PAYMENT ON ANY PARTICULAR DISTRIBUTION DATE. YOU ARE URGED TO CONSULT YOUR OWN FINANCIAL ADVISORS AS TO THE SIGNIFICANCE OF PREPAYMENTS IN TERMS OF YOUR FINANCIAL AND INVESTMENT OBJECTIVES.

              AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE UU CLASS
                        (FOR ILLUSTRATIVE PURPOSES ONLY)

                             (AMOUNTS IN THOUSANDS)

                                                            PSA PREPAYMENT ASSUMPTION
                                                    ------------------------------------------
                DISTRIBUTION DATE                     0%      100%     145%     250%     500%
                -----------------                   ------   ------   ------   ------   ------
September 2000....................................  $    0   $    0   $   39   $  245   $  738
September 2001....................................       0        0       49      292      262
September 2002....................................       0        0       40      220        0
September 2003....................................       0        0       32      157        0
September 2004....................................       0        0       25       85        0
September 2005....................................       0        0       18        0        0
September 2006....................................       0        0       13        0        0
September 2007....................................       0        0        8        0        0
September 2008....................................       0        0        4        0        0
September 2009....................................       0        0        3        0        0
September 2010....................................       0        0        5        0        0
September 2011....................................       0        0       10        0        0
September 2012....................................       0        0       52        0        0
September 2013....................................       0        0       55        0        0
September 2014....................................       0        0       56        0        0
September 2015....................................       0        7       56        0        0
September 2016....................................       0       84       55        0        0
September 2017....................................       0       85       54        0        0
September 2018....................................       0       85       52        0        0
September 2019....................................       0       84       50        0        0
September 2020....................................       0       83       47        0        0
September 2021....................................       0       81       45        0        0
September 2022....................................       0       79       42        0        0
September 2023....................................       0       77       39        0        0
September 2024....................................       0       75       36        0        0
September 2025....................................       0       72       34        0        0
September 2026....................................       0       70       31        0        0
September 2027....................................     151       67       29        0        0
September 2028....................................     405       50       22        0        0
September 2029....................................     444        0        0        0        0
  Total*..........................................  $1,000   $1,000   $1,000   $1,000   $1,000

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

              AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE VV CLASS
                        (FOR ILLUSTRATIVE PURPOSES ONLY)

                             (AMOUNTS IN THOUSANDS)

                                                          PSA PREPAYMENT ASSUMPTION
                                               -----------------------------------------------
              DISTRIBUTION DATE                  0%       100%      145%      250%      500%
              -----------------                -------   -------   -------   -------   -------
September 2000...............................  $     0   $     0   $     0   $ 3,363   $20,486
September 2001...............................        0         0         0    10,137     9,114
September 2002...............................        0         0         0     7,665         0
September 2003...............................        0         0       412     5,463         0
September 2004...............................        0         0       853     2,972         0
September 2005...............................        0         0       630         0         0
September 2006...............................        0         0       437         0         0
September 2007...............................        0         0       270         0         0
September 2008...............................        0         0       127         0         0
September 2009...............................        0         0        90         0         0
September 2010...............................        0         0       180         0         0
September 2011...............................        0         0       344         0         0
September 2012...............................        0         0     1,825         0         0
September 2013...............................        0         0     1,912         0         0
September 2014...............................        0         0     1,952         0         0
September 2015...............................        0         0     1,953         0         0
September 2016...............................        0         0     1,926         0         0
September 2017...............................        0       941     1,875         0         0
September 2018...............................        0     2,959     1,809         0         0
September 2019...............................        0     2,935     1,730         0         0
September 2020...............................        0     2,891     1,643         0         0
September 2021...............................        0     2,832     1,551         0         0
September 2022...............................        0     2,762     1,456         0         0
September 2023...............................        0     2,683     1,360         0         0
September 2024...............................        0     2,598     1,265         0         0
September 2025...............................        0     2,510     1,172         0         0
September 2026...............................        0     2,419     1,082         0         0
September 2027...............................       66     2,327       995         0         0
September 2028...............................   14,078     1,744       750         0         0
September 2029...............................   15,456         0         0         0         0
  Total*.....................................  $29,600   $29,600   $29,600   $29,600   $29,600

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

              AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE YY CLASS
                        (FOR ILLUSTRATIVE PURPOSES ONLY)

                             (AMOUNTS IN THOUSANDS)

                                                            PSA PREPAYMENT ASSUMPTION
                                                    ------------------------------------------
                DISTRIBUTION DATE                     0%      100%     145%     250%     500%
                -----------------                   ------   ------   ------   ------   ------
September 2000....................................  $    0   $    0   $    0   $    0   $5,460
September 2001....................................       0        0        0    2,747    3,540
September 2002....................................       0        0        0    2,977        0
September 2003....................................       0        0        0    2,122        0
September 2004....................................       0        0        0    1,154        0
September 2005....................................       0        0        0        0        0
September 2006....................................       0        0        0        0        0
September 2007....................................       0        0        0        0        0
September 2008....................................       0        0        0        0        0
September 2009....................................       0        0        0        0        0
September 2010....................................       0        0        0        0        0
September 2011....................................       0        0        0        0        0
September 2012....................................       0        0        0        0        0
September 2013....................................       0        0      254        0        0
September 2014....................................       0        0      758        0        0
September 2015....................................       0        0      759        0        0
September 2016....................................       0        0      748        0        0
September 2017....................................       0        0      728        0        0
September 2018....................................       0        0      702        0        0
September 2019....................................       0      158      672        0        0
September 2020....................................       0    1,123      638        0        0
September 2021....................................       0    1,100      602        0        0
September 2022....................................       0    1,073      565        0        0
September 2023....................................       0    1,042      528        0        0
September 2024....................................       0    1,009      491        0        0
September 2025....................................       0      975      455        0        0
September 2026....................................       0      939      420        0        0
September 2027....................................       0      904      386        0        0
September 2028....................................   2,997      677      291        0        0
September 2029....................................   6,003        0        0        0        0
  Total*..........................................  $9,000   $9,000   $9,000   $9,000   $9,000

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

              AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE TT CLASS
                        (FOR ILLUSTRATIVE PURPOSES ONLY)

                             (AMOUNTS IN THOUSANDS)

                                                            PSA PREPAYMENT ASSUMPTION
                                                    ------------------------------------------
                DISTRIBUTION DATE                     0%      100%     145%     250%     500%
                -----------------                   ------   ------   ------   ------   ------
September 2000....................................  $    0   $    0   $    0   $    0   $3,944
September 2001....................................       0        0        0    1,985    2,556
September 2002....................................       0        0        0    2,149        0
September 2003....................................       0        0        0    1,532        0
September 2004....................................       0        0        0      833        0
September 2005....................................       0        0        0        0        0
September 2006....................................       0        0        0        0        0
September 2007....................................       0        0        0        0        0
September 2008....................................       0        0        0        0        0
September 2009....................................       0        0        0        0        0
September 2010....................................       0        0        0        0        0
September 2011....................................       0        0        0        0        0
September 2012....................................       0        0        0        0        0
September 2013....................................       0        0      186        0        0
September 2014....................................       0        0      547        0        0
September 2015....................................       0        0      548        0        0
September 2016....................................       0        0      540        0        0
September 2017....................................       0        0      526        0        0
September 2018....................................       0        0      507        0        0
September 2019....................................       0      117      485        0        0
September 2020....................................       0      811      461        0        0
September 2021....................................       0      794      435        0        0
September 2022....................................       0      774      408        0        0
September 2023....................................       0      752      381        0        0
September 2024....................................       0      729      355        0        0
September 2025....................................       0      704      329        0        0
September 2026....................................       0      678      303        0        0
September 2027....................................       0      652      279        0        0
September 2028....................................   2,166      489      210        0        0
September 2029....................................   4,334        0        0        0        0
  Total*..........................................  $6,500   $6,500   $6,500   $6,500   $6,500

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

               AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE WW CLASS
                         (FOR ILLUSTRATIVE PURPOSES ONLY)

                              (AMOUNTS IN THOUSANDS)

                                                            PSA PREPAYMENT ASSUMPTION
                                                    ------------------------------------------
                DISTRIBUTION DATE                     0%      100%     145%     250%     500%
                -----------------                   ------   ------   ------   ------   ------
September 2000....................................  $    0   $    0   $    0   $    0   $2,698
September 2001....................................       0        0        0      933    2,302
September 2002....................................       0        0        0    1,936        0
September 2003....................................       0        0        0    1,380        0
September 2004....................................       0        0        0      751        0
September 2005....................................       0        0        0        0        0
September 2006....................................       0        0        0        0        0
September 2007....................................       0        0        0        0        0
September 2008....................................       0        0        0        0        0
September 2009....................................       0        0        0        0        0
September 2010....................................       0        0        0        0        0
September 2011....................................       0        0        0        0        0
September 2012....................................       0        0        0        0        0
September 2013....................................       0        0        0        0        0
September 2014....................................       0        0        0        0        0
September 2015....................................       0        0      298        0        0
September 2016....................................       0        0      486        0        0
September 2017....................................       0        0      474        0        0
September 2018....................................       0        0      457        0        0
September 2019....................................       0        0      437        0        0
September 2020....................................       0        0      415        0        0
September 2021....................................       0      695      392        0        0
September 2022....................................       0      698      368        0        0
September 2023....................................       0      678      344        0        0
September 2024....................................       0      656      320        0        0
September 2025....................................       0      634      296        0        0
September 2026....................................       0      611      273        0        0
September 2027....................................       0      588      251        0        0
September 2028....................................   1,096      441      190        0        0
September 2029....................................   3,904        0        0        0        0
  Total*..........................................  $5,000   $5,000   $5,000   $5,000   $5,000

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

               AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE LL CLASS
                         (FOR ILLUSTRATIVE PURPOSES ONLY)

                              (AMOUNTS IN THOUSANDS)

                                                          PSA PREPAYMENT ASSUMPTION
                                               -----------------------------------------------
              DISTRIBUTION DATE                  0%       100%      145%      250%      500%
              -----------------                -------   -------   -------   -------   -------
September 2000...............................  $     0   $     0   $     0   $     0   $ 8,094
September 2001...............................        0         0         0     2,800     6,906
September 2002...............................        0         0         0     5,808         0
September 2003...............................        0         0         0     4,140         0
September 2004...............................        0         0         0     2,252         0
September 2005...............................        0         0         0         0         0
September 2006...............................        0         0         0         0         0
September 2007...............................        0         0         0         0         0
September 2008...............................        0         0         0         0         0
September 2009...............................        0         0         0         0         0
September 2010...............................        0         0         0         0         0
September 2011...............................        0         0         0         0         0
September 2012...............................        0         0         0         0         0
September 2013...............................        0         0         0         0         0
September 2014...............................        0         0         0         0         0
September 2015...............................        0         0       895         0         0
September 2016...............................        0         0     1,459         0         0
September 2017...............................        0         0     1,421         0         0
September 2018...............................        0         0     1,370         0         0
September 2019...............................        0         0     1,311         0         0
September 2020...............................        0         0     1,245         0         0
September 2021...............................        0     2,086     1,175         0         0
September 2022...............................        0     2,093     1,103         0         0
September 2023...............................        0     2,033     1,031         0         0
September 2024...............................        0     1,969       959         0         0
September 2025...............................        0     1,902       888         0         0
September 2026...............................        0     1,833       820         0         0
September 2027...............................        0     1,763       754         0         0
September 2028...............................    3,288     1,322       569         0         0
September 2029...............................   11,712         0         0         0         0
  Total*.....................................  $15,000   $15,000   $15,000   $15,000   $15,000

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

               AGGREGATE RETAIL PRINCIPAL PAYMENTS ON THE HH CLASS
                         (FOR ILLUSTRATIVE PURPOSES ONLY)

                              (AMOUNTS IN THOUSANDS)

                                                                  PSA PREPAYMENT ASSUMPTION
                                                       -----------------------------------------------
                  DISTRIBUTION DATE                      0%       100%      130%      250%      500%
                  -----------------                    -------   -------   -------   -------   -------
September 2000.......................................  $     0   $     0   $     0   $     0   $ 4,698
September 2001.......................................        0         0         0     2,110     5,302
September 2002.......................................        0         0         0     3,538         0
September 2003.......................................        0         0         0     2,548         0
September 2004.......................................        0         0         0     1,740         0
September 2005.......................................        0         0         0        64         0
September 2006.......................................        0         0         0         0         0
September 2007.......................................        0         0         0         0         0
September 2008.......................................        0         0         0         0         0
September 2009.......................................        0         0         0         0         0
September 2010.......................................        0         0         0         0         0
September 2011.......................................        0         0         0         0         0
September 2012.......................................        0         0         0         0         0
September 2013.......................................        0         0         0         0         0
September 2014.......................................        0         0         0         0         0
September 2015.......................................        0         0       322         0         0
September 2016.......................................        0         0       954         0         0
September 2017.......................................        0         0       939         0         0
September 2018.......................................        0         0       915         0         0
September 2019.......................................        0       545       884         0         0
September 2020.......................................        0     1,218       849         0         0
September 2021.......................................        0     1,192       810         0         0
September 2022.......................................        0     1,162       769         0         0
September 2023.......................................        0     1,127       726         0         0
September 2024.......................................        0     1,090       684         0         0
September 2025.......................................        0     1,052       641         0         0
September 2026.......................................        0     1,013       599         0         0
September 2027.......................................        0       973       558         0         0
September 2028.......................................    3,745       627       350         0         0
September 2029.......................................    6,255         0         0         0         0
  Total*.............................................  $10,000   $10,000   $10,000   $10,000   $10,000

---------------
* Total principal payments may not equal the sums of the respective columns due to rounding.

     The tables above were prepared on the basis of assumptions, which are likely to differ from actual experience. We cannot assure you that:

     - the related Mortgage Loans will have the assumed characteristics,

     - the related Mortgage Loans will prepay at any of the constant rates shown in the tables or at any other particular rate, or

     - the amounts available for principal payments on the Classes of Retail Certificates will correspond to any of the amounts shown in this prospectus supplement.

     The rates of Retail Principal Payments for any Class of Retail Certificates will depend, in part, on the actual amortization and prepayments of the related Mortgage Loans, which will likely include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed. As a result, the amounts available for principal payments on the Retail Classes are likely to differ from those shown in the tables above even if all the related Mortgage Loans prepay at the indicated constant percentages of PSA. In particular, the diverse remaining terms to maturity of the Mortgage Loans could produce lower yields than those produced by Mortgage Loans having the assumed characteristics. In addition, it is extremely unlikely that the Mortgage Loans will prepay at a constant level of PSA until maturity or that all of such Mortgage Loans will prepay at the same rate. The timing of changes in the prepayment rates may significantly affect the amount of principal payments and yield to maturity, even if the average prepayment rate is consistent with an investor's expectation. In general, the earlier the distribution of principal of the Mortgage Loans, the greater the effect on an investor's yield to maturity. As a result, the effect on your yield of principal prepayments at a rate slower (or faster) than the rate you expect during the period immediately following the issuance of the Retail Certificates will not be offset completely by a subsequent like increase (or decrease) in the prepayment rate. You are urged to consult your own financial advisors as to the appropriate prepayment assumption to be used in deciding whether to purchase any Retail Certificates.

     Principal payments on the Retail Certificates will also be affected by the payment priorities governing the Group 1 and Group 2 Classes, as applicable, including the Retail Classes. In particular, the Retail Certificates are entitled to receive principal payments on any Distribution Date only after scheduled payments have been made on specified Classes and, in the case of certain Retail Certificates, only after certain other Classes have been retired. As a result, the Retail Certificates may receive no principal payments for a substantial period and thereafter may receive principal payments that vary widely from period to period.

     The weighted average lives of the Retail Classes shown in the tables under "--Decrement Tables" below relate to each Class taken as a whole. As a result of the payment priorities and allocations described above, the weighted average lives of the Retail Certificates beneficially owned by individual investors may vary significantly from the weighted average life of the related Retail Class as a whole. Although we guarantee payments of principal and interest on the Retail Certificates as described in this prospectus supplement, we can give no assurance as to:

     - any particular principal payment scenario,

     - any particular weighted average life for a Class of Retail Certificates, or

     - the date or dates on which any particular investor will receive payments of principal.

In addition, the procedures of the financial intermediaries or the Depository may change. You should understand that you are assuming all risks and benefits associated with the rate of principal payments on your Retail Certificates, whether such rate is rapid or slow, and variations in that rate from time to time. You should also consider that the effective yields to Holders of the Retail Certificates will be lower than the yields otherwise produced because principal and interest payable on a Distribution Date will not be paid until on or after the 25th day following the end of the related Interest Accrual Period and will not bear interest during that delay.

     Investment Determination

     The Retail Certificates may not be an appropriate investment for you if you require a particular payment of principal on a specified date or an otherwise predictable stream of principal payments. We cannot assure you that any investor in the Retail Certificates will receive a principal payment (in integral multiples of $1,000) on any particular Distribution Date. In addition, although the Dealer intends to make a secondary market in the Retail Certificates, it is not obligated to do so. Any market making by the Dealer may be discontinued at any time. We cannot assure you that such a secondary market will develop, that any secondary market will continue, or that information on any secondary market will be as readily available as information regarding certain other types of investments. The price of the Retail Certificates in any secondary market will be affected by various factors. Furthermore, the volatility of the price may differ from the volatility associated with other types of investments. Finally, we cannot assure you that the price at which you may be able to sell a Retail Certificate will be the same as or higher than the price at which you purchased that Retail Certificate.

COMBINATION AND RECOMBINATION

     General. You are permitted to exchange all or a portion of the FC, SC, FB, SB, SP and SQ Classes of REMIC Certificates for a proportionate interest in the related RCR Certificates in the combinations shown on Schedule 1. You also may exchange all or a portion of the RCR Certificates for the related REMIC Certificates in the same manner. This process may occur repeatedly.

     Holders of RCR Certificates will be the beneficial owners of a proportionate interest in the related REMIC Certificates and will receive a proportionate share of the distributions on the related REMIC Certificates.

     The Classes of REMIC Certificates and RCR Certificates that are outstanding at any given time, and the outstanding principal balances of these Classes, will depend upon any related distributions of principal, as well as any exchanges that occur. The principal balances of the REMIC Certificates and RCR Certificates involved in any exchange will bear the same relationship as that borne by the original principal balances of the related Classes.

     Procedures. If a Certificateholder wishes to exchange Certificates, the Certificateholder must notify our Structured Transactions Department through one of our "REMIC Dealer Group" dealers in writing or by telefax no later than two business days before the proposed exchange date. Subject to our approval, the exchange date can be any business day other than the first or last business day of the month. The notice must include the outstanding principal balance of both the Certificates to be exchanged and the Certificates to be received, and the proposed exchange date. After receiving the Holder's notice, we will telephone the dealer with delivery and wire payment instructions. Notice becomes irrevocable on the second business day before the proposed exchange date.

     In connection with each exchange, the Holder must pay us a fee equal to 1/32 of 1% of the outstanding principal balance of the Certificates to be exchanged. In no event, however, will our fee be less than $2,000.

     We will make the first distribution on a REMIC Certificate or an RCR Certificate received in an exchange transaction on the Distribution Date in the following month. We will make that distribution to the Holder of record as of the close of business on the last day of the month of the exchange.

     Additional Considerations. The characteristics of RCR Certificates will reflect the characteristics of the REMIC Certificates used to form those RCR Certificates. You should also consider the following factors, which will limit a Certificateholder's ability to exchange REMIC Certificates for RCR Certificates or vice versa.

     - At the time of the proposed exchange, a Certificateholder must own Certificates of the related Class or Classes in the proportions necessary to make the desired exchange.

     - A Certificateholder that does not own the Certificates may be unable to obtain the necessary REMIC Certificates or RCR Certificates.

     - The Certificateholder of needed Certificates may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

     - Certain Certificates may have been purchased and placed into other financial structures and thus be unavailable.

     - Principal distributions will decrease the amounts available for exchange over time.

     - Only the combinations listed on Schedule 1 are permitted.

BOOK-ENTRY PROCEDURES

     General. The Fed Book-Entry Certificates will be issued and maintained only on the book-entry system of the Federal Reserve Banks. The Fed Book-Entry Certificates may be held of record only by entities eligible to maintain book-entry accounts with the Federal Reserve Banks. Beneficial owners ordinarily will hold Fed Book-Entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. A Holder that is not the beneficial owner of a Fed Book-Entry Certificate, and each other financial intermediary in the chain to the beneficial owner, will have to establish and maintain accounts for their respective customers. A beneficial owner's rights with respect to us and the Federal Reserve Banks may be exercised only through the Holder of such Certificate. Neither we nor the Federal Reserve Banks will have any direct obligation to a beneficial owner of a Fed Book-Entry Certificate that is not the Holder of such Certificate. The Federal Reserve Banks will act only upon the instructions of the Holder in recording transfers of a Fed Book-Entry Certificate. See "Description of Certificates--Denominations and Form" in the REMIC Prospectus.

     The DTC Certificates will be registered at all times in the name of the nominee of DTC. Under its normal procedures, DTC will record the amount of DTC Certificates held by each firm which participates in the book-entry system of DTC (each, a "DTC Participant"), whether held for its own account or on behalf of another person.

     A "beneficial owner" or an "investor" is anyone who acquires a beneficial ownership interest in the DTC Certificates. As an investor, you will not receive a physical certificate. Instead, your interest will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (a "financial intermediary") that maintains an account for you. In turn, the record ownership of the financial intermediary that holds your DTC Certificates will be recorded by DTC. If the intermediary is not a DTC Participant, the record ownership of the intermediary will be recorded by a DTC Participant acting on its behalf. Therefore, you must rely on these various arrangements to record your ownership of the DTC Certificates and to relay the payments to your account. You may transfer your beneficial ownership interest in the DTC Certificates only under the procedures of your financial intermediary and of DTC Participants. In general, ownership of DTC Certificates will be subject to the prevailing rules, regulations and procedures governing the DTC and DTC Participants.

     Method of Payment. Our fiscal agent for the Fed Book-Entry Certificates is the Federal Reserve Bank of New York. On each applicable Distribution Date, the Federal Reserve Banks will make payments on those Certificates on our behalf by crediting Holders' accounts at the Federal Reserve Banks.

     State Street will direct payments on the DTC Certificates to DTC in immediately available funds. In turn, DTC will credit the payments to the accounts of the appropriate DTC Participants, in accordance with the DTC's procedures. These procedures currently provide for payments made in same-day funds to be settled through the New York Clearing House. DTC Participants and financial intermediaries will direct the payments to the investors in DTC Certificates that they represent.

THE MBS

     The following table contains certain information about the MBS. The MBS included in each specified Group will have the aggregate unpaid principal balance and Pass-Through Rate shown below and the general characteristics described in the MBS Prospectus. The MBS provides that principal and interest on the related Mortgage Loans are passed through monthly. The Mortgage Loans underlying the MBS are conventional Level Payment Mortgage Loans secured by first mortgages or deeds of trust on one- to four-family ("single-family") residential properties. These Mortgage Loans have original maturities of up to 30 years. See "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. We expect the characteristics of the Group 1 MBS, Group 2 MBS, Group 3 MBS, Group 6 MBS and Group 7 MBS and the related Mortgage Loans as of September 1, 1999 (the "Issue Date") to be as follows:

GROUP 1 MBS
Aggregate Unpaid Principal Balance......................       $1,150,000,000
MBS Pass-Through Rate...................................            6.50%

RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.75% to 9.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         345 months
Approximate Weighted Average CAGE.......................          14 months
GROUP 2 MBS
Aggregate Unpaid Principal Balance......................        $150,000,000
MBS Pass-Through Rate...................................            6.00%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       6.25% to 8.50%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         344 months
Approximate Weighted Average CAGE.......................          14 months
GROUP 3 MBS
Aggregate Unpaid Principal Balance......................        $105,000,000
MBS Pass-Through Rate...................................            7.50%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       7.75% to 10.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         264 months
Approximate Weighted Average CAGE.......................          80 months
GROUP 6 MBS
Aggregate Unpaid Principal Balance......................         $50,000,000
MBS Pass-Through Rate...................................            7.50%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       7.75% to 10.00%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         321 months
Approximate Weighted Average CAGE.......................          34 months
GROUP 7 MBS
Aggregate Unpaid Principal Balance......................         $56,250,000
MBS Pass-Through Rate...................................            8.00%
RELATED MORTGAGE LOANS
Range of WACs (per annum percentages)...................       8.25% to 10.50%
Range of WAMs...........................................  241 months to 360 months
Approximate Weighted Average WAM........................         321 months
Approximate Weighted Average CAGE.......................          36 months

THE GINNIE MAE CERTIFICATES

     The Ginnie Mae Certificates in each specified Group will have the aggregate unpaid principal balance and Pass-Through Rate shown below and the general characteristics described in the REMIC Prospectus. All of the Ginnie Mae Certificates are Ginnie Mae I Certificates. See "Ginnie Mae and the Ginnie Mae Programs" in the REMIC Prospectus. We expect the characteristics of the Group 4 Ginnie Mae Certificates and Group 5 Ginnie Mae Certificates and the related Mortgage Loans as of the Issue Date to be as follows:

GROUP 4 GINNIE MAE CERTIFICATES
Aggregate Unpaid Principal Balance......................         $85,000,000
Ginnie Mae Pass-Through Rate............................            8.00%

RELATED MORTGAGE LOANS
WAC.....................................................            8.50%
Range of WARMs..........................................  241 months to 360 months
Approximate Weighted Average WARM.......................         281 months
Approximate Weighted Average WALA.......................          69 months
GROUP 5 GINNIE MAE CERTIFICATES
Aggregate Unpaid Principal Balance......................         $50,000,000
Ginnie Mae Pass-Through Rate............................            7.50%
RELATED MORTGAGE LOANS
WAC.....................................................            8.00%
Range of WARMs..........................................  241 months to 360 months
Approximate Weighted Average WARM.......................         285 months
Approximate Weighted Average WALA.......................          75 months

FINAL DATA STATEMENT

     After issuing the Certificates, we will prepare a Final Data Statement containing certain information and(a) with respect to the MBS, the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying the MBS, and (b) with respect to each Ginnie Mae Certificate, the Pool number, the original unpaid principal balance, the unpaid principal balance as of the Issue Date, and the remaining term to maturity of the latest maturity Mortgage Loan underlying that Ginnie Mae Certificate as of the Issue Date. The Final Data Statement will also include the weighted averages of all the current or original WACs and the weighted averages of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying each of the MBS as of the Issue Date. You may obtain the Final Data Statement by telephoning us at 1-800-237-8627 or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling us at 1-800-752-6440 or 202-752-6000.

DISTRIBUTIONS OF INTEREST

     Categories of Classes

     For the purpose of interest payments, the Classes will be categorized as follows:

        INTEREST TYPE*                      CLASSES
        --------------                      -------
GROUP 1 CLASSES
Fixed Rate                       LA, LB, LC, LD, LJ, LI, QE,
                                   JE, LE, LF, LG, LH, LK, LM,
                                   GL, UU, UA, UB, UC, UD, UE,
                                   VV, YT, YU, YY, YV, HT, HU,
                                   TT, HV, KB, KC, KD, KE, HX,
                                   TU, WW, LL and HY
Floating Rate                    FD, FV, FC, FT, FB and FQ
Inverse Floating Rate            SD, SV, SC, SU, ST, SB, SP
                                   and SQ
Descending Rate                  UG, UF, YW, TW and TY
Interest Only                    JE
Principal Only                   L and M
RCR**                            SY, HM and HN

        INTEREST TYPE*                      CLASSES
        --------------                      -------
GROUP 2 CLASSES
Principal Only                   PO and H
Fixed Rate                       PB, PD, PE, PF, PG, PH, R,
                                   PI, GA, GB, HB, HD, HE and
                                   HH
Interest Only                    PI
GROUP 3 CLASSES
Fixed Rate                       A and C
GROUP 4 CLASSES
Principal Only                   N
Interest Only                    S
Inverse Floating Rate            S
Floating Rate                    F
GROUP 5 CLASSES
Fixed Rate                       DA and DB
Interest Only                    SN
Inverse Floating Rate            SN
Floating Rate                    FN
GROUP 6 CLASSES
Fixed Rate                       BA and BC
GROUP 7 CLASSES
Interest Only                    SJ
Inverse Floating Rate            SJ
Floating Rate                    FJ
Principal Only                   J
NO PAYMENT RESIDUAL              RL

-------------------------------------
* See "Description of Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

** See "--Combination and Recombination" above and Schedule 1 for a further description of the RCR Classes.

     General. We will pay interest on the interest-bearing Certificates at the applicable annual interest rates specified on the cover or described in this prospectus supplement. We calculate interest based on a 360-day year consisting of twelve 30-day months. We pay interest monthly on each Distribution Date, beginning in the month after the Settlement Date specified in the Reference Sheet.

     Interest to be paid on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding balance of that Certificate immediately prior to such Distribution Date.

     Interest payments on exchangeable REMIC Certificates will be applied to the corresponding RCR Certificates, on a pro rata basis, following any exchange.

     Interest Accrual Periods. Interest to be paid on each Distribution Date will accrue on the interest-bearing Certificates during the applicable one-month periods set forth below (each, an "Interest Accrual Period").

                      CLASSES                                  INTEREST ACCRUAL PERIODS
                      -------                                  ------------------------
The SD, FD, SU, ST, FT, SJ and FJ Classes                One-month period beginning on the
                                                           25th day of the month preceding the
                                                           month in which the Distribution
                                                           Date occurs
The S, F, SN and FN Classes                              One-month period beginning on the
                                                           17th day of the month preceding the
                                                           month in which the Distribution
                                                           Date occurs
All remaining interest-bearing Classes                   Calendar month preceding the month in
  (collectively, the "Delay Classes")                      which the Distribution Date occurs

See "Additional Risk Factors" in this prospectus supplement.

     We will treat the L, M, PO, H, N and J Classes as Delay Classes for the sole purpose of facilitating trading.

     Notional Classes. The Notional Classes will not have principal balances. During each Interest Accrual Period, the Notional Classes will bear interest on their notional principal balances at their applicable interest rates. The notional principal balances of the Notional Classes will be calculated as specified under "Reference Sheet--Notional Classes."

     We use the notional principal balance of a Notional Class to determine interest payments on that Class. Although a Notional Class will not have a principal balance and will not be entitled to any principal payments, we will publish a class factor for that Class. References in this prospectus supplement to the principal balances of the Certificates generally shall refer also to the notional principal balance of the Notional Classes.

     Descending Rate Classes. The UG, UF, YW, TW and TY Classes will bear interest at the annual interest rates specified under "Reference Sheet--Interest Payments" in this prospectus supplement.

     - We will apply an initial cash deposit of $45,000 as necessary to pay interest on the UG Class through the 12th Distribution Date.

     - We will apply an initial cash deposit of $10,000 as necessary to pay interest on the UF Class through the 24th Distribution Date.

     - We will apply an initial cash deposit of $10,000 as necessary to pay interest on the YW Class through the 24th Distribution Date.

     - We will apply an initial cash deposit of $37,500 as necessary to pay interest on the TW Class through the 36th Distribution Date.

     - We will apply an initial cash deposit of $25,680 as necessary to pay interest on the TY Class through the 24th Distribution Date.

As of any Distribution Date, to the extent that the remaining portion of any cash deposit exceeds the amount necessary to pay interest on the related Class on subsequent Distribution Dates, the excess will be paid to the Holder of the RL Class.

     Floating Rate and Inverse Floating Rate Classes. During each Interest Accrual Period, the Floating Rate and Inverse Floating Rate Classes will bear interest at rates determined as described under "Reference Sheet--Interest Payments."

     Changes in the specified interest rate index (the "Index") will affect the yields with respect to the related Classes. These changes may not correspond to changes in mortgage interest rates. Lower mortgage interest rates could occur while an increase in the level of the Index occurs. Similarly, higher mortgage interest rates could occur while a decrease in the level of the Index occurs.

     Our establishment of each Index value and our determination of the interest rate for each applicable Class for the related Interest Accrual Period will be final and binding in the absence of manifest error. You may obtain each interest rate by telephoning us at 1-800-237-8627 or 202-752-6547.

CALCULATION OF LIBOR

     On each Index Determination Date, we will calculate LIBOR for the related Interest Accrual Period. We will calculate LIBOR on the basis of the "BBA Method," as described in the REMIC Prospectus under "Description of Certificates--Indexes for Floating Rate Classes and Inverse Floating Rate Classes--LIBOR."

     If we are unable to calculate LIBOR on the initial Index Determination Date, LIBOR for the following Interest Accrual Period will be equal to 5.27625%.

DISTRIBUTIONS OF PRINCIPAL

     Categories of Classes

     For the purpose of principal payments, the Classes fall into the following categories:

     PRINCIPAL TYPE*                              CLASSES
     ---------------                              -------
GROUP 1 CLASSES
PAC                        LA, LB, LC, LD, LJ, LI, QE, LE, LF, LG, LH, LK and LM
Scheduled                  GL, FD and SD
Support                    UU, UA, UB, UC, UD, UE, UG, VV, UF, YT, YU, YY, YV,
                             YW, HT, HU, TT, HV, SV, FV, KB, KC, KD, KE, FC, SC,
                             HX, TU, WW, TW, SU, FT, ST, TY, FB, SB, LL, HY, SP,
                             FQ, SQ, L and M
Notional                   JE
Retail                     UU, VV, YY, TT, WW and LL
RCR**                      SY, HM and HN
GROUP 2 CLASSES
Pass-Through               PO
PAC                        PB, PD, PE, PF, PG, PH and R
Scheduled                  GA and GB
Support                    HB, HD, HE, HH and H
Retail                     HH
Notional                   PI
GROUP 3 CLASSES
Sequential Pay             A and C
GROUP 4 CLASSES
Pass-Through               N and F
Notional                   S
GROUP 5 CLASSES
Pass-Through               FN
Sequential Pay             DA and DB
Notional                   SN

     PRINCIPAL TYPE*                              CLASSES
     ---------------                              -------
GROUP 6 CLASSES
Sequential Pay             BA and BC
GROUP 7 CLASSES
Pass-Through               J and FJ
Notional                   SJ
NO PAYMENT RESIDUAL        RL

-------------------------
* See "Description of Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.
** See "--Combination and Recombination" above and Schedule 1 for a further description of the RCR Classes.

     Principal Distribution Amount

     On the Distribution Date in each month, we will pay principal on the Certificates in an aggregate amount (the "Principal Distribution Amount") equal to the sum of

     - the principal then paid on the Group 1 MBS (the "Group 1 Principal Distribution Amount"),

     - the principal then paid on the Group 2 MBS (the "Group 2 Principal Distribution Amount"),

     - the principal then paid on the Group 3 MBS (the "Group 3 Principal Distribution Amount"),

     - the principal payable on the Group 4 Ginnie Mae Certificates, calculated as described below (the "Group 4 Principal Distribution Amount"),

     - the principal payable on the Group 5 Ginnie Mae Certificates, calculated as described below (the "Group 5 Principal Distribution Amount"),

     - the principal then paid on the Group 6 MBS (the "Group 6 Principal Distribution Amount"), and

     - the principal then paid on the Group 7 MBS (the "Group 7 Principal Distribution Amount").

  Certain Calculations Relating to the Group 4 and Group 5 Ginnie Mae
Certificates

     On or about the fifth business day of each month, we will aggregate the amount of principal reported to be payable on the Group 4 and Group 5 Ginnie Mae Certificates that month based on published Ginnie Mae factors applicable to the Group 4 and Group 5 Ginnie Mae Certificates.

     For any Ginnie Mae Certificate for which a factor is not then available, we will calculate the amount of scheduled principal payments distributable in respect of that Certificate during that month based on the assumed amortization schedules of the related Mortgage Loans. The amortization schedules will be prepared on the assumptions that:

     - each Mortgage Loan underlying a Ginnie Mae Certificate amortizes on a level installment basis, had an original term to maturity of 360 months, and a remaining term to maturity equal to the remaining term to maturity of the latest maturing Mortgage Loan underlying that Ginnie Mae Certificate at its origination, adjusted to the Issue Date; and

     - each Mortgage Loan underlying a Group 4 Ginnie Mae Certificate bears an annual interest rate of 8.5% and each Mortgage Loan underlying a Group 5 Ginnie Mae Certificates bear an annual interest rate of 8.0%.

     All such amounts (whether reported in Ginnie Mae factors or calculated by us) will be reflected in the class factors for the Distribution Date in that month. We will pay those amounts to Holders of Certificates of the Group 4 Classes and Group 5 Classes, as applicable, on that Distribution Date, whether or not we receive them. The class factors will also reflect (and we will also pay) the excess of

          (a) the distributions or principal of the Group 4 Ginnie Mae Certificates or Group 5 Ginnie Mae Certificates, as applicable, that we receive during the month prior to the month of that Distribution Date, over

          (b) the amount of principal that we calculated and paid previously in accordance with the related Ginnie Mae factors and the assumed distribution schedules specified above.

  Group 1 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 1 Principal Distribution Amount as principal of the Group 1 Classes in the following priority:

          (i) sequentially, to the LA, LB, LC and LD Classes, in that          )
     order, until their principal balances are reduced to their                )
     Planned Balances for such Distribution Date;                              )
                                                                               )
          (ii)(a) 26.0869109003% of the remaining amount,                      )
     sequentially, to the LJ and LI Classes, in that order, until              )
     their principal balances are reduced to their Planned Balances            )
     for such Distribution Date, and                                           )
                                                                               )
             (b) 73.9130890997% of such remaining amount as follows            )
                                                                               )
                first, concurrently, to the QE and LE Classes, pro             )  PAC
           rata (or 14.8031185236% and 85.1968814764%, respectively),          )  CLASSES
           until their principal balances are reduced to their Planned         )
           Balances for such Distribution Date;                                )
                                                                               )
                second, sequentially, to the LF and LG Classes, in             )
           that order, until their principal balances are reduced to           )
           their Planned Balances for such Distribution Date; and              )
                                                                               )
                third, (x) 26.9875182728% of the remaining amount to           )
           the LH Class, until its principal balance is reduced to its         )
           Planned Balance for such Distribution Date, and                     )
                                                                               )
                       (y) 73.0124817272% of such remaining amount,            )
           sequentially, to the LK and LM Classes, in that order,              )
           until their principal balances are reduced to their Planned         )
           Balances for such Distribution Date;                                )

          (iii) concurrently, to the GL, FD and SD Classes, pro rata           )
     (or 5.5634198960%, 68.2041966731% and 26.2323834309%,                     )  SCHEDULED
     respectively), until their principal balances are reduced to              )  CLASSES
     their Scheduled Balances for such Distribution Date;                      )

          (iv) (a) 22.1550830085% of the remaining amount,               )
     concurrently, to the L, M, UU, FQ, SQ and SP Classes, pro rata      )
     (or 26.1659767251%, 34.0158478621%, 1.8961036814%,                  )
     31.6017248628%, 3.6868693227% and 2.6334775459%, respectively),     )
     until their principal balances are reduced to zero,                 )
                                                                         )
               (b) 21.8443339158% of such remaining amount as follows:   )
                                                                         )
                first, sequentially, to the UA, UB, UC and UD Classes,   )
           in that order, until their principal balances are reduced     )
           to zero; and                                                  )
                                                                         )
                second, concurrently, to the UE, UG, VV and UF           )
           Classes, pro rata (or 21.8361722315%, 10.1658157502%,         )
           66.8684769349% and 1.1295350834%, respectively), until        )
           their principal balances are reduced to zero,                 )
                                                                         )
               (c) 7.2154548662% of such remaining amount as follows:    )
                                                                         )
                first, sequentially, to the YT and YU Classes, in that   )
           order, until their principal balances are reduced to zero;    )
           and                                                           )
                                                                         )
                second, concurrently, to the YY, YV and YW Classes,      )  SUPPORT
           pro rata (or 78.6283992149%, 12.6351119834% and               )  CLASSES
           8.7364888017%, respectively), until their principal           )
           balances are reduced to zero,                                 )
                                                                         )
               (d) 5.0410001344% of such remaining amount as follows:    )
                                                                         )
                first, sequentially, to the HT and HU Classes, in that   )
           order, until their principal balances are reduced to zero;    )
           and                                                           )
                                                                         )
                second, concurrently, to the TT and HV Classes, pro      )
           rata (or 81.2500000000% and 18.7500000000%, respectively),    )
           until their principal balances are reduced to zero,           )
                                                                         )
               (e) 43.7441280751% of such remaining amount as follows:   )
                                                                         )
                first, (x) 66.9862433391%, concurrently, to the FC, SC   )
           and HX Classes, pro rata (or 75.0122021036%, 15.0024430835%   )
           and 9.9853548129%, respectively), until their principal       )
           balances are reduced to zero, and                             )
                                                                         )
                      (y) 33.0137566609% in the following order:         )
                                                                         )
                            (1) concurrently, to the FV and SV           )
           Classes, pro rata (or 83.3333333333% and 16.6666666667%,      )
           respectively), until their principal balances are reduced     )
           to zero; and                                                  )
                                                                         )
                            (2) sequentially, to the KB, KC, KD and KE   )
           Classes, in that order, until their principal balances are    )
           reduced to zero; and                                          )
                                                                         )
                second, concurrently, to the TY, FB, SB, LL, HY, TU,     )
           WW, TW, FT, ST and SU Classes, pro rata (or 2.1659545613%,    )
           24.9449326295%, 4.9889878754%, 25.3032074919%,                )
           15.6068294504%, 4.2172012487%, 8.4344024973%,                 )
           4.2172012487%, 8.4344024973%, 1.2002812637% and               )
           0.4865992358%, respectively), until their principal           )
           balances are reduced to zero;                                 )

          (v) concurrently, to the GL, FD and SD Classes, pro rata,      )
     without regard to their Scheduled Balances and until their          )  SCHEDULED
     principal balances are reduced to zero;                             )  CLASSES

          (vi) sequentially, to the LA, LB, LC and LD Classes, in that  )
     order, without regard to their Planned Balances and until their    )
     principal balances are reduced to zero; and                        )
                                                                        )
          (vii) (a) 26.0869109003% of the remaining amount,             )
     sequentially, to the LJ and LI Classes, in that order, without     )
     regard to their Planned Balances and until their principal         )
     balances are reduced to zero, and                                  )
                                                                        )
                (b) 73.9130890997% of such remaining amount as          )
     follows:                                                           )
                                                                        )  PAC
                first, concurrently, to the QE and LE Classes, pro      )  CLASSES
           rata, without regard to their Planned Balances and until     )
           their principal balances are reduced to zero;                )
                                                                        )
                second, sequentially, to the LF and LG Classes, in      )
           that order, without regard to their Planned Balances and     )
           until their principal balances are reduced to zero; and      )
                                                                        )
                third, (x) 26.9875182728% of the remaining amount to    )
           the LH Class, without regard to its Planned Balance and      )
           until its principal balance is reduced to zero, and          )
                                                                        )
                       (y) 73.0124817272% of such remaining amount,     )
           sequentially, to the LK and LM Classes, in that order,       )
           without regard to their Planned Balances and until their     )
           principal balances are reduced to zero.                      )

  Group 2 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 2 Principal Distribution
Amount as principal of the Group 2 Classes in the following priority:

          (a) 14.2857146667% of such amount to the PO Class, until its  )  PASS-THROUGH
     principal balance is reduced to zero, and                          )  CLASS

          (b) 85.7142853333% of such amounts as follows:                )  PAC
                                                                           CLASSES
               first, sequentially, to the PB, PD, PE, PF, PG, PH and   )
     R Classes, in that order, until their principal balances are       )
     reduced to their Planned Balances for such Distribution Date;      )  SCHEDULE
                                                                        )  CLASSES
               second, sequentially, to the GA and GB Classes, in that  )
     order, until their principal balances are reduced to their         )
     Scheduled Balances for such Distribution Date;                     )

               third, (x) 12.4999966398% of the remaining amount to     )
     the H Class, until its principal balance is reduced to zero, and   )
                                                                        )
                      (y) 87.5000033602% of such remaining amount as    )
     follows:                                                           )  SUPPORT
                (1) sequentially, to the HB and HD Classes, in that     )  CLASSES
           order, until their principal balances are reduced to zero;   )
           and                                                          )
                                                                        )
                (2) concurrently, to the HE and HH Classes, pro rata    )
           (or 36.9274709436% and 63.0725290564%, respectively), until  )
           their principal balances are reduced to zero;                )

               fourth, sequentially, to the GA and GB Classes, in that  )  SCHEDULED order, without regard to their Scheduled Balances and until their  )  CLASSES
     principal balances are reduced to zero; and                        )

               fifth, sequentially, to the PB, PD, PE, PF, PG, PH and   )  PAC
     R Classes, in that order, without regard to their Planned          )  CLASSES
     Balances and until their principal balances are reduced to zero.   )

  Group 3 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 3 Principal       )  SEQUENTIAL
Distribution Amount, sequentially, as principal of the A and C          )  PAY
Classes, in that order, until their principal balances are reduced to   )  CLASSES
zero.

  Group 4 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 4 Principal       )
Distribution Amount, concurrently, as principal of the N and F          )  PASS-THROUGH
Classes, pro rata (or 15.7894741176% and 84.2105258824%,                )  CLASSES
respectively), until their principal balances are reduced to zero.      )

  Group 5 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 5 Principal Distribution
Amount as principal of the Group 5 Classes as follows:

          (a) 11.11111% of such amount to the FN Class, until its       )  PASS-THROUGH
     principal balance is reduced to zero, and                          )  CLASSES

          (b) 88.88889% of such remaining amount, sequentially, to the  )  SEQUENTIAL
     DA and DB Classes, in that order, until their principal balances   )  PAY
     are reduced to zero.                                               )  CLASSES

  Group 6 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 6 Principal       )  SEQUENTIAL
Distribution Amount, sequentially, as principal of the BA and BC        )  PAY
Classes, in that order, until their principal balances are reduced to   )  CLASSES
zero.                                                                   )

  Group 7 Principal Distribution Amount

     On each Distribution Date, we will pay the Group 7 Principal       )
Distribution Amount, concurrently, as principal of the J and FJ         )  PASS-THROUGH
Classes, pro rata (or 11.1111111111% and 88.8888888889%,                )  CLASSES
respectively), until their principal balances are reduced to zero.      )

     Principal payments on exchangeable REMIC Certificates will be applied to the corresponding RCR Certificates, on a pro rata basis, following any exchange.

STRUCTURING ASSUMPTIONS

     Pricing Assumptions. Except where otherwise noted, the information in the tables in this prospectus supplement has been prepared based on the following assumptions (collectively, the "Pricing Assumptions"):

     - the Mortgage Loans underlying the MBS and Ginnie Mae Certificates have the original terms to maturity, remaining terms to maturity, CAGEs or WALAs, and interest rates specified under "Reference Sheet--Assumed Characteristics of the Mortgage Loans Underlying the MBS and the Ginnie Mae Certificates";

     - we pay all payments (including prepayments) on the Mortgage Loans underlying the Ginnie Mae Certificates in the month we receive them;

PAC

CLASSES

                                                                      SEQUENTIAL
                                                                             PAY
                                                                         CLASSES

PASS-THROUGH

CLASSES

PASS-THROUGH

CLASS

SEQUENTIAL

PAY

CLASSES

                                                                      SEQUENTIAL
                                                                             PAY
                                                                         CLASSES

                                                                    PASS-THROUGH
                                                                         CLASSES

     - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table; and

     - the settlement date for the sale of the Certificates is September 30, 1999.

     Prepayment Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used here is The Bond Market Association's standard prepayment model ("PSA"). To assume a specified rate of PSA is to assume a specified rate of prepayment each month of the then-outstanding principal balance of a pool of new mortgage loans computed as described under "Description of Certificates--Prepayment Models" in the REMIC Prospectus. It is highly unlikely that prepayments will occur at any constant PSA rate or at any other constant rate.

     Structuring Ranges. The Principal Balance Schedules are found beginning on page B-1. The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the related Mortgage Loans will prepay at a constant PSA rate within the applicable Structuring Range set forth below.

 PRINCIPAL BALANCE
SCHEDULE REFERENCES              RELATED CLASSES
-------------------              ---------------
Planned Balances     LA, LB, LC, LD, LJ, LI, QE, LE, LF, LG,
                       LH, LK, LM, PB, PD, PE, PF, PG, PH
                       and R
Scheduled Balances   GL, FD and SD
Scheduled Balances   GA and GB

 PRINCIPAL BALANCE
SCHEDULE REFERENCES   STRUCTURING RANGES
-------------------   ------------------
Planned Balances     Between 100% and 250%
Scheduled Balances   Between 125% and 165%
Scheduled Balances   Between 115% and 155%

     WE CANNOT ASSURE YOU THAT THE BALANCE OF ANY CLASS LISTED ABOVE WILL CONFORM ON ANY DISTRIBUTION DATE TO THE SPECIFIED BALANCE IN THE PRINCIPAL BALANCE SCHEDULES. AS A RESULT, WE CANNOT ASSURE YOU THAT PAYMENTS OF PRINCIPAL OF ANY CLASS LISTED ABOVE WILL BEGIN OR END ON THE DISTRIBUTION DATES SPECIFIED IN THE PRINCIPAL BALANCE SCHEDULES. We will distribute any excess of principal payments over the amount needed to reduce a Class to its scheduled balance on a Distribution Date. Accordingly, the ability to reduce a Class to its scheduled balance will not be improved by the averaging of high and low principal payments from month to month. In addition, even if the related Mortgage Loans prepay at rates falling within the applicable Structuring Ranges, principal distributions may be insufficient to reduce the applicable Classes to their scheduled balances if such prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the related Mortgage Loans, which may include recently originated Mortgage Loans, the Classes specified above may not be reduced to their scheduled balances, even if prepayments occur at a constant rate within the applicable Structuring Range specified above.

     Initial Effective Ranges. The Effective Range for a Class is the range of prepayment rates (measured by constant PSA rates) that would reduce that Class to its scheduled balance on each Distribution Date. The Initial Effective Ranges shown in the table below are based upon the assumed characteristics of the related Mortgage Loans specified in the Pricing Assumptions.

                                                       INITIAL EFFECTIVE RANGES
                                                       ------------------------
LA                                                     Between 100% and 435%
LB                                                     Between 100% and 357%
LC                                                     Between 100% and 296%
LD                                                     Between 100% and 277%
LJ                                                     Between 100% and 267%
LI                                                     Between 100% and 250%
QE                                                     Between 100% and 252%
LE                                                     Between 100% and 252%
LF                                                     Between 100% and 250%
LG                                                     Between 100% and 250%
LH                                                     Between  65% and 250%
LK                                                     Between  65% and 250%
LM                                                     Between  20% and 250%
PB                                                     Between 100% and 298%
PD                                                     Between 100% and 275%
PE                                                     Between 100% and 252%
PF                                                     Between 100% and 250%
PG                                                     Between 100% and 250%
PH                                                     Between  80% and 250%
R                                                      Between   0% and 250%
GL                                                     Between 125% and 165%
FD                                                     Between 125% and 165%
SD                                                     Between 125% and 165%
GA                                                     Between 115% and 155%
GB                                                     Between 115% and 155%

     The actual Effective Ranges at any time will be based upon the actual characteristics of the related Mortgage Loans at that time, which are likely to vary (and may vary considerably) from the Pricing Assumptions. The actual Effective Ranges calculated on the basis of the actual characteristics are likely to differ from the Initial Effective Ranges. As a result, the applicable Classes might not be reduced to their scheduled balances even if prepayments were to occur at a constant PSA rate within the Initial Effective Ranges. This is so particularly if such rate were at the lower or higher end of such ranges. In addition, even if prepayments occur at rates falling within the actual Effective Ranges, principal distributions may be insufficient to reduce the applicable Classes to their scheduled balances if such prepayments do not occur at a constant PSA rate. It is highly unlikely that the related Mortgage Loans will prepay at any constant PSA rate. In general, the actual Effective Ranges may narrow, widen or shift upward or downward to reflect actual prepayment experience over time. The stability in principal payment of the PAC and Scheduled Classes will be supported in part by the related Support Classes. When the related Support Classes are retired, the PAC and Scheduled Classes, if still outstanding, may no longer have Effective Ranges and will be more sensitive to prepayments.

YIELD TABLES

     General. The tables below illustrate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the applicable Classes to various constant percentages of PSA and, where specified, to changes in the Index. We calculated the yields set forth in the tables by

     - determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present values of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes, and

     - converting such monthly rates to corporate bond equivalent rates.

These calculations do not take into account variations in the interest rates at which you could reinvest distributions on the Certificates. Accordingly, these calculations do not illustrate the return on any investment in the Certificates when such reinvestment rates are taken into account.

     We cannot assure you that

     - the pre-tax yields on the applicable Certificates will correspond to any of the pre-tax yields shown here or

     - the aggregate purchase prices of the applicable Certificates will be as assumed.

     In addition, it is unlikely that the Index will correspond to the levels shown here. Furthermore, because some of the Mortgage Loans are likely to have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal payments on the Certificates are likely to differ from those assumed. This would be the case even if all Mortgage Loans prepay at the indicated constant percentages of PSA. Moreover, it is unlikely that

     - the Mortgage Loans will prepay at a constant PSA rate until maturity,

     - all of such Mortgage Loans will prepay at the same rate or

     - the level of the Index will remain constant.

     The Inverse Floating Rate Classes. THE YIELDS ON THE INVERSE FLOATING RATE CLASSES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE OF PRINCIPAL PAYMENTS, INCLUDING PREPAYMENTS, OF THE RELATED MORTGAGE LOANS AND TO THE LEVEL OF THE INDEX. THE MORTGAGE LOANS GENERALLY CAN BE PREPAID AT ANY TIME WITHOUT PENALTY. IN ADDITION, THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS IS LIKELY TO VARY, AND MAY VARY CONSIDERABLY, FROM POOL TO POOL. AS ILLUSTRATED IN THE APPLICABLE TABLES BELOW, IT IS POSSIBLE THAT INVESTORS IN THE S, SN AND SJ CLASSES WOULD LOSE MONEY ON THEIR INITIAL INVESTMENTS UNDER CERTAIN INDEX AND PREPAYMENT SCENARIOS.

     Changes in the Index may not correspond to changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur while the level of the Index increased.

     The information shown in the yield tables has been prepared on the basis of the Pricing Assumptions and the assumptions that

     - the interest rates for the Inverse Floating Rate Classes for the initial Interest Accrual Period are the rates listed in the table under "Reference Sheet--Interest Payments" and for each following Interest Accrual Period will be based on the specified level of the Index, and

     - the aggregate purchase prices of such Classes (expressed in each case as a percentage of original principal balance) are as follows:

                           CLASS                               PRICE*
                           -----                               ------
SD .........................................................  90.5000%
SV .........................................................  92.0000%
SC .........................................................  83.5000%
SB .........................................................  80.5000%
ST .........................................................  92.0000%
SU .........................................................  92.0000%
SQ .........................................................  92.0000%
SP .........................................................  92.0000%
SY .........................................................  92.0000%
S  .........................................................   7.6875%
SN .........................................................   8.7500%
SJ .........................................................   6.5000%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

              SENSITIVITY OF THE SD CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                         PSA PREPAYMENT ASSUMPTION
                                   -------------------------------------
             LIBOR                  50%    100%    125%    145%    165%
             -----                 -----   -----   -----   -----   -----
3.27625%.......................    15.9%   16.7%   18.8%   18.8%   18.8%
5.27625%.......................     9.9%   10.6%   12.8%   12.8%   12.8%
7.27625%.......................     4.1%    4.8%    6.8%    6.8%    6.8%
8.50000%.......................     0.7%    1.3%    3.3%    3.3%    3.3%

                                 PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
3.27625%.......................  19.4%   24.5%
5.27625%.......................  13.5%   18.9%
7.27625%.......................   7.7%   13.3%
8.50000%.......................   4.2%   10.0%

              SENSITIVITY OF THE SV CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
3.27625%.......................    26.6%   26.6%   36.6%
5.27625%.......................    15.2%   15.2%   26.0%
7.27625%.......................     4.2%    4.3%   15.8%
8.00000%.......................     0.4%    0.5%   12.2%

                               PSA PREPAYMENT ASSUMPTION
                                 ---------------
             LIBOR                250%     500%
             -----               ------   ------
3.27625%.......................   77.2%   153.2%
5.27625%.......................   69.6%   152.3%
7.27625%.......................   62.1%   151.3%
8.00000%.......................   59.4%   151.0%

              SENSITIVITY OF THE SC CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
3.27625%.......................    29.4%   29.4%   31.5%
5.27625%.......................    16.8%   16.9%   18.8%
7.27625%.......................     4.8%    5.0%    6.6%
8.00000%.......................     0.8%    1.0%    2.4%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
3.27625%.......................  49.5%   86.3%
5.27625%.......................  37.5%   74.5%
7.27625%.......................  25.9%   63.1%
8.00000%.......................  21.8%   59.0%

              SENSITIVITY OF THE SB CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
3.27625%.......................    30.6%   30.6%   30.6%
5.27625%.......................    17.4%   17.4%   17.5%
7.27625%.......................     5.0%    5.0%    5.2%
8.00000%.......................     0.8%    0.9%    1.0%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
3.27625%.......................  36.0%   51.3%
5.27625%.......................  23.6%   39.1%
7.27625%.......................  11.8%   27.3%
8.00000%.......................   7.6%   23.1%

              SENSITIVITY OF THE ST CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
3.27625%.......................    32.0%   32.0%   32.0%
5.27625%.......................    15.6%   15.6%   15.6%
6.27625%.......................     7.7%    7.7%    7.8%
7.25000% and above.............     0.3%    0.4%    0.4%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
3.27625%.......................  33.9%   39.4%
5.27625%.......................  18.1%   24.1%
6.27625%.......................  10.5%   16.7%
7.25000% and above.............   3.2%    9.6%

              SENSITIVITY OF THE SU CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
7.25% and below................    14.6%   14.6%   14.6%
8.00%..........................     0.3%    0.4%    0.4%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
7.25% and below................  17.1%   23.1%
8.00%..........................   3.2%    9.6%

              SENSITIVITY OF THE SQ CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
3.27625%.......................    36.4%   36.4%   36.7%
5.27625%.......................    16.4%   16.5%   16.7%
6.27625%.......................     6.9%    7.0%    7.2%
7.00000% and above.............     0.3%    0.4%    0.5%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
3.27625%.......................  39.3%   45.6%
5.27625%.......................  20.0%   27.2%
6.27625%.......................  10.7%   18.3%
7.00000% and above.............   4.2%   12.1%

              SENSITIVITY OF THE SP CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
7.0% and below.................    13.3%   13.4%   13.6%
7.5%...........................     6.7%    6.8%    7.0%
8.0%...........................     0.3%    0.4%    0.5%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
7.0% and below.................  16.9%   24.3%
7.5%...........................  10.5%   18.1%
8.0%...........................   4.2%   12.1%

              SENSITIVITY OF THE SY CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    145%
             -----                 -----   -----   -----
3.27625%.......................    26.6%   26.6%   26.9%
5.27625%.......................    15.1%   15.2%   15.4%
7.27625%.......................     4.1%    4.2%    4.4%
8.00000%.......................     0.3%    0.4%    0.5%

                               PSA PREPAYMENT ASSUMPTION
                                 -------------
             LIBOR               250%    500%
             -----               -----   -----
3.27625%.......................  29.8%   36.6%
5.27625%.......................  18.7%   26.0%
7.27625%.......................   8.0%   15.7%
8.00000%.......................   4.2%   12.1%

              SENSITIVITY OF THE S CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    180%
             -----                 -----   -----   -----
3.27625%.......................    79.5%   75.3%   68.4%
5.27625%.......................    47.7%   44.0%   37.8%
7.27625%.......................    17.8%   14.4%    9.0%
9.00000%.......................      *       *       *

                               PSA PREPAYMENT ASSUMPTION
                                 ----------------
             LIBOR                350%     500%
             -----               ------   -------
3.27625%.......................   53.1%     38.7%
5.27625%.......................   24.1%     11.2%
7.27625%.......................  (3.2)%   (14.6)%
9.00000%.......................    *         *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

              SENSITIVITY OF THE SN CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    158%
             -----                 -----   -----   -----
3.27625%.......................    67.9%   63.9%   59.1%
5.27625%.......................    40.7%   37.0%   32.7%
7.27625%.......................    14.5%   11.2%    7.3%
9.00000%.......................      *       *       *

                               PSA PREPAYMENT ASSUMPTION
                                 ----------------
             LIBOR                350%     500%
             -----               ------   -------
3.27625%.......................   42.5%     28.7%
5.27625%.......................   17.6%      5.1%
7.27625%.......................  (6.2)%   (17.4)%
9.00000%.......................    *         *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

              SENSITIVITY OF THE SJ CLASS TO PREPAYMENTS AND LIBOR
                          (PRE-TAX YIELDS TO MATURITY)

                                   PSA PREPAYMENT ASSUMPTION
                                   ---------------------
             LIBOR                  50%    100%    199%
             -----                 -----   -----   -----
3.27625%.......................    85.1%   80.9%   72.3%
5.27625%.......................    48.0%   44.2%   36.6%
7.27625%.......................    12.9%    9.6%    3.0%
8.40000%.......................      *       *       *

                               PSA PREPAYMENT ASSUMPTION
                                 ----------------
             LIBOR                350%     500%
             -----               ------   -------
3.27625%.......................   58.7%     44.2%
5.27625%.......................   24.5%     11.8%
7.27625%.......................  (7.6)%   (18.7)%
8.40000%.......................    *         *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

     The Principal Only Classes. THE L, M, PO, H, N AND J CLASSES WILL NOT BEAR INTEREST. AS INDICATED IN THE TABLES BELOW, A LOW RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE RELATED MORTGAGE LOANS WILL HAVE A NEGATIVE EFFECT ON THE YIELDS TO INVESTORS IN THE L, M, PO, H, N AND J CLASSES.

     The information shown in the following tables has been prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the L, M, PO, H, N and J Classes (expressed in each case as a percentage of original principal balance) are as follows:

                           CLASS                               PRICE
                           -----                              -------
L...........................................................  52.000%
M...........................................................  52.000%
PO..........................................................  63.625%
H  .........................................................  51.000%
N ..........................................................  73.750%
J  .........................................................  76.000%

                   SENSITIVITY OF THE L CLASS TO PREPAYMENTS

                         PSA PREPAYMENT ASSUMPTION
                    -----------------------------------
                    50%    100%   145%   250%     500%
                    ----   ----   ----   -----   ------
Pre-Tax Yields to
Maturity..........  2.6%   3.0%   4.7%   40.0%   129.9%

                   SENSITIVITY OF THE M CLASS TO PREPAYMENTS

                         PSA PREPAYMENT ASSUMPTION
                    -----------------------------------
                    50%    100%   145%   250%     500%
                    ----   ----   ----   -----   ------
Pre-Tax Yields to
Maturity..........  2.6%   3.0%   4.7%   40.0%   129.9%

                   SENSITIVITY OF THE PO CLASS TO PREPAYMENTS

                        PSA PREPAYMENT ASSUMPTION
                    ----------------------------------
                    50%    100%   130%   250%    500%
                    ----   ----   ----   -----   -----
Pre-Tax Yields to
Maturity..........  3.6%   4.9%   5.7%    9.6%   18.5%

                   SENSITIVITY OF THE H CLASS TO PREPAYMENTS

                         PSA PREPAYMENT ASSUMPTION
                    -----------------------------------
                    50%    100%   130%   250%     500%
                    ----   ----   ----   -----   ------
Pre-Tax Yields to
Maturity..........  2.7%   3.2%   4.4%   39.9%   123.6%

                   SENSITIVITY OF THE N CLASS TO PREPAYMENTS

                        PSA PREPAYMENT ASSUMPTION
                    ---------------------------------
                    50%    100%   180%   350%   500%
                    ----   ----   ----   ----   -----
Pre-Tax Yields to
Maturity..........  2.7%   3.5%   5.1%   9.3%   13.7%

                   SENSITIVITY OF THE J CLASS TO PREPAYMENTS

                         PSA PREPAYMENT ASSUMPTION
                    -----------------------------------
                    50%    100%   199%   350%     500%
                    ----   ----   ----   -----   ------
Pre-Tax Yields to
Maturity..........  2.1%   2.9%   4.6%    8.0%    11.8%

     The JE and PI Classes. THE YIELDS TO INVESTORS IN THE JE AND PI CLASSES WILL BE VERY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE RELATED MORTGAGE LOANS. THE MORTGAGE LOANS GENERALLY CAN BE PREPAID AT ANY TIME WITHOUT PENALTY. ON THE BASIS OF THE ASSUMPTIONS DESCRIBED BELOW, THE YIELDS TO MATURITY ON THE JE AND PI CLASSES WOULD BE 0% IF PREPAYMENTS OF THE RELATED MORTGAGE LOANS WERE TO OCCUR AT CONSTANT RATES OF 363% PSA AND 424% PSA, RESPECTIVELY. IF THE ACTUAL PREPAYMENT RATE OF THE RELATED MORTGAGE LOANS WERE TO EXCEED THE LEVEL SPECIFIED WITH RESPECT TO EACH SUCH CLASS FOR AS LITTLE AS ONE MONTH WHILE EQUALING SUCH LEVEL FOR THE REMAINING MONTHS, THE INVESTORS IN THE JE AND PI CLASSES WOULD LOSE MONEY ON THEIR INITIAL INVESTMENTS.

     The information shown in the yield tables has been prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the JE and PI Classes (expressed in each case as a percentage of the original principal balance) are as follows:

                           CLASS                              PRICE*
                           -----                              -------
JE..........................................................  28.125%
PI .........................................................  29.250%
--------------
* The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

                   SENSITIVITY OF THE JE CLASS TO PREPAYMENTS

                                                        PSA PREPAYMENT ASSUMPTION
                                                 ---------------------------------------
                                                  50%    100%    145%    250%     500%
                                                 -----   -----   -----   -----   -------
Pre-Tax Yields to Maturity...................    18.7%   11.0%   11.0%   11.0%   (17.2)%

                   SENSITIVITY OF THE PI CLASS TO PREPAYMENTS

                                                      PSA PREPAYMENT ASSUMPTION
                                                 -----------------------------------
                                                  50%    100%   130%   250%    500%
                                                 -----   ----   ----   ----   ------
Pre-Tax Yields to Maturity...................    13.6%   9.3%   9.3%   9.3%   (5.0)%

WEIGHTED AVERAGE LIVES OF THE CERTIFICATES

     The weighted average life of a Certificate is determined by

     (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date,

     (b) summing the results, and

     (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a).

     For a description of the factors which may influence the weighted average life of a Certificate, see "Description of Certificates--Weighted Average Life and Final Distribution Date" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the related Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including

     - the timing of changes in such rate of principal payments,

     - the priority sequences of distributions of principal of the Classes of Certificates, and

     - in the case of certain Group 1 and Group 2 Classes, the payment of principal of such Classes in accordance with the Principal Balance Schedules.

See "--Distributions of Principal" above.

     The effect of these factors may differ as to various Classes and the effects on any Class may vary at different times during the life of that Class. Accordingly, we can give no assurance as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

DECREMENT TABLES

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each date shown at various constant PSA rates and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions. However, in the case of the information set forth for each Class under 0% PSA, we assumed that the underlying Mortgage Loans have the original and remaining terms to maturity and bear interest at the annual rates specified in the table below.

                               ORIGINAL
 MORTGAGE LOANS RELATING TO      TERMS
TRUST ASSETS SPECIFIED BELOW  TO MATURITY
----------------------------  -----------
Group 1 MBS                   360 months
Group 2 MBS                   360 months
Group 3 MBS                   360 months
Group 4 Ginnie Mae
  Certificates                360 months
Group 5 Ginnie Mae
  Certificates                360 months
Group 6 MBS                   360 months
Group 7 MBS                   360 months

                              REMAINING
 MORTGAGE LOANS RELATING TO    TERMS TO    INTEREST   RELATED
TRUST ASSETS SPECIFIED BELOW   MATURITY     RATES      GROUP
----------------------------  ---------    --------   -------
Group 1 MBS                   360 months     9.0%     Group 1
Group 2 MBS                   360 months     8.5%     Group 2
Group 3 MBS                   360 months    10.0%     Group 3
Group 4 Ginnie Mae
  Certificates                360 months     8.5%     Group 4
Group 5 Ginnie Mae
  Certificates                360 months     8.0%     Group 5
Group 6 MBS                   360 months    10.0%     Group 6
Group 7 MBS                   360 months    10.5%     Group 7

     It is unlikely

     - that all of the underlying Mortgage Loans will have the CAGEs or WALAs, remaining terms to maturity or, except in the case of the Group 4 and Group 5 Ginnie Mae Certificates, interest rates assumed or
     - that the underlying Mortgage Loans will prepay at any constant PSA level.

     In addition, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA rates. This is the case even if the dispersion of weighted average remaining terms to maturity and the weighted average CAGEs or WALAs of the Mortgage Loans are identical to the dispersion specified in the Pricing Assumptions.

               PERCENT OF ORIGINAL PRINCIPAL BALANCES OUTSTANDING

                                   LA CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......    90       8       8       8       0
September 2002......    78       0       0       0       0
September 2003......    66       0       0       0       0
September 2004......    52       0       0       0       0
September 2005......    38       0       0       0       0
September 2006......    21       0       0       0       0
September 2007......     4       0       0       0       0
September 2008......     0       0       0       0       0
September 2009......     0       0       0       0       0
September 2010......     0       0       0       0       0
September 2011......     0       0       0       0       0
September 2012......     0       0       0       0       0
September 2013......     0       0       0       0       0
September 2014......     0       0       0       0       0
September 2015......     0       0       0       0       0
September 2016......     0       0       0       0       0
September 2017......     0       0       0       0       0
September 2018......     0       0       0       0       0
September 2019......     0       0       0       0       0
September 2020......     0       0       0       0       0
September 2021......     0       0       0       0       0
September 2022......     0       0       0       0       0
September 2023......     0       0       0       0       0
September 2024......     0       0       0       0       0
September 2025......     0       0       0       0       0
September 2026......     0       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....   5.0     1.6     1.6     1.6     1.5

                                    LB CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100      32
September 2002......    100       0       0       0       0
September 2003......    100       0       0       0       0
September 2004......    100       0       0       0       0
September 2005......    100       0       0       0       0
September 2006......    100       0       0       0       0
September 2007......    100       0       0       0       0
September 2008......     77       0       0       0       0
September 2009......     45       0       0       0       0
September 2010......     11       0       0       0       0
September 2011......      0       0       0       0       0
September 2012......      0       0       0       0       0
September 2013......      0       0       0       0       0
September 2014......      0       0       0       0       0
September 2015......      0       0       0       0       0
September 2016......      0       0       0       0       0
September 2017......      0       0       0       0       0
September 2018......      0       0       0       0       0
September 2019......      0       0       0       0       0
September 2020......      0       0       0       0       0
September 2021......      0       0       0       0       0
September 2022......      0       0       0       0       0
September 2023......      0       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....    9.8     2.5     2.5     2.5     2.0

                                    LC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100      87      87      87       0
September 2003......    100       7       7       7       0
September 2004......    100       0       0       0       0
September 2005......    100       0       0       0       0
September 2006......    100       0       0       0       0
September 2007......    100       0       0       0       0
September 2008......    100       0       0       0       0
September 2009......    100       0       0       0       0
September 2010......    100       0       0       0       0
September 2011......     83       0       0       0       0
September 2012......     56       0       0       0       0
September 2013......     27       0       0       0       0
September 2014......      0       0       0       0       0
September 2015......      0       0       0       0       0
September 2016......      0       0       0       0       0
September 2017......      0       0       0       0       0
September 2018......      0       0       0       0       0
September 2019......      0       0       0       0       0
September 2020......      0       0       0       0       0
September 2021......      0       0       0       0       0
September 2022......      0       0       0       0       0
September 2023......      0       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   13.2     3.5     3.5     3.5     2.3

                                   LD CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......   100     100     100     100     100
September 2002......   100     100     100     100       0
September 2003......   100     100     100     100       0
September 2004......   100       0       0       0       0
September 2005......   100       0       0       0       0
September 2006......   100       0       0       0       0
September 2007......   100       0       0       0       0
September 2008......   100       0       0       0       0
September 2009......   100       0       0       0       0
September 2010......   100       0       0       0       0
September 2011......   100       0       0       0       0
September 2012......   100       0       0       0       0
September 2013......   100       0       0       0       0
September 2014......    91       0       0       0       0
September 2015......    28       0       0       0       0
September 2016......     0       0       0       0       0
September 2017......     0       0       0       0       0
September 2018......     0       0       0       0       0
September 2019......     0       0       0       0       0
September 2020......     0       0       0       0       0
September 2021......     0       0       0       0       0
September 2022......     0       0       0       0       0
September 2023......     0       0       0       0       0
September 2024......     0       0       0       0       0
September 2025......     0       0       0       0       0
September 2026......     0       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  15.7     4.5     4.5     4.5     2.6

                                    LJ CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100       0
September 2003......    100     100     100     100       0
September 2004......    100      74      74      74       0
September 2005......    100       0       0       0       0
September 2006......    100       0       0       0       0
September 2007......    100       0       0       0       0
September 2008......    100       0       0       0       0
September 2009......    100       0       0       0       0
September 2010......    100       0       0       0       0
September 2011......    100       0       0       0       0
September 2012......    100       0       0       0       0
September 2013......    100       0       0       0       0
September 2014......    100       0       0       0       0
September 2015......    100       0       0       0       0
September 2016......     51       0       0       0       0
September 2017......      0       0       0       0       0
September 2018......      0       0       0       0       0
September 2019......      0       0       0       0       0
September 2020......      0       0       0       0       0
September 2021......      0       0       0       0       0
September 2022......      0       0       0       0       0
September 2023......      0       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   17.0     5.2     5.2     5.2     2.9

                                    LI CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100      99
September 2003......    100     100     100     100      69
September 2004......    100     100     100     100      47
September 2005......    100      93      93      93      33
September 2006......    100      79      79      79      22
September 2007......    100      67      67      67      15
September 2008......    100      56      56      56      11
September 2009......    100      46      46      46       7
September 2010......    100      38      38      38       5
September 2011......    100      32      32      32       3
September 2012......    100      26      26      26       2
September 2013......    100      21      21      21       2
September 2014......    100      17      17      17       1
September 2015......    100      14      14      14       1
September 2016......    100      11      11      11       *
September 2017......     96       9       9       9       *
September 2018......     87       7       7       7       *
September 2019......     77       6       6       6       *
September 2020......     67       4       4       4       *
September 2021......     55       3       3       3       *
September 2022......     42       2       2       2       *
September 2023......     28       2       2       2       *
September 2024......     12       1       1       1       *
September 2025......      1       1       1       1       *
September 2026......      *       *       *       *       *
September 2027......      *       *       *       *       *
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   22.2    10.9    10.9    10.9     5.7

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                            QE, JE+ AND LE CLASSES
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......   100     100     100     100     100
September 2002......   100     100     100     100      69
September 2003......   100     100     100     100       0
September 2004......   100      92      92      92       0
September 2005......   100      48      48      48       0
September 2006......   100       6       6       6       0
September 2007......   100       0       0       0       0
September 2008......   100       0       0       0       0
September 2009......   100       0       0       0       0
September 2010......   100       0       0       0       0
September 2011......   100       0       0       0       0
September 2012......   100       0       0       0       0
September 2013......   100       0       0       0       0
September 2014......   100       0       0       0       0
September 2015......   100       0       0       0       0
September 2016......    86       0       0       0       0
September 2017......    60       0       0       0       0
September 2018......    31       0       0       0       0
September 2019......     0       0       0       0       0
September 2020......     0       0       0       0       0
September 2021......     0       0       0       0       0
September 2022......     0       0       0       0       0
September 2023......     0       0       0       0       0
September 2024......     0       0       0       0       0
September 2025......     0       0       0       0       0
September 2026......     0       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  18.3     6.0     6.0     6.0     3.2

                                    LF CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100       0
September 2004......    100     100     100     100       0
September 2005......    100     100     100     100       0
September 2006......    100     100     100     100       0
September 2007......    100       0       0       0       0
September 2008......    100       0       0       0       0
September 2009......    100       0       0       0       0
September 2010......    100       0       0       0       0
September 2011......    100       0       0       0       0
September 2012......    100       0       0       0       0
September 2013......    100       0       0       0       0
September 2014......    100       0       0       0       0
September 2015......    100       0       0       0       0
September 2016......    100       0       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......     97       0       0       0       0
September 2020......      0       0       0       0       0
September 2021......      0       0       0       0       0
September 2022......      0       0       0       0       0
September 2023......      0       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   20.4     7.5     7.5     7.5     3.8

                                    LG CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100      98
September 2004......    100     100     100     100      60
September 2005......    100     100     100     100      34
September 2006......    100     100     100     100      15
September 2007......    100      95      95      95       3
September 2008......    100      75      75      75       0
September 2009......    100      58      58      58       0
September 2010......    100      44      44      44       0
September 2011......    100      32      32      32       0
September 2012......    100      22      22      22       0
September 2013......    100      13      13      13       0
September 2014......    100       6       6       6       0
September 2015......    100       *       *       *       0
September 2016......    100       0       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......     95       0       0       0       0
September 2021......     74       0       0       0       0
September 2022......     50       0       0       0       0
September 2023......     25       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   23.0    11.0    11.0    11.0     5.6

                                   LH CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......   100     100     100     100     100
September 2002......   100     100     100     100     100
September 2003......   100     100     100     100     100
September 2004......   100     100     100     100     100
September 2005......   100     100     100     100     100
September 2006......   100     100     100     100     100
September 2007......   100     100     100     100     100
September 2008......   100     100     100     100      76
September 2009......   100     100     100     100      52
September 2010......   100     100     100     100      35
September 2011......   100     100     100     100      24
September 2012......   100     100     100     100      16
September 2013......   100     100     100     100      11
September 2014......   100     100     100     100       7
September 2015......   100     100     100     100       5
September 2016......   100      82      82      82       3
September 2017......   100      66      66      66       2
September 2018......   100      52      52      52       1
September 2019......   100      41      41      41       1
September 2020......   100      32      32      32       1
September 2021......   100      24      24      24       *
September 2022......   100      18      18      18       *
September 2023......   100      13      13      13       *
September 2024......    89       9       9       9       *
September 2025......     5       5       5       5       *
September 2026......     3       3       3       3       *
September 2027......     1       1       1       1       *
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  25.4    20.0    20.0    20.0    10.9

                                    LK CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100     100
September 2004......    100     100     100     100     100
September 2005......    100     100     100     100     100
September 2006......    100     100     100     100     100
September 2007......    100     100     100     100     100
September 2008......    100     100     100     100      68
September 2009......    100     100     100     100      36
September 2010......    100     100     100     100      14
September 2011......    100     100     100     100       0
September 2012......    100     100     100     100       0
September 2013......    100     100     100     100       0
September 2014......    100     100     100     100       0
September 2015......    100     100     100     100       0
September 2016......    100      76      76      76       0
September 2017......    100      54      54      54       0
September 2018......    100      36      36      36       0
September 2019......    100      21      21      21       0
September 2020......    100       9       9       9       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......     86       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   25.3    18.5    18.5    18.5     9.7

                                    LM CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100     100
September 2004......    100     100     100     100     100
September 2005......    100     100     100     100     100
September 2006......    100     100     100     100     100
September 2007......    100     100     100     100     100
September 2008......    100     100     100     100     100
September 2009......    100     100     100     100     100
September 2010......    100     100     100     100     100
September 2011......    100     100     100     100      98
September 2012......    100     100     100     100      66
September 2013......    100     100     100     100      45
September 2014......    100     100     100     100      30
September 2015......    100     100     100     100      20
September 2016......    100     100     100     100      13
September 2017......    100     100     100     100       9
September 2018......    100     100     100     100       6
September 2019......    100     100     100     100       4
September 2020......    100     100     100     100       2
September 2021......    100      97      97      97       2
September 2022......    100      72      72      72       1
September 2023......    100      51      51      51       1
September 2024......    100      35      35      35       *
September 2025......     22      22      22      22       *
September 2026......     11      11      11      11       *
September 2027......      2       2       2       2       *
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   26.0    24.4    24.4    24.4    14.5

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                     GL, SD AND FD CLASSES
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    125%    145%    165%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
September 2000......    95      63      56      56      56      56      56
September 2001......    95      63      47      47      47      47       0
September 2002......    95      63      39      39      39      39       0
September 2003......    95      63      33      33      33      33       0
September 2004......    95      63      27      27      27      24       0
September 2005......    95      63      23      23      23      11       0
September 2006......    95      63      20      20      20       3       0
September 2007......    95      63      18      18      18       *       0
September 2008......    95      62      15      15      15       *       0
September 2009......    95      58      11      11      11       *       0
September 2010......    95      52       6       6       6       *       0
September 2011......    95      43       0       0       0       *       0
September 2012......    95      34       0       0       0       *       0
September 2013......    95      23       0       0       0       *       0
September 2014......    95      11       0       0       0       *       0
September 2015......    95       0       0       0       0       *       0
September 2016......    95       0       0       0       0       *       0
September 2017......    95       0       0       0       0       *       0
September 2018......    95       0       0       0       0       *       0
September 2019......    95       0       0       0       0       *       0
September 2020......    95       0       0       0       0       *       0
September 2021......    95       0       0       0       0       *       0
September 2022......    95       0       0       0       0       *       0
September 2023......    95       0       0       0       0       *       0
September 2024......    95       0       0       0       0       *       0
September 2025......    81       0       0       0       0       *       0
September 2026......    32       0       0       0       0       *       0
September 2027......     0       0       0       0       0       *       0
September 2028......     0       0       0       0       0       0       0
September 2029......     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  25.4     8.4     3.5     3.5     3.5     2.7     1.1

                             UU++, SP, SQ, FQ, L, M
                                 AND SY CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100      96      75      26
September 2001......    100     100      91      46       0
September 2002......    100     100      87      24       0
September 2003......    100     100      84       9       0
September 2004......    100     100      81       0       0
September 2005......    100     100      80       0       0
September 2006......    100     100      78       0       0
September 2007......    100     100      78       0       0
September 2008......    100     100      77       0       0
September 2009......    100     100      77       0       0
September 2010......    100     100      76       0       0
September 2011......    100     100      76       0       0
September 2012......    100     100      70       0       0
September 2013......    100     100      65       0       0
September 2014......    100     100      59       0       0
September 2015......    100      99      54       0       0
September 2016......    100      91      48       0       0
September 2017......    100      82      43       0       0
September 2018......    100      74      37       0       0
September 2019......    100      65      32       0       0
September 2020......    100      57      28       0       0
September 2021......    100      49      23       0       0
September 2022......    100      41      19       0       0
September 2023......    100      33      15       0       0
September 2024......    100      26      12       0       0
September 2025......    100      19       8       0       0
September 2026......    100      12       5       0       0
September 2027......     85       5       2       0       0
September 2028......     44       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.9    22.1    15.5     2.1     0.7


                                    UA CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100      37       0       0
September 2001......    100     100       0       0       0
September 2002......    100     100       0       0       0
September 2003......    100     100       0       0       0
September 2004......    100     100       0       0       0
September 2005......    100     100       0       0       0
September 2006......    100     100       0       0       0
September 2007......    100     100       0       0       0
September 2008......    100     100       0       0       0
September 2009......    100     100       0       0       0
September 2010......    100     100       0       0       0
September 2011......    100     100       0       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100      90       0       0       0
September 2016......    100       0       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   27.7    16.3     0.8     0.2     0.1

                                   UB CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100       0       0
September 2001......   100     100      19       0       0
September 2002......   100     100       0       0       0
September 2003......   100     100       0       0       0
September 2004......   100     100       0       0       0
September 2005......   100     100       0       0       0
September 2006......   100     100       0       0       0
September 2007......   100     100       0       0       0
September 2008......   100     100       0       0       0
September 2009......   100     100       0       0       0
September 2010......   100     100       0       0       0
September 2011......   100     100       0       0       0
September 2012......   100     100       0       0       0
September 2013......   100     100       0       0       0
September 2014......   100     100       0       0       0
September 2015......   100     100       0       0       0
September 2016......   100      11       0       0       0
September 2017......   100       0       0       0       0
September 2018......   100       0       0       0       0
September 2019......   100       0       0       0       0
September 2020......   100       0       0       0       0
September 2021......   100       0       0       0       0
September 2022......   100       0       0       0       0
September 2023......   100       0       0       0       0
September 2024......   100       0       0       0       0
September 2025......   100       0       0       0       0
September 2026......   100       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  27.8    16.9     1.8     0.4     0.2


                                    UC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100       0       0
September 2001......    100     100     100       0       0
September 2002......    100     100       *       0       0
September 2003......    100     100       0       0       0
September 2004......    100     100       0       0       0
September 2005......    100     100       0       0       0
September 2006......    100     100       0       0       0
September 2007......    100     100       0       0       0
September 2008......    100     100       0       0       0
September 2009......    100     100       0       0       0
September 2010......    100     100       0       0       0
September 2011......    100     100       0       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100     100       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   27.9    17.3     2.6     0.5     0.2


                                    UD CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100       0       0
September 2001......    100     100     100       0       0
September 2002......    100     100     100       0       0
September 2003......    100     100       0       0       0
September 2004......    100     100       0       0       0
September 2005......    100     100       0       0       0
September 2006......    100     100       0       0       0
September 2007......    100     100       0       0       0
September 2008......    100     100       0       0       0
September 2009......    100     100       0       0       0
September 2010......    100     100       0       0       0
September 2011......    100     100       0       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100     100       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.0    17.6     3.3     0.6     0.2

                                  UE, UG, VV++
                                 AND UF CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100      89      31
September 2001......    100     100     100      54       0
September 2002......    100     100     100      28       0
September 2003......    100     100      99      10       0
September 2004......    100     100      96       0       0
September 2005......    100     100      94       0       0
September 2006......    100     100      92       0       0
September 2007......    100     100      91       0       0
September 2008......    100     100      91       0       0
September 2009......    100     100      90       0       0
September 2010......    100     100      90       0       0
September 2011......    100     100      89       0       0
September 2012......    100     100      83       0       0
September 2013......    100     100      76       0       0
September 2014......    100     100      69       0       0
September 2015......    100     100      63       0       0
September 2016......    100     100      56       0       0
September 2017......    100      97      50       0       0
September 2018......    100      87      44       0       0
September 2019......    100      77      38       0       0
September 2020......    100      67      33       0       0
September 2021......    100      58      27       0       0
September 2022......    100      48      22       0       0
September 2023......    100      39      18       0       0
September 2024......    100      30      14       0       0
September 2025......    100      22      10       0       0
September 2026......    100      14       6       0       0
September 2027......    100       6       3       0       0
September 2028......     52       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   29.1    23.0    17.9     2.3     0.8

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

++ The weighted average lives shown in the table apply to the entire UU and VV
   Classes and are not likely to reflect the experience of any particular investor in the Retail Certificates. Because investors will receive principal payments subject to the payment priorities and allocations as described under "Description of the Certificates--Characteristics of the Retail Certificates--Retail Principal Payments" above, the weighted average lives of retail class units will vary among different individual investors. See "Description of the Certificates--Characteristics of the Retail Certificates--Certain Principal Payment Considerations" above.

                               YT AND HT CLASSES
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100      77       0       0
September 2001......   100     100      49       0       0
September 2002......   100     100      26       0       0
September 2003......   100     100       8       0       0
September 2004......   100     100       0       0       0
September 2005......   100     100       0       0       0
September 2006......   100     100       0       0       0
September 2007......   100     100       0       0       0
September 2008......   100     100       0       0       0
September 2009......   100     100       0       0       0
September 2010......   100     100       0       0       0
September 2011......   100     100       0       0       0
September 2012......   100     100       0       0       0
September 2013......   100     100       0       0       0
September 2014......   100     100       0       0       0
September 2015......   100      96       0       0       0
September 2016......   100      48       0       0       0
September 2017......   100       0       0       0       0
September 2018......   100       0       0       0       0
September 2019......   100       0       0       0       0
September 2020......   100       0       0       0       0
September 2021......   100       0       0       0       0
September 2022......   100       0       0       0       0
September 2023......   100       0       0       0       0
September 2024......   100       0       0       0       0
September 2025......   100       0       0       0       0
September 2026......   100       0       0       0       0
September 2027......    13       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  27.9    17.0     2.1     0.4     0.2


                                    YU CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100      55       0
September 2001......    100     100     100       0       0
September 2002......    100     100     100       0       0
September 2003......    100     100     100       0       0
September 2004......    100     100      93       0       0
September 2005......    100     100      82       0       0
September 2006......    100     100      74       0       0
September 2007......    100     100      69       0       0
September 2008......    100     100      67       0       0
September 2009......    100     100      65       0       0
September 2010......    100     100      62       0       0
September 2011......    100     100      55       0       0
September 2012......    100     100      23       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100     100       0       0       0
September 2017......    100      99       0       0       0
September 2018......    100      45       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......    100       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.3    18.9    10.4     1.1     0.4

                               YY++, YV, YW, TT++
                                 AND HV CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100      39
September 2001......    100     100     100      69       0
September 2002......    100     100     100      36       0
September 2003......    100     100     100      13       0
September 2004......    100     100     100       0       0
September 2005......    100     100     100       0       0
September 2006......    100     100     100       0       0
September 2007......    100     100     100       0       0
September 2008......    100     100     100       0       0
September 2009......    100     100     100       0       0
September 2010......    100     100     100       0       0
September 2011......    100     100     100       0       0
September 2012......    100     100     100       0       0
September 2013......    100     100      97       0       0
September 2014......    100     100      89       0       0
September 2015......    100     100      80       0       0
September 2016......    100     100      72       0       0
September 2017......    100     100      64       0       0
September 2018......    100     100      56       0       0
September 2019......    100      98      49       0       0
September 2020......    100      86      42       0       0
September 2021......    100      74      35       0       0
September 2022......    100      62      29       0       0
September 2023......    100      50      23       0       0
September 2024......    100      39      17       0       0
September 2025......    100      28      12       0       0
September 2026......    100      18       8       0       0
September 2027......    100       8       3       0       0
September 2028......     67       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   29.3    24.1    20.3     2.7     0.9


                                    HU CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100      55       0
September 2001......    100     100     100       0       0
September 2002......    100     100     100       0       0
September 2003......    100     100     100       0       0
September 2004......    100     100      93       0       0
September 2005......    100     100      82       0       0
September 2006......    100     100      74       0       0
September 2007......    100     100      69       0       0
September 2008......    100     100      67       0       0
September 2009......    100     100      65       0       0
September 2010......    100     100      62       0       0
September 2011......    100     100      56       0       0
September 2012......    100     100      23       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100     100       0       0       0
September 2017......    100      99       0       0       0
September 2018......    100      45       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......    100       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.3    18.9    10.4     1.1     0.4

                               SV AND FV CLASSES
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100      25       0       0
September 2001......   100     100       0       0       0
September 2002......   100     100       0       0       0
September 2003......   100     100       0       0       0
September 2004......   100     100       0       0       0
September 2005......   100     100       0       0       0
September 2006......   100     100       0       0       0
September 2007......   100     100       0       0       0
September 2008......   100     100       0       0       0
September 2009......   100     100       0       0       0
September 2010......   100     100       0       0       0
September 2011......   100     100       0       0       0
September 2012......   100     100       0       0       0
September 2013......   100     100       0       0       0
September 2014......   100     100       0       0       0
September 2015......   100      87       0       0       0
September 2016......   100       0       0       0       0
September 2017......   100       0       0       0       0
September 2018......   100       0       0       0       0
September 2019......   100       0       0       0       0
September 2020......   100       0       0       0       0
September 2021......   100       0       0       0       0
September 2022......   100       0       0       0       0
September 2023......   100       0       0       0       0
September 2024......   100       0       0       0       0
September 2025......   100       0       0       0       0
September 2026......   100       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  27.7    16.3     0.7     0.2     0.1

                                    KB CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100       0       0
September 2001......    100     100      31       0       0
September 2002......    100     100       0       0       0
September 2003......    100     100       0       0       0
September 2004......    100     100       0       0       0
September 2005......    100     100       0       0       0
September 2006......    100     100       0       0       0
September 2007......    100     100       0       0       0
September 2008......    100     100       0       0       0
September 2009......    100     100       0       0       0
September 2010......    100     100       0       0       0
September 2011......    100     100       0       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100      27       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   27.8    16.9     1.8     0.4     0.2

                                    KC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100       0       0
September 2001......    100     100     100       0       0
September 2002......    100     100      54       0       0
September 2003......    100     100       0       0       0
September 2004......    100     100       0       0       0
September 2005......    100     100       0       0       0
September 2006......    100     100       0       0       0
September 2007......    100     100       0       0       0
September 2008......    100     100       0       0       0
September 2009......    100     100       0       0       0
September 2010......    100     100       0       0       0
September 2011......    100     100       0       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100     100       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......     12       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.0    17.5     3.1     0.6     0.2

                                    KD CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100      24       0
September 2001......    100     100     100       0       0
September 2002......    100     100     100       0       0
September 2003......    100     100      97       0       0
September 2004......    100     100      76       0       0
September 2005......    100     100      60       0       0
September 2006......    100     100      50       0       0
September 2007......    100     100      43       0       0
September 2008......    100     100      40       0       0
September 2009......    100     100      37       0       0
September 2010......    100     100      33       0       0
September 2011......    100     100      25       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100     100       0       0       0
September 2015......    100     100       0       0       0
September 2016......    100     100       0       0       0
September 2017......    100      84       0       0       0
September 2018......    100      11       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......    100       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.2    18.5     8.1     0.9     0.4

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

++ The weighted average lives shown in the table apply to the entire YY and TT
   Classes and are not likely to reflect the experience of any particular investor in the Retail Certificates. Because investors will receive principal payments subject to the payment priorities and allocations as described under "Description of the Certificates--Characteristics of the Retail Certificates--Retail Principal Payments" above, the weighted average lives of retail class units will vary among different individual investors. See "Description of the Certificates--Characteristics of the Retail Certificates--Certain Principal Payment Considerations" above.

                                   KE CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    145%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100       0
September 2001......   100     100     100       0       0
September 2002......   100     100     100       0       0
September 2003......   100     100     100       0       0
September 2004......   100     100     100       0       0
September 2005......   100     100     100       0       0
September 2006......   100     100     100       0       0
September 2007......   100     100     100       0       0
September 2008......   100     100     100       0       0
September 2009......   100     100     100       0       0
September 2010......   100     100     100       0       0
September 2011......   100     100     100       0       0
September 2012......   100     100      85       0       0
September 2013......   100     100      50       0       0
September 2014......   100     100      14       0       0
September 2015......   100     100       0       0       0
September 2016......   100     100       0       0       0
September 2017......   100     100       0       0       0
September 2018......   100     100       0       0       0
September 2019......   100      54       0       0       0
September 2020......   100       1       0       0       0
September 2021......   100       0       0       0       0
September 2022......   100       0       0       0       0
September 2023......   100       0       0       0       0
September 2024......   100       0       0       0       0
September 2025......   100       0       0       0       0
September 2026......   100       0       0       0       0
September 2027......   100       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  28.5    20.1    14.0     1.4     0.6


                            SC, FC, HX AND HN CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100      91      43       0
September 2001......    100     100      80       0       0
September 2002......    100     100      70       0       0
September 2003......    100     100      63       0       0
September 2004......    100     100      57       0       0
September 2005......    100     100      53       0       0
September 2006......    100     100      50       0       0
September 2007......    100     100      48       0       0
September 2008......    100     100      47       0       0
September 2009......    100     100      47       0       0
September 2010......    100     100      45       0       0
September 2011......    100     100      43       0       0
September 2012......    100     100      31       0       0
September 2013......    100     100      18       0       0
September 2014......    100     100       5       0       0
September 2015......    100      98       0       0       0
September 2016......    100      79       0       0       0
September 2017......    100      59       0       0       0
September 2018......    100      39       0       0       0
September 2019......    100      20       0       0       0
September 2020......    100       1       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......     65       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.2    18.5     8.0     0.9     0.4

                              TU, WW++, TW, SU, ST,
                            FT, TY, SB, FB, LL++, HM
                                 AND HY CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    145%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100      46
September 2001......    100     100     100      81       0
September 2002......    100     100     100      43       0
September 2003......    100     100     100      15       0
September 2004......    100     100     100       0       0
September 2005......    100     100     100       0       0
September 2006......    100     100     100       0       0
September 2007......    100     100     100       0       0
September 2008......    100     100     100       0       0
September 2009......    100     100     100       0       0
September 2010......    100     100     100       0       0
September 2011......    100     100     100       0       0
September 2012......    100     100     100       0       0
September 2013......    100     100     100       0       0
September 2014......    100     100     100       0       0
September 2015......    100     100      94       0       0
September 2016......    100     100      84       0       0
September 2017......    100     100      75       0       0
September 2018......    100     100      66       0       0
September 2019......    100     100      57       0       0
September 2020......    100     100      49       0       0
September 2021......    100      86      41       0       0
September 2022......    100      72      33       0       0
September 2023......    100      59      27       0       0
September 2024......    100      45      20       0       0
September 2025......    100      33      14       0       0
September 2026......    100      21       9       0       0
September 2027......    100       9       4       0       0
September 2028......     78       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   29.4    24.8    21.3     2.9     1.0


                                    PO CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......     99      95      94      89      79
September 2001......     98      88      85      75      55
September 2002......     98      82      78      63      38
September 2003......     97      76      71      52      26
September 2004......     95      70      64      44      18
September 2005......     94      65      58      37      12
September 2006......     93      60      52      31       8
September 2007......     92      55      47      25       6
September 2008......     90      50      43      21       4
September 2009......     89      46      38      18       3
September 2010......     87      42      34      14       2
September 2011......     85      39      31      12       1
September 2012......     83      35      27      10       1
September 2013......     81      32      24       8       1
September 2014......     78      29      22       7       *
September 2015......     75      26      19       5       *
September 2016......     72      23      17       4       *
September 2017......     69      20      14       3       *
September 2018......     66      18      12       3       *
September 2019......     62      15      11       2       *
September 2020......     58      13       9       2       *
September 2021......     53      11       7       1       *
September 2022......     49       9       6       1       *
September 2023......     43       7       5       1       *
September 2024......     37       6       3       *       *
September 2025......     31       4       2       *       *
September 2026......     24       2       1       *       *
September 2027......     17       1       1       *       *
September 2028......      9       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   20.8    10.7     9.3     5.8     3.1

                                   PB CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    130%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......    96      65      65      65      44
September 2002......    91      32      32      32       0
September 2003......    86       *       *       *       0
September 2004......    80       0       0       0       0
September 2005......    74       0       0       0       0
September 2006......    68       0       0       0       0
September 2007......    61       0       0       0       0
September 2008......    53       0       0       0       0
September 2009......    44       0       0       0       0
September 2010......    35       0       0       0       0
September 2011......    25       0       0       0       0
September 2012......    14       0       0       0       0
September 2013......     2       0       0       0       0
September 2014......     0       0       0       0       0
September 2015......     0       0       0       0       0
September 2016......     0       0       0       0       0
September 2017......     0       0       0       0       0
September 2018......     0       0       0       0       0
September 2019......     0       0       0       0       0
September 2020......     0       0       0       0       0
September 2021......     0       0       0       0       0
September 2022......     0       0       0       0       0
September 2023......     0       0       0       0       0
September 2024......     0       0       0       0       0
September 2025......     0       0       0       0       0
September 2026......     0       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....   8.8     2.5     2.5     2.5     1.9

                                    PD CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100       0
September 2003......    100     100     100     100       0
September 2004......    100       0       0       0       0
September 2005......    100       0       0       0       0
September 2006......    100       0       0       0       0
September 2007......    100       0       0       0       0
September 2008......    100       0       0       0       0
September 2009......    100       0       0       0       0
September 2010......    100       0       0       0       0
September 2011......    100       0       0       0       0
September 2012......    100       0       0       0       0
September 2013......    100       0       0       0       0
September 2014......     62       0       0       0       0
September 2015......     11       0       0       0       0
September 2016......      0       0       0       0       0
September 2017......      0       0       0       0       0
September 2018......      0       0       0       0       0
September 2019......      0       0       0       0       0
September 2020......      0       0       0       0       0
September 2021......      0       0       0       0       0
September 2022......      0       0       0       0       0
September 2023......      0       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   15.3     4.5     4.5     4.5     2.6

                                    PE CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100      71
September 2003......    100     100     100     100       0
September 2004......    100      97      97      97       0
September 2005......    100      48      48      48       0
September 2006......    100       2       2       2       0
September 2007......    100       0       0       0       0
September 2008......    100       0       0       0       0
September 2009......    100       0       0       0       0
September 2010......    100       0       0       0       0
September 2011......    100       0       0       0       0
September 2012......    100       0       0       0       0
September 2013......    100       0       0       0       0
September 2014......    100       0       0       0       0
September 2015......    100       0       0       0       0
September 2016......     78       0       0       0       0
September 2017......     49       0       0       0       0
September 2018......     18       0       0       0       0
September 2019......      0       0       0       0       0
September 2020......      0       0       0       0       0
September 2021......      0       0       0       0       0
September 2022......      0       0       0       0       0
September 2023......      0       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   18.0     6.0     6.0     6.0     3.2

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

++ The weighted average lives shown in the table apply to the entire WW and LL
   Classes and are not likely to reflect the experience of any particular investor in the Retail Certificates. Because investors will receive principal payments subject to the payment priorities and allocations as described under "Description of the Certificates--Characteristics of the Retail Certificates--Retail Principal Payments" above, the weighted average lives of retail class units will vary among different individual investors. See "Description of the Certificates--Characteristics of the Retail Certificates--Certain Principal Payment Considerations" above.

                                   PF CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    130%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......   100     100     100     100     100
September 2002......   100     100     100     100     100
September 2003......   100     100     100     100      54
September 2004......   100     100     100     100       0
September 2005......   100     100     100     100       0
September 2006......   100     100     100     100       0
September 2007......   100      47      47      47       0
September 2008......   100       0       0       0       0
September 2009......   100       0       0       0       0
September 2010......   100       0       0       0       0
September 2011......   100       0       0       0       0
September 2012......   100       0       0       0       0
September 2013......   100       0       0       0       0
September 2014......   100       0       0       0       0
September 2015......   100       0       0       0       0
September 2016......   100       0       0       0       0
September 2017......   100       0       0       0       0
September 2018......   100       0       0       0       0
September 2019......    78       0       0       0       0
September 2020......    31       0       0       0       0
September 2021......     0       0       0       0       0
September 2022......     0       0       0       0       0
September 2023......     0       0       0       0       0
September 2024......     0       0       0       0       0
September 2025......     0       0       0       0       0
September 2026......     0       0       0       0       0
September 2027......     0       0       0       0       0
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  20.6     8.0     8.0     8.0     4.1

                                    PG CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100     100
September 2004......    100     100     100     100      73
September 2005......    100     100     100     100      29
September 2006......    100     100     100     100       0
September 2007......    100     100     100     100       0
September 2008......    100      98      98      98       0
September 2009......    100      70      70      70       0
September 2010......    100      46      46      46       0
September 2011......    100      26      26      26       0
September 2012......    100       9       9       9       0
September 2013......    100       0       0       0       0
September 2014......    100       0       0       0       0
September 2015......    100       0       0       0       0
September 2016......    100       0       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......     86       0       0       0       0
September 2022......     47       0       0       0       0
September 2023......      5       0       0       0       0
September 2024......      0       0       0       0       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   22.9    11.0    11.0    11.0     5.6

                                    PH CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100     100
September 2004......    100     100     100     100     100
September 2005......    100     100     100     100     100
September 2006......    100     100     100     100      97
September 2007......    100     100     100     100      65
September 2008......    100     100     100     100      43
September 2009......    100     100     100     100      28
September 2010......    100     100     100     100      18
September 2011......    100     100     100     100      10
September 2012......    100     100     100     100       6
September 2013......    100      92      92      92       2
September 2014......    100      74      74      74       0
September 2015......    100      59      59      59       0
September 2016......    100      47      47      47       0
September 2017......    100      37      37      37       0
September 2018......    100      28      28      28       0
September 2019......    100      21      21      21       0
September 2020......    100      15      15      15       0
September 2021......    100      11      11      11       0
September 2022......    100       7       7       7       0
September 2023......    100       4       4       4       0
September 2024......     38       1       1       1       0
September 2025......      0       0       0       0       0
September 2026......      0       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   24.9    17.5    17.5    17.5     9.2

                                    R CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    130%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......   100     100     100     100     100
September 2002......   100     100     100     100     100
September 2003......   100     100     100     100     100
September 2004......   100     100     100     100     100
September 2005......   100     100     100     100     100
September 2006......   100     100     100     100     100
September 2007......   100     100     100     100     100
September 2008......   100     100     100     100     100
September 2009......   100     100     100     100     100
September 2010......   100     100     100     100     100
September 2011......   100     100     100     100     100
September 2012......   100     100     100     100     100
September 2013......   100     100     100     100     100
September 2014......   100     100     100     100      99
September 2015......   100     100     100     100      66
September 2016......   100     100     100     100      44
September 2017......   100     100     100     100      29
September 2018......   100     100     100     100      19
September 2019......   100     100     100     100      12
September 2020......   100     100     100     100       8
September 2021......   100     100     100     100       5
September 2022......   100     100     100     100       3
September 2023......   100     100     100     100       2
September 2024......   100     100     100     100       1
September 2025......    78      78      78      78       1
September 2026......    43      43      43      43       *
September 2027......    15      15      15      15       *
September 2028......     0       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  26.9    26.9    26.9    26.9    17.4

                                    PI+ CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......     99      90      90      90      84
September 2002......     97      80      80      80      58
September 2003......     96      71      71      71      40
September 2004......     94      62      62      62      27
September 2005......     92      54      54      54      19
September 2006......     91      46      46      46      13
September 2007......     88      39      39      39       9
September 2008......     86      32      32      32       6
September 2009......     84      27      27      27       4
September 2010......     81      22      22      22       3
September 2011......     78      18      18      18       2
September 2012......     75      15      15      15       1
September 2013......     71      12      12      12       1
September 2014......     68      10      10      10       1
September 2015......     63       8       8       8       *
September 2016......     59       7       7       7       *
September 2017......     54       5       5       5       *
September 2018......     49       4       4       4       *
September 2019......     43       3       3       3       *
September 2020......     37       3       3       3       *
September 2021......     30       2       2       2       *
September 2022......     22       1       1       1       *
September 2023......     14       1       1       1       *
September 2024......      5       1       1       1       *
September 2025......      *       *       *       *       *
September 2026......      *       *       *       *       *
September 2027......      *       *       *       *       *
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   17.3     7.7     7.7     7.7     4.2

                                            GA CLASS
                      -----------------------------------------------------
                                         PSA PREPAYMENT
                                           ASSUMPTION
                      -----------------------------------------------------
        DATE           0%     100%    115%    130%    155%    250%    500%
        ----           --     ----    ----    ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100     100     100
September 2000......     93      49      43      43      43      43      43
September 2001......     93      49      35      35      35      35       0
September 2002......     93      49      29      29      29      29       0
September 2003......     93      49      23      23      23      23       0
September 2004......     93      49      19      19      19      19       0
September 2005......     93      49      15      15      15       1       0
September 2006......     93      49      12      12      12       0       0
September 2007......     93      49      11      11      11       0       0
September 2008......     93      47       8       8       8       0       0
September 2009......     93      41       1       1       1       0       0
September 2010......     93      32       0       0       0       0       0
September 2011......     93      21       0       0       0       0       0
September 2012......     93       7       0       0       0       0       0
September 2013......     93       0       0       0       0       0       0
September 2014......     93       0       0       0       0       0       0
September 2015......     93       0       0       0       0       0       0
September 2016......     93       0       0       0       0       0       0
September 2017......     93       0       0       0       0       0       0
September 2018......     93       0       0       0       0       0       0
September 2019......     93       0       0       0       0       0       0
September 2020......     93       0       0       0       0       0       0
September 2021......     93       0       0       0       0       0       0
September 2022......     93       0       0       0       0       0       0
September 2023......     93       0       0       0       0       0       0
September 2024......     93       0       0       0       0       0       0
September 2025......     63       0       0       0       0       0       0
September 2026......      0       0       0       0       0       0       0
September 2027......      0       0       0       0       0       0       0
September 2028......      0       0       0       0       0       0       0
September 2029......      0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....   24.4     5.9     2.5     2.5     2.5     2.0     1.0

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                           GB CLASS
                     -----------------------------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                     -----------------------------------------------------
        DATE          0%     100%    115%    130%    155%    250%    500%
        ----          --     ----    ----    ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100     100     100
September 2000......   100     100     100     100     100     100     100
September 2001......   100     100     100     100     100     100       0
September 2002......   100     100     100     100     100     100       0
September 2003......   100     100     100     100     100     100       0
September 2004......   100     100     100     100     100     100       0
September 2005......   100     100     100     100     100     100       0
September 2006......   100     100     100     100     100      29       0
September 2007......   100     100     100     100     100       1       0
September 2008......   100     100     100     100     100       *       0
September 2009......   100     100     100     100     100       *       0
September 2010......   100     100      49      49      49       *       0
September 2011......   100     100       0       0       0       *       0
September 2012......   100     100       0       0       0       *       0
September 2013......   100      40       0       0       0       *       0
September 2014......   100       0       0       0       0       *       0
September 2015......   100       0       0       0       0       *       0
September 2016......   100       0       0       0       0       *       0
September 2017......   100       0       0       0       0       *       0
September 2018......   100       0       0       0       0       *       0
September 2019......   100       0       0       0       0       *       0
September 2020......   100       0       0       0       0       *       0
September 2021......   100       0       0       0       0       *       0
September 2022......   100       0       0       0       0       *       0
September 2023......   100       0       0       0       0       *       0
September 2024......   100       0       0       0       0       *       0
September 2025......   100       0       0       0       0       *       0
September 2026......    78       0       0       0       0       *       0
September 2027......     0       0       0       0       0       *       0
September 2028......     0       0       0       0       0       0       0
September 2029......     0       0       0       0       0       0       0
Weighted Average
 Life (years)**.....  27.1    13.9    11.0    11.0    11.0     6.8     1.7

                                    HB CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100      84       0       0
September 2001......    100     100      64       0       0
September 2002......    100     100      46       0       0
September 2003......    100     100      33       0       0
September 2004......    100     100      22       0       0
September 2005......    100     100      14       0       0
September 2006......    100     100       7       0       0
September 2007......    100     100       3       0       0
September 2008......    100     100       1       0       0
September 2009......    100     100       0       0       0
September 2010......    100     100       0       0       0
September 2011......    100     100       0       0       0
September 2012......    100     100       0       0       0
September 2013......    100     100       0       0       0
September 2014......    100      71       0       0       0
September 2015......    100      26       0       0       0
September 2016......    100       0       0       0       0
September 2017......    100       0       0       0       0
September 2018......    100       0       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   27.4    15.5     3.3     0.4     0.2

                                    HD CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100      68       0
September 2001......    100     100     100       0       0
September 2002......    100     100     100       0       0
September 2003......    100     100     100       0       0
September 2004......    100     100     100       0       0
September 2005......    100     100     100       0       0
September 2006......    100     100     100       0       0
September 2007......    100     100     100       0       0
September 2008......    100     100     100       0       0
September 2009......    100     100     100       0       0
September 2010......    100     100      98       0       0
September 2011......    100     100      90       0       0
September 2012......    100     100      67       0       0
September 2013......    100     100      42       0       0
September 2014......    100     100      17       0       0
September 2015......    100     100       0       0       0
September 2016......    100      85       0       0       0
September 2017......    100      52       0       0       0
September 2018......    100      19       0       0       0
September 2019......    100       0       0       0       0
September 2020......    100       0       0       0       0
September 2021......    100       0       0       0       0
September 2022......    100       0       0       0       0
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......     52       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.0    18.1    13.7     1.2     0.5

                              HE AND HH++ CLASSES
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    130%    250%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100      53
September 2001......   100     100     100      79       0
September 2002......   100     100     100      44       0
September 2003......   100     100     100      18       0
September 2004......   100     100     100       1       0
September 2005......   100     100     100       0       0
September 2006......   100     100     100       0       0
September 2007......   100     100     100       0       0
September 2008......   100     100     100       0       0
September 2009......   100     100     100       0       0
September 2010......   100     100     100       0       0
September 2011......   100     100     100       0       0
September 2012......   100     100     100       0       0
September 2013......   100     100     100       0       0
September 2014......   100     100     100       0       0
September 2015......   100     100      97       0       0
September 2016......   100     100      87       0       0
September 2017......   100     100      78       0       0
September 2018......   100     100      69       0       0
September 2019......   100      95      60       0       0
September 2020......   100      82      51       0       0
September 2021......   100      70      43       0       0
September 2022......   100      59      36       0       0
September 2023......   100      48      28       0       0
September 2024......   100      37      21       0       0
September 2025......   100      26      15       0       0
September 2026......   100      16       9       0       0
September 2027......   100       6       4       0       0
September 2028......    63       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  29.2    23.9    21.5     3.0     1.0

                                     H CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    130%    250%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100      97      76      32
September 2001......    100     100      94      48       0
September 2002......    100     100      91      26       0
September 2003......    100     100      89      11       0
September 2004......    100     100      87       *       0
September 2005......    100     100      86       0       0
September 2006......    100     100      85       0       0
September 2007......    100     100      84       0       0
September 2008......    100     100      84       0       0
September 2009......    100     100      84       0       0
September 2010......    100     100      83       0       0
September 2011......    100     100      81       0       0
September 2012......    100     100      76       0       0
September 2013......    100     100      71       0       0
September 2014......    100      95      65       0       0
September 2015......    100      88      59       0       0
September 2016......    100      80      53       0       0
September 2017......    100      73      47       0       0
September 2018......    100      65      42       0       0
September 2019......    100      58      36       0       0
September 2020......    100      50      31       0       0
September 2021......    100      43      26       0       0
September 2022......    100      36      22       0       0
September 2023......    100      29      17       0       0
September 2024......    100      22      13       0       0
September 2025......    100      16       9       0       0
September 2026......    100      10       6       0       0
September 2027......     73       4       2       0       0
September 2028......     38       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.7    21.2    16.7     2.1     0.8

                                     A CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    177%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......     99      92      87      76      66
September 2001......     99      84      75      56      42
September 2002......     98      76      64      41      26
September 2003......     97      69      55      30      15
September 2004......     96      63      47      21       7
September 2005......     95      56      39      14       2
September 2006......     94      50      33       8       0
September 2007......     93      45      27       4       0
September 2008......     92      40      22       1       0
September 2009......     90      35      17       0       0
September 2010......     88      30      13       0       0
September 2011......     87      25       9       0       0
September 2012......     85      21       6       0       0
September 2013......     82      17       4       0       0
September 2014......     80      13       1       0       0
September 2015......     77       9       0       0       0
September 2016......     74       6       0       0       0
September 2017......     71       2       0       0       0
September 2018......     67       0       0       0       0
September 2019......     63       0       0       0       0
September 2020......     59       0       0       0       0
September 2021......     54       0       0       0       0
September 2022......     48       0       0       0       0
September 2023......     42       0       0       0       0
September 2024......     36       0       0       0       0
September 2025......     28       0       0       0       0
September 2026......     20       0       0       0       0
September 2027......     11       0       0       0       0
September 2028......      1       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   20.8     7.8     5.5     3.0     2.1

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

++ The weighted average lives shown in the table apply to the entire HH Class and are not likely to reflect the experience of any particular investor in the Retail Certificates. Because investors will receive principal payments subject to the payment priorities and allocations as described under "Description of the Certificates--Characteristics of the Retail Certificates--Retail Principal Payments" above, the weighted average lives of retail class units will vary among different individual investors. See "Description of the Certificates--Characteristics of the Retail Certificates--Certain Principal Payment Considerations" above.

                                    C CLASS
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    177%    350%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......   100     100     100     100     100
September 2001......   100     100     100     100     100
September 2002......   100     100     100     100     100
September 2003......   100     100     100     100     100
September 2004......   100     100     100     100     100
September 2005......   100     100     100     100     100
September 2006......   100     100     100     100      81
September 2007......   100     100     100     100      54
September 2008......   100     100     100     100      37
September 2009......   100     100     100      82      24
September 2010......   100     100     100      61      16
September 2011......   100     100     100      46      11
September 2012......   100     100     100      34       7
September 2013......   100     100     100      24       4
September 2014......   100     100     100      18       3
September 2015......   100     100      89      12       2
September 2016......   100     100      68       8       1
September 2017......   100     100      51       6       1
September 2018......   100      92      35       3       *
September 2019......   100      60      22       2       *
September 2020......   100      29      10       1       *
September 2021......   100       0       0       0       0
September 2022......   100       0       0       0       0
September 2023......   100       0       0       0       0
September 2024......   100       0       0       0       0
September 2025......   100       0       0       0       0
September 2026......   100       0       0       0       0
September 2027......   100       0       0       0       0
September 2028......   100       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  29.6    20.4    18.3    12.5     9.0

                               N, S+ AND F CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    180%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......     99      93      88      78      69
September 2001......     98      86      77      61      48
September 2002......     98      79      68      47      33
September 2003......     97      73      59      36      22
September 2004......     95      67      52      28      15
September 2005......     94      62      45      22      11
September 2006......     93      56      39      17       7
September 2007......     92      52      34      13       5
September 2008......     90      47      29      10       3
September 2009......     89      42      25       7       2
September 2010......     87      38      21       6       1
September 2011......     85      34      18       4       1
September 2012......     83      30      15       3       1
September 2013......     81      27      13       2       *
September 2014......     78      23      11       2       *
September 2015......     75      20       9       1       *
September 2016......     72      17       7       1       *
September 2017......     69      14       5       1       *
September 2018......     66      11       4       *       *
September 2019......     62       8       3       *       *
September 2020......     58       6       2       *       *
September 2021......     53       3       1       *       *
September 2022......     49       1       *       *       *
September 2023......     43       0       0       0       0
September 2024......     37       0       0       0       0
September 2025......     31       0       0       0       0
September 2026......     24       0       0       0       0
September 2027......     17       0       0       0       0
September 2028......      9       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   20.8     9.4     6.8     3.9     2.7

                                    DA CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    158%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......     99      90      86      71      60
September 2001......     98      81      73      49      32
September 2002......     96      73      62      32      13
September 2003......     95      65      52      18       0
September 2004......     94      57      43       7       0
September 2005......     92      50      34       0       0
September 2006......     90      44      27       0       0
September 2007......     88      37      20       0       0
September 2008......     86      31      14       0       0
September 2009......     84      25       8       0       0
September 2010......     82      20       3       0       0
September 2011......     79      15       0       0       0
September 2012......     76      10       0       0       0
September 2013......     73       5       0       0       0
September 2014......     70       1       0       0       0
September 2015......     66       0       0       0       0
September 2016......     63       0       0       0       0
September 2017......     58       0       0       0       0
September 2018......     54       0       0       0       0
September 2019......     49       0       0       0       0
September 2020......     44       0       0       0       0
September 2021......     38       0       0       0       0
September 2022......     32       0       0       0       0
September 2023......     25       0       0       0       0
September 2024......     18       0       0       0       0
September 2025......     10       0       0       0       0
September 2026......      1       0       0       0       0
September 2027......      0       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   18.1     6.6     4.7     2.3     1.5

                                    DB CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    158%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100     100
September 2004......    100     100     100     100      68
September 2005......    100     100     100      96      47
September 2006......    100     100     100      74      32
September 2007......    100     100     100      57      22
September 2008......    100     100     100      43      15
September 2009......    100     100     100      33      10
September 2010......    100     100     100      25       7
September 2011......    100     100      96      19       4
September 2012......    100     100      83      14       3
September 2013......    100     100      70      10       2
September 2014......    100     100      59       8       1
September 2015......    100      90      49       6       1
September 2016......    100      76      40       4       1
September 2017......    100      63      32       3       *
September 2018......    100      51      25       2       *
September 2019......    100      39      18       1       *
September 2020......    100      28      13       1       *
September 2021......    100      17       8       *       *
September 2022......    100       7       3       *       *
September 2023......    100       0       0       0       0
September 2024......    100       0       0       0       0
September 2025......    100       0       0       0       0
September 2026......    100       0       0       0       0
September 2027......     72       0       0       0       0
September 2028......     37       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   28.6    19.2    16.5     9.5     6.6

                              SN+ AND FN CLASSES
                     -------------------------------------
                                PSA PREPAYMENT
                                  ASSUMPTION
                     -------------------------------------
        DATE          0%     100%    158%    350%    500%
        ----          --     ----    ----    ----    ----
Initial Percent.....   100     100     100     100     100
September 2000......    99      93      89      78      69
September 2001......    98      86      79      60      47
September 2002......    97      79      71      47      33
September 2003......    96      73      63      36      22
September 2004......    95      67      55      28      15
September 2005......    94      61      49      22      10
September 2006......    92      56      43      17       7
September 2007......    91      51      38      13       5
September 2008......    89      47      33      10       3
September 2009......    88      42      29       7       2
September 2010......    86      38      25       6       1
September 2011......    84      34      22       4       1
September 2012......    82      30      19       3       1
September 2013......    79      27      16       2       *
September 2014......    77      23      13       2       *
September 2015......    74      20      11       1       *
September 2016......    71      17       9       1       *
September 2017......    68      14       7       1       *
September 2018......    64      11       6       *       *
September 2019......    60       9       4       *       *
September 2020......    56       6       3       *       *
September 2021......    52       4       2       *       *
September 2022......    47       2       1       *       *
September 2023......    42       0       0       0       0
September 2024......    36       0       0       0       0
September 2025......    30       0       0       0       0
September 2026......    23       0       0       0       0
September 2027......    16       0       0       0       0
September 2028......     8       0       0       0       0
September 2029......     0       0       0       0       0
Weighted Average
 Life (years)**.....  20.5     9.4     7.4     3.9     2.7

                                    BA CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    184%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......     99      92      86      74      63
September 2001......     99      84      73      53      37
September 2002......     98      76      61      37      20
September 2003......     97      69      51      24       7
September 2004......     96      62      42      14       0
September 2005......     95      56      35       7       0
September 2006......     94      50      28       1       0
September 2007......     92      44      21       0       0
September 2008......     91      39      16       0       0
September 2009......     89      34      11       0       0
September 2010......     87      29       7       0       0
September 2011......     85      25       3       0       0
September 2012......     83      21       0       0       0
September 2013......     81      17       0       0       0
September 2014......     78      13       0       0       0
September 2015......     75       9       0       0       0
September 2016......     72       6       0       0       0
September 2017......     68       2       0       0       0
September 2018......     64       0       0       0       0
September 2019......     60       0       0       0       0
September 2020......     55       0       0       0       0
September 2021......     49       0       0       0       0
September 2022......     43       0       0       0       0
September 2023......     37       0       0       0       0
September 2024......     29       0       0       0       0
September 2025......     21       0       0       0       0
September 2026......     13       0       0       0       0
September 2027......      3       0       0       0       0
September 2028......      0       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   20.0     7.8     4.9     2.6     1.8

                                    BC CLASS
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    184%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......    100     100     100     100     100
September 2001......    100     100     100     100     100
September 2002......    100     100     100     100     100
September 2003......    100     100     100     100     100
September 2004......    100     100     100     100      94
September 2005......    100     100     100     100      65
September 2006......    100     100     100     100      44
September 2007......    100     100     100      80      30
September 2008......    100     100     100      62      21
September 2009......    100     100     100      47      14
September 2010......    100     100     100      36      10
September 2011......    100     100     100      28       7
September 2012......    100     100      99      21       4
September 2013......    100     100      84      16       3
September 2014......    100     100      72      12       2
September 2015......    100     100      60       9       1
September 2016......    100     100      50       7       1
September 2017......    100     100      42       5       1
September 2018......    100      97      34       4       *
September 2019......    100      82      27       3       *
September 2020......    100      68      22       2       *
September 2021......    100      55      16       1       *
September 2022......    100      43      12       1       *
September 2023......    100      30       8       *       *
September 2024......    100      19       5       *       *
September 2025......    100       8       2       *       *
September 2026......    100       0       0       0       0
September 2027......    100       0       0       0       0
September 2028......     60       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   29.2    22.6    17.9    10.9     7.5

                              SJ+, FJ AND J CLASSES
                      -------------------------------------
                                 PSA PREPAYMENT
                                   ASSUMPTION
                      -------------------------------------
        DATE           0%     100%    199%    350%    500%
        ----           --     ----    ----    ----    ----
Initial Percent.....    100     100     100     100     100
September 2000......     99      93      87      78      69
September 2001......     99      87      76      61      48
September 2002......     98      80      66      48      33
September 2003......     98      74      57      37      23
September 2004......     97      69      50      29      16
September 2005......     96      64      43      22      11
September 2006......     95      59      37      17       7
September 2007......     94      54      32      13       5
September 2008......     93      50      28      10       4
September 2009......     92      46      24       8       2
September 2010......     90      42      20       6       2
September 2011......     89      38      17       5       1
September 2012......     87      34      15       4       1
September 2013......     85      31      12       3       1
September 2014......     83      28      10       2       *
September 2015......     80      25       9       2       *
September 2016......     78      22       7       1       *
September 2017......     75      19       6       1       *
September 2018......     71      17       5       1       *
September 2019......     68      14       4       *       *
September 2020......     64      12       3       *       *
September 2021......     59      10       2       *       *
September 2022......     54       7       2       *       *
September 2023......     49       5       1       *       *
September 2024......     43       3       1       *       *
September 2025......     36       1       *       *       *
September 2026......     28       0       0       0       0
September 2027......     20       0       0       0       0
September 2028......     10       0       0       0       0
September 2029......      0       0       0       0       0
Weighted Average
 Life (years)**.....   21.8    10.4     6.7     4.0     2.7

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

CHARACTERISTICS OF THE R AND RL CLASSES

     In addition to payments of principal and interest, the Holders of the R Class will be entitled to receive the proceeds of any assets of the Trust that remain after the principal balances of all Classes are reduced to zero. The RL Class will not have a principal balance and will not bear interest. If any assets of the Lower Tier REMIC remain after the principal balances of the Lower Tier Regular Interests are reduced to zero, we will pay the proceeds of those assets to the Holder of the RL Class. Fannie Mae does not expect that any material assets will remain in either case.

     The R and RL Classes will be subject to certain transfer restrictions. We will not permit transfer of record or beneficial ownership of an R or RL Certificate to a "disqualified organization." In addition, we will not permit transfer of record or beneficial ownership of an R or RL Certificate to any person that is not a "U.S. Person" without our written consent. Treasury Department regulations (the "Regulations") provide that a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The RL Class will, and the R Class may, constitute a noneconomic residual interest under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of Certificates--Special Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, we will be obligated to provide to these Holders (i) information necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the R or RL Class that may be required under the Code.

               CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The Certificates and payments on the Certificates are not generally exempt from taxation. Therefore, you should consider the tax consequences of holding a Certificate before you acquire one. The following tax discussion supplements the discussion under the caption "Certain Federal Income Tax Consequences" in the REMIC Prospectus. When read together, the two discussions describe the current federal income tax treatment of beneficial owners of Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of beneficial owners, some of which may be subject to special rules. In addition, these discussions may not apply to your particular circumstances for one of the reasons explained in the REMIC Prospectus. You should consult your own tax advisors regarding the federal income tax consequences of holding and disposing of Certificates as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

REMIC ELECTIONS AND SPECIAL TAX ATTRIBUTES

     We will elect to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The REMIC Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests" and the RL Class will be designated as the "residual interest" in the Lower Tier REMIC.

     Because the Lower Tier REMIC and the Trust will qualify as REMICs, the REMIC Certificates and any related RCR Certificates generally will be treated as "regular or residual interests in a

REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--REMIC Election and Special Tax Attributes" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF REGULAR CERTIFICATES

     The Notional Classes, the Principal Only Classes and the SB, SC and PH Classes will be issued with original issue discount ("OID"), and certain other Classes of REMIC Certificates may be issued with OID. If a Class is issued with OID, a beneficial owner of a Certificate of that Class generally must recognize some taxable income in advance of the receipt of the cash attributable to that income. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount" in the REMIC Prospectus. In addition, certain Classes of REMIC Certificates may be treated as having been issued at a premium. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Regular Certificates Purchased at a Premium" in the REMIC Prospectus.

     The Prepayment Assumptions that will be used in determining the rate of accrual of OID will be as follows:

CERTIFICATE GROUP  PSA PREPAYMENT ASSUMPTION
-----------------  -------------------------
        1                    145%
        2                    130%
        3                    177%
        4                    180%
        5                    158%
        6                    184%
        7                    199%

See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Treatment of Original Issue Discount--Daily Portions of Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS or the Ginnie Mae Certificates will prepay at any of those rates or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" in this prospectus supplement and "Description of Certificates--Weighted Average Life and Final Distribution Date" in the REMIC Prospectus.

     Additional tax consequences affecting beneficial owners of Retail Certificates are discussed under "Description of the Certificates--Characteristics of the Retail Certificates--Retail Principal Payments--Tax Information" in this prospectus supplement.

TAXATION OF BENEFICIAL OWNERS OF RESIDUAL CERTIFICATES

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about August 20, 1999. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Treatment of Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus.

TAXATION OF BENEFICIAL OWNERS OF RCR CERTIFICATES

     General. The RCR Classes will be created, sold and administered pursuant to an arrangement that will be classified as a grantor trust under subpart E, part I of subchapter J of the Code. The REMIC Certificates that are exchanged for RCR Certificates (including any exchanges effective on the Settlement Date) will be the assets of the trust, and the RCR Certificates will represent an ownership interest in those REMIC Certificates. For a general discussion of the federal income tax treatment of beneficial owners of REMIC Certificates, see "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

     The RCR Classes (each, a "Combination RCR Class") will represent the beneficial ownership of the underlying REMIC Certificates set forth in Schedule
1. Each Certificate of a Combination RCR Class (a "Combination RCR Certificate") will represent beneficial ownership of undivided interests in two or more underlying REMIC Certificates.

     Combination RCR Classes. A beneficial owner of a Combination RCR Certificate will be treated as the beneficial owner of a proportionate interest in the REMIC Certificates underlying that Combination RCR Certificate. A beneficial owner of a Combination RCR Certificate must allocate its cost to acquire that Certificate among the underlying REMIC Certificates in proportion to their relative fair market values at the time of acquisition. Such owner should account for its ownership interest in each underlying REMIC Certificate as described under "--Taxation of Beneficial Owners of Regular Certificates" in this prospectus supplement and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus. When a beneficial owner sells a Combination RCR Certificate, the owner must allocate the sale proceeds among the underlying REMIC Certificates in proportion to their relative fair market values at the time of sale.

     Exchanges. If a beneficial owner exchanges one or more REMIC Certificates for the related RCR Certificate or Certificates in the manner described under "Description of the Certificates--Combination and Recombination" in this prospectus supplement, the exchange will not be taxable. Likewise, if a beneficial owner exchanges one or more RCR Certificates for the related REMIC Certificate or Certificates in the manner described in that discussion, the exchange will not be a taxable exchange. In each of these cases, the beneficial owner will be treated as continuing to own after the exchange the same combination of interests in the related REMIC Certificates (or the same interest in the related REMIC Certificate) that it owned immediately prior to the exchange.

                              PLAN OF DISTRIBUTION

     General. We are obligated to deliver the Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer") in exchange for the MBS and the Ginnie Mae Certificates. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect these transactions to or through other dealers.

     Increase in Certificates. Before the Settlement Date, we and the Dealer may agree to offer Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes in addition to those contemplated as of the date of this prospectus supplement. In this event, we will increase the related MBS or Ginnie Mae Certificates in principal balance, but we expect that all these additional MBS or Ginnie Mae Certificates will have the same characteristics as described under "Description of the Certificates--The MBS" and "--The Ginnie Mae Certificates." The proportion that the original principal balance of each Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 or Group 7 Class bears to the aggregate original principal balance of all Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 or Group 7 Classes, respectively, will remain the same. In addition, the dollar amounts shown in the Principal Balance Schedules will be increased to correspond to the increase of the principal balances of the applicable Classes.

                                 LEGAL MATTERS

     Brown & Wood LLP will provide legal representation for Fannie Mae. Milbank, Tweed, Hadley & McCloy LLP will provide legal representation for the Dealer.

                                                                      SCHEDULE 1

                          AVAILABLE RECOMBINATIONS(1)

           REMIC CERTIFICATES               RCR CERTIFICATES
-----------------------------------------   -------
                               ORIGINAL
                               PRINCIPAL      RCR
         CLASSES                BALANCE     CLASSES
         -------               ---------    -------
 RECOMBINATION 1
SP                            $ 1,388,889    SY
SQ                              1,944,445
RECOMBINATION 2
SB                              2,957,523    HM
FB                             14,787,611
RECOMBINATION 3
SC                              4,507,334    HN
FC                             22,536,666

           REMIC CERTIFIC         RCR CERTIFICATES
-------------------------  -----------------------------------
                             ORIGINAL
                             PRINCIPAL     INTEREST  INTEREST
         CLASSES              BALANCE        RATE     TYPE(2)
         -------             ---------     --------  --------
 RECOMBINATION 1
SP                          $ 3,333,334      (3)      INV
SQ
RECOMBINATION 2
SB                           17,745,134      7.5%     FIX
FB
RECOMBINATION 3
SC                           27,044,000      7.5      FIX
FC

           REMIC CERTIFIC             RCR CERTIFICATES
-------------------------  --------------------------------------
                                                      FINAL
                           PRINCIPAL    CUSIP        MATURITY
         CLASSES            TYPE(2)    NUMBER          DATE
         -------           ---------   ------        --------
 RECOMBINATION 1
SP                          SUP       31359W3L3   October 2029
SQ
RECOMBINATION 2
SB                          SUP       31359W3M1   October 2029
FB
RECOMBINATION 3
SC                          SUP       31359W3N9    July 2028
FC

---------------
(1) The principal balances of the REMIC Certificates and RCR Certificates involved in any exchange will bear the same proportionate relationship as that borne by the original principal balances of the related Classes.
(2) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(3) For a description of this interest rate, see "Description of the Certificates--Distributions of Interest" herein.

                          PRINCIPAL BALANCE SCHEDULES
LA CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
September 2000......  $83,055,000.00
October 2000........   76,964,651.09
November 2000.......   70,710,931.69
December 2000.......   64,296,609.45
January 2001........   57,724,529.77
February 2001.......   51,185,506.62

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2001..........  $44,679,369.46
April 2001..........   38,205,948.64
May 2001............   31,765,075.39
June 2001...........   25,356,581.77
July 2001...........   18,980,300.75

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2001.........  $12,636,066.12
September 2001......    6,323,712.55
October 2001........       43,075.54
November 2001 and
  thereafter........            0.00

LB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
October 2001........  $55,938,000.00
November 2001.......   49,731,991.47
December 2001.......   43,514,297.51
January 2002........   37,327,831.71

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2002.......  $31,172,432.94
March 2002..........   25,047,940.88
April 2002..........   18,954,196.07
May 2002............   12,891,039.83

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2002...........  $ 6,858,314.33
July 2002...........      855,862.53
August 2002 and
  thereafter........            0.00

LC CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
July 2002...........  $86,420,000.00
August 2002.........   81,303,528.20
September 2002......   75,361,155.92
October 2002........   69,448,591.07
November 2002.......   63,565,679.82
December 2002.......   57,712,269.13

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2003........  $51,888,206.74
February 2003.......   46,093,341.19
March 2003..........   40,327,521.79
April 2003..........   34,590,598.62
May 2003............   28,882,422.54
June 2003...........   23,202,845.16

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
July 2003...........  $17,551,718.88
August 2003.........   11,928,896.83
September 2003......    6,334,232.91
October 2003........      767,581.78
November 2003 and
  thereafter........            0.00

LD CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
October 2003........  $48,257,000.00
November 2003.......   43,485,798.82
December 2003.......   37,974,740.18
January 2004........   32,491,262.74

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2004.......  $27,035,224.11
March 2004..........   21,606,482.63
April 2004..........   16,204,897.39
May 2004............   10,830,328.18

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2004...........  $ 5,482,635.52
July 2004...........      161,680.65
August 2004 and
  thereafter........            0.00

LJ CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
July 2004...........  $10,343,000.00
August 2004.........    9,004,043.78
September 2004......    7,629,813.29
October 2004........    6,262,450.39

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2004.......  $ 4,901,919.60
December 2004.......    3,548,185.65
January 2005........    2,201,213.44

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2005.......  $   860,968.06
March 2005 and
  thereafter........            0.00

LI CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
February 2005.......  $113,964,000.00
March 2005..........   113,491,414.77
April 2005..........   112,164,519.01
May 2005............   110,844,246.41
June 2005...........   109,530,562.74
July 2005...........   108,223,434.00
August 2005.........   106,922,826.32
September 2005......   105,628,706.02
October 2005........   104,341,039.60
November 2005.......   103,059,793.73
December 2005.......   101,784,935.24
January 2006........   100,516,431.14
February 2006.......    99,254,248.61
March 2006..........    97,998,354.99
April 2006..........    96,748,717.80
May 2006............    95,505,304.72
June 2006...........    94,268,083.59
July 2006...........    93,037,022.43
August 2006.........    91,812,089.42
September 2006......    90,593,252.88
October 2006........    89,380,481.34
November 2006.......    88,173,743.45
December 2006.......    86,973,008.04
January 2007........    85,778,244.09
February 2007.......    84,589,420.75
March 2007..........    83,406,507.33
April 2007..........    82,229,473.28
May 2007............    81,058,288.23
June 2007...........    79,892,921.95
July 2007...........    78,733,344.37
August 2007.........    77,579,525.57
September 2007......    76,431,435.80
October 2007........    75,289,045.44
November 2007.......    74,152,325.05
December 2007.......    73,021,245.30
January 2008........    71,906,117.02
February 2008.......    70,806,995.56
March 2008..........    69,723,657.90
April 2008..........    68,655,884.07
May 2008............    67,603,457.13
June 2008...........    66,566,163.09
July 2008...........    65,543,790.93
August 2008.........    64,536,132.50
September 2008......    63,542,982.52
October 2008........    62,564,138.51
November 2008.......    61,599,400.80
December 2008.......    60,648,572.44
January 2009........    59,711,459.18
February 2009.......    58,787,869.46
March 2009..........    57,877,614.32
April 2009..........    56,980,507.43

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
May 2009............  $ 56,096,365.00
June 2009...........    55,225,005.75
July 2009...........    54,366,250.94
August 2009.........    53,519,924.23
September 2009......    52,685,851.74
October 2009........    51,863,861.97
November 2009.......    51,053,785.78
December 2009.......    50,255,456.35
January 2010........    49,468,709.16
February 2010.......    48,693,381.95
March 2010..........    47,929,314.70
April 2010..........    47,176,349.58
May 2010............    46,434,330.93
June 2010...........    45,703,105.24
July 2010...........    44,982,521.13
August 2010.........    44,272,429.26
September 2010......    43,572,682.39
October 2010........    42,883,135.29
November 2010.......    42,203,644.71
December 2010.......    41,534,069.42
January 2011........    40,874,270.08
February 2011.......    40,224,109.32
March 2011..........    39,583,451.63
April 2011..........    38,952,163.39
May 2011............    38,330,112.79
June 2011...........    37,717,169.87
July 2011...........    37,113,206.46
August 2011.........    36,518,096.12
September 2011......    35,931,714.21
October 2011........    35,353,937.76
November 2011.......    34,784,645.52
December 2011.......    34,223,717.92
January 2012........    33,671,037.02
February 2012.......    33,126,486.52
March 2012..........    32,589,951.73
April 2012..........    32,061,319.53
May 2012............    31,540,478.37
June 2012...........    31,027,318.24
July 2012...........    30,521,730.65
August 2012.........    30,023,608.61
September 2012......    29,532,846.60
October 2012........    29,049,340.58
November 2012.......    28,572,987.92
December 2012.......    28,103,687.43
January 2013........    27,641,339.31
February 2013.......    27,185,845.15
March 2013..........    26,737,107.88
April 2013..........    26,295,031.79
May 2013............    25,859,522.49
June 2013...........    25,430,486.90
July 2013...........    25,007,833.23

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
August 2013.........  $ 24,591,470.95
September 2013......    24,181,310.79
October 2013........    23,777,264.72
November 2013.......    23,379,245.92
December 2013.......    22,987,168.79
January 2014........    22,600,948.89
February 2014.......    22,220,502.98
March 2014..........    21,845,748.95
April 2014..........    21,476,605.83
May 2014............    21,112,993.80
June 2014...........    20,754,834.11
July 2014...........    20,402,049.13
August 2014.........    20,054,562.29
September 2014......    19,712,298.09
October 2014........    19,375,182.09
November 2014.......    19,043,140.86
December 2014.......    18,716,102.01
January 2015........    18,393,994.13
February 2015.......    18,076,746.83
March 2015..........    17,764,290.69
April 2015..........    17,456,557.24
May 2015............    17,153,478.98
June 2015...........    16,854,989.35
July 2015...........    16,561,022.69
August 2015.........    16,271,514.27
September 2015......    15,986,400.28
October 2015........    15,705,617.76
November 2015.......    15,429,104.66
December 2015.......    15,156,799.76
January 2016........    14,888,642.73
February 2016.......    14,624,574.05
March 2016..........    14,364,535.04
April 2016..........    14,108,467.85
May 2016............    13,856,315.41
June 2016...........    13,608,021.46
July 2016...........    13,363,530.53
August 2016.........    13,122,787.92
September 2016......    12,885,739.68
October 2016........    12,652,332.64
November 2016.......    12,422,514.33
December 2016.......    12,196,233.06
January 2017........    11,973,437.83
February 2017.......    11,754,078.36
March 2017..........    11,538,105.07
April 2017..........    11,325,469.09
May 2017............    11,116,122.21
June 2017...........    10,910,016.90
July 2017...........    10,707,106.30
August 2017.........    10,507,344.20
September 2017......    10,310,685.04

        LI CLASS (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
October 2017........  $ 10,117,083.90
November 2017.......     9,926,496.49
December 2017.......     9,738,879.12
January 2018........     9,554,188.74
February 2018.......     9,372,382.89
March 2018..........     9,193,419.69
April 2018..........     9,017,257.87
May 2018............     8,843,856.74
June 2018...........     8,673,176.15
July 2018...........     8,505,176.55
August 2018.........     8,339,818.92
September 2018......     8,177,064.80
October 2018........     8,016,876.25
November 2018.......     7,859,215.90
December 2018.......     7,704,046.87
January 2019........     7,551,332.81
February 2019.......     7,401,037.89
March 2019..........     7,253,126.77
April 2019..........     7,107,564.60
May 2019............     6,964,317.05
June 2019...........     6,823,350.24
July 2019...........     6,684,630.79
August 2019.........     6,548,125.78
September 2019......     6,413,802.75
October 2019........     6,281,629.70
November 2019.......     6,151,575.09
December 2019.......     6,023,607.81
January 2020........     5,897,697.19
February 2020.......     5,773,813.01
March 2020..........     5,651,925.46
April 2020..........     5,532,005.15
May 2020............     5,414,023.10
June 2020...........     5,297,950.77
July 2020...........     5,183,759.98
August 2020.........     5,071,422.97
September 2020......     4,960,912.39
October 2020........     4,852,201.24
November 2020.......     4,745,262.92
December 2020.......     4,640,071.21
January 2021........     4,536,600.25
February 2021.......     4,434,824.56
March 2021..........     4,334,719.01

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
April 2021..........  $  4,236,258.83
May 2021............     4,139,419.59
June 2021...........     4,044,177.23
July 2021...........     3,950,508.01
August 2021.........     3,858,388.52
September 2021......     3,767,795.72
October 2021........     3,678,706.85
November 2021.......     3,591,099.51
December 2021.......     3,504,951.59
January 2022........     3,420,241.32
February 2022.......     3,336,947.22
March 2022..........     3,255,048.12
April 2022..........     3,174,523.16
May 2022............     3,095,351.76
June 2022...........     3,017,513.64
July 2022...........     2,940,988.83
August 2022.........     2,865,757.61
September 2022......     2,791,800.55
October 2022........     2,719,098.52
November 2022.......     2,647,632.64
December 2022.......     2,577,384.30
January 2023........     2,508,335.16
February 2023.......     2,440,467.14
March 2023..........     2,373,762.43
April 2023..........     2,308,203.47
May 2023............     2,243,772.92
June 2023...........     2,180,453.73
July 2023...........     2,118,229.08
August 2023.........     2,057,082.39
September 2023......     1,996,997.30
October 2023........     1,937,957.70
November 2023.......     1,879,947.73
December 2023.......     1,822,951.71
January 2024........     1,766,954.24
February 2024.......     1,711,940.09
March 2024..........     1,657,894.28
April 2024..........     1,604,802.04
May 2024............     1,552,648.80
June 2024...........     1,501,420.22
July 2024...........     1,451,102.13
August 2024.........     1,401,680.62
September 2024......     1,353,141.92

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
October 2024........  $  1,305,472.49
November 2024.......     1,258,658.99
December 2024.......     1,212,688.26
January 2025........     1,167,547.33
February 2025.......     1,123,223.42
March 2025..........     1,079,703.93
April 2025..........     1,036,976.45
May 2025............       995,028.74
June 2025...........       953,848.74
July 2025...........       913,424.58
August 2025.........       873,744.52
September 2025......       834,797.04
October 2025........       796,570.76
November 2025.......       759,054.46
December 2025.......       722,237.09
January 2026........       686,107.77
February 2026.......       650,655.76
March 2026..........       615,870.49
April 2026..........       581,741.53
May 2026............       548,258.62
June 2026...........       515,411.63
July 2026...........       483,190.58
August 2026.........       451,585.66
September 2026......       420,587.17
October 2026........       390,185.56
November 2026.......       360,371.43
December 2026.......       331,135.52
January 2027........       302,468.67
February 2027.......       274,361.91
March 2027..........       246,806.35
April 2027..........       219,793.25
May 2027............       193,314.00
June 2027...........       167,360.12
July 2027...........       141,923.25
August 2027.........       116,995.13
September 2027......        92,567.67
October 2027........        68,632.84
November 2027.......        45,182.78
December 2027.......        22,209.71
January 2028 and
  thereafter........             0.00

QE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
July 2004...........  $15,000,000.00
August 2004.........   14,438,411.39
September 2004......   13,862,027.95
October 2004........   13,288,524.93
November 2004.......   12,717,887.46

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
December 2004.......  $12,150,100.73
January 2005........   11,585,150.03
February 2005.......   11,023,020.72
March 2005..........   10,463,698.22
April 2005..........    9,907,168.04
May 2005............    9,353,415.75

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2005...........  $ 8,802,427.03
July 2005...........    8,254,187.58
August 2005.........    7,708,683.22
September 2005......    7,165,899.81
October 2005........    6,625,823.30
November 2005.......    6,088,439.72

        QE CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
December 2005.......  $ 5,553,735.15
January 2006........    5,021,695.76
February 2006.......    4,492,307.77
March 2006..........    3,965,557.50
April 2006..........    3,441,431.32

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2006............  $ 2,919,915.66
June 2006...........    2,400,997.06
July 2006...........    1,884,662.08
August 2006.........    1,370,897.39

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
September 2006......  $   859,689.70
October 2006........      351,025.81
November 2006 and
  thereafter........            0.00

LE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
July 2004...........  $86,330,000.00
August 2004.........   83,097,870.34
September 2004......   79,780,591.53
October 2004........   76,479,890.48
November 2004.......   73,195,681.60
December 2004.......   69,927,879.73
January 2005........   66,676,400.15
February 2005.......   63,441,158.57
March 2005..........   60,222,071.14
April 2005..........   57,019,054.44

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2005............  $53,832,025.47
June 2005...........   50,660,901.68
July 2005...........   47,505,600.92
August 2005.........   44,366,041.47
September 2005......   41,242,142.03
October 2005........   38,133,821.72
November 2005.......   35,041,000.08
December 2005.......   31,963,597.05
January 2006........   28,901,532.99
February 2006.......   25,854,728.67

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2006..........  $22,823,105.27
April 2006..........   19,806,584.37
May 2006............   16,805,087.95
June 2006...........   13,818,538.41
July 2006...........   10,846,858.51
August 2006.........    7,889,971.45
September 2006......    4,947,800.79
October 2006........    2,020,270.52
November 2006 and
  thereafter........            0.00

LF CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
October 2006........  $25,976,000.00
November 2006.......   24,928,197.55
December 2006.......   21,526,105.83
January 2007........   18,140,933.30

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2007.......  $14,772,592.54
March 2007..........   11,420,996.58
April 2007..........    8,086,058.89
May 2007............    4,767,693.39

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2007...........  $ 1,465,814.44
July 2007 and
  thereafter........            0.00

LG CLASS PLANNED BALANCES

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
Initial Balance
through
June 2007...........  $180,433,000.00
July 2007...........   178,613,336.86
August 2007.........   175,344,175.87
September 2007......   172,091,247.15
October 2007........   168,854,466.81
November 2007.......   165,633,751.40
December 2007.......   162,429,017.89
January 2008........   159,269,480.27
February 2008.......   156,155,295.43
March 2008..........   153,085,831.47
April 2008..........   150,060,465.13
May 2008............   147,078,581.73
June 2008...........   144,139,575.01
July 2008...........   141,242,847.03
August 2008.........   138,387,808.06
September 2008......   135,573,876.44
October 2008........   132,800,478.54

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
November 2008.......  $130,067,048.56
December 2008.......   127,373,028.49
January 2009........   124,717,867.98
February 2009.......   122,101,024.23
March 2009..........   119,521,961.92
April 2009..........   116,980,153.04
May 2009............   114,475,076.88
June 2009...........   112,006,219.86
July 2009...........   109,573,075.45
August 2009.........   107,175,144.10
September 2009......   104,811,933.13
October 2009........   102,482,956.61
November 2009.......   100,187,735.30
December 2009.......    97,925,796.57
January 2010........    95,696,674.26
February 2010.......    93,499,908.63
March 2010..........    91,335,046.29

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
April 2010..........  $ 89,201,640.06
May 2010............    87,099,248.91
June 2010...........    85,027,437.91
July 2010...........    82,985,778.08
August 2010.........    80,973,846.37
September 2010......    78,991,225.55
October 2010........    77,037,504.12
November 2010.......    75,112,276.28
December 2010.......    73,215,141.78
January 2011........    71,345,705.91
February 2011.......    69,503,579.40
March 2011..........    67,688,378.32
April 2011..........    65,899,724.05
May 2011............    64,137,243.20
June 2011...........    62,400,567.49
July 2011...........    60,689,333.76

        LG CLASS (CONTINUED)

    DISTRIBUTION          PLANNED
        DATE              BALANCE
--------------------  ---------------
August 2011.........  $ 59,003,183.83
September 2011......    57,341,764.47
October 2011........    55,704,727.33
November 2011.......    54,091,728.84
December 2011.......    52,502,430.21
January 2012........    50,936,497.29
February 2012.......    49,393,600.56
March 2012..........    47,873,415.04
April 2012..........    46,375,620.26
May 2012............    44,899,900.15
June 2012...........    43,445,943.00
July 2012...........    42,013,441.44
August 2012.........    40,602,092.32
September 2012......    39,211,596.69
October 2012........    37,841,659.71
November 2012.......    36,491,990.66
December 2012.......    35,162,302.80
January 2013........    33,852,313.36

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
February 2013.......  $ 32,561,743.50
March 2013..........    31,290,318.22
April 2013..........    30,037,766.34
May 2013............    28,803,820.41
June 2013...........    27,588,216.71
July 2013...........    26,390,695.13
August 2013.........    25,210,999.22
September 2013......    24,048,876.02
October 2013........    22,904,076.11
November 2013.......    21,776,353.52
December 2013.......    20,665,465.67
January 2014........    19,571,173.38
February 2014.......    18,493,240.74
March 2014..........    17,431,435.13
April 2014..........    16,385,527.16
May 2014............    15,355,290.63
June 2014...........    14,340,502.44
July 2014...........    13,340,942.63

    DISTRIBUTION          PLANNED
        DATE              BALANCE
    ------------          -------
August 2014.........  $ 12,356,394.26
September 2014......    11,386,643.41
October 2014........    10,431,479.15
November 2014.......     9,490,693.44
December 2014.......     8,564,081.15
January 2015........     7,651,440.01
February 2015.......     6,752,570.54
March 2015..........     5,867,276.04
April 2015..........     4,995,362.54
May 2015............     4,136,638.78
June 2015...........     3,290,916.14
July 2015...........     2,458,008.64
August 2015.........     1,637,732.86
September 2015......       829,907.97
October 2015........        34,355.62
November 2015 and
  thereafter........             0.00

LH CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
October 2015........  $12,000,000.00
November 2015.......   11,797,836.49
December 2015.......   11,589,619.06
January 2016........   11,384,573.27
February 2016.......   11,182,653.64
March 2016..........   10,983,815.29
April 2016..........   10,788,013.98
May 2016............   10,595,206.08
June 2016...........   10,405,348.57
July 2016...........   10,218,399.04
August 2016.........   10,034,315.64
September 2016......    9,853,057.14
October 2016........    9,674,582.87
November 2016.......    9,498,852.73
December 2016.......    9,325,827.17
January 2017........    9,155,467.21
February 2017.......    8,987,734.39
March 2017..........    8,822,590.82
April 2017..........    8,659,999.10
May 2017............    8,499,922.39
June 2017...........    8,342,324.35
July 2017...........    8,187,169.13
August 2017.........    8,034,421.41
September 2017......    7,884,046.35
October 2017........    7,736,009.59
November 2017.......    7,590,277.28
December 2017.......    7,446,816.01
January 2018........    7,305,592.85
February 2018.......    7,166,575.33

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2018..........  $ 7,029,731.45
April 2018..........    6,895,029.64
May 2018............    6,762,438.78
June 2018...........    6,631,928.19
July 2018...........    6,503,467.60
August 2018.........    6,377,027.19
September 2018......    6,252,577.55
October 2018........    6,130,089.68
November 2018.......    6,009,534.98
December 2018.......    5,890,885.27
January 2019........    5,774,112.74
February 2019.......    5,659,190.01
March 2019..........    5,546,090.04
April 2019..........    5,434,786.20
May 2019............    5,325,252.22
June 2019...........    5,217,462.21
July 2019...........    5,111,390.64
August 2019.........    5,007,012.33
September 2019......    4,904,302.47
October 2019........    4,803,236.59
November 2019.......    4,703,790.57
December 2019.......    4,605,940.63
January 2020........    4,509,663.31
February 2020.......    4,414,935.50
March 2020..........    4,321,734.40
April 2020..........    4,230,037.56
May 2020............    4,139,822.80
June 2020...........    4,051,068.31
July 2020...........    3,963,752.53
August 2020.........    3,877,854.25

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
September 2020......  $ 3,793,352.53
October 2020........    3,710,226.75
November 2020.......    3,628,456.56
December 2020.......    3,548,021.91
January 2021........    3,468,903.04
February 2021.......    3,391,080.44
March 2021..........    3,314,534.92
April 2021..........    3,239,247.52
May 2021............    3,165,199.58
June 2021...........    3,092,372.68
July 2021...........    3,020,748.68
August 2021.........    2,950,309.69
September 2021......    2,881,038.06
October 2021........    2,812,916.42
November 2021.......    2,745,927.63
December 2021.......    2,680,054.79
January 2022........    2,615,281.23
February 2022.......    2,551,590.55
March 2022..........    2,488,966.56
April 2022..........    2,427,393.29
May 2022............    2,366,855.03
June 2022...........    2,307,336.26
July 2022...........    2,248,821.70
August 2022.........    2,191,296.28
September 2022......    2,134,745.16
October 2022........    2,079,153.68
November 2022.......    2,024,507.43
December 2022.......    1,970,792.16
January 2023........    1,917,993.86
February 2023.......    1,866,098.71

        LH CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
March 2023..........  $ 1,815,093.08
April 2023..........    1,764,963.53
May 2023............    1,715,696.84
June 2023...........    1,667,279.94
July 2023...........    1,619,699.97
August 2023.........    1,572,944.26
September 2023......    1,527,000.31
October 2023........    1,481,855.79
November 2023.......    1,437,498.57
December 2023.......    1,393,916.67
January 2024........    1,351,098.31
February 2024.......    1,309,031.84
March 2024..........    1,267,705.81
April 2024..........    1,227,108.93
May 2024............    1,187,230.05
June 2024...........    1,148,058.21
July 2024...........    1,109,582.58
August 2024.........    1,071,792.50
September 2024......    1,034,677.48
October 2024........      998,227.14

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2024.......  $   962,431.28
December 2024.......      927,279.85
January 2025........      892,762.92
February 2025.......      858,870.72
March 2025..........      825,593.62
April 2025..........      792,922.13
May 2025............      760,846.90
June 2025...........      729,358.69
July 2025...........      698,448.42
August 2025.........      668,107.14
September 2025......      638,326.02
October 2025........      609,096.36
November 2025.......      580,409.59
December 2025.......      552,257.26
January 2026........      524,631.04
February 2026.......      497,522.73
March 2026..........      470,924.23
April 2026..........      444,827.59
May 2026............      419,224.94
June 2026...........      394,108.55

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
July 2026...........  $   369,470.79
August 2026.........      345,304.14
September 2026......      321,601.20
October 2026........      298,354.67
November 2026.......      275,557.35
December 2026.......      253,202.16
January 2027........      231,282.12
February 2027.......      209,790.33
March 2027..........      188,720.02
April 2027..........      168,064.50
May 2027............      147,817.20
June 2027...........      127,971.61
July 2027...........      108,521.35
August 2027.........       89,460.11
September 2027......       70,781.70
October 2027........       52,479.98
November 2027.......       34,548.93
December 2027.......       16,982.61
January 2028 and
  thereafter........            0.00

LK CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
October 2015........  $24,438,192.00
November 2015.......   23,891,255.48
December 2015.......   23,327,940.55
January 2016........   22,773,206.28
February 2016.......   22,226,929.54
March 2016..........   21,688,988.96
April 2016..........   21,159,264.83
May 2016............   20,637,639.13
June 2016...........   20,123,995.46
July 2016...........   19,618,219.06
August 2016.........   19,120,196.77
September 2016......   18,629,817.01
October 2016........   18,146,969.75
November 2016.......   17,671,546.49
December 2016.......   17,203,440.26
January 2017........   16,742,545.58
February 2017.......   16,288,758.42
March 2017..........   15,841,976.24
April 2017..........   15,402,097.91
May 2017............   14,969,023.71
June 2017...........   14,542,655.33
July 2017...........   14,122,895.82
August 2017.........   13,709,649.59
September 2017......   13,302,822.39

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2017........  $12,902,321.29
November 2017.......   12,508,054.66
December 2017.......   12,119,932.13
January 2018........   11,737,864.64
February 2018.......   11,361,764.35
March 2018..........   10,991,544.64
April 2018..........   10,627,120.12
May 2018............   10,268,406.60
June 2018...........    9,915,321.05
July 2018...........    9,567,781.64
August 2018.........    9,225,707.65
September 2018......    8,889,019.52
October 2018........    8,557,638.78
November 2018.......    8,231,488.09
December 2018.......    7,910,491.18
January 2019........    7,594,572.85
February 2019.......    7,283,658.96
March 2019..........    6,977,676.42
April 2019..........    6,676,553.15
May 2019............    6,380,218.10
June 2019...........    6,088,601.22
July 2019...........    5,801,633.41
August 2019.........    5,519,246.60
September 2019......    5,241,373.64

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2019........  $ 4,967,948.33
November 2019.......    4,698,905.41
December 2019.......    4,434,180.54
January 2020........    4,173,710.27
February 2020.......    3,917,432.08
March 2020..........    3,665,284.28
April 2020..........    3,417,206.11
May 2020............    3,173,137.61
June 2020...........    2,933,019.71
July 2020...........    2,696,794.16
August 2020.........    2,464,403.51
September 2020......    2,235,791.16
October 2020........    2,010,901.28
November 2020.......    1,789,678.85
December 2020.......    1,572,069.62
January 2021........    1,358,020.09
February 2021.......    1,147,477.55
March 2021..........      940,390.01
April 2021..........      736,706.23
May 2021............      536,375.69
June 2021...........      339,348.59
July 2021...........      145,575.82
August 2021 and
  thereafter........            0.00

LM CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
July 2021...........  $8,026,808.00
August 2021.........   7,981,817.00
September 2021......   7,794,408.39
October 2021........   7,610,110.98
November 2021.......   7,428,878.38
December 2021.......   7,250,664.89
January 2022........   7,075,425.43
February 2022.......   6,903,115.60
March 2022..........   6,733,691.60
April 2022..........   6,567,110.27
May 2022............   6,403,329.04
June 2022...........   6,242,305.96
July 2022...........   6,083,999.70
August 2022.........   5,928,369.48
September 2022......   5,775,375.13
October 2022........   5,624,977.03
November 2022.......   5,477,136.13
December 2022.......   5,331,813.96
January 2023........   5,188,972.57
February 2023.......   5,048,574.56
March 2023..........   4,910,583.07
April 2023..........   4,774,961.76
May 2023............   4,641,674.81
June 2023...........   4,510,686.93
July 2023...........   4,381,963.30
August 2023.........   4,255,469.62
September 2023......   4,131,172.08

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2023........  $4,009,037.36
November 2023.......   3,889,032.59
December 2023.......   3,771,125.40
January 2024........   3,655,283.88
February 2024.......   3,541,476.56
March 2024..........   3,429,672.44
April 2024..........   3,319,840.95
May 2024............   3,211,951.97
June 2024...........   3,105,975.80
July 2024...........   3,001,883.20
August 2024.........   2,899,645.30
September 2024......   2,799,233.69
October 2024........   2,700,620.34
November 2024.......   2,603,777.63
December 2024.......   2,508,678.36
January 2025........   2,415,295.68
February 2025.......   2,323,603.16
March 2025..........   2,233,574.75
April 2025..........   2,145,184.76
May 2025............   2,058,407.87
June 2025...........   1,973,219.15
July 2025...........   1,889,594.00
August 2025.........   1,807,508.20
September 2025......   1,726,937.86
October 2025........   1,647,859.46
November 2025.......   1,570,249.79
December 2025.......   1,494,086.00

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2026........  $1,419,345.56
February 2026.......   1,346,006.28
March 2026..........   1,274,046.27
April 2026..........   1,203,443.97
May 2026............   1,134,178.15
June 2026...........   1,066,227.84
July 2026...........     999,572.44
August 2026.........     934,191.59
September 2026......     870,065.26
October 2026........     807,173.70
November 2026.......     745,497.46
December 2026.......     685,017.35
January 2027........     625,714.49
February 2027.......     567,570.25
March 2027..........     510,566.28
April 2027..........     454,684.51
May 2027............     399,907.11
June 2027...........     346,216.53
July 2027...........     293,595.47
August 2027.........     242,026.88
September 2027......     191,493.98
October 2027........     141,980.20
November 2027.......      93,469.25
December 2027.......      45,945.05
January 2028 and
  thereafter........           0.00

GL CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance.....  $9,000,000.00
October 1999........   8,739,300.21
November 1999.......   8,465,524.25
December 1999.......   8,178,811.38
January 2000........   7,879,309.20
February 2000.......   7,567,173.52
March 2000..........   7,242,568.24
April 2000..........   6,905,665.23
May 2000............   6,556,644.15
June 2000...........   6,195,692.29
July 2000...........   5,823,004.46
August 2000.........   5,438,782.75
September 2000......   5,043,236.41
October 2000........   4,975,413.28
November 2000.......   4,905,793.61
December 2000.......   4,834,452.88
January 2001........   4,761,468.60
February 2001.......   4,689,522.68
March 2001..........   4,618,605.96

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
April 2001..........  $4,548,709.34
May 2001............   4,479,823.79
June 2001...........   4,411,940.35
July 2001...........   4,345,050.15
August 2001.........   4,279,144.36
September 2001......   4,214,214.25
October 2001........   4,150,251.13
November 2001.......   4,087,246.39
December 2001.......   4,025,191.51
January 2002........   3,964,077.99
February 2002.......   3,903,897.45
March 2002..........   3,844,641.53
April 2002..........   3,786,301.97
May 2002............   3,728,870.56
June 2002...........   3,672,339.16
July 2002...........   3,616,699.68
August 2002.........   3,561,944.11
September 2002......   3,508,064.50
October 2002........   3,455,052.96

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
November 2002.......  $3,402,901.67
December 2002.......   3,351,602.87
January 2003........   3,301,148.85
February 2003.......   3,251,531.96
March 2003..........   3,202,744.65
April 2003..........   3,154,779.37
May 2003............   3,107,628.68
June 2003...........   3,061,285.17
July 2003...........   3,015,741.50
August 2003.........   2,970,990.39
September 2003......   2,927,024.61
October 2003........   2,883,837.01
November 2003.......   2,841,420.46
December 2003.......   2,799,767.91
January 2004........   2,758,872.37
February 2004.......   2,718,726.90
March 2004..........   2,679,324.62
April 2004..........   2,640,658.68
May 2004............   2,602,722.33

       GL CLASS (CONTINUED)

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
--------------------  -------------
June 2004...........  $2,565,508.83
July 2004...........   2,529,011.52
August 2004.........   2,493,223.79
September 2004......   2,458,139.07
October 2004........   2,423,750.86
November 2004.......   2,390,052.70
December 2004.......   2,357,038.19
January 2005........   2,324,700.98
February 2005.......   2,293,034.77
March 2005..........   2,262,033.30
April 2005..........   2,231,690.37
May 2005............   2,201,999.85
June 2005...........   2,172,955.62
July 2005...........   2,144,551.64
August 2005.........   2,116,781.90
September 2005......   2,089,640.45
October 2005........   2,063,121.39
November 2005.......   2,037,218.86
December 2005.......   2,011,927.04
January 2006........   1,987,240.18
February 2006.......   1,963,152.56
March 2006..........   1,939,658.51
April 2006..........   1,916,752.41
May 2006............   1,894,428.67
June 2006...........   1,872,681.77
July 2006...........   1,851,506.22
August 2006.........   1,830,896.57
September 2006......   1,810,847.43
October 2006........   1,791,353.43
November 2006.......   1,772,409.28

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
December 2006.......  $1,754,009.70
January 2007........   1,736,149.47
February 2007.......   1,718,823.40
March 2007..........   1,702,026.36
April 2007..........   1,685,753.25
May 2007............   1,669,999.01
June 2007...........   1,654,758.62
July 2007...........   1,640,027.12
August 2007.........   1,625,799.58
September 2007......   1,612,071.09
October 2007........   1,598,836.82
November 2007.......   1,586,091.93
December 2007.......   1,573,831.68
January 2008........   1,559,846.16
February 2008.......   1,544,112.69
March 2008..........   1,526,668.04
April 2008..........   1,507,548.36
May 2008............   1,486,789.26
June 2008...........   1,464,425.78
July 2008...........   1,440,492.37
August 2008.........   1,415,022.98
September 2008......   1,388,050.98
October 2008........   1,359,609.22
November 2008.......   1,329,843.78
December 2008.......   1,299,271.60
January 2009........   1,267,915.06
February 2009.......   1,235,796.18
March 2009..........   1,202,936.54
April 2009..........   1,169,357.35
May 2009............   1,135,079.43

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
June 2009...........  $1,100,123.23
July 2009...........   1,064,508.82
August 2009.........   1,028,255.91
September 2009......     991,383.83
October 2009........     953,911.57
November 2009.......     915,857.77
December 2009.......     877,240.73
January 2010........     838,078.40
February 2010.......     798,388.40
March 2010..........     758,188.02
April 2010..........     717,494.24
May 2010............     676,323.70
June 2010...........     634,692.75
July 2010...........     592,617.41
August 2010.........     550,113.42
September 2010......     507,196.21
October 2010........     463,880.91
November 2010.......     420,182.37
December 2010.......     376,115.16
January 2011........     331,693.55
February 2011.......     286,931.57
March 2011..........     241,842.96
April 2011..........     196,441.17
May 2011............     150,739.43
June 2011...........     104,750.69
July 2011...........      58,487.64
August 2011.........      11,962.75
September 2011 and
  thereafter........           0.00

SD CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance.....  $42,436,389.00
October 1999........   41,207,149.27
November 1999.......   39,916,253.37
December 1999.......   38,564,357.93
January 2000........   37,152,158.91
February 2000.......   35,680,391.00
March 2000..........   34,149,827.04
April 2000..........   32,561,277.36
May 2000............   30,915,589.07
June 2000...........   29,213,645.36
July 2000...........   27,456,364.71
August 2000.........   25,644,700.06
September 2000......   23,779,637.99
October 2000........   23,459,841.49
November 2000.......   23,131,573.98
December 2000.......   22,795,191.44
January 2001........   22,451,059.29
February 2001.......   22,111,823.19

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
March 2001..........  $21,777,439.91
April 2001..........   21,447,866.55
May 2001............   21,123,060.54
June 2001...........   20,802,979.67
July 2001...........   20,487,582.04
August 2001.........   20,176,826.08
September 2001......   19,870,670.57
October 2001........   19,569,074.58
November 2001.......   19,271,997.54
December 2001.......   18,979,399.17
January 2002........   18,691,239.53
February 2002.......   18,407,478.97
March 2002..........   18,128,078.19
April 2002..........   17,852,998.16
May 2002............   17,582,200.20
June 2002...........   17,315,645.89
July 2002...........   17,053,297.15
August 2002.........   16,795,116.19

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
September 2002......  $16,541,065.52
October 2002........   16,291,107.95
November 2002.......   16,045,206.57
December 2002.......   15,803,324.79
January 2003........   15,565,426.29
February 2003.......   15,331,475.03
March 2003..........   15,101,435.30
April 2003..........   14,875,271.61
May 2003............   14,652,948.82
June 2003...........   14,434,432.02
July 2003...........   14,219,686.59
August 2003.........   14,008,678.20
September 2003......   13,801,372.79
October 2003........   13,597,736.55
November 2003.......   13,397,735.97
December 2003.......   13,201,337.79
January 2004........   13,008,509.03
February 2004.......   12,819,216.95

        SD CLASS (CONTINUED)

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
--------------------  --------------
March 2004..........  $12,633,429.08
April 2004..........   12,451,113.24
May 2004............   12,272,237.47
June 2004...........   12,096,770.07
July 2004...........   11,924,679.63
August 2004.........   11,755,934.94
September 2004......   11,590,505.08
October 2004........   11,428,359.36
November 2004.......   11,269,467.35
December 2004.......   11,113,798.84
January 2005........   10,961,323.90
February 2005.......   10,812,012.81
March 2005..........   10,665,836.10
April 2005..........   10,522,764.54
May 2005............   10,382,769.13
June 2005...........   10,245,821.11
July 2005...........   10,111,891.95
August 2005.........    9,980,953.35
September 2005......    9,852,977.24
October 2005........    9,727,935.77
November 2005.......    9,605,801.33
December 2005.......    9,486,546.52
January 2006........    9,370,144.17
February 2006.......    9,256,567.32
March 2006..........    9,145,789.25
April 2006..........    9,037,783.43
May 2006............    8,932,523.57
June 2006...........    8,829,983.57
July 2006...........    8,730,137.57
August 2006.........    8,632,959.89
September 2006......    8,538,425.08

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
October 2006........  $ 8,446,507.90
November 2006.......    8,357,183.30
December 2006.......    8,270,426.44
January 2007........    8,186,212.68
February 2007.......    8,104,517.60
March 2007..........    8,025,316.96
April 2007..........    7,948,586.72
May 2007............    7,874,303.05
June 2007...........    7,802,442.29
July 2007...........    7,732,981.00
August 2007.........    7,665,895.93
September 2007......    7,601,164.00
October 2007........    7,538,762.34
November 2007.......    7,478,668.25
December 2007.......    7,420,859.24
January 2008........    7,354,915.37
February 2008.......    7,280,729.66
March 2008..........    7,198,475.42
April 2008..........    7,108,323.20
May 2008............    7,010,440.84
June 2008...........    6,904,993.54
July 2008...........    6,792,143.85
August 2008.........    6,672,051.72
September 2008......    6,544,874.58
October 2008........    6,410,767.30
November 2008.......    6,270,418.67
December 2008.......    6,126,266.09
January 2009........    5,978,415.20
February 2009.......    5,826,969.70
March 2009..........    5,672,031.42
April 2009..........    5,513,700.36

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
May 2009............  $ 5,352,074.70
June 2009...........    5,187,250.83
July 2009...........    5,019,323.39
August 2009.........    4,848,385.30
September 2009......    4,674,527.75
October 2009........    4,497,840.27
November 2009.......    4,318,410.75
December 2009.......    4,136,325.44
January 2010........    3,951,669.00
February 2010.......    3,764,524.52
March 2010..........    3,574,973.53
April 2010..........    3,383,096.06
May 2010............    3,188,970.62
June 2010...........    2,992,674.25
July 2010...........    2,794,282.55
August 2010.........    2,593,869.68
September 2010......    2,391,508.39
October 2010........    2,187,270.07
November 2010.......    1,981,224.71
December 2010.......    1,773,441.01
January 2011........    1,563,986.30
February 2011.......    1,352,926.66
March 2011..........    1,140,326.86
April 2011..........      926,250.43
May 2011............      710,759.67
June 2011...........      493,915.66
July 2011...........      275,778.27
August 2011.........       56,406.21
September 2011 and
  thereafter........            0.00

FD CLASS SCHEDULED BALANCES

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
Initial Balance.....  $110,334,611.00
October 1999........   107,138,587.72
November 1999.......   103,782,258.39
December 1999.......   100,267,330.26
January 2000........    96,595,612.81
February 2000.......    92,769,016.26
March 2000..........    88,789,549.98
April 2000..........    84,659,320.82
May 2000............    80,380,531.29
June 2000...........    75,955,477.67
July 2000...........    71,386,547.99
August 2000.........    66,676,219.92
September 2000......    61,827,058.55
October 2000........    60,995,587.65
November 2000.......    60,142,092.13
December 2000.......    59,267,497.52
January 2001........    58,372,753.94

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
February 2001.......  $ 57,490,740.09
March 2001..........    56,621,343.56
April 2001..........    55,764,452.82
May 2001............    54,919,957.21
June 2001...........    54,087,746.95
July 2001...........    53,267,713.10
August 2001.........    52,459,747.62
September 2001......    51,663,743.28
October 2001........    50,879,593.72
November 2001.......    50,107,193.42
December 2001.......    49,346,437.66
January 2002........    48,597,222.59
February 2002.......    47,859,445.16
March 2002..........    47,133,003.12
April 2002..........    46,417,795.06
May 2002............    45,713,720.34
June 2002...........    45,020,679.14

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
July 2002...........  $ 44,338,572.43
August 2002.........    43,667,301.94
September 2002......    43,006,770.20
October 2002........    42,356,880.51
November 2002.......    41,717,536.94
December 2002.......    41,088,644.30
January 2003........    40,470,108.20
February 2003.......    39,861,834.94
March 2003..........    39,263,731.63
April 2003..........    38,675,706.06
May 2003............    38,097,666.79
June 2003...........    37,529,523.10
July 2003...........    36,971,185.00
August 2003.........    36,422,563.19
September 2003......    35,883,569.11
October 2003........    35,354,114.90
November 2003.......    34,834,113.40

        FD CLASS (CONTINUED)

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
--------------------  ---------------
December 2003.......  $ 34,323,478.14
January 2004........    33,822,123.35
February 2004.......    33,329,963.94
March 2004..........    32,846,915.50
April 2004..........    32,372,894.31
May 2004............    31,907,817.30
June 2004...........    31,451,602.08
July 2004...........    31,004,166.91
August 2004.........    30,565,430.73
September 2004......    30,135,313.09
October 2004........    29,713,734.22
November 2004.......    29,300,614.99
December 2004.......    28,895,876.89
January 2005........    28,499,442.04
February 2005.......    28,111,233.20
March 2005..........    27,731,173.76
April 2005..........    27,359,187.70
May 2005............    26,995,199.64
June 2005...........    26,639,134.79
July 2005...........    26,290,918.97
August 2005.........    25,950,478.61
September 2005......    25,617,740.72
October 2005........    25,292,632.91
November 2005.......    24,975,083.37
December 2005.......    24,665,020.86
January 2006........    24,362,374.75
February 2006.......    24,067,074.95
March 2006..........    23,779,051.97
April 2006..........    23,498,236.84
May 2006............    23,224,561.20
June 2006...........    22,957,957.21
July 2006...........    22,698,357.60

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
August 2006.........  $ 22,445,695.64
September 2006......    22,199,905.14
October 2006........    21,960,920.46
November 2006.......    21,728,676.49
December 2006.......    21,503,108.66
January 2007........    21,284,152.90
February 2007.......    21,071,745.69
March 2007..........    20,865,824.02
April 2007..........    20,666,325.40
May 2007............    20,473,187.84
June 2007...........    20,286,349.88
July 2007...........    20,105,750.54
August 2007.........    19,931,329.35
September 2007......    19,763,026.33
October 2007........    19,600,782.01
November 2007.......    19,444,537.39
December 2007.......    19,294,233.96
January 2008........    19,122,779.90
February 2008.......    18,929,897.06
March 2008..........    18,716,036.03
April 2008..........    18,481,640.25
May 2008............    18,227,146.13
June 2008...........    17,952,983.14
July 2008...........    17,659,573.94
August 2008.........    17,347,334.41
September 2008......    17,016,673.84
October 2008........    16,667,994.93
November 2008.......    16,303,088.47
December 2008.......    15,928,291.79
January 2009........    15,543,879.47
February 2009.......    15,150,121.16
March 2009..........    14,747,281.63

    DISTRIBUTION         SCHEDULED
        DATE              BALANCE
    ------------         ---------
April 2009..........  $ 14,335,620.88
May 2009............    13,915,394.16
June 2009...........    13,486,852.10
July 2009...........    13,050,240.77
August 2009.........    12,605,801.73
September 2009......    12,153,772.10
October 2009........    11,694,384.66
November 2009.......    11,227,867.91
December 2009.......    10,754,446.10
January 2010........    10,274,339.36
February 2010.......     9,787,763.71
March 2010..........     9,294,931.15
April 2010..........     8,796,049.73
May 2010............     8,291,323.58
June 2010...........     7,780,953.03
July 2010...........     7,265,134.61
August 2010.........     6,744,061.15
September 2010......     6,217,921.80
October 2010........     5,686,902.16
November 2010.......     5,151,184.24
December 2010.......     4,610,946.60
January 2011........     4,066,364.37
February 2011.......     3,517,609.29
March 2011..........     2,964,849.82
April 2011..........     2,408,251.12
May 2011............     1,847,975.15
June 2011...........     1,284,180.71
July 2011...........       717,023.50
August 2011.........       146,656.15
September 2011 and
  thereafter........             0.00

PB CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
September 2000......  $24,610,700.00
October 2000........   23,926,218.38
November 2000.......   23,223,506.92
December 2000.......   22,502,876.82
January 2001........   21,764,647.96
February 2001.......   21,030,144.22
March 2001..........   20,299,346.41
April 2001..........   19,572,235.43
May 2001............   18,848,792.26
June 2001...........   18,128,998.00
July 2001...........   17,412,833.85
August 2001.........   16,700,281.10
September 2001......   15,991,321.12

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2001........  $15,285,935.40
November 2001.......   14,584,105.52
December 2001.......   13,885,813.14
January 2002........   13,191,040.02
February 2002.......   12,499,768.04
March 2002..........   11,811,979.13
April 2002..........   11,127,655.34
May 2002............   10,446,778.81
June 2002...........    9,769,331.77
July 2002...........    9,095,296.54
August 2002.........    8,424,655.52
September 2002......    7,757,391.22
October 2002........    7,093,486.23

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
November 2002.......  $ 6,432,923.24
December 2002.......    5,775,685.00
January 2003........    5,121,754.38
February 2003.......    4,471,114.32
March 2003..........    3,823,747.87
April 2003..........    3,179,638.13
May 2003............    2,538,768.32
June 2003...........    1,901,121.74
July 2003...........    1,266,681.75
August 2003.........      635,431.84
September 2003......        7,355.54
October 2003 and
  thereafter........            0.00

PD CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
September 2003......  $6,799,600.00
October 2003........   6,182,036.50
November 2003.......   5,560,258.43
December 2003.......   4,941,605.14
January 2004........   4,326,060.52

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
February 2004.......  $3,713,608.52
March 2004..........   3,104,233.21
April 2004..........   2,497,918.72
May 2004............   1,894,649.27
June 2004...........   1,294,409.14

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
July 2004...........  $  697,182.72
August 2004.........     102,954.47
September 2004 and
  thereafter........           0.00

PE CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
August 2004.........  $14,057,300.00
September 2004......   13,569,008.91
October 2004........   12,980,730.68
November 2004.......   12,395,404.46
December 2004.......   11,813,015.03
January 2005........   11,233,547.25
February 2005.......   10,656,986.04
March 2005..........   10,083,316.41
April 2005..........    9,512,523.45
May 2005............    8,944,592.31

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2005...........  $ 8,379,508.25
July 2005...........    7,817,256.57
August 2005.........    7,257,822.66
September 2005......    6,701,191.98
October 2005........    6,147,350.08
November 2005.......    5,596,282.58
December 2005.......    5,047,975.15
January 2006........    4,502,413.56
February 2006.......    3,959,583.64

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2006..........  $ 3,419,471.31
April 2006..........    2,882,062.54
May 2006............    2,347,343.38
June 2006...........    1,815,299.97
July 2006...........    1,285,918.48
August 2006.........      759,185.19
September 2006......      235,086.44
October 2006 and
  thereafter........            0.00

PF CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
September 2006......  $11,108,400.00
October 2006........   10,822,008.63
November 2006.......   10,303,138.25
December 2006.......    9,786,861.82
January 2007........    9,273,165.98
February 2007.......    8,762,037.40
March 2007..........    8,253,462.85
April 2007..........    7,747,429.13
May 2007............    7,243,923.14

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2007...........  $ 6,742,931.83
July 2007...........    6,244,442.23
August 2007.........    5,748,441.43
September 2007......    5,254,916.58
October 2007........    4,763,854.91
November 2007.......    4,275,243.70
December 2007.......    3,790,697.52
January 2008........    3,313,120.10
February 2008.......    2,842,414.20

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
March 2008..........  $ 2,378,483.91
April 2008..........    1,921,234.62
May 2008............    1,470,573.06
June 2008...........    1,026,407.20
July 2008...........      588,646.30
August 2008.........      157,200.86
September 2008 and
  thereafter........            0.00

PG CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
August 2008.........  $16,264,000.00
September 2008......   15,995,982.61
October 2008........   15,576,904.48
November 2008.......   15,163,880.61
December 2008.......   14,756,826.34
January 2009........   14,355,658.13
February 2009.......   13,960,293.62
March 2009..........   13,570,651.58
April 2009..........   13,186,651.88
May 2009............   12,808,215.51

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2009...........  $12,435,264.55
July 2009...........   12,067,722.13
August 2009.........   11,705,512.46
September 2009......   11,348,560.78
October 2009........   10,996,793.36
November 2009.......   10,650,137.49
December 2009.......   10,308,521.47
January 2010........    9,971,874.57
February 2010.......    9,640,127.04
March 2010..........    9,313,210.09
April 2010..........    8,991,055.89

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
May 2010............  $ 8,673,597.52
June 2010...........    8,360,769.02
July 2010...........    8,052,505.29
August 2010.........    7,748,742.17
September 2010......    7,449,416.36
October 2010........    7,154,465.44
November 2010.......    6,863,827.87
December 2010.......    6,577,442.92
January 2011........    6,295,250.72
February 2011.......    6,017,192.24
March 2011..........    5,743,209.23

        PG CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
April 2011..........  $ 5,473,244.28
May 2011............    5,207,240.75
June 2011...........    4,945,142.78
July 2011...........    4,686,895.30
August 2011.........    4,432,443.99
September 2011......    4,181,735.27
October 2011........    3,934,716.32
November 2011.......    3,691,335.03
December 2011.......    3,451,540.03

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
January 2012........  $ 3,215,280.65
February 2012.......    2,982,506.91
March 2012..........    2,753,169.54
April 2012..........    2,527,219.94
May 2012............    2,304,610.19
June 2012...........    2,085,293.03
July 2012...........    1,869,221.84
August 2012.........    1,656,350.67
September 2012......    1,446,634.18

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2012........  $ 1,240,027.69
November 2012.......    1,036,487.10
December 2012.......      835,968.95
January 2013........      638,430.37
February 2013.......      443,829.08
March 2013..........      252,123.41
April 2013..........       63,272.23
May 2013 and
  thereafter........            0.00

PH CLASS PLANNED BALANCES

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
Initial Balance
through
April 2013..........  $10,670,100.00
May 2013............   10,547,335.01
June 2013...........   10,364,071.76
July 2013...........   10,183,543.07
August 2013.........   10,005,710.05
September 2013......    9,830,534.37
October 2013........    9,657,978.22
November 2013.......    9,488,004.31
December 2013.......    9,320,575.89
January 2014........    9,155,656.70
February 2014.......    8,993,210.98
March 2014..........    8,833,203.49
April 2014..........    8,675,599.45
May 2014............    8,520,364.59
June 2014...........    8,367,465.10
July 2014...........    8,216,867.64
August 2014.........    8,068,539.34
September 2014......    7,922,447.79
October 2014........    7,778,561.02
November 2014.......    7,636,847.51
December 2014.......    7,497,276.18
January 2015........    7,359,816.37
February 2015.......    7,224,437.88
March 2015..........    7,091,110.89
April 2015..........    6,959,806.01
May 2015............    6,830,494.28
June 2015...........    6,703,147.10
July 2015...........    6,577,736.32
August 2015.........    6,454,234.15
September 2015......    6,332,613.18
October 2015........    6,212,846.40
November 2015.......    6,094,907.18
December 2015.......    5,978,769.26
January 2016........    5,864,406.72
February 2016.......    5,751,794.03
March 2016..........    5,640,906.01
April 2016..........    5,531,717.83
May 2016............    5,424,205.01

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
June 2016...........  $ 5,318,343.40
July 2016...........    5,214,109.20
August 2016.........    5,111,478.93
September 2016......    5,010,429.45
October 2016........    4,910,937.95
November 2016.......    4,812,981.91
December 2016.......    4,716,539.16
January 2017........    4,621,587.82
February 2017.......    4,528,106.31
March 2017..........    4,436,073.37
April 2017..........    4,345,468.02
May 2017............    4,256,269.59
June 2017...........    4,168,457.70
July 2017...........    4,082,012.24
August 2017.........    3,996,913.38
September 2017......    3,913,141.59
October 2017........    3,830,677.61
November 2017.......    3,749,502.42
December 2017.......    3,669,597.30
January 2018........    3,590,943.78
February 2018.......    3,513,523.65
March 2018..........    3,437,318.96
April 2018..........    3,362,312.00
May 2018............    3,288,485.32
June 2018...........    3,215,821.71
July 2018...........    3,144,304.21
August 2018.........    3,073,916.09
September 2018......    3,004,640.85
October 2018........    2,936,462.23
November 2018.......    2,869,364.21
December 2018.......    2,803,330.98
January 2019........    2,738,346.95
February 2019.......    2,674,396.76
March 2019..........    2,611,465.25
April 2019..........    2,549,537.51
May 2019............    2,488,598.79
June 2019...........    2,428,634.59
July 2019...........    2,369,630.59
August 2019.........    2,311,572.69

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
September 2019......  $ 2,254,446.97
October 2019........    2,198,239.71
November 2019.......    2,142,937.40
December 2019.......    2,088,526.71
January 2020........    2,034,994.50
February 2020.......    1,982,327.80
March 2020..........    1,930,513.85
April 2020..........    1,879,540.05
May 2020............    1,829,393.99
June 2020...........    1,780,063.44
July 2020...........    1,731,536.32
August 2020.........    1,683,800.74
September 2020......    1,636,844.97
October 2020........    1,590,657.46
November 2020.......    1,545,226.81
December 2020.......    1,500,541.79
January 2021........    1,456,591.31
February 2021.......    1,413,364.47
March 2021..........    1,370,850.49
April 2021..........    1,329,038.77
May 2021............    1,287,918.85
June 2021...........    1,247,480.41
July 2021...........    1,207,713.30
August 2021.........    1,168,607.49
September 2021......    1,130,153.10
October 2021........    1,092,340.40
November 2021.......    1,055,159.78
December 2021.......    1,018,601.80
January 2022........      982,657.11
February 2022.......      947,316.52
March 2022..........      912,570.98
April 2022..........      878,411.54
May 2022............      844,829.40
June 2022...........      811,815.89
July 2022...........      779,362.43
August 2022.........      747,460.60
September 2022......      716,102.08
October 2022........      685,278.67
November 2022.......      654,982.31

        PH CLASS (CONTINUED)

    DISTRIBUTION         PLANNED
        DATE             BALANCE
--------------------  --------------
December 2022.......  $   625,205.02
January 2023........      595,938.95
February 2023.......      567,176.37
March 2023..........      538,909.65
April 2023..........      511,131.28
May 2023............      483,833.84
June 2023...........      457,010.04
July 2023...........      430,652.67
August 2023.........      404,754.63
September 2023......      379,308.95

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
October 2023........  $   354,308.72
November 2023.......      329,747.14
December 2023.......      305,617.53
January 2024........      281,913.28
February 2024.......      258,627.89
March 2024..........      235,754.94
April 2024..........      213,288.13
May 2024............      191,221.21
June 2024...........      169,548.05
July 2024...........      148,262.60

    DISTRIBUTION         PLANNED
        DATE             BALANCE
    ------------         -------
August 2024.........  $   127,358.90
September 2024......      106,831.07
October 2024........       86,673.32
November 2024.......       66,879.94
December 2024.......       47,445.30
January 2025........       28,363.87
February 2025.......        9,630.17
March 2025 and
  thereafter........            0.00

R CLASS PLANNED BALANCES

    DISTRIBUTION        PLANNED
        DATE            BALANCE
    ------------        -------
Initial Balance
through
February 2025.......  $500,000.00
March 2025..........   491,238.82
April 2025..........   473,184.52
May 2025............   455,462.02
June 2025...........   438,066.19
July 2025...........   420,991.93
August 2025.........   404,234.25
September 2025......   387,788.20
October 2025........   371,648.93
November 2025.......   355,811.64
December 2025.......   340,271.62
January 2026........   325,024.20
February 2026.......   310,064.81
March 2026..........   295,388.93

    DISTRIBUTION        PLANNED
        DATE            BALANCE
    ------------        -------
April 2026..........  $280,992.09
May 2026............   266,869.92
June 2026...........   253,018.09
July 2026...........   239,432.33
August 2026.........   226,108.46
September 2026......   213,042.32
October 2026........   200,229.86
November 2026.......   187,667.03
December 2026.......   175,349.90
January 2027........   163,274.55
February 2027.......   151,437.15
March 2027..........   139,833.90
April 2027..........   128,461.07
May 2027............   117,314.99

    DISTRIBUTION        PLANNED
        DATE            BALANCE
    ------------        -------
June 2027...........  $106,392.04
July 2027...........    95,688.63
August 2027.........    85,201.26
September 2027......    74,926.46
October 2027........    64,860.81
November 2027.......    55,000.95
December 2027.......    45,343.57
January 2028........    35,885.39
February 2028.......    26,623.21
March 2028..........    17,553.84
April 2028..........     8,674.16
May 2028 and
  thereafter........         0.00

GA CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance.....  $13,075,000.00
October 1999........   12,580,468.99
November 1999.......   12,061,692.42
December 1999.......   11,518,914.34
January 2000........   10,952,393.01
February 2000.......   10,362,400.76
March 2000..........    9,749,223.72
April 2000..........    9,113,161.66
May 2000............    8,454,527.70
June 2000...........    7,773,648.11
July 2000...........    7,070,862.00
August 2000.........    6,346,521.07
September 2000......    5,600,989.31
October 2000........    5,519,124.32
November 2000.......    5,435,062.00
December 2000.......    5,348,890.16
January 2001........    5,260,698.94
February 2001.......    5,173,717.93
March 2001..........    5,087,937.03

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
April 2001..........  $ 5,003,346.18
May 2001............    4,919,935.40
June 2001...........    4,837,694.81
July 2001...........    4,756,614.57
August 2001.........    4,676,684.94
September 2001......    4,597,896.24
October 2001........    4,520,238.86
November 2001.......    4,443,703.27
December 2001.......    4,368,280.01
January 2002........    4,293,959.68
February 2002.......    4,220,732.97
March 2002..........    4,148,590.62
April 2002..........    4,077,523.46
May 2002............    4,007,522.36
June 2002...........    3,938,578.29
July 2002...........    3,870,682.26
August 2002.........    3,803,825.38
September 2002......    3,737,998.79
October 2002........    3,673,193.72

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
November 2002.......  $ 3,609,401.46
December 2002.......    3,546,613.37
January 2003........    3,484,820.87
February 2003.......    3,424,015.45
March 2003..........    3,364,188.64
April 2003..........    3,305,332.08
May 2003............    3,247,437.42
June 2003...........    3,190,496.43
July 2003...........    3,134,500.89
August 2003.........    3,079,442.67
September 2003......    3,025,313.70
October 2003........    2,972,105.96
November 2003.......    2,919,811.50
December 2003.......    2,868,422.43
January 2004........    2,817,930.92
February 2004.......    2,768,329.19
March 2004..........    2,719,609.53
April 2004..........    2,671,764.28
May 2004............    2,624,785.85

        GA CLASS (CONTINUED)

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
--------------------  --------------
June 2004...........  $ 2,578,666.70
July 2004...........    2,533,399.34
August 2004.........    2,488,976.35
September 2004......    2,445,390.36
October 2004........    2,402,634.06
November 2004.......    2,360,700.19
December 2004.......    2,319,581.55
January 2005........    2,279,270.99
February 2005.......    2,239,761.43
March 2005..........    2,201,045.81
April 2005..........    2,163,117.17
May 2005............    2,125,968.56
June 2005...........    2,089,593.12
July 2005...........    2,053,984.00
August 2005.........    2,019,134.45
September 2005......    1,985,037.75
October 2005........    1,951,687.21
November 2005.......    1,919,076.23
December 2005.......    1,887,198.24
January 2006........    1,856,046.71
February 2006.......    1,825,615.19
March 2006..........    1,795,897.25
April 2006..........    1,766,886.54

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
May 2006............  $ 1,738,576.72
June 2006...........    1,710,961.53
July 2006...........    1,684,034.75
August 2006.........    1,657,790.20
September 2006......    1,632,221.77
October 2006........    1,607,323.36
November 2006.......    1,583,088.95
December 2006.......    1,559,512.55
January 2007........    1,536,588.23
February 2007.......    1,514,310.09
March 2007..........    1,492,672.28
April 2007..........    1,471,669.01
May 2007............    1,451,294.51
June 2007...........    1,431,543.07
July 2007...........    1,412,409.03
August 2007.........    1,393,886.76
September 2007......    1,375,970.69
October 2007........    1,358,655.26
November 2007.......    1,341,935.00
December 2007.......    1,324,177.24
January 2008........    1,302,460.25
February 2008.......    1,276,863.40
March 2008..........    1,247,464.82

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
April 2008..........  $ 1,214,341.44
May 2008............    1,177,568.97
June 2008...........    1,137,221.98
July 2008...........    1,093,373.85
August 2008.........    1,046,096.83
September 2008......      995,462.04
October 2008........      941,539.48
November 2008.......      884,398.06
December 2008.......      824,105.63
January 2009........      760,728.94
February 2009.......      694,333.71
March 2009..........      624,984.64
April 2009..........      553,153.82
May 2009............      479,675.09
June 2009...........      404,594.13
July 2009...........      327,955.82
August 2009.........      249,804.21
September 2009......      170,182.59
October 2009........       89,133.48
November 2009.......        6,698.62
December 2009 and
  thereafter........            0.00

GB CLASS SCHEDULED BALANCES

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
Initial Balance
through
November 2009.......  $1,726,600.00
December 2009.......   1,649,519.02
January 2010........   1,564,434.93
February 2010.......   1,478,085.91
March 2010..........   1,390,510.77
April 2010..........   1,301,747.63
May 2010............   1,211,833.91

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
June 2010...........  $1,120,806.37
July 2010...........   1,028,701.08
August 2010.........     935,553.44
September 2010......     841,398.23
October 2010........     746,269.55
November 2010.......     650,200.91
December 2010.......     553,225.17

    DISTRIBUTION        SCHEDULED
        DATE             BALANCE
    ------------        ---------
January 2011........  $  455,374.60
February 2011.......     356,680.84
March 2011..........     257,174.98
April 2011..........     156,887.48
May 2011............      55,848.28
June 2011 and
  thereafter........           0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     NO ONE IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE REPRESENTATIONS IN CONNECTION WITH THE CERTIFICATES OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS. YOU MUST NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATION. THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION WITH REGARD TO THE CERTIFICATES IF IT IS ILLEGAL TO MAKE SUCH AN OFFER OR SOLICITATION TO YOU UNDER STATE LAW. BY DELIVERING THIS PROSPECTUS SUPPLEMENT AND THE ADDITIONAL DISCLOSURE DOCUMENTS AT ANY TIME, NO ONE IMPLIES THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AFTER THE DATE HEREOF OR THEREOF.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                               TABLE OF CONTENTS

                                       PAGE
                                       ----
PROSPECTUS SUPPLEMENT
Table of Contents....................  S- 2
Available Information................  S- 3
Reference Sheet......................  S- 4
Additional Risk Factors..............  S-12
Description of the Certificates......  S-13
Certain Additional Federal Income Tax
  Consequences.......................  S-58
Plan of Distribution.................  S-60
Legal Matters........................  S-60
Schedule 1...........................  A- 1
Principal Balance Schedules..........  B- 1
REMIC PROSPECTUS
Information about Prospectus
  Supplements........................     3
Fannie Mae...........................     4
Additional Information about Fannie
  Mae................................     4
Summary..............................     6
Risk Factors.........................    10
Description of Certificates..........    14
The Trust Agreement..................    32
Ginnie Mae and the Ginnie Mae
  Programs...........................    34
Certain Federal Income Tax
  Consequences.......................    36
Legal Investment Considerations......    53
Legal Opinion........................    53
ERISA Considerations.................    53
Plan of Distribution.................    54
Index of Defined Terms...............    55

                                 $1,646,250,000

                                      LOGO
                                GUARANTEED REMIC
                           PASS-THROUGH CERTIFICATES

                         FANNIE MAE REMIC TRUST 1999-51
                            ------------------------
                             PROSPECTUS SUPPLEMENT
                            ------------------------
                              MERRILL LYNCH & CO.
                                AUGUST 11, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      ANNEX 1(d)

                          OFFERING CIRCULAR SUPPLEMENT
                            DATED DECEMBER 10, 1998

                                       TO

                     OFFERING CIRCULAR DATED APRIL 1, 1998
                                  RELATING TO

                                  FREDDIE MAC
                  MULTICLASS REMIC CERTIFICATES AND MODIFIABLE
                       AND COMBINABLE REMIC CERTIFICATES,
                                  SERIES 2114

OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,900,000,000
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2114

                                                                          (LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Two Groups of Freddie Mac 6.0% 30-year PCs (Gold PCs and
                         Gold Giant PCs)
Payment Dates:         Monthly, beginning in February 1999
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Classes (HH, UU and WW): Book-entry (Depository Trust
                         Company); issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (the "Underwriter")
Closing Date:          January 29, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED AVERAGE
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT          LIFE AT
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)           165% PSA(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      ----------------
GROUP 1
L ...................  $ 28,000,000        SEQ        6.0%      FIX      3133TH P 5 0     April 15, 2026       12.0 Yrs
M ...................   354,490,000        SEQ        6.0       FIX      3133TH P 6 8      June 15, 2025        5.1
O ...................       700,000        SEQ        0.0       PO       3133TH P 9 2   October 15, 2017        2.5
P ...................       300,000        SEQ       20.0       FIX      3133TH P A 9   October 15, 2017        2.5
T ...................     1,143,000        SEQ        6.0       FIX      3133TH P Z 4      June 15, 2025        7.4
VM...................    17,724,000      AD/SEQ       6.0       FIX      3133TH Q 7 5 September 15, 2004        3.0
VN ..................    53,643,000      AD/SEQ       6.0       FIX      3133TH Q 8 3     March 15, 2015       11.0
ZM...................    44,000,000        SEQ        6.0      FIX/Z     3133TH Q B 6   January 15, 2029       19.4

GROUP 2
F ...................   100,789,849        SUP       (5)      FLT/DLY    3133TH N M 5   January 15, 2029       15.6
GB ..................   329,369,600      SCH/AD       6.0       FIX      3133TH N N 3   January 15, 2029        5.0
HA ..................     5,502,000      SUP/AD       6.5       FIX      3133TH N P 8  November 15, 2022        2.3
HB ..................     4,191,000        SUP        6.5       FIX      3133TH N Q 6  February 15, 2028        7.9
HC ..................     6,507,000        SUP        6.5       FIX      3133TH N R 4   January 15, 2029       21.5
HD ..................     3,000,000        SUP       (5)        DRB      3133TH N S 2   January 15, 2029       21.5
HE ..................     3,000,000      SUP/AD       6.5       FIX      3133TH N T 0      July 15, 2027        3.5
HF ..................       900,000        SUP        7.0       FIX      3133TH N U 7  February 15, 2028        7.9
HG...................       900,000        SUP        6.0       FIX      3133TH N V 5  February 15, 2028        7.9
HH...................     2,000,000      SUP/RTL      6.75      FIX      3133TH N W 3   January 15, 2029       21.5
HZ ..................     1,500,000        SUP        6.5      FIX/Z     3133TH N X 1  November 15, 2027        4.4
JH ..................     7,087,500     NTL(PAC)      6.0     FIX/IO     3133TH P 3 5      June 15, 2021         --
K ...................    18,682,200        SUP        0.0       PO       3133TH P 4 3   January 15, 2029       15.6
PA ..................    74,401,600        PAC        6.0       FIX      3133TH P B 7     March 15, 2008        2.5 Yrs

      CLASS OF           ORIGINAL                                                                        WEIGHTED AVERAGE
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT          LIFE AT
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)           165% PSA(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      ----------------
PB ..................  $ 20,924,400        PAC        6.0%      FIX      3133TH P C 5  February 15, 2014        3.5
PC ..................    64,271,200        PAC        6.0       FIX      3133TH P D 3    August 15, 2016        4.5
PD ..................    85,331,700        PAC        6.0       FIX      3133TH P E 1      June 15, 2021        6.0
PE ..................   113,888,400        PAC        6.0       FIX      3133TH P F 8  November 15, 2023        8.0
PF ..................   211,372,500        PAC        6.0       FIX      3133TH P G 6     April 15, 2027       11.0
PK ..................     2,522,305      PAC/AD       6.0       FIX      3133TH P J 0 September 15, 2004        3.0
PL ..................    10,000,000      PAC/AD       6.0       FIX      3133TH P K 7      June 15, 2017       12.0
PM ..................     6,261,153        PAC        6.0      FIX/Z     3133TH P L 5   January 15, 2029       19.0
PR ..................    44,467,962        PAC        6.0       FIX      3133TH P N 1   January 15, 2028       15.0
PS ..................    40,135,258        PAC        6.0       FIX      3133TH P P 6    August 15, 2028       17.9
PT ..................    29,417,122        PAC        6.0       FIX      3133TH P Q 4   January 15, 2029       23.2
QB ..................    85,050,000        PAC        5.75      FIX      3133TH P S 0  February 15, 2014        3.5
QD ..................    85,050,000        PAC        5.75      FIX      3133TH P T 8      June 15, 2021        6.0
S ...................    12,602,251        SUP       (5)      INV/DLY    3133TH P W 1   January 15, 2029       15.6
SA ..................     4,061,875        SUP       (5)      INV/DLY    3133TH P X 9   January 15, 2029       15.6
SB ..................     2,000,625        SUP       (5)      INV/DLY    3133TH P Y 7   January 15, 2029       15.6
UU ..................    16,500,000      SUP/RTL      6.5       FIX      3133TH Q 6 7   January 15, 2029       21.5
WW...................     1,000,000      SUP/RTL      6.0       FIX      3133TH Q 9 1   January 15, 2029       21.5
ZB ..................    14,000,000        SUP        6.0      FIX/Z     3133TH Q A 8      July 15, 2027        1.1

RESIDUAL
R ...................       400,000        PAC        6.0       FIX      3133TH P U 5   January 15, 2029       29.2
RS ..................             0        NPR       0.0(6)     NPR      3133TH P V 3   January 15, 2029         --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The amount shown for the Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which the Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the rate assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.
(6) Under certain circumstances, the RS Class may receive certain payments as described under "Payments -- Interest-- Descending Rate Class" in this Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.
       THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS DECEMBER 10, 1998

                          CERTAIN RISK CONSIDERATIONS

    THE SECURITIES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE SECURITIES OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE SECURITIES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT EACH INVESTOR IN ANY CLASS POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED AND INCORPORATED IN THIS SUPPLEMENT IN THE CONTEXT OF THAT INVESTOR'S FINANCIAL SITUATION.
                            ------------------------

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Mortgages and the actual characteristics of the related Mortgages. The yields of the Floating Rate and Inverse Floating Rate Classes will also be sensitive to the level of LIBOR. The Mortgages are subject to prepayment at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. Investors should consider the associated risks, including:

        - Fast prepayment rates on the related Mortgages can reduce the yields of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts. Under some prepayment scenarios, investors in the Interest Only and P Classes could fail to fully recover their investments.

        - Slow prepayment rates on the related Mortgages can reduce the yields of the Principal Only Classes and any other Classes purchased at a discount to their principal amounts.

        - Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes.

        - Low levels of LIBOR can reduce the yield of the Floating Rate Class. Conversely, high levels of LIBOR can significantly reduce the yields of the Inverse Floating Rate Classes.

        - Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

        - In general, principal payment rates on the Support Classes are likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the PAC and Scheduled Classes.

        - In general, the principal payment rate on the Scheduled Class is likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the PAC Classes.

        - In general, the principal payment rates on the Sequential Pay Classes (other than the VM and VN Classes) are likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the VM and VN Classes.

See "Prepayment and Yield Analysis" in this Supplement.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE SECURITIES AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR SECURITIES READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD. THE MARKET VALUES OF THE SECURITIES ARE LIKELY TO FLUCTUATE; SUCH FLUCTUATIONS MAY BE SIGNIFICANT AND COULD RESULT IN SIGNIFICANT LOSSES TO INVESTORS.
                            ------------------------

     THE SECONDARY MARKETS FOR MORTGAGE-RELATED SECURITIES HAVE EXPERIENCED PERIODS OF ILLIQUIDITY AND CAN BE EXPECTED TO DO SO IN THE FUTURE. ILLIQUIDITY CAN HAVE A SEVERELY ADVERSE EFFECT ON THE PRICES OF SECURITIES THAT ARE ESPECIALLY SENSITIVE TO PREPAYMENT OR INTEREST RATE RISK OR THAT HAVE BEEN STRUCTURED TO MEET THE INVESTMENT REQUIREMENTS OF LIMITED CATEGORIES OF INVESTORS.

     FREDDIE MAC'S MULTICLASS REMIC CERTIFICATES OFFERING CIRCULAR DATED APRIL 1, 1998 (THE "OFFERING CIRCULAR") ACCOMPANIES THIS SUPPLEMENT. CAPITALIZED TERMS THAT ARE USED IN THIS SUPPLEMENT WITHOUT FURTHER DEFINITION HAVE THE MEANINGS GIVEN THEM IN THE OFFERING CIRCULAR. INVESTORS SHOULD PURCHASE SECURITIES ONLY IF THEY HAVE READ AND UNDERSTOOD THIS SUPPLEMENT, THE OFFERING CIRCULAR AND THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for other related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The O and K Classes will be Principal Only Classes and will not bear interest.

     The Descending Rate Class will bear interest at the following Class
Coupons:

CLASS   ACCRUAL PERIODS 1 THROUGH 12   THEREAFTER
-----   ----------------------------   ----------
HD                  7.0%                  6.5%

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                            CLASS COUPON SUBJECT TO
                             INITIAL                                      ---------------------------
           CLASS             RATE(1)            CLASS COUPON(2)           MINIMUM RATE   MAXIMUM RATE
           -----             -------    --------------------------------  ------------   ------------
F(3).......................   5.95%     LIBOR + 0.95%                        0.95%          8.0%
S(3).......................  11.07013   38.070212% - (LIBOR X 5.400016)      0             38.070212
SA(3)......................  12.08955   52.388053% - (LIBOR X 8.0597)        0             52.388053
SB(3)......................   9.0       115.363958% - (LIBOR X 16.36363)     0              9.0

---------------

(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT          REDUCES PROPORTIONATELY WITH
-----  -----------------   -----------------------------------------
REMIC CERTIFICATES
JH        $ 7,087,500      QB and QD, in the aggregate (PAC Classes)
MACR CLASSES
IB        $ 1,743,700      PB (PAC Class)
ID        $ 7,110,975      PD (PAC Class)
IM        $14,770,416      M (Sequential Pay Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

ACCRETION   (
DIRECTED    (  - The "ZM Accrual Amount" for that Payment Date to VM and VN, in that
AND         (    order, until retired, and then to ZM
ACCRUAL     (

               - The "Group 1 Asset Principal Amount" for that Payment Date to the
                 Classes shown below in the following order of priority:

            (    1. Concurrently:
            (       (a) 99.3991021582% to M, until retired
SEQUENTIAL  (       (b) 0.6008978418% as follows:
PAY         (           (i)  To O and P, pro rata, until retired
            (           (ii) To T, until retired
            (
            (    2. To L, VM, VN and ZM, in that order, until retired

            (  - The "HZ Accrual Amount" for that Payment Date to HA and HE, in that
ACCRETION   (    order, until retired, and then to HZ
DIRECTED    (  - The "PM Accrual Amount" for that Payment Date to PK and PL, in that
AND         (    order, until retired, and then to PM
ACCRUAL     (  - The "ZB Accrual Amount" for that Payment Date to GB, until retired,
            (    and then to ZB

               - The "Group 2 Asset Principal Amount" for that Payment Date to the
                 Classes shown below in the following order of priority:

            (    1. Beginning March 15, 2001, to the PAC Classes, until reduced to their
            (       "Aggregate Targeted Balance" for that Payment Date, allocated as
            (       follows:
            (       (a) To PA, while outstanding
            (       (b) To PB and QB, pro rata, while outstanding
PAC         (       (c) To PC, while outstanding
            (       (d) To PD and QD, pro rata, while outstanding
            (       (e) To PE and PF, in that order, while outstanding
            (       (f) Concurrently, 85.8562345355% to PR, PS and PT, in that order, and
            (           14.1437654645% to PK, PL and PM, in that order, while outstanding
            (       (g) To R

SCHEDULED  (  2. To GB, until reduced to its "Targeted Balance" for that Payment Date

           (  3. To ZB, until retired
           (
           (  4. Concurrently:
           (     (a) 75.4282044898% to F, K, S, SA and SB, pro rata, until retired
SUPPORT    (     (b) 24.5717955102% as follows:
           (        (i) To HA, HE and HZ, in that order, until retired
           (       (ii) To HB, HF and HG, pro rata, until retired
           (      (iii) To HC, HD, HH, UU and WW, pro rata, until retired

SCHEDULED  (  5. To GB, until retired

PAC        (  6. To the PAC Classes as in step 1, but without regard to their
           (     Aggregate Targeted Balance, until retired

     The Targeted Balances and Aggregate Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                                                STRUCTURING RANGE
                                               -------------------
PAC Classes..................................  100% PSA - 250% PSA
Scheduled Class..............................  141% PSA - 190% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments (or, in the case of Combination 2, the net reduction in the aggregate principal amount) will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related Classes entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASSES

     The HH, UU and WW Classes will be Retail Classes. Investors in the Retail Classes will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Classes" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   165%   300%   500%
                                 --    ----   ----   ----   ----
L.............................   26.8   16.6   12.0    7.4    4.7
M, MA and Q...................   17.7    7.2    5.1    3.3    2.3
N.............................   28.6   23.0   18.6   12.2    7.7
O and P.......................   11.8    3.4    2.5    1.8    1.3
T.............................   23.0   10.5    7.4    4.7    3.2
VM............................    3.0    3.0    3.0    3.0    3.0
VN............................   11.4   11.4   11.0    8.4    5.8
ZM............................   28.6   23.0   19.4   13.9    9.2
Group 1 Assets................   20.8   11.3    8.6    5.6    3.7

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   165%   250%   500%
                                 --    ----   ----   ----   ----
F, K, S, SA and SB............   29.3   25.1   15.6    2.3    1.1
GB............................   23.1    9.8    5.0    3.2    1.7
HA............................   14.8   14.5    2.3    1.0    0.5
HB, HF and HG.................   28.9   23.2    7.9    1.8    0.9
HC, HD, HH**, UU** and WW**...   29.5   26.7   21.5    2.9    1.3
HE............................   26.6   21.4    3.5    1.3    0.7
HZ............................   28.7   22.1    4.4    1.5    0.7
PA............................    4.7    2.5    2.5    2.5    2.4
PB, QB, TB and UB.............    9.5    3.5    3.5    3.5    2.8
PC............................   12.8    4.5    4.5    4.5    3.1
PD, QD, TD and UD.............   16.1    6.0    6.0    6.0    3.7
PE............................   19.3    8.0    8.0    8.0    4.5
PF............................   22.1   11.0   11.0   11.0    6.0
PG............................   24.5   18.1   18.1   18.1   10.0
PK............................    3.0    3.0    3.0    3.0    3.0
PL............................   12.8   12.0   12.0   12.0    8.0
PM............................   24.5   19.0   19.0   19.0   11.4
PN............................   24.9   20.2   20.2   20.2   11.3
PR............................   23.9   15.0   15.0   15.0    8.0
PS............................   24.6   17.9   17.9   17.9    9.7
PT............................   25.4   23.2   23.2   23.2   13.4
ZB............................   28.1   20.0    1.1    0.4    0.2
R.............................   29.2   29.2   29.2   29.2   23.9
Group 2 Assets................   20.8   11.3    8.6    6.4    3.7

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.
     ** The weighted average lives shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

THE ASSETS

     The Group 1 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $1,400,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The assets of this Series will also include (i) a non-interest bearing cash deposit of $2,999.97 to be used for principal payments on the Retail Classes as described in this Supplement and (ii) a non-interest bearing cash deposit of $15,000 to be used for interest payments on the HD Class as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF JANUARY 1, 1999)

                                 REMAINING TERM                                    PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE OF
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE     RELATED PCS
-----------  -----------------   --------------   -----------   -------------   ----------------
     1        $  500,000,000          357              2            6.65%             6.0%
     2         1,400,000,000          357              2            6.70              6.0

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                             AVAILABLE INFORMATION

     Investors should purchase Securities only if they have read and understood this Supplement, the Offering Circular and the following documents:

        - Freddie Mac's Mortgage Participation Certificates Offering Circular dated February 1, 1998 (the "PC Offering Circular"), which describes Gold PCs generally.

        - Freddie Mac's Giant Participation Certificates and Other Pass-Through Participation Certificates Offering Circular dated January 1, 1997 (the "Giant PC Offering Circular"), which describes Gold Giant PCs generally.

        - Freddie Mac's Information Statement dated March 31, 1998, its Information Statement Supplements dated May 15, 1998, August 14, 1998 and November 3, 1998 and any other Information Statement Supplements published by Freddie Mac through the time of purchase.

     This Supplement incorporates by reference the documents listed above. Investors can order these documents: from Freddie Mac, by writing, calling or e-mailing its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/450-3777; e-mail:
Investor_Inquiry@freddiemac.com); or from the Underwriter, by writing or calling Tritech Services, 4 Corporate Place, Corporate Park, 287 Piscataway, New Jersey 08855 (phone 908/878-6526).

     Freddie Mac will publish a Supplemental Statement (which will contain schedules of the Assets and other information) applicable to this Series shortly after the Closing Date. Investors can obtain the Supplemental Statement, any offering materials for specific Assets and historic and current information concerning specific Assets and the Securities from Freddie Mac's Investor Inquiry Department.

     Freddie Mac's Internet Web-Site (http://www.freddiemac.com) will display this Supplement, the Supplemental Statement, schedules of the Assets and information, updated monthly, regarding each Class of this Series.

                              GENERAL INFORMATION

THE AGREEMENT

     Freddie Mac will create the Securities under the Multiclass REMIC Certificate Agreement, dated as of April 1, 1998, and a Terms Supplement, to be dated the Closing Date (together, the "Agreement"). Investors can order copies of the Agreement by contacting the Investor Inquiry Department at Freddie Mac as shown under "Available Information" in this Supplement. The Agreement is incorporated by reference in this Supplement.

     Holders and anyone having a beneficial interest in the Securities should refer to the Agreement for a complete description of their rights and obligations and the rights and obligations of Freddie Mac. Holders and beneficial owners of Securities will acquire their Securities subject to all terms and conditions of the Agreement, including the Terms Supplement.

FORM OF SECURITIES

     Non-Retail Classes

     The Regular Classes (other than the Retail Classes) and the MACR Classes will be issued and may be held of record and transferred only on the book-entry system of the Federal Reserve Banks by entities eligible to maintain book-entry accounts with a Federal Reserve Bank ("Fed Participants").

     The Residual Classes will be issued and may be held of record only in certificated form and will be transferable at Chase Bank of Texas, National Association or its successor (the "Registrar").

     The Classes other than the Retail Classes will be issued in the denominations specified under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

     Retail Classes (HH, UU and WW Classes)

     Each Retail Class will be represented by one or more certificates held by or on behalf of The Depository Trust Company or its successor (the "Retail Depository"). The Retail Depository is a New York-chartered limited purpose trust company that performs services for its participants (the "Retail Depository Participants"), principally brokerage firms and other financial institutions. The Retail Depository will maintain each Retail Class through its book-entry facilities in principal amounts of $1,000 each ("Retail Class Units"). The Retail Depository will record the positions held by each Retail Depository Participant in Retail Class Units, whether held for the Retail Depository Participant's own account or for another person.

     Investors in each Retail Class will be subject to the rules and procedures of the Retail Depository and Retail Depository Participants in effect from time to time. Retail Class investors will not receive certificates. Rather, each investor's ownership interest in a Retail Class will be recorded, in Retail Class Units, on the records of the brokerage firm, bank, thrift institution or other financial intermediary where the investor maintains an account for this purpose. In turn, the financial intermediary's interest in a Retail Class will be recorded, in Retail Class Units, on the records of the Retail Depository (or of a Retail Depository Participant that acts as agent for the financial intermediary, if the intermediary is not itself a Retail Depository Participant). Investors may transfer their Retail Class Units only through their brokers or other financial intermediaries, in compliance with their procedures.

HOLDERS

     The term "Holders" means (i) in the case of a Regular Class (other than a Retail Class) or a MACR Class, the Fed Participants that appear on the book-entry records of a Federal Reserve Bank as holders of that Class, (ii) in the case of a Retail Class, the Retail Depository or its nominee and (iii) in the case of a Residual Class, the entities or individuals that appear on the records of the Registrar as the registered holders of that Class. The beneficial owner of a Security is not necessarily the Holder.

STRUCTURE OF TRANSACTION

     General

     This Series will be a "Double-Tier Series." The Regular Classes of REMIC Certificates and the R Class will represent beneficial ownership interests in the Upper-Tier REMIC Pool. The Upper-Tier REMIC Pool will consist of (i) the classes of "regular interests" in the Lower-Tier REMIC Pool (the "Mortgage Securities") and (ii) a non-interest bearing cash deposit of $2,999.97 (the "Retail Rounding Account") to be applied as described in this Supplement. The RS Class will represent the residual interest in the Lower-Tier REMIC Pool.

     The Lower-Tier REMIC Pool will consist of (i) the Assets and (ii) a non-interest bearing cash deposit of $15,000 (the "Group 2 Cash Deposit") to be applied to the payment of interest on the HD Class through the twelfth Payment Date.

     The Underwriter intends to acquire the Assets in privately negotiated transactions before delivering them to Freddie Mac on the Closing Date. On the Closing Date, Freddie Mac expects to acquire the Assets from the Underwriter in exchange for the REMIC Certificates.

     The Assets

     The Assets are PCs, which may include Gold Mortgage Participation Certificates ("Gold PCs") and/or Gold Giant Mortgage Participation Certificates ("Gold Giant PCs"). Gold PCs represent undivided interests in discrete pools consisting of specified Mortgages. Gold Giant PCs represent beneficial ownership interests in discrete pools consisting of specified Gold PCs (or, in some cases, other Gold Giant PCs).

THE MORTGAGES

     The Mortgages are fixed-rate, first lien, residential mortgages and mortgage participations. For purposes of this Supplement, Freddie Mac has made certain assumptions regarding the remaining terms to maturity, loan ages and interest rates of the Mortgages. See "Terms Sheet -- Assumed Mortgage Characteristics" in this Supplement. However, the characteristics of most of the Mortgages differ from those assumed, in some cases significantly. This is the case even if the weighted average characteristics of the Mortgages are the same as those of mortgages having the characteristics assumed. Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes. See "Prepayment and Yield Analysis" in this Supplement.

                                    PAYMENTS

PAYMENT DATES; RECORD DATES

     Freddie Mac will make payments of principal and interest on the Securities to Holders entitled to such payments on the 15th of each month or, if the 15th is not a "Business Day," on the next Business Day (a "Payment Date"), beginning in the month following the Closing Date.

     On each Payment Date, any payment on a Security will be made to the Holder of record as of the end of the preceding calendar month (each, a "Record Date"). On each Payment Date, the Retail Depository will remit payments on each Retail Class to those Retail Depository Participants that held Retail Class Units of record as of the related Record Date.

METHOD OF PAYMENT

     Non-Retail Classes

     A Federal Reserve Bank will credit payments on the Regular Classes (other than the Retail Classes) and the MACR Classes to the accounts of Holders of these Classes monthly on each Payment Date.

     The Registrar will mail payments on the Residual Classes by check to the addresses of the Holders of these Classes as they appear on the Registrar's records, not later than the applicable Payment Date. A Holder of a Residual Class will be required to present the Holder's certificate to the Registrar for payment under the circumstances described under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

     A Holder that is not also the beneficial owner of a Security, and each other financial intermediary in the chain to the beneficial owner, will be responsible for remitting payments to their customers.

     Retail Classes

     The Registrar will act as Freddie Mac's paying agent for the Retail Classes. The Registrar will make payments on the Retail Classes to the Retail Depository in immediately available funds. The Retail Depository will be responsible for crediting payments to the accounts of the appropriate Retail Depository Participants in accordance with the Retail Depository's normal procedures. Each Retail Depository Participant, and each other financial intermediary in the chain to the beneficial owner, will be responsible for remitting payments to their customers. Thus, investors in a Retail Class may experience some delay in the receipt of payments.

INTEREST

     Freddie Mac will pay interest on each Payment Date to the Holders of each Class of Securities on which interest has accrued, except in the case of the Accrual Classes, which will receive payments as described under "Accrual Classes" below.

     Categories of Classes

     For purposes of interest payments, the Classes of REMIC Certificates will be categorized as shown under "Interest Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Interest Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page and Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Accrual Period

     The Accrual Period for the interest-bearing Classes will be the calendar month preceding the related Payment Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payable on any Class on any Payment Date will consist of 30 days' interest on its balance as of the related Record Date.

     Fixed Rate Classes

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement or on Appendix 1 to this Supplement.

     Principal Only Classes

     The O and K Classes will be Principal Only Classes and will not bear interest.

     Descending Rate Class

     The HD Class will bear interest as shown under "Terms Sheet -- Class Coupons" in this Supplement.

     The Group 2 Cash Deposit will be applied to the payment of interest on the Descending Rate Class through the twelfth Payment Date. As to any Payment Date, to the extent that the balance remaining in the Group 2 Cash Deposit exceeds the amount that may be necessary to pay interest on the Descending Rate Class on subsequent Payment Dates, such excess will be passed through to the Holders of the RS Class.

     Accrual Classes

     The HZ, PM, ZB and ZM Classes will be Accrual Classes. No payments of interest will be made on the Accrual Classes; rather, interest accrued on each Accrual Class during each Accrual Period will be added to its principal amount on the related Payment Date. Payments of principal on each Accrual Class (including accrued interest that has been added to its principal amount) will be made as described under "Terms Sheet -- Allocation of Principal" in this Supplement.

     Notional Classes

     The Notional Classes will not receive principal payments. For convenience in describing interest payments, the Notional Classes will have notional principal amounts. The table under "Terms Sheet -- Notional Classes" in this Supplement shows the original notional principal amounts of the Notional Classes and the Class or Classes with which each Notional Class will reduce proportionately.

     Floating Rate and Inverse Floating Rate Classes

     The Floating Rate and Inverse Floating Rate Classes will bear interest as shown under "Terms Sheet -- Class Coupons" in this Supplement. The Class Coupons for the Floating Rate and Inverse Floating Rate Classes will be based on the arithmetic mean of the London interbank offered quotations for one-month Eurodollar deposits ("LIBOR").

     For information regarding the manner in which Freddie Mac determines LIBOR and calculates the Class Coupons for the Floating Rate and Inverse Floating Rate Classes, see "Description of Securities -- Interest Rate Indices" in the Offering Circular.

     Freddie Mac's determination of LIBOR and its calculation of the Class Coupons will be final, except in the case of clear error. Investors can get LIBOR levels and the Class Coupons for the current and preceding Accrual Periods from Freddie Mac's Internet Web-Site or by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

PRINCIPAL

     Freddie Mac will pay principal on each applicable Payment Date to the Holders of the Classes on which principal is then due. The Holders of each such Class will receive principal payments on a pro rata basis among the Securities of that Class, subject to special allocation procedures for investors in any Retail Class.

     Categories of Classes

     For purposes of principal payments, the Classes of REMIC Certificates will be categorized as shown under "Principal or Other Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Principal or Other Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page or Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Amount of Payments

     The total amount of principal payments that will be made on the Securities on each Payment Date will equal the sum of:

        - The amount of interest, if any, accrued on the HZ Class during the related Accrual Period and not payable as interest on that Payment Date (the "HZ Accrual Amount").

        - The amount of interest, if any, accrued on the PM Class during the related Accrual Period and not payable as interest on that Payment Date (the "PM Accrual Amount").

        - The amount of interest, if any, accrued on the ZB Class during the related Accrual Period and not payable as interest on that Payment Date (the "ZB Accrual Amount").

        - The amount of interest, if any, accrued on the ZM Class during the related Accrual Period and not payable as interest on that Payment Date (the "ZM Accrual Amount").

        - The amount of principal payments required to be made on that Payment Date on the Group 1 Assets (the "Group 1 Asset Principal Amount").

        - The amount of principal payments required to be made on that Payment Date on the Group 2 Assets (the "Group 2 Asset Principal Amount").

     Allocation of Payments

     On each Payment Date, Freddie Mac will pay the Accrual Amounts and the Asset Principal Amounts as described under "Terms Sheet -- Allocation of Principal" in this Supplement. Principal that is allocable to the Classes receiving payments from any Asset Group will be allocated only to those Classes and will not be available for Classes receiving payments from the other Asset Group.

     Targeted Balances Schedules

     The schedules of "Aggregate Targeted Balances" and "Targeted Balances" are shown below.

                               TARGETED BALANCES*

                                  PAC CLASSES

    PAYMENT DATE
    ------------

                            PAC
                        (AGGREGATE)

February 15, 2001
  and before........  $873,493,600.00
March 15, 2001......   866,017,488.29
April 15, 2001......   858,352,165.28
May 15, 2001........   850,501,035.27
June 15, 2001.......   842,689,734.96
July 15, 2001.......   834,918,059.28
August 15, 2001.....   827,185,804.20
September 15,
  2001..............   819,492,766.77
October 15, 2001....   811,838,745.06
November 15, 2001...   804,223,538.18
December 15, 2001...   796,646,946.28
January 15, 2002....   789,108,770.54
February 15, 2002...   781,608,813.16
March 15, 2002......   774,146,877.35
April 15, 2002......   766,722,767.35
May 15, 2002........   759,336,288.38
June 15, 2002.......   751,987,246.68
July 15, 2002.......   744,675,449.49
August 15, 2002.....   737,400,705.02
September 15,
  2002..............   730,162,822.50
October 15, 2002....   722,961,612.10
November 15, 2002...   715,796,885.01
December 15, 2002...   708,668,453.35
January 15, 2003....   701,576,130.23
February 15, 2003...   694,519,729.71
March 15, 2003......   687,499,066.83
April 15, 2003......   680,513,957.55
May 15, 2003........   673,564,218.78
June 15, 2003.......   666,649,668.40
July 15, 2003.......   659,770,125.20
August 15, 2003.....   652,925,408.91
September 15,
  2003..............   646,115,340.18
October 15, 2003....   639,339,740.59
November 15, 2003...   632,598,432.65
December 15, 2003...   625,891,239.75
January 15, 2004....   619,217,986.23
February 15, 2004...   612,578,497.28
March 15, 2004......   605,972,599.05
April 15, 2004......   599,400,118.53
May 15, 2004........   592,860,883.64
June 15, 2004.......   586,354,723.16
July 15, 2004.......   579,881,466.76
August 15, 2004.....   573,440,944.99
September 15,
  2004..............   567,032,989.25
October 15, 2004....   560,657,431.84
November 15, 2004...   554,314,105.89
December 15, 2004...   548,002,845.42
January 15, 2005....   541,723,485.28
February 15, 2005...   535,475,861.18
March 15, 2005......   529,259,809.66
April 15, 2005......   523,075,168.12
May 15, 2005........   516,921,774.78
June 15, 2005.......   510,799,468.71
July 15, 2005.......   504,708,089.80
August 15, 2005.....   498,647,478.75
September 15,
  2005..............   492,617,477.09

                            PAC
                        (AGGREGATE)
                         CONTINUED

October 15, 2005....  $486,617,927.17
November 15, 2005...   480,648,672.15
December 15, 2005...   474,709,555.99
January 15, 2006....   468,800,423.44
February 15, 2006...   462,921,120.08
March 15, 2006......   457,071,492.26
April 15, 2006......   451,251,387.13
May 15, 2006........   445,460,652.62
June 15, 2006.......   439,699,137.44
July 15, 2006.......   433,966,691.10
August 15, 2006.....   428,263,163.85
September 15,
  2006..............   422,588,406.74
October 15, 2006....   416,942,271.56
November 15, 2006...   411,324,610.88
December 15, 2006...   405,735,278.03
January 15, 2007....   400,174,127.08
February 15, 2007...   394,641,012.86
March 15, 2007......   389,135,790.94
April 15, 2007......   383,658,317.65
May 15, 2007........   378,208,450.03
June 15, 2007.......   372,786,045.89
July 15, 2007.......   367,390,963.73
August 15, 2007.....   362,023,062.82
September 15,
  2007..............   356,682,203.12
October 15, 2007....   351,368,245.33
November 15, 2007...   346,081,050.85
December 15, 2007...   340,820,481.82
January 15, 2008....   335,607,768.68
February 15, 2008...   330,470,116.89
March 15, 2008......   325,406,477.50
April 15, 2008......   320,415,815.96
May 15, 2008........   315,497,111.95
June 15, 2008.......   310,649,359.20
July 15, 2008.......   305,871,565.26
August 15, 2008.....   301,162,751.32
September 15,
  2008..............   296,521,952.08
October 15, 2008....   291,948,215.49
November 15, 2008...   287,440,602.60
December 15, 2008...   282,998,187.39
January 15, 2009....   278,620,056.61
February 15, 2009...   274,305,309.54
March 15, 2009......   270,053,057.89
April 15, 2009......   265,862,425.60
May 15, 2009........   261,732,548.67
June 15, 2009.......   257,662,575.00
July 15, 2009.......   253,651,664.24
August 15, 2009.....   249,698,987.60
September 15,
  2009..............   245,803,727.73
October 15, 2009....   241,965,078.54
November 15, 2009...   238,182,245.04
December 15, 2009...   234,454,443.21
January 15, 2010....   230,780,899.84
February 15, 2010...   227,160,852.38
March 15, 2010......   223,593,548.81
April 15, 2010......   220,078,247.45
May 15, 2010........   216,614,216.90
June 15, 2010.......   213,200,735.81

                            PAC
                        (AGGREGATE)
                         CONTINUED

July 15, 2010.......  $209,837,092.80
August 15, 2010.....   206,522,586.32
September 15,
  2010..............   203,256,524.49
October 15, 2010....   200,038,224.99
November 15, 2010...   196,867,014.91
December 15, 2010...   193,742,230.66
January 15, 2011....   190,663,217.79
February 15, 2011...   187,629,330.90
March 15, 2011......   184,639,933.51
April 15, 2011......   181,694,397.93
May 15, 2011........   178,792,105.16
June 15, 2011.......   175,932,444.74
July 15, 2011.......   173,114,814.65
August 15, 2011.....   170,338,621.21
September 15,
  2011..............   167,603,278.95
October 15, 2011....   164,908,210.48
November 15, 2011...   162,252,846.41
December 15, 2011...   159,636,625.23
January 15, 2012....   157,058,993.21
February 15, 2012...   154,519,404.27
March 15, 2012......   152,017,319.88
April 15, 2012......   149,552,209.00
May 15, 2012........   147,123,547.92
June 15, 2012.......   144,730,820.19
July 15, 2012.......   142,373,516.52
August 15, 2012.....   140,051,134.66
September 15,
  2012..............   137,763,179.35
October 15, 2012....   135,509,162.16
November 15, 2012...   133,288,601.45
December 15, 2012...   131,101,022.27
January 15, 2013....   128,945,956.24
February 15, 2013...   126,822,941.47
March 15, 2013......   124,731,522.50
April 15, 2013......   122,671,250.17
May 15, 2013........   120,641,681.58
June 15, 2013.......   118,642,379.94
July 15, 2013.......   116,672,914.56
August 15, 2013.....   114,732,860.70
September 15,
  2013..............   112,821,799.56
October 15, 2013....   110,939,318.11
November 15, 2013...   109,085,009.09
December 15, 2013...   107,258,470.88
January 15, 2014....   105,459,307.48
February 15, 2014...   103,687,128.34
March 15, 2014......   101,941,548.39
April 15, 2014......   100,222,187.89
May 15, 2014........    98,528,672.38
June 15, 2014.......    96,860,632.62
July 15, 2014.......    95,217,704.51
August 15, 2014.....    93,599,529.02
September 15,
  2014..............    92,005,752.10
October 15, 2014....    90,436,024.64
November 15, 2014...    88,890,002.40
December 15, 2014...    87,367,345.94
January 15, 2015....    85,867,720.52
February 15, 2015...    84,390,796.10
March 15, 2015......    82,936,247.22

---------------
* The Aggregate Targeted Balances and Targeted Balances shown were calculated using, among other things, the "structuring ranges" shown under "Terms Sheet -- Allocation of Principal" in this Supplement. See "Prepayment and Yield Analysis" in this Supplement.

    PAYMENT DATE
    ------------
                            PAC
                        (AGGREGATE)
                         CONTINUED
April 15, 2015......  $ 81,503,752.95
May 15, 2015........    80,092,996.87
June 15, 2015.......    78,703,666.94
July 15, 2015.......    77,335,455.48
August 15, 2015.....    75,988,059.11
September 15,
  2015..............    74,661,178.68
October 15, 2015....    73,354,519.23
November 15, 2015...    72,067,789.90
December 15, 2015...    70,800,703.90
January 15, 2016....    69,552,978.44
February 15, 2016...    68,324,334.70
March 15, 2016......    67,114,497.73
April 15, 2016......    65,923,196.45
May 15, 2016........    64,750,163.55
June 15, 2016.......    63,595,135.47
July 15, 2016.......    62,457,852.33
August 15, 2016.....    61,338,057.89
September 15,
  2016..............    60,235,499.50
October 15, 2016....    59,149,928.04
November 15, 2016...    58,081,097.88
December 15, 2016...    57,028,766.84
January 15, 2017....    55,992,696.11
February 15, 2017...    54,972,650.25
March 15, 2017......    53,968,397.10
April 15, 2017......    52,979,707.78
May 15, 2017........    52,006,356.59
June 15, 2017.......    51,048,121.03
July 15, 2017.......    50,104,781.68
August 15, 2017.....    49,176,122.23
September 15,
  2017..............    48,261,929.39
October 15, 2017....    47,361,992.89
November 15, 2017...    46,476,105.38
December 15, 2017...    45,604,062.45
January 15, 2018....    44,745,662.54
February 15, 2018...    43,900,706.94
March 15, 2018......    43,068,999.73
April 15, 2018......    42,250,347.73
May 15, 2018........    41,444,560.50
June 15, 2018.......    40,651,450.27
July 15, 2018.......    39,870,831.91
August 15, 2018.....    39,102,522.90
September 15,
  2018..............    38,346,343.28
October 15, 2018....    37,602,115.65
November 15, 2018...    36,869,665.08
December 15, 2018...    36,148,819.13
January 15, 2019....    35,439,407.76
February 15, 2019...    34,741,263.38
March 15, 2019......    34,054,220.70
April 15, 2019......    33,378,116.81
May 15, 2019........    32,712,791.09
June 15, 2019.......    32,058,085.17
July 15, 2019.......    31,413,842.93
August 15, 2019.....    30,779,910.45

                            PAC
                        (AGGREGATE)
                         CONTINUED
September 15,
  2019..............  $ 30,156,136.00
October 15, 2019....    29,542,369.98
November 15, 2019...    28,938,464.89
December 15, 2019...    28,344,275.36
January 15, 2020....    27,759,658.05
February 15, 2020...    27,184,471.63
March 15, 2020......    26,618,576.80
April 15, 2020......    26,061,836.24
May 15, 2020........    25,514,114.53
June 15, 2020.......    24,975,278.22
July 15, 2020.......    24,445,195.73
August 15, 2020.....    23,923,737.33
September 15,
  2020..............    23,410,775.16
October 15, 2020....    22,906,183.15
November 15, 2020...    22,409,837.04
December 15, 2020...    21,921,614.31
January 15, 2021....    21,441,394.20
February 15, 2021...    20,969,057.67
March 15, 2021......    20,504,487.34
April 15, 2021......    20,047,567.54
May 15, 2021........    19,598,184.21
June 15, 2021.......    19,156,224.93
July 15, 2021.......    18,721,578.89
August 15, 2021.....    18,294,136.84
September 15,
  2021..............    17,873,791.08
October 15, 2021....    17,460,435.47
November 15, 2021...    17,053,965.37
December 15, 2021...    16,654,277.61
January 15, 2022....    16,261,270.54
February 15, 2022...    15,874,843.91
March 15, 2022......    15,494,898.93
April 15, 2022......    15,121,338.22
May 15, 2022........    14,754,065.78
June 15, 2022.......    14,392,986.99
July 15, 2022.......    14,038,008.57
August 15, 2022.....    13,689,038.59
September 15,
  2022..............    13,345,986.42
October 15, 2022....    13,008,762.75
November 15, 2022...    12,677,279.52
December 15, 2022...    12,351,449.95
January 15, 2023....    12,031,188.50
February 15, 2023...    11,716,410.84
March 15, 2023......    11,407,033.89
April 15, 2023......    11,102,975.71
May 15, 2023........    10,804,155.57
June 15, 2023.......    10,510,493.89
July 15, 2023.......    10,221,912.23
August 15, 2023.....     9,938,333.29
September 15,
  2023..............     9,659,680.86
October 15, 2023....     9,385,879.84
November 15, 2023...     9,116,856.21
December 15, 2023...     8,852,537.01
January 15, 2024....     8,592,850.33

                            PAC
                        (AGGREGATE)
                         CONTINUED
February 15, 2024...  $  8,337,725.30
March 15, 2024......     8,087,092.08
April 15, 2024......     7,840,881.82
May 15, 2024........     7,599,026.66
June 15, 2024.......     7,361,459.74
July 15, 2024.......     7,128,115.16
August 15, 2024.....     6,898,927.96
September 15,
  2024..............     6,673,834.12
October 15, 2024....     6,452,770.55
November 15, 2024...     6,235,675.09
December 15, 2024...     6,022,486.44
January 15, 2025....     5,813,144.22
February 15, 2025...     5,607,588.92
March 15, 2025......     5,405,761.87
April 15, 2025......     5,207,605.29
May 15, 2025........     5,013,062.19
June 15, 2025.......     4,822,076.45
July 15, 2025.......     4,634,592.74
August 15, 2025.....     4,450,556.54
September 15,
  2025..............     4,269,914.12
October 15, 2025....     4,092,612.54
November 15, 2025...     3,918,599.62
December 15, 2025...     3,747,823.94
January 15, 2026....     3,580,234.83
February 15, 2026...     3,415,782.38
March 15, 2026......     3,254,417.36
April 15, 2026......     3,096,091.30
May 15, 2026........     2,940,756.42
June 15, 2026.......     2,788,365.65
July 15, 2026.......     2,638,872.58
August 15, 2026.....     2,492,231.51
September 15,
  2026..............     2,348,397.38
October 15, 2026....     2,207,325.82
November 15, 2026...     2,068,973.08
December 15, 2026...     1,933,296.07
January 15, 2027....     1,800,252.33
February 15, 2027...     1,669,800.00
March 15, 2027......     1,541,897.87
April 15, 2027......     1,416,505.31
May 15, 2027........     1,293,582.30
June 15, 2027.......     1,173,089.39
July 15, 2027.......     1,054,987.72
August 15, 2027.....       939,239.02
September 15,
  2027..............       825,805.55
October 15, 2027....       714,650.16
November 15, 2027...       605,736.21
December 15, 2027...       499,027.64
January 15, 2028....       394,488.89
February 15, 2028...       292,084.94
March 15, 2028......       191,781.29
April 15, 2028......        93,543.94
May 15, 2028
  and after.........             0.00

                                SCHEDULED CLASS

    PAYMENT DATE
    ------------
                            GB
February 15, 1999...  $327,138,647.79
March 15, 1999......   324,572,052.75
April 15, 1999......   321,670,674.80
May 15, 1999........   318,435,616.78
June 15, 1999.......   314,868,224.28

                            GB
                         CONTINUED
July 15, 1999.......  $310,970,085.21
August 15, 1999.....   306,743,029.10
September 15,
  1999..............   302,189,126.09
October 15, 1999....   297,310,685.64
November 15, 1999...   292,110,254.90

                            GB
                         CONTINUED
December 15, 1999...  $286,590,616.85
January 15, 2000....   280,754,788.13
February 15, 2000...   274,606,016.55
March 15, 2000......   268,147,778.34
April 15, 2000......   261,383,775.13

    PAYMENT DATE
    ------------

                            GB
                         CONTINUED
May 15, 2000........  $254,317,930.61
June 15, 2000.......   246,954,386.94
July 15, 2000.......   239,297,500.87
August 15, 2000.....   231,351,839.60
September 15,
  2000..............   223,122,176.38
October 15, 2000....   214,613,485.86
November 15, 2000...   205,830,939.13
December 15, 2000...   196,779,898.60
January 15, 2001....   187,465,912.57
February 15, 2001...   177,894,709.63
March 15, 2001......   175,548,304.48
April 15, 2001......   173,145,868.02
May 15, 2001........   170,690,229.35
June 15, 2001.......   168,272,720.78
July 15, 2001.......   165,892,971.07
August 15, 2001.....   163,550,612.16
September 15,
  2001..............   161,245,279.12
October 15, 2001....   158,976,610.19
November 15, 2001...   156,744,246.68
December 15, 2001...   154,547,833.02
January 15, 2002....   152,387,016.66
February 15, 2002...   150,261,448.11
March 15, 2002......   148,170,780.86
April 15, 2002......   146,114,671.40
May 15, 2002........   144,092,779.18
June 15, 2002.......   142,104,766.57
July 15, 2002.......   140,150,298.87
August 15, 2002.....   138,229,044.24
September 15,
  2002..............   136,340,673.74
October 15, 2002....   134,484,861.25
November 15, 2002...   132,661,283.46
December 15, 2002...   130,869,619.87
January 15, 2003....   129,109,552.74
February 15, 2003...   127,380,767.09
March 15, 2003......   125,682,950.66
April 15, 2003......   124,015,793.91
May 15, 2003........   122,378,989.95
June 15, 2003.......   120,772,234.60
July 15, 2003.......   119,195,226.27
August 15, 2003.....   117,647,666.03
September 15,
  2003..............   116,129,257.51
October 15, 2003....   114,639,706.95
November 15, 2003...   113,178,723.12
December 15, 2003...   111,746,017.34
January 15, 2004....   110,341,303.43
February 15, 2004...   108,964,297.73
March 15, 2004......   107,614,719.01
April 15, 2004......   106,292,288.53
May 15, 2004........   104,996,729.97
June 15, 2004.......   103,727,769.42
July 15, 2004.......   102,485,135.37
August 15, 2004.....   101,268,558.67
September 15,
  2004..............   100,077,772.54
October 15, 2004....    98,912,512.53
November 15, 2004...    97,772,516.51
December 15, 2004...    96,657,524.64
January 15, 2005....    95,567,279.36
February 15, 2005...    94,501,525.38
March 15, 2005......    93,460,009.63
April 15, 2005......    92,442,481.28
May 15, 2005........    91,448,691.71
June 15, 2005.......    90,478,394.47
July 15, 2005.......    89,531,345.28
August 15, 2005.....    88,607,302.04
September 15,
  2005..............    87,706,024.75
October 15, 2005....    86,827,275.54
November 15, 2005...    85,970,818.63

                            GB
                         CONTINUED
December 15, 2005...  $ 85,136,420.35
January 15, 2006....    84,323,849.05
February 15, 2006...    83,532,875.17
March 15, 2006......    82,763,271.15
April 15, 2006......    82,014,811.46
May 15, 2006........    81,287,272.57
June 15, 2006.......    80,580,432.92
July 15, 2006.......    79,894,072.93
August 15, 2006.....    79,227,974.95
September 15,
  2006..............    78,581,923.27
October 15, 2006....    77,955,704.12
November 15, 2006...    77,349,105.59
December 15, 2006...    76,761,917.68
January 15, 2007....    76,193,932.27
February 15, 2007...    75,644,943.07
March 15, 2007......    75,114,745.65
April 15, 2007......    74,603,137.38
May 15, 2007........    74,109,917.47
June 15, 2007.......    73,634,886.91
July 15, 2007.......    73,177,848.45
August 15, 2007.....    72,738,606.64
September 15,
  2007..............    72,316,967.76
October 15, 2007....    71,912,739.83
November 15, 2007...    71,525,732.59
December 15, 2007...    71,155,757.48
January 15, 2008....    70,781,260.05
February 15, 2008...    70,381,094.06
March 15, 2008......    69,966,364.57
April 15, 2008......    69,537,492.05
May 15, 2008........    69,094,888.96
June 15, 2008.......    68,638,959.95
July 15, 2008.......    68,170,101.91
August 15, 2008.....    67,688,704.14
September 15,
  2008..............    67,195,148.49
October 15, 2008....    66,689,809.42
November 15, 2008...    66,173,054.21
December 15, 2008...    65,645,242.98
January 15, 2009....    65,106,728.89
February 15, 2009...    64,557,858.23
March 15, 2009......    63,998,970.49
April 15, 2009......    63,430,398.54
May 15, 2009........    62,852,468.72
June 15, 2009.......    62,265,500.90
July 15, 2009.......    61,669,808.66
August 15, 2009.....    61,065,699.35
September 15,
  2009..............    60,453,474.20
October 15, 2009....    59,833,428.44
November 15, 2009...    59,205,851.37
December 15, 2009...    58,571,026.50
January 15, 2010....    57,929,231.60
February 15, 2010...    57,280,738.85
March 15, 2010......    56,625,814.88
April 15, 2010......    55,964,720.89
May 15, 2010........    55,297,712.76
June 15, 2010.......    54,625,041.10
July 15, 2010.......    53,946,951.38
August 15, 2010.....    53,263,683.97
September 15,
  2010..............    52,575,474.27
October 15, 2010....    51,882,552.78
November 15, 2010...    51,185,145.18
December 15, 2010...    50,483,472.40
January 15, 2011....    49,777,750.73
February 15, 2011...    49,068,191.88
March 15, 2011......    48,355,003.05
April 15, 2011......    47,638,387.03
May 15, 2011........    46,918,542.28

                            GB
                         CONTINUED
June 15, 2011.......  $ 46,195,662.96
July 15, 2011.......    45,469,939.05
August 15, 2011.....    44,741,556.41
September 15,
  2011..............    44,010,696.85
October 15, 2011....    43,277,538.17
November 15, 2011...    42,542,254.30
December 15, 2011...    41,805,015.28
January 15, 2012....    41,065,987.41
February 15, 2012...    40,325,333.26
March 15, 2012......    39,583,211.75
April 15, 2012......    38,839,778.22
May 15, 2012........    38,095,184.50
June 15, 2012.......    37,349,578.94
July 15, 2012.......    36,603,106.51
August 15, 2012.....    35,855,908.83
September 15,
  2012..............    35,108,124.25
October 15, 2012....    34,359,887.90
November 15, 2012...    33,611,331.74
December 15, 2012...    32,862,584.62
January 15, 2013....    32,113,772.34
February 15, 2013...    31,365,017.71
March 15, 2013......    30,616,440.58
April 15, 2013......    29,868,157.92
May 15, 2013........    29,120,283.86
June 15, 2013.......    28,372,929.74
July 15, 2013.......    27,626,204.16
August 15, 2013.....    26,880,213.02
September 15,
  2013..............    26,135,059.61
October 15, 2013....    25,390,844.59
November 15, 2013...    24,647,666.09
December 15, 2013...    23,905,619.76
January 15, 2014....    23,164,798.78
February 15, 2014...    22,425,293.90
March 15, 2014......    21,687,193.54
April 15, 2014......    20,950,583.78
May 15, 2014........    20,215,548.43
June 15, 2014.......    19,482,169.05
July 15, 2014.......    18,750,525.03
August 15, 2014.....    18,020,693.58
September 15,
  2014..............    17,292,749.82
October 15, 2014....    16,566,766.76
November 15, 2014...    15,842,815.41
December 15, 2014...    15,120,964.76
January 15, 2015....    14,401,281.85
February 15, 2015...    13,683,831.79
March 15, 2015......    12,968,677.80
April 15, 2015......    12,255,881.27
May 15, 2015........    11,545,501.74
June 15, 2015.......    10,837,596.99
July 15, 2015.......    10,132,223.05
August 15, 2015.....     9,429,434.23
September 15,
  2015..............     8,729,283.16
October 15, 2015....     8,031,820.81
November 15, 2015...     7,337,096.56
December 15, 2015...     6,645,158.18
January 15, 2016....     5,956,051.88
February 15, 2016...     5,269,822.37
March 15, 2016......     4,586,512.84
April 15, 2016......     3,906,165.02
May 15, 2016........     3,228,819.21
June 15, 2016.......     2,554,514.30
July 15, 2016.......     1,883,287.79
August 15, 2016.....     1,215,175.83
September 15,
  2016..............       550,213.24
October 15, 2016
  and after.........             0.00

RETAIL CLASS PRINCIPAL PAYMENTS

     General

     The HH, UU and WW Classes are Retail Classes. Freddie Mac has arranged to make principal payments on each Retail Class in $1,000 increments. These arrangements are intended to accommodate retail investors who may not wish to receive their principal payments in amounts smaller than $1,000, to give a limited payment priority to investors who request early payment, and to give the first limited payment priority to the requesting estates of deceased investors.

     Principal payments on the Retail Classes will be made as follows:

        - Freddie Mac will determine the amount of principal, if any, payable on a Retail Class (as a whole) on each Payment Date as described above.

        - The principal payment on a Retail Class will be rounded to a multiple of $1,000 using the Retail Rounding Account, and the Registrar will pay the rounded amount to the Retail Depository.

        - The Retail Depository will remit the principal payment for a Retail Class, in multiples of $1,000, to the applicable Retail Depository Participants. The Retail Depository Participants and other financial intermediaries in turn will remit principal payments to investors in a Retail Class, also in multiples of $1,000.

        - Investors in a Retail Class who have properly requested early payment will be paid first, to the extent of available principal, with a first priority given to "Deceased Owners" of that Class and a second priority to "Living Owners" of that Class.

        - If more principal is available for payment on a Retail Class than the amount covered by valid requests for early payment, non-requesting investors in that Class will receive principal payments in multiples of $1,000 under procedures described below.

The rest of this section describes these procedures in more detail.

     Rounding of Principal Payments

     Whenever principal payments are to be made on a Retail Class, the amount allocable to that Class will be rounded to a multiple of $1,000. On the first Payment Date when principal payments will be made on a Retail Class, the Registrar will withdraw from the Retail Rounding Account any funds needed to round the allocable amount upward to the next multiple of $1,000 and will pay the rounded amount on that Class. On the next Payment Date when principal payments will be made on such Retail Class, the Registrar will apply the allocable amount first to repay any amount withdrawn for that Class from the Retail Rounding Account on the previous Payment Date; then it will round the remainder of such allocable amount upward to the next multiple of $1,000, by making another withdrawal from the Retail Rounding Account, and will pay this amount to such Retail Class. This process will continue on subsequent Payment Dates until such Retail Class has been retired.

     Principal Payment Requests and Withdrawals

     Any beneficial owner of Retail Class Units may request that any or all of such Units be paid in full on the earliest possible Payment Date. The beneficial owner must submit any request for Retail Class principal payments to his or her broker or other financial intermediary, which must in turn make the request in writing to the Retail Depository. The Retail Depository will date and time stamp all requests in accordance with its established procedures and forward the requests to the Registrar. The Registrar will maintain a list of those Retail Depository Participants representing beneficial owners that have requested Retail Class principal payments, together with the order of receipt and the amounts of the requests. Investors can get information regarding the number of Retail Class Units of the applicable Class for which requests have been made and the status of their own requests by writing the Registrar at Chase Bank of Texas, National Association, 601 Travis, 8TCT39, Houston, TX 77002.

     A beneficial owner may withdraw a request for a Retail Class principal payment by notifying his or her broker or other financial intermediary, which must in turn forward the notice of withdrawal in writing to the

Registrar. Any request for a Retail Class principal payment will be deemed withdrawn when the Registrar receives notice of the beneficial owner's transfer of the related Retail Class Units.

     In order for a request or a notice of withdrawal to be effective for any Payment Date, it must be received by the Retail Depository (in the case of a request) or the Registrar (in the case of a withdrawal) by the last business day of the preceding calendar month. Once effective, a request will remain effective for all Payment Dates unless it is withdrawn.

     The Retail Depository will honor requests for Retail Class principal payments to be made on any Payment Date in accordance with the procedures described below. The Registrar will notify the Retail Depository and the appropriate Retail Depository Participants which of the requests should be honored on each Payment Date. The decisions of the Registrar and the Retail Depository concerning these matters, and any related rules and procedures they establish, will be binding on all affected persons.

     Principal Payment Allocations

     Payments to Requesting Beneficial Owners. For any Payment Date, priority of payment on a Retail Class will be given to beneficial owners of that Class for whom principal payment requests are in effect. The Retail Depository will honor requests in the following order of priority:

          First, the Retail Depository will honor requests submitted on behalf of Deceased Owners of a Retail Class in the order of their receipt by the Retail Depository, until such requests have been honored in an amount up to $100,000 for each requesting Deceased Owner of that Class; and

          Second, the Retail Depository will honor requests submitted on behalf of Living Owners of a Retail Class in the order of priority established by the random lot procedures of the Registrar, until such requests have been honored in an amount up to $10,000 for each requesting Living Owner of that Class.

     Thereafter, the Retail Depository will honor requests submitted on behalf of each Deceased Owner as provided in step First up to a second $100,000, and requests submitted on behalf of each Living Owner as provided in step Second up to a second $10,000. This sequence of priorities will be repeated until all principal payment requests have been honored.

     If the amount of principal available for payment on a Retail Class on a given Payment Date is insufficient to honor all requests, such requests will be honored on succeeding Payment Dates as principal becomes available. In the case of requests on behalf of Living Owners, the Registrar will establish a new order of priority for each Payment Date by random lot. This order will apply both to previously unsatisfied payment requests and to newly submitted requests. A Retail Class principal payment request submitted on behalf of a Living Owner who later dies will become entitled to the priority of a newly submitted request on behalf of a Deceased Owner. Such priority will be effective for each subsequent Payment Date, if the Retail Depository has received appropriate evidence of death and any requested tax waivers by the last business day of the preceding calendar month.

     Payments to Non-Requesting Beneficial Owners. If the amount of principal available for payments on a Retail Class on a given Payment Date exceeds the amount needed to honor all principal payment requests, the Retail Depository will determine which Retail Class Units will be paid, using its established random lot procedures. Each Retail Depository Participant receiving such payments, and each financial intermediary in the chain to the beneficial owners, will remit payments to their customers according to their own procedures, which may or may not be by random lot. A Retail Depository Participant or financial intermediary could decide to allot Retail Class principal payments to certain customers (which could include such Retail Depository Participant or intermediary) without allotting payments to others. Investors may ask their brokers or other intermediaries what allocation procedures they use.

     Beneficial Owners

     A "Deceased Owner" is the estate of an individual who beneficially owned one or more Retail Class Units of the applicable Class at the time of death, provided the executor or other authorized representative of the estate furnishes to the Retail Depository evidence of death satisfactory to the Registrar and any tax waivers requested by the Registrar. A "Living Owner" is any other beneficial owner of one or more Retail Class Units.

     The following rules will apply to determine beneficial ownership in the case of Deceased Owners:

        - Retail Class Units beneficially owned by tenants by the entirety, joint tenants or tenants in common will be regarded as beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of the beneficial owner, and the Retail Class Units beneficially owned will become eligible for the principal payment priority described above.

        - Retail Class Units beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Retail Class Units than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of a beneficial owner of the Retail Class Units beneficially owned by the trust to the extent of that beneficiary's interest in the trust.

        - The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust.

        - The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Retail Class Unit will be deemed the death of the beneficial owner of that Retail Class Unit, regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Registrar. Such beneficial interest will exist in many cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Retail Class Unit, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Retail Class Unit.

CLASS FACTORS

     Description of Factors

     On or about the first business day of each month after the Closing Date, Freddie Mac will make available (including on its Internet Web-Site) a Class Factor for each Class having a principal amount. The Class Factor for any Class for any month will be a truncated seven-digit decimal which, when multiplied by the original principal amount of a Security of that Class, will equal its remaining principal amount, after giving effect to any principal payment to be made on the Payment Date in the same month. The Class Factor for an Accrual Class will also reflect any addition to its principal amount to be made on the same Payment Date. For example, the January 1 Class Factor for any Class will reflect the remaining principal amount of a Security of that Class, after giving effect to any principal payment (or addition to principal) to be made on January
15. Freddie Mac will also make available a Class Factor for each Notional Class, which will reflect the remaining notional principal amount of a Security of that Class in an analogous manner. The Class Factor for each Retail Class will apply to that Class as a whole, not to individual Retail Class Units, and will disregard any rounding of principal payments. The Class Factor for each Class for the month of the Closing Date is 1.0000000.

     Use of Factors

     For any Payment Date, investors can calculate the reduction (or for an Accrual Class, the increase) in the principal amount of a Security of any Class entitled to principal payments by multiplying the original principal amount of that Security by the difference between its Class Factors for the preceding and current months. The amount of interest to be paid on (or added to the principal amount of) a Security of any Class on each Payment Date will equal 30 days' interest on its outstanding principal amount (or notional principal amount) as determined by its Class Factor for the preceding month.

     For example, the reduction (or for an Accrual Class, the increase) in the principal amount of any Security entitled to principal payments on February 15 will reflect the difference between its January 1 and February 1 Class Factors. The amount of interest to be paid on (or added to the principal amount of) any Security on February 15 will equal 30 days' interest at its Class Coupon, accrued during the month of January, on the principal amount or notional principal amount of such Security determined by its January 1 Class Factor. If the outstanding balance of any interest-bearing Class is reduced on the Payment Date that falls within an Accrual Period, that Class will accrue interest during such Accrual Period on its reduced balance, even though its balance had been higher for approximately the first 15 days of the Accrual Period. No interest at all will be paid on any Class (or on any Retail Class Unit) after its balance has been reduced to zero.

GUARANTEES

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement. See "Description of Securities -- Guarantees" in the Offering Circular.

     Freddie Mac also guarantees the payment of interest and principal on Gold PCs and Gold Giant PCs. See "Guarantees" in the PC Offering Circular and "Description of Pass-Through PCs -- Guarantees" in the Giant PC Offering Circular.

OPTIONAL REDEMPTION

     Freddie Mac may redeem the Mortgage Securities and the RS Class, in whole but not in part, on any Payment Date when their aggregate outstanding principal amount would be less than 1% of their aggregate original principal amount. Upon any redemption, the redemption price of the Mortgage Securities will be applied to retire the outstanding Regular Classes. Any outstanding MACR Class will be retired from the proceeds of any redemption of its related Regular Classes. The PCs are not redeemable. See "Description of Securities -- Optional Redemption" in the Offering Circular.

RESIDUAL PROCEEDS

     Upon surrender of their certificates to the Registrar, the Holders of the RS Class will receive the proceeds of the remaining assets of the Lower-Tier REMIC Pool, if any, after all required principal and interest payments on the Mortgage Securities and the RS Class have been made. Upon like surrender, the Holders of the R Class will receive the proceeds of the remaining assets of the Upper-Tier REMIC Pool (including the Retail Rounding Account) after all required principal and interest payments on the Regular Classes and the R Class have been made. In both cases, any remaining assets (other than the Retail Rounding Account) are not likely to be significant.

                         PREPAYMENT AND YIELD ANALYSIS

GENERAL

     Mortgage Prepayments

     The rates of principal payments on the Assets will depend directly, and the rates of principal payments on the Securities will depend indirectly, on the rates of principal payments on the related Mortgages. Mortgage principal payments may be in the form of scheduled amortization or partial or full prepayments. "Prepayments" include prepayments by the borrower, liquidations resulting from default, casualty or condemnation and payments made by Freddie Mac pursuant to its guarantee of principal (other than scheduled amortization) on PCs. The Mortgages are subject to prepayment at any time without penalty.

     Mortgage prepayment rates are likely to fluctuate significantly. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the Mortgages, the prepayment rate on the Mortgages is likely to increase, although a number of other factors also may influence the prepayment rate. See "Prepayments, Yields and Suitability" in the PC Offering Circular.

     Acceleration of mortgage payments as a result of transfers of mortgaged properties is an important factor affecting prepayment rates. The Mortgages generally provide that, in the event of the transfer or prospective transfer of the underlying mortgaged property, the full unpaid principal balance is due and payable at the option of the holder. Freddie Mac, in most cases, requires mortgage servicers to enforce such "due-on-transfer" provisions where permitted by applicable law. See "Mortgage Purchase and Servicing Standards -- Mortgage Servicing -- Assumption and Due-on-Transfer Policies" in the PC Offering Circular.

     PSA Model

     Prepayments on pools of mortgages are commonly measured relative to a variety of prepayment models. The particular model used in this Supplement, "PSA," is the standard prepayment model of The Bond Market Association. This model assumes that mortgages will prepay at an annual rate of 0.2% in the first month after origination, that the prepayment rate increases at an annual rate of 0.2% per month up to the 30th month after origination and that the prepayment rate is constant at 6% per annum in the 30th and later months (this assumption is called "100% PSA"). For example, at 100% PSA, mortgages with a loan age of three months (i.e., mortgages in their fourth month after origination) are assumed to prepay at an annual rate of 0.8%. "0% PSA" assumes no prepayments; "50% PSA" assumes prepayment rates equal to 0.50 times 100% PSA; "200% PSA" assumes prepayment rates equal to 2.00 times 100% PSA; and so forth. PSA is not a description of historical prepayment experience or a prediction of the rate of prepayment of the Mortgages.

     Weighted Average Life

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal has been repaid to the investor. The weighted average lives of the Classes will depend primarily on the rate at which principal is paid on the related Mortgages. This Supplement shows weighted average lives under various Mortgage prepayment assumptions. In each case, Freddie Mac has calculated the weighted average life by (i) multiplying the assumed net reduction, if any, in the principal amount on each Payment Date by the number of years from the Closing Date to such Payment Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount.

     Yield

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Mortgages and the actual characteristics of the related Mortgages. In the case of a Retail Class, the yield of a particular Retail Class Unit will also depend upon the date on which it is retired as a result of the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. The yield of each Floating Rate or Inverse Floating Rate Class will also depend on its sensitivity to the level of LIBOR. This Supplement shows pre-tax yields to maturity under various scenarios. In each case, Freddie Mac has calculated the pre-tax yield by (i) determining the monthly discount rate (whether positive or negative) that, when applied to an assumed stream of cash flows to be paid on the applicable Class, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price (including accrued interest, if any) of that Class and (ii) converting such monthly rate to a corporate bond equivalent (i.e., semiannual payment) rate. The yield calculations do not take into account any variations in the interest rates at which investors may be able to reinvest payments received. Consequently, they do not reflect the return on any investment when reinvestment rates other than the discount rate are considered.

     Modeling Assumptions

     In order to prepare the various tables and other statistical information in this Supplement, Freddie Mac has made certain assumptions regarding the underlying Mortgages. Unless otherwise noted, each table is based on the following assumptions (the "Modeling Assumptions"), among others:

        - The Mortgages have the assumed characteristics shown under "Terms Sheet -- Assumed Mortgage Characteristics" in this Supplement.

        - Payments on the Classes and their underlying Assets are always received on the 15th of the month, whether or not a Business Day.

        - Freddie Mac does not make an optional redemption.

        - Each Class is held from the Closing Date to retirement and is not exchanged in whole or in part.

        - Principal payments on a Retail Class are not rounded to multiples of $1,000.

     When reading the tables and the related text, investors should bear in mind that the Modeling Assumptions, like any other stated assumptions, are unlikely to be entirely consistent with actual experience. For example, most of the Mortgages do not have the characteristics assumed, many Payment Dates will occur on the first Business Day after the 15th of the month and Freddie Mac may make an optional redemption as described under "Payments -- Optional Redemption" above.

     Principal Payment Stability

     Mortgages and mortgage securities, such as the Assets and Securities, are subject to prepayment uncertainty. The rates of principal payments on the Assets will depend directly, and the rates of principal payments on the Securities will depend indirectly, on the rates of principal payments on their related Mortgages. However, within certain limits, some Classes of Securities, such as the PAC Classes, are expected to exhibit a lower level of prepayment uncertainty than the related Mortgages and Assets. Such Classes are said to have a degree of "stability." Stability in one Class or group of Classes is necessarily offset by instability in other Classes, such as the Support Classes, which are said to "support" the more stable Classes.

     Suitability

     The Securities, especially the Inverse Floating Rate, Interest Only, Principal Only, Support, Accrual, Retail, P and Residual Classes, are not suitable investments for all investors. The Securities are not appropriate investments for any investor that requires a single lump sum payment on a predetermined date or an otherwise certain payment stream. In addition, although the Underwriter intends to make a market for the purchase and sale of the Securities after their initial issuance, it has no obligation to do so. There is no assurance that such secondary market will develop, that any secondary market will continue, or that the price at which an investor can sell an investment in any Class will enable the investor to realize a desired yield on that investment. The market values of the Classes are likely to fluctuate; such fluctuations may be significant and could result in significant losses to investors. The secondary markets for mortgage-related securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of Classes that are especially sensitive to prepayment or interest rate risk or that have been structured to meet the investment requirements of limited categories of investors. Investors are encouraged to consult their own advisors regarding the financial, legal, tax and other aspects of an investment in the Securities. The flexibility created by the ability to modify and combine certain Classes of REMIC Certificates and the MACR Classes may affect the liquidity of the Classes and the prices that potential purchasers are willing to pay in the secondary market. No investor should purchase Securities of any Class unless the investor understands and is able to bear the prepayment, yield, liquidity and market risks associated with that Class.

PREPAYMENT AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

     Accretion Directed Classes

     Payments of principal on the VM and VN Classes, and on the PK Class, are likely to be stable, in varying degrees, under relatively slow prepayment scenarios because the ZM Accrual Amount, and the PM Accrual Amount, respectively, will be dedicated to making principal payments on those Classes, as described above, until they have been retired. The weighted average life of such an Accretion Directed Class cannot exceed its weighted average life as shown in the following table under any prepayment scenario, even a scenario where there are no prepayments. Moreover, based on the Modeling Assumptions, each such Accretion Directed Class would be retired on, but not before, its Final Payment Date if the related Mortgages prepay at any rate at or below the rate shown for that Class until its retirement.

                           ACCRETION DIRECTED CLASSES

                                         MAXIMUM WEIGHTED
                                           AVERAGE LIFE                            PREPAYMENT RATE
                 CLASS                      (IN YEARS)       FINAL PAYMENT DATE      AT OR BELOW
                 -----                   ----------------    ------------------    ---------------
VM.....................................         3.0          September 15, 2004       445% PSA
VN.....................................        11.4              March 15, 2015       117% PSA
PK.....................................         3.0          September 15, 2004       670% PSA

     The related Mortgages will have characteristics that differ from those of the Modeling Assumptions. Therefore, even if the Mortgages prepay at a rate at or somewhat below the rate shown for an Accretion Directed Class, that Class could be retired before its Final Payment Date and its weighted average life could be shortened.

     The principal payment stability of the Accretion Directed Classes shown above will be supported primarily by their receipt of the related Accrual Amount. The VM and VN Classes will be protected against early retirement by the L, M, MA, O, P, Q and T Classes. The PK Class will be protected against early retirement by the Support, Scheduled and certain PAC Classes. When the applicable Classes are retired, however, any such Accretion Directed Class, if outstanding, will become sensitive to Mortgage prepayments and may be retired before its Final Payment Date.

     PAC and Scheduled Classes

     Principal payments on the PAC and Scheduled Classes are expected to be more stable than would be the case if they were not entitled to receive such payments, to the extent of available principal, in accordance with their schedules. Moreover, these Classes will have cumulative priorities for future payments if they fall behind their schedules. Based on the Modeling Assumptions, each such Class has a range of constant Mortgage prepayment rates (an "Effective Range") at which it would receive scheduled payments. The Effective Range at any time depends on the actual or assumed characteristics of the underlying Mortgages at that time. Based on the Modeling Assumptions, each PAC or Scheduled Class would receive scheduled payments until retirement if the underlying Mortgages were to prepay at any constant percentage of PSA within its initial Effective Range shown in the following table.

                            INITIAL EFFECTIVE RANGES

                         CLASS                                    RANGE*
                         -----                           -------------------------
PAC:
PA.....................................................  100% PSA through 434% PSA
PB, QB, TB and UB......................................  100% PSA through 325% PSA
PC.....................................................  100% PSA through 296% PSA
PD, QD, TD and UD......................................  100% PSA through 257% PSA
PE and PF..............................................  100% PSA through 250% PSA
PG, PL and PR..........................................   82% PSA through 250% PSA
PK.....................................................    0% PSA through 670% PSA
PM.....................................................   76% PSA through 250% PSA
PN and PS..............................................   67% PSA through 250% PSA
PT.....................................................   38% PSA through 250% PSA
R......................................................    0% PSA through 250% PSA
SCHEDULED:
GB.....................................................  140% PSA through 190% PSA

     --------------------

     * The schedules for the Classes shown were prepared by calculating the amounts that would be available for principal payments on those Classes using, among other things, the Modeling Assumptions and the "structuring ranges" shown under "Terms Sheet -- Allocation of Principal" in this Supplement.

     The underlying Mortgages will have characteristics that differ from those of the Modeling Assumptions. The initial Effective Ranges, if calculated using the actual characteristics of the Mortgages, could differ from those shown in the table. Therefore, even if the Mortgages were to prepay at a constant rate within the initial Effective Range shown for any Class, but near its upper or lower end, that Class could fail to receive scheduled payments.

     The underlying Mortgages will not prepay at any constant rate. Non-constant prepayment rates can cause any Class not to receive scheduled payments, even if such rates remain within its Effective Range shown above. The Effective Ranges can narrow or "drift" upward or downward over time. Because the underlying Mortgages will not prepay at the applicable constant rates and will have characteristics that differ from those assumed, under many scenarios the Classes shown in the table, especially the Scheduled Class, would not consistently receive scheduled payments.

     The principal payment stability of the PAC and Scheduled Classes will be supported by other Classes, as indicated below. When its supporting Classes are retired, any outstanding PAC or Scheduled Class will become more sensitive to Mortgage prepayments and its Effective Range will no longer exist. If the Scheduled Class supports any other Classes at that time, its principal payment behavior will become similar to that of a Support Class, as described below.

                               SUPPORTING CLASSES

                       CLASSES                             SUPPORTED BY
                       -------                             ------------
PAC..................................................  Support and Scheduled
Scheduled............................................  Support

     If the underlying Mortgages prepay at rates that are generally below the Effective Range for any Class, the available principal may be insufficient to produce scheduled payments on that Class and its weighted average life may be extended, perhaps significantly. If the underlying Mortgages prepay at rates that are generally above the Effective Range for any Class, its weighted average life may be shortened, perhaps significantly. However, the weighted average lives of one or more of the PAC or Scheduled Classes could be extended under certain scenarios involving Mortgage prepayments at rates that are generally above their Effective Ranges.

     All available principal will be distributed monthly on each Payment Date and will not be retained for distribution on subsequent Payment Dates. Thus, the likelihood that the PAC and Scheduled Classes will receive scheduled payments will not be enhanced by averaging high and low principal payments in different months.

     The PL and GB Classes have also been classified as Accretion Directed Classes because they are entitled to receive payments from the related Accrual Amount, as described above. Such Classes may be somewhat more stable under slow prepayment scenarios than would be the case if they were not entitled to receive principal payments from such Accrual Amount. However, they will not have all of the principal payment characteristics frequently associated with Accretion Directed Classes.

     Support Classes

     The Support Classes will support the principal payment stability of the PAC and Scheduled Classes, as described above. Thus, each Support Class is likely to be much more sensitive to Mortgage prepayments than is any Class it supports. The Support Classes may receive no principal payments for extended periods of time and may receive principal payments that vary widely from period to period. Relatively fast Mortgage prepayments may significantly shorten, and relatively slow Mortgage prepayments may significantly extend, the weighted average lives of the Support Classes.

     The HA and HE Classes have also been classified as Accretion Directed Classes because they are entitled to receive payments from the HZ Accrual Amount, as described above. Such Classes may be somewhat more stable under slow prepayment scenarios than would be the case if they were not entitled to receive principal payments from such Accrual Amount. However, they will not have all of the principal payment characteristics frequently associated with Accretion Directed Classes.

     Sequential Pay Classes

     As described above, the Sequential Pay Classes will receive principal payments from the Group 1 Assets in a prescribed sequence. While it is receiving such principal payments, the sensitivity of each Sequential Pay Class (other than an Accretion Directed Class) to prepayments on the underlying Mortgages will be approximately the same as that of the Group 1 Assets.

     MACR Classes

     The payment characteristics of the MACR Classes will reflect the payment characteristics of their related Classes of REMIC Certificates.

     Retail Classes

     Principal payments on each Retail Class will depend upon the prepayment rate on the underlying Mortgages. As a result, it is uncertain when principal payments on the Retail Classes will begin, at what rate principal payments on the Retail Classes will be made and when the Retail Classes will be retired. Under extremely fast prepayment scenarios, some investors' Retail Class Units could be retired on the first Payment Date. On the other hand, some investors' Retail Class Units could be retired as late as the Final Payment Date for the related Retail Class.

     The amount of principal available for payment on a Retail Class on any given Payment Date will be limited. Thus, an investor's request for Retail Class principal payments may not be honored until well after its submission. The likelihood that any Living Owner's request can be honored within any particular time after submission will depend in part on the number of Retail Class Units of the same Class beneficially owned by investors who have a prior right of payment because they are Deceased Owners and on the number of Retail Class Units of the same Class owned by other Living Owners who have submitted requests. Conversely, the amount of principal available for payment on a Retail Class on any given Payment Date could exceed the amount necessary to honor all requests. In that case, some investors will receive principal payments they did not request.

     When prevailing interest rates are higher than the Class Coupon of a Retail Class, a greater number of investors in that Class can be expected to request Retail Class principal payments. At the same time, however, Mortgage prepayment rates are likely to decline, reducing the funds available for Retail Class principal payments. Conversely, Mortgage prepayment rates are likely to accelerate when prevailing interest rates decline, while investors may be less likely to request Retail Class principal payments. Investors whose Retail Class Units are selected for payment under such conditions may not be able to reinvest their payments at rates as high as the Class Coupon of the related Retail Class.

     The following tables show the amounts that would be available for principal payments on the Retail Classes during the twelve-month periods indicated at various constant percentages of PSA. Freddie Mac has prepared these tables based on the Modeling Assumptions. Because Retail Class investors will receive principal payments in multiples of $1,000 subject to the priorities, limitations and allocations described above, there is no assurance that any investor will receive a principal payment on any particular date.

                   AMOUNTS AVAILABLE FOR PAYMENT OF PRINCIPAL

                                    HH CLASS
                             (AMOUNTS IN THOUSANDS)

                                                                       PSA PREPAYMENT ASSUMPTION
                  TWELVE CONSECUTIVE                    --------------------------------------------------------
                    MONTHS THROUGH                        50%         100%        165%        250%        500%
                  ------------------                      ---         ----        ----        ----        ----
January 15, 2000....................................... $      0    $      0    $      0    $      0    $    106
January 15, 2001.......................................        0           0           0          61       1,894
January 15, 2002.......................................        0           0           0       1,131           0
January 15, 2003.......................................        0           0           0         807           0
January 15, 2004.......................................        0           0           0           0           0
January 15, 2005.......................................        0           0           0           0           0
January 15, 2006.......................................        0           0           0           0           0
January 15, 2007.......................................        0           0           0           0           0
January 15, 2008.......................................        0           0           0           0           0
January 15, 2009.......................................        0           0           0           0           0
January 15, 2010.......................................        0           0           0           0           0
January 15, 2011.......................................        0           0           0           0           0
January 15, 2012.......................................        0           0          20           0           0
January 15, 2013.......................................        0           0          62           0           0
January 15, 2014.......................................        0           0          66           0           0
January 15, 2015.......................................        0           0          68           0           0
January 15, 2016.......................................        0           0          69           0           0
January 15, 2017.......................................        0           0         105           0           0
January 15, 2018.......................................        0           0         196           0           0
January 15, 2019.......................................        0           0         186           0           0
January 15, 2020.......................................        0           0         175           0           0
January 15, 2021.......................................        0           0         163           0           0
January 15, 2022.......................................        0           0         151           0           0
January 15, 2023.......................................        0          83         140           0           0
January 15, 2024.......................................        0         363         128           0           0
January 15, 2025.......................................        0         350         117           0           0
January 15, 2026.......................................        0         337         106           0           0
January 15, 2027.......................................      696         324          96           0           0
January 15, 2028.......................................      738         310          86           0           0
January 15, 2029.......................................      567         232          66           0           0
                                                        --------    --------    --------    --------    --------
Total*................................................. $  2,000    $  2,000    $  2,000    $  2,000    $  2,000
                                                        ========    ========    ========    ========    ========

---------------

* Totals may not equal sums of columns due to rounding.

                                    UU CLASS
                             (AMOUNTS IN THOUSANDS)

                                                                  PSA PREPAYMENT ASSUMPTION
                TWELVE CONSECUTIVE                 --------------------------------------------------------
                  MONTHS THROUGH                     50%         100%        165%        250%        500%
                ------------------                   ---         ----        ----        ----        ----
January 15, 2000.................................. $      0    $      0    $      0    $      0    $    874
January 15, 2001..................................        0           0           0         507      15,626
January 15, 2002..................................        0           0           0       9,333           0
January 15, 2003..................................        0           0           0       6,660           0
January 15, 2004..................................        0           0           0           0           0
January 15, 2005..................................        0           0           0           0           0
January 15, 2006..................................        0           0           0           0           0
January 15, 2007..................................        0           0           0           0           0
January 15, 2008..................................        0           0           0           0           0
January 15, 2009..................................        0           0           0           0           0
January 15, 2010..................................        0           0           0           0           0
January 15, 2011..................................        0           0           0           0           0
January 15, 2012..................................        0           0         161           0           0
January 15, 2013..................................        0           0         508           0           0
January 15, 2014..................................        0           0         543           0           0
January 15, 2015..................................        0           0         564           0           0
January 15, 2016..................................        0           0         573           0           0
January 15, 2017..................................        0           0         863           0           0
January 15, 2018..................................        0           0       1,621           0           0
January 15, 2019..................................        0           0       1,536           0           0
January 15, 2020..................................        0           0       1,443           0           0
January 15, 2021..................................        0           0       1,347           0           0
January 15, 2022..................................        0           0       1,249           0           0
January 15, 2023..................................        0         686       1,151           0           0
January 15, 2024..................................        0       2,995       1,056           0           0
January 15, 2025..................................        0       2,891         964           0           0
January 15, 2026..................................        0       2,782         875           0           0
January 15, 2027..................................    5,739       2,672         791           0           0
January 15, 2028..................................    6,085       2,561         711           0           0
January 15, 2029..................................    4,676       1,912         548           0           0
                                                   --------    --------    --------    --------    --------
Total*............................................ $ 16,500    $ 16,500    $ 16,500    $ 16,500    $ 16,500
                                                   ========    ========    ========    ========    ========

---------------

* Totals may not equal sums of columns due to rounding.

                                    WW CLASS
                             (AMOUNTS IN THOUSANDS)

                                                                       PSA PREPAYMENT ASSUMPTION
                  TWELVE CONSECUTIVE                    --------------------------------------------------------
                    MONTHS THROUGH                        50%         100%        165%        250%        500%
                  ------------------                      ---         ----        ----        ----        ----
January 15, 2000....................................... $      0    $      0    $      0    $      0    $     53
January 15, 2001.......................................        0           0           0          31         947
January 15, 2002.......................................        0           0           0         566           0
January 15, 2003.......................................        0           0           0         404           0
January 15, 2004.......................................        0           0           0           0           0
January 15, 2005.......................................        0           0           0           0           0
January 15, 2006.......................................        0           0           0           0           0
January 15, 2007.......................................        0           0           0           0           0
January 15, 2008.......................................        0           0           0           0           0
January 15, 2009.......................................        0           0           0           0           0
January 15, 2010.......................................        0           0           0           0           0
January 15, 2011.......................................        0           0           0           0           0
January 15, 2012.......................................        0           0          10           0           0
January 15, 2013.......................................        0           0          31           0           0
January 15, 2014.......................................        0           0          33           0           0
January 15, 2015.......................................        0           0          34           0           0
January 15, 2016.......................................        0           0          35           0           0
January 15, 2017.......................................        0           0          52           0           0
January 15, 2018.......................................        0           0          98           0           0
January 15, 2019.......................................        0           0          93           0           0
January 15, 2020.......................................        0           0          87           0           0
January 15, 2021.......................................        0           0          82           0           0
January 15, 2022.......................................        0           0          76           0           0
January 15, 2023.......................................        0          42          70           0           0
January 15, 2024.......................................        0         182          64           0           0
January 15, 2025.......................................        0         175          58           0           0
January 15, 2026.......................................        0         169          53           0           0
January 15, 2027.......................................      348         162          48           0           0
January 15, 2028.......................................      369         155          43           0           0
January 15, 2029.......................................      283         116          33           0           0
                                                        --------    --------    --------    --------    --------
Total*................................................. $  1,000    $  1,000    $  1,000    $  1,000    $  1,000
                                                        ========    ========    ========    ========    ========

---------------

* Totals may not equal sums of columns due to rounding.

     The Mortgages will not prepay at any constant rate until maturity. Moreover, the Mortgages have characteristics that differ from those of the Modeling Assumptions. Therefore, the amounts available for payments of principal on a Retail Class during any twelve-month period are likely to differ in many cases from the amounts shown in its table.

     The weighted average lives of each Retail Class shown in the declining balances table below apply to that Class as a whole; as a result of the priorities, limitations and allocations described above, the weighted average lives of the Retail Class Units owned by individual investors will vary (and may vary significantly) from the weighted average life of the related Retail Class. Freddie Mac can give no assurance regarding the weighted average life of a Retail Class as a whole, much less the weighted average life of any particular Retail Class Unit.

     Declining Balances Table

     The following table shows, for the indicated Classes of Securities and the underlying Assets, (i) the percentages of their original principal amounts (or, in the case of the Assets, their outstanding principal amounts as of the Closing
Date) that would be outstanding after each of the dates shown at various constant percentages of PSA and (ii) their corresponding weighted average lives. Freddie Mac has prepared this table using the Modeling Assumptions. However, for 0% PSA, Freddie Mac has assumed that each Mortgage bears interest at a per annum rate of 2.5% above that of the related PCs and has a remaining term to maturity of 360 months and a loan age of 0 months. The Mortgages do not have the characteristics assumed, and Mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class or Asset. For example, because of the diverse remaining terms to maturity, loan ages and interest rates of the Mortgages, principal payments on any Class or Asset may be faster or (except at 0% PSA) slower than indicated, even if the Mortgages were to prepay at the constant rates shown. This may be the case even if the weighted average remaining term to maturity, weighted average loan age and weighted average interest rate of the Mortgages are the same as those of mortgages having the characteristics assumed.

  PERCENTAGES OF ORIGINAL PRINCIPAL AMOUNTS OUTSTANDING* AND WEIGHTED AVERAGE
                                     LIVES

                                    Group 1

                                                 L                                  M, MA AND Q
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    300%    500%     0%     100%    165%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100     100     100      99      96      95      91      87
January 15, 2001..............   100     100     100     100     100      98      89      84      74      59
January 15, 2002..............   100     100     100     100     100      97      80      70      52      29
January 15, 2003..............   100     100     100     100     100      95      71      58      35       8
January 15, 2004..............   100     100     100     100       7      94      63      47      20       0
January 15, 2005..............   100     100     100     100       0      92      55      37       9       0
January 15, 2006..............   100     100     100      88       0      90      48      28       0       0
January 15, 2007..............   100     100     100       0       0      88      41      20       0       0
January 15, 2008..............   100     100     100       0       0      86      34      13       0       0
January 15, 2009..............   100     100     100       0       0      84      28       7       0       0
January 15, 2010..............   100     100     100       0       0      82      22       1       0       0
January 15, 2011..............   100     100      47       0       0      79      17       0       0       0
January 15, 2012..............   100     100       0       0       0      76      12       0       0       0
January 15, 2013..............   100     100       0       0       0      73       7       0       0       0
January 15, 2014..............   100     100       0       0       0      69       3       0       0       0
January 15, 2015..............   100      80       0       0       0      65       0       0       0       0
January 15, 2016..............   100      29       0       0       0      61       0       0       0       0
January 15, 2017..............   100       0       0       0       0      57       0       0       0       0
January 15, 2018..............   100       0       0       0       0      52       0       0       0       0
January 15, 2019..............   100       0       0       0       0      47       0       0       0       0
January 15, 2020..............   100       0       0       0       0      41       0       0       0       0
January 15, 2021..............   100       0       0       0       0      35       0       0       0       0
January 15, 2022..............   100       0       0       0       0      28       0       0       0       0
January 15, 2023..............   100       0       0       0       0      20       0       0       0       0
January 15, 2024..............   100       0       0       0       0      12       0       0       0       0
January 15, 2025..............   100       0       0       0       0       4       0       0       0       0
January 15, 2026..............    23       0       0       0       0       0       0       0       0       0
January 15, 2027..............     0       0       0       0       0       0       0       0       0       0
January 15, 2028..............     0       0       0       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  26.8    16.6    12.0     7.4     4.7    17.7     7.2     5.1     3.3     2.3

                                                  N
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    165%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
January 15, 2000..............    100     100     100     100     100
January 15, 2001..............    100     100     100     100     100
January 15, 2002..............    100     100     100     100     100
January 15, 2003..............    100     100     100     100     100
January 15, 2004..............    100     100     100     100     100
January 15, 2005..............    100     100     100     100      70
January 15, 2006..............    100     100     100     100      48
January 15, 2007..............    100     100     100      98      33
January 15, 2008..............    100     100     100      78      23
January 15, 2009..............    100     100     100      63      15
January 15, 2010..............    100     100     100      50      11
January 15, 2011..............    100     100     100      40       7
January 15, 2012..............    100     100      97      32       5
January 15, 2013..............    100     100      85      25       3
January 15, 2014..............    100     100      74      20       2
January 15, 2015..............    100     100      64      16       1
January 15, 2016..............    100     100      55      12       1
January 15, 2017..............    100      96      47      10       1
January 15, 2018..............    100      85      40       7       0
January 15, 2019..............    100      74      33       6       0
January 15, 2020..............    100      65      28       4       0
January 15, 2021..............    100      55      23       3       0
January 15, 2022..............    100      47      18       2       0
January 15, 2023..............    100      39      15       2       0
January 15, 2024..............    100      31      11       1       0
January 15, 2025..............    100      24       8       1       0
January 15, 2026..............    100      17       6       0       0
January 15, 2027..............     73      10       3       0       0
January 15, 2028..............     38       4       1       0       0
January 15, 2029..............      0       0       0       0       0
Weighted Average
 Life (Years).................   28.6    23.0    18.6    12.2     7.7

                                              O AND P                                    T
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    300%    500%     0%     100%    165%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............    98      92      88      81      71     100     100     100     100     100
January 15, 2001..............    95      76      66      44      13     100     100     100     100     100
January 15, 2002..............    93      57      37       0       0     100     100     100      98      54
January 15, 2003..............    90      38      10       0       0     100     100     100      65      14
January 15, 2004..............    86      20       0       0       0     100     100      88      38       0
January 15, 2005..............    83       3       0       0       0     100     100      69      16       0
January 15, 2006..............    79       0       0       0       0     100      89      53       0       0
January 15, 2007..............    75       0       0       0       0     100      76      38       0       0
January 15, 2008..............    71       0       0       0       0     100      64      24       0       0
January 15, 2009..............    66       0       0       0       0     100      53      13       0       0
January 15, 2010..............    60       0       0       0       0     100      42       2       0       0
January 15, 2011..............    55       0       0       0       0     100      32       0       0       0
January 15, 2012..............    48       0       0       0       0     100      22       0       0       0
January 15, 2013..............    42       0       0       0       0     100      13       0       0       0
January 15, 2014..............    34       0       0       0       0     100       5       0       0       0
January 15, 2015..............    26       0       0       0       0     100       0       0       0       0
January 15, 2016..............    17       0       0       0       0     100       0       0       0       0
January 15, 2017..............     8       0       0       0       0     100       0       0       0       0
January 15, 2018..............     0       0       0       0       0      98       0       0       0       0
January 15, 2019..............     0       0       0       0       0      88       0       0       0       0
January 15, 2020..............     0       0       0       0       0      77       0       0       0       0
January 15, 2021..............     0       0       0       0       0      65       0       0       0       0
January 15, 2022..............     0       0       0       0       0      52       0       0       0       0
January 15, 2023..............     0       0       0       0       0      38       0       0       0       0
January 15, 2024..............     0       0       0       0       0      23       0       0       0       0
January 15, 2025..............     0       0       0       0       0       7       0       0       0       0
January 15, 2026..............     0       0       0       0       0       0       0       0       0       0
January 15, 2027..............     0       0       0       0       0       0       0       0       0       0
January 15, 2028..............     0       0       0       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  11.8     3.4     2.5     1.8     1.3    23.0    10.5     7.4     4.7     3.2

                                                 VM
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    165%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
January 15, 2000..............     85      85      85      85      85
January 15, 2001..............     68      68      68      68      68
January 15, 2002..............     51      51      51      51      51
January 15, 2003..............     33      33      33      33      33
January 15, 2004..............     13      13      13      13      13
January 15, 2005..............      0       0       0       0       0
January 15, 2006..............      0       0       0       0       0
January 15, 2007..............      0       0       0       0       0
January 15, 2008..............      0       0       0       0       0
January 15, 2009..............      0       0       0       0       0
January 15, 2010..............      0       0       0       0       0
January 15, 2011..............      0       0       0       0       0
January 15, 2012..............      0       0       0       0       0
January 15, 2013..............      0       0       0       0       0
January 15, 2014..............      0       0       0       0       0
January 15, 2015..............      0       0       0       0       0
January 15, 2016..............      0       0       0       0       0
January 15, 2017..............      0       0       0       0       0
January 15, 2018..............      0       0       0       0       0
January 15, 2019..............      0       0       0       0       0
January 15, 2020..............      0       0       0       0       0
January 15, 2021..............      0       0       0       0       0
January 15, 2022..............      0       0       0       0       0
January 15, 2023..............      0       0       0       0       0
January 15, 2024..............      0       0       0       0       0
January 15, 2025..............      0       0       0       0       0
January 15, 2026..............      0       0       0       0       0
January 15, 2027..............      0       0       0       0       0
January 15, 2028..............      0       0       0       0       0
January 15, 2029..............      0       0       0       0       0
Weighted Average
 Life (Years).................    3.0     3.0     3.0     3.0     3.0

---------------

* Rounded to nearest whole percentage.

                                                VN                                      ZM
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    300%    500%     0%     100%    165%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100     100     100     106     106     106     106     106
January 15, 2001..............   100     100     100     100     100     113     113     113     113     113
January 15, 2002..............   100     100     100     100     100     120     120     120     120     120
January 15, 2003..............   100     100     100     100     100     127     127     127     127     127
January 15, 2004..............   100     100     100     100     100     135     135     135     135     135
January 15, 2005..............    98      98      98      98      33     143     143     143     143     143
January 15, 2006..............    90      90      90      90       0     152     152     152     152     126
January 15, 2007..............    83      83      83      77       0     161     161     161     161      87
January 15, 2008..............    75      75      75      28       0     171     171     171     171      59
January 15, 2009..............    66      66      66       0       0     182     182     182     164      41
January 15, 2010..............    57      57      57       0       0     193     193     193     131      28
January 15, 2011..............    47      47      47       0       0     205     205     205     105      19
January 15, 2012..............    36      36      31       0       0     218     218     218      83      13
January 15, 2013..............    25      25       0       0       0     231     231     222      66       9
January 15, 2014..............    14      14       0       0       0     245     245     193      52       6
January 15, 2015..............     1       1       0       0       0     261     261     167      41       4
January 15, 2016..............     0       0       0       0       0     262     262     143      32       3
January 15, 2017..............     0       0       0       0       0     262     250     122      25       2
January 15, 2018..............     0       0       0       0       0     262     222     104      19       1
January 15, 2019..............     0       0       0       0       0     262     195      87      15       1
January 15, 2020..............     0       0       0       0       0     262     169      73      11       0
January 15, 2021..............     0       0       0       0       0     262     145      60       8       0
January 15, 2022..............     0       0       0       0       0     262     123      48       6       0
January 15, 2023..............     0       0       0       0       0     262     101      38       4       0
January 15, 2024..............     0       0       0       0       0     262      81      29       3       0
January 15, 2025..............     0       0       0       0       0     262      62      22       2       0
January 15, 2026..............     0       0       0       0       0     262      44      15       1       0
January 15, 2027..............     0       0       0       0       0     192      27       9       1       0
January 15, 2028..............     0       0       0       0       0     100      11       3       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  11.4    11.4    11.0     8.4     5.8    28.6    23.0    19.4    13.9     9.2

                                           GROUP 1 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    165%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
January 15, 2000..............     99      97      96      94      90
January 15, 2001..............     98      92      89      81      71
January 15, 2002..............     98      86      79      66      49
January 15, 2003..............     97      79      70      53      34
January 15, 2004..............     95      73      62      43      23
January 15, 2005..............     94      68      55      35      16
January 15, 2006..............     93      63      49      28      11
January 15, 2007..............     92      58      43      23       8
January 15, 2008..............     90      53      38      18       5
January 15, 2009..............     89      49      33      14       4
January 15, 2010..............     87      45      29      12       2
January 15, 2011..............     85      41      26       9       2
January 15, 2012..............     83      37      22       7       1
January 15, 2013..............     81      34      20       6       1
January 15, 2014..............     78      31      17       5       1
January 15, 2015..............     75      28      15       4       0
January 15, 2016..............     72      25      13       3       0
January 15, 2017..............     69      22      11       2       0
January 15, 2018..............     66      20       9       2       0
January 15, 2019..............     62      17       8       1       0
January 15, 2020..............     58      15       6       1       0
January 15, 2021..............     53      13       5       1       0
January 15, 2022..............     49      11       4       1       0
January 15, 2023..............     43       9       3       0       0
January 15, 2024..............     37       7       3       0       0
January 15, 2025..............     31       5       2       0       0
January 15, 2026..............     24       4       1       0       0
January 15, 2027..............     17       2       1       0       0
January 15, 2028..............      9       1       0       0       0
January 15, 2029..............      0       0       0       0       0
Weighted Average
 Life (Years).................   20.8    11.3     8.6     5.6     3.7

                                    Group 2

                                        F, K, S, SA AND SB                              GB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100      94      61      97      88      85      85      85
January 15, 2001..............   100     100      98      62       0      93      66      57      57      36
January 15, 2002..............   100     100      89      26       0      92      63      46      46       0
January 15, 2003..............   100     100      82       0       0      92      63      39      39       0
January 15, 2004..............   100     100      77       0       0      92      63      34      23       0
January 15, 2005..............   100     100      74       0       0      91      62      29      12       0
January 15, 2006..............   100     100      71       0       0      91      62      26       5       0
January 15, 2007..............   100     100      69       0       0      90      62      23       1       0
January 15, 2008..............   100     100      69       0       0      90      61      21       0       0
January 15, 2009..............   100     100      68       0       0      90      60      20       0       0
January 15, 2010..............   100     100      67       0       0      89      56      18       0       0
January 15, 2011..............   100     100      66       0       0      89      52      15       0       0
January 15, 2012..............   100     100      64       0       0      88      46      12       0       0
January 15, 2013..............   100     100      62       0       0      87      39      10       0       0
January 15, 2014..............   100     100      60       0       0      87      32       7       0       0
January 15, 2015..............   100     100      58       0       0      86      25       4       0       0
January 15, 2016..............   100     100      55       0       0      85      17       2       0       0
January 15, 2017..............   100     100      52       0       0      85       9       0       0       0
January 15, 2018..............   100     100      46       0       0      84       1       0       0       0
January 15, 2019..............   100     100      40       0       0      83       0       0       0       0
January 15, 2020..............   100      99      34       0       0      82       0       0       0       0
January 15, 2021..............   100      86      29       0       0      81       0       0       0       0
January 15, 2022..............   100      74      24       0       0      80       0       0       0       0
January 15, 2023..............   100      62      19       0       0      79       0       0       0       0
January 15, 2024..............   100      50      15       0       0      78       0       0       0       0
January 15, 2025..............   100      39      11       0       0      55       0       0       0       0
January 15, 2026..............   100      28       8       0       0      25       0       0       0       0
January 15, 2027..............   100      17       5       0       0       0       0       0       0       0
January 15, 2028..............    67       7       2       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  29.3    25.1    15.6     2.3     1.1    23.1     9.8     5.0     3.2     1.7

                                                 HA                                 HB, HF AND HG
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
January 15, 2000..............     98      98      98      45       0     100     100     100     100       0
January 15, 2001..............     96      96      77       0       0     100     100     100       0       0
January 15, 2002..............     94      94       5       0       0     100     100     100       0       0
January 15, 2003..............     92      92       0       0       0     100     100     100       0       0
January 15, 2004..............     90      90       0       0       0     100     100      96       0       0
January 15, 2005..............     87      87       0       0       0     100     100      68       0       0
January 15, 2006..............     84      84       0       0       0     100     100      49       0       0
January 15, 2007..............     81      81       0       0       0     100     100      38       0       0
January 15, 2008..............     78      78       0       0       0     100     100      33       0       0
January 15, 2009..............     75      75       0       0       0     100     100      28       0       0
January 15, 2010..............     72      72       0       0       0     100     100      20       0       0
January 15, 2011..............     68      68       0       0       0     100     100       9       0       0
January 15, 2012..............     64      64       0       0       0     100     100       0       0       0
January 15, 2013..............     60      60       0       0       0     100     100       0       0       0
January 15, 2014..............     55      55       0       0       0     100     100       0       0       0
January 15, 2015..............     50      50       0       0       0     100     100       0       0       0
January 15, 2016..............     45      45       0       0       0     100     100       0       0       0
January 15, 2017..............     40      40       0       0       0     100     100       0       0       0
January 15, 2018..............     34      34       0       0       0     100     100       0       0       0
January 15, 2019..............     28      28       0       0       0     100     100       0       0       0
January 15, 2020..............     21      13       0       0       0     100     100       0       0       0
January 15, 2021..............     14       0       0       0       0     100     100       0       0       0
January 15, 2022..............      6       0       0       0       0     100      71       0       0       0
January 15, 2023..............      0       0       0       0       0     100       0       0       0       0
January 15, 2024..............      0       0       0       0       0     100       0       0       0       0
January 15, 2025..............      0       0       0       0       0     100       0       0       0       0
January 15, 2026..............      0       0       0       0       0     100       0       0       0       0
January 15, 2027..............      0       0       0       0       0     100       0       0       0       0
January 15, 2028..............      0       0       0       0       0      20       0       0       0       0
January 15, 2029..............      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   14.8    14.5     2.3     1.0     0.5    28.9    23.2     7.9     1.8     0.9

                                        HC, HD, HH**, UU**
                                             AND WW**                                   HE
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100     100      95     100     100     100     100       0
January 15, 2001..............   100     100     100      97       0     100     100     100       0       0
January 15, 2002..............   100     100     100      40       0     100     100     100       0       0
January 15, 2003..............   100     100     100       0       0     100     100       4       0       0
January 15, 2004..............   100     100     100       0       0     100     100       0       0       0
January 15, 2005..............   100     100     100       0       0     100     100       0       0       0
January 15, 2006..............   100     100     100       0       0     100     100       0       0       0
January 15, 2007..............   100     100     100       0       0     100     100       0       0       0
January 15, 2008..............   100     100     100       0       0     100     100       0       0       0
January 15, 2009..............   100     100     100       0       0     100     100       0       0       0
January 15, 2010..............   100     100     100       0       0     100     100       0       0       0
January 15, 2011..............   100     100     100       0       0     100     100       0       0       0
January 15, 2012..............   100     100      99       0       0     100     100       0       0       0
January 15, 2013..............   100     100      96       0       0     100     100       0       0       0
January 15, 2014..............   100     100      93       0       0     100     100       0       0       0
January 15, 2015..............   100     100      89       0       0     100     100       0       0       0
January 15, 2016..............   100     100      86       0       0     100     100       0       0       0
January 15, 2017..............   100     100      81       0       0     100     100       0       0       0
January 15, 2018..............   100     100      71       0       0     100     100       0       0       0
January 15, 2019..............   100     100      61       0       0     100     100       0       0       0
January 15, 2020..............   100     100      53       0       0     100     100       0       0       0
January 15, 2021..............   100     100      45       0       0     100       0       0       0       0
January 15, 2022..............   100     100      37       0       0     100       0       0       0       0
January 15, 2023..............   100      96      30       0       0      96       0       0       0       0
January 15, 2024..............   100      78      24       0       0      81       0       0       0       0
January 15, 2025..............   100      60      18       0       0      64       0       0       0       0
January 15, 2026..............   100      43      12       0       0      46       0       0       0       0
January 15, 2027..............   100      27       8       0       0      26       0       0       0       0
January 15, 2028..............   100      12       3       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  29.5    26.7    21.5     2.9     1.3    26.6    21.4     3.5     1.3     0.7


                                                 HZ                                      PA
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
January 15, 2000..............    107     107     107     107       0     100     100     100     100     100
January 15, 2001..............    114     114     114       0       0     100     100     100     100     100
January 15, 2002..............    121     121     121       0       0      84       0       0       0       0
January 15, 2003..............    130     130     130       0       0      66       0       0       0       0
January 15, 2004..............    138     138       0       0       0      46       0       0       0       0
January 15, 2005..............    148     148       0       0       0      24       0       0       0       0
January 15, 2006..............    157     157       0       0       0       1       0       0       0       0
January 15, 2007..............    168     168       0       0       0       0       0       0       0       0
January 15, 2008..............    179     179       0       0       0       0       0       0       0       0
January 15, 2009..............    191     191       0       0       0       0       0       0       0       0
January 15, 2010..............    204     204       0       0       0       0       0       0       0       0
January 15, 2011..............    218     218       0       0       0       0       0       0       0       0
January 15, 2012..............    232     232       0       0       0       0       0       0       0       0
January 15, 2013..............    248     248       0       0       0       0       0       0       0       0
January 15, 2014..............    264     264       0       0       0       0       0       0       0       0
January 15, 2015..............    282     282       0       0       0       0       0       0       0       0
January 15, 2016..............    301     301       0       0       0       0       0       0       0       0
January 15, 2017..............    321     321       0       0       0       0       0       0       0       0
January 15, 2018..............    343     343       0       0       0       0       0       0       0       0
January 15, 2019..............    366     366       0       0       0       0       0       0       0       0
January 15, 2020..............    390     390       0       0       0       0       0       0       0       0
January 15, 2021..............    416     256       0       0       0       0       0       0       0       0
January 15, 2022..............    444       0       0       0       0       0       0       0       0       0
January 15, 2023..............    474       0       0       0       0       0       0       0       0       0
January 15, 2024..............    506       0       0       0       0       0       0       0       0       0
January 15, 2025..............    539       0       0       0       0       0       0       0       0       0
January 15, 2026..............    576       0       0       0       0       0       0       0       0       0
January 15, 2027..............    614       0       0       0       0       0       0       0       0       0
January 15, 2028..............      0       0       0       0       0       0       0       0       0       0
January 15, 2029..............      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   28.7    22.1     4.4     1.5     0.7     4.7     2.5     2.5     2.5     2.4

                                         PB, QB, TB AND UB                              PC
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100     100     100     100     100     100     100     100
January 15, 2001..............   100     100     100     100     100     100     100     100     100     100
January 15, 2002..............   100      91      91      91       0     100     100     100     100      97
January 15, 2003..............   100       8       8       8       0     100     100     100     100       0
January 15, 2004..............   100       0       0       0       0     100       0       0       0       0
January 15, 2005..............   100       0       0       0       0     100       0       0       0       0
January 15, 2006..............   100       0       0       0       0     100       0       0       0       0
January 15, 2007..............    83       0       0       0       0     100       0       0       0       0
January 15, 2008..............    63       0       0       0       0     100       0       0       0       0
January 15, 2009..............    41       0       0       0       0     100       0       0       0       0
January 15, 2010..............    18       0       0       0       0     100       0       0       0       0
January 15, 2011..............     0       0       0       0       0      88       0       0       0       0
January 15, 2012..............     0       0       0       0       0      43       0       0       0       0
January 15, 2013..............     0       0       0       0       0       0       0       0       0       0
January 15, 2014..............     0       0       0       0       0       0       0       0       0       0
January 15, 2015..............     0       0       0       0       0       0       0       0       0       0
January 15, 2016..............     0       0       0       0       0       0       0       0       0       0
January 15, 2017..............     0       0       0       0       0       0       0       0       0       0
January 15, 2018..............     0       0       0       0       0       0       0       0       0       0
January 15, 2019..............     0       0       0       0       0       0       0       0       0       0
January 15, 2020..............     0       0       0       0       0       0       0       0       0       0
January 15, 2021..............     0       0       0       0       0       0       0       0       0       0
January 15, 2022..............     0       0       0       0       0       0       0       0       0       0
January 15, 2023..............     0       0       0       0       0       0       0       0       0       0
January 15, 2024..............     0       0       0       0       0       0       0       0       0       0
January 15, 2025..............     0       0       0       0       0       0       0       0       0       0
January 15, 2026..............     0       0       0       0       0       0       0       0       0       0
January 15, 2027..............     0       0       0       0       0       0       0       0       0       0
January 15, 2028..............     0       0       0       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   9.5     3.5     3.5     3.5     2.8    12.8     4.5     4.5     4.5     3.1

                                          PD, QD, TD AND UD                              PE
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
January 15, 2000..............    100     100     100     100     100     100     100     100     100     100
January 15, 2001..............    100     100     100     100     100     100     100     100     100     100
January 15, 2002..............    100     100     100     100     100     100     100     100     100     100
January 15, 2003..............    100     100     100     100      11     100     100     100     100     100
January 15, 2004..............    100      94      94      94       0     100     100     100     100       0
January 15, 2005..............    100      49      49      49       0     100     100     100     100       0
January 15, 2006..............    100       6       6       6       0     100     100     100     100       0
January 15, 2007..............    100       0       0       0       0     100      49      49      49       0
January 15, 2008..............    100       0       0       0       0     100       0       0       0       0
January 15, 2009..............    100       0       0       0       0     100       0       0       0       0
January 15, 2010..............    100       0       0       0       0     100       0       0       0       0
January 15, 2011..............    100       0       0       0       0     100       0       0       0       0
January 15, 2012..............    100       0       0       0       0     100       0       0       0       0
January 15, 2013..............     97       0       0       0       0     100       0       0       0       0
January 15, 2014..............     77       0       0       0       0     100       0       0       0       0
January 15, 2015..............     55       0       0       0       0     100       0       0       0       0
January 15, 2016..............     31       0       0       0       0     100       0       0       0       0
January 15, 2017..............      5       0       0       0       0     100       0       0       0       0
January 15, 2018..............      0       0       0       0       0      64       0       0       0       0
January 15, 2019..............      0       0       0       0       0      18       0       0       0       0
January 15, 2020..............      0       0       0       0       0       0       0       0       0       0
January 15, 2021..............      0       0       0       0       0       0       0       0       0       0
January 15, 2022..............      0       0       0       0       0       0       0       0       0       0
January 15, 2023..............      0       0       0       0       0       0       0       0       0       0
January 15, 2024..............      0       0       0       0       0       0       0       0       0       0
January 15, 2025..............      0       0       0       0       0       0       0       0       0       0
January 15, 2026..............      0       0       0       0       0       0       0       0       0       0
January 15, 2027..............      0       0       0       0       0       0       0       0       0       0
January 15, 2028..............      0       0       0       0       0       0       0       0       0       0
January 15, 2029..............      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   16.1     6.0     6.0     6.0     3.7    19.3     8.0     8.0     8.0     4.5

---------------

** The figures shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described above, the weighted average lives of Retail Class Units will vary among different investors.

                                                PF                                      PG
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100     100     100     100     100     100     100     100
January 15, 2001..............   100     100     100     100     100     100     100     100     100     100
January 15, 2002..............   100     100     100     100     100     100     100     100     100     100
January 15, 2003..............   100     100     100     100     100     100     100     100     100     100
January 15, 2004..............   100     100     100     100      93     100     100     100     100     100
January 15, 2005..............   100     100     100     100      44     100     100     100     100     100
January 15, 2006..............   100     100     100     100      11     100     100     100     100     100
January 15, 2007..............   100     100     100     100       0     100     100     100     100      80
January 15, 2008..............   100      96      96      96       0     100     100     100     100      55
January 15, 2009..............   100      69      69      69       0     100     100     100     100      37
January 15, 2010..............   100      46      46      46       0     100     100     100     100      25
January 15, 2011..............   100      27      27      27       0     100     100     100     100      17
January 15, 2012..............   100      11      11      11       0     100     100     100     100      12
January 15, 2013..............   100       0       0       0       0     100      97      97      97       8
January 15, 2014..............   100       0       0       0       0     100      79      79      79       5
January 15, 2015..............   100       0       0       0       0     100      64      64      64       3
January 15, 2016..............   100       0       0       0       0     100      52      52      52       2
January 15, 2017..............   100       0       0       0       0     100      42      42      42       1
January 15, 2018..............   100       0       0       0       0     100      33      33      33       1
January 15, 2019..............   100       0       0       0       0     100      26      26      26       0
January 15, 2020..............    82       0       0       0       0     100      21      21      21       0
January 15, 2021..............    53       0       0       0       0     100      16      16      16       0
January 15, 2022..............    20       0       0       0       0     100      12      12      12       0
January 15, 2023..............     0       0       0       0       0      77       9       9       9       0
January 15, 2024..............     0       0       0       0       0      16       6       6       6       0
January 15, 2025..............     0       0       0       0       0       4       4       4       4       0
January 15, 2026..............     0       0       0       0       0       2       2       2       2       0
January 15, 2027..............     0       0       0       0       0       1       1       1       1       0
January 15, 2028..............     0       0       0       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  22.1    11.0    11.0    11.0     6.0    24.5    18.1    18.1    18.1    10.0

                                                 PK                                      PL
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
January 15, 2000..............     85      85      85      85      85     100     100     100     100     100
January 15, 2001..............     68      68      68      68      68     100     100     100     100     100
January 15, 2002..............     51      51      51      51      51     100     100     100     100     100
January 15, 2003..............     33      33      33      33      33     100     100     100     100     100
January 15, 2004..............     13      13      13      13      13     100     100     100     100     100
January 15, 2005..............      0       0       0       0       0      98      98      98      98      98
January 15, 2006..............      0       0       0       0       0      93      93      93      93      93
January 15, 2007..............      0       0       0       0       0      87      87      87      87      50
January 15, 2008..............      0       0       0       0       0      81      81      81      81       0
January 15, 2009..............      0       0       0       0       0      74      74      74      74       0
January 15, 2010..............      0       0       0       0       0      67      67      67      67       0
January 15, 2011..............      0       0       0       0       0      59      59      59      59       0
January 15, 2012..............      0       0       0       0       0      52      52      52      52       0
January 15, 2013..............      0       0       0       0       0      43      37      37      37       0
January 15, 2014..............      0       0       0       0       0      34       0       0       0       0
January 15, 2015..............      0       0       0       0       0      25       0       0       0       0
January 15, 2016..............      0       0       0       0       0      15       0       0       0       0
January 15, 2017..............      0       0       0       0       0       4       0       0       0       0
January 15, 2018..............      0       0       0       0       0       0       0       0       0       0
January 15, 2019..............      0       0       0       0       0       0       0       0       0       0
January 15, 2020..............      0       0       0       0       0       0       0       0       0       0
January 15, 2021..............      0       0       0       0       0       0       0       0       0       0
January 15, 2022..............      0       0       0       0       0       0       0       0       0       0
January 15, 2023..............      0       0       0       0       0       0       0       0       0       0
January 15, 2024..............      0       0       0       0       0       0       0       0       0       0
January 15, 2025..............      0       0       0       0       0       0       0       0       0       0
January 15, 2026..............      0       0       0       0       0       0       0       0       0       0
January 15, 2027..............      0       0       0       0       0       0       0       0       0       0
January 15, 2028..............      0       0       0       0       0       0       0       0       0       0
January 15, 2029..............      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................    3.0     3.0     3.0     3.0     3.0    12.8    12.0    12.0    12.0     8.0

                                                PM                                      PN
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   106     106     106     106     106     100     100     100     100     100
January 15, 2001..............   113     113     113     113     113     100     100     100     100     100
January 15, 2002..............   120     120     120     120     120     100     100     100     100     100
January 15, 2003..............   127     127     127     127     127     100     100     100     100     100
January 15, 2004..............   135     135     135     135     135     100     100     100     100     100
January 15, 2005..............   143     143     143     143     143     100     100     100     100     100
January 15, 2006..............   152     152     152     152     152     100     100     100     100     100
January 15, 2007..............   161     161     161     161     161     100     100     100     100     100
January 15, 2008..............   171     171     171     171     165     100     100     100     100      90
January 15, 2009..............   182     182     182     182     112     100     100     100     100      61
January 15, 2010..............   193     193     193     193      76     100     100     100     100      42
January 15, 2011..............   205     205     205     205      52     100     100     100     100      28
January 15, 2012..............   218     218     218     218      35     100     100     100     100      19
January 15, 2013..............   231     231     231     231      23     100     100     100     100      13
January 15, 2014..............   245     237     237     237      15     100     100     100     100       8
January 15, 2015..............   261     193     193     193      10     100     100     100     100       5
January 15, 2016..............   277     156     156     156       6     100      85      85      85       3
January 15, 2017..............   294     126     126     126       4     100      69      69      69       2
January 15, 2018..............   300     100     100     100       2     100      55      55      55       1
January 15, 2019..............   300      79      79      79       1     100      43      43      43       1
January 15, 2020..............   300      62      62      62       0     100      34      34      34       0
January 15, 2021..............   300      48      48      48       0     100      26      26      26       0
January 15, 2022..............   300      36      36      36       0     100      20      20      20       0
January 15, 2023..............   230      26      26      26       0     100      14      14      14       0
January 15, 2024..............    47      19      19      19       0      26      10      10      10       0
January 15, 2025..............    12      12      12      12       0       7       7       7       7       0
January 15, 2026..............     7       7       7       7       0       4       4       4       4       0
January 15, 2027..............     3       3       3       3       0       2       2       2       2       0
January 15, 2028..............     0       0       0       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  24.5    19.0    19.0    19.0    11.4    24.9    20.2    20.2    20.2    11.3

                                                 PR                                      PS
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
January 15, 2000..............    100     100     100     100     100     100     100     100     100     100
January 15, 2001..............    100     100     100     100     100     100     100     100     100     100
January 15, 2002..............    100     100     100     100     100     100     100     100     100     100
January 15, 2003..............    100     100     100     100     100     100     100     100     100     100
January 15, 2004..............    100     100     100     100     100     100     100     100     100     100
January 15, 2005..............    100     100     100     100     100     100     100     100     100     100
January 15, 2006..............    100     100     100     100     100     100     100     100     100     100
January 15, 2007..............    100     100     100     100      49     100     100     100     100     100
January 15, 2008..............    100     100     100     100       0     100     100     100     100      83
January 15, 2009..............    100     100     100     100       0     100     100     100     100      33
January 15, 2010..............    100     100     100     100       0     100     100     100     100       0
January 15, 2011..............    100     100     100     100       0     100     100     100     100       0
January 15, 2012..............    100     100     100     100       0     100     100     100     100       0
January 15, 2013..............    100      92      92      92       0     100     100     100     100       0
January 15, 2014..............    100      46      46      46       0     100     100     100     100       0
January 15, 2015..............    100       9       9       9       0     100     100     100     100       0
January 15, 2016..............    100       0       0       0       0     100      75      75      75       0
January 15, 2017..............    100       0       0       0       0     100      46      46      46       0
January 15, 2018..............    100       0       0       0       0     100      22      22      22       0
January 15, 2019..............    100       0       0       0       0     100       2       2       2       0
January 15, 2020..............    100       0       0       0       0     100       0       0       0       0
January 15, 2021..............    100       0       0       0       0     100       0       0       0       0
January 15, 2022..............    100       0       0       0       0     100       0       0       0       0
January 15, 2023..............     40       0       0       0       0     100       0       0       0       0
January 15, 2024..............      0       0       0       0       0       0       0       0       0       0
January 15, 2025..............      0       0       0       0       0       0       0       0       0       0
January 15, 2026..............      0       0       0       0       0       0       0       0       0       0
January 15, 2027..............      0       0       0       0       0       0       0       0       0       0
January 15, 2028..............      0       0       0       0       0       0       0       0       0       0
January 15, 2029..............      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   23.9    15.0    15.0    15.0     8.0    24.6    17.9    17.9    17.9     9.7

                                                PT                                      ZB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
January 15, 2000..............   100     100     100     100     100     106     106      59       0       0
January 15, 2001..............   100     100     100     100     100     113     113       0       0       0
January 15, 2002..............   100     100     100     100     100     120     120       0       0       0
January 15, 2003..............   100     100     100     100     100     127     127       0       0       0
January 15, 2004..............   100     100     100     100     100     135     135       0       0       0
January 15, 2005..............   100     100     100     100     100     143     143       0       0       0
January 15, 2006..............   100     100     100     100     100     152     152       0       0       0
January 15, 2007..............   100     100     100     100     100     161     161       0       0       0
January 15, 2008..............   100     100     100     100     100     171     171       0       0       0
January 15, 2009..............   100     100     100     100     100     182     182       0       0       0
January 15, 2010..............   100     100     100     100      99     193     193       0       0       0
January 15, 2011..............   100     100     100     100      67     205     205       0       0       0
January 15, 2012..............   100     100     100     100      45     218     218       0       0       0
January 15, 2013..............   100     100     100     100      30     231     231       0       0       0
January 15, 2014..............   100     100     100     100      20     245     245       0       0       0
January 15, 2015..............   100     100     100     100      13     261     261       0       0       0
January 15, 2016..............   100     100     100     100       8     277     277       0       0       0
January 15, 2017..............   100     100     100     100       5     294     294       0       0       0
January 15, 2018..............   100     100     100     100       3     312     312       0       0       0
January 15, 2019..............   100     100     100     100       2     331     157       0       0       0
January 15, 2020..............   100      80      80      80       1     351       0       0       0       0
January 15, 2021..............   100      61      61      61       0     373       0       0       0       0
January 15, 2022..............   100      46      46      46       0     396       0       0       0       0
January 15, 2023..............   100      34      34      34       0     421       0       0       0       0
January 15, 2024..............    61      24      24      24       0     446       0       0       0       0
January 15, 2025..............    16      16      16      16       0     474       0       0       0       0
January 15, 2026..............     9       9       9       9       0     503       0       0       0       0
January 15, 2027..............     4       4       4       4       0     371       0       0       0       0
January 15, 2028..............     0       0       0       0       0       0       0       0       0       0
January 15, 2029..............     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  25.4    23.2    23.2    23.2    13.4    28.1    20.0     1.1     0.4     0.2

                                                  R                                GROUP 2 ASSETS
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    165%    250%    500%     0%     100%    165%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
January 15, 2000..............    100     100     100     100     100      99      97      96      95      90
January 15, 2001..............    100     100     100     100     100      98      92      89      84      71
January 15, 2002..............    100     100     100     100     100      98      86      79      71      49
January 15, 2003..............    100     100     100     100     100      97      79      70      59      34
January 15, 2004..............    100     100     100     100     100      95      73      62      50      24
January 15, 2005..............    100     100     100     100     100      94      68      55      41      16
January 15, 2006..............    100     100     100     100     100      93      63      49      35      11
January 15, 2007..............    100     100     100     100     100      92      58      43      29       8
January 15, 2008..............    100     100     100     100     100      90      53      38      24       5
January 15, 2009..............    100     100     100     100     100      89      49      33      20       4
January 15, 2010..............    100     100     100     100     100      87      45      29      17       2
January 15, 2011..............    100     100     100     100     100      85      41      26      14       2
January 15, 2012..............    100     100     100     100     100      83      37      23      11       1
January 15, 2013..............    100     100     100     100     100      81      34      20       9       1
January 15, 2014..............    100     100     100     100     100      78      31      17       8       1
January 15, 2015..............    100     100     100     100     100      75      28      15       6       0
January 15, 2016..............    100     100     100     100     100      72      25      13       5       0
January 15, 2017..............    100     100     100     100     100      69      22      11       4       0
January 15, 2018..............    100     100     100     100     100      66      20       9       3       0
January 15, 2019..............    100     100     100     100     100      62      17       8       3       0
January 15, 2020..............    100     100     100     100     100      58      15       6       2       0
January 15, 2021..............    100     100     100     100      96      53      13       5       2       0
January 15, 2022..............    100     100     100     100      60      49      11       4       1       0
January 15, 2023..............    100     100     100     100      37      43       9       3       1       0
January 15, 2024..............    100     100     100     100      22      37       7       3       1       0
January 15, 2025..............    100     100     100     100      13      31       5       2       0       0
January 15, 2026..............    100     100     100     100       7      24       4       1       0       0
January 15, 2027..............    100     100     100     100       3      17       2       1       0       0
January 15, 2028..............     99      99      99      99       1       9       1       0       0       0
January 15, 2029..............      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   29.2    29.2    29.2    29.2    23.9    20.8    11.3     8.6     6.4     3.7

YIELD CONSIDERATIONS

     An investor seeking to maximize yield should make a decision whether to invest in any Class based on the anticipated yield of that Class resulting from its purchase price, the investor's own projection of Mortgage prepayment rates under a variety of scenarios and, in the case of the Floating Rate and Inverse Floating Rate Classes, the investor's own projection of levels of LIBOR under a variety of scenarios. Freddie Mac makes no representation regarding Mortgage prepayment rates, the level of LIBOR or the yield of any Class.

     Prepayments: Effect on Yields

     The yields to investors will be sensitive in varying degrees to the rate of prepayments on the underlying Mortgages. In the case of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts, faster than anticipated rates of Mortgage principal payments could result in actual yields to investors that are lower than the anticipated yields. Investors in the Interest Only Classes and the P Class should also consider the risk that rapid rates of Mortgage principal payments could result in the failure of investors to fully recover their investments. In the case of the Principal Only Classes and any other Classes purchased at a discount to their principal amounts, slower than anticipated rates of principal payments could result in actual yields to investors that are lower than the anticipated yields.

     Rapid rates of prepayments on the Mortgages are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor may be able to reinvest amounts received as principal payments on the investor's Class may be lower than the yield on that Class. Conversely, slow rates of prepayments on the Mortgages are likely to coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high rates may be relatively low.

     The Mortgages will not prepay at any constant rate until maturity, nor will all of the Mortgages prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on the Mortgages, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the Closing Date is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments.

     LIBOR: Effect on Yields of the Floating Rate and Inverse Floating Rate Classes

     Investors in the Floating Rate Class should consider the risk that lower than anticipated levels of LIBOR could result in actual yields to investors that are lower than the anticipated yields and the fact that its Class Coupon cannot exceed its specified maximum rate. Conversely, investors in the Inverse Floating Rate Classes should consider the risk that higher than anticipated levels of LIBOR could result in actual yields to investors that are significantly lower than the anticipated yields and the fact that their Class Coupons can fall as low as 0%.

     Changes in LIBOR may not correlate with changes in mortgage interest rates. It is possible that lower prevailing mortgage interest rates (which would be expected to result in faster prepayments) could occur concurrently with a higher level of LIBOR. Conversely, higher prevailing mortgage interest rates (which would be expected to result in slower prepayments) could occur concurrently with a lower level of LIBOR.

     LIBOR will not remain constant at any level. The timing of changes in the level of LIBOR may affect the actual yield to an investor, even if the average level is consistent with the investor's expectation. In general, the earlier a change in the level of LIBOR, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of a LIBOR level that is higher (or lower) than the rate anticipated by the investor during earlier periods is not likely to be offset by a later equivalent reduction (or increase).

     Payment Delay: Effect on Yields

     The effective yield on any interest-bearing Class will be less than the yield otherwise produced by its Class Coupon and purchase price because (i) on the first Payment Date 30 days' interest will be payable on

(or, in the case of an Accrual Class, added to the principal amount of) that Class even though interest began to accrue approximately 45 days earlier and
(ii) on each subsequent Payment Date the interest payable will accrue during the related Accrual Period, which will end approximately 15 days earlier.

     Yield Tables

     The following tables show the pre-tax yields to maturity (corporate bond equivalent) of the Principal Only, Interest Only and Inverse Floating Rate Classes (i) at various constant percentages of PSA and (ii) in the case of the Inverse Floating Rate Classes, at various constant levels of LIBOR. The tables for the Interest Only Classes also show annual and total interest payments on those Classes. Freddie Mac has prepared these tables using the Modeling Assumptions and the assumed purchase prices shown in the table captions. Where the assumed price is expressed as a dollar amount, it includes accrued interest. Where the assumed price is expressed as a percentage of original principal amount, it excludes accrued interest and Freddie Mac has added accrued interest, if any, in calculating the yields shown. The assumed prices are not necessarily those at which actual sales will occur.

                      INTEREST PAYMENTS AND PRE-TAX YIELDS

                                    Group 1

                                    IM CLASS
                         (ASSUMED PRICE: $4,112,329.99)
                            (PAYMENTS IN THOUSANDS)

                                                                   PSA PREPAYMENT ASSUMPTION
             TWELVE CONSECUTIVE               --------------------------------------------------------------------
               MONTHS THROUGH                   50%         100%        165%        190%        300%        500%
             ------------------                 ---         ----        ----        ----        ----        ----
January 15, 2000............................. $    876    $    873    $    868    $    866    $    858    $    844
January 15, 2001.............................      845         825         798         788         744         664
January 15, 2002.............................      800         751         688         665         565         397
January 15, 2003.............................      751         671         573         537         389         164
January 15, 2004.............................      702         595         469         423         246          18
January 15, 2005.............................      654         524         375         324         130           0
January 15, 2006.............................      607         457         291         236          36           0
January 15, 2007.............................      560         394         217         159           0           0
January 15, 2008.............................      515         335         149          91           0           0
January 15, 2009.............................      470         279          89          31           0           0
January 15, 2010.............................      426         226          35           0           0           0
January 15, 2011.............................      382         177           1           0           0           0
January 15, 2012.............................      340         130           0           0           0           0
January 15, 2013.............................      297          87           0           0           0           0
January 15, 2014.............................      255          45           0           0           0           0
January 15, 2015.............................      214           9           0           0           0           0
January 15, 2016.............................      173           0           0           0           0           0
January 15, 2017.............................      132           0           0           0           0           0
January 15, 2018.............................       91           0           0           0           0           0
January 15, 2019.............................       51           0           0           0           0           0
January 15, 2020.............................       12           0           0           0           0           0
January 15, 2021 and after...................        0           0           0           0           0           0
                                              --------    --------    --------    --------    --------    --------
Total Payments*.............................. $  9,154    $  6,376    $  4,554    $  4,119    $  2,969    $  2,087
                                              ========    ========    ========    ========    ========    ========
Pre-Tax Yield................................    15.7%       10.6%        3.1%        0.1%     (13.7)%     (37.0)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    O CLASS
                              (ASSUMED PRICE: 90%)

100% PSA   165% PSA   300% PSA   500% PSA
--------   --------   --------   --------
 3.2%       4.3%       6.1%       8.1%

                                    Group 2

                                    IB CLASS
                          (ASSUMED PRICE: $295,847.77)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         325%        500%        503%
                     ------------------                        ---       -------       ----        ----
January 15, 2000............................................ $    105    $    105    $    105    $    105
January 15, 2001............................................      105         105         105         105
January 15, 2002............................................      105         104          88          87
January 15, 2003............................................       97          55           0           0
January 15, 2004............................................       48           1           0           0
January 15, 2005............................................        4           0           0           0
January 15, 2006 and after..................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $    463    $    369    $    297    $    296
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    22.9%       13.3%        0.2%        0.0%

                                    ID CLASS
                         (ASSUMED PRICE: $1,784,262.14)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         257%        428%        500%
                     ------------------                        ---       -------       ----        ----
January 15, 2000............................................ $    427    $    427    $    427    $    427
January 15, 2001............................................      427         427         427         427
January 15, 2002............................................      427         427         427         427
January 15, 2003............................................      427         427         405         295
January 15, 2004............................................      427         426          98           5
January 15, 2005............................................      427         313           0           0
January 15, 2006............................................      417         124           0           0
January 15, 2007............................................      312           3           0           0
January 15, 2008............................................      184           0           0           0
January 15, 2009............................................       57           0           0           0
January 15, 2010 and after..................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  3,530    $  2,572    $  1,783    $  1,580
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    19.7%       13.3%        0.0%      (6.3)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    JH CLASS
                         (ASSUMED PRICE: $1,521,450.00)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         257%        442%        500%
                     ------------------                        ---       -------       ----        ----
January 15, 2000............................................ $    425    $    425    $    425    $    425
January 15, 2001............................................      425         425         425         425
January 15, 2002............................................      425         425         421         391
January 15, 2003............................................      409         324         216         147
January 15, 2004............................................      310         214          34           2
January 15, 2005............................................      221         156           0           0
January 15, 2006............................................      208          62           0           0
January 15, 2007............................................      155           2           0           0
January 15, 2008............................................       92           0           0           0
January 15, 2009............................................       29           0           0           0
January 15, 2010 and after..................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  2,700    $  2,032    $  1,522    $  1,390
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................     19.8%       12.3%        0.0%       (5.2)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    K CLASS
                              (ASSUMED PRICE: 64%)

100% PSA   165% PSA   250% PSA   500% PSA
--------   --------   --------   --------
 1.8%       3.1%       20.7%      46.5%

                                    S CLASS
                              (ASSUMED PRICE: 95%)

               LIBOR                  100% PSA   165% PSA   250% PSA   500% PSA
               -----                  --------   --------   --------   --------
4.07734%............................    17.4%      17.6%      19.1%      21.5%
5.07734.............................    11.5       11.6       13.3       15.8
6.06368.............................     5.8        5.9        7.7       10.2
7.05002 and Higher..................     0.2        0.3        2.2        4.8

                                    SA CLASS
                              (ASSUMED PRICE: 96%)

               LIBOR                  100% PSA   165% PSA   250% PSA   500% PSA
               -----                  --------   --------   --------   --------
4.07734%............................    21.0%      21.2%      22.3%      24.0%
5.07734.............................    12.2       12.4       13.6       15.5
5.78867.............................     6.1        6.2        7.7        9.6
6.50000 and Higher..................     0.2        0.3        1.8        3.8

                                    SB CLASS
                              (ASSUMED PRICE: 98%)

               LIBOR                  100% PSA   165% PSA   250% PSA   500% PSA
               -----                  --------   --------   --------   --------
6.50000% and Lower..................    9.3%       9.4%       10.0%      10.8%
6.75000.............................    5.1        5.2         5.8        6.7
7.05002 and Higher..................    0.1        0.1         0.9        1.9

     The Mortgages will not prepay at any constant rate until maturity, nor will LIBOR remain constant at any level. Moreover, the Mortgages have characteristics that differ from those of the Modeling Assumptions. Therefore, the actual pre-tax yield of any Class may differ from any of those shown in the table for that Class, even if purchased at the assumed price shown, and the actual annual and total payments for the Interest Only Classes may also differ from any of those shown in the tables for those Classes.

                              FINAL PAYMENT DATES

     The Final Payment Date for each Class is the latest date by which it will be retired. The assumptions used in calculating the Final Payment Dates are highly conservative, and the actual retirement of any Class may occur earlier than its Final Payment Date.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Subject to the assumptions described in "Certain Federal Income Tax Consequences -- REMIC Election" in the Offering Circular, the Upper-Tier REMIC Pool and the Lower-Tier REMIC Pool will each qualify as a REMIC for federal income tax purposes.

     The arrangement pursuant to which the MACR Classes are created, sold and administered (the "MACR Pool") will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code. The interests in the Regular Classes that have been exchanged with Freddie Mac for the MACR Classes (including any exchanges effective on the Closing Date) will be the assets of the MACR Pool and the MACR Classes will represent beneficial ownership of these assets.

REGULAR CLASSES

     The Regular Classes will be the "regular interests" in the Upper-Tier REMIC Pool. The Regular Classes will be treated as debt instruments for federal income tax purposes and may be issued with original issue discount ("OID") or at a premium. Based in part on the level of LIBOR as of the date of this Supplement and assumptions regarding the initial prices at which substantial portions of the Regular Classes will be sold to the public, Freddie Mac expects to report income to the Internal Revenue Service and to Holders of the Regular Classes assuming they are issued as follows:

        - OID: HE, HG, HZ, JH, K, L, O, PM, S, SA, SB, WW, ZB and ZM Classes.

        - De Minimis OID: GB, HF, HH, M, PE, PF, PL, PR, PS, PT, QD, T and VN Classes.

        - Premium: F, HA, HB, HC, HD, P, PA, PB, PC, PD, PK, QB, UU and VM Classes.

OID generally will result in recognition of taxable income in advance of the receipt of cash attributable to such income. The "Prepayment Assumption" used in determining whether OID is de minimis and in computing the rate of accrual of OID or the amortization of premium is 165% PSA. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Original Issue Discount" and
"-- Premium" in the Offering Circular. With respect to Regular Classes issued with OID, investors may obtain the information required by Treasury regulation section 1.6049-7(g) by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

     Freddie Mac intends to report any original issue or market discount or premium with respect to the Floating Rate Class assuming that the variable rate is a fixed rate equal to the value of the variable rate as of the date of this Supplement. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Floating Rate and Inverse Floating Rate Classes" in the Offering Circular.

RESIDUAL CLASSES

     The R Class will be the "residual interest" in the Upper-Tier REMIC Pool and the RS Class will be the "residual interest" in the Lower-Tier REMIC Pool. Special tax considerations apply to the Residual Classes.

The taxation of the Residual Classes can produce a significantly less favorable after-tax return than if (i) the Residual Classes were taxable as debt instruments or (ii) no portion of the taxable income on the Residual Classes were treated as "excess inclusions." In certain periods, taxable income and the resulting tax liability on the R Class may exceed any payments on that Class. See "Certain Federal Income Tax Consequences -- Taxation of Residual Classes" in the Offering Circular. In addition, a substantial tax may be imposed on certain transferors of a Residual Class and certain beneficial owners of such a Class that are "pass-through entities." See "Certain Federal Income Tax
Consequences -- Transfers of Interests in a Residual Class -- Disqualified Organizations" in the Offering Circular. Investors should not purchase a Residual Class before consulting their tax advisors.

     Certain Transfers of Residual Classes

     The REMIC Regulations (as defined under "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular) disregard:

        - A transfer of a "noneconomic residual" unless no significant purpose of the transfer is to impede the assessment or collection of tax; and

        - Except in certain cases, a transfer of a residual interest to a foreign investor or a transfer of a residual interest from a foreign investor to a U.S. investor (accordingly, the Agreement prohibits the transfer of an interest in a Residual Class to or from a foreign investor without Freddie Mac's written consent).

In such cases, the transferor would continue to be treated as the owner of the residual interest and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. See "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular.

     Residual Classes with Negative Fair Market Values

     The federal income tax consequences of any consideration paid to a transferee on a transfer of a Residual Class are unclear. The REMIC Regulations do not address whether a residual interest could have a negative basis and a negative issue price. The preamble indicates that the Internal Revenue Service is considering the tax treatment of these types of residual interests. Any transferee receiving consideration should consult its tax advisors.

     Reporting and Administrative Matters

     Freddie Mac will furnish Holders of the Residual Classes the information it deems necessary or appropriate to enable them to prepare any reports required under the Internal Revenue Code or applicable Treasury regulations. Freddie Mac does not intend to hold the Residual Classes for its account, and applicable law may not permit Freddie Mac to perform tax administrative functions for the REMIC Pools. Accordingly, the Holders of a Residual Class may have certain tax administrative obligations (for which Freddie Mac will act as attorney-in-fact and agent). See "Certain Federal Income Tax Consequences -- Reporting and Administrative Matters" in the Offering Circular.

MACR CLASSES

     For a discussion of certain federal income tax consequences applicable to the MACR Classes, see "Certain Federal Income Tax Consequences -- Taxation of MACR Classes," "-- Exchanges of MACR Classes and REMIC Certificates" and
"-- Taxation of Certain Foreign Investors" in the Offering Circular.

             LEGAL INVESTMENT CONSIDERATIONS; ERISA CONSIDERATIONS

     Investors should consult their legal advisors to determine whether and to what extent any Classes constitute legal investments for such investors. An institution under the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, the Department of the Treasury or any other federal or state agency with similar authority should review any applicable regulations, policy statements and guidelines before purchasing or pledging any Class. See "Legal Investment Considerations" in the Offering Circular. Fiduciaries of ERISA plans should review "ERISA Considerations" in the Offering Circular.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions of the Purchase Agreement between Freddie Mac and the Underwriter, Freddie Mac has agreed to sell, and the Underwriter has agreed to purchase, all of the REMIC Certificates, if any are sold and purchased.

     The Underwriter proposes to offer the Securities directly to the public from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest, if any, from January 1, 1999. The Securities are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. The Underwriter may effect such transactions by sales to or through certain securities dealers (which may include Freddie Mac through its Securities Sales and Trading Group). Such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriter and/or commissions from any purchasers for which they act as agents.

     The HH, UU and WW Classes are Retail Classes; the sales commission charged to a retail investor will be a higher percentage of the sales price than the commission charged to an institutional investor in any non-Retail Class.

     The Purchase Agreement provides that Freddie Mac will indemnify the Underwriter against certain liabilities.

     It is expected that (i) the Regular Classes (other than the Retail Classes) and MACR Classes will be available for deposit (in book-entry form) at any Federal Reserve Bank, (ii) the Retail Classes will be available through the book-entry facilities of the Retail Depository, and (iii) the Residual Classes will be available (in certificated form) at the offices of the Underwriter, on or about the Closing Date.

                                 LEGAL MATTERS

     The legality of the Securities will be passed upon for Freddie Mac by Maud Mater, Esq., Executive Vice President -- General Counsel and Secretary of Freddie Mac. Certain legal matters relating to the Securities will be passed upon for the Underwriter by Milbank, Tweed, Hadley & McCloy.

                                                                      APPENDIX 1

                             AVAILABLE COMBINATIONS

                     REMIC CERTIFICATES                                                MACR CERTIFICATES
-------------------------------------------------------------   ----------------------------------------------------------------
                                                                RELATED     MAXIMUM ORIGINAL
                        ORIGINAL PRINCIPAL        EXCHANGE       MACR     PRINCIPAL OR NOTIONAL      EXCHANGE      PRINCIPAL OR
        CLASS                 AMOUNT           PROPORTIONS(1)   CLASSES    PRINCIPAL AMOUNT(2)    PROPORTIONS(1)   OTHER TYPE(3)
        -----          ---------------------   --------------   -------   ---------------------   --------------   -------------
COMBINATION 1
O                          $    700,000        32.6644890340%    Q            $  2,143,000            100%            SEQ
P                               300,000        13.9990667289
T                             1,143,000        53.3364442371
COMBINATION 2
VM                         $ 17,724,000        15.3631454402%    N            $115,367,000            100%            SEQ
VN                           53,643,000        46.4976986487
ZM                           44,000,000        38.1391559111
COMBINATION 3
M                          $354,490,000            100%          IM           $ 14,770,416             (6)          NTL(SEQ)
                                                                 MA            354,490,000            100%            SEQ
COMBINATION 4
PB                         $ 20,924,400            100%          IB           $  1,743,700             N/A          NTL(PAC)
                                                                 TB             20,924,400             N/A            PAC
                                                                 UB             20,924,400             N/A            PAC
COMBINATION 5
PD                         $ 85,331,700            100%          ID           $  7,110,975             N/A          NTL(PAC)
                                                                 TD             85,331,700             N/A            PAC
                                                                 UD             85,331,700             N/A            PAC
COMBINATION 6
PK                         $  2,522,305        13.4283314606%    PG           $ 18,783,458            100%            PAC
PL                           10,000,000        53.2383334315
PM                            6,261,153        33.3333351079
COMBINATION 7
PS                         $ 40,135,258        57.7050821266%    PN           $ 69,552,380            100%            PAC
PT                           29,417,122        42.2949178734

                                                  MACR CERTIFICATES
---------------------  ------------------------------------------------------------------------
                                                                               WEIGHTED AVERAGE
                       CLASS    INTEREST     CUSIP                                 LIFE AT
        CLASS          COUPON   TYPE(3)     NUMBER     FINAL PAYMENT DATE(4)     165% PSA(5)
        -----          ------   --------   ---------   ---------------------   ----------------
COMBINATION 1
O                       6.0%      FIX      3133TH P R 2       June 15, 2025           5.1 Yrs
P
COMBINATION 2
VM                      6.0%      FIX      3133TH P 8 4    January 15, 2029          18.6 Yrs
VN
ZM
COMBINATION 3
M                       6.00%   FIX/IO     3133TH P 2 7       June 15, 2025          --
                        5.75      FIX      3133TH P 7 6       June 15, 2025           5.1 Yrs
COMBINATION 4
PB                      6.00%   FIX/IO     3133THNY9      February 15, 2014          --
                        5.75      FIX      3133TH Q 2 6   February 15, 2014           3.5 Yrs
                        5.50      FIX      3133TH Q 4 2   February 15, 2014           3.5
COMBINATION 5
PD                      6.00%   FIX/IO     3133TH N Z 6       June 15, 2021          --
                        5.75      FIX      3133TH Q 3 4       June 15, 2021           6.0 Yrs
                        5.50      FIX      3133TH Q 5 9       June 15, 2021           6.0
COMBINATION 6
PK                      6.0%      FIX      3133TH P H 4    January 15, 2029          18.1 Yrs
PL
PM
COMBINATION 7
PS                      6.0%      FIX      3133THPM3      January 15, 2029           20.2 Yrs
PT

---------------

(1) Exchange proportions shown are constant proportions of the original principal amounts of the Classes of REMIC Certificates or MACR Certificates. In accordance with the exchange proportions, REMIC Certificates may be exchanged for MACR Certificates, and vice versa. The exchange proportions are not applicable to the MACR Certificates of Combinations 4 and 5. See "MACR Certificates -- Exchanges" in the Offering Circular for the constraints applicable to exchanges and examples of exchanges of REMIC Certificates and "ratio-stripping" MACR Classes of the type available in Combinations 4 and 5.
(2) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(3) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(4) See "Final Payment Dates" in this Supplement.
(5) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the rate assumed, and the actual weighted average lives of the MACR Classes may differ significantly from those shown.
(6) The original notional principal amount of IM being exchanged equals 1/24 of the original principal amount of MA being exchanged.

----------------------------------------------------------
----------------------------------------------------------

THIS SUPPLEMENT, TOGETHER WITH THE OFFERING CIRCULAR, CONSTITUTES AN OFFER TO SELL ONLY THE SECURITIES OFFERED HEREBY. FREDDIE MAC HAS NOT AUTHORIZED ANY BROKER, DEALER OR SALESPERSON, OR ANYONE ELSE, TO MAKE ANY STATEMENTS, WRITTEN OR ORAL, IN CONNECTION WITH THE OFFER, EXCEPT FOR THOSE CONTAINED IN THIS SUPPLEMENT AND IN THE OTHER DOCUMENTS AND SOURCES OF INFORMATION PREPARED BY FREDDIE MAC THAT ARE LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT. INVESTORS MUST NOT RELY ON ANY OTHER STATEMENTS AS HAVING BEEN AUTHORIZED BY EITHER FREDDIE MAC OR THE UNDERWRITER. THIS SUPPLEMENT AND THE OFFERING CIRCULAR DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES BY ANYONE IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL, OR WHERE THE PERSON MAKING SUCH AN OFFER OR SOLICITATION WOULD NOT BE QUALIFIED TO DO SO, OR TO ANYONE TO WHOM IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. FREDDIE MAC MAKES NO REPRESENTATION THAT THE STATEMENTS IN THIS SUPPLEMENT OR ANY OTHER DOCUMENT WILL BE CORRECT AT ANY TIME AFTER THE DATE OF SUCH DOCUMENT, EVEN THOUGH DELIVERY OF THE DOCUMENT AND THE SALE OF THE SECURITIES TAKE PLACE ON A LATER DATE.

                            ------------------------

                               TABLE OF CONTENTS

                   DESCRIPTION                       PAGE
                   -----------                       ----
               OFFERING CIRCULAR SUPPLEMENT
Certain Risk Considerations......................     S-2
Terms Sheet......................................     S-3
Available Information............................     S-8
General Information..............................     S-8
    The Agreement................................     S-8
    Form of Securities...........................     S-8
    Holders......................................     S-9
    Structure of Transaction.....................     S-9
    The Mortgages................................    S-10
Payments.........................................    S-10
    Payment Dates; Record Dates..................    S-10
    Method of Payment............................    S-10
    Interest.....................................    S-10
    Principal....................................    S-12
    Retail Class Principal Payments..............    S-16
    Class Factors................................    S-18
    Guarantees...................................    S-19
    Optional Redemption..........................    S-19
    Residual Proceeds............................    S-19
Prepayment and Yield Analysis....................    S-19
    General......................................    S-19
    Prepayment and Weighted Average Life
      Considerations.............................    S-21
    Yield Considerations.........................    S-34
Final Payment Dates..............................    S-38
Certain Federal Income Tax Consequences..........    S-38
    General......................................    S-38
    Regular Classes..............................    S-38
    Residual Classes.............................    S-38
    MACR Classes.................................    S-39
Legal Investment Considerations; ERISA
  Considerations.................................    S-39
Plan of Distribution.............................    S-40
Legal Matters....................................    S-40
Appendix 1 -- Available Combinations.............     A-1
                     OFFERING CIRCULAR
Offering Circular Summary........................       3
Freddie Mac......................................       9
Availability of Information and Incorporation by
  Reference......................................       9
Description of Securities........................       9
MACR Certificates................................      27
The Agreement....................................      30
Certain Federal Income Tax Consequences..........      33
ERISA Considerations.............................      44
Legal Investment Considerations..................      45
Plan of Distribution.............................      45
Increase in Size of Offering.....................      45
Accounting Considerations........................      45
Exhibit A -- Index of Terms......................     A-1

----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
                                 $1,900,000,000

                                  FREDDIE MAC

                                MULTICLASS REMIC
                                  CERTIFICATES
                                 AND MODIFIABLE
                                 AND COMBINABLE
                              REMIC CERTIFICATES,
                                  SERIES 2114

                                     (LOGO)


                              MERRILL LYNCH & CO.

                          OFFERING CIRCULAR SUPPLEMENT
                            DATED DECEMBER 10, 1998

----------------------------------------------------------
----------------------------------------------------------

                                                                      ANNEX 1(e)

                          OFFERING CIRCULAR SUPPLEMENT
                            DATED FEBRUARY 11, 1999

                                       TO

                     OFFERING CIRCULAR DATED APRIL 1, 1998
                                  RELATING TO

                                  FREDDIE MAC
                  MULTICLASS REMIC CERTIFICATES AND MODIFIABLE
                       AND COMBINABLE REMIC CERTIFICATES,
                                  SERIES 2137

OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$2,250,000,000
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2137

                                                                          (LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Four Asset Groups, consisting of two Groups of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs) and two
                         Groups of Freddie Mac 6.5% 30-year PCs
Payment Dates:         Monthly, beginning in April 1999
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Classes (TT, UU and VV): Book-entry (Depository Trust
                         Company); issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (the "Underwriter")
Closing Date:          March 30, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
FA ..................  $ 16,200,337        SUP       (5)      FLT/DLY    3133TJ Q J 5     March 15, 2029   16.9 Yrs
GA ..................    51,350,000      SCH/AD       6.0%      FIX      3133TJ Q L 0  November 15, 2028    3.5
GB ..................    58,829,000      SCH/AD       6.0       FIX      3133TJQM8        March 15, 2029    5.0
GC ..................     7,478,900      SCH/AD       6.0       FIX      3133TJ Q N 6     March 15, 2029   15.3
K ...................     6,708,800        SUP        0.0       PO       3133TJ Q X 4     March 15, 2029   16.9
KF ..................     3,773,916     NTL(PAC)      6.0     FIX/IO     3133TJ Q Y 2      June 15, 2027     --
PA ..................    26,764,300        PAC        6.0       FIX      3133TJ Q Z 9      June 15, 2008    2.5
PB ..................    37,635,100        PAC        6.0       FIX      3133TJ R 2 1     April 15, 2014    3.5
PC ..................    23,160,200        PAC        6.0       FIX      3133TJ R 3 9   October 15, 2016    4.5
PD ..................    60,632,700        PAC        6.0       FIX      3133TJ R 4 7    August 15, 2021    6.0
PE ..................    40,866,400        PAC        6.0       FIX      3133TJ R 5 4   January 15, 2024    8.0
PF ..................    30,000,000        PAC        6.0       FIX      3133TJ R 6 2      June 15, 2027   11.0
PG ..................    47,617,200        PAC        6.0       FIX      3133TJ R 7 0     March 15, 2029   18.2
QF ..................    45,287,000        PAC        5.5       FIX      3133TJ R 8 8      June 15, 2027   11.0
SA ..................     3,000,063        SUP       (5)      INV/DLY    3133TJ R B 1     March 15, 2029   16.9
UU ..................    15,000,000      SUP/RTL      6.5       FIX      3133TJ S 4 6     March 15, 2029   16.9
VV ..................    24,470,000      SUP/RTL      6.75      FIX      3133TJ S 9 5     March 15, 2029   16.9
ZB ..................     5,000,000        SUP        6.0      FIX/Z     3133TJ S B 0 September 15, 2027    1.2
GROUP 2
A ...................   314,879,000        SEQ        6.0       FIX      3133TJ Q 6 3   October 15, 2025    5.1
AB ..................    50,000,000        SEQ        6.0       FIX      3133TJ Q 7 1  February 15, 2026    5.3
BA ..................     8,871,000        SEQ        6.0       FIX      3133TJ Q 9 7  February 15, 2026   12.0
BC ..................    29,789,000        SEQ        6.0       FIX      3133TJ Q A 4  December 15, 2026   13.3
VA ..................    12,780,000      AD/SEQ       6.0       FIX      3133TJ S 5 3  November 15, 2004    3.0
VB ..................    13,606,000      AD/SEQ       6.0       FIX      3133TJ S 6 1       May 15, 2009    8.0
VC ..................    38,383,000      AD/SEQ       6.0       FIX      3133TJ S 7 9  November 15, 2017   13.8
Z ...................    31,692,000        SEQ        6.0      FIX/Z     3133TJ S A 2     March 15, 2029   20.8
GROUP 3
DF ..................    20,000,000      PAC/AD       6.5       FIX      3133TJ Q H 9     April 15, 2016   11.6
FT ..................    94,106,319        SUP       (5)      FLT/DLY    3133TJ Q K 2     March 15, 2029    8.3
GR ..................   113,422,000        SCH        6.5%      FIX      3133TJ Q P 1  December 15, 2028    3.5 Yrs

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GS ..................  $ 12,907,800        SCH        6.5       FIX      3133TJ Q Q 9     March 15, 2029   18.2
GT ..................   108,750,000        SCH        6.5       FIX      3133TJ Q R 7     March 15, 2029    5.0
JI ..................    16,420,423     NTL(PAC)      6.5     FIX/IO     3133TJ Q U 0  November 15, 2021     --
ST ..................    21,716,843        SUP       (5)      INV/DLY    3133TJ R C 9     March 15, 2029    8.3
T ...................       961,538        SUP        0.0       PO       3133TJ R D 7     March 15, 2029    8.3
TB ..................    10,809,700        PAC        6.5       FIX      3133TJ R E 5  November 15, 2008    2.5
TE ..................    69,795,100        PAC        6.5       FIX      3133TJ R F 2  November 15, 2021    6.0
TF ..................    54,647,700        PAC        6.5       FIX      3133TJ R G 0     March 15, 2024    8.0
TG ..................   100,990,000        PAC        6.5       FIX      3133TJ R H 8      July 15, 2027   11.0
TH ..................    26,439,600        PAC        6.5       FIX      3133TJ R J 4     March 15, 2029   18.2
TL ..................    15,137,000        PAC        6.5       FIX      3133TJ R K 1     March 15, 2023    7.6
TM...................    70,000,000        PAC        6.5       FIX      3133TJ R L 9   January 15, 2028   11.0
TN ..................    23,096,000        PAC        6.5       FIX      3133TJ R M 7     March 15, 2029   19.3
TT ..................    25,000,000      SUP/RTL      6.75      FIX      3133TJ R S 4     March 15, 2029    8.3
TZ ..................    12,667,100        PAC        6.5      FIX/Z     3133TJ R X 3     March 15, 2029   18.9
UB ..................    42,809,700        PAC        6.0       FIX      3133TJ R Y 1  November 15, 2008    2.5
UC ..................    74,052,200        PAC        6.0       FIX      3133TJ R Z 8    August 15, 2014    3.5
UD ..................    46,603,600        PAC        6.0       FIX      3133TJ S 2 0     March 15, 2017    4.5
UE ..................    50,000,000        PAC        6.0       FIX      3133TJ S 3 8  November 15, 2021    6.0
VE ..................     5,587,800      AD/PAC       6.5       FIX      3133TJ S 8 7  November 15, 2004    3.0
GROUP 4
CA ..................    98,302,500        SEQ        6.4       FIX      3133TJ Q B 2   October 15, 2026    5.1
CE ..................    98,302,500        SEQ        6.5       FIX      3133TJ Q C 0   October 15, 2026    5.1
CI ..................     1,512,346     NTL(SEQ)      6.5     FIX/IO     3133TJ Q D 8   October 15, 2026     --
CV ..................    16,000,000      AD/SEQ       6.5       FIX      3133TJ Q E 6      June 15, 2006    3.9
CW...................    10,697,500      AD/SEQ       6.5       FIX      3133TJ Q F 3  December 15, 2009    9.0
CZ ..................    26,697,500        SEQ        6.5      FIX/Z     3133TJ Q G 1     March 15, 2029   17.7
RESIDUAL
R ...................       500,000        PAC        6.5       FIX      3133TJ R 9 6     March 15, 2029   28.5
RS ..................             0        NPR        0.0       NPR      3133TJ R A 3     March 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 160% PSA for the Group 1 Classes, 155% PSA for the Group 2 Classes, 195% PSA for the Group 3 and R Classes and 185% PSA for the Group 4 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.
       THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS FEBRUARY 11, 1999

                          CERTAIN RISK CONSIDERATIONS

    THE SECURITIES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE SECURITIES OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE SECURITIES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT EACH INVESTOR IN ANY CLASS POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED AND INCORPORATED IN THIS SUPPLEMENT IN THE CONTEXT OF THAT INVESTOR'S FINANCIAL SITUATION.
                            ------------------------

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Mortgages and the actual characteristics of the related Mortgages. The yields of the Floating Rate and Inverse Floating Rate Classes will also be sensitive to the level of LIBOR. The Mortgages are subject to prepayment at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. Investors should consider the associated risks, including:

        - Fast prepayment rates on the related Mortgages can reduce the yields of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts. Under some prepayment scenarios, investors in the Interest Only Classes could fail to fully recover their investments.

        - Slow prepayment rates on the related Mortgages can reduce the yields of the Principal Only Classes and any other Classes purchased at a discount to their principal amounts.

        - Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes.

        - Low levels of LIBOR can reduce the yields of the Floating Rate Classes. Conversely, high levels of LIBOR can significantly reduce the yields of the Inverse Floating Rate Classes.

        - Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

        - In general, principal payment rates on the Support Classes are likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the PAC and Scheduled Classes.

        - In general, principal payment rates on the Scheduled Classes are likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the PAC Classes.

See "Prepayment and Yield Analysis" in this Supplement.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE SECURITIES AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR SECURITIES READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD. THE MARKET VALUES OF THE SECURITIES ARE LIKELY TO FLUCTUATE; SUCH FLUCTUATIONS MAY BE SIGNIFICANT AND COULD RESULT IN SIGNIFICANT LOSSES TO INVESTORS.
                            ------------------------

     THE SECONDARY MARKETS FOR MORTGAGE-RELATED SECURITIES HAVE EXPERIENCED PERIODS OF ILLIQUIDITY AND CAN BE EXPECTED TO DO SO IN THE FUTURE. ILLIQUIDITY CAN HAVE A SEVERELY ADVERSE EFFECT ON THE PRICES OF SECURITIES THAT ARE ESPECIALLY SENSITIVE TO PREPAYMENT OR INTEREST RATE RISK OR THAT HAVE BEEN STRUCTURED TO MEET THE INVESTMENT REQUIREMENTS OF LIMITED CATEGORIES OF INVESTORS.

     FREDDIE MAC'S MULTICLASS REMIC CERTIFICATES OFFERING CIRCULAR DATED APRIL 1, 1998 (THE "OFFERING CIRCULAR") ACCOMPANIES THIS SUPPLEMENT. CAPITALIZED TERMS THAT ARE USED IN THIS SUPPLEMENT WITHOUT FURTHER DEFINITION HAVE THE MEANINGS GIVEN THEM IN THE OFFERING CIRCULAR. INVESTORS SHOULD PURCHASE SECURITIES ONLY IF THEY HAVE READ AND UNDERSTOOD THIS SUPPLEMENT, THE OFFERING CIRCULAR AND THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for other related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The K and T Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                         CLASS COUPON SUBJECT TO
                              INITIAL                                  ---------------------------
           CLASS              RATE(1)          CLASS COUPON(2)         MINIMUM RATE   MAXIMUM RATE
           -----              -------    ----------------------------  ------------   ------------
FA(3).......................   5.8875%   LIBOR + 0.95%                     0.95%          8.0%
FT(3).......................   5.8875    LIBOR + 0.95%                     0.95           8.0
SA(3).......................  11.4075    38.07% - (LIBOR X 5.4)            0             38.07
ST(3).......................   9.15417   30.55% - (LIBOR X 4.3333333)      0             30.55

---------------

(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT              REDUCES PROPORTIONATELY WITH
-----  -----------------   -------------------------------------------------
REMIC CERTIFICATES
CI        $ 1,512,346      CA (Sequential Pay Class)
JI        $16,420,423      UB, UC, UD and UE, in the aggregate (PAC Classes)
KF        $ 3,773,916      QF (PAC Class)
MACR CLASSES
JF        $ 4,203,669      TF (PAC Class)
JG        $ 7,768,461      TG (PAC Class)
JL        $ 1,164,384      TL (PAC Class)
JM        $ 5,384,615      TM (PAC Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                          Group 1

            ( - The "ZB Accrual Amount" for that Payment Date to the Classes shown
            (   below in the following order of priority:
            (
ACCRETION   (   1. Concurrently:
DIRECTED    (      (a) 50.0000424961% to GB, until retired
AND ACCRUAL (      (b) 49.9999575039% to GA and GC, in that order, until retired
            (
            (   2. To ZB

              - The "Group 1 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

            (   1. Beginning May 15, 2001, to the PAC Classes, until reduced to their
            (      "Aggregate Targeted Balance" for that Payment Date, allocated as
            (      follows:
PAC         (      (a) To PA, PB, PC, PD and PE, in that order, while outstanding
            (      (b) To PF and QF, pro rata, while outstanding
            (      (c) To PG

            (   2. To the Scheduled Classes, until reduced to their Aggregate Targeted
SCHEDULED   (      Balance for that Payment Date, allocated concurrently:
            (      (a) 50.0000424961% to GB
            (      (b) 49.9999575039% to GA and GC, in that order

SUPPORT     (   3. To ZB, until retired
            (   4. To FA, K, SA, UU and VV, pro rata, until retired

SCHEDULED   (   5. To the Scheduled Classes as in step 2, but without regard to their
            (      Aggregate Targeted Balance, until retired

PAC         (   6. To the PAC Classes as in step 1, but without regard to their
            (      Aggregate Targeted Balance, until retired

                                          Group 2
ACCRETION   (
DIRECTED    ( - The "Z Accrual Amount" for that Payment Date to VA, VB and VC, in that
AND         (   order, until retired, and then to Z
ACCRUAL     (

              - The "Group 2 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

            (   1. Concurrently:
SEQUENTIAL  (      (a) 86.6220735786% to A and BA, in that order, until retired
PAY         (      (b) 13.3779264214% to AB, until retired
            (
            (   2. To BC, VA, VB, VC and Z, in that order, until retired

                                          Group 3
ACCRETION   (
DIRECTED    ( - The "TZ Accrual Amount" for that Payment Date to VE and DF, in that
AND         (   order, until retired, and then to TZ
ACCRUAL     (

              - The "Group 3 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

            (   1. Beginning May 15, 2001, to the PAC Classes, until reduced to their
            (      Aggregate Targeted Balance for that Payment Date, allocated as
            (      follows:
            (      (a) To TB and UB, pro rata
            (      (b) To UC and UD, in that order
PAC         (      (c) To TE and UE, pro rata
            (      (d) Concurrently, 33.0429957346% to TL, TM, TN and R, in that order,
            (          and 66.9570042654% as follows:
            (          (i)  To TF and TG, in that order
            (          (ii) Concurrently, 59.1316108788% to VE, DF and TZ, in that
            (               order, and 40.8683891212% to TH

            (   2. To the Scheduled Classes, until reduced to their Aggregate Targeted
            (      Balance for that Payment Date, allocated concurrently:
SCHEDULED   (      (a) 46.2608867287% to GT
            (      (b) 53.7391132713% to GR and GS, in that order

SUPPORT     (   3. To FT, ST, T and TT, pro rata, until retired

SCHEDULED   (   4. To the Scheduled Classes as in step 2, but without regard to their
            (      Aggregate Targeted Balance, until retired

PAC         (   5. To the PAC Classes as in step 1, but without regard to their
            (      Aggregate Targeted Balance, until retired

                                          Group 4
ACCRETION   ( - The "CZ Accrual Amount" for that Payment Date to CV and CW, in that
DIRECTED    (   order, until retired, and then to CZ
AND ACCRUAL (

              - The "Group 4 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

SEQUENTIAL  (   1. To CA and CE, pro rata, until retired
PAY         (   2. To CV, CW and CZ, in that order, until retired

     The Aggregate Targeted Balances (shown under
"Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                                                        STRUCTURING RANGE
                                                       -------------------
GROUP 1
  PAC Classes........................................  100% PSA - 250% PSA
  Scheduled Classes..................................  141% PSA - 190% PSA
GROUP 3
  PAC Classes........................................  100% PSA - 250% PSA
  Scheduled Classes..................................  145% PSA - 215% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related Classes entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASSES

     The TT, UU and VV Classes will be Retail Classes. Investors in the Retail Classes will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under

"Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Classes" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   160%   250%   500%
                                 --    ----   ----   ----   ----
FA, K, SA, UU** and VV**......   29.3   25.1   16.9    2.3    1.1
GA............................   22.5    8.5    3.5    2.6    1.6
GB............................   23.1    9.8    5.0    3.2    1.7
GC............................   27.6   18.3   15.3    7.1    2.4
PA............................    4.7    2.5    2.5    2.5    2.4
PB............................    9.5    3.5    3.5    3.5    2.8
PC............................   12.8    4.5    4.5    4.5    3.1
PD............................   16.2    6.0    6.0    6.0    3.7
PE............................   19.3    8.0    8.0    8.0    4.5
PF and QF.....................   22.1   11.0   11.0   11.0    6.0
PG............................   24.5   18.2   18.2   18.2   10.0
ZB............................   28.1   20.0    1.2    0.4    0.2
Group 1 Assets................   20.8   11.3    8.8    6.4    3.7

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   155%   300%   500%
                                 --    ----   ----   ----   ----
A.............................   17.9    7.0    5.1    3.0    2.0
AB and AC.....................   18.1    7.2    5.3    3.1    2.0
BA............................   26.7   16.1   12.0    6.9    4.3
BC............................   27.3   17.6   13.3    7.7    4.7
VA............................    3.0    3.0    3.0    3.0    3.0
VB............................    8.0    8.0    8.0    7.6    5.3
VC............................   14.7   14.7   13.8    9.5    6.2
Z.............................   28.9   23.5   20.8   14.6    9.6
Group 2 Assets................   20.8   11.0    8.6    5.2    3.3

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   195%   250%   500%
                                 --    ----   ----   ----   ----
DF............................   12.0   11.6   11.6   11.6    7.9
FT, ST, T and TT**............   29.2   24.8    8.3    2.3    1.0
GR............................   25.0    9.7    3.5    2.7    1.6
GS............................   28.3   20.0   18.2    7.4    2.4
GT............................   25.3   10.7    5.0    3.2    1.7
TB and UB.....................    5.0    2.5    2.5    2.5    2.4
TE and UE.....................   16.5    6.0    6.0    6.0    3.7
TF, TP and TU.................   19.6    8.0    8.0    8.0    4.5
TG, TQ and TV.................   22.3   11.0   11.0   11.0    5.9
TH............................   24.7   18.2   18.2   18.2   10.0
TL, TR and TW.................   19.1    7.6    7.6    7.6    4.3
TM, TS and TX.................   22.1   11.0   11.0   11.0    5.9
TN............................   24.9   19.3   19.3   19.3   10.6
TZ............................   24.7   18.9   18.9   18.9   11.4
UC............................    9.9    3.5    3.5    3.5    2.8
UD............................   13.2    4.5    4.5    4.5    3.1
VE............................    3.0    3.0    3.0    3.0    3.0
R.............................   28.5   28.5   28.5   28.5   20.4
Group 3 Assets................   21.0   11.4    7.7    6.5    3.7

     -------------------------
      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.
     ** The weighted average lives shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   185%   300%   500%
                                 --    ----   ----   ----   ----
CA and CE.....................   18.9    8.0    5.1    3.5    2.4
CV............................    3.9    3.9    3.9    3.9    3.6
CW............................    9.0    9.0    9.0    8.2    5.6
CZ............................   28.8   23.3   17.7   12.9    8.5
Group 4 Assets................   21.0   11.3    7.8    5.4    3.5

THE ASSETS

     The Group 1 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $1,000,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 4 Assets will consist of $250,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The assets of this Series will also include a non-interest bearing cash deposit of $2,999.97 to be used for principal payments on the Retail Classes as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MARCH 1, 1999)

                                 REMAINING TERM                                    PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE OF
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE     RELATED PCS
-----------  -----------------   --------------   -----------   -------------   ----------------
     1        $  500,000,000          357              2            6.70%             6.0%
     2           500,000,000          351              8            6.75              6.0
     3         1,000,000,000          357              2            7.05              6.5
     4           250,000,000          355              5            7.10              6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                             AVAILABLE INFORMATION

     Investors should purchase Securities only if they have read and understood this Supplement, the Offering Circular and the following documents:

        - Freddie Mac's Mortgage Participation Certificates Offering Circular dated February 1, 1998 (the "PC Offering Circular"), which describes Gold PCs generally.

        - Freddie Mac's Giant Participation Certificates and Other Pass-Through Participation Certificates Offering Circular dated January 1, 1997 (the "Giant PC Offering Circular"), which describes Gold Giant PCs generally.

        - Freddie Mac's Information Statement dated March 31, 1998, its Information Statement Supplements dated May 15, 1998, August 14, 1998, November 3, 1998 and January 29, 1999 and any other Information Statement Supplements published by Freddie Mac through the time of purchase.

     This Supplement incorporates by reference the documents listed above. Investors can order these documents: from Freddie Mac, by writing, calling or e-mailing its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/450-3777; e-mail:
Investor_Inquiry@freddiemac.com); or from the Underwriter, by writing or calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prospectus Department, 44B Colonial Drive, Piscataway, New Jersey 08854 (phone 732/885-2760).

     Freddie Mac will publish a Supplemental Statement (which will contain schedules of the Assets and other information) applicable to this Series shortly after the Closing Date. Investors can obtain the Supplemental Statement, any offering materials for specific Assets and historic and current information concerning specific Assets and the Securities from Freddie Mac's Investor Inquiry Department.

     Freddie Mac's Internet Web-Site (http://www.freddiemac.com) will display this Supplement, the Supplemental Statement, schedules of the Assets and information, updated monthly, regarding each Class of this Series.

                              GENERAL INFORMATION

THE AGREEMENT

     Freddie Mac will create the Securities under the Multiclass REMIC Certificate Agreement, dated as of April 1, 1998, and a Terms Supplement, to be dated the Closing Date (together, the "Agreement"). Investors can order copies of the Agreement by contacting the Investor Inquiry Department at Freddie Mac as shown under "Available Information" in this Supplement. The Agreement is incorporated by reference in this Supplement.

     Holders and anyone having a beneficial interest in the Securities should refer to the Agreement for a complete description of their rights and obligations and the rights and obligations of Freddie Mac. Holders and beneficial owners of Securities will acquire their Securities subject to all terms and conditions of the Agreement, including the Terms Supplement.

FORM OF SECURITIES

     Non-Retail Classes

     The Regular Classes (other than the Retail Classes) and the MACR Classes will be issued and may be held of record and transferred only on the book-entry system of the Federal Reserve Banks by entities eligible to maintain book-entry accounts with a Federal Reserve Bank ("Fed Participants").

     The Residual Classes will be issued and may be held of record only in certificated form and will be transferable at Chase Bank of Texas, National Association or its successor (the "Registrar").

     The Classes other than the Retail Classes will be issued in the denominations specified under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

     Retail Classes (TT, UU and VV Classes)

     Each Retail Class will be represented by one or more certificates held by or on behalf of The Depository Trust Company or its successor (the "Retail Depository"). The Retail Depository is a New York-chartered limited purpose trust company that performs services for its participants (the "Retail Depository Participants"), principally brokerage firms and other financial institutions. The Retail Depository will maintain each Retail Class through its book-entry facilities in principal amounts of $1,000 each ("Retail Class Units"). The Retail Depository will record the positions held by each Retail Depository Participant in Retail Class Units, whether held for the Retail Depository Participant's own account or for another person.

     Investors in each Retail Class will be subject to the rules and procedures of the Retail Depository and Retail Depository Participants in effect from time to time. Retail Class investors will not receive certificates. Rather, each investor's ownership interest in a Retail Class will be recorded, in Retail Class Units, on the records of the brokerage firm, bank, thrift institution or other financial intermediary where the investor maintains an account for this purpose. In turn, the financial intermediary's interest in a Retail Class will be recorded, in Retail Class Units, on the records of the Retail Depository (or of a Retail Depository Participant that acts as agent for the financial intermediary, if the intermediary is not itself a Retail Depository Participant). Investors may transfer their Retail Class Units only through their brokers or other financial intermediaries, in compliance with their procedures.

HOLDERS

     The term "Holders" means (i) in the case of a Regular Class (other than a Retail Class) or a MACR Class, the Fed Participants that appear on the book-entry records of a Federal Reserve Bank as holders of that Class, (ii) in the case of a Retail Class, the Retail Depository or its nominee and (iii) in the case of a Residual Class, the entities or individuals that appear on the records of the Registrar as the registered holders of that Class. The beneficial owner of a Security is not necessarily the Holder.

STRUCTURE OF TRANSACTION

     General

     This Series will be a "Double-Tier Series." The Regular Classes of REMIC Certificates and the R Class will represent beneficial ownership interests in the Upper-Tier REMIC Pool. The Upper-Tier REMIC Pool will consist of (i) the classes of "regular interests" in the Lower-Tier REMIC Pool (the "Mortgage Securities") and (ii) a non-interest bearing cash deposit of $2,999.97 (the "Retail Rounding Account") to be applied as described in this Supplement. The RS Class will represent the residual interest in the Lower-Tier REMIC Pool.

     The Lower-Tier REMIC Pool will consist of the Assets. The Underwriter intends to acquire the Assets in privately negotiated transactions before delivering them to Freddie Mac on the Closing Date. On the Closing Date, Freddie Mac expects to acquire the Assets from the Underwriter in exchange for the REMIC Certificates.

     The Assets

     The Assets are PCs, which may include Gold Mortgage Participation Certificates ("Gold PCs") and/or Gold Giant Mortgage Participation Certificates ("Gold Giant PCs"). Gold PCs represent undivided interests in discrete pools consisting of specified Mortgages. Gold Giant PCs represent beneficial ownership interests in discrete pools consisting of specified Gold PCs (or, in some cases, other Gold Giant PCs).

THE MORTGAGES

     The Mortgages are fixed-rate, first lien, residential mortgages and mortgage participations. For purposes of this Supplement, Freddie Mac has made certain assumptions regarding the remaining terms to maturity, loan ages and interest rates of the Mortgages. See "Terms Sheet -- Assumed Mortgage Characteristics" in this Supplement. However, the characteristics of most of the Mortgages differ from those assumed, in some cases significantly. This is the case even if the weighted average characteristics of the Mortgages are the same as those of mortgages having the characteristics assumed. Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes. See "Prepayment and Yield Analysis" in this Supplement.

                                    PAYMENTS

PAYMENT DATES; RECORD DATES

     Freddie Mac will make payments of principal and interest on the Securities to Holders entitled to such payments on the 15th of each month or, if the 15th is not a "Business Day," on the next Business Day (a "Payment Date"), beginning in the month following the Closing Date.

     On each Payment Date, any payment on a Security will be made to the Holder of record as of the end of the preceding calendar month (each, a "Record Date"). On each Payment Date, the Retail Depository will remit payments on each Retail Class to those Retail Depository Participants that held Retail Class Units of record as of the related Record Date.

METHOD OF PAYMENT

     Non-Retail Classes

     A Federal Reserve Bank will credit payments on the Regular Classes (other than the Retail Classes) and the MACR Classes to the accounts of Holders of these Classes monthly on each Payment Date.

     The Registrar will mail payments on the Residual Classes by check to the addresses of the Holders of these Classes as they appear on the Registrar's records, not later than the applicable Payment Date. A Holder of a Residual Class will be required to present the Holder's certificate to the Registrar for payment under the circumstances described under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

     A Holder that is not also the beneficial owner of a Security, and each other financial intermediary in the chain to the beneficial owner, will be responsible for remitting payments to their customers.

     Retail Classes

     The Registrar will act as Freddie Mac's paying agent for the Retail Classes. The Registrar will make payments on the Retail Classes to the Retail Depository in immediately available funds. The Retail Depository will be responsible for crediting payments to the accounts of the appropriate Retail Depository Participants in accordance with the Retail Depository's normal procedures. Each Retail Depository Participant, and each other financial intermediary in the chain to the beneficial owner, will be responsible for remitting payments to their customers. Thus, investors in a Retail Class may experience some delay in the receipt of payments.

INTEREST

     Freddie Mac will pay interest on each Payment Date to the Holders of each Class of Securities on which interest has accrued, except in the case of the Accrual Classes, which will receive payments as described under "Accrual Classes" below.

     Categories of Classes

     For purposes of interest payments, the Classes of REMIC Certificates will be categorized as shown under "Interest Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Interest Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page and Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Accrual Period

     The Accrual Period for the interest-bearing Classes will be the calendar month preceding the related Payment Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payable on any Class on any Payment Date will consist of 30 days' interest on its balance as of the related Record Date.

     Fixed Rate Classes

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement or on Appendix 1 to this Supplement.

     Principal Only Classes

     The K and T Classes will be Principal Only Classes and will not bear interest.

     Accrual Classes

     The CZ, TZ, Z and ZB Classes will be Accrual Classes. No payments of interest will be made on the Accrual Classes; rather, interest accrued on each Accrual Class during each Accrual Period will be added to its principal amount on the related Payment Date. Payments of principal on each Accrual Class (including accrued interest that has been added to its principal amount) will be made as described under "Terms Sheet -- Allocation of Principal" in this Supplement.

     Notional Classes

     The Notional Classes will not receive principal payments. For convenience in describing interest payments, the Notional Classes will have notional principal amounts. The table under "Terms Sheet -- Notional Classes" in this Supplement shows the original notional principal amounts of the Notional Classes and the Class or Classes with which each Notional Class will reduce proportionately.

     Floating Rate and Inverse Floating Rate Classes

     The Floating Rate and Inverse Floating Rate Classes will bear interest as shown under "Terms Sheet -- Class Coupons" in this Supplement. The Class Coupons for the Floating Rate and Inverse Floating Rate Classes will be based on the arithmetic mean of the London interbank offered quotations for one-month Eurodollar deposits ("LIBOR").

     For information regarding the manner in which Freddie Mac determines LIBOR and calculates the Class Coupons for the Floating Rate and Inverse Floating Rate Classes, see "Description of Securities -- Interest Rate Indices" in the Offering Circular.

     Freddie Mac's determination of LIBOR and its calculation of the Class Coupons will be final, except in the case of clear error. Investors can get LIBOR levels and the Class Coupons for the current and preceding Accrual Periods from Freddie Mac's Internet Web-Site or by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

PRINCIPAL

     Freddie Mac will pay principal on each applicable Payment Date to the Holders of the Classes on which principal is then due. The Holders of each such Class will receive principal payments on a pro rata basis among the Securities of that Class, subject to special allocation procedures for investors in any Retail Class.

     Categories of Classes

     For purposes of principal payments, the Classes of REMIC Certificates will be categorized as shown under "Principal or Other Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Principal or Other Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page or Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Amount of Payments

     The total amount of principal payments that will be made on the Securities on each Payment Date will equal the sum of:

        - The amount of interest, if any, accrued on the CZ, TZ, Z and ZB Classes during the related Accrual Period and not payable as interest on that Payment Date (the "CZ Accrual Amount," the "TZ Accrual Amount" and so forth).

        - The amount of principal payments required to be made on that Payment Date on the Group 1 through Group 4 Assets (the "Group 1 Asset Principal Amount," the "Group 2 Asset Principal Amount" and so forth).

     Allocation of Payments

     On each Payment Date, Freddie Mac will pay the Accrual Amounts and the Asset Principal Amounts as described under "Terms Sheet -- Allocation of Principal" in this Supplement. Principal that is allocable to the Classes receiving payments from any Asset Group will be allocated only to those Classes and will not be available for Classes receiving payments from the other Asset Groups.

     Targeted Balances Schedules

     The schedules of "Aggregate Targeted Balances" are shown below.

                               TARGETED BALANCES*

                                    Group 1

                                  PAC CLASSES

    PAYMENT DATE
    ------------
                            PAC
                        (AGGREGATE)
April 15, 2001
  and before........  $311,962,900.00
May 15, 2001........   309,292,860.10
June 15, 2001.......   306,555,244.74
July 15, 2001.......   303,751,269.74
August 15, 2001.....   300,961,519.63
September 15,
  2001..............   298,185,921.17
October 15, 2001....   295,424,401.50
November 15, 2001...   292,676,888.13
December 15, 2001...   289,943,308.95
January 15, 2002....   287,223,592.21
February 15, 2002...   284,517,666.53
March 15, 2002......   281,825,460.91
April 15, 2002......   279,146,904.70
May 15, 2002........   276,481,927.63
June 15, 2002.......   273,830,459.77
July 15, 2002.......   271,192,431.56
August 15, 2002.....   268,567,773.81
September 15,
  2002..............   265,956,417.67
October 15, 2002....   263,358,294.65
November 15, 2002...   260,773,336.61
December 15, 2002...   258,201,475.75
January 15, 2003....   255,642,644.65
February 15, 2003...   253,096,776.20
March 15, 2003......   250,563,803.65
April 15, 2003......   248,043,660.61
May 15, 2003........   245,536,281.01
June 15, 2003.......   243,041,599.12
July 15, 2003.......   240,559,549.57
August 15, 2003.....   238,090,067.29
September 15,
  2003..............   235,633,087.57
October 15, 2003....   233,188,546.04
November 15, 2003...   230,756,378.64
December 15, 2003...   228,336,521.64
January 15, 2004....   225,928,911.66
February 15, 2004...   223,533,485.63
March 15, 2004......   221,150,180.80
April 15, 2004......   218,778,934.74
May 15, 2004........   216,419,685.37
June 15, 2004.......   214,072,370.91
July 15, 2004.......   211,736,929.87
August 15, 2004.....   209,413,301.13
September 15,
  2004..............   207,101,423.84
October 15, 2004....   204,801,237.49
November 15, 2004...   202,512,681.87
December 15, 2004...   200,235,697.08
January 15, 2005....   197,970,223.53
February 15, 2005...   195,716,201.94
March 15, 2005......   193,473,573.31
April 15, 2005......   191,242,278.99
May 15, 2005........   189,022,260.59
June 15, 2005.......   186,813,460.04
July 15, 2005.......   184,615,819.56
August 15, 2005.....   182,429,281.68
September 15,
  2005..............   180,253,789.21
October 15, 2005....   178,089,285.27

                            PAC
                        (AGGREGATE)
                         CONTINUED
November 15, 2005...  $175,935,713.25
December 15, 2005...   173,793,016.85
January 15, 2006....   171,661,140.05
February 15, 2006...   169,540,027.14
March 15, 2006......   167,429,622.66
April 15, 2006......   165,329,871.46
May 15, 2006........   163,240,718.66
June 15, 2006.......   161,162,109.69
July 15, 2006.......   159,093,990.22
August 15, 2006.....   157,036,306.23
September 15,
  2006..............   154,989,003.96
October 15, 2006....   152,952,029.95
November 15, 2006...   150,925,330.98
December 15, 2006...   148,908,854.13
January 15, 2007....   146,902,546.74
February 15, 2007...   144,906,356.44
March 15, 2007......   142,920,231.10
April 15, 2007......   140,944,118.88
May 15, 2007........   138,977,968.19
June 15, 2007.......   137,021,727.73
July 15, 2007.......   135,075,346.44
August 15, 2007.....   133,138,773.53
September 15,
  2007..............   131,211,958.48
October 15, 2007....   129,294,851.01
November 15, 2007...   127,387,401.11
December 15, 2007...   125,489,559.04
January 15, 2008....   123,601,275.30
February 15, 2008...   121,722,500.65
March 15, 2008......   119,860,817.38
April 15, 2008......   118,025,941.75
May 15, 2008........   116,217,499.11
June 15, 2008.......   114,435,119.98
July 15, 2008.......   112,678,439.98
August 15, 2008.....   110,947,099.71
September 15,
  2008..............   109,240,744.73
October 15, 2008....   107,559,025.47
November 15, 2008...   105,901,597.17
December 15, 2008...   104,268,119.82
January 15, 2009....   102,658,258.07
February 15, 2009...   101,071,681.21
March 15, 2009......    99,508,063.07
April 15, 2009......    97,967,081.98
May 15, 2009........    96,448,420.68
June 15, 2009.......    94,951,766.29
July 15, 2009.......    93,476,810.24
August 15, 2009.....    92,023,248.22
September 15,
  2009..............    90,590,780.09
October 15, 2009....    89,179,109.86
November 15, 2009...    87,787,945.62
December 15, 2009...    86,416,999.48
January 15, 2010....    85,065,987.51
February 15, 2010...    83,734,629.72
March 15, 2010......    82,422,649.94
April 15, 2010......    81,129,775.85
May 15, 2010........    79,855,738.86
June 15, 2010.......    78,600,274.09

                            PAC
                        (AGGREGATE)
                         CONTINUED
July 15, 2010.......  $ 77,363,120.32
August 15, 2010.....    76,144,019.93
September 15,
  2010..............    74,942,718.86
October 15, 2010....    73,758,966.54
November 15, 2010...    72,592,515.89
December 15, 2010...    71,443,123.21
January 15, 2011....    70,310,548.18
February 15, 2011...    69,194,553.81
March 15, 2011......    68,094,906.35
April 15, 2011......    67,011,375.32
May 15, 2011........    65,943,733.40
June 15, 2011.......    64,891,756.41
July 15, 2011.......    63,855,223.27
August 15, 2011.....    62,833,915.98
September 15,
  2011..............    61,827,619.52
October 15, 2011....    60,836,121.86
November 15, 2011...    59,859,213.91
December 15, 2011...    58,896,689.46
January 15, 2012....    57,948,345.15
February 15, 2012...    57,013,980.44
March 15, 2012......    56,093,397.58
April 15, 2012......    55,186,401.52
May 15, 2012........    54,292,799.96
June 15, 2012.......    53,412,403.22
July 15, 2012.......    52,545,024.26
August 15, 2012.....    51,690,478.64
September 15,
  2012..............    50,848,584.47
October 15, 2012....    50,019,162.38
November 15, 2012...    49,202,035.48
December 15, 2012...    48,397,029.34
January 15, 2013....    47,603,971.95
February 15, 2013...    46,822,693.67
March 15, 2013......    46,053,027.23
April 15, 2013......    45,294,807.67
May 15, 2013........    44,547,872.32
June 15, 2013.......    43,812,060.78
July 15, 2013.......    43,087,214.85
August 15, 2013.....    42,373,178.55
September 15,
  2013..............    41,669,798.06
October 15, 2013....    40,976,921.68
November 15, 2013...    40,294,399.84
December 15, 2013...    39,622,085.04
January 15, 2014....    38,959,831.82
February 15, 2014...    38,307,496.74
March 15, 2014......    37,664,938.38
April 15, 2014......    37,032,017.27
May 15, 2014........    36,408,595.85
June 15, 2014.......    35,794,538.53
July 15, 2014.......    35,189,711.56
August 15, 2014.....    34,593,983.08
September 15,
  2014..............    34,007,223.04
October 15, 2014....    33,429,303.22
November 15, 2014...    32,860,097.18
December 15, 2014...    32,299,480.23
January 15, 2015....    31,747,329.43
February 15, 2015...    31,203,523.55

---------------
* The Aggregate Targeted Balances shown were calculated using, among other things, the "structuring ranges" shown under "Terms Sheet -- Allocation of Principal" in this Supplement. See "Prepayment and Yield Analysis" in this Supplement.

    PAYMENT DATE
    ------------
                            PAC
                        (AGGREGATE)
                         CONTINUED
March 15, 2015......  $ 30,667,943.04
April 15, 2015......    30,140,470.04
May 15, 2015........    29,620,988.29
June 15, 2015.......    29,109,383.20
July 15, 2015.......    28,605,541.74
August 15, 2015.....    28,109,352.48
September 15,
  2015..............    27,620,705.53
October 15, 2015....    27,139,492.54
November 15, 2015...    26,665,606.67
December 15, 2015...    26,198,942.58
January 15, 2016....    25,739,396.39
February 15, 2016...    25,286,865.68
March 15, 2016......    24,841,249.44
April 15, 2016......    24,402,448.11
May 15, 2016........    23,970,363.48
June 15, 2016.......    23,544,898.73
July 15, 2016.......    23,125,958.41
August 15, 2016.....    22,713,448.38
September 15,
  2016..............    22,307,275.83
October 15, 2016....    21,907,349.25
November 15, 2016...    21,513,578.39
December 15, 2016...    21,125,874.30
January 15, 2017....    20,744,149.24
February 15, 2017...    20,368,316.73
March 15, 2017......    19,998,291.47
April 15, 2017......    19,633,989.37
May 15, 2017........    19,275,327.54
June 15, 2017.......    18,922,224.21
July 15, 2017.......    18,574,598.78
August 15, 2017.....    18,232,371.79
September 15,
  2017..............    17,895,464.88
October 15, 2017....    17,563,800.79
November 15, 2017...    17,237,303.35
December 15, 2017...    16,915,897.46
January 15, 2018....    16,599,509.07
February 15, 2018...    16,288,065.16
March 15, 2018......    15,981,493.77
April 15, 2018......    15,679,723.91
May 15, 2018........    15,382,685.62
June 15, 2018.......    15,090,309.90
July 15, 2018.......    14,802,528.75
August 15, 2018.....    14,519,275.10
September 15,
  2018..............    14,240,482.82
October 15, 2018....    13,966,086.75
November 15, 2018...    13,696,022.60
December 15, 2018...    13,430,227.02
January 15, 2019....    13,168,637.53
February 15, 2019...    12,911,192.54
March 15, 2019......    12,657,831.34
April 15, 2019......    12,408,494.06
May 15, 2019........    12,163,121.68
June 15, 2019.......    11,921,656.01
July 15, 2019.......    11,684,039.68
August 15, 2019.....    11,450,216.13

                            PAC
                        (AGGREGATE)
                         CONTINUED
September 15,
  2019..............  $ 11,220,129.62
October 15, 2019....    10,993,725.16
November 15, 2019...    10,770,948.57
December 15, 2019...    10,551,746.42
January 15, 2020....    10,336,066.03
February 15, 2020...    10,123,855.49
March 15, 2020......     9,915,063.59
April 15, 2020......     9,709,639.87
May 15, 2020........     9,507,534.57
June 15, 2020.......     9,308,698.66
July 15, 2020.......     9,113,083.76
August 15, 2020.....     8,920,642.22
September 15,
  2020..............     8,731,327.05
October 15, 2020....     8,545,091.90
November 15, 2020...     8,361,891.13
December 15, 2020...     8,181,679.70
January 15, 2021....     8,004,413.23
February 15, 2021...     7,830,047.97
March 15, 2021......     7,658,540.79
April 15, 2021......     7,489,849.17
May 15, 2021........     7,323,931.19
June 15, 2021.......     7,160,745.55
July 15, 2021.......     7,000,251.50
August 15, 2021.....     6,842,408.91
September 15,
  2021..............     6,687,178.18
October 15, 2021....     6,534,520.30
November 15, 2021...     6,384,396.82
December 15, 2021...     6,236,769.81
January 15, 2022....     6,091,601.92
February 15, 2022...     5,948,856.29
March 15, 2022......     5,808,496.62
April 15, 2022......     5,670,487.11
May 15, 2022........     5,534,792.48
June 15, 2022.......     5,401,377.94
July 15, 2022.......     5,270,209.21
August 15, 2022.....     5,141,252.50
September 15,
  2022..............     5,014,474.49
October 15, 2022....     4,889,842.35
November 15, 2022...     4,767,323.72
December 15, 2022...     4,646,886.70
January 15, 2023....     4,528,499.83
February 15, 2023...     4,412,132.12
March 15, 2023......     4,297,753.03
April 15, 2023......     4,185,332.44
May 15, 2023........     4,074,840.67
June 15, 2023.......     3,966,248.47
July 15, 2023.......     3,859,526.99
August 15, 2023.....     3,754,647.82
September 15,
  2023..............     3,651,582.94
October 15, 2023....     3,550,304.75
November 15, 2023...     3,450,786.02
December 15, 2023...     3,352,999.94
January 15, 2024....     3,256,920.08
February 15, 2024...     3,162,520.36

                            PAC
                        (AGGREGATE)
                         CONTINUED
March 15, 2024......  $  3,069,775.12
April 15, 2024......     2,978,659.04
May 15, 2024........     2,889,147.17
June 15, 2024.......     2,801,214.93
July 15, 2024.......     2,714,838.09
August 15, 2024.....     2,629,992.77
September 15,
  2024..............     2,546,655.41
October 15, 2024....     2,464,802.84
November 15, 2024...     2,384,412.18
December 15, 2024...     2,305,460.91
January 15, 2025....     2,227,926.82
February 15, 2025...     2,151,788.01
March 15, 2025......     2,077,022.94
April 15, 2025......     2,003,610.33
May 15, 2025........     1,931,529.24
June 15, 2025.......     1,860,759.03
July 15, 2025.......     1,791,279.35
August 15, 2025.....     1,723,070.16
September 15,
  2025..............     1,656,111.69
October 15, 2025....     1,590,384.48
November 15, 2025...     1,525,869.33
December 15, 2025...     1,462,547.34
January 15, 2026....     1,400,399.86
February 15, 2026...     1,339,408.55
March 15, 2026......     1,279,555.30
April 15, 2026......     1,220,822.28
May 15, 2026........     1,163,191.91
June 15, 2026.......     1,106,646.89
July 15, 2026.......     1,051,170.15
August 15, 2026.....       996,744.87
September 15,
  2026..............       943,354.49
October 15, 2026....       890,982.68
November 15, 2026...       839,613.35
December 15, 2026...       789,230.65
January 15, 2027....       739,818.96
February 15, 2027...       691,362.88
March 15, 2027......       643,847.26
April 15, 2027......       597,257.14
May 15, 2027........       551,577.81
June 15, 2027.......       506,794.75
July 15, 2027.......       462,893.68
August 15, 2027.....       419,860.49
September 15,
  2027..............       377,681.33
October 15, 2027....       336,342.51
November 15, 2027...       295,830.55
December 15, 2027...       256,132.20
January 15, 2028....       217,234.36
February 15, 2028...       179,124.16
March 15, 2028......       141,788.89
April 15, 2028......       105,216.05
May 15, 2028........        69,393.32
June 15, 2028.......        34,308.55
July 15, 2028
  and after.........             0.00

                               SCHEDULED CLASSES

    PAYMENT DATE
    ------------
                         SCHEDULED
                        (AGGREGATE)
April 15, 1999......  $116,861,131.36
May 15, 1999........   115,944,490.27
June 15, 1999.......   114,908,283.86

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
July 15, 1999.......  $113,752,905.99
August 15, 1999.....   112,478,837.24
September 15,
  1999..............   111,086,644.72

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
October 15, 1999....  $109,576,981.82
November 15, 1999...   107,950,587.89
December 15, 1999...   106,208,287.73

    PAYMENT DATE
    ------------
                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
January 15, 2000....  $104,350,991.04
February 15, 2000...   102,379,691.73
March 15, 2000......   100,295,467.19
April 15, 2000......    98,099,477.34
May 15, 2000........    95,792,963.69
June 15, 2000.......    93,377,248.26
July 15, 2000.......    90,853,732.36
August 15, 2000.....    88,223,895.34
September 15,
  2000..............    85,489,293.17
October 15, 2000....    82,651,557.00
November 15, 2000...    79,712,391.57
December 15, 2000...    76,673,573.52
January 15, 2001....    73,536,949.69
February 15, 2001...    70,304,435.21
March 15, 2001......    66,978,011.63
April 15, 2001......    63,559,724.87
May 15, 2001........    62,721,723.03
June 15, 2001.......    61,863,710.01
July 15, 2001.......    60,986,696.20
August 15, 2001.....    60,123,300.28
September 15,
  2001..............    59,273,389.67
October 15, 2001....    58,436,832.91
November 15, 2001...    57,613,499.69
December 15, 2001...    56,803,260.78
January 15, 2002....    56,005,988.10
February 15, 2002...    55,221,554.65
March 15, 2002......    54,449,834.52
April 15, 2002......    53,690,702.90
May 15, 2002........    52,944,036.02
June 15, 2002.......    52,209,711.21
July 15, 2002.......    51,487,606.85
August 15, 2002.....    50,777,602.35
September 15,
  2002..............    50,079,578.17
October 15, 2002....    49,393,415.80
November 15, 2002...    48,718,997.77
December 15, 2002...    48,056,207.59
January 15, 2003....    47,404,929.81
February 15, 2003...    46,765,049.95
March 15, 2003......    46,136,454.55
April 15, 2003......    45,519,031.10
May 15, 2003........    44,912,668.09
June 15, 2003.......    44,317,254.97
July 15, 2003.......    43,732,682.13
August 15, 2003.....    43,158,840.93
September 15,
  2003..............    42,595,623.67
October 15, 2003....    42,042,923.58
November 15, 2003...    41,500,634.82
December 15, 2003...    40,968,652.48
January 15, 2004....    40,446,872.54
February 15, 2004...    39,935,191.91
March 15, 2004......    39,433,508.37
April 15, 2004......    38,941,720.62
May 15, 2004........    38,459,728.22
June 15, 2004.......    37,987,431.62
July 15, 2004.......    37,524,732.13
August 15, 2004.....    37,071,531.94
September 15,
  2004..............    36,627,734.06
October 15, 2004....    36,193,242.38
November 15, 2004...    35,767,961.62
December 15, 2004...    35,351,797.33
January 15, 2005....    34,944,655.90
February 15, 2005...    34,546,444.52
March 15, 2005......    34,157,071.20
April 15, 2005......    33,776,444.78
May 15, 2005........    33,404,474.87
June 15, 2005.......    33,041,071.89
July 15, 2005.......    32,686,147.04

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
August 15, 2005.....  $ 32,339,612.31
September 15,
  2005..............    32,001,380.46
October 15, 2005....    31,671,365.01
November 15, 2005...    31,349,480.27
December 15, 2005...    31,035,641.26
January 15, 2006....    30,729,763.80
February 15, 2006...    30,431,764.41
March 15, 2006......    30,141,560.37
April 15, 2006......    29,859,069.70
May 15, 2006........    29,584,211.12
June 15, 2006.......    29,316,904.09
July 15, 2006.......    29,057,068.77
August 15, 2006.....    28,804,626.04
September 15,
  2006..............    28,559,497.47
October 15, 2006....    28,321,605.34
November 15, 2006...    28,090,872.60
December 15, 2006...    27,867,222.90
January 15, 2007....    27,650,580.57
February 15, 2007...    27,440,870.60
March 15, 2007......    27,238,018.67
April 15, 2007......    27,041,951.10
May 15, 2007........    26,852,594.87
June 15, 2007.......    26,669,877.64
July 15, 2007.......    26,493,727.67
August 15, 2007.....    26,324,073.90
September 15,
  2007..............    26,160,845.88
October 15, 2007....    26,003,973.80
November 15, 2007...    25,853,388.49
December 15, 2007...    25,709,021.37
January 15, 2008....    25,570,804.50
February 15, 2008...    25,438,670.53
March 15, 2008......    25,304,921.45
April 15, 2008......    25,162,005.02
May 15, 2008........    25,013,887.35
June 15, 2008.......    24,860,718.59
July 15, 2008.......    24,702,646.06
August 15, 2008.....    24,539,814.27
September 15,
  2008..............    24,372,364.97
October 15, 2008....    24,200,437.19
November 15, 2008...    24,024,167.32
December 15, 2008...    23,843,689.08
January 15, 2009....    23,659,133.65
February 15, 2009...    23,470,629.64
March 15, 2009......    23,278,303.18
April 15, 2009......    23,082,277.94
May 15, 2009........    22,882,675.17
June 15, 2009.......    22,679,613.77
July 15, 2009.......    22,473,210.26
August 15, 2009.....    22,263,578.89
September 15,
  2009..............    22,050,831.66
October 15, 2009....    21,835,078.34
November 15, 2009...    21,616,426.50
December 15, 2009...    21,394,981.58
January 15, 2010....    21,170,846.92
February 15, 2010...    20,944,123.75
March 15, 2010......    20,714,911.29
April 15, 2010......    20,483,306.73
May 15, 2010........    20,249,405.31
June 15, 2010.......    20,013,300.32
July 15, 2010.......    19,775,083.13
August 15, 2010.....    19,534,843.25
September 15,
  2010..............    19,292,668.35
October 15, 2010....    19,048,644.27
November 15, 2010...    18,802,855.10
December 15, 2010...    18,555,383.14
January 15, 2011....    18,306,308.99
February 15, 2011...    18,055,711.57

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
March 15, 2011......  $ 17,803,668.12
April 15, 2011......    17,550,254.24
May 15, 2011........    17,295,543.95
June 15, 2011.......    17,039,609.65
July 15, 2011.......    16,782,522.24
August 15, 2011.....    16,524,351.06
September 15,
  2011..............    16,265,163.95
October 15, 2011....    16,005,027.29
November 15, 2011...    15,744,006.02
December 15, 2011...    15,482,163.63
January 15, 2012....    15,219,562.25
February 15, 2012...    14,956,262.60
March 15, 2012......    14,692,324.08
April 15, 2012......    14,427,804.74
May 15, 2012........    14,162,761.34
June 15, 2012.......    13,897,249.37
July 15, 2012.......    13,631,323.04
August 15, 2012.....    13,365,035.34
September 15,
  2012..............    13,098,438.04
October 15, 2012....    12,831,581.73
November 15, 2012...    12,564,515.81
December 15, 2012...    12,297,288.54
January 15, 2013....    12,029,947.05
February 15, 2013...    11,762,537.36
March 15, 2013......    11,495,104.41
April 15, 2013......    11,227,692.04
May 15, 2013........    10,960,343.06
June 15, 2013.......    10,693,099.26
July 15, 2013.......    10,426,001.38
August 15, 2013.....    10,159,089.19
September 15,
  2013..............     9,892,401.48
October 15, 2013....     9,625,976.08
November 15, 2013...     9,359,849.86
December 15, 2013...     9,094,058.78
January 15, 2014....     8,828,637.89
February 15, 2014...     8,563,621.34
March 15, 2014......     8,299,042.42
April 15, 2014......     8,034,933.53
May 15, 2014........     7,771,326.26
June 15, 2014.......     7,508,251.35
July 15, 2014.......     7,245,738.72
August 15, 2014.....     6,983,817.52
September 15,
  2014..............     6,722,516.08
October 15, 2014....     6,461,861.99
November 15, 2014...     6,201,882.08
December 15, 2014...     5,942,602.41
January 15, 2015....     5,684,048.36
February 15, 2015...     5,426,244.56
March 15, 2015......     5,169,214.95
April 15, 2015......     4,912,982.78
May 15, 2015........     4,657,570.64
June 15, 2015.......     4,403,000.45
July 15, 2015.......     4,149,293.48
August 15, 2015.....     3,896,470.35
September 15,
  2015..............     3,644,551.09
October 15, 2015....     3,393,555.08
November 15, 2015...     3,143,501.13
December 15, 2015...     2,894,407.43
January 15, 2016....     2,646,291.63
February 15, 2016...     2,399,170.78
March 15, 2016......     2,153,061.39
April 15, 2016......     1,907,979.42
May 15, 2016........     1,663,940.30
June 15, 2016.......     1,420,958.94
July 15, 2016.......     1,179,049.72
August 15, 2016.....       938,226.54
September 15,
  2016..............       698,502.78

    PAYMENT DATE
    ------------
                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
October 15, 2016....  $    459,891.37
November 15, 2016...       222,404.73

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
December 15, 2016
  and after.........  $          0.00

                                    Group 3

                                  PAC CLASSES

    PAYMENT DATE
    ------------
                            PAC
                        (AGGREGATE)
April 15, 2001
  and before........  $623,135,500.00
May 15, 2001........   617,844,927.52
June 15, 2001.......   612,418,486.93
July 15, 2001.......   606,858,585.41
August 15, 2001.....   601,326,649.32
September 15,
  2001..............   595,822,534.40
October 15, 2001....   590,346,097.12
November 15, 2001...   584,897,194.68
December 15, 2001...   579,475,685.04
January 15, 2002....   574,081,426.87
February 15, 2002...   568,714,279.57
March 15, 2002......   563,374,103.26
April 15, 2002......   558,060,758.80
May 15, 2002........   552,774,107.74
June 15, 2002.......   547,514,012.35
July 15, 2002.......   542,280,335.60
August 15, 2002.....   537,072,941.20
September 15,
  2002..............   531,891,693.51
October 15, 2002....   526,736,457.62
November 15, 2002...   521,607,099.31
December 15, 2002...   516,503,485.04
January 15, 2003....   511,425,481.96
February 15, 2003...   506,372,957.90
March 15, 2003......   501,345,781.39
April 15, 2003......   496,343,821.60
May 15, 2003........   491,366,948.41
June 15, 2003.......   486,415,032.34
July 15, 2003.......   481,487,944.59
August 15, 2003.....   476,585,557.02
September 15,
  2003..............   471,707,742.14
October 15, 2003....   466,854,373.14
November 15, 2003...   462,025,323.83
December 15, 2003...   457,220,468.69
January 15, 2004....   452,439,682.83
February 15, 2004...   447,682,842.02
March 15, 2004......   442,949,822.66
April 15, 2004......   438,240,501.78
May 15, 2004........   433,554,757.04
June 15, 2004.......   428,892,466.75
July 15, 2004.......   424,253,509.83
August 15, 2004.....   419,637,765.81
September 15,
  2004..............   415,045,114.87
October 15, 2004....   410,475,437.78
November 15, 2004...   405,928,615.93
December 15, 2004...   401,404,531.32
January 15, 2005....   396,903,066.56
February 15, 2005...   392,424,104.87
March 15, 2005......   387,967,530.05
April 15, 2005......   383,533,226.52
May 15, 2005........   379,121,079.27
June 15, 2005.......   374,730,973.90
July 15, 2005.......   370,362,796.59
August 15, 2005.....   366,016,434.12

                            PAC
                        (AGGREGATE)
                         CONTINUED
September 15,
  2005..............  $361,691,773.83
October 15, 2005....   357,388,703.64
November 15, 2005...   353,107,112.06
December 15, 2005...   348,846,888.18
January 15, 2006....   344,607,921.63
February 15, 2006...   340,390,102.64
March 15, 2006......   336,193,321.98
April 15, 2006......   332,017,470.99
May 15, 2006........   327,862,441.58
June 15, 2006.......   323,728,126.19
July 15, 2006.......   319,614,417.83
August 15, 2006.....   315,521,210.07
September 15,
  2006..............   311,448,397.00
October 15, 2006....   307,395,873.28
November 15, 2006...   303,363,534.10
December 15, 2006...   299,351,275.17
January 15, 2007....   295,358,992.78
February 15, 2007...   291,386,583.72
March 15, 2007......   287,433,945.32
April 15, 2007......   283,500,975.43
May 15, 2007........   279,587,572.43
June 15, 2007.......   275,693,635.23
July 15, 2007.......   271,819,063.26
August 15, 2007.....   267,963,756.45
September 15,
  2007..............   264,127,615.25
October 15, 2007....   260,310,540.64
November 15, 2007...   256,512,434.08
December 15, 2007...   252,733,197.57
January 15, 2008....   248,972,733.58
February 15, 2008...   245,230,945.11
March 15, 2008......   241,507,735.63
April 15, 2008......   237,829,722.47
May 15, 2008........   234,204,437.78
June 15, 2008.......   230,631,147.37
July 15, 2008.......   227,109,127.11
August 15, 2008.....   223,637,662.79
September 15,
  2008..............   220,216,050.02
October 15, 2008....   216,843,594.04
November 15, 2008...   213,519,609.64
December 15, 2008...   210,243,421.01
January 15, 2009....   207,014,361.61
February 15, 2009...   203,831,774.05
March 15, 2009......   200,695,009.96
April 15, 2009......   197,603,429.86
May 15, 2009........   194,556,403.06
June 15, 2009.......   191,553,307.54
July 15, 2009.......   188,593,529.80
August 15, 2009.....   185,676,464.77
September 15,
  2009..............   182,801,515.70
October 15, 2009....   179,968,094.03
November 15, 2009...   177,175,619.29
December 15, 2009...   174,423,518.97
January 15, 2010....   171,711,228.46
February 15, 2010...   169,038,190.88

                            PAC
                        (AGGREGATE)
                         CONTINUED
March 15, 2010......  $166,403,857.02
April 15, 2010......   163,807,685.21
May 15, 2010........   161,249,141.23
June 15, 2010.......   158,727,698.22
July 15, 2010.......   156,242,836.54
August 15, 2010.....   153,794,043.72
September 15,
  2010..............   151,380,814.33
October 15, 2010....   149,002,649.90
November 15, 2010...   146,659,058.81
December 15, 2010...   144,349,556.21
January 15, 2011....   142,073,663.93
February 15, 2011...   139,830,910.37
March 15, 2011......   137,620,830.43
April 15, 2011......   135,442,965.41
May 15, 2011........   133,296,862.94
June 15, 2011.......   131,182,076.87
July 15, 2011.......   129,098,167.20
August 15, 2011.....   127,044,699.99
September 15,
  2011..............   125,021,247.27
October 15, 2011....   123,027,386.99
November 15, 2011...   121,062,702.90
December 15, 2011...   119,126,784.49
January 15, 2012....   117,219,226.93
February 15, 2012...   115,339,630.95
March 15, 2012......   113,487,602.79
April 15, 2012......   111,662,754.12
May 15, 2012........   109,864,701.99
June 15, 2012.......   108,093,068.71
July 15, 2012.......   106,347,481.81
August 15, 2012.....   104,627,573.96
September 15,
  2012..............   102,932,982.91
October 15, 2012....   101,263,351.40
November 15, 2012...    99,618,327.10
December 15, 2012...    97,997,562.57
January 15, 2013....    96,400,715.14
February 15, 2013...    94,827,446.89
March 15, 2013......    93,277,424.58
April 15, 2013......    91,750,319.56
May 15, 2013........    90,245,807.72
June 15, 2013.......    88,763,569.44
July 15, 2013.......    87,303,289.52
August 15, 2013.....    85,864,657.11
September 15,
  2013..............    84,447,365.68
October 15, 2013....    83,051,112.93
November 15, 2013...    81,675,600.72
December 15, 2013...    80,320,535.07
January 15, 2014....    78,985,626.06
February 15, 2014...    77,670,587.78
March 15, 2014......    76,375,138.27
April 15, 2014......    75,098,999.49
May 15, 2014........    73,841,897.25
June 15, 2014.......    72,603,561.15
July 15, 2014.......    71,383,724.55
August 15, 2014.....    70,182,124.48

    PAYMENT DATE
    ------------
                            PAC
                        (AGGREGATE)
                         CONTINUED
September 15,
2014................  $ 68,998,501.65
October 15, 2014....    67,832,600.34
November 15, 2014...    66,684,168.39
December 15, 2014...    65,552,957.12
January 15, 2015....    64,438,721.33
February 15, 2015...    63,341,219.18
March 15, 2015......    62,260,212.23
April 15, 2015......    61,195,465.33
May 15, 2015........    60,146,746.58
June 15, 2015.......    59,113,827.32
July 15, 2015.......    58,096,482.07
August 15, 2015.....    57,094,488.47
September 15,
  2015..............    56,107,627.24
October 15, 2015....    55,135,682.18
November 15, 2015...    54,178,440.06
December 15, 2015...    53,235,690.63
January 15, 2016....    52,307,226.57
February 15, 2016...    51,392,843.44
March 15, 2016......    50,492,339.64
April 15, 2016......    49,605,516.37
May 15, 2016........    48,732,177.60
June 15, 2016.......    47,872,130.05
July 15, 2016.......    47,025,183.09
August 15, 2016.....    46,191,148.79
September 15,
  2016..............    45,369,841.80
October 15, 2016....    44,561,079.38
November 15, 2016...    43,764,681.32
December 15, 2016...    42,980,469.92
January 15, 2017....    42,208,269.97
February 15, 2017...    41,447,908.70
March 15, 2017......    40,699,215.75
April 15, 2017......    39,962,023.12
May 15, 2017........    39,236,165.18
June 15, 2017.......    38,521,478.60
July 15, 2017.......    37,817,802.32
August 15, 2017.....    37,124,977.55
September 15,
  2017..............    36,442,847.71
October 15, 2017....    35,771,258.39
November 15, 2017...    35,110,057.36
December 15, 2017...    34,459,094.52
January 15, 2018....    33,818,221.84
February 15, 2018...    33,187,293.40
March 15, 2018......    32,566,165.28
April 15, 2018......    31,954,695.61
May 15, 2018........    31,352,744.48
June 15, 2018.......    30,760,173.94
July 15, 2018.......    30,176,847.99
August 15, 2018.....    29,602,632.53
September 15,
  2018..............    29,037,395.31
October 15, 2018....    28,481,005.98
November 15, 2018...    27,933,335.97
December 15, 2018...    27,394,258.55
January 15, 2019....    26,863,648.74
February 15, 2019...    26,341,383.34
March 15, 2019......    25,827,340.85
April 15, 2019......    25,321,401.49

                            PAC
                        (AGGREGATE)
                         CONTINUED
May 15, 2019........  $ 24,823,447.16
June 15, 2019.......    24,333,361.42
July 15, 2019.......    23,851,029.47
August 15, 2019.....    23,376,338.11
September 15,
  2019..............    22,909,175.73
October 15, 2019....    22,449,432.31
November 15, 2019...    21,996,999.35
December 15, 2019...    21,551,769.91
January 15, 2020....    21,113,638.51
February 15, 2020...    20,682,501.19
March 15, 2020......    20,258,255.44
April 15, 2020......    19,840,800.19
May 15, 2020........    19,430,035.81
June 15, 2020.......    19,025,864.06
July 15, 2020.......    18,628,188.08
August 15, 2020.....    18,236,912.38
September 15,
  2020..............    17,851,942.83
October 15, 2020....    17,473,186.62
November 15, 2020...    17,100,552.23
December 15, 2020...    16,733,949.46
January 15, 2021....    16,373,289.36
February 15, 2021...    16,018,484.26
March 15, 2021......    15,669,447.72
April 15, 2021......    15,326,094.51
May 15, 2021........    14,988,340.61
June 15, 2021.......    14,656,103.20
July 15, 2021.......    14,329,300.62
August 15, 2021.....    14,007,852.37
September 15,
  2021..............    13,691,679.08
October 15, 2021....    13,380,702.52
November 15, 2021...    13,074,845.56
December 15, 2021...    12,774,032.15
January 15, 2022....    12,478,187.35
February 15, 2022...    12,187,237.25
March 15, 2022......    11,901,109.01
April 15, 2022......    11,619,730.80
May 15, 2022........    11,343,031.84
June 15, 2022.......    11,070,942.33
July 15, 2022.......    10,803,393.48
August 15, 2022.....    10,540,317.46
September 15,
  2022..............    10,281,647.41
October 15, 2022....    10,027,317.44
November 15, 2022...     9,777,262.55
December 15, 2022...     9,531,418.72
January 15, 2023....     9,289,722.81
February 15, 2023...     9,052,112.58
March 15, 2023......     8,818,526.68
April 15, 2023......     8,588,904.65
May 15, 2023........     8,363,186.86
June 15, 2023.......     8,141,314.55
July 15, 2023.......     7,923,229.81
August 15, 2023.....     7,708,875.53
September 15,
  2023..............     7,498,195.43
October 15, 2023....     7,291,134.03
November 15, 2023...     7,087,636.66
December 15, 2023...     6,887,649.39

                            PAC
                        (AGGREGATE)
                         CONTINUED
January 15, 2024....  $  6,691,119.10
February 15, 2024...     6,497,993.42
March 15, 2024......     6,308,220.72
April 15, 2024......     6,121,750.12
May 15, 2024........     5,938,531.46
June 15, 2024.......     5,758,515.30
July 15, 2024.......     5,581,652.92
August 15, 2024.....     5,407,896.28
September 15,
  2024..............     5,237,198.05
October 15, 2024....     5,069,511.55
November 15, 2024...     4,904,790.81
December 15, 2024...     4,742,990.48
January 15, 2025....     4,584,065.90
February 15, 2025...     4,427,973.01
March 15, 2025......     4,274,668.42
April 15, 2025......     4,124,109.35
May 15, 2025........     3,976,253.64
June 15, 2025.......     3,831,059.72
July 15, 2025.......     3,688,486.64
August 15, 2025.....     3,548,494.03
September 15,
  2025..............     3,411,042.11
October 15, 2025....     3,276,091.67
November 15, 2025...     3,143,604.06
December 15, 2025...     3,013,541.20
January 15, 2026....     2,885,865.54
February 15, 2026...     2,760,540.09
March 15, 2026......     2,637,528.40
April 15, 2026......     2,516,794.53
May 15, 2026........     2,398,303.08
June 15, 2026.......     2,282,019.13
July 15, 2026.......     2,167,908.31
August 15, 2026.....     2,055,936.71
September 15,
  2026..............     1,946,070.94
October 15, 2026....     1,838,278.07
November 15, 2026...     1,732,525.67
December 15, 2026...     1,628,781.76
January 15, 2027....     1,527,014.85
February 15, 2027...     1,427,193.88
March 15, 2027......     1,329,288.27
April 15, 2027......     1,233,267.86
May 15, 2027........     1,139,102.94
June 15, 2027.......     1,046,764.25
July 15, 2027.......       956,222.92
August 15, 2027.....       867,450.53
September 15,
  2027..............       780,419.06
October 15, 2027....       695,100.92
November 15, 2027...       611,468.89
December 15, 2027...       529,496.18
January 15, 2028....       449,156.37
February 15, 2028...       370,423.44
March 15, 2028......       293,271.74
April 15, 2028......       217,676.02
May 15, 2028........       143,611.36
June 15, 2028.......        71,053.23
July 15, 2028
  and after.........             0.00

                               SCHEDULED CLASSES

    PAYMENT DATE
    ------------
                         SCHEDULED
                        (AGGREGATE)
April 15, 1999......  $233,524,439.59
May 15, 1999........   231,722,600.93

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
June 15, 1999.......  $229,674,872.47
July 15, 1999.......   227,382,025.89

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
August 15, 1999.....  $224,845,016.09
September 15,
  1999..............   222,064,980.87

    PAYMENT DATE
    ------------

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
October 15, 1999....  $219,043,240.52
November 15, 1999...   215,781,297.07
December 15, 1999...   212,280,833.37
January 15, 2000....   208,543,711.92
February 15, 2000...   204,571,973.50
March 15, 2000......   200,367,835.53
April 15, 2000......   195,933,690.23
May 15, 2000........   191,272,102.57
June 15, 2000.......   186,385,808.00
July 15, 2000.......   181,277,709.91
August 15, 2000.....   175,950,876.92
September 15,
  2000..............   170,408,539.97
October 15, 2000....   164,654,089.16
November 15, 2000...   158,691,070.39
December 15, 2000...   152,523,181.82
January 15, 2001....   146,154,270.16
February 15, 2001...   139,588,326.66
March 15, 2001......   132,829,483.05
April 15, 2001......   125,882,007.21
May 15, 2001........   124,040,871.16
June 15, 2001.......   122,155,897.12
July 15, 2001.......   120,229,326.71
August 15, 2001.....   118,332,852.35
September 15,
  2001..............   116,466,177.02
October 15, 2001....   114,629,006.28
November 15, 2001...   112,821,048.26
December 15, 2001...   111,042,013.67
January 15, 2002....   109,291,615.72
February 15, 2002...   107,569,570.17
March 15, 2002......   105,875,595.24
April 15, 2002......   104,209,411.63
May 15, 2002........   102,570,742.51
June 15, 2002.......   100,959,313.45
July 15, 2002.......    99,374,852.46
August 15, 2002.....    97,817,089.92
September 15,
  2002..............    96,285,758.59
October 15, 2002....    94,780,593.57
November 15, 2002...    93,301,332.32
December 15, 2002...    91,847,714.57
January 15, 2003....    90,419,482.38
February 15, 2003...    89,016,380.08
March 15, 2003......    87,638,154.22
April 15, 2003......    86,284,553.64
May 15, 2003........    84,955,329.36
June 15, 2003.......    83,650,234.62
July 15, 2003.......    82,369,024.82
August 15, 2003.....    81,111,457.55
September 15,
  2003..............    79,877,292.52
October 15, 2003....    78,666,291.59
November 15, 2003...    77,478,218.72
December 15, 2003...    76,312,839.97
January 15, 2004....    75,169,923.45
February 15, 2004...    74,049,239.36
March 15, 2004......    72,950,559.92
April 15, 2004......    71,873,659.39
May 15, 2004........    70,818,314.03
June 15, 2004.......    69,784,302.07
July 15, 2004.......    68,771,403.76
August 15, 2004.....    67,779,401.26
September 15,
  2004..............    66,808,078.69
October 15, 2004....    65,857,222.11
November 15, 2004...    64,926,619.47
December 15, 2004...    64,016,060.62
January 15, 2005....    63,125,337.27
February 15, 2005...    62,254,243.03
March 15, 2005......    61,402,573.31
April 15, 2005......    60,570,125.39

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
May 15, 2005........  $ 59,756,698.35
June 15, 2005.......    58,962,093.05
July 15, 2005.......    58,186,112.17
August 15, 2005.....    57,428,560.14
September 15,
  2005..............    56,689,243.15
October 15, 2005....    55,967,969.13
November 15, 2005...    55,264,547.73
December 15, 2005...    54,578,790.33
January 15, 2006....    53,910,509.99
February 15, 2006...    53,259,521.46
March 15, 2006......    52,625,641.15
April 15, 2006......    52,008,687.15
May 15, 2006........    51,408,479.16
June 15, 2006.......    50,824,838.52
July 15, 2006.......    50,257,588.20
August 15, 2006.....    49,706,552.75
September 15,
  2006..............    49,171,558.31
October 15, 2006....    48,652,432.59
November 15, 2006...    48,149,004.88
December 15, 2006...    47,661,106.00
January 15, 2007....    47,188,568.31
February 15, 2007...    46,731,225.69
March 15, 2007......    46,288,913.52
April 15, 2007......    45,861,468.69
May 15, 2007........    45,448,729.57
June 15, 2007.......    45,050,536.00
July 15, 2007.......    44,666,729.27
August 15, 2007.....    44,297,152.12
September 15,
  2007..............    43,941,648.75
October 15, 2007....    43,600,064.73
November 15, 2007...    43,282,486.12
December 15, 2007...    42,996,126.53
January 15, 2008....    42,740,493.43
February 15, 2008...    42,515,100.61
March 15, 2008......    42,319,468.17
April 15, 2008......    42,126,409.04
May 15, 2008........    41,927,827.93
June 15, 2008.......    41,723,902.44
July 15, 2008.......    41,514,806.57
August 15, 2008.....    41,300,710.78
September 15,
  2008..............    41,081,782.04
October 15, 2008....    40,858,183.90
November 15, 2008...    40,630,076.56
December 15, 2008...    40,397,616.89
January 15, 2009....    40,160,958.56
February 15, 2009...    39,920,252.01
March 15, 2009......    39,675,644.56
April 15, 2009......    39,427,280.45
May 15, 2009........    39,175,300.91
June 15, 2009.......    38,919,844.18
July 15, 2009.......    38,661,045.59
August 15, 2009.....    38,399,037.61
September 15,
  2009..............    38,133,949.87
October 15, 2009....    37,865,909.25
November 15, 2009...    37,595,039.92
December 15, 2009...    37,321,463.35
January 15, 2010....    37,045,298.43
February 15, 2010...    36,766,661.43
March 15, 2010......    36,485,666.12
April 15, 2010......    36,202,423.78
May 15, 2010........    35,917,043.23
June 15, 2010.......    35,629,630.92
July 15, 2010.......    35,340,290.92
August 15, 2010.....    35,049,125.02
September 15,
  2010..............    34,756,232.70
October 15, 2010....    34,461,711.25
November 15, 2010...    34,165,655.74

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
December 15, 2010...  $ 33,868,159.11
January 15, 2011....    33,569,312.18
February 15, 2011...    33,269,203.70
March 15, 2011......    32,967,920.38
April 15, 2011......    32,665,546.94
May 15, 2011........    32,362,166.14
June 15, 2011.......    32,057,858.81
July 15, 2011.......    31,752,703.89
August 15, 2011.....    31,446,778.46
September 15,
  2011..............    31,140,157.79
October 15, 2011....    30,832,915.35
November 15, 2011...    30,525,122.86
December 15, 2011...    30,216,850.32
January 15, 2012....    29,908,166.03
February 15, 2012...    29,599,136.65
March 15, 2012......    29,289,827.19
April 15, 2012......    28,980,301.07
May 15, 2012........    28,670,620.16
June 15, 2012.......    28,360,844.75
July 15, 2012.......    28,051,033.65
August 15, 2012.....    27,741,244.19
September 15,
  2012..............    27,431,532.23
October 15, 2012....    27,121,952.21
November 15, 2012...    26,812,557.18
December 15, 2012...    26,503,398.81
January 15, 2013....    26,194,527.41
February 15, 2013...    25,885,991.98
March 15, 2013......    25,577,840.24
April 15, 2013......    25,270,118.61
May 15, 2013........    24,962,872.28
June 15, 2013.......    24,656,145.22
July 15, 2013.......    24,349,980.18
August 15, 2013.....    24,044,418.75
September 15,
  2013..............    23,739,501.38
October 15, 2013....    23,435,267.35
November 15, 2013...    23,131,754.87
December 15, 2013...    22,829,001.04
January 15, 2014....    22,527,041.91
February 15, 2014...    22,225,912.45
March 15, 2014......    21,925,646.65
April 15, 2014......    21,626,277.47
May 15, 2014........    21,327,836.89
June 15, 2014.......    21,030,355.92
July 15, 2014.......    20,733,864.64
August 15, 2014.....    20,438,392.18
September 15,
  2014..............    20,143,966.78
October 15, 2014....    19,850,615.78
November 15, 2014...    19,558,365.64
December 15, 2014...    19,267,241.99
January 15, 2015....    18,977,269.60
February 15, 2015...    18,688,472.42
March 15, 2015......    18,400,873.61
April 15, 2015......    18,114,495.53
May 15, 2015........    17,829,359.78
June 15, 2015.......    17,545,487.18
July 15, 2015.......    17,262,897.84
August 15, 2015.....    16,981,611.12
September 15,
  2015..............    16,701,645.70
October 15, 2015....    16,423,019.53
November 15, 2015...    16,145,749.90
December 15, 2015...    15,869,853.43
January 15, 2016....    15,595,346.09
February 15, 2016...    15,322,243.20
March 15, 2016......    15,050,559.48
April 15, 2016......    14,780,309.00
May 15, 2016........    14,511,505.26
June 15, 2016.......    14,244,161.18

    PAYMENT DATE
    ------------
                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
July 15, 2016.......  $ 13,978,289.08
August 15, 2016.....    13,713,900.73
September 15,
  2016..............    13,451,007.36
October 15, 2016....    13,189,619.66
November 15, 2016...    12,929,747.78
December 15, 2016...    12,671,401.38
January 15, 2017....    12,414,589.59
February 15, 2017...    12,159,321.08
March 15, 2017......    11,905,604.01
April 15, 2017......    11,653,446.09
May 15, 2017........    11,402,854.56
June 15, 2017.......    11,153,836.22
July 15, 2017.......    10,906,397.43
August 15, 2017.....    10,660,544.11
September 15,
  2017..............    10,416,281.77
October 15, 2017....    10,173,615.51
November 15, 2017...     9,932,550.03
December 15, 2017...     9,693,089.64
January 15, 2018....     9,455,238.27
February 15, 2018...     9,218,999.46
March 15, 2018......     8,984,376.42
April 15, 2018......     8,751,371.97
May 15, 2018........     8,519,988.60

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
June 15, 2018.......  $  8,290,228.46
July 15, 2018.......     8,062,093.38
August 15, 2018.....     7,835,584.84
September 15,
  2018..............     7,610,704.03
October 15, 2018....     7,387,451.81
November 15, 2018...     7,165,828.78
December 15, 2018...     6,945,835.20
January 15, 2019....     6,727,471.08
February 15, 2019...     6,510,736.13
March 15, 2019......     6,295,629.81
April 15, 2019......     6,082,151.29
May 15, 2019........     5,870,299.52
June 15, 2019.......     5,660,073.16
July 15, 2019.......     5,451,470.65
August 15, 2019.....     5,244,490.18
September 15,
  2019..............     5,039,129.73
October 15, 2019....     4,835,387.02
November 15, 2019...     4,633,259.58
December 15, 2019...     4,432,744.71
January 15, 2020....     4,233,839.52
February 15, 2020...     4,036,540.90
March 15, 2020......     3,840,845.54
April 15, 2020......     3,646,749.96

                         SCHEDULED
                        (AGGREGATE)
                         CONTINUED
May 15, 2020........  $  3,454,250.49
June 15, 2020.......     3,263,343.26
July 15, 2020.......     3,074,024.25
August 15, 2020.....     2,886,289.24
September 15,
  2020..............     2,700,133.88
October 15, 2020....     2,515,553.63
November 15, 2020...     2,332,543.82
December 15, 2020...     2,151,099.60
January 15, 2021....     1,971,215.99
February 15, 2021...     1,792,887.88
March 15, 2021......     1,616,109.99
April 15, 2021......     1,440,876.95
May 15, 2021........     1,267,183.21
June 15, 2021.......     1,095,023.15
July 15, 2021.......       924,390.97
August 15, 2021.....       755,280.80
September 15,
  2021..............       587,686.65
October 15, 2021....       421,602.39
November 15, 2021...       257,021.82
December 15, 2021...        93,938.62
January 15, 2022
  and after.........             0.00

RETAIL CLASS PRINCIPAL PAYMENTS

     General

     The TT, UU and VV Classes are Retail Classes. Freddie Mac has arranged to make principal payments on each Retail Class in $1,000 increments. These arrangements are intended to accommodate retail investors who may not wish to receive their principal payments in amounts smaller than $1,000, to give a limited payment priority to investors who request early payment, and to give the first limited payment priority to the requesting estates of deceased investors.

     Principal payments on the Retail Classes will be made as follows:

        - Freddie Mac will determine the amount of principal, if any, payable on a Retail Class (as a whole) on each Payment Date as described above.

        - The principal payment on a Retail Class will be rounded to a multiple of $1,000 using the Retail Rounding Account, and the Registrar will pay the rounded amount to the Retail Depository.

        - The Retail Depository will remit the principal payment for a Retail Class, in multiples of $1,000, to the applicable Retail Depository Participants. The Retail Depository Participants and other financial intermediaries in turn will remit principal payments to investors in a Retail Class, also in multiples of $1,000.

        - Investors in a Retail Class who have properly requested early payment will be paid first, to the extent of available principal, with a first priority given to "Deceased Owners" of that Class and a second priority to "Living Owners" of that Class.

        - If more principal is available for payment on a Retail Class than the amount covered by valid requests for early payment, non-requesting investors in that Class will receive principal payments in multiples of $1,000 under procedures described below.

The rest of this section describes these procedures in more detail.

     Rounding of Principal Payments

     Whenever principal payments are to be made on a Retail Class, the amount allocable to that Class will be rounded to a multiple of $1,000. On the first Payment Date when principal payments will be made on a Retail

Class, the Registrar will withdraw from the Retail Rounding Account any funds needed to round the allocable amount upward to the next multiple of $1,000 and will pay the rounded amount on that Class. On the next Payment Date when principal payments will be made on such Retail Class, the Registrar will apply the allocable amount first to repay any amount withdrawn for that Class from the Retail Rounding Account on the previous Payment Date; then it will round the remainder of such allocable amount upward to the next multiple of $1,000, by making another withdrawal from the Retail Rounding Account, and will pay this amount to such Retail Class. This process will continue on subsequent Payment Dates until such Retail Class has been retired.

     Principal Payment Requests and Withdrawals

     Any beneficial owner of Retail Class Units may request that any or all of such Units be paid in full on the earliest possible Payment Date. The beneficial owner must submit any request for Retail Class principal payments to his or her broker or other financial intermediary, which must in turn make the request in writing to the Retail Depository. The Retail Depository will date and time stamp all requests in accordance with its established procedures and forward the requests to the Registrar. The Registrar will maintain a list of those Retail Depository Participants representing beneficial owners that have requested Retail Class principal payments, together with the order of receipt and the amounts of the requests. Investors can get information regarding the number of Retail Class Units of the applicable Class for which requests have been made and the status of their own requests by writing the Registrar at Chase Bank of Texas, National Association, 601 Travis, 8TCT39, Houston, TX 77002.

     A beneficial owner may withdraw a request for a Retail Class principal payment by notifying his or her broker or other financial intermediary, which must in turn forward the notice of withdrawal in writing to the Registrar. Any request for a Retail Class principal payment will be deemed withdrawn when the Registrar receives notice of the beneficial owner's transfer of the related Retail Class Units.

     In order for a request or a notice of withdrawal to be effective for any Payment Date, it must be received by the Retail Depository (in the case of a request) or the Registrar (in the case of a withdrawal) by the last business day of the preceding calendar month. Once effective, a request will remain effective for all Payment Dates unless it is withdrawn.

     The Retail Depository will honor requests for Retail Class principal payments to be made on any Payment Date in accordance with the procedures described below. The Registrar will notify the Retail Depository and the appropriate Retail Depository Participants which of the requests should be honored on each Payment Date. The decisions of the Registrar and the Retail Depository concerning these matters, and any related rules and procedures they establish, will be binding on all affected persons.

     Principal Payment Allocations

     Payments to Requesting Beneficial Owners. For any Payment Date, priority of payment on a Retail Class will be given to beneficial owners of that Class for whom principal payment requests are in effect. The Retail Depository will honor requests in the following order of priority:

          First, the Retail Depository will honor requests submitted on behalf of Deceased Owners of a Retail Class in the order of their receipt by the Retail Depository, until such requests have been honored in an amount up to $100,000 for each requesting Deceased Owner of that Class; and

          Second, the Retail Depository will honor requests submitted on behalf of Living Owners of a Retail Class in the order of priority established by the random lot procedures of the Registrar, until such requests have been honored in an amount up to $10,000 for each requesting Living Owner of that Class.

     Thereafter, the Retail Depository will honor requests submitted on behalf of each Deceased Owner as provided in step First up to a second $100,000, and requests submitted on behalf of each Living Owner as provided in step Second up to a second $10,000. This sequence of priorities will be repeated until all principal payment requests have been honored.

     If the amount of principal available for payment on a Retail Class on a given Payment Date is insufficient to honor all requests, such requests will be honored on succeeding Payment Dates as principal becomes available. In the case of requests on behalf of Living Owners, the Registrar will establish a new order of priority for each Payment Date by random lot. This order will apply both to previously unsatisfied payment requests and to newly submitted requests. A Retail Class principal payment request submitted on behalf of a Living Owner who later dies will become entitled to the priority of a newly submitted request on behalf of a Deceased Owner. Such priority will be effective for each subsequent Payment Date, if the Retail Depository has received appropriate evidence of death and any requested tax waivers by the last business day of the preceding calendar month.

     Payments to Non-Requesting Beneficial Owners. If the amount of principal available for payments on a Retail Class on a given Payment Date exceeds the amount needed to honor all principal payment requests, the Retail Depository will determine which Retail Class Units will be paid, using its established random lot procedures. Each Retail Depository Participant receiving such payments, and each financial intermediary in the chain to the beneficial owners, will remit payments to their customers according to their own procedures, which may or may not be by random lot. A Retail Depository Participant or financial intermediary could decide to allot Retail Class principal payments to certain customers (which could include such Retail Depository Participant or intermediary) without allotting payments to others. Investors may ask their brokers or other intermediaries what allocation procedures they use.

     Beneficial Owners

     A "Deceased Owner" is the estate of an individual who beneficially owned one or more Retail Class Units of the applicable Class at the time of death, provided the executor or other authorized representative of the estate furnishes to the Retail Depository evidence of death satisfactory to the Registrar and any tax waivers requested by the Registrar. A "Living Owner" is any other beneficial owner of one or more Retail Class Units.

     The following rules will apply to determine beneficial ownership in the case of Deceased Owners:

        - Retail Class Units beneficially owned by tenants by the entirety, joint tenants or tenants in common will be regarded as beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of the beneficial owner, and the Retail Class Units beneficially owned will become eligible for the principal payment priority described above.

        - Retail Class Units beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Retail Class Units than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of a beneficial owner of the Retail Class Units beneficially owned by the trust to the extent of that beneficiary's interest in the trust.

        - The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust.

        - The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Retail Class Unit will be deemed the death of the beneficial owner of that Retail Class Unit, regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Registrar. Such beneficial interest will exist in many cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Retail Class Unit, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Retail Class Unit.

CLASS FACTORS

     Description of Factors

     On or about the first business day of each month after the Closing Date, Freddie Mac will make available (including on its Internet Web-Site) a Class Factor for each Class having a principal amount. The Class Factor for any Class for any month will be a truncated seven-digit decimal which, when multiplied by the original principal amount of a Security of that Class, will equal its remaining principal amount, after giving effect to any principal payment to be made on the Payment Date in the same month. The Class Factor for an Accrual Class will also reflect any addition to its principal amount to be made on the same Payment Date. For example, the January 1 Class Factor for any Class will reflect the remaining principal amount of a Security of that Class, after giving effect to any principal payment (or addition to principal) to be made on January
15. Freddie Mac will also make available a Class Factor for each Notional Class, which will reflect the remaining notional principal amount of a Security of that Class in an analogous manner. The Class Factor for each Retail Class will apply to that Class as a whole, not to individual Retail Class Units, and will disregard any rounding of principal payments. The Class Factor for each Class for the month of the Closing Date is 1.0000000.

     Use of Factors

     For any Payment Date, investors can calculate the reduction (or for an Accrual Class, the increase) in the principal amount of a Security of any Class entitled to principal payments by multiplying the original principal amount of that Security by the difference between its Class Factors for the preceding and current months. The amount of interest to be paid on (or added to the principal amount of) a Security of any Class on each Payment Date will equal 30 days' interest on its outstanding principal amount (or notional principal amount) as determined by its Class Factor for the preceding month.

     For example, the reduction (or for an Accrual Class, the increase) in the principal amount of any Security entitled to principal payments on February 15 will reflect the difference between its January 1 and February 1 Class Factors. The amount of interest to be paid on (or added to the principal amount of) any Security on February 15 will equal 30 days' interest at its Class Coupon, accrued during the month of January, on the principal amount or notional principal amount of such Security determined by its January 1 Class Factor. If the outstanding balance of any interest-bearing Class is reduced on the Payment Date that falls within an Accrual Period, that Class will accrue interest during such Accrual Period on its reduced balance, even though its balance had been higher for approximately the first 15 days of the Accrual Period. No interest at all will be paid on any Class (or on any Retail Class Unit) after its balance has been reduced to zero.

GUARANTEES

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement. See "Description of Securities -- Guarantees" in the Offering Circular.

     Freddie Mac also guarantees the payment of interest and principal on Gold PCs and Gold Giant PCs. See "Guarantees" in the PC Offering Circular and "Description of Pass-Through PCs -- Guarantees" in the Giant PC Offering Circular.

OPTIONAL REDEMPTION

     Freddie Mac may redeem the Mortgage Securities and the RS Class, in whole but not in part, on any Payment Date when their aggregate outstanding principal amount would be less than 1% of their aggregate original principal amount. Upon any redemption, the redemption price of the Mortgage Securities will be applied to retire the outstanding Regular Classes. Any outstanding MACR Class will be retired from the proceeds of any redemption of its related Regular Classes. The PCs are not redeemable. See "Description of Securities -- Optional Redemption" in the Offering Circular.

RESIDUAL PROCEEDS

     Upon surrender of their certificates to the Registrar, the Holders of the RS Class will receive the proceeds of the remaining assets of the Lower-Tier REMIC Pool, if any, after all required principal and interest payments on the Mortgage Securities and the RS Class have been made. Upon like surrender, the Holders of the R Class will receive the proceeds of the remaining assets of the Upper-Tier REMIC Pool (including the Retail Rounding Account) after all required principal and interest payments on the Regular Classes and the R Class have been made. In both cases, any remaining assets (other than the Retail Rounding Account) are not likely to be significant.

                         PREPAYMENT AND YIELD ANALYSIS

GENERAL

     Mortgage Prepayments

     The rates of principal payments on the Assets will depend directly, and the rates of principal payments on the Securities will depend indirectly, on the rates of principal payments on the related Mortgages. Mortgage principal payments may be in the form of scheduled amortization or partial or full prepayments. "Prepayments" include prepayments by the borrower, liquidations resulting from default, casualty or condemnation and payments made by Freddie Mac pursuant to its guarantee of principal (other than scheduled amortization) on PCs. The Mortgages are subject to prepayment at any time without penalty.

     Mortgage prepayment rates are likely to fluctuate significantly. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the Mortgages, the prepayment rate on the Mortgages is likely to increase, although a number of other factors also may influence the prepayment rate. See "Prepayments, Yields and Suitability" in the PC Offering Circular.

     Acceleration of mortgage payments as a result of transfers of mortgaged properties is an important factor affecting prepayment rates. The Mortgages generally provide that, in the event of the transfer or prospective transfer of the underlying mortgaged property, the full unpaid principal balance is due and payable at the option of the holder. Freddie Mac, in most cases, requires mortgage servicers to enforce such "due-on-transfer" provisions where permitted by applicable law. See "Mortgage Purchase and Servicing Standards -- Mortgage Servicing -- Assumption and Due-on-Transfer Policies" in the PC Offering Circular.

     PSA Model

     Prepayments on pools of mortgages are commonly measured relative to a variety of prepayment models. The particular model used in this Supplement, "PSA," is the standard prepayment model of The Bond Market Association. This model assumes that mortgages will prepay at an annual rate of 0.2% in the first month after origination, that the prepayment rate increases at an annual rate of 0.2% per month up to the 30th month after origination and that the prepayment rate is constant at 6% per annum in the 30th and later months (this assumption is called "100% PSA"). For example, at 100% PSA, mortgages with a loan age of three months (i.e., mortgages in their fourth month after origination) are assumed to prepay at an annual rate of 0.8%. "0% PSA" assumes no prepayments; "50% PSA" assumes prepayment rates equal to 0.50 times 100% PSA; "200% PSA" assumes prepayment rates equal to 2.00 times 100% PSA; and so forth. PSA is not a description of historical prepayment experience or a prediction of the rate of prepayment of the Mortgages.

     Weighted Average Life

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal has been repaid to the investor. The weighted average lives of the Classes will depend primarily on the rate at which principal is paid on the related Mortgages. This Supplement shows weighted average lives under various Mortgage prepayment assumptions. In each case, Freddie Mac has calculated the weighted average life by (i) multiplying the assumed net reduction, if any, in the principal amount on each Payment Date by the number of years from the Closing Date to such Payment Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount.

     Yield

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Mortgages and the actual characteristics of the related Mortgages. In the case of a Retail Class, the yield of a particular Retail Class Unit will also depend upon the date on which it is retired as a result of the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. The yield of each Floating Rate or Inverse Floating Rate Class will also depend on its sensitivity to the level of LIBOR. This Supplement shows pre-tax yields to maturity under various scenarios. In each case, Freddie Mac has calculated the pre-tax yield by (i) determining the monthly discount rate (whether positive or negative) that, when applied to an assumed stream of cash flows to be paid on the applicable Class, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price (including accrued interest, if any) of that Class and (ii) converting such monthly rate to a corporate bond equivalent (i.e., semiannual payment) rate. The yield calculations do not take into account any variations in the interest rates at which investors may be able to reinvest payments received. Consequently, they do not reflect the return on any investment when reinvestment rates other than the discount rate are considered.

     Modeling Assumptions

     In order to prepare the various tables and other statistical information in this Supplement, Freddie Mac has made certain assumptions regarding the underlying Mortgages. Unless otherwise noted, each table is based on the following assumptions (the "Modeling Assumptions"), among others:

        - The Mortgages have the assumed characteristics shown under "Terms Sheet -- Assumed Mortgage Characteristics" in this Supplement.

        - Payments on the Classes and their underlying Assets are always received on the 15th of the month, whether or not a Business Day.

        - Freddie Mac does not make an optional redemption.

        - Each Class is held from the Closing Date to retirement and is not exchanged in whole or in part.

        - Principal payments on a Retail Class are not rounded to multiples of $1,000.

     When reading the tables and the related text, investors should bear in mind that the Modeling Assumptions, like any other stated assumptions, are unlikely to be entirely consistent with actual experience. For example, most of the Mortgages do not have the characteristics assumed, many Payment Dates will occur on the first Business Day after the 15th of the month and Freddie Mac may make an optional redemption as described under "Payments -- Optional Redemption" above.

     Principal Payment Stability

     Mortgages and mortgage securities, such as the Assets and Securities, are subject to prepayment uncertainty. The rates of principal payments on the Assets will depend directly, and the rates of principal payments on the Securities will depend indirectly, on the rates of principal payments on their related Mortgages. However, within certain limits, some Classes of Securities, such as the PAC Classes, are expected to exhibit a lower level of prepayment uncertainty than the related Mortgages and Assets. Such Classes are said to have a degree of "stability." Stability in one Class or group of Classes is necessarily offset by instability in other Classes, such as the Support Classes, which are said to "support" the more stable Classes.

     Suitability

     The Securities, especially the Inverse Floating Rate, Interest Only, Principal Only, Support, Accrual, Retail and Residual Classes, are not suitable investments for all investors. The Securities are not appropriate investments for any investor that requires a single lump sum payment on a predetermined date or an otherwise certain payment stream. In addition, although the Underwriter intends to make a market for the purchase and sale of the Securities after their initial issuance, it has no obligation to do so. There is no assurance that such secondary market will develop, that any secondary market will continue, or that the price at which an investor can sell an investment in any Class will enable the investor to realize a desired yield on that investment. The market values of the Classes are likely to fluctuate; such fluctuations may be significant and could result in significant losses to investors. The secondary markets for mortgage-related securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of Classes that are especially sensitive to prepayment or interest rate risk or that have been structured to meet the investment requirements of limited categories of investors. Investors are encouraged to consult their own advisors regarding the financial, legal, tax and other aspects of an investment in the Securities. The flexibility created by the ability to modify and combine certain Classes of REMIC Certificates and the MACR Classes may affect the liquidity of the Classes and the prices that potential purchasers are willing to pay in the secondary market. No investor should purchase Securities of any Class unless the investor understands and is able to bear the prepayment, yield, liquidity and market risks associated with that Class.

PREPAYMENT AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

     Accretion Directed Classes

     Payments of principal on the CV and CW Classes, on the VA, VB and VC Classes, and on the VE Class are likely to be stable, in varying degrees, under relatively slow prepayment scenarios because the applicable Accrual Amounts will be dedicated to making principal payments on those Classes, as described above, until they have been retired. The weighted average life of such an Accretion Directed Class cannot exceed its weighted average life as shown in the following table under any prepayment scenario, even a scenario where there are no prepayments. Moreover, based on the Modeling Assumptions, each such Accretion Directed Class would be retired on, but not before, its Final Payment Date if the related Mortgages prepay at any rate at or below the rate shown for that Class until its retirement.

                           ACCRETION DIRECTED CLASSES

                                          MAXIMUM WEIGHTED
                                            AVERAGE LIFE                         PREPAYMENT RATE
                 CLASS                       (IN YEARS)      FINAL PAYMENT DATE    AT OR BELOW
                 -----                    ----------------   ------------------  ---------------
CV......................................         3.9              June 15, 2006     342% PSA
CW......................................         9.0          December 15, 2009     217% PSA
VA......................................         3.0          November 15, 2004     457% PSA
VB......................................         8.0               May 15, 2009     241% PSA
VC......................................        14.7          November 15, 2017     101% PSA
VE......................................         3.0          November 15, 2004     667% PSA

     The related Mortgages will have characteristics that differ from those of the Modeling Assumptions. Therefore, even if the Mortgages prepay at a rate at or somewhat below the rate shown for an Accretion Directed Class, that Class could be retired before its Final Payment Date and its weighted average life could be shortened.

     The principal payment stability of the Accretion Directed Classes shown above will be supported primarily by their receipt of the related Accrual Amounts. The CV and CW Classes will be protected against early retirement by the CA and CE Classes. The VA, VB and VC Classes will be protected against early retirement by the A, AB, AC, BA and BC Classes. The VE Class will be protected against early retirement by the Group 3 Scheduled and Support Classes and most of the Group 3 PAC Classes. When the applicable Classes are retired, however, any such Accretion Directed Class, if outstanding, will become sensitive to Mortgage prepayments and may be retired before its Final Payment Date.

     PAC and Scheduled Classes

     Principal payments on the PAC and Scheduled Classes are expected to be more stable than would be the case if they were not entitled to receive such payments, to the extent of available principal, in accordance with their schedules. Moreover, these Classes will have cumulative priorities for future payments if they fall behind their schedules. Based on the Modeling Assumptions, each such Class has a range of constant Mortgage prepayment rates (an "Effective Range") at which it would receive scheduled payments. The Effective Range at any time depends on the actual or assumed characteristics of the underlying Mortgages at that time. Based on the Modeling Assumptions, each PAC or Scheduled Class would receive scheduled payments until retirement if the underlying Mortgages were to prepay at any constant percentage of PSA within its initial Effective Range shown in the following table.

                            INITIAL EFFECTIVE RANGES

                           CLASS                                    RANGE*
                           -----                              -------------------
Group 1
PAC
  PA........................................................  100% PSA - 434% PSA
  PB........................................................  100% PSA - 325% PSA
  PC........................................................  100% PSA - 296% PSA
  PD........................................................  100% PSA - 257% PSA
  PE, PF and QF.............................................  100% PSA - 250% PSA
  PG........................................................   83% PSA - 250% PSA
SCHEDULED
  GA and GB.................................................  140% PSA - 190% PSA
  GC........................................................  132% PSA - 190% PSA
Group 3
PAC
  DF........................................................   83% PSA - 250% PSA
  TB and UB.................................................  100% PSA - 437% PSA
  TE and UE.................................................  100% PSA - 257% PSA
  TF, TG, TM, TP, TQ, TS, TU, TV and TX.....................  100% PSA - 250% PSA
  TH........................................................   83% PSA - 250% PSA
  TL, TR and TW.............................................  100% PSA - 251% PSA
  TN........................................................   74% PSA - 250% PSA
  TZ........................................................   78% PSA - 250% PSA
  UC........................................................  100% PSA - 326% PSA
  UD........................................................  100% PSA - 296% PSA
  VE........................................................    0% PSA - 667% PSA
  R.........................................................    0% PSA - 250% PSA
SCHEDULED
  GR and GT.................................................  145% PSA - 215% PSA
  GS........................................................  131% PSA - 215% PSA

    -------------------
    * The schedules for the Classes shown were prepared by calculating the amounts that would be available for principal payments on those Classes using, among other things, the Modeling Assumptions and the "structuring ranges" shown under "Terms Sheet -- Allocation of Principal" in this Supplement.

     The underlying Mortgages will have characteristics that differ from those of the Modeling Assumptions. The initial Effective Ranges, if calculated using the actual characteristics of the Mortgages, could differ from those shown in the table. Therefore, even if the Mortgages were to prepay at a constant rate within the initial Effective Range shown for any Class, but near its upper or lower end, that Class could fail to receive scheduled payments.

     The underlying Mortgages will not prepay at any constant rate. Non-constant prepayment rates can cause any Class not to receive scheduled payments, even if such rates remain within its Effective Range shown above. The Effective Ranges can narrow or "drift" upward or downward over time. Because the underlying Mortgages will not prepay at the applicable constant rates and will have characteristics that differ from those assumed, under many scenarios the Classes shown in the table, especially the Scheduled Classes, would not consistently receive scheduled payments.

     The principal payment stability of the PAC and Scheduled Classes will be supported by other Classes, as indicated below. When its supporting Classes are retired, any outstanding PAC or Scheduled Class will become more sensitive to Mortgage prepayments and its Effective Range will no longer exist. If such a Scheduled Class supports any other Classes at that time, its principal payment behavior will become similar to that of a Support Class, as described below.

                               SUPPORTING CLASSES

                   CLASSES                              SUPPORTED BY
                   -------                              ------------
Group 1
  PAC.........................................  Group 1 Support and Scheduled
  Scheduled...................................  Group 1 Support
Group 3
  PAC.........................................  Group 3 Support and Scheduled
  Scheduled...................................  Group 3 Support

     If the underlying Mortgages prepay at rates that are generally below the Effective Range for any Class, the available principal may be insufficient to produce scheduled payments on that Class and its weighted average life may be extended, perhaps significantly. If the underlying Mortgages prepay at rates that are generally above the Effective Range for any Class, its weighted average life may be shortened, perhaps significantly. However, the weighted average lives of one or more of the PAC or Scheduled Classes could be extended under certain scenarios involving Mortgage prepayments at rates that are generally above their Effective Ranges.

     All available principal will be distributed monthly on each Payment Date and will not be retained for distribution on subsequent Payment Dates. Thus, the likelihood that the PAC and Scheduled Classes will receive scheduled payments will not be enhanced by averaging high and low principal payments in different months.

     The DF, GA, GB and GC Classes have also been classified as Accretion Directed Classes because they are entitled to receive payments from their related Accrual Amounts, as described above. Such Classes may be somewhat more stable under slow prepayment scenarios than would be the case if they were not entitled to receive principal payments from such Accrual Amount. However, they will not have all of the principal payment characteristics frequently associated with Accretion Directed Classes.

     Support Classes

     The Support Classes will support the principal payment stability of the PAC and Scheduled Classes, as described above. Thus, each Support Class is likely to be much more sensitive to Mortgage prepayments than is any Class it supports. The Support Classes may receive no principal payments for extended periods of time and may receive principal payments that vary widely from period to period. Relatively fast Mortgage prepayments may significantly shorten, and relatively slow Mortgage prepayments may significantly extend, the weighted average lives of the Support Classes.

     Sequential Pay Classes

     As described above, the Sequential Pay Classes will receive principal payments from their related Assets in a prescribed sequence. While it is receiving such principal payments, the sensitivity of each Sequential Pay Class (other than an Accretion Directed Class) to prepayments on the underlying Mortgages will be approximately the same as that of its related Assets.

     MACR Classes

     The payment characteristics of the MACR Classes will reflect the payment characteristics of their related Classes of REMIC Certificates.

     Retail Classes

     Principal payments on each Retail Class will depend upon the prepayment rate on the underlying Mortgages. As a result, it is uncertain when principal payments on the Retail Classes will begin, at what rate principal payments on the Retail Classes will be made and when the Retail Classes will be retired. Some investors' Retail Class Units could be retired on the first Payment Date. On the other hand, some investors' Retail Class Units could be retired as late as the Final Payment Date for the Retail Classes.

     The amount of principal available for payment on a Retail Class on any given Payment Date will be limited. Thus, an investor's request for Retail Class principal payments may not be honored until well after its submission. The likelihood that any Living Owner's request can be honored within any particular time after submission will depend in part on the number of Retail Class Units of the same Class beneficially owned by investors who have a prior right of payment because they are Deceased Owners and on the number of Retail Class Units of the same Class owned by other Living Owners who have submitted requests. Conversely, the amount of principal available for payment on a Retail Class on any given Payment Date could exceed the amount necessary to honor all requests. In that case, some investors will receive principal payments they did not request.

     When prevailing interest rates are higher than the Class Coupon of a Retail Class, a greater number of investors in that Class can be expected to request Retail Class principal payments. At the same time, however,

Mortgage prepayment rates are likely to decline, reducing the funds available for Retail Class principal payments. Conversely, Mortgage prepayment rates are likely to accelerate when prevailing interest rates decline, while investors may be less likely to request Retail Class principal payments. Investors whose Retail Class Units are selected for payment under such conditions may not be able to reinvest their payments at rates as high as the Class Coupon of the related Retail Class.

     The following tables show the amounts that would be available for principal payments on the Retail Classes during the twelve-month periods indicated at various constant percentages of PSA. Freddie Mac has prepared these tables based on the Modeling Assumptions. Because Retail Class investors will receive principal payments in multiples of $1,000 subject to the priorities, limitations and allocations described above, there is no assurance that any investor will receive a principal payment on any particular date.

                   AMOUNTS AVAILABLE FOR PAYMENT OF PRINCIPAL

                                    TT CLASS
                             (AMOUNTS IN THOUSANDS)

                                                                  PSA PREPAYMENT ASSUMPTION
                TWELVE CONSECUTIVE                 --------------------------------------------------------
                  MONTHS THROUGH                     50%         100%        195%        250%        500%
                ------------------                   ---         ----        ----        ----        ----
March 15, 2000.................................... $      0    $      0    $  1,491    $  3,133    $ 10,637
March 15, 2001....................................        0           0       3,323       6,912      14,363
March 15, 2002....................................        0           0       4,009       8,104           0
March 15, 2003....................................        0           0       3,100       5,967           0
March 15, 2004....................................        0           0       2,266         884           0
March 15, 2005....................................        0           0       1,571           0           0
March 15, 2006....................................        0           0         995           0           0
March 15, 2007....................................        0           0         522           0           0
March 15, 2008....................................        0           0         175           0           0
March 15, 2009....................................        0           0         198           0           0
March 15, 2010....................................        0           0         273           0           0
March 15, 2011....................................        0           0         325           0           0
March 15, 2012....................................        0           0         359           0           0
March 15, 2013....................................        0           0         379           0           0
March 15, 2014....................................        0           0         387           0           0
March 15, 2015....................................        0           0         387           0           0
March 15, 2016....................................        0           0         380           0           0
March 15, 2017....................................        0           0         367           0           0
March 15, 2018....................................        0           0         351           0           0
March 15, 2019....................................        0           0         333           0           0
March 15, 2020....................................        0       2,334         312           0           0
March 15, 2021....................................        0       2,582         291           0           0
March 15, 2022....................................        0       2,625         337           0           0
March 15, 2023....................................        0       2,835         563           0           0
March 15, 2024....................................        0       2,752         507           0           0
March 15, 2025....................................    3,948       2,663         454           0           0
March 15, 2026....................................    5,473       2,571         404           0           0
March 15, 2027....................................    5,565       2,476         357           0           0
March 15, 2028....................................    5,655       2,381         314           0           0
March 15, 2029....................................    4,359       1,782         268           0           0
                                                   --------    --------    --------    --------    --------
Total*............................................ $ 25,000    $ 25,000    $ 25,000    $ 25,000    $ 25,000
                                                   ========    ========    ========    ========    ========

---------------

* Totals may not equal sums of columns due to rounding.

                                    UU CLASS
                             (AMOUNTS IN THOUSANDS)

                                                                  PSA PREPAYMENT ASSUMPTION
                TWELVE CONSECUTIVE                 --------------------------------------------------------
                  MONTHS THROUGH                     50%         100%        160%        250%        500%
                ------------------                   ---         ----        ----        ----        ----
March 15, 2000.................................... $      0    $      0    $      0    $    967    $  5,846
March 15, 2001....................................        0           0          47       4,663       9,154
March 15, 2002....................................        0           0       1,014       5,472           0
March 15, 2003....................................        0           0         809       3,898           0
March 15, 2004....................................        0           0         615           0           0
March 15, 2005....................................        0           0         449           0           0
March 15, 2006....................................        0           0         308           0           0
March 15, 2007....................................        0           0         189           0           0
March 15, 2008....................................        0           0          89           0           0
March 15, 2009....................................        0           0          97           0           0
March 15, 2010....................................        0           0         190           0           0
March 15, 2011....................................        0           0         262           0           0
March 15, 2012....................................        0           0         316           0           0
March 15, 2013....................................        0           0         354           0           0
March 15, 2014....................................        0           0         381           0           0
March 15, 2015....................................        0           0         397           0           0
March 15, 2016....................................        0           0         405           0           0
March 15, 2017....................................        0           0         571           0           0
March 15, 2018....................................        0           0       1,021           0           0
March 15, 2019....................................        0           0         971           0           0
March 15, 2020....................................        0         137         916           0           0
March 15, 2021....................................        0       1,912         857           0           0
March 15, 2022....................................        0       1,866         798           0           0
March 15, 2023....................................        0       1,814         738           0           0
March 15, 2024....................................        0       1,756         680           0           0
March 15, 2025....................................    1,696       1,695         623           0           0
March 15, 2026....................................    3,474       1,631         568           0           0
March 15, 2027....................................    3,522       1,567         515           0           0
March 15, 2028....................................    3,567       1,502         465           0           0
March 15, 2029....................................    2,741       1,121         355           0           0
                                                   --------    --------    --------    --------    --------
Total*............................................ $ 15,000    $ 15,000    $ 15,000    $ 15,000    $ 15,000
                                                   ========    ========    ========    ========    ========

---------------

* Totals may not equal sums of columns due to rounding.

                                    VV CLASS
                             (AMOUNTS IN THOUSANDS)

                                                                  PSA PREPAYMENT ASSUMPTION
                TWELVE CONSECUTIVE                 --------------------------------------------------------
                  MONTHS THROUGH                     50%         100%        160%        250%        500%
                ------------------                   ---         ----        ----        ----        ----
March 15, 2000.................................... $      0    $      0    $      0    $  1,578    $  9,536
March 15, 2001....................................        0           0          76       7,607      14,934
March 15, 2002....................................        0           0       1,655       8,926           0
March 15, 2003....................................        0           0       1,320       6,359           0
March 15, 2004....................................        0           0       1,003           0           0
March 15, 2005....................................        0           0         733           0           0
March 15, 2006....................................        0           0         503           0           0
March 15, 2007....................................        0           0         309           0           0
March 15, 2008....................................        0           0         145           0           0
March 15, 2009....................................        0           0         159           0           0
March 15, 2010....................................        0           0         310           0           0
March 15, 2011....................................        0           0         427           0           0
March 15, 2012....................................        0           0         515           0           0
March 15, 2013....................................        0           0         578           0           0
March 15, 2014....................................        0           0         621           0           0
March 15, 2015....................................        0           0         648           0           0
March 15, 2016....................................        0           0         661           0           0
March 15, 2017....................................        0           0         931           0           0
March 15, 2018....................................        0           0       1,666           0           0
March 15, 2019....................................        0           0       1,584           0           0
March 15, 2020....................................        0         224       1,494           0           0
March 15, 2021....................................        0       3,119       1,399           0           0
March 15, 2022....................................        0       3,045       1,301           0           0
March 15, 2023....................................        0       2,959       1,204           0           0
March 15, 2024....................................        0       2,865       1,109           0           0
March 15, 2025....................................    2,766       2,765       1,016           0           0
March 15, 2026....................................    5,668       2,661         926           0           0
March 15, 2027....................................    5,745       2,556         840           0           0
March 15, 2028....................................    5,819       2,450         759           0           0
March 15, 2029....................................    4,472       1,828         579           0           0
                                                   --------    --------    --------    --------    --------
Total*............................................ $ 24,470    $ 24,470    $ 24,470    $ 24,470    $ 24,470
                                                   ========    ========    ========    ========    ========

---------------

* Totals may not equal sums of columns due to rounding.

     The Mortgages will not prepay at any constant rate until maturity. Moreover, the Mortgages have characteristics that differ from those of the Modeling Assumptions. Therefore, the amounts available for payments of principal on a Retail Class during any twelve-month period are likely to differ in many cases from the amounts shown in its table.

     The weighted average lives of each Retail Class shown in the declining balances table below apply to that Class as a whole; as a result of the priorities, limitations and allocations described above, the weighted average lives of the Retail Class Units owned by individual investors will vary (and may vary significantly) from the weighted average life of the related Retail Class. Freddie Mac can give no assurance regarding the weighted average life of a Retail Class as a whole, much less the weighted average life of any particular Retail Class Unit.

     Declining Balances Table

     The following table shows, for the indicated Classes of Securities and the underlying Assets, (i) the percentages of their original principal amounts (or, in the case of the Assets, their outstanding principal amounts as of the Closing
Date) that would be outstanding after each of the dates shown at various constant percentages of PSA and (ii) their corresponding weighted average lives. Freddie Mac has prepared this table using the Modeling Assumptions. However, for 0% PSA, Freddie Mac has assumed that each Mortgage bears interest at a per annum rate of 2.5% above that of the related PCs and has a remaining term to maturity of 360 months and a loan age of 0 months. The Mortgages do not have the characteristics assumed, and Mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class or Asset. For example, because of the diverse remaining terms to maturity, loan ages and interest rates of the Mortgages, principal payments on any Class or Asset may be faster or (except at 0% PSA) slower than indicated, even if the Mortgages were to prepay at the constant rates shown. This may be the case even if the weighted average remaining term to maturity, weighted average loan age and weighted average interest rate of the Mortgages are the same as those of mortgages having the characteristics assumed.

  PERCENTAGES OF ORIGINAL PRINCIPAL AMOUNTS OUTSTANDING* AND WEIGHTED AVERAGE
                                     LIVES

                                    Group 1

                                     FA, K, SA, UU** AND VV**                           GA
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    160%    250%    500%     0%     100%    160%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100      94      61      96      86      83      83      83
March 15, 2001................   100     100     100      62       0      92      61      51      51      27
March 15, 2002................   100     100      93      26       0      91      58      38      38       0
March 15, 2003................   100     100      88       0       0      91      58      30      30       0
March 15, 2004................   100     100      83       0       0      90      57      24      11       0
March 15, 2005................   100     100      80       0       0      90      57      19       0       0
March 15, 2006................   100     100      78       0       0      89      57      15       0       0
March 15, 2007................   100     100      77       0       0      89      56      12       0       0
March 15, 2008................   100     100      77       0       0      88      56      10       0       0
March 15, 2009................   100     100      76       0       0      88      54       8       0       0
March 15, 2010................   100     100      75       0       0      87      50       6       0       0
March 15, 2011................   100     100      73       0       0      87      45       3       0       0
March 15, 2012................   100     100      71       0       0      86      38       0       0       0
March 15, 2013................   100     100      68       0       0      86      31       0       0       0
March 15, 2014................   100     100      66       0       0      85      22       0       0       0
March 15, 2015................   100     100      63       0       0      84      14       0       0       0
March 15, 2016................   100     100      61       0       0      83       5       0       0       0
March 15, 2017................   100     100      57       0       0      83       0       0       0       0
March 15, 2018................   100     100      50       0       0      82       0       0       0       0
March 15, 2019................   100     100      43       0       0      81       0       0       0       0
March 15, 2020................   100      99      37       0       0      80       0       0       0       0
March 15, 2021................   100      86      32       0       0      79       0       0       0       0
March 15, 2022................   100      74      26       0       0      78       0       0       0       0
March 15, 2023................   100      62      21       0       0      76       0       0       0       0
March 15, 2024................   100      50      17       0       0      75       0       0       0       0
March 15, 2025................   100      39      13       0       0      49       0       0       0       0
March 15, 2026................   100      28       9       0       0      15       0       0       0       0
March 15, 2027................   100      17       5       0       0       0       0       0       0       0
March 15, 2028................    67       7       2       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  29.3    25.1    16.9     2.3     1.1    22.5     8.5     3.5     2.6     1.6

                                                 GB                                      GC
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    160%    250%    500%     0%     100%    160%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
March 15, 2000................     97      88      85      85      85     100     100     100     100     100
March 15, 2001................     93      66      57      57      36     100     100     100     100     100
March 15, 2002................     92      63      46      46       0     100     100     100     100       0
March 15, 2003................     92      63      39      39       0     100     100     100     100       0
March 15, 2004................     92      63      34      23       0     100     100     100     100       0
March 15, 2005................     91      62      29      12       0     100     100     100      92       0
March 15, 2006................     91      62      26       5       0     100     100     100      38       0
March 15, 2007................     90      62      23       1       0     100     100     100       9       0
March 15, 2008................     90      61      22       0       0     100     100     100       1       0
March 15, 2009................     90      60      20       0       0     100     100     100       1       0
March 15, 2010................     89      56      18       0       0     100     100     100       1       0
March 15, 2011................     89      52      15       0       0     100     100     100       1       0
March 15, 2012................     88      46      12       0       0     100     100      98       1       0
March 15, 2013................     87      39      10       0       0     100     100      77       1       0
March 15, 2014................     87      32       7       0       0     100     100      55       1       0
March 15, 2015................     86      25       4       0       0     100     100      35       1       0
March 15, 2016................     85      17       2       0       0     100     100      14       1       0
March 15, 2017................     85       9       0       0       0     100      70       0       1       0
March 15, 2018................     84       1       0       0       0     100       6       0       1       0
March 15, 2019................     83       0       0       0       0     100       0       0       1       0
March 15, 2020................     82       0       0       0       0     100       0       0       1       0
March 15, 2021................     81       0       0       0       0     100       0       0       1       0
March 15, 2022................     80       0       0       0       0     100       0       0       1       0
March 15, 2023................     79       0       0       0       0     100       0       0       1       0
March 15, 2024................     78       0       0       0       0     100       0       0       1       0
March 15, 2025................     55       0       0       0       0     100       0       0       1       0
March 15, 2026................     25       0       0       0       0     100       0       0       1       0
March 15, 2027................      0       0       0       0       0       0       0       0       1       0
March 15, 2028................      0       0       0       0       0       0       0       0       1       0
March 15, 2029................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   23.1     9.8     5.0     3.2     1.7    27.6    18.3    15.3     7.1     2.4

                                                PA                                      PB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    160%    250%    500%     0%     100%    160%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     100     100     100     100     100
March 15, 2001................   100     100     100     100     100     100     100     100     100     100
March 15, 2002................    85       0       0       0       0     100      91      91      91       0
March 15, 2003................    66       0       0       0       0     100       8       8       8       0
March 15, 2004................    47       0       0       0       0     100       0       0       0       0
March 15, 2005................    25       0       0       0       0     100       0       0       0       0
March 15, 2006................     2       0       0       0       0     100       0       0       0       0
March 15, 2007................     0       0       0       0       0      83       0       0       0       0
March 15, 2008................     0       0       0       0       0      63       0       0       0       0
March 15, 2009................     0       0       0       0       0      42       0       0       0       0
March 15, 2010................     0       0       0       0       0      18       0       0       0       0
March 15, 2011................     0       0       0       0       0       0       0       0       0       0
March 15, 2012................     0       0       0       0       0       0       0       0       0       0
March 15, 2013................     0       0       0       0       0       0       0       0       0       0
March 15, 2014................     0       0       0       0       0       0       0       0       0       0
March 15, 2015................     0       0       0       0       0       0       0       0       0       0
March 15, 2016................     0       0       0       0       0       0       0       0       0       0
March 15, 2017................     0       0       0       0       0       0       0       0       0       0
March 15, 2018................     0       0       0       0       0       0       0       0       0       0
March 15, 2019................     0       0       0       0       0       0       0       0       0       0
March 15, 2020................     0       0       0       0       0       0       0       0       0       0
March 15, 2021................     0       0       0       0       0       0       0       0       0       0
March 15, 2022................     0       0       0       0       0       0       0       0       0       0
March 15, 2023................     0       0       0       0       0       0       0       0       0       0
March 15, 2024................     0       0       0       0       0       0       0       0       0       0
March 15, 2025................     0       0       0       0       0       0       0       0       0       0
March 15, 2026................     0       0       0       0       0       0       0       0       0       0
March 15, 2027................     0       0       0       0       0       0       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   4.7     2.5     2.5     2.5     2.4     9.5     3.5     3.5     3.5     2.8

                                                 PC
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    160%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................    100     100     100     100     100
March 15, 2001................    100     100     100     100     100
March 15, 2002................    100     100     100     100      97
March 15, 2003................    100     100     100     100       0
March 15, 2004................    100       0       0       0       0
March 15, 2005................    100       0       0       0       0
March 15, 2006................    100       0       0       0       0
March 15, 2007................    100       0       0       0       0
March 15, 2008................    100       0       0       0       0
March 15, 2009................    100       0       0       0       0
March 15, 2010................    100       0       0       0       0
March 15, 2011................     88       0       0       0       0
March 15, 2012................     43       0       0       0       0
March 15, 2013................      0       0       0       0       0
March 15, 2014................      0       0       0       0       0
March 15, 2015................      0       0       0       0       0
March 15, 2016................      0       0       0       0       0
March 15, 2017................      0       0       0       0       0
March 15, 2018................      0       0       0       0       0
March 15, 2019................      0       0       0       0       0
March 15, 2020................      0       0       0       0       0
March 15, 2021................      0       0       0       0       0
March 15, 2022................      0       0       0       0       0
March 15, 2023................      0       0       0       0       0
March 15, 2024................      0       0       0       0       0
March 15, 2025................      0       0       0       0       0
March 15, 2026................      0       0       0       0       0
March 15, 2027................      0       0       0       0       0
March 15, 2028................      0       0       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................   12.8     4.5     4.5     4.5     3.1

---------------

 * Rounded to nearest whole percentage.
** The figures shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described above, the weighted average lives of Retail Class Units will vary among different investors.

                                                PD                                      PE
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    160%    250%    500%     0%     100%    160%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     100     100     100     100     100
March 15, 2001................   100     100     100     100     100     100     100     100     100     100
March 15, 2002................   100     100     100     100     100     100     100     100     100     100
March 15, 2003................   100     100     100     100      11     100     100     100     100     100
March 15, 2004................   100      95      95      95       0     100     100     100     100       0
March 15, 2005................   100      49      49      49       0     100     100     100     100       0
March 15, 2006................   100       6       6       6       0     100     100     100     100       0
March 15, 2007................   100       0       0       0       0     100      49      49      49       0
March 15, 2008................   100       0       0       0       0     100       0       0       0       0
March 15, 2009................   100       0       0       0       0     100       0       0       0       0
March 15, 2010................   100       0       0       0       0     100       0       0       0       0
March 15, 2011................   100       0       0       0       0     100       0       0       0       0
March 15, 2012................   100       0       0       0       0     100       0       0       0       0
March 15, 2013................    98       0       0       0       0     100       0       0       0       0
March 15, 2014................    77       0       0       0       0     100       0       0       0       0
March 15, 2015................    55       0       0       0       0     100       0       0       0       0
March 15, 2016................    31       0       0       0       0     100       0       0       0       0
March 15, 2017................     5       0       0       0       0     100       0       0       0       0
March 15, 2018................     0       0       0       0       0      64       0       0       0       0
March 15, 2019................     0       0       0       0       0      18       0       0       0       0
March 15, 2020................     0       0       0       0       0       0       0       0       0       0
March 15, 2021................     0       0       0       0       0       0       0       0       0       0
March 15, 2022................     0       0       0       0       0       0       0       0       0       0
March 15, 2023................     0       0       0       0       0       0       0       0       0       0
March 15, 2024................     0       0       0       0       0       0       0       0       0       0
March 15, 2025................     0       0       0       0       0       0       0       0       0       0
March 15, 2026................     0       0       0       0       0       0       0       0       0       0
March 15, 2027................     0       0       0       0       0       0       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  16.2     6.0     6.0     6.0     3.7    19.3     8.0     8.0     8.0     4.5

                                              PF AND QF
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    160%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................    100     100     100     100     100
March 15, 2001................    100     100     100     100     100
March 15, 2002................    100     100     100     100     100
March 15, 2003................    100     100     100     100     100
March 15, 2004................    100     100     100     100      93
March 15, 2005................    100     100     100     100      44
March 15, 2006................    100     100     100     100      11
March 15, 2007................    100     100     100     100       0
March 15, 2008................    100      96      96      96       0
March 15, 2009................    100      69      69      69       0
March 15, 2010................    100      46      46      46       0
March 15, 2011................    100      27      27      27       0
March 15, 2012................    100      11      11      11       0
March 15, 2013................    100       0       0       0       0
March 15, 2014................    100       0       0       0       0
March 15, 2015................    100       0       0       0       0
March 15, 2016................    100       0       0       0       0
March 15, 2017................    100       0       0       0       0
March 15, 2018................    100       0       0       0       0
March 15, 2019................    100       0       0       0       0
March 15, 2020................     83       0       0       0       0
March 15, 2021................     53       0       0       0       0
March 15, 2022................     20       0       0       0       0
March 15, 2023................      0       0       0       0       0
March 15, 2024................      0       0       0       0       0
March 15, 2025................      0       0       0       0       0
March 15, 2026................      0       0       0       0       0
March 15, 2027................      0       0       0       0       0
March 15, 2028................      0       0       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................   22.1    11.0    11.0    11.0     6.0

                                                PG                                      ZB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    160%    250%    500%     0%     100%    160%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     106     106      68       0       0
March 15, 2001................   100     100     100     100     100     113     113       0       0       0
March 15, 2002................   100     100     100     100     100     120     120       0       0       0
March 15, 2003................   100     100     100     100     100     127     127       0       0       0
March 15, 2004................   100     100     100     100     100     135     135       0       0       0
March 15, 2005................   100     100     100     100     100     143     143       0       0       0
March 15, 2006................   100     100     100     100     100     152     152       0       0       0
March 15, 2007................   100     100     100     100      80     161     161       0       0       0
March 15, 2008................   100     100     100     100      55     171     171       0       0       0
March 15, 2009................   100     100     100     100      38     182     182       0       0       0
March 15, 2010................   100     100     100     100      26     193     193       0       0       0
March 15, 2011................   100     100     100     100      17     205     205       0       0       0
March 15, 2012................   100     100     100     100      12     218     218       0       0       0
March 15, 2013................   100      97      97      97       8     231     231       0       0       0
March 15, 2014................   100      79      79      79       5     245     245       0       0       0
March 15, 2015................   100      64      64      64       4     261     261       0       0       0
March 15, 2016................   100      52      52      52       2     277     277       0       0       0
March 15, 2017................   100      42      42      42       2     294     294       0       0       0
March 15, 2018................   100      34      34      34       1     312     312       0       0       0
March 15, 2019................   100      27      27      27       1     331     158       0       0       0
March 15, 2020................   100      21      21      21       0     351       0       0       0       0
March 15, 2021................   100      16      16      16       0     373       0       0       0       0
March 15, 2022................   100      12      12      12       0     396       0       0       0       0
March 15, 2023................    77       9       9       9       0     421       0       0       0       0
March 15, 2024................    16       6       6       6       0     446       0       0       0       0
March 15, 2025................     4       4       4       4       0     474       0       0       0       0
March 15, 2026................     3       3       3       3       0     503       0       0       0       0
March 15, 2027................     1       1       1       1       0     371       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  24.5    18.2    18.2    18.2    10.0    28.1    20.0     1.2     0.4     0.2

                                           GROUP 1 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    160%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................     99      97      96      95      90
March 15, 2001................     98      92      89      84      71
March 15, 2002................     98      86      79      71      49
March 15, 2003................     97      79      71      59      34
March 15, 2004................     95      73      63      50      24
March 15, 2005................     94      68      56      41      16
March 15, 2006................     93      63      50      35      11
March 15, 2007................     92      58      44      29       8
March 15, 2008................     90      53      39      24       5
March 15, 2009................     89      49      34      20       4
March 15, 2010................     87      45      30      17       2
March 15, 2011................     85      41      27      14       2
March 15, 2012................     83      37      23      11       1
March 15, 2013................     81      34      20       9       1
March 15, 2014................     78      31      18       8       1
March 15, 2015................     75      28      15       6       0
March 15, 2016................     72      25      13       5       0
March 15, 2017................     69      22      11       4       0
March 15, 2018................     66      20      10       3       0
March 15, 2019................     62      17       8       3       0
March 15, 2020................     58      15       7       2       0
March 15, 2021................     53      13       6       2       0
March 15, 2022................     49      11       5       1       0
March 15, 2023................     43       9       4       1       0
March 15, 2024................     37       7       3       1       0
March 15, 2025................     31       5       2       0       0
March 15, 2026................     24       4       1       0       0
March 15, 2027................     17       2       1       0       0
March 15, 2028................      9       1       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................   20.8    11.3     8.8     6.4     3.7

                                    Group 2

                                                 A                                   AB AND AC
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    155%    300%    500%     0%     100%    155%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................    99      94      92      87      79      99      95      93      87      79
March 15, 2001................    98      86      80      66      47      98      86      81      67      48
March 15, 2002................    97      77      68      46      21      97      78      69      47      23
March 15, 2003................    95      69      57      30       3      95      70      58      32       5
March 15, 2004................    94      61      47      17       0      94      62      48      19       0
March 15, 2005................    92      53      38       6       0      92      55      39       9       0
March 15, 2006................    90      46      29       0       0      91      48      31       1       0
March 15, 2007................    89      40      22       0       0      89      41      24       0       0
March 15, 2008................    87      33      15       0       0      87      35      17       0       0
March 15, 2009................    84      28       9       0       0      85      30      12       0       0
March 15, 2010................    82      22       4       0       0      82      24       6       0       0
March 15, 2011................    79      17       0       0       0      80      19       2       0       0
March 15, 2012................    76      12       0       0       0      77      14       0       0       0
March 15, 2013................    73       7       0       0       0      74      10       0       0       0
March 15, 2014................    70       3       0       0       0      71       6       0       0       0
March 15, 2015................    66       0       0       0       0      67       2       0       0       0
March 15, 2016................    62       0       0       0       0      63       0       0       0       0
March 15, 2017................    58       0       0       0       0      59       0       0       0       0
March 15, 2018................    53       0       0       0       0      54       0       0       0       0
March 15, 2019................    48       0       0       0       0      49       0       0       0       0
March 15, 2020................    42       0       0       0       0      44       0       0       0       0
March 15, 2021................    36       0       0       0       0      38       0       0       0       0
March 15, 2022................    29       0       0       0       0      31       0       0       0       0
March 15, 2023................    22       0       0       0       0      24       0       0       0       0
March 15, 2024................    14       0       0       0       0      16       0       0       0       0
March 15, 2025................     5       0       0       0       0       8       0       0       0       0
March 15, 2026................     0       0       0       0       0       0       0       0       0       0
March 15, 2027................     0       0       0       0       0       0       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  17.9     7.0     5.1     3.0     2.0    18.1     7.2     5.3     3.1     2.0

                                                 BA
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    155%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................    100     100     100     100     100
March 15, 2001................    100     100     100     100     100
March 15, 2002................    100     100     100     100     100
March 15, 2003................    100     100     100     100     100
March 15, 2004................    100     100     100     100       0
March 15, 2005................    100     100     100     100       0
March 15, 2006................    100     100     100      23       0
March 15, 2007................    100     100     100       0       0
March 15, 2008................    100     100     100       0       0
March 15, 2009................    100     100     100       0       0
March 15, 2010................    100     100     100       0       0
March 15, 2011................    100     100      55       0       0
March 15, 2012................    100     100       0       0       0
March 15, 2013................    100     100       0       0       0
March 15, 2014................    100     100       0       0       0
March 15, 2015................    100      63       0       0       0
March 15, 2016................    100       0       0       0       0
March 15, 2017................    100       0       0       0       0
March 15, 2018................    100       0       0       0       0
March 15, 2019................    100       0       0       0       0
March 15, 2020................    100       0       0       0       0
March 15, 2021................    100       0       0       0       0
March 15, 2022................    100       0       0       0       0
March 15, 2023................    100       0       0       0       0
March 15, 2024................    100       0       0       0       0
March 15, 2025................    100       0       0       0       0
March 15, 2026................      0       0       0       0       0
March 15, 2027................      0       0       0       0       0
March 15, 2028................      0       0       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................   26.7    16.1    12.0     6.9     4.3

                                                BC                                      VA
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    155%    300%    500%     0%     100%    155%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100      85      85      85      85      85
March 15, 2001................   100     100     100     100     100      68      68      68      68      68
March 15, 2002................   100     100     100     100     100      51      51      51      51      51
March 15, 2003................   100     100     100     100     100      33      33      33      33      33
March 15, 2004................   100     100     100     100      15      13      13      13      13      13
March 15, 2005................   100     100     100     100       0       0       0       0       0       0
March 15, 2006................   100     100     100     100       0       0       0       0       0       0
March 15, 2007................   100     100     100      23       0       0       0       0       0       0
March 15, 2008................   100     100     100       0       0       0       0       0       0       0
March 15, 2009................   100     100     100       0       0       0       0       0       0       0
March 15, 2010................   100     100     100       0       0       0       0       0       0       0
March 15, 2011................   100     100     100       0       0       0       0       0       0       0
March 15, 2012................   100     100      65       0       0       0       0       0       0       0
March 15, 2013................   100     100      17       0       0       0       0       0       0       0
March 15, 2014................   100     100       0       0       0       0       0       0       0       0
March 15, 2015................   100     100       0       0       0       0       0       0       0       0
March 15, 2016................   100      75       0       0       0       0       0       0       0       0
March 15, 2017................   100      30       0       0       0       0       0       0       0       0
March 15, 2018................   100       0       0       0       0       0       0       0       0       0
March 15, 2019................   100       0       0       0       0       0       0       0       0       0
March 15, 2020................   100       0       0       0       0       0       0       0       0       0
March 15, 2021................   100       0       0       0       0       0       0       0       0       0
March 15, 2022................   100       0       0       0       0       0       0       0       0       0
March 15, 2023................   100       0       0       0       0       0       0       0       0       0
March 15, 2024................   100       0       0       0       0       0       0       0       0       0
March 15, 2025................   100       0       0       0       0       0       0       0       0       0
March 15, 2026................    85       0       0       0       0       0       0       0       0       0
March 15, 2027................     0       0       0       0       0       0       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  27.3    17.6    13.3     7.7     4.7     3.0     3.0     3.0     3.0     3.0

                                                 VB
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    155%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................    100     100     100     100     100
March 15, 2001................    100     100     100     100     100
March 15, 2002................    100     100     100     100     100
March 15, 2003................    100     100     100     100     100
March 15, 2004................    100     100     100     100     100
March 15, 2005................     93      93      93      93       0
March 15, 2006................     73      73      73      73       0
March 15, 2007................     51      51      51      51       0
March 15, 2008................     28      28      28       0       0
March 15, 2009................      3       3       3       0       0
March 15, 2010................      0       0       0       0       0
March 15, 2011................      0       0       0       0       0
March 15, 2012................      0       0       0       0       0
March 15, 2013................      0       0       0       0       0
March 15, 2014................      0       0       0       0       0
March 15, 2015................      0       0       0       0       0
March 15, 2016................      0       0       0       0       0
March 15, 2017................      0       0       0       0       0
March 15, 2018................      0       0       0       0       0
March 15, 2019................      0       0       0       0       0
March 15, 2020................      0       0       0       0       0
March 15, 2021................      0       0       0       0       0
March 15, 2022................      0       0       0       0       0
March 15, 2023................      0       0       0       0       0
March 15, 2024................      0       0       0       0       0
March 15, 2025................      0       0       0       0       0
March 15, 2026................      0       0       0       0       0
March 15, 2027................      0       0       0       0       0
March 15, 2028................      0       0       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................    8.0     8.0     8.0     7.6     5.3

                                                VC                                       Z
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    155%    300%    500%     0%     100%    155%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     106     106     106     106     106
March 15, 2001................   100     100     100     100     100     113     113     113     113     113
March 15, 2002................   100     100     100     100     100     120     120     120     120     120
March 15, 2003................   100     100     100     100     100     127     127     127     127     127
March 15, 2004................   100     100     100     100     100     135     135     135     135     135
March 15, 2005................   100     100     100     100      63     143     143     143     143     143
March 15, 2006................   100     100     100     100       0     152     152     152     152     151
March 15, 2007................   100     100     100     100       0     161     161     161     161     103
March 15, 2008................   100     100     100      74       0     171     171     171     171      71
March 15, 2009................   100     100     100      23       0     182     182     182     182      48
March 15, 2010................    92      92      92       0       0     193     193     193     167      33
March 15, 2011................    82      82      82       0       0     205     205     205     133      22
March 15, 2012................    72      72      72       0       0     218     218     218     106      15
March 15, 2013................    60      60      60       0       0     231     231     231      84      10
March 15, 2014................    49      49      28       0       0     245     245     245      66       7
March 15, 2015................    36      36       0       0       0     261     261     242      52       5
March 15, 2016................    23      23       0       0       0     277     277     209      40       3
March 15, 2017................     9       9       0       0       0     294     294     179      31       2
March 15, 2018................     0       0       0       0       0     304     294     153      24       1
March 15, 2019................     0       0       0       0       0     304     257     129      18       1
March 15, 2020................     0       0       0       0       0     304     222     107      14       1
March 15, 2021................     0       0       0       0       0     304     189      88      10       0
March 15, 2022................     0       0       0       0       0     304     158      71       7       0
March 15, 2023................     0       0       0       0       0     304     129      56       5       0
March 15, 2024................     0       0       0       0       0     304     101      42       4       0
March 15, 2025................     0       0       0       0       0     304      75      30       2       0
March 15, 2026................     0       0       0       0       0     304      50      20       1       0
March 15, 2027................     0       0       0       0       0     267      27      10       1       0
March 15, 2028................     0       0       0       0       0     139       5       2       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  14.7    14.7    13.8     9.5     6.2    28.9    23.5    20.8    14.6     9.6

                                           GROUP 2 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    155%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................     99      96      94      90      84
March 15, 2001................     98      90      86      75      61
March 15, 2002................     98      83      77      61      42
March 15, 2003................     97      77      69      49      29
March 15, 2004................     95      71      61      40      20
March 15, 2005................     94      66      55      32      14
March 15, 2006................     93      61      49      26      10
March 15, 2007................     92      56      43      21       7
March 15, 2008................     90      52      38      17       4
March 15, 2009................     89      47      34      13       3
March 15, 2010................     87      43      30      11       2
March 15, 2011................     85      40      26       8       1
March 15, 2012................     83      36      23       7       1
March 15, 2013................     81      33      20       5       1
March 15, 2014................     78      30      18       4       0
March 15, 2015................     75      27      15       3       0
March 15, 2016................     72      24      13       3       0
March 15, 2017................     69      21      11       2       0
March 15, 2018................     66      19      10       2       0
March 15, 2019................     62      16       8       1       0
March 15, 2020................     58      14       7       1       0
March 15, 2021................     53      12       6       1       0
March 15, 2022................     49      10       5       0       0
March 15, 2023................     43       8       4       0       0
March 15, 2024................     37       6       3       0       0
March 15, 2025................     31       5       2       0       0
March 15, 2026................     24       3       1       0       0
March 15, 2027................     17       2       1       0       0
March 15, 2028................      9       0       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................   20.8    11.0     8.6     5.2     3.3

                                    Group 3

                                                DF                              FT, ST, T AND TT**
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     100     100      94      87      57
March 15, 2001................   100     100     100     100     100     100     100      81      60       0
March 15, 2002................   100     100     100     100     100     100     100      65      27       0
March 15, 2003................   100     100     100     100     100     100     100      52       4       0
March 15, 2004................   100     100     100     100     100     100     100      43       0       0
March 15, 2005................    98      98      98      98      98     100     100      37       0       0
March 15, 2006................    92      92      92      92      92     100     100      33       0       0
March 15, 2007................    85      85      85      85      46     100     100      31       0       0
March 15, 2008................    78      78      78      78       0     100     100      30       0       0
March 15, 2009................    70      70      70      70       0     100     100      29       0       0
March 15, 2010................    62      62      62      62       0     100     100      28       0       0
March 15, 2011................    53      53      53      53       0     100     100      27       0       0
March 15, 2012................    44      44      44      44       0     100     100      26       0       0
March 15, 2013................    34      28      28      28       0     100     100      24       0       0
March 15, 2014................    24       0       0       0       0     100     100      23       0       0
March 15, 2015................    13       0       0       0       0     100     100      21       0       0
March 15, 2016................     1       0       0       0       0     100     100      19       0       0
March 15, 2017................     0       0       0       0       0     100     100      18       0       0
March 15, 2018................     0       0       0       0       0     100     100      17       0       0
March 15, 2019................     0       0       0       0       0     100     100      15       0       0
March 15, 2020................     0       0       0       0       0     100      91      14       0       0
March 15, 2021................     0       0       0       0       0     100      80      13       0       0
March 15, 2022................     0       0       0       0       0     100      70      11       0       0
March 15, 2023................     0       0       0       0       0     100      58       9       0       0
March 15, 2024................     0       0       0       0       0     100      47       7       0       0
March 15, 2025................     0       0       0       0       0     100      37       5       0       0
March 15, 2026................     0       0       0       0       0     100      27       4       0       0
March 15, 2027................     0       0       0       0       0     100      17       2       0       0
March 15, 2028................     0       0       0       0       0      65       7       1       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  12.0    11.6    11.6    11.6     7.9    29.2    24.8     8.3     2.3     1.0

                                                 GR                                      GS
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
March 15, 2000................     97      87      84      84      84     100     100     100     100     100
March 15, 2001................     93      63      52      52      30     100     100     100     100     100
March 15, 2002................     93      61      39      39       0     100     100     100     100       0
March 15, 2003................     93      61      30      30       0     100     100     100     100       0
March 15, 2004................     93      61      23      15       0     100     100     100     100       0
March 15, 2005................     93      61      18       2       0     100     100     100     100       0
March 15, 2006................     93      61      14       0       0     100     100     100      49       0
March 15, 2007................     93      61      11       0       0     100     100     100      12       0
March 15, 2008................     93      61       9       0       0     100     100     100       1       0
March 15, 2009................     93      60       7       0       0     100     100     100       1       0
March 15, 2010................     93      57       6       0       0     100     100     100       1       0
March 15, 2011................     93      52       4       0       0     100     100     100       1       0
March 15, 2012................     93      46       2       0       0     100     100     100       1       0
March 15, 2013................     93      40       1       0       0     100     100     100       1       0
March 15, 2014................     93      33       0       0       0     100     100      91       1       0
March 15, 2015................     93      25       0       0       0     100     100      77       1       0
March 15, 2016................     93      17       0       0       0     100     100      63       1       0
March 15, 2017................     93       9       0       0       0     100     100      50       1       0
March 15, 2018................     93       0       0       0       0     100     100      37       1       0
March 15, 2019................     93       0       0       0       0     100      32      26       1       0
March 15, 2020................     93       0       0       0       0     100      16      16       1       0
March 15, 2021................     93       0       0       0       0     100       7       7       1       0
March 15, 2022................     93       0       0       0       0     100       0       0       1       0
March 15, 2023................     93       0       0       0       0     100       0       0       1       0
March 15, 2024................     93       0       0       0       0     100       0       0       1       0
March 15, 2025................     73       0       0       0       0     100       0       0       1       0
March 15, 2026................     40       0       0       0       0     100       0       0       1       0
March 15, 2027................      4       0       0       0       0     100       0       0       1       0
March 15, 2028................      0       0       0       0       0       0       0       0       1       0
March 15, 2029................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   25.0     9.7     3.5     2.7     1.6    28.3    20.0    18.2     7.4     2.4

---------------

** The figures shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described above, the weighted average lives of Retail Class Units will vary among different investors.

                                                GT                                   TB AND UB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................    97      88      85      85      85     100     100     100     100     100
March 15, 2001................    94      67      57      57      37     100     100     100     100     100
March 15, 2002................    94      65      45      45       0      86       0       0       0       0
March 15, 2003................    94      65      37      37       0      69       0       0       0       0
March 15, 2004................    94      65      31      23       0      51       0       0       0       0
March 15, 2005................    94      65      26      12       0      31       0       0       0       0
March 15, 2006................    94      65      22       5       0       9       0       0       0       0
March 15, 2007................    94      65      20       1       0       0       0       0       0       0
March 15, 2008................    94      65      18       0       0       0       0       0       0       0
March 15, 2009................    94      64      17       0       0       0       0       0       0       0
March 15, 2010................    94      61      16       0       0       0       0       0       0       0
March 15, 2011................    94      57      14       0       0       0       0       0       0       0
March 15, 2012................    94      52      12       0       0       0       0       0       0       0
March 15, 2013................    94      46      11       0       0       0       0       0       0       0
March 15, 2014................    94      39       9       0       0       0       0       0       0       0
March 15, 2015................    94      33       8       0       0       0       0       0       0       0
March 15, 2016................    94      25       6       0       0       0       0       0       0       0
March 15, 2017................    94      18       5       0       0       0       0       0       0       0
March 15, 2018................    94      11       4       0       0       0       0       0       0       0
March 15, 2019................    94       3       3       0       0       0       0       0       0       0
March 15, 2020................    94       2       2       0       0       0       0       0       0       0
March 15, 2021................    94       1       1       0       0       0       0       0       0       0
March 15, 2022................    94       0       0       0       0       0       0       0       0       0
March 15, 2023................    94       0       0       0       0       0       0       0       0       0
March 15, 2024................    94       0       0       0       0       0       0       0       0       0
March 15, 2025................    75       0       0       0       0       0       0       0       0       0
March 15, 2026................    46       0       0       0       0       0       0       0       0       0
March 15, 2027................    14       0       0       0       0       0       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  25.3    10.7     5.0     3.2     1.7     5.0     2.5     2.5     2.5     2.4

                                              TE AND UE                             TF, TP AND TU
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
March 15, 2000................    100     100     100     100     100     100     100     100     100     100
March 15, 2001................    100     100     100     100     100     100     100     100     100     100
March 15, 2002................    100     100     100     100     100     100     100     100     100     100
March 15, 2003................    100     100     100     100      11     100     100     100     100     100
March 15, 2004................    100      95      95      95       0     100     100     100     100       0
March 15, 2005................    100      49      49      49       0     100     100     100     100       0
March 15, 2006................    100       6       6       6       0     100     100     100     100       0
March 15, 2007................    100       0       0       0       0     100      49      49      49       0
March 15, 2008................    100       0       0       0       0     100       0       0       0       0
March 15, 2009................    100       0       0       0       0     100       0       0       0       0
March 15, 2010................    100       0       0       0       0     100       0       0       0       0
March 15, 2011................    100       0       0       0       0     100       0       0       0       0
March 15, 2012................    100       0       0       0       0     100       0       0       0       0
March 15, 2013................    100       0       0       0       0     100       0       0       0       0
March 15, 2014................     85       0       0       0       0     100       0       0       0       0
March 15, 2015................     64       0       0       0       0     100       0       0       0       0
March 15, 2016................     40       0       0       0       0     100       0       0       0       0
March 15, 2017................     13       0       0       0       0     100       0       0       0       0
March 15, 2018................      0       0       0       0       0      78       0       0       0       0
March 15, 2019................      0       0       0       0       0      32       0       0       0       0
March 15, 2020................      0       0       0       0       0       0       0       0       0       0
March 15, 2021................      0       0       0       0       0       0       0       0       0       0
March 15, 2022................      0       0       0       0       0       0       0       0       0       0
March 15, 2023................      0       0       0       0       0       0       0       0       0       0
March 15, 2024................      0       0       0       0       0       0       0       0       0       0
March 15, 2025................      0       0       0       0       0       0       0       0       0       0
March 15, 2026................      0       0       0       0       0       0       0       0       0       0
March 15, 2027................      0       0       0       0       0       0       0       0       0       0
March 15, 2028................      0       0       0       0       0       0       0       0       0       0
March 15, 2029................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   16.5     6.0     6.0     6.0     3.7    19.6     8.0     8.0     8.0     4.5

                                           TG, TQ AND TV                                TH
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     100     100     100     100     100
March 15, 2001................   100     100     100     100     100     100     100     100     100     100
March 15, 2002................   100     100     100     100     100     100     100     100     100     100
March 15, 2003................   100     100     100     100     100     100     100     100     100     100
March 15, 2004................   100     100     100     100      92     100     100     100     100     100
March 15, 2005................   100     100     100     100      44     100     100     100     100     100
March 15, 2006................   100     100     100     100      10     100     100     100     100     100
March 15, 2007................   100     100     100     100       0     100     100     100     100      80
March 15, 2008................   100      96      96      96       0     100     100     100     100      55
March 15, 2009................   100      69      69      69       0     100     100     100     100      37
March 15, 2010................   100      46      46      46       0     100     100     100     100      26
March 15, 2011................   100      27      27      27       0     100     100     100     100      17
March 15, 2012................   100      11      11      11       0     100     100     100     100      12
March 15, 2013................   100       0       0       0       0     100      97      97      97       8
March 15, 2014................   100       0       0       0       0     100      79      79      79       5
March 15, 2015................   100       0       0       0       0     100      64      64      64       4
March 15, 2016................   100       0       0       0       0     100      52      52      52       2
March 15, 2017................   100       0       0       0       0     100      42      42      42       2
March 15, 2018................   100       0       0       0       0     100      34      34      34       1
March 15, 2019................   100       0       0       0       0     100      27      27      27       1
March 15, 2020................    90       0       0       0       0     100      21      21      21       0
March 15, 2021................    60       0       0       0       0     100      16      16      16       0
March 15, 2022................    28       0       0       0       0     100      12      12      12       0
March 15, 2023................     0       0       0       0       0      87       9       9       9       0
March 15, 2024................     0       0       0       0       0      27       7       7       7       0
March 15, 2025................     0       0       0       0       0       4       4       4       4       0
March 15, 2026................     0       0       0       0       0       3       3       3       3       0
March 15, 2027................     0       0       0       0       0       1       1       1       1       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  22.3    11.0    11.0    11.0     5.9    24.7    18.2    18.2    18.2    10.0

                                            TL, TR AND TW                           TM, TS AND TX
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
March 15, 2000................    100     100     100     100     100     100     100     100     100     100
March 15, 2001................    100     100     100     100     100     100     100     100     100     100
March 15, 2002................    100     100     100     100     100     100     100     100     100     100
March 15, 2003................    100     100     100     100     100     100     100     100     100     100
March 15, 2004................    100     100     100     100       0     100     100     100     100      78
March 15, 2005................    100     100     100     100       0     100     100     100     100      43
March 15, 2006................    100     100     100     100       0     100     100     100     100      19
March 15, 2007................    100       9       9       9       0     100     100     100     100       3
March 15, 2008................    100       0       0       0       0     100      80      80      80       0
March 15, 2009................    100       0       0       0       0     100      61      61      61       0
March 15, 2010................    100       0       0       0       0     100      45      45      45       0
March 15, 2011................    100       0       0       0       0     100      31      31      31       0
March 15, 2012................    100       0       0       0       0     100      20      20      20       0
March 15, 2013................    100       0       0       0       0     100      10      10      10       0
March 15, 2014................    100       0       0       0       0     100       2       2       2       0
March 15, 2015................    100       0       0       0       0     100       0       0       0       0
March 15, 2016................    100       0       0       0       0     100       0       0       0       0
March 15, 2017................    100       0       0       0       0     100       0       0       0       0
March 15, 2018................     60       0       0       0       0     100       0       0       0       0
March 15, 2019................      0       0       0       0       0      95       0       0       0       0
March 15, 2020................      0       0       0       0       0      76       0       0       0       0
March 15, 2021................      0       0       0       0       0      55       0       0       0       0
March 15, 2022................      0       0       0       0       0      32       0       0       0       0
March 15, 2023................      0       0       0       0       0       6       0       0       0       0
March 15, 2024................      0       0       0       0       0       0       0       0       0       0
March 15, 2025................      0       0       0       0       0       0       0       0       0       0
March 15, 2026................      0       0       0       0       0       0       0       0       0       0
March 15, 2027................      0       0       0       0       0       0       0       0       0       0
March 15, 2028................      0       0       0       0       0       0       0       0       0       0
March 15, 2029................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   19.1     7.6     7.6     7.6     4.3    22.1    11.0    11.0    11.0     5.9

                                                TN                                      TZ
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   100     100     100     100     100     107     107     107     107     107
March 15, 2001................   100     100     100     100     100     114     114     114     114     114
March 15, 2002................   100     100     100     100     100     121     121     121     121     121
March 15, 2003................   100     100     100     100     100     130     130     130     130     130
March 15, 2004................   100     100     100     100     100     138     138     138     138     138
March 15, 2005................   100     100     100     100     100     148     148     148     148     148
March 15, 2006................   100     100     100     100     100     157     157     157     157     157
March 15, 2007................   100     100     100     100     100     168     168     168     168     168
March 15, 2008................   100     100     100     100      73     179     179     179     179     165
March 15, 2009................   100     100     100     100      49     191     191     191     191     113
March 15, 2010................   100     100     100     100      33     204     204     204     204      77
March 15, 2011................   100     100     100     100      22     218     218     218     218      53
March 15, 2012................   100     100     100     100      14     232     232     232     232      36
March 15, 2013................   100     100     100     100       9     248     248     248     248      24
March 15, 2014................   100     100     100     100       5     264     239     239     239      16
March 15, 2015................   100      87      87      87       3     282     195     195     195      11
March 15, 2016................   100      70      70      70       1     301     158     158     158       7
March 15, 2017................   100      56      56      56       0     302     127     127     127       5
March 15, 2018................   100      44      44      44       0     302     102     102     102       3
March 15, 2019................   100      35      35      35       0     302      81      81      81       2
March 15, 2020................   100      27      27      27       0     302      63      63      63       1
March 15, 2021................   100      20      20      20       0     302      49      49      49       1
March 15, 2022................   100      15      15      15       0     302      37      37      37       1
March 15, 2023................   100      10      10      10       0     264      28      28      28       0
March 15, 2024................    35       7       7       7       0      80      20      20      20       0
March 15, 2025................     4       4       4       4       0      13      13      13      13       0
March 15, 2026................     2       2       2       2       0       8       8       8       8       0
March 15, 2027................     0       0       0       0       0       4       4       4       4       0
March 15, 2028................     0       0       0       0       0       1       1       1       1       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  24.9    19.3    19.3    19.3    10.6    24.7    18.9    18.9    18.9    11.4

                                                 UC                                      UD
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
March 15, 2000................    100     100     100     100     100     100     100     100     100     100
March 15, 2001................    100     100     100     100     100     100     100     100     100     100
March 15, 2002................    100      92      92      92       0     100     100     100     100      99
March 15, 2003................    100       8       8       8       0     100     100     100     100       0
March 15, 2004................    100       0       0       0       0     100       0       0       0       0
March 15, 2005................    100       0       0       0       0     100       0       0       0       0
March 15, 2006................    100       0       0       0       0     100       0       0       0       0
March 15, 2007................     89       0       0       0       0     100       0       0       0       0
March 15, 2008................     71       0       0       0       0     100       0       0       0       0
March 15, 2009................     50       0       0       0       0     100       0       0       0       0
March 15, 2010................     27       0       0       0       0     100       0       0       0       0
March 15, 2011................      3       0       0       0       0     100       0       0       0       0
March 15, 2012................      0       0       0       0       0      61       0       0       0       0
March 15, 2013................      0       0       0       0       0      14       0       0       0       0
March 15, 2014................      0       0       0       0       0       0       0       0       0       0
March 15, 2015................      0       0       0       0       0       0       0       0       0       0
March 15, 2016................      0       0       0       0       0       0       0       0       0       0
March 15, 2017................      0       0       0       0       0       0       0       0       0       0
March 15, 2018................      0       0       0       0       0       0       0       0       0       0
March 15, 2019................      0       0       0       0       0       0       0       0       0       0
March 15, 2020................      0       0       0       0       0       0       0       0       0       0
March 15, 2021................      0       0       0       0       0       0       0       0       0       0
March 15, 2022................      0       0       0       0       0       0       0       0       0       0
March 15, 2023................      0       0       0       0       0       0       0       0       0       0
March 15, 2024................      0       0       0       0       0       0       0       0       0       0
March 15, 2025................      0       0       0       0       0       0       0       0       0       0
March 15, 2026................      0       0       0       0       0       0       0       0       0       0
March 15, 2027................      0       0       0       0       0       0       0       0       0       0
March 15, 2028................      0       0       0       0       0       0       0       0       0       0
March 15, 2029................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................    9.9     3.5     3.5     3.5     2.8    13.2     4.5     4.5     4.5     3.1

                                                VE                                       R
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    195%    250%    500%     0%     100%    195%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................    85      85      85      85      85     100     100     100     100     100
March 15, 2001................    69      69      69      69      69     100     100     100     100     100
March 15, 2002................    51      51      51      51      51     100     100     100     100     100
March 15, 2003................    33      33      33      33      33     100     100     100     100     100
March 15, 2004................    13      13      13      13      13     100     100     100     100     100
March 15, 2005................     0       0       0       0       0     100     100     100     100     100
March 15, 2006................     0       0       0       0       0     100     100     100     100     100
March 15, 2007................     0       0       0       0       0     100     100     100     100     100
March 15, 2008................     0       0       0       0       0     100     100     100     100     100
March 15, 2009................     0       0       0       0       0     100     100     100     100     100
March 15, 2010................     0       0       0       0       0     100     100     100     100     100
March 15, 2011................     0       0       0       0       0     100     100     100     100     100
March 15, 2012................     0       0       0       0       0     100     100     100     100     100
March 15, 2013................     0       0       0       0       0     100     100     100     100     100
March 15, 2014................     0       0       0       0       0     100     100     100     100     100
March 15, 2015................     0       0       0       0       0     100     100     100     100     100
March 15, 2016................     0       0       0       0       0     100     100     100     100     100
March 15, 2017................     0       0       0       0       0     100     100     100     100     100
March 15, 2018................     0       0       0       0       0     100     100     100     100      68
March 15, 2019................     0       0       0       0       0     100     100     100     100      45
March 15, 2020................     0       0       0       0       0     100     100     100     100      29
March 15, 2021................     0       0       0       0       0     100     100     100     100      18
March 15, 2022................     0       0       0       0       0     100     100     100     100      12
March 15, 2023................     0       0       0       0       0     100     100     100     100       7
March 15, 2024................     0       0       0       0       0     100     100     100     100       4
March 15, 2025................     0       0       0       0       0     100     100     100     100       2
March 15, 2026................     0       0       0       0       0     100     100     100     100       1
March 15, 2027................     0       0       0       0       0      88      88      88      88       1
March 15, 2028................     0       0       0       0       0      19      19      19      19       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   3.0     3.0     3.0     3.0     3.0    28.5    28.5    28.5    28.5    20.4

                                           GROUP 3 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    195%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................     99      97      96      95      90
March 15, 2001................     99      92      87      84      71
March 15, 2002................     98      86      76      71      49
March 15, 2003................     97      80      66      59      34
March 15, 2004................     96      74      58      50      24
March 15, 2005................     95      68      50      42      16
March 15, 2006................     94      63      44      35      11
March 15, 2007................     92      58      38      29       8
March 15, 2008................     91      54      33      24       5
March 15, 2009................     89      49      28      20       4
March 15, 2010................     88      45      24      17       2
March 15, 2011................     86      41      21      14       2
March 15, 2012................     84      38      18      11       1
March 15, 2013................     82      34      15       9       1
March 15, 2014................     79      31      13       8       1
March 15, 2015................     77      28      11       6       0
March 15, 2016................     74      25       9       5       0
March 15, 2017................     71      22       8       4       0
March 15, 2018................     67      20       7       3       0
March 15, 2019................     64      18       5       3       0
March 15, 2020................     59      15       4       2       0
March 15, 2021................     55      13       4       2       0
March 15, 2022................     50      11       3       1       0
March 15, 2023................     45       9       2       1       0
March 15, 2024................     39       7       2       1       0
March 15, 2025................     32       6       1       0       0
March 15, 2026................     25       4       1       0       0
March 15, 2027................     18       2       0       0       0
March 15, 2028................      9       1       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................   21.0    11.4     7.7     6.5     3.7

                                    Group 4

                                             CA AND CE                                  CV
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    185%    300%    500%     0%     100%    185%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................    99      96      93      90      84      89      89      89      89      89
March 15, 2001................    98      89      82      72      57      77      77      77      77      77
March 15, 2002................    97      80      68      53      31      64      64      64      64      64
March 15, 2003................    96      73      57      38      13      51      51      51      51      51
March 15, 2004................    95      65      46      26       1      36      36      36      36      36
March 15, 2005................    93      58      37      15       0      21      21      21      21       0
March 15, 2006................    92      52      29       7       0       4       4       4       4       0
March 15, 2007................    90      46      22       0       0       0       0       0       0       0
March 15, 2008................    89      40      16       0       0       0       0       0       0       0
March 15, 2009................    87      35      10       0       0       0       0       0       0       0
March 15, 2010................    84      29       5       0       0       0       0       0       0       0
March 15, 2011................    82      25       1       0       0       0       0       0       0       0
March 15, 2012................    80      20       0       0       0       0       0       0       0       0
March 15, 2013................    77      16       0       0       0       0       0       0       0       0
March 15, 2014................    74      12       0       0       0       0       0       0       0       0
March 15, 2015................    70       8       0       0       0       0       0       0       0       0
March 15, 2016................    67       4       0       0       0       0       0       0       0       0
March 15, 2017................    63       1       0       0       0       0       0       0       0       0
March 15, 2018................    58       0       0       0       0       0       0       0       0       0
March 15, 2019................    54       0       0       0       0       0       0       0       0       0
March 15, 2020................    48       0       0       0       0       0       0       0       0       0
March 15, 2021................    43       0       0       0       0       0       0       0       0       0
March 15, 2022................    36       0       0       0       0       0       0       0       0       0
March 15, 2023................    30       0       0       0       0       0       0       0       0       0
March 15, 2024................    22       0       0       0       0       0       0       0       0       0
March 15, 2025................    14       0       0       0       0       0       0       0       0       0
March 15, 2026................     5       0       0       0       0       0       0       0       0       0
March 15, 2027................     0       0       0       0       0       0       0       0       0       0
March 15, 2028................     0       0       0       0       0       0       0       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  18.9     8.0     5.1     3.5     2.4     3.9     3.9     3.9     3.9     3.6

                                                 CW
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    185%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
March 15, 2000................    100     100     100     100     100
March 15, 2001................    100     100     100     100     100
March 15, 2002................    100     100     100     100     100
March 15, 2003................    100     100     100     100     100
March 15, 2004................    100     100     100     100     100
March 15, 2005................    100     100     100     100       0
March 15, 2006................    100     100     100     100       0
March 15, 2007................     80      80      80      80       0
March 15, 2008................     52      52      52       0       0
March 15, 2009................     22      22      22       0       0
March 15, 2010................      0       0       0       0       0
March 15, 2011................      0       0       0       0       0
March 15, 2012................      0       0       0       0       0
March 15, 2013................      0       0       0       0       0
March 15, 2014................      0       0       0       0       0
March 15, 2015................      0       0       0       0       0
March 15, 2016................      0       0       0       0       0
March 15, 2017................      0       0       0       0       0
March 15, 2018................      0       0       0       0       0
March 15, 2019................      0       0       0       0       0
March 15, 2020................      0       0       0       0       0
March 15, 2021................      0       0       0       0       0
March 15, 2022................      0       0       0       0       0
March 15, 2023................      0       0       0       0       0
March 15, 2024................      0       0       0       0       0
March 15, 2025................      0       0       0       0       0
March 15, 2026................      0       0       0       0       0
March 15, 2027................      0       0       0       0       0
March 15, 2028................      0       0       0       0       0
March 15, 2029................      0       0       0       0       0
Weighted Average
 Life (Years).................    9.0     9.0     9.0     8.2     5.6

                                                CZ                                GROUP 4 ASSETS
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    185%    300%    500%     0%     100%    185%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
March 15, 2000................   107     107     107     107     107      99      97      95      92      88
March 15, 2001................   114     114     114     114     114      99      91      86      78      66
March 15, 2002................   121     121     121     121     121      98      85      75      63      46
March 15, 2003................   130     130     130     130     130      97      78      66      51      32
March 15, 2004................   138     138     138     138     138      96      73      58      41      22
March 15, 2005................   148     148     148     148     141      95      67      51      33      15
March 15, 2006................   157     157     157     157      97      94      62      44      27      10
March 15, 2007................   168     168     168     168      66      92      57      39      22       7
March 15, 2008................   179     179     179     163      46      91      53      34      17       5
March 15, 2009................   191     191     191     131      31      89      49      29      14       3
March 15, 2010................   200     200     200     105      21      88      45      25      11       2
March 15, 2011................   200     200     200      84      15      86      41      22       9       2
March 15, 2012................   200     200     177      66      10      84      37      19       7       1
March 15, 2013................   200     200     152      53       7      82      34      16       6       1
March 15, 2014................   200     200     130      42       5      79      31      14       4       0
March 15, 2015................   200     200     111      33       3      77      28      12       3       0
March 15, 2016................   200     200      94      26       2      74      25      10       3       0
March 15, 2017................   200     200      79      20       1      71      22       8       2       0
March 15, 2018................   200     183      67      15       1      67      20       7       2       0
March 15, 2019................   200     161      55      12       1      64      17       6       1       0
March 15, 2020................   200     140      45       9       0      59      15       5       1       0
March 15, 2021................   200     120      37       7       0      55      13       4       1       0
March 15, 2022................   200     101      29       5       0      50      11       3       1       0
March 15, 2023................   200      83      23       4       0      45       9       2       0       0
March 15, 2024................   200      66      17       2       0      39       7       2       0       0
March 15, 2025................   200      50      12       2       0      32       5       1       0       0
March 15, 2026................   200      35       8       1       0      25       4       1       0       0
March 15, 2027................   165      21       5       1       0      18       2       0       0       0
March 15, 2028................    86       8       2       0       0       9       1       0       0       0
March 15, 2029................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  28.8    23.3    17.7    12.9     8.5    21.0    11.3     7.8     5.4     3.5

YIELD CONSIDERATIONS

     An investor seeking to maximize yield should make a decision whether to invest in any Class based on the anticipated yield of that Class resulting from its purchase price, the investor's own projection of Mortgage prepayment rates under a variety of scenarios and, in the case of the Floating Rate and Inverse Floating Rate Classes, the investor's own projection of levels of LIBOR under a variety of scenarios. Freddie Mac makes no representation regarding Mortgage prepayment rates, the level of LIBOR or the yield of any Class.

     Prepayments: Effect on Yields

     The yields to investors will be sensitive in varying degrees to the rate of prepayments on the underlying Mortgages. In the case of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts, faster than anticipated rates of Mortgage principal payments could result in actual yields to investors that are lower than the anticipated yields. Investors in the Interest Only Classes should also consider the risk that rapid rates of Mortgage principal payments could result in the failure of investors to fully recover their investments. In the case of the Principal Only Classes and any other Classes purchased at a discount to their principal amounts, slower than anticipated rates of principal payments could result in actual yields to investors that are lower than the anticipated yields.

     Rapid rates of prepayments on the Mortgages are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor may be able to reinvest amounts received as principal payments on the investor's Class may be lower than the yield on that Class. Conversely, slow rates of prepayments on the Mortgages are likely to coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high rates may be relatively low.

     The Mortgages will not prepay at any constant rate until maturity, nor will all of the Mortgages prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on the Mortgages, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the Closing Date is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments.

     LIBOR: Effect on Yields of the Floating Rate and Inverse Floating Rate Classes

     Investors in the Floating Rate Classes should consider the risk that lower than anticipated levels of LIBOR could result in actual yields to investors that are lower than the anticipated yields and the fact that their Class Coupons cannot exceed their specified maximum rates. Conversely, investors in the Inverse Floating Rate Classes should consider the risk that higher than anticipated levels of LIBOR could result in actual yields to investors that are significantly lower than the anticipated yields and the fact that their Class Coupons can fall as low as 0%.

     Changes in LIBOR may not correlate with changes in mortgage interest rates. It is possible that lower prevailing mortgage interest rates (which would be expected to result in faster prepayments) could occur concurrently with a higher level of LIBOR. Conversely, higher prevailing mortgage interest rates (which would be expected to result in slower prepayments) could occur concurrently with a lower level of LIBOR.

     LIBOR will not remain constant at any level. The timing of changes in the level of LIBOR may affect the actual yield to an investor, even if the average level is consistent with the investor's expectation. In general, the earlier a change in the level of LIBOR, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of a LIBOR level that is higher (or lower) than the rate anticipated by the investor during earlier periods is not likely to be offset by a later equivalent reduction (or increase).

     Payment Delay: Effect on Yields

     The effective yield on any interest-bearing Class will be less than the yield otherwise produced by its Class Coupon and purchase price because (i) on the first Payment Date 30 days' interest will be payable on

(or, in the case of an Accrual Class, added to the principal amount of) that Class even though interest began to accrue approximately 45 days earlier and
(ii) on each subsequent Payment Date the interest payable will accrue during the related Accrual Period, which will end approximately 15 days earlier.

     Yield Tables

     The following tables show the pre-tax yields to maturity (corporate bond equivalent) of the Principal Only, Interest Only and Inverse Floating Rate Classes (i) at various constant percentages of PSA and (ii) in the case of the Inverse Floating Rate Classes, at various constant levels of LIBOR. The tables for the Interest Only Classes also show annual and total interest payments on those Classes. Freddie Mac has prepared these tables using the Modeling Assumptions and the assumed purchase prices shown in the table captions. Where the assumed price is expressed as a dollar amount, it includes accrued interest. Where the assumed price is expressed as a percentage of original principal amount, it excludes accrued interest and Freddie Mac has added accrued interest, if any, in calculating the yields shown. The assumed prices are not necessarily those at which actual sales will occur.

                      INTEREST PAYMENTS AND PRE-TAX YIELDS

                                    Group 1

                                    K CLASS
                            (ASSUMED PRICE: 57.75%)

100% PSA   160% PSA   250% PSA   500% PSA
--------   --------   --------   --------
  2.2%       3.5%       26.0%      59.2%

                                    KF CLASS
                         (ASSUMED PRICE: $1,565,546.15)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         250%        427%        500%
                     ------------------                        ---       -------       ----        ----
March 15, 2000.............................................. $    226    $    226    $    226    $    226
March 15, 2001..............................................      226         226         226         226
March 15, 2002..............................................      226         226         226         226
March 15, 2003..............................................      226         226         226         226
March 15, 2004..............................................      226         226         226         226
March 15, 2005..............................................      226         226         219         156
March 15, 2006..............................................      226         226         140          63
March 15, 2007..............................................      226         226          64           6
March 15, 2008..............................................      226         226          10           0
March 15, 2009..............................................      226         188           0           0
March 15, 2010..............................................      226         132           0           0
March 15, 2011..............................................      226          84           0           0
March 15, 2012..............................................      214          45           0           0
March 15, 2013..............................................      165          11           0           0
March 15, 2014..............................................      114           0           0           0
March 15, 2015..............................................       64           0           0           0
March 15, 2016..............................................       15           0           0           0
March 15, 2017 and after....................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  3,289    $  2,498    $  1,566    $  1,357
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    12.2%        9.4%        0.0%      (4.5)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    SA CLASS
                             (ASSUMED PRICE: 93.0%)

         LIBOR            100% PSA   160% PSA   250% PSA   500% PSA
         -----            --------   --------   --------   --------
3.96344%................    18.5%      18.7%      21.0%      24.5%
4.96344.................    12.4       12.6       15.1       18.7
6.00672.................     6.2        6.4        9.1       12.7
7.05000 and Higher......     0.3        0.4        3.2        6.8

                                    Group 3

                                    JF CLASS
                         (ASSUMED PRICE: $1,451,258.34)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         250%        412%        500%
                     ------------------                        ---       -------       ----        ----
March 15, 2000.............................................. $    273    $    273    $    273    $    273
March 15, 2001..............................................      273         273         273         273
March 15, 2002..............................................      273         273         273         273
March 15, 2003..............................................      273         273         273         273
March 15, 2004..............................................      273         273         270         140
March 15, 2005..............................................      273         273          88           0
March 15, 2006..............................................      273         273           0           0
March 15, 2007..............................................      273         219           0           0
March 15, 2008..............................................      273          63           0           0
March 15, 2009..............................................      273           0           0           0
March 15, 2010..............................................      215           0           0           0
March 15, 2011..............................................       99           0           0           0
March 15, 2012..............................................        8           0           0           0
March 15, 2013 and after....................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  3,055    $  2,195    $  1,451    $  1,233
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    16.1%       11.4%        0.0%      (6.9)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    JG CLASS
                         (ASSUMED PRICE: $3,225,745.53)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         250%        465%        500%
                     ------------------                        ---       -------       ----        ----
March 15, 2000.............................................. $    505    $    505    $    505    $    505
March 15, 2001..............................................      505         505         505         505
March 15, 2002..............................................      505         505         505         505
March 15, 2003..............................................      505         505         505         505
March 15, 2004..............................................      505         505         505         504
March 15, 2005..............................................      505         505         428         346
March 15, 2006..............................................      505         505         215         138
March 15, 2007..............................................      505         505          58          12
March 15, 2008..............................................      505         504           0           0
March 15, 2009..............................................      505         420           0           0
March 15, 2010..............................................      505         294           0           0
March 15, 2011..............................................      505         188           0           0
March 15, 2012..............................................      482          99           0           0
March 15, 2013..............................................      376          25           0           0
March 15, 2014..............................................      264           0           0           0
March 15, 2015..............................................      152           0           0           0
March 15, 2016..............................................       42           0           0           0
March 15, 2017 and after....................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  7,376    $  5,571    $  3,226    $  3,020
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    13.9%       11.2%        0.0%      (2.1)%

                                    JI CLASS
                         (ASSUMED PRICE: $3,780,574.33)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         257%        392%        500%
                     ------------------                        ---       -------       ----        ----
March 15, 2000.............................................. $  1,067    $  1,067    $  1,067    $  1,067
March 15, 2001..............................................    1,067       1,067       1,067       1,067
March 15, 2002..............................................    1,007         968         968         896
March 15, 2003..............................................      847         679         558         214
March 15, 2004..............................................      658         377         121           3
March 15, 2005..............................................      469         185           0           0
March 15, 2006..............................................      288          73           0           0
March 15, 2007..............................................      187           2           0           0
March 15, 2008..............................................      112           0           0           0
March 15, 2009..............................................       37           0           0           0
March 15, 2010 and after....................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  5,740    $  4,418    $  3,782    $  3,247
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    15.8%        7.2%        0.0%      (9.3)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    JL CLASS
                          (ASSUMED PRICE: $390,343.56)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         251%        407%        500%
                     ------------------                        ---       -------       ----        ----
March 15, 2000.............................................. $     76    $    76     $     76    $     76
March 15, 2001..............................................       76         76           76          76
March 15, 2002..............................................       76         76           76          76
March 15, 2003..............................................       76         76           76          76
March 15, 2004..............................................       76         76           75          26
March 15, 2005..............................................       76         76           12           0
March 15, 2006..............................................       76         76            0           0
March 15, 2007..............................................       76         49            0           0
March 15, 2008..............................................       76          1            0           0
March 15, 2009..............................................       76          0            0           0
March 15, 2010..............................................       47          0            0           0
March 15, 2011..............................................        3          0            0           0
March 15, 2012 and after....................................        0          0            0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $    807    $   579     $    390    $    329
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    16.4%      11.4%         0.0%      (7.6)%

                                    JM CLASS
                         (ASSUMED PRICE: $2,235,886.59)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         250%        466%        500%
                     ------------------                        ---       -------       ----        ----
March 15, 2000.............................................. $    350    $    350    $    350    $    350
March 15, 2001..............................................      350         350         350         350
March 15, 2002..............................................      350         350         350         350
March 15, 2003..............................................      350         350         350         350
March 15, 2004..............................................      350         350         348         333
March 15, 2005..............................................      350         350         255         213
March 15, 2006..............................................      350         350         147         110
March 15, 2007..............................................      350         350          69          39
March 15, 2008..............................................      350         321          15           1
March 15, 2009..............................................      350         249           0           0
March 15, 2010..............................................      350         187           0           0
March 15, 2011..............................................      337         134           0           0
March 15, 2012..............................................      283          91           0           0
March 15, 2013..............................................      227          54           0           0
March 15, 2014..............................................      172          23           0           0
March 15, 2015..............................................      117           2           0           0
March 15, 2016..............................................       62           0           0           0
March 15, 2017..............................................       11           0           0           0
March 15, 2018 and after....................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  5,059    $  3,860    $  2,234    $  2,096
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    13.7%       11.1%        0.0%      (2.1)%

---------------
* Total payments may not equal sums of columns due to rounding.

                                    ST CLASS
                             (ASSUMED PRICE: 89.0%)

         LIBOR            100% PSA   195% PSA   250% PSA   500% PSA
         -----            --------   --------   --------   --------
3.96344%................    15.5%      17.1%      20.1%      26.5%
4.96344.................    10.4       11.9       15.2       21.6
6.00672.................     5.4        6.7       10.2       16.6
7.05000 and Higher......     0.5        1.5        5.3       11.7

                                    T CLASS
                             (ASSUMED PRICE: 63.0%)

100% PSA   195% PSA   250% PSA   500% PSA
--------   --------   --------   --------
  1.9%       7.5%       22.5%      52.2%

                                    Group 4

                                    CI CLASS
                          (ASSUMED PRICE: $295,264.55)
                            (PAYMENTS IN THOUSANDS)

                                                                       PSA PREPAYMENT ASSUMPTION
                  TWELVE CONSECUTIVE                    --------------------------------------------------------
                    MONTHS THROUGH                        100%        185%        300%        373%        500%
                  ------------------                      ----        ----        ----        ----        ----
March 15, 2000......................................... $     97    $     96    $     94    $     94    $     92
March 15, 2001.........................................       91          87          81          77          71
March 15, 2002.........................................       83          74          62          55          44
March 15, 2003.........................................       76          62          45          36          22
March 15, 2004.........................................       68          51          32          21           7
March 15, 2005.........................................       61          41          20          10           0
March 15, 2006.........................................       54          33          11           2           0
March 15, 2007.........................................       48          25           4           0           0
March 15, 2008.........................................       42          19           0           0           0
March 15, 2009.........................................       37          13           0           0           0
March 15, 2010.........................................       32           7           0           0           0
March 15, 2011.........................................       27           3           0           0           0
March 15, 2012.........................................       22           0           0           0           0
March 15, 2013.........................................       18           0           0           0           0
March 15, 2014.........................................       14           0           0           0           0
March 15, 2015.........................................       10           0           0           0           0
March 15, 2016.........................................        6           0           0           0           0
March 15, 2017.........................................        3           0           0           0           0
March 15, 2018 and after...............................        0           0           0           0           0
                                                        --------    --------    --------    --------    --------
Total Payments*........................................ $    789    $    510    $    350    $    295    $    236
                                                        ========    ========    ========    ========    ========
Pre-Tax Yield..........................................    26.7%       19.2%        7.7%        0.0%     (13.5)%

---------------
* Total payments may not equal sums of columns due to rounding.

     The Mortgages will not prepay at any constant rate until maturity, nor will LIBOR remain constant at any level. Moreover, the Mortgages have characteristics that differ from those of the Modeling Assumptions. Therefore, the actual pre-tax yield of any Class may differ from any of those shown in the table for that Class, even if purchased at the assumed price shown, and the actual annual and total payments for the Interest Only Classes may also differ from any of those shown in the tables for those Classes.

                              FINAL PAYMENT DATES

     The Final Payment Date for each Class is the latest date by which it will be retired. The assumptions used in calculating the Final Payment Dates are highly conservative, and the actual retirement of any Class may occur earlier than its Final Payment Date.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Subject to the assumptions described in "Certain Federal Income Tax Consequences -- REMIC Election" in the Offering Circular, the Upper-Tier REMIC Pool and the Lower-Tier REMIC Pool will each qualify as a REMIC for federal income tax purposes.

     The arrangement pursuant to which the MACR Classes are created, sold and administered (the "MACR Pool") will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code. The interests in the Regular Classes that have been exchanged with Freddie Mac for the MACR Classes (including any exchanges effective on the Closing Date) will be the assets of the MACR Pool and the MACR Classes will represent beneficial ownership of these assets.

REGULAR CLASSES

     The Regular Classes will be the "regular interests" in the Upper-Tier REMIC Pool. The Regular Classes will be treated as debt instruments for federal income tax purposes and may be issued with original issue discount ("OID") or at a premium. Based in part on the level of LIBOR as of the date of this Supplement and assumptions regarding the initial prices at which substantial portions of the Regular Classes will be sold to the public, Freddie Mac expects to report income to the Internal Revenue Service and to Holders of the Regular Classes assuming they are issued as follows:

        - OID: BA, BC, CI, CZ, GC, JI, K, KF, QF, SA, ST, T, TN, TZ, VC, Z and ZB Classes.

        - De Minimis OID: A, AB, CW, FA, FT, GA, GB, GR, GS, GT, PE, PF, PG, TH,
                          TT, UE, UU and VV Classes.

        - Premium:  CA, CE, CV, DF, PA, PB, PC, PD, TB, TE, TF, TG, TL, TM, UB,
                    UC, UD, VA, VB and VE Classes.

OID generally will result in recognition of taxable income in advance of the receipt of cash attributable to such income. The "Prepayment Assumption" used in determining whether OID is de minimis and in computing the rate of accrual of OID or the amortization of premium is 160% PSA for the Group 1 Classes, 155% PSA for the Group 2 Classes, 195% PSA for the Group 3 Classes and 185% PSA for the Group 4 Classes. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Original Issue Discount" and "-- Premium" in the Offering Circular. With respect to Regular Classes issued with OID, investors may obtain the information required by Treasury regulation section 1.6049-7(g) by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

     Freddie Mac intends to report any original issue or market discount or premium with respect to the Floating Rate Classes assuming that each variable rate is a fixed rate equal to the value of the variable rate as of the date of this Supplement. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Floating Rate and Inverse Floating Rate Classes" in the Offering Circular.

RESIDUAL CLASSES

     The R Class will be the "residual interest" in the Upper-Tier REMIC Pool and the RS Class will be the "residual interest" in the Lower-Tier REMIC Pool. Special tax considerations apply to the Residual Classes. The taxation of the Residual Classes can produce a significantly less favorable after-tax return than if (i) the Residual Classes were taxable as debt instruments or (ii) no portion of the taxable income on the Residual Classes were treated as "excess inclusions." In certain periods, taxable income and the resulting tax liability on the R Class may exceed any payments on that Class. See "Certain Federal Income Tax Consequences -- Taxation of Residual Classes" in the Offering Circular. In addition, a substantial tax may be imposed on certain transferors of a Residual Class and certain beneficial owners of such a Class that are "pass-through entities." See "Certain Federal Income Tax
Consequences -- Transfers of Interests in a Residual Class -- Disqualified Organizations" in the Offering Circular. Investors should not purchase a Residual Class before consulting their tax advisors.

     Certain Transfers of Residual Classes

     The REMIC Regulations (as defined under "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular) disregard:

        - A transfer of a "noneconomic residual" unless no significant purpose of the transfer is to impede the assessment or collection of tax; and

        - Except in certain cases, a transfer of a residual interest to a foreign investor or a transfer of a residual interest from a foreign investor to a U.S. investor (accordingly, the Agreement prohibits the transfer of an interest in a Residual Class to or from a foreign investor without Freddie Mac's written consent).

In such cases, the transferor would continue to be treated as the owner of the residual interest and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. See "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular.

     Residual Classes with Negative Fair Market Values

     The federal income tax consequences of any consideration paid to a transferee on a transfer of a Residual Class are unclear. The REMIC Regulations do not address whether a residual interest could have a negative basis and a negative issue price. The preamble indicates that the Internal Revenue Service is considering the tax treatment of these types of residual interests. Any transferee receiving consideration should consult its tax advisors.

     Reporting and Administrative Matters

     Freddie Mac will furnish Holders of the Residual Classes the information it deems necessary or appropriate to enable them to prepare any reports required under the Internal Revenue Code or applicable Treasury regulations. Freddie Mac does not intend to hold the Residual Classes for its account, and applicable law may not permit Freddie Mac to perform tax administrative functions for the REMIC Pools. Accordingly, the Holders of a Residual Class may have certain tax administrative obligations (for which Freddie Mac will act as attorney-in-fact and agent). See "Certain Federal Income Tax Consequences -- Reporting and Administrative Matters" in the Offering Circular.

MACR CLASSES

     For a discussion of certain federal income tax consequences applicable to the MACR Classes, see "Certain Federal Income Tax Consequences -- Taxation of MACR Classes," "-- Exchanges of MACR Classes and Regular Classes" and
"-- Taxation of Certain Foreign Investors" in the Offering Circular.

             LEGAL INVESTMENT CONSIDERATIONS; ERISA CONSIDERATIONS

     Investors should consult their legal advisors to determine whether and to what extent any Classes constitute legal investments for such investors. An institution under the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, the Department of the Treasury or any other federal or state agency with similar authority should review any applicable regulations, policy statements and guidelines before purchasing or pledging any Class. See "Legal Investment Considerations" in the Offering Circular. Fiduciaries of ERISA plans should review "ERISA Considerations" in the Offering Circular.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions of the Purchase Agreement between Freddie Mac and the Underwriter, Freddie Mac has agreed to sell, and the Underwriter has agreed to purchase, all of the REMIC Certificates, if any are sold and purchased.

     The Underwriter proposes to offer the Securities directly to the public from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest, if any, from March 1, 1999. The Securities are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. The Underwriter may effect such transactions by sales to or through certain securities dealers (which may include Freddie Mac through its Securities Sales and Trading Group). Such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriter and/or commissions from any purchasers for which they act as agents.

     The TT, UU and VV Classes are Retail Classes; the sales commission charged to a retail investor will be a higher percentage of the sales price than the commission charged to an institutional investor in any non-Retail Class.

     The Purchase Agreement provides that Freddie Mac will indemnify the Underwriter against certain liabilities.

     It is expected that (i) the Regular Classes (other than the Retail Classes) and MACR Classes will be available for deposit (in book-entry form) at any Federal Reserve Bank, (ii) the Retail Classes will be available through the book-entry facilities of the Retail Depository, and (iii) the Residual Classes will be available (in certificated form) at the offices of the Underwriter, on or about the Closing Date.

                                 LEGAL MATTERS

     The legality of the Securities will be passed upon for Freddie Mac by Maud Mater, Esq., Executive Vice President -- General Counsel and Secretary of Freddie Mac. Certain legal matters relating to the Securities will be passed upon for the Underwriter by Milbank, Tweed, Hadley & McCloy LLP.

                                                                      APPENDIX 1
                             AVAILABLE COMBINATIONS

                   REMIC CERTIFICATES                                             MACR CERTIFICATES
--------------------------------------------------------   ----------------------------------------------------------------
                                                           RELATED     MAXIMUM ORIGINAL
                     ORIGINAL PRINCIPAL      EXCHANGE       MACR     PRINCIPAL OR NOTIONAL      EXCHANGE      PRINCIPAL OR
       CLASS               AMOUNT         PROPORTIONS(1)   CLASSES    PRINCIPAL AMOUNT(2)    PROPORTIONS(1)   OTHER TYPE(3)
       -----         ------------------   --------------   -------   ---------------------   --------------   -------------
COMBINATION 1
A                       $314,879,000      97.2599227799%    AC           $323,750,000             100%           SEQ
BA                         8,871,000       2.7400772201
COMBINATION 2
TF                      $ 54,647,700          100%          JF           $  4,203,669             N/A          NTL(PAC)
                                                            TP             54,647,700             N/A            PAC
                                                            TU             54,647,700             N/A            PAC
COMBINATION 3
TG                      $100,990,000          100%          JG           $  7,768,461             N/A          NTL(PAC)
                                                            TQ            100,990,000             N/A            PAC
                                                            TV            100,990,000             N/A            PAC
COMBINATION 4
TL                      $ 15,137,000          100%          JL           $  1,164,384             N/A          NTL(PAC)
                                                            TR             15,137,000             N/A            PAC
                                                            TW             15,137,000             N/A            PAC
COMBINATION 5
TM                      $ 70,000,000          100%          JM           $  5,384,615             N/A          NTL(PAC)
                                                            TS             70,000,000             N/A            PAC
                                                            TX             70,000,000             N/A            PAC

                                             MACR CERTIFICATES
-------------------  -----------------------------------------------------------------

                     CLASS    INTEREST    CUSIP      FINAL PAYMENT    WEIGHTED AVERAGE
       CLASS         COUPON   TYPE(3)    NUMBER         DATE(4)           LIFE(5)
       -----         ------   --------  ---------  -----------------  ----------------
COMBINATION 1
A                     6.00%     FIX     3133TJ Q 8 9 February 15, 2026        5.3 Yrs
BA
COMBINATION 2
TF                    6.50%   FIX/IO    3133TJ Q S 5    March 15, 2024       --
                      6.25      FIX     3133TJ R N 5    March 15, 2024        8.0 Yrs
                      6.00      FIX     3133TJ R T 2    March 15, 2024        8.0
COMBINATION 3
TG                    6.50%   FIX/IO    3133TJ Q T 3     July 15, 2027       --
                      6.25      FIX     3133TJ R P 0     July 15, 2027       11.0 Yrs
                      6.00      FIX     3133TJ R U 9     July 15, 2027       11.0
COMBINATION 4
TL                    6.50%   FIX/IO    3133TJ Q V 8    March 15, 2023       --
                      6.25      FIX     3133TJ R Q 8    March 15, 2023        7.6 Yrs
                      6.00      FIX     3133TJ R V 7    March 15, 2023        7.6
COMBINATION 5
TM                    6.50%   FIX/IO    3133TJQW6   January 15, 2028        --
                      6.25      FIX     3133TJ R R 6  January 15, 2028       11.0 Yrs
                      6.00      FIX     3133TJ R W 5  January 15, 2028       11.0

---------------

(1) Exchange proportions shown are constant proportions of the original principal amounts of the Classes of REMIC Certificates or MACR Certificates. In accordance with the exchange proportions, REMIC Certificates may be exchanged for MACR Certificates, and vice versa. The exchange proportions are not applicable to the MACR Certificates of Combinations 2, 3, 4 and 5. See "MACR Certificates -- Exchanges" in the Offering Circular for the constraints applicable to exchanges and examples of exchanges of REMIC Certificates and "ratio-stripping" MACR Classes of the type available in Combinations 2, 3, 4 and 5.
(2) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(3) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(4) See "Final Payment Dates" in this Supplement.
(5) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 155% PSA for the MACR Class of Combination 1 and 195% PSA for the MACR Classes of the other Combinations. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the MACR Classes may differ significantly from those shown.

----------------------------------------------------------
----------------------------------------------------------

THIS SUPPLEMENT, TOGETHER WITH THE OFFERING CIRCULAR, CONSTITUTES AN OFFER TO SELL ONLY THE SECURITIES OFFERED HEREBY. FREDDIE MAC HAS NOT AUTHORIZED ANY BROKER, DEALER OR SALESPERSON, OR ANYONE ELSE, TO MAKE ANY STATEMENTS, WRITTEN OR ORAL, IN CONNECTION WITH THE OFFER, EXCEPT FOR THOSE CONTAINED IN THIS SUPPLEMENT AND IN THE OTHER DOCUMENTS AND SOURCES OF INFORMATION PREPARED BY FREDDIE MAC THAT ARE LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT. INVESTORS MUST NOT RELY ON ANY OTHER STATEMENTS AS HAVING BEEN AUTHORIZED BY EITHER FREDDIE MAC OR THE UNDERWRITER. THIS SUPPLEMENT AND THE OFFERING CIRCULAR DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES BY ANYONE IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL, OR WHERE THE PERSON MAKING SUCH AN OFFER OR SOLICITATION WOULD NOT BE QUALIFIED TO DO SO, OR TO ANYONE TO WHOM IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. FREDDIE MAC MAKES NO REPRESENTATION THAT THE STATEMENTS IN THIS SUPPLEMENT OR ANY OTHER DOCUMENT WILL BE CORRECT AT ANY TIME AFTER THE DATE OF SUCH DOCUMENT, EVEN THOUGH DELIVERY OF THE DOCUMENT AND THE SALE OF THE SECURITIES TAKE PLACE ON A LATER DATE.

                            ------------------------

                               TABLE OF CONTENTS

                   DESCRIPTION                       PAGE
                   -----------                       ----
               OFFERING CIRCULAR SUPPLEMENT
Certain Risk Considerations......................     S-2
Terms Sheet......................................     S-3
Available Information............................     S-9
General Information..............................     S-9
    The Agreement................................     S-9
    Form of Securities...........................     S-9
    Holders......................................    S-10
    Structure of Transaction.....................    S-10
    The Mortgages................................    S-11
Payments.........................................    S-11
    Payment Dates; Record Dates..................    S-11
    Method of Payment............................    S-11
    Interest.....................................    S-11
    Principal....................................    S-13
    Retail Class Principal Payments..............    S-20
    Class Factors................................    S-23
    Guarantees...................................    S-23
    Optional Redemption..........................    S-23
    Residual Proceeds............................    S-23
Prepayment and Yield Analysis....................    S-24
    General......................................    S-24
    Prepayment and Weighted Average Life
      Considerations.............................    S-26
    Yield Considerations.........................    S-40
Final Payment Dates..............................    S-46
Certain Federal Income Tax Consequences..........    S-46
    General......................................    S-46
    Regular Classes..............................    S-46
    Residual Classes.............................    S-47
    MACR Classes.................................    S-47
Legal Investment Considerations; ERISA
  Considerations.................................    S-48
Plan of Distribution.............................    S-48
Legal Matters....................................    S-48
Appendix 1 -- Available Combinations.............     A-1
                     OFFERING CIRCULAR
Offering Circular Summary........................       3
Freddie Mac......................................       9
Availability of Information and Incorporation by
  Reference......................................       9
Description of Securities........................       9
MACR Certificates................................      27
The Agreement....................................      30
Certain Federal Income Tax Consequences..........      33
ERISA Considerations.............................      44
Legal Investment Considerations..................      45
Plan of Distribution.............................      45
Increase in Size of Offering.....................      45
Accounting Considerations........................      45
Exhibit A -- Index of Terms......................     A-1

----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
                                 $2,250,000,000

                                  FREDDIE MAC

                                MULTICLASS REMIC
                                  CERTIFICATES
                                 AND MODIFIABLE
                                 AND COMBINABLE
                              REMIC CERTIFICATES,
                                  SERIES 2137

                                     (LOGO)
                                       X
                                       Y
                              MERRILL LYNCH & CO.

                          OFFERING CIRCULAR SUPPLEMENT
                            DATED FEBRUARY 11, 1999

----------------------------------------------------------
----------------------------------------------------------

                                                                      ANNEX 1(f)

                          OFFERING CIRCULAR SUPPLEMENT
                              DATED MARCH 31, 1999

                                       TO

                     OFFERING CIRCULAR DATED APRIL 1, 1998
                                  RELATING TO

                                  FREDDIE MAC
                  MULTICLASS REMIC CERTIFICATES AND MODIFIABLE
                       AND COMBINABLE REMIC CERTIFICATES,
                                  SERIES 2149

OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,587,829,320
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2149

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Four Asset Groups, consisting of one Group of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs) and three
                         Groups of Freddie Mac 6.5% 30-year PCs
Payment Dates:         Monthly, beginning in June 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (the "Underwriter")
Closing Date:          May 28, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
FG ..................  $ 19,544,931      PAC II       (5)     FLT/DLY    3133TK T 3 4       May 15, 2029   18.1Yrs
FT ..................   115,259,868        SUP        (5)     FLT/DLY    3133TK T 4 2       May 15, 2029   11.4
GA ..................   137,118,000      PAC II      6.5%       FIX      3133TK T 5 9  February 15, 2029    3.5
GR ..................    73,833,000      PAC II      6.5        FIX      3133TK T 6 7  February 15, 2029    3.5
JD ..................     1,231,646    NTL(PAC I)    6.5      FIX/IO     3133TK T 7 5     April 15, 2017     --
QD ..................    16,011,400       PAC I      6.0        FIX      3133TK T L 4     April 15, 2017    4.5
SG ..................     4,510,369      PAC II       (5)     INV/DLY    3133TK T P 5       May 15, 2029   18.1
ST ..................    26,598,432        SUP        (5)     INV/DLY    3133TK T Q 3       May 15, 2029   11.4
TB ..................    52,848,600       PAC I      6.5        FIX      3133TK T R 1  December 15, 2008    2.5
TC ..................    26,221,822       PAC I      6.5        FIX      3133TK T S 9   October 15, 2014    3.5
TE ..................    42,250,198       PAC I      6.5        FIX      3133TK T T 7   January 15, 2022    6.0
TF ..................    80,786,400       PAC I      6.5        FIX      3133TK T U 4       May 15, 2024    8.0
TG ..................   151,678,200       PAC I      6.5        FIX      3133TK T V 2 September 15, 2027   11.0
TK ..................    38,250,000       PAC I      6.5        FIX      3133TK T X 8      June 15, 2028   15.0
TL ..................    42,691,300       PAC I      6.5        FIX      3133TK T Y 6  February 15, 2029   18.7
TM...................    15,000,000       PAC I      6.5        FIX      3133TK T Z 3       May 15, 2029   24.6
TP ..................    28,983,485       PAC I      6.5        FIX      3133TK U 2 4   October 15, 2012    3.2
TQ ..................    68,714,252       PAC I      6.5        FIX      3133TK U 3 2    August 15, 2018    4.5
TR ..................    59,199,743       PAC I      6.5        FIX      3133TK U 4 0   January 15, 2022    6.3
GROUP 2
DA ..................   131,485,000        SEQ       6.0        FIX      3133TK S U 5  December 15, 2025    5.0
DB ..................    15,398,000        SEQ       6.0%       FIX      3133TK S V 3  February 15, 2027   13.0Yrs

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
DC ..................  $ 35,000,000        SEQ       6.0        FIX      3133TK S W 1       May 15, 2029   19.8
DK ..................   125,292,000        SEQ       6.0        FIX      3133TK S X 9     April 15, 2026    5.2
VA ..................    10,121,000      AD/SEQ      6.0        FIX      3133TK U 5 7  November 15, 2006    4.0
VB ..................    14,604,000      AD/SEQ      6.0        FIX      3133TK U 6 5   October 15, 2013   10.9
ZD ..................    18,100,000        SEQ       6.0       FIX/Z     3133TK U B 4       May 15, 2029   18.7
GROUP 3
CA ..................    63,921,429        SEQ       6.25       FIX      3133TK S Q 4  December 15, 2026    5.0
CB ..................     5,000,000        SEQ       6.5        FIX      3133TK S R 2    August 15, 2027   13.0
CD ..................    15,425,000        SEQ       6.5        FIX      3133TK S S 0       May 15, 2029   19.1
FC ..................    10,653,571        SEQ        (5)       FLT      3133TK T 2 6  December 15, 2026    5.0
SC ..................    10,653,571     NTL(SEQ)      (5)     INV/IO     3133TK T N 0  December 15, 2026     --
GROUP 4
EA ..................   110,000,000        SEQ       6.5        FIX      3133TK S Y 7 September 15, 2026    5.4
VJ ..................     9,301,000      AD/SEQ      6.5        FIX      3133TK U 8 1      July 15, 2007    4.4
VK ..................    10,028,320      AD/SEQ      6.5        FIX      3133TK U 9 9  February 15, 2013   11.0
ZE ..................    13,500,000        SEQ       6.5       FIX/Z     3133TK U C 2       May 15, 2029   18.6
RESIDUAL
R ...................       500,000       PAC I      6.5        FIX      3133TKTM2        May 15, 2029     29.1
RS ..................             0        NPR       0.0        NPR      3133TK U D 0       May 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 180% PSA for the Group 1 and R Classes, 150% PSA for the Group 2 Classes, 179% PSA for the Group 3 Classes and 170% PSA for the Group 4 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.
                            ------------------------
                              MERRILL LYNCH & CO.
        THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS MARCH 31, 1999

                          CERTAIN RISK CONSIDERATIONS

     THE SECURITIES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE SECURITIES OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE SECURITIES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT EACH INVESTOR IN ANY CLASS POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED AND INCORPORATED IN THIS SUPPLEMENT IN THE CONTEXT OF THAT INVESTOR'S FINANCIAL SITUATION.
                            ------------------------

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Mortgages and the actual characteristics of the related Mortgages. The yields of the Floating Rate and Inverse Floating Rate Classes will also be sensitive to the level of LIBOR. The Mortgages are subject to prepayment at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. Investors should consider the associated risks, including:

        -Fast prepayment rates on the related Mortgages can reduce the yields of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts. Under some prepayment scenarios, investors in the Interest Only Classes could fail to fully recover their investments.
        -Slow prepayment rates on the related Mortgages can reduce the yields of any Classes purchased at a discount to their principal amounts.
        -Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes.
        -Low levels of LIBOR can reduce the yields of the Floating Rate
         Classes. Conversely, high levels of LIBOR can significantly reduce the yields of the Inverse Floating Rate Classes and (especially in combination with fast Mortgage prepayment rates) may result in the failure of investors in the SC Class to fully recover their investments.
        -In general, principal payment rates on the Support Classes are likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the PAC Classes.

        -In general, principal payment rates on the Type II PAC Classes are likely to exhibit a higher sensitivity to prepayments on the related Mortgages than are principal payment rates on the Type I PAC Classes.

See "Prepayment and Yield Analysis" in this Supplement.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE SECURITIES AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR SECURITIES READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD. THE MARKET VALUES OF THE SECURITIES ARE LIKELY TO FLUCTUATE; SUCH FLUCTUATIONS MAY BE SIGNIFICANT AND COULD RESULT IN SIGNIFICANT LOSSES TO INVESTORS.
                            ------------------------

     THE SECONDARY MARKETS FOR MORTGAGE-RELATED SECURITIES HAVE EXPERIENCED PERIODS OF ILLIQUIDITY AND CAN BE EXPECTED TO DO SO IN THE FUTURE. ILLIQUIDITY CAN HAVE A SEVERELY ADVERSE EFFECT ON THE PRICES OF SECURITIES THAT ARE ESPECIALLY SENSITIVE TO PREPAYMENT OR INTEREST RATE RISK OR THAT HAVE BEEN STRUCTURED TO MEET THE INVESTMENT REQUIREMENTS OF LIMITED CATEGORIES OF INVESTORS.

     FREDDIE MAC'S MULTICLASS REMIC CERTIFICATES OFFERING CIRCULAR DATED APRIL 1, 1998 (THE "OFFERING CIRCULAR") ACCOMPANIES THIS SUPPLEMENT. CAPITALIZED TERMS THAT ARE USED IN THIS SUPPLEMENT WITHOUT FURTHER DEFINITION HAVE THE MEANINGS GIVEN THEM IN THE OFFERING CIRCULAR. INVESTORS SHOULD PURCHASE SECURITIES ONLY IF THEY HAVE READ AND UNDERSTOOD THIS SUPPLEMENT, THE OFFERING CIRCULAR AND THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                       CLASS COUPON SUBJECT TO
                        INITIAL                                      ---------------------------
        CLASS           RATE(1)            CLASS COUPON(2)           MINIMUM RATE   MAXIMUM RATE
        -----           -------    --------------------------------  ------------   ------------
FC...................   5.27625%   LIBOR + 0.35%                         0.35%        8.0%
FG and FT(3).........   5.87625    LIBOR + 0.95%                         0.95         8.0
SC...................   2.72375    7.65% - LIBOR                         0            7.65
SG and ST(3).........   9.20292    30.549999% - (LIBOR X 4.3333333)      0           30.549999

---------------
(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                     ORIGINAL NOTIONAL
      CLASS          PRINCIPAL AMOUNT    REDUCES PROPORTIONATELY WITH
      -----          -----------------   ----------------------------
     REMIC CERTIFICATES
JD                      $ 1,231,646      QD (Type I PAC Class)
SC                      $10,653,571      FC (Sequential Pay Class)
MACR CLASSES
JL                      $ 3,283,946      TL (Type I PAC Class)
JP                      $ 2,229,498      TP (Type I PAC Class)
JR                      $ 4,553,826      TR (Type I PAC Class)
KC                      $ 2,017,063      TC (Type I PAC Class)
KE                      $ 3,250,015      TE (Type I PAC Class)
KF                      $ 6,214,338      TF (Type I PAC Class)
KQ                      $ 5,285,711      TQ (Type I PAC Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                    Group 1

               - The "Group 1 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

              ( 1. Beginning July 15, 2001, to the Type I PAC Classes, until reduced to
              (    their "Aggregate Targeted Balance" for that Payment Date, allocated
              (    as follows:
TYPE I        (   a. To TB, while outstanding
PAC           (   b. 35.0000434997% to TC, QD and TE, in that order, and 64.9999565003%
              (      to TP, TQ and TR, in that order, while outstanding
              (   c. To TF, TG, TK, TL, TM and R, in that order

              ( 2. To the Type II PAC Classes, until reduced to their Aggregate
TYPE II       (    Targeted Balance for that Payment Date, allocated as follows:
PAC           (   (a) To GA and GR, pro rata, while outstanding
              (   (b) To FG and SG, pro rata

SUPPORT       ( 3. To FT and ST, pro rata, until retired

TYPE II       ( 4. To the Type II PAC Classes as described above, but without regard to
PAC           (    their Aggregate Targeted Balance, until retired

TYPE I        ( 5. To the Type I PAC Classes as described above, but without regard to
PAC           (    their Aggregate Targeted Balance, until retired

                                           Group 2
ACCRETION     (
DIRECTED      (- The "ZD Accrual Amount" for that Payment Date to VA and VB, in that
AND ACCRUAL   (  order, until retired, and then to ZD

               - The "Group 2 Asset Principal Amount" for that Payment Date, allocated concurrently:

SEQUENTIAL    (   (a) 51.9665714286% to DA, DB and DC, in that order, until retired
PAY           (   (b) 48.0334285714% to DK, VA, VB and ZD, in that order, until retired

                                           Group 3

               - The "Group 3 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

SEQUENTIAL    ( 1. To CA and FC, pro rata, until retired
PAY           ( 2. To CB and CD, in that order, until retired

                                           Group 4

ACCRETION     (
DIRECTED      (- The "ZE Accrual Amount" for that Payment Date to VJ and VK, in that
AND ACCRUAL   (  order, until retired, and then to ZE

SEQUENTIAL    (- The "Group 4 Asset Principal Amount" for that Payment Date to EA, VJ,
PAY           (  VK and ZE, in that order, until retired

     The Aggregate Targeted Balances (shown under
"Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                           CLASS                               STRUCTURING RANGE
                           -----                               -----------------
Type I PAC..................................................  100% PSA - 250% PSA
Type II PAC.................................................  145% PSA - 215% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments (or, in the case of Combination 9, the net reduction in principal) will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related MACR Classes entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "General Information -- Structure of Transaction -- General" in this Supplement and "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   180%   250%   500%
                                 --    ----   ----   ----   ----
FG and SG.....................   28.3   20.0   18.1    7.4    2.4
FT and ST.....................   29.2   24.8   11.4    2.3    1.0
GA and GR.....................   25.0    9.7    3.5    2.7    1.6
LC, PC and TC.................    9.9    3.5    3.5    3.5    2.8
LE, PE and TE.................   16.5    6.0    6.0    6.0    3.7
LF, PF and TF.................   19.6    8.0    8.0    8.0    4.5
LP, NP and TP.................    9.0    3.2    3.2    3.2    2.7
LQ, PQ and TQ.................   13.1    4.5    4.5    4.5    3.1
LR, PR and TR.................   17.0    6.3    6.3    6.3    3.8
QD............................   13.2    4.5    4.5    4.5    3.1
QL and TL.....................   24.8   18.7   18.7   18.7   10.1
TB............................    4.9    2.5    2.5    2.5    2.4
TG............................   22.3   11.0   11.0   11.0    5.9
TH............................   24.7   18.1   18.1   18.1   10.0
TK............................   24.1   15.0   15.0   15.0    8.0
TM............................   25.8   24.6   24.6   24.6   14.5
R.............................   29.1   29.1   29.1   29.1   22.8
Group 1 Assets................   21.0   11.4    8.2    6.5    3.7

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   150%   300%   500%
                                 --    ----   ----   ----   ----
DA............................   17.9    6.7    5.0    2.8    1.8
DB............................   27.1   16.8   13.0    7.2    4.4
DC............................   28.9   23.0   19.8   12.3    7.5
DK............................   18.1    7.0    5.2    2.9    1.8
VA............................    4.0    4.0    4.0    4.0    3.2
VB............................   11.2   11.2   10.9    7.6    5.0
VC............................    8.2    8.2    8.1    6.1    4.3
ZD............................   28.5   21.6   18.7   12.7    8.2
Group 2 Assets................   20.8   10.7    8.5    5.0    3.1

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   179%   300%   500%
                                 --    ----   ----   ----   ----
CA and FC.....................   18.9    7.6    5.0    3.2    2.1
CB............................   27.8   18.8   13.0    8.3    5.1
CD............................   29.1   24.0   19.1   13.2    8.1
CE and Group 3 Assets.........   21.0   10.9    7.7    5.1    3.2

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   170%   300%   500%
                                 --    ----   ----   ----   ----
EA............................   18.7    7.8    5.4    3.5    2.4
EB............................   28.7   23.0   18.2   12.1    7.6
VJ............................    4.4    4.4    4.4    4.4    3.7
VK............................   11.1   11.1   11.0    8.5    5.7
VL............................    7.9    7.9    7.8    6.5    4.8
ZE............................   28.7   23.0   18.6   13.4    8.9
Group 4 Assets................   21.0   11.3    8.4    5.5    3.6

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

THE ASSETS

     The Group 1 Assets will consist of $1,000,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 2 Assets will consist of $350,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $95,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 4 Assets will consist of $142,829,320 of Freddie Mac 6.5% per annum 30-year PCs.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MAY 1, 1999)

                                 REMAINING TERM                                   PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------  -----------------   --------------   -----------   -------------   --------------
     1        $1,000,000,000          357              2            7.05%            6.5%
     2           350,000,000          343             12            6.828            6.0
     3            95,000,000          345             10            7.1              6.5
     4           142,829,320          355              4            7.05             6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                             AVAILABLE INFORMATION

     Investors should purchase Securities only if they have read and understood this Supplement, the Offering Circular and the following documents:

        -Freddie Mac's Mortgage Participation Certificates Offering Circular dated February 1, 1998 (the "PC Offering Circular"), which describes Gold PCs generally.

        -Freddie Mac's Giant Participation Certificates and Other Pass-Through
         Participation Certificates Offering Circular dated January 1, 1997 (the "Giant PC Offering Circular"), which describes Gold Giant PCs and Stripped Giant PCs generally.

        -Freddie Mac's Information Statement dated March 31, 1999, its
         Information Statement Supplement dated May 14, 1999 and any other Information Statement Supplements published by Freddie Mac through the time of purchase.

     This Supplement incorporates by reference the documents listed above. Investors can order these documents: from Freddie Mac, by writing, calling or e-mailing its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/450-3777; e-mail:
Investor_Inquiry@freddiemac.com); or from the Underwriter, by writing or calling Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Prospectus Department at 44B Colonial Drive, Piscataway, New Jersey 08854 (phone 732/885-2760).

     Freddie Mac will publish a Supplemental Statement (which will contain schedules of the Assets and other information) applicable to this Series shortly after the Closing Date. Investors can obtain the Supplemental Statement, any offering materials for specific Assets and historic and current information concerning specific Assets and the Securities from Freddie Mac's Investor Inquiry Department.

     Freddie Mac's Internet Web-Site (http://www.freddiemac.com) will display this Supplement, the Supplemental Statement, schedules of the Assets and information, updated monthly, regarding each Class of this Series.

                              GENERAL INFORMATION

THE AGREEMENT

     Freddie Mac will create the Securities under the Multiclass REMIC Certificate Agreement, dated as of April 1, 1998, and a Terms Supplement, to be dated the Closing Date (together, the "Agreement"). Investors can order copies of the Agreement by contacting the Investor Inquiry Department at Freddie Mac as shown under "Available Information" in this Supplement. The Agreement is incorporated by reference in this Supplement.

     Holders and anyone having a beneficial interest in the Securities should refer to the Agreement for a complete description of their rights and obligations and the rights and obligations of Freddie Mac. Holders and beneficial owners of Securities will acquire their Securities subject to all terms and conditions of the Agreement, including the Terms Supplement.

FORM OF SECURITIES

     The Regular Classes and the MACR Classes will be issued and may be held of record and transferred only on the book-entry system of the Federal Reserve Banks by entities eligible to maintain book-entry accounts with a Federal Reserve Bank ("Fed Participants"). The Residual Classes will be issued and may be held of record only in certificated form and will be transferable at Chase Bank of Texas, National Association or its successor (the "Registrar"). The Classes will be issued in the denominations specified under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

HOLDERS

     The term "Holders" means (i) in the case of a Regular Class or a MACR Class, the Fed Participants that appear on the book-entry records of a Federal Reserve Bank as holders of that Class, and (ii) in the case of a Residual Class, the entities or individuals that appear on the records of the Registrar as the registered holders of that Class. The beneficial owner of a Security is not necessarily the Holder.

STRUCTURE OF TRANSACTION

     General

     This Series will be a "Double-Tier Series." The Regular Classes of REMIC Certificates and the R Class will represent beneficial ownership interests in the Upper-Tier REMIC Pool. The Upper-Tier REMIC Pool will consist of the Classes of "regular interests" in the Lower-Tier REMIC Pool (the "Mortgage Securities"). The RS Class will represent the residual interest in the Lower-Tier REMIC Pool.

     The Lower-Tier REMIC Pool will consist of the Assets. The Underwriter intends to acquire the Assets in privately negotiated transactions before delivering them to Freddie Mac on the Closing Date. On the Closing Date, Freddie Mac expects to acquire the Assets from the Underwriter in exchange for the REMIC Certificates.

     The Assets

     The Assets are PCs, which may include Gold Mortgage Participation Certificates ("Gold PCs") and/or Gold Giant Mortgage Participation Certificates ("Gold Giant PCs"). Gold PCs represent undivided interests in discrete pools consisting of specified Mortgages. Gold Giant PCs represent beneficial ownership interests in discrete pools consisting of specified Gold PCs (or, in some cases, other Gold Giant PCs).

THE MORTGAGES

     The Mortgages underlying the Assets are fixed-rate, first lien, residential mortgages and mortgage participations. For purposes of this Supplement, Freddie Mac has made certain assumptions regarding the remaining terms to maturity, loan ages and interest rates of the Mortgages underlying the Assets. See "Terms
Sheet -- Assumed Mortgage Characteristics" in this Supplement. However, the characteristics of most of the Mortgages differ from those assumed, in some cases significantly. This is the case even if the weighted average characteristics of the Mortgages are the same as those of mortgages having the characteristics assumed. Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes. See "Prepayment and Yield Analysis" in this Supplement.

                                    PAYMENTS

PAYMENT DATES; RECORD DATES

     Freddie Mac will make payments of principal and interest on the Securities to Holders entitled to such payments on the 15th of each month or, if the 15th is not a "Business Day," on the next Business Day (a "Payment Date"), beginning in the month following the Closing Date.

     On each Payment Date, any payment on a Security will be made to the Holder of record as of the end of the preceding calendar month (each, a "Record Date").

METHOD OF PAYMENT

     A Federal Reserve Bank will credit payments on the Regular Classes and the MACR Classes to the accounts of Holders of these Classes monthly on each Payment Date. The Registrar will mail any payments on the Residual Classes by check to the addresses of the Holders of these Classes as they appear on the Registrar's records, not later than the applicable Payment Date. A Holder of a Residual Class will be required to present the Holder's certificate to the Registrar for payment under the circumstances described under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the

Offering Circular. A Holder that is not also the beneficial owner of a Security, and each other financial intermediary in the chain to the beneficial owner, will be responsible for remitting payments to their customers.

INTEREST

     Freddie Mac will pay interest on each Payment Date to the Holders of each Class of Securities on which interest has accrued, except in the case of the Accrual Classes, which will receive payments as described under "Accrual Classes" below.

     Categories of Classes

     For purposes of interest payments, the Classes of REMIC Certificates will be categorized as shown under "Interest Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Interest Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page and Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Accrual Periods

     The Accrual Period for the Fixed Rate and Delay Classes will be the calendar month preceding the related Payment Date. The Accrual Period for the Floating Rate and Inverse Floating Rate Classes other than the Delay Classes (the "Non-Delay Classes") will be from the 15th of the month preceding the related Payment Date to the 15th of the month of that Payment Date. In each case, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payable on any Class on any Payment Date will consist of 30 days' interest on its balance as of the related Record Date.

     Fixed Rate Classes

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     Notional Classes

     The Notional Classes will not receive principal payments. For convenience in describing interest payments, the Notional Classes will have notional principal amounts. The table under "Terms Sheet -- Notional Classes" in this Supplement shows the original notional principal amounts of the Notional Classes and the Class with which each Notional Class will reduce proportionately.

     Floating Rate and Inverse Floating Rate Classes

     The Floating Rate and Inverse Floating Rate Classes will bear interest as shown under "Terms Sheet -- Class Coupons" in this Supplement. The Class Coupons for the Floating Rate and Inverse Floating Rate Classes will be based on the arithmetic mean of the London interbank offered quotations for one-month Eurodollar deposits ("LIBOR").

     For information regarding the manner in which Freddie Mac determines LIBOR and calculates the Class Coupons for the Floating Rate and Inverse Floating Rate Classes, see "Description of Securities -- Interest Rate Indices" in the Offering Circular.

     Freddie Mac's determination of LIBOR and its calculation of the Class Coupons will be final, except in the case of clear error. Investors can get the LIBOR levels and the Class Coupons for the current and preceding Accrual Periods from Freddie Mac's Internet Web-Site or by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

     Accrual Classes

     The ZD and ZE Classes will be Accrual Classes. No payments of interest will be made on the Accrual Classes; rather, interest accrued on each Accrual Class during each Accrual Period will be added to its principal amount on the related Payment Date. Payments of principal on each Accrual Class (including accrued interest that has been added to its principal amount) will be made as described under "Terms Sheet -- Allocation of Principal" in this Supplement.

PRINCIPAL

     Freddie Mac will pay principal on each applicable Payment Date to the Holders of the Classes on which principal is then due. The Holders of each such Class will receive principal payments on a pro rata basis among the Securities of that Class.

     Categories of Classes

     For purposes of principal payments, the Classes of REMIC Certificates will be categorized as shown under "Principal or Other Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Principal or Other Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page or Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Amount of Payments

     The total amount of principal payments that will be made on the Securities on each Payment Date will equal the sum of:

        - The amount of interest, if any, accrued on the ZD and ZE Classes during the related Accrual Period and not payable as interest on that
         Payment Date (the "ZD Accrual Amount" and the "ZE Accrual Amount").
        - The amount of principal payments required to be made on that Payment
         Date on the Group 1, Group 2, Group 3 and Group 4 Assets (the "Group 1
         Asset Principal Amount," the "Group 2 Asset Principal Amount" and so forth).

     Allocation of Payments

     On each Payment Date, Freddie Mac will pay the Accrual Amounts and the Asset Principal Amounts as described under "Terms Sheet -- Allocation of Principal" in this Supplement. Principal that is allocable to the Classes receiving payments from a particular Asset Group will be allocated only to those Classes and will not be available for Classes receiving payments from other Asset Groups.

     Targeted Balances Schedules

     The schedules of "Aggregate Targeted Balances" are shown below.

                               TARGETED BALANCES*

                               TYPE I PAC CLASSES

    PAYMENT DATE
    ------------
                        TYPE I PAC
                        (AGGREGATE)
June 15, 2001
  and before........  $623,135,400.00
July 15, 2001.......   617,844,827.52
August 15, 2001.....   612,418,386.93
September 15,
  2001..............   606,858,485.41
October 15, 2001....   601,326,549.32
November 15, 2001...   595,822,434.40
December 15, 2001...   590,345,997.12
January 15, 2002....   584,897,094.68
February 15, 2002...   579,475,585.04
March 15, 2002......   574,081,326.87
April 15, 2002......   568,714,179.57
May 15, 2002........   563,374,003.26
June 15, 2002.......   558,060,658.80
July 15, 2002.......   552,774,007.74
August 15, 2002.....   547,513,912.35
September 15,
  2002..............   542,280,235.60
October 15, 2002....   537,072,841.20
November 15, 2002...   531,891,593.51
December 15, 2002...   526,736,357.62
January 15, 2003....   521,606,999.31
February 15, 2003...   516,503,385.04
March 15, 2003......   511,425,381.96
April 15, 2003......   506,372,857.90
May 15, 2003........   501,345,681.39
June 15, 2003.......   496,343,721.60
July 15, 2003.......   491,366,848.41
August 15, 2003.....   486,414,932.34
September 15,
  2003..............   481,487,844.59
October 15, 2003....   476,585,457.02
November 15, 2003...   471,707,642.14
December 15, 2003...   466,854,273.14
January 15, 2004....   462,025,223.83
February 15, 2004...   457,220,368.69
March 15, 2004......   452,439,582.83
April 15, 2004......   447,682,742.02
May 15, 2004........   442,949,722.66
June 15, 2004.......   438,240,401.78
July 15, 2004.......   433,554,657.04
August 15, 2004.....   428,892,366.75
September 15,
  2004..............   424,253,409.83
October 15, 2004....   419,637,665.81
November 15, 2004...   415,045,014.87
December 15, 2004...   410,475,337.78
January 15, 2005....   405,928,515.93
February 15, 2005...   401,404,431.32
March 15, 2005......   396,902,966.56
April 15, 2005......   392,424,004.87
May 15, 2005........   387,967,430.05
June 15, 2005.......   383,533,126.52
July 15, 2005.......   379,120,979.27
August 15, 2005.....   374,730,873.90
September 15,
  2005..............   370,362,696.59

                        TYPE I PAC
                        (AGGREGATE)
                         CONTINUED
October 15, 2005....  $366,016,334.12
November 15, 2005...   361,691,673.83
December 15, 2005...   357,388,603.64
January 15, 2006....   353,107,012.06
February 15, 2006...   348,846,788.18
March 15, 2006......   344,607,821.63
April 15, 2006......   340,390,002.64
May 15, 2006........   336,193,221.98
June 15, 2006.......   332,017,370.99
July 15, 2006.......   327,862,341.58
August 15, 2006.....   323,728,026.19
September 15,
  2006..............   319,614,317.83
October 15, 2006....   315,521,110.07
November 15, 2006...   311,448,297.00
December 15, 2006...   307,395,773.28
January 15, 2007....   303,363,434.10
February 15, 2007...   299,351,175.17
March 15, 2007......   295,358,892.78
April 15, 2007......   291,386,483.72
May 15, 2007........   287,433,845.32
June 15, 2007.......   283,500,875.43
July 15, 2007.......   279,587,472.43
August 15, 2007.....   275,693,535.23
September 15,
  2007..............   271,818,963.26
October 15, 2007....   267,963,656.45
November 15, 2007...   264,127,515.25
December 15, 2007...   260,310,440.64
January 15, 2008....   256,512,334.08
February 15, 2008...   252,733,097.57
March 15, 2008......   248,972,633.58
April 15, 2008......   245,230,845.11
May 15, 2008........   241,507,635.63
June 15, 2008.......   237,829,622.47
July 15, 2008.......   234,204,337.78
August 15, 2008.....   230,631,047.37
September 15,
  2008..............   227,109,027.11
October 15, 2008....   223,637,562.79
November 15, 2008...   220,215,950.02
December 15, 2008...   216,843,494.04
January 15, 2009....   213,519,509.64
February 15, 2009...   210,243,321.01
March 15, 2009......   207,014,261.61
April 15, 2009......   203,831,674.05
May 15, 2009........   200,694,909.96
June 15, 2009.......   197,603,329.86
July 15, 2009.......   194,556,303.06
August 15, 2009.....   191,553,207.54
September 15,
  2009..............   188,593,429.80
October 15, 2009....   185,676,364.77
November 15, 2009...   182,801,415.70
December 15, 2009...   179,967,994.03
January 15, 2010....   177,175,519.29
February 15, 2010...   174,423,418.97

                        TYPE I PAC
                        (AGGREGATE)
                         CONTINUED
March 15, 2010......  $171,711,128.46
April 15, 2010......   169,038,090.88
May 15, 2010........   166,403,757.02
June 15, 2010.......   163,807,585.21
July 15, 2010.......   161,249,041.23
August 15, 2010.....   158,727,598.22
September 15,
  2010..............   156,242,736.54
October 15, 2010....   153,793,943.72
November 15, 2010...   151,380,714.33
December 15, 2010...   149,002,549.90
January 15, 2011....   146,658,958.81
February 15, 2011...   144,349,456.21
March 15, 2011......   142,073,563.93
April 15, 2011......   139,830,810.37
May 15, 2011........   137,620,730.43
June 15, 2011.......   135,442,865.41
July 15, 2011.......   133,296,762.94
August 15, 2011.....   131,181,976.87
September 15,
  2011..............   129,098,067.20
October 15, 2011....   127,044,599.99
November 15, 2011...   125,021,147.27
December 15, 2011...   123,027,286.99
January 15, 2012....   121,062,602.90
February 15, 2012...   119,126,684.49
March 15, 2012......   117,219,126.93
April 15, 2012......   115,339,530.95
May 15, 2012........   113,487,502.79
June 15, 2012.......   111,662,654.12
July 15, 2012.......   109,864,601.99
August 15, 2012.....   108,092,968.71
September 15,
  2012..............   106,347,381.81
October 15, 2012....   104,627,473.96
November 15, 2012...   102,932,882.91
December 15, 2012...   101,263,251.40
January 15, 2013....    99,618,227.10
February 15, 2013...    97,997,462.57
March 15, 2013......    96,400,615.14
April 15, 2013......    94,827,346.89
May 15, 2013........    93,277,324.58
June 15, 2013.......    91,750,219.56
July 15, 2013.......    90,245,707.72
August 15, 2013.....    88,763,469.44
September 15,
  2013..............    87,303,189.52
October 15, 2013....    85,864,557.11
November 15, 2013...    84,447,265.68
December 15, 2013...    83,051,012.93
January 15, 2014....    81,675,500.72
February 15, 2014...    80,320,435.07
March 15, 2014......    78,985,526.06
April 15, 2014......    77,670,487.78
May 15, 2014........    76,375,038.27
June 15, 2014.......    75,098,899.49
July 15, 2014.......    73,841,797.25

---------------
* The Aggregate Targeted Balances were calculated using, among other things, the "structuring ranges" shown under "Terms Sheet -- Allocation of Principal" in this Supplement. See "Prepayment and Yield Analysis" in this Supplement.

    PAYMENT DATE
    ------------
                        TYPE I PAC
                        (AGGREGATE)
                         CONTINUED
August 15, 2014.....  $ 72,603,461.15
September 15,
  2014..............    71,383,624.55
October 15, 2014....    70,182,024.48
November 15, 2014...    68,998,401.65
December 15, 2014...    67,832,500.34
January 15, 2015....    66,684,068.39
February 15, 2015...    65,552,857.12
March 15, 2015......    64,438,621.33
April 15, 2015......    63,341,119.18
May 15, 2015........    62,260,112.23
June 15, 2015.......    61,195,365.33
July 15, 2015.......    60,146,646.58
August 15, 2015.....    59,113,727.32
September 15,
  2015..............    58,096,382.07
October 15, 2015....    57,094,388.47
November 15, 2015...    56,107,527.24
December 15, 2015...    55,135,582.18
January 15, 2016....    54,178,340.06
February 15, 2016...    53,235,590.63
March 15, 2016......    52,307,126.57
April 15, 2016......    51,392,743.44
May 15, 2016........    50,492,239.64
June 15, 2016.......    49,605,416.37
July 15, 2016.......    48,732,077.60
August 15, 2016.....    47,872,030.05
September 15,
  2016..............    47,025,083.09
October 15, 2016....    46,191,048.79
November 15, 2016...    45,369,741.80
December 15, 2016...    44,560,979.38
January 15, 2017....    43,764,581.32
February 15, 2017...    42,980,369.92
March 15, 2017......    42,208,169.97
April 15, 2017......    41,447,808.70
May 15, 2017........    40,699,115.75
June 15, 2017.......    39,961,923.12
July 15, 2017.......    39,236,065.18
August 15, 2017.....    38,521,378.60
September 15,
  2017..............    37,817,702.32
October 15, 2017....    37,124,877.55
November 15, 2017...    36,442,747.71
December 15, 2017...    35,771,158.39
January 15, 2018....    35,109,957.36
February 15, 2018...    34,458,994.52
March 15, 2018......    33,818,121.84
April 15, 2018......    33,187,193.40
May 15, 2018........    32,566,065.28
June 15, 2018.......    31,954,595.61
July 15, 2018.......    31,352,644.48
August 15, 2018.....    30,760,073.94
September 15,
  2018..............    30,176,747.99
October 15, 2018....    29,602,532.53
November 15, 2018...    29,037,295.31
December 15, 2018...    28,480,905.98
January 15, 2019....    27,933,235.97
February 15, 2019...    27,394,158.55
March 15, 2019......    26,863,548.74
April 15, 2019......    26,341,283.34

                        TYPE I PAC
                        (AGGREGATE)
                         CONTINUED
May 15, 2019........  $ 25,827,240.85
June 15, 2019.......    25,321,301.49
July 15, 2019.......    24,823,347.16
August 15, 2019.....    24,333,261.42
September 15,
  2019..............    23,850,929.47
October 15, 2019....    23,376,238.11
November 15, 2019...    22,909,075.73
December 15, 2019...    22,449,332.31
January 15, 2020....    21,996,899.35
February 15, 2020...    21,551,669.91
March 15, 2020......    21,113,538.51
April 15, 2020......    20,682,401.19
May 15, 2020........    20,258,155.44
June 15, 2020.......    19,840,700.19
July 15, 2020.......    19,429,935.81
August 15, 2020.....    19,025,764.06
September 15,
  2020..............    18,628,088.08
October 15, 2020....    18,236,812.38
November 15, 2020...    17,851,842.83
December 15, 2020...    17,473,086.62
January 15, 2021....    17,100,452.23
February 15, 2021...    16,733,849.46
March 15, 2021......    16,373,189.36
April 15, 2021......    16,018,384.26
May 15, 2021........    15,669,347.72
June 15, 2021.......    15,325,994.51
July 15, 2021.......    14,988,240.61
August 15, 2021.....    14,656,003.20
September 15,
  2021..............    14,329,200.62
October 15, 2021....    14,007,752.37
November 15, 2021...    13,691,579.08
December 15, 2021...    13,380,602.52
January 15, 2022....    13,074,745.56
February 15, 2022...    12,773,932.15
March 15, 2022......    12,478,087.35
April 15, 2022......    12,187,137.25
May 15, 2022........    11,901,009.01
June 15, 2022.......    11,619,630.80
July 15, 2022.......    11,342,931.84
August 15, 2022.....    11,070,842.33
September 15,
  2022..............    10,803,293.48
October 15, 2022....    10,540,217.46
November 15, 2022...    10,281,547.41
December 15, 2022...    10,027,217.44
January 15, 2023....     9,777,162.55
February 15, 2023...     9,531,318.72
March 15, 2023......     9,289,622.81
April 15, 2023......     9,052,012.58
May 15, 2023........     8,818,426.68
June 15, 2023.......     8,588,804.65
July 15, 2023.......     8,363,086.86
August 15, 2023.....     8,141,214.55
September 15,
  2023..............     7,923,129.81
October 15, 2023....     7,708,775.53
November 15, 2023...     7,498,095.43
December 15, 2023...     7,291,034.03
January 15, 2024....     7,087,536.66

                        TYPE I PAC
                        (AGGREGATE)
                         CONTINUED
February 15, 2024...  $  6,887,549.39
March 15, 2024......     6,691,019.10
April 15, 2024......     6,497,893.42
May 15, 2024........     6,308,120.72
June 15, 2024.......     6,121,650.12
July 15, 2024.......     5,938,431.46
August 15, 2024.....     5,758,415.30
September 15,
  2024..............     5,581,552.92
October 15, 2024....     5,407,796.28
November 15, 2024...     5,237,098.05
December 15, 2024...     5,069,411.55
January 15, 2025....     4,904,690.81
February 15, 2025...     4,742,890.48
March 15, 2025......     4,583,965.90
April 15, 2025......     4,427,873.01
May 15, 2025........     4,274,568.42
June 15, 2025.......     4,124,009.35
July 15, 2025.......     3,976,153.64
August 15, 2025.....     3,830,959.72
September 15,
  2025..............     3,688,386.64
October 15, 2025....     3,548,394.03
November 15, 2025...     3,410,942.11
December 15, 2025...     3,275,991.67
January 15, 2026....     3,143,504.06
February 15, 2026...     3,013,441.20
March 15, 2026......     2,885,765.54
April 15, 2026......     2,760,440.09
May 15, 2026........     2,637,428.40
June 15, 2026.......     2,516,694.53
July 15, 2026.......     2,398,203.08
August 15, 2026.....     2,281,919.13
September 15,
  2026..............     2,167,808.31
October 15, 2026....     2,055,836.71
November 15, 2026...     1,945,970.94
December 15, 2026...     1,838,178.07
January 15, 2027....     1,732,425.67
February 15, 2027...     1,628,681.76
March 15, 2027......     1,526,914.85
April 15, 2027......     1,427,093.88
May 15, 2027........     1,329,188.27
June 15, 2027.......     1,233,167.86
July 15, 2027.......     1,139,002.94
August 15, 2027.....     1,046,664.25
September 15,
  2027..............       956,122.92
October 15, 2027....       867,350.53
November 15, 2027...       780,319.06
December 15, 2027...       695,000.92
January 15, 2028....       611,368.89
February 15, 2028...       529,396.18
March 15, 2028......       449,056.37
April 15, 2028......       370,323.44
May 15, 2028........       293,171.74
June 15, 2028.......       217,576.02
July 15, 2028.......       143,511.36
August 15, 2028.....        70,953.23
September 15, 2028
  and after.........             0.00

                              TYPE II PAC CLASSES

    PAYMENT DATE
    ------------
                        TYPE II PAC
                        (AGGREGATE)
June 15, 1999.......  $233,450,939.59
July 15, 1999.......   231,649,100.93
August 15, 1999.....   229,601,372.47
September 15,
  1999..............   227,308,525.89
October 15, 1999....   224,771,516.09
November 15, 1999...   221,991,480.87
December 15, 1999...   218,969,740.52
January 15, 2000....   215,707,797.07
February 15, 2000...   212,207,333.37
March 15, 2000......   208,470,211.92
April 15, 2000......   204,498,473.50
May 15, 2000........   200,294,335.53
June 15, 2000.......   195,860,190.23
July 15, 2000.......   191,198,602.57
August 15, 2000.....   186,312,308.00
September 15,
  2000..............   181,204,209.91
October 15, 2000....   175,877,376.92
November 15, 2000...   170,335,039.97
December 15, 2000...   164,580,589.16
January 15, 2001....   158,617,570.39
February 15, 2001...   152,449,681.82
March 15, 2001......   146,080,770.16
April 15, 2001......   139,514,826.66
May 15, 2001........   132,755,983.05
June 15, 2001.......   125,808,507.21
July 15, 2001.......   123,967,371.16
August 15, 2001.....   122,082,397.12
September 15,
  2001..............   120,155,826.71
October 15, 2001....   118,259,352.35
November 15, 2001...   116,392,677.02
December 15, 2001...   114,555,506.28
January 15, 2002....   112,747,548.26
February 15, 2002...   110,968,513.67
March 15, 2002......   109,218,115.72
April 15, 2002......   107,496,070.17
May 15, 2002........   105,802,095.24
June 15, 2002.......   104,135,911.63
July 15, 2002.......   102,497,242.51
August 15, 2002.....   100,885,813.45
September 15,
  2002..............    99,301,352.46
October 15, 2002....    97,743,589.92
November 15, 2002...    96,212,258.59
December 15, 2002...    94,707,093.57
January 15, 2003....    93,227,832.32
February 15, 2003...    91,774,214.57
March 15, 2003......    90,345,982.38
April 15, 2003......    88,942,880.08
May 15, 2003........    87,564,654.22
June 15, 2003.......    86,211,053.64
July 15, 2003.......    84,881,829.36
August 15, 2003.....    83,576,734.62
September 15,
  2003..............    82,295,524.82
October 15, 2003....    81,037,957.55
November 15, 2003...    79,803,792.52
December 15, 2003...    78,592,791.59
January 15, 2004....    77,404,718.72
February 15, 2004...    76,239,339.97
March 15, 2004......    75,096,423.45
April 15, 2004......    73,975,739.36
May 15, 2004........    72,877,059.92
June 15, 2004.......    71,800,159.39
July 15, 2004.......    70,744,814.03
August 15, 2004.....    69,710,802.07
September 15,
  2004..............    68,697,903.76

                        TYPE II PAC
                        (AGGREGATE)
                         CONTINUED
October 15, 2004....  $ 67,705,901.26
November 15, 2004...    66,734,578.69
December 15, 2004...    65,783,722.11
January 15, 2005....    64,853,119.47
February 15, 2005...    63,942,560.62
March 15, 2005......    63,051,837.27
April 15, 2005......    62,180,743.03
May 15, 2005........    61,329,073.31
June 15, 2005.......    60,496,625.39
July 15, 2005.......    59,683,198.35
August 15, 2005.....    58,888,593.05
September 15,
  2005..............    58,112,612.17
October 15, 2005....    57,355,060.14
November 15, 2005...    56,615,743.15
December 15, 2005...    55,894,469.13
January 15, 2006....    55,191,047.73
February 15, 2006...    54,505,290.33
March 15, 2006......    53,837,009.99
April 15, 2006......    53,186,021.46
May 15, 2006........    52,552,141.15
June 15, 2006.......    51,935,187.15
July 15, 2006.......    51,334,979.16
August 15, 2006.....    50,751,338.52
September 15,
  2006..............    50,184,088.20
October 15, 2006....    49,633,052.75
November 15, 2006...    49,098,058.31
December 15, 2006...    48,578,932.59
January 15, 2007....    48,075,504.88
February 15, 2007...    47,587,606.00
March 15, 2007......    47,115,068.31
April 15, 2007......    46,657,725.69
May 15, 2007........    46,215,413.52
June 15, 2007.......    45,787,968.69
July 15, 2007.......    45,375,229.57
August 15, 2007.....    44,977,036.00
September 15,
  2007..............    44,593,229.27
October 15, 2007....    44,223,652.12
November 15, 2007...    43,868,148.75
December 15, 2007...    43,526,564.73
January 15, 2008....    43,208,986.12
February 15, 2008...    42,922,626.53
March 15, 2008......    42,666,993.43
April 15, 2008......    42,441,600.61
May 15, 2008........    42,245,968.17
June 15, 2008.......    42,052,909.04
July 15, 2008.......    41,854,327.93
August 15, 2008.....    41,650,402.44
September 15,
  2008..............    41,441,306.57
October 15, 2008....    41,227,210.78
November 15, 2008...    41,008,282.04
December 15, 2008...    40,784,683.90
January 15, 2009....    40,556,576.56
February 15, 2009...    40,324,116.89
March 15, 2009......    40,087,458.56
April 15, 2009......    39,846,752.01
May 15, 2009........    39,602,144.56
June 15, 2009.......    39,353,780.45
July 15, 2009.......    39,101,800.91
August 15, 2009.....    38,846,344.18
September 15,
  2009..............    38,587,545.59
October 15, 2009....    38,325,537.61
November 15, 2009...    38,060,449.87
December 15, 2009...    37,792,409.25
January 15, 2010....    37,521,539.92

                        TYPE II PAC
                        (AGGREGATE)
                         CONTINUED
February 15, 2010...  $ 37,247,963.35
March 15, 2010......    36,971,798.43
April 15, 2010......    36,693,161.43
May 15, 2010........    36,412,166.12
June 15, 2010.......    36,128,923.78
July 15, 2010.......    35,843,543.23
August 15, 2010.....    35,556,130.92
September 15,
  2010..............    35,266,790.92
October 15, 2010....    34,975,625.02
November 15, 2010...    34,682,732.70
December 15, 2010...    34,388,211.25
January 15, 2011....    34,092,155.74
February 15, 2011...    33,794,659.11
March 15, 2011......    33,495,812.18
April 15, 2011......    33,195,703.70
May 15, 2011........    32,894,420.38
June 15, 2011.......    32,592,046.94
July 15, 2011.......    32,288,666.14
August 15, 2011.....    31,984,358.81
September 15,
  2011..............    31,679,203.89
October 15, 2011....    31,373,278.46
November 15, 2011...    31,066,657.79
December 15, 2011...    30,759,415.35
January 15, 2012....    30,451,622.86
February 15, 2012...    30,143,350.32
March 15, 2012......    29,834,666.03
April 15, 2012......    29,525,636.65
May 15, 2012........    29,216,327.19
June 15, 2012.......    28,906,801.07
July 15, 2012.......    28,597,120.16
August 15, 2012.....    28,287,344.75
September 15,
  2012..............    27,977,533.65
October 15, 2012....    27,667,744.19
November 15, 2012...    27,358,032.23
December 15, 2012...    27,048,452.21
January 15, 2013....    26,739,057.18
February 15, 2013...    26,429,898.81
March 15, 2013......    26,121,027.41
April 15, 2013......    25,812,491.98
May 15, 2013........    25,504,340.24
June 15, 2013.......    25,196,618.61
July 15, 2013.......    24,889,372.28
August 15, 2013.....    24,582,645.22
September 15,
  2013..............    24,276,480.18
October 15, 2013....    23,970,918.75
November 15, 2013...    23,666,001.38
December 15, 2013...    23,361,767.35
January 15, 2014....    23,058,254.87
February 15, 2014...    22,755,501.04
March 15, 2014......    22,453,541.91
April 15, 2014......    22,152,412.45
May 15, 2014........    21,852,146.65
June 15, 2014.......    21,552,777.47
July 15, 2014.......    21,254,336.89
August 15, 2014.....    20,956,855.92
September 15,
  2014..............    20,660,364.64
October 15, 2014....    20,364,892.18
November 15, 2014...    20,070,466.78
December 15, 2014...    19,777,115.78
January 15, 2015....    19,484,865.64
February 15, 2015...    19,193,741.99
March 15, 2015......    18,903,769.60
April 15, 2015......    18,614,972.42
May 15, 2015........    18,327,373.61

    PAYMENT DATE
    ------------
                        TYPE II PAC
                        (AGGREGATE)
                         CONTINUED
June 15, 2015.......  $ 18,040,995.53
July 15, 2015.......    17,755,859.78
August 15, 2015.....    17,471,987.18
September 15,
  2015..............    17,189,397.84
October 15, 2015....    16,908,111.12
November 15, 2015...    16,628,145.70
December 15, 2015...    16,349,519.53
January 15, 2016....    16,072,249.90
February 15, 2016...    15,796,353.43
March 15, 2016......    15,521,846.09
April 15, 2016......    15,248,743.20
May 15, 2016........    14,977,059.48
June 15, 2016.......    14,706,809.00
July 15, 2016.......    14,438,005.26
August 15, 2016.....    14,170,661.18
September 15,
  2016..............    13,904,789.08
October 15, 2016....    13,640,400.73
November 15, 2016...    13,377,507.36
December 15, 2016...    13,116,119.66
January 15, 2017....    12,856,247.78
February 15, 2017...    12,597,901.38
March 15, 2017......    12,341,089.59
April 15, 2017......    12,085,821.08
May 15, 2017........    11,832,104.01
June 15, 2017.......    11,579,946.09
July 15, 2017.......    11,329,354.56
August 15, 2017.....    11,080,336.22
September 15,
  2017..............    10,832,897.43

                        TYPE II PAC
                        (AGGREGATE)
                         CONTINUED
October 15, 2017....  $ 10,587,044.11
November 15, 2017...    10,342,781.77
December 15, 2017...    10,100,115.51
January 15, 2018....     9,859,050.03
February 15, 2018...     9,619,589.64
March 15, 2018......     9,381,738.27
April 15, 2018......     9,145,499.46
May 15, 2018........     8,910,876.42
June 15, 2018.......     8,677,871.97
July 15, 2018.......     8,446,488.60
August 15, 2018.....     8,216,728.46
September 15,
  2018..............     7,988,593.38
October 15, 2018....     7,762,084.84
November 15, 2018...     7,537,204.03
December 15, 2018...     7,313,951.81
January 15, 2019....     7,092,328.78
February 15, 2019...     6,872,335.20
March 15, 2019......     6,653,971.08
April 15, 2019......     6,437,236.13
May 15, 2019........     6,222,129.81
June 15, 2019.......     6,008,651.29
July 15, 2019.......     5,796,799.52
August 15, 2019.....     5,586,573.16
September 15,
  2019..............     5,377,970.65
October 15, 2019....     5,170,990.18
November 15, 2019...     4,965,629.73
December 15, 2019...     4,761,887.02
January 15, 2020....     4,559,759.58

                        TYPE II PAC
                        (AGGREGATE)
                         CONTINUED
February 15, 2020...  $  4,359,244.71
March 15, 2020......     4,160,339.52
April 15, 2020......     3,963,040.90
May 15, 2020........     3,767,345.54
June 15, 2020.......     3,573,249.96
July 15, 2020.......     3,380,750.49
August 15, 2020.....     3,189,843.26
September 15,
  2020..............     3,000,524.25
October 15, 2020....     2,812,789.24
November 15, 2020...     2,626,633.88
December 15, 2020...     2,442,053.63
January 15, 2021....     2,259,043.82
February 15, 2021...     2,077,599.60
March 15, 2021......     1,897,715.99
April 15, 2021......     1,719,387.88
May 15, 2021........     1,542,609.99
June 15, 2021.......     1,367,376.95
July 15, 2021.......     1,193,683.21
August 15, 2021.....     1,021,523.15
September 15,
  2021..............       850,890.97
October 15, 2021....       681,780.80
November 15, 2021...       514,186.65
December 15, 2021...       348,102.39
January 15, 2022....       183,521.82
February 15, 2022...        20,438.62
March 15, 2022
  and after.........             0.00

CLASS FACTORS

     Description of Factors

     On or about the first business day of each month after the Closing Date, Freddie Mac will make available (including on its Internet Web-Site) a Class Factor for each Class having a principal amount. The Class Factor for any Class for any month will be a truncated seven-digit decimal which, when multiplied by the original principal amount of a Security of that Class, will equal its remaining principal amount, after giving effect to any principal payment to be made on the Payment Date in the same month. The Class Factor for an Accrual Class will also reflect any addition to its principal amount to be made on the same Payment Date. For example, the January 1 Class Factor for any Class will reflect the remaining principal amount of a Security of that Class, after giving effect to any principal payment (or addition to principal) to be made on January
15. Freddie Mac will also make available a Class Factor for each Notional Class, which will reflect the remaining notional principal amount of a Security of that Class in an analogous manner. The Class Factor for each Class for the month of the Closing Date is 1.0000000.

     Use of Factors

     For any Payment Date, investors can calculate the reduction (or for an Accrual Class, the increase) in the principal amount of a Security of any Class entitled to principal payments by multiplying the original principal amount of that Security by the difference between its Class Factors for the preceding and current months. The amount of interest to be paid on (or added to the principal amount of) a Security of any Class on each Payment Date will equal 30 days' interest on its outstanding principal amount (or notional principal amount) as determined by its Class Factor for the preceding month.

     For example, the reduction (or for an Accrual Class, the increase) in the principal amount of any Security entitled to principal payments on February 15 will reflect the difference between its January 1 and February 1 Class Factors. The amount of interest to be paid on (or added to the principal amount of) any Security on February 15 will equal 30 days' interest at its Class Coupon, accrued during the month of January (in the case of a Fixed Rate or Delay Class), or from January 15 to February 15 (in the case of a Non-Delay Class), on the principal amount or notional principal amount of such Security determined by its January 1 Class Factor. If the outstanding balance of any Fixed Rate or Delay Class is reduced on the Payment Date that falls within an Accrual Period, that Class will accrue interest during such Accrual Period on its reduced balance, even though its balance had been higher for approximately the first 15 days of the Accrual Period. No interest at all will be paid on any Class after its balance has been reduced to zero.

GUARANTEES

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement. See "Description of Securities -- Guarantees" in the Offering Circular.

     Freddie Mac also guarantees the payment of interest and principal on the PCs. See "Guarantees" in the PC Offering Circular and "Description of Pass-Through PCs -- Guarantees" in the Giant PC Offering Circular.

OPTIONAL REDEMPTION

     Freddie Mac may redeem the Securities, in whole but not in part, on any Payment Date when their aggregate outstanding principal amount would be less than 1% of their aggregate original principal amount. The PCs are not redeemable. See "Description of Securities -- Optional Redemption" in the Offering Circular.

RESIDUAL PROCEEDS

     Upon surrender of their certificates to the Registrar, the Holders of each Residual Class will receive the proceeds of the remaining assets of its REMIC Pool, if any, after all required principal and interest payments on the Securities have been made. In each case, any such remaining assets are not likely to be significant.

                         PREPAYMENT AND YIELD ANALYSIS

GENERAL

     Mortgage Prepayments

     The rates of principal payments on the Assets and the Securities will depend on the rates of principal payments on the related Mortgages. Mortgage principal payments may be in the form of scheduled amortization or partial or full prepayments. "Prepayments" include prepayments by the borrower, liquidations resulting from default, casualty or condemnation and payments made by Freddie Mac pursuant to its guarantee of principal (other than scheduled amortization) on PCs. The Mortgages are subject to prepayment at any time without penalty.

     Mortgage prepayment rates are likely to fluctuate significantly. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the Mortgages, the prepayment rate on the Mortgages is likely to increase, although a number of other factors also may influence the prepayment rate. See "Prepayments, Yields and Suitability" in the PC Offering Circular.

     Acceleration of mortgage payments as a result of transfers of mortgaged properties is an important factor affecting prepayment rates. The Mortgages generally provide that, in the event of the transfer or prospective transfer of the underlying mortgaged property, the full unpaid principal balance is due and payable at the option of the holder. Freddie Mac, in most cases, requires mortgage servicers to enforce such "due-on-transfer" provisions where permitted by applicable law. See "Mortgage Purchase and Servicing Standards -- Mortgage Servicing -- Assumption and Due-on-Transfer Policies" in the PC Offering Circular.

     PSA Model

     Prepayments on pools of mortgages are commonly measured relative to a variety of prepayment models. The particular model used in this Supplement, "PSA," is the standard prepayment model of The Bond Market Association. This model assumes that mortgages will prepay at an annual rate of 0.2% in the first month after origination, that the prepayment rate increases at an annual rate of 0.2% per month up to the 30th month after origination and that the prepayment rate is constant at 6% per annum in the 30th and later months (this assumption is called "100% PSA"). For example, at 100% PSA, mortgages with a loan age of three months (i.e., mortgages in their fourth month after origination) are assumed to prepay at an annual rate of 0.8%. "0% PSA" assumes no prepayments; "50% PSA" assumes prepayment rates equal to 0.50 times 100% PSA; "200% PSA" assumes prepayment rates equal to 2.00 times 100% PSA; and so forth. PSA is not a description of historical prepayment experience or a prediction of the rate of prepayment of the Mortgages.

     Weighted Average Life

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal has been repaid to the investor. The weighted average lives of the Classes will depend primarily on the rate at which principal is paid on the related Mortgages. This Supplement shows weighted average lives under various Mortgage prepayment assumptions. In each case, Freddie Mac has calculated the weighted average life by (i) multiplying the assumed net reduction, if any, in the principal amount on each Payment Date by the number of years from the Closing Date to such Payment Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount.

     Yield

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Mortgages and the actual characteristics of the related Mortgages. The yield of each Floating Rate or Inverse Floating Rate Class will also depend on its sensitivity to the level of LIBOR. This Supplement shows pre-tax yields to maturity under various scenarios. In each case, Freddie Mac has calculated the pre-tax yield by (i) determining the monthly discount rate (whether positive or negative) that, when applied to an assumed stream of cash flows to be paid on the applicable Class, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price (including accrued interest, if any) of that Class and (ii) converting such monthly rate to a corporate bond equivalent (i.e., semiannual payment) rate. The yield calculations do not take into account any variations in the interest rates at which investors may be able to reinvest payments received. Consequently, they do not reflect the return on any investment when reinvestment rates other than the discount rate are considered.

     Modeling Assumptions

     In order to prepare the various tables and other statistical information in this Supplement, Freddie Mac has made certain assumptions regarding the underlying Mortgages. Unless otherwise noted, each table is based on the following assumptions (the "Modeling Assumptions"), among others:

        - The Mortgages have the assumed characteristics shown under "Terms Sheet -- Assumed Mortgage Characteristics" in this Supplement.

        - Payments on the Classes and Assets are always received on the 15th of the month, whether or not a Business Day.

        - Freddie Mac does not make an optional redemption.

        - Each Class is held from the Closing Date to retirement and is not exchanged in whole or in part.

     When reading the tables and the related text, investors should bear in mind that the Modeling Assumptions, like any other stated assumptions, are unlikely to be entirely consistent with actual experience. For example, most of the Mortgages do not have the characteristics assumed, many Payment Dates will occur on the first Business Day after the 15th of the month and Freddie Mac may make an optional redemption as described under "Payments -- Optional Redemption" above.

     Principal Payment Stability

     Mortgages and mortgage securities, such as the Assets and Securities, are subject to prepayment uncertainty. The rates of principal payments on the Assets will depend directly, and the rates of principal payments on the Securities will depend indirectly, on the rates of principal payments on their related Mortgages. However, within certain limits, some Classes of Securities, such as the PAC Classes, are expected to exhibit a lower level of prepayment uncertainty than the related Mortgages and Assets. Such Classes are said to have a degree of "stability." Stability in one Class or group of Classes is necessarily offset by instability in other Classes, such as the Support Classes, which are said to "support" the more stable Classes.

     Suitability

     The Securities, especially the Inverse Floating Rate, Interest Only, Support, Accrual and Residual Classes, are not suitable investments for all investors. The Securities are not appropriate investments for any investor that requires a single lump sum payment on a predetermined date or an otherwise certain payment stream. In addition, although the Underwriter intends to make a market for the purchase and sale of the Securities after their initial issuance, it has no obligation to do so. There is no assurance that such a secondary market will develop, that any secondary market will continue, or that the price at which an investor can sell an investment in any Class will enable the investor to realize a desired yield on that investment. The market values of the Classes are likely to fluctuate; such fluctuations may be significant and could result in significant losses to investors. The secondary markets for mortgage-related securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of Classes that are especially sensitive to prepayment or interest rate risk or that have been structured to meet the investment requirements of limited categories of investors. Investors are encouraged to consult their own advisors regarding the financial, legal, tax and other aspects of an investment in the Securities. The flexibility created by the ability to modify and combine certain Classes of REMIC Certificates and the MACR Classes may affect the liquidity of the Classes and the prices that potential purchasers are willing to pay in the secondary market. No investor should purchase Securities of any Class unless the investor understands and is able to bear the prepayment, yield, liquidity and market risks associated with that Class.

PREPAYMENT AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

     Accretion Directed Classes

     Payments of principal on the VA, VB and VC Classes, and on the VJ, VK and VL Classes, are likely to be stable, in varying degrees, under relatively slow prepayment scenarios because the applicable Accrual Amount will be dedicated to making principal payments on those Classes, as described above, until they have been retired. The weighted average life of an Accretion Directed Class cannot exceed its weighted average life as shown in the following table under any prepayment scenario, even a scenario where there are no prepayments. Moreover, based on the Modeling Assumptions, each Accretion Directed Class would be retired on, but not before, its Final Payment Date if the related Mortgages prepay at any rate at or below the rate shown for that Class until its retirement.

                           ACCRETION DIRECTED CLASSES

                                            MAXIMUM WEIGHTED                          PREPAYMENT
                                              AVERAGE LIFE                               RATE
                  CLASS                        (IN YEARS)      FINAL PAYMENT DATE     AT OR BELOW
                  -----                     ----------------   ------------------     -----------
VA........................................         4.0         November 15, 2006       274% PSA
VB........................................        11.2          October 15, 2013       120% PSA
VC........................................         8.2          October 15, 2013       120% PSA
VJ........................................         4.4             July 15, 2007       287% PSA
VK........................................        11.1         February 15, 2013       150% PSA
VL........................................         7.9         February 15, 2013       150% PSA

     The related Mortgages will have characteristics that differ from those of the Modeling Assumptions. Therefore, even if the Mortgages prepay at a rate at or somewhat below the rate shown for an Accretion Directed Class, that Class could be retired before its Final Payment Date and its weighted average life could be shortened.

     The principal payment stability of the Accretion Directed Classes will be supported primarily by their receipt of their related Accrual Amounts. The VA, VB and VC Classes will be protected against early retirement by the DK Class. The VJ, VK and VL Classes will be protected against early retirement by the EA Class. When those Classes are retired, however, any Accretion Directed Class, if outstanding, will become sensitive to Mortgage prepayments and may be retired before its Final Payment Date.

     PAC Classes

     Principal payments on the PAC Classes are expected to be more stable than would be the case if they were not entitled to receive such payments, to the extent of available principal, in accordance with their schedules. Moreover, these Classes will have cumulative priorities for future payments if they fall behind their schedules. Based on the Modeling Assumptions, each such Class has a range of constant Mortgage prepayment rates (an "Effective Range") at which it would receive scheduled payments. The Effective Range at any time depends on the actual or assumed characteristics of the underlying Mortgages at that time. Based on the Modeling Assumptions, each PAC Class would receive scheduled payments until retirement if the underlying Mortgages were to prepay at any constant percentage of PSA within its initial Effective Range shown in the following table.

                            INITIAL EFFECTIVE RANGES

                           CLASS                                    RANGE*
                           -----                              -------------------
Type I PAC
  LC, PC and TC.............................................  100% PSA - 326% PSA
  LE, LR, PE, PR, TE and TR.................................  100% PSA - 257% PSA
  LF, PF, TF and TG.........................................  100% PSA - 250% PSA
  LQ, PQ and TQ.............................................  100% PSA - 283% PSA
  LP, NP and TP.............................................  100% PSA - 357% PSA
  QD........................................................  100% PSA - 296% PSA
  QL and TL.................................................   68% PSA - 250% PSA
  TB........................................................  100% PSA - 437% PSA
  TH and TK.................................................   83% PSA - 250% PSA
  TM........................................................   23% PSA - 250% PSA
  R.........................................................    0% PSA - 250% PSA
Type II PAC
  FG and SG.................................................  132% PSA - 215% PSA
  GA and GR.................................................  145% PSA - 215% PSA

     --------------------

     * The schedules for the Classes shown were prepared by calculating the amounts that would be available for principal payments on those Classes using, among other things, the Modeling Assumptions and the "structuring ranges" shown under "Terms Sheet -- Allocation of Principal" in this Supplement.

     The underlying Mortgages will have characteristics that differ from those of the Modeling Assumptions. The initial Effective Ranges, if calculated using the actual characteristics of the Mortgages, could differ from those shown in the table. Therefore, even if the Mortgages were to prepay at a constant rate within the initial Effective Range shown for any Class, but near its upper or lower end, that Class could fail to receive scheduled payments.

     The underlying Mortgages will not prepay at any constant rate. Non-constant prepayment rates can cause any Class not to receive scheduled payments, even if such rates remain within its Effective Range shown above. The Effective Ranges can narrow or "drift" upward or downward over time. Because the underlying Mortgages will not prepay at the applicable constant rates and will have characteristics that differ from those assumed, under many scenarios the Classes shown in the table, especially the Type II PAC Classes, would not consistently receive scheduled payments.

     The principal payment stability of the PAC Classes will be supported by other Classes, as indicated below. When its supporting Classes are retired, any outstanding PAC Class will become more sensitive to Mortgage prepayments and its Effective Range will no longer exist. If such a Type II PAC Class supports any other Classes at that time, its principal payment behavior will become similar to that of a Support Class, as described below.

                               SUPPORTING CLASSES

                          CLASSES                                 SUPPORTED BY
                          -------                                 ------------
Type I PAC.................................................  Type II PAC and Support
Type II PAC................................................  Support

     If the underlying Mortgages prepay at rates that are generally below the Effective Range for any Class, the available principal may be insufficient to produce scheduled payments on that Class and its weighted average life may be extended, perhaps significantly. If the underlying Mortgages prepay at rates that are generally above the Effective Range for any Class, its weighted average life may be shortened, perhaps significantly. However, the weighted average lives of one or more of the PAC Classes could be extended under certain scenarios involving Mortgage prepayments at rates that are generally above their Effective Ranges.

     All available principal will be distributed monthly on each Payment Date and will not be retained for distribution on subsequent Payment Dates. Thus, the likelihood that the PAC Classes will receive scheduled payments will not be enhanced by averaging high and low principal payments in different months.

     Support Classes

     The Support Classes will support the principal payment stability of the PAC Classes as described above. Thus, each Support Class is likely to be much more sensitive to Mortgage prepayments than is any Class it supports. The Support Classes may receive no principal payments for extended periods of time and may receive principal payments that vary widely from period to period. Relatively fast Mortgage prepayments may significantly shorten, and relatively slow Mortgage prepayments may significantly extend, the weighted average lives of the Support Classes.

     Sequential Pay Classes

     As described above, the Sequential Pay Classes will receive principal payments from their related Assets in a prescribed sequence. While it is receiving such principal payments, the sensitivity of each Sequential Pay Class (other than an Accretion Directed Class) to prepayments on the underlying Mortgages will be approximately the same as that of the related Assets.

     Pass-Through Class

     If outstanding, the CE Class will receive all or a proportionate part of the principal payments made on the Group 3 Assets on each Payment Date. The sensitivity of the CE Class to prepayments on the related Mortgages will be the same as that of the Group 3 Assets.

     MACR Classes

     The payment characteristics of the MACR Classes will reflect the payment characteristics of their related Classes of REMIC Certificates.

     Declining Balances Table

     The following table shows, for the indicated Classes of Securities and the underlying Assets, (i) the percentages of their original principal amounts (or, in the case of the Assets, their outstanding principal amounts as of the Closing
Date) that would be outstanding after each of the dates shown at various constant percentages of PSA and (ii) their corresponding weighted average lives. Freddie Mac has prepared this table using the Modeling Assumptions. However, for 0% PSA, Freddie Mac has assumed that each Mortgage bears interest at a per annum rate of 2.5% above that of the related PCs and has a remaining term to maturity of 360 months and a loan age of 0 months. The Mortgages do not have the characteristics assumed, and Mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class or Asset. For example, because of the diverse remaining terms to maturity, loan ages and interest rates of the Mortgages, principal payments on any Class or Asset may be faster or (except at 0% PSA) slower than indicated, even if the Mortgages were to prepay at the constant rates shown. This may be the case even if the weighted average remaining term to maturity, weighted average loan age and weighted average interest rate of the Mortgages are the same as those of mortgages having the characteristics assumed.

  PERCENTAGES OF ORIGINAL PRINCIPAL AMOUNTS OUTSTANDING* AND WEIGHTED AVERAGE
                                     LIVES

                                    Group 1

                                             FG AND SG                               FT AND ST
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................   100     100     100     100     100     100     100      96      87      57
May 15, 2001..................   100     100     100     100     100     100     100      87      60       0
May 15, 2002..................   100     100     100     100       0     100     100      75      27       0
May 15, 2003..................   100     100     100     100       0     100     100      66       4       0
May 15, 2004..................   100     100     100     100       0     100     100      60       0       0
May 15, 2005..................   100     100     100     100       0     100     100      55       0       0
May 15, 2006..................   100     100     100      49       0     100     100      52       0       0
May 15, 2007..................   100     100     100      12       0     100     100      50       0       0
May 15, 2008..................   100     100     100       1       0     100     100      49       0       0
May 15, 2009..................   100     100     100       1       0     100     100      48       0       0
May 15, 2010..................   100     100     100       1       0     100     100      46       0       0
May 15, 2011..................   100     100     100       1       0     100     100      44       0       0
May 15, 2012..................   100     100     100       1       0     100     100      42       0       0
May 15, 2013..................   100     100     100       1       0     100     100      39       0       0
May 15, 2014..................   100     100      91       1       0     100     100      36       0       0
May 15, 2015..................   100     100      76       1       0     100     100      34       0       0
May 15, 2016..................   100     100      62       1       0     100     100      31       0       0
May 15, 2017..................   100     100      49       1       0     100     100      28       0       0
May 15, 2018..................   100     100      37       1       0     100     100      26       0       0
May 15, 2019..................   100      32      26       1       0     100     100      23       0       0
May 15, 2020..................   100      16      16       1       0     100      91      21       0       0
May 15, 2021..................   100       6       6       1       0     100      80      19       0       0
May 15, 2022..................   100       0       0       1       0     100      70      16       0       0
May 15, 2023..................   100       0       0       1       0     100      58      13       0       0
May 15, 2024..................   100       0       0       1       0     100      47      10       0       0
May 15, 2025..................   100       0       0       1       0     100      37       8       0       0
May 15, 2026..................   100       0       0       1       0     100      27       5       0       0
May 15, 2027..................   100       0       0       1       0     100      17       3       0       0
May 15, 2028..................     0       0       0       1       0      65       7       1       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  28.3    20.0    18.1     7.4     2.4    29.2    24.8    11.4     2.3     1.0

                                              GA AND GR                             LC, PC AND TC
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
May 15, 2000..................     97      87      84      84      84     100     100     100     100     100
May 15, 2001..................     93      63      52      52      30     100     100     100     100     100
May 15, 2002..................     93      61      39      39       0     100      91      91      91       0
May 15, 2003..................     93      61      30      30       0     100       8       8       8       0
May 15, 2004..................     93      61      23      15       0     100       0       0       0       0
May 15, 2005..................     93      61      18       2       0     100       0       0       0       0
May 15, 2006..................     93      61      14       0       0     100       0       0       0       0
May 15, 2007..................     93      61      11       0       0      89       0       0       0       0
May 15, 2008..................     93      61       9       0       0      70       0       0       0       0
May 15, 2009..................     93      60       7       0       0      49       0       0       0       0
May 15, 2010..................     93      57       6       0       0      27       0       0       0       0
May 15, 2011..................     93      52       4       0       0       3       0       0       0       0
May 15, 2012..................     93      46       2       0       0       0       0       0       0       0
May 15, 2013..................     93      40       1       0       0       0       0       0       0       0
May 15, 2014..................     93      33       0       0       0       0       0       0       0       0
May 15, 2015..................     93      25       0       0       0       0       0       0       0       0
May 15, 2016..................     93      17       0       0       0       0       0       0       0       0
May 15, 2017..................     93       9       0       0       0       0       0       0       0       0
May 15, 2018..................     93       0       0       0       0       0       0       0       0       0
May 15, 2019..................     93       0       0       0       0       0       0       0       0       0
May 15, 2020..................     93       0       0       0       0       0       0       0       0       0
May 15, 2021..................     93       0       0       0       0       0       0       0       0       0
May 15, 2022..................     93       0       0       0       0       0       0       0       0       0
May 15, 2023..................     93       0       0       0       0       0       0       0       0       0
May 15, 2024..................     93       0       0       0       0       0       0       0       0       0
May 15, 2025..................     73       0       0       0       0       0       0       0       0       0
May 15, 2026..................     40       0       0       0       0       0       0       0       0       0
May 15, 2027..................      4       0       0       0       0       0       0       0       0       0
May 15, 2028..................      0       0       0       0       0       0       0       0       0       0
May 15, 2029..................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   25.0     9.7     3.5     2.7     1.6     9.9     3.5     3.5     3.5     2.8

                                           LE, PE AND TE                           LF, PF AND TF
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................   100     100     100     100     100     100     100     100     100     100
May 15, 2001..................   100     100     100     100     100     100     100     100     100     100
May 15, 2002..................   100     100     100     100     100     100     100     100     100     100
May 15, 2003..................   100     100     100     100      11     100     100     100     100     100
May 15, 2004..................   100      94      94      94       0     100     100     100     100       0
May 15, 2005..................   100      49      49      49       0     100     100     100     100       0
May 15, 2006..................   100       6       6       6       0     100     100     100     100       0
May 15, 2007..................   100       0       0       0       0     100      49      49      49       0
May 15, 2008..................   100       0       0       0       0     100       0       0       0       0
May 15, 2009..................   100       0       0       0       0     100       0       0       0       0
May 15, 2010..................   100       0       0       0       0     100       0       0       0       0
May 15, 2011..................   100       0       0       0       0     100       0       0       0       0
May 15, 2012..................   100       0       0       0       0     100       0       0       0       0
May 15, 2013..................   100       0       0       0       0     100       0       0       0       0
May 15, 2014..................    85       0       0       0       0     100       0       0       0       0
May 15, 2015..................    63       0       0       0       0     100       0       0       0       0
May 15, 2016..................    39       0       0       0       0     100       0       0       0       0
May 15, 2017..................    13       0       0       0       0     100       0       0       0       0
May 15, 2018..................     0       0       0       0       0      78       0       0       0       0
May 15, 2019..................     0       0       0       0       0      31       0       0       0       0
May 15, 2020..................     0       0       0       0       0       0       0       0       0       0
May 15, 2021..................     0       0       0       0       0       0       0       0       0       0
May 15, 2022..................     0       0       0       0       0       0       0       0       0       0
May 15, 2023..................     0       0       0       0       0       0       0       0       0       0
May 15, 2024..................     0       0       0       0       0       0       0       0       0       0
May 15, 2025..................     0       0       0       0       0       0       0       0       0       0
May 15, 2026..................     0       0       0       0       0       0       0       0       0       0
May 15, 2027..................     0       0       0       0       0       0       0       0       0       0
May 15, 2028..................     0       0       0       0       0       0       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  16.5     6.0     6.0     6.0     3.7    19.6     8.0     8.0     8.0     4.5

                                            LP, NP AND TP                           LQ, PQ AND TQ
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    100     100     100     100     100     100     100     100     100     100
May 15, 2001..................    100     100     100     100     100     100     100     100     100     100
May 15, 2002..................    100      84      84      84       0     100     100     100     100      71
May 15, 2003..................    100       0       0       0       0     100      77      77      77       0
May 15, 2004..................    100       0       0       0       0     100      22      22      22       0
May 15, 2005..................    100       0       0       0       0     100       0       0       0       0
May 15, 2006..................    100       0       0       0       0     100       0       0       0       0
May 15, 2007..................     81       0       0       0       0     100       0       0       0       0
May 15, 2008..................     49       0       0       0       0     100       0       0       0       0
May 15, 2009..................     15       0       0       0       0     100       0       0       0       0
May 15, 2010..................      0       0       0       0       0      90       0       0       0       0
May 15, 2011..................      0       0       0       0       0      73       0       0       0       0
May 15, 2012..................      0       0       0       0       0      54       0       0       0       0
May 15, 2013..................      0       0       0       0       0      33       0       0       0       0
May 15, 2014..................      0       0       0       0       0      11       0       0       0       0
May 15, 2015..................      0       0       0       0       0       0       0       0       0       0
May 15, 2016..................      0       0       0       0       0       0       0       0       0       0
May 15, 2017..................      0       0       0       0       0       0       0       0       0       0
May 15, 2018..................      0       0       0       0       0       0       0       0       0       0
May 15, 2019..................      0       0       0       0       0       0       0       0       0       0
May 15, 2020..................      0       0       0       0       0       0       0       0       0       0
May 15, 2021..................      0       0       0       0       0       0       0       0       0       0
May 15, 2022..................      0       0       0       0       0       0       0       0       0       0
May 15, 2023..................      0       0       0       0       0       0       0       0       0       0
May 15, 2024..................      0       0       0       0       0       0       0       0       0       0
May 15, 2025..................      0       0       0       0       0       0       0       0       0       0
May 15, 2026..................      0       0       0       0       0       0       0       0       0       0
May 15, 2027..................      0       0       0       0       0       0       0       0       0       0
May 15, 2028..................      0       0       0       0       0       0       0       0       0       0
May 15, 2029..................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................    9.0     3.2     3.2     3.2     2.7    13.1     4.5     4.5     4.5     3.1

---------------
* Rounded to nearest whole percentage.

                                           LR, PR AND TR                                QD
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................   100     100     100     100     100     100     100     100     100     100
May 15, 2001..................   100     100     100     100     100     100     100     100     100     100
May 15, 2002..................   100     100     100     100     100     100     100     100     100      99
May 15, 2003..................   100     100     100     100      14     100     100     100     100       0
May 15, 2004..................   100     100     100     100       0     100       0       0       0       0
May 15, 2005..................   100      65      65      65       0     100       0       0       0       0
May 15, 2006..................   100       8       8       8       0     100       0       0       0       0
May 15, 2007..................   100       0       0       0       0     100       0       0       0       0
May 15, 2008..................   100       0       0       0       0     100       0       0       0       0
May 15, 2009..................   100       0       0       0       0     100       0       0       0       0
May 15, 2010..................   100       0       0       0       0     100       0       0       0       0
May 15, 2011..................   100       0       0       0       0     100       0       0       0       0
May 15, 2012..................   100       0       0       0       0      60       0       0       0       0
May 15, 2013..................   100       0       0       0       0      13       0       0       0       0
May 15, 2014..................   100       0       0       0       0       0       0       0       0       0
May 15, 2015..................    84       0       0       0       0       0       0       0       0       0
May 15, 2016..................    52       0       0       0       0       0       0       0       0       0
May 15, 2017..................    18       0       0       0       0       0       0       0       0       0
May 15, 2018..................     0       0       0       0       0       0       0       0       0       0
May 15, 2019..................     0       0       0       0       0       0       0       0       0       0
May 15, 2020..................     0       0       0       0       0       0       0       0       0       0
May 15, 2021..................     0       0       0       0       0       0       0       0       0       0
May 15, 2022..................     0       0       0       0       0       0       0       0       0       0
May 15, 2023..................     0       0       0       0       0       0       0       0       0       0
May 15, 2024..................     0       0       0       0       0       0       0       0       0       0
May 15, 2025..................     0       0       0       0       0       0       0       0       0       0
May 15, 2026..................     0       0       0       0       0       0       0       0       0       0
May 15, 2027..................     0       0       0       0       0       0       0       0       0       0
May 15, 2028..................     0       0       0       0       0       0       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  17.0     6.3     6.3     6.3     3.8    13.2     4.5     4.5     4.5     3.1

                                              QL AND TL                                  TB
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    100     100     100     100     100     100     100     100     100     100
May 15, 2001..................    100     100     100     100     100     100     100     100     100     100
May 15, 2002..................    100     100     100     100     100      86       0       0       0       0
May 15, 2003..................    100     100     100     100     100      69       0       0       0       0
May 15, 2004..................    100     100     100     100     100      50       0       0       0       0
May 15, 2005..................    100     100     100     100     100      30       0       0       0       0
May 15, 2006..................    100     100     100     100     100       8       0       0       0       0
May 15, 2007..................    100     100     100     100     100       0       0       0       0       0
May 15, 2008..................    100     100     100     100      87       0       0       0       0       0
May 15, 2009..................    100     100     100     100      48       0       0       0       0       0
May 15, 2010..................    100     100     100     100      21       0       0       0       0       0
May 15, 2011..................    100     100     100     100       3       0       0       0       0       0
May 15, 2012..................    100     100     100     100       0       0       0       0       0       0
May 15, 2013..................    100     100     100     100       0       0       0       0       0       0
May 15, 2014..................    100     100     100     100       0       0       0       0       0       0
May 15, 2015..................    100     100     100     100       0       0       0       0       0       0
May 15, 2016..................    100      82      82      82       0       0       0       0       0       0
May 15, 2017..................    100      59      59      59       0       0       0       0       0       0
May 15, 2018..................    100      40      40      40       0       0       0       0       0       0
May 15, 2019..................    100      24      24      24       0       0       0       0       0       0
May 15, 2020..................    100      11      11      11       0       0       0       0       0       0
May 15, 2021..................    100       0       0       0       0       0       0       0       0       0
May 15, 2022..................    100       0       0       0       0       0       0       0       0       0
May 15, 2023..................    100       0       0       0       0       0       0       0       0       0
May 15, 2024..................     24       0       0       0       0       0       0       0       0       0
May 15, 2025..................      0       0       0       0       0       0       0       0       0       0
May 15, 2026..................      0       0       0       0       0       0       0       0       0       0
May 15, 2027..................      0       0       0       0       0       0       0       0       0       0
May 15, 2028..................      0       0       0       0       0       0       0       0       0       0
May 15, 2029..................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   24.8    18.7    18.7    18.7    10.1     4.9     2.5     2.5     2.5     2.4

                                                TG                                      TH
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................   100     100     100     100     100     100     100     100     100     100
May 15, 2001..................   100     100     100     100     100     100     100     100     100     100
May 15, 2002..................   100     100     100     100     100     100     100     100     100     100
May 15, 2003..................   100     100     100     100     100     100     100     100     100     100
May 15, 2004..................   100     100     100     100      92     100     100     100     100     100
May 15, 2005..................   100     100     100     100      44     100     100     100     100     100
May 15, 2006..................   100     100     100     100      10     100     100     100     100     100
May 15, 2007..................   100     100     100     100       0     100     100     100     100      80
May 15, 2008..................   100      96      96      96       0     100     100     100     100      54
May 15, 2009..................   100      69      69      69       0     100     100     100     100      37
May 15, 2010..................   100      46      46      46       0     100     100     100     100      25
May 15, 2011..................   100      27      27      27       0     100     100     100     100      17
May 15, 2012..................   100      11      11      11       0     100     100     100     100      11
May 15, 2013..................   100       0       0       0       0     100      97      97      97       8
May 15, 2014..................   100       0       0       0       0     100      79      79      79       5
May 15, 2015..................   100       0       0       0       0     100      64      64      64       3
May 15, 2016..................   100       0       0       0       0     100      52      52      52       2
May 15, 2017..................   100       0       0       0       0     100      42      42      42       1
May 15, 2018..................   100       0       0       0       0     100      33      33      33       1
May 15, 2019..................   100       0       0       0       0     100      26      26      26       0
May 15, 2020..................    90       0       0       0       0     100      21      21      21       0
May 15, 2021..................    60       0       0       0       0     100      16      16      16       0
May 15, 2022..................    28       0       0       0       0     100      12      12      12       0
May 15, 2023..................     0       0       0       0       0      88       9       9       9       0
May 15, 2024..................     0       0       0       0       0      26       6       6       6       0
May 15, 2025..................     0       0       0       0       0       4       4       4       4       0
May 15, 2026..................     0       0       0       0       0       2       2       2       2       0
May 15, 2027..................     0       0       0       0       0       1       1       1       1       0
May 15, 2028..................     0       0       0       0       0       0       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  22.3    11.0    11.0    11.0     5.9    24.7    18.1    18.1    18.1    10.0

                                                 TK
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    180%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
May 15, 2000..................    100     100     100     100     100
May 15, 2001..................    100     100     100     100     100
May 15, 2002..................    100     100     100     100     100
May 15, 2003..................    100     100     100     100     100
May 15, 2004..................    100     100     100     100     100
May 15, 2005..................    100     100     100     100     100
May 15, 2006..................    100     100     100     100     100
May 15, 2007..................    100     100     100     100      49
May 15, 2008..................    100     100     100     100       0
May 15, 2009..................    100     100     100     100       0
May 15, 2010..................    100     100     100     100       0
May 15, 2011..................    100     100     100     100       0
May 15, 2012..................    100     100     100     100       0
May 15, 2013..................    100      92      92      92       0
May 15, 2014..................    100      48      48      48       0
May 15, 2015..................    100      11      11      11       0
May 15, 2016..................    100       0       0       0       0
May 15, 2017..................    100       0       0       0       0
May 15, 2018..................    100       0       0       0       0
May 15, 2019..................    100       0       0       0       0
May 15, 2020..................    100       0       0       0       0
May 15, 2021..................    100       0       0       0       0
May 15, 2022..................    100       0       0       0       0
May 15, 2023..................     69       0       0       0       0
May 15, 2024..................      0       0       0       0       0
May 15, 2025..................      0       0       0       0       0
May 15, 2026..................      0       0       0       0       0
May 15, 2027..................      0       0       0       0       0
May 15, 2028..................      0       0       0       0       0
May 15, 2029..................      0       0       0       0       0
Weighted Average
 Life (Years).................   24.1    15.0    15.0    15.0     8.0

                                                TM                                       R
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    180%    250%    500%     0%     100%    180%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................   100     100     100     100     100     100     100     100     100     100
May 15, 2001..................   100     100     100     100     100     100     100     100     100     100
May 15, 2002..................   100     100     100     100     100     100     100     100     100     100
May 15, 2003..................   100     100     100     100     100     100     100     100     100     100
May 15, 2004..................   100     100     100     100     100     100     100     100     100     100
May 15, 2005..................   100     100     100     100     100     100     100     100     100     100
May 15, 2006..................   100     100     100     100     100     100     100     100     100     100
May 15, 2007..................   100     100     100     100     100     100     100     100     100     100
May 15, 2008..................   100     100     100     100     100     100     100     100     100     100
May 15, 2009..................   100     100     100     100     100     100     100     100     100     100
May 15, 2010..................   100     100     100     100     100     100     100     100     100     100
May 15, 2011..................   100     100     100     100     100     100     100     100     100     100
May 15, 2012..................   100     100     100     100      73     100     100     100     100     100
May 15, 2013..................   100     100     100     100      48     100     100     100     100     100
May 15, 2014..................   100     100     100     100      31     100     100     100     100     100
May 15, 2015..................   100     100     100     100      20     100     100     100     100     100
May 15, 2016..................   100     100     100     100      12     100     100     100     100     100
May 15, 2017..................   100     100     100     100       7     100     100     100     100     100
May 15, 2018..................   100     100     100     100       4     100     100     100     100     100
May 15, 2019..................   100     100     100     100       1     100     100     100     100     100
May 15, 2020..................   100     100     100     100       0     100     100     100     100      87
May 15, 2021..................   100     100     100     100       0     100     100     100     100      56
May 15, 2022..................   100      76      76      76       0     100     100     100     100      35
May 15, 2023..................   100      55      55      55       0     100     100     100     100      22
May 15, 2024..................   100      39      39      39       0     100     100     100     100      13
May 15, 2025..................    25      25      25      25       0     100     100     100     100       7
May 15, 2026..................    14      14      14      14       0     100     100     100     100       4
May 15, 2027..................     6       6       6       6       0     100     100     100     100       2
May 15, 2028..................     0       0       0       0       0      59      59      59      59       1
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  25.8    24.6    24.6    24.6    14.5    29.1    29.1    29.1    29.1    22.8

                                           GROUP 1 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    180%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
May 15, 2000..................     99      97      96      95      90
May 15, 2001..................     99      92      88      84      71
May 15, 2002..................     98      86      78      71      49
May 15, 2003..................     97      80      68      59      34
May 15, 2004..................     96      74      60      50      24
May 15, 2005..................     95      68      53      42      16
May 15, 2006..................     94      63      46      35      11
May 15, 2007..................     92      58      40      29       8
May 15, 2008..................     91      54      35      24       5
May 15, 2009..................     89      49      31      20       4
May 15, 2010..................     88      45      27      17       2
May 15, 2011..................     86      41      23      14       2
May 15, 2012..................     84      38      20      11       1
May 15, 2013..................     82      34      17       9       1
May 15, 2014..................     79      31      15       8       1
May 15, 2015..................     77      28      13       6       0
May 15, 2016..................     74      25      11       5       0
May 15, 2017..................     71      22       9       4       0
May 15, 2018..................     67      20       8       3       0
May 15, 2019..................     64      18       7       3       0
May 15, 2020..................     59      15       5       2       0
May 15, 2021..................     55      13       4       2       0
May 15, 2022..................     50      11       4       1       0
May 15, 2023..................     45       9       3       1       0
May 15, 2024..................     39       7       2       1       0
May 15, 2025..................     32       6       2       0       0
May 15, 2026..................     25       4       1       0       0
May 15, 2027..................     18       2       1       0       0
May 15, 2028..................      9       1       0       0       0
May 15, 2029..................      0       0       0       0       0
Weighted Average
 Life (Years).................   21.0    11.4     8.2     6.5     3.7

                                    Group 2

                                                DA                                      DB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    150%    300%    500%     0%     100%    150%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    99      93      91      83      73     100     100     100     100     100
May 15, 2001..................    98      84      78      61      40     100     100     100     100     100
May 15, 2002..................    97      75      66      42      16     100     100     100     100     100
May 15, 2003..................    95      67      55      27       0     100     100     100     100      91
May 15, 2004..................    94      59      46      14       0     100     100     100     100       0
May 15, 2005..................    92      51      37       4       0     100     100     100     100       0
May 15, 2006..................    90      44      29       0       0     100     100     100      62       0
May 15, 2007..................    89      38      21       0       0     100     100     100       5       0
May 15, 2008..................    86      32      15       0       0     100     100     100       0       0
May 15, 2009..................    84      26       9       0       0     100     100     100       0       0
May 15, 2010..................    82      20       3       0       0     100     100     100       0       0
May 15, 2011..................    79      15       0       0       0     100     100      86       0       0
May 15, 2012..................    76      10       0       0       0     100     100      48       0       0
May 15, 2013..................    73       6       0       0       0     100     100      14       0       0
May 15, 2014..................    70       1       0       0       0     100     100       0       0       0
May 15, 2015..................    66       0       0       0       0     100      75       0       0       0
May 15, 2016..................    62       0       0       0       0     100      42       0       0       0
May 15, 2017..................    57       0       0       0       0     100      11       0       0       0
May 15, 2018..................    53       0       0       0       0     100       0       0       0       0
May 15, 2019..................    47       0       0       0       0     100       0       0       0       0
May 15, 2020..................    42       0       0       0       0     100       0       0       0       0
May 15, 2021..................    36       0       0       0       0     100       0       0       0       0
May 15, 2022..................    29       0       0       0       0     100       0       0       0       0
May 15, 2023..................    21       0       0       0       0     100       0       0       0       0
May 15, 2024..................    14       0       0       0       0     100       0       0       0       0
May 15, 2025..................     5       0       0       0       0     100       0       0       0       0
May 15, 2026..................     0       0       0       0       0      60       0       0       0       0
May 15, 2027..................     0       0       0       0       0       0       0       0       0       0
May 15, 2028..................     0       0       0       0       0       0       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  17.9     6.7     5.0     2.8     1.8    27.1    16.8    13.0     7.2     4.4

                                                 DC
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    150%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
May 15, 2000..................    100     100     100     100     100
May 15, 2001..................    100     100     100     100     100
May 15, 2002..................    100     100     100     100     100
May 15, 2003..................    100     100     100     100     100
May 15, 2004..................    100     100     100     100      96
May 15, 2005..................    100     100     100     100      66
May 15, 2006..................    100     100     100     100      46
May 15, 2007..................    100     100     100     100      31
May 15, 2008..................    100     100     100      82      21
May 15, 2009..................    100     100     100      65      15
May 15, 2010..................    100     100     100      52      10
May 15, 2011..................    100     100     100      41       7
May 15, 2012..................    100     100     100      33       5
May 15, 2013..................    100     100     100      26       3
May 15, 2014..................    100     100      93      20       2
May 15, 2015..................    100     100      80      16       1
May 15, 2016..................    100     100      69      12       1
May 15, 2017..................    100     100      59      10       1
May 15, 2018..................    100      92      50       7       0
May 15, 2019..................    100      80      42       6       0
May 15, 2020..................    100      68      35       4       0
May 15, 2021..................    100      58      29       3       0
May 15, 2022..................    100      47      23       2       0
May 15, 2023..................    100      38      18       2       0
May 15, 2024..................    100      29      13       1       0
May 15, 2025..................    100      20       9       1       0
May 15, 2026..................    100      12       5       0       0
May 15, 2027..................     88       4       2       0       0
May 15, 2028..................     46       0       0       0       0
May 15, 2029..................      0       0       0       0       0
Weighted Average
 Life (Years).................   28.9    23.0    19.8    12.3     7.5

                                                DK                                      VA
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    150%    300%    500%     0%     100%    150%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    99      94      91      84      74      89      89      89      89      89
May 15, 2001..................    98      85      79      62      42      77      77      77      77      77
May 15, 2002..................    97      76      67      44      18      65      65      65      65      65
May 15, 2003..................    95      68      57      29       2      52      52      52      52      52
May 15, 2004..................    94      60      47      17       0      38      38      38      38       0
May 15, 2005..................    92      53      39       7       0      23      23      23      23       0
May 15, 2006..................    91      46      31       0       0       7       7       7       0       0
May 15, 2007..................    89      40      24       0       0       0       0       0       0       0
May 15, 2008..................    87      34      17       0       0       0       0       0       0       0
May 15, 2009..................    85      28      11       0       0       0       0       0       0       0
May 15, 2010..................    82      23       6       0       0       0       0       0       0       0
May 15, 2011..................    80      18       1       0       0       0       0       0       0       0
May 15, 2012..................    77      13       0       0       0       0       0       0       0       0
May 15, 2013..................    74       8       0       0       0       0       0       0       0       0
May 15, 2014..................    71       4       0       0       0       0       0       0       0       0
May 15, 2015..................    67       0       0       0       0       0       0       0       0       0
May 15, 2016..................    63       0       0       0       0       0       0       0       0       0
May 15, 2017..................    59       0       0       0       0       0       0       0       0       0
May 15, 2018..................    54       0       0       0       0       0       0       0       0       0
May 15, 2019..................    49       0       0       0       0       0       0       0       0       0
May 15, 2020..................    44       0       0       0       0       0       0       0       0       0
May 15, 2021..................    38       0       0       0       0       0       0       0       0       0
May 15, 2022..................    31       0       0       0       0       0       0       0       0       0
May 15, 2023..................    24       0       0       0       0       0       0       0       0       0
May 15, 2024..................    16       0       0       0       0       0       0       0       0       0
May 15, 2025..................     8       0       0       0       0       0       0       0       0       0
May 15, 2026..................     0       0       0       0       0       0       0       0       0       0
May 15, 2027..................     0       0       0       0       0       0       0       0       0       0
May 15, 2028..................     0       0       0       0       0       0       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  18.1     7.0     5.2     2.9     1.8     4.0     4.0     4.0     4.0     3.2

                                                 VB
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    150%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
May 15, 2000..................    100     100     100     100     100
May 15, 2001..................    100     100     100     100     100
May 15, 2002..................    100     100     100     100     100
May 15, 2003..................    100     100     100     100     100
May 15, 2004..................    100     100     100     100      46
May 15, 2005..................    100     100     100     100       0
May 15, 2006..................    100     100     100      93       0
May 15, 2007..................     93      93      93      26       0
May 15, 2008..................     81      81      81       0       0
May 15, 2009..................     68      68      68       0       0
May 15, 2010..................     54      54      54       0       0
May 15, 2011..................     39      39      39       0       0
May 15, 2012..................     23      23       0       0       0
May 15, 2013..................      7       7       0       0       0
May 15, 2014..................      0       0       0       0       0
May 15, 2015..................      0       0       0       0       0
May 15, 2016..................      0       0       0       0       0
May 15, 2017..................      0       0       0       0       0
May 15, 2018..................      0       0       0       0       0
May 15, 2019..................      0       0       0       0       0
May 15, 2020..................      0       0       0       0       0
May 15, 2021..................      0       0       0       0       0
May 15, 2022..................      0       0       0       0       0
May 15, 2023..................      0       0       0       0       0
May 15, 2024..................      0       0       0       0       0
May 15, 2025..................      0       0       0       0       0
May 15, 2026..................      0       0       0       0       0
May 15, 2027..................      0       0       0       0       0
May 15, 2028..................      0       0       0       0       0
May 15, 2029..................      0       0       0       0       0
Weighted Average
 Life (Years).................   11.2    11.2    10.9     7.6     5.0

                                                VC                                      ZD
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    150%    300%    500%     0%     100%    150%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    95      95      95      95      95     106     106     106     106     106
May 15, 2001..................    91      91      91      91      91     113     113     113     113     113
May 15, 2002..................    86      86      86      86      86     120     120     120     120     120
May 15, 2003..................    80      80      80      80      80     127     127     127     127     127
May 15, 2004..................    74      74      74      74      27     135     135     135     135     135
May 15, 2005..................    68      68      68      68       0     143     143     143     143     118
May 15, 2006..................    62      62      62      55       0     152     152     152     152      81
May 15, 2007..................    55      55      55      16       0     161     161     161     161      56
May 15, 2008..................    48      48      48       0       0     171     171     171     146      38
May 15, 2009..................    40      40      40       0       0     182     182     182     117      26
May 15, 2010..................    32      32      32       0       0     193     193     193      93      18
May 15, 2011..................    23      23      23       0       0     205     205     205      74      12
May 15, 2012..................    14      14       0       0       0     218     218     217      59       8
May 15, 2013..................     4       4       0       0       0     231     231     190      46       5
May 15, 2014..................     0       0       0       0       0     237     237     166      36       4
May 15, 2015..................     0       0       0       0       0     237     237     144      28       2
May 15, 2016..................     0       0       0       0       0     237     212     124      22       2
May 15, 2017..................     0       0       0       0       0     237     188     106      17       1
May 15, 2018..................     0       0       0       0       0     237     165      90      13       1
May 15, 2019..................     0       0       0       0       0     237     143      76      10       0
May 15, 2020..................     0       0       0       0       0     237     122      63       7       0
May 15, 2021..................     0       0       0       0       0     237     103      51       5       0
May 15, 2022..................     0       0       0       0       0     237      85      41       4       0
May 15, 2023..................     0       0       0       0       0     237      68      31       3       0
May 15, 2024..................     0       0       0       0       0     237      51      23       2       0
May 15, 2025..................     0       0       0       0       0     237      36      16       1       0
May 15, 2026..................     0       0       0       0       0     226      21       9       1       0
May 15, 2027..................     0       0       0       0       0     157       8       3       0       0
May 15, 2028..................     0       0       0       0       0      82       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   8.2     8.2     8.1     6.1     4.3    28.5    21.6    18.7    12.7     8.2

                                           GROUP 2 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    150%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
May 15, 2000..................     99      95      93      88      80
May 15, 2001..................     98      89      84      72      57
May 15, 2002..................     98      82      76      58      39
May 15, 2003..................     97      76      68      47      27
May 15, 2004..................     95      70      61      38      19
May 15, 2005..................     94      65      54      30      13
May 15, 2006..................     93      60      48      24       9
May 15, 2007..................     92      55      43      20       6
May 15, 2008..................     90      51      38      16       4
May 15, 2009..................     89      46      34      13       3
May 15, 2010..................     87      42      30      10       2
May 15, 2011..................     85      39      27       8       1
May 15, 2012..................     83      35      23       6       1
May 15, 2013..................     81      32      20       5       1
May 15, 2014..................     78      29      18       4       0
May 15, 2015..................     75      26      15       3       0
May 15, 2016..................     72      23      13       2       0
May 15, 2017..................     69      20      11       2       0
May 15, 2018..................     66      18      10       1       0
May 15, 2019..................     62      15       8       1       0
May 15, 2020..................     58      13       7       1       0
May 15, 2021..................     53      11       6       1       0
May 15, 2022..................     49       9       4       0       0
May 15, 2023..................     43       7       3       0       0
May 15, 2024..................     37       6       2       0       0
May 15, 2025..................     31       4       2       0       0
May 15, 2026..................     24       2       1       0       0
May 15, 2027..................     17       1       0       0       0
May 15, 2028..................      9       0       0       0       0
May 15, 2029..................      0       0       0       0       0
Weighted Average
 Life (Years).................   20.8    10.7     8.5     5.0     3.1

                                    Group 3

                                             CA AND FC                                  CB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    179%    300%    500%     0%     100%    179%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    99      94      91      86      78     100     100     100     100     100
May 15, 2001..................    98      86      78      66      48     100     100     100     100     100
May 15, 2002..................    97      78      66      48      24     100     100     100     100     100
May 15, 2003..................    96      70      54      34       8     100     100     100     100     100
May 15, 2004..................    95      63      44      22       0     100     100     100     100      59
May 15, 2005..................    93      56      36      12       0     100     100     100     100       0
May 15, 2006..................    92      50      28       5       0     100     100     100     100       0
May 15, 2007..................    90      44      21       0       0     100     100     100      76       0
May 15, 2008..................    88      38      15       0       0     100     100     100       0       0
May 15, 2009..................    87      33       9       0       0     100     100     100       0       0
May 15, 2010..................    84      27       5       0       0     100     100     100       0       0
May 15, 2011..................    82      23       0       0       0     100     100     100       0       0
May 15, 2012..................    80      18       0       0       0     100     100      48       0       0
May 15, 2013..................    77      14       0       0       0     100     100       0       0       0
May 15, 2014..................    74      10       0       0       0     100     100       0       0       0
May 15, 2015..................    70       6       0       0       0     100     100       0       0       0
May 15, 2016..................    67       2       0       0       0     100     100       0       0       0
May 15, 2017..................    63       0       0       0       0     100      87       0       0       0
May 15, 2018..................    58       0       0       0       0     100      39       0       0       0
May 15, 2019..................    54       0       0       0       0     100       0       0       0       0
May 15, 2020..................    48       0       0       0       0     100       0       0       0       0
May 15, 2021..................    43       0       0       0       0     100       0       0       0       0
May 15, 2022..................    36       0       0       0       0     100       0       0       0       0
May 15, 2023..................    29       0       0       0       0     100       0       0       0       0
May 15, 2024..................    22       0       0       0       0     100       0       0       0       0
May 15, 2025..................    14       0       0       0       0     100       0       0       0       0
May 15, 2026..................     5       0       0       0       0     100       0       0       0       0
May 15, 2027..................     0       0       0       0       0      26       0       0       0       0
May 15, 2028..................     0       0       0       0       0       0       0       0       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  18.9     7.6     5.0     3.2     2.1    27.8    18.8    13.0     8.3     5.1

                                                 CD                             CE AND GROUP 3 ASSETS
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    179%    300%    500%     0%     100%    179%    300%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    100     100     100     100     100      99      96      93      89      83
May 15, 2001..................    100     100     100     100     100      99      89      83      73      59
May 15, 2002..................    100     100     100     100     100      98      83      73      59      41
May 15, 2003..................    100     100     100     100     100      97      77      64      48      28
May 15, 2004..................    100     100     100     100     100      96      71      56      39      19
May 15, 2005..................    100     100     100     100      82      95      66      50      31      13
May 15, 2006..................    100     100     100     100      56      94      61      43      25       9
May 15, 2007..................    100     100     100     100      39      92      56      38      20       6
May 15, 2008..................    100     100     100     100      26      91      51      33      16       4
May 15, 2009..................    100     100     100      80      18      89      47      29      13       3
May 15, 2010..................    100     100     100      64      12      88      43      25      10       2
May 15, 2011..................    100     100     100      51       8      86      39      22       8       1
May 15, 2012..................    100     100     100      40       6      84      36      19       7       1
May 15, 2013..................    100     100     100      32       4      82      32      16       5       1
May 15, 2014..................    100     100      85      25       3      79      29      14       4       0
May 15, 2015..................    100     100      73      20       2      77      26      12       3       0
May 15, 2016..................    100     100      62      15       1      74      23      10       2       0
May 15, 2017..................    100     100      52      12       1      71      21       8       2       0
May 15, 2018..................    100     100      43       9       0      67      18       7       1       0
May 15, 2019..................    100      98      36       7       0      64      16       6       1       0
May 15, 2020..................    100      84      29       5       0      59      14       5       1       0
May 15, 2021..................    100      71      24       4       0      55      12       4       1       0
May 15, 2022..................    100      59      18       3       0      50      10       3       0       0
May 15, 2023..................    100      47      14       2       0      45       8       2       0       0
May 15, 2024..................    100      36      10       1       0      39       6       2       0       0
May 15, 2025..................    100      26       7       1       0      32       4       1       0       0
May 15, 2026..................    100      16       4       0       0      25       3       1       0       0
May 15, 2027..................    100       7       2       0       0      18       1       0       0       0
May 15, 2028..................     57       0       0       0       0       9       0       0       0       0
May 15, 2029..................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   29.1    24.0    19.1    13.2     8.1    21.0    10.9     7.7     5.1     3.2

                                    Group 4

                                                EA                                      EB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    170%    300%    500%     0%     100%    170%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    99      96      94      91      85     100     100     100     100     100
May 15, 2001..................    98      89      83      73      58     100     100     100     100     100
May 15, 2002..................    97      80      71      54      31     100     100     100     100     100
May 15, 2003..................    96      72      59      38      12     100     100     100     100     100
May 15, 2004..................    95      65      49      25       0     100     100     100     100      97
May 15, 2005..................    93      58      40      14       0     100     100     100     100      67
May 15, 2006..................    92      51      32       6       0     100     100     100     100      46
May 15, 2007..................    90      45      24       0       0     100     100     100      96      32
May 15, 2008..................    88      39      18       0       0     100     100     100      77      22
May 15, 2009..................    86      33      12       0       0     100     100     100      62      15
May 15, 2010..................    84      28       7       0       0     100     100     100      49      10
May 15, 2011..................    82      23       2       0       0     100     100     100      39       7
May 15, 2012..................    79      19       0       0       0     100     100      93      31       5
May 15, 2013..................    76      14       0       0       0     100     100      81      25       3
May 15, 2014..................    73      10       0       0       0     100     100      70      20       2
May 15, 2015..................    70       6       0       0       0     100     100      60      15       1
May 15, 2016..................    66       2       0       0       0     100     100      52      12       1
May 15, 2017..................    62       0       0       0       0     100      96      44       9       1
May 15, 2018..................    58       0       0       0       0     100      85      37       7       0
May 15, 2019..................    53       0       0       0       0     100      75      31       6       0
May 15, 2020..................    47       0       0       0       0     100      65      26       4       0
May 15, 2021..................    41       0       0       0       0     100      56      21       3       0
May 15, 2022..................    35       0       0       0       0     100      47      17       2       0
May 15, 2023..................    28       0       0       0       0     100      39      13       2       0
May 15, 2024..................    20       0       0       0       0     100      31      10       1       0
May 15, 2025..................    12       0       0       0       0     100      23       7       1       0
May 15, 2026..................     3       0       0       0       0     100      16       5       0       0
May 15, 2027..................     0       0       0       0       0      77      10       3       0       0
May 15, 2028..................     0       0       0       0       0      40       4       1       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  18.7     7.8     5.4     3.5     2.4    28.7    23.0    18.2    12.1     7.6

                                                 VJ                                      VK
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    170%    300%    500%     0%     100%    170%    300%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
May 15, 2000..................     90      90      90      90      90     100     100     100     100     100
May 15, 2001..................     80      80      80      80      80     100     100     100     100     100
May 15, 2002..................     69      69      69      69      69     100     100     100     100     100
May 15, 2003..................     57      57      57      57      57     100     100     100     100     100
May 15, 2004..................     44      44      44      44      35     100     100     100     100     100
May 15, 2005..................     31      31      31      31       0     100     100     100     100      21
May 15, 2006..................     17      17      17      17       0     100     100     100     100       0
May 15, 2007..................      1       1       1       0       0     100     100     100      87       0
May 15, 2008..................      0       0       0       0       0      86      86      86      10       0
May 15, 2009..................      0       0       0       0       0      70      70      70       0       0
May 15, 2010..................      0       0       0       0       0      53      53      53       0       0
May 15, 2011..................      0       0       0       0       0      34      34      34       0       0
May 15, 2012..................      0       0       0       0       0      15      15       0       0       0
May 15, 2013..................      0       0       0       0       0       0       0       0       0       0
May 15, 2014..................      0       0       0       0       0       0       0       0       0       0
May 15, 2015..................      0       0       0       0       0       0       0       0       0       0
May 15, 2016..................      0       0       0       0       0       0       0       0       0       0
May 15, 2017..................      0       0       0       0       0       0       0       0       0       0
May 15, 2018..................      0       0       0       0       0       0       0       0       0       0
May 15, 2019..................      0       0       0       0       0       0       0       0       0       0
May 15, 2020..................      0       0       0       0       0       0       0       0       0       0
May 15, 2021..................      0       0       0       0       0       0       0       0       0       0
May 15, 2022..................      0       0       0       0       0       0       0       0       0       0
May 15, 2023..................      0       0       0       0       0       0       0       0       0       0
May 15, 2024..................      0       0       0       0       0       0       0       0       0       0
May 15, 2025..................      0       0       0       0       0       0       0       0       0       0
May 15, 2026..................      0       0       0       0       0       0       0       0       0       0
May 15, 2027..................      0       0       0       0       0       0       0       0       0       0
May 15, 2028..................      0       0       0       0       0       0       0       0       0       0
May 15, 2029..................      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................    4.4     4.4     4.4     4.4     3.7    11.1    11.1    11.0     8.5     5.7

                                                VL                                      ZE
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    170%    300%    500%     0%     100%    170%    300%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
May 15, 2000..................    95      95      95      95      95     107     107     107     107     107
May 15, 2001..................    90      90      90      90      90     114     114     114     114     114
May 15, 2002..................    85      85      85      85      85     121     121     121     121     121
May 15, 2003..................    79      79      79      79      79     130     130     130     130     130
May 15, 2004..................    73      73      73      73      69     138     138     138     138     138
May 15, 2005..................    67      67      67      67      11     148     148     148     148     148
May 15, 2006..................    60      60      60      60       0     157     157     157     157     112
May 15, 2007..................    53      53      53      45       0     168     168     168     168      77
May 15, 2008..................    45      45      45       5       0     179     179     179     179      53
May 15, 2009..................    36      36      36       0       0     191     191     191     150      36
May 15, 2010..................    27      27      27       0       0     204     204     204     120      25
May 15, 2011..................    18      18      18       0       0     218     218     218      96      17
May 15, 2012..................     8       8       0       0       0     232     232     227      76      11
May 15, 2013..................     0       0       0       0       0     243     243     197      60       8
May 15, 2014..................     0       0       0       0       0     243     243     171      48       5
May 15, 2015..................     0       0       0       0       0     243     243     147      37       3
May 15, 2016..................     0       0       0       0       0     243     243     126      29       2
May 15, 2017..................     0       0       0       0       0     243     234     107      23       2
May 15, 2018..................     0       0       0       0       0     243     207      91      18       1
May 15, 2019..................     0       0       0       0       0     243     182      76      13       1
May 15, 2020..................     0       0       0       0       0     243     158      63      10       0
May 15, 2021..................     0       0       0       0       0     243     136      52       8       0
May 15, 2022..................     0       0       0       0       0     243     114      42       6       0
May 15, 2023..................     0       0       0       0       0     243      94      33       4       0
May 15, 2024..................     0       0       0       0       0     243      75      25       3       0
May 15, 2025..................     0       0       0       0       0     243      57      18       2       0
May 15, 2026..................     0       0       0       0       0     243      40      12       1       0
May 15, 2027..................     0       0       0       0       0     186      24       7       1       0
May 15, 2028..................     0       0       0       0       0      97       9       2       0       0
May 15, 2029..................     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   7.9     7.9     7.8     6.5     4.8    28.7    23.0    18.6    13.4     8.9

                                           GROUP 4 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    170%    300%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
May 15, 2000..................     99      97      95      93      89
May 15, 2001..................     99      91      87      79      68
May 15, 2002..................     98      85      77      64      47
May 15, 2003..................     97      79      68      52      32
May 15, 2004..................     96      73      61      42      22
May 15, 2005..................     95      68      54      34      15
May 15, 2006..................     94      62      47      27      11
May 15, 2007..................     92      58      42      22       7
May 15, 2008..................     91      53      37      18       5
May 15, 2009..................     89      49      32      14       3
May 15, 2010..................     88      45      28      11       2
May 15, 2011..................     86      41      25       9       2
May 15, 2012..................     84      37      21       7       1
May 15, 2013..................     82      34      19       6       1
May 15, 2014..................     79      31      16       5       0
May 15, 2015..................     77      28      14       4       0
May 15, 2016..................     74      25      12       3       0
May 15, 2017..................     71      22      10       2       0
May 15, 2018..................     67      20       9       2       0
May 15, 2019..................     64      17       7       1       0
May 15, 2020..................     59      15       6       1       0
May 15, 2021..................     55      13       5       1       0
May 15, 2022..................     50      11       4       1       0
May 15, 2023..................     45       9       3       0       0
May 15, 2024..................     39       7       2       0       0
May 15, 2025..................     32       5       2       0       0
May 15, 2026..................     25       4       1       0       0
May 15, 2027..................     18       2       1       0       0
May 15, 2028..................      9       1       0       0       0
May 15, 2029..................      0       0       0       0       0
Weighted Average
 Life (Years).................   21.0    11.3     8.4     5.5     3.6

YIELD CONSIDERATIONS

     An investor seeking to maximize yield should make a decision whether to invest in any Class based on the anticipated yield of that Class resulting from its purchase price, the investor's own projection of Mortgage prepayment rates under a variety of scenarios and, in the case of the Floating Rate and Inverse Floating Rate Classes, the investor's own projection of levels of LIBOR under a variety of scenarios. Freddie Mac makes no representation regarding Mortgage prepayment rates, the level of LIBOR or the yield of any Class.

     Prepayments: Effect on Yields

     The yields to investors will be sensitive in varying degrees to the rate of prepayments on the underlying Mortgages. In the case of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts, faster than anticipated rates of Mortgage principal payments could result in actual yields to investors that are lower than the anticipated yields. Investors in the Interest Only Classes should also consider the risk that rapid rates of Mortgage principal payments could result in the failure of investors to fully recover their investments. In the case of any Classes purchased at a discount to their principal amounts, slower than anticipated rates of principal payments could result in actual yields to investors that are lower than the anticipated yields.

     Rapid rates of prepayments on the Mortgages are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor may be able to reinvest amounts received as principal payments on the investor's Class may be lower than the yield on that Class. Conversely, slow rates of prepayments on the Mortgages are likely to coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high rates may be relatively low.

     The Mortgages will not prepay at any constant rate until maturity, nor will all of the Mortgages prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on the Mortgages, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the Closing Date is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments.

     LIBOR: Effect on Yields of the Floating Rate and Inverse Floating Rate Classes

     Investors in the Floating Rate Classes should consider the risk that lower than anticipated levels of LIBOR could result in actual yields to investors that are lower than the anticipated yields and the fact that their Class Coupons cannot exceed their specified maximum rates. Conversely, investors in the Inverse Floating Rate Classes should consider the risk that higher than anticipated levels of LIBOR could result in actual yields to investors that are significantly lower than the anticipated yields and the fact that their Class Coupons can fall as low as 0%. Further, high levels of LIBOR (especially in combination with fast Mortgage prepayment rates) may result in the failure of investors in the SC Class to fully recover their investments.

     Changes in LIBOR may not correlate with changes in mortgage interest rates. It is possible that lower prevailing mortgage interest rates (which would be expected to result in faster prepayments) could occur concurrently with a higher level of LIBOR. Conversely, higher prevailing mortgage interest rates (which would be expected to result in slower prepayments) could occur concurrently with a lower level of LIBOR.

     LIBOR will not remain constant at any level. The timing of changes in the level of LIBOR may affect the actual yield to an investor, even if the average level is consistent with the investor's expectation. In general, the earlier a change in the level of LIBOR, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of a LIBOR level that is higher (or lower) than the rate anticipated by the investor during earlier periods is not likely to be offset by a later equivalent reduction (or increase).

     Payment Delay: Effect on Yields of Fixed Rate and Delay Classes

     The effective yield on any Fixed Rate or Delay Class will be less than the yield otherwise produced by its Class Coupon and purchase price because (i) on the first Payment Date 30 days' interest will be payable on (or, in the case of an Accrual Class, added to the principal amount of) that Class even though interest began to accrue approximately 45 days earlier and (ii) on each subsequent Payment Date the interest payable will accrue during the related Accrual Period, which will end approximately 15 days earlier.

     Yield Tables

     The following tables show the pre-tax yields to maturity (corporate bond equivalent) of the Interest Only and Inverse Floating Rate Classes (i) at various constant percentages of PSA and (ii) in the case of the Inverse Floating Rate Classes, at various constant levels of LIBOR. The tables for the Interest Only Classes also show annual and total interest payments on those Classes. Freddie Mac has prepared these tables using the Modeling Assumptions and the assumed purchase prices shown in the table captions. Where the assumed price is expressed as a dollar amount, it includes accrued interest. Where the assumed price is expressed as a percentage of original principal amount, it excludes accrued interest and Freddie Mac has added accrued interest in calculating the yields shown. The assumed prices are not necessarily those at which actual sales will occur.

                      INTEREST PAYMENTS AND PRE-TAX YIELDS

                                    Group 1

                                    JD CLASS
                          (ASSUMED PRICE: $270,808.16)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         296%        456%        500%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $     80    $     80    $     80    $     80
May 15, 2001................................................       80          80          80          80
May 15, 2002................................................       80          80          80          80
May 15, 2003................................................       80          80          31          14
May 15, 2004................................................       80          42           0           0
May 15, 2005................................................       69           0           0           0
May 15, 2006................................................       14           0           0           0
May 15, 2007 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $    483    $    363    $    271    $    254
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    22.6%       14.0%        0.0%      (4.0)%

---------------
 * Total payments may not equal sums of columns due to rounding.

                                    JL CLASS
                         (ASSUMED PRICE: $1,373,715.66)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           68%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         250%        500%        778%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    213    $    213    $    213    $    213
May 15, 2001................................................      213         213         213         213
May 15, 2002................................................      213         213         213         213
May 15, 2003................................................      213         213         213         213
May 15, 2004................................................      213         213         213         213
May 15, 2005................................................      213         213         213         202
May 15, 2006................................................      213         213         213          91
May 15, 2007................................................      213         213         213          13
May 15, 2008................................................      213         213         211           0
May 15, 2009................................................      213         213         145           0
May 15, 2010................................................      213         213          75           0
May 15, 2011................................................      213         213          27           0
May 15, 2012................................................      213         213           1           0
May 15, 2013................................................      213         213           0           0
May 15, 2014................................................      213         213           0           0
May 15, 2015................................................      213         213           0           0
May 15, 2016................................................      213         202           0           0
May 15, 2017................................................      213         152           0           0
May 15, 2018................................................      143         107           0           0
May 15, 2019................................................       69          69           0           0
May 15, 2020................................................       38          38           0           0
May 15, 2021................................................       13          13           0           0
May 15, 2022 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  4,106    $  3,996    $  2,167    $  1,374
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    15.1%       15.0%        9.9%        0.0%

                                    JP CLASS
                          (ASSUMED PRICE: $378,387.61)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         357%        500%        547%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    145    $    145    $    145    $    145
May 15, 2001................................................      145         145         145         145
May 15, 2002................................................      145         144         111          89
May 15, 2003................................................      127          42           0           0
May 15, 2004................................................       24           0           0           0
May 15, 2005 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $    586    $    476    $    401    $    379
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    24.7%       15.0%        4.2%        0.0%

---------------
 * Total payments may not equal sums of columns due to rounding.

                                    JR CLASS
                         (ASSUMED PRICE: $1,221,136.90)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         257%        451%        500%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    296    $    296    $    296    $    296
May 15, 2001................................................      296         296         296         296
May 15, 2002................................................      296         296         296         296
May 15, 2003................................................      296         296         284         233
May 15, 2004................................................      296         296          49           4
May 15, 2005................................................      296         269           0           0
May 15, 2006................................................      296         114           0           0
May 15, 2007................................................      279           3           0           0
May 15, 2008................................................      174           0           0           0
May 15, 2009................................................       59           0           0           0
May 15, 2010 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  2,584    $  1,866    $  1,221    $  1,126
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    20.9%       15.0%        0.0%      (4.2)%

                                    KC CLASS
                          (ASSUMED PRICE: $361,558.54)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         326%        500%        524%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    131    $    131    $    131    $    131
May 15, 2001................................................      131         131         131         131
May 15, 2002................................................      131         131         110          99
May 15, 2003................................................      122          69           0           0
May 15, 2004................................................       62           1           0           0
May 15, 2005................................................        6           0           0           0
May 15, 2006 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $    582    $    463    $    373    $    362
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    24.6%       15.0%        2.1%        0.0%

---------------
 * Total payments may not equal sums of columns due to rounding.

                                    KE CLASS
                          (ASSUMED PRICE: $846,628.91)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         257%        452%        500%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    211    $    211    $    211    $    211
May 15, 2001................................................      211         211         211         211
May 15, 2002................................................      211         211         211         211
May 15, 2003................................................      211         211         187         146
May 15, 2004................................................      211         211          25           2
May 15, 2005................................................      211         155           0           0
May 15, 2006................................................      207          61           0           0
May 15, 2007................................................      157           2           0           0
May 15, 2008................................................       94           0           0           0
May 15, 2009................................................       32           0           0           0
May 15, 2010 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  1,757    $  1,274    $    846    $    782
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    21.2%       15.0%        0.0%      (4.1)%

                                    KF CLASS
                         (ASSUMED PRICE: $1,914,016.10)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         250%        471%        500%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    404    $    404    $    404    $    404
May 15, 2001................................................      404         404         404         404
May 15, 2002................................................      404         404         404         404
May 15, 2003................................................      404         404         404         404
May 15, 2004................................................      404         404         293         206
May 15, 2005................................................      404         404           6           0
May 15, 2006................................................      404         404           0           0
May 15, 2007................................................      404         323           0           0
May 15, 2008................................................      404          91           0           0
May 15, 2009................................................      404           0           0           0
May 15, 2010................................................      318           0           0           0
May 15, 2011................................................      145           0           0           0
May 15, 2012................................................       10           0           0           0
May 15, 2013 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  4,513    $  3,242    $  1,915    $  1,821
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    19.2%       15.0%        0.0%      (2.2)%

---------------
 * Total payments may not equal sums of columns due to rounding.

                                    KQ CLASS
                         (ASSUMED PRICE: $1,137,418.94)
                            (PAYMENTS IN THOUSANDS)

                                                                      PSA PREPAYMENT ASSUMPTION
                                                             --------------------------------------------
                                                                           100%
                     TWELVE CONSECUTIVE                                  THROUGH
                       MONTHS THROUGH                          50%         283%        471%        500%
                     ------------------                        ---       -------       ----        ----
May 15, 2000................................................ $    344    $    344    $    344    $    344
May 15, 2001................................................      344         344         344         344
May 15, 2002................................................      344         344         344         339
May 15, 2003................................................      344         331         106          63
May 15, 2004................................................      335         176           0           0
May 15, 2005................................................      236          18           0           0
May 15, 2006................................................      115           0           0           0
May 15, 2007................................................       13           0           0           0
May 15, 2008 and after......................................        0           0           0           0
                                                             --------    --------    --------    --------
Total Payments*............................................. $  2,073    $  1,556    $  1,137    $  1,090
                                                             ========    ========    ========    ========
Pre-Tax Yield...............................................    23.3%       15.0%        0.0%      (2.6)%

---------------
 * Total payments may not equal sums of columns due to rounding.

                                    SG CLASS
                          (ASSUMED PRICE: 77.640625%)

                                               132% PSA
                                               THROUGH
              LIBOR                 100% PSA   215% PSA   250% PSA   500% PSA
              -----                 --------   --------   --------   --------
3.90125%..........................    18.3%      18.3%      20.1%      27.3%
4.90125...........................    12.6       12.7       14.7       21.9
5.97563...........................     6.8        6.9        9.0       16.3
7.05000 and Higher................     1.3        1.4        3.5       10.8

                                    ST CLASS
                            (ASSUMED PRICE: 83.125%)

              LIBOR                 100% PSA   180% PSA   250% PSA   500% PSA
              -----                 --------   --------   --------   --------
3.90125%..........................    16.9%      18.6%      24.5%      35.0%
4.90125...........................    11.6       13.1       19.3       29.8
5.97563...........................     6.0        7.3       13.8       24.3
7.05000 and Higher................     0.8        1.7        8.5       18.9

                                    Group 3

                                    SC CLASS
                          (ASSUMED PRICE: $636,375.90)
                            (PAYMENTS IN THOUSANDS)

                                           3.90250% LIBOR                          4.90250% LIBOR                6.27625% LIBOR
                               --------------------------------------  --------------------------------------  ------------------
                                           PSA PREPAYMENT                          PSA PREPAYMENT                PSA PREPAYMENT
                                             ASSUMPTION                              ASSUMPTION                    ASSUMPTION
      TWELVE CONSECUTIVE       --------------------------------------  --------------------------------------  ------------------
        MONTHS THROUGH           100%      179%      300%      500%      100%      179%      300%      500%      100%      179%
      ------------------         ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
May 15, 2000.................. $    381  $    376  $    367  $    354  $    286  $    282  $    276  $    266  $    155  $    153
May 15, 2001..................      363       341       308       255       266       250       226       187       133       125
May 15, 2002..................      329       288       230       145       242       211       169       106       121       106
May 15, 2003..................      298       241       165        66       218       177       121        49       109        88
May 15, 2004..................      267       199       113        13       196       146        82        10        98        73
May 15, 2005..................      239       161        70         0       175       118        51         0        88        59
May 15, 2006..................      213       128        35         0       156        94        26         0        78        47
May 15, 2007..................      187        98         7         0       137        72         5         0        69        36
May 15, 2008..................      164        72         0         0       120        53         0         0        60        26
May 15, 2009..................      142        49         0         0       104        36         0         0        52        18
May 15, 2010..................      121        28         0         0        88        21         0         0        44        10
May 15, 2011..................      101        10         0         0        74         8         0         0        37         4
May 15, 2012..................       82         0         0         0        60         0         0         0        30         0
May 15, 2013..................       65         0         0         0        47         0         0         0        24         0
May 15, 2014..................       48         0         0         0        35         0         0         0        18         0
May 15, 2015..................       32         0         0         0        24         0         0         0        12         0
May 15, 2016..................       18         0         0         0        13         0         0         0         6         0
May 15, 2017..................        4         0         0         0         3         0         0         0         1         0
May 15, 2018 and after........        0         0         0         0         0         0         0         0         0         0
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Payments*............... $  3,053  $  1,992  $  1,295  $    833  $  2,245  $  1,467  $    956  $    617  $  1,135  $    746
                               ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Pre-Tax Yield.................    62.1%     55.2%     43.5%     21.5%     41.4%     34.2%     21.5%    (2.1)%     13.6%      4.8%

                                                                7.65000% LIBOR
                                  6.27625% LIBOR                  AND HIGHER
                                ------------------  --------------------------------------
                                  PSA PREPAYMENT                PSA PREPAYMENT
                                    ASSUMPTION                    ASSUMPTION
      TWELVE CONSECUTIVE        ------------------  --------------------------------------
        MONTHS THROUGH            300%      500%      100%      179%      300%      500%
      ------------------          ----      ----      ----      ----      ----      ----
May 15, 2000..................  $    150  $    145  $     24  $     24  $     24  $     24
May 15, 2001..................       113        94         0         0         0         0
May 15, 2002..................        84        53         0         0         0         0
May 15, 2003..................        61        24         0         0         0         0
May 15, 2004..................        41         5         0         0         0         0
May 15, 2005..................        26         0         0         0         0         0
May 15, 2006..................        13         0         0         0         0         0
May 15, 2007..................         3         0         0         0         0         0
May 15, 2008..................         0         0         0         0         0         0
May 15, 2009..................         0         0         0         0         0         0
May 15, 2010..................         0         0         0         0         0         0
May 15, 2011..................         0         0         0         0         0         0
May 15, 2012..................         0         0         0         0         0         0
May 15, 2013..................         0         0         0         0         0         0
May 15, 2014..................         0         0         0         0         0         0
May 15, 2015..................         0         0         0         0         0         0
May 15, 2016..................         0         0         0         0         0         0
May 15, 2017..................         0         0         0         0         0         0
May 15, 2018 and after........         0         0         0         0         0         0
                                --------  --------  --------  --------  --------  --------
Total Payments*...............  $    490  $    321  $     24  $     24  $     24  $     24
                                ========  ========  ========  ========  ========  ========
Pre-Tax Yield.................   (10.7)%   (38.1)%        **        **        **        **

---------------

 * Total payments may not equal sums of columns due to rounding.
** Less than (99.9)%.

     The Mortgages will not prepay at any constant rate until maturity, nor will LIBOR remain constant at any level. Moreover, the Mortgages have characteristics that differ from those of the Modeling Assumptions. Therefore, the actual pre-tax yield of any Class may differ from any of those shown in the table for that Class, even if purchased at the assumed price shown, and the actual annual and total payments for the Interest Only Classes may also differ from any of those shown in the tables for those Classes.

                              FINAL PAYMENT DATES

     The Final Payment Date for each Class is the latest date by which it will be retired. The assumptions used in calculating the Final Payment Dates are highly conservative, and the actual retirement of any Class may occur earlier than its Final Payment Date.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Subject to the assumptions described in "Certain Federal Income Tax Consequences -- REMIC Election" in the Offering Circular, the Upper-Tier REMIC Pool and the Lower-Tier REMIC Pool will each qualify as a REMIC for federal income tax purposes.

     The arrangement pursuant to which the MACR Classes are created, sold and administered (the "MACR Pool") will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code. The interests in the Regular Classes that have been exchanged with Freddie Mac for the MACR Classes (including any exchanges effective on the Closing Date) will be the assets of the MACR Pool and the MACR Classes will represent beneficial ownership of these assets.

REGULAR CLASSES

     The Regular Classes will be the "regular interests" in the Upper-Tier REMIC Pool. The Regular Classes will be treated as debt instruments for federal income tax purposes and may be issued with original issue discount ("OID") or at a premium. Based in part on the level of LIBOR as of the date of this Supplement and assumptions regarding the initial prices at which substantial portions of the Regular Classes will be sold to the public, Freddie Mac expects to report income to the Internal Revenue Service and to Holders of the Regular Classes assuming they are issued as follows:

        - OID: DB, DC, DK, JD, SC, SG, ST, ZD and ZE Classes.

        - De Minimis OID: CB, CD, DA, FC, FG, FT, GA, GR, TG, TK, TL, TM, VB and
                          VK Classes.

        - Premium: CA, EA, QD, TB, TC, TE, TF, TP, TQ, TR, VA and VJ Classes.

OID generally will result in recognition of taxable income in advance of the receipt of cash attributable to such income. The "Prepayment Assumption" used in determining whether OID is de minimis and in computing the rate of accrual of OID or the amortization of premium is 180% PSA for the Group 1 Classes, 150% PSA for the Group 2 Classes, 179% PSA for the Group 3 Classes and 170% PSA for the Group 4 Classes. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Original Issue Discount" and "-- Premium" in the Offering Circular. With respect to Regular Classes issued with OID, investors may obtain the information required by Treasury regulation section 1.6049-7(g) by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

     Freddie Mac intends to report any original issue or market discount or premium with respect to the Floating Rate Classes assuming that each variable rate is a fixed rate equal to the value of the variable rate as of the date of this Supplement. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Floating Rate and Inverse Floating Rate Classes" in the Offering Circular.

RESIDUAL CLASSES

     The R Class will be the "residual interest" in the Upper-Tier REMIC Pool and the RS Class will be the "residual interest" in the Lower-Tier REMIC Pool. Special tax considerations apply to the Residual Classes. The taxation of the Residual Classes can produce a significantly less favorable after-tax return than if (i) the Residual Classes were taxable as debt instruments or (ii) no portion of the taxable income on the

Residual Classes were treated as "excess inclusions." In certain periods, taxable income and the resulting tax liability on the R Class may exceed any payments on that Class. See "Certain Federal Income Tax Consequences -- Taxation of Residual Classes" in the Offering Circular. In addition, a substantial tax may be imposed on certain transferors of a Residual Class and certain beneficial owners of such a Class that are "pass-through entities." See "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual
Class -- Disqualified Organizations" in the Offering Circular. Investors should not purchase a Residual Class before consulting their tax advisors.

     Certain Transfers of Residual Classes

     The REMIC Regulations (as defined under "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular) disregard:

        - A transfer of a "noneconomic residual" unless no significant purpose of the transfer is to impede the assessment or collection of tax; and

        - Except in certain cases, a transfer of a residual interest to a foreign investor or a transfer of a residual interest from a foreign investor to a U.S. investor (accordingly, the Agreement prohibits the transfer of an interest in a Residual Class to or from a foreign investor without Freddie Mac's written consent).

In such cases, the transferor would continue to be treated as the owner of the residual interest and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. See "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular.

     Residual Classes with Negative Fair Market Values

     The federal income tax consequences of any consideration paid to a transferee on a transfer of a Residual Class are unclear. The REMIC Regulations do not address whether a residual interest could have a negative basis and a negative issue price. The preamble indicates that the Internal Revenue Service is considering the tax treatment of these types of residual interests. Any transferee receiving consideration should consult its tax advisors.

     Reporting and Administrative Matters

     Freddie Mac will furnish Holders of the Residual Classes the information it deems necessary or appropriate to enable them to prepare any reports required under the Internal Revenue Code or applicable Treasury regulations. Freddie Mac does not intend to hold the Residual Classes for its account, and applicable law may not permit Freddie Mac to perform tax administrative functions for the REMIC Pools. Accordingly, the Holders of a Residual Class may have certain tax administrative obligations (for which Freddie Mac will act as attorney-in-fact and agent). See "Certain Federal Income Tax Consequences -- Reporting and Administrative Matters" in the Offering Circular.

MACR CLASSES

     For a discussion of certain federal income tax consequences applicable to the MACR Classes, see "Certain Federal Income Tax Consequences -- Taxation of MACR Classes," "-- Exchanges of MACR Classes and Regular Classes" and
"-- Taxation of Certain Foreign Investors" in the Offering Circular.

NEW WITHHOLDING REGULATIONS

     The Treasury Department has issued new regulations which make certain modifications to the withholding and backup withholding rules. The new regulations generally are effective for payments made after December 31, 2000. Investors should consult their tax advisors regarding such regulations.

             LEGAL INVESTMENT CONSIDERATIONS; ERISA CONSIDERATIONS

     Investors should consult their legal advisors to determine whether and to what extent any Classes constitute legal investments for such investors. An institution under the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, the Department of the Treasury or any other federal or state agency with similar authority should review any applicable regulations, policy statements and guidelines before purchasing or pledging any Class. See "Legal Investment Considerations" in the Offering Circular. Fiduciaries of ERISA plans should review "ERISA Considerations" in the Offering Circular.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions of the Purchase Agreement between Freddie Mac and the Underwriter, Freddie Mac has agreed to sell, and the Underwriter has agreed to purchase, all of the REMIC Certificates, if any are sold and purchased.

     The Underwriter proposes to offer the Securities directly to the public from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from May 1, 1999 on the Fixed Rate and Delay Classes and from May 15, 1999 on the Non-Delay Classes. The Securities are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. The Underwriter may effect such transactions by sales to or through certain securities dealers (which may include Freddie Mac through its Securities Sales and Trading Group). Such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriter and/or commissions from any purchasers for which they act as agents.

     The Purchase Agreement provides that Freddie Mac will indemnify the Underwriter against certain liabilities.

     It is expected that (i) the Regular Classes and the MACR Classes will be available (in book-entry form) for deposit at any Federal Reserve Bank and (ii) the Residual Classes will be available (in certificated form) at the offices of the Underwriter, on or about the Closing Date.

                                 LEGAL MATTERS

     The legality of the Securities will be passed upon for Freddie Mac by Maud Mater, Esq., Executive Vice President -- General Counsel and Secretary of Freddie Mac. Certain legal matters relating to the Securities will be passed upon for the Underwriter by Milbank, Tweed, Hadley & McCloy LLP.

                                                                      APPENDIX 1

                             AVAILABLE COMBINATIONS

                 REMIC CERTIFICATES                                               MACR CERTIFICATES
----------------------------------------------------   ------------------------------------------------------------------------
                                                                   MAXIMUM ORIGINAL
                ORIGINAL PRINCIPAL                     RELATED       PRINCIPAL OR
                    OR NOTIONAL          EXCHANGE        MACR     NOTIONAL PRINCIPAL        EXCHANGE     PRINCIPAL OR    CLASS
    CLASS        PRINCIPAL AMOUNT     PROPORTIONS(1)   CLASSES         AMOUNT(2)         PROPORTIONS(1)  OTHER TYPE(3)   COUPON
    -----       -------------------   --------------   --------  ---------------------   --------------  -------------   ------
COMBINATION 1
TC                  $26,221,822           100%            KC          $ 2,017,063             N/A        NTL(PAC I)       6.50%
                                                          LC           26,221,822             N/A           PAC I         6.00
                                                          PC           26,221,822             N/A           PAC I         6.25
COMBINATION 2
TE                  $42,250,198           100%            KE          $ 3,250,015             N/A        NTL(PAC I)       6.50%
                                                          LE           42,250,198             N/A           PAC I         6.00
                                                          PE           42,250,198             N/A           PAC I         6.25
COMBINATION 3
TF                  $80,786,400           100%            KF          $ 6,214,338             N/A        NTL(PAC I)       6.50%
                                                          LF           80,786,400             N/A           PAC I         6.00
                                                          PF           80,786,400             N/A           PAC I         6.25
COMBINATION 4
TQ                  $68,714,252           100%            KQ          $ 5,285,711             N/A        NTL(PAC I)       6.50%
                                                          LQ           68,714,252             N/A           PAC I         6.00
                                                          PQ           68,714,252             N/A           PAC I         6.25
COMBINATION 5
TK                  $38,250,000       39.8681276989%      TH          $95,941,300             100%          PAC I         6.50%
TL                   42,691,300       44.4973124192
TM                   15,000,000       15.6345598819
COMBINATION 6
VA                  $10,121,000       40.9342770475%      VC          $24,725,000             100%         AD/SEQ         6.00%
VB                   14,604,000       59.0657229525
COMBINATION 7
CA                  $63,921,429       67.2857147368%      CE          $95,000,000             100%           PT           6.50%
CB                    5,000,000        5.2631578947
CD                   15,425,000       16.2368421053
FC                   10,653,571       11.2142852632
SC                   10,653,571            (6)
COMBINATION 8
VJ                  $ 9,301,000       48.1186094493%      VL          $19,329,320             100%         AD/SEQ         6.50%
VK                   10,028,320       51.8813905507
COMBINATION 9
VJ                  $ 9,301,000       28.3313818258%      EB          $32,829,320             100%           SEQ          6.50%
VK                   10,028,320       30.5468404462
ZE                   13,500,000       41.1217777280
COMBINATION 10
TL                  $42,691,300           100%            JL          $ 3,283,946             (7)        NTL(PAC I)       6.50%
                                                          QL           42,691,300             100%          PAC I         6.00

                                  MACR CERTIFICATES
--------------  ------------------------------------------------------

                                                              WEIGHTED
                INTEREST     CUSIP                            AVERAGE
    CLASS       TYPE(3)     NUMBER    FINAL PAYMENT DATE(4)   LIFE(5)
    -----       --------   ---------  ---------------------   --------
COMBINATION 1
TC              FIX/IO     3133TK T 8 3    October 15, 2014       --
                  FIX      3133TK T C 4    October 15, 2014      3.5Yrs
                  FIX      3133TK T G 5    October 15, 2014      3.5
COMBINATION 2
TE              FIX/IO     3133TK T 9 1    January 15, 2022       --
                  FIX      3133TK T D 2    January 15, 2022      6.0Yrs
                  FIX      3133TK T H 3    January 15, 2022      6.0
COMBINATION 3
TF              FIX/IO     3133TK T A 8        May 15, 2024       --
                  FIX      3133TK T E 0        May 15, 2024      8.0Yrs
                  FIX      3133TK T J 9        May 15, 2024      8.0
COMBINATION 4
TQ              FIX/IO     3133TK T B 6     August 15, 2018       --
                  FIX      3133TK T F 7     August 15, 2018      4.5Yrs
                  FIX      3133TK T K 6     August 15, 2018      4.5
COMBINATION 5
TK                FIX      3133TKTW0         May 15, 2029       18.1Yrs
TL
TM
COMBINATION 6
VA                FIX      3133TK U 7 3    October 15, 2013      8.1Yrs
VB
COMBINATION 7
CA                FIX      3133TK S T 8        May 15, 2029      7.7Yrs
CB
CD
FC
SC
COMBINATION 8
VJ                FIX      3133TK U A 6   February 15, 2013      7.8Yrs
VK
COMBINATION 9
VJ                FIX      3133TK S Z 4        May 15, 2029     18.2Yrs
VK
ZE
COMBINATION 10
TL              FIX/IO     3133TK U E 8   February 15, 2029       --
                  FIX      3133TK U F 5   February 15, 2029     18.7Yrs

                 REMIC CERTIFICATES                                               MACR CERTIFICATES
----------------------------------------------------   ------------------------------------------------------------------------
                                                                   MAXIMUM ORIGINAL
                ORIGINAL PRINCIPAL                     RELATED       PRINCIPAL OR
                    OR NOTIONAL          EXCHANGE        MACR     NOTIONAL PRINCIPAL        EXCHANGE     PRINCIPAL OR    CLASS
    CLASS        PRINCIPAL AMOUNT     PROPORTIONS(1)   CLASSES         AMOUNT(2)         PROPORTIONS(1)  OTHER TYPE(3)   COUPON
    -----       -------------------   --------------   --------  ---------------------   --------------  -------------   ------
COMBINATION 11
TP                  $28,983,485           100%            JP          $ 2,229,498             N/A        NTL(PAC I)       6.50%
                                                          LP           28,983,485             N/A           PAC I         6.00
                                                          NP           28,983,485             N/A           PAC I         6.25
COMBINATION 12
TR                  $59,199,743           100%            JR          $ 4,553,826             N/A        NTL(PAC I)       6.50%
                                                          LR           59,199,743             N/A           PAC I         6.00
                                                          PR           59,199,743             N/A           PAC I         6.25

                                  MACR CERTIFICATES
--------------  ------------------------------------------------------

                                                              WEIGHTED
                INTEREST     CUSIP                            AVERAGE
    CLASS       TYPE(3)     NUMBER    FINAL PAYMENT DATE(4)   LIFE(5)
    -----       --------   ---------  ---------------------   --------
COMBINATION 11
TP              FIX/IO     3133TK Z H 6    October 15, 2012       --
                  FIX      3133TK Z K 9    October 15, 2012      3.2Yrs
                  FIX      3133TK Z M 5    October 15, 2012      3.2
COMBINATION 12
TR              FIX/IO     3133TK Z J 2    January 15, 2022       --
                  FIX      3133TK Z L 7    January 15, 2022      6.3Yrs
                  FIX      3133TK Z N 3    January 15, 2022      6.3

---------------

(1) Exchange proportions shown are constant proportions of the original principal amounts of the Classes of REMIC Certificates or MACR Certificates. In accordance with the exchange proportions, REMIC Certificates may be exchanged for MACR Certificates, and vice versa. The exchange proportions are not applicable to Combinations 1, 2, 3, 4, 11 and 12. See "MACR Certificates -- Exchanges" in the Offering Circular for the constraints applicable to exchanges and examples of exchanges of REMIC Certificates and "ratio-stripping" MACR Classes of the type available in those Combinations.
(2) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(3) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(4) See "Final Payment Dates" in this Supplement.
(5) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted Average Lives are calculated at 180% PSA for the MACR Classes of Combinations 1 through 5 and 10 through 12, 150% PSA for the VC Class, 179% PSA for the CE Class and 170% PSA for the MACR Classes of Combinations 8 and 9. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the MACR Classes may differ significantly from those shown.
(6) The original notional principal amount of the SC Class being exchanged equals the original principal amount of the FC Class being exchanged.
(7) The original notional principal amount of the JL Class being exchanged equals 1/13th of the original principal amount of the QL Class being exchanged.

----------------------------------------------------------
----------------------------------------------------------

THIS SUPPLEMENT, TOGETHER WITH THE OFFERING CIRCULAR, CONSTITUTES AN OFFER TO SELL ONLY THE SECURITIES OFFERED HEREBY. FREDDIE MAC HAS NOT AUTHORIZED ANY BROKER, DEALER OR SALESPERSON, OR ANYONE ELSE, TO MAKE ANY STATEMENTS, WRITTEN OR ORAL, IN CONNECTION WITH THE OFFER, EXCEPT FOR THOSE CONTAINED IN THIS SUPPLEMENT AND IN THE OTHER DOCUMENTS AND SOURCES OF INFORMATION PREPARED BY FREDDIE MAC THAT ARE LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT. INVESTORS MUST NOT RELY ON ANY OTHER STATEMENTS AS HAVING BEEN AUTHORIZED BY EITHER FREDDIE MAC OR THE UNDERWRITER. THIS SUPPLEMENT AND THE OFFERING CIRCULAR DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES BY ANYONE IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL, OR WHERE THE PERSON MAKING SUCH AN OFFER OR SOLICITATION WOULD NOT BE QUALIFIED TO DO SO, OR TO ANYONE TO WHOM IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. FREDDIE MAC MAKES NO REPRESENTATION THAT THE STATEMENTS IN THIS SUPPLEMENT OR ANY OTHER DOCUMENT WILL BE CORRECT AT ANY TIME AFTER THE DATE OF SUCH DOCUMENT, EVEN THOUGH DELIVERY OF THE DOCUMENT AND THE SALE OF THE SECURITIES TAKE PLACE ON A LATER DATE.

                            ------------------------

                               TABLE OF CONTENTS

                    DESCRIPTION                         PAGE
                    -----------                         ----
                 OFFERING CIRCULAR SUPPLEMENT
Certain Risk Considerations.........................     S-2
Terms Sheet.........................................     S-3
Available Information...............................     S-8
General Information.................................     S-8
    The Agreement...................................     S-8
    Form of Securities..............................     S-8
    Holders.........................................     S-9
    Structure of Transaction........................     S-9
    The Mortgages...................................     S-9
Payments............................................     S-9
    Payment Dates; Record Dates.....................     S-9
    Method of Payment...............................     S-9
    Interest........................................    S-10
    Principal.......................................    S-11
    Class Factors...................................    S-16
    Guarantees......................................    S-16
    Optional Redemption.............................    S-16
    Residual Proceeds...............................    S-16
Prepayment and Yield Analysis.......................    S-17
    General.........................................    S-17
    Prepayment and Weighted Average Life
      Considerations................................    S-19
    Yield Considerations............................    S-28
Final Payment Dates.................................    S-35
Certain Federal Income Tax Consequences.............    S-35
    General.........................................    S-35
    Regular Classes.................................    S-35
    Residual Classes................................    S-35
    MACR Classes....................................    S-36
    New Withholding Regulations.....................    S-36
Legal Investment Considerations; ERISA
  Considerations....................................    S-37
Plan of Distribution................................    S-37
Legal Matters.......................................    S-37
Appendix 1 -- Available Combinations................     A-1
                      OFFERING CIRCULAR
Offering Circular Summary...........................       3
Freddie Mac.........................................       9
Availability of Information and Incorporation by
  Reference.........................................       9
Description of Securities...........................       9
MACR Certificates...................................      27
The Agreement.......................................      30
Certain Federal Income Tax Consequences.............      33
ERISA Considerations................................      44
Legal Investment Considerations.....................      45
Plan of Distribution................................      45
Increase in Size of Offering........................      45
Accounting Considerations...........................      45
Exhibit A -- Index of Terms.........................     A-1

----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
                                 $1,587,829,320

                                  FREDDIE MAC

                         MULTICLASS REMIC CERTIFICATES
                                 AND MODIFIABLE
                                 AND COMBINABLE
                              REMIC CERTIFICATES,
                                  SERIES 2149

                              (FREDDIE MAC LOGO)
                                       X
                                       Y
                              MERRILL LYNCH & CO.

                          OFFERING CIRCULAR SUPPLEMENT
                              DATED MARCH 31, 1999

----------------------------------------------------------
----------------------------------------------------------

                                                                      ANNEX 1(g)

                          OFFERING CIRCULAR SUPPLEMENT
                             DATED NOVEMBER 8, 1999

                                       TO

                     OFFERING CIRCULAR DATED APRIL 1, 1998
                                  RELATING TO

                                  FREDDIE MAC
                  MULTICLASS REMIC CERTIFICATES AND MODIFIABLE
                       AND COMBINABLE REMIC CERTIFICATES,
                                  SERIES 2203

OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,002,242,310
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2203

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Single-Tier)
Underlying Assets:     Nine Groups of Freddie Mac Multiclass PCs and MACR
                         Certificates
Payment Dates:         Monthly, beginning in December 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Class (R): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith,
                         Incorporated (the "Underwriter")
Closing Date:          November 30, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                           WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS     INTEREST       CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES          AMOUNT      OTHER TYPE(1)  COUPON     TYPE(1)      NUMBER         DATE(2)         LIFE(3)
    ------------        ---------     -------------  ------    --------      ------      -------------      --------
GROUP 1
ND...................  $ 52,668,000      SC/PAC       5.7%        FIX       3133TM L E 4  February 15, 2025    3.9Yrs
PK ..................    51,222,600      SC/PAC       5.7         FIX       3133TM L S 3  February 15, 2025    1.2
PL ..................    23,274,400      SC/PAC       5.7         FIX       3133TM L T 1  February 15, 2025    2.5

GROUP 2
NF ..................    61,957,000      SC/PAC       5.5         FIX       3133TM L G 9  November 15, 2024    3.9
PT ..................     8,972,000      SC/PAC       5.5         FIX       3133TM L X 2  November 15, 2024    0.6
PU ..................    41,201,000      SC/PAC       5.5         FIX       3133TM L Y 0  November 15, 2024    1.6
PV ..................     8,291,000      SC/PAC       5.5         FIX       3133TM L Z 7  November 15, 2024    2.5

GROUP 3
NE ..................    46,498,000      SC/PAC       6.0         FIX       3133TM L F 1      June 15, 2010    3.9
PM ..................     4,142,000      SC/PAC       6.0         FIX       3133TM L U 8      June 15, 2010    0.3
PN ..................    48,647,000      SC/PAC       6.0         FIX       3133TM L V 6      June 15, 2010    1.2
PQ ..................    34,203,000      SC/PAC       6.0         FIX       3133TMLW4       June 15, 2010      2.5

GROUP 4
NC ..................   180,318,000      SC/PAC       6.0         FIX       3133TM L D 6 September 15, 2022    3.9
PF ..................     6,214,600      SC/PAC       6.0         FIX       3133TM L N 4 September 15, 2022    0.1
PG ..................    25,987,800      SC/PAC       6.0         FIX       3133TM L P 9 September 15, 2022    0.4
PH ..................   130,118,100      SC/PAC       6.0         FIX       3133TM L Q 7 September 15, 2022    1.6
PJ ..................    11,034,500      SC/PAC       6.0         FIX       3133TM L R 5 September 15, 2022    2.5

      CLASS OF           ORIGINAL                                                                           WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS     INTEREST       CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES          AMOUNT      OTHER TYPE(1)  COUPON     TYPE(1)      NUMBER         DATE(2)         LIFE(3)
    ------------        ---------     -------------  ------    --------      ------      -------------      --------

GROUP 5
NA...................  $ 37,240,000      SC/PAC       6.0%        FIX       3133TM L B 0      July 15, 2018    3.9Yrs
PA ..................     3,924,000      SC/PAC       6.0         FIX       3133TM L H 7      July 15, 2018    1.2
PB ..................    14,561,000      SC/PAC       6.0         FIX       3133TM L J 3      July 15, 2018    1.5
PC ..................    44,275,000      SC/PAC       6.0         FIX       3133TM L K 0      July 15, 2018    2.5

GROUP 6
NB ..................    34,489,000      SC/PAC       6.0         FIX       3133TM L C 8       May 15, 2009    3.9
PD ..................    27,104,000      SC/PAC       6.0         FIX       3133TM L L 8       May 15, 2009    1.3
PE ..................    38,407,000      SC/PAC       6.0         FIX       3133TM L M 6       May 15, 2009    2.5

GROUP 7
FT ..................    16,172,656       SC/PT       (4)       FLT/DLY     3133TM L 3 8     March 15, 2029   20.7
ST ..................     5,390,886       SC/PT       (4)       INV/DLY     3133TM M 8 6     March 15, 2029   20.7

GROUP 8
FA ..................    16,037,837      SC/PAC       (4)       FLT/DLY     3133TM K Z 8       May 15, 2029   17.6
SA ..................     3,007,094      SC/PAC       (4)     FLT/INV/DLY   3133TM M 4 5       May 15, 2029   17.6

GROUP 9
FJ ..................    22,639,863       SC/PT       (4)       FLT/DLY     3133TM L 2 0      June 15, 2029   19.8
SJ ..................     4,244,974       SC/PT       (4)     FLT/INV/DLY   3133TM M 6 0      June 15, 2029   19.8

RESIDUAL
R ...................             0        NPR        0.0         NPR       3133TM M 2 9      June 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The Group 1 through Group 6 and Group 8 Classes are designated as PAC Classes because the Assets underlying these Classes consist of PAC Classes.
(2) See "Final Payment Dates" in this Supplement.
(3) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 138% PSA for the Group 1 and Group 4 Classes, 157% PSA for the Group 2 Classes, 151% PSA for the Group 3 Classes, 122% PSA for the Group 5 Classes, 142% PSA for the Group 6 Classes 140% PSA for the Group 7 Classes, 143% PSA for the Group 8 Classes and 125% PSA for the Group 9 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(4) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.
       THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS NOVEMBER 8, 1999

                          CERTAIN RISK CONSIDERATIONS

     THE SECURITIES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE SECURITIES OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE SECURITIES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT EACH INVESTOR IN ANY CLASS POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED AND INCORPORATED IN THIS SUPPLEMENT IN THE CONTEXT OF THAT INVESTOR'S FINANCIAL SITUATION.
                            ------------------------

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Asset or Assets (which will be sensitive to the rate of principal payments on the related Mortgages) and the actual characteristics of the related Mortgages. The yields of the Floating Rate and Inverse Floating Rate Classes will also be sensitive to the level of LIBOR. The Mortgages are subject to prepayment at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. In addition, principal payments on the Mortgages underlying the Assets will be allocated among the various classes of their underlying Series, and such allocations will affect the sensitivity of each related Class of this Series to Mortgage prepayment rates generally. Investors should consider the associated risks, including:

        - Fast prepayment rates on the related Mortgages can reduce the yields of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts. Under some prepayment scenarios, investors in the Interest Only Classes could fail to fully recover their investments.
        - Slow prepayment rates on the related Mortgages can reduce the yields of the Principal Only Classes and any other Classes purchased at a discount to their principal amounts.
        - Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the related Classes.
        - Low levels of LIBOR can reduce the yields of the Floating Rate Classes (including the SA, SB, SJ and SK Classes). Conversely, high levels of LIBOR can significantly reduce the yields of the Inverse Floating Rate Classes (including the SA, SB, SJ and SK Classes) and (especially in combination with fast Mortgage prepayment rates) may result in the failure of investors in the SB and SK Classes to fully recover their investments.
        - The Assets other than the Group 7 and Group 9 Assets were structured to receive payments (or reduce) in accordance with schedules. However, there is no assurance such Classes will receive payments (or reduce) in accordance with their schedules.
        - The Group 7 and Group 9 Assets are Support Classes. In general, principal payment rates on the Group 7 and Group 9 Assets (and, therefore, on the related Classes of this Series) are likely to exhibit a high degree of sensitivity to Mortgage prepayments.

See "Prepayment and Yield Analysis" in this Supplement.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE SECURITIES AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR SECURITIES READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD. THE MARKET VALUES OF THE SECURITIES ARE LIKELY TO FLUCTUATE; SUCH FLUCTUATIONS MAY BE SIGNIFICANT AND COULD RESULT IN SIGNIFICANT LOSSES TO INVESTORS.
                            ------------------------

     THE SECONDARY MARKETS FOR MORTGAGE-RELATED SECURITIES HAVE EXPERIENCED PERIODS OF ILLIQUIDITY AND CAN BE EXPECTED TO DO SO IN THE FUTURE. ILLIQUIDITY CAN HAVE A SEVERELY ADVERSE EFFECT ON THE PRICES OF SECURITIES THAT ARE ESPECIALLY SENSITIVE TO PREPAYMENT OR INTEREST RATE RISK OR THAT HAVE BEEN STRUCTURED TO MEET THE INVESTMENT REQUIREMENTS OF LIMITED CATEGORIES OF INVESTORS.

     FREDDIE MAC'S MULTICLASS REMIC CERTIFICATES OFFERING CIRCULAR DATED APRIL 1, 1998 (THE "OFFERING CIRCULAR") ACCOMPANIES THIS SUPPLEMENT. CAPITALIZED TERMS THAT ARE USED IN THIS SUPPLEMENT WITHOUT FURTHER DEFINITION HAVE THE MEANINGS GIVEN THEM IN THE OFFERING CIRCULAR. INVESTORS SHOULD PURCHASE SECURITIES ONLY IF THEY HAVE READ AND UNDERSTOOD THIS SUPPLEMENT, THE OFFERING CIRCULAR AND THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The B and K Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                                                  CLASS COUPON SUBJECT TO
                        INITIAL                                                                 ---------------------------
        CLASS           RATE(1)                          CLASS COUPON(2)                        MINIMUM RATE   MAXIMUM RATE
        -----           -------    -----------------------------------------------------------  ------------   ------------
REMIC CERTIFICATES
FA(3)................  6.16%       LIBOR + 0.75%                                                    0.75%        9.5%
FJ(3)................  6.21        LIBOR + 0.8%                                                     0.8          9.5
FT(3)................  6.39375     LIBOR + 0.95%                                                    0.95         9.0
SA(3)................  7.426667    When LIBOR equals 7.05% or Lower: LIBOR + 2.016667%              0            9.066667
                                   When LIBOR exceeds 7.05%: 46.6666666% - (LIBOR X 5.3333333)
SJ(3)................  7.16        When LIBOR equals 7.05% or Lower: LIBOR + 1.75%                  0            8.8
                                   When LIBOR exceeds 7.05%: 46.4% - (LIBOR X 5.3333333)
ST(3)................  7.81875     24.15% - (LIBOR X 3.0)                                           0           24.15
MACR CLASSES
SB(3)................  7.426667%   When LIBOR equals 7.05% or Lower: LIBOR + 2.016667%              0%           9.066667%
                                   When LIBOR exceeds 7.05%: 46.6666666% - (LIBOR X 5.3333333)
SK(3)................  7.16        When LIBOR equals 7.05% or Lower: LIBOR + 1.75%                  0            8.8
                                   When LIBOR exceeds 7.05%: 46.4% - (LIBOR X 5.3333333)

---------------

(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                     ORIGINAL NOTIONAL
      CLASS          PRINCIPAL AMOUNT    REDUCES PROPORTIONATELY WITH
      -----          -----------------   ----------------------------
     SB                 $3,007,094       SA (Pass-Through Class)
SK                      $4,244,974       SJ (Pass-Through Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                       GROUP 1
PAC      ( - The "Group 1 Asset Principal Amount" for that Payment Date to PK, PL
         (   and ND, in that order, until retired

                                       GROUP 2
PAC      ( - The "Group 2 Asset Principal Amount" for that Payment Date to PT, PU,
         (   PV and NF, in that order, until retired

                                       GROUP 3
PAC      ( - The "Group 3 Asset Principal Amount" for that Payment Date to PM, PN,
         (   PQ and NE, in that order, until retired

                                       GROUP 4
PAC      ( - The "Group 4 Asset Principal Amount" for that Payment Date to PF, PG,
         (   PH, PJ and NC, in that order, until retired

                                       GROUP 5
PAC      ( - The "Group 5 Asset Principal Amount" for that Payment Date to PA, PB,
         (   PC and NA, in that order, until retired

                                       GROUP 6
PAC      ( - The "Group 6 Asset Principal Amount" for that Payment Date to PD, PE
         (   and NB, in that order, until retired

                                       GROUP 7
PASS-    ( - The "Group 7 Asset Principal Amount" for that Payment Date to FT and
THROUGH  (   ST, pro rata, until retired

                                       GROUP 8
PAC      ( - The "Group 8 Asset Principal Amount" for that Payment Date to FA and
         (   SA, pro rata, until retired

                                       GROUP 9
PASS-    ( - The "Group 9 Asset Principal Amount" for that Payment Date to FJ and
THROUGH  (   SJ, pro rata, until retired

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form a single "REMIC Pool" for this Series. An election will be made to treat the REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue

Code. The R Class will be the "Residual Class" and the other Classes of REMIC Certificates will be "Regular Classes." The R Class will be subject to transfer restrictions. See "General Information -- Structure of Transaction -- General" in this Supplement and "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   138%   250%   500%
                                 --    ----   ----   ----   ----
MD............................    7.1    1.7    1.6    1.6    1.3
ND............................   13.8    4.3    3.9    3.9    2.1
PK............................    5.6    1.3    1.2    1.2    1.1
PL............................   10.4    2.7    2.5    2.5    1.7
Group 1 Asset.................    9.9    2.8    2.6    2.6    1.6

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   157%   400%   500%
                                 --    ----   ----   ----   ----
MF............................    5.9    1.8    1.6    1.6    1.5
NF............................   13.3    4.7    3.9    3.9    3.3
PT............................    1.5    0.6    0.6    0.6    0.6
PU............................    6.1    1.8    1.6    1.6    1.6
PV............................    9.7    2.9    2.5    2.5    2.4
Group 2 Assets................    9.7    3.3    2.8    2.8    2.4

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   151%   250%   500%
                                 --    ----   ----   ----   ----
ME............................    3.1    1.7    1.7    1.7    1.3
NE............................    6.5    4.1    3.9    3.8    2.5
PM............................    0.4    0.3    0.3    0.3    0.3
PN............................    2.2    1.2    1.2    1.2    1.0
PQ............................    4.6    2.6    2.5    2.5    1.7
Group 3 Assets................    4.3    2.6    2.4    2.4    1.7

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   138%   250%   500%
                                 --    ----   ----   ----   ----
MC............................    5.6    1.5    1.4    1.4    1.3
NC............................   13.3    4.2    3.9    3.9    2.4
PF............................    0.3    0.1    0.1    0.1    0.1
PG............................    1.6    0.5    0.4    0.4    0.4
PH............................    6.3    1.7    1.6    1.6    1.4
PJ............................    9.8    2.7    2.5    2.5    1.9
Group 4 Assets................    9.5    2.9    2.7    2.7    1.8

     Group 5

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   122%   250%   500%
                                 --    ----   ----   ----   ----
MA............................    5.7    2.2    2.2    2.2    1.9
NA............................   11.2    3.9    3.9    3.9    2.6
PA............................    1.5    1.2    1.2    1.2    1.2
PB............................    3.0    1.6    1.5    1.5    1.5
PC............................    6.9    2.5    2.5    2.5    2.1
Group 5 Assets................    7.7    2.9    2.8    2.8    2.1

     --------------------

     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

     Group 6

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   142%   250%   500%
                                 --    ----   ----   ----   ----
MB............................    3.5    2.0    2.0    2.0    1.6
NB............................    6.4    3.9    3.9    3.9    2.4
PD............................    2.3    1.3    1.3    1.3    1.2
PE............................    4.3    2.5    2.5    2.5    1.8
Group 6 Asset.................    4.5    2.7    2.7    2.7    1.8

     Group 7

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   140%   250%   500%
                                 --    ----   ----   ----   ----
FT, ST and Group 7 Asset......   28.1   24.5   20.7    1.7    0.6

     Group 8

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   143%   250%   500%
                                 --    ----   ----   ----   ----
B, FA, SA and Group 8 Asset...   27.2   19.7   17.6    7.7    2.1

     Group 9

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   125%   250%   500%
                                 --    ----   ----   ----   ----
FJ, K, SJ and Group 9 Asset...   26.9   22.6   19.8    1.3    0.5

THE ASSETS

     Assets will have the following characteristics:

                                         PRINCIPAL AMOUNT
ASSET              PERCENTAGE OF CLASS   IN REMIC POOL AS     NOVEMBER 1999    CLASS    PRINCIPAL TYPE/
GROUP    CLASS         REMIC POOL        OF CLOSING DATE       CLASS FACTOR    COUPON   INTEREST TYPE(1)  FINAL PAYMENT DATE
-----  ----------  -------------------   ----------------     --------------   ------   ----------------  ------------------
  1    2097-PB(2)        100%              $127,165,000         1.0000000       5.7%      SC/PAC/FIX       February 15, 2025

  2 (  2095-TA        96.7959500809%         60,421,000         1.0000000       5.5        PAC I/FIX       November 15, 2024
    (  2116-TA(3)     36.1421833493%         60,000,000         1.0000000       5.5         PAC/FIX            June 15, 2023

  3 (  2078-PJ        70.5672118740%         50,349,000         1.0000000       6.0         PAC/FIX         January 15, 2009
    (  2119-GA           100%                83,141,000         1.0000000       6.0         PAC/FIX            June 15, 2010

  4 (  2085-PG          77.5%                46,500,000         1.0000000       6.0        PAC I/FIX       December 15, 2020
    (  2081-PA(3)     10.1329201995%         64,882,000         1.0000000       6.0         PAC/FIX           March 15, 2021
    (  2102-PA        68.9327485380%         75,440,000         1.0000000       6.0         PAC/FIX       September 15, 2022
    (  2102-PJ           100%               166,851,000         1.0000000       6.0         PAC/FIX           March 15, 2021

  5 (  2136-PJ           100%                50,000,000         1.0000000       6.0         PAC/FIX            July 15, 2018
    (  2131-PB        75.4521090374%         50,000,000         1.0000000       6.0         PAC/FIX           March 15, 2017

  6    2117-PK           100%               100,000,000         1.0000000       6.0         PAC/FIX             May 15, 2009
  7    2137-TT           100%                21,563,542(4)      0.8625417       6.75      SUP/RTL/FIX         March 15, 2029
  8    2149-FG        97.4417919408%         19,044,931         1.0000000      (5)      PAC II/FLT/DLY          May 15, 2029
  9    2162-FH           100%                26,884,837         0.9283278      (5)        SUP/FLT/DLY          June 15, 2029

---------------

(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.
(2) The Group 1 Asset is backed by the 2083-A Class, which is a SEQ/FIX Class.
(3) MACR Class.
(4) Includes a cash deposit of approximately $542 that will be paid as principal on the first Payment Date. The terms of the 2137-TT Class will be amended, so that beginning in December 1999 principal payments will not be rounded to multiples of $1,000, as is currently the case.
(5) Calculated as described in the applicable Asset Offering Circular.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement and Exhibits I through XIV to this Supplement.

MORTGAGE CHARACTERISTICS (AS OF NOVEMBER 1, 1999)

                             WEIGHTED
                             AVERAGE
                          REMAINING TERM   WEIGHTED AVERAGE   WEIGHTED AVERAGE     PER ANNUM
                           TO MATURITY         LOAN AGE          PER ANNUM       INTEREST RATE
ASSET GROUP    SERIES      (IN MONTHS)       (IN MONTHS)       INTEREST RATE     OF RELATED PCS
-----------   ---------   --------------   ----------------   ----------------   --------------
     1        2083/2097        337                18               7.167%             6.5%
     2          2095           313                37               7.591              7.0
     2          2116           334                20               7.517              7.0
     3          2078           159                16               6.959              6.5
     3          2119           160                15               6.996              6.5
     4          2081           337                17               7.155              6.5
     4          2085           339                16               7.109              6.5
     4          2102           343                12               7.025              6.5
     5          2131           348                 9               6.723              6.0
     5          2136           344                12               6.693              6.0
     6          2117           164                11               6.570              6.0
     7          2137           346                10               7.033              6.5
     8          2149           351                 7               7.035              6.5
     9          2162           335                18               6.880              6.0

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                             AVAILABLE INFORMATION

     Investors should purchase Securities only if they have read and understood this Supplement, the Offering Circular and the following documents:

       - Freddie Mac's Offering Circular Supplements (each, an "Asset Offering Circular") for its Series 2097, 2095, 2116, 2078, 2119, 2102, 2085,
         2081, 2136, 2131, 2117, 2137, 2149 and 2162 REMIC Certificates, the
         cover pages, Terms Sheets and (in the case of Series 2116 and 2081) the MACR Tables from which are attached to this Supplement.
       - Freddie Mac's Mortgage Participation Certificates Offering Circular dated February 1, 1998 (the "PC Offering Circular"), which describes Gold PCs generally.
       - Freddie Mac's Giant Participation Certificates and Other Pass-Through Participation Certificates Offering Circular dated January 1, 1997 (the "Giant PC Offering Circular"), which describes Gold Giant PCs generally.
       - Freddie Mac's Information Statement dated March 31, 1999, its Information Statement Supplements dated May 14, 1999, August 13, 1999 and November 15, 1999 and any other Information Statement Supplements published by Freddie Mac through the time of purchase.

     This Supplement incorporates by reference the documents listed above. Investors can order these documents: from Freddie Mac, by writing, calling or e-mailing its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/450-3777; e-mail:
Investor_Inquiry@freddiemac.com); or from the Underwriter, by writing or calling Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prospectus Department, 44B Colonial Drive, Piscataway, New Jersey 08854 (phone 732/885-2760).

     Freddie Mac will publish a Supplemental Statement (which will contain schedules of the Assets and other information) applicable to this Series shortly after the Closing Date. Investors can obtain the Supplemental Statement, any offering materials for specific Assets and historic and current information concerning specific Assets and the Securities from Freddie Mac's Investor Inquiry Department.

     Freddie Mac's Internet Web-Site (http://www.freddiemac.com) will display this Supplement, the Supplemental Statement, schedules of the Assets and information, updated monthly, regarding each Class of this Series.

                              GENERAL INFORMATION

THE AGREEMENT

     Freddie Mac will create the Securities under the Multiclass REMIC Certificate Agreement, dated as of April 1, 1998, and a Terms Supplement, to be dated the Closing Date (together, the "Agreement"). Investors can order copies of the Agreement by contacting the Investor Inquiry Department at Freddie Mac as shown under "Available Information" in this Supplement. The Agreement is incorporated by reference in this Supplement.

     Holders and anyone having a beneficial interest in the Securities should refer to the Agreement for a complete description of their rights and obligations and the rights and obligations of Freddie Mac. Holders and beneficial owners of Securities will acquire their Securities subject to all terms and conditions of the Agreement, including the Terms Supplement.

FORM OF SECURITIES

     The Regular Classes and the MACR Classes will be issued and may be held of record and transferred only on the book-entry system of the Federal Reserve Banks by entities eligible to maintain book-entry accounts with a Federal Reserve Bank ("Fed Participants").

     The R Class will be issued and may be held of record only in certificated form and will be transferable at Chase Bank of Texas, National Association or its successor (the "Registrar").

     The Classes will be issued in the denominations specified under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

HOLDERS

     The term "Holders" means (i) in the case of a Regular Class or a MACR Class, the Fed Participants that appear on the book-entry records of a Federal Reserve Bank as holders of that Class and (ii) in the case of the R Class, the entities or individuals that appear on the records of the Registrar as the registered holders of that Class. The beneficial owner of a Security is not necessarily the Holder.

STRUCTURE OF TRANSACTION

     General

     This Series will be a "Single-Tier Series." Each Class will represent a beneficial ownership interest in the REMIC Pool. The REMIC Pool will consist of the Assets. The Underwriter intends to acquire the Assets in privately negotiated transactions before delivering them to Freddie Mac on the Closing Date. On the Closing Date, Freddie Mac expects to acquire the Assets from the Underwriter in exchange for the REMIC Certificates.

     The Assets

     The Assets consist of Classes of Freddie Mac Multiclass PCs and MACR Certificates. The Assets are backed directly or indirectly by PCs which may include Gold Mortgage Participation Certificates ("Gold PCs") and/or Gold Giant Mortgage Participation Certificates ("Gold Giant PCs"). Gold PCs represent undivided interests in discrete pools consisting of specified Mortgages. Gold Giant PCs represent beneficial ownership interests in discrete pools consisting of specified Gold PCs (or, in some cases, other Gold Giant PCs).

     The Assets are described generally under "Terms Sheet -- The Assets" in this Supplement. For additional information about the Assets, see the Asset Offering Circulars and "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- The Assets" in this Supplement. The cover pages, Terms Sheets, and, in the case of Series 2116 and 2081, MACR Tables from the Asset Offering Circulars are reproduced as Exhibits I through XIV to this Supplement.

     It should be noted that there have been material changes in facts and circumstances since the dates of the Asset Offering Circulars, including changes in prepayment rates, prevailing interest rates and other economic factors, which may limit the usefulness of, and be directly contrary to the assumptions used in preparing the information set forth in, such documents.

THE MORTGAGES

     The Mortgages underlying the Assets are fixed-rate, first lien, residential mortgages and mortgage participations. The weighted average remaining terms to maturity, weighted average loan ages and weighted average interest rates of the Mortgages, as of November 1, 1999, are shown under "Terms Sheet -- Mortgage Characteristics" in this Supplement. However, the characteristics of most of the Mortgages differ from those shown, in some cases significantly. This is the case even if the weighted average characteristics of the Mortgages are the same as those of mortgages having the characteristics shown. Small differences in the characteristics of the Mortgages underlying each Asset Group can have a significant effect on the payment behavior of the related Assets and the weighted average lives and yields of the related Classes. See "Prepayment and Yield Analysis" in this Supplement.

                                    PAYMENTS

PAYMENT DATES; RECORD DATES

     Freddie Mac will make payments of principal and interest on the Securities to Holders entitled to such payments on the 15th of each month or, if the 15th is not a "Business Day," the next Business Day (each, a "Payment Date"), beginning in the month following the Closing Date.

     On each Payment Date, any payment on a Security will be made to the Holder of record as of the end of the preceding calendar month (each, a "Record Date").

METHOD OF PAYMENT

     A Federal Reserve Bank will credit payments on the Regular Classes and the MACR Classes to the accounts of Holders of these Classes monthly on each Payment Date.

     The Registrar will mail any payments on the R Class by check to the addresses of the Holders of that Class as they appear on the Registrar's records, not later than the applicable Payment Date. A Holder of the R Class will be required to present the Holder's certificate to the Registrar for payment under the circumstances described under "Description of Securities -- Form of Securities, Holders, Minimum Principal Amounts and Transfers" in the Offering Circular.

     A Holder that is not also the beneficial owner of a Security, and each other financial intermediary in the chain to the beneficial owner, will be responsible for remitting payments to their customers.

INTEREST

     Freddie Mac will pay interest on each Payment Date to the Holders of each Class of Securities on which interest has accrued, except in the case of the Accrual Classes, which will receive payments as described under "Accrual Classes" below.

     Categories of Classes

     For purposes of interest payments, the Classes of REMIC Certificates will be categorized as shown under "Interest Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Interest Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page and Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Accrual Period

     The Accrual Period for each interest bearing Class will be the calendar month preceding the related Payment Date. In each case, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payable on any Class on any Payment Date will consist of 30 days' interest on its balance as of the related Record Date.

     Fixed Rate Classes

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     Principal Only Classes

     The B and K Classes will be Principal Only Classes and will not bear interest.

     Notional Classes

     The Notional Classes will not receive principal payments. For convenience in describing interest payments, the Notional Classes will have notional principal amounts. The table under "Terms Sheet --

Notional Classes" in this Supplement shows the original notional principal amounts of the Notional Classes and the manner in which each Notional Class will reduce.

     Floating Rate and Inverse Floating Rate Classes

     The Floating Rate and Inverse Floating Rate Classes will bear interest as shown under "Terms Sheet -- Class Coupons" in this Supplement. The Class Coupons for the Floating Rate and Inverse Floating Rate Classes will be based on the arithmetic mean of the London interbank offered quotations for one-month Eurodollar deposits ("LIBOR").

     For information regarding the manner in which Freddie Mac determines LIBOR and calculates the Class Coupons for the Floating Rate and Inverse Floating Rate Classes, see "Description of Securities -- Interest Rate Indices" in the Offering Circular.

     Freddie Mac's determination of LIBOR and its calculation of the Class Coupons will be final, except in the case of clear error. Investors can get the LIBOR levels and the Class Coupons for the current and preceding Accrual Periods from Freddie Mac's Internet Web-Site or by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

PRINCIPAL

     Freddie Mac will pay principal on each applicable Payment Date to the Holders of the Classes on which principal is then due. The Holders of each such Class will receive principal payments on a pro rata basis among the Securities of that Class.

     Categories of Classes

     For purposes of principal payments, the Classes of REMIC Certificates will be categorized as shown under "Principal or Other Type" on the cover page of this Supplement, and the MACR Classes will be categorized as shown under "Principal or Other Type" on Appendix 1 to this Supplement. The abbreviations used on the cover page or Appendix 1 are explained under "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Amount of Payments

     The total amount of principal payments that will be made on the Securities on each Payment Date will equal the amount of principal payments required to be made on that Payment Date on the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8 and Group 9 Assets (the "Group 1 Asset Principal Amount," the "Group 2 Asset Principal Amount" and so forth).

     Allocation of Payments

     On each Payment Date, Freddie Mac will pay the Asset Principal Amounts as described under "Terms Sheet -- Allocation of Principal" in this Supplement. Principal that is allocable to the Classes receiving payments from a particular Asset Group will be allocated only to those Classes and will not be available for Classes receiving payments from other Asset Groups.

CLASS FACTORS

     Description of Factors

     On or about the first business day of each month after the Closing Date, Freddie Mac will make available (including on its Internet Web-Site) a Class Factor for each Class. The Class Factor for any Class for any month will be a truncated seven-digit decimal which, when multiplied by the original principal amount of a Security of that Class, will equal its remaining principal amount, after giving effect to any principal payment to be made on the Payment Date in the same month. For example, the January 1 Class Factor for any Class will reflect the remaining principal amount of a Security of that Class, after giving effect to any principal payment to be made on January 15. Freddie Mac will also make available a Class Factor for each Notional Class, which will reflect the remaining notional principal amount of a Security of that Class in an analogous manner. The Class Factor for each Class for the month of the Closing Date is 1.0000000.

     Use of Factors

     For any Payment Date, investors can calculate the reduction in the principal amount of a Security of any Class entitled to principal payments by multiplying the original principal amount of that Security by the difference between its Class Factors for the preceding and current months. The amount of interest to be paid on a Security of any Class on each Payment Date will equal 30 days' interest on its outstanding principal amount (or notional principal amount) as determined by its Class Factor for the preceding month.

     For example, the reduction in the principal amount of any Security entitled to principal payments on February 15 will reflect the difference between its January 1 and February 1 Class Factors. The amount of interest to be paid on any Security on February 15 will equal 30 days' interest at its Class Coupon, accrued during the month of January, on the principal amount or notional principal amount of such Security determined by its January 1 Class Factor. If the outstanding balance of any interest bearing Class is reduced on the Payment Date that falls within an Accrual Period, that Class will accrue interest during such Accrual Period on its reduced balance, even though its balance had been higher for approximately the first 15 days of the Accrual Period. No interest at all will be paid on any Class after its balance has been reduced to zero.

GUARANTEES

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement. See "Description of Securities -- Guarantees" in the Offering Circular.

     Freddie Mac also guarantees the payment of interest and principal on the Assets and PCs. See "Guarantees" in the PC Offering Circular and "Description of Pass-Through PCs -- Guarantees" in the Giant PC Offering Circular.

OPTIONAL REDEMPTION

     Freddie Mac may redeem the Securities, in whole but not in part, on any Payment Date when their aggregate outstanding principal amount would be less than 1% of their aggregate original principal amount. Any such redemption will result in the retirement of all outstanding Classes, including any outstanding MACR Classes. The Group 1, 7, 8 and 9 Assets may become subject to similar optional redemption provisions applicable to their Series. The other Assets and the PCs are not redeemable. See "Description of Securities -- Optional Redemption" in the Offering Circular.

RESIDUAL PROCEEDS

     Upon surrender of their certificates to the Registrar, the Holders of the R Class will receive the proceeds of the remaining assets of the REMIC Pool, if any, after all required principal and interest payments on the Regular Classes have been made. Any such remaining assets are not likely to be significant.

                         PREPAYMENT AND YIELD ANALYSIS

GENERAL

     Mortgage Prepayments

     The rates of principal payments on the Assets and the Securities will depend on the rates of principal payments on the related Mortgages. Mortgage principal payments may be in the form of scheduled amortization or partial or full prepayments. "Prepayments" include prepayments by the borrower, liquidations resulting from default, casualty or condemnation and payments made by Freddie Mac pursuant to its guarantee of principal (other than scheduled amortization) on PCs. The Mortgages are subject to prepayment at any time without penalty.

     Mortgage prepayment rates are likely to fluctuate significantly. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the Mortgages, the prepayment rate on the Mortgages is likely to increase, although a number of other factors also may influence the prepayment rate. See "Prepayments, Yields and Suitability" in the PC Offering Circular.

     Acceleration of mortgage payments as a result of transfers of mortgaged properties is an important factor affecting prepayment rates. The Mortgages generally provide that, in the event of the transfer or prospective transfer of the underlying mortgaged property, the full unpaid principal balance is due and payable at the option of the holder. Freddie Mac, in most cases, requires mortgage servicers to enforce such "due-on-transfer" provisions where permitted by applicable law. See "Mortgage Purchase and Servicing Standards -- Mortgage Servicing -- Assumption and Due-on-Transfer Policies" in the PC Offering Circular.

     PSA Model

     Prepayments on pools of mortgages are commonly measured relative to a variety of prepayment models. The particular model used in this Supplement, "PSA," is the standard prepayment model of The Bond Market Association. This model assumes that mortgages will prepay at an annual rate of 0.2% in the first month after origination, that the prepayment rate increases at an annual rate of 0.2% per month up to the 30th month after origination and that the prepayment rate is constant at 6% per annum in the 30th and later months (this assumption is called "100% PSA"). For example, at 100% PSA, mortgages with a loan age of three months (i.e., mortgages in their fourth month after origination) are assumed to prepay at an annual rate of 0.8%. "0% PSA" assumes no prepayments; "50% PSA" assumes prepayment rates equal to 0.50 times 100% PSA; "200% PSA" assumes prepayment rates equal to 2.00 times 100% PSA; and so forth. PSA is not a description of historical prepayment experience or a prediction of the rate of prepayment of the Mortgages.

     Weighted Average Life

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal has been repaid to the investor. The weighted average lives of the Classes will depend primarily on the rate at which principal is paid on the related Mortgages. This Supplement shows weighted average lives under various Mortgage prepayment assumptions. In each case, Freddie Mac has calculated the weighted average life by (i) multiplying the assumed net reduction, if any, in the principal amount on each Payment Date by the number of years from the Closing Date to such Payment Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount.

     Yield

     The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the related Asset or Assets (which will be sensitive to the rate of principal payments on the related Mortgages), the manner in which payments are allocated to the related Asset or Assets and the actual characteristics of the related Mortgages. The yield of each Floating Rate or Inverse Floating Rate Class will also depend on its sensitivity to the level of LIBOR. This Supplement shows pre-tax yields to maturity under various scenarios. In each case, Freddie Mac has calculated the pre-tax yield by (i) determining the monthly discount rate (whether positive or negative) that, when applied to an assumed stream of cash flows to be paid on the applicable Class, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price (including accrued interest, if any) of that Class and (ii) converting such monthly rate to a corporate bond equivalent (i.e., semiannual payment) rate. The yield calculations do not take into account any variations in the interest rates at which investors may be able to reinvest payments received. Consequently, they do not reflect the return on any investment when reinvestment rates other than the discount rate are considered.

     Modeling Assumptions

     In order to prepare the various tables and other statistical information in this Supplement, Freddie Mac has made certain assumptions regarding the underlying Mortgages. Unless otherwise noted, each table is based on the following assumptions (the "Modeling Assumptions"), among others:

       - As of November 1, 1999, each Mortgage underlying the Assets has a remaining term to maturity equal to the weighted average term to maturity, a loan age equal to the weighted average loan age, and an interest rate equal to the weighted average interest rate, of all the Mortgages underlying the same PC.

       - As of the Closing Date, the Assets have the principal balances shown under "Terms Sheet -- the Assets" in this Supplement.

       - Payments on the Assets are made as described in the Asset Offering Circulars, except that payments on the Group 7 Asset are made without regard to the procedures for rounding principal payments to a multiple of $1,000.

       - Payments on the Classes and Assets are always received on the 15th of the month, whether or not a Business Day.

       - Freddie Mac does not make an optional redemption.

       - Each Class is held from the Closing Date to retirement and is not exchanged in whole or in part.

     When reading the tables and the related text, investors should bear in mind that the Modeling Assumptions, like any other stated assumptions, are unlikely to be entirely consistent with actual experience. For example, most of the Mortgages do not have the characteristics assumed, many Payment Dates will occur on the first Business Day after the 15th of the month and Freddie Mac may make an optional redemption as described under "Payments -- Optional Redemption" above.

     Principal Payment Uncertainty

     Mortgages and mortgage securities, such as the Assets and Securities, are subject to prepayment uncertainty. The rates of payments on the Assets and the Securities will depend indirectly on the rates of principal payments on their related Mortgages.

     Suitability

     The Securities, especially the Inverse Floating Rate, Interest Only, Principal Only and Residual Classes, are not suitable investments for all investors. The Securities are not appropriate investments for any investor that requires a single lump sum payment on a predetermined date or an otherwise certain payment stream. In addition, although the Underwriter intends to make a market for the purchase and sale of the Securities after their initial issuance, it has no obligation to do so. There is no assurance that such a secondary market will develop, that any secondary market will continue, or that the price at which an investor can sell an investment in any Class will enable the investor to realize a desired yield on that investment. The market values of the Classes are likely to fluctuate; such fluctuations may be significant and could result in significant losses to investors. The secondary markets for mortgage-related securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of Classes that are especially sensitive to prepayment or interest rate risk or that have been structured to meet the investment requirements of limited categories of investors. Investors are encouraged to consult their own advisors regarding the financial, legal, tax and other aspects of an investment in the Securities. The flexibility created by the ability to modify and combine certain Classes of REMIC Certificates and related MACR Classes may affect the liquidity of the Classes and the prices that potential purchasers are willing to pay in the secondary market. No investor should purchase Securities of any Class unless the investor understands and is able to bear the prepayment, yield, liquidity and market risks associated with that Class.

PREPAYMENT AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

     PAC Classes

     As described above, the PAC Classes will receive principal payments from their related Assets in a prescribed sequence. The Group 1 through Group 6 and Group 8 Classes are designated as PAC Classes because the underlying Assets consist of PAC Classes. While it is receiving such principal payments, the sensitivity of each PAC Class of this Series to prepayments on the underlying Mortgages will be approximately the same as that of its related Assets.

     Pass-Through Classes

     Each Pass-Through Class will receive a specified portion of the principal payments made on its related Assets on each Payment Date. The sensitivity of each Pass-Through Class to prepayments on the related Mortgages will be the same as that of its related Assets.

     MACR Classes

     The payment characteristics of the MACR Classes will reflect the payment characteristics of their related Classes of REMIC Certificates.

     The Assets

     The Assets, other than the Group 7 and Group 9 Assets, were structured as PAC Classes.

     The following table sets forth the current "Effective Range" (as defined in the related Asset Offering Circulars) for the Assets other than the Group 7 and Group 9 Assets based on the Modeling Assumptions for this Series.

ASSET GROUP                            CLASS                          EFFECTIVE RANGE
-----------                            -----                          ---------------
       1          2097-PB.........................................  118% PSA - 251% PSA

       2    (     2095-TA.........................................  177% PSA - 375% PSA
            (     2116-TA.........................................  129% PSA - 402% PSA

       3    (     2078-PJ.........................................  153% PSA - 226% PSA
            (     2119-GA.........................................  146% PSA - 262% PSA

       4    (     2102-PA.........................................  120% PSA - 258% PSA
            (     2102-PJ.........................................  120% PSA - 273% PSA
            (     2085-PG.........................................  116% PSA - 252% PSA
            (     2081-PA.........................................  118% PSA - 253% PSA

       5    (     2136-PJ.........................................  105% PSA - 280% PSA
            (     2131-PB.........................................  109% PSA - 295% PSA

       6          2117-PM.........................................  108% PSA - 246% PSA
       8          2149-FG.........................................  134% PSA - 215% PSA

     The principal payment stability of each such Asset is supported by certain other classes in its related Series. When those other classes are retired, such Asset, if outstanding, will become more sensitive to Mortgage prepayments and will no longer have an Effective Range. There can be no assurance that any Asset will receive principal payments in accordance with its schedule.

     The Group 7 and Group 9 Assets are Support Classes which support certain other classes of their related Series. Consequently, the Group 7 and Group 9 Assets are likely to be much more sensitive to Mortgage
       2
prepayments than the classes in their Series that they support. The Group 7 and Group 9 Assets may receive no principal payments for extended periods of time and may receive principal payments that vary widely from period to period.

     See "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations" in the Asset Offering Circulars.

     Declining Balances Table

     The following table shows, for the indicated Classes of Securities and the underlying Assets, (i) the percentages of their original principal amounts (or, in the case of the Assets, their outstanding principal amounts as of the Closing
Date) that would be outstanding after each of the dates shown at various constant percentages of PSA and (ii) their corresponding weighted average lives. Freddie Mac has prepared this table using the Modeling Assumptions. The Mortgages do not have the characteristics assumed, and Mortgage prepayment rates may differ from the constant rates shown. These differences may affect the actual payment behavior and weighted average life of any Class or Asset. For example, because of the diverse remaining terms to maturity, loan ages and interest rates of the Mortgages, principal payments on any Class or Asset may be faster or slower than indicated, even if the Mortgages were to prepay at the constant rates shown. This may be the case even if the weighted average remaining term to maturity, weighted average loan age and weighted average interest rate of the Mortgages are the same as those of mortgages having the characteristics assumed.

  PERCENTAGES OF ORIGINAL PRINCIPAL AMOUNTS OUTSTANDING* AND WEIGHTED AVERAGE
                                     LIVES

                                    Group 1

                                                MD                                      ND
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    138%    250%    500%     0%     100%    138%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100      77      75      75      75     100     100     100     100     100
November 15, 2001.............    96      40      34      34       0     100     100     100     100      69
November 15, 2002.............    89       5       0       0       0     100     100      95      95       0
November 15, 2003.............    81       0       0       0       0     100      61      45      45       0
November 15, 2004.............    73       0       0       0       0     100      17       0       0       0
November 15, 2005.............    64       0       0       0       0     100       0       0       0       0
November 15, 2006.............    54       0       0       0       0     100       0       0       0       0
November 15, 2007.............    44       0       0       0       0     100       0       0       0       0
November 15, 2008.............    32       0       0       0       0     100       0       0       0       0
November 15, 2009.............    20       0       0       0       0     100       0       0       0       0
November 15, 2010.............     7       0       0       0       0     100       0       0       0       0
November 15, 2011.............     0       0       0       0       0      91       0       0       0       0
November 15, 2012.............     0       0       0       0       0      70       0       0       0       0
November 15, 2013.............     0       0       0       0       0      47       0       0       0       0
November 15, 2014.............     0       0       0       0       0      23       0       0       0       0
November 15, 2015 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   7.1     1.7     1.6     1.6     1.3    13.8     4.3     3.9     3.9     2.1

                                                 PK
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    138%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............    100      67      63      63      63
November 15, 2001.............     95      13       5       5       0
November 15, 2002.............     84       0       0       0       0
November 15, 2003.............     73       0       0       0       0
November 15, 2004.............     61       0       0       0       0
November 15, 2005.............     47       0       0       0       0
November 15, 2006.............     33       0       0       0       0
November 15, 2007.............     18       0       0       0       0
November 15, 2008.............      2       0       0       0       0
November 15, 2009.............      0       0       0       0       0
November 15, 2010.............      0       0       0       0       0
November 15, 2011.............      0       0       0       0       0
November 15, 2012.............      0       0       0       0       0
November 15, 2013.............      0       0       0       0       0
November 15, 2014.............      0       0       0       0       0
November 15, 2015 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    5.6     1.3     1.2     1.2     1.1

                                                PL                                 GROUP 1 ASSET
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    138%    250%    500%     0%     100%    138%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100     100     100     100     100     100      87      85      85      85
November 15, 2001.............   100     100     100     100       0      98      65      62      62      29
November 15, 2002.............   100      17       0       0       0      94      45      39      39       0
November 15, 2003.............   100       0       0       0       0      89      25      18      18       0
November 15, 2004.............   100       0       0       0       0      84       7       0       0       0
November 15, 2005.............   100       0       0       0       0      79       0       0       0       0
November 15, 2006.............   100       0       0       0       0      73       0       0       0       0
November 15, 2007.............   100       0       0       0       0      67       0       0       0       0
November 15, 2008.............   100       0       0       0       0      60       0       0       0       0
November 15, 2009.............    65       0       0       0       0      53       0       0       0       0
November 15, 2010.............    24       0       0       0       0      46       0       0       0       0
November 15, 2011.............     0       0       0       0       0      38       0       0       0       0
November 15, 2012.............     0       0       0       0       0      29       0       0       0       0
November 15, 2013.............     0       0       0       0       0      20       0       0       0       0
November 15, 2014.............     0       0       0       0       0       9       0       0       0       0
November 15, 2015 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................  10.4     2.7     2.5     2.5     1.7     9.9     2.8     2.6     2.6     1.6

                                    Group 2

                                                MF                                      NF
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    157%    400%    500%     0%     100%    157%    400%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............    97      81      77      77      77     100     100     100     100     100
November 15, 2001.............    89      41      29      29      29     100     100     100     100     100
November 15, 2002.............    81       3       0       0       0     100     100      85      85      68
November 15, 2003.............    72       0       0       0       0     100      69      45      45       7
November 15, 2004.............    62       0       0       0       0     100      37       8       8       0
November 15, 2005.............    52       0       0       0       0     100      11       0       0       0
November 15, 2006.............    41       0       0       0       0     100       0       0       0       0
November 15, 2007.............    29       0       0       0       0     100       0       0       0       0
November 15, 2008.............    16       0       0       0       0     100       0       0       0       0
November 15, 2009.............     2       0       0       0       0     100       0       0       0       0
November 15, 2010.............     0       0       0       0       0      88       0       0       0       0
November 15, 2011.............     0       0       0       0       0      73       0       0       0       0
November 15, 2012.............     0       0       0       0       0      56       0       0       0       0
November 15, 2013.............     0       0       0       0       0      39       0       0       0       0
November 15, 2014.............     0       0       0       0       0      20       0       0       0       0
November 15, 2015.............     0       0       0       0       0       5       0       0       0       0
November 15, 2016 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   5.9     1.8     1.6     1.6     1.5    13.3     4.7     3.9     3.9     3.3

                                                 PT
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    157%    400%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............     77       0       0       0       0
November 15, 2001.............     28       0       0       0       0
November 15, 2002.............      0       0       0       0       0
November 15, 2003.............      0       0       0       0       0
November 15, 2004.............      0       0       0       0       0
November 15, 2005.............      0       0       0       0       0
November 15, 2006.............      0       0       0       0       0
November 15, 2007.............      0       0       0       0       0
November 15, 2008.............      0       0       0       0       0
November 15, 2009.............      0       0       0       0       0
November 15, 2010.............      0       0       0       0       0
November 15, 2011.............      0       0       0       0       0
November 15, 2012.............      0       0       0       0       0
November 15, 2013.............      0       0       0       0       0
November 15, 2014.............      0       0       0       0       0
November 15, 2015.............      0       0       0       0       0
November 15, 2016 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    1.5     0.6     0.6     0.6     0.6

---------------
* Rounded to nearest whole percentage.

                                                PU                                      PV
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    157%    400%    500%     0%     100%    157%    400%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100      94      89      89      89     100     100     100     100     100
November 15, 2001.............   100      38      22      22      22     100     100     100     100     100
November 15, 2002.............    94       0       0       0       0     100      20       0       0       0
November 15, 2003.............    82       0       0       0       0     100       0       0       0       0
November 15, 2004.............    68       0       0       0       0     100       0       0       0       0
November 15, 2005.............    54       0       0       0       0     100       0       0       0       0
November 15, 2006.............    38       0       0       0       0     100       0       0       0       0
November 15, 2007.............    21       0       0       0       0     100       0       0       0       0
November 15, 2008.............     3       0       0       0       0     100       0       0       0       0
November 15, 2009.............     0       0       0       0       0      17       0       0       0       0
November 15, 2010.............     0       0       0       0       0       0       0       0       0       0
November 15, 2011.............     0       0       0       0       0       0       0       0       0       0
November 15, 2012.............     0       0       0       0       0       0       0       0       0       0
November 15, 2013.............     0       0       0       0       0       0       0       0       0       0
November 15, 2014.............     0       0       0       0       0       0       0       0       0       0
November 15, 2015.............     0       0       0       0       0       0       0       0       0       0
November 15, 2016 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   6.1     1.8     1.6     1.6     1.6     9.7     2.9     2.5     2.5     2.4

                                           GROUP 2 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    157%    400%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............     98      91      89      89      89
November 15, 2001.............     95      71      66      66      66
November 15, 2002.............     91      53      44      44      35
November 15, 2003.............     86      35      23      23       4
November 15, 2004.............     82      19       4       4       0
November 15, 2005.............     77       6       0       0       0
November 15, 2006.............     71       0       0       0       0
November 15, 2007.............     66       0       0       0       0
November 15, 2008.............     59       0       0       0       0
November 15, 2009.............     53       0       0       0       0
November 15, 2010.............     45       0       0       0       0
November 15, 2011.............     37       0       0       0       0
November 15, 2012.............     29       0       0       0       0
November 15, 2013.............     20       0       0       0       0
November 15, 2014.............     10       0       0       0       0
November 15, 2015.............      3       0       0       0       0
November 15, 2016 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    9.7     3.3     2.8     2.8     2.4

                                    Group 3

                                                ME                                      NE
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    151%    250%    500%     0%     100%    151%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............    90      76      75      75      70     100     100     100     100     100
November 15, 2001.............    72      41      37      37       0     100     100     100     100      92
November 15, 2002.............    53       8       2       0       0     100     100     100     100      13
November 15, 2003.............    32       0       0       0       0     100      55      40      36       0
November 15, 2004.............    10       0       0       0       0     100       9       2       2       0
November 15, 2005.............     0       0       0       0       0      74       0       0       0       0
November 15, 2006.............     0       0       0       0       0      26       0       0       0       0
November 15, 2007 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   3.1     1.7     1.7     1.7     1.3     6.5     4.1     3.9     3.8     2.5

                                                 PM
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    151%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............      0       0       0       0       0
November 15, 2001.............      0       0       0       0       0
November 15, 2002.............      0       0       0       0       0
November 15, 2003.............      0       0       0       0       0
November 15, 2004.............      0       0       0       0       0
November 15, 2005.............      0       0       0       0       0
November 15, 2006.............      0       0       0       0       0
November 15, 2007 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    0.4     0.3     0.3     0.3     0.3

                                                PN                                      PQ
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    151%    250%    500%     0%     100%    151%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............    90      66      63      63      55     100     100     100     100     100
November 15, 2001.............    58       3       0       0       0     100     100      95      95       0
November 15, 2002.............    24       0       0       0       0     100      19       4       0       0
November 15, 2003.............     0       0       0       0       0      81       0       0       0       0
November 15, 2004.............     0       0       0       0       0      25       0       0       0       0
November 15, 2005.............     0       0       0       0       0       0       0       0       0       0
November 15, 2006.............     0       0       0       0       0       0       0       0       0       0
November 15, 2007 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   2.2     1.2     1.2     1.2     1.0     4.6     2.6     2.5     2.5     1.7

                                           GROUP 3 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    151%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............     93      85      84      84      81
November 15, 2001.............     82      62      59      59      32
November 15, 2002.............     69      40      36      35       4
November 15, 2003.............     56      19      14      12       0
November 15, 2004.............     41       3       1       1       0
November 15, 2005.............     26       0       0       0       0
November 15, 2006.............      9       0       0       0       0
November 15, 2007 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    4.3     2.6     2.4     2.4     1.7

                                    Group 4

                                                MC                                      NC
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    138%    250%    500%     0%     100%    138%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............    94      72      69      69      69     100     100     100     100     100
November 15, 2001.............    86      30      24      24       0     100     100     100     100      91
November 15, 2002.............    78       0       0       0       0     100      90      82      82       4
November 15, 2003.............    69       0       0       0       0     100      53      44      44       0
November 15, 2004.............    59       0       0       0       0     100      20      11      11       0
November 15, 2005.............    49       0       0       0       0     100       2       0       0       0
November 15, 2006.............    38       0       0       0       0     100       0       0       0       0
November 15, 2007.............    26       0       0       0       0     100       0       0       0       0
November 15, 2008.............    13       0       0       0       0     100       0       0       0       0
November 15, 2009.............     0       0       0       0       0     100       0       0       0       0
November 15, 2010.............     0       0       0       0       0      86       0       0       0       0
November 15, 2011.............     0       0       0       0       0      71       0       0       0       0
November 15, 2012.............     0       0       0       0       0      55       0       0       0       0
November 15, 2013.............     0       0       0       0       0      39       0       0       0       0
November 15, 2014.............     0       0       0       0       0      22       0       0       0       0
November 15, 2015.............     0       0       0       0       0       7       0       0       0       0
November 15, 2016.............     0       0       0       0       0       1       0       0       0       0
November 15, 2017 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   5.6     1.5     1.4     1.4     1.3    13.3     4.2     3.9     3.9     2.4

                                                 PF                                      PG
                                -------------------------------------   -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                                -------------------------------------   -------------------------------------
             DATE                0%     100%    138%    250%    500%     0%     100%    138%    250%    500%
------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100     100     100     100     100     100
November 15, 2000.............      0       0       0       0       0      82       0       0       0       0
November 15, 2001.............      0       0       0       0       0      30       0       0       0       0
November 15, 2002.............      0       0       0       0       0       0       0       0       0       0
November 15, 2003.............      0       0       0       0       0       0       0       0       0       0
November 15, 2004.............      0       0       0       0       0       0       0       0       0       0
November 15, 2005.............      0       0       0       0       0       0       0       0       0       0
November 15, 2006.............      0       0       0       0       0       0       0       0       0       0
November 15, 2007.............      0       0       0       0       0       0       0       0       0       0
November 15, 2008.............      0       0       0       0       0       0       0       0       0       0
November 15, 2009.............      0       0       0       0       0       0       0       0       0       0
November 15, 2010.............      0       0       0       0       0       0       0       0       0       0
November 15, 2011.............      0       0       0       0       0       0       0       0       0       0
November 15, 2012.............      0       0       0       0       0       0       0       0       0       0
November 15, 2013.............      0       0       0       0       0       0       0       0       0       0
November 15, 2014.............      0       0       0       0       0       0       0       0       0       0
November 15, 2015.............      0       0       0       0       0       0       0       0       0       0
November 15, 2016.............      0       0       0       0       0       0       0       0       0       0
November 15, 2017 and after...      0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................    0.3     0.1     0.1     0.1     0.1     1.6     0.5     0.4     0.4     0.4

                                                PH                                      PJ
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    138%    250%    500%     0%     100%    138%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100      88      83      83      83     100     100     100     100     100
November 15, 2001.............   100      32      24      24       0     100     100     100     100       0
November 15, 2002.............    95       0       0       0       0     100       0       0       0       0
November 15, 2003.............    83       0       0       0       0     100       0       0       0       0
November 15, 2004.............    70       0       0       0       0     100       0       0       0       0
November 15, 2005.............    57       0       0       0       0     100       0       0       0       0
November 15, 2006.............    42       0       0       0       0     100       0       0       0       0
November 15, 2007.............    26       0       0       0       0     100       0       0       0       0
November 15, 2008.............     9       0       0       0       0     100       0       0       0       0
November 15, 2009.............     0       0       0       0       0       0       0       0       0       0
November 15, 2010.............     0       0       0       0       0       0       0       0       0       0
November 15, 2011.............     0       0       0       0       0       0       0       0       0       0
November 15, 2012.............     0       0       0       0       0       0       0       0       0       0
November 15, 2013.............     0       0       0       0       0       0       0       0       0       0
November 15, 2014.............     0       0       0       0       0       0       0       0       0       0
November 15, 2015.............     0       0       0       0       0       0       0       0       0       0
November 15, 2016.............     0       0       0       0       0       0       0       0       0       0
November 15, 2017 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   6.3     1.7     1.6     1.6     1.4     9.8     2.7     2.5     2.5     1.9

                                           GROUP 4 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    138%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............     97      86      85      85      85
November 15, 2001.............     93      66      63      63      46
November 15, 2002.............     89      46      42      42       2
November 15, 2003.............     85      27      23      23       0
November 15, 2004.............     80      10       6       6       0
November 15, 2005.............     75       1       0       0       0
November 15, 2006.............     70       0       0       0       0
November 15, 2007.............     64       0       0       0       0
November 15, 2008.............     58       0       0       0       0
November 15, 2009.............     51       0       0       0       0
November 15, 2010.............     44       0       0       0       0
November 15, 2011.............     36       0       0       0       0
November 15, 2012.............     28       0       0       0       0
November 15, 2013.............     20       0       0       0       0
November 15, 2014.............     11       0       0       0       0
November 15, 2015.............      4       0       0       0       0
November 15, 2016.............      1       0       0       0       0
November 15, 2017 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    9.5     2.9     2.7     2.7     1.8

                                    Group 5

                                                MA                                      NA
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    122%    250%    500%     0%     100%    122%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100     100     100     100     100     100     100     100     100     100
November 15, 2001.............    92      60      59      59      50     100     100     100     100     100
November 15, 2002.............    82      12      11      11       0     100     100     100     100       0
November 15, 2003.............    72       0       0       0       0     100      45      42      42       0
November 15, 2004.............    61       0       0       0       0     100       0       0       0       0
November 15, 2005.............    48       0       0       0       0     100       0       0       0       0
November 15, 2006.............    36       0       0       0       0     100       0       0       0       0
November 15, 2007.............    22       0       0       0       0     100       0       0       0       0
November 15, 2008.............     7       0       0       0       0     100       0       0       0       0
November 15, 2009.............     0       0       0       0       0      85       0       0       0       0
November 15, 2010.............     0       0       0       0       0      57       0       0       0       0
November 15, 2011.............     0       0       0       0       0      26       0       0       0       0
November 15, 2012.............     0       0       0       0       0       2       0       0       0       0
November 15, 2013 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   5.7     2.2     2.2     2.2     1.9    11.2     3.9     3.9     3.9     2.6

                                                 PA
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    122%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............    100     100     100     100     100
November 15, 2001.............      0       0       0       0       0
November 15, 2002.............      0       0       0       0       0
November 15, 2003.............      0       0       0       0       0
November 15, 2004.............      0       0       0       0       0
November 15, 2005.............      0       0       0       0       0
November 15, 2006.............      0       0       0       0       0
November 15, 2007.............      0       0       0       0       0
November 15, 2008.............      0       0       0       0       0
November 15, 2009.............      0       0       0       0       0
November 15, 2010.............      0       0       0       0       0
November 15, 2011.............      0       0       0       0       0
November 15, 2012.............      0       0       0       0       0
November 15, 2013 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    1.5     1.2     1.2     1.2     1.2

                                                PB                                      PC
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    122%    250%    500%     0%     100%    122%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100     100     100     100     100     100     100     100     100     100
November 15, 2001.............    94       0       0       0       0     100      85      84      84      70
November 15, 2002.............    51       0       0       0       0     100      17      15      15       0
November 15, 2003.............     6       0       0       0       0     100       0       0       0       0
November 15, 2004.............     0       0       0       0       0      86       0       0       0       0
November 15, 2005.............     0       0       0       0       0      69       0       0       0       0
November 15, 2006.............     0       0       0       0       0      50       0       0       0       0
November 15, 2007.............     0       0       0       0       0      31       0       0       0       0
November 15, 2008.............     0       0       0       0       0      10       0       0       0       0
November 15, 2009.............     0       0       0       0       0       0       0       0       0       0
November 15, 2010.............     0       0       0       0       0       0       0       0       0       0
November 15, 2011.............     0       0       0       0       0       0       0       0       0       0
November 15, 2012.............     0       0       0       0       0       0       0       0       0       0
November 15, 2013 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   3.0     1.6     1.5     1.5     1.5     6.9     2.5     2.5     2.5     2.1

                                           GROUP 5 ASSETS
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    122%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............    100     100     100     100     100
November 15, 2001.............     95      75      74      74      68
November 15, 2002.............     89      45      44      44       0
November 15, 2003.............     82      17      16      16       0
November 15, 2004.............     75       0       0       0       0
November 15, 2005.............     68       0       0       0       0
November 15, 2006.............     60       0       0       0       0
November 15, 2007.............     51       0       0       0       0
November 15, 2008.............     42       0       0       0       0
November 15, 2009.............     32       0       0       0       0
November 15, 2010.............     21       0       0       0       0
November 15, 2011.............     10       0       0       0       0
November 15, 2012.............      1       0       0       0       0
November 15, 2013 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    7.7     2.9     2.8     2.8     2.1

                                    Group 6

                                                MB                                      NB
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    142%    250%    500%     0%     100%    142%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100      92      92      92      92     100     100     100     100     100
November 15, 2001.............    85      50      50      50       7     100     100     100     100     100
November 15, 2002.............    63      10       8       8       0     100     100     100     100       0
November 15, 2003.............    38       0       0       0       0     100      46      43      43       0
November 15, 2004.............    12       0       0       0       0     100       0       0       0       0
November 15, 2005.............     0       0       0       0       0      70       0       0       0       0
November 15, 2006.............     0       0       0       0       0      14       0       0       0       0
November 15, 2007 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   3.5     2.0     2.0     2.0     1.6     6.4     3.9     3.9     3.9     2.4

                                                 PD
                                -------------------------------------
                                      PSA PREPAYMENT ASSUMPTION
                                -------------------------------------
             DATE                0%     100%    142%    250%    500%
------------------------------  -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
November 15, 2000.............    100      81      80      80      80
November 15, 2001.............     65       0       0       0       0
November 15, 2002.............      9       0       0       0       0
November 15, 2003.............      0       0       0       0       0
November 15, 2004.............      0       0       0       0       0
November 15, 2005.............      0       0       0       0       0
November 15, 2006.............      0       0       0       0       0
November 15, 2007 and after...      0       0       0       0       0
Weighted Average
 Life (Years).................    2.3     1.3     1.3     1.3     1.2

                                                PE                                 GROUP 6 ASSET
                               -------------------------------------   -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION               PSA PREPAYMENT ASSUMPTION
                               -------------------------------------   -------------------------------------
             DATE               0%     100%    142%    250%    500%     0%     100%    142%    250%    500%
------------------------------ -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100     100     100     100     100     100
November 15, 2000.............   100     100     100     100     100     100      95      95      95      95
November 15, 2001.............   100      86      85      85      12      90      67      67      67      39
November 15, 2002.............   100      17      14      14       0      75      41      40      40       0
November 15, 2003.............    65       0       0       0       0      59      16      15      15       0
November 15, 2004.............    21       0       0       0       0      42       0       0       0       0
November 15, 2005.............     0       0       0       0       0      24       0       0       0       0
November 15, 2006.............     0       0       0       0       0       5       0       0       0       0
November 15, 2007 and after...     0       0       0       0       0       0       0       0       0       0
Weighted Average
 Life (Years).................   4.3     2.5     2.5     2.5     1.8     4.5     2.7     2.7     2.7     1.8

                                    Group 7

                                     FT, ST AND GROUP 7 ASSET
                               -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION
                               -------------------------------------
             DATE               0%     100%    140%    250%    500%
------------------------------ -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100
November 15, 2000.............   100     100     100      75      11
November 15, 2001.............   100     100     100      38       0
November 15, 2002.............   100     100     100       8       0
November 15, 2003.............   100     100     100       0       0
November 15, 2004.............   100     100     100       0       0
November 15, 2005.............   100     100     100       0       0
November 15, 2006.............   100     100     100       0       0
November 15, 2007.............   100     100     100       0       0
November 15, 2008.............   100     100     100       0       0
November 15, 2009.............   100     100     100       0       0
November 15, 2010.............   100     100     100       0       0
November 15, 2011.............   100     100     100       0       0
November 15, 2012.............   100     100     100       0       0
November 15, 2013.............   100     100      95       0       0
November 15, 2014.............   100     100      88       0       0
November 15, 2015.............   100     100      81       0       0
November 15, 2016.............   100     100      75       0       0
November 15, 2017.............   100     100      68       0       0
November 15, 2018.............   100     100      61       0       0
November 15, 2019.............   100     100      54       0       0
November 15, 2020.............   100      93      48       0       0
November 15, 2021.............   100      81      42       0       0
November 15, 2022.............   100      68      35       0       0
November 15, 2023.............   100      56      28       0       0
November 15, 2024.............   100      43      21       0       0
November 15, 2025.............   100      32      15       0       0
November 15, 2026.............   100      20      10       0       0
November 15, 2027.............    53       9       4       0       0
November 15, 2028.............     2       0       0       0       0
November 15, 2029.............     0       0       0       0       0
Weighted Average
 Life (Years).................  28.1    24.5    20.7     1.7     0.6

                                    Group 8

                                    B, FA, SA AND GROUP 8 ASSET
                               -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION
                               -------------------------------------
             DATE               0%     100%    143%    250%    500%
------------------------------ -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100
November 15, 2000.............   100     100     100     100     100
November 15, 2001.............   100     100     100     100      92
November 15, 2002.............   100     100     100     100       0
November 15, 2003.............   100     100     100     100       0
November 15, 2004.............   100     100     100     100       0
November 15, 2005.............   100     100     100      95       0
November 15, 2006.............   100     100     100      40       0
November 15, 2007.............   100     100     100      14       0
November 15, 2008.............   100     100     100      10       0
November 15, 2009.............   100     100     100       9       0
November 15, 2010.............   100     100     100       7       0
November 15, 2011.............   100     100     100       6       0
November 15, 2012.............   100     100     100       5       0
November 15, 2013.............   100     100      98       4       0
November 15, 2014.............   100     100      83       4       0
November 15, 2015.............   100     100      69       3       0
November 15, 2016.............   100     100      56       3       0
November 15, 2017.............   100     100      43       3       0
November 15, 2018.............   100      87      31       2       0
November 15, 2019.............   100      21      21       2       0
November 15, 2020.............   100      11      11       2       0
November 15, 2021.............   100       2       2       2       0
November 15, 2022.............   100       0       0       2       0
November 15, 2023.............   100       0       0       2       0
November 15, 2024.............   100       0       0       1       0
November 15, 2025.............   100       0       0       1       0
November 15, 2026.............   100       0       0       1       0
November 15, 2027.............     0       0       0       1       0
November 15, 2028.............     0       0       0       1       0
November 15, 2029.............     0       0       0       0       0
Weighted Average
 Life (Years).................  27.2    19.7    17.6     7.7     2.1

                                    Group 9

                                    FJ, K, SJ AND GROUP 9 ASSET
                               -------------------------------------
                                     PSA PREPAYMENT ASSUMPTION
                               -------------------------------------
             DATE               0%     100%    125%    250%    500%
------------------------------ -----   -----   -----   -----   -----
Closing Date..................   100     100     100     100     100
November 15, 2000.............   100     100      98      61       0
November 15, 2001.............   100     100      97      24       0
November 15, 2002.............   100     100      97       0       0
November 15, 2003.............   100     100      96       0       0
November 15, 2004.............   100     100      96       0       0
November 15, 2005.............   100     100      96       0       0
November 15, 2006.............   100     100      96       0       0
November 15, 2007.............   100     100      96       0       0
November 15, 2008.............   100     100      96       0       0
November 15, 2009.............   100     100      96       0       0
November 15, 2010.............   100     100      95       0       0
November 15, 2011.............   100     100      94       0       0
November 15, 2012.............   100     100      93       0       0
November 15, 2013.............   100     100      91       0       0
November 15, 2014.............   100     100      89       0       0
November 15, 2015.............   100     100      86       0       0
November 15, 2016.............   100     100      77       0       0
November 15, 2017.............   100      97      68       0       0
November 15, 2018.............   100      87      60       0       0
November 15, 2019.............   100      76      52       0       0
November 15, 2020.............   100      65      44       0       0
November 15, 2021.............   100      55      37       0       0
November 15, 2022.............   100      45      30       0       0
November 15, 2023.............   100      35      23       0       0
November 15, 2024.............   100      26      17       0       0
November 15, 2025.............    88      17      11       0       0
November 15, 2026.............    44       8       5       0       0
November 15, 2027 and after...     0       0       0       0       0
Weighted Average
 Life (Years).................  26.9    22.6    19.8     1.3     0.5

YIELD CONSIDERATIONS

     An investor seeking to maximize yield should make a decision whether to invest in any Class based on the anticipated yield of that Class resulting from its purchase price, the investor's own projection of Mortgage prepayment rates and Asset payment rates under a variety of scenarios and, in the case of the Floating Rate and Inverse Floating Rate Classes, the investor's own projection of levels of LIBOR under a variety of scenarios. Freddie Mac makes no representation regarding Mortgage prepayment rates, Asset payment rates, the level of LIBOR or the yield of any Class.

     Prepayments: Effect on Yields

     The yields to investors will be sensitive in varying degrees to the rate of prepayments on the underlying Mortgages. In the case of the Interest Only Classes and any other Classes purchased at a premium over their principal amounts, faster than anticipated rates of Mortgage principal payments could result in actual yields to investors that are lower than the anticipated yields. Investors in the Interest Only Classes should also consider the risk that rapid rates of Mortgage principal payments could result in the failure of investors to fully recover their investments. In the case of the Principal Only Classes and any other Classes purchased at a discount to their principal amounts, slower than anticipated rates of principal payments could result in actual yields to investors that are lower than the anticipated yields.

     Rapid rates of prepayments on the Mortgages are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor may be able to reinvest amounts received as principal payments on the investor's Class may be lower than the yield on that Class. Conversely, slow rates of prepayments on the Mortgages are likely to coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high rates may be relatively low.

     The Mortgages will not prepay at any constant rate until maturity, nor will all of the Mortgages prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on the Mortgages, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the Closing Date is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments.

     LIBOR: Effect on Yields of the Floating Rate and Inverse Floating Rate Classes

     Investors in the Floating Rate Classes (including the SA, SB, SJ and SK Classes) should consider the risk that lower than anticipated levels of LIBOR could result in actual yields to investors that are lower than the anticipated yields and the fact that their Class Coupons cannot exceed their specified maximum rates. Conversely, investors in the Inverse Floating Rate Classes (including the SA, SB, SJ and SK Classes) should consider the risk that higher than anticipated levels of LIBOR could result in actual yields to investors that are significantly lower than the anticipated yields and the fact that their Class Coupons can fall as low as 0%. Further, high levels of LIBOR (especially in combination with fast Mortgage prepayment rates) may result in the failure of investors in the SB and SK Classes to fully recover their investments.

     Changes in LIBOR may not correlate with changes in mortgage interest rates. It is possible that lower prevailing mortgage interest rates (which would be expected to result in faster prepayments) could occur concurrently with a higher level of LIBOR. Conversely, higher prevailing mortgage interest rates (which would be expected to result in slower prepayments) could occur concurrently with a lower level of LIBOR.

     LIBOR will not remain constant at any level. The timing of changes in the level of LIBOR may affect the actual yield to an investor, even if the average level is consistent with the investor's expectation. In general, the earlier a change in the level of LIBOR, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of a LIBOR level that is higher (or lower) than the rate anticipated by the investor during earlier periods is not likely to be offset by a later equivalent reduction (or increase).

     Payment Delay: Effect on Yields

     The effective yield on any interest bearing Class will be less than the yield otherwise produced by its Class Coupon and purchase price because (i) on the first Payment Date 30 days' interest will be payable on that Class even though interest began to accrue approximately 45 days earlier and (ii) on each subsequent Payment Date the interest payable will accrue during the related Accrual Period, which will end approximately 15 days earlier.

     Yield Tables

     The following tables show the pre-tax yields to maturity (corporate bond equivalent) of the Interest Only, Principal Only and Inverse Floating Rate Classes (i) at various constant percentages of PSA and (ii) in the case of the Inverse Floating Rate Classes, at various constant levels of LIBOR. The tables for the Interest Only Classes also show annual and total interest payments on those Classes. Freddie Mac has prepared these tables using the Modeling Assumptions and the assumed purchase prices shown in the table captions. Where the assumed price is expressed as a dollar amount, it includes accrued interest. Where the assumed price is expressed as a percentage of original principal amount, it excludes accrued interest and Freddie Mac has added accrued interest, if any, in calculating the yields shown. The assumed prices are not necessarily those at which actual sales will occur.

                      INTEREST PAYMENTS AND PRE-TAX YIELDS

                                    Group 7

                                    ST CLASS
                            (ASSUMED PRICE: 72.375%)

              LIBOR                 100% PSA   140% PSA   250% PSA   500% PSA
              -----                 --------   --------   --------   --------
4.41%.............................    15.6%      15.8%      35.8%      80.8%
5.41..............................    11.5       11.7       31.7       76.2
6.73..............................     6.2        6.5       26.3       70.3
8.05 and Higher...................     1.3        1.6       21.0       64.4

                                    Group 8

                                    B CLASS
                             (ASSUMED PRICE: 50.5%)

                     134% PSA
                     THROUGH
50% PSA   100% PSA   215% PSA   250% PSA   500% PSA
-------   --------   --------   --------   --------
  2.8%      3.5%       3.9%       9.6%       36.0%

                                    SA CLASS
                            (ASSUMED PRICE: 84.25%)

                                               134% PSA
                                               THROUGH
              LIBOR                 100% PSA   215% PSA   250% PSA   500% PSA
              -----                 --------   --------   --------   --------
4.41%.............................     8.1%       8.2%       9.5%      15.7%
5.41..............................     9.3        9.4       10.7       16.9
6.41..............................    10.5       10.6       11.9       18.0
7.05..............................    11.2       11.3       12.6       18.7
8.05..............................     5.0        5.1        6.5       12.7
8.75 and Higher...................     0.9        1.0        2.3        8.5

                                    SB CLASS
                         (ASSUMED PRICE: $1,047,919.92)
                            (PAYMENTS IN THOUSANDS)

                                           4.4100% LIBOR                           5.4100% LIBOR                 6.4100% LIBOR
                               --------------------------------------  --------------------------------------  ------------------
                                           PSA PREPAYMENT                          PSA PREPAYMENT                PSA PREPAYMENT
                                             ASSUMPTION                              ASSUMPTION                    ASSUMPTION
                               --------------------------------------  --------------------------------------  ------------------
                                           134%                                    134%                                    134%
      TWELVE CONSECUTIVE                 THROUGH                                 THROUGH                                 THROUGH
        MONTHS THROUGH           100%      215%      250%      500%      100%      215%      250%      500%      100%      215%
      ------------------         ----    -------     ----      ----      ----    -------     ----      ----      ----    -------
November 15, 2000............. $    196  $    196  $    196  $    196  $    223  $    223  $    223  $    223  $    251  $    251
November 15, 2001.............      193       193       193       193       223       223       223       223       253       253
November 15, 2002.............      193       193       193        21       223       223       223        24       253       253
November 15, 2003.............      193       193       193         0       223       223       223         0       253       253
November 15, 2004.............      193       193       193         0       223       223       223         0       253       253
November 15, 2005.............      193       193       193         0       223       223       223         0       253       253
November 15, 2006.............      193       193       129         0       223       223       150         0       253       253
November 15, 2007.............      193       193        50         0       223       223        58         0       253       253
November 15, 2008.............      193       193        22         0       223       223        26         0       253       253
November 15, 2009.............      193       193        18         0       223       223        21         0       253       253
November 15, 2010.............      193       193        15         0       223       223        18         0       253       253
November 15, 2011.............      193       193        13         0       223       223        15         0       253       253
November 15, 2012.............      193       193        11         0       223       223        13         0       253       253
November 15, 2013.............      193       193         9         0       223       223        11         0       253       253
November 15, 2014.............      193       177         8         0       223       204         9         0       253       232
November 15, 2015.............      193       148         7         0       223       172         8         0       253       195
November 15, 2016.............      193       121         6         0       223       140         7         0       253       159
November 15, 2017.............      193        96         5         0       223       111         6         0       253       126
November 15, 2018.............      192        73         5         0       222        84         5         0       252        95
November 15, 2019.............      105        51         4         0       121        59         5         0       138        67
November 15, 2020.............       31        31         4         0        36        36         4         0        41        41
November 15, 2021.............       13        13         4         0        15        15         4         0        17        17
November 15, 2022.............        1         1         3         0         1         1         4         0         1         1
November 15, 2023.............        0         0         3         0         0         0         4         0         0         0
November 15, 2024.............        0         0         3         0         0         0         3         0         0         0
November 15, 2025.............        0         0         3         0         0         0         3         0         0         0
November 15, 2026.............        0         0         3         0         0         0         3         0         0         0
November 15, 2027.............        0         0         3         0         0         0         3         0         0         0
November 15, 2028.............        0         0         2         0         0         0         3         0         0         0
November 15, 2029.............        0         0         0         0         0         0         0         0         0         0
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Payments*............... $  3,823  $  3,419  $  1,494  $    410  $  4,415  $  3,949  $  1,723  $    471  $  5,007  $  4,478
                               ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Pre-Tax Yield.................    18.8%     18.4%      9.1%   (65.1)%     22.1%     21.8%     13.5%   (57.6)%     25.4%     25.2%


                                  6.4100% LIBOR                 7.0500% LIBOR                           8.0500% LIBOR
                                ------------------  --------------------------------------  --------------------------------------
                                  PSA PREPAYMENT                PSA PREPAYMENT                          PSA PREPAYMENT
                                    ASSUMPTION                    ASSUMPTION                              ASSUMPTION
                                ------------------  --------------------------------------  --------------------------------------
                                                                134%                                    134%
      TWELVE CONSECUTIVE                                      THROUGH                                 THROUGH
        MONTHS THROUGH            250%      500%      100%      215%      250%      500%      100%      215%      250%      500%
      ------------------          ----      ----      ----    -------     ----      ----      ----    -------     ----      ----
November 15, 2000.............  $    251  $    251  $    269  $    269  $    269  $    269  $    122  $    122  $    122  $    122
November 15, 2001.............       253       253       273       273       273       273       112       112       112       112
November 15, 2002.............       253        27       273       273       273        29       112       112       112        12
November 15, 2003.............       253         0       273       273       273         0       112       112       112         0
November 15, 2004.............       253         0       273       273       273         0       112       112       112         0
November 15, 2005.............       253         0       273       273       273         0       112       112       112         0
November 15, 2006.............       170         0       273       273       183         0       112       112        75         0
November 15, 2007.............        66         0       273       273        71         0       112       112        29         0
November 15, 2008.............        29         0       273       273        32         0       112       112        13         0
November 15, 2009.............        24         0       273       273        25         0       112       112        10         0
November 15, 2010.............        20         0       273       273        22         0       112       112         9         0
November 15, 2011.............        17         0       273       273        18         0       112       112         8         0
November 15, 2012.............        14         0       273       273        16         0       112       112         6         0
November 15, 2013.............        12         0       273       273        13         0       112       112         5         0
November 15, 2014.............        11         0       273       249        11         0       112       103         5         0
November 15, 2015.............         9         0       273       209        10         0       112        86         4         0
November 15, 2016.............         8         0       273       171         9         0       112        71         4         0
November 15, 2017.............         7         0       273       136         8         0       112        56         3         0
November 15, 2018.............         6         0       271       102         7         0       112        42         3         0
November 15, 2019.............         6         0       148        72         6         0        61        30         2         0
November 15, 2020.............         5         0        44        44         5         0        18        18         2         0
November 15, 2021.............         5         0        19        19         5         0         8         8         2         0
November 15, 2022.............         4         0         1         1         5         0         0         0         2         0
November 15, 2023.............         4         0         0         0         4         0         0         0         2         0
November 15, 2024.............         4         0         0         0         4         0         0         0         2         0
November 15, 2025.............         4         0         0         0         4         0         0         0         2         0
November 15, 2026.............         3         0         0         0         4         0         0         0         2         0
November 15, 2027.............         3         0         0         0         4         0         0         0         1         0
November 15, 2028.............         3         0         0         0         4         0         0         0         1         0
November 15, 2029.............         0         0         0         0         0         0         0         0         0         0
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Payments*...............  $  1,953  $    532  $  5,386  $  4,817  $  2,099  $    571  $  2,229  $  1,994  $    875  $    246
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Pre-Tax Yield.................     17.8%   (50.5)%     27.5%     27.3%     20.5%   (46.2)%      9.2%      8.4%    (3.6)%   (88.7)%

                                              8.7500% LIBOR
                                               AND HIGHER
                                -----------------------------------------
                                             PSA PREPAYMENT
                                               ASSUMPTION
                                -----------------------------------------
                                             134%
      TWELVE CONSECUTIVE                   THROUGH
        MONTHS THROUGH            100%       215%       250%       500%
      ------------------          ----     -------      ----       ----
November 15, 2000.............  $    19    $    19    $    19    $     19
November 15, 2001.............        0          0          0           0
November 15, 2002.............        0          0          0           0
November 15, 2003.............        0          0          0           0
November 15, 2004.............        0          0          0           0
November 15, 2005.............        0          0          0           0
November 15, 2006.............        0          0          0           0
November 15, 2007.............        0          0          0           0
November 15, 2008.............        0          0          0           0
November 15, 2009.............        0          0          0           0
November 15, 2010.............        0          0          0           0
November 15, 2011.............        0          0          0           0
November 15, 2012.............        0          0          0           0
November 15, 2013.............        0          0          0           0
November 15, 2014.............        0          0          0           0
November 15, 2015.............        0          0          0           0
November 15, 2016.............        0          0          0           0
November 15, 2017.............        0          0          0           0
November 15, 2018.............        0          0          0           0
November 15, 2019.............        0          0          0           0
November 15, 2020.............        0          0          0           0
November 15, 2021.............        0          0          0           0
November 15, 2022.............        0          0          0           0
November 15, 2023.............        0          0          0           0
November 15, 2024.............        0          0          0           0
November 15, 2025.............        0          0          0           0
November 15, 2026.............        0          0          0           0
November 15, 2027.............        0          0          0           0
November 15, 2028.............        0          0          0           0
November 15, 2029.............        0          0          0           0
                                --------   --------   --------   --------
Total Payments*...............  $    19    $    19    $    19    $     19
                                ========   ========   ========   ========
Pre-Tax Yield.................       **         **         **          **

---------------

 * Total payments may not equal sums of columns due to rounding.
** Less than (99.9)%.

                                    Group 9

                                    K CLASS
                             (ASSUMED PRICE: 50.5%)

       50% PSA          100% PSA   125% PSA   250% PSA   500% PSA
       -------          --------   --------   --------   --------
         2.7%             3.1%       3.6%       68.7%     268.2%

                                    SJ CLASS
                           (ASSUMED PRICE: 75.9375%)

              LIBOR                 100% PSA   125% PSA   250% PSA   500% PSA
              -----                 --------   --------   --------   --------
4.41%.............................     8.7%       9.0%      31.0%      83.4%
5.41..............................    10.0       10.2       32.4       84.8
6.41..............................    11.3       11.5       33.7       86.3
7.05..............................    12.1       12.4       34.6       87.3
8.05..............................     5.4        5.6       27.5       79.4
8.70 and Higher...................     1.2        1.4       23.0       74.4

                                    SK CLASS
                         (ASSUMED PRICE: $1,125,524.20)
                            (PAYMENTS IN THOUSANDS)

                                           4.4100% LIBOR                           5.4100% LIBOR                 6.4100% LIBOR
                               --------------------------------------  --------------------------------------  ------------------
                                           PSA PREPAYMENT                          PSA PREPAYMENT                PSA PREPAYMENT
                                             ASSUMPTION                              ASSUMPTION                    ASSUMPTION
      TWELVE CONSECUTIVE       --------------------------------------  --------------------------------------  ------------------
        MONTHS THROUGH           100%      125%      250%      500%      100%      125%      250%      500%      100%      125%
      ------------------         ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
November 15, 2000............. $    265  $    263  $    221  $    134  $    304  $    302  $    252  $    151  $    343  $    340
November 15, 2001.............      261       256       113         0       304       297       132         0       346       339
November 15, 2002.............      261       254        30         0       304       295        35         0       346       336
November 15, 2003.............      261       252         0         0       304       293         0         0       346       334
November 15, 2004.............      261       251         0         0       304       292         0         0       346       332
November 15, 2005.............      261       250         0         0       304       291         0         0       346       332
November 15, 2006.............      261       250         0         0       304       291         0         0       346       331
November 15, 2007.............      261       250         0         0       304       291         0         0       346       331
November 15, 2008.............      261       250         0         0       304       291         0         0       346       331
November 15, 2009.............      261       250         0         0       304       291         0         0       346       331
November 15, 2010.............      261       250         0         0       304       290         0         0       346       331
November 15, 2011.............      261       248         0         0       304       288         0         0       346       328
November 15, 2012.............      261       244         0         0       304       284         0         0       346       324
November 15, 2013.............      261       240         0         0       304       279         0         0       346       318
November 15, 2014.............      261       235         0         0       304       274         0         0       346       312
November 15, 2015.............      261       230         0         0       304       267         0         0       346       304
November 15, 2016.............      261       213         0         0       304       248         0         0       346       283
November 15, 2017.............      261       191         0         0       303       222         0         0       346       253
November 15, 2018.............      242       169         0         0       281       196         0         0       320       223
November 15, 2019.............      214       147         0         0       248       171         0         0       283       195
November 15, 2020.............      186       126         0         0       216       147         0         0       246       167
November 15, 2021.............      158       106         0         0       184       124         0         0       210       141
November 15, 2022.............      132        87         0         0       153       102         0         0       175       116
November 15, 2023.............      106        69         0         0       123        81         0         0       140        92
November 15, 2024.............       81        52         0         0        94        61         0         0       107        69
November 15, 2025.............       57        36         0         0        66        42         0         0        75        48
November 15, 2026.............       33        21         0         0        39        25         0         0        44        28
November 15, 2027.............       11         7         0         0        13         8         0         0        15         9
November 15, 2028
 and after....................        0         0         0         0         0         0         0         0         0         0
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Payments*............... $  5,929  $  5,200  $    364  $    134  $  6,887  $  6,040  $    418  $    151  $  7,846  $  6,880
                               ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Pre-Tax Yield.................    24.5%     23.6%   (77.4)%        **     28.8%     27.8%   (70.7)%        **     33.1%     32.1%


                                  6.4100% LIBOR                 7.0500% LIBOR                           8.0500% LIBOR
                                ------------------  --------------------------------------  --------------------------------------
                                  PSA PREPAYMENT                PSA PREPAYMENT                          PSA PREPAYMENT
                                    ASSUMPTION                    ASSUMPTION                              ASSUMPTION
      TWELVE CONSECUTIVE        ------------------  --------------------------------------  --------------------------------------
        MONTHS THROUGH            250%      500%      100%      125%      250%      500%      100%      125%      250%      500%
      ------------------          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
November 15, 2000.............  $    284  $    169  $    368  $    365  $    304  $    180  $    160  $    159  $    135  $     86
November 15, 2001.............       150         0       374       366       162         0       147       144        64         0
November 15, 2002.............        40         0       374       362        43         0       147       143        17         0
November 15, 2003.............         0         0       374       360         0         0       147       142         0         0
November 15, 2004.............         0         0       374       358         0         0       147       141         0         0
November 15, 2005.............         0         0       374       358         0         0       147       141         0         0
November 15, 2006.............         0         0       374       357         0         0       147       141         0         0
November 15, 2007.............         0         0       374       357         0         0       147       141         0         0
November 15, 2008.............         0         0       374       357         0         0       147       141         0         0
November 15, 2009.............         0         0       374       357         0         0       147       141         0         0
November 15, 2010.............         0         0       374       357         0         0       147       141         0         0
November 15, 2011.............         0         0       374       354         0         0       147       139         0         0
November 15, 2012.............         0         0       374       349         0         0       147       138         0         0
November 15, 2013.............         0         0       374       343         0         0       147       135         0         0
November 15, 2014.............         0         0       374       336         0         0       147       132         0         0
November 15, 2015.............         0         0       374       328         0         0       147       129         0         0
November 15, 2016.............         0         0       374       305         0         0       147       120         0         0
November 15, 2017.............         0         0       373       273         0         0       147       107         0         0
November 15, 2018.............         0         0       345       241         0         0       136        95         0         0
November 15, 2019.............         0         0       305       210         0         0       120        83         0         0
November 15, 2020.............         0         0       265       181         0         0       105        71         0         0
November 15, 2021.............         0         0       226       152         0         0        89        60         0         0
November 15, 2022.............         0         0       188       125         0         0        74        49         0         0
November 15, 2023.............         0         0       151        99         0         0        60        39         0         0
November 15, 2024.............         0         0       116        75         0         0        46        29         0         0
November 15, 2025.............         0         0        81        52         0         0        32        20         0         0
November 15, 2026.............         0         0        48        30         0         0        19        12         0         0
November 15, 2027.............         0         0        16        10         0         0         6         4         0         0
November 15, 2028
 and after....................         0         0         0         0         0         0         0         0         0         0
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Payments*...............  $    473  $    169  $  8,459  $  7,418  $    509  $    180  $  3,348  $  2,937  $    216  $     86
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Pre-Tax Yield.................   (64.4)%        **     35.9%     34.8%   (60.5)%        **     12.8%     11.8%   (98.2)%        **

                                            8.7000% LIBOR
                                              AND HIGHER
                                --------------------------------------
                                            PSA PREPAYMENT
                                              ASSUMPTION
      TWELVE CONSECUTIVE        --------------------------------------
        MONTHS THROUGH            100%      125%      250%      500%
      ------------------          ----      ----      ----      ----
November 15, 2000.............  $     25  $     25  $     25  $     25
November 15, 2001.............         0         0         0         0
November 15, 2002.............         0         0         0         0
November 15, 2003.............         0         0         0         0
November 15, 2004.............         0         0         0         0
November 15, 2005.............         0         0         0         0
November 15, 2006.............         0         0         0         0
November 15, 2007.............         0         0         0         0
November 15, 2008.............         0         0         0         0
November 15, 2009.............         0         0         0         0
November 15, 2010.............         0         0         0         0
November 15, 2011.............         0         0         0         0
November 15, 2012.............         0         0         0         0
November 15, 2013.............         0         0         0         0
November 15, 2014.............         0         0         0         0
November 15, 2015.............         0         0         0         0
November 15, 2016.............         0         0         0         0
November 15, 2017.............         0         0         0         0
November 15, 2018.............         0         0         0         0
November 15, 2019.............         0         0         0         0
November 15, 2020.............         0         0         0         0
November 15, 2021.............         0         0         0         0
November 15, 2022.............         0         0         0         0
November 15, 2023.............         0         0         0         0
November 15, 2024.............         0         0         0         0
November 15, 2025.............         0         0         0         0
November 15, 2026.............         0         0         0         0
November 15, 2027.............         0         0         0         0
November 15, 2028
 and after....................         0         0         0         0
                                --------  --------  --------  --------
Total Payments*...............  $     25  $     25  $     25  $     25
                                ========  ========  ========  ========
Pre-Tax Yield.................        **        **        **        **

---------------

 * Total payments may not equal sums of columns due to rounding.
** Less than (99.9)%.

     The Mortgages will not prepay at any constant rate until maturity, nor will LIBOR remain constant at any level. Moreover, the Mortgages have characteristics that differ from those of the Modeling Assumptions. Therefore, the actual pre-tax yield of any Class may differ from any of those shown in the table for that Class, even if purchased at the assumed price shown, and the actual annual and total payments for the Interest Only Classes may also differ from any of those shown in the tables for those Classes.

                              FINAL PAYMENT DATES

     The Final Payment Date for each Class is the latest date by which it will be retired. The assumptions used in calculating the Final Payment Dates are highly conservative, and the actual retirement of any Class may occur earlier than its Final Payment Date.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Subject to the assumptions described in "Certain Federal Income Tax Consequences -- REMIC Election" in the Offering Circular, the REMIC Pool will qualify as a REMIC for federal income tax purposes.

     The arrangement pursuant to which the MACR Classes are created, sold and administered (the "MACR Pool") will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code. The interests in the Regular Classes that have been exchanged with Freddie Mac for the MACR Classes (including any exchanges effective on the Closing Date) will be the assets of the MACR Pool and the MACR Classes will represent beneficial ownership of these assets.

REGULAR CLASSES

     The Regular Classes will be the "regular interests" in the REMIC Pool. The Regular Classes will be treated as debt instruments for federal income tax purposes and may be issued with original issue discount ("OID") or at a premium. Based in part on the level of LIBOR as of the date of this Supplement and assumptions regarding the initial prices at which substantial portions of the Regular Classes will be sold to the public, Freddie Mac expects to report income to the Internal Revenue Service and to Holders of the Regular Classes assuming they are issued as follows:

        - OID: NA, NB, NC, ND, NE, PC, PE, PK, PL, PQ, PT, PU, PV, SA, SJ and ST Classes.

        - De Minimis OID: PA, PB, PD, PH and PN Classes.

        - Premium: FA, FJ, FT, NF, PF, PG, PJ and PM Classes.

OID generally will result in recognition of taxable income in advance of the receipt of cash attributable to such income. The "Prepayment Assumption" used in determining whether OID is de minimis and in computing the rate of accrual of OID or the amortization of premium is 138% PSA for the Group 1 and Group 4 Classes, 157% PSA for the Group 2 Classes, 151% PSA for the Group 3 Classes, 122% PSA for the Group 5 Classes, 142% PSA for the Group 6 Classes, 140% PSA for the Group 7 Classes, 143% PSA for the Group 8 Classes and 125% PSA for the Group 9 Classes. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Original Issue Discount" and "-- Premium" in the Offering Circular. With respect to Regular Classes issued with OID, investors may obtain the information required by Treasury regulation section 1.6049-7(g) by contacting Freddie Mac's Investor Inquiry Department as shown under "Available Information" in this Supplement.

     Freddie Mac intends to report any original issue or market discount or premium with respect to the Floating Rate Classes (other than the SA and SJ Classes) assuming that each variable rate is a fixed rate equal to the value of the variable rate as of the date of this Supplement. See "Certain Federal Income Tax Consequences -- Taxation of Regular Classes -- Floating Rate and Inverse Floating Rate Classes" in the Offering Circular.

RESIDUAL CLASS

     The R Class will be the "residual interest" in the REMIC Pool. Special tax considerations apply to the R Class. The taxation of the R Class can produce a significantly less favorable after-tax return than if (i) the

R Class were taxable as a debt instrument or (ii) no portion of the taxable income on the R Class were treated as "excess inclusions." In certain periods, taxable income and the resulting tax liability on the R Class may exceed any payments on that Class. See "Certain Federal Income Tax Consequences -- Taxation of Residual Classes" in the Offering Circular. In addition, a substantial tax may be imposed on certain transferors of the R Class and certain beneficial owners of that Class that are "pass-through entities." See "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual
Class -- Disqualified Organizations" in the Offering Circular. Investors should not purchase the R Class before consulting their tax advisors.

     Freddie Mac intends to report accruals of OID and market discount and to amortize premium with respect to the Assets using the applicable Prepayment Assumptions set forth above rather than the prepayment assumptions used in their respective Series.

     Certain Transfers of Residual Class

     The REMIC Regulations (as defined under "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular) disregard:

        - A transfer of a "noneconomic residual" unless no significant purpose of the transfer is to impede the assessment or collection of tax; and

        - Except in certain cases, a transfer of a residual interest to a foreign investor or a transfer of a residual interest from a foreign investor to a U.S. investor (accordingly, the Agreement prohibits the transfer of an interest in the R Class to or from a foreign investor without Freddie Mac's written consent).

In such cases, the transferor would continue to be treated as the owner of the residual interest and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. See "Certain Federal Income Tax Consequences -- Transfers of Interests in a Residual Class -- Additional Transfer Restrictions" in the Offering Circular.

     Residual Class with Negative Fair Market Value

     The federal income tax consequences of any consideration paid to a transferee on a transfer of the R Class are unclear. The REMIC Regulations do not address whether a residual interest could have a negative basis and a negative issue price. The preamble indicates that the Internal Revenue Service is considering the tax treatment of these types of residual interests. Any transferee receiving consideration should consult its tax advisors.

     Reporting and Administrative Matters

     Freddie Mac will furnish Holders of the R Class the information it deems necessary or appropriate to enable them to prepare any reports required under the Internal Revenue Code or applicable Treasury regulations. Freddie Mac does not intend to hold the R Class for its account, and applicable law may not permit Freddie Mac to perform tax administrative functions for the REMIC Pool. Accordingly, the Holders of the R Class may have certain tax administrative obligations (for which Freddie Mac will act as attorney-in-fact and agent). See "Certain Federal Income Tax Consequences -- Reporting and Administrative Matters" in the Offering Circular.

MACR CLASSES

     For a discussion of certain federal income tax consequences applicable to the MACR Classes, see "Certain Federal Income Tax Consequences -- Taxation of MACR Classes," "-- Exchanges of MACR Classes and Regular Classes" and
"-- Taxation of Certain Foreign Investors" in the Offering Circular.

NEW WITHHOLDING REGULATIONS

     The Treasury Department has issued new regulations which make certain modifications to the withholding and backup withholding rules. The new regulations generally are effective for payments made after December 31, 2000. Investors should consult their tax advisors regarding such regulations.

             LEGAL INVESTMENT CONSIDERATIONS; ERISA CONSIDERATIONS

     Investors should consult their legal advisors to determine whether and to what extent any Classes constitute legal investments for such investors. An institution under the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, the Department of the Treasury or any other federal or state agency with similar authority should review any applicable regulations, policy statements and guidelines before purchasing or pledging any Class. See "Legal Investment Considerations" in the Offering Circular. Fiduciaries of ERISA plans should review "ERISA Considerations" in the Offering Circular.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions of the Purchase Agreement between Freddie Mac and the Underwriter, Freddie Mac has agreed to sell, and the Underwriter has agreed to purchase, all of the REMIC Certificates, if any are sold and purchased.

     The Underwriter proposes to offer the Securities directly to the public from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest, if any, from November 1, 1999. The Securities are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. The Underwriter may effect such transactions by sales to or through certain securities dealers (which may include Freddie Mac through its Securities Sales and Trading Group). Such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriter and/or commissions from any purchasers for which they act as agents.

     The Purchase Agreement provides that Freddie Mac will indemnify the Underwriter against certain liabilities.

     It is expected that the Regular Classes and MACR Classes will be available (in book-entry form) for deposit at any Federal Reserve Bank and the Residual Class will be available (in certificated form) at the offices of the Underwriter, on or about the Closing Date.

                                 LEGAL MATTERS

     The legality of the Securities will be passed upon for Freddie Mac by Maud Mater, Esq., Executive Vice President -- General Counsel and Secretary of Freddie Mac. Certain legal matters relating to the Securities will be passed upon for the Underwriter by Milbank, Tweed, Hadley & McCloy LLP.

EXHIBIT I -- SERIES 2097 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS SHEET OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,329,737,837
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES AND
MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2097

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Four Asset Groups, consisting of one Group of Freddie Mac
                         Multiclass PCs, two Groups of Freddie Mac 6.0% PCs (Gold
                         PCs and Gold Giant PCs) and one Group of Freddie Mac 8.0%
                         PCs
Payment Dates:         Monthly, beginning December 15, 1998
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Class (UU): Book-entry (Depository Trust Company);
                         issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Lehman Brothers Inc. (the "Underwriter")
Closing Date:          November 30, 1998

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

   THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON,
     ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED
 STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER
  FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT
    FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         ORIGINAL                                                                      WEIGHTED
      CLASS OF          PRINCIPAL      PRINCIPAL OR    CLASS    INTEREST   CUSIP      FINAL PAYMENT    AVERAGE
 REMIC CERTIFICATES     AMOUNT(1)     OTHER TYPE(2)    COUPON   TYPE(2)   NUMBER         DATE(3)       LIFE(4)
----------------------------------------------------------------------------------------------------------------
GROUP 1
A ...................  $100,000,000     SC/TAC/AD      6.125%     FIX    3133TG P S 2 February 15, 2025    4.0Yrs
AC ..................    20,000,000     SC/TAC/AD      6.25       FIX    3133TG P T 0 February 15, 2025    4.0
AG ..................    11,750,000     SC/TAC/AD      6.5        FIX    3133TG P U 7 February 15, 2025    4.0
AI ..................     6,538,461   SC/NTL(TAC/AD)   6.5      FIX/IO   3133TG P V 5 February 15, 2025     --
J ...................     1,829,837       SC/SUP       6.5        FIX    3133TG Q 8 5 February 15, 2025    3.7
PA ..................     8,830,000       SC/PAC       6.5        FIX    3133TG Q A 0 February 15, 2025    1.1
PB ..................   127,165,000       SC/PAC       5.7        FIX    3133TG Q B 8 February 15, 2025    3.6
PC ..................    40,618,000       SC/PAC       5.9        FIX    3133TG Q C 6 February 15, 2025    6.8
PI ..................    19,400,430    SC/NTL(PAC)     6.5      FIX/IO   3133TG Q G 7 February 15, 2025     --
Z ...................    15,000,000       SC/SUP       6.5       FIX/Z   3133TG R 7 6 February 15, 2025    0.8
GROUP 2
B ...................   100,000,000       SCH/AD       6.0        FIX    3133TG P W 3 November 15, 2028    3.6
CA ..................     2,500,000        SUP         6.5        FIX    3133TG P X 1 November 15, 2028   19.4
CB ..................       834,000        SUP         0.0        PO     3133TG P Y 9 November 15, 2028   19.4
FC ..................    17,712,000        SUP         (5)      FLT/DLY  3133TG Q 3 6 November 15, 2028   19.4
FE ..................    13,893,000        SUP         (5)      FLT/DLY  3133TG Q 5 1 November 15, 2028   19.4
PE ..................    69,165,000        PAC         5.5        FIX    3133TG Q E 2   August 15, 2018    3.6
PH ..................   103,260,000        PAC         6.0        FIX    3133TG Q F 9  October 15, 2027   11.0
PJ ..................    28,554,000        PAC         6.0        FIX    3133TG Q H 5 November 15, 2028   20.0
PK ..................    10,915,625      NTL(PAC)      6.0      FIX/IO   3133TG Q J 1 December 15, 2019     --
PL ..................    41,215,000        PAC         5.25       FIX    3133TG Q K 8 December 15, 2019    3.9
PM ..................    48,811,000        PAC         6.0        FIX    3133TG Q L 6   August 15, 2022    6.8
SC ..................     7,380,000        SUP         (5)      INV/DLY  3133TG Q Z 5 November 15, 2028   19.4
SE ..................     4,631,000        SUP         (5)      INV/DLY  3133TG R 3 5 November 15, 2028   19.4
UU...................     7,500,000      SUP/RTL       6.5        FIX    3133TG R 6 8 November 15, 2028   19.4
ZB ..................     9,090,000        TAC         6.0%      FIX/Z   3133TG R 8 4 November 15, 2028    1.1Yrs

                         ORIGINAL                                                                      WEIGHTED
      CLASS OF          PRINCIPAL      PRINCIPAL OR    CLASS    INTEREST   CUSIP      FINAL PAYMENT    AVERAGE
 REMIC CERTIFICATES     AMOUNT(1)     OTHER TYPE(2)    COUPON   TYPE(2)   NUMBER         DATE(3)       LIFE(4)
----------------------------------------------------------------------------------------------------------------
GROUP 3
F ...................  $100,457,000        PAC         (5)        FLT    3133TG Q 2 8  October 15, 2028    3.5
FD ..................   147,951,000        SUP         (5)        FLT    3133TG Q 4 4 November 15, 2028    1.7
PD ..................     1,592,000        PAC         8.0        FIX    3133TG Q D 4 November 15, 2028   13.1
SB ..................   100,457,000      NTL(PAC)      (5)      INV/IO   3133TG Q Y 8  October 15, 2028     --
SD ..................   147,951,000      NTL(SUP)      (5)      INV/IO   3133TG R 2 7 November 15, 2028     --
ST ..................   100,457,000      NTL(PAC)      (5)      INV/IO   3133TG R 5 0  October 15, 2028     --
GROUP 4
D ...................    29,750,000       SCH/AD       6.0        FIX    3133TG P Z 6 November 15, 2028    4.0
FK ..................    23,064,000        SUP         (5)      FLT/DLY  3133TG Q 6 9 November 15, 2028   20.4
G ...................    39,836,000       SCH/AD       6.0        FIX    3133TG Q 7 7 November 15, 2028    5.0
PN ..................    24,501,000        PAC         6.0        FIX    3133TGQM4    August 15, 2022     7.0
PR ..................    80,000,000        PAC         5.5        FIX    3133TG Q N 2 December 15, 2019    3.9
                                                       6.0                              September 15,
PV ..................     6,580,000       PAC/AD                  FIX    3133TG Q Q 5              2009    6.0
PW ..................     4,984,000       PAC/AD       6.0        FIX    3133TG Q R 3 November 15, 2014   13.5
PX ..................    68,758,000        PAC         6.0        FIX    3133TG Q S 1  October 15, 2027   11.0
PY ..................     6,666,666      NTL(PAC)      6.0      FIX/IO   3133TG Q T 9 December 15, 2019     --
PZ ..................     7,240,000        PAC         6.0       FIX/Z   3133TG Q U 6 November 15, 2028   20.0
SK ..................     7,688,000        SUP         (5)      INV/DLY  3133TG R 4 3 November 15, 2028   20.4
ZD ..................     7,599,000      CPT/TAC       6.0       FIX/Z   3133TG R 9 2 November 15, 2028    1.2
RESIDUAL
R ...................             0        NPR         0.0        NPR    3133TG Q V 4 November 15, 2028     --
RS ..................             0        NPR         0.0        NPR    3133TGQW2  November 15, 2028      --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 215% PSA for the Group 1 Classes, 166% PSA for the Group 2 Classes, 550% PSA for the Group 3 Classes and 165% PSA for the Group 4 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                                LEHMAN BROTHERS
              OFFERING CIRCULAR SUPPLEMENT DATED OCTOBER 20, 1998
                                                                          (LOGO)

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Certificates and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with an exchange involving Combination 1 will equal 2/32 of 1% of the outstanding notional principal amount of the Securities submitted for exchange (but not less than $5,000 or more than $60,000). The fee payable to Freddie Mac in connection with an exchange involving Combination 2 or 3 will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The CB Class will be a Principal Only Class and will not bear interest

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                  CLASS COUPON SUBJECT TO
                                                                ---------------------------
        CLASS          INITIAL RATE(1)      CLASS COUPON(2)     MINIMUM RATE   MAXIMUM RATE
        -----          ---------------   ---------------------  ------------   ------------
REMIC CERTIFICATES
F....................      5.55%         LIBOR + 0.35%              0.35%          8.0%
FC(3)................      5.9687        LIBOR + 0.75%              0.75           8.5
FD...................      5.7           LIBOR + 0.50%              0.50           8.0
FE(3)................      6.1187        LIBOR + 0.90%              0.90           8.0
FK(3)................      6.1187        LIBOR + 0.90%              0.90           8.0
SB...................      2.3           7.5% - LIBOR               0              7.5
SC(3)................      6.07512       18.6% - (LIBOR X 2.4)      0             18.6
SD...................      2.3           7.5% - LIBOR               0              7.5
SE(3)................      5.6439        21.3% - (LIBOR X 3)        0             21.3
SK(3)................      5.6439        21.3% - (LIBOR X 3)        0             21.3
ST...................      0.15          7.65% - LIBOR              0              0.15
MACR CLASS
S....................      2.3%          7.5% - LIBOR              0%              7.5%

     -------------------------
     (1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
     (2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
     (3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT      REDUCES PROPORTIONATELY WITH
-----  -----------------   ---------------------------------
REMIC CERTIFICATES

AI                   (    $  5,769,231      A (TAC/Accretion Directed Class)
                     (         769,230      AC (TAC/Accretion Directed Class)
                     (    ------------
                     (    $  6,538,461
                          ============

PI                   (    $ 15,651,077      PB (PAC Class)
                     (       3,749,353      PC (PAC Class)
                     (    ------------
                     (    $ 19,400,430
                          ============

PK                   (    $  5,763,750      PE (PAC Class)
                     (       5,151,875      PL (PAC Class)
                     (    ------------
                     (    $ 10,915,625
                          ============

PY                        $  6,666,666      PR (PAC Class)
SB                        $100,457,000      F (PAC Class)
SD                        $147,951,000      FD (Support Class)
ST                        $100,457,000      F (PAC Class)

MACR CLASS

S                    (    $100,457,000      F (PAC Class)
                     (     147,951,000      FD (Support Class)
                     (    ------------
                     (    $248,408,000
                          ============

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                  ORIGINAL
DESIGNATION   PRINCIPAL AMOUNT   PRINCIPAL TYPE*
-----------   ----------------   ---------------
 ZD-1           $ 3,554,000              TAC
ZD-2              4,045,000              TAC
                -----------
                $ 7,599,000
                ===========

         ---------------------------------
         * See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

See "Payments -- Principal -- Component Class" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

ACCRETION   (  - The "Z Accrual Amount" for that Payment Date to A, AC and AG, pro
DIRECTED    (    rata, until reduced to their "Aggregate Targeted Balance" for that
AND         (    Payment Date, and then to Z
ACCRUAL     (

               - The "Group 1 Asset Principal Amount" for that Payment Date to the
                 Classes shown below in the following order of priority:

PAC         (    1. Beginning November 15, 1999, to PA, PB and PC, in that order, until
            (       reduced to their Aggregate Targeted Balance for that Payment Date

                 2. Concurrently:

                    (a) 98.7684486422% as follows:

TAC         (           (i) To A, AC and AG, pro rata, until reduced to their Aggregate
            (               Targeted Balance for that Payment Date

SUPPORT     (          (ii) To Z, until retired

TAC         (         (iii) To A, AC and AG, pro rata, until retired

SUPPORT     (       (b) 1.2315513578% to J, until retired

PAC              3. To PA, PB and PC, in that order, until retired

ACCRETION   (  - The "ZB Accrual Amount" for that Payment Date to B, until reduced to
DIRECTED    (    its "Higher Targeted Balance" for that Payment Date, and then to ZB
AND         (
ACCRUAL     (

               - The "Group 2 Asset Principal Amount" for that Payment Date to the
                 Classes shown below in the following order of priority:

            (    1. Beginning September 15, 2000, to the Group 2 PAC Classes, until
            (       reduced to their Aggregate Targeted Balance for that Payment Date,
            (       allocated as follows:
            (
            (       (a) Concurrently:
PAC         (
            (           (i) 65.9591308554% to PE and PM, in that order, while outstanding
            (
            (          (ii) 34.0408691446% to PL and PM, in that order, while outstanding
            (
            (       (b) To PH and PJ, in that order

SCHEDULED   (    2. To B, until reduced to its Higher Targeted Balance for that Payment
            (       Date

TAC         (    3. To ZB, until reduced to its "Targeted Balance" for that Payment Date

SCHEDULED   (    4. To B, until reduced to its "Lower Targeted Balance" for that Payment
            (       Date

SUPPORT     (    5. To CA, CB, FC, FE, SC, SE and UU, pro rata, until retired

TAC         (    6. To ZB, until retired

SCHEDULED   (    7. To B, until retired

PAC         (    8. To the Group 2 PAC Classes as described in step 1 above, but without regard to their Aggregate Targeted Balance, until retired

                  - The "Group 3 Asset Principal Amount" for that Payment Date to the
                    Classes shown below in the following order of priority:

PAC         (       1. To F and PD, in that order, until reduced to their Aggregate
            (          Targeted Balance for that Payment Date

SUPPORT     (       2. To FD, until retired

PAC         (       3. To F and PD, in that order, until retired

ACCRETION   (     - The "PZ Accrual Amount" for that Payment Date to PV and PW, in that
DIRECTED    (       order, until retired, and then to PZ
AND         (
ACCRUAL     (

ACCRETION   (     - The "ZD-1 Accrual Amount" for that Payment Date to D, until reduced to
DIRECTED    (       its Higher Targeted Balance for that Payment Date, and then to ZD-1
AND
ACCRUAL

ACCRETION   (     - The "ZD-2 Accrual Amount" for that Payment Date to G, until reduced to
DIRECTED    (       its Higher Targeted Balance for that Payment Date, and then to ZD-2
AND         (
ACCRUAL     (

                  - The "Group 4 Asset Principal Amount" for that Payment Date to the
                    Classes and Components shown below in the following order of priority:

PAC         (       1. Beginning September 15, 2000, to PR, PN, PX, PV, PW and PZ, in that
            (          order, until reduced to their Aggregate Targeted Balance for that
            (          Payment Date

                    2. Concurrently:

                       (a) 45.2486172490% as follows:

SCHEDULED   (             (i) To D, until reduced to its Higher Targeted Balance for that
            (                 Payment Date

TAC         (            (ii) To ZD-1, until reduced to its Targeted Balance for that Payment
            (                 Date

SCHEDULED   (           (iii) To D, until reduced to its Lower Targeted Balance for that
            (                 Payment Date

SUPPORT     (            (iv) To FK and SK, pro rata, until $15,536,000 has been paid
            (                 pursuant to this clause

TAC         (             (v) To ZD-1, until retired

SCHEDULED   (            (vi) To D, until retired

                       (b) 54.7513827510% as follows:

SCHEDULED   (             (i) To G, until reduced to its Higher Targeted Balance for that
            (                 Payment Date

TAC         (            (ii) To ZD-2, until reduced to its Targeted Balance for that Payment
            (                 Date

SCHEDULED   (           (iii) To G, until reduced to its Lower Targeted Balance for that
            (                 Payment Date

SUPPORT     (            (iv) To FK and SK, pro rata, until $15,216,000 has been paid
            (                 pursuant to this clause

TAC         (            (v) To ZD-2, until retired

SCHEDULED   (            (vi) To G, until retired

PAC         (       3. To PR, PN, PX, PV, PW and PZ, in that order, until retired

     The Aggregate Targeted Balances and Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges or rates:

                     CLASS OR COMPONENT                       STRUCTURING RANGE OR RATE
                     ------------------                       -------------------------
GROUP 1
PAC
  PA, PB and PC.............................................     100% PSA - 250% PSA
TAC
  A, AC and AG..............................................         119% PSA
GROUP 2
PAC
  PE, PH, PJ, PL and PM.....................................     100% PSA - 250% PSA
Scheduled
  B (Higher)................................................         116% PSA
  B (Lower).................................................         166% PSA
TAC
  ZB........................................................         225% PSA
GROUP 3
PAC
  F and PD..................................................     100% PSA - 600% PSA
GROUP 4
PAC
  PN, PR, PV, PW, PX and PZ.................................     100% PSA - 250% PSA
Scheduled
  D (Higher)................................................         112% PSA
  D (Lower).................................................         165% PSA
  G (Higher)................................................         113% PSA
  G (Lower).................................................         164% PSA
TAC
  ZD-1......................................................         225% PSA
  ZD-2......................................................         225% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASS

     The UU Class will be a Retail Class. Investors in the Retail Class will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Class" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   215%   250%   500%
                                 --    ----   ----   ----   ----
A, AC and AG..................   17.5    8.7    4.0    3.0    1.3
J.............................   21.5   10.2    3.7    2.7    1.2
PA............................    1.8    1.1    1.1    1.1    1.1
PB............................   10.5    3.6    3.6    3.6    2.6
PC............................   17.5    6.8    6.8    6.8    3.8
Z.............................   23.9   14.1    0.8    0.6    0.3
Group 1 Asset.................   16.2    6.9    4.0    3.5    2.1

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   166%   250%   500%
                                 --    ----   ----   ----   ----
B.............................   21.3    9.7    3.6    3.2    1.6
CA, CB, FC, FE, SC, SE and
  UU**........................   29.3   25.5   19.4    2.4    1.0
PE............................   10.2    3.6    3.6    3.6    2.7
PH............................   22.2   11.0   11.0   11.0    5.9
PJ............................   25.1   20.0   20.0   20.0   11.0
PL............................   11.1    3.9    3.9    3.9    2.9
PM............................   18.0    6.8    6.8    6.8    3.9
ZB............................   28.0   19.8    1.1    0.6    0.6
Group 2 Assets................   20.8   11.3    8.5    6.4    3.6

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ----------------------------------
                                 0%    100%   550%   600%   1,110%
                                 --    ----   ----   ----   ------
F.............................   14.8    3.5    3.5    3.5    1.7
FD............................   26.6   15.5    1.7    1.3    0.5
PD............................   21.9   13.1   13.1   13.1    5.6
Group 3 Assets................   21.8   10.7    2.5    2.3    1.0

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.
     ** The weighted average lives shown in the table for the Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   165%   250%   500%
                                 --    ----   ----   ----   ----
D.............................   20.2    9.3    4.0    3.3    1.6
FK, K and SK..................   29.4   26.0   20.4    2.2    0.9
G.............................   21.1   10.2    5.0    3.3    1.6
PN............................   18.4    7.0    7.0    7.0    4.0
PR and PT.....................   11.1    3.9    3.9    3.9    2.9
PV............................    6.0    6.0    6.0    6.0    5.7
PW............................   13.5   13.5   13.5   13.5    9.1
PX............................   22.1   11.0   11.0   11.0    5.9
PZ............................   25.1   20.0   20.0   20.0   12.1
ZD............................   28.0   20.5    1.2    0.7    0.7
Group 4 Assets................   20.8   11.3    8.5    6.4    3.6

THE ASSETS

     The Group 1 Asset will have the following characteristics:

                              PRINCIPAL AMOUNT IN
        PERCENTAGE OF CLASS       LOWER-TIER
           IN LOWER-TIER          REMIC POOL        NOVEMBER 1998   CLASS    PRINCIPAL TYPE/      FINAL PAYMENT
CLASS       REMIC POOL        AS OF CLOSING DATE    CLASS FACTOR    COUPON   INTEREST TYPE(1)         DATE
-----   -------------------   -------------------   -------------   ------   ----------------     -------------
2083-A   58.6788487412  %        $325,192,837         0.9746672      6.5%        SEQ/FIX        February 15, 2025

---------------

(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     The Group 2 Assets will consist of $454,545,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $250,000,000 of Freddie Mac 8.0% per annum 30-year PCs.

     The Group 4 Assets will consist of $300,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The assets of this Series will also include a non-interest bearing cash deposit of $999.99 to be used for principal payments on the Retail Class as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement and Exhibit I to this Supplement.

MORTGAGE CHARACTERISTICS (AS OF NOVEMBER 1, 1998)

     GROUP 1 -- MORTGAGE CHARACTERISTICS

WEIGHTED AVERAGE
 REMAINING TERM    WEIGHTED AVERAGE   WEIGHTED AVERAGE      PER ANNUM
  TO MATURITY          LOAN AGE          PER ANNUM       INTEREST RATE OF
  (IN MONTHS)        (IN MONTHS)       INTEREST RATE       RELATED PCS
----------------   ----------------   ----------------   ----------------
      352                 6                7.172%              6.5%

     GROUP 2, GROUP 3 AND GROUP 4 -- ASSUMED MORTGAGE CHARACTERISTICS

                            REMAINING TERM                                   PER ANNUM
ASSET                        TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
GROUP   PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----   -----------------   --------------   -----------   -------------   --------------
  2       $454,545,000           357              3            6.75%            6.0%
  3        250,000,000           335             22            8.5              8.0
  4        300,000,000           357              3            6.75             6.0

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

  EXHIBIT II -- SERIES 2095 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,241,500,000
FREDDIE MAC                                                   (FREDDIE MAC LOGO)
MULTICLASS REMIC CERTIFICATES AND MODIFIABLE AND
COMBINABLE REMIC CERTIFICATES, SERIES 2095

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Class shown on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     One Group of Freddie Mac 6.0% PCs (Gold PCs and Gold Giant
                         PCs), one Group of Freddie Mac 6.5% Stripped Giant PCs and
                         one Group of Freddie Mac 6.5% PCs and 6.25% Stripped Giant
                         PCs
Payment Dates:         Monthly, beginning December 15, 1998
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Credit Suisse First Boston Corporation (the
                         "Underwriter")
Closing Date:          November 30, 1998

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ORIGINAL                                                                        WEIGHTED
                        PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
        CLASS           AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
        -----           ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
A ...................  $232,266,000      SCH/AD       6.0%      FIX      3133TG V Y 2 September 15, 2026    4.5Yrs
F ...................    24,655,764      TAC/AD      (5)        FLT      3133TG W 4 7  November 15, 2026    6.5
FA ..................    18,000,000      SUP/AD      (5)        FLT      3133TG W 5 4 September 15, 2026    4.2
FM...................     2,025,000      SUP/AD      (5)      FLT/DLY    3133TG W 6 2  November 15, 2026   14.6
J ...................     1,992,888      SUP/AD       6.75      FIX      3133TG W 8 8  November 15, 2026   14.6
PA ..................    68,444,000        PAC        5.5       FIX      3133TG W 9 6   January 15, 2010    2.5
PB ..................    46,764,000        PAC        5.5       FIX      3133TG W A 3   October 15, 2013    3.5
PD ..................   187,504,000        PAC        6.0       FIX      3133TG W B 1    August 15, 2027   10.9
PG ..................    83,844,000        PAC        6.0       FIX      3133TG W D 7       May 15, 2019    4.9
PI ..................     9,600,666     NTL(PAC)      6.0      FIX/IO    3133TG W E 5   October 15, 2013     --
PK ..................     6,461,000        PAC        6.0       FIX      3133TG W F 2 September 15, 2015    4.2
PL ..................    48,827,000        PAC        6.0       FIX      3133TG W G 0 September 15, 2020    6.0
PM...................    59,631,000        PAC        6.0       FIX      3133TG W H 8   October 15, 2022    7.4
PO ..................     3,549,112      SUP/AD       0.0        PO      3133TG W J 4  November 15, 2026    5.8
PZ ..................    26,593,000        PAC        6.0      FIX/Z     3133TG W K 1  November 15, 2028   19.4
S ...................    10,273,236      TAC/AD      (5)        INV      3133TG W N 5  November 15, 2026    6.5
SA ..................     2,100,000      SUP/AD      (5)        INV      3133TG W P 0 September 15, 2026    4.2
SB ..................       857,142      SUP/AD      (5)        INV      3133TG W Q 8 September 15, 2026    4.2
SC ..................     3,042,858      SUP/AD      (5)        INV      3133TG W R 6 September 15, 2026    4.2

                         ORIGINAL                                                                        WEIGHTED
                        PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
        CLASS           AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
        -----           ---------     -------------  ------   --------    ------      -------------      --------
SM...................  $    375,000      SUP/AD      (5)      INV/DLY    3133TG W S 4  November 15, 2026   14.6Yrs
VA ..................    10,364,000        AD         6.0%      FIX      3133TGWW5        May 15, 2004      2.9
VB ..................    28,631,000        AD         6.0       FIX      3133TG W X 3  December 15, 2013   10.7
Z ...................     5,000,000        SUP        6.0      FIX/Z     3133TG W Y 1  November 15, 2026    1.0
ZA ..................    28,800,000        SUP        6.0      FIX/Z     3133TG W Z 8  November 15, 2028   21.0
GROUP 2
G ...................    89,789,000     PAC II/AD     6.5       FIX      3133TG W 7 0  November 15, 2028    2.8
TA ..................    62,421,000       PAC I       5.5       FIX      3133TG W T 2  November 15, 2024    3.7
TB ..................    31,978,000       PAC I       6.5       FIX      3133TG W U 9  November 15, 2028    9.0
TI ..................     8,917,285    NTL(PAC I)     7.0      FIX/IO    3133TG W V 7  November 15, 2024     --
ZC ..................    10,812,000        SUP        6.5      FIX/Z     3133TG X 2 0       May 15, 2024    0.9
ZD ..................    10,000,000        SUP        6.5      FIX/Z     3133TG X 3 8     April 15, 2027    5.7
ZE ..................     5,000,000        SUP        6.5      FIX/Z     3133TG X 4 6  November 15, 2028   17.1
GROUP 3
CA ..................   100,000,000        SEQ        6.25      FIX      3133TG V Z 9  February 15, 2026    4.1
CB ..................    31,500,000        SEQ        6.25      FIX      3133TG W 2 1  November 15, 2028   15.3
CI ..................     2,326,923      NTL(PT)      6.5      FIX/IO    3133TG W 3 9  November 15, 2028     --
RESIDUAL
R ...................             0        NPR        0.0       NPR      3133TG W L 9  November 15, 2028     --
RS ..................             0        NPR        0.0       NPR      3133TG W M 7  November 15, 2028     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which the PI and TI Classes will reduce is indicated in parentheses. The CI Class will reduce with certain of the Group 3 Assets.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 175% PSA for the Group 1 Classes, 300% PSA for the Group 2 Classes and 210% PSA for the Group 3 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ----------------------------

                             CREDIT SUISSE FIRST BOSTON
                OFFERING CIRCULAR SUPPLEMENT DATED OCTOBER 20, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of a Class (the "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Class and the "Combination" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The PO Class will be a Principal Only Class and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                                    CLASS COUPON SUBJECT TO
                                                                                  ---------------------------
           CLASS              INITIAL RATE(1)           CLASS COUPON(2)           MINIMUM RATE   MAXIMUM RATE
           -----              ---------------   --------------------------------  ------------   ------------
F...........................      5.975%        LIBOR + 0.60%                        0.60%         8.5%
FA..........................      5.7           LIBOR + 0.45%                        0.45          9.0
FM(3).......................      6.1697        LIBOR + 0.95%                        0.95          8.0
S...........................      6.060         18.96% - (LIBOR X 2.4)               0            18.96
SA..........................      9.0           73.285714% - (LIBOR X 8.5714286)     0             9.0
SB..........................     10.5           157.5% - (LIBOR X 21)                0            10.5
SC..........................     10.3521        41.408439% - (LIBOR X 5.9154913)     0            41.408439
SM(3).......................      9.88362       38.07% - (LIBOR X 5.4)               0            38.07

---------------

(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                ORIGINAL NOTIONAL
    CLASS       PRINCIPAL AMOUNT          REDUCES PROPORTIONATELY WITH
    -----       -----------------   -----------------------------------------
CI                 $2,326,923       Group 3 Assets that are 6.5% PCs
PI                 $9,600,666       PA and PB, in the aggregate (PAC Classes)
TI                 $8,917,285       TA (Type I PAC Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

ACCRETION    (    - The "PZ Accrual Amount" for that Payment Date to VA and VB, in that
DIRECTED     (      order, until retired, and then to PZ
AND          (
ACCRUAL      (    - The "Z Accrual Amount" for that Payment Date to F and S, pro rata,
             (      until reduced to their "Targeted Balances" for that Payment Date, and
             (      then to Z

                  - The "ZA Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

             (      1. To A, until reduced to its Targeted Balance for that Payment Date
             (
             (      2. Concurrently:
             (
             (         (a) 55.5564831434% as follows:
             (
             (             (i) To F and S, pro rata, until reduced to their Targeted Balances
ACCRETION    (                 for that Payment Date
DIRECTED     (
             (            (ii) To Z, until retired
             (
             (           (iii) To F and S, pro rata, until retired
             (
             (         (b) 4.9381697764% to PO, until retired
             (
             (         (c) 39.5053470802% as follows:
             (
             (             (i) To FA, SA, SB and SC, pro rata, until retired
             (
             (            (ii) To FM, J and SM, pro rata, until retired
             (
             (      3. To A, until retired

ACCRUAL      (      4. To ZA

                  - The "Group 1 Asset Principal Amount" for that Payment Date to the
                    Classes shown below in the following order of priority:

             (      1. Beginning November 15, 2000, to the PAC Classes, until reduced to
             (         their Targeted Balances for that Payment Date, allocated as follows:
             (
             (         (a) To PA and PB, in that order
PAC          (
             (         (b) Concurrently, 79.1600970571% to PG and 20.8399029429% to PK and
             (             PL, in that order, while PG is outstanding
             (
             (         (c) To PL and PM, in that order
             (
             (         (d) To PD and PZ, in that order

SCHEDULED    (      2. To A, until reduced to its Targeted Balance for that Payment Date

                    3. Concurrently:

                       (a) 55.5564831434% as follows:

TAC          (             (i) To F and S, pro rata, until reduced to their Targeted Balances
             (                 for that Payment Date

SUPPORT      (            (ii) To Z, until retired

TAC          (           (iii) To F and S, pro rata, until retired

            (       (b) 4.9381697764% to PO, until retired
            (
            (       (c) 39.5053470802% as follows:
SUPPORT     (
            (          (i) To FA, SA, SB and SC, pro rata, until retired
            (
            (         (ii) To FM, J and SM, pro rata, until retired

SCHEDULED   (    4. To A, until retired

SUPPORT     (    5. To ZA, until retired

PAC AND     (    6. To the PAC Classes as described in step 1 above, but without regard
ACCRETION   (       to their Targeted Balances, until PD is retired
DIRECTED    (
            (    7. To VA, VB and PZ, in that order, until retired

              - The "ZC/ZD/ZE Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

ACCRETION   (    1. To G, until reduced to its Targeted Balance for that Payment Date
DIRECTED    (

ACCRUAL     (    2. To ZC and ZD, in that order, until retired
            (
            (    3. To ZE

               - The "Group 2 Asset Principal Amount" for that Payment Date to the
                 Classes shown below in the following order of priority:

TYPE I      (    1. Beginning March 15, 2000, to TA and TB, in that order, until reduced
PAC         (       to their Targeted Balances for that Payment Date

TYPE II     (    2. To G, until reduced to its Targeted Balance for that Payment Date
PAC         (

SUPPORT     (    3. To ZC, ZD and ZE, in that order, until retired

TYPE II     (    4. To G, until retired
PAC         (

TYPE I      (    5. To TA and TB, in that order, until retired
PAC         (

SEQUENTIAL  (  - The "Group 3 Asset Principal Amount" for that Payment Date to CA and
PAY         (    CB, in that order, until retired

     The Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges and rate:

                           CLASS                              STRUCTURING RANGE OR RATE
                           -----                              -------------------------
GROUP 1
  PAC
     PA, PB, PD, PG, PK, PL, PM and PZ......................     100% PSA - 250% PSA
  Scheduled
     A......................................................     145% PSA - 175% PSA
  TAC
     F and S................................................         150% PSA
GROUP 2
  Type I PAC
     TA and TB..............................................     100% PSA - 400% PSA
  Type II PAC
     G......................................................     255% PSA - 330% PSA

     MACR CLASS

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, the net reduction in the aggregate principal amount of the applicable Classes of REMIC Certificates will be allocated to the MACR Class.

     See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   175%   250%   500%
                                 --    ----   ----   ----   ----
A.............................   20.1    9.7    4.5    2.5    1.5
F and S.......................   21.3   16.9    6.5    1.6    0.7
FA, SA, SB and SC.............   27.4   19.8    4.2    1.3    0.6
FM, J and SM..................   27.9   21.5   14.6    2.3    1.1
PA............................    5.6    2.5    2.5    2.5    2.4
PB............................   10.2    3.5    3.5    3.5    2.7
PD............................   22.0   10.9   10.9   10.9    5.9
PE............................   24.9   19.4   19.4   19.4   10.7
PG............................   14.2    4.9    4.9    4.9    3.2
PK............................   12.5    4.2    4.2    4.2    3.0
PL............................   16.4    6.0    6.0    6.0    3.6
PM............................   18.7    7.4    7.4    7.4    4.2
PO............................   27.5   20.0    5.8    1.5    0.7
PZ............................   24.9   19.4   19.4   19.4   11.6
VA............................    2.9    2.9    2.9    2.9    2.9
VB............................   10.7   10.7   10.7   10.7    8.2
Z.............................   27.7   21.0    1.0    0.4    0.2
ZA............................   29.0   25.6   21.0    6.4    2.3
Group 1 Assets................   20.8   11.3    8.2    6.4    3.6

     --------------------

     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   300%   400%   600%
                                 --    ----   ----   ----   ----
G.............................   13.9    7.6    2.8    2.2    1.0
TA............................   12.3    3.7    3.7    3.7    2.7
TB............................   20.7    9.0    9.0    9.0    6.3
ZC............................   24.1   15.5    0.9    0.3    0.1
ZD............................   27.0   19.5    5.7    0.9    0.4
ZE............................   29.2   24.6   17.1    1.5    0.5
Group 2 Assets................   21.3   10.3    4.7    3.5    2.2

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   210%   350%   500%
                                 --    ----   ----   ----   ----
CA............................   18.6    7.3    4.1    2.7    1.9
CB............................   28.7   22.2   15.3   10.0    7.0
Group 3 Assets................   21.0   10.9    6.8    4.4    3.2

THE ASSETS

     The Group 1 Assets will consist of $900,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $210,000,000 of Freddie Mac Stripped Giant Mortgage Participation Certificates ("Stripped Giant PCs") with a weighted average interest rate of 6.5% at all times, backed by Freddie Mac 7.0% PCs. Of such Stripped Giant PCs, approximately $70,000,000 will be from Freddie Mac's Gold MACS (Modifiable And Combinable Securities), Series 177 ("Series 177"), or will be equivalent Stripped Giant PCs from another Series, and approximately $140,000,000 will be from Freddie Mac's Gold MACS, Series 183 ("Series 183"), or will be equivalent Stripped Giant PCs from another Series. In any event, the Stripped Giant PCs will total $210,000,000.

     The Group 3 Assets will consist of $60,500,000 of Freddie Mac 6.5% per annum 30-year PCs and $71,000,000 of Stripped Giant PCs, with a weighted average interest rate of 6.25% at all times, backed by Freddie Mac 6.5% PCs. Such Stripped Giant PCs will be issued as part of Freddie Mac's Gold MACS, Series 192 ("Series 192"), or will be equivalent Stripped Giant PCs from another Series.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF NOVEMBER 1, 1998)

                             REMAINING TERM                                   PER ANNUM
               PRINCIPAL      TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP     BALANCE       (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------   ------------   --------------   -----------   -------------   --------------
     1        $900,000,000        357              3            6.82%            6.0%

     2   (    $ 70,000,000        321             31            7.544           7.0*
         (     140,000,000        332             21            7.638           7.0*
         (    ------------
         (    $210,000,000
              ============

     3   (    $ 60,500,000        345             11            7.237            6.5
         (      71,000,000        345             11            7.237          6.5**
         (    ------------
         (    $131,500,000
              ============

     -----------------------
      * The Stripped Giant PCs constituting the Group 2 Assets have a weighted average interest rate of 6.5%.
     ** The Stripped Giant PCs included in the Group 3 Assets have a weighted average interest rate of 6.25%.

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

EXHIBIT III -- SERIES 2116 OFFERING CIRCULAR SUPPLEMENT COVER PAGE, TERMS SHEET
                                 AND MACR TABLE
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$2,818,500,000
FREDDIE MAC                                                   (FREDDIE MAC LOGO)
MULTICLASS REMIC CERTIFICATES AND MODIFIABLE AND
COMBINABLE REMIC CERTIFICATES, SERIES 2116

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     One Group of Freddie Mac 6.0% PCs (Gold PCs and Gold Giant
                         PCs), one Group of Freddie Mac 7.0% PCs and/or Freddie Mac
                         7.0% Stripped Giant PCs and one Group of Freddie Mac 6.5%
                         PCs
Payment Dates:         Monthly, beginning in February 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Credit Suisse First Boston Corporation (the
                         "Underwriter")
Closing Date:          January 29, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF            ORIGINAL                                                                         WEIGHTED
        REMIC            PRINCIPAL      PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES         AMOUNT(1)      OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------         ---------      -------------  ------   --------    ------      -------------      --------
GROUP 1
A ...................  $1,162,362,000        SEQ        5.75%     FIX      3133TH S V 0     April 15, 2023    3.9Yrs
AI ..................      48,431,750     NTL(SEQ)      6.0     FIX/IO     3133TH S W 8     April 15, 2023     --
B ...................     212,190,000        SEQ        6.0       FIX      3133TH S X 6   January 15, 2025    9.2
D ...................     207,650,000        SEQ        6.0       FIX      3133TH S Y 4      July 15, 2026   11.8
VA ..................     132,000,000      AD/SEQ       6.0       FIX      3133TH T F 4   January 15, 2009    5.5
VB ..................      74,000,000      AD/SEQ       6.0       FIX      3133TH T G 2   October 15, 2012   11.9
VC ..................      49,798,000      AD/SEQ       6.0       FIX      3133TH T H 0  November 15, 2014   13.8
Z ...................      12,000,000        SEQ        6.0      FIX/Z     3133TH T L 1     March 15, 2016   14.3
ZA ..................     150,000,000        SEQ        6.0      FIX/Z     3133THTM9    January 15, 2029     19.9
GROUP 2
G ...................     183,000,000      SCH/AD       6.25      FIX      3133TH S Z 1   January 15, 2029    3.9
GA ..................      64,421,000      SCH/AD       6.15      FIX      3133TH T 2 3   January 15, 2029    3.9
GI ..................         920,300    NTL(SCH/AD)    7.0     FIX/IO     3133TH Z R 1   January 15, 2029     --
IO ..................      68,625,000      NTL(PT)      7.0     FIX/IO     3133TH T 3 1   January 15, 2029     --
MA...................     105,706,000        PAC        5.5       FIX      3133TH T 8 0       May 15, 2019    2.9
MB ..................      60,305,000        PAC        5.5       FIX      3133TH T 9 8      June 15, 2023    5.1
TB ..................     132,878,000        PAC        6.25      FIX      3133TH T D 9   January 15, 2029    8.8Yrs

      CLASS OF            ORIGINAL                                                                         WEIGHTED
        REMIC            PRINCIPAL      PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES         AMOUNT(1)      OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------         ---------      -------------  ------   --------    ------      -------------      --------
TI ..................  $   17,786,892     NTL(PAC)      7.0%    FIX/IO     3133TH T E 7      June 15, 2023     --
ZB ..................      23,590,000        SUP        6.25     FIX/Z     3133TH T N 7 September 15, 2022    0.9
ZC ..................      23,000,000        SCH        6.25     FIX/Z     3133TH T P 2   January 15, 2029    3.4
ZD ..................      24,600,000        SUP        6.25     FIX/Z     3133TH T Q 0   January 15, 2029   18.0
ZF ..................      23,000,000        SCH        6.25     FIX/Z     3133TH T R 8   January 15, 2029    3.4
GROUP 3
J ...................     125,000,000        SEQ        6.0       FIX      3133TH T 4 9      June 15, 2025    4.4
JI ..................       9,615,384     NTL(SEQ)      6.5     FIX/IO     3133TH T 5 6      June 15, 2025     --
K ...................      17,400,000        SEQ        6.5       FIX      3133TH T 6 4   October 15, 2026   10.7
VD ..................       6,810,000      AD/SEQ       6.5       FIX      3133TH T J 6      June 15, 2005    3.4
VE ..................      15,440,000      AD/SEQ       6.5       FIX      3133TH T K 3     March 15, 2014   10.7
ZG ..................      13,350,000        SEQ        6.5      FIX/Z     3133TH T S 6   January 15, 2029   18.2
RESIDUAL
R ...................               0        NPR        0.0       NPR      3133TH T A 5   January 15, 2029     --
RS ..................               0        NPR        0.0       NPR      3133TH T B 3   January 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class (other than the IO Class) will reduce is indicated in parentheses. The IO Class will reduce with the Group 2 Assets.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 165% PSA for the Group 1 Classes, 290% PSA for the Group 2 Classes and 200% PSA for the Group 3 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.

                            ------------------------

                           CREDIT SUISSE FIRST BOSTON
              OFFERING CIRCULAR SUPPLEMENT DATED DECEMBER 10, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                ORIGINAL NOTIONAL
    CLASS       PRINCIPAL AMOUNT          REDUCES PROPORTIONATELY WITH
    -----       -----------------   -----------------------------------------
AI                 $48,431,750      A (Sequential Pay Class)
GI                 $   920,300      GA (Scheduled/Accretion Directed Class)
IO                 $68,625,000      Group 2 Assets
JI                 $ 9,615,384      J (Sequential Pay Class)
TI                 $17,786,892      MA and MB, in the aggregate (PAC Classes)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

ACCRETION    (  - The "Z Accrual Amount" for that Payment Date to VA, VB and VC, in that
DIRECTED     (    order, until retired, and then to Z
AND ACCRUAL  (  - The "ZA Accrual Amount" for that Payment Date to VA, VB, VC and Z, in
             (    that order, until retired, and then to ZA

SEQUENTIAL   (  - The "Group 1 Asset Principal Amount" for that Payment Date to A, B, D,
PAY          (    VC, VA, VB, Z and ZA, in that order, until retired

                 - The "ZB Accrual Amount," "ZC Accrual Amount," "ZD Accrual Amount" and
                   "ZF Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

              (    1. To G and GA, pro rata, until reduced to their "Targeted Balances"
ACCRETION     (       for that Payment Date
DIRECTED      (    2. To ZB, until retired
AND ACCRUAL   (    3. To ZC and ZF, pro rata, until retired
              (    4. To ZD

                 - The "Group 2 Asset Principal Amount" for that Payment Date to the
                   Classes shown below in the following order of priority:

PAC           (    1. Beginning September 15, 2000, to MA, MB and TB, in that order, until reduced to their Targeted Balances for that Payment Date

SCHEDULED     (    2. To G and GA, pro rata, until reduced to their Targeted Balances for
              (       that Payment Date

SUPPORT       (    3. To ZB, until retired

SCHEDULED     (    4. To ZC and ZF, pro rata, until reduced to their Targeted Balances for
              (       that Payment Date

SUPPORT       (    5. To ZD, until retired

              (    6. To ZC and ZF, pro rata, until retired
SCHEDULED     (
              (    7. To G and GA, pro rata, until retired

PAC           (    8. To MA, MB and TB, in that order, until retired

ACCRETION     (  - The "ZG Accrual Amount" for that Payment Date to VD and VE, in that
DIRECTED      (    order, until retired, and then to ZG
AND ACCRUAL   (

SEQUENTIAL    (  - The "Group 3 Asset Principal Amount" for that Payment Date to J, K,
PAY           (    VD, VE and ZG, in that order, until retired

     The Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                           CLASS                               STRUCTURING RANGE
                           -----                               -----------------
PAC Classes.................................................  100% PSA - 400% PSA
G and GA....................................................  230% PSA - 290% PSA
ZC and ZF...................................................           *

     -------------------------
     * The ZC and ZF Classes were not structured at any constant percentage of PSA and do not adhere to their schedules at any constant percentage of PSA. See "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- PAC and Scheduled Classes" in this Supplement.

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments (or, in the case of Combination 2, the net reduction in the aggregate principal amount) will be allocated from the applicable Classes of REMIC Certificates to the related MACR Class.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   165%   300%   500%
                                 --    ----   ----   ----   ----
A.............................   16.0    5.6    3.9    2.6    1.8
B.............................   25.1   13.1    9.2    5.6    3.7
D.............................   26.8   16.5   11.8    7.2    4.6
VA............................    5.5    5.5    5.5    5.4    4.4
VB............................   11.9   11.9   11.9    9.4    6.3
VC............................   14.8   14.8   13.8    8.5    5.3
Z.............................   16.5   16.5   14.3   10.0    6.7
ZA............................   28.8   23.4   19.9   14.3    9.5
Group 1 Assets................   20.8   11.2    8.5    5.5    3.6

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   290%   400%   600%
                                 --    ----   ----   ----   ----
G and GA......................   12.0    7.8    3.9    3.3    1.8
MA............................    9.1    2.9    2.9    2.9    2.7
MB............................   16.0    5.1    5.1    5.1    3.9
TA............................   11.6    3.7    3.7    3.7    3.2
TB............................   20.5    8.8    8.8    8.8    6.5
ZB............................   22.4   14.7    0.9    0.5    0.3
ZC and ZF.....................   25.7   18.4    3.4    1.4    0.9
ZD............................   28.9   25.2   18.0    2.3    1.3
Group 2 Assets................   21.3   11.4    5.6    4.3    3.0

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   200%   350%   500%
                                 --    ----   ----   ----   ----
J.............................   18.0    7.1    4.4    2.9    2.3
K.............................   27.1   17.2   10.7    6.7    4.9
L.............................   28.9   23.9   17.4   11.3    8.1
VD............................    3.4    3.4    3.4    3.4    3.3
VE............................   11.2   11.2   10.7    8.1    6.2
ZG............................   28.9   23.9   18.2   12.8    9.5
Group 3 Assets................   21.0   11.5    7.6    5.0    3.7

     --------------------

     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

THE ASSETS

     The Group 1 Assets will consist of $2,000,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $640,500,000 of (i) Freddie Mac 7.0% per annum 30-year PCs and/or (ii) Freddie Mac 7.0% Stripped Giant Mortgage Participation Certificates ("Stripped Giant PCs"), backed by Freddie Mac 7.0% PCs. Any Stripped Giant PCs will be from Freddie Mac's Gold MACS (Modifiable And Combinable Securities), Series 198 ("Series 198") or a similar Series.

     The Group 3 Assets will consist of $178,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF JANUARY 1, 1999)

                               REMAINING TERM                                   PER ANNUM
                PRINCIPAL       TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP      BALANCE        (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------   --------------   --------------   -----------   -------------   --------------
     1        $2,000,000,000        355              4            6.75%            6.0%
     2           640,500,000        355              5            7.53             7.0
     3           178,000,000        357              2            7.15             6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                                                                      APPENDIX 1

                             AVAILABLE COMBINATIONS

                    REMIC CERTIFICATES                                                MACR CERTIFICATES
-----------------------------------------------------------   -----------------------------------------------------------------
               ORIGINAL PRINCIPAL                             MACR   MAXIMUM ORIGINAL      EXCHANGE      PRINCIPAL OR    CLASS
    CLASS            AMOUNT         EXCHANGE PROPORTIONS(1)   CLASS  PRINCIPAL AMOUNT   PROPORTIONS(1)   OTHER TYPE(2)   COUPON
    -----      ------------------   -----------------------   -----  ----------------   --------------   -------------   ------
COMBINATION 1
MA                $105,706,000         63.6740938853%          TA      $166,011,000          100%          PAC            5.5%
MB                  60,305,000          36.3259061147
COMBINATION 2
VD                $  6,810,000         19.1292134831%          L       $ 35,600,000          100%          SEQ            6.5%
VE                  15,440,000          43.3707865169
ZG                  13,350,000          37.5000000000

                                     MACR CERTIFICATES
-------------  -------------------------------------------------------------
               INTEREST    CUSIP                            WEIGHTED AVERAGE
    CLASS      TYPE(2)    NUMBER    FINAL PAYMENT DATE(3)       LIFE(4)
    -----      --------  ---------  ---------------------   ----------------
COMBINATION 1
MA               FIX     3133THTC1        June 15, 2023            3.7Yrs
MB
COMBINATION 2
VD               FIX     3133THT 7 2    January 15, 2029          17.4Yrs
VE
ZG

---------------

(1) Exchange proportions shown are constant proportions of the original principal amounts of the Classes of REMIC Certificates or MACR Certificates. In accordance with the exchange proportions, REMIC Certificates may be exchanged for MACR Certificates, and vice versa.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 290% PSA for the TA Class and 200% PSA for the L Class. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the MACR Classes may differ significantly from those shown.

  EXHIBIT IV -- SERIES 2078 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,784,841,502
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2078

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Seven Asset Groups, consisting of one Group of Freddie Mac
                         6.5% 15-year PCs (Gold PCs and Gold Giant PCs), two Groups of Freddie Mac 6.5% 30-year PCs, one Group of Freddie Mac
                         Stripped Giant PCs with a weighted average interest rate
                         of 6.592236%, two Groups of Freddie Mac Multiclass PCs and
                         one Group of Freddie Mac 6.25% 30-year PCs backed by
                         Relocation Mortgages
Payment Dates:         Monthly, beginning September 15, 1998
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through PaineWebber Incorporated (the "Underwriter")
Closing Date:          August 28, 1998

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                          WEIGHTED
        REMIC           PRINCIPAL      PRINCIPAL OR   CLASS     INTEREST      CUSIP      FINAL PAYMENT     AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)   COUPON    TYPE(2)      NUMBER         DATE(3)        LIFE(4)
    ------------        ---------     -------------   ------    --------     ------      -------------     --------
GROUP 1
C ...................  $ 89,094,504        SEG        6.5%        FIX       3133TE X 8 2   August 15, 2013    3.5Yrs
CA ..................       357,496      SEG/LIQ      6.5         FIX       3133TE X 9 0  January 15, 2000    0.4
CB ..................     2,000,000        SEG        6.5         FIX       3133TE X A 7   August 15, 2013    4.1
PI ..................    11,021,769      NTL(PAC)     6.5        FIX/IO     3133TE Y B 4     June 15, 2012     --
PJ ..................    71,349,000        PAC        6.0         FIX       3133TE Y C 2  January 15, 2009    3.5
PK ..................    25,613,000        PAC        6.0         FIX       3133TE Y D 0    April 15, 2010    6.0
PL ..................    38,422,000        PAC        6.25        FIX       3133TE Y E 8     June 15, 2012    8.0
PM ..................    34,054,000        PAC        6.5         FIX       3133TE Y F 5   August 15, 2013   11.8
PQ ..................    20,000,000        PAC        6.0         FIX       3133TE Y H 1     July 15, 2007    3.0
PR ..................     7,110,000        PAC        6.0         FIX       3133TE Y J 7  January 15, 2009    4.9
PS ..................    12,000,000        PAC        6.5         FIX       3133TE Y K 4     June 15, 2012    8.0
GROUP 2
D ...................   105,000,000        SEQ        6.5         FIX       3133TE X B 5 February 15, 2025    4.8
DB ..................     5,223,888        SEQ        8.5         FIX       3133TE X C 3 February 15, 2025    4.8
DC ..................    41,791,112        SEQ        6.25        FIX       3133TE X D 1 February 15, 2025    4.8
E ...................    20,000,000        SEQ        6.5         FIX       3133TE X E 9      May 15, 2026   12.1
VA ..................    31,932,053       AD/SEQ      6.5         FIX       3133TE Z 9 8 December 15, 2019   11.4
Z ...................    10,737,361        SEQ        6.5        FIX/Z      3133TE Z A 5   August 15, 2028   20.9
GROUP 3
F ...................    44,176,447      SCH/SEG       (5)        FLT       3133TE X F 6   August 15, 2028    7.4
FI ..................    14,911,232   CPT/PAC II/SEG   (5)      FLT/DLY     3133TE X G 4   August 15, 2028   23.4
FV ..................    18,925,900    CPT/SCH/SEG     (5)      FLT/DLY     3133TEXM1    August 15, 2028     14.7
J ...................    39,303,600    CPT/TAC/SEG    6.5         FIX       3133TE X P 4   August 15, 2028    4.3
L ...................    80,000,000    CPT/TAC/SEG    6.5         FIX       3133TE X Y 5   August 15, 2028    3.9
N ...................    16,500,000      SCH/SEG      6.5         FIX       3133TE X Z 2   August 15, 2028    6.0
NA ..................    35,935,096     TAC/AD/SEG    6.5         FIX       3133TE Y 2 4   August 15, 2028    4.5
PA ..................   157,499,393       PAC I       6.0         FIX       3133TE Y 4 0 December 15, 2018    3.5
PB ..................    77,140,486       PAC I       6.0         FIX       3133TE Y 5 7 November 15, 2021    6.0
PC ..................    84,143,578       PAC I       6.25        FIX       3133TE Y 6 5      May 15, 2024    8.0
PD ..................    68,074,794       PAC I       6.25        FIX       3133TE Y 7 3 December 15, 2026   11.0
PE ..................    85,600,336       PAC I       6.5         FIX       3133TE Y 8 1   August 15, 2028   17.9
PF ..................    18,049,221     NTL(PAC I)    6.5        FIX/IO     3133TE Y 9 9 November 15, 2021     --
PG ..................     5,854,552     NTL(PAC I)    6.5        FIX/IO     3133TE Y A 6 December 15, 2026     --
PT ..................    40,311,000       PAC I       6.5         FIX       3133TE Y L 2 December 15, 2026   11.0
SA ..................     9,121,800      SCH/SEG       (5)        INV       3133TE Y U 2   August 15, 2028    4.6
SB ..................     4,470,953      SCH/SEG       (5)        INV       3133TE Y V 0   August 15, 2028   13.1
SI ..................     3,441,054   CPT/PAC II/SEG   (5)      INV/DLY     3133TEYW8    August 15, 2028     23.4
SV ..................     4,367,515    CPT/SCH/SEG     (5)      INV/DLY     3133TE Z 5 6   August 15, 2028   14.7

      CLASS OF           ORIGINAL                                                                          WEIGHTED
        REMIC           PRINCIPAL      PRINCIPAL OR   CLASS     INTEREST      CUSIP      FINAL PAYMENT     AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)   COUPON    TYPE(2)      NUMBER         DATE(3)        LIFE(4)
    ------------        ---------     -------------   ------    --------     ------      -------------     --------
ZB ..................  $  4,950,000      SUP/SEG      6.5%       FIX/Z      3133TE Z B 3   August 15, 2028   23.0Yrs
ZC ..................     1,800,000      SUP/SEG      6.5        FIX/Z      3133TE Z C 1   August 15, 2028    1.0
ZD ..................     8,951,335      SUP/SEG      6.5        FIX/Z      3133TE Z D 9   August 15, 2028   21.5
ZE ..................     6,754,960      SUP/SEG      6.5        FIX/Z      3133TE Z E 7   August 15, 2028    1.1
ZN ..................       242,493      TAC/SEG      6.5        FIX/Z      3133TE Z J 6   August 15, 2028    0.4
GROUP 4
FY ..................     7,572,856      SCH/SEG       (5)        FLT       3133TE X N 9   August 15, 2028    3.2
P ...................     5,330,849    CPT/TAC/SEG    7.0         FIX       3133TE Y 3 2   August 15, 2028    2.6
Q ...................    58,280,950      SCH/SEG      6.5         FIX       3133TEYM0    August 15, 2028      4.4
QJ ..................     8,667,441      NTL(PAC)     7.0        FIX/IO     3133TE Y N 8   August 15, 2028     --
QK ..................    84,654,000        PAC        6.0         FIX       3133TE Y P 3 February 15, 2021    3.7
QM...................   108,444,000        PAC        6.5         FIX       3133TE Y Q 1      May 15, 2028   10.9
QN ..................     5,795,000        PAC        6.5         FIX       3133TE Y R 9   August 15, 2028   24.3
SY ..................     2,330,110      SCH/SEG       (5)        INV       3133TE Z 7 2   August 15, 2028    3.2
U ...................    10,000,000     TAC/AD/SEG    7.0         FIX       3133TE Z 8 0   August 15, 2028    4.9
ZJ ..................     1,106,802        SUP        7.0        FIX/Z      3133TE Z F 4   August 15, 2028   19.2
ZK ..................     1,475,795      TAC/SEG      7.0        FIX/Z      3133TE Z G 2   August 15, 2028    1.4
ZL ..................       737,885      SCH/SEG      7.0        FIX/Z      3133TE Z H 0   August 15, 2028    1.0
ZO ..................     5,708,701        SUP        6.5        FIX/Z      3133TE Z K 3   August 15, 2028   19.6
ZP ..................     8,563,052      TAC/SEG      6.5        FIX/Z      3133TE Z L 1   August 15, 2028    1.2
GROUP 5
FQ ..................     6,198,165       SC/PT        (5)        FLT       3133TE X L 3 November 15, 2023   12.3
PO ..................     6,051,237       SC/PT       0.0          PO       3133TE Y G 3 November 15, 2023   12.3
SQ ..................     6,198,165     SC/NTL(PT)     (5)       INV/IO     3133TE Z 3 1 November 15, 2023     --
ST ..................    10,406,004     SC/NTL(PT)     (5)       INV/IO     3133TE Z 4 9 November 15, 2023     --
GROUP 6
FJ ..................    18,000,000       SC/SUP       (5)      FLT/DLY     3133TE X H 2     July 15, 2023    8.7
FK ..................    18,558,357       SC/SUP       (5)      FLT/DLY     3133TE X J 8     July 15, 2023   15.8
KC ..................     7,833,934       SC/SUP      0.0          PO       3133TE X T 6     July 15, 2023   12.3
KD ..................    28,893,423       SC/SCH      7.0         FIX       3133TE X U 3     July 15, 2023   15.8
SJ ..................    18,000,000    SC/NTL(SUP)     (5)     INV/IO/DLY   3133TE Y X 6     July 15, 2023     --
SK ..................    18,558,357    SC/NTL(SUP)     (5)     INV/IO/DLY   3133TE Y Y 4     July 15, 2023     --
GROUP 7
BA ..................    73,244,000        SEQ        6.25        FIX       3133TE X 6 6 December 15, 2027    4.5
BD ..................     4,756,000        SEQ        6.25        FIX       3133TE X 7 4   August 15, 2028   16.5
RESIDUAL
R ...................             0        NPR        0.0         NPR       3133TE Y S 7   August 15, 2028     --
RS ..................             0        NPR        0.0         NPR       3133TE Y T 5   August 15, 2028     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class (other than the SQ and ST Classes) will reduce is indicated in parentheses. The SQ Class will reduce with two, and the ST Class will reduce with one, of the Group 5 Assets.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 204% PSA for the Group 1 Classes, 168% PSA for the Group 2 Classes, 166% PSA for the Group 3 Classes, 209% PSA for the Group 4 Classes, 195% PSA for the Group 5 Classes, 210% PSA for the Group 6 Classes and 325% PSA for the Group 7 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ----------------------------

                              PAINEWEBBER INCORPORATED
                                   JULY 14, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for other related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange involving Combination 1, 2, 4, 5 or 6 will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000). The fee payable to Freddie Mac in connection with each exchange involving Combination 3 will equal 2/32 of 1% of the outstanding notional principal amount of the Securities submitted for exchange (but not less than $5,000 or more than $60,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement or Appendix 1 to this Supplement.

     The PO and KC Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

     REMIC CERTIFICATES

                                                                      CLASS COUPON SUBJECT TO
                        INITIAL                                     ---------------------------
        CLASS           RATE(1)            CLASS COUPON(2)          MINIMUM RATE   MAXIMUM RATE
        -----           -------    -------------------------------  ------------   ------------
F....................  6.025%      LIBOR + 0.40%                        0.40%         8.5%
FI(3) and FV(3)......  6.525       LIBOR + 0.90%                        0.90          8.0
FJ(3) and FK(3)......  6.35625     LIBOR + 0.70%                        0.70          8.5
FQ and FY............  6.125       LIBOR + 0.50%                        0.50          8.5
SA and SB............  8.04375     26.325% - (LIBOR X 3.25)             0            26.325
SI(3) and SV(3)......  6.391667    30.766667% - (LIBOR X 4.333333)      0            30.766667
SJ(3) and SK(3)......  2.14375     7.8% - LIBOR                         0             7.8
SQ...................  2.375       8.0% - LIBOR                         0             8.0
ST...................  1.3125      7.0% - LIBOR                         0             7.0
SY...................  7.71875     26.0% - (LIBOR X 3.25)               0            26.0

     MACR CLASSES

                                                                      CLASS COUPON SUBJECT TO
                        INITIAL                                     ---------------------------
        CLASS           RATE(1)            CLASS COUPON(2)          MINIMUM RATE   MAXIMUM RATE
        -----           -------    -------------------------------  ------------   ------------
FL(3)................  6.35625%    LIBOR + 0.70%                        0.70%         8.5%
SL(3)................  2.14375     7.8% - LIBOR                         0             7.8
SM(3)................  6.9671875   25.35% - (LIBOR X 3.25)              0            25.35
SX(3)................  5.8953125   21.45% - (LIBOR X 2.75)              0            21.45

    -----------------------

    (1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
    (2) LIBOR will be determined using the "BBA Method" for the Classes other than the ST Class and using the "LIBO Method" for the ST Class. See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
    (3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT              REDUCES PROPORTIONATELY WITH
-----  -----------------   -------------------------------------------------
REMIC CERTIFICATES
     (    $ 9,544,000      PJ, PK, PQ and PR, in the aggregate (PAC Classes)
     (      1,477,769      PL (PAC Class)
PI   (    -----------
     (    $11,021,769
     (    ===========

PF       $18,049,221      PA and PB, in the aggregate (Type I PAC Classes)
PG       $ 5,854,552      PC and PD, in the aggregate (Type I PAC Classes)
     (   $ 7,162,163      QK (PAC Class)
     (     1,505,278      QM and QN, in the aggregate (PAC Classes)
QJ   (   -----------
     (   $ 8,667,441
     (   ===========

SJ       $18,000,000      FJ (Support Class)
SK       $18,558,357      FK (Support Class)
SQ       $ 6,198,165      Group 5A Assets (1642-FE and 1642-SE Classes)
ST       $10,406,004      Group 5B Assets (1642-SA Class)
MACR CLASSES
KB...    $ 4,127,631      KD (Scheduled Class)
SL       $36,558,357      FJ and FK, in the aggregate
                          (Support Classes)

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                 ORIGINAL
DESIGNATION  PRINCIPAL AMOUNT   PRINCIPAL TYPE*
-----------  ----------------   ---------------
FI-1           $ 4,442,100      PAC II
FI-2            10,469,132      PAC II
               -----------
               $14,911,232
               ===========
FV-1           $14,923,529      SCH/SEG
FV-2             4,002,371      SCH/SEG
               -----------
               $18,925,900
               ===========
J-1            $ 9,372,600      PAC I
J-2             29,931,000      TAC/AD/SEG
               -----------
               $39,303,600
               ===========
L-1            $15,827,884      PAC I
L-2             64,172,116      TAC/AD/SEG
               -----------
               $80,000,000
               ===========
P-1            $ 2,260,879      PAC
P-2              3,069,970      TAC/AD/SEG
               -----------
               $ 5,330,849
               ===========
SI-1           $ 1,025,100      PAC II
SI-2             2,415,954      PAC II
               -----------
               $ 3,441,054
               ===========
SV-1           $ 3,443,891      SCH/SEG
SV-2               923,624      SCH/SEG
               -----------
               $ 4,367,515
               ===========

               ------------------------------

               * See "Description of Securities -- Standard
                 Definitions and Abbreviations for Classes" in the Offering Circular.

See "Payments -- Principal -- Component Classes" in this Supplement.

SEGMENTS

     Certain of the Classes, Components and Segments will be apportioned into "Segments" as follows:

                      ORIGINAL                  RELATED CLASSES,
         PRINCIPAL    PRINCIPAL                    COMPONENTS
SEGMENT    TYPE*       AMOUNT                     AND SEGMENTS
-------  ---------    ---------                 ----------------
Group 1:
   1        PAC      $30,326,000  )  C, CA and CB
   2        SUP      $61,126,000  )

Group 3:
   3       PAC I     $11,731,800  )  F, SA and SB
   4     TAC/AD/SEG  $46,037,400  )

   5       PAC I     $19,811,959  )  N, FV-1, FV-2, SV-1, SV-2 and Segment 11
   6     TAC/AD/SEG  $56,159,045  )

   7        SUP      $31,731,000     J-2 and ZC
   8        SUP      $56,454,600     FI-1, SI-1, ZB and Segment 4
   9        SUP      $70,927,076     L-2 and ZE
  10        SUP      $77,995,466     FI-2, SI-2, ZD and Segment 6
  11      TAC/SEG    $36,177,589     NA and ZN
Group 4:
  12        PAC      $ 9,995,121  )  Q, FY and SY
  13     TAC/AD/SEG  $58,188,795  )

  14       TAC/AD    $66,751,847   ZP and Segment 13
  15       TAC/AD    $15,283,650   P-2, ZK and Segment 16
  16      SCH/SEG    $10,737,885   U and ZL

    -------------------

    * See "Description of Securities -- Standard Definitions and
      Abbreviations for Classes" in the Offering Circular.

Payments on the Segments will be made as provided under "Allocation of Principal" below. See "Payments -- Principal -- Segment Classes, Components and Segments" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

         - The "Group 1 Asset Principal Amount" for that Payment Date to the Classes and Segments shown below in the following order of priority:

            (  1. To the following PAC Classes and Segment, until reduced to
            (     their "Aggregate Targeted Balance" for that Payment Date,
            (     allocated:
            (     (a) To Segment 1, while outstanding
            (     (b) Concurrently (i) 72.4656963812% to PJ and (ii)
PAC         (         27.5343036188% to PQ and PR, in that order, while
            (         outstanding
            (     (c) To PK, while outstanding
            (     (d) To PL and PS, pro rata, while outstanding
            (     (e) To PM, while outstanding

SUPPORT     (  2. To Segment 2, until retired

            (  3. To the PAC Classes and Segment as described in step 1 above,
PAC         (     but without regard to their Aggregate Targeted Balance, until
            (     retired

ACCRETION
DIRECTED    (  - The "Z Accrual Amount" for that Payment Date to VA, until
AND         (    retired, and then to Z
ACCRUAL

               - The "Group 2 Asset Principal Amount" for that Payment Date to the Classes shown below in the following order of priority:

SEQUENTIAL  (  1. To D, DB and DC, pro rata, until retired
PAY         (  2. To E, VA and Z, in that order, until retired

           (  - The "ZB Accrual Amount" for that Payment Date to Segment 4, until
           (    reduced to its "Targeted Balance" for that Payment Date, and then to
           (    ZB
           (
           (  - The "ZC Accrual Amount" for that Payment Date to J-2, until reduced to
           (    its Targeted Balance for that Payment Date, and then to ZC
ACCRETION  (
DIRECTED   (  - The "ZD Accrual Amount" for that Payment Date to Segment 6, until
AND        (    reduced to its Targeted Balance for that Payment Date, and then to ZD
ACCRUAL    (
           (  - The "ZE Accrual Amount" for that Payment Date to L-2, until reduced to
           (    its Targeted Balance for that Payment Date, and then to ZE
           (
           (  - The "ZN Accrual Amount" for that Payment Date to NA, until reduced to
           (    its Targeted Balance for that Payment Date, and then to ZN

              - The "Group 3 Asset Principal Amount" for that Payment Date to the
                Classes, Components and Segments shown below in the following order of priority:

           (    1. To the Type I PAC Classes, Components and Segments, until reduced to
           (       their Aggregate Targeted Balance for that Payment Date, allocated as
           (       follows:
           (
TYPE I     (       (a) To Segment 3 and Segment 5, pro rata, while outstanding
PAC        (       (b) To J-1 and L-1, pro rata, while outstanding
           (       (c) To PA, PB and PC, in that order, while outstanding
           (       (d) To PD and PT, pro rata, while outstanding
           (       (e) To PE, while outstanding

                2. Concurrently:

           (       (a) 37.1921433217% as follows:
           (
           (           (i) To Segment 7, until reduced to its "Higher Targeted Balance"
           (               for that Payment Date
           (          (ii) To Segment 8, until reduced to its Targeted Balance for
           (               that Payment Date
           (         (iii) To Segment 7, until reduced to its "Lower Targeted Balance"
           (               for that Payment Date
           (          (iv) To Segment 8, until retired
           (           (v) To Segment 7, until retired
SUPPORT    (
           (       (b) 62.8078566783% as follows:
           (
           (           (i) To Segment 9, until reduced to its Higher Targeted Balance
           (               for that Payment Date
           (          (ii) To Segment 10, until reduced to its Targeted Balance for
           (               that Payment Date
           (         (iii) To Segment 9, until reduced to its Lower Targeted Balance
           (               for that Payment Date
           (          (iv) To Segment 10, until retired
           (           (v) To Segment 9, until retired

TYPE I     (    3. To the Type I PAC Classes, Components and Segments as described in
PAC        (       step 1 above, but without regard to their Aggregate Targeted
           (       Balance, until retired

           (  - The "ZJ Accrual Amount" for that Payment Date to Segment 15, until
           (    reduced to its Targeted Balance for that Payment Date, and then to ZJ
           (
           (  - The "ZK Accrual Amount" for that Payment Date to P-2, until reduced to
           (    its Targeted Balance for that Payment Date, and then to ZK
ACCRETION  (
DIRECTED   (  - The "ZL Accrual Amount" for that Payment Date to U, until reduced to
AND        (    its Targeted Balance for that Payment Date, and then to ZL
ACCRUAL    (
           (  - The "ZO Accrual Amount" for that Payment Date to Segment 14, until
           (    reduced to its Targeted Balance for that Payment Date, and then to ZO
           (
           (  - The "ZP Accrual Amount" for that Payment Date to Segment 13, until
           (    reduced to its Targeted Balance for that Payment Date, and then to ZP

               - The "Group 4 Asset Principal Amount" for that Payment Date to the
                 Classes, Component and Segments shown below in the following order of priority:

            (    1. To the following PAC Classes, Component and Segment, until reduced
            (       to their Aggregate Targeted Balance for that Payment Date, allocated
PAC         (       as follows:
            (       (a) To P-1 and Segment 12, pro rata, while outstanding
            (       (b) To QK, QM and QN, in that order, while outstanding

                 2. Concurrently:
                    (a) 81.5528784144% as follows:

TAC         (           (i) To Segment 14, until reduced to its Targeted Balance for
            (               that Payment Date

SUPPORT     (          (ii) To ZO, until retired

TAC         (         (iii) To Segment 14, until retired

                    (b) 18.4471215856% as follows:

TAC         (           (i) To Segment 15, until reduced to its Targeted Balance for
            (               that Payment Date

SUPPORT     (          (ii) To ZJ, until retired

TAC         (         (iii) To Segment 15, until retired

            (    3. To the PAC Classes, Component and Segment as described in step 1
PAC         (       above, but without regard to their Aggregate Targeted Balance, until
            (       retired

            (  - The "Group 5A Asset Principal Amount" for that Payment Date, allocated
PASS-       (    concurrently (1) 70.5882332844% to FQ and (2) 29.4117667156% to PO,
THROUGH     (    until retired
            (  - The "Group 5B Asset Principal Amount" for that Payment Date to PO,
            (    until retired

               - The "Group 6 Asset Principal Amount" for that Payment Date to the
                 Classes shown below in the following order of priority:

SCHEDULED   (    1. Beginning July 15, 2010, to KD, until reduced to its Targeted
            (       Balance for that Payment Date

SUPPORT     (    2. Concurrently (a) 17.6470594861% to KC and (b) 82.3529405139% to FJ
            (       and FK, in that order, until retired

SCHEDULED   (    3. To KD, until retired

SEQUENTIAL  (  - The "Group 7 Asset Principal Amount" for that Payment Date to BA and
PAY         (    BD, in that order, until retired

     The Targeted Balances and Aggregate Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges and rates:

              CLASS, COMPONENT OR SEGMENT                 STRUCTURING RANGE OR RATE
              ---------------------------                 -------------------------
GROUP 1
  PAC...................................................    100% PSA - 250% PSA
GROUP 3
  Type I PAC............................................    100% PSA - 250% PSA
  Type II PAC (FI-1 and SI-1)...........................    100% PSA - 220% PSA
  Type II PAC (FI-2 and SI-2)...........................    100% PSA - 200% PSA
  Scheduled (N).........................................  153% PSA and 170% PSA(1)
  Scheduled (SA)........................................    148% PSA - 190% PSA
  TAC (J-2, L-2 and NA).................................          116% PSA
  TAC (Segment 4).......................................          169% PSA
  TAC (Segments 6 and 11)...............................          166% PSA
  Support (Segments 7 through 10).......................            (2)
GROUP 4
  PAC...................................................    100% PSA - 250% PSA
  Scheduled (Q).........................................  182% PSA and 211% PSA(3)
  Scheduled (Segment 16)................................    165% PSA - 210% PSA
  TAC (P-2).............................................          122% PSA
  TAC (U)...............................................          125% PSA
  TAC (Segment 13)......................................          127% PSA
  TAC (Segment 14)......................................          205% PSA
  TAC (Segment 15)......................................          209% PSA
GROUP 6
  Scheduled (KD and related MACR Classes)...............            (4)

     -------------------------
     (1) The N Class was structured at 153% PSA and 170% PSA, but it does not adhere to its Targeted Balances schedule at certain percentages of PSA between such rates. See "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life
         Considerations -- PAC, Scheduled and TAC Classes, Segments and Components" in this Supplement.
     (2) Segment 7 and Segment 9 were not structured at any constant percentage of PSA and do not adhere to their Higher or Lower Targeted Balances schedules at any constant percentage of PSA. Segment 8 and Segment 10 were not structured at any constant percentage of PSA and do not adhere to their schedules at any constant percentage of PSA. See "Prepayment and Yield
         Analysis -- Prepayment and Weighted Average Life
         Considerations -- Support Classes and Segments" in this
         Supplement.
     (3) The Q Class was structured at 182% PSA and 211% PSA, but it does not adhere to its Targeted Balances schedule at certain percentages of PSA between such rates. See "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life
         Considerations -- PAC, Scheduled and TAC Classes, Segments and Components" in this Supplement.
     (4) KD and its related MACR Classes were not structured at any constant percentage of PSA and do not adhere to their schedule at any constant percentage of PSA. See "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life
         Considerations -- PAC, Scheduled and TAC Classes, Segments and Components" in this Supplement.

     ALLOCATION OF SEGMENT PRINCIPAL PAYMENTS

     On each Payment Date, any principal payments allocated to the Segments will be allocated as follows:

     Group 1

SEGMENT    (  - Payments allocated to Segment 1 and Segment 2 will be aggregated and
CLASSES    (    allocated concurrently (1) 97.4221493242% to C and (2) 2.5778506758%
           (    to CA and CB, in that order, until retired

     Group 3

              - Payments allocated to Segment 3 and Segment 4 will be aggregated and allocated to the Classes shown below concurrently:

           (    1. 76.4705881335% to F, until retired
           (
           (    2. 23.5294118665% in the following order of priority:
           (
SCHEDULED  (       (a) To SA, until reduced to its Targeted Balance for that Payment
           (           Date
           (
           (       (b) To SB, until retired
           (
           (       (c) To SA, until retired

             - Payments allocated to Segment 5 and Segment 6 will be aggregated and allocated to the Class, Components and Segment shown below concurrently:

               1. 71.7971411830% in the following order of priority:

TAC        (      (a) To Segment 11, until reduced to its Targeted Balance for that
           (          Payment Date

SCHEDULED  (      (b) To FV-1 and SV-1, pro rata, until retired

TAC        (      (c) To Segment 11, until retired

               2. 28.2028588170% in the following order of priority:

           (      (a) To N, until reduced to its Targeted Balance for that Payment Date
           (
SCHEDULED  (      (b) To FV-2 and SV-2, pro rata, until retired
           (
           (      (c) To N, until retired

             - Payments allocated to Segment 7 will be allocated to J-2 and ZC in the following order of priority:

TAC        (   1. To J-2, until reduced to its Targeted Balance for that Payment Date

SUPPORT    (   2. To ZC, until retired

TAC        (   3. To J-2, until retired

             - Payments allocated to Segment 8 will be allocated to the Class,
               Components and Segment shown below in the following order of priority:

TYPE II    (   1. Beginning June 15, 2016, to FI-1 and SI-1, pro rata, until reduced
PAC        (      to their Aggregate Targeted Balance for that Payment Date

TAC        (   2. To Segment 4, until reduced to its Targeted Balance for that Payment
           (      Date

SUPPORT    (   3. To ZB, until retired

TAC        (   4. To Segment 4, until retired

TYPE II    (   5. To FI-1 and SI-1, pro rata, until retired
PAC

             - Payments allocated to Segment 9 will be allocated to L-2 and ZE in the following order of priority:

TAC        (   1. To L-2, until reduced to its Targeted Balance for that Payment Date

SUPPORT    (   2. To ZE, until retired

TAC        (   3. To L-2, until retired

             - Payments allocated to Segment 10 will be allocated to the Class,
               Components and Segment shown below in the following order of priority:

TYPE II    (   1. Beginning June 15, 2018, to FI-2 and SI-2, pro rata, until reduced
PAC        (      to their Aggregate Targeted Balance for that Payment Date

TAC        (   2. To Segment 6, until reduced to its Targeted Balance for that Payment
           (      Date

SUPPORT    (   3. To ZD, until retired


TAC        (  4. To Segment 6, until retired

TYPE II    (  5. To FI-2 and SI-2, pro rata, until retired
PAC

           -  Payments allocated to Segment 11 will be allocated to NA and ZN in the following order of priority:

           (  1. To NA, until reduced to its Targeted Balance for that Payment Date
TAC        (  2. To ZN, until retired
           (  3. To NA, until retired

     Group 4

           -  Payments allocated to Segment 12 and Segment 13 will be aggregated and allocated to the Classes shown below in the following order of priority:

           (  1. To Q, until reduced to its Targeted Balance for that Payment Date
SCHEDULED  (  2. To FY and SY, pro rata, until retired
           (  3. To Q, until retired

           -  Payments allocated to Segment 14 will be allocated to ZP and Segment
              13 in the following order of priority:

           (  1. To Segment 13, until reduced to its Targeted Balance for that
                 Payment Date
TAC        (  2. To ZP, until retired
           (  3. To Segment 13, until retired

           - Payments allocated to Segment 15 will be allocated to P-2, ZK and Segment 16 in the following order of priority:

SCHEDULED  (  1. To Segment 16, until reduced to its Targeted Balance for that
                 Payment Date

           (  2. To P-2, until reduced to its Targeted Balance for that Payment Date
TAC        (  3. To ZK, until retired
           (  4. To P-2, until retired

SCHEDULED  (  5. To Segment 16, until retired

           -  Payments allocated to Segment 16 will be allocated to U and ZL in the following order of priority:

TAC        (  1. To U, until reduced to its Targeted Balance for that Payment Date

SCHEDULED  (  2. To ZL, until retired

TAC        (  3. To U, until retired

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related MACR Classes that are entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat both REMIC Pools as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   204%   250%   500%
                                 --    ----   ----   ----   ----
C.............................    9.9    8.0    3.5    2.0    1.2
CA............................    0.7    0.5    0.4    0.4    0.3
CB............................   11.5    9.3    4.1    2.3    1.3
PJ............................    6.1    3.5    3.5    3.5    2.6
PK............................    9.5    6.0    6.0    6.0    3.8
PL and PS.....................   11.1    8.0    8.0    8.0    5.1
PM............................   12.8   11.8   11.8   11.8    8.3
PQ............................    5.4    3.0    3.0    3.0    2.4
PR............................    8.3    4.9    4.9    4.9    3.3
Group 1 Assets................    9.1    6.8    5.4    5.0    3.3

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   168%   300%   500%
                                 --    ----   ----   ----   ----
D, DB and DC..................   18.0    7.0    4.8    3.1    2.1
E.............................   27.1   17.1   12.1    7.5    4.7
VA............................   13.0   12.9   11.4    8.5    5.8
Z.............................   28.9   24.1   20.9   15.4   10.3
Group 2 Assets................   21.0   11.2    8.4    5.4    3.5

     --------------------

     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   166%   250%   500%
                                 --    ----   ----   ----   ----
F.............................   18.6   14.9    7.4    2.4    1.2
FI and SI.....................   28.3   23.4   23.4    5.2    1.8
FV and SV.....................   27.0   22.1   14.7    2.0    0.9
J.............................   19.9   10.6    4.3    3.6    2.0
L.............................   18.9   11.0    3.9    3.7    2.0
N.............................   11.7   10.5    6.0    2.2    1.2
NA............................    9.3    8.5    4.5    2.2    1.2
PA............................   13.0    3.5    3.5    3.5    2.8
PB............................   18.6    6.0    6.0    6.0    3.7
PC............................   21.2    8.0    8.0    8.0    4.5
PD and PT.....................   23.6   11.0   11.0   11.0    6.0
PE............................   25.7   17.9   17.9   17.9    9.8
SA............................   13.8   11.3    4.6    2.5    1.3
SB............................   28.5   22.4   13.1    2.2    1.0
ZB............................   29.4   26.8   23.0    0.8    0.3
ZC............................   27.6   17.3    1.0    0.9    0.9
ZD............................   29.4   26.5   21.5    0.8    0.3
ZE............................   27.8   18.6    1.1    1.1    1.1
ZN............................   22.6   20.5    0.4    0.4    0.4
Group 3 Assets................   21.0   11.5    8.7    6.5    3.8

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   209%   250%   500%
                                 --    ----   ----   ----   ----
FY and SY.....................   24.0   17.2    3.2    2.4    1.1
P.............................    6.7    5.8    2.6    1.9    1.0
Q.............................   12.2    9.6    4.4    3.4    1.6
QK............................   13.8    3.7    3.7    3.7    2.7
QM............................   23.2   10.9   10.9   10.9    5.9
QN............................   26.7   24.3   24.3   24.3   14.1
U.............................   17.2   12.5    4.9    4.0    1.8
ZJ............................   29.2   26.2   19.2    1.2    0.3
ZK............................   28.0   21.2    1.4    1.4    0.7
ZL............................   27.0   18.5    1.0    1.0    0.9
ZO............................   29.2   26.1   19.6    1.3    0.3
ZP............................   27.4   20.4    1.2    1.2    0.7
Group 4 Assets................   21.3   11.4    7.3    6.4    3.6

     Group 5

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   195%   350%   500%
                                 --    ----   ----   ----   ----
FQ............................   22.2   17.9   12.3    5.6    2.1
PO............................   22.2   17.9   12.3    5.0    1.9
Group 5 Assets................   22.2   17.9   12.3    5.3    2.0

     Group 6

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   210%   350%   500%
                                 --    ----   ----   ----   ----
FJ and JA.....................   22.4   18.9    8.7    1.8    0.9
FK............................   23.3   21.9   15.8    2.7    1.3
FL, KC, SM and SX.............   22.9   20.4   12.3    2.3    1.1
KA, KD, KE, KG and KH.........   19.2   15.8   15.8   12.9    9.1
Group 6 Assets................   21.4   18.6   13.7    6.4    4.3

     Group 7

                                       PSA PREPAYMENT ASSUMPTION
                                ----------------------------------------
                                 0%    100%   325%   425%   500%   700%
                                 --    ----   ----   ----   ----   ----
BA............................   20.3   10.3    4.5    3.6    3.1    2.4
BD............................   29.7   27.6   16.5   13.0   11.1    7.8
Group 7 Assets................   20.9   11.3    5.2    4.2    3.6    2.7

THE ASSETS

     The Group 1 Assets will consist of $300,000,000 of Freddie Mac 6.5% per annum 15-year PCs.

     The Group 2 Assets will consist of $214,684,414 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 3 Assets will consist of $806,621,972 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 4 Assets will consist of $300,000,000 of Freddie Mac Stripped Giant Mortgage Participation Certificates ("Stripped Giant PCs") with a weighted average interest rate of 6.592236% at all times, backed by Freddie Mac 7.0% PCs. The Underwriter expects such Stripped Giant PCs to be from Freddie Mac's Gold MACs (Modifiable And Combinable Securities), Series 198 ("Series 198").

     The Group 5 and Group 6 Assets will have the following characteristics:

                 PERCENTAGE OF CLASS     PRINCIPAL AMOUNT IN
ASSET               IN LOWER-TIER         LOWER-TIER REMIC       AUGUST 1998    CLASS    PRINCIPAL TYPE/
GROUP   CLASS        REMIC POOL        POOL AS OF CLOSING DATE   CLASS FACTOR   COUPON   INTEREST TYPE(1)  FINAL PAYMENT DATE
-----   -----    -------------------   -----------------------   ------------   ------   ----------------  ------------------
5A     1642-FE      37.4804626446%           $ 5,853,823          0.9764509       (2)     SUP/FLT/DLY      November 15, 2023
5A     1642-SE      37.4804626446              2,926,911          0.9764509       (2)     SUP/INV/DLY      November 15, 2023
5B     1642-SA      46.2567179103              3,468,668          0.9372248       (2)       SUP/INV        November 15, 2023
    (  1541-L       51.2804997182%           $54,000,000          1.0000000       (2)     CPT/FLT/DLY          July 15, 2023
6   (  1541-M       51.2804981852             13,760,133          1.0000000       (2)     CPT/INV/DLY          July 15, 2023
    (  1541-N       51.2805042835              5,525,581          1.0000000       (2)     CPT/INV/DLY          July 15, 2023

---------------

(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.
(2) Calculated as described in the applicable Asset Offering Circular. See Exhibits I and II to this Supplement.

     The Group 7 Assets will consist of $78,000,000 of Freddie Mac 6.25% per annum 30-year PCs backed by Relocation Mortgages.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement and Exhibits I and II to this Supplement.

MORTGAGE CHARACTERISTICS (AS OF AUGUST 1, 1998)

     GROUPS 1, 2, 3, 4 AND 7 -- ASSUMED MORTGAGE CHARACTERISTICS

                                  REMAINING TERM                                   PER ANNUM
                                   TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP   PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------   -----------------   --------------   -----------   -------------   --------------
          (     $100,000,003           179              0            6.95%            6.5%
          (      124,999,999           178              1            7.00             6.5
          (       49,999,999           176              3            7.05             6.5
     1    (       24,999,999           172              5            7.10             6.5
          (     ------------
          (     $300,000,000           178*             1*           7.00%*
          (     ============

          (     $107,342,207           357              2            7.05%            6.5%
          (      107,342,207           350              8            7.15             6.5
     2    (     ------------
          (     $214,684,414           354*             5*           7.10%*
          (     ============

          (     $ 48,397,320           360              0            7.1%             6.5%
          (      129,059,515           357              1            7.1              6.5
          (      129,059,515           356              2            7.1              6.5
     3    (      112,927,076           355              2            7.1              6.5
          (      387,178,546           358              1            7.1              6.5
          (     ------------
          (     $806,621,972           357*             1*
          (     ============

     4          $300,000,000           355              3            7.43%            7.0%**
     7          $ 78,000,000           357              3            6.83%            6.25%

     --------------------

      * Weighted average by principal balance.
     ** The weighted average interest rate of the Group 4 Assets will be 6.592236% at all times.

     GROUPS 5 AND 6 -- MORTGAGE CHARACTERISTICS

                                                    WEIGHTED
                              WEIGHTED AVERAGE       AVERAGE     WEIGHTED AVERAGE
                             REMAINING TERM TO      LOAN AGE        PER ANNUM       PER ANNUM INTEREST
ASSET GROUP     SERIES      MATURITY (IN MONTHS)   (IN MONTHS)    INTEREST RATE     RATE OF RELATED PCS
-----------     ------      --------------------   -----------   ----------------   -------------------
     5           1642               288                59              7.516%               7.0%
     6           1541               283                62              7.565                7.0

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

EXHIBIT V -- SERIES 2119 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS SHEET OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$300,000,000
FREDDIE MAC                                                   (FREDDIE MAC LOGO)
MULTICLASS REMIC CERTIFICATES AND MODIFIABLE AND
COMBINABLE REMIC CERTIFICATES, SERIES 2119

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Class shown on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Freddie Mac 6.5% 15-year PCs (Gold PCs and Gold Giant PCs)
Payment Dates:         Monthly, beginning in February 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Freddie Mac's Securities Sales & Trading Group
                         (the "Underwriter")
Closing Date:          January 29, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          CLASS OF              ORIGINAL                                                                         WEIGHTED AVERAGE
            REMIC               PRINCIPAL    PRINCIPAL OR    CLASS    INTEREST     CUSIP      FINAL PAYMENT          LIFE AT
        CERTIFICATES            AMOUNT(1)    OTHER TYPE(2)   COUPON   TYPE(2)     NUMBER         DATE(3)           250% PSA(4)
        ------------            ---------    -------------   ------   --------    ------      -------------      ----------------
AC ..........................  $95,256,000      SUP           6.5%      FIX      3133THX 2 8  December 15, 2012         3.0Yrs
B  ..........................   39,999,000      SEQ           6.5       FIX      3133THX 3 6   January 15, 2014        11.2
GA ..........................   83,141,000      PAC           6.0       FIX      3133THX 4 4      June 15, 2010         3.4
GB ..........................   40,033,500      PAC           6.25      FIX      3133THX 5 1       May 15, 2012         6.9
GK ..........................   15,781,000      PAC           5.75      FIX      3133THX 7 7      June 15, 2010         4.9
GL ..........................   25,789,500      PAC           5.75      FIX      3133THX 8 5      July 15, 2007         2.5
I  ..........................   12,731,807    NTL(PAC)        6.5     FIX/IO     3133THX 9 3       May 15, 2012          --
R  ..........................            0      NPR           0.0       NPR      3133THXA0    January 15, 2014           --
RS ..........................            0      NPR           0.0       NPR      3133THX B 8   January 15, 2014          --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for the Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which the Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the rate assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.

                                 Freddie Mac's
                        Securities Sales & Trading Group
                                     SS&TG

              OFFERING CIRCULAR SUPPLEMENT DATED DECEMBER 16, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of a Class (the "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Class and the "Combination" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount of the Securities submitted for exchange (but not less than $5,000).

NOTIONAL CLASS

                ORIGINAL NOTIONAL
    CLASS       PRINCIPAL AMOUNT            REDUCES PROPORTIONATELY WITH
    -----       -----------------   ---------------------------------------------
        (          $11,192,057      GA, GK and GL, in the aggregate (PAC Classes)
        (            1,539,750      GB (PAC Class)
     I  (          -----------
        (          $12,731,807
        (          ===========

See "Payments -- Interest -- Notional Class" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay the "Asset Principal Amount" for that Payment Date to the Classes shown below in the following order of priority:

              ( 1. Beginning February 15, 2000, to the PAC Classes, until reduced to
              (    their "Targeted Balances" for that Payment Date, allocated:
              (
PAC           (   a. Concurrently, 2/3 to GA and 1/3 to GL and GK, in that order
              (
              (   b. To GB

SUPPORT       ( 2. To AC, until retired

PAC           ( 3. To the PAC Classes as shown in step 1, but without regard to their
              (    Targeted Balances, until retired

SEQUENTIAL    ( 4. To B, until retired
PAY           (

     The Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring range:

                           CLASS                               STRUCTURING RANGE
                           -----                               -----------------
PAC Classes.................................................  100% PSA - 300% PSA

     MACR CLASS

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments will be allocated from the applicable Classes of REMIC Certificates to the MACR Class.

     See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   250%   300%   500%
                                 --    ----   ----   ----   ----
AC............................   11.2    7.9    3.0    2.0    1.2
B.............................   14.4   13.2   11.2   10.5    7.8
GA and GC.....................    5.6    3.4    3.4    3.4    2.7
GB............................   10.0    6.9    6.9    6.9    4.8
GK............................    8.0    4.9    4.9    4.9    3.5
GL............................    4.1    2.5    2.5    2.5    2.2
Underlying Assets.............    9.1    6.6    4.8    4.4    3.2

     --------------------

     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

     THE ASSETS

     The Assets will consist of $300,000,000 of Freddie Mac 6.5% per annum 15-year PCs.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF JANUARY 1, 1999)

                    REMAINING TERM                                   PER ANNUM
                     TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE      OF PCS
-----------------   --------------   -----------   -------------   -------------
  $300,000,000           174              4             7.1%            6.5%

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

  EXHIBIT VI -- SERIES 2102 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$3,059,100,000
FREDDIE MAC                                                   (FREDDIE MAC LOGO)
MULTICLASS REMIC CERTIFICATES AND
MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2102

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Class shown on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Six Asset Groups, consisting of two Groups of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs), one Group
                         of Freddie Mac 6.5% 30-year PCs, one Group of Freddie Mac
                         6.5% Stripped Giant PCs and 7.0% 30-year PCs and two
                         Groups of Freddie Mac 6.0% 15-year PCs
Payment Dates:         Monthly, beginning in January 1999
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Classes (UU and WW): Book-entry (Depository Trust
                         Company); issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Lehman Brothers Inc. (the "Underwriter")
Closing Date:          December 30, 1998

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

   THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON,
     ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED
 STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER
  FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT
    FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC            PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST    CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES         AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)    NUMBER         DATE(3)         LIFE(4)
-------------------------------------------------------------------------------------------------------------------
GROUP 1
A ...................  $ 200,000,000        SEQ        6.25%     FIX     3133TH E R 4  December 15, 2026     6.0Yrs
AB ..................     45,050,000        SEQ        5.5       FIX     3133TH E S 2  December 15, 2026     6.0
EA ..................     50,000,000        SEQ        5.5       FIX     3133TH E Z 6  December 15, 2025     5.3
EB ..................      4,950,000        SEQ        5.5       FIX     3133TH F 2 8  December 15, 2026    13.3
GB ..................    189,800,000        SEQ        6.0       FIX     3133TH F 5 1      July 15, 2025     5.0
GC ..................      1,700,000        SEQ        6.0       FIX     3133TH F 6 9   January 15, 2004     0.5
GD ..................     25,000,000        SEQ        6.0       FIX     3133TH F 7 7      July 15, 2025     5.3
GE ..................     31,364,000        SEQ        6.0       FIX     3133TH F 8 5  December 15, 2026    12.8
VA ..................     43,598,000      AD/SEQ       6.0       FIX     3133TH H A 8   October 15, 2009     6.0
VB ..................     23,676,000      AD/SEQ       6.0       FIX     3133TH H B 6    August 15, 2013    12.8
Z ...................     47,862,000        SEQ        6.0      FIX/Z    3133TH H D 2  December 15, 2028    20.0
GROUP 2
B ...................      2,645,000        SUP        6.5       FIX     3133TH E U 7  December 15, 2028    18.1
C ...................     11,500,000      SCH/AD       6.5       FIX     3133TH E V 5  December 15, 2028     4.9
FG ..................     19,638,125        SUP       (5)      FLT/DLY   3133TH F 3 6  December 15, 2028    19.5
FH ..................     22,449,000        SUP       (5)        FLT     3133TH F 4 4  December 15, 2028    20.0
HA ..................      1,118,800        SUP        0.0       PO      3133TH F A 0  December 15, 2028    20.0
HC ..................     14,888,000        TAC        6.5       FIX     3133TH F B 8  December 15, 2028    11.0
K ...................    100,000,000      SCH/AD       6.5       FIX     3133TH F J 1  February 15, 2028     3.5
KG ..................      5,000,000      SCH/AD       6.5       FIX     3133TH F K 8  December 15, 2028     5.0
KH ..................    100,000,000      SCH/AD       6.23      FIX     3133TH F L 6 September 15, 2028     4.6
KI ..................      4,153,846    NTL(SCH/AD)    6.5     FIX/IO    3133TH F M 4 September 15, 2028      --
KJ ..................     29,094,000      SCH/AD       6.5       FIX     3133TH F N 2 September 15, 2028     4.6
M ...................     10,000,000      CPT/SCH      6.5      FIX/Z    3133TH F W 2  December 15, 2028     1.7
MA ..................      7,800,000        SUP        6.5      FIX/Z    3133TH F X 0     March 15, 2026     0.7
MB ..................     14,200,000        SUP        6.5      FIX/Z    3133TH F Y 8     March 15, 2028     1.7
ME ..................      2,887,000        SUP        6.5      FIX/Z    3133TH F Z 5      July 15, 2028     1.6
MG ..................     25,750,000        SUP        6.5      FIX/Z    3133TH G 2 7    August 15, 2028     1.4
NG ..................        721,493        SUP        0.0       PO      3133TH G 3 5  December 15, 2028    19.5
PA ..................    109,440,000        PAC        6.0       FIX     3133TH G 4 3 September 15, 2022     3.9
PB ..................     98,640,000        PAC        5.75      FIX     3133TH G 5 0 September 15, 2022     3.9
PC ..................     54,750,000        PAC        6.25      FIX     3133TH G 6 8   October 15, 2023     7.4
PD ..................    260,000,000        PAC        6.5       FIX     3133TH G 7 6  December 15, 2027    10.9
PE ..................     82,269,000        PAC        6.5       FIX     3133TH G 8 4  December 15, 2028    19.6
PI ..................     37,094,769     NTL(PAC)      6.5     FIX/IO    3133TH G 9 2   October 15, 2023      --
PJ ..................    166,851,000        PAC        6.0       FIX     3133TH G A 9     March 15, 2021     3.4
PK ..................     30,606,000        PAC        6.0       FIX     3133TH G B 7 September 15, 2022     6.4
SW ..................        654,603        SUP       (5)      INV/DLY   3133TH G Q 4  December 15, 2028    19.5
SX ..................      3,155,779        SUP       (5)      INV/DLY   3133TH G R 2  December 15, 2028    19.5
SY ..................      3,206,991        SUP       (5)        INV     3133TH G S 0  December 15, 2028    20.0
SZ ..................        855,209        SUP       (5)        INV     3133TH G T 8  December 15, 2028    20.0
ZH ..................      2,480,000        SCH        6.5      FIX/Z    3133TH H H 3  December 15, 2028    15.6
GROUP 3
D ...................     17,172,000      TAC/AD       6.5       FIX     3133TH E W 3  December 15, 2028     4.0
DA ..................    100,000,000      TAC/AD       6.35      FIX     3133TH E X 1  December 15, 2028     4.0
DB ..................     30,000,000      TAC/AD       7.0       FIX     3133TH E Y 9  December 15, 2028     4.0
IO ..................     12,142,857      NTL(PT)      7.0     FIX/IO    3133TH F C 6  December 15, 2028      --
PN ..................     66,030,000        PAC        5.59      FIX     3133TH G C 5   January 15, 2023     4.0
PR ..................      2,000,000        PAC        6.0       FIX     3133TH G D 3   January 15, 2023     4.0Yrs

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC            PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST    CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES         AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)    NUMBER         DATE(3)         LIFE(4)
-------------------------------------------------------------------------------------------------------------------
PT ..................  $  59,301,000        PAC        6.5%      FIX     3133TH G E 1  December 15, 2028     8.9
PY ..................      8,726,757     NTL(PAC)      7.0     FIX/IO    3133TH G F 8   January 15, 2023      --
ZB ..................     19,125,000        TAC        6.5      FIX/Z    3133TH H E 0  December 15, 2028     1.3
ZC ..................      6,372,000        SUP        6.5      FIX/Z    3133TH H F 7  December 15, 2028    18.0
GROUP 4
AJ ..................     50,000,000      TAC/AD       6.0       FIX     3133TH E T 0 September 15, 2013     4.0
J  ..................      8,000,000        SUP        6.0       FIX     3133TH F D 4  December 15, 2013     4.9
JA ..................     25,000,000        SUP        6.25      FIX     3133TH F E 2  December 15, 2013     4.9
JD ..................      1,042,000        SUP        0.0       PO      3133TH F F 9  December 15, 2013     4.9
JG ..................     10,000,000      TAC/AD       6.0       FIX     3133TH F G 7  December 15, 2013     5.0
JZ ..................        500,000        SUP        6.0      FIX/Z    3133TH F H 5 September 15, 2013     0.2
TB ..................    107,263,000        PAC        6.0       FIX     3133TH G V 3    August 15, 2012     7.0
TC ..................     50,769,000        PAC        6.0       FIX     3133THGW1   December 15, 2013      11.5
TG ..................      2,000,000        PAC        5.5       FIX     3133TH G X 9      June 15, 2006     2.9
TH ..................     30,000,000        PAC        5.25      FIX     3133TH G Y 7      June 15, 2006     2.9
TI ..................      3,916,666     NTL(PAC)      6.0     FIX/IO    3133TH G Z 4      June 15, 2006      --
TJ ..................     83,637,000        PAC        6.0       FIX     3133TH H 2 6      June 15, 2006     2.1
TK ..................     44,000,000        PAC        6.0       FIX     3133TH H 3 4  November 15, 2008     4.3
ZG ..................        149,000        SUP        6.0      FIX/Z    3133TH H G 5  December 15, 2013     0.2
ZJ ..................      3,140,000        SUP        6.0      FIX/Z    3133TH H J 9  December 15, 2013    13.3
GROUP 5
L ...................     50,000,000      SCH/AD       6.0       FIX     3133TH F P 7  December 15, 2028     4.0
LA ..................     13,995,000        SUP        6.5       FIX     3133TH F Q 5  December 15, 2028    19.9
LB ..................      2,355,000        SUP        0.0       PO      3133TH F R 3  December 15, 2028    19.9
LC ..................      2,000,000        SUP        6.0       FIX     3133TH F S 1  December 15, 2028    19.9
LD ..................     16,837,000      SCH/AD       6.0       FIX     3133TH F T 9  December 15, 2028     4.0
LE ..................      2,250,000        SUP       (5)        DRB     3133TH F U 6  December 15, 2028    19.9
LZ ..................      7,000,000        TAC        6.0      FIX/Z    3133TH F V 4  December 15, 2028     1.2
QD ..................     28,442,000        PAC        6.0       FIX     3133TH G G 6      June 15, 2011     2.5
QE ..................     10,117,000        PAC        5.75      FIX     3133TH G H 4 September 15, 2013     3.5
QH ..................     74,362,000        PAC        5.75      FIX     3133TH G J 0      June 15, 2023     6.0
QI ..................      3,519,958     NTL(PAC)      6.0     FIX/IO    3133TH G K 7      July 15, 2027      --
QK ..................     55,041,000        PAC        6.0       FIX     3133TH G L 5      June 15, 2023    11.0
QL ..................     24,101,000        PAC        6.0       FIX     3133THGM3   December 15, 2028      18.9
UU ..................     12,000,000      SUP/RTL      6.5       FIX     3133TH H 9 1  December 15, 2028    19.9
WW...................      1,500,000      SUP/RTL      6.0       FIX     3133TH H C 4  December 15, 2028    19.9
GROUP 6
T ...................     50,352,000        SUP        6.0       FIX     3133TH G U 5  December 15, 2013     4.3
TN ..................      5,000,000        PAC        6.0       FIX     3133TH H 4 2  February 15, 2006     2.2
TP ..................     96,215,000        PAC        5.53      FIX     3133TH H 5 9   October 15, 2011     4.0
TR ..................     12,000,000        PAC        6.0       FIX     3133TH H 6 7   October 15, 2011     6.8
TU ..................     36,433,000        PAC        6.0       FIX     3133TH H 7 5  December 15, 2013    10.6
TY ..................      7,536,841     NTL(PAC)      6.0     FIX/IO    3133TH H 8 3   October 15, 2011      --
RESIDUAL
R ...................              0        NPR        0.0       NPR     3133TH G N 1  December 15, 2028      --
RS ..................              0        NPR       0.0(6)     NPR     3133TH G P 6  December 15, 2028      --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class (other than the IO Class) will reduce is indicated in parentheses. The IO Class will reduce with a portion of the Group 3 Assets.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 165% PSA for the Group 1 and Group 5 Classes, 202% PSA for the Group 2 Classes, 300% PSA for the Group 3 Classes, 188% PSA for the Group 4 Classes and 195% PSA for the Group 6 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.
(6) Under certain circumstances, the RS Class may receive certain additional payments as described under "Payments -- Interest -- Descending Rate Class" in this Supplement.

                            ------------------------

                                LEHMAN BROTHERS
              OFFERING CIRCULAR SUPPLEMENT DATED NOVEMBER 9, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of a Class (the "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Class and the "Combination" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and Appendix 1 to this Supplement.

     The Descending Rate Class will bear interest at the following Class
Coupons:

                                              ACCRUAL PERIODS
                   CLASS                       1 THROUGH 12     THEREAFTER
                   -----                      ---------------   ----------
LE..........................................        7.0%           6.5%

     The HA, JD, LB and NG Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                          CLASS COUPON SUBJECT TO
                                                                        ---------------------------
        CLASS          INITIAL RATE(1)          CLASS COUPON(2)         MINIMUM RATE   MAXIMUM RATE
        -----          ---------------   -----------------------------  ------------   ------------
FG(3)................      5.95%         LIBOR + 0.95%                      0.95%         8.0%
FH...................      5.9           LIBOR + 0.90%                      0.90          8.0
SW(3)................     10.5           211.5% - (LIBOR X 30)              0            10.5
SX(3)................     10.57894       41.69349% - (LIBOR X 6.22291)      0            41.69349
SY...................     11.9           46.9% - (LIBOR X 7)                0            46.9
SZ...................     10.5           186.375% - (LIBOR X 26.25)         0            10.5

     -------------------------
     (1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
     (2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
     (3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT            REDUCES PROPORTIONATELY WITH
-----  -----------------   ---------------------------------------------
IO       $ 12,142,857      7.0% PCs included in Group 3 Assets
KI       $  4,153,846      KH (Scheduled/Accretion Directed)
     (   $ 23,607,462      PA, PJ and PK, in the aggregate (PAC Classes)
     (     11,381,538      PB (PAC Class)
PI   (      2,105,769      PC (PAC Class)
     (   ------------
     (   $ 37,094,769
         ============
     (   $    142,857      PR (PAC Class)
PY   (      8,583,900      PN (PAC Class)
     (   ------------

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT            REDUCES PROPORTIONATELY WITH
-----  -----------------   ---------------------------------------------
         $  8,726,757
         ============
QI       $  3,519,958      QE and QH, in the aggregate (PAC Classes)

TI   (   $    166,666      TG (PAC Class)
     (      3,750,000      TH (PAC Class)
         ------------

     TI

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT            REDUCES PROPORTIONATELY WITH
-----  -----------------   ---------------------------------------------
         $  3,916,666
         ============
TY       $  7,536,841      TP (PAC Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                  ORIGINAL
DESIGNATION   PRINCIPAL AMOUNT   PRINCIPAL TYPE*
-----------   ----------------   ---------------
    M-1         $   200,000          Support
    M-2           9,800,000         Scheduled
                -----------
                $10,000,000
                ===========

           -------------------------------------
           * See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

See "Payments -- Principal -- Component Class" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:
ACCRETION ( - The "Z Accrual Amount" for that Payment Date to VA and VB, in that
DIRECTED  (   order, until retired, and then to Z
AND       (
ACCRUAL   (

            - The "Group 1 Asset Principal Amount" for that Payment Date to the
              Classes shown below in the following order of priority:

          (  1. Concurrently:
          (     (a) 44.7282537272% to A and AB, pro rata, until retired
          (     (b) 10.0298614255% to EA and EB, in that order, until retired
          (     (c) 45.2418848473% as follows:
SEQUENTIAL(       i. Concurrently:
PAY       (        (1) 87.6674364896% to GB, until retired
          (        (2) 12.3325635104% to GC and GD, in that order, until retired
          (
          (       ii. To GE, until retired

SEQUENTIAL       (    2. To VA, VB and Z, in that order, until retired
PAY              (

ACCRETION        (   - The "ME Accrual Amount" for that Payment Date to C, until reduced to
DIRECTED         (     its "First Targeted Balance" for that Payment Date, and then to ME
AND ACCRUAL      (

ACCRETION        (   - The "MG Accrual Amount" for that Payment Date to the "Scheduled Group"
DIRECTED         (     (described below), until reduced its First Targeted Balance for that
AND ACCRUAL      (     Payment Date, and then to MG

ACCRETION        (   - The "ZH Accrual Amount" for that Payment Date to KH and KJ, pro rata,
DIRECTED         (     until retired, and then to ZH
AND ACCRUAL      (
                     - The "Group 2 Asset Principal Amount" and, in the case of the indicated
                       steps, the "M-1/MA Accrual Amount," the "M-2 Accrual Amount" and the
                       "MB Accrual Amount" for that Payment Date to the Classes and Components shown below in the following order of priority:

                 (    1. Beginning December 15, 1999, to the Group 2 PAC Classes, until
                 (       reduced to their "Aggregate Targeted Balance" for that Payment Date,
                 (       allocated as follows:
                 (
PAC              (      (a) Concurrently:
                 (        i. 51.3097448568% to PA and PB, pro rata, while outstanding
                 (        ii. 48.6902551432% to PJ and PK, in that order, while outstanding
                 (
                 (      (b) To PC, PD and PE, in that order
                 (
                      2. Concurrently:

                        (a) 49.3312947699% of the remaining Group 2 Asset Principal Amount as follows:

SCHEDULED        (        i. To the Scheduled Group, until reduced to its First Targeted
                 (           Balance for that Payment Date

SUPPORT          (        ii. To MG, until retired

SCHEDULED        (       iii. To the Scheduled Group, until reduced to its "Second Targeted
                 (            Balance" for that Payment Date

SUPPORT          (        iv. To FG, NG, SW and SX, pro rata, until retired

SCHEDULED        (        v. To the Scheduled Group, until retired

                        (b) 4.5052956799% of the remaining Group 2 Asset Principal Amount as follows:

SCHEDULED        (        i. To C, until reduced to its First Targeted Balance for that
                 (           Payment Date

SUPPORT          (        ii. To ME, until retired

SCHEDULED        (       iii. To C, until reduced to its Second Targeted Balance for that
                 (            Payment Date

SUPPORT          (        iv. To B, until retired

SCHEDULED        (        v. To C, until retired

                           (c) 46.1634095502% of the remaining Group 2 Asset Principal Amount or, in the case of the indicated steps, the M-1/MA Accrual
                               Amount, the M-2 Accrual Amount or the MB Accrual Amount, as
                               follows:

SCHEDULED             (        i. To K, until reduced to its First Targeted Balance for that
                      (           Payment Date

ACCRETION             (       ii. The M-1/MA Accrual Amount to K, until reduced to its First
DIRECTED              (           Targeted Balance for that Payment Date, and then to M-1 and MA,
AND ACCRUAL           (           pro rata

SCHEDULED             (      iii. To K, until reduced to its Second Targeted Balance for that
                      (           Payment Date

ACCRETION             (       iv. The M-2 Accrual Amount for that Payment Date to K, until
DIRECTED              (           reduced to its Second Targeted Balance for that Payment Date,
AND ACCRUAL           (           and then to M-2

ACCRETION             (        v. The MB Accrual Amount for that Payment Date to K, until reduced
DIRECTED              (           to its Second Targeted Balance for that Payment Date, and then
AND ACCRUAL           (           to MB

SUPPORT               (       vi. To M-1 and MA, pro rata, until retired

SCHEDULED             (      vii. To M-2 and MB, pro rata, based on their then outstanding
AND                   (           balances, until reduced to their Aggregate Targeted Balance
SUPPORT               (           for that Payment Date

SUPPORT               (     viii. To MB, until retired

SCHEDULED             (       ix. To K, until reduced to its Third Targeted Balance for that
                      (           Payment Date

TAC                   (        x. Beginning November 15, 2006, to HC, until reduced to its
                      (           "Targeted Balance" for that Payment Date

SUPPORT               (       xi. To FH, HA, SY and SZ, pro rata, until retired

TAC                   (      xii. To HC, until retired

SCHEDULED             (     xiii. To K and M-2, in that order, until retired

PAC                   (  3. To the Group 2 PAC Classes as described in step 1, but without
                      (     regard to their Aggregate Targeted Balance, until retired

                      ( - On each Payment Date, principal allocated to the Scheduled Group will
                      (   be distributed concurrently:
                      (
                      (    (a) 3.6610189348% to KG, until retired
                      (
SCHEDULED             (    (b) 96.3389810652% as follows:
                      (
                      (       i. KH and KJ, pro rata, until retired
                      (
                      (      ii. ZH, until retired

                        - The "ZB/ZC Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

                      (  1. To D, DA and DB, pro rata, until reduced to their Aggregate Targeted
                      (     Balance for that Payment Date
ACCRETION             (
DIRECTED              (  2. To ZB, until reduced to its Targeted Balance for that Payment Date
AND ACCRUAL           (
                      (  3. To ZC, until retired
                      (
                      (  4. To ZB

             - The "Group 3 Asset Principal Amount" for that Payment Date to the
               Classes shown below in the following order of priority:

             (  1. Beginning January 15, 2001, to the Group 3 PAC Classes, until
             (     reduced to their Aggregate Targeted Balance for that Payment Date,
PAC          (     allocated as follows:
             (     (a) To PR and PN, pro rata, while outstanding
             (     (b) To PT

             (  2. To D, DA and DB, pro rata, until reduced to their Aggregate Targeted
TAC          (     Balance for that Payment Date
             (  3. To ZB, until reduced to its Targeted Balance for that Payment Date

SUPPORT      (  4. To ZC, until retired

TAC          (  5. To ZB, until retired
             (  6. To D, DA and DB, pro rata, until retired

PAC          (  7. To PR and PN, pro rata, until retired
             (  8. To PT, until retired

             - The "JZ/ZJ Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

ACCRETION    (  1. To AJ, until reduced to its Targeted Balance for that Payment Date
DIRECTED     (  2. To JZ, until retired
AND ACCRUAL  (  3. To AJ, until retired
             (  4. To ZJ

ACCRETION    (  - The "ZG Accrual Amount" for that Payment Date to JG, until reduced to
DIRECTED     (    its Targeted Balance for that Payment Date, and then to ZG
AND ACCRUAL

             - The "Group 4 Asset Principal Amount" for that Payment Date to the
               Classes shown below in the following order of priority:

               1. Beginning August 15, 1999, to the Group 4 PAC Classes, until reduced to their Aggregate Targeted Balance for that Payment Date, allocated as follows:

             (  (a) Concurrently:
PAC          (      i.  20.0454781786% to TG and TH, pro rata, while outstanding
             (      ii. 79.9545218214% to TJ and TK, in that order, while outstanding
             (  (b) To TB and TC, in that order

         2. Concurrently:

SUPPORT      (  (a) 34.7967413192% to J, JA and JD, pro rata, until retired

                (b) 54.8292463534% as follows:

TAC          (  i.   To AJ, until reduced to its Targeted Balance for that Payment Date

SUPPORT      (  ii.  To JZ, until retired

TAC          (  iii. To AJ, until retired

SUPPORT      (   iv. To ZJ, until retired

                 (c) 10.3740123274% as follows:

TAC          (    i. To JG, until reduced to its Targeted Balance for that Payment Date

SUPPORT      (   ii. To ZG, until retired

TAC          (  iii. To JG, until retired

PAC          (  3. To the Group 4 PAC Classes as described in step 1, but without regard to their Aggregate Targeted Balance, until retired

ACCRETION    (  - The "LZ Accrual Amount" for that Payment Date to L and LD, pro rata, based on their then outstanding balances, until reduced to their
                  "Higher Aggregate Targeted Balance" for that Payment Date, and then to LZ

                - The "Group 5 Asset Principal Amount" for that Payment Date to the
                  Classes shown below in the following order of priority:

             (  1. Beginning October 15, 2000, to QD, QE, QH, QK and QL, in that order,
PAC          (     until reduced to their Aggregate Targeted Balance for that Payment
             (     Date

             (  2. To the Scheduled Classes, until reduced to their Higher Aggregate
SCHEDULED    (     Targeted Balance for that Payment Date allocated as follows:
             (     (a) Up to 25.1918904765% to LD, while outstanding
             (     (b) The remainder to L

TAC          (  3. To LZ, until reduced to its Targeted Balance for that Payment Date

             (  4. To the Scheduled Classes, until reduced to their "Lower Aggregate
SCHEDULED    (     Targeted Balance" for that Payment Date, allocated as follows:

             (     (a) Up to 25.1918904765% to LD, while outstanding
             (     (b) The remainder to L

SUPPORT      (   5. To LA, LB, LC, LE, UU and WW, pro rata, until retired

TAC          (  6. To LZ, until retired

             (  7. Up to 25.1918904765% of the remainder of the Group 5 Asset Principal
SCHEDULED    (     Amount to LD, until retired

             (  8. To L, until retired

PAC          (  9. To QD, QE, QH, QK and QL, in that order, until retired

             - The "Group 6 Asset Principal Amount" for that Payment Date to the
               Classes shown below in the following order of priority:

             (  1. Beginning November 15, 1999, to the Group 6 PAC Classes, until
             (     reduced to their Aggregate Targeted Balance for that Payment Date,
             (     allocated as follows:
             (
PAC          (     (a) Up to 11.0941001575% to TN, while outstanding
             (     (b) The remainder to TP, until the principal balance of TP has been
             (         reduced to $18,505,000
             (     (c) Concurrently, 60.6621865268% to TP and 39.3378134732% to TR,
             (         while outstanding
             (     (d) To TU

SUPPORT      (  2. To T, until retired

PAC          (  3. To the Group 6 PAC Classes as described in step 1, but without
             (     regard to their Aggregate Targeted Balance, until retired

     The Aggregate Targeted Balances and Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges and rates:

                     CLASS OR COMPONENT                       STRUCTURING RANGE OR RATE
                     ------------------                       -------------------------
GROUP 2
PAC
  PA, PB, PC, PD, PE, PJ and PK.............................     100% PSA - 250% PSA
Scheduled
  C (First).................................................         126% PSA
  C (Second)................................................         197% PSA
  K (First).................................................         110% PSA
  K (Second)................................................         127% PSA
  K (Third).................................................         202% PSA
  Scheduled Group (First)...................................         128% PSA
  Scheduled Group (Second)..................................         199% PSA
Scheduled and Support
  M-2 and MB................................................            *
TAC
  HC........................................................         202% PSA
GROUP 3
PAC
  PR, PN and PT.............................................      92% PSA - 376% PSA
TAC
  D, DA and DB..............................................         275% PSA
  ZB........................................................        12.5% CPR
GROUP 4
PAC
  TB, TC, TG, TH, TJ and TK.................................     100% PSA - 250% PSA
TAC
  AJ........................................................         117% PSA
  JG........................................................         120% PSA
GROUP 5
PAC
  QD, QE, QH, QK and QL.....................................     100% PSA - 250% PSA
Scheduled
  L and LD (Higher).........................................         114% PSA
  L and LD (Lower)..........................................         165% PSA
TAC
  LZ........................................................         225% PSA
GROUP 6
PAC
  TN, TP, TR and TU.........................................     100% PSA - 250% PSA

     --------------------
     * Not structured at any constant range or rate.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

     MACR CLASS

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments will be allocated from the applicable Classes of REMIC Certificates to the MACR Class.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASSES

     The UU and WW Classes will be Retail Classes. Investors in the Retail Classes will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Classes" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   165%   250%   500%
                                 --    ----   ----   ----   ----
A and AB......................   19.0    8.4    6.0    4.3    2.5
EA............................   18.2    7.5    5.3    3.8    2.2
EB............................   27.4   18.3   13.3    9.5    5.1
GB............................   17.8    7.1    5.0    3.6    2.1
GC............................    2.7    0.7    0.5    0.4    0.3
GD............................   18.9    7.5    5.3    3.9    2.3
GE............................   27.2   17.7   12.8    9.2    4.9
GH............................   19.0    8.4    6.0    4.3    2.5
VA............................    6.0    6.0    6.0    6.0    4.6
VB............................   12.8   12.8   12.8   11.1    6.5
Z.............................   29.0   24.2   20.0   16.2    9.5
Group 1 Assets................   20.8   11.2    8.4    6.2    3.5

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   202%   250%   500%
                                 --    ----   ----   ----   ----
B.............................   29.7   27.9   18.1    2.3    1.1
C.............................   14.9   10.2    4.9    3.6    1.7
FG, NG, SW and SX.............   29.8   28.2   19.5    2.0    1.0
FH, HA, SY and SZ.............   29.7   27.9   20.0    2.3    1.1
HC............................   29.3   25.2   11.0    4.7    1.4
K.............................   12.7    8.9    3.5    3.5    1.7
KG............................   17.5   11.4    5.0    3.5    1.6
KH and KJ.....................   16.5   10.9    4.6    3.4    1.6
M.............................   28.1   20.7    1.7    1.3    0.7
MA............................   26.5   16.2    0.7    0.5    0.2
MB............................   28.1   20.8    1.7    1.3    0.7
ME............................   27.9   21.2    1.6    1.1    0.5
MG............................   28.1   22.2    1.4    1.0    0.5
PA and PB.....................   12.8    3.9    3.9    3.9    2.8
PC............................   20.2    7.4    7.4    7.4    4.2
PD............................   23.1   10.9   10.9   10.9    5.8
PE............................   25.7   19.6   19.6   19.6   10.8
PJ............................   11.6    3.4    3.4    3.4    2.6
PK............................   18.9    6.4    6.4    6.4    3.8
ZH............................   26.3   17.7   15.6    7.8    2.4
Group 2 Assets................   21.0   11.4    7.5    6.4    3.6

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%     90%   300%   400%   600%
                                 --     ---   ----   ----   ----
D, DA and DB..................   17.4   10.0    4.0    2.6    1.6
PN and PR.....................   11.0    4.0    4.0    4.0    3.2
PT............................   19.6    9.0    8.9    9.2    6.4
ZB............................   26.7   20.6    1.3    0.6    0.4
ZC............................   29.3   26.6   18.0    1.3    0.5
Group 3 Assets................   21.3   11.7    5.3    4.1    2.8

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   188%   250%   500%
                                 --    ----   ----   ----   ----
AJ............................   12.0    9.0    4.0    2.0    1.0
J, JA and JD..................   12.8    9.9    4.9    2.2    1.1
JG............................   12.6    9.7    5.0    2.2    1.1
JZ............................   14.7   13.7    0.2    0.1    0.0
TB............................   10.1    7.0    7.0    7.0    4.4
TC............................   12.6   11.5   11.5   11.5    8.0
TG and TH.....................    4.9    2.9    2.9    2.9    2.2
TJ............................    3.6    2.1    2.1    2.1    1.9
TK............................    7.3    4.3    4.3    4.3    2.9
ZG............................   15.0   14.6    0.2    0.1    0.1
ZJ............................   14.9   14.3   13.3    5.0    1.9
Group 4 Assets................    9.0    6.7    5.5    4.8    3.2

     Group 5

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   165%   250%   500%
                                 --    ----   ----   ----   ----
L.............................   20.8    9.6    4.0    3.2    1.6
LA, LB, LC, LE, UU** and
  WW**........................   29.4   25.7   19.9    2.3    1.0
LD............................   20.8    9.6    4.0    3.2    1.6
LZ............................   27.9   19.9    1.2    0.7    0.7
QD............................    6.1    2.5    2.5    2.5    2.3
QE............................   10.6    3.5    3.5    3.5    2.7
QH............................   16.4    6.0    6.0    6.0    3.6
QK............................   22.3   11.0   11.0   11.0    5.9
QL............................   24.9   18.9   18.9   18.9   10.4
Group 5 Assets................   20.8   11.3    8.5    6.4    3.6

     Group 6

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   195%   250%   500%
                                 --    ----   ----   ----   ----
T.............................   12.4    9.3    4.3    2.1    1.0
TN............................    3.6    2.2    2.2    2.2    1.9
TP............................    6.3    4.0    4.0    4.0    2.8
TR............................   10.0    6.8    6.8    6.8    4.3
TU............................   12.1   10.6   10.6   10.6    7.2
Group 6 Assets................    9.0    6.7    5.4    4.8    3.2

     --------------------

     ** The weighted average lives shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

THE ASSETS

     The Group 1 Assets will consist of $663,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $1,180,600,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 3 Assets will consist of (i) $170,000,001 of Freddie Mac 7.0% 30-year PCs and (ii) $129,999,999 of Freddie Mac Stripped Giant Mortgage Participation Certificates ("Stripped Giant PCs") with a weighted average interest rate of 6.5% at all times, backed by Freddie Mac 7.0% PCs. The Stripped Giant PCs will be from Freddie Mac's Gold MACS (Modifiable And Combinable Securities), Series 198 ("Series 198") or a similar Series.

     The Group 4 Assets will consist of $415,500,000 of Freddie Mac 6.0% per annum 15-year PCs.

     The Group 5 Assets will consist of $300,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 6 Assets will consist of $200,000,000 of Freddie Mac 6.0% per annum 15-year PCs.

     The assets of this Series will also include (i) a non-interest bearing cash deposit of $1,999.98 to be used for principal payments on the Retail Classes as described in this Supplement and (ii) a non-interest bearing cash deposit of $11,250 to be used for interest payments on the Descending Rate Class as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF DECEMBER 1, 1998)

                                  REMAINING TERM                                   PER ANNUM
                                   TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP   PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------   -----------------   --------------   -----------   -------------   --------------
     1         $  663,000,000          355              5            6.75%            6.0%
     2         $1,180,600,000          357              3            7.05             6.5

            (  $  170,000,001          352              8            7.53             7.0
            (     129,999,999          352              8            7.53             7.0*
     3      (  --------------
            (  $  300,000,000
            (  ==============

     4         $  415,500,000          177              3            6.5              6.0
     5         $  300,000,000          357              3            6.75             6.0
     6         $  200,000,000          177              3            6.5              6.0

     --------------------
     * The Stripped Giant PCs have a weighted average interest rate of 6.5% per annum.

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

  EXHIBIT VII -- SERIES 2085 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$500,000,000
FREDDIE MAC                                                   (FREDDIE MAC LOGO)
MULTICLASS REMIC CERTIFICATES, SERIES 2085

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Freddie Mac 6.5% PCs (Gold PCs and Gold Giant PCs)
Payment Dates:         Monthly, beginning September 15, 1998
Form of Securities:    Regular (non-Retail) Classes: Book-entry (Federal Reserve
                         Banks)
                       Retail Class (UU): Book-entry (Depository Trust Company);
                         issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Donaldson, Lufkin & Jenrette Securities
                         Corporation (the "Underwriter")
Closing Date:          August 28, 1998

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 ORIGINAL                                                                        WEIGHTED AVERAGE
                                 PRINCIPAL    PRINCIPAL OR    CLASS    INTEREST     CUSIP      FINAL PAYMENT         LIFE AT
            CLASS                AMOUNT(1)    OTHER TYPE(2)   COUPON   TYPE(2)     NUMBER         DATE(3)          170% PSA(4)
            -----                ---------    -------------   ------   --------    ------      -------------     ----------------
A ............................  $57,307,000      SCH/AD        6.5%      FIX      3133TEW J 9   August 15, 2028         4.6Yrs
B  ...........................    2,569,000     PAC II/AD      6.5       FIX      3133TEW K 6   August 15, 2028        23.6
BA ...........................    2,000,000     PAC II/AD      (5)       DRB      3133TEW L 4   August 15, 2028        23.6
C ............................   63,870,000      SCH/AD        6.5       FIX      3133TEW M 2    April 15, 2028         3.5
D ............................    8,000,000      SCH/AD        6.5       FIX      3133TEW N 0   August 15, 2028        13.8
FA ...........................   25,280,125      TAC/AD        (5)     FLT/DLY    3133TEW P 5   August 15, 2028        19.2
PA ...........................   51,161,000       PAC I        6.0       FIX      3133TEW Q 3     July 15, 2017         3.5
PB ...........................   28,602,000       PAC I        6.25      FIX      3133TEW R 1 December 15, 2020         6.0
PC ...........................   24,883,000       PAC I        6.25      FIX      3133TEW S 9  October 15, 2023         7.9
PD ...........................   71,676,000       PAC I        6.25      FIX      3133TEW T 7 November 15, 2026        11.0
PE ...........................   50,318,000       PAC I        6.5       FIX      3133TEW U 4   August 15, 2028        18.1
PG ...........................   60,000,000       PAC I        6.0       FIX      3133TEW V 2 December 15, 2020         4.0
PH ...........................    5,000,000       PAC I        6.0       FIX      3133TEWW0  December 15, 2020          6.0
PI ...........................   16,633,961    NTL(PAC I)      6.5     FIX/IO     3133TEW X 8 November 15, 2026          --
PJ ...........................   25,000,000       PAC I        5.75      FIX      3133TEW Y 6  October 15, 2023         7.9
SA ...........................    5,833,875      TAC/AD        (5)     INV/DLY    3133TEX 3 3   August 15, 2028        19.2
UU............................    9,000,000   PAC II/AD/RTL    6.5       FIX      3133TEX 4 1   August 15, 2028        23.6
Z ............................    9,500,000        SUP         6.5      FIX/Z     3133TEX 5 8   August 15, 2028         2.6
R ............................            0        NPR         0.0       NPR      3133TEW Z 3   August 15, 2028          --
RS ...........................            0        NPR        0.0(6)     NPR      3133TEX 2 5   August 15, 2028          --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for the Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which the Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the rate assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.
(6) Under certain circumstances, the RS Class may receive certain payments as described under "Payments -- Interest -- Descending Rate Class" in this Supplement.

                            ----------------------------

                            DONALDSON, LUFKIN & JENRETTE
                               SECURITIES CORPORATION
                 OFFERING CIRCULAR SUPPLEMENT DATED AUGUST 6, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

     The Descending Rate Class will bear interest at the following Class
Coupons:

CLASS  ACCRUAL PERIODS 1 THROUGH 12   ACCRUAL PERIODS 13 THROUGH 24   THEREAFTER
-----  ----------------------------   -----------------------------   ----------
 BA                7.5%                           7.0%                   6.5%

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                               CLASS COUPON SUBJECT TO
                                                                             ---------------------------
         CLASS           INITIAL RATE(1)           CLASS COUPON(2)           MINIMUM RATE   MAXIMUM RATE
         -----           ---------------   -------------------------------   ------------   ------------
FA(3)...................     6.55625%      LIBOR + 0.9%                          0.9%         8.0%
SA(3)...................     6.25625       30.766667% - (LIBOR X 4.333333)       0.0         30.766667

     --------------------

     (1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
     (2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
     (3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASS

                ORIGINAL NOTIONAL
    CLASS       PRINCIPAL AMOUNT                REDUCES PROPORTIONATELY WITH
    -----       -----------------   ----------------------------------------------------
           (       $ 8,935,461      PA, PG and PH, in the aggregate (Type I PAC Classes)
           (         4,813,885      PB, PC and PD, in the aggregate (Type I PAC Classes)
     PI    (         2,884,615      PJ (Type I PAC Class)
           (       -----------
           (       $16,633,961
           (       ===========


See "Payments -- Interest -- Notional Class" in this Supplement.

ALLOCATION OF PRINCIPAL

     On each Payment Date, Freddie Mac will pay:

              - The "Z Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

SCHEDULED/  (   1. Concurrently, 44.3631606246% to A and 55.6368393754% to C and D, in
ACCRETION   (      that order, until reduced to their "Aggregate Targeted Balance" for
DIRECTED    (      that Payment Date

                2. Beginning May 15, 2018, to B, BA, FA, SA and UU, until reduced to their Aggregate Targeted Balance for that Payment Date, as follows:

TYPE II     (
PAC/        (      (a) To B, BA and UU, pro rata, until reduced to their Aggregate
ACCRETION   (          Targeted Balance for that Payment Date
DIRECTED    (

TAC/        (
ACCRETION   (      (b) To FA and SA, pro rata, while outstanding
DIRECTED    (

TYPE II     (
PAC/        (      (c) To B, BA and UU, pro rata, while outstanding
ACCRETION   (
DIRECTED    (

ACCRUAL     (   3. To Z, until retired

              - The "Asset Principal Amount" for that Payment Date to the Classes shown below in the following order of priority:

            (   1. Beginning August 15, 2000, to the Type I PAC Classes, until reduced
            (      to their Aggregate Targeted Balance for that Payment Date, as
            (      follows:
            (      (a) Concurrently, 51.5938725910% to PA and 48.4061274090% to PG, while
TYPE I      (          PA is outstanding
PAC         (      (b) Concurrently, 73.6853646770% to PB and PH, pro rata, and
            (          26.3146353230% to PG
            (      (c) To PC and PJ, pro rata, while outstanding
            (      (d) To PD and PE, in that order, while outstanding

            (   2. Concurrently, 44.3631606246% to A and 55.6368393754% to C and D, in
SCHEDULED   (      that order, until reduced to their Aggregate Targeted Balance for
            (      that Payment Date

                3. Beginning May 15, 2018, to B, BA, FA, SA and UU, until reduced to their Aggregate Targeted Balance for that Payment Date, as follows:

TYPE II     (      (a) To B, BA and UU, pro rata, until reduced to their Aggregate
PAC         (          Targeted Balance for that Payment Date

TAC         (      (b) To FA and SA, pro rata, while outstanding

TYPE II     (      (c) To B, BA and UU, pro rata, while outstanding
PAC         (

SUPPORT     (   4. To Z, until retired

                5. To B, BA, FA, SA and UU, until retired, as follows:

TYPE II     (      (a) Beginning January 15, 2018, to B, BA and UU, pro rata, until
PAC         (          reduced to their Aggregate Targeted Balance for that Payment Date

TAC         (      (b) To FA and SA, pro rata, until retired

TYPE II     (      (c) To, B, BA and UU, pro rata, until retired
PAC         (

SCHEDULED   (   6. Concurrently, 44.3631606246% to A and 55.6368393754% to C and D, in
            (      that order, until retired

TYPE I      (   7. To the Type I PAC Classes as shown in step 1 above, but without
PAC         (      regard to their Aggregate Targeted Balance, until retired

     The Aggregate Targeted Balances (shown under
"Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges and rate:

                           CLASS                              STRUCTURING RANGE OR RATE
                           -----                              -------------------------
Type I PAC Classes..........................................     100% PSA - 250% PSA
Scheduled Classes...........................................     158% PSA - 170% PSA
Type II PAC Classes.........................................     140% PSA - 200% PSA
Type II PAC and TAC Classes (Combined)......................         125% PSA

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASS

     The UU Class will be a Retail Class. Investors in the Retail Class will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Class" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   170%   250%   500%
                                 --    ----   ----   ----   ----
A.............................   22.0   10.7    4.6    3.2    1.7
B, BA and UU**................   27.9   23.5   23.6    3.2    1.3
C.............................   21.3    9.7    3.5    2.7    1.6
D.............................   27.5   19.0   13.8    6.9    2.4
FA and SA.....................   28.3   23.4   19.2    2.0    0.9
PA............................    9.9    3.5    3.5    3.5    2.8
PB and PH.....................   16.8    6.0    6.0    6.0    3.7
PC and PJ.....................   19.7    7.9    7.9    7.9    4.4
PD............................   22.5   11.0   11.0   11.0    5.9
PE............................   24.8   18.1   18.1   18.1    9.9
PG............................   11.3    4.0    4.0    4.0    3.0
Z.............................   29.4   25.9    2.6    0.7    0.3
Underlying Assets.............   21.0   11.5    8.5    6.5    3.7

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

     ** The weighted average lives shown in the table for the Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

THE ASSETS

     The Assets will consist of $500,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The assets of this Series will also include (i) a non-interest bearing cash deposit of $999.99 to be used for principal payments on the Retail Class as described in this Supplement and (ii) a non-interest bearing cash deposit of $30,000 to be used for interest payments on the BA Class as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF AUGUST 1, 1998)

                    REMAINING TERM                                   PER ANNUM
                     TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE      OF PCS
-----------------   --------------   -----------   -------------   -------------
  $500,000,000           358              2            7.13%            6.5%

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

EXHIBIT VIII -- SERIES 2081 OFFERING CIRCULAR SUPPLEMENT COVER PAGE, TERMS SHEET
                                 AND MACR TABLE
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$3,295,372,000
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2081

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier, consisting of one Upper-Tier REMIC Pool and three Lower-Tier REMIC Pools)
Underlying Assets:     Five Asset Groups, consisting of one Group of Freddie Mac
                         6.5% PCs (Gold PCs and Gold Giant PCs), two Groups of
                         Freddie Mac 6.5% Callable Pass-Through Certificates
                         (CPCs), one Group of Freddie Mac 7.5% Stripped Giant PCs
                         (or equivalent PCs) and one Group of Freddie Mac 6.0% PCs
Payment Dates:         Monthly, beginning September 15, 1998
Redemption of
  Callable Classes:    CPCs underlying Callable Classes are redeemable beginning in
                         August 1999; upon redemption the related Callable Classes
                         would be retired
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Classes (UU and VV): Book-entry (Depository Trust
                         Company); issued in $1,000 Retail Class Units
                       Residual Classes (R, RA, RB and RC): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Lehman Brothers Inc. (the "Underwriter")
Closing Date:          August 28, 1998

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

   THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON,
     ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED
 STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER
  FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT
    FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         ORIGINAL                                                                        WEIGHTED
      CLASS OF          PRINCIPAL       PRINCIPAL OR     CLASS    INTEREST   CUSIP      FINAL PAYMENT    AVERAGE
 REMIC CERTIFICATES     AMOUNT(1)      OTHER TYPE(2)     COUPON   TYPE(2)   NUMBER         DATE(3)       LIFE(4)
------------------------------------------------------------------------------------------------------------------
GROUP 1
A....................  $500,000,000        SCH/AD         6.5%      FIX    3133TG 7 F 0   August 15, 2028    5.0Yrs
FA ..................   120,458,000         SUP          (5)      FLT/DLY  3133TG A 7 4   August 15, 2028   21.3
L ...................    53,023,000         TAC           6.5      FIX/Z   3133TG A 8 2   August 15, 2028    1.4
PB ..................   244,976,000         PAC           6.25      FIX    3133TG A A 7     June 15, 2024    8.0
PC ..................   234,586,000         PAC           6.25      FIX    3133TG A B 5  October 15, 2026   11.0
PD ..................   232,466,000         PAC           6.5       FIX    3133TG A C 3   August 15, 2028   17.5
PE ..................   372,850,000         PAC           6.0       FIX    3133TG A D 1    April 15, 2016    2.9
PG ..................   111,000,000         PAC           6.0       FIX    3133TG A E 9     July 15, 2018    4.8
PH ..................   156,459,000         PAC           6.0       FIX    3133TG A F 6    March 15, 2021    6.0
PI ..................    25,000,000       NTL(PAC)        6.5     FIX/IO   3133TG A G 4 November 15, 2016     --
PJ ..................    34,830,538       NTL(PAC)        6.5     FIX/IO   3133TG A H 2     June 15, 2024     --
PK ..................     9,022,538       NTL(PAC)        6.5     FIX/IO   3133TG A J 8  October 15, 2026     --
PL ..................    10,000,000         PAC           5.75      FIX    3133TG A K 5     June 15, 2024    8.0
SA ..................    37,064,000         SUP          (5)      INV/DLY  3133TG A P 4   August 15, 2028   21.3
GROUP 2
CA ..................   500,000,000     Callable/SEQ      6.77      FIX    3133TG A V 1 December 15, 2026    6.0
CB ..................    20,770,000     Callable/SEQ      0.0       PO     3133TG A W 9 December 15, 2026    6.0
CD ..................    86,970,000     Callable/SEQ      7.0       FIX    3133TG A X 7   August 15, 2028   20.2
CE ..................     6,690,000     Callable/SEQ      0.0       PO     3133TG A Y 5   August 15, 2028   20.2
GROUP 3
BA ..................   100,000,000   Callable/TAC/AD     6.65      FIX    3133TG A Q 2  January 15, 2027    6.3
BC ..................     2,308,000   Callable/TAC/AD     0.0       PO     3133TG A R 0  January 15, 2027    6.3
BD ..................     5,918,000     Callable/SEQ      7.0       FIX    3133TG A S 8   August 15, 2028   20.9Yrs

                         ORIGINAL                                                                        WEIGHTED
      CLASS OF          PRINCIPAL       PRINCIPAL OR     CLASS    INTEREST   CUSIP      FINAL PAYMENT    AVERAGE
 REMIC CERTIFICATES     AMOUNT(1)      OTHER TYPE(2)     COUPON   TYPE(2)   NUMBER         DATE(3)       LIFE(4)
------------------------------------------------------------------------------------------------------------------
BE ..................  $    994,000     Callable/SEQ      0.0%      PO     3133TG A T 6   August 15, 2028   20.9
BZ ..................       840,000     Callable/SUP      6.5      FIX/Z   3133TG A U 3 February 15, 2027    0.4
UU...................     6,000,000   Callable/SEQ/RTL    6.75      FIX    3133TG B 3 2   August 15, 2028   20.9
VV...................     4,000,000   Callable/SEQ/RTL    7.0       FIX    3133TG B 4 0   August 15, 2028   20.9
GROUP 4
EB ..................    25,000,000         SEQ           7.5       FIX    3133TG A 3 3    March 15, 2022    1.7
EC ..................    25,000,000         SEQ           0.0       PO     3133TG A 4 1   August 15, 2028    8.2
ED ..................    25,000,000       NTL(SEQ)        7.5     FIX/IO   3133TG A 5 8   August 15, 2028     --
GROUP 5
DB ..................   257,640,000         SEQ           5.5       FIX    3133TG 7 H 6      May 15, 2025    4.9
DH ..................    24,010,000         SEQ           6.0       FIX    3133TG 7 J 2 February 15, 2026   12.7
DU ..................    34,249,000        AD/SEQ         6.0       FIX    3133TG 7 L 7     June 15, 2009    6.0
DV ..................    20,081,000        AD/SEQ         6.0       FIX    3133TG 7 M 5   August 15, 2013   12.8
DZ ..................    37,610,000         SEQ           6.0      FIX/Z   3133TG A 2 5   August 15, 2028   19.4
F ...................    64,410,000         SEQ          (5)        FLT    3133TG A 6 6      May 15, 2025    4.9
S ...................    64,410,000       NTL(SEQ)       (5)      INV/IO   3133TG A N 9      May 15, 2025     --
RESIDUAL
R ...................             0         NPR           0.0       NPR    3133TG A L 3   August 15, 2028     --
RA ..................             0         NPR           0.0       NPR    3133TG A Z 2   August 15, 2028     --
RB ..................             0         NPR           0.0       NPR    3133TG B 2 4   August 15, 2028     --
RC ..................             0         NPR           0.0       NPR    3133TGAM1    August 15, 2028      --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 175% PSA for the Group 1 and Group 2 Classes, 170% PSA for the Group 3 Classes, 294% PSA for the Group 4 Classes and 150% PSA for the Group 5 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                                LEHMAN BROTHERS
               OFFERING CIRCULAR SUPPLEMENT DATED AUGUST 4, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The BC, BE, CB, CE and EC Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                              CLASS COUPON SUBJECT TO
                        INITIAL                             ---------------------------
        CLASS           RATE(1)        CLASS COUPON(2)      MINIMUM RATE   MAXIMUM RATE
        -----           -------    -----------------------  ------------   ------------
F.....................  5.9875%    LIBOR + 0.3%                 0.3%           8.0%
FA(3).................  6.35       LIBOR + 0.7%                 0.7            8.5
S.....................  2.0125     7.7% - LIBOR                 0.0            7.7
SA(3).................  6.9875     25.35% - (LIBOR X 3.25)      0.0           25.35

     -------------------------
     (1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
     (2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
     (3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT       REDUCES PROPORTIONATELY WITH
-----  -----------------   -----------------------------------
ED       $ 25,000,000      EC (Sequential Pay Class)
PI       $ 23,253,711      PE (PAC Class)
            1,746,289      First $28,000,000 of PG (PAC Class)
         ------------
         $ 25,000,000
         ============
PJ       $  9,422,154      PB (PAC Class)
            5,427,058      PE (PAC Class)
              407,557      First $28,000,000 of PG (PAC Class)
            6,384,615      Last $83,000,000 of PG (PAC Class)
           12,035,308      PH (PAC Class)
            1,153,846      PL (PAC Class)
         ------------
         $ 34,830,538
         ============
PK       $  9,022,538      PC (PAC Class)
S        $ 64,410,000      F (Sequential Pay Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

ACCRETION   (
DIRECTED    ( - The "L Accrual Amount" for that Payment Date to A, until reduced to
AND         (   its "Higher Targeted Balance" for that Payment Date, and then to L
ACCRUAL     (

              - The "Group 1 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

            (   1. Beginning February 15, 2000, to the PAC Classes, until reduced to
            (      their "Targeted Balances" for that Payment Date, allocated as
            (      follows:
PAC         (      (a) To PE, PG and PH, in that order
            (      (b) To PB and PL, pro rata
            (      (c) To PC and PD, in that order

SCHEDULED   (   2. To A, until reduced to its Higher Targeted Balance for that Payment
            (      Date

TAC         (   3. To L, until reduced to its Targeted Balance for that Payment Date

SCHEDULED   (   4. To A, until reduced to its "Lower Targeted Balance" for that Payment
            (      Date

SUPPORT     (   5. To FA and SA, pro rata, until retired

TAC         (   6. To L, until retired

SCHEDULED   (   7. To A, until retired

PAC         (   8. To the PAC Classes described in step 1 above, but without regard to
            (      their Targeted Balances, until retired

              - The "Group 2 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

SEQUENTIAL  (   1. To CA and CB, pro rata, until retired
PAY         (   2. To CD and CE, pro rata, until retired

ACCRETION   ( - The "BZ Accrual Amount" for that Payment Date to BA and BC, pro rata,
DIRECTED    (   until reduced to their "Aggregate Targeted Balance" for that Payment
AND         (   Date, and then to BZ
ACCRUAL     (

              - The "Group 3 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

TAC         (   1. To BA and BC, pro rata, until reduced to their Aggregate Targeted
            (      Balance for that Payment Date

SUPPORT     (   2. To BZ, until retired

TAC         (   3. To BA and BC, pro rata, until retired

SEQUENTIAL  (   4. To BD, BE, UU and VV, pro rata, until retired
PAY         (

SEQUENTIAL  ( - The "Group 4 Asset Principal Amount" for that Payment Date to EB and
PAY         (   EC, in that order, until retired

ACCRETION   (
DIRECTED    ( - The "DZ Accrual Amount" for that Payment Date to DU and DV, in that
AND         (   order, until retired, and then to DZ
ACCRUAL     (

            -  The "Group 5 Asset Principal Amount" for that Payment Date to the
               Classes shown below in the following order of priority:

SEQUENTIAL  (  1. To DB and F, pro rata, until retired
PAY         (  2. To DH, DU, DV and DZ, in that order, until retired

     The Aggregate Targeted Balances and Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring range or rates:

                           CLASS                              STRUCTURING RANGE OR RATE
                           -----                              -------------------------
GROUP 1
PAC
  PB, PC, PD, PE, PG, PH and PL.............................     100% PSA - 250% PSA
Scheduled
  A (Higher)................................................         130% PSA
  A (Lower).................................................         175% PSA
TAC
  L.........................................................         175% PSA
GROUP 3
TAC
  BA and BC.................................................         120% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class.

     See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASSES

     The UU and VV Classes will be Retail Classes. Investors in the Retail Classes will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Classes" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and three "Lower-Tier REMIC Pools" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R, RA, RB and RC Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   175%   250%   500%
                                 --    ----   ----   ----   ----
A.............................   20.8   11.3    5.0    3.4    1.6
FA and SA.....................   29.6   27.0   21.3    1.8    0.7
L.............................   28.3   21.7    1.4    1.4    1.1
PA............................   12.3    4.0    4.0    4.0    2.9
PB and PL.....................   20.4    8.0    8.0    8.0    4.4
PC............................   23.0   11.0   11.0   11.0    5.9
PD............................   25.0   17.5   17.5   17.5    9.6
PE............................    9.1    2.9    2.9    2.9    2.5
PG............................   15.4    4.8    4.8    4.8    3.2
PH............................   17.6    6.0    6.0    6.0    3.6
Group 1 Assets................   21.0   11.4    8.3    6.4    3.6

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   175%   300%   500%
                                 --    ----   ----   ----   ----
REDEMPTION ON AUGUST 15, 1999
CA and CB.....................    1.0    0.9    0.9    0.9    0.9
CD and CE.....................    1.0    1.0    1.0    1.0    1.0
Group 2 Asset.................    1.0    1.0    0.9    0.9    0.9
REDEMPTION ON AUGUST 15, 2003
CA and CB.....................    4.9    4.2    3.9    3.3    2.5
CD and CE.....................    5.0    5.0    5.0    5.0    5.0
Group 2 Asset.................    4.9    4.4    4.0    3.5    2.9
NO REDEMPTION
CA and CB.....................   19.6    8.8    6.0    3.9    2.6
CD and CE.....................   29.2   24.9   20.2   13.8    8.6
Group 2 Asset.................   21.0   11.3    8.2    5.4    3.5

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   170%   300%   500%
                                 --    ----   ----   ----   ----
REDEMPTION ON AUGUST 15, 1999
BA and BC.....................    1.0    0.9    0.9    0.9    0.9
BD, BE, UU** and VV**.........    1.0    1.0    1.0    1.0    1.0
BZ............................    1.0    1.0    0.4    0.2    0.1
Group 3 Asset.................    1.0    1.0    0.9    0.9    0.9
REDEMPTION ON AUGUST 15, 2003
BA and BC.....................    4.8    4.2    3.9    3.3    2.6
BD, BE, UU** and VV**.........    5.0    5.0    5.0    5.0    5.0
BZ............................    5.0    5.0    0.4    0.2    0.1
Group 3 Asset.................    4.9    4.4    4.0    3.5    2.9
NO REDEMPTION
BA and BC.....................   19.2    8.7    6.3    4.0    2.7
BD, BE, UU** and VV**.........   29.2   25.2   20.9   14.2    8.8
BZ............................   28.2   20.8    0.4    0.2    0.1
Group 3 Asset.................   21.0   11.3    8.3    5.4    3.5

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, a redemption of a Callable Asset may occur on a date other than a date shown and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.
     ** The weighted average lives shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   294%   450%   600%
                                 --    ----   ----   ----   ----
EB............................   16.0    4.3    1.7    1.1    0.9
EC............................   27.1   17.1    8.2    5.4    3.9
Group 4 Assets................   21.6   10.7    4.9    3.2    2.4

     Group 5

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   150%   300%   500%
                                 --    ----   ----   ----   ----
DA, DB, DJ and F..............   18.0    6.7    4.9    2.6    1.6
DH............................   27.1   16.5   12.7    6.9    4.1
DU............................    6.0    6.0    6.0    5.4    3.9
DV............................   13.0   13.0   12.8    8.5    5.5
DZ............................   28.8   22.4   19.4   13.2    8.5
Group 5 Assets................   20.8   10.5    8.3    4.8    2.9

THE ASSETS

     The Group 1 Assets will consist of $2,072,882,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 4 Assets will consist of $50,000,000 of (i) Freddie Mac Stripped Giant Mortgage Participation Certificates ("Stripped Giant PCs") with a weighted average interest rate of 7.5% at all times, backed by Freddie Mac 7.5% PCs and/or (ii) Freddie Mac 7.5% PCs. Any such Stripped Giant PCs will be from Freddie Mac's Gold MACS (Modifiable And Combinable Securities), Series 195 ("Series 195"), or will be equivalent Stripped Giant PCs from another Series.

     The Group 5 Assets will consist of $438,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 and Group 3 Assets (the "Callable Assets") will have the following characteristics:

                                      PRINCIPAL AMOUNT
                                         IN RELATED
                PERCENTAGE OF CLASS      LOWER-TIER
                    IN RELATED           REMIC POOL
ASSET               LOWER-TIER         AS OF CLOSING      AUGUST 1998     CLASS    PRINCIPAL TYPE/
GROUP   CLASS       REMIC POOL              DATE          CLASS FACTOR    COUPON   INTEREST TYPE(1)   FINAL PAYMENT DATE
-----  -------  -------------------   ----------------   --------------   ------   ----------------   ------------------
  2    C085-A1     100%                 $614,430,000       1.0000000       6.5%     Callable/FIX       August 15, 2028
  3    C085-A2     100%                 $120,060,000       1.0000000       6.5%     Callable/FIX       August 15, 2028

---------------

(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     Each of the Callable Assets may be redeemed by Freddie Mac at the direction of the holder of the related Call Class of Series C085 on any Payment Date beginning in August 1999 if, as of the time Freddie Mac receives telephonic notice of intention to redeem, the related Giant PC has a market value that exceeds its principal amount.

     A redemption is most likely to occur if prevailing interest rates have declined. Upon a redemption of a Callable Asset, investors in the related Securities will receive the outstanding principal amount of the investors' Securities, plus interest (if any), calculated as described under "General Information -- Structure of Transaction -- The Callable Assets" in this Supplement.

     The assets of this Series will also include a non-interest bearing cash deposit of $1,999.98 to be used for principal payments on the Retail Classes as described in this Supplement.

     See "Payments -- Redemption and Exchange" in the Callable Asset Offering Circular, "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement and Exhibit I to this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF AUGUST 1, 1998)

                                  REMAINING TERM                                   PER ANNUM
                                   TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP   PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------   -----------------   --------------   -----------   -------------   --------------
     1         $2,072,882,000          357              3            7.10%            6.5%
     2            614,430,000          355              5            7.15             6.5
     3            120,060,000          355              5            7.15             6.5
     4             50,000,000          336             18            8.037            7.5
     5            438,000,000          342             18            6.75             6.0

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                                                                      APPENDIX 1

                             AVAILABLE COMBINATIONS

                      REMIC CERTIFICATES                                                 MACR CERTIFICATES
--------------------------------------------------------------   -----------------------------------------------------------------
                  ORIGINAL PRINCIPAL
                     OR NOTIONAL                                 MACR     MAXIMUM ORIGINAL         EXCHANGE        PRINCIPAL OR
     CLASS         PRINCIPAL AMOUNT    EXCHANGE PROPORTIONS(1)   CLASS    PRINCIPAL AMOUNT      PROPORTIONS(1)     OTHER TYPE(2)
     -----        ------------------   -----------------------   -----  ---------------------   --------------   -----------------
COMBINATION 1
DB                   $257,640,000           80.0%                 DA        $322,050,000             100%               SEQ
F                      64,410,000           20.0
S                      64,410,000                (5)
COMBINATION 2
DB                   $150,290,000           70.0%                 DJ        $214,700,000             100%               SEQ
F                      64,410,000           30.0
S                      64,410,000                (5)
COMBINATION 3
PE                   $372,850,000           58.2296984737%        PA        $640,309,000             100%               PAC
PG                    111,000,000           17.3353802617
PH                    156,459,000           24.4349212646

                                             MACR CERTIFICATES
----------------  -----------------------------------------------------------------------

                  CLASS    INTEREST     CUSIP                            WEIGHTED AVERAGE
     CLASS        COUPON   TYPE(2)     NUMBER    FINAL PAYMENT DATE(3)       LIFE(4)
     -----        ------   --------   ---------  ---------------------   ----------------
COMBINATION 1
DB                6.00%      FIX      3133TG 7 G 8      May 15, 2025            4.9Yrs
F
COMBINATION 2
DB                6.25%      FIX      3133TG 7 K 9      May 15, 2025            4.9Yrs
F
COMBINATION 3
PE                6.00%      FIX      3133TG A 9 0    March 15, 2021            4.0Yrs
PG
PH

---------------

(1) Exchange proportions shown are constant proportions of the original principal amounts of the Classes of REMIC Certificates or MACR Certificates. In accordance with the exchange proportions, REMIC Certificates may be exchanged for MACR Certificates, and vice versa.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 150% PSA for the DA and DJ Classes and 175% PSA for the PA Class. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the MACR Classes may differ significantly from those shown.
(5) The original notional principal amount of the S Class being exchanged equals the original principal amount of the F Class being exchanged.

  EXHIBIT IX -- SERIES 2136 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$2,505,000,000
FREDDIE MAC                                                   (FREDDIE MAC LOGO)
MULTICLASS REMIC CERTIFICATES AND
MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2136

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Six Asset Groups, consisting of three Groups of Freddie Mac
                         6.5% 30-year PCs (Gold PCs and Gold Giant PCs), one Group
                         of Freddie Mac 6.0% 30-year PCs and two Groups of Freddie
                         Mac 7.0% 30-year PCs
Payment Dates:         Monthly, beginning in April 1999
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Classes (DD, EE, UU and VV): Book-entry (Depository
                         Trust Company); issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Lehman Brothers Inc. (the "Underwriter")
Closing Date:          March 30, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

   THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON,
     ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED
 STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER
  FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT
    FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


      CLASS OF           ORIGINAL                                                                       WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST    CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)    NUMBER         DATE(3)         LIFE(4)
------------------------------------------------------------------------------------------------------------------
GROUP 1
AM...................  $309,876,000        TAC        6.0%      FIX     3133TK 5 Z 9   January 15, 2028     4.3Yrs
AN ..................    37,209,000        TAC        6.0       FIX     3133TK 6 A 3     March 15, 2029    11.0
BA ..................       998,000        SUP        0.0       PO      3133TK 6 C 9     March 15, 2029    18.9
F ...................   115,695,000        TAC       (5)        FLT     3133TK 6 N 5     March 15, 2029     5.0
FB ..................    16,875,000        SUP       (5)      FLT/DLY   3133TK 6 P 0     March 15, 2029    18.9
FD ..................    21,619,813      SUP/TAC     (5)      FLT/DLY   3133TK 6 Q 8     March 15, 2029    13.3
FX ..................    27,000,000        SUP       (5)      FLT/DLY   3133TK 6 U 9     March 15, 2029    18.9
S ...................   115,695,000     NTL(TAC)     (5)      INV/IO    3133TK A K 6     March 15, 2029      --
SA ..................     2,250,000        TAC       (5)      INV/DLY   3133TK A L 4     March 15, 2029    13.3
SD ..................     2,739,187        SUP       (5)      INV/DLY   3133TKAM2   December 15, 2027      13.3
SR ..................     3,125,000        SUP       (5)      INV/DLY   3133TK A S 9     March 15, 2029    18.9
SW ..................       800,000        SUP       (5)      INV/DLY   3133TK A T 7     March 15, 2029    18.9
SX ..................     3,444,000        SUP       (5)      INV/DLY   3133TK A U 4     March 15, 2029    18.9
SY ..................       756,000        SUP       (5)      INV/DLY   3133TK A V 2     March 15, 2029    18.9
UA ..................     1,231,000        SUP        0.0       PO      3133TKAW0      March 15, 2029      18.9
VV ..................     5,942,000      SUP/RTL      6.75      FIX     3133TK A Z 3     March 15, 2029    18.9
Z ...................       440,000        SEQ        6.5      FIX/Z    3133TK B 2 5     March 15, 2029    28.2
GROUP 2
DB ..................    66,550,000      SCH/AD       6.0       FIX     3133TK 6 G 0     March 15, 2029     4.0
DC ..................    14,350,000        TAC        6.0       FIX     3133TK 6 H 8     March 15, 2029    14.4
DD ..................     1,000,000      SUP/RTL      7.0       FIX     3133TK 6 J 4     March 15, 2029    22.1
EB ..................     3,873,125        SUP        0.0       PO      3133TK 6 K 1     March 15, 2029    22.1
EC ..................     2,000,000        SUP       (5)        DRB     3133TK 6 L 9     March 15, 2029    22.1
EE ..................     1,000,000      SUP/RTL      6.0       FIX     3133TK 6 M 7     March 15, 2029    22.1
FE ..................    27,992,875        SUP       (5)      FLT/DLY   3133TK 6 R 6     March 15, 2029    22.1
G ...................    35,000,000      SCH/AD       6.0       FIX     3133TK 6 V 7     March 15, 2029     7.2
GZ ..................     3,150,000        TAC        6.0      FIX/Z    3133TK 7 A 2     March 15, 2029     1.7
H ...................    12,557,000      SUP/AD       7.0       FIX     3133TK 7 B 0     March 15, 2029    23.3
HA ..................     2,093,000      SUP/AD       0.0       PO      3133TK 7 C 8     March 15, 2029    23.3
PA ..................    43,590,000        PAC        6.0       FIX     3133TK 7 J 3 September 15, 2020     4.0
PC ..................    17,000,000        PAC        6.0       FIX     3133TK 7 K 0  December 15, 2014     2.9
PD ..................    25,000,000        PAC        6.0       FIX     3133TK 7 L 8     April 15, 2023     6.0
PE ..................   104,767,000        PAC        6.0       FIX     3133TK 7 M 6   January 15, 2028    11.0
PG ..................    34,975,000        PAC        6.0       FIX     3133TK A 2 6     March 15, 2029    19.5
PH ..................    44,843,000        PAC        6.0       FIX     3133TK A 3 4     April 15, 2023     6.8
PJ ..................    50,000,000        PAC        6.0       FIX     3133TK A 4 2      July 15, 2018     3.5
SE ..................     2,500,000        SUP       (5)      INV/DLY   3133TK A N 0     March 15, 2029    22.1
SF ..................     3,459,000        SUP       (5)      INV/DLY   3133TK A P 5     March 15, 2029    22.1
UU ..................     2,000,000      SUP/RTL      6.5       FIX     3133TK A X 8     March 15, 2029    22.1
ZR ..................     2,300,000        TAC        6.0      FIX/Z    3133TK B A 7     March 15, 2029     0.7
GROUP 3
AB ..................    75,600,000      SCH/AD       6.5       FIX     3133TK 5 T 3     March 15, 2029     4.0
AC ..................    50,000,000      SCH/AD       6.4       FIX     3133TK 5 U 0     March 15, 2029     4.0
AI ..................       714,285    NTL(SCH/AD)    7.0     FIX/IO    3133TK 5 W 6     March 15, 2029      --
FG ..................   150,000,000        PT        (5)        FLT     3133TK 6 S 4     March 15, 2029     5.7Yrs

      CLASS OF           ORIGINAL                                                                       WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST    CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)    NUMBER         DATE(3)         LIFE(4)
------------------------------------------------------------------------------------------------------------------
QA ..................  $ 35,000,000        PAC        6.0%      FIX     3133TK A C 4    August 15, 2026     4.0
QB ..................    33,944,000        PAC        6.5       FIX     3133TK A D 2     March 15, 2029    10.0
QC ..................     9,641,642     NTL(PAC)      7.0     FIX/IO    3133TK A E 0    August 15, 2026      --
QD ..................    76,910,000        PAC        5.85      FIX     3133TK A F 7    August 15, 2026     4.0
SG ..................   150,000,000      NTL(PT)     (5)      INV/IO    3133TK A Q 3     March 15, 2029      --
ZA ..................    13,046,000        TAC        6.5      FIX/Z    3133TK B 3 3     March 15, 2029     0.5
ZB ..................    15,500,000        SUP        6.5      FIX/Z    3133TK B 4 1     March 15, 2029    16.6
GROUP 4
FM ..................    15,400,000      CPT/SUP     (5)      FLT/DLY   3133TK 6 T 2     March 15, 2029    21.7
MB ..................    40,450,000      SCH/AD       6.5       FIX     3133TK 7 E 4     March 15, 2029     4.0
MC ..................     1,354,000      CPT/SUP      0.0       PO      3133TK 7 F 1     March 15, 2029    21.7
MD ..................     9,067,000        SUP        6.5       FIX     3133TK 7 G 9      June 15, 2028    14.0
N ...................     5,000,000      SCH/AD       6.5       FIX     3133TK 7 H 7     March 15, 2029     7.1
PK ..................    18,474,000        PAC        6.0       FIX     3133TK A 5 9 September 15, 2022     4.0
PL ..................    44,790,000        PAC        6.0       FIX     3133TK A 6 7      July 15, 2018     2.9
PM ..................    26,500,000        PAC        6.0       FIX     3133TK A 7 5  November 15, 2022     6.0
PN ..................    16,510,000        PAC        6.5       FIX     3133TK A 8 3      June 15, 2024     7.9
PQ ..................    41,424,000        PAC        6.5       FIX     3133TK A 9 1   October 15, 2027    11.0
PR ..................    22,247,000        PAC        6.5       FIX     3133TK A A 8     March 15, 2029    18.5
PY ..................     6,904,923     NTL(PAC)      6.5     FIX/IO    3133TK A B 6  November 15, 2022      --
SM ..................     2,200,000      CPT/SUP     (5)      INV/DLY   3133TK A R 1     March 15, 2029    21.7
ZM ..................     6,584,000      CPT/SUP      6.5      FIX/Z    3133TK B 9 0    August 15, 2028     1.4
GROUP 5
AJ ..................    39,900,000      SCH/AD       6.5       FIX     3133TK 5 X 4      July 15, 2026     4.0
AK ..................    75,000,000      SCH/AD       6.6       FIX     3133TK 5 Y 2      July 15, 2026     4.0
AY ..................     7,135,714    NTL(SCH/AD)    7.0     FIX/IO    3133TK 6 B 1      July 15, 2026      --
GA ..................   112,027,000        PAC        5.85      FIX     3133TK 6 W 5   October 15, 2025     4.0
GB ..................    42,405,000        PAC        6.5       FIX     3133TK 6 X 3  December 15, 2028     9.9
GC ..................     5,000,000        PAC        6.5       FIX     3133TK 6 Y 1     March 15, 2029    15.4
GD ..................    21,790,507     NTL(PAC)      7.0     FIX/IO    3133TK 6 Z 8     March 15, 2029      --
ZD ..................    10,118,000        SUP        7.0      FIX/Z    3133TK B 6 6     March 15, 2029    18.9
ZE ..................     5,500,000        SUP        7.0      FIX/Z    3133TK B 7 4 September 15, 2026    12.4
ZG ..................    10,050,000        TAC        7.0      FIX/Z    3133TK B 8 2    August 15, 2026     0.5
GROUP 6
BM ..................   338,180,000        SEQ        6.5       FIX     3133TK 6 E 5     March 15, 2026     5.1
BN ..................    27,420,000        SEQ        6.5       FIX     3133TK 6 F 2  December 15, 2026    12.6
VE ..................    59,400,000      AD/SEQ       6.5       FIX     3133TK A Y 6  February 15, 2016     9.6
ZC ..................    30,000,000        SEQ        6.5      FIX/Z    3133TK B 5 8     March 15, 2029    19.9
RESIDUAL
R ...................             0        NPR        0.0       NPR     3133TK A H 3     March 15, 2029      --
RS ..................             0        NPR       0.0(6)     NPR     3133TK A J 9     March 15, 2029      --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 215% PSA for the Group 1 Classes, 140% PSA for the Group 2 Classes, 256% PSA for the Group 3 Classes, 170% PSA for the Group 4 and Group 6 Classes and 230% PSA for the Group 5 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.
(6) Under certain circumstances, the RS Class may receive certain additional payments as described under "Payments -- Interest -- Descending Rate Class" in this Supplement.

                            ------------------------

                                LEHMAN BROTHERS
              OFFERING CIRCULAR SUPPLEMENT DATED FEBRUARY 9, 1999

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The Descending Rate Class will bear interest at the following Class
Coupons:

                                              ACCRUAL PERIODS
                   CLASS                       1 THROUGH 12     THEREAFTER
                   -----                      ---------------   ----------
EC..........................................        7.0%           6.5%

     The BA, EB, HA, MC and UA Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                          CLASS COUPON SUBJECT TO
                                                                        ---------------------------
        CLASS          INITIAL RATE(1)          CLASS COUPON(2)         MINIMUM RATE   MAXIMUM RATE
        -----          ---------------   -----------------------------  ------------   ------------
F....................      5.28%         LIBOR + 0.35%                      0.35%         8.0%
FB(3)................      5.88          LIBOR + 0.95%                      0.95          8.0
FD(3)................      5.88          LIBOR + 0.95%                      0.95          8.0
FE(3)................      5.88          LIBOR + 0.95%                      0.95          8.0
FG...................      5.28          LIBOR + 0.35%                      0.35          8.0
FM(3)................      5.88          LIBOR + 0.95%                      0.95          8.0
FX(3)................      5.88          LIBOR + 0.95%                      0.95          8.0
S....................      2.72          7.65% - LIBOR                      0             7.65
SA(3)................      9.18663       30.55% - (LIBOR X 4.33334)         0            30.55
SD(3)................      9.18663       30.55% - (LIBOR X 4.33334)         0            30.55
SE(3)................     11.02701       36.6709% - (LIBOR X 5.2016)        0            36.6709
SF(3)................      9.18663       30.55% - (LIBOR X 4.33334)         0            30.55
SG...................      2.72          7.65% - LIBOR                      0             7.65
SM(3)................     14.84          49.35% - (LIBOR X 7.0)             0            49.35
SR(3)................     11.448         38.07% - (LIBOR X 5.4)             0            38.07
SW(3)................     11.448         38.07% - (LIBOR X 5.4)             0            38.07
SX(3)................     11.65608       44.12195% - (LIBOR X 6.58537)      0            44.12195
SY(3)................     10.5           211.5% - (LIBOR X 30.0)            0            10.5

     -------------------------
     (1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
     (2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
     (3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT                       REDUCES PROPORTIONATELY WITH
-----  -----------------   ------------------------------------------------------------------
AI       $    714,285      AC (Scheduled/Accretion Directed Class)
AY       $  7,135,714      AJ and AK, in the aggregate (Scheduled/Accretion Directed Classes)

      (  $ 18,404,436      GA (PAC Class)
      (     3,386,071      GB and GC, in the aggregate (PAC Classes)
GD    (  ------------
      (  $ 21,790,507
      (  ============

PY       $  6,904,923      PK, PL and PM, in the aggregate (PAC Classes)
QC       $  9,641,642      QA and QD, in the aggregate (PAC Classes)
S        $115,695,000      F (TAC Class)
SG       $150,000,000      FG (Pass-Through Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                  ORIGINAL
DESIGNATION   PRINCIPAL AMOUNT   PRINCIPAL TYPE*
-----------   ----------------   ---------------
    FM-1        $14,434,000            SUP
    FM-2            966,000            SUP
                -----------
                $15,400,000
                ===========
    MC-1        $ 1,269,000            SUP
    MC-2             85,000            SUP
                -----------
                $ 1,354,000
                ===========
    SM-1        $ 2,062,000            SUP
    SM-2            138,000            SUP
                -----------
                $ 2,200,000
                ===========
    ZM-1        $ 5,789,000            SUP
    ZM-2            795,000            SUP
                -----------
                $ 6,584,000
                ===========

           -------------------------------------
           * See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

See "Payments -- Principal -- Component Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                    GROUP 1

        - The "Group 1 Asset Principal Amount" and the "Z Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

TAC      (  1. Concurrently, 75% to AM and AN, in that order, and 25% to F, until
         (     reduced to their "Aggregate Targeted Balance" for that Payment Date

            2. Concurrently:

         (     (a) 55.1279096566% as follows:
SUPPORT  (         (i)  Concurrently, 81.2500034225% to FD and 18.7499965775% to SD,
         (              until SD is retired
         (         (ii) To FX, SW, SX, SY and UA, pro rata, until retired

                           (b) 44.8720903434% as follows:

TAC                   (       (i) Concurrently, 81.25% to FD and 18.75% to SA, until SA is
                      (           reduced to its "Targeted Balance" for that Payment Date

SUPPORT               (      (ii) To BA, FB, SR and VV, pro rata, until retired

TAC                   (     (iii) Concurrently, 81.25% to FD and 18.75% to SA, until SA is
                      (           retired

TAC                   (  3. Concurrently, 75% to AM and AN, in that order, and 25% to F, until
                      (     retired

SEQUENTIAL            (  4. To Z, until retired
PAY                   (

                                                    GROUP 2

ACCRETION             ( - The "ZR Accrual Amount" for that Payment Date to DB, until reduced to
DIRECTED              (   its "First Targeted Balance" for that Payment Date, and then to ZR
AND ACCRUAL           (

                        - The "GZ Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

                      (  1. To G, until reduced to its First Targeted Balance for that Payment
                      (     Date
                      (
ACCRETION             (  2. To GZ, until reduced to its Targeted Balance for that Payment Date
DIRECTED              (
AND ACCRUAL           (  3. To G, until reduced to its "Second Targeted Balance" for that
                      (     Payment Date
                      (
                      (  4.  To H and HA, pro rata, until retired
                      (
                      (  5. To GZ

                        - The "Group 2 Asset Principal Amount" for that Payment Date to the
                          Classes shown below in the following order of priority:

                      (  1. Beginning January 15, 2001, to the PAC Classes, until reduced to
                      (     their Aggregate Targeted Balance for that Payment Date, allocated as
                      (     follows:
                      (
                      (    (a) Concurrently:
                      (
PAC                   (       (i) 31.4493468490% to PA and PH, in that order, while outstanding
                      (
                      (      (ii) 23.2773384026% to PC and PD, in that order, while outstanding
                      (
                      (     (iii) 45.2733147484% to PJ and PH, in that order, while outstanding
                      (
                      (    (b) To PE and PG, in that order

                         2. Concurrently:

                           (a) 70.6381203948% as follows:

SCHEDULED             (        (i) To DB, until reduced to its First Targeted Balance for that
                      (            Payment Date

TAC                   (       (ii) To ZR, until reduced to its Targeted Balance for that Payment
                      (            Date

SCHEDULED             (      (iii) To DB, until reduced to its Second Targeted Balance for that
                      (            Payment Date

TAC                   (       (iv) Beginning January 15, 2000, to DC, until reduced to its
                      (            Targeted Balance for that Payment Date

SCHEDULED      (              (v) To DB, until reduced to its "Third Targeted Balance" for that
               (                  Payment Date

SUPPORT        (             (vi) To DD, EB, EC, EE, FE, SE, SF and UU, pro rata, until retired

TAC            (            (vii) To DC, until retired
               (
               (           (viii) To ZR, until retired

SCHEDULED      (             (ix) To DB, until retired

                       (b) 29.3618796052% as follows:

SCHEDULED      (              (i) To G, until reduced to its First Targeted Balance for that
               (                  Payment Date

TAC            (             (ii) To GZ, until reduced to its Targeted Balance for that Payment
               (                  Date

SCHEDULED      (            (iii) To G, until reduced to its Second Targeted Balance for that
               (                  Payment Date

SUPPORT        (             (iv) To H and HA, pro rata, until retired

TAC            (              (v) To GZ, until retired

SCHEDULED      (             (vi) To G, until retired

PAC            (    3. To the PAC Classes as described in Step 1, but without regard to
               (       their Aggregate Targeted Balance, until retired

                                                GROUP 3

                    - The "ZA/ZB Accrual Amount" for that Payment Date to the Classes shown in below in the following order of priority:

               (       (a) To AB and AC, pro rata, until reduced to their "First Aggregate
               (           Targeted Balance" for that Payment Date
               (
ACCRETION      (       (b) To ZA, until reduced to its Targeted Balance for that Payment
DIRECTED       (           Date
AND ACCRUAL    (       (c) To AB and AC, pro rata, until reduced to their "Second Aggregate
               (           Targeted Balance" for that Payment Date
               (
               (       (d) To ZB, until retired
               (
               (       (e) To ZA

PASS-          (    - 1/3rd of the "Group 3 Asset Principal Amount" for that Payment Date to
THROUGH        (      FG, until retired

                    - 2/3rds of the Group 3 Asset Principal Amount for that Payment Date to the Classes shown below in the following order of priority:

               (     1. Beginning March 15, 2000, to the PAC Classes, until reduced to their
               (        Aggregate Targeted Balance for that Payment Date, allocated as
PAC            (        follows:
               (
               (       (a) To QA and QD, pro rata, while outstanding
               (
               (       (b) To QB

SCHEDULED      (   2. To AB and AC, pro rata, until reduced to their First Aggregate
               (      Targeted Balance for that Payment Date

TAC            (   3. To ZA, until reduced to its Targeted Balance for that Payment Date

SCHEDULED      (   4. To AB and AC, pro rata, until reduced to their Second Aggregate
               (      Targeted Balance for that Payment Date

SUPPORT        (   5. To ZB, until retired

TAC            (   6. To ZA, until retired

SCHEDULED      (   7. To AB and AC, pro rata, until retired

PAC            (   8. To the PAC Classes as described in Step 1, but without regard to
               (      their Aggregate Targeted Balance, until retired

                                             GROUP 4
               ( - The "ZM-1 Accrual Amount" for that Payment Date to MB, until reduced
ACCRETION      (   to its First Targeted Balance for that Payment Date, and then to ZM-1
DIRECTED       (
AND ACCRUAL    ( - The "ZM-2 Accrual Amount" for that Payment Date to N, until reduced to
               (   its First Targeted Balance for that Payment Date, and then to ZM-2

                 - The "Group 4 Asset Principal Amount" for that Payment Date to the
                   Classes and Components shown below in the following order of priority:

               (   1. Beginning March 15, 2000, to the PAC Classes, until reduced to their
               (      Aggregate Targeted Balance for that Payment Date, allocated as
               (      follows:
               (
               (      (a) Concurrently:
               (
PAC            (          (i) 20.8272954815% to PK and PN, in that order, while outstanding
               (
               (         (ii) 79.1727045185% to PL, PM and PN, in that order, while
               (              outstanding
               (
               (      (b) To PQ and PR, in that order

                   2. Concurrently:

                      (a) 91.2759977515% as follows:

SCHEDULED      (          (i) To MB, until reduced to its First Targeted Balance for that
               (              Payment Date

SUPPORT        (         (ii) To ZM-1, until retired

SCHEDULED      (        (iii) To MB, until reduced to its Second Targeted Balance for that
               (              Payment Date

              (          (iv) Beginning December 15, 2000, to FM-1, MC-1, MD and SM-1, until
              (               reduced to their Aggregate Targeted Balance for that Payment
              (               Date (but only while all are outstanding), allocated
              (               concurrently:
              (
              (             (A) 90% to MD
              (             (B) 10% to FM-1, MC-1 and SM-1, pro rata
              (
SUPPORT       (           (v) To FM-1, MC-1, MD and SM-1 (but only while all are
              (               outstanding), allocated concurrently:
              (
              (             (A) 35% to MD
              (             (B) 65% to FM-1, MC-1 and SM-1, pro rata
              (
              (          (vi) To MD, until retired
              (         (vii) To FM-1, MC-1 and SM-1, pro rata, until retired

SCHEDULED     (        (viii) To MB, until retired

                      (b) 8.7240022485% as follows:

SCHEDULED     (           (i) To N, until reduced to its First Targeted Balance for that
              (               Payment Date

SUPPORT       (          (ii) To ZM-2, until retired

SCHEDULED     (         (iii) To N, until reduced to its Second Targeted Balance for that
                              Payment Date

SUPPORT       (          (iv) To FM-2, MC-2 and SM-2, pro rata, until retired

SCHEDULED     (           (v) To N, until retired

PAC           (    3. To the PAC Classes as described in Step 1, but without regard to
              (       their Aggregate Targeted Balance, until retired

                                             GROUP 5

                 - The "ZD/ZE/ZG Accrual Amount" for that Payment Date to the Classes shown below in the following order of priority:

              (    1. To AJ and AK, pro rata, until reduced to their First Aggregate
              (       Targeted Balance for that Payment Date
              (    2. To ZG, until reduced to its Targeted Balance for that Payment Date
ACCRETION     (    3. To AJ and AK, pro rata, until reduced to their Second Aggregate
DIRECTED      (       Targeted Balance for that Payment Date
AND ACCRUAL   (    4. To ZE, until retired
              (    5. To ZG, until retired
              (    6. To AJ and AK, pro rata, until retired
              (    7. To ZD

                 - The "Group 5 Asset Principal Amount" for that Payment Date to the
                   Classes shown below in the following order of priority:

PAC           (    1. Beginning March 15, 2000, to GA, GB and GC, in that order, until
              (       reduced to their Aggregate Targeted Balance for that Payment Date

SCHEDULED    (  2. To AJ and AK, pro rata, until reduced to their First Aggregate
             (     Targeted Balance for that Payment Date

TAC          (  3. To ZG, until reduced to its Targeted Balance for that Payment Date

SCHEDULED    (  4. To AJ and AK, pro rata, until reduced to their Second Aggregate
             (     Targeted Balance for that Payment Date

SUPPORT      (  5. To ZE, until retired

TAC          (  6. To ZG, until retired

SCHEDULED    (  7. To AJ and AK, pro rata, until retired

SUPPORT      (  8. To ZD, until retired

PAC          (  9. To GA, GB and GC, in that order, until retired

                                    GROUP 6

ACCRETION    (  - The "ZC Accrual Amount" for that Payment Date to VE, until retired,
DIRECTED     (    and then to ZC
AND ACCRUAL

SEQUENTIAL   (  - The "Group 6 Asset Principal Amount" for that Payment Date to BM, BN,
PAY          (    VE and ZC, in that order, until retired

     The Aggregate Targeted Balances and Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges and rates:

                     CLASS OR COMPONENT                       STRUCTURING RANGE OR RATE
                     ------------------                       -------------------------
GROUP 1
TAC
  AM, AN and F..............................................         215% PSA
  SA........................................................         225% PSA
GROUP 2
PAC
  PA, PC, PD, PE, PG, PH and PJ.............................     100% PSA - 250% PSA
Scheduled
  DB (First)................................................         110% PSA
  DB (Second)...............................................         140% PSA
  DB (Third)................................................         160% PSA
  G (First).................................................         113% PSA
  G (Second)................................................         160% PSA
TAC
  DC........................................................         160% PSA
  GZ........................................................         225% PSA
  ZR........................................................         225% PSA
GROUP 3
PAC
  QA, QB and QD.............................................     100% PSA - 400% PSA
Scheduled
  AB and AC (First).........................................         132% PSA
  AB and AC (Second)........................................        256% PSA*
TAC
  ZA........................................................         364% PSA
GROUP 4
PAC
  PK, PL, PM, PN, PQ and PR.................................     100% PSA - 250% PSA
Scheduled
  MB (First)................................................         125% PSA
  MB (Second)...............................................         170% PSA
  N (First).................................................         130% PSA
  N (Second)................................................         191% PSA
Support
  FM-1, MC-1, MD and SM-1...................................         190% PSA
GROUP 5
PAC
  GA, GB and GC.............................................     100% PSA - 350% PSA
Scheduled
  AJ and AK (First).........................................         130% PSA
  AJ and AK (Second)........................................        300% PSA*
TAC
  ZG........................................................         365% PSA

    -----------------------

    * These Classes do not adhere to their schedules of Second Aggregate Targeted Balances at any constant percentages of PSA. See "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life
      Considerations -- PAC, Scheduled and TAC Classes" in this Supplement.

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASSES

     The DD, EE, UU and VV Classes will be Retail Classes. Investors in the Retail Classes will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Classes" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   215%   430%   500%
                                 --    ----   ----   ----   ----
A and F.......................   19.5    8.6    5.0    4.4    3.9
AM............................   18.5    7.5    4.3    3.6    3.2
AN............................   27.6   18.6   11.0   11.2    9.7
BA, FB, SR and VV**...........   29.4   25.7   18.9    1.0    0.8
FD............................   28.5   21.5   13.3    1.1    0.9
FX, SW, SX, SY and UA.........   29.4   25.7   18.9    1.6    1.3
SA............................   28.5   21.5   13.3    1.9    1.5
SD............................   28.5   21.5   13.3    0.5    0.4
Z.............................   30.0   29.3   28.2   21.4   19.1
Group 1 Assets................   21.0   11.2    7.0    3.9    3.4

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   140%   250%   400%
                                 --    ----   ----   ----   ----
DB............................   23.3    9.3    4.0    3.2    1.9
DC............................   28.3   20.1   14.4    2.9    1.8
DD**, EB, EC, EE**, FE, SE, SF
  and UU**....................   29.3   25.3   22.1    2.3    1.2
G.............................   21.6   10.3    7.2    3.3    1.9
GZ............................   28.2   20.8    1.7    0.6    0.6
H, HA and HB..................   29.4   26.1   23.3    2.0    1.1
PA............................   11.3    4.0    4.0    4.0    3.3
PC............................    7.9    2.9    2.9    2.9    2.8
PD............................   16.5    6.0    6.0    6.0    4.3
PE............................   22.2   11.0   11.0   11.0    7.2
PG............................   25.0   19.5   19.5   19.5   13.3
PH............................   18.1    6.8    6.8    6.8    4.7
PJ............................   10.0    3.5    3.5    3.5    3.1
ZR............................   27.8   18.3    0.7    0.3    0.3
Group 2 Assets................   20.8   11.3    9.4    6.4    4.4

---------------
 * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.
** The weighted average lives shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Prepayments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   256%   400%   550%
                                 --    ----   ----   ----   ----
AB and AC.....................   16.0    9.7    4.0    2.8    1.5
FG and Group 3 Assets.........   21.3   10.9    5.7    3.8    2.8
QA, QD and QE.................   13.7    4.0    4.0    4.0    3.3
QB............................   22.0   10.0   10.0   10.0    8.1
ZA............................   25.4   17.6    0.5    0.3    0.3
ZB............................   28.4   23.6   16.6    0.8    0.4

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   170%   250%   500%
                                 --    ----   ----   ----   ----
FM, MC and SM.................   29.6   26.9   21.7    2.6    1.1
MB............................   19.3   11.0    4.0    3.6    1.7
MD............................   29.0   23.2   14.0    2.5    1.1
N.............................   18.8   11.8    7.1    3.5    1.6
PK............................   13.0    4.0    4.0    4.0    2.8
PL............................   10.1    2.9    2.9    2.9    2.4
PM............................   18.1    6.0    6.0    6.0    3.6
PN............................   20.8    7.9    7.9    7.9    4.4
PQ............................   23.2   11.0   11.0   11.0    5.9
PR............................   25.5   18.5   18.5   18.5   10.2
ZM............................   27.8   19.9    1.4    0.7    0.3
Group 4 Assets................   21.0   11.4    8.4    6.4    3.6

     Group 5

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   230%   350%   500%
                                 --    ----   ----   ----   ----
AG, AJ and AK.................   15.1    9.7    4.0    2.0    1.3
GA............................   13.7    4.0    4.0    4.0    3.2
GB............................   22.3    9.9    9.9    9.9    7.4
GC............................   23.8   15.4   15.4   15.4   13.9
ZD............................   28.8   24.5   18.9    9.5    2.6
ZE............................   26.8   19.7   12.4    0.6    0.2
ZG............................   25.1   17.4    0.5    0.2    0.2
Group 5 Assets................   21.3   10.9    6.3    4.3    3.1

     Group 6

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%     85%   170%   340%   500%
                                 --     ---   ----   ----   ----
BD............................   19.1    9.0    5.6    3.3    2.4
BM............................   18.4    8.2    5.1    3.0    2.2
BN............................   27.4   19.2   12.6    7.0    4.9
VE............................    9.9    9.9    9.6    7.1    5.4
ZC............................   28.9   24.7   19.9   13.3    9.6
Group 6 Assets................   21.0   12.1    8.3    4.9    3.5

THE ASSETS

     The Group 1 Assets will consist of $550,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 2 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $450,000,000 of Freddie Mac 7.0% per annum 30-year PCs.

     The Group 4 Assets will consist of $250,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 5 Assets will consist of $300,000,000 of Freddie Mac 7.0% per annum 30-year PCs.

     The Group 6 Assets will consist of $455,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The assets of this Series will also include (i) a non-interest bearing cash deposit of $3,999.96 to be used for principal payments on the Retail Classes as described in this Supplement and (ii) a non-interest bearing cash deposit of $10,000 to be used for interest payments on the Descending Rate Class as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MARCH 1, 1999)

                                  REMAINING TERM                                   PER ANNUM
                                   TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP   PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------   -----------------   --------------   -----------   -------------   --------------
     1          $550,000,000           354              6            7.08%            6.5%
     2          $500,000,000           357              3            6.70             6.0
     3          $450,000,000           345             13            7.50             7.0
     4          $250,000,000           357              3            7.05             6.5
     5          $300,000,000           345             13            7.50             7.0
     6          $455,000,000           355              5            7.00             6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

EXHIBIT X -- SERIES 2131 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS SHEET OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$2,738,817,000
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2131

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Three Asset Groups, consisting of two Groups of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs) and one
                         Group of Freddie Mac 6.5% 30-year PCs
Payment Dates:         Monthly, beginning in April 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Bear, Stearns & Co. Inc. (the "Underwriter")
Closing Date:          March 30, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
A ...................  $ 35,000,000      CPT/SCH      6.0%      FIX      3133TK 2 H 2  December 15, 2026    4.4Yrs
F ...................    55,864,941        SUP       (5)        FLT      3133TK 3 C 2     April 15, 2027   12.5
IA ..................     3,333,333     NTL(PAC)      6.0     FIX/IO     3133TK 3 N 8     March 15, 2017     --
PB ..................    66,267,200        PAC        6.0       FIX      3133TK 3 V 0     March 15, 2017    3.5
PC ..................    45,405,000        PAC        6.0       FIX      3133TK3W8      March 15, 2020      6.0
PD ..................    55,050,000        PAC        6.0       FIX      3133TK 3 X 6  February 15, 2023    8.0
PE ..................    77,073,000        PAC        6.0       FIX      3133TK 3 Y 4     April 15, 2026   11.6
PJ ..................    20,000,000        PAC        5.0       FIX      3133TK 4 B 3     March 15, 2017    3.5
PN ..................     4,086,677        SUP        0.0       PO       3133TK 4 D 9     April 15, 2027   17.3
S ...................    11,271,084        SUP       (5)        INV      3133TK 4 H 0       May 15, 2026    7.3
SB ..................       908,366        SUP       (5)        INV      3133TK 4 K 3     April 15, 2027   17.3
SD ..................     1,314,498        SUP       (5)        INV      3133TK 4 M 9     April 15, 2027   17.3
SE ..................     3,103,144        SUP       (5)        INV      3133TK 4 N 7     April 15, 2027   17.3
SP ..................     2,593,290        SUP       (5)        INV      3133TK 4 X 5     April 15, 2027   17.3
VA ..................     8,596,000      AD/SEQ       6.0       FIX      3133TK 5 C 0 September 15, 2006    4.0
VB ..................    13,534,000      AD/SEQ       6.0       FIX      3133TK 5 D 8  February 15, 2014   11.5
YB ..................    35,000,000        SCH        6.0       FIX      3133TK 5 J 5      July 15, 2026    3.5
YC ..................    49,583,800        SCH        6.0       FIX      3133TK 5 K 2  December 15, 2026    5.0
ZA ..................    15,349,000        SEQ        6.0      FIX/Z     3133TK 5 P 1     March 15, 2029   23.2
GROUP 2
BC ..................   152,560,800        PAC        6.0       FIX      3133TK 2 L 3       May 15, 2021    6.0
BE ..................   258,965,280        PAC        6.0       FIX      3133TK 2 N 9  November 15, 2027   11.6
BG ..................   125,929,440        PAC        6.0       FIX      3133TK 2 P 4     March 15, 2029   19.2
BH ..................   184,968,000        PAC        5.75      FIX      3133TK 2 Q 2      July 15, 2024    8.0
BJ ..................   105,822,000        PAC        6.0       FIX      3133TK 2 R 0     March 15, 2009    2.4
BK ..................   230,802,960        PAC        6.0       FIX      3133TK 2 S 8  November 15, 2017    4.0
FC ..................   200,000,000        SUP       (5)        FLT      3133TK 3 D 0     March 15, 2029   19.8
FX ..................   178,910,250      SCH/AD      (5)        FLT      3133TK 3 K 4  February 15, 2028    3.5
IB ..................     7,707,000     NTL(PAC)      6.0     FIX/IO     3133TK 3 P 3      July 15, 2024     --
MD...................    11,181,891      SCH/AD      (5)      FLT/INV    3133TK 3 U 2  February 15, 2028    3.5
SC ..................    66,666,668        SUP       (5)        INV      3133TK 4 L 1     March 15, 2029   19.8
SW...................    63,364,047      SCH/AD      (5)        INV      3133TK 5 A 4  February 15, 2028    3.5
SX ..................    11,181,891    NTL(SCH/AD)   (5)      INV/IO     3133TK 5 B 2  February 15, 2028     --

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
VE ..................  $ 12,131,074        AD         6.0%      FIX      3133TK 5 G 1  February 15, 2006    3.7Yrs
YD ..................    65,000,000      SCH/AD       6.0       FIX      3133TK 5 L 0  February 15, 2028    3.5
Z ...................    23,697,590        SCH        6.0      FIX/Z     3133TK 5 N 6     March 15, 2029   13.5
GROUP 3
B ...................     2,500,000        TAC        6.5       FIX      3133TK 2 J 8     March 15, 2029    5.0
CA ..................   111,175,000        PAC        6.0       FIX      3133TK 2 U 3     March 15, 2018    3.5
CB ..................    50,528,000        PAC        6.0       FIX      3133TK 2 V 1    August 15, 2021    6.0
CD ..................    61,210,000        PAC        6.0       FIX      3133TK2W9  September 15, 2024      8.0
CE ..................    88,640,000        PAC        6.5       FIX      3133TK 2 X 7   January 15, 2028   11.7
CG ..................    10,301,000        PAC        6.5       FIX      3133TK 2 Y 5     March 15, 2029   19.4
CH ..................    10,000,000        PAC        7.5       FIX      3133TK 2 Z 2     March 15, 2029   19.4
E ...................     4,750,000        TAC        6.5       FIX      3133TK 3 B 4     March 15, 2029    5.0
FH ..................    22,000,000        SUP       (5)      FLT/DLY    3133TK 3 E 8     March 15, 2029   24.0
FK ..................    29,248,611        SUP       (5)        FLT      3133TK 3 G 3 September 15, 2028    8.8
FV ..................    94,888,869      TAC/AD      (5)        FLT      3133TK 3 H 1     March 15, 2029    3.5
IC ..................    17,147,153     NTL(PAC)      6.5     FIX/IO     3133TK 3 Q 1 September 15, 2024     --
MB...................     1,720,506        SUP       (5)      FLT/INV    3133TK 3 S 7 September 15, 2028    8.8
PO ..................     1,554,701        SUP        0.0       PO       3133TK 4 E 7     March 15, 2029   24.0
SA ..................       188,889        SUP       (5)      INV/DLY    3133TK 4 J 6     March 15, 2029   24.0
SH ..................       500,000        SUP       (5)      INV/DLY    3133TK 4 Q 0     March 15, 2029   24.0
SJ ..................     6,741,739        SUP       (5)        INV      3133TK 4 R 8 September 15, 2028    8.8
SK ..................     2,787,221        SUP       (5)        INV      3133TK 4 S 6 September 15, 2028    8.8
SL ..................     2,833,333        SUP       (5)      INV/DLY    3133TK 4 T 4     March 15, 2029   24.0
SV ..................    21,897,431      TAC/AD      (5)        INV      3133TK 4 Z 0     March 15, 2029    3.5
VC ..................     4,519,000        AD         6.0       FIX      3133TK 5 E 6 September 15, 2006    4.0
VD ..................     7,412,000        AD         6.0       FIX      3133TK 5 F 3       May 15, 2014   11.6
VG ..................     5,593,123        AD         6.5       FIX      3133TK 5 H 9     March 15, 2006    3.8
ZB ..................     8,069,000        PAC        6.0      FIX/Z     3133TK 5 Q 9     March 15, 2029   19.4
ZG ..................     9,758,577        TAC        6.5      FIX/Z     3133TK 5 R 7     March 15, 2029   16.4
RESIDUAL
R ...................             0        NPR        0.0       NPR      3133TK 4 F 4     March 15, 2029     --
RS ..................             0        NPR        0.0       NPR      3133TK 4 G 2     March 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 160% PSA for the Group 1 Classes, 140% PSA for the Group 2 Classes and 170% PSA for the Group 3 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                            BEAR, STEARNS & CO. INC.
              Offering Circular Supplement Dated February 5, 1999

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The PL, PN and PO Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                                              CLASS COUPON SUBJECT TO
                        INITIAL                                                             ---------------------------
        CLASS           RATE(1)                        CLASS COUPON(2)                      MINIMUM RATE   MAXIMUM RATE
        -----           -------    -------------------------------------------------------  ------------   ------------
REMIC CERTIFICATES
F....................   5.5%       LIBOR + 0.55%                                                0.55%        8.5%
FC...................   5.837      LIBOR + 0.9%                                                 0.9          8.0
FH(3)................   5.83       LIBOR + 0.9%                                                 0.9          8.0
FK...................   5.38       LIBOR + 0.45%                                                0.45         9.0
FV...................   5.28       LIBOR + 0.35%                                                0.35         8.0
FX...................   5.187      LIBOR + 0.25%                                                0.25         8.5
MB...................   8.08       LIBOR equal to 7.9% or lower: LIBOR + 3.15%                  0           11.05
                                   LIBOR equal to 7.9% or higher: 145.35% - (LIBOR X 17)
MD...................   6.087      LIBOR equal to 7.65% or lower: LIBOR + 1.15%                 0            8.8
                                   LIBOR equal to 7.65% or higher: 131.2% - (LIBOR X 16)
S....................   7.2        19.08% - (LIBOR X 2.4)                                       0           19.08
SA(3)................  10.5        745.5% - (LIBOR X 105)                                       0           10.5
SB...................  11.361249   38.141338% - (LIBOR X 5.410119)                              0           38.141338
SC...................   6.489      21.3% - (LIBOR X 3)                                          0           21.3
SD...................  10.0        128.181818% - (LIBOR X 18.1818)                              0           10.0
SE...................  12.014996   50.062065% - (LIBOR X 7.7019)                                0           50.062065
SH(3)................   9.40333    30.766664% - (LIBOR X 4.333333)                              0           30.766664
SJ...................   9.508835   32.15548% - (LIBOR X 4.59364)                                0           32.15548
SK...................  10.0        87.77777% - (LIBOR X 11.111111)                              0           10.0
SL(3)................  14.49       49.0% - (LIBOR X 7)                                          0           49.0
SP...................  10.0        88.333333% - (LIBOR X 11.111111)                             0           10.0
SV...................  11.786667   33.15% - (LIBOR X 4.333333)                                  0           33.15
SW...................   8.139      22.95% - (LIBOR X 3)                                         0           22.95
SX...................   0.8        132.0% - (LIBOR X 16)                                        0            0.8

                                                                                              CLASS COUPON SUBJECT TO
                                                                                            ---------------------------
                        INITIAL                                                               MINIMUM        MAXIMUM
        CLASS           RATE(1)                        CLASS COUPON(2)                          RATE           RATE
        -----           -------    -------------------------------------------------------    -------        -------
MACR CLASSES
FJ...................   5.53%      LIBOR + 0.6%                                                 0.6%         8.5%
FW...................   5.287      LIBOR + 0.35%                                                0.35         8.0
FY...................   5.237      LIBOR + 0.3%                                                 0.3          8.5
MC...................   6.887      LIBOR equal to 7.65% or lower: LIBOR + 1.95%                 0            9.6
                                   LIBOR equal to 7.65% or higher: 132.0% - (LIBOR X 16)
SG...................   3.882191   34.29269% - (LIBOR X 4.313546)                               0            3.882191
SM(3)................   1.1375     80.7625% - (LIBOR X 11.375)                                  0            1.1375
SN...................   9.6525     25.675% - (LIBOR X 3.25)                                     0           25.675
SO...................   9.412      22.23% - (LIBOR X 2.6)                                       0           22.23
SQ...................   8.139      22.95% - (LIBOR X 3)                                         0           22.95

---------------

(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                     ORIGINAL NOTIONAL
      CLASS          PRINCIPAL AMOUNT            REDUCES PROPORTIONATELY WITH
      -----          -----------------   ---------------------------------------------
     REMIC CERTIFICATES
IA                      $ 3,333,333      PJ (PAC Class)
IB                      $ 7,707,000      BH (PAC Class)
IC                      $17,147,153      CA, CB and CD, in the aggregate (PAC Classes)
SX                      $11,181,891      MD (Scheduled/Accretion Directed Class)
MACR CLASSES
ID                      $ 4,587,500      PD (PAC Class)
SQ                      $63,364,047      SW (Scheduled/Accretion Directed Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                  ORIGINAL       PRINCIPAL
DESIGNATION   PRINCIPAL AMOUNT     TYPE*
-----------   ----------------   ---------
   A-1          $13,918,800         PAC
   A-2           21,081,200         SCH
                -----------
                $35,000,000
                ===========

              -----------------------------
              * See "Description of Securities -- Standard
                Definitions and Abbreviations for Classes" in the Offering Circular.

     See "Payments -- Principal -- Component Class" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                    GROUP 1

ACCRETION    (  - The "ZA Accrual Amount" for that Payment Date to VA and VB, in that
DIRECTED     (    order, until retired

                - The "Group 1 Asset Principal Amount" and remaining ZA Accrual Amount for that Payment Date to the Classes and Components shown below in the following order of priority:

                  1. Beginning March 15, 2001, to the PAC Classes and Component until reduced to their "Targeted Balances" for that Payment Date, allocated as follows:

PAC          (       a. To PB, PJ and A-1, pro rata
             (       b. To PC, PD and PE, in that order

            (      2. To YB, until reduced to its "First Targeted Balance" for that
SCHEDULED   (         Payment Date
            (
            (      3. To YC and A-2, pro rata, until reduced to their Targeted Balances
            (         for that Payment Date
            (
            (      4. To YB, until reduced to its "Second Targeted Balance" for that
            (         Payment Date

            (      5. Concurrently, 70.5882348336% to F and 29.4117651664% to S, until S
SUPPORT     (         is retired
            (
            (      6. To F, PN, SB, SD, SE and SP, pro rata, until retired

            (      7. To YC and A-2, pro rata, until retired
SCHEDULED   (
            (      8. To YB until retired

            (      9. To PB, PJ and A-1, pro rata, until retired
PAC         (
            (     10. To PC, PD and PE, in that order, until retired

SEQUENTIAL  (     11. To VA, VB and ZA, in that order, until retired
PAY

                                    GROUP 2

ACCRETION   (   - The "Z Accrual Amount" for that Payment Date to VE, until retired, and
DIRECTED    (     then to FX, MD, SW and YD, pro rata, until retired

                - The "Group 2 Asset Principal Amount" and remaining Z Accrual Amount for that Payment Date to the Classes shown below in the following order of priority:

            (      1. Beginning March 15, 2001, to BJ, BK, BC, BH, BE and BG, in that
PAC         (         order, until reduced to their Targeted Balances for that Payment
            (         Date

SCHEDULED   (      2. To FX, MD, SW and YD, pro rata, and then to Z, until reduced to
            (         their Targeted Balances for that Payment Date

SUPPORT     (      3. To FC and SC, pro rata, until retired

SCHEDULED   (      4. To FX, MD, SW and YD, pro rata, until retired

ACCRETION   (      5. To VE and Z, in that order, until retired
DIRECTED
AND
SCHEDULED

PAC         (      6. To BJ, BK, BC, BH, BE and BG, in that order, until retired

                                    GROUP 3

ACCRETION   (    - The "ZB Accrual Amount" for that Payment Date to VC and VD, in that
DIRECTED    (      order, until retired, and then to ZB
AND ACCRUAL (
            (    - The "ZG Accrual Amount" for that Payment Date to VG, until retired,
            (      and then to FV and SV, pro rata, until retired, and then to ZG

                 - The "Group 3 Asset Principal Amount" for that Payment Date to the
                   Classes shown below in the following order of priority:

                   1. Beginning March 15, 2001, to the PAC Classes, until reduced to their
                      Targeted Balances for that Payment Date, allocated as follows:

PAC         (         a. To CA, CB, CD and CE, in that order
            (
            (         b. Concurrently, 50.3734398650% to CG and CH, pro rata, and
            (            49.6265601350% to ZB

TAC         (      2. Concurrently, 5.2013085775% to B and E, pro rata, and 94.7986914225%
            (         to FV and SV, pro rata, and then to ZG, until reduced to their
            (         Targeted Balances for that Payment Date

            (      3. To FK, MB, SJ and SK, pro rata, until retired
SUPPORT     (
            (      4. To FH, PO, SA, SH and SL, pro rata, until retired

            (      5. Concurrently, 5.2013085775% to B and E, pro rata, until retired, and
TAC         (         94.7986914225% as follows:
            (
            (         a. To FV and SV, pro rata, until retired

ACCRETION   (         b. To VG and ZG, in that order, until retired
DIRECTED
AND TAC


             (  6. To CA, CB, CD and CE, in that order, until retired
             (
PAC          (  7. Concurrently:
             (
             (     a. 50.3734398650% to CG and CH, pro rata, until retired

ACCRETION    (
DIRECTED     (     b. 49.6265601350% to VC, VD and ZB, in that order, until retired
AND PAC      (

     The Targeted Balances for the PAC and Scheduled Classes and Components (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were, and the Targeted Balances for the TAC Classes will be, structured using, among other things, the following structuring ranges and rates:

                           CLASS                              STRUCTURING RANGE OR RATE
                           -----                              -------------------------
GROUP 1
  PAC.......................................................     100% PSA - 250% PSA
  Scheduled:
     YB (First).............................................        145% PSA*
     YB (Second)............................................        190% PSA*
     YC and A-2.............................................     145% PSA - 190% PSA
GROUP 2
  PAC.......................................................     100% PSA - 250% PSA
  Scheduled.................................................     145% PSA - 190% PSA
GROUP 3
  PAC.......................................................     100% PSA - 250% PSA
  TAC.......................................................         190% PSA

     -------------------------
     * YB will not adhere to its schedules at any constant percentages of PSA.

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments (or, in the case of Combinations 10 and 16, the net reduction in the aggregate principal amount) will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related MACR Classes entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "General Information -- Structure of Transaction -- General" in this Supplement and "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

PAC

ACCRETION
DIRECTED
AND PAC

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   160%   250%   500%
                                 --    ----   ----   ----   ----
A.............................   18.9    7.8    4.4    3.3    2.1
F.............................   27.1   19.7   12.5    2.3    1.0
PB and PJ.....................    9.5    3.5    3.5    3.5    2.7
PC............................   16.3    6.0    6.0    6.0    3.6
PD, PG and PH.................   18.9    8.0    8.0    8.0    4.4
PE............................   21.7   11.6   11.6   11.6    6.2
PN, SB, SD, SE, SG and SP.....   27.6   21.0   17.3    3.1    1.4
S.............................   26.6   18.3    7.3    1.4    0.6
VA............................    4.0    4.0    4.0    4.0    4.0
VB............................   11.5   11.5   11.5   11.5    8.4
YB............................   18.7    7.5    3.5    3.0    1.7
YC............................   25.1   10.6    5.0    3.2    1.6
ZA............................   29.1   25.8   23.2   19.2   11.5
Group 1 Assets................   20.8   11.3    8.7    6.4    3.6

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   140%   250%   500%
                                 --    ----   ----   ----   ----
BA............................    9.5    3.5    3.5    3.5    2.7
BC............................   16.5    6.0    6.0    6.0    3.6
BD and BH.....................   19.5    8.0    8.0    8.0    4.4
BE............................   22.5   11.6   11.6   11.6    6.2
BG............................   24.8   19.2   19.2   19.2   10.6
BJ............................    5.0    2.4    2.4    2.4    2.3
BK............................   11.6    4.0    4.0    4.0    2.9
FC and SC.....................   29.1   24.2   19.8    2.3    1.0
FW, FX, FY, MC, MD, PL, SW, YD
  and YE......................   22.3    8.5    3.5    2.7    1.6
VE............................    3.7    3.7    3.7    3.7    2.0
Z.............................   27.6   18.1   13.5    7.1    2.4
Group 2 Assets................   20.8   11.3    9.4    6.4    3.6

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   170%   250%   500%
                                 --    ----   ----   ----   ----
B and E.......................   25.7   11.7    5.0    3.2    1.6
C.............................   25.7   11.7    5.0    3.2    1.6
CA............................    9.9    3.5    3.5    3.5    2.7
CB............................   16.8    6.0    6.0    6.0    3.6
CD............................   19.8    8.0    8.0    8.0    4.4
CE............................   22.8   11.7   11.7   11.7    6.2
CG and CH.....................   25.0   19.4   19.4   19.4   10.7
CJ............................   25.0   19.4   19.4   19.4   10.7
FH, PO, SA, SH, SL and SM.....   29.7   27.9   24.0    2.8    1.2
FJ, FK, MB, SJ, SK, SN and
  SO..........................   29.1   23.8    8.8    1.2    0.6
FV, G and SV..................   22.3    9.7    3.5    2.7    1.6
VC............................    4.0    4.0    4.0    4.0    4.0
VD............................   11.6   11.6   11.6   11.6    8.5
VG............................    3.8    3.8    3.8    3.7    2.0
ZB............................   25.0   19.4   19.4   19.4   11.7
ZG............................   28.0   19.8   16.4    6.9    2.3
Group 3 Assets................   21.0   11.4    8.4    6.4    3.6

     --------------------

     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

THE ASSETS

     The Group 1 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $1,680,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $558,817,000 of Freddie Mac 6.5% per annum 30-year PCs.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MARCH 1, 1999)

                              REMAINING TERM                                   PER ANNUM
               PRINCIPAL       TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP     BALANCE        (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------  --------------   --------------   -----------   -------------   --------------
     1       $  500,000,000        356              3            6.75%            6.0%
     2        1,680,000,000        356              3            6.75             6.0
     3          558,817,000        356              3            7.05             6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

  EXHIBIT XI -- SERIES 2117 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,229,515,032
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2117

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Class shown on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Five Asset Groups, consisting of two Groups of Freddie Mac
                         6.0% 15-year PCs (Gold PCs and Gold Giant PCs), one Group
                         of Freddie Mac Multiclass PCs, one Group of Freddie Mac
                         6.0% 30-year PCs backed by Relocation Mortgages and one
                         Group of Freddie Mac 6.5% 30-year PCs
Payment Dates:         Monthly, beginning in February 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through PaineWebber Incorporated (the "Underwriter")
Closing Date:          January 29, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
A ...................  $100,000,000        CPT        6.0%      FIX      3133TH Q E 0   January 15, 2014    3.8Yrs
BA ..................    53,250,650        CPT        6.0       FIX      3133TH Q G 5   January 15, 2014    4.2
MK...................    11,122,195        PAC        6.0      FIX/Z     3133TH Q X 8  February 15, 2011    6.8
PA ..................    35,000,000        PAC        6.0       FIX      3133TH Q Y 6     March 15, 2006    2.5
PB ..................    40,251,717        PAC        6.0       FIX      3133TH Q Z 3       May 15, 2009    4.4
PF ..................     8,391,830        PAC        6.0       FIX      3133TH R 2 5      June 15, 2002    1.4
PH ..................   131,354,040        PAC        6.0       FIX      3133TH R 3 3   January 15, 2014    9.9
PI ..................     1,859,445     NTL(PAC)      6.0     FIX/IO     3133TH R 4 1    August 15, 2010     --
PK ..................   100,000,000        PAC        6.0       FIX      3133TH R 6 6       May 15, 2009    3.5
QA ..................    44,626,687        PAC        5.75      FIX      3133TH R 8 2    August 15, 2010    6.0
VP ..................     5,289,117      AD/PAC       6.0       FIX      3133TH R H 2      July 15, 2005    3.5
GROUP 2
B ...................    10,000,000      TAC/AD       6.0       FIX      3133TH Q F 7   January 15, 2014    4.2
C ...................    28,000,000      TAC/AD       6.0       FIX      3133TH Q H 3   January 15, 2014    2.9
CA ..................    10,573,696      TAC/AD       6.0       FIX      3133TH Q J 9   January 15, 2014    4.4
PJ ..................    19,038,000        PAC        6.0       FIX      3133TH R 5 8      July 15, 2008    4.5
PN ..................    29,542,000        PAC        6.0       FIX      3133TH R 7 4  December 15, 2010    6.0
QE ..................    50,000,000        PAC        6.0       FIX      3133TH R 9 0   October 15, 2006    2.5
QJ ..................    49,600,886        PAC        6.0       FIX      3133TH R A 7   January 15, 2014    9.9

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
Z ...................  $  2,796,354        SUP        6.0%     FIX/Z     3133TH R J 8   January 15, 2014   12.3Yrs
ZA ..................       223,618        SUP        6.0      FIX/Z     3133TH R K 5   January 15, 2014    0.6
ZB ..................        90,000        SUP        6.0      FIX/Z     3133TH R L 3   January 15, 2014   10.6
GROUP 3
F ...................    17,944,827       SC/PT      (5)        FLT      3133TH Q K 6 September 15, 2023   10.3
S ...................     4,039,785       SC/PT      (5)        INV      3133TH R D 1 September 15, 2023   10.3
GROUP 4
GH ..................    44,704,017        SEQ        6.0       FIX      3133THQN0    October 15, 2027      4.5
GJ ..................     5,759,626        SEQ        6.0       FIX      3133TH Q P 5   January 15, 2029   15.3
GROUP 5
FA ..................    16,666,666        SEQ       (5)        FLT      3133TH Q L 4   October 15, 2026    4.8
HD ..................    25,000,000        SEQ        8.5       FIX      3133TH Q T 7   October 15, 2026    4.8
HE ..................   300,000,000        SEQ        6.25      FIX      3133TH Q U 4   October 15, 2026    4.8
HG ..................    86,249,321        SEQ        6.5       FIX      3133TH Q V 2   January 15, 2029   16.7
SA ..................    16,666,666     NTL(SEQ)     (5)      INV/IO     3133TH R E 9   October 15, 2026     --
RESIDUAL
R ...................             0        NPR        0.0       NPR      3133TH R B 5   January 15, 2029     --
RS ..................             0        NPR        0.0       NPR      3133TH R C 3   January 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 195% PSA for the Group 1 and Group 2 Classes, 200% PSA for the Group 3 Classes, 300% PSA for the Group 4 Classes and 210% PSA for the Group 5 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                            PAINEWEBBER INCORPORATED
                               DECEMBER 11, 1998

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of a Class (the "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Class and the "Combination" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                     CLASS COUPON SUBJECT TO
                       INITIAL                                     ---------------------------
        CLASS          RATE(1)            CLASS COUPON(2)          MINIMUM RATE   MAXIMUM RATE
        -----          -------    -------------------------------  ------------   ------------
F....................  5.80625%   LIBOR + 0.65%                       0.65%         8.0%
FA...................  6.0375     LIBOR+ 0.35%                        0.35          8.0
S....................  9.74469    32.648885% - (LIBOR X 4.442025)     0            32.648885
SA...................  1.9625     7.65% - LIBOR                       0             7.65

---------------
(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                     ORIGINAL NOTIONAL
      CLASS          PRINCIPAL AMOUNT          REDUCES PROPORTIONATELY WITH
      -----          -----------------   -----------------------------------------
     PI                 $ 1,859,445      QA (PAC Class)
SA                       16,666,666      FA (Sequential Pay Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                  ORIGINAL
DESIGNATION   PRINCIPAL AMOUNT   PRINCIPAL TYPE*
-----------   ----------------   ---------------
    A-1         $ 33,745,651           PAC
    A-2           66,254,349           SUP
                ------------
                $100,000,000
                ============

   BA-1         $ 12,409,826           PAC
   BA-2           40,840,824           SUP
                ------------
                $ 53,250,650
                ============

           -------------------------------------
           * See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

See "Payments -- Principal -- Component Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

ACCRETION    (   - The "MK Accrual Amount" for that Payment Date to VP, until
DIRECTED     (     retired, and then to MK
AND ACCRUAL  (
                 - The "Group 1 Asset Principal Amount" for that Payment Date to the Classes and Components shown below in the following order of priority:

             (     1. To the PAC Classes and Components, until reduced to their
             (         "Aggregate Targeted Balance" for that Payment Date,
             (         allocated:
             (
             (        (a) Concurrently, 61.8649257973% to A-1 and 38.1350742027%
PAC          (             to BA-1 and PF, in that order, while outstanding
             (
             (        (b) Concurrently, 42.9392181076% to PA and PB, in that
             (            order, and 57.0607818924% to PK, while outstanding
             (
             (        (c) To QA, VP, MK and PH, in that order

SUPPORT      (     2. To A-2 and BA-2, pro rata, until retired

             (     3. To the PAC Classes and Components as described in step 1
PAC          (        above, but without regard to their Aggregate Targeted
             (        Balance, until retired

             (   - The "Z Accrual Amount" for that Payment Date to C, until
             (     reduced to its "Targeted Balance" for that Payment Date, and
             (      then to Z
             (
ACCRETION    (   - The "ZA Accrual Amount" for that Payment Date to CA, until
DIRECTED     (     reduced to its Targeted Balance for that Payment Date, and
AND ACCRUAL  (     then to ZA
             (
             (   - The "ZB Accrual Amount" for that Payment Date to B, until
             (     reduced to its Targeted Balance for that Payment Date, and
             (     then to ZB

                 - The "Group 2 Asset Principal Amount" for that Payment Date to the Classes shown below in the following order of priority:

             (     1. Beginning February 15, 2000, to QE, PJ, PN and QJ, in that
PAC          (        order, until reduced to their Aggregate Targeted Balance
             (        for that Payment Date

                   2. Concurrently:

                      (a) 19.5226081864% as follows:

             (              (i) To B, until reduced to its Targeted Balance for
 TAC         (                   that Payment Date

 SUPPORT     (             (ii) To ZB, until retired

 TAC         (            (iii) To B, until retired

                      (b) 59.5862391191% as follows:

             (              (i) To C, until reduced to its Targeted Balance for
 TAC         (                   that Payment Date

 SUPPORT     (             (ii) To Z, until retired

 TAC         (            (iii) To C, until retired

                      (c) 20.8911526945% as follows:

              (            (i)  To CA, until reduced to its Targeted Balance for
 TAC          (                  that Payment Date

 SUPPORT      (            (ii) To ZA, until retired

TAC          (     (iii) To CA, until retired

PAC          (  3. To QE, PJ, PN and QJ, in that order, until retired

PASS-        (  - The "Group 3 Asset Principal Amount" for that Payment Date to F and S,
THROUGH      (    pro rata, until retired

SEQUENTIAL   (  - The "Group 4 Asset Principal Amount" for that Payment Date to GH and
PAY          (    GJ, in that order, until retired

             - The "Group 5 Asset Principal Amount" for that Payment Date to the
               Classes shown below in the following order of priority:

SEQUENTIAL   (  1. To FA, HD and HE, pro rata, until retired
PAY          (  2. To HG, until retired

     The Targeted Balances and Aggregate Targeted Balances (shown under "Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges and rates:

                     CLASS OR COMPONENT                       STRUCTURING RANGE OR RATE
                     ------------------                       -------------------------
Group 1
  PAC.......................................................     100% PSA - 250% PSA
Group 2
  PAC.......................................................     100% PSA - 250% PSA
  TAC
     B......................................................        193.5% PSA
     C......................................................         195% PSA
     CA.....................................................         150% PSA

     MACR CLASS

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments will be allocated from the applicable Classes of REMIC Certificates to the MACR Class.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "General Information -- Structure of Transaction -- General" in this Supplement and "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   195%   250%   500%
                                 --    ----   ----   ----   ----
A.............................    9.8    7.9    3.8    2.0    1.2
BA............................   10.9    8.9    4.2    2.1    1.1
MK............................   10.2    6.8    6.8    6.8    4.3
PA............................    4.4    2.5    2.5    2.5    2.2
PB............................    7.5    4.4    4.4    4.4    3.0
PF............................    2.3    1.4    1.4    1.4    1.4
PH............................   11.9    9.9    9.9    9.9    6.6
PK............................    6.1    3.5    3.5    3.5    2.6
QA............................    9.4    6.0    6.0    6.0    3.8
VP............................    3.5    3.5    3.5    3.5    3.0
Group 1 Assets................    9.0    6.7    5.5    4.9    3.3

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   195%   250%   500%
                                 --    ----   ----   ----   ----
B.............................   12.0    9.0    4.2    2.1    1.1
C.............................   10.9    7.8    2.9    2.2    1.2
CA............................   11.8    8.8    4.4    2.2    1.1
PJ............................    7.3    4.5    4.5    4.5    3.1
PN............................    9.1    6.0    6.0    6.0    3.8
QE............................    3.9    2.5    2.5    2.5    2.1
QJ............................   11.7    9.9    9.9    9.9    6.6
Z.............................   14.8   14.0   12.3    1.3    0.4
ZA............................   14.9   14.6    0.6    0.3    0.1
ZB............................   15.0   14.7   10.6    0.3    0.1
Group 2 Assets................    9.0    6.7    5.5    4.9    3.3

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   200%   350%   500%
                                 --    ----   ----   ----   ----
F, S and Group 3 Assets.......   22.2   18.7   10.3    1.9    1.0

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    150%   300%   450%   600%
                                 --    ----   ----   ----   ----
G and Group 4 Assets..........   20.8    9.3    5.7    4.2    3.3
GH............................   19.7    7.4    4.5    3.3    2.7
GJ............................   29.4   23.3   15.3   10.7    8.1

     Group 5

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   210%   350%   500%
                                 --    ----   ----   ----   ----
FA, HD and HE.................   19.1    8.2    4.8    3.3    2.5
HG............................   28.9   23.6   16.7   11.1    8.0
Group 5 Assets................   21.0   11.3    7.2    4.9    3.6

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

THE ASSETS

     The Group 1 Assets will consist of $529,286,236 of Freddie Mac 6.0% per annum 15-year PCs.

     The Group 2 Assets will consist of $199,864,554 of Freddie Mac 6.0% per annum 15-year PCs.

     The Group 4 Assets will consist of $50,463,643 of Freddie Mac 6.0% per annum 30-year PCs backed by Relocation Mortgages.

     The Group 5 Assets will consist of $427,915,987 of Freddie Mac 6.5% per annum 30-year PCs.

     The Groups 3 Assets will have the following characteristics:

                               PRINCIPAL AMOUNT
         PERCENTAGE OF CLASS    IN LOWER-TIER
            IN LOWER-TIER       REMIC POOL AS     JANUARY 1999   CLASS    PRINCIPAL TYPE/
 CLASS       REMIC POOL        OF CLOSING DATE    CLASS FACTOR   COUPON   INTEREST TYPE(1)   FINAL PAYMENT DATE
-------  -------------------   ----------------   ------------   ------   ----------------   ------------------
1585-O..    26.6551808326%       $10,633,991       0.9966288      (2)      SUP/FLT/DLY       September 15, 2023
1585-PL     19.2307692308          4,983,144       0.9966288      (2)      SUP/INV/DLY       September 15, 2023
1585-PM     51.2391354699          6,367,477       0.9966288      (2)      SUP/INV/DLY       September 15, 2023

---------------

(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.
(2) Calculated as described in the Asset Offering Circular. See Exhibit I to this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement and Exhibit I to this Supplement.

MORTGAGE CHARACTERISTICS (AS OF JANUARY 1, 1999)

     GROUPS 1, 2, 4 AND 5 - ASSUMED MORTGAGE CHARACTERISTICS

                                 REMAINING TERM                                   PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------  -----------------   --------------   -----------   -------------   --------------
            (  $ 43,863,508           180              0            6.7%             6.0%
            (   141,337,943           179              0            6.7              6.0
            (   141,337,943           177              2            6.7              6.0
     1      (   141,337,943           176              2            6.7              6.0
            (    61,408,899           175              3            6.7              6.0
            (  ------------
            (  $529,286,236           177*             1*
            (  ============

            (  $ 16,563,367           180              0            6.7%             6.0%
            (    53,370,828           179              0            6.7              6.0
            (    53,370,828           177              2            6.7              6.0
     2      (    53,370,828           176              2            6.7              6.0
            (    23,188,703           175              3            6.7              6.0
            (  ------------
            (  $199,864,554           177*             1*
            (  ============

     4      (  $ 50,463,643           360              0            6.543%           6.0%

            (  $142,638,669           357              2            7.05%            6.5%
            (   174,019,166           357              2            7.05             6.5
     5      (    71,319,329           350              7            7.05             6.5
            (    39,938,823           343             12            7.05             6.5
            (  ------------
            (  $427,915,987           355*             4*
            (  ============

     --------------------
     * Weighted average by principal balance.

     GROUP 3 - MORTGAGE CHARACTERISTICS

            WEIGHTED
            AVERAGE
         REMAINING TERM   WEIGHTED AVERAGE   WEIGHTED AVERAGE      PER ANNUM
          TO MATURITY         LOAN AGE           PER ANNUM       INTEREST RATE
SERIES    (IN MONTHS)       (IN MONTHS)        INTEREST RATE     OF RELATED PCS
------   --------------   ----------------   -----------------   --------------
1585          280                65                7.126%             6.5%

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

  EXHIBIT XII -- SERIES 2137 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$2,250,000,000
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2137

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Four Asset Groups, consisting of two Groups of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs) and two
                         Groups of Freddie Mac 6.5% 30-year PCs
Payment Dates:         Monthly, beginning in April 1999
Form of Securities:    Regular (non-Retail) and MACR Classes: Book-entry (Federal
                         Reserve Banks)
                       Retail Classes (TT, UU and VV): Book-entry (Depository Trust
                         Company); issued in $1,000 Retail Class Units
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (the "Underwriter")
Closing Date:          March 30, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
FA ..................  $ 16,200,337        SUP       (5)      FLT/DLY    3133TJ Q J 5     March 15, 2029   16.9Yrs
GA ..................    51,350,000      SCH/AD       6.0%      FIX      3133TJ Q L 0  November 15, 2028    3.5
GB ..................    58,829,000      SCH/AD       6.0       FIX      3133TJQM8      March 15, 2029      5.0
GC ..................     7,478,900      SCH/AD       6.0       FIX      3133TJ Q N 6     March 15, 2029   15.3
K ...................     6,708,800        SUP        0.0       PO       3133TJ Q X 4     March 15, 2029   16.9
KF ..................     3,773,916     NTL(PAC)      6.0     FIX/IO     3133TJ Q Y 2      June 15, 2027     --
PA ..................    26,764,300        PAC        6.0       FIX      3133TJ Q Z 9      June 15, 2008    2.5
PB ..................    37,635,100        PAC        6.0       FIX      3133TJ R 2 1     April 15, 2014    3.5
PC ..................    23,160,200        PAC        6.0       FIX      3133TJ R 3 9   October 15, 2016    4.5
PD ..................    60,632,700        PAC        6.0       FIX      3133TJ R 4 7    August 15, 2021    6.0
PE ..................    40,866,400        PAC        6.0       FIX      3133TJ R 5 4   January 15, 2024    8.0
PF ..................    30,000,000        PAC        6.0       FIX      3133TJ R 6 2      June 15, 2027   11.0
PG ..................    47,617,200        PAC        6.0       FIX      3133TJ R 7 0     March 15, 2029   18.2
QF ..................    45,287,000        PAC        5.5       FIX      3133TJ R 8 8      June 15, 2027   11.0
SA ..................     3,000,063        SUP       (5)      INV/DLY    3133TJ R B 1     March 15, 2029   16.9
UU ..................    15,000,000      SUP/RTL      6.5       FIX      3133TJ S 4 6     March 15, 2029   16.9
VV ..................    24,470,000      SUP/RTL      6.75      FIX      3133TJ S 9 5     March 15, 2029   16.9
ZB ..................     5,000,000        SUP        6.0      FIX/Z     3133TJ S B 0 September 15, 2027    1.2
GROUP 2
A ...................   314,879,000        SEQ        6.0       FIX      3133TJ Q 6 3   October 15, 2025    5.1
AB ..................    50,000,000        SEQ        6.0       FIX      3133TJ Q 7 1  February 15, 2026    5.3
BA ..................     8,871,000        SEQ        6.0       FIX      3133TJ Q 9 7  February 15, 2026   12.0
BC ..................    29,789,000        SEQ        6.0       FIX      3133TJ Q A 4  December 15, 2026   13.3
VA ..................    12,780,000      AD/SEQ       6.0       FIX      3133TJ S 5 3  November 15, 2004    3.0
VB ..................    13,606,000      AD/SEQ       6.0       FIX      3133TJ S 6 1       May 15, 2009    8.0
VC ..................    38,383,000      AD/SEQ       6.0       FIX      3133TJ S 7 9  November 15, 2017   13.8
Z ...................    31,692,000        SEQ        6.0      FIX/Z     3133TJ S A 2     March 15, 2029   20.8
GROUP 3
DF ..................    20,000,000      PAC/AD       6.5       FIX      3133TJ Q H 9     April 15, 2016   11.6
FT ..................    94,106,319        SUP       (5)      FLT/DLY    3133TJ Q K 2     March 15, 2029    8.3
GR ..................   113,422,000        SCH        6.5%      FIX      3133TJ Q P 1  December 15, 2028    3.5Yrs

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GS ..................  $ 12,907,800        SCH        6.5       FIX      3133TJ Q Q 9     March 15, 2029   18.2
GT ..................   108,750,000        SCH        6.5       FIX      3133TJ Q R 7     March 15, 2029    5.0
JI ..................    16,420,423     NTL(PAC)      6.5     FIX/IO     3133TJ Q U 0  November 15, 2021     --
ST ..................    21,716,843        SUP       (5)      INV/DLY    3133TJ R C 9     March 15, 2029    8.3
T ...................       961,538        SUP        0.0       PO       3133TJ R D 7     March 15, 2029    8.3
TB ..................    10,809,700        PAC        6.5       FIX      3133TJ R E 5  November 15, 2008    2.5
TE ..................    69,795,100        PAC        6.5       FIX      3133TJ R F 2  November 15, 2021    6.0
TF ..................    54,647,700        PAC        6.5       FIX      3133TJ R G 0     March 15, 2024    8.0
TG ..................   100,990,000        PAC        6.5       FIX      3133TJ R H 8      July 15, 2027   11.0
TH ..................    26,439,600        PAC        6.5       FIX      3133TJ R J 4     March 15, 2029   18.2
TL ..................    15,137,000        PAC        6.5       FIX      3133TJ R K 1     March 15, 2023    7.6
TM...................    70,000,000        PAC        6.5       FIX      3133TJ R L 9   January 15, 2028   11.0
TN ..................    23,096,000        PAC        6.5       FIX      3133TJ R M 7     March 15, 2029   19.3
TT ..................    25,000,000      SUP/RTL      6.75      FIX      3133TJ R S 4     March 15, 2029    8.3
TZ ..................    12,667,100        PAC        6.5      FIX/Z     3133TJ R X 3     March 15, 2029   18.9
UB ..................    42,809,700        PAC        6.0       FIX      3133TJ R Y 1  November 15, 2008    2.5
UC ..................    74,052,200        PAC        6.0       FIX      3133TJ R Z 8    August 15, 2014    3.5
UD ..................    46,603,600        PAC        6.0       FIX      3133TJ S 2 0     March 15, 2017    4.5
UE ..................    50,000,000        PAC        6.0       FIX      3133TJ S 3 8  November 15, 2021    6.0
VE ..................     5,587,800      AD/PAC       6.5       FIX      3133TJ S 8 7  November 15, 2004    3.0
GROUP 4
CA ..................    98,302,500        SEQ        6.4       FIX      3133TJ Q B 2   October 15, 2026    5.1
CE ..................    98,302,500        SEQ        6.5       FIX      3133TJ Q C 0   October 15, 2026    5.1
CI ..................     1,512,346     NTL(SEQ)      6.5     FIX/IO     3133TJ Q D 8   October 15, 2026     --
CV ..................    16,000,000      AD/SEQ       6.5       FIX      3133TJ Q E 6      June 15, 2006    3.9
CW...................    10,697,500      AD/SEQ       6.5       FIX      3133TJ Q F 3  December 15, 2009    9.0
CZ ..................    26,697,500        SEQ        6.5      FIX/Z     3133TJ Q G 1     March 15, 2029   17.7
RESIDUAL
R ...................       500,000        PAC        6.5       FIX      3133TJ R 9 6     March 15, 2029   28.5
RS ..................             0        NPR        0.0       NPR      3133TJ R A 3     March 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 160% PSA for the Group 1 Classes, 155% PSA for the Group 2 Classes, 195% PSA for the Group 3 and R Classes and 185% PSA for the Group 4 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.
       THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS FEBRUARY 11, 1999

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each, a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for other related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The K and T Classes will be Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                         CLASS COUPON SUBJECT TO
                              INITIAL                                  ---------------------------
           CLASS              RATE(1)          CLASS COUPON(2)         MINIMUM RATE   MAXIMUM RATE
           -----              -------    ----------------------------  ------------   ------------
FA(3).......................   5.8875%   LIBOR + 0.95%                     0.95%          8.0%
FT(3).......................   5.8875    LIBOR + 0.95%                     0.95           8.0
SA(3).......................  11.4075    38.07% - (LIBOR X 5.4)            0             38.07
ST(3).......................   9.15417   30.55% - (LIBOR X 4.3333333)      0             30.55

---------------

(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

       ORIGINAL NOTIONAL
CLASS  PRINCIPAL AMOUNT              REDUCES PROPORTIONATELY WITH
-----  -----------------   -------------------------------------------------
REMIC CERTIFICATES
CI        $ 1,512,346      CA (Sequential Pay Class)
JI        $16,420,423      UB, UC, UD and UE, in the aggregate (PAC Classes)
KF        $ 3,773,916      QF (PAC Class)
MACR CLASSES
JF        $ 4,203,669      TF (PAC Class)
JG        $ 7,768,461      TG (PAC Class)
JL        $ 1,164,384      TL (PAC Class)
JM        $ 5,384,615      TM (PAC Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                    Group 1

              (   - The "ZB Accrual Amount" for that Payment Date to the Classes shown
              (     below in the following order of priority:
ACCRETION     (
DIRECTED      (     1. Concurrently:
AND ACCRUAL   (
              (        (a) 50.0000424961% to GB, until retired
              (
              (        (b) 49.9999575039% to GA and GC, in that order, until retired
              (
              (     2. To ZB

                  - The "Group 1 Asset Principal Amount" for that Payment Date to the
                    Classes shown below in the following order of priority:

              (     1. Beginning May 15, 2001, to the PAC Classes, until reduced to their
              (        "Aggregate Targeted Balance" for that Payment Date, allocated as
              (        follows:
PAC           (
              (        (a) To PA, PB, PC, PD and PE, in that order, while outstanding
              (
              (        (b) To PF and QF, pro rata, while outstanding
              (
              (        (c) To PG

              (     2. To the Scheduled Classes, until reduced to their Aggregate Targeted
              (        Balance for that Payment Date, allocated concurrently:
SCHEDULED     (
              (        (a) 50.0000424961% to GB
              (
              (        (b) 49.9999575039% to GA and GC, in that order

              (     3. To ZB, until retired
SUPPORT       (
              (     4. To FA, K, SA, UU and VV, pro rata, until retired

SCHEDULED     (     5. To the Scheduled Classes as in step 2, but without regard to their
              (        Aggregate Targeted Balance, until retired

PAC           (     6. To the PAC Classes as in step 1, but without regard to their
              (        Aggregate Targeted Balance, until retired

                                    Group 2

ACCRETION     (   - The "Z Accrual Amount" for that Payment Date to VA, VB and VC, in that
DIRECTED      (     order, until retired, and then to Z
AND
ACCRUAL

                  - The "Group 2 Asset Principal Amount" for that Payment Date to the
                    Classes shown below in the following order of priority:

              (     1. Concurrently:
              (
SEQUENTIAL    (        (a) 86.6220735786% to A and BA, in that order, until retired
PAY           (
              (        (b) 13.3779264214% to AB, until retired
              (
              (      2. To BC, VA, VB, VC and Z, in that order, until retired

                                    Group 3

ACCRETION     (   - The "TZ Accrual Amount" for that Payment Date to VE and DF, in that
DIRECTED      (     order, until retired, and then to TZ
AND
ACCRUAL

              - The "Group 3 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

            (   1. Beginning May 15, 2001, to the PAC Classes, until reduced to their
            (      Aggregate Targeted Balance for that Payment Date, allocated as
            (      follows:
            (      (a) To TB and UB, pro rata
            (      (b) To UC and UD, in that order
PAC         (      (c) To TE and UE, pro rata
            (      (d) Concurrently, 33.0429957346% to TL, TM, TN and R, in that order,
            (          and 66.9570042654% as follows:
            (          (i) To TF and TG, in that order
            (         (ii) Concurrently, 59.1316108788% to VE, DF and TZ, in that
            (              order, and 40.8683891212% to TH

            (   2. To the Scheduled Classes, until reduced to their Aggregate Targeted
SCHEDULED   (      Balance for that Payment Date, allocated concurrently:
            (      (a) 46.2608867287% to GT
            (      (b) 53.7391132713% to GR and GS, in that order

SUPPORT     (   3. To FT, ST, T and TT, pro rata, until retired

SCHEDULED   (   4. To the Scheduled Classes as in step 2, but without regard to their
            (      Aggregate Targeted Balance, until retired

PAC         (   5. To the PAC Classes as in step 1, but without regard to their
            (      Aggregate Targeted Balance, until retired

                                          Group 4

ACCRETION   ( - The "CZ Accrual Amount" for that Payment Date to CV and CW, in that
DIRECTED    (   order, until retired, and then to CZ
AND ACCRUAL (

              - The "Group 4 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

SEQUENTIAL  (   1. To CA and CE, pro rata, until retired
PAY         (   2. To CV, CW and CZ, in that order, until retired

     The Aggregate Targeted Balances (shown under
"Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                                                        STRUCTURING RANGE
                                                       -------------------
GROUP 1
  PAC Classes........................................  100% PSA - 250% PSA
  Scheduled Classes..................................  141% PSA - 190% PSA
GROUP 3
  PAC Classes........................................  100% PSA - 250% PSA
  Scheduled Classes..................................  145% PSA - 215% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related Classes entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

RETAIL CLASSES

     The TT, UU and VV Classes will be Retail Classes. Investors in the Retail Classes will receive principal payments in $1,000 "Retail Class Units," subject to the priorities, limitations and allocations described under

"Payments -- Retail Class Principal Payments" in this Supplement. Also see "Prepayment and Yield Analysis -- Prepayment and Weighted Average Life Considerations -- Retail Classes" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   160%   250%   500%
                                 --    ----   ----   ----   ----
FA, K, SA, UU** and VV**......   29.3   25.1   16.9    2.3    1.1
GA............................   22.5    8.5    3.5    2.6    1.6
GB............................   23.1    9.8    5.0    3.2    1.7
GC............................   27.6   18.3   15.3    7.1    2.4
PA............................    4.7    2.5    2.5    2.5    2.4
PB............................    9.5    3.5    3.5    3.5    2.8
PC............................   12.8    4.5    4.5    4.5    3.1
PD............................   16.2    6.0    6.0    6.0    3.7
PE............................   19.3    8.0    8.0    8.0    4.5
PF and QF.....................   22.1   11.0   11.0   11.0    6.0
PG............................   24.5   18.2   18.2   18.2   10.0
ZB............................   28.1   20.0    1.2    0.4    0.2
Group 1 Assets................   20.8   11.3    8.8    6.4    3.7

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   155%   300%   500%
                                 --    ----   ----   ----   ----
A.............................   17.9    7.0    5.1    3.0    2.0
AB and AC.....................   18.1    7.2    5.3    3.1    2.0
BA............................   26.7   16.1   12.0    6.9    4.3
BC............................   27.3   17.6   13.3    7.7    4.7
VA............................    3.0    3.0    3.0    3.0    3.0
VB............................    8.0    8.0    8.0    7.6    5.3
VC............................   14.7   14.7   13.8    9.5    6.2
Z.............................   28.9   23.5   20.8   14.6    9.6
Group 2 Assets................   20.8   11.0    8.6    5.2    3.3

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   195%   250%   500%
                                 --    ----   ----   ----   ----
DF............................   12.0   11.6   11.6   11.6    7.9
FT, ST, T and TT**............   29.2   24.8    8.3    2.3    1.0
GR............................   25.0    9.7    3.5    2.7    1.6
GS............................   28.3   20.0   18.2    7.4    2.4
GT............................   25.3   10.7    5.0    3.2    1.7
TB and UB.....................    5.0    2.5    2.5    2.5    2.4
TE and UE.....................   16.5    6.0    6.0    6.0    3.7
TF, TP and TU.................   19.6    8.0    8.0    8.0    4.5
TG, TQ and TV.................   22.3   11.0   11.0   11.0    5.9
TH............................   24.7   18.2   18.2   18.2   10.0
TL, TR and TW.................   19.1    7.6    7.6    7.6    4.3
TM, TS and TX.................   22.1   11.0   11.0   11.0    5.9
TN............................   24.9   19.3   19.3   19.3   10.6
TZ............................   24.7   18.9   18.9   18.9   11.4
UC............................    9.9    3.5    3.5    3.5    2.8
UD............................   13.2    4.5    4.5    4.5    3.1
VE............................    3.0    3.0    3.0    3.0    3.0
R.............................   28.5   28.5   28.5   28.5   20.4
Group 3 Assets................   21.0   11.4    7.7    6.5    3.7

     -------------------------
      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.
     ** The weighted average lives shown in the table for each Retail Class apply to that Class as a whole and are not likely to reflect the experience of any Retail Class investor. Because Retail Class investors will receive principal payments subject to the priorities, limitations and allocations described under "Payments -- Retail Class Principal Payments" in this Supplement, the weighted average lives of Retail Class Units will vary among different investors.

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   185%   300%   500%
                                 --    ----   ----   ----   ----
CA and CE.....................   18.9    8.0    5.1    3.5    2.4
CV............................    3.9    3.9    3.9    3.9    3.6
CW............................    9.0    9.0    9.0    8.2    5.6
CZ............................   28.8   23.3   17.7   12.9    8.5
Group 4 Assets................   21.0   11.3    7.8    5.4    3.5

THE ASSETS

     The Group 1 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $500,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $1,000,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 4 Assets will consist of $250,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The assets of this Series will also include a non-interest bearing cash deposit of $2,999.97 to be used for principal payments on the Retail Classes as described in this Supplement.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MARCH 1, 1999)

                                 REMAINING TERM                                    PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE OF
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE     RELATED PCS
-----------  -----------------   --------------   -----------   -------------   ----------------
     1        $  500,000,000          357              2            6.70%             6.0%
     2           500,000,000          351              8            6.75              6.0
     3         1,000,000,000          357              2            7.05              6.5
     4           250,000,000          355              5            7.10              6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

 EXHIBIT XIII -- SERIES 2149 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$1,587,829,320
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2149

                                                              (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Double-Tier)
Underlying Assets:     Four Asset Groups, consisting of one Group of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs) and three
                         Groups of Freddie Mac 6.5% 30-year PCs
Payment Dates:         Monthly, beginning in June 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Classes (R and RS): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (the "Underwriter")
Closing Date:          May 28, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
GROUP 1
FG ..................  $ 19,544,931      PAC II       (5)     FLT/DLY    3133TK T 3 4       May 15, 2029   18.1Yrs
FT ..................   115,259,868        SUP        (5)     FLT/DLY    3133TK T 4 2       May 15, 2029   11.4
GA ..................   137,118,000      PAC II      6.5%       FIX      3133TK T 5 9  February 15, 2029    3.5
GR ..................    73,833,000      PAC II      6.5        FIX      3133TK T 6 7  February 15, 2029    3.5
JD ..................     1,231,646    NTL(PAC I)    6.5      FIX/IO     3133TK T 7 5     April 15, 2017     --
QD ..................    16,011,400       PAC I      6.0        FIX      3133TK T L 4     April 15, 2017    4.5
SG ..................     4,510,369      PAC II       (5)     INV/DLY    3133TK T P 5       May 15, 2029   18.1
ST ..................    26,598,432        SUP        (5)     INV/DLY    3133TK T Q 3       May 15, 2029   11.4
TB ..................    52,848,600       PAC I      6.5        FIX      3133TK T R 1  December 15, 2008    2.5
TC ..................    26,221,822       PAC I      6.5        FIX      3133TK T S 9   October 15, 2014    3.5
TE ..................    42,250,198       PAC I      6.5        FIX      3133TK T T 7   January 15, 2022    6.0
TF ..................    80,786,400       PAC I      6.5        FIX      3133TK T U 4       May 15, 2024    8.0
TG ..................   151,678,200       PAC I      6.5        FIX      3133TK T V 2 September 15, 2027   11.0
TK ..................    38,250,000       PAC I      6.5        FIX      3133TK T X 8      June 15, 2028   15.0
TL ..................    42,691,300       PAC I      6.5        FIX      3133TK T Y 6  February 15, 2029   18.7
TM...................    15,000,000       PAC I      6.5        FIX      3133TK T Z 3       May 15, 2029   24.6
TP ..................    28,983,485       PAC I      6.5        FIX      3133TK U 2 4   October 15, 2012    3.2
TQ ..................    68,714,252       PAC I      6.5        FIX      3133TK U 3 2    August 15, 2018    4.5
TR ..................    59,199,743       PAC I      6.5        FIX      3133TK U 4 0   January 15, 2022    6.3
GROUP 2
DA ..................   131,485,000        SEQ       6.0        FIX      3133TK S U 5  December 15, 2025    5.0
DB ..................    15,398,000        SEQ       6.0%       FIX      3133TK S V 3  February 15, 2027   13.0Yrs

      CLASS OF           ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL     PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES        AMOUNT(1)     OTHER TYPE(2)  COUPON   TYPE(2)     NUMBER         DATE(3)         LIFE(4)
    ------------        ---------     -------------  ------   --------    ------      -------------      --------
DC ..................  $ 35,000,000        SEQ       6.0        FIX      3133TK S W 1       May 15, 2029   19.8
DK ..................   125,292,000        SEQ       6.0        FIX      3133TK S X 9     April 15, 2026    5.2
VA ..................    10,121,000      AD/SEQ      6.0        FIX      3133TK U 5 7  November 15, 2006    4.0
VB ..................    14,604,000      AD/SEQ      6.0        FIX      3133TK U 6 5   October 15, 2013   10.9
ZD ..................    18,100,000        SEQ       6.0       FIX/Z     3133TK U B 4       May 15, 2029   18.7
GROUP 3
CA ..................    63,921,429        SEQ       6.25       FIX      3133TK S Q 4  December 15, 2026    5.0
CB ..................     5,000,000        SEQ       6.5        FIX      3133TK S R 2    August 15, 2027   13.0
CD ..................    15,425,000        SEQ       6.5        FIX      3133TK S S 0       May 15, 2029   19.1
FC ..................    10,653,571        SEQ        (5)       FLT      3133TK T 2 6  December 15, 2026    5.0
SC ..................    10,653,571     NTL(SEQ)      (5)     INV/IO     3133TK T N 0  December 15, 2026     --
GROUP 4
EA ..................   110,000,000        SEQ       6.5        FIX      3133TK S Y 7 September 15, 2026    5.4
VJ ..................     9,301,000      AD/SEQ      6.5        FIX      3133TK U 8 1      July 15, 2007    4.4
VK ..................    10,028,320      AD/SEQ      6.5        FIX      3133TK U 9 9  February 15, 2013   11.0
ZE ..................    13,500,000        SEQ       6.5       FIX/Z     3133TK U C 2       May 15, 2029   18.6
RESIDUAL
R ...................       500,000       PAC I      6.5        FIX      3133TKTM2        May 15, 2029     29.1
RS ..................             0        NPR       0.0        NPR      3133TK U D 0       May 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see
    "Payments -- Interest" in this Supplement.
(2) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(3) See "Final Payment Dates" in this Supplement.
(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 180% PSA for the Group 1 and R Classes, 150% PSA for the Group 2 Classes, 179% PSA for the Group 3 Classes and 170% PSA for the Group 4 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(5) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.
        THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS MARCH 31, 1999

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates or, in some cases, for related MACR Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                       CLASS COUPON SUBJECT TO
                        INITIAL                                      ---------------------------
        CLASS           RATE(1)            CLASS COUPON(2)           MINIMUM RATE   MAXIMUM RATE
        -----           -------    --------------------------------  ------------   ------------
FC...................   5.27625%   LIBOR + 0.35%                         0.35%        8.0%
FG and FT(3).........   5.87625    LIBOR + 0.95%                         0.95         8.0
SC...................   2.72375    7.65% - LIBOR                         0            7.65
SG and ST(3).........   9.20292    30.549999% - (LIBOR X 4.3333333)      0           30.549999

---------------
(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                     ORIGINAL NOTIONAL
      CLASS          PRINCIPAL AMOUNT    REDUCES PROPORTIONATELY WITH
      -----          -----------------   ----------------------------
REMIC CERTIFICATES
JD                      $ 1,231,646      QD (Type I PAC Class)
SC                      $10,653,571      FC (Sequential Pay Class)
MACR CLASSES
JL                      $ 3,283,946      TL (Type I PAC Class)
JP                      $ 2,229,498      TP (Type I PAC Class)
JR                      $ 4,553,826      TR (Type I PAC Class)
KC                      $ 2,017,063      TC (Type I PAC Class)
KE                      $ 3,250,015      TE (Type I PAC Class)
KF                      $ 6,214,338      TF (Type I PAC Class)
KQ                      $ 5,285,711      TQ (Type I PAC Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                    Group 1

                - The "Group 1 Asset Principal Amount" for that Payment Date to the
                  Classes shown below in the following order of priority:

             (  1. Beginning July 15, 2001, to the Type I PAC Classes, until reduced to
             (     their "Aggregate Targeted Balance" for that Payment Date, allocated
             (     as follows:
TYPE I       (
PAC          (     a. To TB, while outstanding
             (     b. 35.0000434997% to TC, QD and TE, in that order, and 64.9999565003%
             (        to TP, TQ and TR, in that order, while outstanding
             (
             (     c. To TF, TG, TK, TL, TM and R, in that order

             (  2. To the Type II PAC Classes, until reduced to their Aggregate
             (     Targeted Balance for that Payment Date, allocated as follows:
TYPE II      (
PAC          (     (a) To GA and GR, pro rata, while outstanding
             (     (b) To FG and SG, pro rata

SUPPORT      (  3. To FT and ST, pro rata, until retired

TYPE II      (  4. To the Type II PAC Classes as described above, but without regard to
             (     their Aggregate Targeted Balance, until retired

TYPE I       (  5. To the Type I PAC Classes as described above, but without regard to
             (     their Aggregate Targeted Balance, until retired

                                    Group 2
ACCRETION    (  - The "ZD Accrual Amount" for that Payment Date to VA and VB, in that
DIRECTED     (    order, until retired, and then to ZD
AND ACCRUAL  (

                - The "Group 2 Asset Principal Amount" for that Payment Date, allocated concurrently:

SEQUENTIAL  (     (a) 51.9665714286% to DA, DB and DC, in that order, until retired
PAY         (     (b) 48.0334285714% to DK, VA, VB and ZD, in that order, until retired

                                    Group 3

                - The "Group 3 Asset Principal Amount" for that Payment Date to the
                  Classes shown below in the following order of priority:

SEQUENTIAL  (  1. To CA and FC, pro rata, until retired
PAY         (  2. To CB and CD, in that order, until retired

                                    Group 4
ACCRETION   (  - The "ZE Accrual Amount" for that Payment Date to VJ and VK, in that
DIRECTED    (    order, until retired, and then to ZE
AND ACCRUAL (

SEQUENTIAL  (  - The "Group 4 Asset Principal Amount" for that Payment Date to EA, VJ,
PAY         (    VK and ZE, in that order, until retired

     The Aggregate Targeted Balances (shown under
"Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                           CLASS                               STRUCTURING RANGE
                           -----                               -----------------
Type I PAC..................................................  100% PSA - 250% PSA
Type II PAC.................................................  145% PSA - 215% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments (or, in the case of Combination 9, the net reduction in principal) will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal or, if there are two or more related MACR Classes entitled to principal, to such Classes, pro rata.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool" for this Series. Elections will be made to treat each REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes of REMIC Certificates will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "General Information -- Structure of Transaction -- General" in this Supplement and "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   180%   250%   500%
                                 --    ----   ----   ----   ----
FG and SG.....................   28.3   20.0   18.1    7.4    2.4
FT and ST.....................   29.2   24.8   11.4    2.3    1.0
GA and GR.....................   25.0    9.7    3.5    2.7    1.6
LC, PC and TC.................    9.9    3.5    3.5    3.5    2.8
LE, PE and TE.................   16.5    6.0    6.0    6.0    3.7
LF, PF and TF.................   19.6    8.0    8.0    8.0    4.5
LP, NP and TP.................    9.0    3.2    3.2    3.2    2.7
LQ, PQ and TQ.................   13.1    4.5    4.5    4.5    3.1
LR, PR and TR.................   17.0    6.3    6.3    6.3    3.8
QD............................   13.2    4.5    4.5    4.5    3.1
QL and TL.....................   24.8   18.7   18.7   18.7   10.1
TB............................    4.9    2.5    2.5    2.5    2.4
TG............................   22.3   11.0   11.0   11.0    5.9
TH............................   24.7   18.1   18.1   18.1   10.0
TK............................   24.1   15.0   15.0   15.0    8.0
TM............................   25.8   24.6   24.6   24.6   14.5
R.............................   29.1   29.1   29.1   29.1   22.8
Group 1 Assets................   21.0   11.4    8.2    6.5    3.7

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   150%   300%   500%
                                 --    ----   ----   ----   ----
DA............................   17.9    6.7    5.0    2.8    1.8
DB............................   27.1   16.8   13.0    7.2    4.4
DC............................   28.9   23.0   19.8   12.3    7.5
DK............................   18.1    7.0    5.2    2.9    1.8
VA............................    4.0    4.0    4.0    4.0    3.2
VB............................   11.2   11.2   10.9    7.6    5.0
VC............................    8.2    8.2    8.1    6.1    4.3
ZD............................   28.5   21.6   18.7   12.7    8.2
Group 2 Assets................   20.8   10.7    8.5    5.0    3.1

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   179%   300%   500%
                                 --    ----   ----   ----   ----
CA and FC.....................   18.9    7.6    5.0    3.2    2.1
CB............................   27.8   18.8   13.0    8.3    5.1
CD............................   29.1   24.0   19.1   13.2    8.1
CE and Group 3 Assets.........   21.0   10.9    7.7    5.1    3.2

     Group 4

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   170%   300%   500%
                                 --    ----   ----   ----   ----
EA............................   18.7    7.8    5.4    3.5    2.4
EB............................   28.7   23.0   18.2   12.1    7.6
VJ............................    4.4    4.4    4.4    4.4    3.7
VK............................   11.1   11.1   11.0    8.5    5.7
VL............................    7.9    7.9    7.8    6.5    4.8
ZE............................   28.7   23.0   18.6   13.4    8.9
Group 4 Assets................   21.0   11.3    8.4    5.5    3.6

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

THE ASSETS

     The Group 1 Assets will consist of $1,000,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 2 Assets will consist of $350,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Assets will consist of $95,000,000 of Freddie Mac 6.5% per annum 30-year PCs.

     The Group 4 Assets will consist of $142,829,320 of Freddie Mac 6.5% per annum 30-year PCs.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MAY 1, 1999)

                                 REMAINING TERM                                   PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------  -----------------   --------------   -----------   -------------   --------------
     1        $1,000,000,000          357              2            7.05%            6.5%
     2           350,000,000          343             12            6.828            6.0
     3            95,000,000          345             10            7.1              6.5
     4           142,829,320          355              4            7.05             6.5

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

  EXHIBIT XIV -- SERIES 2162 OFFERING CIRCULAR SUPPLEMENT COVER PAGE AND TERMS
                                     SHEET
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED APRIL 1, 1998)

$667,506,861
FREDDIE MAC
MULTICLASS REMIC CERTIFICATES
AND MODIFIABLE AND COMBINABLE REMIC CERTIFICATES, SERIES 2162

                                                             (FREDDIE MAC LOGO)

Offered Securities:    Classes of REMIC Certificates (Multiclass PCs) listed below;
                         MACR Classes listed on Appendix 1 to this Supplement
Guarantee:             Principal and interest guaranteed by Freddie Mac, as
                         described in this Supplement
Tax Status:            REMIC (Single-Tier)
Underlying Assets:     Three Asset Groups, consisting of two Groups of Freddie Mac
                         6.0% 30-year PCs (Gold PCs and Gold Giant PCs) and one
                         Group of Freddie Mac Multiclass PCs
Payment Dates:         Monthly, beginning in July 1999
Form of Securities:    Regular and MACR Classes: Book-entry (Federal Reserve Banks)
                       Residual Class (R): Certificated
Offering Terms:        Classes offered in negotiated transactions at varying prices through Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (the "Underwriter")
Closing Date:          June 30, 1999

THE RISKS ASSOCIATED WITH THE SECURITIES MAY MAKE THEM UNSUITABLE FOR SOME INVESTORS. SEE "CERTAIN RISK CONSIDERATIONS" AND "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      CLASS OF          ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL    PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES         AMOUNT      OTHER TYPE(1)  COUPON   TYPE(1)     NUMBER         DATE(2)         LIFE(3)
    ------------        ---------    -------------  ------   --------    ------      -------------      --------
GROUP 1
FA ..................  $32,929,411        SCH        (4)       FLT      3133TL A S 7   January 15, 2029    3.5Yrs
FB ..................    5,390,250        SCH        (4)     FLT/DLY    3133TL A T 5      June 15, 2029   14.7
FH ..................   28,960,500        SUP        (4)     FLT/DLY    3133TL D E 5      June 15, 2029   17.2
K ...................    5,516,285        SUP        0.0%      PO       3133TL A Y 4      June 15, 2029   17.2
L ...................    1,026,714        SCH        0.0       PO       3133TL A Z 1      June 15, 2029   14.7
PB ..................   14,332,000        PAC        6.0       FIX      3133TL B 4 9  December 15, 2009    2.5
PC ..................   13,815,000        PAC        6.0       FIX      3133TL B 5 6 September 15, 2014    3.5
PD ..................   12,648,000        PAC        6.0       FIX      3133TL B 6 4   October 15, 2017    4.5
PE ..................   24,002,000        PAC        6.0       FIX      3133TL B 7 2  February 15, 2022    6.0
PF ..................   20,162,000        PAC        6.0       FIX      3133TL B 8 0  November 15, 2024    8.0
PG ..................   27,948,000        PAC        6.0       FIX      3133TL B 9 8   October 15, 2027   11.0
PH ..................   19,642,000        PAC        6.0       FIX      3133TL B A 5      June 15, 2029   17.8
SA ..................   13,720,589        SCH        (4)       INV      3133TL B D 9   January 15, 2029    3.5
SB ..................      770,036        SCH        (4)     INV/DLY    3133TL B E 7      June 15, 2029   14.7
SH ..................    4,137,215        SUP        (4)     INV/DLY    3133TL B J 6      June 15, 2029   17.2

GROUP 2
FC ..................   59,897,929        SCH        (4)       FLT      3133TL A U 2      June 15, 2029    3.5
FT ..................   59,333,399        SUP        (4)     FLT/DLY    3133TLAW8       June 15, 2029     16.8
M ...................   11,480,172        SUP        0.0       PO       3133TL B 2 3      June 15, 2029   16.8

      CLASS OF          ORIGINAL                                                                        WEIGHTED
        REMIC           PRINCIPAL    PRINCIPAL OR   CLASS    INTEREST     CUSIP      FINAL PAYMENT      AVERAGE
    CERTIFICATES         AMOUNT      OTHER TYPE(1)  COUPON   TYPE(1)     NUMBER         DATE(2)         LIFE(3)
    ------------        ---------    -------------  ------   --------    ------      -------------      --------
SC ..................  $24,957,471        SCH        (4)       INV      3133TL B F 4      June 15, 2029    3.5Yrs
ST ..................    7,672,629        SUP        (4)     INV/DLY    3133TL B L 1      June 15, 2029   16.8
SU ..................    1,025,000        SUP        (4)     INV/DLY    3133TL B M 9      June 15, 2029   16.8
SX ..................      850,000        SUP        (4)     INV/DLY    3133TL B N 7      June 15, 2029   16.8
TB ..................   25,578,600        PAC        6.0%      FIX      3133TL B P 2  December 15, 2009    2.5
TC ..................   24,641,400        PAC        6.0       FIX      3133TL B Q 0 September 15, 2014    3.5
TD ..................   22,555,200        PAC        6.0       FIX      3133TL B R 8  November 15, 2017    4.5
TE ..................   42,771,900        PAC        6.0       FIX      3133TL B S 6     March 15, 2022    6.0
TF ..................   35,822,400        PAC        6.0       FIX      3133TL B T 4  November 15, 2024    8.0
TG ..................   49,045,700        PAC        6.0       FIX      3133TL B U 1   October 15, 2027   11.0
TH ..................   34,368,200        PAC        6.0       FIX      3133TL B V 9      June 15, 2029   17.8

GROUP 3
C ...................    1,928,373      SC/SEQ       0.0       PO       3133TL A P 3     March 15, 2029   14.2
D ...................    7,713,488      SC/SEQ       7.5       FIX      3133TL A Q 1     March 15, 2029   14.2
FD ..................   21,910,000      SC/SEQ       (4)       FLT      3133TL A V 0     March 15, 2029    3.5
SD ..................   10,955,000      SC/SEQ       (4)       INV      3133TL B G 2     March 15, 2029    3.5

RESIDUAL
R ...................            0        NPR        0.0       NPR      3133TL B B 3      June 15, 2029     --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.
(2) See "Final Payment Dates" in this Supplement.
(3) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 135% PSA for the Group 1 and Group 2 Classes and 128% PSA for the Group 3 Classes. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the Classes may differ significantly from those shown.
(4) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.
         THE DATE OF THIS OFFERING CIRCULAR SUPPLEMENT IS MAY 18, 1999

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION ABOUT THIS SERIES. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

MACR CERTIFICATES

     This Series provides for the issuance of Classes (each a "MACR Class") of Modifiable and Combinable REMIC Certificates ("MACR Certificates") in exchange for certain Classes of REMIC Certificates. Holders of such REMIC Certificates will be entitled to exchange all or a portion of their REMIC Certificates for related MACR Certificates, and Holders of MACR Certificates will be entitled to exchange all or a portion of their MACR Certificates for related REMIC Certificates. Appendix 1 to this Supplement shows the characteristics of the MACR Classes and the "Combinations" of Classes of REMIC Certificates and MACR Certificates.

     See "MACR Certificates" in the Offering Circular for a description of MACR Certificates and procedures for effecting exchanges. The fee payable to Freddie Mac in connection with each exchange will equal 2/32 of 1% of the outstanding principal amount (exclusive of any notional principal amount) of the Securities submitted for exchange (but not less than $5,000).

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement and on Appendix 1 to this Supplement.

     The C, E, K, L, M and N Classes are Principal Only Classes and will not bear interest.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                     CLASS COUPON SUBJECT TO
                           INITIAL                                 ---------------------------
         CLASS             RATE(1)          CLASS COUPON(2)        MINIMUM RATE   MAXIMUM RATE
         -----             -------    ---------------------------  ------------   ------------
REMIC CERTIFICATES
FA......................   5.27125%   LIBOR + 0.35%                   0.35%          8.5%
FB(3)...................   5.87125    LIBOR + 0.95%                   0.95           8.0
FC......................   5.32125    LIBOR + 0.4%                    0.4            8.5
FD......................   5.22125    LIBOR + 0.3%                    0.3            9.0
FH(3)...................   5.87125    LIBOR + 0.95%                   0.95           8.0
FT(3)...................   5.87125    LIBOR + 0.95%                   0.95           8.0
SA......................   7.749      19.5599989% - (LIBOR X 2.4)     0             19.5599989
SB(3)...................  14.90125    49.349984% - (LIBOR X 7.0)      0             49.349984
SC......................   7.629      19.44% - (LIBOR X 2.4)          0             19.44
SD......................   7.5575     17.4% - (LIBOR X 2.0)           0             17.4
SH(3)...................  14.90125    49.349993% - (LIBOR X 7.0)      0             49.349993
ST(3)...................  14.90125    49.349997% - (LIBOR X 7.0)      0             49.349997
SU(3)...................  10.38625    25.15% - (LIBOR X 3.0)          4.0           25.15
SX(3)...................  10.38625    25.15% - (LIBOR X 3.0)          4.0           25.15
MACR CLASSES
SE......................   7.5575     17.4% - (LIBOR X 2.0)           0             17.4
SN......................   7.629      19.44% - (LIBOR X 2.4)          0             19.44

---------------
(1) Initial Rate will be in effect during the first Accrual Period; Class Coupon will adjust monthly thereafter.
(2) LIBOR will be determined using the "BBA Method." See "Description of Securities -- Interest Rate Indices" in the Offering Circular.
(3) Delay Class.

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

                     ORIGINAL NOTIONAL
      CLASS          PRINCIPAL AMOUNT            REDUCES PROPORTIONATELY WITH
      -----          -----------------   ---------------------------------------------
     SE                $ 10,955,000      SD (Sequential Pay Class)
     SN                $ 24,957,471      SC (Scheduled Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     REMIC CERTIFICATES

     On each Payment Date, Freddie Mac will pay:

                                          GROUP 1

              - The "Group 1 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

PAC        (    1. Beginning July 15, 2001, to PB, PC, PD, PE, PF, PG and PH, in that
           (       order, until reduced to their "Aggregate Targeted Balance" for that
           (       Payment Date

           (    2. To the Scheduled Classes, until reduced to their Aggregate Targeted
SCHEDULED  (       Balance for that Payment Date, allocated as follows:
           (       (a) To FA and SA, pro rata, while outstanding
           (       (b) To FB, L and SB, pro rata

SUPPORT    (    3. To FH, K and SH, pro rata, until retired

           (    4. To FA and SA, pro rata, until retired
SCHEDULED  (
           (    5. To FB, L and SB, pro rata, until retired

PAC        (    6. To PB, PC, PD, PE, PF, PG and PH, in that order, until retired

                                          GROUP 2

              - The "Group 2 Asset Principal Amount" for that Payment Date to the
                Classes shown below in the following order of priority:

           (    1. Beginning July 15, 2001, to TB, TC, TD, TE, TF, TG and TH, in that
PAC        (       order, until reduced to their Aggregate Targeted Balance for that
           (       Payment Date

SCHEDULED  (    2. To FC and SC, pro rata, until reduced to their Aggregate Targeted
           (       Balance for that Payment Date

SUPPORT    (    3. To FT, M, ST, SU and SX, pro rata, until retired

SCHEDULED  (    4. To FC and SC, pro rata, until retired

PAC        (    5. To TB, TC, TD, TE, TF, TG and TH, in that order, until retired

                                          GROUP 3

SEQUENTIAL (  - The "Group 3 Asset Principal Amount" for that Payment Date to FD and
PAY        (    SD, pro rata, until retired and then to C and D, pro rata, until
           (    retired

     The Aggregate Targeted Balances (shown under
"Payments -- Principal -- Targeted Balances Schedules" in this Supplement) were structured using, among other things, the following structuring ranges:

                           CLASS                               STRUCTURING RANGE
                           -----                               -----------------
Group 1
  PAC.......................................................  100% PSA - 250% PSA
  Scheduled.................................................  120% PSA - 155% PSA
Group 2
  PAC.......................................................  100% PSA - 250% PSA
  Scheduled.................................................  120% PSA - 155% PSA

     MACR CLASSES

     On any Payment Date when payments of principal are to be allocated from REMIC Certificates to related MACR Certificates, such payments will be allocated from the applicable Class or Classes of REMIC Certificates to the related MACR Class that is entitled to principal.

See "Payments -- Principal" and "Prepayment and Yield Analysis" in this Supplement.

FREDDIE MAC GUARANTEE

     Freddie Mac guarantees to each Holder of a Security (i) the timely payment of interest at the applicable Class Coupon and (ii) the payment of the principal amount of the Holder's Security as described in this Supplement.

REMIC STATUS

     Freddie Mac will form a single "REMIC Pool" for this Series. An election will be made to treat the REMIC Pool as a "real estate mortgage investment conduit" ("REMIC") pursuant to the Internal Revenue Code. The R Class will be the "Residual Class" and the other Classes of REMIC Certificates will be "Regular Classes." The R Class will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and the Offering Circular.

WEIGHTED AVERAGE LIVES (IN YEARS)*

     Group 1

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   135%   250%   500%
                                 --    ----   ----   ----   ----
FA and SA.....................   24.2    6.3    3.5    2.1    1.2
FB, L and SB..................   27.8   16.9   14.7    6.3    1.8
FH, K and SH..................   29.0   22.9   17.2    1.6    0.6
PB............................    5.1    2.5    2.5    2.5    2.0
PC............................    9.7    3.5    3.5    3.5    2.3
PD............................   12.9    4.5    4.5    4.5    2.7
PE............................   16.1    6.0    6.0    6.0    3.2
PF............................   19.2    8.0    8.0    8.0    4.1
PG............................   21.8   11.0   11.0   11.0    5.6
PH............................   24.0   17.8   17.8   17.8    9.6
Group 1 Assets................   20.8   10.7    9.0    5.8    3.1

     Group 2

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   135%   250%   500%
                                 --    ----   ----   ----   ----
FC, N and SC..................   24.3    6.2    3.5    2.4    1.2
FT, M, ST, SU and SX..........   28.8   21.9   16.8    1.9    0.7
TB............................    5.1    2.5    2.5    2.5    2.0
TC............................    9.7    3.5    3.5    3.5    2.3
TD............................   12.9    4.5    4.5    4.5    2.6
TE............................   16.1    6.0    6.0    6.0    3.2
TF............................   19.2    8.0    8.0    8.0    4.1
TG............................   21.8   11.0   11.0   11.0    5.6
TH............................   23.9   17.8   17.8   17.8    9.5
Group 2 Assets................   20.8   10.6    9.0    5.7    3.0

     Group 3

                                    PSA PREPAYMENT ASSUMPTION
                                ---------------------------------
                                 0%    100%   128%   250%   500%
                                 --    ----   ----   ----   ----
C and D.......................   26.7   17.9   14.2    5.9    2.1
E, FD, GD and SD..............   21.1    7.8    3.5    2.1    1.3
Group 3 Asset.................   22.3   10.1    5.9    3.0    1.5

     --------------------

      * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the Assets are likely to differ from those shown, perhaps significantly.

THE ASSETS

     The Group 1 Assets will consist of $225,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 2 Assets will consist of $400,000,000 of Freddie Mac 6.0% per annum 30-year PCs.

     The Group 3 Asset will have the following characteristics:

                               PRINCIPAL AMOUNT
                                IN REMIC POOL
         PERCENTAGE OF CLASS    AS OF CLOSING      JUNE 1999     CLASS    PRINCIPAL TYPE/
 CLASS      IN REMIC POOL            DATE         CLASS FACTOR   COUPON   INTEREST TYPE(1)  FINAL PAYMENT DATE
 -----   -------------------   ----------------   ------------   ------   ----------------  ------------------
2137-GB     73.9839194955%       $42,506,861       0.9766304      6.0%       SCH/AD/FIX       March 15, 2029

    -----------------------

    (1) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular.

     See "General Information -- Structure of Transaction" and "Prepayment and Yield Analysis" in this Supplement and Exhibit I to this Supplement.

MORTGAGE CHARACTERISTICS (AS OF JUNE 1, 1999)

GROUPS 1 AND 2 -- ASSUMED MORTGAGE CHARACTERISTICS

                                 REMAINING TERM                                   PER ANNUM
                                  TO MATURITY      LOAN AGE       PER ANNUM     INTEREST RATE
ASSET GROUP  PRINCIPAL BALANCE    (IN MONTHS)     (IN MONTHS)   INTEREST RATE   OF RELATED PCS
-----------  -----------------   --------------   -----------   -------------   --------------
     1         $225,000,000           342             13            6.89%            6.0%
     2          400,000,000           341             14            6.67             6.0

GROUP 3 -- MORTGAGE CHARACTERISTICS

        WEIGHTED AVERAGE
         REMAINING TERM   WEIGHTED AVERAGE  WEIGHTED AVERAGE     PER ANNUM
          TO MATURITY         LOAN AGE         PER ANNUM       INTEREST RATE
SERIES    (IN MONTHS)       (IN MONTHS)      INTEREST RATE     OF RELATED PCS
------  ----------------  ----------------  ----------------   --------------
 2137         352                5               6.684%             6.0%

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages differ from those shown above, in some cases significantly. See "General Information -- Structure of Transaction" and "-- The Mortgages" in this Supplement.

                                                                      APPENDIX 1
                             AVAILABLE COMBINATIONS

                 REMIC CERTIFICATES                                               MACR CERTIFICATES
----------------------------------------------------   ------------------------------------------------------------------------
                                                       RELATED     MAXIMUM ORIGINAL
                 ORIGINAL PRINCIPAL      EXCHANGE       MACR     PRINCIPAL OR NOTIONAL      EXCHANGE      PRINCIPAL OR   CLASS
     CLASS             AMOUNT         PROPORTIONS(1)   CLASSES    PRINCIPAL AMOUNT(2)    PROPORTIONS(1)   OTHER TYPE(3)  COUPON
     -----       ------------------   --------------   -------   ---------------------   --------------   -------------  ------
COMBINATION 1
PA                  $  3,924,000       6.2523900573%    MA           $ 62,760,000             100%          SC/PAC        6.0%
PB                    14,561,000      23.2010834927
PC                    44,275,000      70.5465264500
COMBINATION 2
PD                  $ 27,104,000      41.3732045000%    MB           $ 65,511,000             100%          SC/PAC        6.0%
PE                    38,407,000      58.6267955000
COMBINATION 3
PF                  $  6,214,600       3.5848980416%    MC           $173,355,000             100%          SC/PAC        6.0%
PG                    25,987,800      14.9910876525
PH                   130,118,100      75.0587522714
PJ                    11,034,500       6.3652620345
COMBINATION 4
PK                  $ 51,222,600      68.7579365612%    MD           $ 74,497,000             100%          SC/PAC        5.7%
PL                    23,274,400      31.2420634388
COMBINATION 5
PM                  $  4,142,000       4.7613573662%    ME           $ 86,992,000             100%          SC/PAC        6.0%
PN                    48,647,000      55.9212341365
PQ                    34,203,000      39.3174084973
COMBINATION 6
PT                  $  8,972,000      15.3461959496%    MF           $ 58,464,000             100%          SC/PAC        5.5%
PU                    41,201,000      70.4724274767
PV                     8,291,000      14.1813765736
COMBINATION 7
SA                  $  3,007,094          100%          B            $  3,007,094             100%          SC/PAC        0.0%
                                                        SB              3,007,094             (6)         SC/NTL(PAC)     (7)
COMBINATION 8
SJ                  $  4,244,974          100%          K            $  4,244,974             100%           SC/PT        0.0%
                                                        SK              4,244,974             (8)         SC/NTL(PT)      (7)

                                         MACR CERTIFICATES
---------------  ------------------------------------------------------------------

                    INTEREST       CUSIP                           WEIGHTED AVERAGE
     CLASS          TYPE(3)       NUMBER    FINAL PAYMENT DATE(4)      LIFE(5)
     -----       --------------  ---------  ---------------------  ----------------
COMBINATION 1
PA                    FIX        3133TM L 5 3       July 15, 2018         2.2 Yrs
PB
PC
COMBINATION 2
PD                    FIX        3133TM L 6 1        May 15, 2009         2.0 Yrs
PE
COMBINATION 3
PF                    FIX        3133TM L 7 9  September 15, 2022         1.4 Yrs
PG
PH
PJ
COMBINATION 4
PK                    FIX        3133TM L 8 7   February 15, 2025         1.6 Yrs
PL
COMBINATION 5
PM                    FIX        3133TM L 9 5       June 15, 2010         1.7 Yrs
PN
PQ
COMBINATION 6
PT                    FIX        3133TM L A 2   November 15, 2024         1.6 Yrs
PU
PV
COMBINATION 7
SA                     PO        3133TMKY1         May 15, 2029          17.6 Yrs
                 FLT/INV/IO/DLY  3133TM M 5 2        May 15, 2029        --
COMBINATION 8
SJ                     PO        3133TM L 4 6       June 15, 2029        19.8 Yrs
                 FLT/INV/IO/DLY  3133TM M 7 8       June 15, 2029        --

---------------

(1) Exchange proportions shown are constant proportions of the original principal amounts of the Classes of REMIC Certificates or MACR Certificates. In accordance with the exchange proportions, REMIC Certificates may be exchanged for MACR Certificates, and vice versa.
(2) The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid. See
    "Payments -- Interest" in this Supplement.
(3) See "Description of Securities -- Standard Definitions and Abbreviations for Classes" in the Offering Circular. The type of Class with which a Notional Class will reduce is indicated in parentheses.
(4) See "Final Payment Dates" in this Supplement.
(5) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Weighted average lives are calculated at 122% PSA for Combination 1, 142% PSA for Combination 2, 138% PSA for Combinations 3 and 4, 151% PSA for Combination 5, 157% PSA for Combination 6, 143% PSA for Combination 7 and 125% PSA for Combination 8. Prepayments will not occur at the rates assumed, and the actual weighted average lives of the MACR Classes may differ significantly from those shown.
(6) The original notional principal amount of the SB Class being exchanged equals the original principal amount of the B Class being exchanged.
(7) Calculated as shown under "Terms Sheet -- Class Coupons" in this Supplement.
(8) The original notional principal amount of the SK Class being exchanged equals the original principal amount of the K Class being exchanged.

----------------------------------------------------------
----------------------------------------------------------

THIS SUPPLEMENT, TOGETHER WITH THE OFFERING CIRCULAR, CONSTITUTES AN OFFER TO SELL ONLY THE SECURITIES OFFERED HEREBY. FREDDIE MAC HAS NOT AUTHORIZED ANY BROKER, DEALER OR SALESPERSON, OR ANYONE ELSE, TO MAKE ANY STATEMENTS, WRITTEN OR ORAL, IN CONNECTION WITH THE OFFER, EXCEPT FOR THOSE CONTAINED IN THIS SUPPLEMENT AND IN THE OTHER DOCUMENTS AND SOURCES OF INFORMATION PREPARED BY FREDDIE MAC THAT ARE LISTED UNDER "AVAILABLE INFORMATION" IN THIS SUPPLEMENT. INVESTORS MUST NOT RELY ON ANY OTHER STATEMENTS AS HAVING BEEN AUTHORIZED BY EITHER FREDDIE MAC OR THE UNDERWRITER. THIS SUPPLEMENT AND THE OFFERING CIRCULAR DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES BY ANYONE IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL, OR WHERE THE PERSON MAKING SUCH AN OFFER OR SOLICITATION WOULD NOT BE QUALIFIED TO DO SO, OR TO ANYONE TO WHOM IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. FREDDIE MAC MAKES NO REPRESENTATION THAT THE STATEMENTS IN THIS SUPPLEMENT OR ANY OTHER DOCUMENT WILL BE CORRECT AT ANY TIME AFTER THE DATE OF SUCH DOCUMENT, EVEN THOUGH DELIVERY OF THE DOCUMENT AND THE SALE OF THE SECURITIES TAKE PLACE ON A LATER DATE.

                            ------------------------

                               TABLE OF CONTENTS

                        DESCRIPTION                             PAGE
                        -----------                             ----
                     OFFERING CIRCULAR SUPPLEMENT
Certain Risk Considerations.................................     S-2
Terms Sheet.................................................     S-3
Available Information.......................................     S-8
General Information.........................................     S-8
   The Agreement............................................     S-8
   Form of Securities.......................................     S-8
   Holders..................................................     S-9
   Structure of Transaction.................................     S-9
   The Mortgages............................................     S-9
Payments....................................................    S-10
   Payment Dates; Record Dates..............................    S-10
   Method of Payment........................................    S-10
   Interest.................................................    S-10
   Principal................................................    S-11
   Class Factors............................................    S-12
   Guarantees...............................................    S-12
   Optional Redemption......................................    S-12
   Residual Proceeds........................................    S-12
Prepayment and Yield Analysis...............................    S-13
   General..................................................    S-13
   Prepayment and Weighted Average Life Considerations......    S-15
   Yield Considerations.....................................    S-23
Final Payment Dates.........................................    S-27
Certain Federal Income Tax Consequences.....................    S-27
   General..................................................    S-27
   Regular Classes..........................................    S-27
   Residual Class...........................................    S-27
   MACR Classes.............................................    S-28
   New Withholding Regulations..............................    S-28
Legal Investment Considerations; ERISA Considerations.......    S-29
Plan of Distribution........................................    S-29
Legal Matters...............................................    S-29
Exhibit I -- Series 2097 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................    S-30
Exhibit II -- Series 2095 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................    S-38
Exhibit III -- Series 2116 Offering Circular Supplement
 Cover Page, Terms Sheet and MACR Table.....................    S-44
Exhibit IV -- Series 2078 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................    S-50
Exhibit V -- Series 2119 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................    S-63
Exhibit VI -- Series 2102 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................    S-66
Exhibit VII -- Series 2085 Offering Circular Supplement
 Cover Page and Terms Sheet.................................    S-78
Exhibit VIII -- Series 2081 Offering Circular Supplement
 Cover Page, Terms Sheet and MACR Table.....................    S-83
Exhibit IX -- Series 2136 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................    S-92
Exhibit X -- Series 2131 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................   S-104
Exhibit XI -- Series 2117 Offering Circular Supplement Cover
 Page and Terms Sheet.......................................   S-111
Exhibit XII -- Series 2137 Offering Circular Supplement
 Cover Page and Terms Sheet.................................   S-117
Exhibit XIII -- Series 2149 Offering Circular Supplement
 Cover Page and Terms Sheet.................................   S-124
Exhibit XIV -- Series 2162 Offering Circular Supplement
 Cover Page and Terms Sheet.................................   S-130
Appendix 1 -- Available Combinations........................     A-1
                          OFFERING CIRCULAR
Offering Circular Summary...................................       3
Freddie Mac.................................................       9
Availability of Information and Incorporation by
 Reference..................................................       9
Description of Securities...................................       9
MACR Certificates...........................................      27
The Agreement...............................................      30
Certain Federal Income Tax Consequences.....................      33
ERISA Considerations........................................      44
Legal Investment Considerations.............................      45
Plan of Distribution........................................      45
Increase in Size of Offering................................      45
Accounting Considerations...................................      45
Exhibit A -- Index of Terms.................................     A-1

----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------
                                 $1,002,242,310

                                  FREDDIE MAC

                         MULTICLASS REMIC CERTIFICATES
                                 AND MODIFIABLE
                                 AND COMBINABLE
                              REMIC CERTIFICATES,
                                  SERIES 2203

                               (FREDDIE MAC LOGO)

                              MERRILL LYNCH & CO.

                                NOVEMBER 8, 1999

----------------------------------------------------------
----------------------------------------------------------

PROSPECTUS
                      FUND AMERICA INVESTORS CORPORATION II
                                    DEPOSITOR

                            PASS-THROUGH CERTIFICATES
                               ASSET-BACKED NOTES
                               ISSUABLE IN SERIES


YOUR SECURITIES

o will evidence an ownership interest in or be secured by the property of your trust and will be paid only from your trust's assets,

o will be rated in one of the four highest rating categories by at least one nationally recognized rating organization, and

o will be issued as part of a designated series that may include one or more classes of securities and credit enhancement.

YOUR TRUST MAY INCLUDE

o various types of one- to four-family residential first and junior lien mortgage loans, multifamily residential mortgage loans, cooperative apartment loans or manufactured housing installment sales contracts and installment loan agreements, or beneficial interests in these items,

o pass-through or participation certificates issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac,

o pass-through or participation certificates or other mortgage-backed securities issued or guaranteed by private entities, and

o    funding agreements secured by any of the above described assets.

INVESTORS

o will receive interest and principal payments from collections on their trust's assets but have no entitlement to payments from other assets of Fund America II.


CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 1 IN THIS PROSPECTUS

Your securities will represent obligations of your trust only and will not represent interests in or obligations of Fund America II or any of its affiliates. Unless expressly provided in the accompanying prospectus supplement, your securities are not insured or guaranteed by any person.

This prospectus may be used to offer and sell any series of securities only if accompanied by the prospectus supplement for that series.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JANUARY 19, 2000

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

         We provide information to you about your investment in two separate documents that progressively provide more detail: this prospectus, which provides general information, some of which may not apply to your series of securities and the accompanying prospectus supplement, which will describe the specific terms of your series of securities, including:

         o    the timing of interest and principal payments,

         o statistical and other information about the specific assets of your trust,

         o    information about credit enhancement for each class,

         o    the ratings for each class, and

         o    the method for selling your securities.

         You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. Your securities are not offered in any state where the offer is not permitted.

         We have included cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The table of contents included in the accompanying prospectus supplement provides the pages on which these captions are located.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
TABLE OF CONTENTS.................................................................................................i

SUMMARY OF PROSPECTUS.............................................................................................1

RISK FACTORS......................................................................................................6

DESCRIPTION OF THE SECURITIES....................................................................................18
         General.................................................................................................18
         The Bonds -- General....................................................................................18
         The Certificates -- General.............................................................................19
         Form of Securities; Transfer and Exchange...............................................................19
         REMIC Election..........................................................................................20
         Classes of Securities...................................................................................20
         Payments or Distributions of Principal and Interest.....................................................22
                  General........................................................................................22
                  Payments or Distributions of Interest..........................................................23
                  Payments or Distributions of Principal.........................................................24
                  Unscheduled Payments or Distributions..........................................................25
         Redemption of Bonds; Termination or Repurchase with Respect to Certificates.............................25
         Book Entry Registration.................................................................................26

ASSETS SECURING OR UNDERLYING THE SECURITIES.....................................................................26
         Mortgage Loans..........................................................................................27
         Agency Securities.......................................................................................29
                  Government National Mortgage Association (GNMA)................................................29
                  Federal National Mortgage Association (FNMA)...................................................31
                  Federal Home Loan Mortgage Corporation (FHLMC).................................................32
                  Stripped Agency Securities.....................................................................35
                  Other Agency Securities........................................................................35
         Non-Agency Certificates.................................................................................35
         Multifamily Loans.......................................................................................37
         Contracts...............................................................................................38
         Private Mortgage-Backed Securities......................................................................39
         Characteristics of Agency Securities and Private Mortgage-Backed Securities.............................40
         Deposit, Substitution and Withdrawal of Assets..........................................................41
         Pre-Funding Arrangements................................................................................41

CREDIT ENHANCEMENT...............................................................................................42
         General.................................................................................................42
         Subordination...........................................................................................42
         Overcollateralization...................................................................................43
         Cross-Support...........................................................................................44
         Pool Insurance..........................................................................................44
         Special Hazard Insurance................................................................................44
         FHA Insurance on the Multifamily Loans..................................................................45
         Bankruptcy Bond.........................................................................................45
         Reserve Funds...........................................................................................46
         Other Insurance, Guarantees and Similar Instruments or Agreements.......................................46

SERVICING OF THE MORTGAGE LOANS, MULTIFAMILY LOANS AND CONTRACTS.................................................47
         Servicing Agreements....................................................................................48
         Payments on Mortgage Loans..............................................................................48
         Advances................................................................................................49
         Servicing Procedures....................................................................................50
         Primary Mortgage Insurance..............................................................................52
         Standard Hazard Insurance...............................................................................53
                  Mortgage Loans.................................................................................53
                  Secured Contracts..............................................................................54
                  Multifamily Loans..............................................................................54
         Title Insurance Policies................................................................................55
         Claims Under Primary Mortgage Insurance Policies and Standard Hazard Insurance Policies; Other
               Realization Upon Defaulted Loans..................................................................55
         Administration and Servicing Compensation and Payment of Expenses.......................................56

THE INDENTURE....................................................................................................57
         Modification of Indenture...............................................................................57
         Events of Default.......................................................................................58
         Rights Upon Event of Default............................................................................58
         List of Holders of Bonds................................................................................59
         Issuer's Annual Compliance Statement....................................................................59
         Trustee's Annual Report.................................................................................59
         Satisfaction and Discharge of Indenture.................................................................59
         Reports by Trustee to Bondholders.......................................................................59
         Limitation on Suits.....................................................................................60

THE POOLING AGREEMENT AND DEPOSIT TRUST AGREEMENT................................................................60
         Assignment of Mortgage Assets...........................................................................60
                  Assignment of Mortgage Loans...................................................................60
                  Assignment of Contracts........................................................................61
                  Assignment of Multifamily Loans................................................................62
                  Assignment of Agency Securities, Non-Agency Certificates, and Private Mortgage-
                            Backed Securities....................................................................64
         Repurchase or Substitution of Mortgage Loans, Contracts and Multifamily Loans...........................64
         Evidence as to Compliance...............................................................................65
         List of Certificateholders..............................................................................65
         Administration of the Certificate Account...............................................................66
         Reports to Holders of Certificates......................................................................67
         Events of Default.......................................................................................68
         Rights Upon Event of Default............................................................................68
         Amendment...............................................................................................68
         Termination.............................................................................................69

USE OF PROCEEDS..................................................................................................70

THE ISSUER.......................................................................................................70
         The Company.............................................................................................70
         Owner Trust Issuer......................................................................................70
         Management Agreement....................................................................................71

THE TRUSTEE......................................................................................................72

CERTAIN LEGAL ASPECTS OF THE MORTGAGE ASSETS.....................................................................72
         The Mortgage Loans and Multifamily Loans................................................................73

                  General........................................................................................73
                  Foreclosure....................................................................................74
                  Junior Liens; Rights of Senior Mortgagees or Beneficiaries.....................................76
                  Right of Redemption............................................................................77
                  Anti-Deficiency Legislation and Other Limitations on Lenders...................................77
                  Enforceability of Certain Provisions...........................................................78
                  Adjustable Rate Loans..........................................................................80
                  Environmental Legislation......................................................................80
                  Applicability of Usury Laws....................................................................80
                  Soldiers' and Sailors' Civil Relief Act........................................................81
         Consumer Protection Laws with respect to Contracts......................................................81
         The Title I Program.....................................................................................82
                  General........................................................................................82
                  Requirements for Title I Loans.................................................................83
                  Requirements for Title I Contracts.............................................................84
                  FHA Insurance Coverage.........................................................................85
                  Claims Procedures Under Title I................................................................87

LEGAL INVESTMENT MATTERS.........................................................................................88

ERISA CONSIDERATIONS.............................................................................................89

CERTAIN FEDERAL INCOME TAX CONSEQUENCES..........................................................................91
         Federal Income Tax Consequences for REMIC Securities....................................................92
                  General........................................................................................92
                  Status of REMIC Securities.....................................................................93
                  Qualification as a REMIC.......................................................................93
                  Taxation of Regular Securities.................................................................94
                  General........................................................................................94
                  Original Issue Discount........................................................................94
                  Market Discount...............................................................................100
                  Premium.......................................................................................100
                  Sale or Exchange of Regular Securities........................................................101
                  Taxation of Residual Securities...............................................................102
                  Taxation of REMIC Income......................................................................102
                  Basis and Losses..............................................................................103
                  Treatment of Certain Items of REMIC Income and Expense........................................104
                  Limitations on Offset or Exemption of REMIC Income; Excess Inclusions.........................104
                  Mark to Market Rules..........................................................................105
                  Tax-Related Restrictions on Transfer of Residual Securities...................................105
                  Sale or Exchange of a Residual Security.......................................................108
                  Taxes That May Be Imposed on the REMIC Pool...................................................108
                  Liquidation of the REMIC Pool.................................................................109
                  Administrative Matters........................................................................109
                  Limitations on Deduction of Certain Expenses..................................................110
                  Taxation of Certain Foreign Investors.........................................................110
                  Regular Securities............................................................................110
                  Residual Securities...........................................................................111
                  Backup Withholding............................................................................111
                  Reporting Requirements........................................................................112
         Federal Income Tax Consequences for Securities as to Which No REMIC Election Is Made...................112
                  Non-REMIC Bonds...............................................................................112
                  Taxable Mortgage Pools........................................................................113
                  Standard Certificates.........................................................................113

                  General.......................................................................................113
                  Tax Status....................................................................................114
                  Premium and Discount..........................................................................115
                  Sale or Exchange of Certificates..............................................................116
                  Stripped Certificates.........................................................................117
                  General.......................................................................................117
                  Status of Certificates........................................................................118
                  Taxation of Stripped Certificates.............................................................119
                  Reporting Requirements and Backup Withholding.................................................120
                  Taxation of Certain Foreign Investors.........................................................120

PLAN OF DISTRIBUTION............................................................................................121

LEGAL MATTERS...................................................................................................121

FINANCIAL INFORMATION AND ADDITIONAL INFORMATION................................................................121

EXPERTS.........................................................................................................122

INDEX OF PRINCIPAL TERMS........................................................................................123

                              SUMMARY OF PROSPECTUS

         Before investing in any securities, you should consider the detailed information appearing elsewhere in this prospectus and in the prospectus supplement related to your series of securities. You should also review the related indenture, pooling agreement or trust agreement.

SECURITIES OFFERED

This prospectus and any accompanying prospectus supplement will offer a series of bonds, certificates or both. The securities may be issued in one or more classes, as specified in the related prospectus supplement. Each class will be allocated principal and/or interest as described in the related prospectus supplement.

The securities will be issued either in fully registered form or in book entry form and in the authorized denominations specified in the related prospectus supplement. The securities will not be guaranteed or insured by Ginnie Mae, Fannie Mae, Freddie Mac, any governmental entity or by any other person, unless otherwise specified in the related prospectus supplement.

See "Description of the Securities."

THE COMPANY

Fund America Investors Corporation II is a limited purpose Delaware corporation formed on December 14, 1992. The company's principal executive offices are located at 6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111; telephone number (303) 290-6025.

See "The Issuer--The Company."

ISSUER

The issuer will be either Fund America II or a separate entity formed solely for the purpose of issuing one or more series of securities. Each series will be non-recourse obligations of the related issuer. The issuer will not have any significant assets available for payments on such series of securities, other than the assets included in the related trust property.

See "The Issuer."

THE ADMINISTRATOR

If a trust related to your series includes mortgage loans, multifamily loans, or manufactured housing contracts, a party, possibly an affiliate of Fund America II, may be named as the administrator in the related prospectus supplement. That party will act as administrator, and may act as a servicer, for the mortgage loans, multifamily loans, and manufactured housing contracts.

See "Servicing of the Mortgage Loans, Multifamily Loans and Contracts."

PAYMENTS OR DISTRIBUTIONS ON YOUR SECURITIES

The prospectus supplement for any series of securities shall describe the amount, timing and priority of payments of principal and interest, if any, on each class of securities.

See "Description of the Securities - Payments or Distributions of Principal and Interest."

ALLOCATION OF LOSSES

Your securities may be subordinated to other securities in your series. As described in the accompanying prospectus supplement, losses on the related mortgage assets may be allocated to the holders of subordinated classes of securities before any loss is allocated to other securities with higher priority. If allocated any loss, the principal balance of that class of securities will be reduced pro rata.

See "Credit Enhancement-Subordination."

STATED MATURITY AND ASSUMED FINAL DISTRIBUTION DATE

The stated maturity for each class of bonds or notes and the assumed final distribution date for each class of certificates will be specified in the related prospectus supplement.

REDEMPTION OF BONDS OR NOTES

To the extent provided in the related prospectus supplement, the bonds or notes of any class of series may be (i) redeemed at the request of holders of such bonds or notes, (ii) redeemed at the option of Fund America II or another party specified in the related prospectus supplement, or (iii) subject to special redemption under certain circumstances. The circumstances and terms under which the bonds or notes of a series may be redeemed will be described in the related prospectus supplement.

See "Description of the Securities-Redemption of Bonds; Termination or Repurchase with Respect to Certificates."

TERMINATION OR REPURCHASE WITH RESPECT TO CERTIFICATES

To the extent provided in the related prospectus supplement, a class of certificates may be (i) repurchased at the request of holders of such certificates, (ii) repurchased at the option of Fund America II, the administrator, or another party specified in the related prospectus supplement, or (iii) subject to special repurchase under certain circumstances. In addition, if specified in the prospectus supplement for a series of certificates, Fund America II, the Administrator or another party as specified in the related prospectus supplement may cause an early termination of the trust for such series by repurchasing all of the mortgage assets from such trust.

See "Description of the Securities-Redemption of Bonds; Termination or Repurchase with Respect to Certificates."

ASSETS SECURING OR UNDERLYING THE SECURITIES

Each series of bonds or notes will be separately secured by a trust estate. Each series of certificates will represent beneficial ownership interests in a trust.

The mortgage assets included in the related trust or trust estate will consist of one or more of the following, as specified in the related prospectus supplement:

o    agency securities,

o    non-agency certificates,

o    mortgages,

o    manufactured housing contracts,

o    multifamily loans,

o    private mortgage-backed securities, and

o    participation or other interests in any of the foregoing.

As described in the related prospectus supplement, the assets of the trust may also include, or the related securities may also have the benefits of, additional assets such as reinvestment income, reserve funds, cash accounts, insurance policies, guarantees, letters of credit or other credit enhancement.

See "Assets Securing or Underlying the Securities."

AGENCY SECURITIES

Agency securities will consist of:

o    mortgage-backed certificates guaranteed by Ginnie Mae,

o guaranteed mortgage pass-through certificates issued and guaranteed by Fannie Mae,

o    mortgage participation certificates issued and guaranteed by Freddie Mac,

o stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal or interest distributions on certain Ginnie Mae, Fannie Mae or Freddie Mac certificates,

o other types of mortgage-backed certificates, mortgage pass-through certificates or mortgage participation certificates issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, including residual interest securities, or

o    a combination of such agency securities.

All Ginnie Mae certificates will be backed by the full faith and credit of the United States. No Freddie Mac or Fannie Mae certificates will be backed, directly or indirectly, by the full faith and credit of the United States.

The prospectus supplement for a series will describe any agency securities to be included in the related trust property, and will specify certain characteristics of the mortgage loans underlying such agency securities.

See "Assets Securing or Underlying the Securities--Agency Securities."

PRE-FUNDING ARRANGEMENTS

If specified in the related prospectus supplement, the trust property may include a pre-funding account which will be used to acquire additional property after the related securities are issued. Any such pre-funding arrangement will require that any subsequent acquired trust property will conform to the requirements specified in the related indenture or pooling agreement.

See "Assets Securing or Underlying the Securities--Pre-Funding Arrangements."

ADVANCES

As specified in the prospectus supplement for a series, the servicers may be obligated to advance delinquent installments of principal and interest (less applicable servicing fees) on mortgage loans, manufactured housing contracts and multifamily loans. Any such obligation to make advances may be limited to amounts deemed recoverable from late payments or liquidation proceeds, to specified periods or both.

See "Servicing of the Mortgage Loan, Multifamily Loans and Contracts--Advances."

CREDIT ENHANCEMENT

If specified in the related prospectus supplement, certain classes may have the benefit of one or more types of credit enhancement, including subordination, cross support, mortgage pool insurance, special hazard insurance, a bankruptcy bond, reserve funds, other insurance, guarantees and similar instruments and arrangements. The protection against losses afforded by any such credit enhancement may be limited.

See "Credit Enhancement."

BOOK ENTRY REGISTRATION

Securities of one or more classes may be issued in book entry form, in which case a single bond or certificate will be issued in the name of a clearing agency registered with the Securities and Exchange Commission or its nominee. Transfers and pledges of book entry securities may be made only through entries on the books of the clearing agency in the name of brokers, dealers, banks and other organizations eligible to maintain accounts with the clearing agency or their nominees.

See Description of the Securities--Form of Securities; Transfer and Exchange" and "Book Entry Registration."

LEGAL INVESTMENT MATTERS

Unless otherwise specified in the related prospectus supplement, securities of each Series will constitute "mortgage-related securities" under the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment Matters."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences to holders of a class of securities will depend on, among other factors, whether one or more elections are made to treat the related trust property or specified portions of it as a "real estate mortgage investment conduit" under the provisions of the Internal Revenue Code. The prospectus supplement for each series will specify whether such an election will be made.

See "Certain Federal Income Tax Consequences."

ERISA CONSIDERATIONS

A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code should carefully review with its own legal advisors whether the purchase or holding of Securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Code.

See "ERISA Considerations."

USE OF PROCEEDS

Most of the proceeds from the sale of a series will be used to purchase the mortgage assets and to pay other expenses connected with pooling the mortgage assets and issuing such Series. See "Use of Proceeds."

RATING

It is a condition to the issuance of each class of a series offered by the related prospectus supplement that the securities of such class be rated in one of the four highest rating categories established for such securities by a nationally recognized statistical rating agency.

                                  RISK FACTORS

REGIONAL AND ECONOMIC FACTORS MAY AFFECT THE YIELD ON YOUR SECURITIES

Adverse changes to regional and economic conditions may negatively affect the assets securing your trust and ultimately your investment. If the residential real estate market experiences an overall decline in property values, the outstanding balances of the mortgage loans in a mortgage pool may exceed the value of the mortgaged properties. As a result, losses realized on foreclosures could be higher than those now generally experienced in the mortgage lending industry.

Similarly, adverse changes in general economic conditions and local conditions might affect the rates of delinquencies, foreclosures and losses on multifamily loans. Such factors include excessive building that results in an oversupply of rental housing stock or a decrease in employment that reduces the demand for rental units in the area.

THE TIMING AND AMOUNT OF PREPAYMENTS ON YOUR SECURITIES COULD REDUCE YOUR YIELD TO MATURITY

Prepayment levels are affected by a variety of economic, geographic, tax, legal, and other factors, including

o    the extent of prepayments on the underlying mortgage loans in your trust,

o how payments of principal are allocated among the classes of securities of a series as specified in the prospectus supplement,

o if any party has an option to terminate your trust or redeem the securities early, the effect of the exercise of the option,

o    the rate and timing of defaults and losses on the assets in your trust,

o the extent that amounts in any pre-funding account have not been used to purchase additional assets for your trust, and

o repurchases of assets in your trust as a result of material breaches of representations and warranties made by Fund America II or the master servicer or the seller of those assets.

The assets included in your trust generally may be prepaid at any time. When interest rates decline, home buyers are more likely to prepay so that they may obtain lower interest rate alternative financing on their homes. In this event, you may not be able to reinvest the proceeds of prepayments in another investment of similar credit risk and yield. Conversely, prepayments are likely to decline if interest rates rise and you could reinvest prepayment proceeds in investments of similar credit risk and higher yield.

THERE MAY BE A GREATER RISK OF LOSS ASSOCIATED WITH CERTAIN TYPES OF TRUST
ASSETS

No hazard insurance for Title I mortgage loans.

Generally, the FHA regulations do not require that a borrower under the Title I program have title or fire and casualty insurance before obtaining a property improvement loan. As a result, if a mortgaged property that secures a Title I loan suffers any uninsured hazard or casualty losses, and your securities are secured in whole or in part by Title I loans, you may bear the risk of loss should the borrower default and such losses are not recovered by foreclosure on the defaulted loans or from any FHA claims payments.

Contracts secured by manufactured homes.

Security interests in manufactured homes are not considered to be real property because they are not permanently affixed to real estate. Perfection of security interests in manufactured homes is subject to a number of federal and state laws, including the Uniform Commercial Code as adopted in each state. Because of the expense and administrative inconvenience involved, the servicer of a manufactured housing contract will not amend any certificate of title to change the specified lienholder to the issuer or the applicable trustee to note that party's interest. In some states, in the absence of this notation, the assignment of the security interest in the manufactured home may not be effective or the security interest may not be perfected. As a result, the assignment of the security interest in the manufactured home to the issuer or trustee may not be effective against creditors of the servicer.

Unsecured contracts.

The issuer or any trustee may be an unsecured creditor if a manufactured housing contract is not secured by the home or other property. In the event of a default, the related issuer or trustee will have recourse only against the borrower's assets generally, along with all other general unsecured creditors of the borrower. In a bankruptcy or insolvency proceeding, the obligations of the borrower under an unsecured contract may be discharged in their entirety, notwithstanding the fact that the portion of the borrower's assets allocated to the related trustee are insufficient to pay amounts due and owing to it. A further concern is that a borrower may not demonstrate the same degree of concern over performance of obligations under an unsecured contract as would be the case if the obligations were secured by a single family residence owned by that borrower.

Consumer protection laws related to contracts.

Numerous federal and state consumer protection laws impose requirements on lending under retail installment sales contracts and installment loan agreements. Failure by the lender or seller of goods to comply with these requirements could give rise to liabilities of assignees for amounts due under these installment agreements, and claims by an assignee of a lender or seller under an installment contract against the borrower may be subject to set-off as a result of the lender's or seller's noncompliance. These laws would apply to a trustee as an assignee of contracts. Fund America II or the seller of the contracts will warrant that each manufactured housing contract included in a trust complies with all requirements of law and, will make certain warranties relating to the validity, subsistence, perfection and priority of the security interest in each manufactured home. A breach of any warranty that materially adversely affects the interests of the securityholders in any contract would create an obligation of the seller to repurchase or replace the contract unless such breach is cured.

Reliance on management of timeshare units.

Unlike most conventional single-family residential properties, the value of a timeshare unit is substantially dependent on the management of the resort property in which it is located. In addition, timeshare units, which are purchased for intervals of one or more specified weeks each year, are marketed as the owner's purchase of future vacation opportunities rather than as a primary residence, a second home or an investment. As a result, while borrowers are obligated to make payments under their mortgage loans even if there are any defects in, damages to or change in conditions (such as poor management, faulty construction or physical, social or environmental conditions) relating to the timeshare properties, any such defect, damage or change in conditions could result in delays in payment or in defaults by borrowers whose timeshare units are affected.

Mortgaged properties not located in the United States.

If provided for in the related prospectus supplement, trust property may include mortgage loans or multifamily loans that are secured by mortgaged properties not located in the United States. Some material risks associated with such mortgage loans or multifamily loans are different and additional to those risks associated with similar properties in the United States. Such risks include restrictions on debt collection practices, currency exchange rate fluctuations, currency exchange controls and general trends or conditions in the related real estate market.

YOUR ABILITY TO RESELL YOUR SECURITIES MAY BE LIMITED

There will be no market for the securities of any series before they are issued. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide liquidity of investment. The market value of the securities will fluctuate with changes in prevailing rates of interest. Consequently, the sale of securities by a holder in any market that may develop may be at a discount from par value or their purchase price. Unless otherwise specified in the prospectus supplement for a series, holders of the securities will have no right to request redemption or repurchase of their securities.

THE ASSETS OF YOUR TRUST WILL BE LIMITED

An issuer of a series of securities will not have at any time any significant assets other than the related trust property. The bonds will be non-recourse obligations of the related issuer and each series of bonds will be separately secured. If the mortgage assets and other assets securing a series of bonds is insufficient to make payments on the bonds, no other assets of an issuer will be available for payment of the deficiency. Similarly, unless otherwise set forth in the prospectus supplement for a series of certificates, the trust property for a series will be the only available source of funds to make distributions on the certificates.

Fund America II's only obligations, if any, will be to obtain certain representations and warranties from each seller of the related mortgage assets and to assign those rights to the related trustee. Fund America II is not expected to have any significant assets. If required to repurchase a mortgage asset included in the trust property for a series, its only sources of funds to make such repurchase would be from the enforcement of a corresponding obligation of the seller or from a reserve fund established to provide funds for such repurchases.

LOSSES MAY HAVE A DISPROPORTIONATE IMPACT ON SOME SECURITIES

Payments or distributions of principal may be applied to outstanding classes in the priorities specified in the related prospectus supplement. A deficiency in amounts available for distribution to subordinate classes may arise because a class with higher priority in payment must be repaid. This deficiency may have a greater effect on the classes having lower priority in payment. The disproportionate effect is amplified for classes of compound interest securities. Prior to the retirement of all classes having higher priority in payment than the compound interest securities, interest generally is not payable, but is accrued and added to the principal of the compound interest securities.

In addition, the priority of payments and the allocation of losses may cause a disproportionate effect on a particular class for defaults experienced on the mortgage assets. As specified in the prospectus supplement for a series of special allocation securities, on any payment date or distribution date, as applicable, on which there are losses on the mortgage assets:

     o the amount of losses will be allocated first to reduce the aggregate outstanding principal balance of the subordinate securities, or

     o such losses may be allocated in another manner set forth in the related prospectus supplement.

CREDIT ENHANCEMENT MAY NOT COVER ALL LOSSES ON YOUR SECURITIES

Credit enhancement is intended to reduce the effect on your securities of delinquent payments or losses on the underlying trust assets. Regardless of the form of credit enhancement, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, credit support may provide only very limited coverage as to a variety of types of losses or risks, and may provide no coverage as to other types of losses or risks. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by credit enhancement occur, these losses will be borne by the holders of the securities.

FHA INSURANCE MAY NOT COVER LOSSES ON TITLE I LOANS

The FHA offers only limited insurance for the Title I loans and Title I contracts and the adequacy of such FHA insurance depends upon future events, including reductions for the payment of FHA claims. As a result, no assurance can be given that the FHA insurance amount will be adequate to cover 90% of all potential losses on any Title I loans and Title I contracts included in any trust's mortgage assets. If the FHA insurance amount for the Title I loans and Title I contracts is reduced to zero, such loans and contracts will be effectively uninsured. Unlike other federal loan insurance programs, FHA does not determine eligibility until a request for reimbursement is submitted. Consequently, at the time any Title I loans are included in a trust, the FHA will not have acknowledged that any of the Title I loans and Title I contracts are eligible for FHA insurance, nor will the FHA have reviewed or approved the underwriting and qualification by the originating lenders of any individual Title I loans and Title I contracts.


THE RATINGS PROVIDED BY THE RATING AGENCIES DO NOT PURPORT TO ADDRESS ALL RISKS INHERENT IN YOUR INVESTMENT

Your securities will be rated in one of the four highest rating categories by one or more rating agencies. A rating is not a recommendation to buy, sell or hold your securities and may be revised or withdrawn at any time. A rating assigned by a rating agency does not guarantee or ensure the realization of any anticipated yield on a class of securities. You may obtain further details with respect to any rating on your securities from the rating agency that issued the rating. A rating generally is based on the credit quality of the underlying assets, and will represent only an assessment of the likelihood of receipt by you of payments due on the underlying assets. The rating is not an assessment of the prepayment experience, and does not rate the possibility that you may fail to recover your initial investment if you purchase your securities at a premium. Security ratings assigned to the securities representing a disproportionate entitlement to principal or interest on the assets should be evaluated independently of similar security ratings assigned to other kinds of securities. In the event any rating is reduced or withdrawn, the liquidity or the market value of the security may be adversely affected.

HOLDERS OF SECURITIES ISSUED WITH ORIGINAL ISSUE DISCOUNT WILL INCUR TAX
LIABILITY

A holder of a security issued with original issue discount will be required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash, or a portion of the cash, attributable to such income. All compound interest securities and principal only securities will be issued with original issue discount for federal income tax purposes. Accrued but unpaid interest on the compound interest securities generally will be treated as original issue discount for this purpose. At certain rapid mortgage asset prepayment rates, original issue discount may accrue on certain classes of securities, including certain variable rate regular securities, that may never be received as cash, resulting in a subsequent loss on such securities.

HOLDERS OF RESIDUAL SECURITIES MAY REALIZE INCOME FOR TAX PURPOSES WITHOUT RECEIVING CASH

An election may be made to treat some or all of the trust property with respect to a series as a REMIC for federal income tax purposes. Holders of securities representing the residual interests in the related REMIC must report on their federal income tax returns their pro rata share of REMIC taxable income or loss. All or a portion of the REMIC taxable income reportable by residual interest holders may be treated as "excess inclusion" subject to special rules for federal income tax purposes. The REMIC taxable income, and possibly the tax liabilities of the residual holders, may exceed the cash distributions on the residual securities during certain periods. Residual holders who are individuals may be subject to limitations on the deductibility of servicing fees on the related mortgage assets and other REMIC administrative expenses. Hence, residual holders may experience an after-tax return that is significantly lower than would be anticipated based upon the stated interest rate, if any, on their residual securities.

LIMITED FUNDS MAY BE AVAILABLE FOR REDEMPTIONS OR REPURCHASES AT THE REQUEST OF HOLDERS

Some series may provide for redemptions or repurchases of the securities of such series at the request of holders. There can be no assurance that amounts available for such redemptions or repurchases, if any, for such securities will be sufficient to permit such securities to be redeemed or repurchased within a reasonable time after redemption or repurchase is requested.

The availability of funds for redemptions or repurchases of securities of any series at the request of holders will depend largely upon the rates of prepayment of the related mortgage assets and investor demand for repurchase.

BOOK-ENTRY REGISTRATION MAY AFFECT THE LIQUIDITY OF YOUR SECURITIES

Because transfers and pledges of securities registered in the name of a nominee of The Depository Trust Company can be effected only through book entries at DTC through participants, the liquidity of the secondary market for DTC registered securities may be reduced to the extent that some investors are unwilling to hold securities in book entry form in the name of DTC, and the ability to pledge DTC registered securities may be limited due to the lack of a physical certificate. Beneficial owners of DTC registered securities may, in certain cases, experience delay in the receipt of payments of principal and interest because payments will be forwarded by the trustee to DTC. DTC will then forward payment to the participants, who will thereafter forward payment to beneficial owners. In the event of the insolvency of DTC or a participant in whose name DTC registered securities are recorded, the ability of beneficial owners to obtain payment of principal and interest on DTC registered securities may be impaired.

ONLY UNDERLYING AGENCY SECURITIES AND NOT THE OFFERED SECURITIES BACKED BY AGENCY SECURITIES ARE GUARANTEED

Payment of principal and interest on any agency security will be guaranteed by either Ginnie Mae, Fannie Mae or Freddie Mac. Such guarantee, however, will run only to such agency security and will not guarantee the payment of principal or interest on your securities. Similarly, should the trust property include non-agency certificates or private mortgage-backed securities that may be insured or guaranteed, this insurance or guarantee will not insure or guarantee the payment of principal or interest on your securities.

CERTAIN PROPERTY LOSSES MAY CAUSE LOSSES ON YOUR SECURITIES

You should understand that any decline in the value of a property securing an underlying mortgage loan may result in a loss if the mortgagor defaults and the loss is not covered by any insurance policy or guarantee. Similarly, any hazard loss not covered by a hazard insurance policy covering a defaulted underlying mortgage loan will result in a loss. Any loss on a non-agency certificate or private mortgage-backed security, if not covered by funds available in the reserve fund or collection account or by a guarantee, will result in a loss on your securities.

INSOLVENCY OF A PARTY MAY RESULT IN A DELAY IN PAYMENT OF YOUR SECURITIES

The sellers of the mortgage assets to Fund America II and, in turn to the applicable issuers (if other than Fund America II), intend such transfers to constitute sales rather than pledges to secure indebtedness of the seller. However, if a seller of mortgage assets were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee-in-bankruptcy of that seller may argue that the sale of the related mortgage assets by that seller was a pledge rather than a sale. This position, if argued to or accepted by a court, could result in a delay in or reduction of distributions to the related holders.

A JUNIOR LIEN MORTGAGE MAY NOT FULLY SECURE A BORROWER'S OBLIGATION AND ANY FORECLOSURE MAY BE DIFFICULT

Your trust may contain mortgage assets secured by junior liens and the senior liens may not be included in your trust. A decline in residential real estate values could reduce the value of a mortgaged property securing a junior lien mortgage asset to below that of all liens on the mortgaged property. Because mortgage assets secured by junior liens are subordinate to the rights under senior liens, a decline would adversely affect the position of the junior lienholder before having any affect on the position of the senior lienholder. Interest rates, the condition of the mortgaged property and other factors may also reduce the value of the mortgaged property. As a result, the loan-to-value ratio may rise. This increase will reduce the likelihood that, in the event of a default by the obligor, liquidation or other proceeds will be sufficient to repay amounts owing on the junior lien mortgage asset.

Other factors may influence the prepayment rate of a junior lien mortgage asset. These include the amounts of, and interest on, the related senior lien mortgage loan. In addition, obligors typically may use senior lien mortgage loans as long-term financing for home purchases and junior lien mortgage loans as shorter-term financing. Accordingly, junior lien mortgage assets may experience a higher rate of prepayments than senior lien mortgage loans. Any future limitations on the rights of obligors to deduct interest payments on junior lien mortgage assets for federal income tax purposes may increase the rate of prepayments on junior lien mortgage assets.

GEOGRAPHIC CONCENTRATION OF MORTGAGE PROPERTIES MAY INCREASE THE RISK OF LOSS

Certain geographic regions of the United States may occasionally experience weaker regional economic conditions and housing markets, and consequently, will experience higher rates of loss and delinquency for mortgage loans generally. Any concentration of mortgage assets in such a region may present a significant risk in addition to those generally present for similar mortgage-backed or asset-backed securities without a concentration.

PROCEEDS FROM THE LIQUIDATION OF A TRUST'S ASSETS MAY BE INSUFFICIENT TO PAY ALL AMOUNTS DUE ON YOUR SECURITIES

Following an event of default for a series of securities, there is no assurance that the market value of the mortgage assets securing or underlying your securities will be equal to or greater than the unpaid principal and accrued interest due on your securities. The proceeds of a sale of those mortgage assets by the trustee may be insufficient to pay in full the principal of and interest on your securities. In certain events the trustee may be restricted from selling the mortgage assets.

DEPOSITS, SUBSTITUTIONS AND WITHDRAWALS OF ASSETS MAY AFFECT PAYMENT ON YOUR SECURITIES

As provided for in the prospectus supplement for a series, the related issuer or Fund America II may, subsequent to the issuance of such series, deposit additional assets and withdraw assets included in the related trust property. A deposit or substitution of other assets may be overcollateralize the related series, thus limiting the amount of funds available for application to payments of principal on the series. In addition, a substitution or deposit may alter the characteristics of the assets securing or underlying the series. Either result may alter the timing and amount of principal and/or interest payments or distributions on, and the maturity of, or the date of the final distribution on, the securities of that series.

CONSUMER PROTECTION LAWS MAY AFFECT THE PERFORMANCE OF THE ASSETS IN YOUR TRUST

State laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of the originators of mortgage loans and manufactured housing contracts. In addition, origination and servicing of assets may be governed by public policy and general principles of equity relating to the protection of consumers. Violations of these laws may limit the collection of principal or interest on the mortgage loans and manufactured housing contracts. Such laws may also entitle the borrower to a refund of amounts previously paid.

The mortgage loans and manufactured housing contracts are also subject to federal laws, including:

     o the Federal Truth in Lending Act which requires certain disclosures to the borrowers

     o the Equal Credit Opportunity Act which prohibits discrimination on the basis of age, race, color, sex, religion, martial status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, and

     o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

Violations of certain provisions of these federal laws may limit the ability of the servicer or the administrator to collect all or part of the principal of or interest on the mortgage loans and contracts. In addition, violations could subject the servicer or the administrator to damages and administrative enforcement.

Unless otherwise specified in the related prospectus supplement, the related seller or Fund America II will be required to repurchase any mortgage loan or contract which, at the time of origination, did not comply with applicable federal and state laws or regulations.

                          DESCRIPTION OF THE SECURITIES


GENERAL

         The following summaries describe certain features common to each Series. Such summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Indenture or Pooling Agreement, as applicable, and the Prospectus Supplement relating to each Series. When particular provisions or terms used or referred to in an Indenture or Pooling Agreement are referred to herein, such provisions or terms shall be as used or referred to in such Indenture or Pooling Agreement.

         Neither the Bonds nor the Certificates will be insured or guaranteed by GNMA, FNMA, FHLMC, any governmental entity or, unless otherwise specified in the related Prospectus Supplement by any other person. Unless otherwise specified in the related Prospectus Supplement, the Company's only obligations with respect to a Series will be to obtain certain representations and warranties from each Seller and to assign to the related Trustee the Company's rights with respect thereto, and its obligations pursuant to certain representations and warranties made by it. Unless otherwise specified in the Prospectus Supplement relating to a Series, no affiliate of the Company will have any obligations with respect to such Series.

         The Mortgage Assets relating to a Series, other than the Agency Securities, will not be, insured or guaranteed by any governmental entity or, unless otherwise specified in the related Prospectus Supplement, by any other person. With respect to a Series for which the related Trust Property includes Mortgage Loans, Contracts or Multifamily Loans, to the extent that delinquent payments on or losses in respect of defaulted Mortgage Loans, Contracts or Multifamily Loans, are not advanced by the related Servicer, the Administrator, if any, or any other entity or paid from any applicable Credit Enhancement, such delinquencies may result in delays in payments or distributions to the Holders of one or more Classes of such Series, and such losses will be borne by the Holders of one or more Classes of such Series.

         In addition, with respect to a Series for which the related Trust Property includes Mortgage Assets other than Mortgage Loans, late payments on such Mortgage Assets may result in delays in payments and/or distributions to the Holders of one or more Classes of such Series, and losses on such Mortgage Assets will be borne by the Holders of one or more Classes of such Series, to the extent such late payments and losses are not advanced or paid from any applicable Credit Enhancement.


THE BONDS -- GENERAL

         The Bonds will be issued in Series pursuant to an Indenture between the applicable Issuer and the related Trustee named in the related Prospectus Supplement, each such Indenture as supplemented by or is incorporated by reference by a Series Supplement with respect to each Series. A form of Indenture has been filed with the Commission as an Exhibit to the Registration Statement of which Prospectus forms a part. A copy of the Series Supplement for a Series, if any, will be filed with the Commission as an Exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of such Series of Bonds.

         The "Issuer" with respect to a Series of Bonds will be the Company or a trust beneficially owned by the Company (each, a "Trust"). Each such Trust will be created by an agreement (the "Deposit Trust

Agreement") between the Company, acting as depositor, and a bank, trust company or other fiduciary, acting as owner trustee (the "Owner Trustee"), solely for the purpose of issuing one or more Series of Bonds. The Company may sell or assign its beneficial ownership interest in any Trust, in whole or in part, to another entity or entities at the time of, or subsequent to, the issuance of any Bonds by such Trust. Each Series of Bonds will be non-recourse obligations of the related Issuer. The Issuer with respect to a Series of Bonds will not have, nor be expected in the future to have, any significant assets available for payments on such Series of Bonds other than the Assets included in the related Trust Estate. Unless otherwise specified in the related Prospectus Supplement, each Series of Bonds will be separately secured by the related Trust Estate, which will constitute the only significant assets available to make payments on the Bonds of such Series. Accordingly, the investment characteristics of a Series of Bonds will be determined by the Assets included in the related Trust Estate and will not be affected by the identity of the obligor with respect to such Series of Bonds.


THE CERTIFICATES -- GENERAL

         The Certificates will be issued in Series pursuant to a Deposit Trust Agreement or a Pooling Agreement a form of each of which has been filed as an Exhibit to the Registration Statement of which this Prospectus forms a part. The Deposit Trust Agreement or Pooling Agreement relating to a Series of Certificates will be filed as an Exhibit to a Report on Form 8-K to be filed with the Commission within 15 days following the issuance of such Series of Certificates.

         The "Issuer" with respect to a Series of Certificates will be the related Trust established by the Company pursuant to the related Deposit Trust Agreement or Pooling Agreement. Each Series of Certificates will be entitled to distributions only from the Assets included in the related Trust Property and any other Assets pledged or otherwise available for the benefit of the Holders of such Series as specified in the related Prospectus Supplement. Accordingly, the investment characteristics of a Series of Certificates will be determined by the Assets included in the related Trust Property. The Certificates of a Series will not represent obligations of the Company, any Administrator, any Servicer or any affiliate thereof.


FORM OF SECURITIES; TRANSFER AND EXCHANGE

         As specified in the related Prospectus Supplement, the Securities of each Series will be issued either in book entry form or fully registered certificated form in the minimum denominations for each Class specified in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement, the original Principal Balance of each Security will equal the aggregate payments or distributions allocable to principal to which such Security is entitled. Unless otherwise specified in the related Prospectus Supplement, payments or distributions allocable to interest on each Security of a Series that is not entitled to payments or distributions allocable to principal will be calculated based on the Notional Principal Balance of such Security. The "Notional Principal Balance" of a Security will be a notional amount assigned to such security and will not evidence an interest in or entitlement to payments or distributions allocable to principal, but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

         Except as described below under "Book Entry Registration" with respect to Book Entry Securities, the Securities of each Series will be transferable and exchangeable on a register to be maintained at the corporate trust office of the related Trustee or such other office or agency maintained for such purposes by the Trustee in New York City. Unless otherwise specified in the Prospectus Supplement with respect to a Series, under the related Indenture or Pooling Agreement, the Trustee will be appointed initially as the "Registrar" for such Series for purposes of maintaining books and records of the ownership and transfer of the Securities of such Series. Unless otherwise specified in the Prospectus Supplement with respect to a Series, no service change will be made for any registration of transfer or exchange of Securities of such Series, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

         Under current law the purchase and holding of a Class of Securities entitled only to a specified percentage of payments or distributions of either interest or principal or a notional amount of either interest or principal on the related Mortgage Assets or a Class of Securities entitled to receive payments or distributions of interest and principal on the Mortgage Assets only after payments or distributions to other Classes or after the occurrence of certain specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code, may result in "prohibited transactions" within the meaning of ERISA and the Code. See "ERISA Considerations." Unless otherwise specified in the related Prospectus Supplement, transfer of Securities of such a Class will not be registered unless the transferee (i) executes a representation letter stating that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the related Trustee and the Company that the purchase of Securities of such a Class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the related Trustee, the Administrator, if any, or the Company to any obligation or liability in addition to those undertaken in the Pooling Agreement.


REMIC ELECTION

         As to each Series, one or more elections may be made to treat all or specified portions of the related Trust Property as a REMIC for federal income tax purposes. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Indenture or Pooling Agreement for a Series may provide that a REMIC election may be made at the discretion of the Company, the Administrator, if any, or another entity and may only be made if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election, as well as any material federal income tax consequences to Holders of such Series not otherwise described herein, will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one or more of the Classes of such Series will be designated as evidencing the "residual interests" in the related REMIC or REMICs, as defined in the Code. All other Classes of such Series will constitute "regular interests" in the related REMIC or REMICs, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Administrator, if any, the related Trustee, a Residual Holder or another person as specified in the related Prospectus Supplement will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The person so specified, unless otherwise provided in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from the assets of the related Trust Property or, if applicable, from any Residual Holder.

CLASSES OF SECURITIES

         Each Series will be issued in one or more Classes. If specified in the Prospectus Supplement, one or more Classes of a Series may be secured by (in the case of Bonds), or evidence beneficial ownership interests in (in the case of Certificates), separate groups of Assets included in the related Trust Property or otherwise available for the benefit of such Series.

         If specified in the related Prospectus Supplement, the Certificates of a Series will have an aggregate original principal balance equal to the aggregate unpaid principal balance of the Mortgage Assets included in the related Trust Property as of the close of business on the first day of the month of creation of the related Trust (the "Cut-off Date") after deducting payments of principal due on or before the Cut-off Date and, unless otherwise specified in the related Prospectus Supplement, will bear interest in the aggregate equal to the Pass-Through Rate for such Series. The "Pass-Through Rate" for a Series will equal the rate of interest borne by the related Mortgage Assets, net of the aggregate servicing fees and any other amounts (including fees payable to the Administrator, if any, for such Series) as are specified in the Prospectus Supplement. The original principal balance of the Certificates of a Series and the Certificate Interest Rate on the Classes of such Certificates will be determined in the manner specified in the Prospectus Supplement.

         Each Class of Securities that is entitled to payments or distributions allocable to interest will bear interest at the applicable Bond Interest Rate or Certificate Interest Rate, which in either case may be a fixed rate (which may be zero) or, in the case of Variable Interest Securities, may be a rate that is subject to change from time to time (a) in accordance with a schedule, (b) in reference to an index, or (c) otherwise in each case as specified in the related Prospectus Supplement. Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, one or more Classes of a Series may be entitled to receive payments or distributions of interest only to the extent of amounts available to make such payments or distributions. One or more Classes of Securities may provide for interest that accrues, but is not currently payable ("Compound Interest Securities"). With respect to any Class of Compound Interest Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Payment Date or Distribution Date will be added to the aggregate principal balance of such Class on that Payment Date or Distribution Date.

         A Series may include one or more Classes entitled only to payments or distributions (i) allocable to interest ("Interest Only Securities"), (ii) allocable to principal ("Principal Only Securities"), and allocable as between scheduled payments of principal and Principal Prepayments, as defined below under "Payments or Distributions of Principal and Interest" or (iii) allocable to both principal (and allocable as between scheduled payments of principal and Principal Prepayments) and interest. A Series may include one or more classes as to which payments or distributions will be allocated (i) on the basis of collections from designated portions of the Assets included in the related Trust Property, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or (iv) otherwise, in each case as specified in the related Prospectus Supplement. The timing and amounts of such payments or distributions may vary among Classes, over time or otherwise, in each case as specified in the related Prospectus Supplement.

         A Series of Securities may include one or more Classes of Scheduled Amortization Securities and Companion Securities. "Scheduled Amortization Securities" are Securities with respect to which payments or distributions of principal are to be made in specified amounts on specified Payment Dates or Distribution Dates, to the extent of funds available on such Payment Date or Distribution Date.

"Companion Securities" are Securities which receive payments or distributions of all or a portion of any funds available on a given Payment Date or Distribution Date which are in excess of amounts required to be applied to payments or distributions on Scheduled Amortization Securities on such Payment Date or Distribution Date. Because of the manner of application of payments or distributions of principal to Companion Securities, the weighted average lives of Companion Securities of a Series may be expected to be more sensitive to the actual rate of prepayments on the Mortgage Assets in the related Trust Property than will the Scheduled Amortization Securities of such Series.

         One or more Series of Securities may constitute Series of "Special Allocation Securities," which may include Senior Securities, Subordinated Securities, Priority Securities and Non-Priority Securities. As more fully described in the related Prospectus Supplement for a Series of Special Allocation Securities, Special Allocation Securities are Securities for which the timing and/or priority of payments or distributions of principal and/or interest may favor one or more Classes of such Securities over one or more other Classes of such Securities. Such timing and/or priority may be modified or reordered upon the occurrence of one or more specified events. Unless otherwise specified in the related Prospectus Supplement for a Series of Special Allocation Securities, losses on the Assets included in the related Trust Property may be disproportionately borne by one or more Classes of such Series, and the proceeds and distributions from such Assets may be applied to the payment in full of one or more Classes of such Series before the balance, if any, of such proceeds are applied to one or more other Classes within such Series. For example, Special Allocation Securities in a Series may be comprised of one or more Classes of Senior Securities having a priority in right to payments or distributions of principal and interest over one or more Classes of Subordinated Securities, to the extent described in the related Prospectus Supplement, as a form of Credit Enhancement. See "Credit Enhancement -- Subordination." Typically, Subordinated Securities of a Series will carry a rating by the rating agencies rating the Securities of such Series lower than that of the Senior Securities of such Series. In addition, one or more Classes of Securities of a Series ("Priority Securities") may be entitled to a priority of payments or distributions of principal or interest from Assets included in the related Trust Property over another Class of Securities of such Series ("Non-Priority Securities"), but only after the exhaustion of other Credit Enhancement applicable to such Series. Priority Securities and Non-Priority Securities nonetheless may be within the same rating category.


PAYMENTS OR DISTRIBUTIONS OF PRINCIPAL AND INTEREST

     General

         Payments or distributions of principal and interest on the Securities of a Series will be made by the related Trustee, to the extent of funds available therefor, on the related Payment Date or Distribution Date. Payments or distributions will be made to the persons in whose names the Securities of such Series are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). With respect to Securities other than Book Entry Securities, payments or distributions will be made by check or money order mailed to Securityholders of such Series at their addresses appearing in the books and records maintained by or on behalf of the Issuer of such Series or, if specified in the related Prospectus Supplement, in the case of Securities that are of a certain minimum denomination as specified in the related Prospectus Supplement, upon written request by a holder of such Series, by wire transfer or by such other means as are agreed upon with such Securityholder; provided, however, that the final payment or distribution in retirement of a Series (other than Book Entry Securities) will be made only upon presentation and surrender of such Securities at the office or agency of the related Trustee specified in the notice to Securityholders of such final distribution. With respect to Book Entry Securities, such payments or distributions will be made as described below under "Book Entry Registration" and in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, payments or distributions allocable to principal and interest on the Securities of a Series will be made by the related Trustee out of, and only to the extent of, funds in a separate account established and maintained under the related Indenture or Pooling Agreement for the benefit of Securityholders of such Series (the "Collection Account" with respect to a Series of Bonds and the "Certificate Account" with respect to a Series of Certificates), including any funds transferred from any related Reserve Fund. As between Securities of different Classes of a Series and as between payments or distributions of principal (and, if applicable, between payments or distributions of Principal Prepayments and scheduled payments of principal) and interest, payments or distributions made on any Payment Date or Distribution Date will be applied as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, payments or distributions to any Class of Securities will be made pro rata to all Securityholders of that Class. If so specified in the related Prospectus Supplement, the amounts received by the Trustee as described below under "Assets Securing or Underlying the Securities" will be invested in the Permitted Instruments specified herein and in the related Prospectus Supplement and all income or other gain from such investments will be deposited in the related Collection Account or Certificate Account and will be available to make payments or distributions on the Securities of the applicable Series on the next succeeding Payment Date or Distribution Date in the manner specified in the related Prospectus Supplement.

     Payments or Distributions of Interest

         Each Class of a Series (other than a Class of Principal Only Securities) will accrue interest at the applicable Bond Interest Rate or Certificate Interest Rate. One or more Classes may be entitled to receive payments or distributions of interest only to the extent of amounts available to make such payments or distributions. Interest on each Class will accrue during the related Interest Accrual Period and will be paid or distributed on the related Payment Date or Distribution Date. Interest on all Securities which bear or receive interest, other than Compound Interest Securities, will be due and payable on the Payment Dates, or distributed on the Distribution Dates, as applicable, specified in the related Prospectus Supplement. However, failure to pay or distribute interest on a current basis may not necessarily be an Event of Default with respect to a particular Series or Class of Securities. Interest on any Class of Compound Interest Securities will not be paid or distributed currently, but will accrue and the amount of the interest so accrued will be added to the principal thereof on each Payment Date or Distribution Date, as applicable, until the date specified in the related Prospectus Supplement. Principal Only Securities will not accrue, and will not be entitled to receive, any interest. Upon maturity or earlier redemption of the Securities of any Class, interest will be paid to the date specified in the related Prospectus Supplement.

         Each payment of interest on each Class of Securities (or addition to principal of a Class of Compound Interest Securities) on a Payment Date or Distribution Date, as applicable, will include all interest accrued during the related Interest Accrual Period. If the Interest Accrual Period for a Series ends on a date other than a Payment Date or Distribution Date, as applicable, for such Series, the yield realized by the Holders of such Securities may be lower than the yield that would result if the Interest Accrual Period ended on such Payment Date or Distribution Date. Additionally, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more Classes may be calculated on the assumption that principal payments or distributions (and additions to principal of the Securities), and allocations of losses on the Mortgage Assets (if so specified in the related Prospectus

Supplement), are made on the first day of the preceding Interest Accrual Period and not on the Payment Date or Distribution Date, as applicable, for such preceding Interest Accrual Period when actually made or added. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding.

         A Series may include one or more Classes of Variable Interest Rate Securities. With respect to each Class of Variable Interest Securities of a Series, the related Prospectus Supplement will set forth: (i) the initial Bond Interest Rate or Certificate Interest Rate, as applicable (or the manner of determining the initial Bond Interest Rate or Certificate Interest Rate); (ii) the formula, index or other method by which the Bond Interest Rate or Certificate Interest Rate, as applicable, will be determined from time to time;
(iii) the periodic intervals at which such determination will be made; (iv) the Maximum Variable Interest Rate, if any, and the Minimum Variable Interest Rate; and (v) any other terms relevant to such Class of Securities.

     Payments or Distributions of Principal

         Principal payments or distributions on the Securities of a Series will be made from amounts available therefor on each Payment Date or Distribution Date, as applicable, in an aggregate amount determined as set forth in the related Prospectus Supplement and will be allocated among the respective Classes of a Series of Securities at the times, in the manner and in the priority set forth in the related Prospectus Supplement.

         Except with respect to Compound Interest Securities and Interest Only Securities, unless specified otherwise in the related Prospectus Supplement, on each Payment Date or Distribution Date, as applicable, principal payments or distributions will be made on the Securities of a Series in an aggregate amount determined in the related Prospectus Supplement. If a Series of Securities has a Class of Compound Interest Securities, additional principal payments on the Securities of such Series will be made on each Payment Date or Distribution Date, as applicable, in an amount equal to the interest accrued, but not then payable or distributable, on such Class of Compound Interest Securities for the related Interest Accrual Period.

         If so specified in the related Prospectus Supplement, on any Payment Date or Distribution Date, as applicable, on which the principal balance of the Mortgage Assets relating to a Series is reduced due to losses on such Mortgage Assets, (i) the amount of such losses will be allocated first, to reduce the aggregate outstanding principal balance of the Subordinate Securities of such Series or other subordination, if any, and, thereafter, to reduce the aggregate outstanding principal balance of the remaining Securities of such Series in the priority and manner specified in such Prospectus Supplement until the aggregate outstanding principal balance of each Class of such Securities of such Series so specified has been reduced to zero or paid in full, thus reducing the amount of principal payable or distributable on each such Class of Securities or (ii) such losses may be allocated in any other manner set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, such reductions of principal of a Class or Classes of Securities will be allocated to the Holders of the Securities of such Class or Classes pro rata in the proportion which the outstanding principal of each Security of such Class or Classes bears to the aggregate outstanding principal balance of all Securities of such Class.

         If so provided in the related Prospectus Supplement, one or more Classes of Senior Certificates of a Series will be entitled to receive all or a disproportionate percentage of the payments of principal which are received on the related Mortgage Assets in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in the Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, any such allocation of principal prepayments to such Class or Classes will have the effect of accelerating the amortization of such Senior Securities while increasing the interests evidenced by the Subordinated Securities in rights to the benefit of the Assets in the related Trust Property. Increasing the interests of the Subordinated Securities relative to that of the Senior Securities is intended to preserve the availability of the subordination credit enhancement provided to the Priority Securities by the Subordinated Securities. See "Credit Enhancement -- Subordination."

     Unscheduled Payments or Distributions

         If specified in the related Prospectus Supplement, the Securities of a Series will be subject to receipt of payments or distributions before the next scheduled Payment Date or Distribution Date under the circumstances and in the manner described below and in the related Prospectus Supplement. If applicable, the related Trustee will be required to make such unscheduled payments or distributions on the Securities of a Series on the date and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the related Mortgage Assets, low rates then available for reinvestment of such payments or both, the Trustee determines, based on the assumptions specified in the related Indenture or Pooling Agreement, that the amount anticipated to be on deposit in the Collection Account or Certificate Account for such Series on the next related Payment Date or Distribution Date, together with, if applicable, any amounts available to be withdrawn from any related Reserve Fund or from any other Credit Enhancement provided for such Series, may be insufficient to make required payments or distributions on the Securities of such Series on such Payment Date or Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any such unscheduled payment or distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be paid or distributed as principal on the Securities of such Series on the next Payment Date or Distribution Date. Unless otherwise specified in the related Prospectus Supplement, all unscheduled payments or distributions will include interest at the applicable Bond Interest Rate or Certificate Interest Rate (if any) on the amount of the unscheduled payment or distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, all payments or distributions allocable to principal in any unscheduled payment or distribution made on the Securities of a Series will be made in the same priority and manner as payments or distributions of principal on such Securities would have been made on the next Payment Date or Distribution Date, and with respect to Securities of the same Class, unscheduled payments or distributions of principal will be made on a pro rata basis. Notice of any unscheduled payment or distribution will be given by the Trustee prior to the date of such payment or distribution.


REDEMPTION OF BONDS; TERMINATION OR REPURCHASE WITH RESPECT TO CERTIFICATES

         To the extent provided in the related Prospectus Supplement, the Bonds of any Class of a Series may be (i) redeemed at the request of holders of such Bonds; (ii) redeemed at the option of the Company or another party specified in the related Prospectus Supplement; or (iii) subject to special redemption under certain circumstances. The circumstances and terms under which the Bonds of a Series may be redeemed will be described in the related Prospectus Supplement.

         To the extent provided in the related Prospectus Supplement, the Certificates of any Class of a Series may be (i) repurchased at the request of holders of such Certificates; (ii) repurchased at the option of the Company, the Administrator, if any, or another party specified in the related Prospectus Supplement; or (iii) subject to special repurchase under certain circumstances. In addition, if so specified in the Prospectus Supplement for a Series of Certificates, the Company, the Administrator, if any, or another party specified in the related Prospectus Supplement may, at its option, cause an early termination of the Trust for such Series by repurchasing all of the Mortgage Assets from such Trust, under the circumstances specified in such Prospectus Supplement. The circumstances and terms under which the Certificates of a Series may be repurchased and the circumstances and terms under which the related Trust may be terminated will be described in the related Prospectus Supplement.


BOOK ENTRY REGISTRATION

         If the Prospectus Supplement for a Series so provides, Securities of any Class of such Series may be issued in book entry form ("Book Entry Securities") and held in the form of a single bond or certificate issued in the name of a Clearing Agency ("Clearing Agency") registered with the Securities and Exchange Commission or its nominee. Transfers and pledges of Book Entry Securities may be made only through entries on the books of the Clearing Agency in the name of brokers, dealers, banks and other organizations eligible to maintain accounts with the Clearing Agency ("Clearing Agency Participants") or their nominees. Clearing Agency Participants may also be Beneficial Owners (as defined below) of Book Entry Securities.

         Purchasers and other Beneficial Owners of Book Entry Securities ("Beneficial Owners") may not hold Book Entry Securities directly, but may hold, transfer or pledge their ownership interest in the Book Entry Securities only through Clearing Agency Participants. Additionally, Beneficial Owners will receive all payments or distributions of principal and interest with respect to Book Entry Securities, and, if applicable, may request redemption or repurchase of Book Entry Securities, only through the Clearing Agency and the Clearing Agency Participants. Beneficial Owners will not be registered holders of Securities or be entitled to receive definitive certificates representing their ownership interest in the Securities except under the limited circumstances, if any, described in the related Prospectus Supplement. See "Special Considerations -- Book Entry Registration."

         If Securities of a Series are issued as Book Entry Securities, the Clearing Agency will be required to make book entry transfers among Clearing Agency Participants, to receive and transmit payments or distributions of principal and interest with respect to the Securities of such Series, and to receive and transmit requests for redemption or repurchase with respect to such Securities. Clearing Agency Participants with whom Beneficial Owners have accounts with respect to such Book Entry Securities will be similarly required to make book entry transfers and receive and transmit payments or distributions and redemption or repurchase requests on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not be registered holders of Securities and will not possess physical certificates, a method will be provided whereby Beneficial Owners may receive payments or distributions, transfer their interests, and submit redemption or repurchase requests.


                  ASSETS SECURING OR UNDERLYING THE SECURITIES

         Each Series of Bonds will be secured by a pledge by the related Issuer to the related Trustee of the Assets included in the related Trust Estate, and each Series of Certificates will represent a beneficial interest in the Assets included in the related Trust and transferred to the related Trustee by the Company. Such Assets may include (i) Mortgage Assets and payments or distributions thereon (subject, if specified in the Prospectus Supplement, to certain exclusions); (ii) if specified in the Prospectus Supplement, reinvestment income on such payments or distributions; (iii) with respect to Property that includes Mortgage Loans, Contracts or Multifamily Loans, all property acquired by foreclosure or deed in lieu of foreclosure with respect to any such Mortgage Loan, Contract or Multifamily Loan and certain rights of the Administrator, if any, and the Servicers under any policies required to be maintained in respect of the related Mortgage Assets; and (iv) if so specified in the Prospectus Supplement, one or more forms of Credit Enhancement. The primary Assets of any Trust Estate or Trust will consist of Mortgage Assets. The Company expects to acquire Mortgage Assets from various sellers (each, a "Seller"), which may be affiliates of the Company, in open market or privately negotiated transactions. Such acquisitions may be made through an affiliate of the Company.

Mortgage Assets may be acquired by the Company from affiliates of the Company. The following is a brief description of the Mortgage Assets expected to be included in the Trust Property of each Series. If specific information respecting the Mortgage Assets is not known at the time a Series is initially offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Series. A copy of the related Indenture or Pooling Agreement with respect to each Series will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the related Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Assets relating to each Series, will be attached to the related Indenture or Pooling Agreement delivered to the Trustee upon delivery of such Series.


MORTGAGE LOANS

         The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust (the "Mortgages") creating liens on residential properties (the "Mortgaged Properties"). Such Mortgage Loans will be within the broad classification of single family mortgage loans, defined generally as loans on residences containing one to four dwelling units. If so specified in the Prospectus Supplement, the Mortgage Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit, cooperative housing corporations ("Cooperatives") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings, or the Mortgage Loans may be secured by junior liens on the related mortgaged properties, including Title I Loans. The Mortgaged Properties securing the Mortgage Loans may be located in or outside of the United States, and may include investment properties and vacation and second homes. Each Mortgage Loan will be selected by the Company for inclusion in the Trust Property of a Series from among those acquired by the Company or originated or acquired by one or more affiliates of the Company, including newly originated loans.

         Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series will be "conventional" mortgage loans, that is, they will not be insured or guaranteed by any governmental agency, the principal and interest on such Mortgage Loans will be payable on the first day of each month, and the interest will be calculated based on a 360-day year of twelve 30-day months. When full payment is made on a Mortgage Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid.

         The payment terms of the Mortgage Loans to be included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series will be described in the related Prospectus Supplement and may include any of the following features or combinations thereof or other features described in the related Prospectus Supplement:

                  (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the specified mortgage rate for a period of time or for the life of the Mortgage Loan with the amount of any difference contributed from funds supplied by the seller of the Mortgaged Property or another source.

                  (b) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

                  (c) Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

                  (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time, and may be prohibited for the life of the loan or for certain periods ("lockout periods"). Certain loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain transfers of the related mortgaged property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Company.

         With respect to a Series for which the related Trust Property includes Mortgage Loans, or for which Mortgage Loans underlie the Non-Agency Certificates included in the related Trust Property, the related Prospectus Supplement may specify, among other things, information regarding the interest rates (the "Mortgage Rates"), the average principal balance and the aggregate principal balance of such Mortgage Loans, the years of origination and original principal balances and the original loan-to-value ratios of such Mortgage Loans.

         Unless otherwise specified in the Prospectus Supplement, the "Loan-to-Value Ratio" of any Mortgage Loan will be determined by dividing the amount of the loan by the "Original Value" of the related mortgaged property. The principal amount of the "loan," for purposes of computation of the Loan-to-Value Ratio of any Mortgage Loan, will include any part of an origination fee that has been financed. In some instances, it may also include amounts which the seller or some other party to the transaction has paid to the mortgagor, such as minor reductions in the purchase price made at the closing. The "Original Value" of a mortgaged property is (a) in the case of any newly originated mortgage loan, the lesser of (i) the value of the mortgaged property, based on an appraisal thereof acceptable to the Company and (ii) the selling price, and (b) in the case of any mortgage loan used to retire a previous mortgage loan, the value of the mortgaged property, based on an appraisal thereof acceptable to the Company.

         There can be no assurance that the Original Value will reflect actual real estate values during the term of a Mortgage Loan. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans become equal to or greater than the values of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be significantly higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real estate values) may affect the timely and ultimate payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Mortgage Loans.


AGENCY SECURITIES

     Government National Mortgage Association (GNMA)

         GNMA is a wholly-owned corporate instrumentality of the United States within the United States Department of Housing and Urban Development. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates which represent an interest in a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Farmers Home Administration ("FmHA Loans") or partially guaranteed by the Veterans' Administration ("VA Loans").

         Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitations as to amount, to perform its obligations under its guarantee.

         GNMA Certificates. Each GNMA Certificate relating to a series (which may be issued under either the GNMA I program or the GNMA II program, as referred to by GNMA) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or approved by FNMA as a seller-servicer of FHA Loans, FmHA Loans and/or VA Loans. Each GNMA Certificate will represent a fractional undivided interest in a pool of mortgage loans which may include FHA Loans, FmHA Loans and/or VA Loans. Each such mortgage loan is secured by a one- to four-family residential property. Each such GNMA Certificate will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of such GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan, FmHA Loan or VA Loan underlying such GNMA Certificate, less the applicable servicing and guarantee fee which together equal the difference between the interest on the FHA Loan, FmHA Loan or VA Loan and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans, FmHA Loans or VA Loans underlying such GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA Loans, FmHA Loans or VA Loans.

         The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States.

         Each such GNMA Certificate will have an original maturity of not more than 30 years (but may have an original maturity of substantially less than 30 years). GNMA will approve the issuance of each such GNMA Certificate in accordance with a guarantee agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on the GNMA Certificate, even if the payments received by the GNMA Issuer on the mortgage loans underlying each such GNMA Certificate are less than the amounts due on such GNMA Certificate.

         If a GNMA Issuer is unable to make payments on a GNMA Certificate as such payments become due, it is required promptly to notify GNMA and request GNMA to make such payments. Upon such notification and request, GNMA will make such payments directly to the registered holder of the GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make such payment, the holder of the GNMA Certificate will have recourse only against GNMA to obtain such payment. In the case of GNMA Certificates issued in definitive form, the Trustee, as registered holder of the GNMA Certificates pledged to secure a series of Bonds, will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to such GNMA Certificates for any amounts that are not paid when due. In the case of GNMA Certificates issued in book-entry form, The Participants Trust Corporation ("PTC"), or its nominee, will have the right to proceed against GNMA in such event.

         All mortgage loans underlying a particular GNMA I Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on each GNMA I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

         Mortgage loans underlying a particular GNMA II Certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA II Certificate (except for pools of mortgage loans secured by manufactured homes).

         Regular monthly installment payments on each GNMA Certificate relating to a series will be comprised of interest due as specified on such GNMA Certificate plus the scheduled principal payments on the FHA Loans of VA Loans underlying such GNMA Certificate due on the first day of the month in which the scheduled monthly installment on such GNMA Certificate is due. Such regular monthly installments on each such GNMA Certificate are required to be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the

Trustee by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans, FmHA Loans or VA Loans underlying a GNMA Certificate relating to a series or any other early recovery of principal on such loan will be passed through to the Trustee as the registered holder of such GNMA Certificate.

         GNMA Certificates may be backed by graduated payment mortgage loans or by "buydown" mortgage loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing "buydown" mortgage loans will be computed in the same manner as payments derived from non-"buydown" GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of such graduated payment mortgage loans and, together with interest thereon, will be paid in subsequently years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates relating to a series of Certificates are backed by graduated payment mortgage loans or "buydown" mortgage loans. No statistics comparable to the FHA's prepayment experience on level payment, non-"buydown" mortgage loans are available in respect of graduated payment or "buydown" mortgages. GNMA Certificates included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series may be held in book-entry form.

         If specified in the related Prospectus Supplement, GNMA Certificates included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series may be held on deposit at PTC, a limited purpose trust company organized under the banking law of the State of New York. PTC operates a private sector, industry-owned depository and settlement facility for the book-entry transfer of interests in GNMA Certificates. Distributions of principal of and interest on each GNMA Certificate held through PTC will be credited by PTC to the PTC participant on whose account the GNMA Certificate is credited.

         If specified in the related Prospectus Supplement, GNMA Certificates included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series may be backed by multifamily mortgage loans having the characteristics specified in such Prospectus Supplement.

     Federal National Mortgage Association (FNMA)

         FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (the "Charter Act"). FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

         FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital surplus to capital-short areas.

         FNMA Certificates. FNMA Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by FNMA. Each mortgage loan must meet the applicable standards of the FNMA purchase program. Mortgage loans comprising a pool are either provided by FNMA from its own portfolio or purchased pursuant to the criteria of the FNMA purchase program.

         Mortgage loans underlying FNMA Certificates relating to a series will consist of conventional mortgage loans, FHA Loans or VA Loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 30 years. The original maturities of substantially all of the fixed rate level payment FHA Loans or VA Loans are expected to be 30 years.

         Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA Certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Thus, the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 50 basis points and 250 points greater than the annual FNMA Certificate pass-through rate. If specified in the related Prospectus Supplement, FNMA Certificates included in the Trust Property with respect to a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series may be backed by adjustable rate mortgages.

         Regular monthly installment payments on each FNMA Certificate will be comprised of interest due as specified by such FNMA Certificate plus the scheduled principal payments on the Mortgage Loans underlying such FNMA Certificate due during the period beginning on the second day of the month prior to the month in which the scheduled monthly installment on such FNMA Certificate is due and ending on the first day of such month in which the scheduled monthly installment on such FNMA Certificate is due. Such regular monthly installments on each such FNMA Certificate will be distributed to the holder of record on the 25th day of each month. Any principal prepayments on the mortgage loans underlying any FNMA Certificate included in the Trust Property with respect to a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series or any other early recovery of principal on such mortgage loans will be passed through to the holder of record of such FNMA Certificate on the 25th day of the month next following such prepayment or recovery and, in turn, a portion of such amounts will be paid or distributed to Holders of such Series, secured thereby, as additional principal payments.

         FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute amounts representing such holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by such FNMA Certificate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the United States. Although the Secretary' of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner. If FNMA were unable to satisfy its obligations, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FNMA Certificates would be affected by delinquent payments and defaults on such mortgage loans.

         If specified in the related Prospectus Supplement, FNMA Certificates included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series may be backed by multifamily mortgage loans having the characteristics specified in such Prospectus Supplement.

     Federal Home Loan Mortgage Corporation (FHLMC)

         FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The common stock of FHLMC is owned by the Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional mortgage loans or participation interests in such mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily FHLMC Certificates. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

         FHLMC Certificates. Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA Loans or VA Loans (a "FHLMC Certificate Group"). FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program.

         Unless otherwise described in the related Prospectus Supplement, mortgage loans underlying the FHLMC Certificates relating to a series will consist of mortgage loans with original terms to maturity of between 10 and 30 years. Each such mortgage loan must meet the applicable standards set forth in FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another FHLMC Certificate group. Under the Guarantor Program any such FHLMC Certificate group may include only whole loans or participation interests in whole loans.

         FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable Certificate rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate group represented by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the Prospectus Supplement for a Series, guarantee the timely payment of scheduled principal. Under FHLMC's Gold PC Program, FHLMC guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in such month of distribution. Pursuant to its guarantees, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer, or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans which it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and FHLMC has not adopted standards which require that the demand be made within any specified period.

         FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on such mortgage loans.

         In addition to FHLMC's guarantees of timely payment of interest and ultimate collection of principal, FHLMC guarantees with respect to FHLMC Certificates representing certain qualifying mortgage loans the timely payment by each mortgagor of the monthly principal scheduled to be paid under the amortization schedule applicable to each such mortgage loan ("Scheduled Principal"). Servicers of the mortgage loans comprising these FHLMC Certificates are required to pay Scheduled Principal to FHLMC whether or not received from the mortgagors. FHLMC, in turn, guarantees to pay Scheduled Principal to each registered holder of such FHLMC Certificates whether or not received from the servicers. FHLMC monthly payments of Scheduled Principal are computed based upon the servicer's monthly report to FHLMC of the amount of Scheduled Principal due to be paid on the related mortgage loans. The Prospectus Supplement for each Series for which the related Trust Property includes FHLMC Certificates or for which the related Trust Property includes Non-Agency Certificates backed by FHLMC Certificates will set forth the nature of FHLMC's guarantee with respect to scheduled principal payments on the mortgage loans in the pools represented by such FHLMC Certificates.

         Requests for registration of ownership of FHLMC Certificates made on or before the last business day of a month are made effective as of the first day of that month. With respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, a Federal Reserve Bank which maintains book-entry accounts with respect thereto will make payments of interest and principal each month to holders in accordance with the holders' instructions. The first payment to a holder of a FHLMC Certificate will normally be received by the 15th day of the second month following the month in which the purchaser became recognized as the holder of such FHLMC Certificate. Thereafter, payments will normally be received by the 15th day of each month.

         A FHLMC Certificate may be issued under programs created by FHLMC, including its Cash Program or Guarantor Program. Under FHLMC's Cash Program, the pooled mortgage loans underlying a FHLMC Certificate are purchased for cash from a number of sellers. With respect to FHLMC Certificate Pools formed prior to June 1, 1987, under the Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the interest rate on the FHLMC Certificate. Under such program, FHLMC purchases groups of whole mortgage loans at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which, when applied to the interest rate of the mortgage loans purchased, results in the yield

(expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance of the mortgage loans, an assumed term and a prepayment period as determined by FHLMC. No mortgage loan is purchased by FHLMC at greater than 100% of its outstanding principal balance. Thus, the range of interest rates on the mortgage loans in a FHLMC Certificate Pool formed prior to June 1987 under the Cash Program will vary since mortgage loans are purchased and identified to a FHLMC Certificate Pool based upon their yield to FHLMC rather than on the interest rates on the mortgage loans. With respect to FHLMC Certificate Pools formed on or after June 1, 1987, the range of interest rates on the mortgage loans and participations in a FHLMC Certificate Pool which is comprised of 15- or 30-year fixed-rate single family mortgage loans bought by FHLMC under the Cash Program will be restricted to one percentage point. In addition, the minimum interest rate on any mortgage loan in a FHLMC Certificate Pool will be greater than or equal to the annual pass-through rate on the related FHLMC Certificate, and the maximum interest rate will not be more than two percentage points above such pass-through rate.

         Under FHLMC's Guarantor Program, the mortgage loans underlying a FHLMC Certificate are purchased from a single seller in exchange for such FHLMC Certificate. The interest rate on a FHLMC Certificate under such program is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC. Under the Guarantor Program, the range between the lowest and highest annual interest rates on the mortgage loans in a FHLMC Certificate Pool may not exceed two percentage points. For some FHLMC Certificates issued pursuant to purchase contracts under the Guarantor Program on or after September 1, 1987, the range of the interest rates on the mortgage loans in a FHLMC Certificate Pool will not exceed one percentage point.

         If specified in the related Prospectus Supplement, FHLMC Certificates included in the Trust Property for a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series may be backed by multifamily mortgage loans having the characteristics specified in such Prospectus Supplement.

     Stripped Agency Securities

         Agency Securities may consist of one or more stripped mortgage-backed securities, each as described herein and in the related Prospectus Supplement. Each such Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain GNMA Certificates, FNMA Certificates, FHLMC Certificates, or other Agency Securities. The underlying securities will be held under a trust agreement by GNMA, FNMA or FHLMC each as trustee, or by another trustee named in the related Prospectus Supplement. FHLMC, FNMA or GNMA will guarantee each stripped Agency Security to the same extent as such entity guarantees the underlying securities backing such stripped Agency Security, unless otherwise specified in the related Prospectus Supplement.

     Other Agency Securities

         If specified in the related Prospectus Supplement, the Trust Property of a Series may include, or Non-Agency Certificates included in the Trust Property of a Series may be backed by, other mortgage pass-through or participation certificates issued or guaranteed by GNMA, FNMA or FHLMC, such as FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multiclass Mortgage Participation

Certificates. The characteristics of any such mortgage pass-through or participation certificates will be described in such Prospectus Supplement. If so specified, a combination of different types of Agency Securities may be included in the Trust Property of a Series or may back Non-Agency Certificates.

NON-AGENCY CERTIFICATES

         Each Non-Agency Certificate will evidence an undivided interest in Agency Securities, a Mortgage Pool, a Contract Pool or a Multifamily Loan Pool. Unless otherwise specified in the Prospectus Supplement, the Non-Agency Certificates will have the characteristics described herein. Non-Agency Certificates backed directly by Mortgage Loans, Contracts, or Multifamily Loans will be issued pursuant to a pooling and administration agreement (the "Non-Agency Pooling and Administration Agreement") between the Company, as the entity forming such Non-Agency Certificates, an administrator (the "Non-Agency Administrator") and a trustee acting under such Non-Agency Pooling and Administration Agreement (the "Certificate Trustee"). Non-Agency Certificates backed by Agency Securities may be issued pursuant to a Funding Agreement (the "Funding Agreement") between the Company, as the entity forming such Non-Agency Certificates and a trustee acting under such Funding Agreement (the "Funding Agreement Trustee"). Non-Agency Certificates will be formed by the Company in connection with the issuance of the related Series of Securities for purposes of ease of administration of the assets underlying such Non-Agency Certificates. Non-Agency Certificates themselves will not have been and will not be publicly offered. It is expected that Non-Agency Certificates will primarily be used by the Company to back Series of Bonds, as opposed to Certificates.

         The Mortgage Loans, Contracts, and Multifamily Loans directly backing the Non-Agency Certificates issued under a Non-Agency Pooling and Administration Agreement will be serviced by one or more loan servicing institutions (the "Non-Agency Servicers") pursuant to servicing agreements between each Servicer and the Company (each a "Non-Agency Servicing Agreement"). All of the Company's right, title and interest in the Servicing Agreements with respect to the Mortgage Loans, Contracts, and Multifamily Loans will be assigned to the Certificate Trustee. Pursuant to the Non-Agency Pooling and Administration Agreement, the Servicers of the Mortgage Loans, Contracts, and Multifamily Loans covered thereby will be required to deposit with the Certificate Trustee all collections received by such Servicers on the Mortgage Loans. Contracts, and Multifamily Loans (net of a servicing fee to be retained by the Non-Agency Servicers). Monthly distributions of the principal and interest (adjusted to the pass-through rate borne by such Non-Agency Certificate) components of such collections will be made to the Trustee for the Bonds of the applicable Series for deposit into the Collection Account. The Mortgage Loans, Contracts, and Multifamily Loans underlying any such Non-Agency Certificates may be covered by

                  (i) individual policies of primary mortgage insurance insuring against all or a portion of any foreclosure losses on the particular Mortgage Loans, Contracts, and Multifamily Loans covered thereby;

                  (ii) a pool insurance policy insuring against foreclosure losses on all of the Mortgage Loans, Contracts, and Multifamily Loans in the underlying pool up to a specified limit of liability;

                  (iii) a policy of special hazard insurance insuring against losses from causes not covered by standard fire and extended coverage policies of insurance, and/or

                  (iv) such other policies of insurance or other forms of support (including, without limitation, obligations to advance delinquent payments and overcollateralization) as shall be specified in the Prospectus Supplement for a Series which is secured or backed by Non-Agency Certificates backed directly by Mortgage Loans, Contracts, or Multifamily Loans, including, if applicable, any insurance for Title I Loans under the Title I Program.

         All of the Company's rights, title and interest in the Agency Securities directly backing Non-Agency Certificates issued under a Funding Agreement will be assigned to the Funding Agreement Trustee. Pursuant to the Funding Agreement, distributions on the Agency Securities will be collected by the Funding Agreement Trustee, and monthly payments of the principal and interest (adjusted to the pass-through rate borne by the Non-Agency Certificates) components of such distributions will be made to the Trustee for the applicable Series for deposit into the Collection Account. Each of the Agency Securities sold or assigned to the Funding Agreement Trustee will have the benefit of the applicable guarantees and other attributes described hereinabove under "GNMA Certificates," "FNMA Certificates" and "FHLMC Certificates," as the case may be, and in the related Prospectus Supplement for the Series which is secured or backed by Non-Agency Certificates backed by Agency Securities.

         Any default by any insurer under a policy of insurance covering a Mortgage Loan, Contracts, or Multifamily Loans, any loss or losses in excess of policy limits, any failure by a Non-Agency Servicer or other obligor to make advances in respect of delinquent payments or any loss occasioned by an uninsured cause will adversely affect distributions to the Trustee for the related Series and, as a consequence, may result in there being insufficient funds in the related Collection Account with which to make required payments or distributions of principal and interest on the Securities of such Series.


MULTIFAMILY LOANS

         Each pool of Multifamily Loans included in the Trust Property with respect to a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series (the "Multifamily Loan Pool") will consist of Conventional Multifamily Loans or FHA-Insured Multifamily Loans secured by mortgages or deeds of trust or other similar security instruments creating a first lien on rental apartment buildings or projects containing five or more units, including, but not limited to, high-rise, mid-rise and garden apartments or Multifamily Loans secured by apartment buildings owned by cooperative housing corporations. The Company expects that these loans will have been originated by mortgagees in the ordinary course of their real estate lending activities. Each Multifamily Loan Pool will be composed of Multifamily Loans bearing interest at the annual fixed or adjustable rates of interest specified in the Prospectus Supplement.

         The related Prospectus Supplement may specify for the Multifamily Loans contained in the related Multifamily Loan Pool, among other things, the dates of origination of the Multifamily Loans; the interest rates on the Multifamily Loans, if fixed rate, and in the case of Adjustable Multifamily Loans, the initial Adjustable Multifamily Rates, the index or formula, if any, used to determine the Adjustable Multifamily Rate, the margin or margins, if any, to be added or subtracted from the Index to calculate the Multifamily Loan Rate, and the maximum and minimum percentage adjustment, if any, for the life of the Multifamily Loan and on any annual basis, and the frequency of adjustment; the number of Multifamily Loans in the Multifamily Loan Pool; the original loan amounts or range of original loan amounts of Multifamily Loans contained in the Multifamily Loan Pool; the original Loan-to-Value Ratio on a weighted average basis of the Multifamily Loans contained in the Multifamily Loan Pool; and the original and remaining terms of the loans on a weighted average basis. The related Prospectus Supplement may also specify the number and type of units contained in each property secured by a Multifamily Loan contained in a Multifamily Loan Pool, the loan amount per unit for each project, the percentage of units in each property occupied as a specified date, the appraised value of each property and whether each property is subject to local rent control ordinances. The related Prospectus Supplement may set forth the types and locations of properties securing the Multifamily Loans, the balloon, principal amortization or interest only terms, if any, and whether the Multifamily Loan financed the acquisition or rehabilitation of the underlying properties or refinanced prior indebtedness. Unless otherwise specified in the related Prospectus Supplement, the properties securing the Multifamily Loans will be located in one or more states in the United States, the District of Columbia, or Puerto Rico.

         Certain of the Multifamily Loans may be secured by apartment buildings owned by Cooperatives. The Cooperative apartment building and the land under the building will be owned by a private, non-profit cooperative. The Cooperative owns all of the apartment units in the building and all common areas. The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific apartments or units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its mortgage loan, real property taxes, maintenance expenses and other capital or ordinary expenses. Such payments to the Cooperative are in addition to any payments of principal and interest the tenant-stockholder must make on any loans of the tenant-stockholder secured by its shares in the Cooperative. The Cooperative will be directly responsible for building management and, in most cases, payment of real estate taxes and hazard and liability insurance. The Cooperative's ability to meet debt service obligations on the Multifamily Loans, as well as all other operating expenses, will be dependent in large part on the receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units or commercial assessments on the tenant-stockholders. The Cooperative's ability to pay the principal amount of the Multifamily Loan at maturity depends primarily on its ability to pay the principal amount of the Multifamily Loan. The Company, the Seller and the Administrator or Non-Agency Administrator, if any, will have no obligation to provide refinancing for the Multifamily Loans.


CONTRACTS

         Each pool of Contracts included in the Trust Property with respect to a Series or underlying a Non-Agency Certificate included in the Trust Property for a Series (the "Contract Pool") will consist of manufactured housing conditional sales contracts and installment loan agreements or participation interests therein (collectively, "Contracts"). As specified in the related Prospectus Supplement, Contracts may either be secured by a Manufactured Home (a "Secured Contract") or unsecured (an "Unsecured Contract"). The Contracts may be conventional manufactured housing contracts or contracts insured by the FHA, including Title I Contracts, or partially guaranteed by the VA. Each Contract is secured by a Manufactured Home. Unless otherwise specified in the related Prospectus Supplement, the Contracts included in the Trust Property with respect to a Series will be fully amortizing and will bear interest at a fixed annual percentage rate ("APR").

         The Manufactured Homes securing the Secured Contracts consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "Manufactured Home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requires of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter." Moreover, if an election is made to treat a Trust Estate or Trust including Contracts as a REMIC as described in "Certain Federal Income Tax Consequences -- Certain Income Tax Consequences for REMIC Securities," the related Manufactured Homes will have a minimum of 400 square feet of living space and a minimum width in excess of 102 inches.

         Unless otherwise specified in the Prospectus Supplement with respect to a Series for which the related Trust Property includes Contracts or with respect to which the related Trust Property includes Non-Agency Certificates backed by Contracts, for purposes of calculating the loan-to-value ratio of a Secured Contract relating to a new Manufactured Home, the "Collateral Value" is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer (exclusive of freight to the dealer site) including "accessories" identified in the invoice (the "Manufacturer's Invoice Price"), plus the actual cost of any accessories purchased from the dealer, a delivery and set-up allowance, depending on the size of the unit and the cost of state and local taxes, filing fees and up to three years prepaid hazard insurance premiums. Unless otherwise specified in the related Prospectus Supplement, the Collateral Value of a used Manufactured Home is the least of the sales price, the appraised value, and the National Automobile Dealer's Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a Manufactured Home is based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable.

         The related Prospectus Supplement may specify for the Contracts contained in the related Contract Pool, among other things, the date of origination of the Contracts; the APRs on the Contracts; the Contract Loan-to-Value Ratios; the minimum and maximum outstanding principal balance as of the Cut-off Date and the average outstanding principal balance; the outstanding principal balances of the Contracts included in the Contract Pool; and the original maturities of the Contracts and the last maturity date of any Contract.

         The Unsecured Contracts included in the Trust Property for a Series of Securities will not constitute a material concentration of the assets of such Trust Property.


PRIVATE MORTGAGE-BACKED SECURITIES

         Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates evidencing an undivided interest in a pool of Underlying Mortgage Loans or certain mortgage-backed securities, or (b) collateralized mortgage obligations secured by Underlying Mortgage Loans or certain mortgage-backed securities. Private Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain Underlying Mortgage Loans or on certain underlying mortgage-backed securities. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PMBS Agreement"). Generally, the seller/servicer of the Underlying Mortgage Loans will have entered into the PMBS Agreement with the trustee under such PMBS Agreement (the "PMBS Trustee"). The PMBS Trustee or its agent, or a custodian, will possess the Underlying Mortgage Loans relating to such Private Mortgage-Backed Security. Underlying Mortgage Loans relating to a Private Mortgage-Backed Security will be serviced by a servicer (the "PMBS Servicer") directly or by one or more subservicers who may be subject to the supervision of the PMBS Servicer.

         The issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. If so specified in the related Prospectus Supplement, the PMBS Issuer may be the Company or an affiliate of the Company. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, neither the PMBS Issuer nor any agency or instrumentality of the United States nor any other person will have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement.

         Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related Prospectus Supplement.

         The Underlying Mortgage Loans relating to the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans, or loans having balloon or other special payment features. Such Underlying Mortgage Loans may be secured by single family property, multifamily property, manufactured homes or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a Cooperative and the related shares issued by such Cooperative.

         Credit support in the form of reserve funds, subordination of other private mortgage certificates issued under the PMBS Agreement, letters of credit, surety bonds, insurance policies or other types of credit support may be provided with respect to the Underlying Mortgage Loans relating to the Private Mortgage-Backed Securities or with respect to the Private Mortgage-Backed Securities themselves.

         The Prospectus Supplement for a Series for which the related Trust Property includes Private Mortgage-Backed Securities will describe such Private Mortgage-Backed Securities and will specify certain characteristics of the mortgage loans underlying the Private Mortgage-Backed Securities.


CHARACTERISTICS OF AGENCY SECURITIES AND PRIVATE MORTGAGE-BACKED SECURITIES

         The Agency Securities and the Private Mortgage-Backed Securities may include component securities ("CPTs"), floaters ("FLTs"), inverse floaters ("INVs"), interest only securities ("IOs"), principal only securities ("POs"), planned amortization classes ("PACs"), targeted amortization classes ("TACs"), residual interest securities ("Residuals"), accrual securities ("Zs"), and other types of securities, including securities which combine the characteristics of two or more of such types of securities. The exact types and characteristics of such securities will be set forth in the related Prospectus Supplement for a Series for which the related Trust Property includes such securities.

         A CPT is a security that consists of multiple payment components which have differing principal and/or interest characteristics. The payment characteristics of a CPT will reflect a combination of the payment characteristics of such components.

         An FLT has an interest rate that varies directly with an objective index such as LIBOR, i.e., as LIBOR increases, the FLT interest rate will increase.

         An INV has an interest rate that varies inversely with an objective index such as LIBOR, i.e., as LIBOR increases, the INV interest rate will decrease. The interest rate on a INV might be expressed as a multiple of the index, such as 35% - (3 X LIBOR).

         An IO pays only interest or primarily interest and pays no disproportionately small amount of principal. A PO pays principal only and no interest.

         A PAC is a security with respect to which principal payments are made in predetermined amounts on specified payment dates to the extent funds are available on such payment dates. Generally, a PAC will adhere to its payment schedule if the underlying mortgage loans prepay at a constant prepayment assumption in the "planned range" between certain specified prepayment rates. The cash flow of a PAC is thus relatively stable if prepayments are within such "planned range." Payment stability in a PAC is necessarily offset by instability in other classes of related mortgage-backed securities, which are said to "support" the more stable classes. Such "support classes" are likely to be much more sensitive to prepayments on the underlying mortgage loans than the classes they support or such mortgage loans.

         A TAC, like a PAC, is designed to provide more stable cash flows, but is more likely than a PAC to have the expected maturity extended or shortened.

         A Residual generally represents an interest in the residual cash flows from the collateral relating to an issuance of mortgage-backed securities after the other classes of securities supported by such collateral are paid on a payment date. Residuals include both securities with stated principal and interest and those without stated principal and interest.

         A Z is a security that accretes all of interest, which is added to the outstanding principal balance of such security. This accretion may continue until such security begins receiving principal payments, until such other events has occurred or until the security is retired.


DEPOSIT, SUBSTITUTION AND WITHDRAWAL OF ASSETS

         With respect to a Series, to the extent provided in the related Indenture or Pooling Agreement and the related Prospectus Supplement, the related Issuer or the Company may deposit or withdraw Assets or substitute new Mortgage Assets for Mortgage Assets previously included in the related Trust Property or for Assets deposited in a Reserve Fund for such Series.

PRE-FUNDING ARRANGEMENTS

         To the extent provided in the related Prospectus Supplement for a Series, the related Pooling Agreement will provide for a commitment by the related Issuer to subsequently purchase additional Loan Assets ("Subsequent Loan Assets") following the date on which the related Securities are issued (a "Pre-Funding Arrangement"). With respect to a Series, the Pre-Funding Arrangement will require that any Subsequent Loan Assets included in the Trust Property conform to the requirements and conditions provided in the related Pooling Agreement. If a Pre-Funding Arrangement is utilized in connection with the issuance of the Series of Securities, on the closing date for the issuance of such Series the related Trustee will be required to deposit in a segregated account (a "Pre-Funding Account") all or a portion of the proceeds received by such Trustee in connection with the sale of one or more Classes of Securities of such Series; and, subsequently, the Issuer will acquire Subsequent Loan Assets in exchange for the release of money from the Pre-Funding Account for such Series. In addition, the Pre-Funding Arrangement will be limited to a specified period, not to exceed three months, during which time any transfers of Subsequent Loan Assets must occur and to a maximum deposit to the related Pre-Funding Account of no more than twenty-five percent (25%) of the aggregate proceeds received from the sale of all Classes of Securities of such Series.

         If all of the funds originally deposited in the such Pre-Funding Account are not used by the end of such specified period, then any remaining amount of such funds will be applied as a mandatory prepayment of a Class or Classes of Securities as specified in the related Prospectus Supplement. Although it is intended that the principal amount of Subsequent Loan Assets to be included as Trust Property after the closing date for the issuance of any particular Series will require application of substantially all of the Pre-Funding Account, and it is not anticipated that there will be any material amount of principal distributions from amounts remaining on deposit in the Pre-Funding Account in reduction of the principal balances of any Securities, no assurance can be given that such a distribution with respect to the Securities will not occur on the Distribution Date or Payment Date following the termination of the Pre-Funding Arrangement. In any event, it is unlikely that the Issuer will be able to deliver Subsequent Loan Assets with aggregate principal balances that exactly equal the Pre-Funding Account, and the portion of the Pre-Funding Account remaining at the end of the Pre-Funding Arrangement, if any, will be distributed in reduction of the principal balance of the Securities of the related Series, as set forth in related Prospectus Supplement.

         As may be further specified in the related Prospectus Supplement, amounts on deposit in the Pre-Funding Account will be invested in short-term debt obligations of, or debt obligations guaranteed by, the United States, repurchase agreements that satisfy the criteria specified in the applicable Indenture or Pooling Agreement, certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company, FDIC insured deposits, including deposits with the related Trustee, commercial paper, debt obligations, and money market funds; provided such investments are acceptable to each rating agency rating the Series of Securities at the time at which the investments are made (collectively "Permitted Instruments"); and provided further that an investment in such Permitted Instruments will not require the Issuer for a Series to be registered as an "investment company" under the Investment Company Act of 1940, as amended. Permitted Instruments will consist of short term investments that convert into cash or mature within a short period of time, have minimal or no exposure to fluctuations in value as a result of market changes in prevailing interest rates and are acceptable to each rating agency rating the applicable Series of Securities.

         The utilization of a Pre-Funding Arrangement is intended to improve the efficiency of the issuance of a Series of Securities and the sale and assignment of the Loan Assets to the related Issuer through the incremental delivery of the Loan Assets on the closing date and during the three month period following the closing date for such Series, which allows for a more even accumulation of the Assets by the Issuer and the issuance of a larger principal amount of Securities for such Series than would be the case without a Pre-Funding Arrangement.


                               CREDIT ENHANCEMENT


GENERAL

         Various forms of credit enhancement ("Credit Enhancement") may be provided with respect to one or more Classes of a Series or with respect to the Assets in the related Trust Property. Credit Enhancement may be in the form of the subordination of one or more Classes of such Series, the establishment of one or more Reserve Funds, the use of a cross-support feature, use of a Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, bankruptcy bond, or another form of Credit Enhancement described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, any Credit Enhancement with respect to a Series will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities of such Series and interest thereon. If losses occur which exceed the amount covered by such Credit Enhancement or which are not covered by the Credit Enhancement, Holders will bear their allocable share of deficiencies.


SUBORDINATION

         If so specified in the related Prospectus Supplement, payments or distributions in respect of scheduled principal, interest or any combination thereof that otherwise would have been payable or distributable to one or more Classes of a Series (the "Subordinated Securities") will instead be payable to one or more other Classes of such Series (the "Senior Securities") under the circumstances and to the extent provided in such Prospectus Supplement. If specified in the Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Assets and losses on defaulted Mortgage Assets will be borne first by the various Classes of Subordinated Securities and thereafter by the various Classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in the Prospectus Supplement. The aggregate payments or distributions in respect of delinquent payments or distributions on the Mortgage Assets over the lives of the Securities of a Series or at any time, the aggregate losses in respect of defaulted Mortgage Assets which must be borne by the Subordinated Securities by virtue of subordination and the amount of the payments or distributions otherwise payable or distributable to the Subordinated Securities that will be distributable to Holders of Senior Securities on any Payment Date or Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate payments or distributions in respect of delinquent payments or distributions on the Mortgage Assets or aggregate losses in respect of such Mortgage Assets were to exceed the total amounts payable or distributable and available for payment or distribution to Holders of Subordinated Securities of, if applicable, were to exceed the specified maximum amount, Holders of Senior Securities could experience losses on their Securities.

         In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of payments or distributions otherwise payable or distributable to Holders of Subordinated Securities on any Payment Date or Distribution Date may instead be deposited into one or more Reserve Fund (as defined below) established by the related Trustee. If so specified in the related Prospectus Supplement, such deposits may be made on each Payment Date or Distribution Date, on each Distribution Date for specified periods, or on each Distribution Date until the balance in the Reserve Fund has reached a specified amount and, following payments from the Reserve Fund to Holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Fund to required levels, in each case as specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, amounts on deposit in the Reserve Fund may be released to the Company or the Holders of any Class of Securities at the times and under the circumstances specified in such Prospectus Supplement.

         If specified in the related Prospectus Supplement, various Classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other Classes of Senior and Subordinated Securities, respectively, through a cross-support mechanism or otherwise.

         As between Classes of Senior Securities and as between Classes of Subordinated Securities, payments or distributions may be allocated among such Classes (i) in the order of their Stated Maturities or Assumed Final Distribution Dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or (iv) otherwise, in each case as specified in the related Prospectus Supplement. As between Classes of Subordinated Securities, payments or distributions to Holders of Senior Securities on account of delinquencies or losses and payments to any Reserve Fund will be allocated as specified in the related Prospectus Supplement.


OVERCOLLATERALIZATION

         If provided in the related Prospectus Supplement, the aggregate principal balance of the Mortgage Assets included in the Trust Property may exceed the aggregate original principal balance of the Securities of a Series thereby creating "Excess Collateral" on each Distribution Date or Payment Date. If provided in the related Prospectus Supplement, such Excess Collateral may be distributed to holders of Senior Securities to produce and maintain a specified level of overcollateralization. With respect to a Series of Securities, the overcollateralization level may be fixed or may increase or decrease over time, subject to certain floors, caps and triggers, as set forth in the related Prospectus Supplement and the related Indenture or Pooling Agreement.


CROSS-SUPPORT

         If specified in the related Prospectus Supplement, separate Classes of related Series of Securities may represent the beneficial ownership of or be separately secured by, separate groups of Assets included in the Trust Property for a Series or otherwise available for the benefit of such Securities. In such case, Credit Enhancement may be provided by a cross-support feature which may require that distributions or payments be made with respect to Securities evidencing beneficial ownership of or secured by one or more asset groups prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in or secured by other asset groups within the same Trust Estate or Trust. The Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         If specified in the Prospectus Supplement, the coverage provided by one or more forms of Credit Enhancement may apply concurrently to two or more separate Trust Estates or Trusts for a separate Series of Securities. If applicable, the Prospectus Supplement will identify the Trusts to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts.


POOL INSURANCE

         With respect to a Series for which the related Trust Property includes Mortgage Loans (and, if specified in the related Prospectus Supplement, a Series for which the related Trust Property includes Contracts), in order to decrease the likelihood that Holders of the Securities of such Series will experience losses in respect of such Mortgage Loans, if specified in the related Prospectus Supplement, one or more mortgage pool insurance policies (each, a "Mortgage Pool Insurance Policy") will be obtained. Such Mortgage Pool Insurance Policy will, subject to the limitations described below and in the Prospectus Supplement, cover loss by reason of default in payments on such Mortgage Loans up to the amounts specified in the Prospectus Supplement or report on Form 8-K and for the periods specified in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Administrator under the related Indenture or Pooling Agreement will agree to use its best reasonable efforts to cause to be maintained in effect any such Mortgage Pool Insurance Policy and to file claims thereunder to the issuer of such Mortgage Pool Insurance Policy (the "Pool Insurer"). A Mortgage Pool Insurance Policy, however, is not a blanket policy against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent set forth in such policy as described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies, if any, will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy, irrespective of the reason therefor. The related Prospectus Supplement will describe the terms of any applicable Mortgage Pool Insurance Policy and will set forth certain information with respect to the related Pool Insurer.


SPECIAL HAZARD INSURANCE

         With respect to a Series for which the related Trust Property includes Mortgage Loans (and, if specified in the related Prospectus Supplement, each Series for which the related Trust Property includes Contracts), in order to decrease the likelihood that Holders of the Securities of such Series will experience losses in respect of such Mortgage Loans, if specified in the related Prospectus Supplement, one or more Special Hazard Insurance Policies will be obtained. Such a "Special Hazard Insurance Policy" with respect to a Series will, subject to limitations described below and in the related Prospectus Supplement, protect Holders of the Securities of such Series from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not covered by the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under flood insurance policies, if any, covering the Mortgaged Properties, and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "Servicing of the Mortgage Loans, Multifamily Loans and Contracts -- Standard Hazard Insurance." Any Special Hazard Insurance Policy may not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area), chemical contamination and certain other risks. Aggregate claims under each Special Hazard Insurance Policy will be limited as described in the related Prospectus

Supplement. Any Special Hazard Insurance Policy may also provide that no claim may be paid unless hazard and if applicable, flood insurance on the Mortgaged Property has been kept in force and other protection and preservation expenses have been paid.

         The related Prospectus Supplement will describe the terms of any applicable Special Hazard Insurance Policy and will set forth certain information with respect to the related Special Hazard Insurer.


FHA INSURANCE ON THE MULTIFAMILY LOANS

         There are two primary FHA insurance programs that are available for Multifamily Loans. Sections 221(d)(3) and (d)(4) of the Housing Act allow HUD to insurance mortgage loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for coinsurance of such mortgage loans made under Sections 221(d)(3) and (d)(4) by HUD/FHA and a HUD-approved coinsurer. Generally the term of such a mortgage loan can be up to 40 years and the ratio of loan amount to property replacement cost can be up to 90%.

         Section 223(f) of the Housing Act allows HUD to insure mortgage loans made for the purchase or refinancing of existing apartment projects which are at least three years old. Section 244 also provides for coinsurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work, but repairs may be made for up to, in general, the greater of 15% of the value of the project or a dollar amount per apartment unit established from time to time by HUD. In general the loan term may not exceed 35 years and a loan to value ratio of no more than 85% is required for the purchase of a project and 70% for the refinancing of a project.

         FHA insurance is generally payable in cash or at the option of the mortgagee in debentures. Such insurance does not cover 100% of the mortgage loan but is instead subject to certain deductions and certain losses of interest from the date of the default.


BANKRUPTCY BOND

         In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related Mortgage Loan at an amount less than the then outstanding principal balance of such Mortgage Loan. The amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction in monthly payments required to be made by the borrower. See "Certain Legal Aspects of the Mortgage Assets" herein. If so provided in the related Prospectus Supplement, the Company will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") for proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

         A bankruptcy bond with respect to a Series will provide coverage in the aggregate amount specified in the related Prospectus Supplement. Such amount will be reduced by payments made under such bankruptcy bond in respect of the related Mortgage Loans, unless otherwise specified in the related Prospectus Supplement, and will not be restored.

         If specified in the related Prospectus Supplement, other forms of Credit Enhancement may be provided to cover such bankruptcy-related losses. Any bankruptcy bond or other form of Credit Enhancement provided to cover bankruptcy-related losses will be described in the related Prospectus Supplement.


RESERVE FUNDS

         If specified in the Prospectus Supplement with respect to a Series, assets such as cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in such Prospectus Supplement will be deposited by the related Issuer or the Company in one or more accounts (each, a "Reserve Fund") established and maintained with the related Trustee. Such cash and the payments on such other assets will be used to enhance the likelihood of timely payment or distribution of principal of and interest on, or, if so specified in the related Prospectus Supplement, to provide additional protection against losses in respect of, the Assets in the related Trust Property, to pay the expenses of the related Trust Estate or Trust or for such other purposes specified in such Prospectus Supplement. Whether or not the related Issuer or the Company has any obligation to make such a deposit, certain amounts to which the Holders of the Subordinated Securities of such Series, if any, the related Issuer or the Company would otherwise be entitled may instead be deposited into the Reserve Fund from time to time and in the amounts as specified in the related Prospectus Supplement. Any cash in any Reserve Fund and the proceeds of any other instrument upon maturity will be invested in Permitted Instruments. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Unless otherwise specified in the Prospectus Supplement with respect to a Series, any instrument deposited therein will name the related Trustee, in its capacity as trustee for the Holders of the Securities of such Series, as beneficiary and will be issued by an entity acceptable to each rating agency that rates such Securities. Additional information with respect to such instruments deposited in the Reserve Funds may be set forth in the Prospectus Supplement.


OTHER INSURANCE, GUARANTEES AND SIMILAR INSTRUMENTS OR AGREEMENTS

         If specified in the Prospectus Supplement with respect to a Series, the related Trust Property may also include or the Securities of such Series may also have the benefits of, assets such as insurance, guarantees, surety bonds, letters of credit, guaranteed investment contracts, swap agreements, option agreements or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses on the Assets included in such Trust Property, (ii) paying administrative expenses, (iii) establishing a minimum reinvestment rate on the payments or distributions made in respect of such Assets, (iv) guaranteeing timely payment or distribution of principal and interest on the Securities of such Series, or (v) for such other purpose as is specified in such Prospectus Supplement. Such arrangements may include agreements under which Holders of the Securities of a Series are entitled to receive amounts deposited in various accounts held by the related Trustee upon the terms specified in the related Prospectus Supplement. Such arrangements may be in lieu of any obligation of the Servicers or the Administrator, if any, to advance delinquent installments in respect of the Mortgage Loans. See "Servicing of Mortgage Loans, Multifamily Loans and Contracts -- Advances".

        SERVICING OF THE MORTGAGE LOANS, MULTIFAMILY LOANS AND CONTRACTS

         Except as otherwise noted, the description set forth below of the servicing of Mortgage Loans and Multifamily Loans is applicable to Mortgage Loans and Multifamily Loans (i) included in the Trust Property with respect to a Series of Securities that includes Certificates and (ii) underlying Non-Agency Certificates. Accordingly, except as otherwise noted, references under the heading "Servicing of the Mortgage Loans, Multifamily Loans and Contracts" to the "Administrator," the "Servicers," a "Servicing Agreement," and the "Trustee" should be read as applying to the related Non-Agency Servicers, the Non-Agency Servicing Agreements and the Certificate Trustees with respect to Non-Agency Certificates.

         Unless otherwise provided in the related Prospectus Supplement, with respect to a Series of Certificates for which the related Trust Property includes Mortgage Loans, Multifamily Loans and Contracts included in the Trust Property for a Series of Certificates and Mortgage Loans and Multifamily Loans underlying Non-Agency Certificates will be serviced either (i) by the related Administrator as sole servicer, (ii) by the related Administrator as administrator or master servicer, (iii) by one or more loan servicing institutions as servicers or (iv) by another institution as master servicer. If an institution other than the Administrator acts as the sole servicer or as the master servicer for a Series or with respect to a Non-Agency Certificate, the Administrator may have no servicing obligations with respect to such Series or such Non-Agency Certificate. Generally, the discussion in this section of the Prospectus is applicable under circumstances when the Administrator is an affiliate of the Company. If the Administrator is not an affiliate of the Company, the discussion relating to the servicing of the Mortgage Loans, Multifamily Loans and Contracts as set forth below may be modified or superseded by any discussion relating to the servicing of the Mortgage Loans, Multifamily Loans and Contracts set forth in the Prospectus Supplement.

         The Prospectus Supplement for each Series of Certificates for which the related Trust Property includes Mortgage Loans, Multifamily Loans or Contracts, and for each Series for which the related Trust Property includes Non-Agency Certificates, will specify whether the Administrator or another institution will act as sole servicer or master servicer. If the Administrator acts as master servicer or administrator, all references to the Servicer under the heading "Servicing of the Mortgage Loans, Multifamily Loans and Contracts" (and in the case of a Series of Certificates, under the heading "The Pooling Agreement and Deposit Trust Agreement") should be read to refer to the direct Servicers of such series, acting under the supervision of the Administrator as master servicer or administrator. If an institution other than the Administrator acts as sole Servicer for a series, or acts as master servicer for such series, all references to the Servicer herein and under the headings "Servicing of the Mortgage Loans, Multifamily Loans and Contracts" and "The Pooling Agreement and Deposit Trust Agreement" should be read to refer to such institution as sole or master servicer, as appropriate.

         Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans, Multifamily Loans and Contracts will be serviced by one or more loan servicing institutions (the "Servicers"), which may include the Administrator, pursuant to servicing agreements between each Servicer and the Administrator (each, a "Servicing Agreement").


SERVICING AGREEMENTS

         Unless otherwise specified in the related Prospectus Supplement, each Servicer must be a FNMA- or FHLMC-approved servicer of conventional mortgage loans. In addition, the Administrator will require adequate servicing experience, where appropriate, and financial stability, generally including a net worth of at least $1,000,000, as well as satisfaction of certain other criteria.

         Each Servicer will be required to perform the customary functions of a mortgage loan servicer, including collection of payments from borrowers (the "Mortgagors") and remittance of such collections to the Trustee, maintenance of applicable standard hazard insurance and primary mortgage insurance policies, maintenance of escrow or impoundment accounts of Mortgagors for payment of taxes, insurance, and other items required to be paid by the Mortgagor pursuant to the Mortgage Loan, Multifamily Loan and Contract, attempting to cure delinquencies, supervising foreclosures, management of Mortgaged Properties under certain circumstances, and maintaining accounting records relating to the Mortgage Loans, Multifamily Loans and Contracts, as applicable. Unless otherwise specified in the related Prospectus Supplement, each Servicer will also be obligated to make advances in respect of delinquent installments of principal and interest on Mortgage Loans, Multifamily Loans and Contracts, as applicable, as described more fully under "-- Payments on Mortgage Loans" and "-- Advances," and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors.

         The Servicers will be entitled to a monthly servicing fee as specified in the related Prospectus Supplement. The Servicers will also generally be entitled to collect and retain, as part of their servicing compensation, late payment charges and assumption underwriting fees. The Servicers will be reimbursed from proceeds of one or more of the insurance policies described herein ("Insurance Proceeds") or from proceeds received in connection with the liquidation of defaulted Mortgage Loans ("Liquidation Proceeds") for certain expenditures. See "-- Advances" and "-- Administration and Servicing Compensation and Payment of Expenses" herein.

         Each Servicer will be required to service each Mortgage Loan, Multifamily Loan and Contract, as applicable, pursuant to the terms of its Servicing Agreement for the entire term of such Mortgage Loan, Multifamily Loan and Contract, as applicable, unless such Servicing Agreement is earlier terminated by the Trustee, or in the event of a monetary default, by the Administrator, on behalf of the Trustee. Upon termination of a Servicing Agreement, the Administrator will act as Servicer of the related Mortgage Loans pursuant to a Servicing Agreement on the same terms and conditions applicable to any other Servicer.


PAYMENTS ON MORTGAGE LOANS

         Each Servicer will establish and maintain a separate account (each, a "Custodial Account"). Subject to the following paragraph, each Custodial Account must be an account the deposits in which are fully insured by either the Federal Deposit Insurance Corporation ("FDIC") or the National Credit Union Administration ("NCUA") or are, to the extent such deposits are in excess of the coverage provided by such insurance, continuously secured by certain obligations issued or guaranteed by the United States of America. If at any time the amount on deposit in such Custodial Account shall exceed the amount so insured or secured, the applicable Servicer must remit to the Trustee the amount on deposit in such Custodial Account which exceeds the amount so insured or secured, less any amount such Servicer may retain for its own account pursuant to its Servicing Agreement.

         Notwithstanding the foregoing, the deposits in a Servicer's Custodial Account will not be required to be fully insured or secured as described above, and such Servicer will not be required to remit amounts on deposit therein in excess of the amount so insured or secured, so long as such Servicer meets certain requirements established by the rating agencies requested to rate the Securities of the applicable Series.

         Each Servicer is required to deposit into its Custodial Account on a daily basis all amounts in respect of each Mortgage Loan received by such Servicer, with interest adjusted to a rate (the

"Remittance Rate") equal to the related Mortgage Rate less the Servicer's servicing fee rate. On the 18th day of each month, or such other day specified in the related Prospectus Supplement (the "Remittance Date"), each Servicer of the Mortgage Loans will remit to the Trustee all funds held in its Custodial Account with respect to each Mortgage Loan; provided, however, that Principal Prepayments may be remitted on the Remittance Date in the month following the month of such prepayment. Each Servicer will be required, pursuant to the terms of the related Servicing Agreement and as specified in the Related Prospectus Supplement, to remit with each Principal Prepayment interest thereon at the Remittance Rate through the last day of the month in which such Principal Prepayment is made. Each Servicer is also required to advance its own funds as described below.


ADVANCES

         Unless otherwise specified in the related Prospectus Supplement, with respect to a delinquent Mortgage Loan, Multifamily Loan or Contract, the related Servicer will be obligated to advance its own funds or funds from its Custodial Account equal to the aggregate amount of payments of principal and interest (adjusted to the applicable Remittance Rate) which were due on a due date and which are delinquent as of the close of business on the business day preceding the Remittance Date ("Monthly Advance"). Such advances are required to be made by the Servicer unless the Servicer, with the concurrence of the Administrator, determines that such advance ultimately would not be reimbursable under any applicable insurance policy, from the proceeds of liquidation of the related Mortgaged Properties, or from any other source (any amount not so reimbursable being referred to herein as a "Nonrecoverable Advance"). Such advance obligation will continue through the month following the month of final liquidation of such Mortgage Loan, Multifamily Loan or Contract. Any Servicer funds thus advanced will be reimbursable to such Servicer out of recoveries on the Mortgage Loans, Multifamily Loans or Contracts with respect to which such amounts were advanced. The Servicers will also be obligated to make advances with respect to certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Servicers out of recoveries on the related Mortgage Loans, Multifamily Loans or Contracts. Each Servicer's right of reimbursement for any advance will be prior to the rights of the Holders of the Securities of the applicable Series to receive any related Insurance Proceeds or Liquidation Proceeds.

         Unless otherwise specified in the Prospectus Supplement with respect to a Series, the Administrator will be obligated pursuant to the related Indenture or Pooling Agreement to advance on or before the applicable Payment Date or Distribution Date an amount equal to any Monthly Advance which a Servicer fails to remit, but will not be obligated to make such advance if the Administrator determines it to be a Nonrecoverable Advance. Failure by a Servicer to make a required Monthly Advance will be grounds for termination under the related Servicing Agreement.


SERVICING PROCEDURES

         Unless otherwise specified in the related Prospectus Supplement, each Servicer will service the Mortgage Loans, Multifamily Loans and Contracts pursuant to written guidelines promulgated by the Company or the Administrator. The Administrator will exercise its best reasonable efforts to insure that the Servicers service the Mortgage Loans, Multifamily Loans and Contracts in compliance with such guidelines and in a manner consistent with industry standards.

         Mortgage Loans. The Servicer will be responsible for making reasonable efforts to collect all payments called for under the Mortgage Loans. The Servicer will be obligated to follow such normal practices and procedures as it deems necessary or advisable to realize upon a defaulted Mortgage Loan. In this regard, the Servicer may (directly or through a local assignee) sell the property at a foreclosure or trustee's sale, negotiate with the Mortgagor for a deed in lieu of foreclosure or, in the event a deficiency judgment is available against the Mortgagor or other person (see "Certain Legal Aspects of the Mortgage Assets -- The Mortgage Loans and Multifamily Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the limited availability of deficiency judgments), foreclose against such property and proceed for the deficiency against the appropriate person. The amount of the ultimate net recovery (including the proceeds of any Mortgage Pool Insurance Policy or other applicable Credit Enhancement), after reimbursement to the Servicer of its expenses incurred in connection with the liquidation of any such defaulted Mortgage Loan and prior unreimbursed advances of principal and interest with respect thereto will be deposited in the Certificate Account for the applicable Series (or, in the case of a Mortgage Loan underlying a Non-Agency Certificate in an account maintained by the related Certificate Trustee) when realized, and will be paid or distributed to Holders of the Securities of such Series on the next Payment Date or Distribution Date following the month of receipt (or, in the case of a Mortgage Loan underlying a Non-Agency Certificate, will be distributed to the Trustee for the related Series in accordance with the terms of such Non-Agency Certificate).

         With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Mortgage Assets" herein. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shams and otherwise limit the ability to sell and realize the value of those shares.

         In general, a "tenant-stockholder" (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code
Section 216(b)(1) must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that such a failure would be permitted to continue over a period of years appears remote.

         The Servicer will expend its own funds to restore property securing a Mortgage Loan which has sustained uninsured damage only if it determines that such restoration will increase the proceeds to Holders of liquidation of the Mortgage Loan after the reimbursement to the Servicer of its expenses.

         If a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer will be obligated (to the extent it has knowledge of such conveyance) to exercise its right to accelerate the maturity of the Mortgage Loan, unless it reasonably believes it is unable to enforce that Mortgage Loan's "due-on-sale" clause under the applicable law. If it reasonably believes it may be restricted by law, for any reason, from enforcing such a "due-on-sale" clause, the Servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note, provided such person satisfies the criteria required to maintain the coverage provided by applicable insurance policies (unless otherwise restricted by applicable law). Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as additional servicing compensation. For a description of circumstances in which the Servicer may be unable to enforce "due-on-sale" clauses, see "Certain Legal Aspects of the Mortgage Assets -- The Mortgage Loans and Multifamily Loans -- Enforceability of Certain Provisions." In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note may not be decreased.

         The Servicer will maintain with one or more depository institutions one or more accounts into which it will deposit all payments of taxes, insurance premiums, assessments or comparable items received for the account of the mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, insurance premiums, assessments or comparable items, to reimburse the Servicer out of related collections for any cost incurred in paying taxes, insurance premiums and assessments or otherwise preserving or protecting the value of the Mortgages, to refund to mortgagors any amounts determined to be overages and to pay interest to mortgagors on balances in such account or accounts to the extent required by law.

         So long as it acts as servicer of the Mortgage Loans, the Servicer will be required to maintain certain insurance covering errors and omissions in the performance of its obligations as servicer and certain fidelity bond coverage ensuring against losses through wrongdoing of its officers, employees and agents.

         Contracts. With respect to Trust Property that includes Contracts, pursuant to each Servicing Agreement, the Servicer will service and administer the Contracts assigned to the Trustee as more fully set forth below. The Administrator, either directly or through Servicers subject to general supervision by the Administrator, will perform diligently all services and duties specified in each Pooling Agreement, in the same manner as prudent lending institutions of manufactured housing installment sales contracts of the same type as the Contracts in those jurisdictions where the related Manufactured Homes are located. The Administrator will monitor the performance of each Servicer, if any, and, unless the related Prospectus Supplement states otherwise, will remain liable for the servicing of the Contracts in accordance with the terms of the Pooling Agreement. The duties to be performed by the Servicer will include collection and remittance of principal and interest payments, collection of insurance claims and, if necessary, repossession.

         Each Servicing Agreement will provide that, when any Manufactured Home securing a Secured Contract is about to be conveyed by the borrower, the Servicer (to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance) may exercise its rights to accelerate the maturity of such Contract under the applicable "due-on-sale" clause, if any, unless the Servicer reasonably believes it is unable to enforce such "due-on-sale" clause under applicable law. In such case, the Servicer is authorized to take or enter into an assumption agreement from or with the person to whom such Manufactured Home has been or is about to be conveyed, pursuant to which such person becomes liable under the related Secured Contract, provided such person satisfies the criteria required to maintain the coverage provided by applicable insurance policies (unless otherwise restricted by applicable law). Where authorized by the Contract the APR may be increased, upon assumption, to the then-prevailing market rate, but will not be decreased.

         Under each Servicing Agreement, the Servicer will repossess or otherwise comparably convert the ownership of properties securing such of the related Contracts as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such repossession or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as shall be normal and usual in its general servicing activities. The Servicer, however, will not be required to expend its own funds in connection with any repossession or towards the restoration of any property unless it determines (i) that such restoration or repossession will increase the proceeds of liquidation of the related Contract to the Holders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through liquidation proceeds or through insurance proceeds.


PRIMARY MORTGAGE INSURANCE

         Generally, Mortgage Loans that the Company acquires do not have Loan-to-Value Ratios in excess of 80% of their Original Value. Unless otherwise specified in the Prospectus Supplement, Mortgage Loans that the Company acquires that have an original principal amount exceeding 80% of Original Value usually will have primary mortgage insurance. The Company generally requires such coverage to continue until the Loan-to-Value Ratio drops below 80%.

         The primary mortgage insurance policies will not insure against certain losses which may be sustained in the event of a personal bankruptcy of the mortgagor under a Mortgage Loan.

         The primary mortgage insurance policies generally provide that no claim may be validly presented thereunder unless (i) certain cash advances have been made, and (ii) where there has been physical loss or damage to the Mortgaged Property, it has been restored to its condition as of the date it was insured, reasonable wear and tear excepted. Assuming the satisfaction of these conditions, the issuer of a primary mortgage insurance policy will be required, within the applicable policy limits, to pay either (a) an amount equal to the principal balance of the defaulted Mortgage Loan covered thereby, plus accrued and unpaid interest thereon to the date of claim, property preservation expenses, certain other costs and other advances made by the insured, against receipt of good and marketable title to the Mortgaged Property or (b) the product of the amount described in clause (a), subject to certain exceptions, multiplied by the applicable percentage of insurance coverage.

         Any primary mortgage insurance relating to a pool of Contracts will be described in the related Prospectus Supplement.

         Claim payments, if any, under each primary mortgage insurance policy will be required to be remitted by the Servicers to the Administrator and will be treated in the same manner as a prepayment of a Mortgage Loan.

STANDARD HAZARD INSURANCE

     Mortgage Loans

         Unless otherwise specified in the Prospectus Supplement, the Servicer will be required pursuant to a Servicing Agreement to cause to be maintained for each Mortgage Loan a standard hazard insurance policy. The coverage of such policy is required to be in an amount not less than the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. In all events, such coverage shall be in an amount sufficient to ensure avoidance of the applicability of the co-insurance provisions under the terms and conditions of the applicable policy. The ability of each Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any standard hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to such Servicer by Mortgagors. All amounts collected by a Servicer under a standard hazard insurance policy will be deposited in such Servicer's Custodial Account. Unless otherwise specified in the related Prospectus supplement, each servicing Agreement will provide that the related Servicer may satisfy its obligation to cause hazard insurance policies to be maintained by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans serviced by such Servicer.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be under written by different insurers and, therefore, will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flow), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. If the property securing a Mortgage Loan is located in a federally designated flood area, the Pooling Agreement will require that flood insurance be maintained in such amounts as would be required by the Federal National Mortgage Association in connection with its mortgage loan purchase program. The Administrator may also purchase special hazard insurance against certain of the uninsured risks described above. See "Credit Enhancement -- Special Hazard Insurance".

         Since the amount of hazard insurance the Administrator is required to cause to be maintained on the improvements securing the Mortgage Loans declines as the principal balances owing thereon decrease, if the residential properties securing the Mortgage Loans appreciate in value over time, the effect of coinsurance in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

         The Administrator will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's cooperative dwelling or such

Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support.

     Secured Contracts

         Unless otherwise specified in the Prospectus Supplement, the terms of each Servicing Agreement will require the Servicer to cause to be maintained with respect to each Secured Contract one or more hazard insurance policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is locate, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the borrower on the related Secured Contract, whichever is less. When a Manufactured Home's location was, at the time of origination of the related Secured Contract, within a federally designated special flood hazard area, the Administrator also shall cause such flood insurance to be maintained, which coverage shall be at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program.

         The Servicer may maintain, in lieu of causing individual hazard insurance policies to be maintained with respect to each Manufactured Home, and shall maintain, to the extent that the related Secured Contract does not require the borrower to maintain a hazard insurance policy with respect to the related Manufactured Home, one or more blanket insurance policies covering losses on the borrowers' interests in the Secured Contracts resulting from the absence or insufficiency of individual hazard insurance policies.

         The Servicer, to the extent practicable, will cause the borrowers to pay all taxes and similar governmental charges when and as due. To the extent that nonpayment of any taxes or charges would result in the creation of a lien upon any Manufactured Home having a priority equal or senior to the lien of the related Secured Contract, the Servicer will pay any such delinquent tax or charge.

         If the Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer will either (i) maintain at its expense hazard insurance with respect to such Manufactured Home, or (ii) indemnify the Trustee against any damage to such Manufactured Home prior to resale or other disposition.

     Multifamily Loans

         Unless otherwise provided in the Prospectus Supplement relating to a Series of Certificates for which the related Trust Property includes Multifamily Loans or relating to a Series for which the related Trust Property includes Non-Agency Certificates backed by Multifamily Loans, the Servicer will be required to be maintained, for each Multifamily Loan, a standard hazard insurance policy with extended coverage in an amount which is at least equal to the lesser of the original principal balance of the Multifamily Loan, or the replacement cost of the related Multifamily Project. Where any part of any improvement to the Multifamily Project is located in an area identified by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Master Servicer is required to cause to be maintained with a generally acceptable insurance carrier a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration, providing coverage in an amount not less than (i) the original principal balance of the Multifamily Loan, (ii) the insurable value of the Multifamily Project, or (iii) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended, which ever is less.

         Additional insurance coverage for specific properties in a Multifamily Loan Pool included in the Trust Property for a Series will be described in the related Prospectus Supplement.


TITLE INSURANCE POLICIES

         The Servicing Agreements will require that a title insurance policy be in effect on each of the Mortgaged Properties and that such title insurance policy contain no coverage exceptions, except those permitted pursuant to the guidelines heretofore established by FNMA.


CLAIMS UNDER PRIMARY MORTGAGE INSURANCE POLICIES AND STANDARD HAZARD INSURANCE POLICIES; OTHER REALIZATION UPON DEFAULTED LOANS

         Each Servicer will present claims to any primary insurer under any related primary mortgage insurance policy and to the hazard insurer under any related Standard Hazard Insurance Policy. All collections under any related primary mortgage insurance policy or any related standard hazard insurance policy (less any proceeds to be applied to the restoration or repair of the related Mortgaged Property) will be remitted to the Trustee.

         If any Mortgage Property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related standard hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any applicable Mortgage Pool Insurance Policy or any related primary mortgage insurance policy, each Servicer will be required to expend its own funds to restore the damaged property. In the event that a Servicer fails to make a required expenditure, the Administrator will be required to make such expenditure. In either case, the Servicer and the Administrator will be required to make such expenditures only to the extent it determines such expenditures are recoverable from Insurance Proceeds or Liquidation Proceeds.

         If recovery under any applicable Mortgage Pool Insurance Policy or any related primary mortgage insurance policy is not available, the Servicer or the Administrator, as the case may be, will nevertheless be obligated to attempt to realize upon the defaulted Mortgage Loan. Foreclosure proceedings will be conducted by the Servicer with the concurrence of the Administrator. If the proceeds of any liquidation of the Mortgaged Property securing the defaulted Mortgage Loan are less than the principal balance of the defaulted Mortgage Loan plus interest accrued thereon, a loss will be realized on such Mortgage Loan, to the extent the applicable Credit Enhancement is not sufficient, in the amount of such difference plus the aggregate of expenses incurred by the Servicer in connection with such proceedings and which are reimbursable under the Pooling Agreement. Consequently, any default by an insurer under any insurance policy or bankruptcy bond, any losses in excess of any insurance policy or bankruptcy limits, any uninsured loss and any interest shortfalls not otherwise covered as described herein or in the Prospectus Supplement will likely result in losses being borne by one or more Holders of the affected Series.

         Because Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Servicer, no payments under the related Mortgage Pool Insurance Policy, if any, will result in a recovery on the Mortgage Loans which exceeds the principal balance of the defaulted Mortgage Loan together with accrued interest thereon. In addition, where a Mortgaged Property securing a defaulted Mortgage Loan can be resold for an amount exceeding the principal balance of the related Mortgage Loan together with accrued interest and expenses, it may be expected that, where retention of any such amount is legally permissible, the Pool Insurer will exercise its right under the related Mortgage Pool Insurance Policy, if any, to purchase such Mortgaged Property and realize for itself any excess proceeds.

         Liquidation Proceeds and Insurance Proceeds may initially be credited to a separate account (the "Advance Account") in order to facilitate the reimbursement of advances made by Servicers, the Administrator or an insurer. Such proceeds will be held in the Advance Account until the earlier of the date of final reimbursement to the appropriate parties and the second Remittance Date after the date on which they were deposited in the Advance Account. Interest shortfalls may be suffered on Securities if and to the extent that Liquidation Proceeds and Insurance Proceeds are retained in the Advance Account during a period in which Servicers are not making Monthly Advances.


ADMINISTRATION AND SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         With respect to each Mortgage Loan, Multifamily Loan and Contract, the Administrator may receive compensation with respect to each interest payment thereon in an amount specified in the related Prospectus Supplement. As compensation for its servicing duties, each Servicer will be entitled to a monthly servicing fee in the amount specified in the related Prospectus Supplement. In addition to the primary compensation, each Servicer will retain all assumption underwriting fees and late payment charges, to the extent collected from Mortgagors.

         The Administrator and each Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans, Multifamily Loans and Contracts. No loss will be suffered on the Certificates by reason of such expenses to the extent claims for such expenses are paid directly under any applicable Mortgage Pool Insurance Policy, a primary mortgage insurance policy, the special hazard insurance policy or from other forms of Credit Enhancement. In the event, however, that the defaulted Mortgage Loans are not covered by a Mortgage Pool Insurance Policy, Primary Mortgage Insurance Policies, Special Hazard Insurance Policy, Standard Hazard Insurance Policies or another form of Credit Enhancement, or claims are either not made or not paid under such policies or Credit Enhancement, or if coverage thereunder has ceased, a loss will occur on the Securities of the affected Series to the extent that the proceeds from the liquidation of a defaulted Mortgage Loan, Multifamily Loan or Contract, after reimbursement of the Administrator's and the Servicer's expenses, are less than the principal balance of such defaulted Mortgage Loan, Multifamily Loan or Contract.

                                  THE INDENTURE

         The following summaries describe certain provisions of the Indenture not described elsewhere in this Prospectus. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries. The description set forth below is subject to modification in the Prospectus Supplement for a Series of Bonds to describe the terms and provisions of the particular Indenture relating to such Series of Bonds.


MODIFICATION OF INDENTURE

         With the consent of the holders of not less than two-thirds of the then aggregate principal amount of the outstanding Bonds of any Series issued under an Indenture, the related Trustee and the related Issuer may execute a supplemental indenture to add provisions to, or change in any manner or eliminate any provisions of, the Indenture with respect to such Series or modify (except as provided below) in any manner the rights of the holders of such Bonds.

         Without the consent of the Holder of each outstanding Bond of such Series affected thereby, however, no supplemental indenture shall (a) change the Stated Maturity of the principal of, or any installment of interest on, any Bond of such Series or reduce the principal amount thereof, the interest rate specified thereon (except as provided in the related Indenture with respect to any Class of Bonds which are Variable Interest Rate Securities), the redemption price with respect thereto or the earliest date on which any Bonds of such Series may be redeemed at the option of the Issuer, or change any place of payment where, or the coin or currency in which, any Bond of such Series or any interest thereon is payable, or impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment, (b) reduce the percentage of the aggregate principal amount of the outstanding Bonds of such Series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture, (c) modify the provisions of the Indenture specifying the circumstances under which such a supplemental indenture may not change the provisions of the Indenture without the consent of the Holders of each outstanding Bond of such Series affected thereby, or the provisions of the Indenture with respect to certain remedies available in an Event of Default (as described below), except to increase any percentage specified therein or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Bond affected thereby, (d) modify or alter the provisions of the Indenture regarding the voting of Bonds held by the Issuer or an affiliate of the Issuer, (e) permit the creation of any lien ranking prior to or on the parity with the lien of the Indenture with respect to any part of the property subject to a lien under the Indenture or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of such Series of the security afforded by the lien of the Indenture, or (f) modify any of the provisions of the Indenture in such manner as to affect the rights of the Holders of Bonds of such Series to the benefits of any provisions for the redemption at the request of Holders of Bonds of such Series contained therein.

         Each Issuer and the respective Trustee may also enter into supplemental indentures, without obtaining the consent of Holders of such Series, to cure ambiguities or make minor corrections, to provide for the issuance of Bonds in bearer or registered form or for the conversion of any outstanding Bonds to or from bearer form and to do such other things as would not adversely affect the interests of the Holders of such Series.


EVENTS OF DEFAULT

         An "Event of Default" with respect to any Series of Bonds is defined in the respective Indenture under which such Bonds are issued as being: (a) unless otherwise specified in the Prospectus Supplement for such Series, a default in the payment of principal of any Bond of such Series or a default for ten days or more in the payment of any interest on any Bond of such Series; (b) a default in the observance of certain negative covenants in the Indenture or in the observance of certain covenants relating to redemptions of Bonds of such Series;
(c) a default in the observance of any other covenant of the Indenture, and the continuation of any such default for a period of sixty days after notice to the Issuer by the Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% in principal amount of the Bonds of such Series then outstanding; (d) the failure of the lien of the Indenture to constitute a valid first priority security interest in the Trust Estate, (e) any representation or warranty made by the Issuer in the Indenture or in any certificate delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within thirty days after notice thereof is given to the Issuer by the Trustee or by the Holders of at least 25% in principal amount of the Bonds of such Series then outstanding; or (f) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer.


RIGHTS UPON EVENT OF DEFAULT

         In case an Event of Default should occur and be continuing with respect to a Series of Bonds, the Trustee may, and on request of Holders of more than 50% in principal amount of the Bonds of such Series then outstanding shall, declare the principal of such Series of Bonds to be due and payable. Such declaration may under certain circumstances be rescinded by the Holders of a majority in principal amount of the Bonds of such Series then outstanding.

         If, following an Event of Default, a Series of Bonds has been declared to be due and payable, the Trustee may, in its discretion (provided that the Holders of the Bonds of such Series have not directed the Trustee to sell the Assets included in the related Trust Estate), refrain from selling such Assets and continue to apply all amounts received on such Assets to payments due on the Bonds of such Series in accordance with their terms, notwithstanding the acceleration of the maturity of such Bonds. The Trustee, however, must sell the Assets included in the related Trust Estate for such Series if collections in respect of such Assets are determined to be insufficient to make all scheduled payments on Bonds of such Series, in which case payments will be made on the Bonds in the same manner as described in the next sentence with regard to instances in which such Assets are sold. In addition, upon an Event of Default the Trustee may, in its discretion (provided that, unless the Event of Default relates to a default in payment of principal or interest, the Trustee must receive the consent of the Holders of all outstanding Bonds of such Series, and certain other conditions must be met), sell the Assets included in the related Trust Estate for such Series, in which event the Bonds of such Series will be payable pro rata, without regard to their Stated Maturities, out of the collections on, or the proceeds from the sale of, such Assets and any overdue installments of interest on the Bonds will, to the extent permitted by applicable law, bear interest at the highest stated interest rate borne by any Bond of such Series.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing, the Trustee shall be under no obligation to exercise any of the rights and powers under the Indenture at the request or direction of any of the Holders of Bonds, unless such Holders have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority in principal amount of the outstanding Bonds of a Series shall have the right to direct the time, method, and place of conducting any proceeding or any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Bonds of such Series; and the Holders of a majority in principal amount of the Bonds of a Series then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of the Holder of each outstanding Bond affected thereby.


LIST OF HOLDERS OF BONDS

         Three or more Holders of the Bonds of any Series (each of whom has owned a Bond of such Series for at least six months) may, by written request to the Trustee, obtain access to the list of all Holders of the Bonds of such Series maintained by the Trustee for the purpose of communicating with other Holders with respect to their rights under the Indenture. The Trustee may elect not to afford the requesting Holders access to the list of Holders if it agrees to mail the desired communication or proxy, on behalf of the requesting Holders, to all Holders.


ISSUER'S ANNUAL COMPLIANCE STATEMENT

         The Issuer will be required to file annually with the Trustee a written statement as to the fulfillment of its obligations under the Indenture.


TRUSTEE'S ANNUAL REPORT

         The Trustee will be required to mail each year to all Holders a brief report relating to its eligibility and qualifications to continue as the Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to it in the Trustee's individual capacity, the property and funds physically held by the Trustee as such, any release, or release and substitution, of property subject to the lien of the Indenture which has not been previously reported, any additional Series of Bonds not previously reported and any action taken by it which materially affects the Bonds and which has not been previously reported.


SATISFACTION AND DISCHARGE OF INDENTURE

         The Indenture will be discharged with respect to the Assets securing the Bonds of a Series upon the delivery to the Trustee for cancellation of all of the Bonds of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Bonds of such Series.

REPORTS BY TRUSTEE TO BONDHOLDERS

         On each Principal Payment Date or Special Redemption Date, the Trustee will send a report to each Holder setting forth, among other things, the amount of such payment representing interest, the amount thereof, if any, representing principal and the outstanding principal amount of an individual Bond of each Class (or the aggregate principal amount of the Bonds of each Class in the case of Holders of Bonds on which payments of interest only are then being made) after giving effect to the payments made on such Principal Payment Date or Special Redemption Date.


LIMITATION ON SUITS

         No Holder of a Bond of any Series will have any right to institute any proceedings with respect to the Indenture unless (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such Series; (2) the Holders of at least 25% in principal amount of the Bonds of such Series then outstanding have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee; (3) such Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (4) for 60 days after its receipt of such notice, request and offer of indemnity the Trustee has failed to institute any such proceedings; and (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of at least 50% in principal amount of the Bonds of such Series then outstanding.


                THE POOLING AGREEMENT AND DEPOSIT TRUST AGREEMENT

         The following summaries describe certain provisions of the Pooling Agreement and the Deposit Trust Agreement not described elsewhere in this Prospectus. Where particular provisions or terms used in the Pooling Agreement or Deposit Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference as a part of such summaries. The description set forth below is subject to modification in the Prospectus Supplement for a Series of Certificates to describe the terms and provisions of the particular Pooling Agreement or Deposit Trust Agreement relating to such Series of Certificates.

         Generally, the discussion in this section of the Prospectus is applicable under circumstances when the Administrator is an affiliate of the Company. If the Administrator is not an affiliate of the Company, the discussion relating to pooling and administration (or master servicing) as set forth below may be modified or superseded by any discussion relating to the pooling and administration (or master servicing) set forth in the Prospectus Supplement. In addition, certain of the following summaries only apply to a Pooling Agreement relating to series of Certificates for which the related Trust Property includes Mortgage Loans, Multifamily Loans or Contracts. Provisions of Pooling Agreements or Deposit Trust Agreements relating to series of Certificates for which the related Trust Property includes other types of Mortgage Assets will be summarized and described in the related Prospectus Supplement.

ASSIGNMENT OF MORTGAGE ASSETS

     Assignment of Mortgage Loans

         At the time of issuance of the Certificates of a Series, the Issuer will assign the Mortgage Loans to the related Trustee, together with all principal and interest (subject to exclusions or adjustments specified in the related Prospectus Supplement received by the Issuer on or with respect to such Mortgage Loans on or after the Cut-off Date) other than principal and interest due and payable on or before the Cut-off Date. The Trustee will, concurrently with such assignment, execute, countersign and deliver the Certificates to the Issuer in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related pooling or sale agreement.

         In addition, as to each Mortgage Loan, the Issuer will deliver to the Trustee the Mortgage Note and Mortgage, any assumption and modification agreement, an assignment of the Mortgage in recordable form, evidence of title insurance and, if applicable, the certificate of private mortgage insurance. In instances where recorded documents cannot be delivered due to delays in connection with recording, the Issuer may deliver copies thereof and deliver the original recorded documents promptly upon receipt.

         With respect to any Mortgage Loans which are Cooperative Loans, the Issuer, as depositor, will cause to be delivered to the Trustee, the related original Cooperative note endorsed to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and related blank stock powers. The Issuer will file in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

         Unless otherwise specified in the related Prospectus Supplement, in the Pooling Agreement or Deposit Trust Agreement the Issuer generally will represent and warrant to the Trustee, among other things, that (i) the information set forth in the schedule of Mortgage Loans attached thereto is correct in all material respects; (ii) a lender's title insurance policy or binder for each Mortgage Loan included in the Trust Property was issued on the date of origination thereof and each such policy or binder assurance is valid and remains in full force and effect; (iii) at the date of initial issuance of the Certificates, the Issuer has good title to the Mortgage Loans and the Mortgage Loans are free of offsets, defenses or counterclaims; (iv) at the date of initial issuance of the Certificates, each Mortgage is a valid first lien on the property securing the Mortgage Note (subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of the recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage) and such property is free of material damage and is in good repair or, with respect to junior Lien Mortgage Loans, that such Mortgage is a valid junior lien Mortgage, as the case may be, and specifying the percentage of the Mortgage Loan Pool comprised of junior Lien Mortgage Loans; (v) at the date of initial issuance of the Certificates, no Mortgage Loan is 30 or more days delinquent and there are no delinquent tax or assessment liens against the property covered by the related Mortgage; (vi) at the date of initial issuance of the Certificates, the portion of each Mortgage Loan, if any, which in the circumstances set forth above under "Servicing of the Mortgage Loans, Multifamily Loans and Contracts -- Primary Mortgage Insurance" should be insured with a private mortgage insurer is so insured; and (vii) each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws.

         In the event that the Issuer has acquired the Mortgage Loans for a Series, if so specified in the related Prospectus Supplement, the Issuer may, in lieu of making the representations set forth in the preceding paragraph, cause the entity from which such Mortgage Loans were acquired to make such representations (other than those regarding the Issuer's title to the Mortgage Loans, which will in all events be made by the Issuer), in the sales agreement pursuant to which such Mortgage Loans are acquired, or if such entity is acting as a Servicer, in its servicing agreement. In such event such representations, and the Issuer's rights against such entity in the event of a breach thereof, will be assigned to the Trustee for the benefit of the holders of the Certificates of such Series.

     Assignment of Contracts

         The Issuer will cause the Contracts to be assigned to the Trustee, together with principal and interest due on or with respect to the Contracts after the Cut-off Date specified in the related Prospectus Supplement. Each Contract will be identified in a loan schedule ("Contract Loan Schedule") appearing as an exhibit to the related pooling or sale agreement.

         In addition, with respect to each Contract, the Issuer will deliver or cause to be delivered to the Trustee, the original Contract and copies of documents and instruments related to each Contract and the security interest in the Manufactured Home securing each Contract. To give notice of the right, title and interest of the Certificateholders to the Contracts, the Issuer will cause a UCC-1 financing statement to be filed identifying the Trustee as the secured party and identifying all Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Contracts will not be stamped or otherwise marked to reflect their assignment from the Issuer to the Trustee. Therefore, if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment, the interest of the Holders of the Certificates of the applicable Series in the Contracts could be defeated. See "Certain Legal Aspects of the Mortgage Assets."

         Unless otherwise specified in the Prospectus Supplement, the Issuer will provide limited representations and warranties to the Trustee concerning the Contracts. Such representations and warranties will include: (i) that the information contained in the Contract Loan Schedule provides an accurate listing of the Contracts and that the information respecting such Contracts set forth in such Contract Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is furnished; (ii) that, immediately prior to the conveyance of the Contracts, the Issuer had good title to, and was sole owner of, each such Contract; and (iii) that there has been no other sale by it of such Contract and that the Contract is not subject to any lien, charge, security interest or other encumbrance.

     Assignment of Multifamily Loans

         The Issuer will cause the Multifamily Loans constituting the Multifamily Loan Pool to be assigned to the Trustee, together with principal and interest due on or with respect to the Multifamily Loans after the Cut-off Date specified in the related Prospectus Supplement. The Trustee will, concurrently with such assignment, authenticate and deliver the Certificates. Each Multifamily Loan will be identified in a schedule appearing as an exhibit to the pooling or sale agreement (the "Multifamily Loan Schedule").

         In addition, the Issuer, will, as to each Multifamily Loan, deliver or cause to be delivered to the Trustee, the mortgage note endorsed without recourse, the mortgage or deed of trust with evidence of recording indicated thereon and an assignment of the instrument in recordable from (but not recorded).

         The Trustee will review and hold such documents in trust for the benefit of the Holders of the Certificates of the applicable Series. Unless otherwise provided in the related Prospectus Supplement, if any such document is found to be defective in any material respect and the Issuer, the entity from which the Company acquired such Multifamily Loan (the "Multifamily Loan Seller") or the Administrator, as the case may be, does not cure such a defect with 60 days, or within such other period specified in the related Prospectus Supplement, the Company, the Multifamily Loan Seller or the Administrator, as the case may be, will, not later than 90 days or within such other period specified in the related Prospectus Supplement, after the Trustee's notice to the Company, the Multifamily Loan Seller or the Administrator of the defect, repurchase the related Multifamily Loan or any property acquired in respect thereof from the Trustee. Unless otherwise specified in the related Prospectus Supplement, such repurchase shall be at a price equal to the remaining unpaid principal balance of such Multifamily Loan (or, in the case of a foreclosed Multifamily Loan, the unpaid principal balance of such Multifamily Loan immediately prior to foreclosure), plus accrued but unpaid interest to the date of the next scheduled payment on such Multifamily Loan at the related Remittance Rate, less any unreimbursed Advances made with respect to such Multifamily Loan. Unless otherwise provided in the related Prospectus Supplement, the repurchase obligation constitutes the sole remedy available to the Holders of the applicable Series of Certificates or the Trustee for material defect in a Multifamily Loan document.

         Unless otherwise specified in the related Prospectus Supplement, the Issuer will, at the time of delivery of the Certificates of a Series, cause the assignment to the Trustee of the Multifamily Loans constituting a Multifamily Loan Pool to be recorded in the appropriate public office for real property records. If specified in the related Prospectus Supplement, the Issuer will cause such assignments to be so recorded within the time after delivery of the Certificates as is specified in the related Prospectus Supplement, in which event, the Pooling Agreement or Deposit Trust Agreement may, as specified in the Prospectus Supplement, require the Multifamily Loan Seller or the Administrator to repurchase from the Trustee any Multifamily Loan required to be recorded but not recorded within such time, at the price described above with respect to repurchase by any reason of defective documentation. Unless otherwise provided in the related Prospectus Supplement, the repurchase obligation would constitute the sole remedy to the Holders of the applicable Series of Certificates or the Trustee for the failure of a Multifamily Loan to be recorded.

         Unless otherwise specified in the related Prospectus Supplement, each Multifamily Loan Seller will have represented, among other things, that (i) immediately prior to the transfer and assignment of the Multifamily Loans, such Multifamily Loan Seller had good title to, and was the sole owner of, each Multifamily Loan and there has been no other sale or assignment thereof, (ii) as of the date of such transfer, the Multifamily Loans are subject to no offsets, defenses or counterclaims, (iii) each Multifamily Loan at the time it was made complied in all material respects with applicable state and federal laws, including usury, and disclosure laws, (iv) a lender's policy of title insurance was issued on the date of the origination of each Multifamily Loan and each such policy is valid and remains in full force and effect, (v) as of the date of such transfer, each mortgage note subject to the agreement is a valid first lien on the related Multifamily Project (subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such instrument of indebtedness, such exceptions appearing of record and either being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Multifamily Loan and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the instrument of indebtedness) and such property is free of material damage and is in good repair, (vi) as of the date of such transfer, no Multifamily Loan is more than 30 days delinquent in payment and there are no delinquent tax or assessment liens against the related apartment project, and (vii) with respect to each Multifamily Loan, if the Multifamily Project is located in an area identified by the Secretary of Housing and Urban Development as having special flood hazards and subject in certain circumstances to the availability of flood insurance under the National Flood Insurance Act of 1968, as amended, such Multifamily Project is covered by flood insurance if applicable regulations at the time such Multifamily Loan was originated required that such flood insurance coverage be obtained.

         All of the representations and warranties of a Multifamily Loan Seller in respect of a Multifamily Loan will have been made as of the date on which such Multifamily Loan Seller sold the Multifamily Loan to the Company or its affiliate; the date as of which such representations and warranties were made may be a date prior to the date of the initial issuance of the related Series of Certificates. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related Series of Certificates. Since the representations and warranties referred to in the preceding paragraph, unless otherwise specified in the related Prospectus Supplement, are the only representations and warranties that will be made by a Multifamily Loan Seller, the Multifamily Loan Seller's repurchase obligations described below will not arise if, during the period commencing on a date of sale of a Multifamily Loan by the Multifamily Loan Seller to the Company or its affiliate, the relevant event occurs that would have given rise to such an obligation had the event occurred prior to the sale of the affected Multifamily Loan. Nothing, however, has come to the Company's attention that would cause it to believe that the representations and warranties referred to in the preceding paragraph will not be accurate and complete in all material respects in respect of Multifamily Loans as of the date of initial issuance of the related Series of Certificates.

     Assignment of Agency Securities, Non-Agency Certificates, and Private Mortgage-Backed Securities

         With respect to each Series, unless otherwise specified in the related Prospectus Supplement, the Issuer will cause any Agency Securities, Non-Agency Certificates, and Private Mortgage-Backed Securities included in the related Trust Property to be registered in the name of the Trustee. The Trustee (or its custodian) will have possession of any certificated Agency Securities and Private Mortgage-Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for an Agency Security, Non-Agency Certificate, or Private Mortgage-Backed Security. Each Agency Security, Non-Agency Certificate, and Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related pooling or sale agreement. The Issuer will represent and warrant to the Trustee, among other things, the information contained in such schedule is true and correct and that immediately prior to the transfer of the related securities to the Trustee, the Issuer had good title to, and was the sole owner of, each such security.


REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS, CONTRACTS AND MULTIFAMILY LOANS

         The Trustee will review the documents delivered to it with respect to the Mortgage Loans, Contracts and Multifamily Loans included in the related Trust Property. Unless otherwise specified in the related Prospectus Supplement, if any document is not delivered or is found to be defective in any material respect and the Issuer cannot deliver such document or cure such defect within 90 days after notice thereof (which the Trustee will undertake to give within 45 days of the delivery of such documents), and if any other party obligated to deliver such document or cure such defect has not done so and has not substituted or repurchased the affected Mortgage Loan, Multifamily Loan or Contract, then the Issuer will, not later than the first date designated for the deposit of payments into the Certificate Account (a "Deposit Date") which is more than ten days after such 90-day period, (a) if so provided in the Prospectus Supplement remove the affected Mortgage Loan, Multifamily Loan or Contract from the Trust Property and substitute one or more other Mortgage Loans, Multifamily Loans or Contracts therefor or (b) repurchase the Mortgage Loan, Multifamily Loan or Contract from the Trustee for a price equal to 100% of its principal balance plus one month's interest thereon at the applicable Remittance Rate. Such purchase price will be deposited in the Certificate Account on such Deposit Date. Unless otherwise specified in the Prospectus Supplement, this repurchase and, if applicable, substitution obligation constitutes the sole remedy available to Holders of the Certificates of the applicable Series or the Trustee against the Issuer for a material defect in a document relating to a Mortgage Loan, Multifamily Loan or Contract.

         Unless otherwise specified in the related Prospectus Supplement, the Issuer will agree to either (a) cure any breach of any representation or warranty that materially and adversely affects the interests of the Holders of the Certificates of the applicable Series in a Mortgage Loan, Multifamily Loan or Contract within 90 days of its discovery by the Company or its receipt of notice thereof from the Trustee, (b) repurchase such Mortgage Loan, Multifamily Loan or Contract not later than the first Deposit Date which is more than ten days after such 90-day period for a price equal to 100% of its principal balance plus one month's interest thereon at the applicable Remittance Rate, or (c) if so specified in the Prospectus Supplement, remove such Mortgage Loan, Multifamily Loan or Contract from the Trust Property and substitute one or more other mortgage loans or contracts therefor. Such purchase price will be deposited in the Certificate Account on such Deposit Date. Unless otherwise specified in the related Prospectus Supplement, this repurchase and, if applicable, substitution obligation will constitute the sole remedies available to Holders of the Certificates of the applicable Series or the Trustee for any such breach.

         If the Prospectus Supplement for a Series of Certificates so provides, then in lieu of agreeing to repurchase or substitute Mortgage Loans, Contracts or Multifamily Loans as described above, the Issuer may obtain such an agreement from the entity which sold such Mortgage Loans, Contracts or Multifamily Loans to the Issuer, which agreement will be assigned to the Trustee for the benefit of the holders of the Certificates of such series.

         If a REMIC election is to be made with respect to all or a portion of the Trust Property, there may be federal income tax limitations on the right to substitute Mortgage Loans, Multifamily Mortgage Loans or Contracts as described above.


EVIDENCE AS TO COMPLIANCE

         On or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, based on an examination of certain specified documents and records relating to the servicing of the Administrator's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA or FHLMC, the United States Department of Housing and Urban Development Mortgage Audit Standards or the Uniform Single Audit Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such expenses as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.


LIST OF CERTIFICATEHOLDERS

         Upon written request of the Trustee, the Registrar for a Series of Certificates will provide to the Trustee, within fifteen days after receipt of such request, a list of the names and addresses of all Holders of record of such Series as of the most recent Record Date for payment of distributions to Holders of that Series. Upon written request of three or more Holders of record of a Series of Certificates for purposes of communicating with other Holders with respect to their rights under the Pooling Agreement or the Deposit Trust Agreement for such Series, the Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by the Trustee. With respect to Book Entry Certificates, the only named Holder on the Certificate Register will be the Clearing Agency.

         Neither the Pooling Agreement or the Deposit Trust Agreement will provide for the holding of any annual or other meetings of Holders of Certificates.


ADMINISTRATION OF THE CERTIFICATE ACCOUNT

         The Pooling Agreement or the Deposit Trust Agreement with respect to a Series will require that the Certificate Account be any of the following: (i) an account maintained with a depository institution the debt obligations of which (or, in the case of a depository institution which is a part of a holding company structure, the debt obligations of the holding company of which) have a long-term or short-term rating acceptable to each rating agency that rated the Certificates, (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") or the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation) ("SAIF") of the FDIC, (iii) an account maintained with and in the name of the Trustee, in trust, and in respect of which the amounts from time to time on deposit therein are insured by the BIF or the SAIF (to the limits established by the FDIC), provided that all funds in such account are invested in Permitted Instruments (as defined below) within one business day of receipt or are remitted to the Holders within one business day of receipt therein; (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee, or (v) an account which will not cause any rating agency rating the Certificates of such Series to downgrade or withdraw its then-current rating assigned to the Certificates. The instruments in which amounts in the Certificate Account may be invested are limited to Permitted Instruments. Unless otherwise specified in the related Prospectus Supplement, a Certificate Account may be maintained as an interest bearing account, or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Instruments. Unless otherwise specified in the related Prospectus Supplement, the Administrator or the Trustee will be entitled to receive any such interest or other income earned on funds in the Certificate Account as additional compensation. Unless otherwise specified in the related Prospectus Supplement, the following payments and collections received or made subsequent to the Cut-off Date (including scheduled payments of principal and interest due after the Cut-off Date but received on or before the Cut-off Date) will be deposited in the Certificate Account:

                  (i) all Mortgagor payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, prepayment penalties;

                  (ii) all Mortgagor payments on account of interest, subject to exclusions or adjustments as described in the related Prospectus Supplement adjusted to the Remittance Rate;

                  (iii) all Liquidation Proceeds net of certain amounts reimbursed to the Servicers or the Administrator, as described above;

                  (iv) all Insurance Proceeds, other than proceeds to be applied to the restoration or repair of the related property or released to the Mortgagor and net of certain amounts reimbursed to the Servicers or the Administrator, as described above;

                  (v) all condemnation awards or settlements which are not released to the Mortgagor in accordance with normal servicing procedures;

                  (vi) any Advances made as described under "Servicing of the Mortgage Loans, Multifamily Loans and Contracts -- Advances" and certain other amounts required to be deposited in the Certificate Account;

                  (vii) all proceeds of any Mortgage Loan, Multifamily Loan or Contract or property acquired in respect thereof repurchased by the Administrator, the Company, the Seller or the Servicer or otherwise as described above or under "Termination" below;

                  (viii) all amounts, if any, required to be transferred to the Certificate Account from any Credit Enhancement for the related Series; and

                  (ix) all other amounts required to be deposited in the Certificate Account pursuant to the related Pooling Agreement or Deposit Trust Agreement.


REPORTS TO HOLDERS OF CERTIFICATES

         Concurrently with each distribution on the Certificates of a Series, unless otherwise specified in the related Prospectus Supplement, the Trustee will furnish to Holders of such Certificates a statement generally setting forth, to the extent applicable to such Series, among other things:

                  (i) the aggregate amount of such distribution allocable to principal, separately identifying the amount allocable to each Class;

                  (ii) the amount of such distribution allocable to interest, separately identifying the amount allocable to each Class;

                  (iii) the aggregate principal balance of each Class of the Certificates after giving effect to distributions on such Distribution Date;

                  (iv) the aggregate principal balance of any Class Certificates which are Compound Interest Securities after giving effect to any increase in such principal balance that results from the accrual of interest that is not yet distributable thereon;

                  (v) if applicable, the amount otherwise distributable to Holders of any Class of Certificates that was distributed to Holders of other Classes of Certificates;

                  (vi) if any Class of Certificates has priority in the right to receive Principal Prepayments, the amount of Principal Prepayments in respect of the related Mortgage Assets;

                  (vii) the aggregate principal balance and number of Mortgage Loans, Multifamily Loans and Contracts which were delinquent as to a total of two installments of principal and interest; and

                  (viii) as of the most recent date for which information was available, the aggregate principal balances of Mortgage Loans, Multifamily Loans and Contracts which (a) were delinquent 30-59 days, 60-89 days, and 90 days or more, and (b) were in foreclosure; and

                  (ix) the amount of coverage then remaining under any Credit Enhancement.

         The Administrator or the Trustee will also furnish annually customary information deemed necessary for Holders of such Certificates to prepare their tax returns.


EVENTS OF DEFAULT

         "Events of Default" with respect to a Series will consist of (i) any failure by the Administrator to duly observe or perform in any material respect any of its covenants or agreements in the Pooling Agreement or Deposit Trust Agreement materially affecting the rights of Holders of the Certificates of such Series which continues unremedied for 60 days after the giving of written notice of such failure to the Company by the Trustee or to the Administrator and the Trustee by the Holders of such Certificates evidencing interests aggregating not less than 25% of the affected Class of Certificates; and (ii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the Administrator indicating its insolvency, reorganization or inability to pay its obligations.


RIGHTS UPON EVENT OF DEFAULT

         As long as an Event of Default remains unremedied by the Administrator, the Trustee, or Holders of Certificates of each Class of Certificates affected thereby evidencing, as to each such Class interests aggregating not less than 51%, may terminate all of the rights and obligations of the Administrator, whereupon the Trustee, or a new Administrator appointed pursuant to the Pooling Agreement or Deposit Trust Agreement, will succeed to all the responsibilities, duties and liabilities of the Administrator under the Pooling Agreement or Deposit Trust Agreement, as applicable, and will be entitled to similar compensation arrangements. Notwithstanding its termination as Administrator, the Administrator will be entitled to receive amounts earned by it under the Pooling Agreement or Deposit Trust Agreement prior to such termination. Following such termination, the Company shall appoint any established housing finance institution having a net worth of not less than $10,000,000 to act as successor to the Administrator. If no such successor shall have been appointed within 30 days following such termination, then either the Company or the Trustee may petition a court of competent jurisdiction for the appointment of a successor Administrator. Pending the appointment of a successor Administrator, the Trustee shall act as Administrator. The Trustee, the Company and such successor Administrator may agree upon the compensation to be paid to such successor Administrator, which in no event may be greater than the compensation previously paid to the terminated Administrator under such Pooling Agreement or Deposit Trust Agreement.

         No Holder of Certificates will have any right under the Pooling Agreement or Deposit Trust Agreement to institute any proceeding with respect to the Pooling Agreement or Deposit Trust Agreement, unless such Holder previously has given to the Trustee written notice of default and unless the Holders of Certificates as specified in the Prospectus Supplement have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceedings. However, the Trustee is under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement or Deposit Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


AMENDMENT

         The Pooling Agreement or Deposit Trust Agreement with respect to a Series may be amended by the Company, the Administrator and the Trustee without the consent of the Holder of the Certificates of such Series, to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein or to add any other provisions with respect to matters or questions arising under the Pooling Agreement or Deposit Trust Agreement provided that such amendment is not materially inconsistent with the provisions of the Pooling Agreement or Deposit Trust Agreement and that in each case, subject as stated in the next sentence, such action will not adversely affect in any material respect the interests of any Holders of that Series. An amendment described above shall not be deemed to adversely affect in any material respect the interests of the Holders of that Series if either (a) an opinion of counsel satisfactory to the Trustee is obtained to such effect, or (b) the person requesting the amendment obtains a letter from the rating agency then rating the Certificates of that Series that the amendment would not result in a downgrading or withdrawal of the rating then assigned by it to such Certificates. Notwithstanding the foregoing, the Company, the Administrator and the Trustee may amend each Pooling Agreement and Deposit Trust Agreement without the consent of the Holders of the Certificates of the relevant Series in order to modify, eliminate or add to any of its provisions to such extent as may be appropriate or necessary to maintain REMIC status of all or any portion of the Trust Property as to which a REMIC election has been made with respect to the applicable Certificates or to avoid or minimize the risk of the imposition of any tax on the Trust created by such agreement that would be a claim against the Trustee at any time prior to final redemption of the Certificates, provided that the Trustee has obtained the opinion of independent counsel to the effect that such action is necessary or appropriate to maintain REMIC status or to avoid or minimize the risk of the imposition of such a tax. Unless otherwise specified in the Prospectus Supplement, the Pooling Agreement and Deposit Trust Agreement may also be amended by the Company, the Administrator, and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66% of the aggregate principal balance of the Certificates of the applicable Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such agreement or of modifying in any manner the rights of Holders of Certificates of that Series; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, collections of payments received on the related Mortgage Assets or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in any manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the interests of such Class or (iii) reduce the aforesaid percentage of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.


TERMINATION

         Unless otherwise specified in the related Prospectus Supplement, the obligations of the Company, as depositor, the Administrator, as servicer, and the Trustee created by the Pooling Agreement or Deposit Trust Agreement with respect to a Series will terminate upon the payment to Holders of the Certificates of such series of all amounts held by the Administrator or in the Certificate Account and required to be paid to them pursuant to the Pooling Agreement or Deposit Trust Agreement after the later of (i) the maturity or other liquidation of the last Mortgage Loan, Multifamily Loan or Contract subject thereto or the disposition of all property acquired upon foreclosure of any such Mortgage Loan, Multifamily Loan or Contract or (ii) the repurchase by the Company from the Trust of all the outstanding Certificates or all remaining Assets in the Trust Property. The pooling or sales agreement will establish the repurchase price for the Assets in the Trust and the allocation of such purchase price among the Classes of Certificates. The exercise of such right will effect early retirement of the Certificates of that Series, but the Company's right so to repurchase will be subject to the conditions set forth in the related Prospectus Supplement. If a REMIC election is to be made with respect to all or a portion of Trust Property, there may be additional conditions to the termination of such Trust which will be described in the related Prospectus Supplement. In no event, however, will the Trust created by the Pooling Agreement or Deposit Trust Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in such agreement. The Trustee will give written notice of termination of the Trust to each Holder of Certificates of the applicable Certificates, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency of the Trustee specified in such notice of termination.


                                 USE OF PROCEEDS

         Unless otherwise specified in an applicable Prospectus Supplement, substantially all of the net proceeds to be received from the sale of each Series of Securities will be applied to the simultaneous purchase of the Mortgage Assets related to such Series or to reimburse the amounts previously used to effect such a purchase, the costs of carrying such Mortgage Assets until sale of the Certificates and other expenses connected with pooling the Mortgage Assets and issuing the Securities.


                                   THE ISSUER


THE COMPANY

         Fund America Investors Corporation II (the "Company") was incorporated in the State of Delaware on December 14, 1992 as a limited purpose finance corporation. All of its outstanding capital stock is owned by Steven B. Chotin. The Company maintains its principal office at 6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111. Its telephone number is (303) 290-6025.

         As specified in the related Prospectus Supplement, the Administrator with respect to any series of Certificates evidencing interests in Mortgage Loans, Multifamily Loans or Contracts, and the Non-Agency

Administrator with respect to any Non-Agency Certificate, may be an affiliate of the Company. The Company anticipates that it will acquire Mortgage Loans, Multifamily Loans, Agency Securities, Non-Agency Certificates, Private Mortgage-Backed Securities and Contracts in the open market or in privately negotiated transactions, which may be through or from an affiliate.

         Neither the Company nor any of its affiliates will insure or guarantee the Securities of any Series. See "Special Considerations -- Limited Assets."


OWNER TRUST ISSUER

         Any Owner Trust established to act as an Issuer of one or more Series of Securities will be created pursuant to a Deposit Trust Agreement between Steven B. Chotin or the Company (the "Initial Depositor"), acting as depositor, and the related Owner Trustee. The Initial Depositor (if Steven B. Chotin) will transfer all of the certificates representing beneficial ownership of each such Owner Trust ("Certificates of Beneficial Ownership") to the Company prior to any issuance of Securities by such Owner Trust. The Company may sell or assign such Certificates of Beneficial Ownership, in whole or in part, to another entity or entities at the time of, or subsequent to, the issuance of any Securities by such Owner Trust.

         The Owner Trust issuing a Series of Bonds will pledge the Assets securing such Series of Bonds to the Trustee under the Indenture for such Series. Each Indenture will prohibit such Owner Trust from incurring debt obligations other than Bonds and similar Series of Bonds unless (i) the debtholder's sole recourse with respect to such obligations is to collateral other than the Assets pledged to secure such Bonds or (ii) such obligations are subordinate to the Bonds.

         Each Deposit Trust Agreement will provide that the Owner Trust created under such agreement may not engage in any activities other than (i) issuing and selling one or more series of Securities and other similar series of securities,
(ii) purchasing, owning, holding, pledging, or selling Mortgage Assets; provided, however, that any indebtedness incurred in connection with such transactions shall be secured only by collateral other than the Assets pledged to secure the Securities or shall be subordinate to the Securities, and (iii) other activities which are necessary or convenient to accomplish the foregoing and are incidental thereto.

         No Deposit Trust Agreement will be subject to amendment without the prior written consent of the related Owner Trustee and holders representing 50% of the Certificates of Beneficial Ownership of the Owner Trust. In addition, the amendment of certain provisions of a Deposit Trust Agreement may require the consent of the Owner Trustee with respect to each Series of Securities issued by the related Owner Trust. The holders of Certificates of Beneficial Ownership of an Owner Trust will not be liable for payment of principal or interest on the Bonds of any series issued by such Owner Trust and each of the holders of the Bonds of such series will be deemed to have released such holders of Certificates of Beneficial Ownership from any such claim, liability or obligation on or with respect to such Bonds.

         Each Deposit Trust Agreement will provide that the holders of Certificates of Beneficial Ownership of the Owner Trust created under such agreement shall indemnify the related Owner Trustee against all losses and liability suffered by it in acting upon the holders' instructions, except in the case of willful misconduct or gross negligence on the part of such Owner Trustee. The Owner Trustee will have no liability for action taken by it in good faith in reliance upon direction to it for the disposition of monies or collateral pursuant to a Deposit Trust Agreement.

MANAGEMENT AGREEMENT

         The Issuer with respect to a Series of Bonds may enter into a management agreement (the "Management Agreement") with Fund America Management Corporation ("FAMC") or another entity (FAMC or such other entity which has entered into a Management Agreement with the Issuer being referred to herein as the "Manager"), pursuant to which the Manager will, among other things, prepare and make such reports as are required to be delivered by the Issuer to the Trustee and provide advisory, accounting, administrative, clerical and other services required in the conduct of the Issuer's business. As compensation for its services, the Issuer will pay the Manager a management fee. The Manager will not assume any responsibility under the Management Agreement other than to render services called for thereunder and may subcontract to a third party all or a portion of its duties thereunder. The Manager and its affiliates, shareholders, directors, officers and employees will not be liable to the Issuer, the Holders of Bonds or others, except by reason of acts constituting bad faith, gross negligence or willful misconduct. The Manager and its affiliates will be indemnified with respect to all expenses, losses, damages, liabilities, demands, charges and claims of any nature in respect of acts or omissions performed or omitted by it in accordance with the standards set forth in the preceding sentence.

         All of the outstanding common stock of FAMC is owned by Steven B. Chotin, who also owns all of the outstanding common stock of the Company and who may act as Initial Depositor with respect to the formation of any Trust Issuers. See "The Issuer -- The Company" and "-- Owner Trust Issuer."


                                   THE TRUSTEE

         Any commercial bank or trust company serving as Trustee may have normal banking relationships with the Company or the Administrator. In addition, the Trustee will have the power and the responsibility for appointing co-trustees or separate trustees of all or any part of the Trust Property relating to a particular Series of Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Indenture or Pooling Agreement, as applicable, shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

         The Trustee will make no representations as to the validity or sufficiency of the applicable Indenture or Pooling Agreement, the related Securities or of any Mortgage Loan, Agency Security, Contract, Multifamily Loan or related document, and will not be accountable for the use or application by the Company or an Issuer of any funds paid to the Company or such Issuer in respect of the Securities or the related Assets, or amounts deposited in the related Collection Account, Certificate Account or deposited into any other account for purposes of making payments or distributions to Holders. If no Event of Default has occurred, the Trustee will be required to perform only those duties specifically required of it under the applicable Indenture or Pooling Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee will be required to examine them to determine whether they conform to the requirements of the applicable Indenture or Pooling Agreement.

         The Trustee may resign at any time and the Company or the Issuer, as applicable, may remove the Trustee if the Trustee ceases to be eligible to continue as such under the applicable Indenture or Pooling Agreement, if the Trustee becomes insolvent or in such other instances, if any, as are set forth in the applicable Indenture or Pooling Agreement. Following any resignation or removal of the Trustee, the Company, the Issuer or Administrator, as applicable, will be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee does not become effective until acceptance of the appointment by the successor Trustee.

         Pursuant to the Trust Indenture Act of 1939, as amended, the Trustee may have a "conflicting interest" if any Event of Default occurs with respect to one or more Classes of Bonds which are Special Allocation Securities issued under the Indenture. In such event, the Trustee may be required to resign its trusteeship with respect to one or more Classes of such Bonds and a successor Trustee would be appointed for such Classes.


                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE ASSETS

         The following discussion contains summaries of certain legal aspects of residential and multi-family mortgage loans which are general in nature. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans or Multifamily Loans is situated. The summaries are qualified in their entirety be reference to the applicable federal and state laws governing the Mortgage Loans and Multifamily Loans.

         In addition, the following discussion also contains a summary of the Title I Program, which may be applicable to certain of the Mortgage Loans, Multifamily Loans and Contracts. With respect to each Series for which the related Trust Property includes Non-Agency Certificates backed by Contracts or for which the related Trust includes Contracts, the related Prospectus Supplement will contain a discussion of certain legal aspects of manufactured housing contracts.


THE MORTGAGE LOANS AND MULTIFAMILY LOANS

     General

         Mortgages. The Mortgage Loans and Multifamily Loans will be secured either by deeds of trust or mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and homeowner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/homeowner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagees authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage and, in some cases, the directions of the beneficiary.

         Cooperative Loans. Certain of the Mortgage Loans may be Cooperative Loans. The private, non-profit, cooperative apartment corporation owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative apartment building and/or underlying land, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a pool of Mortgage Loans including Cooperative Loans, the collateral securing the Cooperative Loans.

         The cooperative is owned by tenant-stockholders who, through ownership of stock shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

     Foreclosure

         Mortgages. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lien holders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

         Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not protested by any of the parties defendant. However, when the mortgagees right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of judicial foreclosure, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

         In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage or deed of trust, accrued and unpaid interest and expenses of foreclosure. Thereafter, the lender will assume the burdens of ownership, including obtaining casualty insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

         When the beneficiary under a junior deed of trust cures the default and state law allows the beneficiary to reinstate or redeem by paying the full amount of the senior deed of trust, then in those states the amount paid by the beneficiary to so cure or redeem generally becomes a part of the indebtedness secured by the junior deed of trust. See "Junior Liens; Rights of Senior Mortgagors or Beneficiaries" below.

         A sale conducted in accordance with the terms of the power of sale contained in a mortgage or deed of trust is generally presumed to be conducted regularly and fairly, and a conveyance of the real property by the trustee confers, in most states, legal title to the real property to the purchaser, free of all junior mortgages or deeds of trust and free of all other liens and claims subordinate to the mortgage or deed of trust under which the sale is made (with the exception of certain governmental liens). The purchaser's title is, however, subject to all senior liens, encumbrances and mortgages and may be subject to mechanic's and materialman's liens in some states. Thus, if the mortgage or deed of trust being foreclosed is a junior mortgage or deed of trust, the sheriff or trustee will convey title to the purchaser of the real property, subject to any existing first mortgages or deed of trust and any other prior liens and claims. The foreclosure of a junior mortgage or deed of trust, generally, will have an effect on the first mortgage or deed of trust, if the senior mortgage or deed of trust grants to the senior mortgagee or beneficiary the right to accelerate its indebtedness under a "due-on-sale" clause or "due on further encumbrance" clause contained in the senior mortgage or deed of trust. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

         The proceeds received by the sheriff or trustee from the sale are applied pursuant to the terms of the deed of trust, which may require application first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. In some states, any surplus money remaining may be available to satisfy claims of the holders of junior mortgages or deeds of trust and other junior liens and claims in order of their priority, whether or not the mortgagor or trustee is in default, while in some states, any surplus money remaining may be payable directly to the mortgagor or trustor. Any balance remaining is generally payable to the mortgagor or trustor. Following the sale, in some states the mortgagee or beneficiary following a foreclosure of a mortgage or deed of trust may not obtain a deficiency judgment against the mortgagor or trustor. A junior lienholder whose rights in the property are terminated by the foreclosure by a senior lienholder will not share in the proceeds from the subsequent disposition of the property.

         Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's Certificate of Incorporation and Bylaws, as well as the proprietary lease or occupancy agreement, and may be canceled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owned by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder, The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

         Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares.
Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     Junior Liens; Rights of Senior Mortgagees or Beneficiaries

         Certain of the Mortgage Loans, including Title I Loans, may be secured by mortgages or deeds of trust providing for junior (i.e. second, third, etc.) liens on the related Mortgaged Properties which are junior to the other mortgages or deeds of trust held by other lenders or institutional investors. The rights of the beneficiary under a junior deed of trust or as mortgagee under a junior mortgage are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive hazard insurance and condemnation proceeds and to cause the property securing the Mortgage Loans to be sold upon default of the mortgagor or trustor. As discussed more fully below, a junior mortgagee or beneficiary in some states may satisfy a defaulted senior loan in full and in some states may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee or beneficiary.

         The forms of the mortgage or deed of trust used by most institutional lenders generally confer on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the underlying first mortgage or deed of trust may have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the first mortgage or deed of trust. In those situations, proceeds in excess of the amount of first mortgage indebtedness generally may be applied to the indebtedness of a junior mortgage or trust deed.

         Other provisions typically found in the form of the mortgagee or deed of trust generally used by most institutional lenders obligates the mortgagor or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary typically is given the right under the mortgage or deed of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the trustor. All sums so expended by the mortgagee or beneficiary generally become part of the indebtedness secured by the mortgage or deed of trust.

     Right of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

     Anti-Deficiency Legislation and Other Limitations on Lenders

         Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular fact of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

         The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

         Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     Enforceability of Certain Provisions

         Certain of the Mortgage Loans will contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of a loan if the borrower sells, transfers, or conveys the property. The enforceability of these clauses was the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         Exempted from the general rule of enforceability of due-on-sale clauses were mortgage loans (originated other than by federal savings and loan associations and federal savings banks) that were made or assumed during the period beginning on the date a state, by statute or final appellate court decision having statewide effect, prohibited the exercise of due-on-sale clauses and ending on October 15, 1982 ("Window Period Loans"). However, this exception applied only to transfers of property underlying Window Period Loans occurring between October 15, 1982 and October 15, 1985 and does not restrict enforcement of a due-on-sale clause in connection with current transfers of property underlying Window Period Loans. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the Office of Thrift Supervision (the "OTS"), as successor to the Federal Home Loan Bank Board which preempt state law restrictions on the enforcement of due-on-sale clauses.

         The Garn-St. Germain Act also sets forth nine instances in which a mortgage lender covered by the Garn-St. Germain Act (including federal savings and loan associations and federal savings banks) may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St. German Act by the Federal Home Loan Bank Board as succeeded by the OTS, also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. If interest rates were to rise above the interest rates on the Mortgage Loans, then any inability of the Administrator to enforce due-on-sale clauses may result in the Trust Property including a greater number of loans bearing below-market interest rates than would otherwise be the case, since a transferee of the property underlying a Mortgage Loan would have a greater incentive in such circumstances to assume the transferor's Mortgage Loan. Any inability to enforce due-on-sale clauses may affect the average life of the Mortgage Loans and the number of Mortgage Loans that may be outstanding until maturity.

         Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

         The standard forms of note, mortgage and deed of trust generally contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges (to the extent permitted by law and not waived) will be retained by the Administrator, the Non-Agency Administrator, the Servicer or the Non-Agency Servicer as additional servicing compensation.

     Adjustable Rate Loans

         The laws of certain states may provide that mortgage notes relating to adjustable rate loans are not negotiable instruments under the Uniform Commercial Code. In such event, the Trustee will not be deemed to be a "holder in due course" within the meaning of the Uniform Commercial Code and may take such a mortgage note subject to certain restrictions on its ability to foreclose and to certain contractual defenses available to a mortgagor.

     Environmental Legislation

         Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or assumes active control over the operation or management of a property so as to be deemed an "owner" or

"operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender (such as a Certificate Trustee, a PMBS Trustee, or a Trust) to homeowners. In the event that title to a property securing a Mortgage Loan or Multifamily Loan in a pool of Mortgage Loans was acquired by a Certificate trustee, a PMBS Trustee, or a Trust and cleanup costs were incurred in respect of the property, the Holders of the related Securities might realize a loss if such costs were required to be paid. In addition, the presence of certain environmental contamination, including, but not limited to, lead-based paint, asbestos and leaking underground storage tanks could result in the holders of the related Securities realizing a loss if associated costs were required to be paid. The Company, the Administrator, the Underwriters, the Sellers, the Servicers, the Non-Agency Administrator, the Non-Agency Servicers and any of their respective affiliates (i) have not caused any environmental site assessments or evaluations to be conducted with respect to any properties securing the Mortgage Loans or Multifamily Loans, (ii) are not required to make any such assessments or evaluations and (iii) make no representations or warranties and assume no liability with respect to the absence or effect of hazardous wastes or hazardous substances on any property or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances.

     Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Certain states have enacted legislation rejecting the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

         With respect to Title I Loans, Section 529 of the National Housing Act (12 U.S.C. Section 1735f-7) provides that state usury limitations are not applicable to any loan, mortgage or advance which is insured under Title I. The statute authorized any state to reimpose interest rate limits by adopting a provision of law. No state has enacted any reported statute to reimpose interest rate limits with respect to any loan, mortgage or advance that is insured under Title I.

     Soldiers' and Sailors' Civil Relief Act

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation or similar limitations under state law could have an effect, for an indeterminate period of time, on the ability of the Servicers to collect full amounts of interest on certain of the Mortgage Loans. In addition, the Relief Act imposes limitations which would impair the ability of the Servicers to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default there may be delays and losses occasioned by the inability to realize upon the related Mortgaged Property in a timely fashion.

         Unless otherwise specified in the Prospectus Supplement for a Series of Securities, any shortfalls in interest collections resulting from application of the Relief Act to the related Mortgage Loans would result in losses to the holders of such Certificates.


CONSUMER PROTECTION LAWS WITH RESPECT TO CONTRACTS

         Numerous Federal and state consumer protection laws impose substantial requirements upon creditors involved in consumer finance. These laws include the Federal Truth-in-Lending Act, Regulation "Z", the Equal Credit Opportunity Act, Regulation "B", the Fair Credit Reporting Act, and related statutes. These laws can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the contract.

         Courts have imposed general equitable principles upon repossession and litigation involving deficiency balances. These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

         In several cases, consumers have asserted that the remedies provided secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. For the most part, courts have upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

         The so-called "Holder-in-Due Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of a Contract to all claims and defenses which the debtor could assert against the related contractor. Liability under this rule is limited to amounts paid under a Contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trust against such obligor.

         The obligations of the obligor under each Unsecured Contract are not secured by an interest in the related real estate or otherwise, and the related Issuer, as the owner of an Unsecured Contract, will be a general unsecured creditor as to such obligations. As a consequence, in the event of a default under an Unsecured Contract, the related Issuer will have recourse only against the obligor's assets generally, along with all other general unsecured creditors of the obligor. In a bankruptcy or insolvency proceeding relating to an obligor on an Unsecured Contract, the obligations of the obligor under such Unsecured Contract may be discharged in their entirety, notwithstanding the fact that the portion of such obligor's assets made available to the Issuer as a general unsecured creditor to pay amounts due and owing thereunder are insufficient to pay all such amounts.

THE TITLE I PROGRAM

     General

         Certain of the Mortgage Loans or Contracts contained in Trust Property with respect to a Series may be loans insured under the FHA Title I credit insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

         The types of loans, which are eligible for insurance by the FHA under the Title I Program, include property improvement loans ("Property Improvement Loans" or "Title I Loans") and manufactured home loans ("Manufactured Home Loans" or "Title I Contracts"). A Property Improvement Loan or Title I Loan is a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes: (1) single family, multifamily and nonresidential property improvement loans; (2) manufactured home improvement loans, where the home is classified as personalty; (3) historic preservation loans; and (4) fire safety equipment loans in existing health care facilities. A Manufactured Home Loan or Title I Contract is a loan for the purchase or refinancing of a manufactured home and/or the lot on which to place such home and includes: (1) manufactured home purchase loans; (2) manufactured home lot loans; and (3) combination loans.

         In addition to these types of loans, there are two basic methods of lending or originating loans which include a "direct loan" or a "dealer loan". With respect to a direct loan, the borrower makes application directly to a lender without any assistant from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from the lender and the lender may disburse proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services, and with respect to a dealer Title I Contract, a dealer is a person engaged in the business of manufactured home retail sales.

         Loans insured under the Title I Program are required to have fixed interest rates and, generally, provide for equal installment payments due weekly, biweekly, semi-monthly, or monthly, except that a loan may be payable quarterly or semi-annually in order to correspond with the borrower's irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate may be established by the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable Federal, state and local laws.

         Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD.

         Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In such case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless such material misstatement of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

     Requirements for Title I Loans

         The maximum principal amounts for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that such maximum principal amount does not exceed the following loan amounts: (i) $25,000 for a single family property improvement loan and nonresidential property improvement loans; (ii) the lesser of $60,000 or an average of $12,000 per dwelling unit for multifamily property improvement loans; and (iii) $17,500 for a manufactured home improvement loan when the manufactured home qualifies as real property. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days, except that the maximum term of a single family property improvement loan on a manufactured home is limited to 15 years and 32 days and the maximum term of a manufactured home improvement loan is limited to 12 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding balance of all Title I Loans on the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

         Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property, and that the borrower have equity in the property being improved at least equal to the amount of the Title I Loan if such loan amount exceeds $15,000. Any Title I Loan in excess of $5,000 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

         The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend such list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD-approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than six months after disbursement of the loan proceeds with one six month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

     Requirements for Title I Contracts

         The maximum principal amount for any Title I Contract must not exceed the sum of certain itemized amounts, which include a specified percentage of the purchase price of the manufactured home depending on whether it is a new or existing home; provided that such maximum amount does not exceed the following loan amounts: (i) $48,600 for a new or existing manufactured home purchase loan;
(ii) $16,200 for a manufactured home lot purchase; and (iii) $64,800 for a combination loan (i.e. a loan to purchase a new or existing manufactured home and the lot for such home). Generally, the term of a Title I Contract may not be less than six months nor greater than 20 years and 32 days, except that the maximum term of a manufactured home lot loan is limited to 15 years and 32 days and the maximum term of a multimodule manufactured home and lot in combination is limited to 25 years and 32 days.

         Borrower eligibility for a Title I Contract requires that the borrower become the owner of the property to be financed with such loan and occupy the manufactured home as the borrower's principal residence, except for a manufactured home lot loan which allows six months from the date of the loan to occupy the home as the borrower's principal residence. If a manufactured home is classified as realty, then ownership of the home must be in fee simple, and also, the ownership of the manufactured home lot must be in fee simple, except for a lot which consists of a share in a cooperative association that owns and operates a manufactured home park. The borrower's minimum cash down payment requirement to obtain financing through a Title I Contract is as follows: (i) at least 5% of the first $5,000 and 10% of the balance of the purchase price of a new manufactured home and at least 10% of the purchase price of an existing manufactured home for a manufactured home purchase loan, or in lieu of a full or partial cash down payment, the trade-in of the borrower's equity in an existing manufactured home; (ii) at least 10% of the purchase price and development costs of a lot for a manufactured home lot loan; and (iii) at least 5% of the first $5,000 and 10% of the balance of the purchase price of the manufactured home and lot for a combination loan.

         Any manufactured home financed by a Title I Contract must be certified by the manufacturer to have been constructed in compliance with the National Manufactured Housing Construction and Safety Standards Act of 1974 (42 U.S.C. Sections 5401-5426), so as to conform to all applicable Federal construction and safety standards, and with respect to the purchase of a new manufactured home, the manufacturer must furnish the borrower with a one year written warranty on a HUD approved form which obligates the manufacturer to correct any nonconformity with all applicable Federal construction and safety standards or any defects in materials or workmanship which become evident within one year after the date of delivery. The regulations under the Title I Program set forth certain additional requirements relating to the construction, transportation and installation of any manufactured home and standards for the manufactured homesite financed by any Title I Contract. The proceeds from a Title I Contract may be used as follows: the purchase or refinancing of a manufactured home, a suitably developed lot for a manufactured home already owned by the borrower or a manufactured home and suitably developed lot for the home in combination; or the refinancing of an existing manufactured home already owned by the borrower in connection with the purchase of a manufactured home lot or an existing lot already owned by the borrower in connection with the purchase of a manufactured home. In addition, the proceeds for a Title I

Contract which is a manufactured home purchase loan may be used for the purchase, construction or installation of a garage, carport, patio or other comparable appurtenance to the manufactured home, and the proceeds for a Title I Contract which is a combination loan may be used for the purchase, construction or installation of a foundation, garage, carport, patio or other comparable appurtenance to the manufactured home. The proceeds from a Title I Contract cannot be used for the purchase of furniture or the financing of any items and activities which are set forth on the list published by the Secretary of HUD as amended from time to time.

         Any Title I Contract must be secured by a recorded lien on the manufactured home (or lot or home and lot, as appropriate), its furnishings, equipment, accessories and appurtenance, which lien must be a first lien, superior to any other lien on the property which is evidenced by a properly recorded financing statement, a properly recorded security instrument executed by the borrower and any other owner of the property or other acceptable instrument. With respect to any Title I Contract involving a manufactured home purchase loan or combination loan and the sale of the manufactured home by a dealer, the lender or its agent (other than a manufactured home dealer) must conduct a site-of-placement inspection within 60 days after the date of the loan to verify that the terms and conditions of the purchase contract have been met, the manufactured home and any options and appurtenances included in the purchase price or financed with the loan have been delivered and installed and the placement certificate executed by the borrower and the dealer is in order.

     FHA Insurance Coverage

         Under the Title I Program the FHA establishes an insurance coverage reserve account for each lender which has been granted a Title I insurance contract. The amount of insurance coverage in this account is a maximum of 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with the FHA for Title I insurance, with certain adjustments permitted or required by the Title I regulations. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay to the related lender. Loans to be insured under the Title I Program will be registered for insurance by the FHA, and the increase in Title I insurance coverage to which the lender is entitled by reason of the reporting of such loans under the lender's contract of insurance will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. The FHA charges a fee, which is the equivalent of an insurance premium, of 0.50% of the related loan amount, multiplied by the number of years of the loan term. Although the total insurance premium charged by the FHA is 0.50%, the annual installment varies depending upon the type and maturity of the loan. Thus, the effective cost of the insurance premium charge may vary between 0.50% and 1.0% per annum, unless the loan is held to maturity. The FHA bills the related lender in advance for the applicable insurance premium charge on each loan insured under the Title I Program, on approximately the anniversary date of the date the Secretary of HUD acknowledges the loan report. If a loan insured under the Title I Program is prepaid during the year, the FHA will not refund or abate the insurance premium.

         Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to such insured loans, (ii) prior to October 1, 1995, the amount of the Annual Reductions attributable to the contract of insurance and (iii) the amount of reduction of the lender's FHA insurance coverage reserve account by reason of the sale, assignment or transfer of loans registered under the lender's contract of insurance.

Such insurance coverage also may be reduced for any FHA insurance claims previously disbursed to the lender that are subsequently rejected by the FHA. After a lender has held its Title I contract of insurance for five years, the lender's FHA insurance coverage reserve account is subject to an annual reduction (the "Annual Reduction") on each October 1 in an amount equal to 10% of the insurance coverage reserves available on such date with respect to such contract of insurance; provided that such Annual Reduction shall not reduce the insurance coverage to an amount less than $50,000. On June 5, 1995 the FHA announced the elimination of such annual reductions, effective as of October 1, 1995.

         Upon the receipt and acknowledgment by the FHA of a loan report, originations of new loans will increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating such loans registered with the FHA for insurance under the Title I Program. A lender is permitted to sell or otherwise transfer loans reported for insurance under the Title I Program only to another lender. Upon any such transfer, except a transfer with recourse or under a guaranty or repurchase agreement, the seller is required to file a transfer report with the FHA reporting the transfer of such loans. Upon notification and approval of such transfer, the insurance coverage reserve account of the selling lender is reduced, and the insurance coverage reserve account of the purchasing lender is increased, by an amount equal to the lesser of 10% of the actual purchase price of the loans or the net unpaid principal balance of the loans, up to the total amount of the selling lender's insurance coverage reserve account. Thus, in the event the selling lender's insurance coverage reserve account was less than 10% of the unpaid principal balance of its portfolio of loans reported for insurance under the Title I Program prior to the sale, the seller's insurance coverage reserve account may be exhausted as the result of a sale of only a portion of its total portfolio, with the result that its remaining Title I Program portfolio may be ineligible for Title I Program benefits until the lender originates or otherwise acquires additional loans reported for insurance under the Title I Program. Accordingly, the insurance coverage reserves transferred to the purchasing lender in such case will be less than 10% of the lesser of the purchase price or the principal balance of the portfolio of loans purchased, Additionally, pursuant to FHA regulations, not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 fiscal year without the approval of the Secretary of HUD. Such HUD approval is generally viewed as automatic, provided the formal requirements for transfer are satisfied, but HUD does have the right under FHA regulations to withhold approval.

         Unlike most other FHA insurance programs, the obligation of the FHA to reimburse a lender for losses in the portfolio of insured loans held by such lender is limited to the amount in an insurance coverage reserve account maintained on a lender-by-lender basis and not on a loan-by-loan basis. Except when to do so would be in HUD's best interest (for instance, to prevent HUD from paying out claims in excess of 10% of the aggregate original loan balance for a pool of poorly underwritten loans), the FHA does not track or "earmark" the loans within a lender's portfolio to determine whether the lender's insurance coverage reserve account, reduced as the result of an insurance claim by the lender, are, in fact, attributable to the insured loan with respect to which the claim was made. For this reason, if a lender is holding insured loans as a fiduciary on behalf of multiple non-affiliated beneficiaries, in order for such a lender to cause its insurance coverage reserve account to be reduced only by an amount to which a particular beneficiary is entitled by reason of the insured loans beneficially held by it, the lender must segregate or "earmark" its insurance coverage reserve account on its own books and records according to which beneficiary is entitled to what portion of the insurance coverage in the lender's insurance coverage reserve account as if the insurance coverage were not commingled by the FHA in such insurance coverage reserve account. In this way the lender can determine at what point the portion of insurance coverage in such insurance coverage reserve account "earmarked" for a given beneficiary has been exhausted and stop submitting additional insurance claims on behalf of such beneficiary. In the event that, for any reason, such lender continues to submit claims with respect to loans held on behalf of a beneficiary whose portion of insurance coverage in its insurance coverage reserve account has been exhausted, the FHA will continue to honor such claims until all insurance coverage in such lender's insurance coverage reserve account has been exhausted, even though such insurance coverage reserve account may, in fact, be held by the lender for the benefit of a different beneficiary than the beneficiary of the insured loans to which the claims relate under a separate contractual agreement.

     Claims Procedures Under Title I

         The term "default" is defined under FHA regulations as the failure of the borrower to make any payment due under the note for a period of 30 days after such payment is due. The "date of default" is considered to be the date 30 days after the borrower's first failure to make an installment payment on the note that is not covered by subsequent payments applied to overdue installments in the order they became due. When a loan reported for insurance under the Title I Program goes into default, the lender is required to contact the borrower and any co-maker and co-signer by telephone or in person to determine the reasons for the default and to seek a cure. If such lender is not able to effect a cure after diligent efforts, it may provide the borrower with a notice of default stating that the loan will be accelerated in 30 days if the loan is not brought current or the borrower does not enter into a loan modification agreement or repayment plan. The notice of default must meet certain requirements set forth in the FHA regulations and must conform to applicable state law provisions. Such lender is permitted to rescind the acceleration of maturity of the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

         Following acceleration of maturity of a secured property improvement loan, the lender has the option to proceed against the security or make a claim under its contract of insurance. If the lender chooses to proceed against the mortgaged property under a security instrument (or if it accepts a voluntary conveyance or surrender of the mortgaged property), (i) the lender must proceed against the loan security by foreclosure and acquire good, marketable title to the property securing the loan and (ii) the lender must take all actions necessary under applicable law to preserve its rights, if any, to obtain a deficiency judgment against the borrower, provided however, the lender may still file an FHA insurance claim, but only with the prior approval of the Secretary of HUD.

         If a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession and, where the borrower is in bankruptcy or deceased, evidence that the lender has properly filed proofs of claims. Generally, a lender must file its claim of insurance with the FHA no later than (i) for any Title I Loan, nine months after the date of default of such loan or (ii) for any Title I Contract, three months after the date of sale of the property securing the loan, but not to exceed 18 months after the date of default of such loan. Concurrently with filing the insurance claim, the lender is required to assign to the United States of America it's entire interest in the note (or a judgment in lieu of the note), in any securities held and in any claims filed in any legal proceedings. If, at the time the note is assigned to the United States, the Secretary of HUD has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either such defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept an assignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. The FHA may contest any insurance claim previously paid by it and make a demand for repurchase of the loan with respect to which the claim was paid at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender.

         A claim for reimbursement of loss with respect to a loan eligible for insurance under the Title I Program is required to be made on an FHA-approved form executed by a duly qualified officer of the lender and must be accompanied by copies of certain relevant documents and documentation specified in the FHA regulations to support the claim. The lender is required, among other things, to document its efforts to effect recourse against any dealer in accordance with any recourse agreement with such dealer. If the loan is subject to an unsatisfied dealer recourse agreement claim, the lender is also required to assign its rights under such recourse agreement. The FHA has the right to deny any claim for insurance in whole or in part based upon a violation of the FHA regulations unless a waiver of compliance is granted. The lender is permitted to appeal any such claim denial and resubmit the claim within six months of the date of the claim denial, subject to a reprocessing fee.

         Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. The "Claimable Amount" is equal to 90% of the sum of: (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing such loan; (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (the total period not to exceed nine months from the date of default), calculated at the rate of 7% per annum; (c) the uncollected court costs; (d) the attorneys' fees not to exceed $500; (e) the expenses for recording the assignment of the security to the United States; and (f) if the loan is a Title I Contract, certain costs incurred in connection with the foreclosure or repossession of the manufactured home and/or lot.


                            LEGAL INVESTMENT MATTERS

         Unless otherwise specified in the related Prospectus Supplement, the Securities of a Series constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories established for such Securities by at least one nationally recognized statistical rating organization. As "mortgage related securities," such Securities will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including but not limited to state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or any State (including the District of Columbia and Puerto Rico) whose authorized investments are subject to State regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Louisiana, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia, and West Virginia each enacted legislation prior to the October 4, 1991 deadline for such enactments, limiting to varying extends the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," in most cases by requiring the affected investors to rely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the Securities only to the extent provided in such legislation.

         Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain Classes of the Securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS"), the National Credit Union Administration ("NCUA"), or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing the Securities.

         Notwithstanding SMMEA, there may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investors' assets.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying", or in securities which are issued in book-entry form.

         If specified in the related Prospectus Supplement, other Classes of Securities offered pursuant to this Prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of those Securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Securities, may be subject to significant interpretive uncertainties. No representation is made as to the proper characterization of Securities not qualifying as "mortgage related securities" for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase such Securities under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determination concerning legal investment or financial institution regulatory characteristics of such Certificates) may adversely affect the liquidity of such Securities.

         Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.


                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively, "Plans") subject to ERISA and Section 4975 of the Code and on persons who are fiduciaries with respect to such Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions ("Prohibited Transactions") involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Section 4975 of the Code provides many requirements and prohibitions similar to those under ERISA and applies excise taxes on persons engaged in Prohibited Transactions.

         The United States Department of Labor (the "DOL") has issued regulations concerning the definition of what constitutes the assets of a Plan (DOL Reg. Section 2510.3-101, the "Plan Asset Regulations") Under the Plan Asset Regulations, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. In such case, the fiduciary making such an investment for the Plan could be deemed to have delegated his or her asset management responsibility, and the underlying assets and properties could be subject to ERISA reporting and disclosure. The Certificates of a Series will, and the Bonds of a Series could, be treated as "equity" for purposes of ERISA. Certain exceptions to the regulation may apply in the case of a Plan's investment in the Securities that constitute "equity" investments, but the Company cannot predict in advance whether such exceptions apply due to the factual nature of the conditions to be met. Accordingly, because the Mortgage Loans or Agency Securities may be deemed Plan assets of each Plan that purchases such Securities, an investment in such Securities by a Plan might give rise to a prohibited transaction under ERISA Sections 406 and 407 and be subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

         DOL Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1") exempts from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTCE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans involving the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans.

         PTCE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payments retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Mortgage Pool.

         Although the Trustee for any series of Certificates will be unaffiliated with the Company, there can be no assurance that the system of insurance or subordination will meet the general or specific conditions referred to above. In addition, the nature of a Trust's assets or the characteristics of one or more classes of the related series of Certificates may not be included within the scope of PTCE 83-1 or any other class exemption under ERISA. The Prospectus Supplement will provide additional information with respect to the application of ERISA and the Code to the related Certificates.

         Several underwriters of mortgage-backed securities have applied for and obtained ERISA prohibited transactions exemptions which are in some respects broader than PTCE 83-1. Such exemptions can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. Several other underwriters have applied for similar exemptions. If such an exemption might be applicable to a Series of Securities, the related Prospectus Supplement will refer to such possibility.

         Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Securities must make its own determination as to whether the general and the specific conditions of PTCE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         Any Plan proposing to invest in Securities should consult with its counsel to confirm that such investment will not result in a Prohibited Transaction and will satisfy the other requirements of ERISA and the Code.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Securities of any Series, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Company with respect to that Series on the material matters associated with such consequences, subject to any qualifications set forth herein. Counsel to the Company for each Series will be Andrews & Kurth L.L.P. or Hunton & Williams, as specified in the Prospectus Supplement ("Counsel to the Company"). The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. The discussion focuses primarily on investors who will hold the Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), although much of the discussion is applicable to other investors as well. Investors should note that, although the Treasury has issued final regulations under the REMIC provision of the Code (the "REMIC Regulations"), no currently effective regulations or other administrative guidance has been issued with respect to certain provisions of the Code that are or may be applicable to Securityholders, particularly the provisions dealing with market discount and stripped debt securities. Although the Treasury has issued final regulations dealing with original issue discount and premium, those regulations do not address directly the treatment of REMIC Regular Securities and certain other types of securities. Furthermore, the REMIC Regulations do not address many of the issues that arise in connection with the formation and operation of a REMIC. Hence, definitive guidance cannot be provided with respect to many aspects of the tax treatment of Securityholders, particularly Residual Securityholders (as described below).

         Moreover, this summary and the opinion referred to below are based on current law, and there can be no assurance that the Service will not take positions that would be materially adverse to investors. Finally, the summary does not purport to address the anticipated state income tax consequences to investors of owning and disposing of the Securities. Consequently, investors should consult their own tax advisors in determining the federal, state, foreign, and any other tax consequences to them of the purchase, ownership, and disposition of the Securities.

         For purposes of this discussion, where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Loans, Agency Securities, Private Mortgage-Backed Securities, Multifamily Loans or Contracts underlying a Series of Securities, references to the Mortgage Loans, Agency Securities, Private Mortgage-Backed Securities, Multifamily Loans or Contracts will be deemed to refer to that portion of the Mortgage Loans, Agency Securities, Private Mortgage-Backed Securities, Multifamily Loans or Contracts held by the Trust Fund or Trust Estate which does not include the fixed retained yield.


              FEDERAL INCOME TAX CONSEQUENCES FOR REMIC SECURITIES

GENERAL

         With respect to a particular Series of Securities, an election may be made to treat the Trust Property or one or more trusts or segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. Trust Fund, Trust Estate or a portion or portions thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool." For purposes of this discussion, Securities of a Series as to which one or more REMIC elections are made are referred to as "REMIC Securities" and will consist of one or more Classes of "Regular Securities" and one Class of "Residual Securities" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. Upon the issuance of each Series of REMIC Securities, counsel to the Company will give its opinion generally to the effect that, assuming (i) the making of an appropriate election, (ii) compliance with the Agreement or Indenture, as applicable, and (iii) continuing compliance with the applicable provisions of the Code, as it may be amended from time to time, and any applicable Treasury regulations adopted thereunder, each REMIC Pool will qualify as a REMIC. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Securities, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Company, subject to any qualifications set forth herein. In addition, counsel to the Company has prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for REMIC Securities," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund, Trust Estate (or applicable portion thereof) as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Securities. With respect to each Series of REMIC Securities, the Regular Securities will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as debt instruments, and the Residual Securities will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each Series of Securities will indicate whether one or more REMIC elections with respect to the related Trust Fund, Trust Estate will be made, in which event references to "REMIC" or "REMIC

Pool" herein shall be deemed to refer to each such REMIC Pool. For purposes of this discussion, unless otherwise specified herein or in the applicable Prospectus Supplement, the term "Mortgage Loans" will be used to refer to Mortgage Loans, Agency Securities, Private Mortgage-Backed Securities (other than residual interests and collateralized mortgage loans), Multifamily Loans and Contracts.

STATUS OF REMIC SECURITIES

         REMIC Securities held by a thrift institution taxed as a mutual savings bank or a domestic building and loan association (a "Thrift Institution") would be treated as "loans" secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code
Section 7701(a)(19)(C) in the same proportion that the assets of the REMIC Pool would so qualify REMIC Securities held by a real estate investment trust (a "REIT") will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest on the REMIC Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. However, if at all times 95% or more of the assets of the REMIC Pool constitute qualifying assets for Thrift Institutions and REITs, the REMIC Securities will be treated entirely as qualifying assets for such entities (and the income will be treated entirely as qualifying income). Moreover, the REMIC Regulations provide that, for purposes of Code Section 856(c)(4)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Securities constitute qualifying assets for such entities. Where two REMIC Pools are part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. Notwithstanding the foregoing, however, REMIC income received by a REIT owning a residual interest in a REMIC Pool could be treated in part as non-qualifying REIT income if the REMIC Pool holds Mortgage Loans with respect to which income is contingent on mortgagor profits or property appreciation. In addition, if the assets of the REMIC include buy-down Mortgage Loans, it is possible that the percentage of such assets constituting
"loans . . . secured by an interest in real property" for purposes of Code
Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related buy-down funds. REMIC Securities held by a regulated investment company or a REIT will not constitute "Government securities". REMIC Securities held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). However, Regular Securities acquired by another REMIC on its Startup Day (as defined below) in exchange for regular or residual interests in the REMIC will constitute "qualified mortgages" within the meaning of Code Section 860G(a)(3). Regular Securities held by a financial asset securitization investment trust ("FASIT") generally will qualify for treatment as "permitted assets" under section 860L(c)(1)(G) of the Code.

QUALIFICATION AS A REMIC

         In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis amount of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Securities) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a "safe harbor" pursuant to which the de minimis requirement will be met if at all times the aggregate adjusted basis of any nonqualified assets (i.e., assets other than qualified mortgages and permitted investments) is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets.

         If a REMIC Pool fails to comply with one or more of the requirements of the Code for REMIC status during any taxable year, the REMIC Pool will not be treated as a REMIC for such year and thereafter. In this event, the classification of the REMIC for federal income tax purposes is uncertain. The REMIC Pool might be entitled to treatment as a grantor trust under the rules described in "Federal Income Tax Consequences for Securities as to Which No REMIC Election Is Made" herein. In that case, no entity-level tax would be imposed on the REMIC Pool. Alternatively, the Regular Securities may continue to be treated as debt instruments for federal income tax purposes; but the REMIC Pool could be treated as a taxable mortgage pool (a "TMP"). If the REMIC Pool is treated as a TMP, any residual income of the REMIC Pool (i.e., income from the Mortgage Loans less interest and original issue discount expense allocable to the Regular Securities and any administrative expenses of the REMIC Pool) would be subject to corporate income tax at the REMIC Pool level. On the other hand, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Securities may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the 1986 Act (the "Committee Report") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR SECURITIES

     General

         Payments received by holders of Regular Securities generally should be accorded the same tax treatment under the Code as payments received on ordinary taxable corporate debt instruments. In general, interest, original issue discount and market discount on a Regular Security will be treated as ordinary income to a holder of the Regular Security (the "Regular Securityholder") as they accrue, and principal payments on a Regular Security will be treated as a return of capital to the extent of the Regular Securityholder's basis in the Regular Security allocable thereto. Regular Securityholders must use the accrual method of accounting with regard to Regular Securities, regardless of the method of accounting otherwise used by such Regular Securityholders.

     Original Issue Discount

         Regular Securities may be issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any class of Regular Securities having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash or a portion of the cash attributable to such income. Based in part on Treasury regulations governing original issue discount (the "OID Regulations") and in part on the provisions of the 1986 Act, the Company anticipates that the amount of original issue discount required to be included in a Regular Securityholder's income in any taxable year will be computed in a manner substantially as described below. Regular Securityholders should be aware, however, that the OID Regulations either do not address, or are subject to varying interpretations with regard to, several issues relevant to securities, such as the Regular Securities, that are subject to prepayment. The 1986 Act requires that the amount and rate of accrual of original issue discount be calculated based on a reasonable assumed prepayment rate for the Mortgage Loans in a manner prescribed by regulations not yet issued ("Prepayment Assumption") and provides for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. The Committee Report indicates that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such Securities. The Prospectus Supplement for each Series of such Securities will specify the Prepayment Assumption determined by the Company for the purposes of determining the amount and rate of accrual of original issue discount. No representation is made that the Securities will prepay at the Prepayment Assumption or at any other rate. Moreover, the OID Regulations include an anti-abuse rule allowing the Internal Revenue Service ("IRS") to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Securities.

         Under the OID Regulations, each Regular Security (except to the extent described below with respect to a Regular Security on which distributions of principal are made in a single installment or upon an earlier distribution by lot of a specified principal amount upon the request of a Regular Securityholder or by random lot (a "Retail Class Security")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Securityholder's income. The total amount of original issue discount on a Regular Security is the excess of the "stated redemption price at maturity" of the Regular Security over its "issue price." The issue price of a Regular Security is the first price at which a substantial amount of Regular Securities of that class are first sold (other than to bond houses, brokers, underwriters and wholesalers). Unless specified otherwise in the Prospectus Supplement, the Company will determine original issue discount by including the amount paid by an initial Regular Securityholder for accrued interest that relates to a period prior to the issue date of the Regular Security in the issue price of a Regular Security and will include in the stated redemption price at maturity any interest paid on the first Distribution Date (or Payment Date) to the extent such interest is attributable to a period in excess of the number of days between the issue date and such first Distribution Date (or Payment Date). The stated redemption price at maturity of a Regular Security always includes the original principal amount of the Regular Security, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest." Under the OID Regulations, qualified stated interest generally means stated interest that is unconditionally payable in cash or in property (other than debt instruments of the issuer), or that will be constructively received, at least annually at a single fixed rate or at a permissible variable rate. The special rules applicable to variable rate Regular Securities are described below. Any stated interest in excess of the qualified stated interest is included in the stated redemption price at maturity. If the amount of original issue discount is "de minimis" as described below, the amount of original issue discount is treated as zero, and all stated interest is treated as qualified stated interest. Distributions of interest on Regular Securities with respect to which deferred interest will accrue may not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Securities includes all distributions of interest as well as principal thereon. Moreover, if the interval between the issue date and the first Distribution Date (or Payment
Date) on a Regular Security is longer than the interval between subsequent Distribution Dates (or Payment Dates) (and interest paid on the first Distribution Date (or Payment Date) is less than would have been earned if the stated interest rate were applied to outstanding principal during each day in such interval), the stated interest distributions on such Regular Security technically do not constitute qualified stated interest. The OID Regulations provide that in such case a special rule, applying solely for the purpose of determining whether original issue discount is de minimis, provides that the interest shortfall for the long first period (i.e., the interest that would have been earned if interest had been paid on the first Distribution Date (or Payment Date) for each day the Regular Security was outstanding) is treated as original issue discount assuming the stated interest would otherwise be qualified stated interest. Also in such case the stated redemption price at maturity is treated as equal to the issue price plus the greater of the amount of foregone interest or the excess, if any, of the Security's stated principal amount over its issue price. The OID Regulations indicate that all interest on a long first period Regular Security that is issued with non-de minimis original issue discount will be included in the Regular Security's stated redemption price at maturity. Regular Securityholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Regular Security.

         Under a de minimis rule, original issue discount on a Regular Security will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Security multiplied by the weighted average maturity of the Regular Security. For this purpose, the weighted average maturity of the Regular Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Security and the denominator of which is the stated redemption price at maturity of the Regular Security. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the Prepayment Assumption. In addition, if the original issue discount is de minimis all stated interest (including stated interest that would otherwise be treated as original issue discount) is treated as qualified stated interest. Unless the Holder of a Regular Security elects to accrue all discount under a constant yield to maturity method, as described below, the holder of Regular Security will include any de minimis original issue discount in income on a pro rata basis as stated principal payments on the Regular Security are made, or, if earlier, upon anticipation of the Regular Security. If a subsequent Holder of a Regular Security issued with de minimis original issue discount purchases the Regular Security at a premium, the subsequent Holder does not include any original issue discount in income. If a subsequent Holder purchases such Regular Security at a discount all discount is reported as market discount, as described below.

         Of the total amount of original issue discount on a Regular Security, the Regular Securityholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Security accrued during an accrual period for each day on which he holds the Regular Security, including the date of purchase but excluding the date of disposition. With respect to each Regular Security, a calculation will be made of the original issue discount that accrues during each full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date or Payment Date for the Regular Security. In the case of an original holder or a Regular Security, the daily portions of the original issue discount with respect to such Regular Security generally will be determined by allocating to each day in any accrual period the regular security ratable portion of the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Security as of the end of that accrual period that are included in the Regular Security's stated redemption price at maturity and (b) the distributions made on the Regular Security during the accrual period that are included in the Regular Security's stated redemption price at maturity, over
(ii) the adjusted issue price of the Regular Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Security at the issue date giving effect to the Prepayment Assumption,
(ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. The effect of these rules is to adjust the rate of original issue discount accrual to correspond to the actual prepayment experience. For these purposes, the adjusted issue price of a Regular Security at the beginning of any accrual period equals the issue price of the Regular Security, increased by the aggregate amount of original issue discount with respect to the Regular Security that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Security's stated redemption price at maturity that were made on the Regular Security in such prior periods.

         Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Securityholder generally will increase to take into account prepayments on the Regular Securities as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. To the extent specified in the applicable Prospectus Supplement, an increase in prepayments on the Mortgage Loans with respect to a Series of Regular Securities can result in both a change in the priority of principal payments with respect to certain Classes of Regular Securities and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Securities.

         In the case of a Retail Class Security, the yield to maturity of such Security will be determined based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Retail Class Security in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution of the entire principal amount of any Retail Class Security (or portion thereof), (a) the remaining unaccrued original issue discount allocable to such Security (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Security of such Class (or the remaining principal amount of a Retail Class Security after a distribution in reduction of a portion of its principal amount has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the principal amount thereof that was distributed.

         In many cases, Regular Securities will be subject to optional redemption before their stated maturity dates. Under the OID Regulations, the Company will be presumed to exercise its option to redeem for purposes of computing the accrual of original issue discount if, and only if, by using the optional redemption date as the maturity date and the optional redemption price as the stated redemption price at maturity, the yield to maturity of the Security is lower than it would be if the Security were not redeemed early. If the Company is presumed to exercise its option to redeem the Securities, original issue discount on such Securities will be calculated as if the redemption date were the maturity date and the optional redemption price were the stated redemption price at maturity. In cases in which all of the Securities of a particular Series are issued at par or at a discount, the Company will not be presumed to exercise its option to redeem the Securities because a redemption by the Company would not lower the yield to maturity of the Securities. If, however, some Securities of a particular Series are issued at a premium, the Company may be able to lower the yield to maturity of the Securities by exercising its redemption option. In determining whether the Company will be presumed to exercise its option to redeem Securities when one or more Classes of the Securities is issued at a premium, the Trustee will take into account all Classes of Securities that are subject to the optional redemption to the extent that they are expected to remain outstanding as of the optional redemption date, based on the Prepayment Assumption. If, determined on a combined weighted average basis, the Securities of such Classes were issued at a premium, the Trustee will presume that the Company will exercise its option. However, the OID Regulations are unclear as to how the redemption presumption rules should apply to instruments such as the Securities, and there can be no assurance that the IRS will agree with the Trustee's position.

         A subsequent holder of a Regular Security issued with original issue discount who purchases the Regular Security at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of original issue discount on the Regular Security. In computing the daily portions of original issue discount for a subsequent purchaser (as well as an initial purchaser who purchases a Regular Security at a price higher than the issue price but less than the stated redemption price at maturity), however, the daily portion for any day is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such purchaser for the Regular Security exceeds the excess of (i) the sum of its issue price and the aggregate amount of original issue discount that would have been includible in the gross income of an original holder of the Regular Security who purchased the Regular Security at its issue price, over (ii) the amount of any prior distributions included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for such Regular Security (computed in accordance with the rules set forth above) for all days beginning on the date after the date of purchase and ending on the date on which the remaining principal amount of such Regular Security is expected to be reduced to zero under the Prepayment Assumption. Alternatively, such a subsequent holder may accrue original issue discount by treating the purchase as a purchase at original issuance and applying the constant yield to maturity method.

         The OID Regulations provide that a holder that acquires a Regular Security may elect to include in gross income all stated interest, original issue discount, de minimis original issue discount, market discount (as described below under "Market Discount"), de minimis market discount and unstated interest (as adjusted for any amortizable bond premium or acquisition premium) currently as it accrues using the constant yield to maturity method. If such an election were made with respect to a Regular Security with market discount, the Regular Securityholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Regular Securityholder acquires during the year of the election or thereafter. Similarly, a Regular Securityholder that makes this election for a Regular Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Regular Securityholder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Regular Security can not be revoked without the consent of the IRS.

         Regular Securities may provide for interest based on a variable rate. The OID Regulations provide special rules for variable rate instruments that meet three requirements. First, the issue price must not exceed the noncontingent principal payments by more than the lesser of (i) 1.5% of the product of the noncontingent principal payments and the weighted average maturity or (ii) 15% of the noncontingent principal payments. Second, the instrument must provide for stated interest (compounded or paid at least annually) at (i) one or more qualified floating rates, (ii) a single fixed rate and a single objective rate that is a qualified inverse floating rate, (iii) a single fixed rate and one or more qualified floating rates; or (iv) a single objective rate. Third, the instrument must provide that each qualified floating rate or objective rate in effect during the term of the Regular Security is set at a current value of that rate (one occurring in the interval beginning three months before and ending one year after the rate is first in effect on the Regular Security). If interest on a Regular Security is stated at a fixed rate for an initial period of less than 1 year followed by a variable rate that is either a qualified floating rate or an objective rate and the value of the variable rate on the issue date is intended to approximate the fixed rate, the fixed rate and the variable rate together constitute a single qualified floating rate or objective rate. A rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the Regular Security's currency denomination. A multiple of a qualified floating rate is not a qualified floating rate unless it is a rate equal to (i) the product of a qualified floating rate as described in the previous sentence and a fixed multiple greater than 0.65 but no greater than 1.35 or (ii) a product described in clause (i) increased or decreased by a fixed rate. A variable rate is not a qualified floating rate if it is subject to a cap, floor or a restriction on the amount of increase or decrease in stated interest rate (governor) unless: (i) the cap, floor or governor is fixed throughout the Regular Security's term, (ii) the cap or floor is not reasonably expected to cause the yield on the Regular Security to be significantly less or more, respectively, than the expected yield without the cap or floor, or (iii) the governor is not reasonably expected to cause the yield to be significantly more or less than the expected yield without the governor. An objective rate is a rate (other than a qualified floating rate) that (i) is determined using a single fixed formula (ii) is based on objective financial or economic information that either is within the control of the issuer (or a related party) or is unique to the circumstances of the issuer (or related party), such as dividends, profits, or the value of the issuer's (or related party's) stock. That definition would include, in addition to a rate that is based on one or more qualified floating rates or on the yield of actively traded personal property, a rate that is based on changes in a general inflation index. In addition, a rate would not fail to be an objective rate merely because it is based on the credit quality of the issuer.

         If a variable rate Regular Security provides for stated interest at a single qualified floating rate or objective rate that is unconditionally payable in cash or property at least annually (i) all stated interest is qualified stated interest, (ii) the amount of original issue discount, if any, is determined as if the Regular Security had a fixed rate equal to (A) in the case of a qualified floating rate or qualified inverse floating rate, the value on the issue date of the qualified floating rate or qualified inverse floating rate or (B) in the case of any other objective rate, a fixed rate that reflects the yield that is reasonably expected for the Regular Security. If a variable rate Regular Security is not described in the previous sentence, the Regular Security is treated as a fixed rate Regular Security with a fixed rate substitute or substitutes equal to the value of the qualified floating rates or qualified inverse floating rate at the date of issue or, in the case of a Regular Security having an objective rate at a fixed rate that reflects the yield reasonably expected for the Regular Security. Qualified stated interest or original issue discount allocable to an accrual period is adjusted to reflect differences in the interest actually accrued or paid compared to the interest accrued or paid at the fixed rate substitute. If a variable rate Regular Security provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate and also provides for interest at an initial fixed rate that is not intended to approximate the related floating rate or is fixed for a period of one year or more, original issue discount is determined as described in the previous two sentences except that the Regular Security is treated as if it provided for a qualified floating rate or qualified inverse floating rate, as applicable, rather than a fixed rate. The substitute rate must be one such that the fair market value of the Regular Security would be approximately the same as the fair market value of the hypothetical security.

         A variable rate Regular Security not qualifying for treatment under the variable rate rules described above (a "Contingent Payment Obligation") is subject to the contingent payment provisions of the OID Regulations (the "Contingent Payment Regulations"). The Contingent Payment Regulations, by their terms do not apply to REMIC regular interests and other instruments that are subject to section 1272(a)(6) of the Code. However, in the absence of further guidance, the Administrator will account for securities that are Contingent Payment Obligations in accordance with Code section 1272(a)(6) and the accounting methodology described in this paragraph. Income will be accrued on such securities based on a constant yield that is derived from a projected payment schedule as of the Closing Date. The projected payment schedule will take into account the Prepayment Assumption and the interest payments that are expected to be made based on the value of any relevant indices on the issue date. To the extent that actual payments differ from projected payments for a particular taxable year, appropriate adjustments to interest income and expense accruals will be made for that year.

         The method described in the foregoing paragraph for accounting for Contingent Payment Obligations is consistent with Code section 1272(a)(6) and the legislative history thereto. Because of the uncertainty with respect to the treatment of such securities under the OID Regulations, however, there can be no assurance that the Service will not assert successfully that a method less favorable to Regular Securityholders should apply. In view of the complexities and the current uncertainties as to income inclusions with respect to Contingent Payment obligations, each investor should consult his or her own tax advisor to determine the appropriate amount and method of income inclusion on such securities for federal income tax purposes.

     Market Discount

         A purchaser of a Regular Security also may be subject to the market discount rules of Code Sections 1276 through 1278. Under these sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which a subsequent purchaser's initial basis in the Regular Security (i) is exceeded by the stated redemption price at maturity of the Regular Security or (ii) in the case of a Regular Security having original issue discount, is exceeded by the sum of the issue price of such Regular Security plus any original issue discount that would have previously accrued thereon if held by an original Regular Securityholder (who purchased the Regular Security at its issue price), in either case less any prior distributions included in the stated redemption price at maturity of such Regular Security. Such purchaser generally will be required to recognize accrued market discount as ordinary income as distributions includible in the stated redemption price at maturity of such Regular Security are received, in an amount not exceeding any such distribution. That recognition rule would apply regardless of whether the purchaser is a cash-basis or accrual-basis taxpayer. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Committee Report provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or
(ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Security issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Security as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Security over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Security for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Security is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Securityholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Securityholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. In Revenue Procedure 92-67, the IRS set forth the manner in which an election may be made to accrue market discount on the basis of a constant interest rate.

         By analogy to the OID Regulations, market discount with respect to a Regular Security will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Security multiplied by the weighted average maturity of the Regular Security (determined as described above under "Original Issue Discount") remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto.

     Premium

         A Regular Security purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Securityholder holds such Regular Security as a "capital asset" within the meaning of Code Section 1221, the Regular Securityholder may elect under Code Section 171 to amortize such premium under a constant yield method that reflects compounding based on the interval between payments on the Regular Securities. The Committee Report indicates a Congressional intent that the same rules that apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Securities, although it is unclear whether the alternatives to the constant interest method described above under "Market Discount" are available. Under Treasury regulations, such amortizable bond premium will be treated as an offset to interest income on a Regular Security rather than as a separate deduction item. This election, once made, applies to all taxable obligations held by the taxpayer at the beginning of the first taxable year to which such election applies and to all taxable debt obligations thereafter acquired and is binding on such taxpayer in all subsequent years. Purchasers who pay a premium for their Regular Securities should consult their tax advisors regarding the election to amortize premium and the method to be employed.

         Amortizable premium on a Regular Security that is subject to redemption at the option of the Trust generally must be amortized as if the optional redemption price and date were the Security's principal amount and maturity date if doing so would result in a smaller amount of premium amortization during the period ending with the optional redemption date. Thus, a Securityholder would not be able to amortize any premium on a Regular Security that is subject to optional redemption at a price equal to or greater than the Securityholder's acquisition price unless and until the redemption option expires. In cases where premium must be amortized on the basis of the price and date of an optional redemption, the Security will be treated as having matured on the redemption date for the redemption price and then having been reissued on that date for that price. Any premium remaining on the Security at the time of the deemed reissuance will be amortized on the basis of (i) the original principal amount and maturity date or (ii) the price and date of any succeeding optional redemption, under the principles described above.

     Sale or Exchange of Regular Securities

         If a Regular Securityholder sells or exchanges a Regular Security, the Regular Securityholder will recognize gain or loss equal to the difference, if any, between the amount received and his adjusted basis in the Regular Security. The adjusted basis of a Regular Security generally will equal the cost of the Regular Security to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Security and reduced by amounts included in the stated redemption price at maturity of the Regular Security that were previously received by the seller and by any amortized premium.

         Except as described in this paragraph, under "Original Issue Discount" and under "Market Discount," any gain or loss on the sale or exchange of a Regular Security realized by an investor who holds the Regular Security as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Security has been held for the applicable long-term capital gain holding period. Gain from the disposition of a Regular Security that might otherwise be capital gain will be treated as ordinary income
(i) if a Regular Security is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Securityholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, (ii) in the case of a noncorporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) in the case of a Regular Security (issued by a REMIC) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if his yield on such Regular Security were 110% of the applicable Federal rate under Code Section 1274(d) as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Security. Although the legislative history to the 1986 Act indicates that the portion of the gain from disposition of a Regular Security that will be recharacterized as ordinary income under clause
(iii) is limited to the amount of original issue discount (if any) on the Regular Security that was not previously includible in income, the applicable Code provision contains no such limitation. In addition, gain or loss recognized from the sale of a Regular Security by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

         The Taxpayer Relief Act of 1997 reduced the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than one year as of the date of disposition (and further reduces the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). Prospective investors should consult their own tax advisors concerning these tax law changes.

TAXATION OF RESIDUAL SECURITIES

     Taxation of REMIC Income

         Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Securities ("Residual Securityholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Securityholder are determined by allocating the REMIC Pools taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Securityholders in proportion to their respective holdings of Residual Securities in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using a calendar year and the accrual method of accounting, except that (i) the limitation on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. REMIC taxable income generally means the REMIC Pool's gross income, including interest, original issue discount income and market discount income, if any, on the Mortgage Loans, plus income on reinvestment of cash flows and reserve assets, minus deductions, including interest and original issue discount expense on the Regular Securities, servicing fees on the Mortgage Loans and other administrative expenses of the REMIC Pool, amortization of premium, if any, with respect to the Mortgage Loans, and any tax imposed on the REMIC's income from foreclosure property. The requirement that Residual Securityholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Securities of any Class of the related Series outstanding.

         The taxable income recognized by a Residual Securityholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Securities, on the other hand. Because of the way REMIC taxable income is calculated, a Residual Securityholder may recognize "phantom" income (i.e., income recognized for tax purposes in excess of income as determined under financial accounting or economic principles) which will be matched in later years by a corresponding tax loss or reduction in taxable income, but which could lower the yield to Residual Securityholders due to the lower present value of such loss or reduction. For example, if an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Securityholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Securities and (ii) the discount income on the Mortgage Loans which is includible in the REMIC's taxable income may exceed the interest and discount deduction allowed to the REMIC upon such distributions on the Regular Securities. When there is more than one class of Regular Securities that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Securities when distributions in reduction of principal are being made in respect of earlier maturing classes of Regular Securities to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Securities are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a Series of Regular Securities, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Securities, whereas interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Securityholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income. Prospective investors should be aware, however, that a portion of such income may be ineligible for offset by such investor's unrelated deductions. See the discussion of "excess inclusions" below under "-- Treatment of Certain Items of REMIC Income and Expense -- Limitations on Offset or Exemption of REMIC Income; Excess Inclusions." The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a Series of Securities, may have a significant adverse effect upon the Residual Securityholder's after-tax rate of return. In addition, a Residual Securityholder's taxable income during certain periods may exceed the income reflected by such Residual Securityholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own advisors concerning the proper tax and accounting treatment of their investment in Residual Securities.

     Basis and Losses

         The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Securityholder is limited to the adjusted basis of the Residual Security as of the close of the quarter (or time of disposition of the Residual Security if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Security is the amount paid for such Residual Security. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Securityholder and decreased by the amount of loss of the REMIC Pool reportable by the Residual Securityholder. A cash distribution from the REMIC Pool also will reduce such adjusted basis (but not below zero). Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Securityholder as to whom such loss was disallowed and may be used by such Residual Securityholder only to offset any income generated by the same REMIC Pool. The ability of a Residual Securityholder to deduct net losses with respect to a Residual Security may be subject to additional limitations under the Code, as to which Residual Securityholders should consult their tax advisors.

         Although the law is unclear in certain respects, a Residual Securityholder effectively should be able to recover some or all of the basis in his Residual Security as the related REMIC recovers the basis of its assets through either the amortization of premium on such assets or the allocation of basis to principal payments received on such assets. A REMIC's initial aggregate basis in its assets generally will equal the sum of the issue prices of its Regular Securities and Residual Securities. In general, the issue price of a Regular Security of a particular Class is the initial price at which a substantial amount of the securities of such Class is sold to the public. In the case of a Regular Security of a Class not offered to the public in substantial amounts, the issue price is either the price paid by the first purchaser of such Securities or the fair market value of the property received in exchange for such Security, as appropriate. The REMIC's aggregate basis will be allocated among its assets in proportion to their respective fair market values.

     Treatment of Certain Items of REMIC Income and Expense

         Original Issue Discount. Generally, the REMIC Pool's deductions for original issue discount will be determined in the same manner as original issue discount income on Regular Securities as described above under "Taxation of Regular Securities -- Original Issue Discount", without regard to the de minimis rule described therein.

         Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool in such Mortgage Loans is exceeded by their unpaid principal balances.

         The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool. In respect of Mortgage Loans that have market discount to which Code
Section 1276 applies, the accrued portion of such market discount would be recognized currently by the REMIC as an item of ordinary income. Market discount income generally should accrue in the manner described above under "Taxation of Regular Securities -- Market Discount."

         Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Securities -- Premium," a person that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code
Section 171 to amortize premium on Mortgage Loans originated after September 27, 1985 under a constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. Because substantially all of the mortgagors with respect to the Mortgage Loans are expected to be individuals, Code Section 171 will not be available for premium on Mortgage Loans originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the IRS may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

     Limitations on Offset or Exemption of REMIC Income; Excess Inclusions

         A portion of the income allocable to a Residual Security (referred to in the Code as an "excess inclusion") for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) cannot be offset by any unrelated losses or loss carryovers of a Residual Securityholder, (ii) will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the Residual Securityholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a Residual Securityholder that is a foreign investor, as further discussed in "Taxation of Certain Foreign Investors -- Residual Securities" below.

         For any Residual Securityholder, the excess inclusion for any calendar quarter is the excess, if any, of (i) the income of such Residual Securityholder for that calendar quarter from its Residual Security, over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the Residual Securityholder holds such Residual Security. For this purpose, the daily accruals with respect to a Residual Security are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" (as defined below) of the Residual Security at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the Residual Security is issued. For this purpose, the "adjusted issue price" of a Residual Security at the beginning of any calendar quarter equals the issue price of the Residual Security (adjusted for contributions), increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the Residual Security before the beginning of such quarter.

         Under Treasury regulations to be promulgated, a portion of the dividends paid by a REIT which owns a Residual Security are to be designated as excess inclusions in an amount corresponding to the Residual Security's allocable share of the excess inclusions. Similar rules apply in the case of regulated investment companies, common trust funds and cooperatives. Thus, investors in such entities which own a Residual Security will be subject to the limitations on excess inclusions described above. The REMIC Regulations do not provide guidance on this issue.

     Mark to Market Rules

         Residual Securityholders that are dealers in securities should be aware that, under Treasury regulations (the "Mark-to-Market Regulations") relating to the requirement under section 475 of the Code that dealers in securities use mark-to-market accounting for federal income tax purposes, dealers in securities are not permitted to mark to market any REMIC residual interests acquired on or after January 4, 1995. Prospective purchasers of Residual Certificates should consult with their tax advisors regarding the possible application of the Mark-to-Market Regulations to such Certificates.

     Tax-Related Restrictions on Transfer of Residual Securities

         Disqualified Organizations. If legal title or beneficial interest in a Residual Security is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Security for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value discount rate equals the applicable Federal rate under Code Section 1274(d) that would apply to a debt instrument that was issued on the date the Disqualified Organization acquired the Residual Security and whose term ended on the close of the last quarter in which excess inclusions were expected to accrue with respect to the Residual Security. Such a tax generally would be imposed on the transferor of the Residual Security, except that where such transfer is through an agent (including a broker, nominee, or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Security would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the Residual Security and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Security is actually held by the Disqualified Organization.

         In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Security during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that (i) states under penalty of perjury that it is not a Disqualified Organization or (ii) furnishes a social security number and states under penalties of perjury that the social security number is that of the transferee, provided that during the period such person is the record holder of the Residual Security, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

         For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations yet to be issued, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity. For taxable years beginning on or after January 1, 1998, if an "electing large partnership" holds a Residual Security, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax on Pass-Through Entities.

         The Agreement or the Indenture, as applicable, with respect to a Series of Securities will provide that neither legal title nor beneficial interest in a Residual Security may be transferred or registered unless (i) the proposed transferee provides to the Company and the Trustee an affidavit to the effect that such transferee is not a Disqualified Organization, is not purchasing such Residual Securities on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof) and is not an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations and (ii) the transferor provides a statement in writing to the Company and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Agreement or Indenture, as applicable, will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Security with respect to a Series will bear a legend referring to such restrictions on transfer, and each Residual Securityholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Agreement or Indenture, as applicable, required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the IRS and to the requesting party within 60 days of the request, and the Company or the Trustee may charge a fee for computing and providing such information.

         Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Securities, in which case the transferor would continue to be treated as the owner of the Residual Securities and thus will continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (defined below) to a Residual Securityholder (other than a Residual Securityholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations." A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. Under the REMIC Regulations, a transferor is presumed not to have improper knowledge if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the residual interest and that the transferee intends to pay taxes associated with holding of residual interest as they become due. The Agreement or Indenture, as applicable, will require the transferee of a Residual Security to state as part of the affidavit described above under the heading "Disqualified Organizations" that such transferee (i) has historically paid its debts as they come due, (ii) intends to continue to pay its debts as they come due in the future, (iii) understands that, as the holder of a noneconomic Residual Security, it may incur tax liabilities in excess of any cash flows generated by the Residual Security, and (iv) intends to pay any and all taxes associated with holding the Residual Security as they become due. The transferor must have no reason to believe that such statement is untrue.

         Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Security that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. The rules appear intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Security is deemed to have tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each excess inclusion, (i) the REMIC Pool will distribute to the transferee residual interest holder an amount that will equal at least 30% of the excess inclusions and (ii) that each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. If the non-U.S. Person transfers the Residual Security back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

         The Prospectus Supplement relating to a Series of Securities may provide that a Residual Security may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust with respect to which the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. Persons have the authority to control all substantial decisions of such trust.

     Sale or Exchange of a Residual Security

         Upon the sale or exchange of a Residual Security, the Residual Securityholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Basis and Losses") of such Residual Securityholder in such Residual Security at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Securityholder will have taxable income to the extent that any cash distribution to him from the REMIC Pool exceeds such adjusted basis on that Distribution Date or Payment Date. Such income will be treated as gain from the sale or exchange of the Residual Security. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Securityholder's Residual Security, in which case, if the Residual Securityholder has an adjusted basis in his Residual Security remaining when his interest in the REMIC Pool terminates, and if he holds such Residual Security as a capital asset under

Code Section 1221, then he will recognize a capital loss at that time in the amount of such remaining adjusted basis. In the case of banks, thrifts, and certain financial institutions, however, gain or loss on the disposition of a Residual security generally will be treated as ordinary gain or loss.

         A special version of the wash sale rules of Code Section 1091 will apply to dispositions of Residual Securities. Consequently, losses on dispositions of Residual Securities will be disallowed where the seller of the Residual Security, during the period beginning six months before the sale or disposition of the Residual Security and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Security. In any event, any loss realized by a Residual Securityholder on the sale will not be deductible, but, instead, will increase such Residual Securityholder's adjusted basis in the newly acquired assets.

     Taxes That May Be Imposed on the REMIC Pool

         Prohibited Transactions. Net income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Securityholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding
(i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Securities as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Securities is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

         Contributions to the REMIC Pool After the Startup Day. In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Securityholder,
(iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

         Net Income from Foreclosure Property. The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by the REMIC Pool through foreclosure or deed in lieu of foreclosure would be treated as "foreclosure property" for a period of three years, with possible extensions. Net income from foreclosure property generally means (i) gain from the sale of a foreclosure property that is inventory property and (ii) gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     Liquidation of the REMIC Pool

         If a REMIC Pool and the Trustee adopt a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i) and sell all of the REMIC Pools assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, any gain on the sale of its assets will not result in a prohibited transaction tax, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims against the REMIC Pool) to holders of Regular Securities and Residual Securityholders within the 90-day period.

     Administrative Matters

         The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. Treasury regulations provide that, except where there is a single Residual Securityholder for an entire taxable year, the REMIC Pool generally will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the IRS of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. Generally, the Company or the Trustee will be obligated to act as "tax matters person," as defined in applicable Treasury regulations, with respect to the REMIC Pool, in its capacity as either Residual Securityholder or agent of the Residual Securityholders. If the Code or applicable Treasury regulations do not permit the Company or the Trustee to act as tax matters person in its capacity as agent of the Residual Securityholders, the Residual Securityholder chosen by the Residual Securityholders or such other person specified pursuant to Treasury regulations will be required to act as tax matters person.

         Treasury regulations provide that a holder of a Residual Security is not required to treat items on its return consistently with their treatment on the REMIC Pool's return if a holder owns 100% of the Residual Securities for the entire calendar year. Otherwise, each holder of a Residual Security is required to treat items on its return consistently with their treatment on the REMIC Pool's return, unless the holder of a Residual Security either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Pool. The IRS may assess a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Pool level.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

         An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $121,200 for 1997 and adjusted yearly for inflation ($60,600 for 1997 and adjusted yearly for inflation, in the case of a married individual filing a separate return), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for servicing fees and all administrative and other expenses relating to the REMIC Pool or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Securities either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Securities in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Securities, as well as holders of Residual Securities, where such Regular Securities are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Securityholder's income, determined on a daily basis, bears to the income of all holders of Regular Securities and Residual Securities with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Securities (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate or Bond interest rate on Regular Securities that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Securities.

TAXATION OF CERTAIN FOREIGN INVESTORS

     Regular Securities

         Interest, including original issue discount, distributable to Regular Securityholders who are nonresident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) such interest is not effectively connected with a trade or business in the United States of the securityholder and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Security is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Security is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Security. The term "Non-U.S. Person" means any person who is not a U.S. Person. Payments on Regular Securities may subject a Non-U.S. Person to U.S. federal income and withholding tax where such foreign person also owns, actually or constructively, Residual Securities issued by the same REMIC, notwithstanding compliance with the certification requirements discussed above. After December 31, 2000, any foreign investor that seeks the protection of an income tax treaty with respect to the imposition of United States withholding tax generally will be required to obtain a taxpayer identification number from the IRS in advance and provide verification that such investor is entitled to the protection of the relevant income tax treaty. Foreign tax-exempt investors generally will be required to provide verification of their tax-exempt status. Foreign investors are urged to consult with their tax advisors with respect to those new withholding rules.

     Residual Securities

         The Committee Report indicates that amounts paid to Residual Securityholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Securityholders qualify as "portfolio interest," subject to the conditions described in "Regular Securities" above, but only to the extent that (i) the Mortgage Loans were issued after July 18, 1984 and (ii) the Trust Fund, Trust Estate or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Security relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, Mortgage Loans will not be, but certificated regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Securityholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "Taxation of Residual Securities -- Limitations on Offset or Exemption of REMIC Income; Excess Inclusions." If the amounts paid to Residual Securityholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Security is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Taxation of Residual Securities -- Tax-Related Restrictions on Transfer of Residual Securities -- Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential." Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Securities.

BACKUP WITHHOLDING

         Distributions made on the Regular Securities, and proceeds from the sale of the Regular Securities to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Securityholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Security, or such Securityholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Securities would be refunded by the IRS or allowed as a credit against the Regular Securityholders federal income tax liability.

REPORTING REQUIREMENTS

         Reports of accrued interest and original issue discount will be made annually to the IRS and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Securities or beneficial owners who own Regular Securities through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Securities (including corporations, noncalendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in IRS Publication 938 with respect to a particular Series of Regular Securities. Holders through nominees must request such information from the nominee. Treasury regulations provide that information necessary to compute the accrual of any market discount on the Regular Securities must also be furnished.

         The IRS's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Securityholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

         Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Securityholders, furnished annually, if applicable, to holders of Regular Securities, and filed annually with the IRS concerning Code Section 67 expenses (see "-- Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Securityholders, furnished annually to holders of Regular Securities, and filed annually with the IRS concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Securities."


                 FEDERAL INCOME TAX CONSEQUENCES FOR SECURITIES
                     AS TO WHICH NO REMIC ELECTION IS MADE

NON-REMIC BONDS

         With respect to each Series of Bonds for which the Issuer does not make a REMIC election, ("Non-REMIC Bonds"), no regulations, published rulings, or judicial decisions exist that discuss the characterization for federal income tax purposes of securities with terms substantially the same as the Non-REMIC Bonds. Counsel to the Company, however, will deliver their opinion that the Non-REMIC Bonds will be treated for federal income tax purposes as indebtedness, and not as an ownership interest in the Mortgage Assets, or as an equity interest in the Issuer or in a separate association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Non-REMIC Bonds, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Company, subject to any qualifications set forth herein. In addition, counsel to the Company has prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for Securities as to Which No REMIC Election Is Made -- Non-REMIC Bonds," and is of the opinion that such statements are correct in all material respects. Such statements do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Non-REMIC Bonds.

         For federal income tax purposes, (i) Non-REMIC Bonds held by a thrift institution taxed as a "mutual savings bank" or "domestic building and loan association" will not represent interests in "qualifying real property loans" within the meaning of Code Section 593(d)(1); (ii) Non-REMIC Bonds held by a thrift institution taxed as a domestic building and loan association will not constitute "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v); (iii) interest on Non-REMIC Bonds held by a real estate investment trust will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B); (iv) Non-REMIC Bonds held by a real estate investment trust will not constitute "real estate assets" or "Government securities" within the meaning of Code Section 856(c)(4)(A); and (v) Non-REMIC Bonds held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(4)(A)(I).

         Non-REMIC Bonds will be subject to the same rules of taxation as Regular Securities issued by a REMIC, as described above, except that income reportable on Non-REMIC Bonds is not required to be reported under the accrual method unless the Holder otherwise uses the accrual method and the special rule treating a portion of the gain on sale or exchange of a Regular Security as ordinary income is not applicable to Non-REMIC Bonds.

TAXABLE MORTGAGE POOLS

         Corporate income tax can be imposed on the net income of certain entities issuing non-REMIC debt obligations secured by real estate mortgages ("Taxable Mortgage Pools"). Any entity other than a REMIC, a FASIT or a REIT will be considered to be a Taxable Mortgage Pool if (i) substantially all of the assets of the entity consist of debt obligations and more than 50% of such obligations consist of real estate mortgages, (ii) such entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the debt obligations on which the entity is obligor, payments on such obligations bear a relationship to payment on the obligations held by the entity. Furthermore, a group of assets held by an entity can be treated as a separate Taxable Mortgage Pool if the assets are expected to produce significant cash flow that will support one or more of the entity's issues of debt obligations. The Depositor generally will structure offerings of non-REMIC Bonds to avoid the application of the Taxable Mortgage Pool rules.

STANDARD CERTIFICATES

     General

         With respect a Series of Certificates issued under an Agreement for which no election is made to treat the related Trust Fund (or a segregated pool of assets therein) as a REMIC, counsel to the Company will deliver its opinion to the effect that, assuming compliance with all provisions of the related Agreement, the related Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of Chapter 1 of Subtitle A of the Code and not as an association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Standard Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Company, subject to any qualifications set forth herein. In addition, counsel to the Company has prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for Securities as to Which No REMIC Election is Made -- Standard Certificates," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Standard Certificates. Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Certificates of such a Series, and where such Certificates are not designated as "Stripped Securities," the holder of each such Certificates in such Series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by his Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Premium and Discount -- Recharacterization of Servicing Fees." Accordingly, the holder of a Certificate of a particular Series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Company or another service provider, in accordance with such Certificateholder's method of accounting. A Certificateholder generally will be able to deduct its share of servicing fees and all administrative and other expenses of the Trust Fund in accordance with his method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for servicing fees and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $121,200 for 1997, adjusted yearly for inflation $60,600 for 1997, adjusted yearly for inflation in the case of a married individual filing a separate return, or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result such investors holding Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Certificates with respect to interest at the pass-through rate on such Certificates or discount thereon. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a Series of Certificates or where the servicing fees are in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Premium and Discount -- Recharacterization of Servicing Fees," respectively.

     Tax Status

         Unless otherwise described in the related Prospectus Supplement, Certificates described under this subsection "Standard Certificates" generally will be treated as follows:

                  1. A Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Certificate is of the type described in such section of the Code.

                  2. A Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) to the extent that the assets of the related Trust consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                  3. A Certificate owned by a REMIC will be considered to represent an "obligation (including any participation or certificate of beneficial ownership therein) which is principally secured by an interest in real property" within the meaning of Code
         Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code
         Section 860G(a)(3).

     Premium and Discount

         Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Certificates or thereafter.

         Premium. The treatment of premium incurred upon the purchase of a Certificate will be determined generally as described above under "Federal Income Tax Consequences for REMIC Securities -- Taxation of Residual Securities -- Treatment of Certain Items of REMIC Income and Expense -- Premium."

         Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described herein, the original issue discount rules will be applicable to a Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, to the extent that the points are not for services provided by the lender. It is generally not anticipated that adjustable rate Mortgage Loans will be treated as issued with original issue discount. However, the application of the OID Regulations to adjustable rate mortgage loans with incentive interest rates or annual or lifetime interest rate caps may result in original issue discount.

         Original issue discount must generally be reported as ordinary gross income as it accrues under a constant yield method that takes into account the compounding of interest, in advance of the cash attributable to such income. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.
         Market Discount. Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Federal Income Tax Consequences for REMIC Securities -- Taxation of Residual Securities -- Treatment of Certain Items of REMIC Income and Expense -- Market Discount."

         Recharacterization of Servicing Fees. If the servicing fees paid to Servicers were deemed to exceed reasonable servicing compensation, the amount of such excess would be nondeductible under Code Section 162 or 212. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Certificates, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Recently issued IRS guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

         Accordingly, if the IRS's approach is upheld, a servicer that receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds." While Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to a servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

         In the alternative, the amount, if any, by which the servicing fees paid to the servicers are deemed to exceed reasonable compensation for servicing could be treated as deferred payments of purchase price by the Certificateholders to purchase an undivided interest in the Mortgage Loans. In such event, the present value of such additional payments might be included in the Certificateholder's basis in such undivided interests for purposes of determining whether the Certificate was acquired at a discount, at par, or at a premium. Under this alternative, Certificateholders may also be entitled to a deduction for unstated interest with respect to each deferred payment. The Internal Revenue Service may take the position that the specific statutory provisions of Code Section 1286 described above override the alternative described in this paragraph. Certificateholders are advised to consult their tax advisors as to the proper treatment of the amounts paid to the servicers as set forth herein as servicing compensation or under either of the alternatives set forth above.

     Sale or Exchange of Certificates

         Upon sale or exchange of a Certificate, a Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and other assets represented by the Certificate. In general, the aggregate adjusted basis will equal the Certificateholder's cost for the Certificate, increased by the amount of any income previously reported with respect to the Certificate and decreased by the amount of any losses previously reported with respect to the Certificate and the amount of any distributions received thereon. Except as provided above with respect to original issue discount and market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Certificate was held as a capital asset.

STRIPPED CERTIFICATES

     General

         The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Stripped Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Company, subject to any qualifications set forth herein. In addition, counsel to the Company has prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for Securities as to Which No REMIC Election is Made -- Stripped Certificates," and is Of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Stripped Certificates.

         Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates for which no REMIC election is made and that are subject to those rules will be referred to as "Stripped Certificates." The Certificates will be subject to those rules if (i) the Company or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Company, any of its affiliates or a servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (See "Standard Certificates -- Premium and Discount -- Recharacterization of the Servicing Fees" above) or
(iii) Classes of Certificates are issued in two or more Classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

         In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates -- Premium and Discount -- Recharacterization of Servicing Fees." For this purpose the servicing fees will be allocated to the Stripped Certificates in proportion to the respective offering price of each class (or subclass) of Stripped Certificates. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates -- General," subject to the limitation described therein.

         Code Section 1286 treats a stripped bond or a stripped coupon generally as a new obligation issued (i) on the date that the stripped interest is purchased and (ii) at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest. Each stripped interest generally will have original issue discount equal to the excess of its stated redemption price at maturity (or, in the case of a stripped coupon, the amount payable on the due date of such coupon) over its issue price. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Trust Fund containing variable-rate Mortgage Loans. Each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286 and the regulations thereunder, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates -- Possible Alternative Characterizations," the OID Regulations state, in general, that all debt instruments issued in connection with the same transaction must be treated as a single debt instrument. The Trustee will make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

         Furthermore, Treasury regulations support the treatment of a Stripped Certificate as a single debt instrument issued on the date it is originated for purposes of calculating any original issue discount. The preamble to such regulations states that such regulations are premised on the assumption that an aggregation approach is appropriate in determining whether original issue discount on a stripped bond or stripped coupon is de minimis. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. The preamble to such regulations also provide that such regulations are premised on the assumption that generally the interest component of such a Stripped Certificate would be treated as stated interest under the OID Regulations.

     Status of Certificates

         Even if Certificates evidence an interest in a Trust Fund consisting of Mortgage Loans that are "real estate assets" within the meaning of Code Section 856(c)(A), and "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), and the interest (including original issue discount) income on which is an "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), it is unclear whether the Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the Company will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Certificates in material should consult their tax advisors regarding whether the Certificates, and the income therefrom, will be so characterized.

         The Certificates will be "obligation[s] (including any participation or Certificate of Beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

     Taxation of Stripped Certificates

         Original Issue Discount. Except as described above under "General," each Stripped Certificate will be considered to have been issued (i) on the date that the stripped interest is purchased and (ii) at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest. Each stripped interest generally will have original issue discount equal to the excess of its stated redemption price at maturity (or, in the case of a stripped coupon, the amount payable on the due date of such coupon) over its issue price. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant yield method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, it appears that the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Securities -- Taxation of Regular Securities -- Original Issue Discount." However, with the apparent exception of a Stripped Certificate issued with de minimis original issue discount, as described above under "General," the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Certificate to such Stripped Certificateholder, presumable under the Prepayment Assumption, other than amounts treated as qualified stated interest.

         If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

         Possible Alternative Characterizations. As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. Under the rules of the OID Regulations relating to contingent payments, a projected payment schedule for the Stripped Certificates would be constructed by the Company. Interest accrual and adjustments relating to the Stripped Certificates would be determined under the general rules of the noncontingent bond method described above. While not free from doubt, counsel for the Company believes that uncertainty as to the payment of interest arising as a result of the possibility of prepayment of the Mortgage Loans should not cause the contingent payment rules under the OID Regulations to apply to interest with respect to the Stripped Certificates.

         Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Federal Income Tax Consequences for REMIC Securities -- Taxation of Regular Securities -- Sale or Exchange of Regular Securities." To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

         Purchase of Complimentary Classes of Stripped Certificates. Stripped Certificates of certain Classes of the same Series ("Complementary Certificates"), when held in combination, may provide an aggregate economic effect equivalent to that of a pass-through security based upon the same assets in the Trust. When an investor purchases Complementary Certificates, it appears that, for federal income tax purposes, each Certificate should be treated separately and should be subject to the rules described above. The IRS could assert, however, that Complementary Certificates held in combination should be treated as a single pass-through type instrument, with the result that the rules governing stripped bonds and stripped coupons under
Section 1286 of the Code would not be applied. Consequently, investors who acquire Complementary Certificates should consult their own tax advisors as to the proper treatment of such Certificates.

         Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

         The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder. The Trustee will also file such original issue discount information with the IRS. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Federal Income Tax Consequences for REMIC Securities -- Backup Withholding."

TAXATION OF CERTAIN FOREIGN INVESTORS

         To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Certificateholder on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

         Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements described above under "Federal Income Tax Consequences for REMIC Securities -- Taxation of Certain Foreign Investors -- Regular Securities."


                              PLAN OF DISTRIBUTION

         Certificates are being offered hereby in series through one or more underwriters or groups of underwriters (the "Underwriters"). The related Prospectus Supplement will set forth the terms of offering of a Series of Securities, including the public offering or purchase price of each Class of Securities of such Series being offered thereby or the method by which such price will be determined and the net proceeds to the Issuer (in the case of a Series of Bonds) or to the Company (in the case of a Series of Certificates) from the sale of each such Class. Such Securities will be acquired by the Underwriters for their own account and may be resold from time to time in one or more transactions including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing Underwriter or Underwriters with respect to the offer and sale of a particular Series of Securities will be set forth on the cover of the Prospectus Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

         In connection with the Sale of the Securities, Underwriters may receive compensation from the related Issuer or the Company or from purchasers of the Securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Securities may be deemed to be Underwriters in connection with such Certificates, and any discounts or commissions received by them from the related Issuer or the Company and any profit on the resale of Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. The Prospectus Supplement will describe any such compensation paid by the related Issuer or the Company.

         It is anticipated that the underwriting agreement pertaining to the sale of any Series of Securities will provide that the obligations of the Underwriters will be subject to certain conditions precedent, that the Underwriters will be obligated to purchase all such Securities if any are purchased and that the related Issuer or the Company will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


                                  LEGAL MATTERS

         The legality of the Securities and certain federal income tax matters will be passed upon for the Company by Andrews & Kurth L.L.P., Dallas, Texas.


                FINANCIAL INFORMATION AND ADDITIONAL INFORMATION

         A new Trust will be formed with respect to each Series of Certificates and, unless otherwise specified in the Prospectus Supplement, a new Owner Trust will be formed with respect to each Series of Bonds issued by an Owner Trust. Unless otherwise specified in the Prospectus Supplement for a Series of Securities, no Trust will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust will be included in this Prospectus or in the related Prospectus Supplement.

         Copies of the Registration Statement to which this Prospectus forms a part and the exhibits thereto are on file at the offices of the Securities and Exchange Commission in Washington, D.C., and may be obtained at rates prescribed by the Commission upon request to the Commission and inspected, without charge, at the offices of the Commission.

         Copies of FHLMC's most recent Offering Circular for FHLMC Certificates, FHLMC's Information Statement and most recent Supplement thereto and any quarterly report made available by

FHLMC can be obtained in writing or calling FHLMC's Investor Relations Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (800-336-FMPC). The Company did not participate in the preparation of FHLMC's Offering Circular, Information Statement or any Supplement thereto or any such quarterly report.

         Copies of FNMA's most recent Prospectus for FNMA Certificates and FNMA's annual report and quarterly financial statements as well as other financial information are available from the Vice President for Investor Relations of FNMA, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7585). The Company did not participate in the preparation of FNMA's Prospectus or any such report, financial statement or other financial information.


                                     EXPERTS

         The financial statements incorporated in this prospectus by reference from the Company's Annual Report (Form 10-K) for the year ended December 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                            INDEX OF PRINCIPAL TERMS

                                                                             PAGE
                                                                             ----
Administrator.................................................................45
Advance Account...............................................................54
Annual Reduction..............................................................84
Applicable Accounting Standards...............................................63
APR...........................................................................36
Assumed........................................................................2
Bankruptcy Bond...............................................................44
Beneficial Owners.............................................................24
BIF...........................................................................64
Book Entry Registration.......................................................20
Book Entry Securities.........................................................24
Certificate Account...........................................................20
Certificate Trustee...........................................................33
Certificates of Beneficial Ownership..........................................68
Clearing Agency...............................................................24
Clearing Agency Participants..................................................24
Collateral Value..............................................................36
Collection Account............................................................20
Companion Securities..........................................................19
Company.......................................................................68
Compound Interest Securities..................................................19
Contract Loan Schedule........................................................60
Contract Pool.................................................................36
Contracts.....................................................................36
Cooperative Loans.............................................................25
Cooperatives..................................................................25
CPTs..........................................................................38
Credit Enhancement............................................................40
Custodial Account.............................................................46
Cut-off Date..................................................................19
Deposit Date..................................................................62
Deposit Trust Agreement.......................................................17
Disqualified Organization...............................................104, 105
DOL...........................................................................88
ERISA.........................................................................87
Event of Default..............................................................56
FAMC..........................................................................69
FDIC..................................................................46, 64, 87
FHA Loans.....................................................................27
FHLMC Certificate Group.......................................................31
FHLMC Certificates............................................................34
FLTs..........................................................................38
FmHA Loans....................................................................27
FNMA Certificates.............................................................34
Funding Agreement.............................................................33
Funding Agreement Trustee.....................................................33
Garn-St. Germain Act..........................................................76
GNMA Certificates.............................................................34

GNMA Issuer...................................................................27
Guaranty Agreement............................................................27
Holder-in-Due Course..........................................................79
Initial Depositor.............................................................68
Insurance Proceeds............................................................46
Interest Only Securities......................................................19
INVs..........................................................................38
IOs...........................................................................38
IRS...........................................................................93
Issuer....................................................................16, 17
Liquidation Proceeds..........................................................46
Loan-to-Value Ratio...........................................................26
Management Agreement..........................................................69
Manager.......................................................................69
Manufactured Home.............................................................36
Manufactured Home Loans.......................................................80
Manufacturer's Invoice Price..................................................36
Market Discount...........................................................96, 98
Monthly Advance...............................................................47
Mortgage Loans................................................................90
Mortgage Notes................................................................25
Mortgage Pool Insurance Policy................................................42
Mortgage Rates................................................................26
Mortgaged Properties..........................................................25
Mortgages.....................................................................25
Mortgagors....................................................................46
Multifamily Loan Pool.........................................................35
Multifamily Loan Schedule.....................................................60
Multifamily Loan Seller.......................................................60
NCUA......................................................................46, 87
Non-Agency Administrator......................................................33
Non-Agency Pooling and Administration Agreement...............................33
Non-Agency Servicers..........................................................34
Non-Priority Securities.......................................................20
Non-REMIC Bonds..............................................................110
Notional Principal Balance....................................................17
Original Issue Discount.......................................................92
Original Value................................................................26
OTS.......................................................................77, 87
Owner Trustee.................................................................17
PACs..........................................................................38
Parties in Interest...........................................................88
Pass-Through Entity..........................................................104
Permitted Instruments.........................................................40
Plan Asset Regulations........................................................88
Plans.........................................................................87
PMBS Agreement................................................................37
PMBS Issuer...................................................................37
PMBS Servicer.................................................................37
PMBS Trustee..................................................................37
Pool Insurer..................................................................42
POs...........................................................................38
Pre-Funding Account...........................................................39
Pre-Funding Arrangement.......................................................39

Prepayment Assumption.........................................................92
Principal Only Securities.....................................................19
Principal Prepayments.........................................................22
Priority Securities...........................................................20
Prohibited Transactions...................................................18, 88
Property Improvement Loans....................................................80
Record Date...................................................................20
Registrar.....................................................................18
Regular Securityholder........................................................92
REIT..........................................................................91
Relief Act....................................................................79
REMIC.........................................................................90
REMIC Pool....................................................................90
REMIC Securities..............................................................90
Remittance Date...............................................................47
Remittance Rate...............................................................47
Reserve Fund..................................................................44
Residual Securities...........................................................90
Residual Securityholders.....................................................100
Residuals.....................................................................38
Retail Class Security.........................................................93
SAIF..........................................................................64
Scheduled Amortization Securities.............................................19
Scheduled Principal...........................................................32
Secured Contract..............................................................36
Seller........................................................................24
Senior Securities.............................................................40
Servicers.................................................................45, 46
Servicing Agreement.......................................................45, 46
SMMEA.........................................................................86
Special Hazard Insurance Policy...............................................42
Stated.........................................................................2
Stripped Certificateholder...................................................117
Stripped Certificates...................................................114, 115
Subordinated Securities.......................................................40
Subsequent Loan Assets........................................................39
TACs..........................................................................38
Title I Contracts.............................................................80
Title I Loans.................................................................80
Title I Program...............................................................80
Title V.......................................................................78
TMP...........................................................................92
Trust.........................................................................16
Trustee.......................................................................45
U.S. Person.............................................................105, 106
UCC...........................................................................74
Underwriters.................................................................119
Unsecured Contract............................................................36
VA Loans......................................................................27
Window Period Loans...........................................................77
Zs............................................................................38

================================================================================


         No one is authorized to give information or to make representations in connection with the Notes other than the information and representations contained in this prospectus supplement and the accompanying prospectus. You must not rely on any unauthorized information or representation. This prospectus supplement and the accompanying prospectus do not constitute an offer or a solicitation of an offer with respect to the Notes if it is illegal to make such an offer or solicitation to you under state law. By delivering this prospectus supplement and the accompanying prospectus at any time, no one implies that the information contained herein or therein is correct after the date hereof or thereof.

                         --------------------------------

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                           PAGE
                                                                           ----
Summary of Terms...........................................................S-5
Risk Factors...............................................................S-10
Summary of Transaction.....................................................S-13
Use of Proceeds............................................................S-13
The Issuer.................................................................S-13
Assets of the Issuer and Security for the Notes............................S-14
The Agency Securities and Assets of the Underlying Pools...................S-15
Description of the Notes...................................................S-19
Yield, Average Life and Prepayment Considerations..........................S-23

Description of the Indenture...............................................S-27
Governing Law..............................................................S-32
Certain Federal Income Tax Considerations..................................S-32
Certain ERISA Considerations...............................................S-35
Legal Investment Considerations............................................S-37
Underwriting...............................................................S-37
Legal Matters..............................................................S-38
Ratings....................................................................S-38

                                   PROSPECTUS

                                                                           PAGE
                                                                           ----
Summary of Prospectus.........................................................1
Risk Factors..................................................................6
Description of the Securities................................................17
Assets Securing or Underlying the Securities.................................25
Credit Enhancement...........................................................42
Servicing of the Mortgage Loans, Multifamily Loans and Contracts.............47
The Indenture................................................................57
The Pooling Agreement and Deposit Trust Agreement............................60
Use of Proceeds..............................................................70
The Issuer...................................................................70
The Trustee..................................................................72
Certain Legal Aspects of the Mortgage Assets.................................73
Legal Investment Matters.....................................................89
ERISA Considerations.........................................................90
Certain Federal Income Tax Consequences......................................92
Plan of Distribution........................................................122
Legal Matters...............................................................123
Financing Information and Additional Information............................123
Experts.....................................................................124
Index of Principal Terms....................................................124

                                   $2,750,400


                           FAIC II ISSUER TRUST 2000-1


                        ASSET BACKED NOTES, SERIES 2000-1
                              DUE DECEMBER 1, 2029

                             FUND AMERICA INVESTORS
                                 CORPORATION II
                                    Depositor


                         --------------------------------

                              PROSPECTUS SUPPLEMENT

                         --------------------------------


                               MERRILL LYNCH & CO.


                                JANUARY 19, 2000

================================================================================